Registration No. 333-156019

811-21397

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 25	☒

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 77	☒

NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-IV

(Exact Name of Registrant)

NEW YORK LIFE INSURANCE AND

ANNUITY CORPORATION

(Name of Depositor)

51 Madison Avenue, New York, New York 10010

(Address of Depositor’s Principal Executive Office)

Depositor’s Telephone Number: (212) 576-7000

Erica E. Carrig, Esq. New York Life Insurance and Annuity Corporation 51 Madison Avenue New York, New York 10010 (Name and Address of Agent for Service)

Copy to:

Chip Lunde, Esq. Carlton Fields Jorden Burt 1025 Thomas Jefferson Street, NW Suite 400 East Washington, D.C. 20007-5208	Thomas F. English, Esq. Senior Vice President, Deputy General Counsel and Chief Insurance Counsel New York Life Insurance Company 51 Madison Avenue New York, New York 10010

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective (check appropriate box)

☐ immediately upon filing pursuant to paragraph (b) of Rule 485.

☒ on May 1, 2020 pursuant to paragraph (b) of Rule 485.

☐ 60 days after filing pursuant to paragraph (a)(1) of Rule 485.

☐ on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:	Units of interest in a separate account under variable annuity contracts.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports of the funds described herein will no longer be sent by mail, unless you specifically request paper copies of the reports from the NYLIAC Variable Products Service Center. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from NYLIAC electronically by contacting the NYLIAC Variable Products Service Center.

You may elect to receive all future reports in paper free of charge. You can inform NYLIAC that you wish to continue receiving paper copies of your shareholder reports by contacting the NYLIAC Variable Products Service Center. Your election to receive reports in paper will apply to all funds described herein.

PROSPECTUS Dated May 1, 2020

for

New York Life Premier Variable Annuity

From

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a Delaware Corporation)

51 Madison Avenue, Floor 3B, Room 0304,

New York, New York 10010

Investing in

NYLIAC Variable Annuity Separate Account-III

NYLIAC Variable Annuity Separate Account-IV

This Prospectus describes the individual flexible premium New York Life Premier Variable Annuity policies issued by New York Life Insurance and Annuity Corporation (NYLIAC). We have discontinued sales of new policies, but we still accept new premium payments for in-force policies. We designed these policies to assist individuals with their long-term retirement planning or other long-term needs. You can use these policies with retirement plans that do or do not qualify for special federal income tax treatment. The policies offer no additional tax benefit when used with plans that qualify for special federal income tax treatment. The policies offer flexible premium payments, access to your money through partial withdrawals (some withdrawals may be subject to a surrender charge and/or penalty tax), a choice of when Income Payments commence, and a guaranteed death benefit if the Owner dies before Income Payments have commenced.

NYLIAC offered an individual single premium version of the policies in some states. Appendix 1 of this Prospectus modifies the May 1, 2020 Prospectus for the policies to describe the single premium version of the policies. The principal difference between the single premium version and the flexible premium version of the policies is that under the single premium policies you can only make one premium payment.

You can choose to have the Mortality and Expense Risk and Administrative Costs Charge (“M&E Charge”) associated with your policy assessed based on either the Accumulation Value of the policy (which invests in Separate Account III) or the Adjusted Premium Payments (which invests in Separate Account IV). The M&E Charge assessed to your policy will be based on the option that you choose. You must choose your M&E Charge option prior to the issuance of the policy. Once the M&E Charge option is chosen it cannot be changed.

For Accumulation Value based M&E Charge policies, the M&E Charge is assessed based on the Accumulation Value of the policy and will vary with fluctuations in the policy’s Accumulation Value. For Premium based M&E Charge policies, the M&E Charge is assessed based on the Adjusted Premium Payments and will not vary with fluctuations in the policy’s Accumulation Value. Please see “TABLE OF FEES AND EXPENSES—Periodic Charges Other Than Fund Company Charges” for more information.

You should read this Prospectus carefully before investing and keep it for future reference. This Prospectus is not valid unless it is accompanied by the current prospectuses for the Eligible Portfolios of the Funds in which the Investment Divisions invest (the “Funds” and each individually, a “Fund”). Please contact us at (800) 598-2019, or contact your registered representative, if you do not have the accompanying book of underlying fund prospectuses.

To learn more about the policies, you can obtain a copy of the Statement of Additional Information (SAI) dated May 1, 2020. The SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into this Prospectus. The table of contents for the SAI appears at the end of this Prospectus. For a free copy of the SAI, call us at (800) 598-2019 or write to us at the address noted above. The SEC maintains a website (http://www.sec.gov) that contains the SAI and other information that is filed electronically with the SEC.

The SEC has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

The policies involve risks, including potential loss of principal invested. The policies are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the FDIC, the Federal Reserve Board, or any other agency.

Your premium payments accumulate on a tax-deferred basis. This means your earnings are not taxed until you take money out of your policy, which can be done in several ways. You can split your premium payments among a Fixed Account, the Dollar Cost Averaging Advantage Account, and the Investment Divisions listed below. You may also allocate your premium payments to an available Asset Allocation Model. The Investment Divisions listed below are available regardless of the M&E Charge structure that you choose.

•	MainStay VP Balanced — Service Class
•	MainStay VP Bond — Service Class
•	MainStay VP CBRE Global Infrastructure — Service Class[2]
•	MainStay VP Conservative Allocation — Service Class
•	MainStay VP Emerging Markets Equity — Service Class[1]
•	MainStay VP Epoch U.S. Equity Yield — Service Class
•	MainStay VP Fidelity Institutional AM® Utilities — Service Class
•	MainStay VP Floating Rate — Service Class
•	MainStay VP Growth Allocation — Service Class
•	MainStay VP Income Builder — Service Class
•	MainStay VP Indexed Bond — Service Class
•	MainStay VP IQ Hedge Multi-Strategy — Service Class
•	MainStay VP Janus Henderson Balanced[7]
•	MainStay VP MacKay Common Stock — Service Class
•	MainStay VP MacKay Convertible — Service Class
•	MainStay VP MacKay Government — Service Class
•	MainStay VP MacKay Growth — Service Class[1]
•	MainStay VP MacKay High Yield Corporate Bond — Service Class
•	MainStay VP MacKay International Equity — Service Class
•	MainStay VP MacKay Mid Cap Core — Service Class
•	MainStay VP MacKay S&P 500 Index — Service Class
•	MainStay VP MacKay Small Cap Core — Service Class
•	MainStay VP MacKay Unconstrained Bond — Service Class
•	MainStay VP Mellon Natural Resources — Initial Class
•	MainStay VP Moderate Allocation — Service Class
•	MainStay VP Moderate Growth Allocation — Service Class
•	MainStay VP PIMCO Real Return — Service Class
•	MainStay VP Small Cap Growth[5,7]
•	MainStay VP T. Rowe Price Equity Income — Service Class[1]
•	MainStay VP U.S. Government Money Market — Initial Class
•	MainStay VP Winslow Large Cap Growth — Service Class[6]
•	American Funds IS Asset Allocation Fund — Class 4
•	American Funds IS Blue Chip Income and Growth Fund — Class 4
•	American Funds IS Global Small Capitalization Fund — Class 4
•	American Funds IS Growth Fund — Class 4
•	American Funds IS New World Fund® — Class 4
•	BlackRock® Global Allocation V.I. Fund — Class III
•	BlackRock® High Yield V.I. Fund — Class III
•	BNY Mellon IP Technology Growth Portfolio –– Service Shares[3]
•	ClearBridge Variable Appreciation Portfolio — Class II
•	Columbia Variable Portfolio — Commodity Strategy Fund — Class 2
•	Columbia Variable Portfolio — Emerging Markets Bond Fund — Class 2
•	Columbia Variable Portfolio — Small Cap Value Fund — Class 2
•	Delaware VIP® Small Cap Value Series — Service Class
•	DWS Alternative Asset Allocation VIP — Class B
•	Fidelity® VIP ContrafundSM Portfolio — Service Class 2
•	Fidelity® VIP Emerging Markets Portfolio — Service Class 2
•	Fidelity® VIP Equity-Income PortfolioSM — Service Class 2
•	Fidelity® VIP FundsManager® 60% Portfolio — Service Class
•	Fidelity® VIP Growth Opportunities Portfolio — Service Class 2
•	Fidelity® VIP Health Care Portfolio — Service Class 2
•	Fidelity® VIP International Index Portfolio — Service Class 2
•	Fidelity® VIP Mid Cap Portfolio — Service Class 2
•	Invesco Oppenheimer V.I. Main Street Small Cap Fund® — Series II Shares
•	Invesco V.I. American Value Fund — Series II Shares
•	Invesco V.I. International Growth Fund — Series II Shares
•	Janus Henderson Enterprise Portfolio — Service Shares
•	Janus Henderson Global Research Portfolio — Service Shares
•	Legg Mason/QS Aggressive Model Portfolio — Class II
•	Legg Mason/QS Moderately Aggressive Model Portfolio — Class II
•	Legg Mason/QS Moderate Model Portfolio — Class II
•	Legg Mason/QS Moderately Conservative Model Portfolio — Class II
•	Legg Mason/QS Conservative Model Portfolio — Class II
•	MFS® International Intrinsic Value Portfolio — Service Class[4]
•	MFS® Investors Trust Series — Service Class
•	MFS® Mid Cap Value Portfolio — Service Class
•	MFS® Research Series — Service Class
•	Morgan Stanley VIF U.S. Real Estate Portfolio — Class II
•	Neuberger Berman AMT Mid Cap Growth Portfolio — Class S
•	PIMCO VIT Income Portfolio — Advisor Class
•	PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged) — Advisor Class
•	PIMCO VIT Low Duration Portfolio — Advisor Class
•	PIMCO VIT Total Return Portfolio — Advisor Class
•	Victory VIF Diversified Stock Fund — Class A Shares[1]

[1]

New allocations to the MainStay VP Emerging Markets Equity, MainStay VP MacKay Growth, MainStay VP T. Rowe Price Equity Income and Victory VIF Diversified Stock Fund Investment Divisions will not be accepted from policyowners who were not invested in the Investment Divisions on November 13, 2017. For existing policyowners, if all your Accumulation Value is removed from these Investment Divisions on or after November 13, 2017, you will not be able to reinvest in these Investment Divisions.

[2]	Formerly known as MainStay VP Cushing® Renaissance Advantage.
[3]	Formerly known as Dreyfus IP Technology Growth Portfolio.
[4]	Formerly known as MFS® International Value Portfolio.
[5]	Formerly known as MainStay VP Eagle Small Cap Growth.
[6]	Formerly known as MainStay VP Large Cap Growth.
[7]

New allocations to the MainStay VP Small Cap Growth — Initial Class or MainStay VP Janus Henderson Balanced — Initial Class Investment Divisions will not be accepted from policyowners who were not invested in these Investment Divisions on February 17, 2012. For existing policyowners, if all of your Accumulation Value is removed from these Investment Divisions on or after February 17, 2012, you will not be able to reinvest in these Investment Divisions.

Please note that if you have purchased the Guaranteed Investment Protection Rider or the Guaranteed Investment Protection Rider 2.0, there are restrictions regarding your ability to allocate your Premium Payments (as defined in this Prospectus) to the Investment Divisions or available Asset Allocation Models. Please see “THE POLICIES—Riders— Guaranteed Investment Protection Rider (optional),” “Guaranteed Investment Protection Rider 2.0 (optional)” and “APPENDIX 2” for more information.

The Fixed Account is not available for policies issued in the State of New York.

We do not guarantee the investment performance of the Investment Divisions. Depending on current market conditions, you can make or lose money in any of the Investment Divisions.

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This Prospectus is not considered an offering in any state where the sale of the policy cannot lawfully be made. We do not authorize any information or representations regarding the offering other than as described in this Prospectus or in any accompanying supplement to this Prospectus or in any authorized supplemental sales material.

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DEFINITIONS

Accumulation Unit—An accounting unit we use to calculate the Variable Accumulation Value prior to the Annuity Commencement Date. Each Investment Division of the Separate Account has a distinct variable Accumulation Unit value.

Accumulation Value—The sum of the Variable Accumulation Value, the Fixed Account Accumulation Value (if applicable), and the DCA Advantage Account Accumulation Value of a policy.

ADBR—Annual Death Benefit Reset Rider.

Adjusted Death Benefit Premium Payments—The total dollar amount of premium payments made under this Policy reduced by any Adjusted Death Benefit Premium Payment Proportional Withdrawals.

Adjusted Death Benefit Premium Payment Proportional Withdrawal—An amount equal to the amount withdrawn from this Policy (including any amount withdrawn that may include surrender charges), divided by this Policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the Adjusted Death Benefit Premium Payments immediately preceding the withdrawal.

Adjusted Premium Payment—The total dollar amount of premium payments made under the policy and allocated to the Investment Divisions and DCA Advantage Account reduced by any withdrawals and applicable surrender charges in excess of any gain in the policy.

Allocation Options—The Investment Divisions of the Separate Account, any available Asset Allocation Model and the Fixed Account.

Annuitant—The person named on the Policy Data Page and whose life determines the Income Payments.

Annuity Commencement Date—The date on which we are to make the first Income Payment under the policy.

Asset Allocation Category(ies)—A group of Investment Divisions of the Separate Account categorized based on investment risk determined by NYLIAC.

Asset Allocation Model—A model portfolio comprised of Investment Divisions of the Separate Account. The Asset Allocation Models are no longer available for new investment. Beginning May 1, 2020, you may not select an Asset Allocation Model or transfer from one Asset Allocation Model to another model. If your Accumulation Value is currently allocated to an Asset Allocation Model, you may continue to allocate all or a portion of your premium payments to such model. If, however, you transfer your entire allocation out of an Asset Allocation Model, you will not be able to transfer back into that model or switch to a new model. The Asset Allocation Models were designed by QS Investors, LLC (“QS Investors”) and are based primarily on investment risk.

Beneficiary—The person or entity having the right to receive the death benefit proceeds set forth in the policy and who is the “designated beneficiary” for purposes of Section 72 of the Code (as defined below).

Business Day—Generally, any day on which the New York Stock Exchange (NYSE) is open for trading. Our Business Day ends at 4:00 p.m. Eastern Time or the close of regular trading of the NYSE, if earlier.

Code—The Internal Revenue Code of 1986, as amended.

Consideration—A premium payment, or a portion thereof and/or, if allowable, a transfer amount from an Investment Division to the Fixed Account.

Dollar Cost Averaging (DCA) Advantage Account Accumulation Value—The sum of premium payments and Breakpoint Credits allocated to the DCA Advantage Account, plus interest credited on those premium payments and Breakpoint Credits, less any transfers and partial withdrawals from the DCA Advantage Account, and less any surrender charges and policy service charges that may already have been deducted from the DCA Advantage Account. The DCA Advantage Account Accumulation Value is supported by assets in NYLIAC’s general account. These assets are subject to the claims of our general creditors. The DCA Advantage Account Accumulation Value will never be less than the DCA Advantage Account portion of the Nonforfeiture Value.

Dollar Cost Averaging (DCA) Advantage Account—An Allocation Option that permits dollar cost averaging over a six-month period and pays interest on amounts remaining in the account. Amounts are transferred from the DCA Advantage Account to the Investment Division(s) you choose on a monthly basis.

EBB—Enhanced Beneficiary Benefit.

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Eligible Designated Beneficiary—Eligible Designated Beneficiaries include spouses, minor children (until they reach the age of majority), someone who is disabled or chronically ill (including certain trusts for the disabled or chronically ill), or an individual not more than 10 years younger than the original IRA owner or plan participant.

Eligible Portfolios (Portfolios)—The mutual fund portfolios of the funds that are available for investment through the Investment Divisions of the Separate Account.

Fixed Account—An account that is credited with a fixed interest rate which NYLIAC declares and is not part of the Separate Account. The Fixed Account is supported by assets in NYLIAC’s general account, which are subject to the claims of our general creditors.

Fixed Account Accumulation Value—The sum of premium payments and Breakpoint Credits and, if allowable, transfers allocated to the Fixed Account, plus interest credited on those premium payments and Breakpoint Credits and, if allowable, transfers, less any transfers and partial withdrawals from the Fixed Account, and less any surrender charges and policy service charges and rider charges assessed on and deducted from the Fixed Account. The Fixed Account Accumulation Value will never be less than the Fixed Account portion of the Nonforfeiture Value.

General Office—A New York Life field office.

GIPR/GIPR 2.0—Guaranteed Investment Protection Rider or Guaranteed Investment Protection Rider 2.0.

Good Order—We consider a transaction to be in “Good Order” if it complies with our administrative procedures and all relevant laws and regulations, and the required information is complete and correct. We may delay or reject a request if it is not in Good Order. Good Order means the actual receipt by us of instructions relating to the requested transaction in writing (or, if permitted, by telephone or electronically), along with all forms and other information or documentation necessary to complete the request. We may, in our sole discretion, determine whether any particular request is in Good Order. If you have any questions, you should contact us or your registered representative before submitting a form or request.

Income Payments—Periodic payments NYLIAC makes after the Annuity Commencement Date.

Investment Division—The variable investment options available under the policy. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.

IPP/IPP II—Investment Protection Plan or Investment Protection Plan II.

Life Income—Guaranteed Period Payment Option-The Income Payment option available under this policy. Monthly payments made under this option are made over the life of the Annuitant(s) with a guarantee of 10 years of payments.

Non-Qualified Policies—Policies that are not available for use by individuals in connection with employee retirement plans intended to qualify for special federal income tax treatment under Sections 403(b), 408, and 408A of the Code. Non-Qualified Policies include policies issued for other retirement plans or arrangements, including plans qualifying under Section 401(a) of the Code.

Nonforfeiture Rate—The rate used to calculate the Fixed Account and DCA Advantage Account Nonforfeiture Values. This rate, as shown on the Policy Data Page, is equal to the lesser of: a) 3.00%, and b) a rate that is not less than 1.00% and determined by using the six-month average of the five-year Constant Maturity Treasury Rate reported by the Federal Reserve for December through May (for period beginning July 1) and June through November (for period beginning January 1), rounded to the nearest .05%, minus 1.25%.

Nonforfeiture Value—The Nonforfeiture Value is equal to 87.50% of the Consideration(s) allocated to the Fixed Account and/or to the DCA Advantage Account accumulated at the Nonforfeiture Rate since the Payment Date or transfer date, minus any amounts withdrawn or transferred from the Fixed Account and/or the DCA Advantage Account, with the remaining amount accumulated at the Nonforfeiture Rate since the date of withdrawal or transfer.

NYLIAC, we, our or us—New York Life Insurance and Annuity Corporation. All written service requests must be sent to the NYLIAC Variable Products Service Center (“VPSC”) at one of the addresses listed in Question 15 of the section of the Prospectus entitled, “QUESTIONS AND ANSWERS ABOUT NEW YORK LIFE PREMIER VARIABLE ANNUITY.”

Owner (you, your)—The individual(s) or entity(ies) designated as the Owner in the policy or as subsequently changed, who is entitled to exercise all rights under the policy.

Payment Date—The Business Day on which we receive a premium payment at the address specified in this Prospectus to receive such payment.

5

Payment Year(s)—With respect to any premium payment, the year(s) beginning on the date such premium payment is made to the policy.

Policy Anniversary—An anniversary of the Policy Date shown on the Policy Data Page.

Policy Data Page—Page 2 of the policy which contains the policy specifications.

Policy Date—The date from which we measure Policy Years, quarters, months, and Policy Anniversaries. It is shown on the Policy Data Page.

Policy Year—A year starting on the Policy Date. Subsequent Policy Years begin on each Policy Anniversary, unless otherwise indicated.

Qualified Policies—Policies for use by individuals under employee retirement plans that are intended to qualify for special federal income tax treatment under Sections 403(b), 408, and 408A of the Code. Qualified Policies do not include policies issued for any other retirement plans or arrangements, including plans qualifying under Section 401(a) of the Code.

Rider Reset—Changing the guaranteed amount of an Investment Protection Plan Rider, Investment Protection Plan II Rider, Guaranteed Investment Protection Rider or Guaranteed Investment Protection Rider 2.0 to make it equal to the Accumulation Value (less any applicable reductions) on the next Policy Anniversary.

Reset Value—Please see “Riders-Annual Death Benefit Reset Rider (optional)”.

Separate Account—NYLIAC Variable Annuity Separate Account-III or NYLIAC Variable Annuity Separate Account-IV, each a segregated asset account we established to receive and invest premium payments paid under the policies. The Separate Account’s Investment Divisions, in turn, purchase shares of Eligible Portfolios.

Suitability Standards—The criteria used to evaluate whether a recommended transaction, relating to your policy, is suitable for the policyowner.

Variable Accumulation Value—The sum of the current Accumulation Unit value(s) for each of the Investment Divisions multiplied by the number of Accumulation Units held in the respective Investment Division.

VPSC—The Variable Products Service Center. You may contact the VPSC toll-free by calling 1-800-598-2019, or by sending correspondence to one of the addresses listed in Question 15 of the section of the Prospectus entitled, “QUESTIONS AND ANSWERS ABOUT NEW YORK LIFE PREMIER VARIABLE ANNUITY.”

6

TABLE OF FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender the policy, or transfer Accumulation Value between investment options. State premium taxes may also be deducted.

Policyowner Transaction Expenses

Guaranteed maximum Surrender Charge as a percentage of the amount withdrawn[1]	8.00%
Current Surrender Charge as a percentage of the amount withdrawn[1]	8.00%
Transfer Fee	Guaranteed maximum charge: $30
Current charge: $0[2]

[1]

In Payment Years 2 and beyond, the percentage applied to calculate the maximum surrender charge is reduced as follows: 7% during Payment Year 2; 6% during Payment Year 3; 5% during Payment Year 4; 4% during Payment Year 5; 3% during Payment Year 6; 2% during Payment Year 7; and 0% thereafter.

[2]

Currently, we do not charge for transfers under the policy. However, we reserve the right to charge for transfers in excess of 12 in a Policy Year. We will charge no more than $30 for each transfer at the time each transfer is processed. See “CHARGES AND DEDUCTIONS—Other Charges— (i) Transfer Fees.”

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including Fund fees and expenses.

Periodic Charges Other Than Fund Company Charges

The charges in the “Accumulation Value Based M&E Charge Policies” column apply if you chose to have M&E charges calculated as an annualized percentage of daily average Variable Accumulation Value. The charges in the “Premium Based M&E Charge Policies” column apply if you chose to have M&E charges calculated as an annualized percentage of Adjusted Premium Payments.

	Accumulation Value Based M&E Charge Policies	Premium Based M&E Charge Policies
Annual Policy Service Charge[1]	$30	$30
Current and guaranteed maximum Mortality and Expense Risk and Administrative Costs Charge	1.35%	1.55%

[1]	Waived for policies with $100,000 or more Accumulation Value

Optional Rider Charges: Investment Protection Plan Rider (applied for before February 15, 2010)

Guaranteed maximum Investment Protection Plan Rider Charge (calculated as an annualized percentage of the amount that is guaranteed under the Investment Protection Plan Rider, deducted on a quarterly basis).	1.00%
Current Investment Protection Plan Rider Charge for Rider Resets	0.80%
Current and guaranteed maximum Rider Risk Charge Adjustment (one-time charge for cancellation of the Investment Protection Plan Rider; calculated as a percentage of the amount that is guaranteed.)	2.00%

Optional Rider Charges: Investment Protection Plan Rider (applied for on or after February 15, 2010)

Guaranteed maximum Investment Protection Plan Rider Charge (calculated as an annualized percentage of the amount that is guaranteed under the Investment Protection Plan Rider, deducted on a quarterly basis).	1.25%
Current Investment Protection Plan Rider Charge for Rider and Rider Resets	0.70%
Current and guaranteed maximum Rider Risk Charge Adjustment (one-time charge for cancellation of the Investment Protection Plan Rider; calculated as a percentage of the amount that is guaranteed.)	2.00%

7

Optional Rider Charges: Investment Protection Plan II Rider

Guaranteed maximum Investment Protection Plan II Rider Charge (calculated as an annualized percentage of the amount that is guaranteed under the Investment Protection Plan II Rider, deducted on a quarterly basis).	1.50%
Current Investment Protection Plan II Rider Charge for Rider Resets	0.70%
Current and guaranteed maximum Rider Risk Charge Adjustment (one-time charge for cancellation of the Investment Protection Plan II Rider; calculated as a percentage of the amount that is guaranteed.)	2.00%

Optional Rider Charges: Guaranteed Investment Protection Rider

Guaranteed maximum Guaranteed Investment Protection Rider Charge (calculated as an annualized percentage of the amount that is guaranteed under the Guaranteed Investment Protection Rider, deducted on a quarterly basis).	1.50%
Current Guaranteed Investment Protection Rider Charge for Rider Resets	0.70%
Current and guaranteed maximum Rider Risk Charge Adjustment (one-time charge for cancellation of the Guaranteed Investment Protection Rider; calculated as a percentage of the amount that is guaranteed.)	2.00%

Optional Rider Charges: Guaranteed Investment Protection Rider 2.0

Guaranteed maximum Guaranteed Investment Protection Rider 2.0 Charge
(calculated as an annualized percentage of the amount that is guaranteed under the Guaranteed Investment Protection Rider 2.0, deducted on a quarterly basis).
10 Year Rider Term	2.00%
11 Year Rider Term	2.00%
12 Year Rider Term	1.50%
13 Year Rider Term	1.50%
14 Year Rider Term	1.50%
15 Year Rider Term	1.50%
20 Year Rider Term	1.50%
Current Guaranteed Investment Protection Rider 2.0 Charge (If Rider Reset on or after November 13, 2017)
10 Year Rider Term	1.00%
11 Year Rider Term	0.85%
12 Year Rider Term	0.70%
13 Year Rider Term	0.60%
14 Year Rider Term	0.55%
15 Year Rider Term	0.45%
20 Year Rider Term	0.55%
Current and guaranteed maximum Rider Risk Charge Adjustment for GIPR 2.0 (one-time charge for cancellation of the Guaranteed Investment Protection Rider 2.0; calculated as a percentage of the amount that is guaranteed under the Guaranteed Investment Protection Rider 2.0):
10 Year Rider Term	2.00%
11 Year Rider Term	2.00%
12 Year Rider Term	2.00%
13 Year Rider Term	2.00%
14 Year Rider Term	2.00%
15 Year Rider Term	2.00%
20 Year Rider Term	1.00%

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Optional Rider Charges: Annual Death Benefit Reset Rider

Guaranteed maximum Annual Death Benefit Reset Rider Charge (calculated as an annualized percentage of the Reset Value as of the last Policy Anniversary (or as of the Policy Date if within the first Policy Year), deducted on a quarterly basis; for a detailed explanation of the term “Reset Value,” see “THE POLICIES-Riders-Annual Death Benefit Reset Rider”).	1.00%
Current Annual Death Benefit Rider Charge if the oldest Owner was age 65 or younger at issue	0.30%
Current Annual Death Benefit Rider Charge if the oldest Owner was age 66 to 75 inclusive at issue	0.35%

Optional Rider Charges: ADBR + IPP/IPP II/GIPR/GIPR 2.0

Guaranteed maximum Investment Protection Plan Rider/Annual Death Benefit Reset Rider Package (IPP + ADBR) Charge (calculated as the sum of (1) the Investment Protection Plan Rider Charge, calculated as an annualized percentage of the amount guaranteed under the Investment Protection Plan Rider; and (2) the Annual Death Benefit Reset Rider Charge, calculated as an annualized percentage of the Reset Value as of the last Policy anniversary (or as of the Policy Date if within the first Policy Year)) (Riders applied for before May 1, 2016)	2.00%
Current Investment Protection Plan Rider Charge with IPP + ADBR for Rider Resets (applied for on or after February 15, 2010)	0.65%
Current Investment Protection Plan Rider Charge with IPP + ADBR for Rider Resets (applied for prior to February 15, 2010)	0.75%
Guaranteed maximum Investment Protection Plan II Rider/Annual Death Benefit Reset Rider Package (IPP II + ADBR) Charge (calculated as the sum of (1) the Investment Protection Plan II Rider Charge, calculated as an annualized percentage of the amount guaranteed under the Investment Protection Plan II Rider; and (2) the Annual Death Benefit Reset Rider Charge, calculated as an annualized percentage of the Reset Value as of the last Policy anniversary (or as of the Policy Date if within the first Policy Year))	2.00%
Current Investment Protection Plan II Rider Charge with IPP II + ADBR for Rider Resets	0.65%
Guaranteed maximum Guaranteed Investment Protection Rider/Annual Death Benefit Reset Rider Package (GIPR + ADBR) Charge (calculated as the sum of (1) the Guaranteed Investment Protection Rider Charge, calculated as an annualized percentage of the amount guaranteed under the Guaranteed Investment Protection Rider; and (2) the Annual Death Benefit Reset Rider Charge, calculated as an annualized percentage of the Reset Value as of the last Policy anniversary (or as of the Policy Date if within the first Policy Year)).	2.00%
Current Guaranteed Investment Protection Rider Charge with GIPR + ADBR for Rider Resets	0.65%
Guaranteed maximum Guaranteed Investment Protection Rider 2.0 /Annual Death Benefit Reset Rider Package (GIPR 2.0 + ADBR) Charge (calculated as the sum of (1) the Guaranteed Investment Protection Rider Charge, calculated as an annualized percentage of the amount guaranteed under the Guaranteed Investment Protection Rider; and (2) the Annual Death Benefit Reset Rider Charge, calculated as an annualized percentage of the Reset Value as of the last Policy anniversary (or as of the Policy Date if within the first Policy Year))
10 Year Term	2.50%
11 Year Term	2.50%
12 Year Term	2.00%
13 Year Term	2.00%
14 Year Term	2.00%
15 Year Term	2.00%
20 Year Term	2.00%
Current Guaranteed Investment Protection Rider 2.0 Charge with GIPR 2.0 + ADBR for Rider Resets
10 Year Term	0.95%
11 Year Term	0.80%
12 Year Term	0.65%
13 Year Term	0.55%
14 Year Term	0.50%
15 Year Term	0.40%
20 Year Term	0.50%

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Optional Rider Charges: Enhanced Beneficiary Benefit Rider

Guaranteed maximum Enhanced Beneficiary Benefit Rider Charge (calculated as an annualized percentage of the policy’s Accumulation Value, deducted on a quarterly basis).	1.00%
Current Enhanced Beneficiary Benefit Rider Charge	0.30%

The next table shows the minimum and maximum total operating expenses charged by the portfolio companies that you may pay periodically during the time that you own the policy (before any fee waiver or expense reimbursement). The expenses are expressed as a percentage of average net assets of the portfolios and may be higher or lower in the future. More detail concerning each portfolio company’s fees and expenses is contained in the prospectus for each portfolio company.

Total Annual Portfolio Company Operating Expenses(#)

	Minimum	Maximum
Expenses that are deducted from the Eligible Portfolio assets, including management fees, 12b-1 fees, administration fees and other expenses as of December 31, 2019.	0.42%	1.96%

(#)

Shown as a percentage of average net assets for the fiscal year ended December 31, 2019. The Fund or its agents provided the fees and charges that are based on 2019 expenses, unless otherwise indicated. For Funds that are not affiliated with NYLIAC, we have not verified the accuracy of the information provided by the Fund or its agents.

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Guaranteed Maximum Charges Examples

The table below will help you understand the various costs and expenses that you will bear directly and indirectly. The table reflects the Investment Division with the maximum charges and expenses of the policy including, policyowner transaction expenses, the annual policy service charge, separate account annual expenses, portfolio company fees and expenses and the highest possible combination of optional rider charges (using guaranteed maximum charges) where indicated. Your actual costs may be higher or lower. For more information on the charges reflected in these tables, see “CHARGES AND DEDUCTIONS” and the Fund prospectuses that accompany this Prospectus. NYLIAC may, where premium taxes are imposed by state law, deduct the premium taxes upon surrender of the policy or on the Annuity Commencement Date.

You would pay the following expenses on a $10,000 allocation, assuming 5% annual returns:

For Premium based M&E Charge New York Life Premier Variable Annuity Policies:

	Expenses if you annuitize your policy				Expenses if you surrender your policy				Expenses if you do not surrender your policy
	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr

with All Riders*	$1,469.88	$2,252.84	$3,732.19	$7,270.88	$1,469.88	$2,778.49	$4,071.97	$7,300.88	$739.00	$2,252.84	$3,732.19	$7,270.88

with GIPR 2.0** & EBB Riders	$1,421.58	$2,100.98	$3,487.91	$6,827.54	$1,421.58	$2,635.58	$3,837.67	$6,857.54	$686.50	$2,100.98	$3,487.91	$6,827.54

with GIPR 2.0** & ADBR Riders	$1,374.94	$1,957.73	$3,265.30	$6,465.61	$1,374.94	$2,500.78	$3,624.17	$6,495.61	$635.80	$1,957.73	$3,265.30	$6,465.61

with GIPR 2.0 Rider**	$1,328.94	$1,810.85	$3,025.90	$6,015.74	$1,328.94	$2,362.55	$3,394.53	$6,045.74	$585.80	$1,810.85	$3,025.90	$6,015.74

with EBB & ADBR Riders	$1,308.88	$1,744.20	$2,912.44	$5,777.62	$1,308.88	$2,299.83	$3,285.70	$5,807.62	$564.00	$1,744.20	$2,912.44	$5,777.62

with EBB Rider	$1,216.59	$1,453.55	$2,444.01	$4,924.33	$1,216.59	$2,026.28	$2,836.37	$4,954.33	$464.00	$1,453.55	$2,444.01	$4,924.33

with ADBR Rider	$1,213.62	$1,444.52	$2,429.53	$4,897.96	$1,213.62	$2,017.76	$2,822.46	$4,927.96	$460.80	$1,444.52	$2,429.53	$4,897.96

without any Riders	$1,120.82	$1,149.88	$1,948.59	$3,991.33	$1,120.82	$1,739.84	$2,360.69	$4,021.33	$360.80	$1,149.88	$1,948.59	$3,991.33

*	(GIPR 2.0, (20 yr Holding Period), ADBR & EBB)
**	Assumes a 20 year Holding Period.

For Accumulation Value based M&E Charge New York Life Premier Variable Annuity Policies:

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	Expenses if you annuitize your policy				Expenses if you surrender your policy				Expenses if you do not surrender your policy
	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr

with All Riders*	$1,456.71	$2,201.01	$3,631.10	$7,001.04	$1,456.71	$2,729.72	$3,974.96	$7,031.04	$724.69	$2,201.01	$3,631.10	$7,001.04

with GIPR 2.0** & EBB Riders	$1,411.75	$2,061.01	$3,408.87	$6,612.75	$1,411.75	$2,597.97	$3,761.82	$6,642.75	$675.81	$2,061.01	$3,408.87	$6,612.75

with GIPR 2.0** & ADBR Riders	$1,362.75	$1,912.79	$3,181.30	$6,253.11	$1,362.75	$2,458.48	$3,543.57	$6,283.11	$622.55	$1,912.79	$3,181.30	$6,253.11

with GIPR 2.0 Rider**	$1,316.75	$1,768.03	$2,948.95	$5,834.57	$1,316.75	$2,322.26	$3,320.71	$5,864.57	$572.55	$1,768.03	$2,948.95	$5,834.57

with EBB & ADBR Riders	$1,296.75	$1,702.94	$2,840.50	$5,619.69	$1,296.75	$2,261.01	$3,216.68	$5,649.69	$550.81	$1,702.94	$2,840.50	$5,619.69

with EBB Rider	$1,204.35	$1,416.49	$2,385.80	$4,825.24	$1,204.35	$1,991.32	$2,780.49	$4,855.24	$450.81	$1,416.49	$2,385.80	$4,825.24

with ADBR Rider	$1,201.33	$1,407.39	$2,371.41	$4,800.03	$1,201.33	$1,982.74	$2,766.67	$4,830.03	$447.55	$1,407.39	$2,371.41	$4,800.03

without any Riders	$1,108.53	$1,116.61	$1,903.35	$3,951.16	$1,108.53	$1,708.47	$2,317.29	$3,981.16	$347.55	$1,116.61	$1,903.35	$3,951.16

*	(GIPR 2.0, (20 yr Holding Period), ADBR & EBB)
**	Assumes a 20 year Holding Period.

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QUESTIONS AND ANSWERS ABOUT NEW YORK LIFE PREMIER VARIABLE ANNUITY

NOTE: The following section contains brief questions and answers about the New York Life Premier Variable Annuity. You should refer to the body of this Prospectus for more detailed information.

1. What is the New York Life Premier Variable Annuity?

The New York Life Premier Variable Annuity is a Flexible Premium Deferred Variable Annuity Policy issued by NYLIAC. You may allocate premium payments to the Investment Divisions of the Separate Account, an available Asset Allocation Model, as well as the DCA Advantage Account, and/or to the Fixed Account (if available) (See “ASSET ALLOCATION MODELS” for more information about which Asset Allocation Models are currently available to you.) The Accumulation Value will fluctuate according to the performance of the Investment Divisions or Asset Allocation Model selected, the deduction of the Separate Account charges, and the interest credited on amounts in the Fixed Account and the DCA Advantage Account.

2. Where can I allocate my premium payments?

(a) You can allocate your premium payments to one or more of the following Allocation Options:

(i) SEPARATE ACCOUNT

Separate Account III currently consists of 100 Investment Divisions, some of which may not be available under your policy. Separate Account IV currently consists of 76 Investment Divisions, some of which may not be available under your policy. The available Investment Divisions are listed on the first and second page of this Prospectus. They offer investments in domestic and international markets. When you allocate a premium payment to one of the Investment Divisions, the Separate Account will invest your premium payment exclusively in shares of the corresponding Eligible Portfolio of the relevant Fund(s). You can allocate among a maximum of eighteen (18) Investment Divisions, plus the Fixed Account.

(ii) FIXED ACCOUNT

Each premium payment, or the portion of any premium payment you allocate to the Fixed Account will earn an interest rate at least equal to the guaranteed minimum interest rate. The Fixed Account is not available for policies issued in the State of New York.

(b) You can also allocate your premium payments to the DCA Advantage Account. NYLIAC will credit interest to amounts held in the DCA Advantage Account at rates we have set in advance. The DCA Advantage Account allows you to set up automatic dollar cost averaging from the DCA Advantage Account into the Investment Divisions, providing for automatic transfers to the Investment Divisions you select in six installments over a six month period. (See “THE DCA ADVANTAGE ACCOUNT.”)

3. Can I make transfers among the Investment Divisions, the Asset Allocation Models and the Fixed Account?

You can transfer all or part of the Accumulation Value of your policy between the Investment Divisions and one of the available Asset Allocation Models or from the Investment Divisions and/or an Asset Allocation Model to the Fixed Account any time prior to 30 days before the Annuity Commencement Date (See “RIDERS — Investment Protection Plan Rider (optional)”, “Investment Protection Plan II Rider (optional)”, “Guaranteed Investment Protection Rider (optional)” or “Guaranteed Investment Protection Rider 2.0 (optional)” for more information on transfer restrictions if the Investment Protection Plan Rider, Investment Protection Plan II Rider, Guaranteed Investment Protection Rider or Guaranteed Investment Protection Rider 2.0 is purchased). Beginning May 1, 2020, you may not transfer into an Asset Allocation Model unless you are currently allocated to that model. If you are currently allocated to an Asset Allocation Model and you transfer your entire allocation out of it, you will not be able to transfer back into that model or allocate to a new Asset Allocation Model. For Premium based M&E Charge policies, no transfers are allowed from the Investment Divisions into the Fixed Account. Generally, you can transfer a minimum amount of $25 into an Investment Division, unless we agree otherwise. You can make unlimited transfers each Policy Year subject to the Limits on Transfers. We currently do not charge for transfers. However, we reserve the right to charge up to $30 for each transfer after the first 12 in a given Policy Year. Please note that each transfer to or from an available Asset Allocation Model counts as one transfer. (See “TRANSFERS.”)

All guarantees are subject to the claims paying ability of NYLIAC. No third party guarantees are involved.

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You can make transfers from the Fixed Account and the DCA Advantage Account to the Investment Divisions, subject to certain restrictions which may apply. (See “THE FIXED ACCOUNT” and “THE DCA ADVANTAGE ACCOUNT.”) In addition, you can request transfers through the traditional Dollar Cost Averaging, Automatic Asset Reallocation, or Interest Sweep options as described herein.

4. What charges are assessed against the policy?

Before the date we start making Income Payments to you, unless currently waived, we will deduct a policy service charge of $30 on each Policy Anniversary or upon surrender of the policy. See “CHARGES AND DEDUCTIONS-Other Charges-Policy Service Charge” for information regarding waiver of the policy service charge.

In addition, we also deduct a charge for certain mortality and expense risks NYLIAC assumes and policy administration expenses (“M&E Charge”). You may choose to have the M&E Charge assessed based on either the Accumulation Value of the policy or the Adjusted Premium Payments. You must choose your M&E Charge option prior to the issuance of the policy. Once the M&E Charge option is chosen it cannot be changed.

The M&E Charge is 1.35% (annualized) of the daily average Variable Accumulation Value for Accumulation Value based policies. For Premium based M&E Charge policies, the M&E Charge is 1.55% (annualized) of the Adjusted Premium Payments and will be deducted from the Investment Divisions through a reduction in Accumulation Units each policy quarter (excluding premium payments allocated to the Fixed Account that are not transferred to the Investment Division). (See “MORTALITY AND EXPENSE RISK AND ADMINISTRATIVE COSTS CHARGE.”)

The amount of Premium based M&E Charges assessed to your policy will be unaffected by fluctuations in market performance. In a rising market, the Premium based M&E Charge structure will benefit the policyowner because the Premium based M&E Charge, when measured as a percentage of separate account assets, will be reduced. In a flat or declining market, the Premium based M&E Charge structure will result in an increase in the charge when measured against separate account assets. The amount of Accumulation Value based M&E Charges assessed to your policy will be affected by fluctuations in market performance. However, the Accumulation Value based M&E Charge structure may be more advantageous in a flat or declining market and disadvantageous in a rising market.

We impose a surrender charge on certain partial withdrawals and surrenders of the policies. This charge is assessed as a percentage of the amount withdrawn or surrendered during the first seven Payment Years following each premium payment. We keep track of each premium payment and assess a charge based on the length of time a premium payment is in your policy before it is withdrawn. The percentage declines after the first Payment Year as follows:

Payment Year	Surrender Charge
1	8%
2	7%
3	6%
4	5%
5	4%
6	3%
7	2%
8+	0%

For purposes of calculating the surrender charge, we treat withdrawals as coming from the oldest premium payment first (on a first-in, first-out basis).

You can make withdrawals from the policy free of surrender charges based on certain limitations. For policies issued to policyowners age 75 and under, in any one Policy Year, you may withdraw free of a surrender charge the greatest of (i) 10% of the Accumulation Value as of the last Policy Anniversary (10% of the premium payment if the withdrawal is made in the first Policy Year), less any prior partial withdrawals made during the Policy Year that were free of surrender charges; (ii) the Accumulation Value less the accumulated premium payments; or (iii) 10% of the Accumulation Value at the time of the withdrawal, less any prior Surrender Charge free withdrawals during the Policy Year. (See “CHARGES AND DEDUCTIONS—Surrender Charges” and “EXCEPTIONS TO SURRENDER CHARGES.”) In response to the public emergency created by the COVID-19 pandemic, however,

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effective March 23, 2020 we have increased the percentages noted in the preceding sentence to 15%. We reserve the right to discontinue the change at any time. We will notify you of such discontinuation.

For policies issued to policyowners ages 76 to 80, in any one Policy Year, you may withdraw free of a surrender charge the greatest of (x) 50% of the Accumulation Value as of the last Policy Anniversary (50% of the premium payment if the withdrawal is made the first Policy Year); (y) the Accumulation Value less the accumulated premium payments; or (z) 50% of the Accumulation Value at the time of the withdrawal, less any prior Surrender Charge free withdrawals during the Policy Year. (See “CHARGES AND DEDUCTIONS—Exceptions to Surrender Charges.”) In response to the public emergency created by the COVID-19 pandemic, however, effective March 23, 2020 we have increased the percentages noted in the preceding sentence to 55%. We reserve the right to discontinue the change at any time. We will notify you of such discontinuation.

If you purchased the Investment Protection Plan (“IPP”) Rider, we will deduct a charge on the first Business Day of the next policy quarter following each policy quarter that the rider is in effect, based on the amount that is guaranteed. (See “OTHER CHARGES—Investment Protection Plan Rider Charge.”) In most jurisdictions, this charge will be deducted from each Investment Division, the DCA Advantage Account and the Fixed Account (if available), in proportion to its percentage of the Accumulation Value. If you selected this feature before February 15, 2010, the maximum annual charge is 1.00% of the amount that is guaranteed. The maximum annual charge for policyowners who select this feature on or after February 15, 2010 is 1.25% of the amount that is guaranteed. For IPP Rider Resets, if the rider was selected before February 15, 2010, the current charge is 0.80% of the amount that is guaranteed, applied on a quarterly basis (0.20% per quarter). For IPP Rider purchases and IPP Rider Resets, if the rider was selected on or after February 15, 2010, the current charge is 0.70% of the amount that is guaranteed, applied on a quarterly basis (0.175% per quarter). This charge may change for future resets of the guaranteed amount. (See (“THE POLICIES—Riders—Investment Protection Plan Rider (optional)”). To the extent permitted by law, we will deduct a charge from your Accumulation Value if you cancel the Investment Protection Plan Rider. We call this charge a Rider Risk Charge Adjustment. (See “OTHER CHARGES—Rider Risk Charge Adjustment (optional).”) The maximum Rider Risk Charge Adjustment is 2.00% of the amount that is guaranteed under this rider. We set both of these charges at our sole discretion, subject to the stated maximums

If you purchased the Investment Protection Plan II Rider (“IPP II”), we will deduct a charge on the first Business Day of the next policy quarter following each policy quarter that the rider is in effect, based on the amount that is guaranteed. (See “OTHER CHARGES—Investment Protection Plan II Rider Charge.”) In most jurisdictions, this charge will be deducted from each Investment Division, the DCA Advantage Account and the Fixed Account (if available), in proportion to its percentage of the Accumulation Value. The maximum annual charge for IPP II is 1.50% of the amount that is guaranteed. For IPP II Rider Resets, the current charge is 0.70% of the amount that is guaranteed, applied on a quarterly basis (0.175% per quarter). This charge may change for future resets of the guaranteed amount. (See (“THE POLICIES—Riders—Investment Protection Plan II Rider (optional)”). To the extent permitted by law, we will also deduct a Rider Risk Charge Adjustment if you cancel IPP II. (See “OTHER CHARGES—Rider Risk Charge Adjustment (optional).”) The maximum Rider Risk Charge Adjustment is 2.00% of the amount that is guaranteed under this rider. We set both of these charges at our sole discretion, subject to the stated maximums.

If you purchased the Guaranteed Investment Protection Rider (“GIPR”) we will deduct a charge on the first Business Day of the next policy quarter following each policy quarter that the rider is in effect, based on the amount that is guaranteed. (See “OTHER CHARGES-Guaranteed Investment Protection Rider Charge.”) In most jurisdictions, this charge will be deducted from each Investment Division, the DCA Advantage Account and the Fixed Account (if available), in proportion to its percentage of the Accumulation Value. The maximum annual charge for GIPR is 1.50% of the amount that is guaranteed. For GIPR Rider Resets, the current charge is 0.70% of the amount that is guaranteed, applied on a quarterly basis (0.175% per quarter). This charge may change for future resets of the guaranteed amount. (See (“THE POLICIES—Riders—Guaranteed Investment Protection Rider (optional)”). To the extent permitted by law, we will also deduct a Rider Risk Charge Adjustment if you cancel GIPR. (See “OTHER CHARGES-Rider Risk Charge Adjustment (optional).”) The maximum Rider Risk Charge Adjustment is 2.00% of the amount that is guaranteed under this rider. The purpose of the Rider Risk Charge Adjustment is to help compensate us for financial losses that we may incur if the Guaranteed Investment Protection Rider is cancelled. We do not expect to profit from this charge. We set both of these charges at our sole discretion, subject to the stated maximums.

If you purchased the Guaranteed Investment Protection Rider 2.0 (“GIPR 2.0”), we will deduct a charge on the first Business Day of the next policy quarter following each policy quarter that the rider is in effect, based on the

15

amount that is guaranteed. (See “OTHER CHARGES-Guaranteed Investment Protection Rider 2.0 Charge (optional).”) In most jurisdictions, this charge will be deducted from each Investment Division and the DCA Advantage Account in proportion to its percentage of the Accumulation Value. The maximum annual charge for GIPR 2.0 is 2.00% for the 10 and 11 year terms and 1.50% for the 12-15 and 20 year terms of the amount that is guaranteed. For GIPR 2.0 Rider Resets, the current charge ranges from 0.45% to 1.00% of the amount that is guaranteed, applied on a quarterly basis (0.1125% to 0.25% per quarter), depending on the rider term you select. This charge may change for future resets of the guaranteed amount. (See “THE POLICIES—Riders—Guaranteed Investment Protection Rider 2.0 (optional)”). To the extent permitted by law, we will also deduct a Rider Risk Charge Adjustment if you cancel GIPR 2.0. (See “OTHER CHARGES-Rider Risk Charge Adjustment (optional).”) The maximum Rider Risk Charge Adjustment is 2.00% of the amount that is guaranteed under this rider. The purpose of the Rider Risk Charge Adjustment is to help compensate us for financial losses that we may incur if the Guaranteed Investment Protection Rider 2.0 is cancelled. We do not expect to profit from this charge. We set both of these charges at our sole discretion, subject to the stated maximums.

If you purchased the Annual Death Benefit Reset Rider (“ADBR”) (available only at the time of application), we will deduct a charge each policy quarter that the rider is in effect based on the amount that is reset on the last Policy Anniversary. In most jurisdictions, this charge will be deducted from each Investment Division, the DCA Advantage Account and the Fixed Account (if available), in proportion to its percentage of the Accumulation Value. The maximum annual charge is 1.00% of the amount that is reset on the last Policy Anniversary, applied on a quarterly basis. You should consult with your registered representative to determine the percentage we are currently charging before you select this rider. We may set a lower charge at our sole discretion.

As of the date of this Prospectus, the charges are as follows:

Age of Oldest Owner at Issue	Annual Charge
65 or younger	0.30% (0.075% per quarter)
66 to 75 inclusive	0.35% (0.0875% per quarter)

If you purchased the Investment Protection Plan/Annual Death Benefit Reset Rider combination package (“IPP + ADBR”), we will deduct a reduced IPP and ADBR rider charge each policy quarter that the IPP + ADBR package is in effect. The maximum annual charge for the combination of the ADBR and IPP rider charges is 2.00%. For IPP + ADBR package rider resets (applied for on or after February 15, 2010), the current charge is 0.65% of the amount that is guaranteed under the IPP rider, applied on a quarterly basis. For IPP + ADBR package rider resets (applied for prior to February 15, 2010), the current charge is 0.75% of the amount that is guaranteed under the IPP Rider, applied on a quarterly basis. Please note that if the IPP Rider is canceled, the charge for the ADBR Rider will revert to the current charge that is assessed for that rider, if purchased separately.

If you purchased the Investment Protection Plan II/Annual Death Benefit Reset Rider combination package (“IPP II + ADBR”), we will deduct a reduced IPP II and ADBR rider charge each policy quarter that the IPP II + ADBR package is in effect. The maximum annual charge for the combination of the IPP II and ADBR rider charges is 2.00%. For IPP II + ADBR package rider resets, the current charge is 0.65% of the amount that is reset on the last policy anniversary, applied on a quarterly basis. Please note that if IPP II is canceled, the charge for the ADBR Rider will revert to the charge that is assessed for that rider, if purchased separately.

If you purchased the Guaranteed Investment Protection Rider/Annual Death Benefit Reset Rider combination package (“GIPR + ADBR”), we will deduct a reduced GIPR and ADBR rider charge each policy quarter that the GIPR + ADBR package is in effect. The maximum annual charge for the combination of the GIPR + ADBR rider charges is 2.00%. For GIPR + ADBR package rider resets, the current charge is 0.65% of the amount that is reset on the last policy anniversary, applied on a quarterly basis. Please note that if GIPR is cancelled, the charge for the ADBR Rider will revert to the charge that is assessed for that rider, if purchased separately.

If you purchased the Guaranteed Investment Protection Rider 2.0 /Annual Death Benefit Reset Rider combination package (“GIPR 2.0 + ADBR”), we will deduct a reduced GIPR 2.0 and ADBR rider charge each policy quarter that the GIPR 2.0 + ADBR package is in effect. The maximum annual charge for the combination of the GIPR 2.0 + ADBR rider charges ranges from 2.00% to 2.50%, depending on the GIPR 2.0 Rider term you chose. For GIPR 2.0 + ADBR package rider resets, the current charge ranges from 0.40% to 0.95% of the amount that is guaranteed under the GIPR 2.0, applied on a quarterly basis. Please note that if GIPR 2.0 is cancelled, the charge for the ADBR Rider will revert to the charge that is assessed for that rider, if purchased separately.

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If you purchased the Enhanced Beneficiary Benefit (“EBB”) Rider (available only at the time of application), we will deduct a charge each policy quarter that the rider is in effect based on the Accumulation Value. We will deduct this charge beginning with the first policy quarter after the Policy Date. In most jurisdictions, this charge will be deducted from each Allocation Option and from the DCA Advantage Account, if applicable, in proportion to its percentage of the Accumulation Value. The maximum annual charge is 1.00% of the policy’s Accumulation Value, applied on a quarterly basis. We may set a lower charge at our sole discretion. The current charge for the EBB Rider is 0.30% of the policy’s Accumulation Value, applied on a quarterly basis (0.075% per quarter). You should consult your registered representative to determine the percentage we are currently charging before you elect this Rider. The original percentage you are charged for the EBB Rider will not change once your policy is issued. NYLIAC may in the future, charge up to the maximum annual amount described above for new policies.

Finally, the value of the shares of each Fund reflects advisory fees, administration fees and other expenses deducted from the assets of each Fund. (See the Fund prospectuses which accompany this Prospectus.)

5. What are the minimum initial and maximum additional premium payments?

The minimum initial premium payment is $4,000 for Qualified Policies and $5,000 for Non-Qualified Policies. Additional premium payments must be at least $2,500 for Qualified Policies and $5,000 for Non-Qualified Policies or such lower amount as we may permit at any time. Subsequent premium payments must be sent to NYLIAC at one of the addresses listed in Question 17 of this Prospectus. We may agree to other methods of payment. The maximum aggregate amount of premium payments we accept without prior approval is set forth on the Policy Data Page. For Qualified Policies, you may not make premium payments in excess of the amount permitted by law for the plan. For Inherited IRAs, additional premium payments will not be accepted.

In some states, NYLIAC is offering an individual single premium version of the New York Life Premier Variable Annuity policy.

Acceptance of initial and subsequent premium payments is subject to our Suitability Standards.

6. How are premium payments allocated?

If the application is in Good Order, we will issue the policy and allocate the initial premium payment to the Allocation Options you have selected within two (2) Business Days after receipt at the Cleveland or Dallas Service Center. Subsequent premium payments will be credited to your Policy at the close of the Business Day on which they were received by NYLIAC. (See “THE POLICIES—Policy Application and Premium Payments.”) We will apply the Breakpoint Credit (if applicable) on your premium payment to the Allocation Option and/or the DCA Advantage Account at the same time that we allocate your premium payment.

You may raise or lower the percentages (which must be in whole numbers) of the premium payment you place in each Allocation Option at the time you make a premium payment. The minimum amount which you may place in any one Investment Division or the Fixed Account is $25, or such lower amount as we may permit. The minimum amount which you may place in the DCA Advantage Account is $5,000. We reserve the right to limit the amount of a premium payment that may be placed in any one Allocation Option and/or the DCA Advantage Account and the number of Allocation Options and the DCA Advantage Account inclusively to which you may allocate your Accumulation Value. Acceptance of initial and subsequent premium payments is subject to our Suitability Standards.

7. What happens if premium payments are not made?

If we do not receive any premium payments for a period of two years, and the Accumulation Value of your policy would provide Income Payments of less than $20 per month on the Annuity Commencement Date, we reserve the right to terminate your policy subject to applicable laws. We will notify you of our intention to exercise this right and give you 90 days to make a premium payment. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum. For single premium polices, this is modified as indicated in Appendix 1 of this Prospectus.

8. Can I withdraw money from the policy before the Annuity Commencement Date?

You may make withdrawals from your policy before the Annuity Commencement Date. Your withdrawal request must be in Good Order before we will process it. Under most circumstances, you may make a minimum partial withdrawal of $500. Withdrawals may be subject to a surrender charge. In addition, you may have to pay income tax and if you are under age 59 1⁄2, a 10% penalty tax may apply. (See “DISTRIBUTIONS UNDER THE POLICY” and “FEDERAL TAX MATTERS.”) Please note that certain withdrawal requests must be made in writing and sent

17

to NYLIAC’s Variable Products Service Center. (See “DISTRIBUTIONS UNDER THE POLICY—Surrenders and Withdrawals—(b) Partial Withdrawals and (c) Periodic Partial Withdrawals.”)

9. How will NYLIAC make Income Payments on the Annuity Commencement Date?

We will make Income Payments on a fixed basis. We do not currently offer a variable Income Payment option. We will make payments under the Life Income – Guaranteed Period Payment Option over the life of the Annuitant with a guarantee of 10 years of payments, even if the Annuitant dies sooner. Income Payments will always be the same specified amount. (See “DISTRIBUTIONS UNDER THE POLICY—Income Payments.”) We may offer other options, at our discretion, where permitted by state law.

10. What happens if I die before the Annuity Commencement Date?

Unless amended by any rider attached to the policy, if you die before the Annuity Commencement Date, we will pay the Beneficiary(ies) under the policy an amount equal to the greater of:

(a)	the Accumulation Value, less any outstanding loan balance, as of the day we receive a claim form in Good Order, or

(b)	the Adjusted Death Benefit Premium Payments.

If the Beneficiary is the spouse (as defined under Federal law) of the Annuitant and the owner, see Question 11. (Also see “DISTRIBUTIONS UNDER THE POLICY—Death Before Annuity Commencement” and “FEDERAL TAX MATTERS.”)

11. What happens if my spouse is the Beneficiary?

If you die before the Annuity Commencement Date, your spouse (as defined under Federal law) may continue the policy as the new Owner if he/she is also the sole primary Beneficiary of the policy (for Non-Qualified, IRA, Roth IRA, SIMPLE IRA and SEP policies only; TSA and Inherited IRA policies are excluded). If you are also the Annuitant, your spouse will also become the new Annuitant. If your spouse chooses to continue the policy, we will not pay the death benefit proceeds as a consequence of your death. If you elect the EBB Rider and the Enhanced Spousal Continuance (ESC) Rider applies, see the EBB and ESC Riders for details.

12. Can I return the policy after it is delivered?

You can cancel the policy within 10 days of delivery of the policy or such longer period as required under state law. To cancel your policy, you must return it and/or provide a written request for cancellation to VPSC at one of the addresses listed in Question 15 of this Prospectus or to the registered representative through whom you purchased it. Except where you are entitled by law to receive the total of premium payments less any prior partial withdrawals, we will promptly return the Accumulation Value calculated as of the Business Day that either the registered representative through whom you purchased the policy or VPSC receives the policy along with the written request for cancellation in Good Order, but without any deduction for premium taxes or a surrender charge. We will set forth this provision in your policy. (See “THE POLICIES—Your Right to Cancel (“Free Look”).”)

13. What about voting rights?

You can instruct NYLIAC how to vote shares of the Funds in which you have a voting interest through the Separate Account. (See “VOTING RIGHTS.”)

14. Are policy loans available?

If you have purchased an Accumulation Value based M&E Charge policy in connection with a Code Section 403(b) Tax-Sheltered Annuity (“TSA”) plan, you may be able to borrow some of your Accumulation Value subject to certain conditions. Loans are not available for policies issued in the State of New York. You may not borrow any portion of your Accumulation Value if you have purchased a Premium based M&E Charge policy in connection with a TSA plan. (See “LOANS.”)

15. Where do I send written service requests to the NYLIAC Variable Products Service Center?

Certain service requests, including but not limited to death benefit claims and surrenders, are required to be in writing. All written service requests must be sent to the NYLIAC Variable Products Service Center (“VPSC”) at one of the following addresses:

18

	Regular Mail NYLIAC Variable Products Service Center Madison Square Station P.O. Box 922 New York, NY 10159	Express Mail NYLIAC Variable Products Service Center 51 Madison Avenue Floor 3B, Room 0304 New York, NY 10010

Death Claim forms may also be submitted to	Regular Mail New York Life P.O. Box 130539 Dallas, TX 75313-0539	Express Mail New York Life 4849 Greenville Ave., STE 700 Dallas, TX 75206

Written service requests will be effective as of the Business Day they are received in Good Order at VPSC at one of the addresses listed immediately above.

Faxed and e-mailed requests are not currently accepted, however, we reserve the right to accept them at our discretion. All service requests must be in Good Order. Please review all service request forms carefully and provide all required information that is applicable to the transaction. If your request is not in Good Order, we will not process it. We will make every reasonable attempt to notify you in writing of this situation. It is important that you inform NYLIAC of an address change so that you can receive important policy statements and other information.

16. How do I contact NYLIAC by Telephone or by the Internet?

a. By Telephone:

Certain service requests, including but not limited to obtaining current unit values may be made by telephone. You may reach our Customer Service Representatives at (800) 598-2019 on Business Days between the hours of 9:00 a.m. and 6:00 p.m. (Eastern Time).

b. By Internet:

Certain service requests, including but not limited to, transferring assets between investment options and e-mailing your registered representative, may be made via the Internet. For Internet-based requests please visit www.newyorklife.com and enter your user name and password. (See “THE POLICIES — Online Service at www.newyorklife.com.”)

We make online services available at our discretion. In addition, availability of online services may be interrupted temporarily at certain times. We do not assume responsibility for any loss if the online service should become unavailable. E-mail inquiries that are non-transactional may be sent through www.newyorklife.com once they have passed all security protocols to identify the policyowner.

You may authorize us to accept electronic instructions from a registered representative or the registered service assistant assigned to your policy in order to make premium allocations, transfers, partial withdrawals and changes to your investment objective and/or risk tolerance. You may also authorize your registered representative or registered service assistant to revise your Automatic Asset Reallocation (AAR) arrangement. Your AAR may be cancelled if a premium allocation change or transfer is submitted on your behalf that is inconsistent with your current AAR arrangements. You may prevent this cancellation if a conforming AAR change is processed within one Business Day of the inconsistent premium allocation change or transfer. You may also authorize us to accept telephone instructions from a registered representative to make transfers among investment options.

To authorize the registered representative(s) or registered service assistants assigned to your policy to make premium allocations and transfers (only a registered representative can make transfers by telephone), you must send a completed Trading and Partial Withdrawal Authorization Form to VPSC at one of the addresses listed in Question 15 of this Prospectus. We may revoke or deny Trading Authorization privileges for certain policyowners (See “THE POLICIES—Limits on Transfers”). Trading Authorization may be elected, changed or cancelled at any time. We will confirm all transactions in writing. Not all transactions are available on the Internet.

NYLIAC is not liable for any loss, cost or expense for action on instructions which are believed to be genuine in accordance with these procedures. As these parties act on your behalf, you are responsible for and bear the consequence of their instructions and other actions, including any limits on transfers. Transfer requests received after the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time, or received on a non-Business Day, will be priced as of the next Business Day.

19

17. Where do I send subsequent premium payments and loan repayments?

Subsequent premium payments and loan repayments should be sent to one of the following addresses:

Regular Mail	NYLIAC 75 Remittance Drive Suite 3021 Chicago, IL 60675-3021

Express Mail	NYLIAC, Suite 3021 c/o The Northern Trust Bank 350 North Orleans Street Receipt & Dispatch, 8th Floor Chicago, IL 60654

If in Good Order, subsequent premium payments and loan repayments will be credited as of the close of the Business Day on which they are received at one of the addresses noted in this Question 17. Please note that initial premium payments are those made in connection with the issuance of a policy and are processed in accordance with our procedures. (See “THE POLICIES — Policy Application and Premium Payments.”)

Acceptance of subsequent premium payments is subject to our Suitability Standards.

20

FINANCIAL STATEMENTS

The statutory statements of financial position of NYLIAC as of December 31, 2019 and 2018, and the related statutory statements of operations, of changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2019 (including the report of the independent registered public accounting firm) and each Separate Account’s statement of assets and liabilities as of December 31, 2019, and the statements of operations and of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements (including the report of the independent registered public accounting firm) are included in the SAI. The independent registered public accounting firm is PricewaterhouseCoopers LLP.

21

CONDENSED FINANCIAL INFORMATION

The following Accumulation Unit values and the number of Accumulation Units outstanding for each Investment Division for each fiscal year ended December 31 presented below are derived from the financial statements audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The policies were first offered on July 27, 2009. You should read this information in conjunction with the Separate Account’s audited financial statements and related notes that are included in the Statement of Additional Information.

For Accumulation Value based M&E Charge policies:

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
(Accumulation unit value in dollars and number of accumulation units in thousands)

MainStay VP Balanced – Service Class
2019	17.87	20.53	430
2018	19.60	17.87	482
2017	18.10	19.60	563
2016	16.69	18.10	592
2015	17.40	16.69	568
2014	15.95	17.40	430
2013	13.30	15.95	329
2012	12.03	13.30	234
2011	11.89	12.03	153
2010	10.64	11.89	70
MainStay VP Bond – Service Class
2019	11.86	12.74	833
2018	12.18	11.86	960
2017	11.92	12.18	1,137
2016	11.69	11.92	1,329
2015	11.86	11.69	1,407
2014	11.38	11.86	1,440
2013	11.78	11.38	1,389
2012	11.44	11.78	1,424
2011	10.84	11.44	1,012
2010	10.21	10.84	673
MainStay VP CBRE Global Infrastructure – Service Class
2019	7.13	7.39	22
2018	10.02	7.13	39
2017	9.43	10.02	47
2016	7.44	9.43	64
2015(e)	10.00	7.44	22
MainStay VP Conservative Allocation – Service Class
2019	15.05	17.00	1,611
2018	16.34	15.05	2,001
2017	14.99	16.34	2,317
2016	14.32	14.99	2,552
2015	14.76	14.32	2,831
2014	14.38	14.76	2,645
2013	12.93	14.38	2,191
2012	11.87	12.93	1,671
2011	11.72	11.87	1,157
2010	10.63	11.72	698
MainStay VP Emerging Markets Equity – Service Class
2019	7.64	9.03	423
2018	9.77	7.64	515
2017	6.94	9.77	598
2016	6.63	6.94	731

22

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2015	8.04	6.63	797
2014	9.29	8.04	747
2013	9.98	9.29	617
2012(b)	10.00	9.98	486
MainStay VP Epoch U.S. Equity Yield – Service Class
2019	20.27	24.77	553
2018	21.73	20.27	678
2017	18.61	21.73	857
2016	18.03	18.61	1,003
2015	19.04	18.03	1,094
2014	17.77	19.04	1,113
2013	13.86	17.77	897
2012	12.18	13.86	709
2011	12.56	12.18	552
2010	10.80	12.56	357
MainStay VP Fidelity Institutional AM® Utilities – Service Class
2019	14.61	17.72	1,731
2018	14.72	14.61	2,129
2017	13.04	14.72	2,542
2016	11.89	13.04	2,826
2015	14.11	11.89	3,063
2014	12.72	14.11	2,994
2013	10.74	12.72	2,228
2012(b)	10.00	10.74	1,491
MainStay VP Floating Rate – Service Class
2019	12.67	13.52	1,487
2018	12.89	12.67	1,672
2017	12.59	12.89	1,885
2016	11.80	12.59	2,085
2015	11.94	11.80	2,252
2014	12.03	11.94	2,189
2013	11.70	12.03	1,887
2012	11.10	11.70	1,249
2011	11.03	11.10	966
2010	10.37	11.03	725
MainStay VP Growth Allocation – Service Class
2019	19.32	23.69	625
2018	22.51	19.32	719
2017	18.64	22.51	818
2016	17.61	18.64	916
2015	18.47	17.61	980
2014	17.89	18.47	810
2013	13.90	17.89	363
2012	12.23	13.90	234
2011	12.76	12.23	221
2010	11.27	12.76	157
MainStay VP Income Builder – Service Class
2019	17.98	20.89	609
2018	19.27	17.98	685
2017	17.40	19.27	790
2016	16.18	17.40	843
2015	17.03	16.18	818
2014	16.01	17.03	622
2013	13.74	16.01	335

23

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2012	12.14	13.74	155
2011	11.85	12.14	71
2010	10.49	11.85	58
MainStay VP Indexed Bond – Service Class
2019	9.81	10.46	61
2018	10.04	9.81	32
2017(g)	10.00	10.04	5
MainStay VP IQ Hedge Multi-Strategy – Service Class
2019	7.69	8.21	1,082
2018(j)	8.40	7.69	1,208
2017	8.55	8.40	1,413
2016	8.68	8.55	1,526
2015	9.57	8.68	1,694
2014	11.04	9.57	1,746
2013(c)	10.00	11.04	1,091
MainStay VP Janus Henderson Balanced – Initial Class
2019	15.73	19.08	51
2018	15.88	15.73	79
2017	13.60	15.88	127
2016	13.17	13.60	151
2015	13.25	13.17	164
2014	12.36	13.25	172
2013	10.43	12.36	184
2012(b)	10.00	10.43	185
MainStay VP Janus Henderson Balanced – Service Class
2019	15.47	18.71	1,191
2018	15.65	15.47	1,425
2017	13.44	15.65	1,474
2016	13.04	13.44	1,624
2015	13.16	13.04	1,773
2014	12.30	13.16	1,682
2013	10.40	12.30	1,521
2012(b)	10.00	10.40	1,220
MainStay VP MacKay Common Stock – Service Class
2019	25.61	31.81	98
2018	27.64	25.61	127
2017	22.87	27.64	149
2016	21.29	22.87	175
2015	21.45	21.29	161
2014	19.03	21.45	150
2013	14.25	19.03	68
2012	12.41	14.25	32
2011	12.42	12.41	28
2010	11.20	12.42	24
MainStay VP MacKay Convertible – Service Class
2019	19.56	23.57	625
2018	20.34	19.56	769
2017	18.45	20.34	866
2016	16.73	18.45	936
2015	17.22	16.73	1,076
2014	16.21	17.22	1,042
2013	13.14	16.21	1,035
2012	12.23	13.14	839
2011	13.05	12.23	741
2010	11.25	13.05	454

24

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
MainStay VP MacKay Government – Service Class
2019	10.71	11.11	291
2018	10.89	10.71	343
2017	10.84	10.89	364
2016	10.90	10.84	496
2015	11.01	10.90	512
2014	10.70	11.01	566
2013	11.15	10.70	620
2012	10.89	11.15	687
2011	10.44	10.89	466
2010	10.07	10.44	350
MainStay VP MacKay Growth – Service Class
2019	21.21	27.14	48
2018	22.51	21.21	59
2017	17.54	22.51	69
2016	17.75	17.54	84
2015	17.58	17.75	90
2014	16.42	17.58	93
2013	13.38	16.42	74
2012	11.83	13.38	47
2011	12.18	11.83	28
2010	11.03	12.18	18
MainStay VP MacKay High Yield Corporate Bond – Service Class
2019	16.83	18.75	3,455
2018	17.36	16.83	4,132
2017	16.51	17.36	4,909
2016	14.43	16.51	5,467
2015	14.90	14.43	5,938
2014	14.87	14.90	5,835
2013	14.17	14.87	4,740
2012	12.70	14.17	4,049
2011	12.14	12.70	2,513
2010	10.95	12.14	1,721
MainStay VP MacKay International Equity – Service Class
2019	13.32	16.36	376
2018	15.30	13.32	439
2017	11.73	15.30	532
2016	12.53	11.73	624
2015	12.00	12.53	681
2014	12.52	12.00	735
2013	11.05	12.52	627
2012	9.40	11.05	510
2011	11.37	9.40	476
2010	11.02	11.37	288
MainStay VP MacKay Mid Cap Core – Service Class
2019	25.14	30.41	319
2018	29.03	25.14	383
2017	24.76	29.03	436
2016	22.63	24.76	498
2015	23.87	22.63	534
2014	21.21	23.87	516
2013	15.16	21.21	411
2012	13.10	15.16	238

25

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2011	13.73	13.10	172
2010	11.28	13.73	103
MainStay VP MacKay S&P 500 Index – Service Class
2019	25.85	33.39	606
2018	27.51	25.85	683
2017	23.01	27.51	730
2016	20.94	23.01	734
2015	21.05	20.94	703
2014	18.87	21.05	523
2013	14.53	18.87	351
2012	12.76	14.53	236
2011	12.73	12.76	126
2010	11.28	12.73	80
MainStay VP MacKay Small Cap Core – Service Class
2019	11.04	12.80	706
2018	13.22	11.04	467
2017	11.79	13.22	562
2016(f)	10.00	11.79	667
MainStay VP MacKay Unconstrained Bond – Service Class
2019	11.46	12.07	2,230
2018	11.79	11.46	2,513
2017	11.43	11.79	3,007
2016	10.80	11.43	3,143
2015	11.25	10.80	3,392
2014	11.21	11.25	2,855
2013	10.94	11.21	1,534
2012	9.76	10.94	707
2011(a)	10.00	9.76	261
MainStay VP Mellon Natural Resources – Initial Class
2019	5.08	5.84	978
2018	7.21	5.08	1,118
2017	7.36	7.21	1,346
2016	5.21	7.36	1,581
2015	7.87	5.21	1,742
2014	9.83	7.87	1,458
2013	8.98	9.83	1,309
2012(b)	10.00	8.98	1,165
MainStay VP Moderate Allocation – Service Class
2019	16.42	19.11	1,708
2018	18.21	16.42	2,141
2017	16.10	18.21	2,545
2016	15.37	16.10	2,923
2015	15.88	15.37	3,112
2014	15.42	15.88	2,940
2013	13.15	15.42	2,622
2012	11.87	13.15	2,107
2011	11.95	11.87	1,431
2010	10.73	11.95	719
MainStay VP Moderate Growth Allocation – Service Class
2019	17.77	21.23	2,142
2018	20.23	17.77	2,838
2017	17.33	20.23	3,345
2016	16.37	17.33	3,829
2015	17.03	16.37	4,082

26

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2014	16.55	17.03	3,891
2013	13.35	16.55	3,144
2012	11.83	13.35	2,530
2011	12.17	11.83	1,930
2010	10.82	12.17	858
MainStay VP PIMCO Real Return – Service Class
2019	9.16	9.82	991
2018	9.55	9.16	1,206
2017	9.38	9.55	1,465
2016	9.06	9.38	1,667
2015	9.43	9.06	1,797
2014	9.34	9.43	1,974
2013	10.44	9.34	1,988
2012(b)	10.00	10.44	2,209
MainStay VP Small Cap Growth – Initial Class
2019	14.92	18.48	53
2018	16.59	14.92	67
2017	13.69	16.59	93
2016	12.61	13.69	124
2015	12.90	12.61	154
2014	12.76	12.90	200
2013	9.88	12.76	234
2012(b)	10.00	9.88	271
MainStay VP Small Cap Growth – Service Class
2019	13.42	16.58	86
2018	14.96	13.42	107
2017	12.38	14.96	131
2016	11.43	12.38	158
2015	11.72	11.43	144
2014	11.62	11.72	98
2013(c)	10.00	11.62	35
MainStay VP T. Rowe Price Equity Income – Service Class
2019	15.83	19.69	427
2018	17.75	15.83	525
2017	15.53	17.75	682
2016	13.28	15.53	787
2015	14.47	13.28	829
2014	13.65	14.47	840
2013	10.64	13.65	752
2012(b)	10.00	10.64	569
MainStay VP U.S. Government Money Market – Initial Class
2019	8.98	9.01	724
2018	8.98	8.98	993
2017	9.06	8.98	886
2016	9.18	9.06	1,330
2015	9.30	9.18	1,002
2014	9.43	9.30	978
2013	9.55	9.43	1,027
2012	9.68	9.55	1,057
2011	9.82	9.68	1,543
2010	9.95	9.82	313
MainStay VP Winslow Large Cap Growth – Service Class
2019	27.88	36.66	422
2018	27.35	27.88	533

27

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2017	20.99	27.35	640
2016	21.83	20.99	738
2015	20.89	21.83	773
2014	19.19	20.89	747
2013	14.28	19.19	597
2012	12.83	14.28	479
2011	13.07	12.83	333
2010	11.43	13.07	203
American Funds IS Asset Allocation Fund – Class 4
2019	9.50	11.33	154
2018(i)	10.00	9.50	87
American Funds IS Blue Chip Income and Growth Fund – Class 4
2019	9.52	11.37	106
2018	10.60	9.52	84
2017(h)	10.00	10.60	4
American Funds IS Global Small Capitalization Fund – Class 4
2019	10.09	13.06	21
2018	11.46	10.09	27
2017	9.25	11.46	33
2016	9.21	9.25	15
2015(e)	10.00	9.21	11
American Funds IS Growth Fund – Class 4
2019	10.03	12.90	25
2018	10.21	10.03	26
2017(h)	10.00	10.21	3
American Funds IS New World Fund® – Class 4
2019	9.76	12.40	207
2018	11.54	9.76	232
2017	9.06	11.54	253
2016	8.74	9.06	291
2015	9.17	8.74	299
2014(d)	10.00	9.17	92
BlackRock® Global Allocation V.I. Fund – Class III
2019	11.26	13.09	1,705
2018	12.35	11.26	2,236
2017	11.01	12.35	2,506
2016	10.75	11.01	2,704
2015	11.01	10.75	3,005
2014	10.95	11.01	2,999
2013	9.70	10.95	2,468
2012	8.94	9.70	1,756
2011(a)	10.00	8.94	624
BlackRock® High Yield V.I. Fund – Class III
2019	10.51	11.92	361
2018	10.98	10.51	370
2017	10.39	10.98	435
2016	9.33	10.39	412
2015	9.83	9.33	386
2014(d)	10.00	9.83	157
BNY Mellon IP Technology Growth Portfolio – Service Shares
2019	31.59	39.11	173
2018	32.43	31.59	216
2017	23.09	32.43	248
2016	22.42	23.09	273

28

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2015	21.45	22.42	304
2014	20.40	21.45	287
2013	15.61	20.40	245
2012	13.72	15.61	202
2011	15.12	13.72	149
2010	11.82	15.12	79
ClearBridge Variable Appreciation Portfolio – Class II
2019	10.71	13.69	24
2018	11.08	10.71	8
2017(g)	10.00	11.08	4
Columbia Variable Portfolio – Commodity Strategy Fund – Class 2
2019	7.11	7.56	17
2018	8.39	7.11	21
2017	8.36	8.39	26
2016	7.54	8.36	18
2015(e)	10.00	7.54	2
Columbia Variable Portfolio – Emerging Markets Bond Fund – Class 2
2019	10.39	11.49	96
2018	11.37	10.39	77
2017	10.32	11.37	70
2016	9.42	10.32	46
2015(e)	10.00	9.42	3
Columbia Variable Portfolio – Small Cap Value Fund – Class 2
2019	21.05	25.13	149
2018	26.08	21.05	174
2017	23.19	26.08	214
2016	17.71	23.19	259
2015	19.16	17.71	293
2014	18.85	19.16	289
2013	14.25	18.85	241
2012	12.98	14.25	166
2011	14.02	12.98	118
2010	11.24	14.02	63
Delaware VIP® Small Cap Value Series – Service Class
2019	8.52	10.73	13
2018	10.39	8.52	6
2017(h)	10.00	10.39	0
DWS Alternative Asset Allocation VIP – Class B
2019	9.48	10.70	123
2018	10.60	9.48	78
2017	10.04	10.60	43
2016(f)	10.00	10.04	33
Fidelity® VIP ContrafundSM Portfolio – Service Class 2
2019	23.67	30.66	914
2018	25.70	23.67	1,132
2017	21.43	25.70	1,357
2016	20.16	21.43	1,537
2015	20.35	20.16	1,663
2014	18.47	20.35	1,456
2013	14.30	18.47	990
2012	12.48	14.30	711
2011	13.01	12.48	565
2010	11.28	13.01	370

29

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
Fidelity® VIP Emerging Markets Portfolio – Service Class 2
2019	8.24	10.51	11
2018(i)	10.00	8.24	3
Fidelity® VIP Equity-Income PortfolioSM – Service Class 2
2019	20.50	25.70	245
2018	22.72	20.50	271
2017	20.44	22.72	293
2016	17.60	20.44	320
2015	18.63	17.60	317
2014	17.41	18.63	323
2013	13.80	17.41	248
2012	11.95	13.80	191
2011	12.03	11.95	137
2010	10.61	12.03	87
Fidelity® VIP FundsManager® 60% Portfolio – Service Class
2019(k)	10.00	10.77	3
Fidelity® VIP Growth Opportunities Portfolio – Service Class 2
2019	16.95	23.49	144
2018	15.31	16.95	112
2017	11.56	15.31	102
2016	11.71	11.56	117
2015	11.27	11.71	101
2014(d)	10.00	11.27	24
Fidelity® VIP Health Care Portfolio – Service Class 2
2019(k)	10.00	12.16	17
Fidelity® VIP International Index Portfolio – Service Class 2
2019(k)	10.00	10.67	1
Fidelity® VIP Mid Cap Portfolio – Service Class 2
2019	21.28	25.86	311
2018	25.31	21.28	392
2017	21.28	25.31	511
2016	19.27	21.28	607
2015	19.86	19.27	657
2014	18.98	19.86	682
2013	14.16	18.98	627
2012	12.53	14.16	583
2011	14.25	12.53	497
2010	11.23	14.25	316
Invesco V.I. American Value Fund – Series II Shares
2019	12.04	14.82	103
2018	14.01	12.04	134
2017	12.95	14.01	171
2016	11.39	12.95	206
2015	12.74	11.39	203
2014	11.79	12.74	139
2013(c)	10.00	11.79	37
Invesco V.I. International Growth Fund – Series II Shares
2019	9.23	11.68	232
2018	11.03	9.23	295
2017	9.11	11.03	348
2016	9.30	9.11	393
2015	9.68	9.30	395
2014(d)	10.00	9.68	167
Janus Henderson Enterprise Portfolio – Service Shares
2019	9.99	13.33	37
2018	10.02	9.99	23
2017(h)	10.00	10.02	0

30

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
Janus Henderson Global Research Portfolio – Service Shares
2019	18.63	23.65	172
2018	20.32	18.63	219
2017	16.26	20.32	252
2016	16.18	16.26	286
2015	16.83	16.18	301
2014	15.92	16.83	284
2013	12.60	15.92	244
2012	10.65	12.60	151
2011	12.55	10.65	74
2010	11.01	12.55	48
MFS® International Intrinsic Value Portfolio – Service Class
2019	10.11	12.53	63
2018	11.35	10.11	49
2017(g)	10.00	11.35	19
MFS® Investors Trust Series – Service Class
2019	22.75	29.45	104
2018	24.45	22.75	115
2017	20.14	24.45	112
2016	18.85	20.14	118
2015	19.12	18.85	114
2014	17.50	19.12	75
2013	13.47	17.50	38
2012	11.49	13.47	19
2011	11.93	11.49	12
2010	10.91	11.93	6
MFS® Research Series – Service Class
2019	24.46	32.00	43
2018	26.00	24.46	42
2017	21.41	26.00	40
2016	20.00	21.41	45
2015	20.17	20.00	48
2014	18.59	20.17	49
2013	14.28	18.59	33
2012	12.38	14.28	21
2011	12.63	12.38	17
2010	11.07	12.63	7
Morgan Stanley VIF U.S. Real Estate Portfolio – Class II
2019	11.16	13.07	227
2018	12.29	11.16	243
2017	12.11	12.29	302
2016	11.52	12.11	355
2015	11.46	11.52	343
2014	8.97	11.46	273
2013(c)	10.00	8.97	83
Neuberger Berman AMT Mid Cap Growth Portfolio – Class S
2019	26.10	34.12	167
2018	28.32	26.10	218
2017	23.04	28.32	266
2016	22.42	23.04	294
2015	22.50	22.42	314
2014	21.25	22.50	269
2013	16.28	21.25	208

31

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2012	14.72	16.28	137
2011	14.89	14.72	55
2010	11.72	14.89	29
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged) – Advisor Class
2019	11.26	11.87	576
2018	11.19	11.26	661
2017	11.04	11.19	782
2016	10.52	11.04	818
2015	10.64	10.52	805
2014(d)	10.00	10.64	326
PIMCO VIT Low Duration Portfolio – Advisor Class
2019	9.85	10.10	93
2018	9.96	9.85	74
2017	9.97	9.96	80
2016(f)	10.00	9.97	83
PIMCO VIT Total Return Portfolio – Advisor Class
2019	10.30	11.00	701
2018	10.50	10.30	742
2017	10.16	10.50	792
2016	10.03	10.16	794
2015	10.14	10.03	740
2014(d)	10.00	10.14	306
Victory VIF Diversified Stock Fund – Class A Shares
2019	18.95	24.01	16
2018	22.16	18.95	25
2017	17.76	22.16	31
2016	17.33	17.76	46
2015	18.13	17.33	63
2014	16.67	18.13	66
2013	12.62	16.67	46
2012	11.00	12.62	27
2011	11.97	11.00	32
2010	10.80	11.97	29

(a)	For the period May 1, 2011 (commencement of operations in the Separate Account) through December 31, 2011.

(b)	For the period February 17, 2012 (commencement of operations in the Separate Account) through December 31, 2012.

(c)	For the period May 1, 2013 (commencement of operations in the Separate Account) through December 31, 2013.

(d)	For the period May 1, 2014 (commencement of operations in the Separate Account) through December 31, 2014.

(e)	For the period May 1, 2015 (commencement of operations in the Separate Account) through December 31, 2015.

(f)	For the Period May 1, 2016 (commencement of operations in the Separate Account) through December 31, 2016.

(g)	For the Period May 1, 2017 (commencement of operations in the Separate Account) through December 31, 2017.

(h)	For the Period November 13, 2017 (commencement of operations in the Separate Account) through December 31, 2017.

(i)	For the Period May 1, 2018 (commencement of operations in the Separate Account) through December 31, 2018.

(j)	On November 30, 2018, MainStay VP Absolute Return Multi-Strategy merged into MainStay VP IQ Hedge Multi-Strategy.

(k)	For the Period May 1, 2019 (commencement of operations in the Separate Account) through December 31, 2019.

32

For Premium based M&E Charge Policies:

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
(Accumulation unit value in dollars and number of accumulation units in thousands)

MainStay VP Balanced – Service Class
2019	20.13	23.45	1,129
2018	21.79	20.13	1,374
2017	19.85	21.79	1,666
2016	18.05	19.85	1,758
2015	18.58	18.05	1,778
2014	16.80	18.58	1,721
2013	13.82	16.80	1,472
2012	12.33	13.82	1,066
2011	12.03	12.33	707
2010	10.61	12.03	321
MainStay VP Bond – Service Class
2019	13.48	14.67	2,503
2018	13.65	13.48	2,827
2017	13.17	13.65	3,291
2016	12.76	13.17	3,689
2015	12.76	12.76	3,789
2014	12.09	12.76	3,677
2013	12.34	12.09	3,842
2012	11.82	12.34	3,690
2011	11.05	11.82	2,544
2010	10.27	11.05	1,500
MainStay VP CBRE Global Infrastructure – Service Class
2019	7.49	7.87	181
2018	10.39	7.49	232
2017	9.65	10.39	342
2016	7.51	9.65	320
2015(e)	10.00	7.51	69
MainStay VP Conservative Allocation – Service Class
2019	17.11	19.60	3,319
2018	18.33	17.11	3,987
2017	16.59	18.33	4,844
2016	15.63	16.59	5,477
2015	15.90	15.63	7,417
2014	15.28	15.90	5,573
2013	13.55	15.28	4,896
2012	12.27	13.55	4,226
2011	11.96	12.27	2,847
2010	10.70	11.96	1,205
MainStay VP Emerging Markets Equity – Service Class
2019	8.38	10.04	1,687
2018	10.57	8.38	2,084
2017	7.41	10.57	2,456
2016	6.99	7.41	2,883
2015	8.36	6.99	3,131
2014	9.52	8.36	2,955
2013	10.10	9.52	2,529
2012(b)	10.00	10.10	2,049
MainStay VP Epoch U.S. Equity Yield – Service Class
2019	23.56	29.18	1,656
2018	24.92	23.56	2,063

33

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2017	21.05	24.92	2,537
2016	20.12	21.05	2,953
2015	20.96	20.12	3,208
2014	19.30	20.96	3,371
2013	14.85	19.30	2,920
2012	12.88	14.85	2,345
2011	13.10	12.88	2,055
2010	11.12	13.10	1,290
MainStay VP Fidelity Institutional AM® Utilities – Service Class
2019	16.02	19.70	5,424
2018	15.94	16.02	6,869
2017	13.93	15.94	8,200
2016	12.53	13.93	9,334
2015	14.67	12.53	10,044
2014	13.05	14.67	10,024
2013	10.87	13.05	7,803
2012(b)	10.00	10.87	4,949
MainStay VP Floating Rate – Service Class
2019	14.43	15.61	3,719
2018	14.48	14.43	4,551
2017	13.96	14.48	4,934
2016	12.91	13.96	5,403
2015	12.88	12.91	5,704
2014	12.81	12.88	5,638
2013	12.29	12.81	4,861
2012	11.50	12.29	3,312
2011	11.28	11.50	2,522
2010	10.46	11.28	1,434
MainStay VP Growth Allocation – Service Class
2019	21.37	26.55	2,895
2018	24.56	21.37	3,461
2017	20.07	24.56	3,704
2016	18.70	20.07	4,201
2015	19.35	18.70	4,341
2014	18.50	19.35	3,855
2013	14.17	18.50	1,603
2012	12.30	14.17	843
2011	12.67	12.30	745
2010	11.04	12.67	499
MainStay VP Income Builder – Service Class
2019	21.45	25.26	1,370
2018	22.68	21.45	1,560
2017	20.21	22.68	1,895
2016	18.53	20.21	2,066
2015	19.26	18.53	2,139
2014	17.86	19.26	1,703
2013	15.12	17.86	1,126
2012	13.18	15.12	448
2011	12.69	13.18	248
2010	11.08	12.69	116
MainStay VP Indexed Bond – Service Class
2019	10.04	10.84	208
2018	10.13	10.04	90
2017(g)	10.00	10.13	23

34

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
MainStay VP IQ Hedge Multi-Strategy – Service Class
2019	8.30	8.99	3,898
2018(j)	8.94	8.30	4,500
2017	8.99	8.94	5,066
2016	9.00	8.99	5,367
2015	9.79	9.00	5,821
2014	11.14	9.79	5,583
2013(c)	10.00	11.14	4,548
MainStay VP Janus Henderson Balanced – Initial Class
2019	17.26	21.22	228
2018	17.19	17.26	283
2017	14.53	17.19	345
2016	13.87	14.53	404
2015	13.78	13.87	438
2014	12.68	13.78	485
2013	10.55	12.68	538
2012(b)	10.00	10.55	589
MainStay VP Janus Henderson Balanced – Service Class
2019	16.97	20.81	4,258
2018	16.94	16.97	5,017
2017	14.35	16.94	5,802
2016	13.74	14.35	6,339
2015	13.68	13.74	6,484
2014	12.62	13.68	6,280
2013	10.53	12.62	5,830
2012(b)	10.00	10.53	4,511
MainStay VP MacKay Common Stock – Service Class
2019	28.07	35.34	474
2018	29.89	28.07	577
2017	24.39	29.89	639
2016	22.41	24.39	684
2015	22.28	22.41	557
2014	19.50	22.28	554
2013	14.41	19.50	227
2012	12.38	14.41	87
2011	12.22	12.38	71
2010	10.87	12.22	55
MainStay VP MacKay Convertible – Service Class
2019	22.61	27.62	1,784
2018	23.20	22.61	2,047
2017	20.76	23.20	2,225
2016	18.57	20.76	2,457
2015	18.87	18.57	2,846
2014	17.52	18.87	2,862
2013	14.01	17.52	2,579
2012	12.87	14.01	2,078
2011	13.54	12.87	1,784
2010	11.52	13.54	1,068
MainStay VP MacKay Government – Service Class
2019	12.31	12.95	1,250
2018	12.35	12.31	1,453
2017	12.12	12.35	1,762
2016	12.03	12.12	2,183
2015	11.99	12.03	2,207

35

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2014	11.49	11.99	2,092
2013	11.81	11.49	2,131
2012	11.39	11.81	2,195
2011	10.77	11.39	1,511
2010	10.25	10.77	858
MainStay VP MacKay Growth – Service Class
2019	24.61	31.92	105
2018	25.77	24.61	147
2017	19.81	25.77	170
2016	19.78	19.81	189
2015	19.33	19.78	215
2014	17.81	19.33	239
2013	14.32	17.81	195
2012	12.49	14.32	121
2011	12.69	12.49	70
2010	11.34	12.69	51
MainStay VP MacKay High Yield Corporate Bond – Service Class
2019	19.30	21.80	9,490
2018	19.64	19.30	11,105
2017	18.42	19.64	13,308
2016	15.89	18.42	14,503
2015	16.18	15.89	16,320
2014	15.94	16.18	17,034
2013	14.99	15.94	14,502
2012	13.25	14.99	12,081
2011	12.50	13.25	7,144
2010	11.12	12.50	4,040
MainStay VP MacKay International Equity – Service Class
2019	14.92	18.57	1,343
2018	16.91	14.92	1,714
2017	12.78	16.91	1,974
2016	13.48	12.78	2,281
2015	12.73	13.48	2,419
2014	13.10	12.73	2,669
2013	11.41	13.10	2,370
2012	9.57	11.41	1,998
2011	11.43	9.57	1,873
2010	10.93	11.43	1,105
MainStay VP MacKay Mid Cap Core – Service Class
2019	29.11	35.68	1,022
2018	33.15	29.11	1,164
2017	27.89	33.15	1,328
2016	25.15	27.89	1,456
2015	26.18	25.15	1,513
2014	22.95	26.18	1,453
2013	16.18	22.95	1,141
2012	13.80	16.18	809
2011	14.26	13.80	644
2010	11.56	14.26	418
MainStay VP MacKay S&P 500 Index – Service Class
2019	29.14	38.16	1,839
2018	30.60	29.14	2,057
2017	25.25	30.60	2,210
2016	22.68	25.25	2,165

36

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2015	22.49	22.68	2,048
2014	19.89	22.49	1,663
2013	15.10	19.89	1,116
2012	13.09	15.10	636
2011	12.89	13.09	370
2010	11.26	12.89	229
MainStay VP MacKay Small Cap Core – Service Class
2019	11.45	13.45	2,782
2018	13.52	11.45	1,914
2017	11.89	13.52	2,230
2016(f)	10.00	11.89	2,606
MainStay VP MacKay Unconstrained Bond – Service Class
2019	12.71	13.58	6,011
2018	12.90	12.71	6,965
2017	12.34	12.90	8,229
2016	11.51	12.34	8,891
2015	11.82	11.51	10,204
2014	11.63	11.82	7,787
2013	11.19	11.63	3,831
2012	9.85	11.19	1,695
2011(a)	10.00	9.85	539
MainStay VP Mellon Natural Resources – Initial Class
2019	5.57	6.50	4,054
2018	7.81	5.57	4,781
2017	7.86	7.81	5,495
2016	5.48	7.86	5,668
2015	8.18	5.48	6,508
2014	10.08	8.18	5,618
2013	9.08	10.08	4,779
2012(b)	10.00	9.08	4,124
MainStay VP Moderate Allocation – Service Class
2019	18.87	22.27	4,155
2018	20.66	18.87	5,085
2017	18.01	20.66	6,080
2016	16.97	18.01	6,837
2015	17.29	16.97	7,337
2014	16.57	17.29	7,102
2013	13.94	16.57	6,326
2012	12.41	13.94	5,416
2011	12.33	12.41	4,010
2010	10.93	12.33	2,029
MainStay VP Moderate Growth Allocation – Service Class
2019	20.32	24.61	8,335
2018	22.82	20.32	10,599
2017	19.29	22.82	12,813
2016	17.98	19.29	14,423
2015	18.46	17.98	14,921
2014	17.69	18.46	14,796
2013	14.08	17.69	13,482
2012	12.31	14.08	11,251
2011	12.50	12.31	8,301
2010	10.96	12.50	3,361

37

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
MainStay VP PIMCO Real Return – Service Class
2019	10.05	10.92	3,333
2018	10.34	10.05	4,144
2017	10.02	10.34	4,910
2016	9.54	10.02	5,337
2015	9.80	9.54	5,920
2014	9.58	9.80	6,419
2013	10.56	9.58	6,550
2012(b)	10.00	10.56	6,508
MainStay VP Small Cap Growth – Initial Class
2019	16.36	20.55	300
2018	17.96	16.36	396
2017	14.62	17.96	516
2016	13.29	14.62	645
2015	13.41	13.29	753
2014	13.08	13.41	898
2013	10.00	13.08	1,022
2012(b)	10.00	10.00	1,246
MainStay VP Small Cap Growth – Service Class
2019	14.48	18.14	417
2018	15.93	14.48	479
2017	13.00	15.93	529
2016	11.85	13.00	540
2015	11.99	11.85	466
2014	11.72	11.99	277
2013(c)	10.00	11.72	98
MainStay VP T. Rowe Price Equity Income – Service Class
2019	17.37	21.89	1,370
2018	19.22	17.37	1,698
2017	16.58	19.22	2,069
2016	13.99	16.58	2,301
2015	15.04	13.99	2,481
2014	14.00	15.04	2,408
2013	10.76	14.00	2,062
2012(b)	10.00	10.76	1,678
MainStay VP U.S. Government Money Market – Initial Class
2019	10.19	10.37	2,858
2018	10.05	10.19	3,289
2017	10.01	10.05	2,912
2016	10.01	10.01	4,382
2015	10.01	10.01	4,281
2014	10.01	10.01	3,615
2013	10.00	10.01	3,228
2012	10.00	10.00	3,209
2011	10.00	10.00	2,974
2010	10.00	10.00	1,046
MainStay VP Winslow Large Cap Growth – Service Class
2019	32.07	42.75	1,510
2018	31.04	32.07	1,863
2017	23.51	31.04	2,145
2016	24.11	23.51	2,519
2015	22.77	24.11	2,493
2014	20.63	22.77	2,251
2013	15.16	20.63	1,993
2012	13.43	15.16	1,669
2011	13.50	13.43	1,171
2010	11.65	13.50	731

38

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
American Funds IS Asset Allocation Fund – Class 4
2019	9.58	11.59	370
2018(i)	10.00	9.58	126
American Funds IS Blue Chip Income and Growth Fund – Class 4
2019	9.67	11.70	510
2018	10.61	9.67	476
2017(h)	10.00	10.61	28
American Funds IS Global Small Capitalization Fund – Class 4
2019	10.60	13.91	155
2018	11.88	10.60	175
2017	9.46	11.88	124
2016	9.29	9.46	61
2015(e)	10.00	9.29	44
American Funds IS Growth Fund – Class 4
2019	10.18	13.28	211
2018	10.23	10.18	153
2017(h)	10.00	10.23	4
American Funds IS New World Fund® – Class 4
2019	10.39	13.39	1,077
2018	12.12	10.39	1,261
2017	9.39	12.12	1,196
2016	8.94	9.39	1,266
2015	9.25	8.94	1,283
2014(d)	10.00	9.25	465
BlackRock® Global Allocation V.I. Fund – Class III
2019	12.49	14.71	5,354
2018	13.52	12.49	6,704
2017	11.89	13.52	7,847
2016	11.45	11.89	8,650
2015	11.57	11.45	9,512
2014	11.35	11.57	9,910
2013	9.92	11.35	8,714
2012	9.02	9.92	5,479
2011(a)	10.00	9.02	1,878
BlackRock® High Yield V.I. Fund – Class III
2019	11.20	12.86	1,010
2018	11.53	11.20	1,048
2017	10.77	11.53	1,174
2016	9.54	10.77	1,098
2015	9.92	9.54	955
2014(d)	10.00	9.92	420
BNY Mellon IP Technology Growth Portfolio – Service Shares
2019	36.12	45.34	631
2018	36.59	36.12	748
2017	25.70	36.59	808
2016	24.62	25.70	884
2015	23.25	24.62	925
2014	21.81	23.25	857
2013	16.46	21.81	755
2012	14.27	16.46	580
2011	15.52	14.27	452
2010	11.97	15.52	314

39

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
ClearBridge Variable Appreciation Portfolio – Class II
2019	10.95	14.19	91
2018	11.18	10.95	61
2017(g)	10.00	11.18	10
Columbia Variable Portfolio – Commodity Strategy Fund – Class 2
2019	7.47	8.05	233
2018	8.70	7.47	293
2017	8.55	8.70	298
2016	7.61	8.55	101
2015(e)	10.00	7.61	8
Columbia Variable Portfolio – Emerging Markets Bond Fund – Class 2
2019	10.92	12.24	418
2018	11.79	10.92	390
2017	10.55	11.79	357
2016	9.50	10.55	209
2015(e)	10.00	9.50	22
Columbia Variable Portfolio – Small Cap Value Fund – Class 2
2019	23.27	28.16	639
2018	28.44	23.27	733
2017	24.95	28.44	850
2016	18.80	24.95	979
2015	20.07	18.80	1,050
2014	19.47	20.07	1,044
2013	14.53	19.47	869
2012	13.06	14.53	616
2011	13.91	13.06	441
2010	11.00	13.91	239
Delaware VIP® Small Cap Value Series – Service Class
2019	8.65	11.04	162
2018	10.41	8.65	120
2017(h)	10.00	10.41	2
DWS Alternative Asset Allocation VIP – Class B
2019	9.83	11.24	457
2018	10.84	9.83	373
2017	10.13	10.84	281
2016(f)	10.00	10.13	149
Fidelity® VIP ContrafundSM Portfolio – Service Class 2
2019	27.10	35.58	3,315
2018	29.03	27.10	4,109
2017	23.87	29.03	4,790
2016	22.16	23.87	5,448
2015	22.07	22.16	5,754
2014	19.77	22.07	4,947
2013	15.09	19.77	3,518
2012	13.00	15.09	2,614
2011	13.37	13.00	2,170
2010	11.43	13.37	1,282
Fidelity® VIP Emerging Markets Portfolio – Service Class 2
2019	8.32	10.75	72
2018(i)	10.00	8.32	61
Fidelity® VIP Equity-Income PortfolioSM – Service Class 2
2019	24.36	30.97	554
2018	26.64	24.36	584
2017	23.65	26.64	645
2016	20.09	23.65	720

40

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2015	20.98	20.09	662
2014	19.34	20.98	634
2013	15.13	19.34	590
2012	12.92	15.13	389
2011	12.84	12.92	291
2010	11.17	12.84	205
Fidelity® VIP FundsManager® 60% Portfolio – Service Class
2019(k)	10.00	10.87	56
Fidelity® VIP Growth Opportunities Portfolio – Service Class 2
2019	18.05	25.36	601
2018	16.09	18.05	574
2017	11.99	16.09	459
2016	11.98	11.99	466
2015	11.37	11.98	446
2014(d)	10.00	11.37	72
Fidelity® VIP Health Care Portfolio – Service Class 2
2019(k)	10.00	12.27	57
Fidelity® VIP International Index Portfolio – Service Class 2
2019(k)	10.00	10.77	18
Fidelity® VIP Mid Cap Portfolio – Service Class 2
2019	24.25	29.87	1,213
2018	28.45	24.25	1,511
2017	23.60	28.45	1,791
2016	21.09	23.60	2,059
2015	21.44	21.09	2,245
2014	20.22	21.44	2,386
2013	14.88	20.22	2,225
2012	12.99	14.88	2,060
2011	14.57	12.99	1,738
2010	11.33	14.57	953
Invesco V.I. American Value Fund – Series II Shares
2019	13.00	16.21	427
2018	14.92	13.00	494
2017	13.60	14.92	558
2016	11.81	13.60	651
2015	13.03	11.81	697
2014	11.90	13.03	388
2013(c)	10.00	11.90	94
Invesco V.I. International Growth Fund – Series II Shares
2019	9.83	12.61	1,151
2018	11.59	9.83	1,422
2017	9.45	11.59	1,467
2016	9.51	9.45	1,595
2015	9.77	9.51	1,444
2014(d)	10.00	9.77	512
Janus Henderson Enterprise Portfolio – Service Shares
2019	10.15	13.72	284
2018	10.22	10.15	209
2017(h)	10.00	10.22	16
Janus Henderson Global Research Portfolio – Service Shares
2019	21.68	27.91	552
2018	23.34	21.68	645
2017	18.42	23.34	739
2016	18.09	18.42	880

41

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2015	18.56	18.09	978
2014	17.32	18.56	905
2013	13.52	17.32	725
2012	11.28	13.52	462
2011	13.12	11.28	322
2010	11.35	13.12	176
MFS® International Intrinsic Value Portfolio – Service Class
2019	10.34	12.99	240
2018	11.45	10.34	238
2017(g)	10.00	11.45	68
MFS® Investors Trust Series – Service Class
2019	24.81	32.56	400
2018	26.31	24.81	438
2017	21.39	26.31	461
2016	19.74	21.39	471
2015	19.75	19.74	453
2014	17.84	19.75	239
2013	13.54	17.84	86
2012	11.40	13.54	55
2011	11.68	11.40	33
2010	10.53	11.68	20
MFS® Research Series – Service Class
2019	27.75	36.80	213
2018	29.10	27.75	208
2017	23.64	29.10	190
2016	21.79	23.64	190
2015	21.68	21.79	170
2014	19.72	21.68	166
2013	14.94	19.72	145
2012	12.78	14.94	74
2011	12.87	12.78	43
2010	11.13	12.87	23
Morgan Stanley VIF U.S. Real Estate Portfolio – Class II
2019	12.05	14.30	857
2018	13.09	12.05	1,000
2017	12.73	13.09	1,163
2016	11.94	12.73	1,301
2015	11.72	11.94	1,291
2014	9.06	11.72	995
2013(c)	10.00	9.06	279
Neuberger Berman AMT Mid Cap Growth Portfolio – Class S
2019	28.30	37.49	794
2018	30.28	28.30	965
2017	24.31	30.28	1,113
2016	23.34	24.31	1,265
2015	23.11	23.34	1,314
2014	21.54	23.11	1,030
2013	16.28	21.54	782
2012	14.52	16.28	526
2011	14.49	14.52	318
2010	11.25	14.49	126
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged) – Advisor Class
2019	11.99	12.82	2,349
2018	11.75	11.99	2,623

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	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2017	11.45	11.75	3,017
2016	10.76	11.45	3,131
2015	10.74	10.76	2,791
2014(d)	10.00	10.74	1,058
PIMCO VIT Low Duration Portfolio – Advisor Class
2019	10.21	10.61	326
2018	10.19	10.21	300
2017	10.06	10.19	318
2016(f)	10.00	10.06	234
PIMCO VIT Total Return Portfolio – Advisor Class
2019	10.97	11.87	2,333
2018	11.04	10.97	2,447
2017	10.53	11.04	2,615
2016	10.26	10.53	2,621
2015	10.23	10.26	2,297
2014(d)	10.00	10.23	859
Victory VIF Diversified Stock Fund – Class A Shares
2019	20.85	26.77	91
2018	24.05	20.85	113
2017	19.02	24.05	130
2016	18.31	19.02	123
2015	18.90	18.31	131
2014	17.15	18.90	126
2013	12.80	17.15	120
2012	11.01	12.80	95
2011	11.82	11.01	105
2010	10.52	11.82	69

(a)	For the period May 1, 2011 (commencement of operations in the Separate Account) through December 31, 2011.

(b)	For the period February 17, 2012 (commencement of operations in the Separate Account) through December 31, 2012.

(c)	For the period May 1, 2013 (commencement of operations in the Separate Account) through December 31, 2013.

(d)	For the period May 1, 2014 (commencement of operations in the Separate Account) through December 31, 2014.

(e)	For the period May 1, 2015 (commencement of operations in the Separate Account) through December 31, 2015.

(f)	For the Period May 1, 2016 (commencement of operations in the Separate Account) through December 31, 2016.

(g)	For the Period May 1, 2017 (commencement of operations in the Separate Account) through December 31, 2017.

(h)	For the Period November 13, 2017 (commencement of operations in the Separate Account) through December 31, 2017.

(i)	For the Period May 1, 2018 (commencement of operations in the Separate Account) through December 31, 2018.

(j)	On November 30, 2018, MainStay VP Absolute Return Multi-Strategy merged into MainStay VP IQ Hedge Multi-Strategy.

(k)	For the Period May 1, 2019 (commencement of operations in the Separate Account) through December 31, 2019.

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NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION AND THE SEPARATE ACCOUNT

New York Life Insurance and Annuity Corporation

New York Life Insurance and Annuity Corporation (“NYLIAC”) is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident and health insurance and annuities in the District of Columbia and all states. In addition to the policies described in this Prospectus, NYLIAC offers life insurance policies and other annuities.

NYLIAC is a wholly-owned subsidiary of New York Life Insurance Company, a mutual life insurance company doing business in New York since 1845. NYLIAC held assets of $174.6 billion at the end of 2019. New York Life Insurance Company has invested in NYLIAC, and will occasionally make additional contributions to NYLIAC in order to maintain capital and surplus in accordance with state requirements. The obligations under the policies are obligations of NYLIAC.

The Separate Account

Separate Account-III was established on November 30, 1994 and Separate Account-IV was established on June 10, 2003, pursuant to resolutions of the NYLIAC Board of Directors. The Separate Accounts are registered as unit investment trusts with the Securities and Exchange Commission under the Investment Company Act of 1940. This registration does not signify that the Securities and Exchange Commission supervises the management, or the investment practices or policies, of the Separate Accounts.

Although the assets of the Separate Accounts belong to NYLIAC, these assets are held separately from our other assets. The Separate Accounts’ assets are not chargeable with liabilities incurred in any of NYLIAC’s other business operations (except to the extent that assets in the Separate Accounts exceed the reserves and other liabilities of that Separate Account). The income, capital gains and capital losses incurred on the assets of the Separate Accounts are credited to or charged against the assets of the Separate Accounts without regard to the income, capital gains or capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Accounts is entirely independent of the investment performance of the Fixed Account, the DCA Advantage Account and any other separate account of NYLIAC.

Separate Account III currently consists of 100 Investment Divisions, some of which may not be available under your policy. Separate Account IV currently consists of 76 Investment Divisions, some of which may not be available under your policy. The available Investment Divisions are listed on the first and second page of this Prospectus. Premium payments allocated to the Investment Divisions are invested solely in the corresponding Eligible Portfolios of the relevant Fund.

The Portfolios

The assets of each Eligible Portfolio are separate from the others and each such Portfolio has different investment objectives and policies. As a result, each Eligible Portfolio operates as a separate investment fund and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio. You can make or lose money in any of the Investment Divisions. Portfolios described in this Prospectus are different from portfolios that may have similar names but are available directly to the general public. The funds available directly to the general public may have the same adviser, same name, same investment objectives and policies, and substantially similar portfolio securities, but the investment performance may not be the same.

We offer no assurance that any of the Eligible Portfolios will attain their respective stated objectives.

The Funds also may make their shares available to certain other separate accounts funding variable life insurance policies offered by NYLIAC. This is called “mixed funding.” The Funds also may make their shares available to separate accounts of insurance companies unaffiliated with NYLIAC. This is called “shared funding.” Although we do not anticipate any inherent difficulties arising from mixed and shared funding, it is theoretically possible that, due to differences in tax treatment or other considerations, the interests of owners of various policies participating in a certain Fund might at some time be in conflict. In the event that any material conflicts arise from the use of the Funds for mixed and shared funding, we could be required to withdraw from an Eligible Portfolio. For more information about the risks of mixed and shared funding, please refer to the relevant Fund prospectus.

The Funds and Eligible Portfolios offered through this product are selected by NYLIAC based on several criteria, including asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. An affiliate of NYLIAC manages the Mainstay VP Funds Trust and that was a factor in its selection. Another factor that NYLIAC considers during the selection process is whether the Fund or Eligible Portfolio or an affiliate of the Fund will compensate NYLIAC for providing administrative,

44

marketing, and support services that would otherwise be provided by the Fund, the Fund’s investment adviser, or its distributor.

We may receive payments or compensation from the Funds or their investment advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution, and other services we provide with respect to the Eligible Portfolios and their availability through the policies. These payments may be derived, in whole or in part, from the advisory fee charged by the Fund and deducted from Fund assets and/or from “Rule 12b-1” fees charged by the Fund and deducted from Fund assets. These payments are also a factor in our selection of Funds and Eligible Portfolios. NYLIAC may use these payments for any corporate purpose, including payment of expenses that NYLIAC and/or its affiliates incur in promoting, marketing, and administering the policies, and in its role as an intermediary of the Funds. Policyowners, through their indirect investment in the Funds, bear the costs of these fees.

The amounts we receive may be substantial, may vary by Eligible Portfolio, and may depend on how much policy value is invested in the particular Eligible Portfolio or Fund. NYLIAC and its affiliates may profit from these payments. Currently, we receive payments or revenue under various arrangements in amounts up to 0.35% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. We also receive compensation under various distribution services arrangements in amounts up to 0.25% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. The compensation that your registered representative receives remains the same regardless of which Investment Divisions you choose or the particular arrangements applicable to those Investment Divisions.

Asset Allocation Models

We have elected to discontinue the Asset Allocation Model program. Beginning May 1, 2020, you may not select an Asset Allocation Model or transfer from one Asset Allocation Model to another Asset Allocation Model. If any portion of your Accumulation Value is currently allocated to an Asset Allocation Model, you may continue to allocate all or a portion of your premium payments to such model. We will not reallocate your Accumulation Value or change your premium allocation instructions in response to these changes unless you direct us to do so. If, however, you transfer your entire allocation out of an Asset Allocation Model, you will not be able to transfer back into that model or transfer to any other Asset Allocation Model.

Information for Policyholders Currently Allocated to an Asset Allocation Model

Each Asset Allocation Model was designed to seek to achieve a different investment objective. The Asset Allocation Models are general in nature and are not tailored or personalized for you. The Asset Allocation Models are static but gains and/or losses from the Funds in a model will cause the model’s original percentages to shift. However, amounts allocated to a model will be rebalanced to reflect the model’s original percentages using the policy’s Automatic Asset Reallocation (“AAR”) feature, unless you opted not to have AAR applied to your policy. (See “THE POLICIES-Automatic Asset Reallocation” for more information.) If you purchased the Guaranteed Investment Protection Rider or the Guaranteed Investment Protection Rider 2.0 (“GIPR” or “GIPR 2.0”), and have opted to allocate your premium payments to one of the available Asset Allocation Models, you cannot opt out of rebalancing, and your allocations to an Asset Allocation Model will be rebalanced quarterly to reflect the model’s original percentages.

In addition, the Investment Divisions and allocation percentages for your model could change due to events such as mergers, substitutions, liquidations or closures. We will notify you in writing of any such events and seek your instructions on how you want your Accumulation Value or premium payments reallocated.

If you wish to keep your policy’s Accumulation Value allocated to an Asset Allocation Model, you should consult with your registered representative, who can help you evaluate whether it continues to be suitable and appropriate for you in light of your financial situation, risk tolerance, time horizon and investment objectives. While the Asset Allocation Models can facilitate asset allocation discussions and decisions between you and your registered representative, we have no discretionary authority or control over your investment decisions.

Rebalancing or periodic updating of Asset Allocation Models can cause the Investment Divisions that make up a model to need to undertake efforts to raise cash for money flowing out of the Funds or vice versa. In order to raise cash, those Funds may need to sell assets at prices lower than otherwise expected, which can hurt Fund share prices. Moreover, large outflows of money from the Funds may increase the expenses attributable to the assets remaining in the Funds. These transactions and expenses can adversely affect the performance of the relevant Funds and of the Asset Allocation Models. In addition, these inflows and outflows may cause a Fund to hold a large portion of its assets in cash,

45

which could detract from the achievement of the Fund’s investment objective, particularly in periods of rising market prices. For additional information regarding the risks of investing in a particular Fund, see that Fund’s prospectus.

Asset allocation does not guarantee that your Accumulation Value will increase or protect against losses in a declining market. Tools used to assess your risk tolerance, such as the Client Profile, could be less effective if your circumstances change over time. In addition, an Asset Allocation Model may not perform as intended. Therefore, it may not achieve its investment objective or reduce volatility. When considering whether to remain in an Asset Allocation Model, you should consider your other assets, income and investments in addition to this policy. An Asset Allocation Model may perform better or worse than any single investment option or any other combination of investment options. In addition, the timing of your investment and any rebalancing may affect performance. For additional information regarding the risks of investing in a particular Fund within the Asset Allocation Model, see that Fund’s prospectus.

Conflicts of Interest Relating to the Asset Allocation Models

The most recent Asset Allocation Models were designed on our behalf by an unaffiliated third-party investment adviser, QS Investors, LLC (“QS Investors”), a subsidiary of Legg Mason, Inc. (the “QS Models”). Earlier versions of the models were designed by New York Life Investment Management LLC, an affiliate of NYLIAC and the Investment Advisor to the MainStay VP Funds Trust (the “NYL Models”). You can get information about each of the Asset Allocation Models by contacting your registered representative.

QS Investors received a fee from NYLIAC to design the QS Models. While the QS Models were designed to offer you a convenient way to work with your registered representative in making allocation decisions, you should be aware that QS Investors was subject to competing interests that may have influenced its design of the QS Models. For example, because affiliates of QS Investors advise the Legg Mason Partners Variable Equity Trust (the “Legg Mason Trust”), QS Investors and the Legg Mason Trust may have benefited from including the ClearBridge Variable Appreciation Investment Division in one or more of the QS Models. Payments from NYLIAC to QS Investors to design the QS Models may have also influenced QS Investors in its selection of Investment Divisions affiliated with NYLIAC for inclusion in the models. QS Investors considered many factors in selecting Investment Divisions for the QS Models, including, but not limited to, risk and return profile, prior investment performance and underlying fund fees.

New York Life Investment Management LLC (“New York Life Investments”) was also subject to competing interests that impacted the composition of the QS Models as well as its design of the NYL Models. For example, because New York Life Investments receives fees for advising the MainStay VP Funds Trust, it benefits from the inclusion of a significant percentage of these Investment Divisions in the QS Models and NYL Models. MainStay VP Investment Divisions represent such a significant percentage of the QS Models and the NYL Models because they constitute the majority of Investment Divisions offered with the policy and are prevalent among the low- and moderate-risk Investment Divisions that make up those models.

In addition, New York Life Investments may not have included certain non-proprietary Investment Divisions in the NYL Models because their investment profile (e.g., sector-specific concentration or shifting asset composition) was determined to be incompatible with the risk and return profile of those models. Finally, New York Life Investments may have included Investment Divisions in a NYL Model based on asset class exposure and they may have also been selected over Investment Divisions with better past investment performance or lower fees.

As noted above, we receive payments or compensation from the Funds or their Investment Advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services that we provide with respect to the Eligible Portfolios and their availability through the policies. The amount of this revenue and how it is computed varies by Fund, may be significant, and may create conflicts of interest in the design of the QS Models and the NYL Models.

46

The Eligible Portfolios of the relevant Funds, along with their investment advisers, are listed in the following table:

FUND	INVESTMENT ADVISERS	ELIGIBLE PORTFOLIOS
MainStay VP Funds Trust	New York Life Investment Management LLC	MainStay VP Conservative Allocation MainStay VP Growth Allocation MainStay VP Moderate Allocation MainStay VP Moderate Growth Allocation

	Subadviser: New York Life Investors LLC (“NYL Investors”)	MainStay VP Bond MainStay VP Floating Rate MainStay VP Indexed Bond MainStay VP U.S. Government Money Market

	Subadvisers: IndexIQ Advisors LLC	MainStay VP IQ Hedge Multi-Strategy

	Subadvisers: MacKay Shields LLC (“MacKay”) and NYL Investors	MainStay VP Balanced

Subadviser: MacKay	MainStay VP MacKay Common Stock
MainStay VP MacKay Convertible
MainStay VP MacKay Government
MainStay VP MacKay Growth
MainStay VP MacKay High Yield Corporate Bond
MainStay VP MacKay International Equity
MainStay VP MacKay Mid Cap Core
MainStay VP MacKay S&P 500 Index
MainStay VP MacKay Small Cap Core
MainStay VP MacKay Unconstrained Bond

	Subadvisers: Brown Advisory, LLC and Segall Bryant & Hamill, LLC	MainStay VP Small Cap Growth

	Subadviser: CBRE Clarion Securities, LLC	MainStay VP CBRE Global Infrastructure

	Subadvisers: Candriam Belgium and MacKay	MainStay VP Emerging Markets Equity

	Subadviser: Epoch Investment Partners, Inc. (“Epoch”)	MainStay VP Epoch U.S. Equity Yield

	Subadviser: Janus Capital Management LLC	MainStay VP Janus Henderson Balanced

	Subadviser: FIAM LLC (“FIAM”)	MainStay VP Fidelity Institutional AM® Utilities

	Subadviser: Pacific Investment Management Company LLC	MainStay VP PIMCO Real Return

	Subadviser: T. Rowe Price Associates, Inc.	MainStay VP T. Rowe Price Equity Income

	Subadviser: Mellon Investments Corporation	MainStay VP Mellon Natural Resources

	Subadviser: Winslow Capital Management, Inc.	MainStay VP Winslow Large Cap Growth

	Subadvisers: Epoch and MacKay	MainStay VP Income Builder
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	Invesco Advisers, Inc.	Invesco Oppenheimer V.I. Main Street Small Cap Fund® Invesco V.I. American Value Fund Invesco V.I. International Growth Fund
American Funds Insurance Series®	Capital Research and Management CompanySM (“CRMC”)	American Funds IS Asset Allocation Fund
American Funds IS Blue Chip Income and Growth Fund
American Funds IS Global Small Capitalization Fund
American Funds IS Growth Fund
American Funds IS New World Fund®

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FUND	INVESTMENT ADVISERS	ELIGIBLE PORTFOLIOS
BlackRock® Variable Series Funds, Inc.	BlackRock Advisors, LLC	BlackRock® Global Allocation V.I. Fund

BlackRock® Variable Series Funds II, Inc.	Subadviser: BlackRock International Limited	BlackRock® High Yield V.I. Fund
BNY Mellon Investment Portfolios	BNY Mellon Investment Adviser, Inc.	BNY Mellon IP Technology Growth Portfolio
Legg Mason Partners Variable Equity Trust	Legg Mason Partners Fund Advisor, LLC Subadviser: ClearBridge Investments, LLC	ClearBridge Variable Appreciation Portfolio

Subadviser: QS Investors, LLC	Legg Mason/QS Aggressive Model Portfolio
Legg Mason/QS Moderately Aggressive Model Portfolio
Legg Mason/QS Moderate Model Portfolio
Legg Mason/QS Moderately Conservative Model Portfolio
Legg Mason/QS Conservative Model Portfolio
Columbia Funds Variable Series Trust II	Columbia Management Investment Advisers, LLC Commodity Strategy Subadviser: Threadneedle International Limited	Columbia Variable Portfolio — Commodity Strategy Fund Columbia Variable Portfolio — Emerging Markets Bond Fund

Columbia Funds Variable Insurance Trust		Columbia Variable Portfolio — Small Cap Value Fund
Delaware VIP® Trust	Delaware Management Company	Delaware VIP® Small Cap Value Series
Deutsche DWS Variable Series II	DWS Investment Management Americas Inc. Subadviser: RREEF America LLC	DWS Alternative Asset Allocation VIP
Fidelity® Variable Insurance Products Fund	Fidelity Management and Research Company (“FMR”) Subadvisers: Other investment advisers	Fidelity® VIP ContrafundSM Portfolio
Fidelity® VIP Emerging Markets Portfolio
Fidelity® VIP Equity-Income PortfolioSM
Fidelity® VIP FundsManager® 60% Portfolio
Fidelity® VIP Growth Opportunities Portfolio
Fidelity® VIP Health Care Portfolio
Fidelity® VIP International Index Portfolio
Fidelity® VIP Mid Cap Portfolio
Janus Aspen Series	Janus Capital Management LLC	Janus Henderson Enterprise Portfolio Janus Henderson Global Research Portfolio
MFS® Variable Insurance Trust	Massachusetts Financial Services Company (“MFS”)	MFS® Investors Trust Series MFS® Research Series

MFS® Variable Insurance Trust II		MFS® International Intrinsic Value Portfolio

MFS® Variable Insurance Trust III		MFS® Mid Cap Value Portfolio
Morgan Stanley Variable Insurance Fund, Inc.	Morgan Stanley Investment Management Inc.	Morgan Stanley VIF U.S. Real Estate Portfolio
Neuberger Berman Advisers Management Trust	Neuberger Berman Investment Advisers LLC	Neuberger Berman AMT Mid Cap Growth Portfolio
PIMCO Variable Insurance Trust	Pacific Investment Management Company LLC (“PIMCO”)	PIMCO VIT Income Portfolio PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged) PIMCO VIT Low Duration Portfolio PIMCO VIT Total Return Portfolio
Victory Variable Insurance Funds	Victory Capital Management Inc.	Victory VIF Diversified Stock Fund

Please refer to the accompanying prospectuses of the respective Funds for a complete description of the Funds, the investment advisers, the sub-advisers, and the Portfolios. The Funds’ prospectuses should be read carefully before any decision is made concerning the allocation of premium payments to an Investment Division corresponding to an Eligible Portfolio.

NYLIAC does not provide investment advice and does not recommend or endorse any Eligible Portfolio or Portfolios. NYLIAC is not responsible for choosing the Investment Divisions or the amounts allocated to each. You are responsible for determining that these decisions are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Decisions regarding investment allocations should be carefully considered. You

48

bear the risk of any decline in the value of your policy resulting from the performance of the Portfolios you have chosen.

You should consult with your registered representative to determine which combination of investment options is most appropriate for you, and periodically review your choices.

Certain portfolios, generally referred to as “funds of funds” or “master-feeder arrangements,” may invest all or substantially all their assets in portfolios of other funds. In such case, you will indirectly pay fees and expenses at both portfolio levels, which would reduce your investment return.

Hedging strategies may be employed by certain portfolios to attempt to provide downside protection during sharp downward movements in equity markets. The cost of these strategies could limit the upside participation of the portfolio in rising equity markets relative to other portfolios.

So-called “alternative” investment strategies may also be used by certain portfolios, which may involve non-traditional asset classes. These alternative investment strategies may be riskier than more traditional investment strategies and may involve leverage or use complex hedging techniques, such as options and derivatives. These may offer potential diversification benefits beyond traditional investment strategies.

Investment decisions should be based on a thorough investigation of all the information regarding the Eligible Portfolios that are available to you, including each Fund’s prospectus, statement of additional information, and annual and semi-annual reports. Other sources, such as the Fund’s website or newspapers and financial and other magazines, provide more current information, including information about any regulatory actions or investigations relating to a Fund or Eligible Portfolio. After you select Investment Divisions or an available Asset Allocation Model for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

Money Market Fund Fees and Gates

The SEC has adopted rules that provide that all money market funds can impose liquidity fees and/or suspend redemptions under certain circumstances. The liquidity fees can be up to 2% of the amount redeemed, and the suspensions of redemptions (redemption “gates”) can last for ten (10) business days. Money market funds can impose these fees and gates (which could be applied to all policy transfers, surrenders, withdrawals and benefit payments from that portfolio) based on the liquidity of the fund’s assets and other factors.

All types of money market funds can impose these fees and gates, but government money market funds (that invest at least 99.5% of their assets in cash, U.S. government securities and/or repurchase agreements that are secured by cash or government securities) are less likely to impose fees and gates. Nevertheless, there remains a possibility that a government money market fund such as the MainStay VP U.S. Government Money Market Portfolio could impose such fees and gates, which could be applied to all policy transfers, surrenders, withdrawals and benefit payments from the portfolio.

The Legg Mason/QS Model Portfolios - Conflicts of Interest

The Legg Mason/QS Model Portfolio Funds (the “Model Portfolios”) were created on our behalf by an unaffiliated third-party investment adviser, Legg Mason Partners Fund Advisor, LLC (“LMPFA”), a subsidiary of Legg Mason, Inc., for the exclusive use of NYLIAC’s variable annuity and variable life insurance policyholders. Each Model Portfolio, itself an Eligible Portfolio, will actively invest in multiple other funds of various asset classes and strategies (the “Underlying Funds”), to seek to achieve a different investment objective depending on the risk tolerance for the particular Model Portfolio.

The Underlying Funds available to the Model Portfolios for investment are comprised entirely of the initial class or similar shares of the Eligible Portfolios available under your policy, except for (i) Eligible Portfolios that are themselves, funds of funds, and (ii) Eligible Portfolios that did not agree to sell their shares to the Model Portfolios.

LMPFA’s affiliated subadviser, QS Investors, LLC (“QS Investors”) selected the initial composition of each Model Portfolio. Thereafter, QS Investors will manage the Model Portfolios, evaluating assets on a frequent basis and making changes to the investments of the Model Portfolios as deemed necessary. To the extent that NYLIAC adds, deletes, closes or substitutes the Eligible Portfolios available under your policy, the composition of the Underlying Funds available to the Model Portfolios for investment will likewise change. LMPFA and QS Investors have sole discretion relating to investment by the Model Portfolios in the Underlying Funds. Neither NYLIAC, nor its parent company, affiliates or subsidiaries have input into the investment decisions of LMPFA and/or QS Investors. For additional information regarding the risks of investing in a Model Portfolio, see that Model Portfolio’s prospectus.

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For providing certain administrative support to LMPFA and QS Investors, Legg Mason Investor Services, LLC, the distributor of the Model Portfolios, compensates NYLIAC based on the aggregate net asset value of the shares of the Model Portfolios held by the Separate Account and other NYLIAC separate accounts (the “NYLIAC Separate Accounts”). NYLIAC also receives Rule 12b-1 fees, which are deducted from the assets of certain share classes of the Model Portfolios. For administrative services that NYLIAC performs with respect to NYLIAC Separate Account assets invested in the Model Portfolios and allocated to the Underlying Funds, NYLIAC receives compensation from the Underlying Funds or their investment advisers, or from other service providers of the Underlying Funds based on the aggregate net asset value of the Underlying Fund shares held by the Model Portfolios and attributable to investment by the NYLIAC Separate Accounts. The fees paid by the Underlying Funds for such services are paid at the same annual rate and fee schedule as the fees paid by the Underlying Funds for administrative services with respect to net assets of the Eligible Portfolios held directly by the NYLIAC Separate Accounts. See “NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION AND THE SEPARATE ACCOUNT—The Portfolios” for more information about these payments.

These payments are a factor in our selection of the Eligible Portfolios, which in turn, are available to the Model Portfolios for investment. Policyowners, through their direct investment in the Model Portfolios and their indirect investment in the Underlying Funds, bear the costs of these fees. However, only LMPFA and QS Investors will determine the portion of the Model Portfolios’ assets, if any, that are invested in particular Underlying Funds. LMPFA and QS Investors receive no payments from the Underlying Funds in connection with an investment by the Model Portfolios (except to the extent described below), nor do they know the terms of the payment arrangements (if any) between the Underlying Funds and NYLIAC.

LMPFA and QS Investors are also subject to competing interests that may influence their investment decisions with respect to the Model Portfolios. For example, LMPFA is the investment adviser for both the Model Portfolios and for the ClearBridge Variable Appreciation Portfolio, one of the available Underlying Funds, and receives a management fee from that fund. LMPFA and QS Investors, therefore, have an incentive to allocate a greater portion of a Model Portfolio’s assets to the ClearBridge Variable Appreciation Portfolio rather than to unaffiliated funds.

As noted above, we receive payments or compensation from the Underlying Funds or their Investment Advisers, or from other service providers of the Underlying Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services that we provide with respect to such Underlying Fund and their availability through the Model Portfolios. The amount of this revenue and how it is computed varies by each Underlying Fund, may be significant, and may create conflicts of interest in the selection of the Eligible Portfolios that are available to the Model Portfolios for investment.

Additions, Deletions, or Substitutions of Investments

NYLIAC retains the right, subject to any applicable law, to make additions to, deletions from, or substitutions for, the Eligible Portfolio shares held by any Investment Division. NYLIAC reserves the right to eliminate the shares of any of the Eligible Portfolios and to substitute shares of another portfolio of a Fund, or of another registered open-end management investment company. We may do this if the shares of the Eligible Portfolios are no longer available for investment or if we believe investment in any Eligible Portfolio would become inappropriate in view of the purposes of the Separate Account, which is to serve as the funding vehicle for the Policy and certain other variable annuity policies issued by NYLIAC. An investment in an Eligible Portfolio could become inappropriate if, for example, that Eligible Portfolio performs poorly, undergoes a significant management change, or changes its investment objective or investment policies such that they are no longer consistent with the purposes of the policies funded by the Separate Account.

To the extent required by law, we will not make substitutions of shares attributable to your interest in an Investment Division until you have been notified of the change. This does not prevent the Separate Account from purchasing other securities for other series or classes of policies, or from processing a conversion between series or classes of policies on the basis of requests made by policyowners.

We may establish new Investment Divisions when we determine, in our sole discretion, that marketing, tax, investment, or other conditions so warrant. We will make any new Investment Divisions available to existing policyowners on a basis we determine. We may also eliminate one or more Investment Divisions, if we determine, in our sole discretion, that marketing, tax, investment, or other conditions warrant. Please note that any such changes could affect the performance of the Asset Allocation Models.

In the event of any substitution or change, NYLIAC may, by appropriate endorsement, change the policies to reflect such substitution or change. We also reserve the right to: (a) operate the Separate Account as a management company under the Investment Company Act of 1940, (b) deregister it under such Act in the event such registration is no longer

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required, (c) combine it with one or more other separate accounts, and (d) restrict or eliminate the voting rights of persons having voting rights as to the Separate Account as permitted by law.

Reinvestment

We automatically reinvest all dividends and capital gain distributions from Eligible Portfolios in shares of the distributing Portfolio at their net asset value on the payable date.

THE POLICIES

This is a flexible premium policy, which means additional premium payments can be made. The policy is issued on the lives of individual Annuitants. For single premium policies, this section is modified as indicated in Appendix 1 of this Prospectus.

The policies are variable. This means that the Accumulation Value will fluctuate based on the investment experience of the Investment Divisions or available Asset Allocation Model you select, as well as the interest credited on the Fixed Account Accumulation Value and the DCA Advantage Account Accumulation Value. NYLIAC does not guarantee the investment performance of the Separate Account or of the Eligible Portfolios. You bear the entire investment risk with respect to amounts allocated to the Investment Divisions of the Separate Account or an Asset Allocation Model. We offer no assurance that the investment objectives of the Investment Divisions or an Asset Allocation Model will be achieved. Accordingly, amounts allocated to the Investment Divisions of the Separate Account or an Asset Allocation Model are subject to the risks inherent in the securities markets and, specifically, to price fluctuations in the Eligible Portfolios’ investments.

As the Owner of the policy, you have the right to (a) change a revocable Beneficiary, (b) name a new Owner (on Non-Qualified Policies only), (c) receive Income Payments, (d) name a Payee to receive Income Payments, and (e) transfer funds among the Investment Divisions. You cannot lose these rights. However, all rights of ownership cease upon your death.

The current policyowner of a Non-Qualified Policy has the right to transfer ownership to another person(s) or entity. To transfer ownership, the policyowner must complete our approved “Transfer of Ownership” form in effect at the time of the request. This change, unless otherwise specified by you, will take effect as of the date you signed the form, subject to any payment we made or action we took before we received the form. When this change takes effect, all rights of ownership in the Policy will pass to the new Owner. Changing the Owner of the Policy does not change an Annuitant or any Beneficiary. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person or entity that becomes the owner of an existing policy. This means the new policyowner(s) will be required to provide their name, address, date of birth, and other identifying information. To complete a transfer of ownership, the new policyowner(s) may also be required to submit financial and suitability information.

Certain provisions of the policies may be different than the general description in this Prospectus, and certain riders and options may not be available, because of legal requirements or restrictions in your state. See your policy for specific variations because any such state variations will be included in your policy or in riders or endorsements attached to your policy. See also “APPENDIX 3—STATE VARIATIONS” for specific information that may be applicable for your state.

Selecting the Variable Annuity That’s Right for You

In addition to the policies described in this Prospectus, we offer other variable annuities, each having different features, fees, and charges. Your registered representative can help you decide which is best for you based on your individual circumstances, time horizon, and policy feature preferences.

The availability of optional policy features may increase the cost of the policy. Therefore, when selecting a policy, you should consider what policy features you plan to use within your variable annuity. You should also consider the different surrender charge period associated with each policy in light of the length of time you plan to hold your policy (i.e., your time horizon). If you intend to make multiple contributions to your policy over time, you may want to consider a surrender charge period that is based on the Policy Date. If you intend to make a single contribution or limited contributions over time, you may want to consider a policy with a surrender charge period that is based on each premium payment. In addition to the surrender charges, you should also evaluate the available policy features and the different fees associated with each of the features and of the policy.

You should consider the investment objectives, risks, charges and expenses of an investment carefully before investing. Both the product and underlying fund prospectuses contain this and other information about the variable annuities and underlying investment options. Your registered representative can provide you with prospectuses for one or more of these variable annuities and the underlying funds. Please read the prospectuses carefully before investing.

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Qualified and Non-Qualified Policies

We designed the policies primarily for the accumulation of retirement savings, and to provide income at a future date. We issue both Qualified and Non-Qualified Policies. Both types of policies offer tax-deferred accumulation. Non-Qualified Policies provide for retirement income other than through a tax-qualified plan. Qualified Policies are for use with any one of the tax-qualified plans listed below.

(1)

TSAs purchased by employees of certain tax-exempt organizations and certain state-supported educational institutions, in each case in accordance with the employer’s plan document and/or applicable tax requirements (see FEDERAL TAX MATTERS—Qualified Policies—Important Information Regarding Final Code Section 403 (b) Regulations). We will no longer be accepting contributions for policies issued in connection with ERISA 403(b) plans);

(2)	Section 408 or 408A Individual Retirement Annuities (IRAs), including: Roth IRAs, Inherited IRAs, SEP and SIMPLE IRAs.

Please see “FEDERAL TAX MATTERS” for a detailed description of these plans.

If you are considering the purchase of a Qualified Policy or a Non-Qualified Policy to fund another type of tax- qualified retirement plan, such as a plan qualifying under Section 401(a) of the Code, you should be aware that this policy will fund a retirement plan that already provides tax deferral under the Code and there are fees and charges in an annuity that may not be included in other types of investments. Therefore, the tax deferral of the annuity does not provide additional benefits. However, this annuity is designed to provide certain payment guarantees and features other than tax deferral, some of which may not be available in other investments. These additional features and benefits include:

•	A guaranteed death benefit, as explained in this prospectus.

•	The option for you to receive a guaranteed stream of Income Payments for life after you have owned the policy for one year.

•	A Fixed Account (if available) that features a guaranteed fixed interest rate.

•	An optional Interest Sweep feature that automatically transfers interest earned on monies in the Fixed Account to Investment Divisions offered under the policy.

•	The flexibility to easily transfer money among Investment Divisions in the annuity managed by different investment managers and to have your investment mix automatically rebalanced periodically.

These features are explained in detail in this prospectus. You should purchase this annuity with tax-qualified money because of the additional features the annuity provides and not for the tax deferral to which the tax-qualified plan is already entitled. You should consult with your tax or legal adviser to determine if the policy is suitable for your tax qualified plan.

Policy Application and Premium Payments

To purchase a policy, you must complete an application (acceptance of applications is subject to NYLIAC’s rules and we reserve the right to reject any application). The application is sent by your registered representative to NYLIAC’s Cleveland or Dallas Service Center with your initial premium payment. (Initial premium payments received in connection with 1035 exchanges, rollovers and TSAs must be sent to either the Cleveland or Dallas Service Center, or one of the addresses noted in Question 17 of this prospectus.) If the application is in Good Order, we will credit the initial premium payment to the Allocation Options you have selected within two Business Days after receipt at the Cleveland or Dallas Service Center. (Or, in the case of initial premium payments received in connection with 1035 exchanges, rollovers and TSAs, at the Cleveland or Dallas Service Centers or at one of the addresses noted in Question 17 of this Prospectus.) If we cannot credit the initial premium payment within five Business Days after we receive it because the application is not in Good Order, we will contact you and explain the reason for the delay. Unless you consent to NYLIAC’s retaining the initial premium payment and crediting it as soon as the necessary requirements are fulfilled, we will refund the initial premium payment immediately; however, if you paid the initial premium by check, we can delay that refund payment until your check has cleared.

Acceptance of applications is subject to NYLIAC’s rules. We reserve the right to reject any application or initial premium payment. Generally, only one policyowner is named. If we issue a jointly owned policy, ownership rights and privileges under the policy must be exercised jointly and benefits under the policy will be paid upon the death of any joint owner. Acceptance of premium payments is subject to our Suitability Standards.

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You may allocate premium payments in up to 18 of the Investment Divisions, some of which may not be available under your policy, one of the available Asset Allocation Models, as well as the DCA Advantage Account and the Fixed Account (if available) you have chosen immediately. If in Good Order, we will credit subsequent premium payments to the policy at the close of the Business Day on which they are received by NYLIAC. Moreover, you may increase or decrease the percentages of the premium payments (which must be in whole number percentages) allocated to each Allocation Option or the DCA Advantage Account at the time a premium payment is made.

Unless we permit otherwise, the minimum initial premium payment is $4,000 for Qualified Policies and $5,000 for Non-Qualified Policies. You may make additional premium payments of at least $2,500 for Qualified Policies and $5,000 for Non-Qualified Policies, or such lower amount as we may permit at any time. For policies issued to persons age 75 or younger, additional premium payments can be made until 12 months after you reach age 75. For policies issued to persons age 76 to 80, additional premium payments can be made until 12 months after you reach age 80. The currently available methods of payment are direct payments to NYLIAC or any other method agreed to by us. The maximum aggregate amount of premium payments we accept is less than $1,000,000 without prior approval. The maximum aggregate amount of premiums is $3,000,000 across all New York Life Premier and New York Life Premier II Variable Annuity policies for policies issued to persons age 76 to 80 under the same Social Security or Tax ID number. NYLIAC reserves the right to limit the dollar amount of any premium payment. You must allocate a minimum of $5,000 to the DCA Advantage Account.

For Qualified Policies, you may not make premium payments in any Policy Year that exceed the amount permitted by the plan or applicable law. For Inherited IRAs, additional premium payments are not permitted.

Acceptance of subsequent premium payments is subject to our Suitability Standards.

Tax-Free Section 1035 Exchanges

Subject to certain restrictions, you can make a tax-free exchange under Section 1035 of the Code of all or a portion of one annuity contract, or all of a life insurance policy for an annuity contract. Section 1035 also provides that an annuity contract may be exchanged in a tax-free transaction for a long-term care insurance policy. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange a life insurance policy or annuity contract for the Contract described in this Prospectus:

•	you might have to pay a withdrawal charge on your previous contract,

•	there will be a new withdrawal charge period for this Contract,

•	other charges under this Contract may be higher (or lower),

•	the benefits may be different,

•	you will no longer have access to any benefits from your previous contract (or the benefits may be different), and

•	access to your cash value following a partial exchange may be subject to tax-related limitations.

If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax, including a 10% federal penalty tax, on the exchange. You should not exchange an existing life insurance policy or another annuity contract for this Contract unless you determine that the exchange is in your best interest. New York Life may accept electronically transmitted instructions from your registered representative or from another insurance carrier for the purpose of effecting a 1035 exchange. If you contemplate such an exchange, you should consult a tax advisor to discuss the potential tax effects of such a transaction.

Payments Returned for Insufficient Funds

If your premium payment is returned for insufficient funds, we reserve the right to reverse your allocation(s) and charge you a $20 fee for each returned payment. In addition, the Fund may also redeem shares to cover any losses it incurs as result of a returned payment. If a payment is returned for insufficient funds for two consecutive periods, the privileges to pay by check or electronically will be suspended until VPSC receives a written request to reinstate it in Good Order at one of the addresses noted in Question 15 of this prospectus, and we agree.

Your Right to Cancel (“Free Look”)

The policies are no longer available for new sales. When you purchased your policy, you had the right to cancel the policy within 10 days of delivery of the policy or such longer period as required under state law. To cancel your policy, you must return it and/or provide a written request for cancellation to VPSC at one of the addresses listed in Question 15 of this Prospectus or to the registered representative through whom you purchased it. Except where you were entitled by law

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to receive the total of premium payments less any prior partial withdrawals, we would have promptly returned the Accumulation Value calculated as of the Business Day that either the registered representative through whom you purchased the policy or VPSC received the policy along with a written request for cancellation in Good Order, but without any deduction for premium taxes or a surrender charge. We set forth the Free Look provision in your policy.

If you are entitled to receive the total of premium payments less any prior withdrawals, but your Accumulation Value is higher than that amount as of the date your written request for cancellation is received in Good Order, we will return the Accumulation Value, calculated as set forth above and subject to the deductions noted above.

Issue Ages

To purchase a Non-Qualified Policy you must not be older than age 80 (oldest Owner, if the policy is jointly owned). If the Owner of the policy is not a natural person, the Annuitant must not be older than age 80.

For IRA, Roth IRA, Inherited IRA, SIMPLE IRA, TSA and SEP plans, you must also be the Annuitant. We can issue Qualified Policies if you are between the ages of 18 and 80 (between 0-80 for Inherited IRAs).

For policies issued to persons age 75 or younger, we will accept additional premium payments until 12 months after you reach age 75, unless otherwise limited by the terms of a particular plan. For policies issued to persons age 76 to 80, additional premium payments (up to a total of $1 million, including the initial premium payment) can be made until 12 months after you reach age 80, unless otherwise limited by the terms of a particular plan. This amount is aggregate across all New York Life Premier and Premier II Variable Annuity policies that are issued to persons age 76 to 80 under the same Social Security or Tax ID number.

Transfers

You may transfer amounts between Investment Divisions of the Separate Account, an available Asset Allocation Model or to the Fixed Account (if available) any time prior to 30 days before the Annuity Commencement Date, although certain restrictions may apply with respect to transfers into the Fixed Account for Premium based M&E Charge policies. You may not make transfers into the DCA Advantage Account. Transfers made from the DCA Advantage Account to the Investment Divisions are subject to different limitations (See “THE DCA ADVANTAGE ACCOUNT.”). No transfers are allowed from the DCA Advantage Account to the Fixed Account (if available). Except in connection with transfers made pursuant to traditional Dollar Cost Averaging, Automatic Asset Reallocation, Interest Sweep or the DCA Advantage Account, the minimum amount that you may transfer from one Investment Division to other Investment Divisions, an available Asset Allocation Model or to the Fixed Account, is $500. Except for the traditional Dollar Cost Averaging, Automatic Asset Reallocation and Interest Sweep options, and the DCA Advantage Account, if the value of the remaining Accumulation Units in an Investment Division would be less than $500 or Fixed Account would be less than $25 after you make a transfer, we will transfer the entire value unless NYLIAC in its discretion determines otherwise. The amount(s) transferred to other Investment Divisions must be a minimum of $25 for each Investment Division.

Currently, we do not charge for transfers under the policy. However, we reserve the right to charge for each transfer after the first 12 in a given Policy Year, subject to any applicable state insurance law requirements. Any transfer into or out of an available Asset Allocation Model counts as one transfer. Any transfer made in connection with traditional Dollar Cost Averaging, Automatic Asset Reallocation, Interest Sweep and the DCA Advantage Account will not count as a transfer toward the twelve transfer limit. You may make transfers from the Fixed Account to the Investment Divisions in connection with the Interest Sweep option and in certain other situations. (See “THE FIXED ACCOUNT.”)

You can request a transfer by any of the three methods listed below. Transfer requests are subject to limitations and must be made in accordance with our established procedures. (See “Online Service at www.newyorklife.com.”)

•	submit your request in writing on a form we approve to VPSC at one of the addresses listed in Question 15 of this prospectus (or any other address we indicate to you in writing);

•	speak to a Customer Service Representative at 800-598-2019 on Business Days between the hours of 9:00 a.m. and 6:00 p.m. (Eastern Time); or

•	make your request through www.newyorklife.com.

We do not currently accept faxed or e-mailed transfer requests, however, we reserve the right to accept them at our discretion. NYLIAC is not liable for any loss, cost or expense for action based on telephone or electronic instructions which are believed to be genuine in accordance with these procedures. Transfer requests received after the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time or received on a non-Business Day, will be priced as of the next Business Day.

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Limits on Transfers

Procedures Designed to Limit Potentially Harmful Transfers—This policy is not intended as a vehicle for market timing. Accordingly, your ability to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners.

Any modification of the transfer privilege could be applied to transfers to or from some or all of the Investment Divisions. If not expressly prohibited by the policy, we may, for example:

•	reject a transfer request from you or from any person acting on your behalf;

•	restrict the method of making a transfer;

•	charge you for any redemption fee imposed by an underlying fund; or

•	limit the dollar amount, frequency, or number of transfers.

Currently, if you or someone acting on your behalf requests by telephone and/or electronically transfers into or out of one or more Investment Divisions or an available Asset Allocation Model on three or more days within any 60-day period, we will send you a letter notifying you that the transfer limitation has been exceeded. If we receive an additional transfer request that would result in transfers into or out of one or more Investment Divisions or an Asset Allocation Model on three or more days within any 60-day period, we will process the transfer request. Thereafter, we will immediately suspend your ability to make transfers electronically and by telephone, regardless of whether you have received the warning letter. All subsequent transfer requests for your policy must then be made in writing through the U.S. mail or an overnight courier and received by VPSC at one of the addresses listed in Question 15 of this Prospectus. We will provide you with written notice when we take this action.

We currently do not include the following transfers in these limitations, although we reserve the right to include them in the future: transfers to and from the Fixed Account, the first transfer out of the MainStay VP U.S. Government Money Market Investment Division within six months of the issuance of a policy, and transfers made pursuant to the Dollar Cost Averaging programs, Automatic Asset Reallocation, and Interest Sweep options.

We may change these limitations or restrictions or add new ones at any time without prior notice; your policy will be subject to these changes regardless of the issue date of your policy. All transfers are subject to the limits set forth in this Prospectus in effect on the date of the transfer request, regardless of when your policy was issued. Note, also, that any applicable transfer rules, either as indicated above or that we may utilize in the future, will be applied even if we cannot identify any specific harmful effect from any particular transfer.

We apply our limits on transfers procedures to all owners of this policy without exception.

Orders for the purchase of Fund portfolio shares are subject to acceptance by the relevant Fund. We will reject or reverse, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Fund portfolio is not accepted by the Fund for any reason. For transfers into multiple Investment Divisions, and/or an available Asset Allocation Model the entire transfer request will be rejected or reversed if any part of it is not accepted by any one of the Funds. We will provide you with written notice of any transfer request we reject or reverse. You should read the Fund prospectuses for more details regarding their ability to refuse or restrict purchases or redemptions of their shares. In addition, a Fund may require us to share specific policyowner transactional data with them, such as taxpayer identification numbers and transfer information.

Risks Associated with Potentially Harmful Transfers—Our procedures are designed to limit potentially harmful transfers. However, we cannot guarantee that our procedures will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. The risks described below apply to policyowners and other persons having material rights under the policies.

•

We do not currently impose redemption fees on transfers or expressly limit the number or size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our procedures in deterring or preventing potentially harmful transfer activity.

•	Our ability to detect and deter potentially harmful transfer activity may be limited by policy provisions.

(1) The underlying fund portfolios may have adopted their own policies and procedures with respect to trading of their respective shares. The prospectuses for the underlying fund portfolios, in effect at the time of any trade, describe any such policies and procedures. The trading policies and procedures of an underlying fund portfolio

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may vary from ours and be more or less effective at preventing harm. Accordingly, the sole protection you may have against potentially harmful frequent transfers is the protection provided by the procedures described herein.

(2) The purchase and redemption orders received by the underlying fund portfolios reflect the aggregation and netting of multiple orders from owners of this policy and other variable policies issued by us. The nature of these combined orders may limit the underlying fund portfolios’ ability to apply their respective trading policies and procedures. In addition, if an underlying fund portfolio believes that a combined order we submit may reflect one or more transfer requests from owners engaged in potentially harmful transfer activity, the underlying fund portfolio may reject the entire order and thereby prevent us from implementing any transfers that day. We do not generally expect this to happen. Alternatively, Funds may request information on individual policyowner transactions and may impose restrictions on individual policyowner transfer activity.

•

Other insurance companies that invest in the Fund portfolios underlying this policy, may have adopted their own policies and procedures to detect and prevent potentially harmful transfer activity. The policies and procedures of other insurance companies may vary from ours and be more or less effective at preventing harm. If their policies and procedures fail to successfully discourage potentially harmful transfer activity, there could be a negative effect on the owners of all of the variable policies, including ours, whose Investment Divsions correspond to the affected underlying fund portfolios.

•	Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:

(1)	an adverse effect on portfolio management, such as:

a)	impeding a portfolio manager’s ability to sustain an investment objective;

b)	causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or

c)	causing an underlying fund portfolio to liquidate investments prematurely (or at an otherwise inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio.

(2)	increased administrative and Fund brokerage expenses.

(3)

dilution of the interests of long-term investors in an Investment Division if purchases or redemptions into or out of an underlying fund portfolio are made when, and if, the underlying fund portfolio’s investments do not reflect an accurate value (sometimes referred to as “time-zone arbitrage” and “liquidity arbitrage”).

Speculative Investing

Do not purchase the policy if you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme. Your policy may not be traded on any stock exchange or secondary market. By purchasing the policy, you represent and warrant that you are not using the policy, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.

Online Service at www.newyorklife.com

The online service at www.newyorklife.com enables you to sign-up to receive future prospectuses and policyowner annual and semi-annual reports electronically for your policy online at www.newyorklife.com. Electronic delivery is not available for policies that are owned by corporations, trusts or organizations at this time.

Through www.newyorklife.com you can get up-to-date information about your policy and request fund transfers, allocation changes and partial withdrawals. Policies that are jointly owned may not request transactions through www.newyorklife.com. We may revoke online service for certain policyowners (see “THE POLICIES-Limits on Transfers”).

In order to obtain policy information online at www.newyorklife.com, you are required to register for access. You will be required to register a unique User Name and Password to gain access. On www.newyorklife.com you can, among other things, access policy values, change your address, download service forms, view policy statements, and submit policy transactions.

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We will use reasonable procedures to make sure that the instructions we receive through www.newyorklife.com are genuine. We are not responsible for any loss, cost, or expense for any actions we take based on instructions received online at www.newyorklife.com that we believe are genuine. We will confirm all transactions in writing.

Financial requests received after 4:00 p.m. (Eastern Time) or on non Business Days will be processed as of the next Business Day.

Currently, online service at www.newyorklife.com is open Monday through Friday, from 6 a.m. until 4 a.m., Saturday, from 6 a.m. until 2 a.m. and Sunday from 7 a.m. until 1 a.m. (Eastern Time).

After login at www.newyorklife.com, you can:

•	e-mail your registered representative or VPSC;

•	obtain current policy values;

•	transfer assets between Investment Divisions;

•	request partial withdrawals;

•	change the allocation of future premium payments;

•	reset your password;

•	change your address;

•	download service forms;

•	view and download policy statements;

•	establish a new or modify an existing Automatic Asset Reallocation arrangement;

•	change your phone number or e-mail address;

•	view and update beneficiary information;

•	update your Client Profile; and

•	enroll in electronic delivery of select policy materials.

We make the online service at www.newyorklife.com available at our discretion. In addition, availability of online service may temporarily be interrupted at certain times. We do not assume responsibility for any loss while online service at www.newyorklife.com is unavailable. If you are experiencing problems, you can send service requests to us at one of the addresses listed in Question 15 of this Prospectus.

Information System Failures and Cybersecurity Risks

We rely on technology, including digital communications and data storage networks and systems, to conduct our variable product business activities. Because our business, including our variable product business, is highly dependent upon the effective operation of our computer systems (including online service at www.newyorklife.com, and other systems) and those of our service providers and business partners, our business is vulnerable to disruptions from utility outages and susceptible to operational and information security risks resulting from information system failures and cyber-attacks. These risks also apply to other insurance and financial services companies and businesses. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption, and unauthorized use, abuse and/or release of confidential customer information. We have established administrative and technical controls and cybersecurity plans, including a business continuity plan, to identify and protect our operations against system failures and cybersecurity breaches. Despite these controls and plans, systems failures and cyber-attacks affecting New York Life Insurance Company and any of its affiliates and other affiliated or unaffiliated third-party administrators, underlying funds, intermediaries and other service providers and business partners may have a material, negative impact on us and your policy Accumulation Value. For instance, system failures and cyber-attacks may (i) interfere with our processing of policy transactions (including surrenders, withdrawals, loans and transfers) and the processing of orders from www.newyorklife.com, or with the underlying funds or cause other operations issues; (ii) impact our ability to calculate Accumulation Unit Values and your policy’s Accumulation Values; (iii) cause the release, loss and/or possible destruction of confidential customer and/or business information; (iv) subject us and/or our service providers, business partners and intermediaries to regulatory fines, litigation and financial losses and/or cause us reputational damage. System failures and

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cybersecurity breaches may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your policy to lose value. There can be no assurance that we, or the underlying funds or our service providers and business partners, will be able to avoid these risks at all times or avoid losses affecting your policy due to information systems failures or cyber-attacks.

Risks Affecting our Administration of Your Policy

NYLIAC’s business activity and operations, and/or the activities and operations of our service providers and business partners, are subject to certain risks, including, those resulting from information systems failures, cyber-attack, or current or future outbreaks of infectious diseases, epidemics or pandemics (“serious infectious disease outbreaks”). These risks are common to all insurers and financial service providers and may materially impact our ability to administer the policy (and to keep policyowner information confidential). (See “The Policies-Information Systems Failures and Cybersecurity Risks” for more information on information systems failures and cybersecurity risks and “The Policies-Risks from Serious Infectious Disease Outbreaks” for more information on risks from serious infectious disease outbreaks.)

Risks from Serious Infectious Disease Outbreaks

Our ability to administer your policy is subject to certain risks—common to all insurers and financial service providers—that could result from current or future outbreaks of infectious diseases, epidemics or pandemics (“serious infectious disease outbreaks”). Serious infectious diseases may spread rapidly. Serious infectious disease outbreaks—and general concerns about the course and effects of such outbreaks—not only raise serious health concerns, but may significantly disrupt economic activity in the U.S. and globally. The effects of a serious infectious disease outbreak may be short-term or last for extended time periods.

Our business activity and operations, and/or the activities and operations of our service providers and business partners, could be adversely affected or interrupted by serious infectious disease outbreaks. In order to mitigate the possible effects of these types of events, NYLIAC has established business continuity and disaster recovery plans. These plans may, for example, require our employees to work and access our information technology, communications or other systems remotely. Notwithstanding these plans, a serious infectious disease outbreak and public health measures taken by government officials to combat an outbreak — may have a material, adverse effect on us, our ability to administer your policy and your policy Accumulation Value. For example, a serious infectious disease outbreak or public health measures implemented to combat it may adversely affect our business and operations by (i) interfering with our processing of policy transactions (including surrenders, withdrawals, loans, and transfers) and the processing of orders from online service requests at www.newyorklife.com or with the underlying funds or cause other operational issues; (ii) delaying or interrupting our receipt of pricing or other services provided by third parties, thereby affecting among other things our ability to calculate accumulation unit values and policy cash values or to administer policy transactions dependent on systems and services provided by third parties; (iii) preventing our workforce from being able to be physically present at one or more of our worksites or from traveling to alternative worksites needed to implement our business continuity and disaster recovery plans, thereby resulting in lengthy interruptions of service; or (iv) subjecting us and/or our service providers, business partners and intermediaries to regulatory fines, litigation, financial losses and/or cause us reputational damage. In addition, our operations require experienced professional staff. Loss of a substantial number of such persons or an inability to provide properly equipped places for them to work may disrupt our operations and adversely affect our business. Serious infectious disease outbreaks may also affect the issuers of securities in which the underlying funds invest, which may cause the funds underlying your policy’s Accumulation Value to decrease in value. Serious infectious disease outbreaks may also affect market interest rates, which may affect the interest crediting rates we may declare on the Fixed Account under your policy (subject to the guaranteed minimum interest crediting rate). There can be no assurance that we, the underlying funds, the companies in which they invest, or our services providers and business partners will be able to avoid these risks at all times or avoid losses affecting your policy due to serious infectious disease outbreaks.

CARES Act

The Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”), which was enacted on March 27, 2020, contains provisions relaxing certain requirements applicable to distributions from certain qualified plans, individual retirement accounts and individual retirement annuities. Among other things, it waives required minimum distribution payments for 2020 from certain types of plans, and early withdrawal penalties on withdrawals of up to $100,000 by participants in certain types of plans, who meet certain eligibility requirements. You should consult your financial or tax adviser for more information about the effect of the CARES Act and for assistance in determining whether you qualify to rely on any of these provisions in connection with your policy.

Third Party and Registered Representative Actions

You may authorize a third party to have access to your policy information and to make transfers among investment divisions and/or the Fixed Account, allocation changes and other permitted transactions by telephone. To do so, you must send VPSC a Telephone Authorization Form in Good Order to one of the addresses noted in Question 15 of this Prospectus. The Customer Service Representative will require certain identifying information (e.g., such as Social Security number, address of record, date of birth, etc.) before taking any requests or providing any information to ensure that the individual giving instructions is authorized. See “The Policies—Transfers” for information on how to transfer assets between Investment Divisions and/or an available Asset Allocation Model.

You may authorize us to accept electronic instructions from a registered representative or a registered service assistant assigned to your policy in order to make premium allocations, transfers among investment options, Automatic

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Asset Reallocation (AAR) updates, partial withdrawals and changes to your investment objective and/or risk tolerance. (Your AAR may be cancelled if a premium allocation change or fund transfer is submitted on your behalf and the AAR is not also modified at that time to be consistent with your investment option transfer and premium allocation changes). You may also authorize us to accept telephone instructions from a registered representative to make transfers among investment options. To authorize the registered representative(s) or registered service assistants assigned to your policy to make premium allocations, electronic transfers or telephone transfers, you must send a completed Trading and Partial Withdrawal Authorization Form to VPSC at one of the addresses listed in Question 15 of this Prospectus. You must provide a separate authorization on that form in order for your registered representative or the registered service assistant assigned to your policy to be able to make electronic or telephone partial withdrawals on your behalf. Any partial withdrawal is subject to dollar amount limits that we establish. We may revoke trading authorization privileges for certain policyowners (See “THE POLICIES—Limits on Transfers”). Trading authorization may be elected, changed or canceled at any time. We will confirm all transactions in writing. Not all transactions are available on the Internet.

NYLIAC is not liable for any loss, cost or expense for action on instructions which are believed to be genuine in accordance with the procedures. As these parties act on your behalf, you are responsible for and bear the consequences of their instructions and other actions, including any limits on transfers.

We may choose to accept forms you have completed that your registered representative, or your local General Office transmits to us electronically via our internal secured network. We will accept electronically-transmitted service forms only. For information on how to initiate a transfer between Investment Divisions, or request a withdrawal, please refer to “THE POLICIES — Transfers” or “DISTRIBUTIONS UNDER THE POLICY—Partial Withdrawals”. We do not currently accept faxed or e-mailed requests for transactions affecting your investments under the policy, but reserve the right to accept them at our discretion.

If you purchased the GIPR or GIPR 2.0 Rider, there will be limitations on the ability of your registered representative to make certain of the transactions described in the sections that follow.

Dollar Cost Averaging Programs

The main objective of dollar cost averaging is to achieve an average cost per Accumulation Unit that is lower than the average price per Accumulation Unit during volatile market conditions. Since you transfer the same dollar amount to an Investment Division with each transfer, you purchase more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Therefore, you may achieve a lower than average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Dollar cost averaging does not assure a profit or protect against a loss in declining markets. Because it involves continuous investing regardless of price levels, you should consider your financial ability to continue to make purchases during periods of varying price levels. We do not count transfers under dollar cost averaging as part of your 12 free transfers each Policy Year. There is no charge imposed for either Dollar Cost Averaging program.

We have set forth below an example of how dollar cost averaging works. In the example, we have assumed that you want to transfer $100 from the MainStay VP U.S. Government Money Market Investment Division to the MainStay VP MacKay Common Stock—Service Class Investment Division each month. Assuming the Accumulation Unit values below, you would purchase the following number of Accumulation Units:

Month	Amount Transferred	Accumulation Unit Value	Accumulation Units Purchased
1	$100	$10.00	10.00
2	$100	$ 8.00	12.50
3	$100	$12.50	8.00
4	$100	$ 7.50	13.33
Total	$400	$38.00	43.83

The average unit price is calculated as follows:

Total unit price	=	$38.00	=	$9.50
Number of months		4

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The average unit cost is calculated as follows:

Total amount transferred	=	$400.00	=	$9.13
Total units purchased		43.83

In this example, with dollar cost averaging you would have paid an average of $9.13 per unit while the average price per unit during the purchase period was $9.50. Keep in mind that it is also possible for dollar cost averaging to result in a loss. For example, if Accumulation Unit Values had increased rapidly over the four month period used in the example above, you would have achieved a lower average unit cost by making the entire purchase in the first month.

(a) Traditional Dollar Cost Averaging

This option, which is available at no additional cost, permits systematic investing to be made in equal installments over various market cycles to help reduce risk. You may specify, prior to the Annuity Commencement Date, a specific dollar amount to be transferred from any Investment Division to any combination of Investment Divisions and/or the Fixed Account. Please note that for Premium based M&E Charge policies, amounts cannot be transferred to the Fixed Account (if applicable) You will specify the Investment Divisions to transfer money from, the Investment Divisions and/or Fixed Account to transfer money to, the amounts to be transferred, the date on which transfers will be made, subject to our rules, and the frequency of the transfers (monthly, quarterly, semi-annually or annually). You may not use traditional dollar cost averaging to make transfers into or from an Asset Allocation Model. You may not make transfers from the Fixed Account, but you may make transfers into the Fixed Account. Each transfer from an Investment Division must be at least $100. You must have a minimum Accumulation Value of $2,500 to elect this option. Once all money has been allocated to the Investment Divisions of your choice or the balance in the Investment Division you are transferring from is less than $100, the traditional Dollar Cost Averaging option will cease. A new request must be submitted to reactivate this feature. NYLIAC may reduce the minimum transfer amount and minimum Accumulation Value at its discretion.

NYLIAC will make all traditional Dollar Cost Averaging transfers on the day of each calendar month that you specify or on the next Business Day (if the day you have specified is not a Business Day). You may specify any day of the month except the 29th, 30th, or 31st. In order to process transfers under our traditional Dollar Cost Averaging Option, VPSC must have received a completed traditional Dollar Cost Averaging request form at one of the addresses listed in Question 15 of this Prospectus no later than five Business Days prior to the date transfers are to begin. You may also process a traditional Dollar Cost Averaging transfer by any other method we make available. If your traditional Dollar Cost Averaging request form for this option is received less than five Business Days prior to the date you request it to begin, the transfers will begin on the day of the month you specify in the month following the receipt of your request. All completed traditional Dollar Cost Averaging request forms must be sent to VPSC at one of the addresses listed in Question 15 of this Prospectus. Faxed and e-mailed requests are not currently accepted, however, we reserve the right to accept them at our discretion.

You may cancel the traditional Dollar Cost Averaging option at any time. To cancel the traditional Dollar Cost Averaging Option, you must send a written cancellation request in Good Order to VPSC at one of the addresses listed in Question 15 of this Prospectus or contact us by phone at the number provided in Question 16 of this Prospectus. NYLIAC may also cancel this option if the Accumulation Value is less than $2,000, or such lower amount as we may determine. You may not elect the traditional Dollar Cost Averaging option if you have selected the Automatic Asset Reallocation option.

(b) The DCA Advantage Account

This feature, which is available at no additional cost, permits you to set up automatic dollar cost averaging using the DCA Advantage Account when an initial premium payment or a subsequent premium payment is made. The DCA Advantage Account transfers amounts automatically to the Investment Divisions you choose in six monthly increments, as described below, and pays you interest on amounts remaining in the account. You can request the DCA Advantage Account in addition to the Traditional Dollar Cost Averaging, Automatic Asset Reallocation, or Interest Sweep options. In order to obtain the DCA Advantage Account you must send a completed DCA Advantage Account request form to VPSC at one of the addresses listed in Question 15 of this Prospectus.

You must allocate a minimum of $5,000 to the DCA Advantage Account. If you send less than the $5,000 minimum to be allocated to the DCA Advantage Account, the payment will be automatically applied to the Investment Divisions that you have specified to receive transfers from the DCA Advantage Account. You must specify the Investment Divisions or available Asset Allocation Model into which transfers from the DCA Advantage Account are to be made. You may not make transfers from the DCA Advantage Account into the Fixed Account (if available). However, you may not select the

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DCA Advantage Account if its duration would extend beyond the Annuity Commencement Date. Dollar cost averaging will begin one month from the date NYLIAC receives the premium payment and transfers will be made on the same day (on the next Business Day if the day is not a Business Day) each subsequent month for the duration of the DCA Advantage Account. If a transfer is scheduled to occur on a day that does not exist in a month, it will be processed on the last day of that month or on the next Business Day if the last day of that month is not a Business Day. The amount of each transfer will be calculated at the time of the transfer based on the number of remaining monthly transfers and the remaining value in the DCA Advantage Account. For example, the amount of the first monthly transfer out of the DCA Advantage Account will equal 1⁄6 of the value of the DCA Advantage Account on the date of the transfer. The amount of each of the five remaining transfers will equal 1⁄5, 1⁄4, 1⁄3, 1⁄2 and the remainder of the balance, respectively, of the value of the DCA Advantage Account on the date of each transfer.

You may not have more than one DCA Advantage Account open at the same time. Accordingly, any subsequent premium payment we receive for a DCA Advantage Account that is already open will be allocated to that same DCA Advantage Account and will earn the same interest rate. The entire value of the DCA Advantage Account will be completely transferred to the Investment Divisions or Asset Allocation Model within the duration specified. For example, if you allocate an initial premium payment to the DCA Advantage Account under which the 6-month term will end on December 31, 2020 and you make a subsequent premium payment to the 6-month DCA Advantage Account before December 31, 2020, we will allocate the subsequent premium payment to the same 6-month DCA Advantage Account already opened and transfer the entire value of the 6-month DCA Advantage Account to the Investment Divisions or Asset Allocation Model by December 31, 2020 even though a portion of the money was not in that DCA Advantage Account for the entire 6-month period. If an additional premium payment of $5,000 or more is allocated to the DCA Advantage Account after the duration has expired, the DCA Advantage Account will be re-activated and will earn the interest rate in effect on the Business Day the new premium payment is received at VPSC.

You can make partial withdrawals and transfers (in addition to the automatic transfers described above) from the DCA Advantage Account. We will make partial withdrawals and transfers first from the DCA Advantage Account Accumulation Value attributed to the initial premium payment and then from the DCA Advantage Account Accumulation Value attributed to subsequent allocations in the order received. However, we do not permit such transfers if GIPR or GIPR 2.0 is in effect.

You cannot make transfers into the DCA Advantage Account from any Allocation Option.

Automatic Asset Reallocation

This option, which is available at no additional cost, allows you to maintain the percentage allocated to each Investment Division at a pre-set level. For example, you might specify that 50% of the Variable Accumulation Value of your policy be allocated to the MainStay VP MacKay Convertible—Service Class Investment Division and 50% of the Variable Accumulation Value be allocated to the MainStay VP MacKay International Equity—Service Class Investment Division. Over time, the fluctuations in each of these Investment Division’s investment results will shift the percentages. If you elect the Automatic Asset Reallocation option, NYLIAC will automatically transfer your Variable Accumulation Value back to the percentages you specify. You may also utilize the Automatic Asset Reallocation Option if your Variable Accumulation Value is allocated to an Asset Allocation Model. You may choose to have reallocations made on your quarterly, semi-annual or annual policy anniversary. To request Automatic Asset Reallocation, you must send a completed Automatic Asset Reallocation request form to VPSC at one of the addresses listed in Question 15 of this Prospectus or use any other method we make available. VPSC must receive the completed Automatic Asset Reallocation request form at least five Business Days before the date transfers are scheduled to begin. If we receive your completed Automatic Asset Reallocation request form for this option less than five Business Days prior to the date you request it to begin, the reallocation will begin on the next rebalancing date based on the rebalancing frequency you selected. Faxed and e-mailed requests are not currently accepted; however, we reserve the right to accept them at our discretion. You may modify an existing Automatic Asset Reallocation option by contacting us by phone at the number provided in Question 16 of this Prospectus. The minimum Accumulation Value required to elect this option is $2,500. We will suspend this feature automatically if the Separate Account Value is less than $2,500 on a reallocation date. Once the Separate Account Value equals or exceeds this amount, Automatic Asset Reallocation will resume automatically as scheduled. There is no minimum amount that you must allocate among the Investment Divisions under this option. Your Automatic Asset Reallocation may be cancelled if a premium allocation change or transfer is submitted on your behalf that is inconsistent with your current Automatic Asset Reallocation arrangements. You may prevent this cancellation if a conforming Automatic Asset Reallocation change is processed within one Business Day of the inconsistent premium allocation change or transfer.

You may cancel the Automatic Asset Reallocation option at any time. To cancel the Automatic Asset Reallocation option, you may send a written cancellation request in Good Order us to VPSC at one of the addresses listed in Question

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15 of this Prospectus or contact us by phone or internet as described in Question 16 of this Prospectus. You may not elect the Automatic Asset Reallocation option if you have selected the traditional Dollar Cost Averaging option. However, you have the option of alternating between these two features.

Interest Sweep

This option, which is available at no additional cost, allows the interest earned on monies allocated to the Fixed Account to be transferred from the Fixed Account to one or any combination of Investment Divisions or an available Asset Allocation Model. You must specify the Investment Divisions and/or Asset Allocation Model, the frequency of the transfers (monthly, quarterly, semi-annually or annually), and the day of each calendar month to make the transfers (except the 29th, 30th and 31st of a month). NYLIAC will make all Interest Sweep transfers on the day of each calendar month you have specified or on the next Business Day (if the day you have specified is not a Business Day).

The Interest Sweep option may be utilized in addition to traditional Dollar Cost Averaging, Automatic Asset Reallocation or the DCA Advantage Account. With an Asset Allocation Model, the Interest Sweep option may be utilized with Automatic Asset Reallocation and the DCA Advantage Account. If an Interest Sweep transfer is scheduled for the same day as a transfer related to the traditional Dollar Cost Averaging option, the Automatic Asset Reallocation option or the DCA Advantage Account, we will process the Interest Sweep transfer first.

You can cancel the Interest Sweep option at any time. To cancel the Interest Sweep Option, you must send a written cancellation request in Good Order to VPSC at one of the addresses listed in Question 15 of this Prospectus or contact us by phone at the number provided in Question 16 of this Prospectus. We may also cancel this option if the Fixed Account Accumulation Value is less than $2,000, or such a lower amount as we may determine. Please note that you must utilize the Interest Sweep option if 100% of your premium payments are allocated to the Fixed Account.

To establish a new Interest Sweep transfer after the option has been cancelled, you must send an Interest Sweep request form in Good Order to VPSC at one of the addresses listed in Question 15 of this Prospectus. You may also process an Interest Sweep transfer by any other method we make available. VPSC must receive an Interest Sweep request form in Good Order at least five Business Days prior to the date transfers are scheduled to begin. If VPSC does not receive an Interest Sweep request form in Good Order at least five Business Days prior to the date you request it to begin, transfers will begin on the day of the month you specify in the month following the receipt of your request. Faxed and e-mailed requests are not currently accepted, however, we reserve the right to accept them at our discretion. The minimum Fixed Account Accumulation Value required to elect this option is $2,500, but this amount may be reduced at our discretion. Also note that Interest Sweep is not available for policies issued in the State of New York.

Accumulation Period

(a) Crediting of Premium Payments

You can allocate a portion of each premium payment to one or more Investment Divisions, one Asset Allocation Model (if available), the DCA Advantage Account and/or the Fixed Account (if available). The minimum amount that you may allocate to any one Investment Division or the Fixed Account is $25. The minimum amount that you can allocate to an available Asset Allocation Model is $25 per Investment Division. You may also allocate all or a portion of each premium payment to the DCA Advantage Account. The minimum amount that you may allocate to the DCA Advantage Account is $5,000. (See “THE DCA ADVANTAGE ACCOUNT.”) We will allocate additional premium payments to the Allocation Options and/or the DCA Advantage Account at the close of the Business Day on which they are received by NYLIAC. We will apply any Breakpoint Credits to the same Allocation Options and/or the DCA Advantage Account based on the same percentages used to allocate your premium payments.

We will credit that portion of each premium payment (and Breakpoint Credits thereon) you allocate to an Investment Division (or to each of the Investment Divisions that make up an Asset Allocation Model) in the form of Accumulation Units. We determine the number of Accumulation Units we credit to a policy by dividing the amount allocated to each Investment Division by the Accumulation Unit value for that Investment Division as of the close of the Business Day we are making this calculation. The value of an Accumulation Unit will vary depending on the investment experience of the Portfolio in which the Investment Division invests. The number of Accumulation Units we credit to a policy will not, however, change as a result of any fluctuations in the value of an Accumulation Unit. (See “THE FIXED ACCOUNT” for a description of interest crediting.)

(b) Valuation of Accumulation Units

The value of Accumulation Units in each Investment Division will change daily to reflect the investment experience of the corresponding Portfolio as well as the deduction of the Separate Account charges. The Statement of Additional Information contains a detailed description of how we value the Accumulation Units.

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Riders

At no additional charge, we currently include three riders under the policy: A Living Needs Benefit/Unemployment Rider (available in jurisdictions where approved on and after May 1, 2010), an Unemployment Benefit Rider for Non- Qualified, IRA, SEP IRA, Roth IRA, Inherited IRA and SIMPLE IRA policies, and a Living Needs Benefit Rider for all types of policies. The combination Living Needs Benefit/Unemployment Rider will replace both the Living Needs Benefit Rider and Unemployment Benefit Rider in jurisdictions where approved on and after May 1, 2010. As described below, the Living Needs Benefit and Unemployment Benefit riders provide for an increase in the amount that can be withdrawn from your policy which will not be subject to a surrender charge upon the happening of certain qualifying events. Policies issued before July 1, 2013 also included the Breakpoint Credit Rider at no additional charge.

We also offer the Investment Protection Plan Rider (available only with policies purchased before July 16, 2012), Investment Protection Plan II Rider (available only with policies purchased before May 1, 2013, in most jurisdictions), Guaranteed Investment Protection Rider (available only with policies purchased before May 1, 2014, or in jurisdictions where GIPR 2.0 has not been approved), Guaranteed Investment Protection Rider 2.0 (available only with policies purchased May 1, 2014 or later), Annual Death Benefit Reset Rider and Enhanced Beneficiary Benefit (EBB) Rider, which are available at an additional cost. We also include the Enhanced Spousal Continuance Rider (if the EBB Rider is selected) at no additional cost. The riders are only available in those states where they have been approved. See below for descriptions of each rider. Please consult with your registered representative regarding the availability of these riders in your jurisdiction. Please note that benefits payable under the riders are payable from NYLIAC’s general account and are subject to the claims paying ability of NYLIAC. No third party guarantees are involved.

The Investment Protection Plan, Investment Protection Plan II, Guaranteed Investment Protection and Guaranteed Investment Protection 2.0 riders may be appropriate for individuals who appreciate the upside potential that comes with market participation, but are also highly sensitive to protecting their initial premium payment over a pre-determined holding period (10 - 12 years, or for the Guaranteed Investment Protection Rider 2.0, 10-15 or 20 years, as applicable). These riders can allow clients to allocate funds to the Investment Divisions with greater confidence by understanding that if their allocations perform poorly over their rider’s holding period, they will not receive less than the rider’s guaranteed amount when their holding period ends.

The Annual Death Benefit Reset (ADBR) rider may be appropriate for individuals who are looking to protect the amount of the initial death benefit and potentially increase it through annual “step-ups” (up to age 80) that are based on gains in the Accumulation Value resulting from favorable Investment Division performance. The Enhanced Beneficiary Benefit (EBB) rider may be appropriate for individuals who do not want to leave a tax liability to their beneficiary(ies) following their death as a result of gains inside their policy.

(a) Living Needs Benefit/Unemployment Rider

This rider is available at no additional cost. Rider benefits and requirements to qualify for the rider benefits may not be the same in all jurisdictions. In Connecticut, the rider is named the “Living Needs Benefit Rider” and the Unemployment and disability portions of the rider are not available. In New York, the rider is named “Waiver Of Surrender Charges For Living Needs Qualifying Events” and the Unemployment portion of the rider is not available. In New Jersey, the rider is named the “Living Needs Benefit Rider” and the Unemployment portion of the rider is not available.

The Living Needs Benefit/Unemployment Rider provides for an increase in the amount that can be withdrawn from your policy without a surrender charge when certain qualifying events occur. With this rider you may be eligible to receive all or a portion of the Accumulation Value of your policy without paying a surrender charge if you provide satisfactory proof that a Qualifying Event (as defined below) has occurred. In order to receive the benefit associated with this rider, your policy must have been in force for at least one year and have a minimum Accumulation Value of $5,000 and the Qualifying Event must occur on or after the Policy Date. For the Disability portion of the rider, any withdrawal after your 66th birthday will not be eligible for the rider benefit and surrender charges may apply. In addition, none of the benefits of this rider are available for policies where any Owner(s) has attained their 86th birthday on the Policy Date. If the Owner(s) is not a natural person, all restrictions and benefits of the rider are based on the Annuitant.

The types of Qualifying Events are defined as follows:

(a)	Health Care Facility: The Owner is enrolled and living in a Health Care Facility for 60 consecutive days.

(b)	Terminal Illness: A determination by a licensed physician that the Owner has a life expectancy of 12 months or less.

(c)	Disability: A determination by a licensed physician that the Owner has a disability that prevents them from performing any work for pay or profit for at least 12 consecutive months.

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(d)	Unemployment: A determination letter from the applicable state’s Department of Labor that the Owner qualifies for and has been receiving state unemployment benefits for 60 consecutive days.

A Health Care Facility is defined as a state licensed/certified nursing home/assisted living facility. In addition, we may also require proof of continued disability as of the date of the withdrawal.

You will be able to receive benefits under this rider the later of the date you meet the above requirements or the date we receive your documentation in Good Order at VPSC at one of the addresses listed in Question 15 of this Prospectus.

(b) Living Needs Benefit Rider

If the Annuitant enters a nursing home, becomes terminally ill or disabled, you, the policyowner, may be eligible to receive all or a portion of the Accumulation Value without paying a surrender charge. The policy must have been in force for at least one year and have a minimum Accumulation Value of $5,000. We must be provided with proof that the Annuitant has spent 60 or more consecutive days in a nursing home, is terminally ill or disabled. Withdrawals will be taxable to the extent of gain and, prior to age 59 1⁄2, may be subject to a 10% IRS penalty. This rider is in effect in all jurisdictions where approved. To qualify for the disability benefit of this rider, the Annuitant must be classified as disabled by the Social Security Administration. You, the policyowner, are no longer eligible for the disability benefit once the Annuitant begins collecting Social Security retirement benefits. The rider will be effective the later of the date you meet the above requirements or the date we receive your documentation in a form acceptable to us at VPSC. There is no additional charge for this rider.

(c) Unemployment Benefit Rider

For all Non-Qualified, IRA, SEP IRA, Roth IRA, Inherited IRA and SIMPLE IRA policies, if you become unemployed, you may be eligible to increase the amount that can be withdrawn from your policy to 50% of the policy’s Accumulation Value without paying surrender charges. This rider can only be used once. The policy must have been in force for at least one year and have a minimum Accumulation Value of $5,000. You also must have been unemployed for at least 60 consecutive days. Withdrawals may be taxable transactions and, prior to age 59 1⁄2, may be subject to a 10% IRS penalty. This rider is in effect in all jurisdictions where approved. To apply for this benefit, you must submit a determination letter from the applicable state’s Department of Labor indicating that you qualify for and are receiving unemployment benefits. The rider will be effective the later of the date you meet the above requirements or the date we receive your notification at VPSC. There is no additional charge for this rider.

(d) Investment Protection Plan Rider (optional)

The Investment Protection Plan Rider (“IPP”) is available only in jurisdictions where approved and with policies purchased before July 16, 2012. If you purchase this rider, you will be able to surrender the policy and receive the greater of the policy Accumulation Value or the amount that is guaranteed under the rider. To select this rider for in force policies, you must send a written request in Good Order to VPSC at one of the addresses listed in Question 15 of this Prospectus. While this rider is in effect, we will deduct a charge from your Accumulation Value on each policy quarter. (See “OTHER CHARGES—INVESTMENT PROTECTION PLAN RIDER CHARGE.”) When you make a partial withdrawal, we will reduce the amount that is guaranteed under the rider by the amount of the proportional withdrawal (“IPP Proportional Withdrawal”). An IPP Proportional Withdrawal is equal to the amount withdrawn from the policy (including any amount withdrawn for the surrender charge) divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the amount that is guaranteed immediately preceding the withdrawal.

Please note that benefits payable under the IPP Rider are payable from NYLIAC’s general account and are subject to the claims paying ability of NYLIAC. No third party guarantees are involved.

The amount that is guaranteed under the rider will depend on when you select or reset it:

(i)

At the time of application: The amount that is guaranteed will equal the initial premium payment plus any additional premium payments we receive in the first Policy Year, less all IPP Proportional Withdrawals. Premium payments made after the first Policy Year will not be included in the amount that is guaranteed. The rider will take effect on the Policy Date.

(ii)

While the policy is in force: The amount that is guaranteed will equal the Accumulation Value on the date the rider takes effect, less all IPP Proportional Withdrawals. The Rider will take effect on the next Policy Anniversary following the date VPSC receives your application for the rider, in Good Order, at one of the addresses listed in Question 15 of this Prospectus.

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(iii)

Resetting the guaranteed amount (“Rider Reset”): You may request to reset the amount that is guaranteed at any time while the rider is in effect subject to the following limitations: (1) the latest available reset date for Non-qualified Policies is ten (10) years prior to the Annuity Commencement Date and (2) for Qualified Policies, you must be age 65 or younger. To reset the guaranteed amount, you must send a written request in Good Order to VPSC at one of the addresses listed in Question 15 of this Prospectus. The reset will take effect on the Policy Anniversary immediately following the date we receive your request to reset. Upon reset, the amount that is guaranteed will equal the Accumulation Value on the next Policy Anniversary, less all IPP Proportional Withdrawals. We may also set a new charge (not to exceed the guaranteed maximum charge in the “Table of Fees and Expenses”) for the rider and the Rider Risk Charge Adjustment on that Policy Anniversary. (See “OTHER CHARGES—INVESTMENT PROTECTION PLAN RIDER CHARGE” and “OTHER CHARGES—RIDER RISK CHARGE ADJUSTMENT.”) In addition, upon reset, your allocation restrictions may change. Please contact your registered representative for more information.

In Oregon, where this rider is called the Accumulation Value Protection Plan, the amount guaranteed is computed in the same manner described above.

If you selected this rider on or after February 15, 2010, you will only be allowed to allocate your premium payments to certain Allocation Options and the DCA Advantage Account. You may not allocate more than 25% of your initial premium payment to the Fixed Account. In addition, you may not have more than 25% of your policy’s Accumulation Value allocated to the Fixed Account on the rider’s effective date for in-force policies. The Investment Division restrictions associated with the IPP Rider seek to moderate overall volatility or hedge against downmarket volatility, and may limit your participation in positive investment performance. Other investment options that are available if you do not select the IPP Rider may offer the potential for higher returns. You should consult with your registered representative and carefully consider whether the Investment Division restrictions associated with the IPP Rider meet your investment objectives and risk tolerance. The Fixed Account is not available for policies issued in the State of New York. In addition, the Fixed Account is not available in the State of Washington if the IPP Rider is selected. The version of the IPP Rider that became available on or after February 15, 2010 is the same as the version of the rider available prior to February 15, 2010 in all other respects. The allowable Allocation Options under the IPP Rider available on or after February 15, 2010 are as follows:

Fixed Account*

MainStay VP Balanced — Service Class

MainStay VP Bond — Service Class

MainStay VP Conservative Allocation — Service Class

MainStay VP Fidelity Institutional AM® Utilities — Service Class

MainStay VP Floating Rate — Service Class

MainStay VP Income Builder — Service Class

MainStay VP Indexed Bond — Service Class

MainStay VP IQ Hedge Multi-Strategy — Service Class

MainStay VP Janus Henderson Balanced — Service Class

MainStay VP Janus Henderson Balanced — Initial Class

MainStay VP MacKay Convertible — Service Class

MainStay VP MacKay Government — Service Class

MainStay VP MacKay High Yield Corporate Bond — Service Class

MainStay VP MacKay Unconstrained Bond — Service Class

MainStay VP Moderate Allocation — Service Class

MainStay VP Moderate Growth Allocation — Service Class

MainStay VP PIMCO Real Return — Service Class

MainStay VP U.S. Government Money Market — Initial Class

American Funds IS Asset Allocation Fund — Class 4

BlackRock® Global Allocation V.I. Fund — Class III

BlackRock® High Yield V.I. Fund — Class III

Columbia Variable Portfolio — Emerging Markets Bond Fund — Class 2

DWS Alternative Asset Allocation VIP — Class B

Fidelity® VIP FundsManager® 60% Portfolio — Service Class

Legg Mason/QS Conservative Model Portfolio — Class II

Legg Mason/QS Moderately Aggressive Model Portfolio — Class II

Legg Mason/QS Moderately Conservative Model Portfolio — Class II

Legg Mason/QS Moderate Model Portfolio — Class II

PIMCO VIT Income Portfolio — Advisor Class

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PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged) — Advisor Class

PIMCO VIT Low Duration Portfolio — Advisor Class

PIMCO VIT Total Return Portfolio — Advisor Class

*

You may not allocate more than 25% of your initial premium payment to the Fixed Account. Also, for in-force policies, no more than 25% of your policy’s Accumulation Value may be allocated to the Fixed Account on the Rider’s effective date. Not available in New York or Washington.

You will be eligible to receive the benefit under this rider beginning on the tenth Policy Anniversary after the later of (1) the effective date of the rider or (2) the effective date of any Rider Reset. You may also exercise this benefit on any Policy Anniversary subsequent to the tenth. To exercise this benefit, you must send us a written request to surrender the policy in Good Order to VPSC at one of the addresses listed in Question 15 of this Prospectus no later than ten Business Days after the applicable Policy Anniversary. Amounts paid to you under the terms of this rider may be taxable and you may be subject to a 10% tax penalty if paid before you reach age 59 1⁄2.

You may cancel this rider within 30 days after delivery of the rider or, if you selected this feature at the time of application, within 30 days after delivery of the policy. To cancel the rider, you must return it to VPSC at one of the addresses listed in Question 15 of this Prospectus or to the registered representative through whom you purchased it with a written request for cancellation. Upon receipt of this request, we will promptly cancel the Rider and refund any Investment Protection Plan Rider charge which may have been deducted. After this 30-day period, you still have the right to discontinue the rider. However, we will deduct a Rider Risk Charge Adjustment from your Accumulation Value and we will not refund any Investment Protection Plan Rider charge that may have been deducted. (See “OTHER CHARGES—RIDER RISK CHARGE ADJUSTMENT.”) The cancellation of the rider after the 30-day period will be effective as of the date VPSC receives your cancellation request.

This rider is available on all Non-Qualified and Roth IRA policies so long as the first date that you can exercise and receive benefits under the rider is before the Annuity Commencement Date. The rider is also available on IRA, SEP IRA and SIMPLE IRA policies if the policyowner is age 65 or younger on the date the rider takes effect. The rider is not available on TSA and Inherited IRA policies. For policies issued prior to February 15, 2010, this rider is not available if more than 50% of the policy’s Accumulation Value is in the Fixed Account (if available) when the rider is selected.

This rider will provide no benefit if you surrender the policy before the Policy Anniversary on which you are eligible to exercise the rider. Therefore, you should select this rider only if you intend to keep the policy for at least ten years. In addition, this rider has no impact on any amount paid upon your death or the death of the Annuitant.

Partial withdrawals will reduce the guaranteed amount and the amount of charges assessed for the rider. However, please note that charges assessed for this rider prior to the date of any partial withdrawal (including required minimum distributions from IRAs) will not be retroactively adjusted.

We have set forth below an example of how the benefit of this rider may be realized and how partial withdrawals (including required minimum distributions from IRAs) will impact the guaranteed amount. In this example, we have assumed the following:

(1)	the rider is selected at the time of application;

(2)	an initial premium payment of $100,000 is made;

(3)	no additional premium payments are made;

(4)	a withdrawal of $20,000 is made in the eighth Policy Year;

(5)	the Accumulation Value immediately preceding the withdrawal has decreased to $80,000; and

(6)	the Accumulation Value on the tenth Policy Anniversary has decreased to $50,000.

The guaranteed amount at time of application was $100,000. When the partial withdrawal was made in the eighth Policy Year, we reduced the guaranteed amount by the amount of the IPP Proportional Withdrawal. We calculated the amount of the IPP Proportional Withdrawal by taking the requested withdrawal amount, dividing it by the Accumulation Value immediately preceding the withdrawal, and then multiplying that number by the guaranteed amount immediately preceding the withdrawal.

IPP Proportional Withdrawal = ($20,000/$80,000) x $100,000 = $25,000

To determine the new guaranteed amount after the withdrawal, we subtracted the amount of the IPP Proportional Withdrawal from the initial guaranteed amount: ($100,000 – $25,000) = $75,000. If this policy is surrendered in the tenth Policy Year, the policyowner receives $75,000 even though the Accumulation Value has decreased to $50,000.

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(e) Investment Protection Plan II Rider (optional)

The Investment Protection Plan II Rider (“IPP II”) can only be purchased at the time of application. If you purchased IPP II, you will be eligible to receive a one-time adjustment to your Accumulation Value in the event that your Accumulation Value is less than the amount guaranteed under IPP II on the 12th policy anniversary of the effective date of IPP II (or the 12th policy anniversary of any reset of IPP II). IPP II will end on the 12th policy anniversary of the rider effective date (or any reset of IPP II). While IPP II is in effect, we will deduct a charge from your Accumulation Value on each policy quarter. (See “OTHER CHARGES—INVESTMENT PROTECTION PLAN II RIDER CHARGE.”) When you make a partial withdrawal, we will reduce the amount that is guaranteed under IPP II by the amount of the proportional withdrawal (“IPP II Proportional Withdrawal”). An IPP II Proportional Withdrawal is equal to the amount withdrawn from the policy (including any amount withdrawn for the surrender charge) divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the amount that is guaranteed immediately preceding the withdrawal.

Please note that benefits payable under IPP II are payable from NYLIAC’s general account and are subject to the claims paying ability of NYLIAC. No third party guarantees are involved.

The amount that is guaranteed under IPP II is as follows:

(i)

At the time of application: The amount that is guaranteed will equal the initial premium payment plus any additional premium payments plus Breakpoint Credits, if any, we receive in the first Policy Year, less all IPP II Proportional Withdrawals. Premium payments made after the first Policy Year will not be included in the amount that is guaranteed. IPP II will take effect on the Policy Date.

(ii)

Resetting the guaranteed amount (“IPP II Rider Reset”): You may request to reset the amount that is guaranteed at any time while IPP II is in effect as long as you (oldest Owner, if the policy is jointly owned) and the Annuitant are age 78 or younger. To reset the guaranteed amount, you must send a written request in Good Order to VPSC at one of the addresses listed in Question 15 of this Prospectus. The reset will take effect on the Policy Anniversary immediately following the date we receive your request to reset. The amount that is guaranteed will equal the Accumulation Value on the next Policy Anniversary, less all IPP II Proportional Withdrawals taken after the reset. We may also set a new charge (not to exceed the guaranteed maximum charge in the “Table of Fees and Expenses”) for IPP II and the Rider Risk Charge Adjustment on that Policy Anniversary. (See “OTHER CHARGES— INVESTMENT PROTECTION PLAN II RIDER CHARGE” and “OTHER CHARGES—RIDER RISK CHARGE ADJUSTMENT.”). In addition, upon reset, your allocation restrictions may change. Typically, you would effect a reset in order to increase the guaranteed amount under IPP II. Please note that if you reset the guaranteed amount under IPP II, you will not be eligible to receive a one-time adjustment to your Accumulation Value until the 12th policy anniversary after the effective date of any reset. Please contact your registered representative for more information.

A policyowner may cancel a request to reset the guaranteed amount at any time prior to or within 30 days after the effective date of the reset. If you cancel your request to reset, no change will be made to IPP II’s effective date, maturity date, charge rate or the Rider Risk Charge Adjustment, if applicable.

You will only be allowed to allocate your premium payments to certain Allocation Options and the DCA Advantage Account. You may not allocate more than 25% of your initial premium payment to the Fixed Account. The Fixed Account is not available for policies issued in the State of New York. In addition, the Fixed Account is not available in the State of Washington if the IPP II Rider is selected. The allowable Allocation Options under IPP II are as follows:

Fixed Account*

MainStay VP Balanced — Service Class

MainStay VP Bond — Service Class

MainStay VP Conservative Allocation — Service Class

MainStay VP Fidelity Institutional AM® Utilities — Service Class

MainStay VP Floating Rate — Service Class

MainStay VP Income Builder — Service Class

MainStay VP Indexed Bond — Service Class

MainStay VP IQ Hedge Multi-Strategy — Service Class

MainStay VP Janus Henderson Balanced — Service Class

MainStay VP Janus Henderson Balanced — Initial Class

MainStay VP MacKay Convertible — Service Class

MainStay VP MacKay Government — Service Class

MainStay VP MacKay High Yield Corporate Bond — Service Class

MainStay VP MacKay Unconstrained Bond — Service Class

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MainStay VP Moderate Allocation — Service Class

MainStay VP Moderate Growth Allocation — Service Class

MainStay VP PIMCO Real Return — Service Class

MainStay VP U.S. Government Money Market — Initial Class

American Funds IS Asset Allocation Fund — Class 4

BlackRock® Global Allocation V.I. Fund — Class III

BlackRock® High Yield V.I. Fund — Class III

Columbia Variable Portfolio — Emerging Markets Bond Fund — Class 2

DWS Alternative Asset Allocation VIP — Class B

Fidelity® VIP FundsManager® 60% Portfolio — Service Class

Legg Mason/QS Conservative Model Portfolio — Class II

Legg Mason/QS Moderately Aggressive Model Portfolio — Class II

Legg Mason/QS Moderately Conservative Model Portfolio — Class II

Legg Mason/QS Moderate Model Portfolio — Class II

PIMCO VIT Income Portfolio — Advisor Class

PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged) — Advisor Class

PIMCO VIT Low Duration Portfolio — Advisor Class

PIMCO VIT Total Return Portfolio — Advisor Class

*	You may not allocate more than 25% of your initial premium payment to the Fixed Account. Not available in New York or Washington.

The Investment Division restrictions associated with the IPP II Rider seek to moderate overall volatility or hedge against downmarket volatility, and may limit your participation in positive investment performance. Other investment options that are available if you do not select the IPP II Rider may offer the potential for higher returns. You should consult with your registered representative and carefully consider whether the Investment Division restrictions associated with the IPP II Rider meet your investment objectives and risk tolerance.

With IPP II, you do not have to surrender the policy to receive any applicable benefit. You will be eligible to receive the benefit (if applicable) under IPP II on the 12th Policy Anniversary after the later of the Policy Date or the effective date of any reset. You do not need to take any action. We will inform you in writing if you are eligible to receive a one-time adjustment to your Accumulation Value. We will also inform you of your options if such one-time adjustment is made to your Accumulation Value which are to (i) surrender the policy and receive the adjusted Accumulation Value (which may be subject to surrender charges), or (ii) continue the policy at the adjusted Accumulation Value, which is subject to market fluctuation. If you are eligible to receive an adjustment, we will credit an amount to your Accumulation Value pro rata in accordance with your allocations currently on file. If you surrender the policy, amounts paid to you under the terms of IPP II may be taxable and you may be subject to a 10% tax penalty if such amounts are paid before you reach age 59 1⁄2.

You may cancel IPP II within 30 days after delivery of the policy. To cancel, you must return IPP II to VPSC at one of the addresses listed in Question 15 of this Prospectus or to the registered representative through whom you purchased it with a written request for cancellation. Upon receipt of this request, we will promptly cancel IPP II and refund any IPP II charges which may have been deducted. After this 30-day period, you still have the right to discontinue IPP II. However, we will deduct a Rider Risk Charge Adjustment from your Accumulation Value and we will not refund any IPP II charges that may have been deducted. (See “OTHER CHARGES—RIDER RISK CHARGE ADJUSTMENT.”) The cancellation of IPP II after the 30-day period will be effective as of the date VPSC receives your cancellation request.

IPP II is available with all Non-Qualified policies, IRA, SEP IRA, Simple IRA and Roth IRA policies if the policyowner is age 75 or younger on the rider effective date. The rider is not available on TSA and Inherited IRA policies.

IPP II will provide no benefit if you surrender the policy before the Policy Anniversary on which you are eligible to receive a potential one-time adjustment to your Accumulation Value. Therefore, you should purchase IPP II only if you intend to keep the policy for at least 12 years.

Any withdrawal reduces the guaranteed amount and the amount of charges assessed for IPP II. However, please note that charges assessed for IPP II prior to the date of any withdrawals (including required minimum distributions from IRAs) will not be retroactively adjusted.

We have set forth below an example of how the benefit from IPP II may be realized and how withdrawals (including required minimum distributions from IRAs) will impact the guaranteed amount. In this example, we have assumed the following:

(1)	IPP II is selected at the time of application;

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(2)	An initial premium payment of $100,000 is made;

(3)	No additional premium payments are made;

(4)	A withdrawal of $20,000 is made in the eighth Policy Year;

(5)	The Accumulation Value immediately preceding the withdrawal has decreased to $80,000; and

(6)	The Accumulation value on the 12th Policy Anniversary has decreased to $50,000.

The guaranteed amount at the time of application was $100,000. When the withdrawal was made in the eighth Policy Year, we reduced the guaranteed amount by the amount of the IPP II Proportional Withdrawal. We calculated the amount of the IPP II Proportional Withdrawal by taking the requested withdrawal amount, dividing it by the Accumulation Value immediately preceding the withdrawal, and then multiplying that number by the guaranteed amount immediately preceding the withdrawal.

IPP II Proportional Withdrawal = ($20,000/$80,000) x $100,000 = $25,000

To determine the new guaranteed amount after the withdrawal, we subtracted the amount of the IPP II Proportional Withdrawal from the initial guaranteed amount: ($100,000 – $25,000) = $75,000. On the 12th Policy Anniversary the Accumulation Value ($50,000) is less than the guaranteed amount of $75,000. Therefore, you are eligible to receive a one-time adjustment to your Accumulation Value of $25,000 and the rider will end. You would not have been eligible to receive this adjustment to your Accumulation Value if you had not purchased the IPP II Rider.

(f) Guaranteed Investment Protection Rider (optional)

The Guaranteed Investment Protection Rider (“GIPR”) can only be purchased at the time of application. If you purchased GIPR, you will be eligible to receive a one-time adjustment to your Accumulation Value in the event that your Accumulation Value is less than the amount guaranteed under GIPR on the 12th policy anniversary of the effective date of GIPR (or the 12th policy anniversary of any reset of GIPR). GIPR will end on the 12th policy anniversary of the rider effective date (or the most recent reset of GIPR). While GIPR is in effect, we will deduct a charge from your Investment Divisions and DCA Advantage Account on a pro-rata basis on each policy quarter. (See “OTHER CHARGES—Guaranteed Investment Protection Rider (optional).”) When you make a partial withdrawal, we will reduce the amount that is guaranteed under GIPR by the amount of the proportional withdrawal (“GIPR Proportional Withdrawal”). A GIPR Proportional Withdrawal is equal to the amount withdrawn from the policy (including any amount withdrawn for the surrender charge) divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the amount that is guaranteed immediately preceding the withdrawal.

Please note that benefits payable under GIPR are payable from NYLIAC’s general account and are subject to the claims paying ability of NYLIAC. No third party guarantees are involved.

The amount that is guaranteed under GIPR is as follows:

(i)

At the time of application: The amount that is guaranteed will equal the initial premium payment plus any additional premium payments plus Breakpoint Credits, if any, thereon we receive in the first Policy Year, less all GIPR Proportional Withdrawals. Premium payments made after the first Policy Year will not be included in the amount that is guaranteed. GIPR will take effect on the Policy Date.

(ii)

Resetting the guaranteed amount (“GIPR Rider Reset”): You may request to reset the amount that is guaranteed at any time while GIPR is in effect as long as you (oldest Owner, if the policy is jointly owned) and the Annuitant are age 78 or younger. To reset the guaranteed amount, you must send a written request in Good Order to VPSC at one of the addresses listed in Question 15 of this Prospectus. The reset will take effect on the Policy Anniversary immediately following the date we receive your request to reset. The amount that is guaranteed will equal the Accumulation Value on the next Policy Anniversary, less all GIPR Proportional Withdrawals taken after the reset. We may also set a new charge (not to exceed the guaranteed maximum charge in the “Table of Fees and Expenses”) for GIPR and the Rider Risk Charge Adjustment on that Policy Anniversary. (See “OTHER CHARGES—Guaranteed Investment Protection Rider Charge” and “OTHER CHARGES—Rider Risk Charge Adjustment (optional).”). In addition, upon reset, your allocation restrictions may change. Typically, you would effect a reset in order to increase the guaranteed amount under GIPR. Please note that if you reset the guaranteed amount under GIPR, you will not be eligible to receive a one-time adjustment to your Accumulation Value until the 12th policy anniversary after the effective date of any reset. We can suspend or discontinue the ability to reset the amount that is guaranteed at any time in our sole discretion on a nondiscriminatory basis. If we decide to suspend or discontinue the ability to

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reset the amount that is guaranteed, we will promptly notify you in writing. Please contact your registered representative for more information.

A policyowner may cancel a request to reset the guaranteed amount at any time prior to or within 30 days after the effective date of the reset. If you cancel your request to reset, no change will be made to GIPR’s effective date, maturity date, charge rate or the Rider Risk Charge Adjustment.

You will be allowed to allocate your premium payments to the Allocation Options and the DCA Advantage Account subject to the restrictions set forth in Appendix 2. You may not allocate any monies to the Fixed Account while GIPR is in effect. Upon any termination of GIPR, the Fixed Account will be an available investment option. Also, Traditional DCA is not available with GIPR. The Fixed Account is not available for policies issued in the State of New York. If you select GIPR, Investment Division restrictions will apply to the Investment Divisions that you may choose during the accumulation phase. These restrictions will limit the amount you can allocate to the Investment Divisions. You may allocate your premium payment to Investment Divisions in the Asset Allocation Categories in accordance with the specified thresholds, or to one of the available Asset Allocation Models. Individual transfers between Investment Divisions, the DCA Advantage Account and/or available Asset Allocation Models are not allowed. Each policy quarter, we will automatically rebalance your current allocations to conform to your most recent allocation instructions. If you wish to complete an individual transfer between the Investment Divisions or change to a different Asset Allocation Model (if available), you must send a reallocation form to VPSC at one of the addresses listed in question 15 of this Prospectus. The Asset Allocation Categories and the Asset Allocation Models available with GIPR are set forth in Appendix 2.

The Investment Division restrictions associated with the GIPR Rider seek to moderate overall volatility or hedge against downmarket volatility, and may limit your participation in positive investment performance. Other investment options that are available if you do not select the GIPR Rider may offer the potential for higher returns. You should consult with your registered representative and carefully consider whether the Investment Division restrictions associated with the GIPR Rider meet your investment objectives and risk tolerance.

With GIPR, you do not have to surrender the policy to receive any applicable benefit. You will be eligible to receive the benefit (if applicable) under GIPR on the 12th Policy Anniversary after the later of the Policy Date or the effective date of any reset. You do not need to take any action. We will inform you in writing if you are eligible to receive a one-time adjustment to your Accumulation Value. We will also inform you of your options if such one-time adjustment is made to your Accumulation Value which are to (i) surrender the policy and receive the adjusted Accumulation Value (which may be subject to surrender charges), or (ii) continue the policy at the adjusted Accumulation Value, which is subject to market fluctuation. If you are eligible to receive an adjustment, we will credit an amount to your Accumulation Value pro rata in accordance with your allocations currently on file. If you surrender the policy, amounts paid to you under the terms of GIPR may be taxable and you may be subject to a 10% tax penalty if such amounts are paid before you reach age 59 1⁄2.

You may cancel GIPR within 30 days after delivery of the policy. To cancel, you must return GIPR to VPSC at one of the addresses listed in Question 15 of this Prospectus or to the registered representative through whom you purchased it with a written request for cancellation. Upon receipt of this request, we will promptly cancel GIPR and refund any GIPR charges which may have been deducted. After this 30-day period, you still have the right to discontinue GIPR. However, we will deduct a Rider Risk Charge Adjustment from your Investment Divisions and DCA Advantage Account on a pro-rata basis and we will not refund any GIPR charges that may have been deducted. (See “OTHER CHARGES—Rider Risk Charge Adjustment (optional).”) Certain jurisdictions may not permit us to assess a Rider Risk Charge Adjustment; for more information, contact your registered representative or see Appendix 3—State Variations”. The cancellation of GIPR after the 30-day period will be effective as of the date VPSC receives your cancellation request. You should consider the cost of cancelling GIPR prior to purchasing it.

GIPR is available with all Non-Qualified, IRA, SEP IRA, Simple IRA, Roth IRA, Keogh and Pension policies if the policyowner is age 75 or younger on the rider effective date. The rider is not available on TSA and Inherited IRA policies.

GIPR will provide no benefit if you surrender the policy before the Policy Anniversary on which you are eligible to receive a potential one-time adjustment to your Accumulation Value. Therefore, you should purchase GIPR only if you intend to keep the policy for at least 12 years.

Upon your death, GIPR and the policy will terminate unless your spouse chooses to continue the policy. Your spouse must be the sole primary beneficiary in order to continue GIPR and the policy. If your spouse chooses to continue GIPR and the policy, no death benefit proceeds will be paid upon your death.

Any withdrawals will reduce the guaranteed amount and the amount of charges assessed for GIPR. While GIPR is in effect, partial withdrawals will be deducted pro rata from the Allocation Options and/or the DCA Advantage Account.

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However, please note that charges assessed for GIPR prior to the date of any withdrawal (including required minimum distributions from IRAs) will not be retroactively adjusted.

We have set forth below an example of how the benefit from GIPR may be realized and how withdrawals (including required minimum distributions from IRAs) will impact the guaranteed amount. In this example, we have assumed the following:

(1)	GIPR is selected at the time of application;

(2)	An initial premium payment of $100,000 is made;

(3)	No additional premium payments are made;

(4)	A withdrawal of $20,000 is made in the eighth policy year;

(5)	The Accumulation Value immediately preceding the withdrawal has decreased to $80,000; and

(6)	The Accumulation value on the 12th Policy Anniversary has decreased to $50,000.

The guaranteed amount at the time of application was $100,000. When the withdrawal was made in the eighth Policy Year, we reduced the guaranteed amount by the amount of the GIPR Proportional Withdrawal. We calculated the amount of the GIPR Proportional Withdrawal by taking the requested withdrawal amount, dividing it by the Accumulation Value immediately preceding the withdrawal, and then multiplying that number by the guaranteed amount immediately preceding the withdrawal.

GIPR Proportional Withdrawal = ($20,000/$80,000) x $100,000 = $25,000

To determine the new guaranteed amount after the withdrawal, we subtracted the amount of the GIPR Proportional Withdrawal from the initial guaranteed amount: ($100,000 – $25,000) = $75,000. On the 12th Policy Anniversary the Accumulation Value ($50,000) is less than the guaranteed amount of $75,000. Therefore, you are eligible to receive a one-time adjustment to your Accumulation Value of $25,000 and the rider will end. You would not have been eligible to receive this adjustment to your Accumulation Value if you had not purchased the GIPR Rider.

(g) Guaranteed Investment Protection Rider 2.0 (optional)

The Guaranteed Investment Protection Rider 2.0 (“GIPR 2.0”) can only be purchased at the time of application. GIPR 2.0 allows you to choose among 7 different holding periods, or terms. If you purchased GIPR 2.0, you will be eligible to receive a one-time adjustment to your Accumulation Value in the event that your Accumulation Value is less than the amount guaranteed under GIPR 2.0 on the applicable policy anniversary of the rider effective date (or most recent reset date) for the term you choose. You may request to reset the guaranteed amount under certain circumstances, as described below. Certain features of GIPR 2.0 relating to the 20 year rider term may not be available in all jurisdictions; contact your registered representative for more information.

GIPR 2.0 will end on the applicable policy anniversary of the rider effective date (or most recent reset date) for the term you choose. The applicable policy anniversary depends on the term you choose. While GIPR 2.0 is in effect, we will deduct a charge from your Investment Divisions and DCA Advantage Account on a pro-rata basis on each policy quarter. (See “OTHER CHARGES—Guaranteed Investment Protection Rider 2.0 Charge (optional).”) When you make a withdrawal, we will reduce the amount that is guaranteed under GIPR 2.0 by the amount of the proportional withdrawal (“GIPR 2.0 Proportional Withdrawal”). A GIPR 2.0 Proportional Withdrawal is equal to the amount withdrawn from the policy (including any amount withdrawn for the surrender charge) divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the amount that is guaranteed immediately preceding the withdrawal.

Please note that benefits payable under GIPR 2.0 are payable from NYLIAC’s general account and are subject to the claims paying ability of NYLIAC. No third party guarantees are involved.

The amount that is guaranteed under GIPR 2.0 is as follows:

(i)

At the time of application for 10, 11, 12, 13, 14, or 15 year terms: The amount that is guaranteed will equal 100% of the sum of all premium payments that we receive in the first Policy Year, less all GIPR 2.0 Proportional Withdrawals.

(ii)

At the time of application for the 20 year term: The amount that is guaranteed will equal 150% of the sum of all premium payments that we receive in the first Policy Year, less all GIPR 2.0 Proportional Withdrawals.

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(iii)	For all terms, premium payments made after the first Policy Year will not be included in the amount that is guaranteed. GIPR 2.0 will take effect on the Policy Date.

(iv)	Resetting the guaranteed amount (“GIPR 2.0 Rider Reset”):

You may request to reset the amount that is guaranteed at any time while GIPR 2.0 is in effect as long as you (oldest Owner, if the Policy is jointly owned) and the Annuitant are age 75 or younger (for the 10, 11, 12, 13, 14 and 15 year terms), or age 70 or younger (for the 20 year term). To reset the guaranteed amount, you must send a written request in Good Order to VPSC at one of the addresses listed in Question 15 of this Prospectus. The reset will take effect on the Policy Anniversary immediately following the date we receive your request to reset. The amount that is guaranteed will be increased to equal the Accumulation Value (for 10-15 year terms) or 150% of the Accumulation Value (for the 20 year term) on the next Policy Anniversary, less all GIPR 2.0 Proportional Withdrawals taken after the reset. We may also set a new charge (not to exceed the guaranteed maximum charge in the “Table of Fees and Expenses”) for GIPR 2.0 and the Rider Risk Charge Adjustment on that Policy Anniversary. (See “OTHER CHARGES—Guaranteed Investment Protection Rider 2.0 Charge (optional).” and “OTHER CHARGES—Rider Risk Charge Adjustment (optional).”). In addition, upon reset, your allocation restrictions may change. Typically, you would decide to reset in order to increase the guaranteed amount under GIPR 2.0. Please note that if you reset the guaranteed amount under GIPR 2.0, you will not be eligible to receive a one-time adjustment to your Accumulation Value until the Policy Anniversary applicable to the original rider term you chose after the effective date of any reset. We can suspend or discontinue the ability to reset the amount that is guaranteed at any time in our sole discretion on a nondiscriminatory basis. If we decide to suspend or discontinue the ability to reset the amount that is guaranteed, we will promptly notify you in writing. Please contact your registered representative for more information.

A policyowner may cancel a request to reset the guaranteed amount at any time prior to or within 30 days after the effective date of the reset. If you cancel your request to reset, no change will be made to GIPR 2.0’s effective date, maturity date, charge rate or the Rider Risk Charge Adjustment.

If you purchase GIPR 2.0, you will be allowed to allocate your premium payments to the Allocation Options and the DCA Advantage Account subject to the restrictions set forth in APPENDIX 2.

You may not allocate any monies to the Fixed Account while GIPR 2.0 is in effect. Upon any termination of GIPR 2.0, the Fixed Account will be an available investment option. Also, Traditional DCA is not available with GIPR 2.0. The Fixed Account is not available for policies issued in the State of New York.

If you select GIPR 2.0, we will limit the amount you can allocate to the Investment Divisions. You may allocate your premium payment to Investment Divisions in the Asset Allocation Categories in accordance with the specified thresholds, or to one of the available 2014 Asset Allocation Models. Individual transfers between Investment Divisions, the DCA Advantage Account and/or available Asset Allocation Models are not allowed. If you wish to complete an individual transfer between the Investment Divisions, or change to a different Asset Allocation Model (if available), you must send a reallocation form to VPSC at one of the addresses in Question 15 of this Prospectus. Each policy quarter, we will automatically rebalance your current allocations to conform to your most recent allocation instructions. The Investment Division restrictions associated with the GIPR 2.0 Rider seek to moderate overall volatility or hedge against downmarket volatility, and may limit your participation in positive investment performance. Other investment options that are available if you do not select the GIPR 2.0 Rider may offer the potential for higher returns. You should consult with your registered representative and carefully consider whether the Investment Division restrictions associated with GIPR 2.0 meet your investment objectives and risk tolerance. The Asset Allocation Categories and the Asset Allocation Models available with GIPR 2.0 are set forth in Appendix 2.

If you choose to reset your guaranteed amount, the restrictions on investment allocations may change. These changes could include an adjustment to the minimum and/or maximum allocation percentages available under the Asset Allocation Categories, adding or removing Asset Allocation Categories, adding or removing Asset Allocation Models, or discontinuing the availability of the DCA Advantage Account.

With GIPR 2.0, you do not have to surrender the policy to receive any applicable benefit. You will be eligible to receive the benefit (if applicable) on the Policy Anniversary for the term you chose after the later of the Policy Date or the most recent reset date. You do not need to take any action. We will inform you in writing if you are eligible to receive a one-time adjustment to your Accumulation Value. We will also inform you of your options if such one-time adjustment is made to your Accumulation Value which are to (i) surrender the policy and receive the adjusted Accumulation Value (which may be subject to surrender charges), or (ii) continue the policy at the adjusted Accumulation Value, which is

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subject to market fluctuation. If you are eligible to receive an adjustment, we will credit an amount to your Accumulation Value pro rata in accordance with your allocations currently on file. If you surrender the policy, amounts paid to you under GIPR 2.0 may be taxable and you may be subject to a 10% tax penalty if such amounts are paid before you reach age 59 1⁄2.

You may cancel GIPR 2.0 within 30 days after delivery of the policy. To cancel, you must return GIPR 2.0 to VPSC at one of the addresses listed in Question 15 of this Prospectus or to the registered representative through whom you purchased it with a written request for cancellation. Upon receipt of this request, we will promptly cancel GIPR 2.0 and refund any GIPR 2.0 charges which may have been deducted. After this 30-day period, you still have the right to discontinue GIPR 2.0. However, we will deduct a Rider Risk Charge Adjustment from your Investment Divisions and DCA Advantage Account on a pro-rata basis and we will not refund any GIPR 2.0 charges that may have been deducted. (See “OTHER CHARGES—Rider Risk Charge Adjustment (optional).”) Certain jurisdictions may not permit us to assess a Rider Risk Charge Adjustment; for more information, contact your registered representative or see “Appendix 3—State Variations”. The cancellation of GIPR 2.0 after the 30-day period will be effective as of the date VPSC receives your cancellation request. You should consider the cost of cancelling GIPR prior to purchasing it.

GIPR 2.0 is available with all Non-Qualified, IRA, SEP IRA, Simple IRA, Roth IRA, Keogh and Pension policies if the policyowner is age 75 or younger (70 or younger for the 20-year term) on the rider effective date. The rider is not available on TSA and Inherited IRA policies.

GIPR 2.0 will provide no benefit if you surrender the policy before the Policy Anniversary on which you are eligible to receive a potential one-time adjustment to your Accumulation Value. Therefore, you should purchase GIPR 2.0 only if you intend to keep the policy for at least the rider term you choose (10-15 or 20 years).

In most jurisdictions, GIPR 2.0 will terminate if an ownership change or assignment of the policy is made, other than as explicitly described in the rider. However, for policies issued in New York and California, we will not terminate GIPR 2.0 upon a change of ownership or an assignment.

Upon your death, GIPR 2.0 and the policy will terminate unless your spouse chooses to continue the policy. Your spouse must be the sole primary beneficiary in order to continue GIPR 2.0 and the policy. If your spouse chooses to continue GIPR 2.0 and the policy, no death benefit proceeds will be paid upon your death.

Any withdrawal reduces the guaranteed amount and the amount of charges assessed for GIPR 2.0. While GIPR 2.0 is in effect, withdrawals will be deducted pro rata from the Allocation Options and/or the DCA Advantage Account. However, please note that charges assessed for GIPR 2.0 prior to the date of any withdrawal (including required minimum distributions from IRAs) will not be retroactively adjusted. It is important to note that if you take any withdrawals (including required minimum distributions from IRAs) while GIPR 2.0 is in effect, you may not be able to receive the full value of GIPR 2.0. The reduction in the Guaranteed Amount may be significant, particularly when the Accumulation Value is lower than the Guaranteed Amount (see example below). As a result, GIPR 2.0 may not be appropriate for you if you intend to take withdrawals (including required minimum distributions from IRAs) before the end of the rider term you choose. You should consult your tax advisor if you have any questions about the use of GIPR 2.0 in your tax situation.

We have set forth below an example of how the benefit from GIPR 2.0 may be realized and how withdrawals (including required minimum distributions from IRAs) will impact the guaranteed amount. In this example, we have assumed the following:

(1)	GIPR 2.0 with a 10, 11, 12, 13, 14, or 15 year term is selected at the time of application;

(2)	An initial premium payment of $100,000 is made;

(3)	No additional premium payments are made;

(4)	A withdrawal of $20,000 is made in the eighth policy year;

(5)	The Accumulation Value immediately preceding the withdrawal has decreased to $80,000; and

(6)	The Accumulation Value on the Policy Anniversary corresponding to the term you chose has decreased to $50,000.

The guaranteed amount when we issued the policy was $100,000. When the withdrawal was made in the eighth Policy Year, we reduced the guaranteed amount by the amount of the GIPR 2.0 Proportional Withdrawal. We calculated the amount of the GIPR 2.0 Proportional Withdrawal by taking the requested withdrawal amount, dividing it by the

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Accumulation Value immediately preceding the withdrawal, and then multiplying that number by the guaranteed amount immediately preceding the withdrawal.

GIPR 2.0 Proportional Withdrawal = ($20,000/$80,000) x $100,000 = $25,000

To determine the new guaranteed amount after the withdrawal, we subtracted the amount of the GIPR 2.0 Proportional Withdrawal from the initial guaranteed amount: ($100,000 – $25,000) = $75,000.

On the Policy Anniversary for the term you chose, the Accumulation Value ($50,000) is less than the guaranteed amount of $75,000. Therefore, you are eligible to receive a one-time adjustment to your Accumulation Value of $25,000.

If you had chosen the 20-year term, the guaranteed amount would have been $112,500 (150% of $75,000), and the one-time adjustment would be $62,500.

After the adjustment is paid, the rider will end. You would not have been eligible to receive this adjustment to your Accumulation Value if you had not purchased the GIPR 2.0 Rider.

GIPR 2.0 Death Benefit. If the policyowner dies within two Policy Years of the last day of the Rider term then in effect, the death benefit will equal the guaranteed amount for that Rider term, if that guaranteed amount is higher than the Accumulation Value or Adjusted Death Benefit Premium Payments on the date of death. For policies issued in New York, the death benefit for the 20-year rider term is 100% of the premium payments made in the first policy year (less any GIPR 2.0 Proportional Withdrawals) if that amount is higher than the death benefit available under the policy. However, if there is an ADBR Rider in effect, and the death benefit under the ADBR Rider is higher than the Accumulation Value or the GIPR 2.0 guaranteed amount, we will pay the death benefit available under the ADBR Rider. Payment of a death benefit terminates the GIPR 2.0 rider.

(h) Enhanced Beneficiary Benefit Rider (optional)

The Enhanced Beneficiary Benefit (EBB) Rider is available only at the time of application. The EBB Rider is not available with the Annual Death Benefit Reset Rider (ADBR) in the State of New Jersey. The EBB Rider is available on Non-Qualified Policies and, where permitted by the IRS, also on Qualified Policies. The EBB Rider can increase the death benefit if you die before the Annuity Commencement Date. If you purchased this Rider, the EBB, in addition to the amount payable under the terms of your policy, may be payable to your Beneficiary(ies) if you die prior to the Annuity Commencement Date. Therefore, under this Rider, the total death benefit payable will be the greatest of any of the amounts payable as described in the Death Before Annuity Commencement section of the Prospectus plus the EBB, if any.

While this rider is in effect, we will deduct a charge from your Accumulation Value each policy quarter. (See “CHARGES AND DEDUCTIONS—Other Charges—Enhanced Beneficiary Benefit Rider Charge.”)

The payment under the EBB Rider is calculated as a percentage of any gain in the policy as of the date we receive a request in Good Order to pay death benefit proceeds at VPSC. The applicable percentage varies based upon your age. As of the date of this Prospectus, the applicable percentages are as follows: 50% where the owner is 70 or younger, and 25% where the owner is 71 to 75 inclusive. We may change the applicable percentages under the EBB Rider from time to time, within the following ranges:

Age of Owner at Issue	Range of Applicable Percentages
70 or younger	Not less than 40% nor greater than 60%
71 to 75 inclusive	Not less than 20% nor greater than 40%

When you select the EBB Rider, the applicable percentage will appear on your Policy Data Page. The applicable percentage for the policy will not change once the policy is issued. Please check with your registered representative for further details.

The Gain equals the policy’s Accumulation Value minus the Adjusted Premium Payments. Adjusted Premium Payments are the total of all premium payments less proportional withdrawals (“EBB Proportional Withdrawals”). EBB Proportional Withdrawals are the amount(s) withdrawn from the policy (including any surrender charges, if applicable)

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divided by the policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the total of all Adjusted Premium Payments immediately preceding the withdrawal.

If more than one Beneficiary is named, each Beneficiary will be paid a pro rata portion of the EBB. The EBB will be calculated for a Beneficiary on each date that we receive all necessary requirements to pay such Beneficiary at VPSC. Due to market fluctuations, the EBB may increase or decrease and Beneficiaries may therefore be paid different amounts.

The maximum amount payable under the EBB Rider, regardless of the Gain, is equal to a percentage of Adjusted Premium Payments. As of the date of this Prospectus, the applicable percentages are as follows: 100% where the owner is 70 or younger, and 75% where the owner is 71 to 75 inclusive. We may change the applicable percentages under the EBB Rider from time to time, but the maximum amount payable will not exceed 200% of Adjusted Premium Payments. If you select this rider, the applicable percentage will appear on your Policy Data Page. Please check with your registered representative for further details.

There will be no payment under the EBB Rider if on the date we calculate the EBB: 1) there is no Gain, 2) the policy’s Accumulation Value is less than your premium payments made and not previously withdrawn, or 3) the rider has ended or terminated. The EBB Rider will end on the earliest of the following: 1) on the Annuity Commencement Date, 2) if you surrender the policy, 3) if your spouse, as the sole primary Beneficiary, elects to continue the policy upon your death (see THE POLICIES—Riders—Enhanced Spousal Continuance Rider), 4) if we elect to terminate the policy pursuant to the policy’s termination provision, or 5) if you transfer ownership of the policy. As discussed below in “THE POLICIES—Riders—Enhanced Spousal Continuance Rider”, if upon your death prior to the Annuity Commencement Date your spouse elects to continue the policy as the new owner (and Annuitant, if you are the Annuitant), the Accumulation Value will be adjusted (as of the date we receive due proof of death and all other requirements at VPSC) to equal the greatest of any of the amounts payable as described in the Death Before Annuity Commencement section of the Prospectus, plus, if applicable, any EBB provided by the EBB Rider. This rider cannot be cancelled without surrendering your policy. You will forfeit any benefits under the EBB Rider if you elect to receive Income Payments, or surrender or transfer your policy. If you expect to do any of these, the EBB Rider may not be appropriate for you.

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Below is an example of how the benefit of this Rider may be realized and how withdrawals impact the benefit under this Rider. In this example, we assume the following:

1.  The rider is elected at the time of application;

2.  You purchase this policy with a $200,000 initial premium payment (no additional premium payments are made);

3.  A withdrawal of $20,000 is made in the fourth Policy Year;

4.  Immediately preceding the withdrawal, the Accumulation Value has increased to $250,000, and the total Adjusted Premium Payments equaled $200,000 (since there have been no previous withdrawals);

5.  If you die in the fifth Policy Year and the Accumulation Value of the policy has increased once again to $250,000 as of the date we receive the necessary requirements to pay the death benefit; and

6.  The Enhanced Beneficiary Benefit Rider percentage equals 50%.

First, the Proportional Withdrawal amount is calculated (withdrawal amount divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the Adjusted Premium Payments immediately preceding the withdrawal):

Proportional Withdrawal = ($20,000/$250,000) x $200,000 = $16,000

Second, the amount of current Adjusted Premium Payments (after the withdrawal) is calculated (total of all premium payments minus EBB Proportional Withdrawals):

Adjusted Premium Payments = $200,000 – $16,000 = $184,000

Third, the Gain is calculated (Accumulation Value – Adjusted Premium Payments):

Gain = $250,000 – $184,000 = $66,000

Finally, the Enhanced Beneficiary Benefit amount is calculated (Gain multiplied by the applicable EBB rider percentage):

Enhanced Beneficiary Benefit = $66,000 x 50% = $33,000

In this example, the Enhanced Beneficiary Benefit is equal to $33,000. This amount would be payable in addition to the guaranteed death benefit amount under the policy.

(i) Enhanced Spousal Continuance Rider (optional)

If you purchased the EBB Rider at the time of application (see above), your policy will, subject to jurisdiction availability, also include the Enhanced Spousal Continuance Rider (“ESC Rider”) at no charge. The ESC Rider is not included on policies sold in connection with Section 403(b) tax-sheltered annuities.

Under the ESC Rider, if your spouse is the sole primary Beneficiary, upon your death prior to the Annuity Commencement Date, your spouse may elect to continue the policy as the new owner (and Annuitant, if you are also the Annuitant). If the election is made, the Accumulation Value will be adjusted (as of the date we receive due proof of death and all other requirements at VPSC) to equal the greatest of any of the amounts payable as described in the Death Before Annuity Commencement section of the Prospectus, plus, if applicable, any EBB provided by the EBB Rider. Unless we notify you otherwise, any additional Accumulation Value calculated under the ESC Rider will be allocated to the policy according to the premium allocation instructions on record (excluding the DCA Advantage Account).

The ESC Rider ends upon the earliest of the following: 1) if you surrender the policy, 2) if Income Payments begin, 3) once the ESC Rider has been exercised, or 4) if you transfer ownership of the policy to someone other than your spouse. This rider cannot be cancelled without surrendering your policy.

Upon exercising the ESC Rider and continuing the policy, the EBB Rider and the quarterly charges for the EBB Rider will cease. All other policy provisions will continue as if your spouse had purchased the policy on the original Policy Date.

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(j) Annual Death Benefit Reset (ADBR) Rider (optional)

You may enhance your Policy’s standard death benefit by purchasing the optional ADBR Rider. The ADBR Rider is available only at the time of application. The ADBR Rider is not available with the EBB Rider in the State of New Jersey. If you purchased this rider and you die prior to the Annuity Commencement Date, we will pay an amount as proceeds to the designated Beneficiary, as of the date we receive proof of death and all requirements necessary to make the payment at VPSC. For policies owned by a grantor trust, all of whose grantors are individuals, benefits will be paid upon the death of any grantor. The amount will be the greatest of:

(a)	the Accumulation Value less any outstanding loan balance; or

(b)	the Adjusted Death Benefit Premium Payments; or

(c)

the “Reset Value”, as defined in the next paragraph, plus any additional premium payments made since the most recent “Reset Anniversary,” less proportional withdrawals (“ADBR Proportional Withdrawals”) made since the most recent Reset Anniversary; or

(d)	any death benefit available under any other rider attached to the Policy.

We automatically calculate the Reset Value, with respect to any policy, every year from the Policy Date (“Reset Anniversary”) until you reach age 80 (or the Annuitant if the Owner is not a natural person). For policies owned by a grantor trust, the Reset Value will be recalculated until any grantor reaches age 80. On the First Policy Anniversary, the Reset Value is defined as the greater of (a) the Accumulation Value; and (b) the Adjusted Death Benefit Premium Payments. The Reset Value on the second and each subsequent Reset Anniversary is defined as the greater of (a) the Accumulation Value on the current Reset Anniversary; and (b) the Reset Value on the prior Reset Anniversary, plus any premium payments and Breakpoint Credits applied since the prior Reset Anniversary, less any ADBR Proportional Withdrawals since the prior Reset Anniversary.

If you purchased the ADBR Rider after May 1, 2011, the rider benefit will no longer reset after the Owner’s death or for grantor trust owned policies, the death of any grantor. The only exception is if the policy remains inforce under the spousal option provision of the Policy, if available. If the Owner is not a natural person, or a grantor trust, the rider benefit will no longer reset after the death of the Annuitant. In addition, in jurisdictions where approved, if an ownership change or assignment of the policy is made, other than as explicitly described in the rider, the rider will terminate and no Reset Value will be payable. If the rider is terminated, the death benefit payable will be the benefit provided in the Death Before Annuity Commencement section of this Prospectus.

An ADBR Proportional Withdrawal is an amount equal to the amount withdrawn from the policy, after the first Policy anniversary, (including applicable surrender charges), divided by the policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the Reset Value immediately preceding the withdrawal.

We have set forth below an example of how the ADBR Rider works for an owner who is age 63. The current annual rider charge is 0.30% of the Reset Value as of the last Policy Anniversary, deducted quarterly. In this example, we have assumed the following:

(1)	you purchase this policy with a $200,000 initial premium payment (no additional premium payments are made)

(2)	the Accumulation Value as of the first Policy Anniversary is $250,000 (this is the Reset Value)

(3)	the current Accumulation Value is $240,000

(4)	you make a partial withdrawal of $15,000 in the Policy Year 2 (no surrender charges are applicable)

(5)	you die at the beginning of the second policy quarter of Policy Year 2 after the withdrawal

(6)	the Accumulation Value on the date we receive the necessary requirements to pay the death benefit is $225,000 ($240,000 – $15,000)

(7)	the charge for the ADBR Rider is assessed: 0.30% annually (0.075% per quarter)

(8)	the Death Benefit is the greatest of:

a)	the Accumulation Value

= $225,000

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b)	the Adjusted Death Benefit Premium Payments

= $187,500

c)	the “Reset Value,” which is the greatest of:

1.	the Accumulation Value

= $225,000

2.

the prior Reset Value as of the last Reset Anniversary, plus any premium payments and any Breakpoint Credits applied since the prior Reset Anniversary, less ADBR Proportional Withdrawals since the prior Reset Anniversary.

= $234,375

In this example, your Beneficiary would receive $234,375.00.

The ADBR Rider ends upon the earlier of the following:

1)	the Annuity Commencement Date,

2)	the date you surrender the policy, or

3)	the date we terminate the policy.

Notwithstanding the foregoing, the Rider will not end and all of the Rider’s provisions and quarterly charges will continue to be deducted as if the new owner had purchased the policy on the original Policy Date if your spouse, as the sole primary Beneficiary, elects to continue the policy upon your death.

You cannot cancel this Rider without surrendering your policy.

(k) Investment Protection Plan Rider/Annual Death Benefit Reset Rider Package (optional)

If you purchased the Investment Protection Plan Rider/Annual Death Benefit Reset Rider combination package (“IPP + ADBR”) when you applied for your policy, you will receive both the ADBR and IPP Riders at a reduced cost. Please note that if the IPP Rider is cancelled, the charge for the ADBR Rider will revert to the charge that is assessed for that rider, if purchased separately. Please note also that if you reset the guaranteed amount of the IPP Rider, the IPP Rider charges will increase. See “CHARGES AND DEDUCTIONS—Investment Protection Plan Rider/Annual Death Benefit Reset Rider Package Charge” for more details.

(l) Investment Protection Plan II Rider/Annual Death Benefit Reset Rider Package (optional)

If you purchased the Investment Protection Plan II Rider/Annual Death Benefit Reset Rider combination package (“IPP II + ADBR”) when you applied for your policy, you will receive both the ADBR and IPP II Riders at a reduced cost. Please note that if IPP II is cancelled, the charge for the ADBR Rider will revert to the charge that is assessed for that rider, if purchased separately. Please note also that if you reset the guaranteed amount of the IPP II Rider, the IPP II Rider charges will increase. See “CHARGES AND DEDUCTIONS—Investment Protection Plan II Rider/Annual Death Benefit Reset Rider Package Charge (optional)” for more details.

(m) Guaranteed Investment Protection Rider or Guaranteed Investment Protection Rider 2.0/Annual Death Benefit Reset Rider Package (optional)

If you purchased the Guaranteed Investment Protection Rider/Annual Death Benefit Reset Rider (“GIPR + ADBR”) or the Guaranteed Investment Protection Rider 2.0/Annual Death Benefit Reset Rider combination package (“GIPR 2.0 + ADBR”) when you applied for your policy, you will receive both the ADBR and GIPR or GIPR 2.0 Riders at a reduced cost. Please note that if GIPR or GIPR 2.0 is cancelled, the charge for the ADBR Rider will revert to the charge that is assessed for that rider, if purchased separately. Please note also that if you reset the guaranteed amount of your GIPR or GIPR 2.0 Rider, the rider charge will increase. See “CHARGES AND DEDUCTIONS—Guaranteed Investment Protection Rider/Annual Death Benefit Reset Rider Package Charge (optional)” for more details.

(n) Breakpoint Credit Rider (available only for policies purchased before July 1, 2013)

Under the Breakpoint Credit Rider, we will apply a Breakpoint Credit to that portion of the total amount of all premium payments that exceed $1,000,000, subject to the Breakpoint Credit Rate schedule that is in effect at the time such premium payment is made. The Breakpoint Credit is calculated as a percentage of that portion of an Eligible Premium Payment made to the policy. An Eligible Premium Payment is that portion of the total amount of all premium payments made to the policy in excess of $1,000,000. There is no additional charge for this rider.

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The Breakpoint Credit applicable to a premium payment varies, depending on the total amount of the premium payment(s) received under the policy. The Breakpoint Credit is determined by multiplying each portion of an Eligible Premium Payment amount by the applicable Breakpoint Credit Rate, in accordance with the Breakpoint Credit Rate Schedule attached below. If more than one Breakpoint Credit Rate applies for an Eligible Premium Payment, the Breakpoint Credit is equal to the sum of the Breakpoint Credit amounts determined for each applicable Breakpoint Credit Rate.

As of the date of this Prospectus, the Breakpoint Credit Rates and Eligible Premium Payment(s) to which they apply are as follows:

Breakpoint Credit Rate Schedule

Eligible Premium Payment(s)			Breakpoint Credit Rate
That exceed(s)		Up to and including
$1,000,000	*	$2,500,000	1.00%
$2,500,000		$5,000,000	1.50%
$5,000,000		$10,000,000	2.00%
$10,000,000		unlimited	2.50%

*	Premium Payments in excess of $1,000,000 are subject to prior approval by NYLIAC.

The Breakpoint Credit is applied to the Policy’s Accumulation Value concurrent with an Eligible Premium Payment. Breakpoint Credits and interest credited thereon are allocated to the same Allocation Options and/or the DCA Advantage Account based on the same percentages used to allocate your premium payments. Breakpoint Credits that are allocated to the Fixed Account (if applicable) and/or the DCA Advantage Account and interest earned thereon are held in NYLIAC’s General Account and invested by NYLIAC in accordance with applicable law.

Breakpoint Credits are allocated to the same Allocation Options based on the same percentages used to allocate your premium payments. We do not consider Breakpoint Credits to be premium payments for purposes of any discussion in this Prospectus. Breakpoint Credits are also not considered to be your investment in the policy for tax purposes.

The Breakpoint Credit is funded by the reduction in sales and administrative costs that accrue from the sale of very large policies. As such, no additional fees or charges are passed along to policyowners in association with this credit.

Policyowner Inquiries

Your inquiries and written requests for service must be addressed to NYLIAC as indicated in the response to Questions 15, 16 and 17 of this Prospectus. Faxed and e-mailed requests are not currently accepted; however, we reserve the right to accept them at our discretion. All phone calls for service requests are recorded. We will confirm all transactions in writing. If you feel that a transaction has been processed incorrectly, it is your responsibility to contact us in writing and provide us with all relevant details. You must provide us with the nature of the error, the date of the error and any other relevant details. You should review your reports and statements carefully and promptly report any errors and discrepancies to us, preferably, within fifteen (15) days of the date of the confirmation with the transaction in question.

Records and Reports

NYLIAC will mail to you at your last known address of record, at least semi-annually after the first Policy Year, reports containing information required under the federal securities laws or by any other applicable law or regulation. Generally, NYLIAC will immediately mail to you confirmation of any transactions involving the Separate Account. However, when we process automatic rebalancing transactions through AAR, receive premium payments on your behalf involving the Separate Account initiated through pre-authorized monthly deductions from banks, payments forwarded by your employer, or through other payments made by pre-authorized deductions to which we agree, a summary of these policy transactions will only appear on your quarterly statement and you will not receive an immediate confirmation statement after each such transaction. If you feel a transaction has been processed incorrectly, it is your responsibility to contact us in writing and provide us with all relevant details. You must provide us with the nature of the error, the date of the error and any other relevant details. It is important that you review your confirmation and quarterly statements carefully and promptly report any errors and discrepancies to us, preferably, within fifteen (15) days of the date of the statement in question. It is important that you inform NYLIAC of an address change so that you can receive these policy statements (see Question 16 of this Prospectus). In the event your statement is returned from the US

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Postal Service as undeliverable, we reserve the right to suspend mailing future correspondence and also suspend current transaction processing until an accurate address is obtained. In addition, no new service requests can be processed until a valid current address is provided.

CHARGES AND DEDUCTIONS

Surrender Charges

Since no deduction for a sales charge is made from premium payments, we impose a surrender charge on certain partial withdrawals and surrenders of the policies. The surrender charge covers certain expenses relating to the sale of the policies, including commissions to registered representatives and other promotional expenses. We measure the surrender charge as a percentage of the amount withdrawn or surrendered. The surrender charge may apply to amounts applied under certain Income Payment options.

If you surrender your policy, we deduct the surrender charge from the amount paid to you. However, you can withdraw any investment gains under your policy without a surrender charge (see “CHARGES AND DEDUCTIONS—Exceptions to Surrender Charges”, below). In the case of a partial withdrawal, you can direct NYLIAC to take surrender charges either from the remaining value of the Allocation Options and/or the DCA Advantage Account from which the partial withdrawals are made, or from the amount paid to you. If the remaining value in an Allocation Option and/or the DCA Advantage Account is less than the necessary surrender charge, we will not process the withdrawal.

The guaranteed maximum surrender charge will be 8% of the amount withdrawn. The percentage of the surrender charge varies, depending upon the length of time a premium payment is in your policy before it is withdrawn. For purposes of calculating the applicable surrender charge, we deem premium payments to be withdrawn on a first-in, first-out basis. Unless required otherwise by state law, the surrender charge for amounts withdrawn or surrendered during the first Payment Year(s) following the premium payment to which such withdrawal or surrender is 8% of the amount withdrawn or surrendered. This charge then declines by 1% per year for each additional Payment Year, until the seventh Payment Year, after which no charge is made, as shown in the following chart:

Amount of Surrender Charge

Payment Year	Surrender Charge
1	8%
2	7%
3	6%
4	5%
5	4%
6	3%
7	2%
8	0%

In no event will the aggregate surrender charge applied under the policy exceed nine percent (9.0%) of the total premium payments.

Exceptions to Surrender Charges

We will not assess a surrender charge:

(a)

for policies issued to policyowners age 75 and under, on amounts you withdraw in any Policy Year that are less than or equal to the greatest of (i) 10% of the Accumulation Value as of the last Policy Anniversary (10% of the premium payment if the withdrawal is made in the first Policy Year) less any prior surrender charge free withdrawals during the Policy Year; (ii) 10% of the Accumulation Value at the time of withdrawal, less any prior surrender charge free withdrawals during the Policy Year; or (iii) the Accumulation Value less accumulated premium payments. In response to the public emergency created by the COVID-19 pandemic, however, effective March 23, 2020 we have increased the percentages noted in the preceding sentence to 15%. We reserve the right to discontinue the change at any time. We will notify you of such discontinuation.

(b)

for policies issued to policyowners ages 76 to 80, on amounts you withdraw in any Policy Year that are less than or equal to the greatest of (i) 50% of the Accumulation Value as of the last Policy Anniversary (50% of

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the premium payment if the withdrawal is made the first Policy Year); (ii) the Accumulation Value less the accumulated premium payments; or (iii) 50% of the Accumulation Value at the time of the withdrawal, less any prior Surrender Charge free withdrawals during the Policy Year. In response to the public emergency created by the COVID-19 pandemic, however, effective March 23, 2020 we have increased the percentages noted in the preceding sentence to 55%. We reserve the right to discontinue the change at any time. We will notify you of such discontinuation.

(c)	if NYLIAC cancels the policy;

(d)	when we pay proceeds upon the death of the policyowner;

(e)	when you select an Income Payment option involving life income in any Policy Year after the first Policy Anniversary;

(f)	when a required minimum distribution calculated based on the value of this policy is made under a Qualified Policy (this amount will, however, count against the first exception);

(g)	on withdrawals you make under the Living Needs Benefit/Unemployment Rider;

(h)	on monthly or quarterly periodic partial withdrawals made pursuant to Section 72(t)(2)(A)(iv) of the Code;

and

(i)	when the aggregate surrender charges under a policy exceed 9.0% of the total premium payments.

Other Charges

(a) Mortality and Expense Risk and Administrative Costs Charge

Prior to the Annuity Commencement Date, we deduct a charge from the assets of the Separate Account to compensate us for certain mortality and expense risks and administrative costs (M&E Charge) we assume under the policies and for providing policy administration services. You may choose to have the M&E Charge assessed based on either the Accumulation Value of the policy or the Adjusted Premium Payments. The M&E Charge is 1.35% (annualized) of the daily average Variable Accumulation Value for Accumulation Value based policies. For premium based policies, the M&E Charge is 1.55% (annualized) of the Adjusted Premium Payments and will be deducted from the Investment Divisions through a reduction in Accumulation Units each policy quarter (excluding premiums allocated to the Fixed Account that are not transferred to the Investment Divisions). Please note, in some jurisdictions, the M&E Charge for policies based on Adjusted Premium Payments cannot be deducted from the DCA Advantage Account. For Accumulation Value based M&E Charge policies, the M&E Charge may vary based on the Accumulation Value of the policy when the M&E Charge is deducted. In most jurisdictions, for Premium based M&E Charge policies, the M&E Charge is assessed based on the Adjusted Premium Payments and will not vary with fluctuations in the policy’s Accumulation Value. We guarantee that this charge will not increase. If the charge is insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. We expect to profit from this charge. We may use these proceeds for any corporate purpose, including expenses relating to the sale of the policies, to the extent that surrender charges do not adequately cover sales expenses.

The amount of Premium based M&E Charges deducted from your Accumulation Value will be unaffected by fluctuations in market performance. In a rising market, the Premium based M&E Charge structure will benefit the policyowner because the Premium based M&E Charge, when measured as a percentage of separate account assets, will be reduced. In a flat or declining market, the Premium based M&E Charge structure will result in an increase in the charge when measured against separate account assets. The amount of Accumulation Value based M&E Charges assessed to your policy will be affected by fluctuations in market performance. However, the Accumulation Value based M&E Charge structure may be more advantageous in a flat or declining market.

The mortality risk assumed is the risk that Annuitants as a group will live for a longer time than our actuarial tables predict. As a result, we would be paying more Income Payments than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each policy, will differ from actual mortality experience. Lastly, we assume a mortality risk that, at the time of death, the guaranteed minimum death benefit will exceed the policy’s Accumulation Value. The expense risk assumed is the risk that the cost of issuing and administering the policies will exceed the amount we charge for these services. We expect to make a profit from this charge, which we may use for any purpose.

(b) Policy Service Charge

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We deduct an annual policy service charge of $30 each Policy Year on the Policy Anniversary and upon surrender of the policy. However, the policy service charge is waived for policies with $100,000 or more in Accumulation Value.

We deduct the annual policy service charge from each Allocation Option and the DCA Advantage Account, if applicable, in proportion to its percentage of the Accumulation Value on the Policy Anniversary or date of surrender. This charge is designed to cover the costs for providing services under the policy such as collecting, processing and confirming premium payments and establishing and maintaining the available methods of payment.

(c) Investment Protection Plan Rider Charge

The Investment Protection Plan Rider is available as an option under the policy. If you purchase the Investment Protection Plan, we will deduct a charge on the first Business Day of the next policy quarter following each policy quarter that the rider is in effect based on the amount that is guaranteed. We will deduct this charge beginning with the first policy quarter after the effective date of the rider. (See “RIDERS-INVESTMENT PROTECTION PLAN RIDER.”) In most jurisdictions, we will deduct the charge from each Allocation Option and the DCA Advantage Account in proportion to its percentage of the Accumulation Value on the first Business Day of the applicable policy quarter.

If you purchased the IPP Rider before February 15, 2010, the maximum annual charge is 1.00% of the amount that is guaranteed. The maximum annual charge for policyowners who select this feature on or after February 15, 2010 is 1.25% of the amount that is guaranteed. We may set a lower charge at our sole discretion.

For IPP Riders selected before February 15, 2010, the current Rider Reset charge is 0.80% of the amount that is guaranteed, applied on a quarterly basis (0.20% per quarter).

For IPP Riders selected on or after February 15, 2010, the current Rider and Rider Reset charge is 0.70% of the amount that is guaranteed, applied on a quarterly basis (0.175% per quarter).

You should check with your registered representative to determine the percentage we are currently charging before you purchase this feature.

If you reset the amount that is guaranteed, a new charge for the rider may apply. This charge may be more or less than the charge currently in effect on your policy but will never exceed the stated maximum. The charge in effect on the effective date of the rider or on the effective date of any reset will not change after the date the rider (or any reset) becomes effective, unless you again reset the rider’s guaranteed amount. After a reset, we will continue to deduct the current charge until the first policy quarter following the effective date of the reset.

(d) Investment Protection Plan II Rider Charge

IPP II was available as an option under the policy at the time of application. If you purchased IPP II, we deduct a charge each policy quarter based on the amount that is guaranteed. We deduct this charge beginning with the first policy quarter after the effective date of the rider. (See “RIDERS-Investment Protection Plan II Rider (optional).”) In most jurisdictions, we deduct the charge from each Allocation Option and the DCA Advantage Account in proportion to its percentage of the Accumulation Value on the first Business Day of the applicable policy quarter.

The guaranteed maximum annual charge is 1.50% of the amount that is guaranteed. We may set a lower charge at our sole discretion.

For IPP II Rider Resets, the current charge is 0.70% of the amount that is guaranteed, applied on a quarterly basis (0.175% per quarter).

If you reset the amount that is guaranteed, a new charge for IPP II may apply. This charge may be more or less than the charge currently in effect on your policy, but will never exceed the stated maximum. The charge in effect on the effective date of the rider or on the effective date of any reset will not change after the date the rider (or any reset) becomes effective, unless you again reset the rider’s guaranteed amount. We will continue to deduct the current charge until the first policy quarter following the effective date of the reset.

(e) Guaranteed Investment Protection Rider Charge

GIPR was available as an option under the policy at the time of application. If you purchased GIPR, we deduct a charge each policy quarter based on the amount that is guaranteed. We deduct this charge beginning with the first policy quarter after the effective date of the rider. (See “RIDERS-Guaranteed Investment Protection Rider (optional).”) In most jurisdictions, we deduct the charge from the Investment Divisions and DCA Advantage Account on a pro-rata basis on the first Business Day of the applicable policy quarter.

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The guaranteed maximum annual charge is 1.50% of the amount that is guaranteed. We may set a lower charge at our sole discretion.

For GIPR Rider Resets, the current charge is 0.70% of the amount that is guaranteed, applied on a quarterly basis (0.175% per quarter).

If you reset the amount that is guaranteed, a new charge for GIPR may apply. This charge may be more or less than the charge currently in effect on your policy, but will never exceed the stated maximum. The charge in effect on the effective date of the rider or on the effective date of any reset will not change after the date the rider (or any reset) becomes effective, unless you again reset the rider’s guaranteed amount. We will continue to deduct the current charge until the first policy quarter following the effective date of the reset.

(f) Guaranteed Investment Protection Rider 2.0 Charge

GIPR 2.0 was available as an option under the policy at time of application. If you purchased GIPR 2.0, we deduct a charge each policy quarter based on the amount that is guaranteed. We deduct this charge beginning with the first policy quarter after the effective date of the rider. (See “RIDERS-Guaranteed Investment Protection Rider 2.0 (optional).”) In most jurisdictions, we deduct the charge from the Investment Divisions DCA Advantage Account on a pro-rata basis on the first Business Day of the applicable policy quarter.

The guaranteed maximum annual charge ranges from 1.50% to 2.00% of the amount that is guaranteed, depending on the term you choose. We may set a lower charge at our sole discretion.

For GIPR 2.0 Rider Resets, the current charge ranges from 0.45% to 1.00% of the amount that is guaranteed, applied on a quarterly basis (0.1125% to 0.025% per quarter), depending on the term you choose.

If you reset the amount that is guaranteed, a new charge for GIPR 2.0 may apply. This charge may be more or less than the charge currently in effect on your policy but will never exceed the stated guaranteed maximum. The charge in effect on the effective date of the rider or on the effective date of any reset will not change after the date the rider (or any reset) becomes effective, unless you again reset the rider’s guaranteed amount. We will continue to deduct the current charge until the first policy quarter following the effective date of the reset.

(g) Rider Risk Charge Adjustment

If you cancel the Investment Protection Plan Rider, the Investment Protection Plan II Rider, the Guaranteed Investment Protection Rider or the Guaranteed Investment Protection Rider 2.0, we will deduct a one-time Rider Risk Charge Adjustment from your Accumulation Value in certain Investment Divisions or the DCA Advantage Account. The cancellation will be effective on the date that VPSC (at one of the addresses listed in Question 15 of this Prospectus) receives your cancellation request. (See “RIDERS—Investment Protection Plan Rider (optional)”, “Investment Protection Plan II Rider (optional)”, “Guaranteed Investment Protection Rider (optional)” or “Guaranteed Investment Protection Rider 2.0 (optional)” as applicable). In most jurisdictions, we will deduct the Rider Risk Charge Adjustment from an Investment Division or the DCA Advantage Account in proportion to its percentage of the Accumulation Value on that day. We will not deduct this charge if you surrender your policy. However, surrender charges may apply.

We will not change the adjustment for a particular policy once it is set on the date the rider takes effect. The maximum Rider Risk Charge Adjustment is 2.00% of the amount that is guaranteed, except in the case of the GIPR 2.0 Rider with a 20-year term, which has a 1.00% maximum. We may set a lower charge at our sole discretion. You should check with your registered representative to determine the percentage we are currently charging before you purchase this feature.

If you reset the amount that is guaranteed, a new Rider Risk Charge Adjustment may apply. This charge may be more or less than the charge currently in effect on your policy, but will never exceed the stated maximum. The adjustment charge in effect on the effective date of the rider or on the effective date of any reset will not increase after the rider is issued.

(h) Fund Charges

The value of the assets of the Separate Account will indirectly reflect the Funds’ total fees and expenses. The Funds’ total fees and expenses are not part of the policy. They may vary in amount from year to year. These fees and expenses are described in detail in the relevant Fund’s prospectus and/or SAI.

Certain Eligible Portfolios may also impose liquidity or redemption fees on withdrawals (including transfers) pursuant to SEC rules, including Rules 2a-7 or 22c-2 under the Investment Company Act of 1940. In such cases, we would administer the Fund fees and deduct them from your Accumulation Value or transaction proceeds.

(i) Transfer Fees

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Currently, we do not charge for transfers under the policy. However, we reserve the right to charge up to $30 for each transfer after the first 12 in a given Policy Year, subject to any applicable state insurance law requirements. The charge is to compensate us for the expense of processing the transfer. The transfer charge, if applicable, will be assessed at the time that the transfer is processed. Each time you request a transfer, we will assess the transfer charge, if applicable. Separate requests submitted on the same day will each be treated as separate transfers. Transfers made under Dollar Cost Averaging, Interest Sweep, the DCA Advantage Account and Automatic Asset Reallocation do not count toward this transfer limit.

(j) Enhanced Beneficiary Benefit Rider Charge

If you purchased the EBB Rider (in jurisdictions where available), we will deduct a charge each policy quarter that the rider is in effect based on the Accumulation Value. We will deduct this charge beginning with the first policy quarter after the Policy Date. In most jurisdictions, this charge will be deducted quarterly from each Allocation Option and the DCA Advantage Account, if applicable, in proportion to its percentage of the Accumulation Value.

The maximum annual charge is 1.00% of the policy’s Accumulation Value, applied on a quarterly basis. We may set a lower charge at our sole discretion. The current charge for the EBB Rider is 0.30% of the policy’s Accumulation Value, applied on a quarterly basis (0.075% per quarter). You should check with your registered representative to determine the percentage we are currently charging before you elect this rider. This charge will not change once your policy is issued.

(k) Annual Death Benefit Reset (ADBR) Rider Charge

If you purchased the ADBR Rider, we will deduct a charge each policy quarter that the Rider is in effect based on the amount that is guaranteed as of the last Reset Anniversary. In most jurisdictions, this charge will be deducted from each Investment Division, the DCA Advantage Account and the Fixed Account, in proportion to its percentage of the Accumulation Value of the applicable quarter and will not reduce your Adjusted Premium Payments. However, for policies issued in New York, this charge will be deducted only from the Variable Accumulation Value. This charge will continue to be deducted while the policy remains in-force.

The charge for the ADBR Rider is based upon your age when the policy is issued, which will not change. The maximum annual charge is 1.00% of the most recent reset amount, or the initial premium payment in the first Policy Year. You should check with your registered representative to determine the percentage we are currently charging. As of the date of this Prospectus, the charges are as follows:

Age of Oldest Owner at Issue	Annual Charge
65 or younger	0.30% (.0750% per quarter)
66 to 75 inclusive	0.35% (.0875% per quarter)

(l) Investment Protection Plan Rider/Annual Death Benefit Reset Rider Package Charge

If you purchased the Investment Protection Plan Rider/Annual Death Benefit Reset Rider combination package (“IPP + ADBR”), we deduct reduced ADBR and IPP rider charges each policy quarter that the IPP + ADBR package is in effect. The maximum annual charge for the combination of the ADBR and IPP rider charges is 2.00%. With the IPP + ADBR package, the current ADBR Rider charge is 0.25% of the amount that is reset on the last policy anniversary, applied on a quarterly basis. With the IPP + ADBR package, for policies purchased before February 15, 2010, the current IPP Rider reset charge is 0.75% of the amount that is guaranteed under the IPP Rider, applied on a quarterly basis. With the IPP + ADBR package, for policies purchased after February 15, 2010, the current IPP rider reset charge is 0.65%. Please note that if the IPP Rider is cancelled, the charge for the ADBR Rider will revert to the charge that is assessed for that rider, if purchased separately.

(m) Investment Protection Plan II Rider/Annual Death Benefit Reset Rider Package Charge

If you purchased the Investment Protection Plan II Rider/Annual Death Benefit Reset Rider combination package (“IPP II + ADBR”), we deduct reduced ADBR and IPP II rider charges each policy quarter that the IPP II + ADBR package is in effect. The maximum annual charge for the combination of the ADBR and IPP II Rider charges is 2.00%. With the IPP II + ADBR package, the current ADBR Rider charge is 0.25% of the most recent reset amount, applied on a quarterly basis. With the IPP II + ADBR package, the current IPP II Rider reset charge is 0.65% of the amount that is guaranteed under the IPP II, applied on a quarterly basis. Please note that if IPP II is cancelled, the charge for the ADBR Rider will revert to the charge that is assessed for that rider, if purchased separately.

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(n) Guaranteed Investment Protection Rider/Annual Death Benefit Reset Rider Package Charge

If you purchased the Guaranteed Investment Protection Rider/Annual Death Benefit Reset Rider combination package (“GIPR + ADBR”) (in jurisdictions where available), we deduct reduced ADBR and GIPR rider charges each policy quarter that the GIPR + ADBR package is in effect. The maximum annual charge for the combination of the ADBR and GIPR rider charges is 2.00%. With the GIPR + ADBR package, the current ADBR Rider charge is 0.25% of the most recent reset amount, applied on a quarterly basis. With the GIPR + ADBR package, the current GIPR Rider reset charge is 0.65% of the amount that is guaranteed under the GIPR, applied on a quarterly basis. Please note that if GIPR is cancelled, the charge for the ADBR Rider will revert to the charge that is assessed for that rider, if purchased separately.

(o) Guaranteed Investment Protection Rider 2.0/Annual Death Benefit Reset Rider Package Charge

If you purchased the Guaranteed Investment Protection Rider 2.0/Annual Death Benefit Reset Rider combination package (“GIPR 2.0 + ADBR”) (in jurisdictions where available), we deduct reduced ADBR and GIPR 2.0 rider charges each policy quarter that the GIPR 2.0 + ADBR package is in effect. The maximum annual charge for the combination of the ADBR and GIPR 2.0 rider charges ranges from 2.00% to 2.50%, depending on the GIPR 2.0 term you choose. With the GIPR 2.0 + ADBR package, the current ADBR rider charge is 0.25% of the most recent reset amount, applied on a quarterly basis. With the GIPR 2.0 + ADBR package, the current GIPR 2.0 Rider reset charge ranges from 0.40% to 0.95% of the amount that is guaranteed under the GIPR 2.0, applied on a quarterly basis, depending on the GIPR 2.0 term you choose. Please note that if GIPR 2.0 is cancelled, the charge for the ADBR Rider will revert to the charge that is assessed for that rider, if purchased separately.

Group and Sponsored Arrangements

For certain group or sponsored arrangements, we may reduce the surrender charge and the policy service charge or change the minimum initial and additional premium payment requirements. Group arrangements include those in which a trustee or an employer, for example, purchases policies covering a group of individuals on a group basis. Sponsored arrangements include those in which an employer allows us to sell policies to its employees or retirees on an individual basis.

Our costs for sales, administration, and mortality generally vary with the size and stability of the group among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, including our requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy policies or that have been in existence less than six months will not qualify for reduced charges.

We will make any reductions according to our rules in effect when an application or enrollment form for a policy is approved. We may change these rules from time to time. Any variation in the surrender charge or policy service charge will reflect differences in costs or services and will not be unfairly discriminatory.

Taxes

NYLIAC may, where premium taxes are imposed by state law, deduct such taxes from your policy either: (i) when a surrender or cancellation occurs, or (ii) at the Annuity Commencement Date. Applicable premium tax rates depend upon such factors as your current state of residency, and the insurance laws and NYLIAC’s status in states where premium taxes are incurred. Current premium tax rates range from 0% to 3.5%. Applicable premium tax rates are subject to change by legislation, administrative interpretations or judicial acts.

We may in the future seek to amend the policies to deduct premium taxes when a premium payment is received.

Under present laws, NYLIAC will also incur state and local taxes (in addition to the premium taxes described above) in several states. NYLIAC may assess charges for such taxes.

NYLIAC does not expect to incur any federal income tax liability attributable to investment income or capital gains retained as part of the Separate Account reserves under the policies. (See “FEDERAL TAX MATTERS.”) Based upon these expectations, no charge is being made currently for corporate federal income taxes which may be attributable to the Separate Account. Such a charge may be made in future years for any federal income taxes NYLIAC incurs.

DISTRIBUTIONS UNDER THE POLICY

Surrenders and Withdrawals

You can make partial withdrawals, periodic partial withdrawals, hardship withdrawals or surrender the policy to receive part or all of the Accumulation Value at any time before the Annuity Commencement Date and while the Annuitant is living. To request a surrender or withdrawal, you can send a written request in Good Order to VPSC at one of the addresses

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listed on Question 15 of this Prospectus, or utilize any other method we make available. Faxed and e-mailed requests are not currently accepted, however, we reserve the right to accept them at our discretion. If the request is in Good Order, the amount available for withdrawal is the Accumulation Value at the end of the Business Day that VPSC receives the written request, less any outstanding loan balance, surrender charges, taxes that we may deduct, and the annual policy service charge, if applicable. If you have not provided us with a written election not to withhold federal income taxes at the time you make a withdrawal or surrender request, NYLIAC must by law withhold such taxes from the taxable portion of any surrender or withdrawal. We will remit that amount to the federal government. In addition, some states have enacted legislation requiring withholding. You can also request a partial withdrawal online at www.newyorklife.com. Currently, online withdrawals cannot exceed $10,000. NYLIAC will pay all surrenders or withdrawals within seven days of receipt of all required information in Good Order (including documents necessary to comply with federal and state tax law), subject to postponement in certain circumstances. (See “DISTRIBUTIONS UNDER THE POLICY—Delay of Payments.”)

Since you assume the investment risk with respect to amounts allocated to the Separate Account and because certain surrenders or withdrawals are subject to a surrender charge and premium tax deduction, the total amount paid upon surrender of the policy (taking into account any prior withdrawals) may be more or less than the total premium payments made.

Surrenders and withdrawals may be taxable transactions, and the Code provides that a 10% penalty tax may be imposed on certain early surrenders or withdrawals (the penalty tax is increased to 25% in the case of a distribution from a SIMPLE IRA within the first two years of your participation in the SIMPLE IRA Plan.) (See “FEDERAL TAX MATTERS—Taxation of Annuities in General.”) In addition, taxable surrenders and withdrawals may be subject to an additional 3.8 percent tax on net investment income. (See “FEDERAL TAX MATTERS—3.8 Percent Tax on Certain Investment Income.”)

(a) Surrenders

We may deduct a surrender charge and any state premium tax, if applicable, any outstanding loan balance, and the annual policy service charge, if applicable, from the amount paid. We will pay the proceeds in a lump sum to you unless you elect a different Income Payment method. If your address or bank account information has been on file with us for less than 30 days, we may require additional verification of your identity, in Good Order, before we will process a request to send surrender proceeds electronically to that bank account or through the mail to that address. For requests to surrender amounts greater than $50,000, we may require a notarized confirmation of the owner(s) signature. (See “DISTRIBUTIONS UNDER THE POLICY—Income Payments.”) Surrenders may be taxable transactions and the 10% penalty tax provisions may be applicable. (See “FEDERAL TAX MATTERS—Taxation of Annuities in General.”)

(b) Partial Withdrawals

The minimum amount that can be withdrawn is $500, unless we agree otherwise. We will withdraw the amount from the Allocation Options in accordance with your request. However, if you do not specify how to allocate a partial withdrawal among the Allocation Options we will deduct the partial withdrawal on a pro-rata basis. Your requested partial withdrawal will be effective on the date we receive your request in Good Order at the VPSC or online at www.newyorklife.com. However, if that day is not a Business Day or if your request is received after the close of the NYSE, then the requested partial withdrawal will be effective on the next Business Day. Generally, we will pay the partial withdrawal within seven days of that date. Partial withdrawals may be taxable transactions and the 10% penalty tax provisions may be applicable. (See “FEDERAL TAX MATTERS—Taxation of Annuities in General.”)

If the requested partial withdrawal is equal to the value in any of the Allocation Options from which the partial withdrawal is being made, we will pay the entire value of that Allocation Option and/or the DCA Advantage Account, less any surrender charge that may apply to you. If honoring a partial withdrawal request would result in an Accumulation Value of less than $2,000, we reserve the right to terminate your policy and pay you the Accumulation Value in a single sum, subject to any applicable state insurance law or regulation. We will notify you of our intention to exercise this right and give you 90 days to make a premium payment. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum.

Also note that partial withdrawal requests for amounts greater than $50,000 must be received in Good Order and we may require a notarized confirmation of the Owner(s) signature. If your address or bank account information has been on file with us for less than 30 days, we may require the request in writing or require additional verification of your identity, in a means acceptable to us, before we will process a request to send partial withdrawal proceeds electronically to that bank account or through the mail to that address. In addition, partial withdrawal requests made from policies that are less than 90 days old or that had an ownership change within 30 days of such partial withdrawal request must be made in writing and sent to VPSC at one of the addresses noted in Question 15 of this Prospectus. Faxed and e-mailed requests are not currently accepted; however, we reserve the right to accept them at our discretion.

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It is important to note that any withdrawal reduces the Guaranteed Amount and death benefit proportionally.

(c) Periodic Partial Withdrawals

You may elect to receive regularly scheduled partial withdrawals from the policy. These periodic partial withdrawals may be paid on a monthly, quarterly, semi-annual, or annual basis. You will elect the frequency of the withdrawals and the day of the month for the withdrawals to be made (may not be the 29th, 30th or 31st of a month). We will make all withdrawals on the day of each calendar month you specify, or on the next Business Day (if the day you have specified is not a Business Day or does not exist in that month). To process Periodic Partial Withdrawals, you must send a written request in Good Order to VPSC at one of the addresses listed in Question 15 of this Prospectus. NYLIAC must receive a request in writing no later than five Business Days prior to the date the withdrawals are to begin. If your request for this option is received less than five Business Days prior to the date you request it to begin, the withdrawals will begin on the day of the month you specify in the month following the receipt of your request. Faxed and e-mailed requests are not currently accepted; however, we reserve the right to accept them at our discretion. You must specify the Allocation Options from which the periodic partial withdrawals will be made. The minimum amount under this feature is $100, or such lower amount as we may permit. Periodic partial withdrawals may be taxable transactions and the 10% penalty tax provisions may be applicable. (See “FEDERAL TAX MATTERS—Taxation of Annuities in General.”) If you do not specify otherwise, we will withdraw money on a pro-rata basis from each Investment Division and/or the Fixed Account. You may not make periodic partial withdrawals from the DCA Advantage Account.

You can elect to receive “Interest Only” periodic partial withdrawals for the interest earned on monies allocated to the Fixed Account. This option is not available for policies issued in the State of New York. If this option is chosen, the $100 minimum for periodic partial withdrawals will be waived. However, you must have at least $5,000 in the Fixed Account at the time of each periodic partial withdrawal, unless we agree otherwise.

It is important to note that any withdrawal reduces the Guaranteed Amount and death benefit proportionally.

(d) Hardship Withdrawals

Under certain Qualified Policies, the Plan Administrator (as defined in Code Section 414(g)) may allow, in its sole discretion, certain withdrawals it determines to be “Hardship Withdrawals.” The surrender charge and 10% penalty tax, if applicable, and provisions applicable to partial withdrawals apply to Hardship Withdrawals.

Required Minimum Distribution Option

As of January 1, 2020, the age when required distributions must begin for IRAs, SIMPLE IRAs, SEP IRAs and TSAs has increased from age 70 1⁄2 to 72. This change only applies if you attain age 70 1⁄2 on or after January 1, 2020. For IRAs, SIMPLE IRAs and SEP IRAs, the policyowner is generally not required to elect the required minimum distribution option until April 1st of the year following the calendar year he or she attains age 72. For TSAs, the policyowner is generally not required to elect the required minimum distribution option until April 1st of the year following the later of the calendar year he or she attains age 72 (70 1⁄2 if the policyowner attained age 70 1⁄2 prior to January 1, 2020) or the calendar year he or she retires. For Inherited IRAs, a policyowner who is an Eligible Designated Beneficiary is required to take the first required minimum distribution on or before December 31 of the calendar year following the year of the original owner’s death.

The Coronavirus Aid, Relief and Economic Security Act waives the required minimum distribution rules for calendar year 2020 for (i) plans (including 401(k) plans) qualified under Code Section 401, (ii) defined contribution plans described in Code Sections 403(a) and 403(b), (iii) eligible governmental defined contribution plans described in Code Section 457(b) and (iv) IRAs described in Code Section 408. In addition, distributions which are required to be made in calendar year 2020 by reason of a required beginning date occurring in such calendar year and such distribution not having been made before January 1, 2020 are also waived.

Our Right to Cancel

If we do not receive any premium payments for a period of two years, and the Accumulation Value of your policy would provide Income Payments of less than $20 per month on the Annuity Commencement Date, we reserve the right to terminate your policy subject to any applicable state insurance law or regulation. We will notify you of our intention to exercise this right and, provided that you are not older than the maximum age for making a premium payment as stated on the Policy Data Page, give you 90 days to make a premium payment. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum. For single premium policies, this section is modified as indicated in Appendix 1 of this Prospectus.

Annuity Commencement Date

The Annuity Commencement Date is the date specified on the Policy Data Page. The Annuity Commencement Date is the day that Income Payments are scheduled to commence (sometimes referred to as annuitization of the policy) unless the policy has been surrendered or an amount has been paid as proceeds to the designated Beneficiary prior to that date. The earliest possible Annuity Commencement Date is the first Policy Anniversary. If we agree, you may change the Annuity Commencement Date to an earlier date. If we agree, you may also defer the Annuity Commencement Date to a later date, provided that we receive notice in a form acceptable to us (or as required under state law) of the request at least one month before the last selected Annuity Commencement Date. To request to change or defer the Annuity

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Commencement Date to a later date, subject to the constraints noted above, you must provide notice in a form acceptable to us (or as required under state law) in Good Order to VPSC at one of the addresses listed in Question 15 of this Prospectus.

The Annuity Commencement Date and Income Payment method for Qualified Policies may also be controlled by endorsements, the plan, or applicable law.

Death Before Annuity Commencement

Unless amended by any rider attached to the policy, if the Owner dies prior to the Annuity Commencement Date, we will pay an amount as proceeds to the designated Beneficiary, as of the date VPSC receives proof of death and all other required information in Good Order at one of the addresses listed in Question 15 of this Prospectus. Generally, NYLIAC will not issue a policy to joint owners. However, if NYLIAC makes an exception and issues a jointly owned policy, ownership rights and privileges under the policy must be exercised jointly and benefits under the policy will be paid upon the death of any joint owner. (See “FEDERAL TAX MATTERS—Taxation of Annuities in General.”) For policies owned by a grantor trust, all of whose grantors are individuals, benefits will be paid upon the death of any grantor. The amount will be the greater of:

(a)	the Accumulation Value, less any outstanding loan balance; or

(b)	the Adjusted Death Benefit Premium Payments.

If more than one Beneficiary is named, each Beneficiary will be paid a pro rata portion from each Investment Division, the Fixed Account and the DCA Advantage Account, if applicable, in which the policy is invested as of the date we receive proof of death and all requirements necessary to make the payment to that Beneficiary. We will keep the remaining balance in the policy to pay the other Beneficiaries. Due to market fluctuations, the remaining Accumulation Value may increase or decrease and we may pay subsequent Beneficiaries a different amount. Beneficiary(ies) may not make transfers between Investment Divisions of the Separate Account, the Fixed Account or any other investment option that we may offer at any time.

We will make payments in a lump sum to the Beneficiary unless you have elected or the Beneficiary elects otherwise in a signed written notice in Good Order. If such an election is properly made, we will apply all or part of these proceeds:

(i)	under a life Income Payment option to provide an immediate annuity for the Beneficiary who will be the policyowner and Annuitant; or

(ii)	under another Income Payment option we may offer at the time.

Payments under the annuity or under any other method of payment we make available must be for the life of the Beneficiary, or for a number of years that is not more than the life expectancy of the Beneficiary at the time of the policyowner’s death (as determined for federal tax purposes), and must begin within one year after the policyowner’s death. (See “DISTRIBUTIONS UNDER THE POLICY—Income Payments.”)

If your spouse (as defined under Federal law) is the sole primary Beneficiary, we can pay the proceeds to the surviving spouse if you die before the Annuity Commencement Date or the policy can continue with the surviving spouse as (a) the new policyowner and, (b) the Annuitant, if you were the Annuitant. If the Annuitant is not the Owner and the Annuitant dies before the Annuity Commencement Date, the Owner will become the Annuitant and the policy will continue.

We will make any distribution or application of policy proceeds within 7 days after VPSC receives all documents (including documents necessary to comply with federal and state tax law) in connection with the event or election that causes the distribution to take place at one of the addresses listed in Question 15 of this Prospectus, subject to postponement in certain circumstances. (See “DISTRIBUTIONS UNDER THE POLICY—Delay of Payments.”)

Income Payments

(a) Election of Income Payment Options

On the Annuity Commencement Date, the Accumulation Value will be applied to provide a monthly Income Payment. We will make Income Payments under the Life Income—Guaranteed Period Payment Option. (See “ANNUITY PAYMENTS” in the Statement of Additional Information.) However, on or before the Annuity Commencement Date, you can elect to receive Income Payments under such other option we may offer at that time where permitted by state laws. We will require that a lump sum payment be made if the Accumulation Value is an amount that would provide Income

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Payments of less than $20 a month on the Annuity Commencement Date. If the Life Income—Guaranteed Period Payment Option is not chosen, you may change the Income Payment option or request any other method of payment we agree to at any time before the Annuity Commencement Date. To change the Income Payment option or to request another method of payment prior to the Annuity Commencement Date, you must send a written request in Good Order to VPSC at one of the addresses listed in Question 15 of this Prospectus. However, once payments begin, you may not change the option. If a life Income Payment option is chosen, we may require proof of birth date before Income Payments begin. For Income Payment options involving life income, the actual age of the Annuitant(s) will affect the amount of each payment. Since payments based on older Annuitants are expected to be fewer in number, the amount of each annuity payment should be greater. We will make payments under the Life Income Guaranteed Period Payment Option in the same specified amount and over the life of the Annuitant(s) with a guarantee of 10 years of payments, even if an Annuitant dies sooner. NYLIAC does not currently offer variable Income Payment options.

Effective for amounts received in taxable years beginning after December 31, 2010, a policyholder may elect to apply a portion of the Accumulation Value toward one of the Income Payment options we may offer, while the remainder of the policy continues to accumulate income on a tax-deferred basis. This is called a partial annuitization. A partial annuitization will reduce the benefits provided under the policy. The Accumulation Value will be reduced by the amount placed under one of the Income Payment options we may offer. Under a partial annuitization, the policy’s Accumulation Value, any riders under the policy and any charges assessed will be treated the same as they would under any other withdrawal from the policy’s Accumulation Value, except that surrender charges will not be assessed. (See “FEDERAL TAX MATTERS.”)

It is important to note that partial annuitizations reduce the Guaranteed Amount and death benefit proportionally.

Under Income Payment options involving life income, the Payee may not receive Income Payments equal to the total premium payments made under the policy if the Annuitant dies before the actuarially predicted date of death. We base Income Payment options involving life income on annuity tables that vary on the basis of gender, unless the policy was issued under an employer sponsored plan or in a state which requires unisex rates.

Taxable Income Payments may be subject to an additional 3.8 percent tax on net investment income. (See “FEDERAL TAX MATTERS—3.8 Percent Tax on Certain Investment Income.”)

(b) Proof of Survivorship

We may require satisfactory proof of survival from time to time, before we pay any Income Payments or other benefits. We will request the proof at least 30 days prior to the next scheduled payment date.

Delay of Payments

We will pay any amounts due from the Separate Account under the policy within seven (7) days of the date VPSC receives all documents (including documents necessary to comply with federal and state tax law) in connection with a payment request at one of the addresses listed in Question 15 of this Prospectus.

Situations where payment may be delayed:

1.	We may delay payment of any amounts due from the Separate Account under the policy and transfers among Investment Divisions during any period that:

(a)

The New York Stock Exchange (“NYSE”) is closed, for other than usual weekends or holidays; trading is restricted by the Securities and Exchange Commission (SEC); or the SEC declares that an emergency exists;

(b)	The SEC, by order, permits us to delay payment in order to protect our policyowners; or

(c)	The check used to pay the premium has not cleared through the banking system. This may take up to fifteen (15) days.

2.

We may delay payment of any amounts due from the Fixed Account and/or the DCA Advantage Account. When permitted by law, we may defer payment of any partial withdrawal or full surrender request for up to six months from the date of surrender from the Fixed Account and/or the DCA Advantage Account. We will pay interest of at least 3.0% per year on any partial withdrawal or full surrender request deferred for 30 days or more.

3.

Federal laws made to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or “freeze” a policy. If these laws apply in a particular policy(ies), we would not be allowed to pay any request for transfers, partial withdrawals, surrenders or death benefits. If a policy or an account is frozen, the Accumulation Value would be moved to a special segregated

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interest-bearing account and held in that account until we receive instructions from the appropriate federal regulator.

Designation of Beneficiary

You may select one or more Beneficiaries and name them in the application. Thereafter, before the Annuity Commencement Date and while you are living, you may change the Beneficiary by written notice in Good Order sent to one of the addresses listed in Question 15 of this Prospectus at www.newyorklife.com or you can utilize any other method we make available. If before the Annuity Commencement Date, the Annuitant dies while you are still living, you will become the new Annuitant under the policy. If you are the Annuitant, the proceeds pass to your Beneficiary.

If no Beneficiary for any amount payable, or for a stated share, survives you, the right to this amount or this share will pass to your estate. Payment of the proceeds will be made in a single sum to your estate. If any Beneficiary dies at the same time as you, or within fifteen (15) days after your death, but before we receive proof of death and all claim information in Good Order, we will pay any amount payable as though the Beneficiary died first.

Every state has unclaimed property laws, which generally declare an annuity policy to be abandoned after a period of inactivity of three to five years from the policy’s maturity date or the date the death benefit is due and payable. If, after a thorough search, we are unable to locate you after your policy’s Annuity Commencement Date, or if we are unable to locate your Beneficiary if you die before the Annuity Commencement Date, or you or the Beneficiary do not come forward to claim the policy proceeds or death benefit in a timely manner, the proceeds or death benefit may be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the annuitant last resided, as shown on our books and records, or to Delaware (our state of domicile). This escheatment is revocable, however, and the state is obligated to pay back the escheated amount if you or your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designation, including addresses, if and as they change. Please contact us at 1-800-598-2019 or send written notice to one of the addresses in Question 15 of the Prospectus.

Restrictions Under Code Section 403(b)(11)

With respect to 403(b) TSAs, distributions attributable to salary reduction contributions made in years beginning after December 31, 1988 (including the earnings on these contributions), as well as to earnings in such years on salary reduction accumulations held as of the end of the last year beginning before January 1, 1989, may not begin before the employee attains age 59 1⁄2, has a severance from employment, dies or becomes disabled. The Code section 403(b) plan may also provide for distribution in the case of hardship. However, hardship distributions are limited to amounts contributed by salary reduction. The earnings on such amounts may not be withdrawn. Even though a distribution may be permitted under these rules (e.g., for hardship or due to a severance from employment), it may still be subject to a 10% additional income tax as a premature distribution.

Under the final Code section 403(b) regulations, which the Department of Treasury published on July 26, 2007, employer contributions made to Code section 403(b) TSA contracts will be subject to new withdrawal restrictions. Under the new rules, amounts attributable to employer contributions to a Code section 403(b) TSA contract that is issued after December 31, 2008 may not be distributed earlier than the earliest of severance from employment or upon the occurrence of a certain event, such as after a fixed number of years, the attainment of a stated age, or disability. These new withdrawal restrictions do not apply to Code section 403(b) TSA contracts issued before January 1, 2009.

Under the terms of your Code section 403(b) plan, you may have the option to invest in other funding vehicles, including Code section 403(b)(7) custodial accounts. You should consult your plan document to make this determination.

Loans

Loans are available only if you have purchased an Accumulation Value based M&E Charge policy in connection with a 403(b) plan and may not be available in all states for plans subject to the Employment Retirement Income Security Act of 1974 (ERISA). Loans are not available for policies issued in the State of New York. To request a TSA loan, you must send a written request in Good Order to VPSC. If your address or bank account information has been on file with us for less than 30 days, we may require additional verification of your identity, in a form acceptable to us, before we will process a request to send loan proceeds electronically to that bank account or through the mail to that address. Under your 403(b) policy, you may borrow against your policy’s Accumulation Value prior to the Annuity Commencement Date. Unless we agree otherwise, only one loan may be outstanding at a time. There must be a minimum Accumulation Value of $5,000 in the policy at the time of the loan. The minimum loan amount is $500. The maximum loan that you may take is the lesser of: (a) 50% of the policy’s Accumulation Value on the date of the loan or (b) $50,000 minus your highest outstanding principal balance in the previous 12 months from your policy and any qualified employer plan (as defined under Sections

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72(p)(4) and 72(p)(2)(D) of the Code). Please note that adverse tax consequences could result from your failure to comply with this limitation. NYLIAC, and its affiliates and agents do not provide legal or tax advice nor assume responsibility or liability for any legal or tax consequences of any TSA loan taken under a 403(b) policy or the compliance of such loan with the Code limitations set forth in this paragraph or for determining whether any plan or loan is subject to and/or complies with ERISA.

We withdraw a loan processing fee of $25 from the Accumulation Value on a pro rata basis, unless prohibited by applicable state law or regulation. If on the date of the loan you do not have a Fixed Accumulation Value equal to at least 125% of the loan amount, we will transfer sufficient Accumulation Value from the Investment Divisions and/or the DCA Advantage Account on a pro rata basis so that the Fixed Accumulation Value equals 125% of the loan amount. While a loan is outstanding, you may not make partial withdrawals or transfers which would reduce the Fixed Accumulation Value to an amount less than 125% of the outstanding loan balance.

For all loans, of the assets being held in the Fixed Account to secure 125% of the loan amount, the interest rate credited to the amount representing the outstanding loan balance will be 2% less than the interest rate charged on the loan. The additional 25% being held in the Fixed Account to secure the loan will be credited with the current declared interest rate for both non-ERISA and ERISA subject plans. The credited interest rate will always be at least equal to the minimum guaranteed interest rate stated on the Policy Data Page.

For plans subject to ERISA, interest charged will be based on the Prime Rate, as reported in the Wall Street Journal on the first Business Day of a calendar year or the Moody’s Corporate Bond Yield Average as of two months before the date the rate is determined. The rate is determined on the first Business Day of the calendar year. We will assess interest in arrears as part of the periodic loan repayments.

You must repay the loan on a periodic basis not less frequent than quarterly and over a period no greater than five years from the date it is taken. If a loan repayment is in default, we will withdraw the amount in default from the Fixed Accumulation Value to the extent permitted by federal income tax rules. We will take such a repayment on a first-in, first-out (FIFO) basis from amounts allocated to the Fixed Account.

We permit loans to acquire a principal residence under the same terms described above, except that:

(a)	the minimum loan amount is $5,000; and

(b)	repayment of the loan amount may be extended to a maximum of twenty-five years.

We deduct any outstanding loan balance including any accrued interest from the Fixed Accumulation Value prior to payment of a surrender or the commencement of the annuity benefits. On death of the policyowner or Annuitant, we deduct any outstanding loan balance from the Fixed Accumulation Value as a partial withdrawal as of the date we receive the notice of death.

Loans are subject to the terms of the policy, your 403(b) plan and the Code, which may impose restrictions upon them. We reserve the right to suspend, modify, or terminate the availability of loans under this policy at any time. However, any action taken by us will not affect already outstanding loans. Also note that for Premium Based M&E Charge policies purchased in connection with TSA plans, you may not borrow any portion of your Accumulation Value.

THE FIXED ACCOUNT

The Fixed Account is backed by assets in NYLIAC’s general account, which includes all of NYLIAC’s assets except those assets specifically allocated to NYLIAC’s separate accounts. NYLIAC has sole discretion to invest the assets of the Fixed Account subject to applicable law. The Fixed Account is not registered under the federal securities laws and is generally not subject to their provisions. Therefore, generally you do not have the benefits and protections of these statutes for amounts allocated to the Fixed Account. These disclosures regarding the Fixed Account may be subject to certain applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. The Fixed Account is not available for policies issued in the State of New York.

(a) Interest Crediting

NYLIAC guarantees that it will credit interest at an annual effective rate of at least the minimum guaranteed interest rate stated on the Policy Data Page of your policy, to amounts allocated or transferred to the Fixed Account under the policies. As of the date of this Prospectus, the guaranteed minimum interest rate is 1%. Please contact your registered representative for the current guaranteed minimum interest rate. We credit interest on a daily basis. NYLIAC may, at its sole discretion, credit a higher rate or rates of interest to amounts allocated or transferred to the Fixed Account.

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Interest rates will be set on the anniversary of each premium payment or transfer. All premium payments, any Breakpoint Credits, and additional amounts (including transfers from other Investment Divisions) allocated to the Fixed Account, plus prior interest earned on such amounts, will receive their applicable interest rate for one-year periods from the anniversary on which the allocation or transfer was made. The Fixed Account Accumulation Value will never be less than the Fixed Account portion of the Nonforfeiture Value.

(b) Transfers Between the Fixed Account and Investment Divisions or an Asset Allocation Model

Generally, you may transfer amounts from the Fixed Account (if applicable) to the Investment Divisions or an available Asset Allocation Model up to 30 days prior to the Annuity Commencement Date, subject to the following conditions.

1. The maximum amount you are allowed to transfer from the Fixed Account to the Investment Divisions or an available Asset Allocation Model, including Interest Sweep transfers, during any Policy Year while the surrender charge period for the initial premium payment is in effect is 25% of the highest attained Fixed Account Accumulation Value as of the beginning of each Policy Year. When the surrender charge period is no longer in effect, the maximum amount that you are allowed to transfer from the Fixed Account to the Investment Divisions or an Asset Allocation Model may not exceed 50% of the highest attained Fixed Account Accumulation Value as of the beginning of each Policy Year, regardless of any new surrender charge periods applicable to additional premium payments. The highest attained Fixed Account Accumulation Value will decrease by the amount of any withdrawals made from the Fixed Account and increase by the amount of any additional premium payments made to the Fixed Account. When the Fixed Account Accumulation Value is zero, all previous Fixed Account Accumulation values are disregarded, and the next Premium Payment to the Fixed Account will then be considered the highest attained Fixed Account Accumulation Value until a subsequent anniversary results in a higher balance.

2. The remaining value in the Fixed Account after a transfer from the Fixed Account to the Investment Divisions or an available Asset Allocation Model must be at least $25. If, after a contemplated transfer, the remaining values in the Fixed Account would be less than $25, that amount must be included in the transfer, unless NYLIAC in its discretion permits otherwise. We determine amounts transferred from the Fixed Account on a first-in, first-out (FIFO) basis, for purposes of determining the rate at which we credit interest on amounts remaining in the Fixed Account.

3. For Premium Based M&E Charge policies, transfers are not allowed into the Fixed Account.

4. For Account Value based M&E Charge policies, transfers from the Investment Divisions to the Fixed Account must be at least $500.

For Premium based M&E Charge policies, premium payments transferred from the Fixed Account to the Investment Divisions or an Asset Allocation Model are subject to a Mortality and Expense Risk and Administrative Costs Charge.

Except as part of an existing request relating to the traditional Dollar Cost Averaging or the Interest Sweep option, you may not transfer money into the Fixed Account if you made a transfer out of the Fixed Account during the previous six-month period.

You must make transfer requests in writing in Good Order and sent to VPSC at one of the addresses listed in Question 15 of this Prospectus or by telephone in accordance with established procedures or through our online service at www.newyorklife.com. Faxed and e-mailed requests are not currently accepted, however, we reserve the right to accept them at our discretion.

We will deduct partial withdrawals and apply any surrender charges to the Fixed Account on a FIFO basis (i.e., from any value in the Fixed Account attributable to premium payments or transfers from Investment Divisions or an Asset Allocation Model in the same order in which you allocated such payments or transfers to the Fixed Account during the life of the policy).

THE DCA ADVANTAGE ACCOUNT

Like the Fixed Account, the DCA Advantage Account is also held in NYLIAC’s general account. The DCA Advantage Account is not registered under the federal securities laws. The information contained in the first paragraph under “THE FIXED ACCOUNT” applies equally to the DCA Advantage Account.

NYLIAC will set interest rates in advance for each date on which we may receive a premium payment to the DCA Advantage Account. We will never declare less than the minimum guaranteed interest rate stated on the Policy Data Page of your policy. If you choose to allocate your initial premium payment to the DCA Advantage Account, the initial premium, and any subsequent premium payments we receive for an initial DCA Advantage Account that is already open, will earn

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interest at the rate in effect on the date you signed your application. If an additional premium payment is allocated to the DCA Account after the duration of the initial account has expired, the DCA Advantage Account will be re-activated and will earn interest at the rate in effect on the Business Day we receive the premium payment.

Breakpoint Credits will receive the applicable interest rate in effect on the Business Day we receive the premium payment. Interest rates for subsequent premium payments made into the DCA Advantage Account may be different from the rate applied to prior premium payments made into the DCA Advantage Account. The DCA Advantage Account Accumulation Value will never be less than the DCA Advantage Account portion of the Nonforfeiture Value.

The annual effective rate that we declare is credited only to amounts remaining in the DCA Advantage Account. We credit the interest on a daily basis. Because money is periodically transferred out of the DCA Advantage Account, amounts in the DCA Advantage Account will not achieve the declared annual effective rate. Please note that interest credited under the DCA Advantage Account will exceed the actual investment earnings of NYLIAC less appropriate risk and expense adjustments. Excess interest amounts credited to the DCA Advantage Account will be recovered by fees and charges associated with the Investment Divisions in later Policy Years. The interest credited in later Policy Years may be less than that for the first Policy Year.

FEDERAL TAX MATTERS

Introduction

The following discussion is general and is not intended as tax advice. We issue both Qualified and Non-Qualified Policies. Both types of policies offer tax-deferred accumulation. A Non-Qualified Policy can provide for retirement income other than through a tax-qualified plan. Qualified Policies are designed for use by individuals in retirement plans which are intended to qualify as plans qualified for special income tax treatment under Sections 219, 403(b), 408 or 408A of the Code. The ultimate effect of federal income taxes on the Accumulation Value, on Income Payments and on the economic benefit to you, the Annuitant or the Beneficiary depends on the type of retirement plan for which the Qualified Policy is purchased, on the tax and employment status of the individual concerned and on NYLIAC’s tax status. The following discussion assumes that Qualified Policies are used in retirement plans that qualify for the special federal income tax treatment described above. This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under a policy. Any person concerned about these tax implications should consult a tax adviser before making a premium payment. This discussion is based upon NYLIAC’s understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. We cannot predict the likelihood of continuation of the present federal income tax laws or of the current interpretations by the Internal Revenue Service, which may change from time to time without notice. Any such change could have retroactive effects regardless of the date of enactment. Moreover, this discussion does not take into consideration any applicable state or other tax laws except with respect to the imposition of any state premium taxes. We suggest you consult with your tax adviser.

Taxation of Annuities in General

The following discussion assumes that the policies will qualify as annuity contracts for federal income tax purposes. The Statement of Additional Information discusses such qualifications.

Section 72 of the Code governs taxation of annuities in general. NYLIAC believes that an annuity policyowner generally is not taxed on increases in the value of a policy until distribution occurs either in the form of a lump sum received by withdrawing all or part of the Accumulation Value (i.e., surrenders or partial withdrawals) or as Income Payments under the Income Payment option elected. The exception to this rule is that generally, a policyowner of any deferred annuity policy who is not a natural person must include in income any increase in the excess of the policyowner’s Accumulation Value over the policyowner’s investment in the contract during the taxable year. However, there are some exceptions to this exception. You may wish to discuss these with your tax counsel. The taxable portion of a distribution (in the form of an annuity or lump sum payment) is generally taxed as ordinary income. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Accumulation Value generally will be treated as a distribution.

In the case of a withdrawal or surrender distributed to a participant or Beneficiary under a Qualified Policy, a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the contract to the total policy value. The “investment in the contract” generally equals the portion, if any, of any premium payments paid by or on behalf of an individual under a policy which is not excluded from the individual’s gross income. For policies issued in connection with qualified plans, the “investment in the contract” can be zero. The law requires the use of special simplified methods to determine the taxable amount of payments that are based in whole or in part on the Annuitant’s life and that are paid from TSAs.

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Generally, in the case of a withdrawal under a Non-Qualified Policy before the Annuity Commencement Date, amounts received are first treated as taxable income to the extent that the Accumulation Value immediately before the withdrawal exceeds the “investment in the contract” at that time. Any additional amount withdrawn is not taxable. On the other hand, upon a full surrender of a Non-Qualified Policy, if the “investment in the contract” exceeds the Accumulation Value (less any surrender charges), the loss is treated as an ordinary loss for federal income tax purposes. However, limitations may apply to the amount of the loss that may be deductible.

Although the tax consequences may vary depending on the Income Payment option elected under the policy, in general, only the portion of the Income Payment that represents the amount by which the Accumulation Value exceeds the “investment in the contract” will be taxed. After the investment in the Policy is recovered, the full amount of any additional Income Payments is taxable. For fixed Income Payments, in general, there is no tax on the portion of each payment which represents the same ratio that the “investment in the contract” bears to the total expected value of the Income Payments for the term of the payments. However, the remainder of each Income Payment is taxable until the recovery of the investment in the contract, and thereafter the full amount of each annuity payment is taxable. If death occurs before full recovery of the investment in the contract, the unrecovered amount may be deducted on the Annuitant’s final tax return.

Effective for amounts received in taxable years beginning after December 31, 2010, a policyowner may elect to apply a portion of the Accumulation Value towards one of the Income Payment options we may offer, while the remainder of the policy continues to accumulate income on a tax-deferred basis. This is called a partial annuitization. If a policyowner chooses to partially annuitize a policy, the resulting payments will be taxed as fixed Income Payments described above, only if such payments are received for one of the following periods: (1) the annuitant’s life (or the lives of the joint annuitants, if applicable), or (2) a period of 10 years or more. Provided such requirements are met, the “investment in the contract” will be allocated pro rata between each portion of the policy from which amounts are received as an annuity and the portion of the policy from which amounts are not received as an annuity.

In the case of a distribution, a penalty tax equal to 10% of the amount treated as taxable income may be imposed. The penalty tax is not imposed in certain circumstances, including, generally, distributions: (1) made on or after the date on which the policyowner attains age 59 1⁄2, (2) made as a result of the policyowner’s (or, where the policyowner is not an individual, the Annuitant’s) death, (3) made as a result of the policyowner’s disability, (4) which are part of a series of substantially equal periodic payments (at least annually) made for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies) of the policyowner and his or her designated beneficiary, or (5) received from an Inherited IRA. Other tax penalties may apply to certain distributions pursuant to a Qualified Policy. For more details regarding this penalty tax and other exemptions that may be applicable, including those related to COVID-19, please consult a tax adviser.

All non-qualified, deferred annuity contracts issued by NYLIAC (or its affiliates) to the same policyowner during any calendar year are to be treated as one annuity contract for purposes of determining the amount includible in an individual’s gross income. In addition, there may be other situations in which the Treasury Department may conclude (under its authority to issue regulations) that it would be appropriate to aggregate two or more annuity contracts purchased by the same policyowner. Accordingly, a policyowner should consult a tax adviser before purchasing more than one policy or other annuity contract.

A transfer of ownership of a policy, or designation of an Annuitant or other Beneficiary who is not also the policyowner, may result in certain income or gift tax consequences to the policyowner. A policyowner contemplating any transfer or assignment of a policy should consult a tax adviser with respect to the potential tax effects of such a transaction.

3.8 Percent Tax on Certain Investment Income

In general, a tax of 3.8 percent will apply to net investment income (“NII”) received by an individual taxpayer to the extent his or her modified adjusted gross income (“MAGI”) exceeds certain thresholds (e.g., $250,000 in the case of taxpayers filing jointly, $125,000 in the case of a married taxpayer filing separately and $200,000 in the case of other individual taxpayers). For this purpose, NII includes (i) gross income from various investments, including gross income received with respect to annuities that are not held through a tax-qualified plan (e.g., a traditional IRA or Section 403(b) plan) and (ii) net gain attributable to the disposition of property. Such NII (as well as gross income from tax qualified plans) will also increase a taxpayer’s MAGI for purposes of the taxable thresholds described above. This tax also applies to trusts and estates under a special set of rules. In 2012 the IRS and the Treasury Department issued guidance regarding this new tax in the form of proposed regulations, which were finalized in 2013. You should consult your tax advisor to determine the applicability of this tax in your individual circumstances and with respect to any amount received in connection with the surrender of the policy, distributions or withdrawals from the policy or the exercise of other rights and features under this annuity contract.

Partial Section 1035 Exchanges

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Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract or a long-term care insurance policy. The IRS has issued guidance which provides that the direct transfer of a portion of an annuity contract into another annuity contract can qualify as a tax-free exchange, provided that no amounts (other than annuity payments made for life or for a term of at least 10 years) are distributed from either contract involved in the exchange for 180 days following the date of the transfer. If a taxpayer takes a distribution during this 180-day waiting period, the IRS guidance provides that the IRS will apply general tax principles to determine the tax treatment of the transfer and/or the distribution (e.g., in appropriate circumstances, as taxable “boot” or as a taxable distribution, effectively negating the tax-free exchange).

This IRS guidance, however, does not address the tax treatment of a partial exchange of an annuity contract for a long-term care insurance policy. Although we believe that taking a distribution or withdrawal from the Contract described in this prospectus within 180 days of a partial exchange of such Contract for a long-term care insurance policy should not cause such prior partial exchange to be treated as taxable, there can be no assurance that the IRS will not expand the 180-day rule described above to partial exchanges of an annuity contract for a long-term care insurance policy, or that the IRS will not provide other guidance with respect to such partial exchanges. If you contemplate such an exchange, you should consult a tax advisor to discuss the potential tax effects of such a transaction.

Qualified Policies

Qualified Policies are designed for use with retirement plans that qualify for special federal income tax treatment under Sections 219, 403(b), 408, and 408A of the Code. The tax rules applicable to participants and beneficiaries in these plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions (including special rules for certain lump sum distributions to individuals who attained the age of 50 by January 1, 1986). Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59 1⁄2 (subject to certain exceptions), distributions that do not conform to specified minimum distribution rules and in certain other circumstances. Therefore, this discussion only provides general information about the use of Qualified Policies with the plans described below. Policyowners and participants under these plans, as well as Annuitants and Beneficiaries are cautioned that the rights of any person to any benefits under the plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the policy issued in connection with the plan. Purchasers of Qualified Policies should seek legal and tax advice regarding the suitability of the policy.

(a) 403(b) Plans. Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase annuity policies for their employees are excludible from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes.

Important Information Regarding Final Code Section 403(b) Regulations

On July 26, 2007, the Department of the Treasury published final Code section 403(b) regulations that were largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their Code section 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan and/or the written information sharing agreement between the employer and NYLIAC may impose new restrictions on both new and existing Code section 403(b) TSA contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.

Prior to the effective date of the final regulations, IRS guidance applicable to tax-free transfers and exchanges of Code section 403(b) TSA contracts or custodial accounts became effective September 25, 2007, replacing existing rules under IRS Revenue Ruling 90-24 previously applicable to such transfers and exchanges (a “90-24 transfer”). Under this guidance, transfers and exchanges (both referred to below as “transfers”) are available only to the extent permitted under the employer’s written Code section 403(b) plan.

Transfers occurring after September 24, 2007 that do not comply with this guidance can result in the applicable contract becoming taxable on January 1, 2009, or the date of the transfer, whichever is later. If you make a transfer to a contract or custodial account that is not part of the employer’s Code section 403(b) plan (other than a transfer to a different plan), and the contract provider and employer fail to enter into an information sharing agreement by January 1, 2009, the transfer would be considered a “failed” transfer, resulting in the applicable contract becoming subject to tax. Additional guidance issued by the IRS generally permits a failed transfer to be corrected no later than June 30, 2009, by re-transferring to a contract or custodial account that is part of the employer’s Code section 403(b) plan and/or that is subject to an information-sharing agreement with the employer.

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In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007, are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to such contracts, and that no additional transfers are made to such contracts on or after September 25, 2007. Further, contracts that are not grandfathered are generally required to be part of, and subject to the requirements of, an employer’s written Code section 403(b) plan no later than by January 1, 2009.

The new rules in the final regulations generally do not affect a participant’s ability to transfer some or all of a Code section 403(b) TSA contract to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer’s plan.

You should discuss with your tax advisor the final Code section 403(b) regulations and other applicable IRS guidance in order to determine the impact they may have on any existing Code section 403(b) TSA contracts that you may own and/or on any Code section 403(b) TSA contract that you may consider purchasing.

(b) Individual Retirement Annuities. Sections 219 and 408 of the Code permit individuals or their employers to contribute to an individual retirement program known as an “Individual Retirement Annuity” or “IRA”, including an employer-sponsored Simplified Employee Pension or “SEP”. Individual Retirement Annuities are subject to limitations on the amount which may be contributed and deducted and the time when distributions may commence. In addition, distributions from certain other types of qualified plans may be placed into IRAs on a tax-deferred basis.

(c) Roth Individual Retirement Annuities. Section 408A of the Code permits individuals with incomes below a certain level to contribute to an individual retirement program known as a “Roth Individual Retirement Annuity” or “Roth IRA.” Roth IRAs are subject to limitations on the amount that may be contributed. Contributions to Roth IRAs are not deductible, but distributions from Roth IRAs that meet certain requirements are not included in gross income. Individuals generally may convert their existing non-Roth IRAs into Roth IRAs. Beginning in 2008, a direct rollover may also be made from an eligible retirement plan other than a non-Roth IRA (such as a qualified retirement plan, section 403(b) tax sheltered annuity, or eligible governmental section 457 plan) to a Roth IRA provided applicable requirements are met. Such conversions and rollovers will be subject to income tax at the time of conversion or rollover.

(d) Inherited IRAs. This policy may also be issued as an inherited IRA if, after the death of the owner of an IRA, the named Beneficiary (other than the IRA owner’s spouse) directs that the IRA death proceeds be transferred to a new policy issued as an Inherited IRA. Beginning in 2007, a non-spouse beneficiary of an eligible retirement plan (such as a qualified retirement plan, section 403(b) tax sheltered annuity, or eligible governmental section 457 plan) may, if all applicable requirements are met, directly rollover a distribution from such plan into an Inherited IRA. The named Beneficiary of the original IRA policy or eligible retirement plan (as the case may be) will become the Annuitant under the Inherited IRA and may generally exercise all rights under the Inherited IRA policy, including the right to name his or her own Beneficiary in the event of death.

Special tax rules apply to an Inherited IRA. The tax law does not permit additional premiums to be contributed to an Inherited IRA policy. Also, in order to avoid certain income tax penalties, a Required Minimum Distribution (“RMD”) must be withdrawn each year from an inherited IRA policy. The first RMD must be taken on or before December 31 of the calendar year following the year of the original IRA owner’s or eligible retirement plan participants’ death. The Coronavirus Aid, Relief and Economic Security (CARES) Act waives required minimum distributions for 2020. See the discussion under DISTRIBUTIONS UNDER THE POLICY – REQUIRED MINIMUM DISTRIBUTION OPTION – for more information. The penalty tax equals 50% of the excess of the RMD amount over the amounts, if any, actually withdrawn from the Inherited IRA during the calendar year. With respect to IRA owners and defined contribution plan participants who die on or after January 1, 2020, any individual policyowner who is not an “Eligible Designated Beneficiary” must withdraw the entire account value by the end of the tenth year following the year of death. Eligible Designated Beneficiaries may withdraw the account value over their lives or a period not exceeding their life expectancies. Eligible Designated Beneficiaries include spouses, minor children (until they reach the age of majority), someone who is disabled or chronically ill (including certain trusts for the disabled or chronically ill), or an individual not more than 10 years younger than the original IRA owner or plan participant.

(e) SIMPLE IRAs. SIMPLE IRAs permit certain small employers to establish SIMPLE IRA plans as provided by Section 408(p) of the Code, under which employees may elect to defer to a Simple IRA a percentage of compensation up to $13,500 for 2020 (and thereafter, adjusted for cost-of-living increases in accordance with the Code). Employees who attain age 50 or over by the end of the relevant calendar year may also elect to make an additional catch-up contribution. Such additional contribution may be up to $3,000 for 2020 (and thereafter adjusted for cost-of-living increases in accordance with the Code). The sponsoring employer is generally required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, distributions prior to age 59 1⁄2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years

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after the commencement of the employee’s participation in the SIMPLE IRA plan. All references in this Prospectus to the 10% penalty tax should be read to include this limited 25% penalty tax if your Qualified Policy is used as a SIMPLE IRA.

The Qualified Policies are subject to the RMD rules under Code section 401(a)(9) and the regulations issued thereunder. Under these rules, generally, distributions under your Qualified Policy must begin no later than the beginning date required by the Internal Revenue Service (“IRS”). The beginning date is determined by the type of Qualified Policy that you own. For each calendar year that an RMD is not timely made, a 50% excise tax is imposed on the amount that should have been distributed, but was not. The Coronavirus Aid, Relief and Economic Security (CARES) Act waives required minimum distributions for 2020. See the discussion under DISTRIBUTIONS UNDER THE POLICY – REQUIRED MINIMUM DISTRIBUTION OPTION – for more information.

Unless the distributions are made in the form of an annuity that complies with Code section 401(a)(9) and the regulations issued thereunder, the minimum amount required to be distributed for each calendar year is generally determined by dividing the value of the Qualified Policy as of the end of the prior calendar year by the applicable distribution period (determined under IRS tables).

Beginning in 2006, regulations under Code section 401(a)(9) provide a new method for calculating the amount of RMDs from Qualified Policies. Under these regulations, during the accumulation phase of the Qualified Policy, the actuarial present value of certain additional benefits provided under the policy (such as guaranteed death benefits) must be taken into account in calculating the value of the Qualified Policy for purposes of determining the annual RMD for the Qualified Policy. As a result, under these regulations, it is possible that, after taking account of the value of such benefits, there may not be sufficient Accumulation Value to satisfy the applicable RMD requirement. This generally will depend on the investment performance of your policy. You may need to satisfy such RMD from other tax-qualified plans that you own. You should consult with your tax advisor regarding these requirements and the implications of purchasing any riders or other benefits in connection with your Qualified Policy.

Taxation of Death Benefits

The tax treatment of amounts distributed from your contract upon the death of the policyowner or annuitant depends on whether the policyowner or annuitant dies before or after the Annuity Commencement Date. If death occurs prior to the Annuity Commencement Date, and the Beneficiary receives payments under an annuity payout option, the benefits are generally taxed in the manner described above for annuity payouts. If the benefits are received in a lump sum, they are taxed to the extent they exceed the remaining investment in the contract. If death occurs after the Annuity Commencement Date, amounts received by the Beneficiary are not taxed until they exceed the remaining investment in the contract.

DISTRIBUTION AND COMPENSATION ARRANGEMENTS

NYLIFE Distributors LLC (“NYLIFE Distributors”), the underwriter and distributor of the policies, is registered with the SEC and the Financial Industry Regulatory Authority, Inc. (FINRA) as a broker-dealer. The firm is an indirect wholly-owned subsidiary of New York Life, and an affiliate of NYLIAC. Its principal business address is 30 Hudson Street, Jersey City, New Jersey 07302.

The policies are sold by registered representatives of NYLIFE Securities, LLC (“NYLIFE Securities”), a broker- dealer that is an affiliate of NYLIFE Distributors. Your registered representative is also a licensed insurance agent with NYLIAC. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by New York Life or its affiliates and products provided by other companies.

NYLIFE Securities and in turn your registered representative, receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset-based compensation, allowances for expenses, and other compensation programs. The amount of compensation will vary depending on the policy, the age of the Owner and whether the source of funds is from an internal exchange. Differing compensation arrangements have the potential to influence the recommendation made by your registered representative or broker-dealer.

The maximum commission and expense allowance paid to NYLIFE Securities registered representatives is typically 5% of all premiums received. The total commissions paid for New York Life Premier Variable Annuity policies during the fiscal years ended December 31, 2019, 2018 and 2017 were $1,847,326, $1,879,998 and $2,240,425, respectively.

New York Life also has other compensation programs where managers and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by New York Life or its affiliates.

NYLIFE Securities registered representatives can qualify to attend New York Life-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a

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particular twelve-month period. In addition, qualification for recognition programs sponsored by New York Life depends on the sale of products manufactured and issued by New York Life or its affiliates.

VOTING RIGHTS

The Funds are not required to and typically do not hold routine annual stockholder meetings. Special stockholder meetings will be called when necessary. To the extent required by law, NYLIAC will vote the Eligible Portfolio shares held in the Investment Divisions at special shareholder meetings of the Funds in accordance with instructions we receive from persons having voting interests in the corresponding Investment Division. If, however, the federal securities laws are amended, or if NYLIAC’s present interpretation should change, and as a result, NYLIAC determines that it is allowed to vote the Eligible Portfolio shares in its own right, we may elect to do so.

We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the available Investment Divisions or to approve or disapprove an investment advisory contract for a Fund. In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Funds associated with the available Investment Divisions, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations. If we disregard policyowner voting instructions, we will advise policyowners of our action and the reasons for such action in the next available annual or semi-annual report.

Prior to the Annuity Commencement Date, you hold a voting interest in each Investment Division to which you have money allocated. We will determine the number of votes which are available to you by dividing the Accumulation Value attributable to an Investment Division by the net asset value per share of the applicable Eligible Portfolios. We will calculate the number of votes which are available to you separately for each Investment Division. We will determine that number by applying your percentage interest, if any, in a particular Investment Division to the total number of votes attributable to the Investment Division.

We will determine the number of votes of the Eligible Portfolio which are available as of the date established by the Portfolio of the relevant Fund. Voting instructions will be solicited by written or electronic communication prior to such meeting in accordance with procedures established by the relevant Fund.

If we do not receive timely instructions, we will vote those shares in proportion to the voting instructions which are received with respect to all policies participating in that Investment Division. As a result, a small number of policyholders may control the outcome of the vote. We will apply voting instructions to abstain on any item to be voted upon on a pro rata basis to reduce the votes eligible to be cast. Each person having a voting interest in an Investment Division will receive proxy material, reports and other materials relating to the appropriate Eligible Portfolio.

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TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more details concerning the subjects discussed in this Prospectus. The following is the Table of Contents for the SAI:

How to obtain a New York Life Premier Variable Annuity Statement of Additional Information.

The New York Life Premier Variable Annuity Statement of Additional Information is posted on our website, www.newyorklife.com. For a paper copy of the Statement of Additional Information, call (800) 598-2019 or send this request form to:

NYLIAC Variable Products Service Center

Madison Square Station

P.O. Box 922

New York, NY 10159

Please send me a New York Life Premier Variable Annuity Statement of Additional Information dated May 1, 2020:

Name

Address

City	State	Zip

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APPENDIX 1—INFORMATION REGARDING SINGLE PREMIUM POLICIES

Prospectus Dated May 1, 2020

NYLIAC offers an individual single premium version of the New York Life Premier Variable Annuity policy in Mississippi and Washington. This Appendix modifies the May 1, 2020 Prospectus for the policies that describe the single premium version of the policies.

All capitalized terms have the same meaning as those in the Prospectus.

The principal differences between the single premium version and the flexible premium version of the policies is that under the single premium policies you can make only one premium payment.

Accordingly, for single premium policies, the prospectus is amended in the following respects:

I. SINGLE PREMIUM ONLY

When reading this Appendix together with the Prospectus, keep in mind that only one premium payment was permitted under the single premium policies and only one Breakpoint Credit (if applicable) was applied to such premium payment. Exceptions to this rule apply only in cases where part of your purchase payment is funded from another source, such as 1035 exchange, rollover, or transfer from an institution. In such cases, we may receive parts of your purchase payment on different business days.

Accordingly, except in the circumstances described above, all references throughout the prospectus to premium payments in the plural (and any Breakpoint Credit(s) thereon) should be read to mean the singular. Further, references to allocations of premium payments (and any Breakpoint Credit(s) thereon) should be read to mean an allocation of the premium or any portion thereof (and any Breakpoint Credit(s) thereon). Naturally, any features or services that relate to multiple premium payments are not applicable to the single premium policy.

Replace all references to “Payment Year” throughout the Prospectus with “Policy Year,” and delete the definition of “Payment Year.”

II. MAINTENANCE OF POLICY VALUE

Replace the paragraph under question “7.” and under “DISTRIBUTIONS UNDER THE POLICY—OUR RIGHT TO CANCEL” with the following:

If a partial withdrawal, together with any surrender charges, would reduce the Accumulation Value of your policy such that it would provide for Income Payments of less than $20 per month on the Annuity Commencement Date, we reserve the right to terminate your policy. We will notify you of our intention to exercise this right 90 days prior to terminating your policy. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum.

Replace the heading of question “7.” with: “7. MAY WE TERMINATE YOUR POLICY?”

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APPENDIX 2—

Investment Divisions, Model Portfolios and Asset Allocation Models available with GIPR and GIPR 2.0

Option 1—Choose Your Own Investment Divisions

Asset Allocation Categories:

Category A:
Minimum Allocation	30%
Maximum Allocation	100%

Category A Funds
MainStay VP Bond		MainStay VP U.S. Government Money Market
MainStay VP Floating Rate		BlackRock® High Yield V.I. Fund
MainStay VP Indexed Bond		Columbia Variable Portfolio — Emerging Markets Bond
MainStay VP MacKay Government		PIMCO VIT Income Portfolio
MainStay VP MacKay High Yield Corporate Bond		PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)
MainStay VP MacKay Unconstrained Bond		PIMCO VIT Low Duration Portfolio
MainStay VP PIMCO Real Return		PIMCO VIT Total Return Portfolio

Category B:
Minimum Allocation	0%
Maximum Allocation	70%

Category B Funds
MainStay VP Balanced		American Funds IS Blue Chip Income and Growth
MainStay VP Conservative Allocation		American Funds IS Growth Fund
MainStay VP Epoch U.S. Equity Yield		BlackRock® Global Allocation V.I. Fund
MainStay VP Fidelity Institutional AM® Utilities		ClearBridge Variable Appreciation Portfolio
MainStay VP Growth Allocation		DWS Alternative Asset Allocation VIP
MainStay VP Income Builder		Fidelity® VIP ContrafundSM Portfolio
MainStay VP IQ Hedge Multi-Strategy		Fidelity® VIP FundsManager® 60% Portfolio
MainStay VP Janus Henderson Balanced		Fidelity® VIP Growth Opportunities Portfolio
MainStay VP MacKay Common Stock		Legg Mason/QS Moderately Aggressive Model Portfolio
MainStay VP MacKay Convertible		Legg Mason/QS Moderate Model Portfolio
MainStay VP MacKay Growth		Legg Mason/QS Moderately Conservative Model Portfolio
MainStay VP MacKay S&P 500 Index		Legg Mason/QS Conservative Model Portfolio
MainStay VP Moderate Allocation		MFS® Investors Trust Series
MainStay VP Moderate Growth Allocation		MFS® Research Series
MainStay VP T. Rowe Price Equity Income		Victory VIF Diversified Stock Fund
MainStay VP Winslow Large Cap Growth
American Funds IS Asset Allocation Fund

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Category C:
Minimum Allocation	0%
Maximum Allocation	10%

Category C Funds
MainStay VP CBRE Global Infrastructure		Fidelity® VIP Emerging Markets Portfolio
MainStay VP Emerging Markets Equity		Fidelity® VIP Equity-Income PortfolioSM
MainStay VP MacKay International Equity		Fidelity® VIP Health Care Portfolio
MainStay VP MacKay Mid Cap Core		Fidelity® VIP International Index Portfolio
MainStay VP MacKay Small Cap Core		Fidelity® VIP Mid Cap Portfolio
MainStay VP Mellon Natural Resources		Invesco Oppenheimer V.I. Main Street Small Cap Fund®
MainStay VP Small Cap Growth		Invesco V.I. American Value Fund
American Funds IS Global Small Capitalization Fund		Invesco V.I. International Growth Fund
American Funds IS New World Fund®		Janus Henderson Enterprise Portfolio
BNY Mellon IP Technology Growth Portfolio		Janus Henderson Global Research Portfolio
Columbia Variable Portfolio — Commodity Strategy		MFS® International Intrinsic Value Portfolio
Columbia Variable Portfolio — Small Cap Value		MFS® Mid Cap Value Portfolio
Delaware VIP® Small Cap Value Series		Morgan Stanley VIF U.S. Real Estate Portfolio
Neuberger Berman AMT Mid Cap Growth Portfolio

Option 2—Legg Mason/QS Model Portfolios

Moderately Aggressive	Moderate
100% Legg Mason/QS Moderately Aggressive Model Portfolio	100% Legg Mason/QS Moderate Model Portfolio

Moderately Conservative	Conservative
100% Legg Mason/QS Moderately Conservative Model Portfolio	100% Legg Mason/QS Conservative Model Portfolio

Option 3—Asset Allocation Models (subject to availability)

Moderately Aggressive	Moderate

10% MainStay VP MacKay S&P 500 Index

10% DWS Alternative Asset Allocation VIP

  7% PIMCO VIT Total Return Portfolio

  7% MainStay VP MacKay High Yield Corporate Bond

  7% American Funds IS Blue Chip Income and Growth Fund

  7% MainStay VP MacKay Mid Cap Core

  6% MainStay VP Bond

  6% MFS® Investors Trust Series

  5% MainStay VP PIMCO Real Return

  5% Columbia Variable Portfolio — Emerging Markets Bond

  5% MFS® Research Series

  5% Fidelity® VIP Equity-Income PortfolioSM

  5% ClearBridge Variable Appreciation Portfolio

  5% MainStay VP MacKay International Equity

  5% American Funds IS New World Fund®

  5% MFS® International Intrinsic Value Portfolio

10% MainStay VP MacKay S&P 500 Index

10% DWS Alternative Asset Allocation VIP

  8% MainStay VP Bond

  7% PIMCO VIT Total Return Portfolio

  7% MainStay VP Indexed Bond

  7% MainStay VP MacKay High Yield Corporate Bond

  6% MainStay VP MacKay Government

  5% MainStay VP PIMCO Real Return

  5% Columbia Variable Portfolio — Emerging Markets Bond

  5% MFS® Investors Trust Series

  5% MFS® Research Series

  5% Fidelity® VIP Equity-Income PortfolioSM

  5% American Funds IS Blue Chip Income and Growth Fund

  5% MainStay VP MacKay Mid Cap Core

  5% American Funds IS New World Fund®

  5% MFS® International Intrinsic Value Portfolio

Moderately Conservative	Conservative

10% MainStay VP Bond

10% PIMCO VIT Total Return Portfolio

10% DWS Alternative Asset Allocation VIP

  9% MainStay VP Indexed Bond

  8% MainStay VP MacKay Government

  7% MainStay VP MacKay High Yield Corporate Bond

  6% MainStay VP PIMCO Real Return

  5% PIMCO VIT International Bond Port (U.S. Dollar-Hedged)

  5% Columbia Variable Portfolio — Emerging Markets Bond

  5% MainStay VP MacKay S&P 500 Index

  5% MFS® Investors Trust Series

  5% MFS® Research Series

  5% Fidelity® VIP Equity-Income PortfolioSM

  5% American Funds IS Blue Chip Income and Growth Fund

  5% MainStay VP MacKay Mid Cap Core

14% PIMCO VIT International Bond Port (U.S. Dollar-Hedged)

12% MainStay VP Bond

11% PIMCO VIT Total Return Portfolio

10% MainStay VP MacKay Government

10% MainStay VP Indexed Bond

10% DWS Alternative Asset Allocation VIP

  7% MainStay VP PIMCO Real Return

  7% MainStay VP MacKay High Yield Corporate Bond

  5% Columbia Variable Portfolio — Emerging Markets Bond

  4% BlackRock® High Yield V.I. Fund

  4% American Funds IS Blue Chip Income and Growth Fund

  3% MFS® Research Series

  3% MainStay VP MacKay Mid Cap Core

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APPENDIX 3

STATE VARIATIONS

State	Features/Benefits	State Variation
California	See “THE POLICIES – Riders – Guaranteed Investment Protection Rider (optional) and Guaranteed Investment Protection Rider 2.0 (optional)”	An ownership change or assignment of the policy does not terminate the Guaranteed Investment Protection Rider or Guaranteed Investment Protection Rider 2.0.
Connecticut	See “THE POLICIES – Riders – Guaranteed Investment Protection Rider (optional) and Guaranteed Investment Protection Rider 2.0 (optional)”	(a) If you discontinue the rider we will not charge a Rider Risk Charge Adjustment. (b) An assignment of the policy does not terminate the GIPR or GIPR 2.0.
Florida	NYLIAC’s right to limit or refuse allocation of Premium Payments to the Fixed Account.	If the five-year Constant Maturity Treasury Rate less 125 basis points is below three percent (3%), NYLIAC may refuse the allocation of all or a portion of Premium Payments to the Fixed Account.
	See “THE POLICIES – Riders – Guaranteed Investment Protection Rider (optional) and Guaranteed Investment Protection Rider 2.0 (optional)”	An ownership change or assignment of the policy does not terminate the Guaranteed Investment Protection Rider or Guaranteed Investment Protection Rider 2.0.
Massachusetts	See “DISTRIBUTIONS UNDER THE POLICY – Annuity Commencement Date”	Policies issued with unisex annuitization rates.
Michigan	See “DISTRIBUTIONS UNDER THE POLICY – Annuity Commencement Date”	Policies issued with unisex annuitization rates.
Montana	See “DISTRIBUTIONS UNDER THE POLICY – Annuity Commencement Date”	Policies issued with unisex annuitization rates.
	Interest on payment of death proceeds or withdrawals	If settlement payment or withdrawal payment is not made within the first thirty (30) days, it will include interest from the 30th day until the day the payment is released. Interest will be paid at the discount rate on 90-day commercial paper in effect at the Federal Reserve Bank in the Ninth Federal Reserve District at the time the payment is requested.
New Jersey	See “DEFINITIONS – Nonforfeiture Value”	NONFORFEITURE VALUE – The Nonforfeiture Value is equal to 90% of the Consideration(s) allocated to the Fixed Account and/or to the DCA Advantage Account accumulated at the Nonforfeiture Rate since the Payment Date or transfer date, minus any amounts withdrawn or transferred from the Fixed Account and/or the DCA Advantage Account, with the remaining amount accumulated at the Nonforfeiture Rate since the date of withdrawal or transfer.

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See “DISTRIBUTIONS UNDER THE POLICY – Annuity Commencement Date”

The Annuitant’s Age on the Annuity Commencement Date may not be greater than age 90.

If the Accumulation Value of the Policy is an amount that would provide Income Payments of less than $20 a month on the Annuity Commencement Date, NYLIAC will change the frequency of the payments to an annual mode.

NYLIAC’s right to limit or refuse allocation of Premium Payments to the Fixed Account.	If the five-year Constant Maturity Treasury Rate less 125 basis points is below three percent (3%), NYLIAC may refuse the allocation of all or a portion of a Premium Payment to the Fixed Account.
Civil Union Partner Endorsement

Civil Union partners are permitted to continue the policy under the spousal continuance provisions with the following exceptions. If your Civil Union Partner continues the policy after your death, your Civil Union Partner will have all rights of ownership. However, to comply with the Internal Revenue Code and the applicable Treasury Regulations, the entire proceeds of the policy must be either be:

(a)   disbursed within five years of the original Owner’s death; or

(b)   placed under the Life Income – Guaranteed Period Payment Option or any other Income Payment option that is available at that time, provided that such payments are made over the life of the Civil Union Partner or over a number of years that is not more than the life expectancy of the Civil Union Partner (as determined for federal tax purposes) at the time of the original Owner’s death, and begin within one year after the original Owner’s death.

See “THE POLICIES – Riders – Living Needs Benefit/Unemployment Rider”	The name of the Living Needs Benefit/Unemployment Rider is “Living Needs Benefit Rider” and the Unemployment portion of the rider is not available. Also, the Terminal Illness Qualifying Event does not have to occur after the Policy Date.
See “THE POLICIES – Riders – Annual Death Benefit Reset (ADBR) Rider (optional)”

The ADBR is not available with the EBB. Also, the total death benefit under the policy cannot exceed the greater of:

(a)   200% of the Adjusted Death Benefit Premium Payment(s), or

(b)   the Accumulation Value plus 50% of the gain

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New York	See “DEFINITIONS – Nonforfeiture Value”	Nonforfeiture Value – The Nonforfeiture Value is equal to 100% of the Premium Payment(s) allocated to the DCA Advantage Account accumulated at the crediting rate (which shall be no less than the Guaranteed Minimum Interest Rate) since the Payment Date, minus any amounts withdrawn or transferred from the DCA Advantage Account, with the remaining amount accumulated at the crediting rate since the date of withdrawal or transfer.
	Fixed Account	The Fixed Account is not available in New York.
	Payment of interest on deferred death benefit payments	Death benefit payments deferred for more than seven (7) days from the date of receipt of all required information will receive interest accrued daily at the rate currently paid by us on proceeds left under the interest settlement alternative.
	See “CHARGES AND DEDUCTIONS – Other Charges”	Any rider charges applicable to the policy may not be deducted from the DCA Advantage Account.
	See “CHARGES AND DEDUCTIONS – Other Charges – Annual Death Benefit Reset (ADBR) Rider (optional)”	The ADBR rider charge will be deducted from each Investment Division in proportion to its percentage of the Variable Account Value of the applicable quarter and will not reduce your Adjusted Premium Payments.
See “THE POLICIES – Riders – Investment Protection Plan Rider (optional), Investment Protection Plan II Rider (optional), Guaranteed Investment Protection Rider (optional) and Guaranteed Investment Protection Rider 2.0 (optional)”

(a)   GIPR 2.0: While a policy is in force we may not suspend or discontinue your right to reset the guaranteed amount.

(b)   GIPR 2.0: If you discontinue the rider we will not charge a Rider Risk Charge Adjustment.

(c)   GIPR and GIPR 2.0: An ownership change or assignment of the policy does not terminate the rider.

(d)   The policy does not have a fixed account; therefore, the fixed account is not an investment option.

(e)   The GIPR 2.0 death benefit for the 20-year holding period is equal to the sum of all Premium Payments made in the first Policy Year, less any GIPR Proportional Withdrawals; however, if you have exercised the Rider Reset option, it is equal to the Policy’s Accumulation Value on the most recent Rider Reset Effective Date, less any GIPR Proportional Withdrawals made following the Rider Reset Effective Date.

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	See “CHARGES AND DEDUCTIONS – Other Charges – Investment Protection Plan Rider Charge, Investment Protection Plan II Rider Charge, Guaranteed Investment Protection Rider Charge and Guaranteed Investment Protection Rider 2.0 Charge”	The IPP, IPP II, GIPR and GIPR 2.0 charge will be deducted from each Investment Division based on the funds in each rider Allocation Option each policy quarter. Charges are not deducted from the accumulation value in the DCA Advantage Account.
	See “DEFINITIONS – Adjusted Premium Payment”	Adjusted Premium Payment – The total dollar amount of premium payments made under the policy and allocated to the Investment Divisions of the Separate Account reduced by any withdrawals and applicable surrender charges in excess of any gain in the policy.
	See “DISTRIBUTIONS UNDER THE POLICY – Delay of Payments”	We will pay interest on payments of any partial withdrawal or full surrender request from the DCA Advantage Account deferred for ten (10) business days or more. If payments are deferred, we will pay interest at the rate currently paid on proceeds left under the interest settlement alternative, from the date we receive your written request at our Executive Office or service office. The interest will be added to and be part of the total sum paid.
	See “DISTRIBUTIONS UNDER THE POLICY – Our Right to Cancel”	If we do not receive premium payments for a period of three years, and the Accumulation Value of your policy would provide Income Payments of less than $20 per month on the Annuity Commencement Date, we reserve the right to terminate your policy.
Oregon	See “DISTRIBUTIONS UNDER THE POLICY – Annuity Commencement Date”	On the Annuity Commencement Date, if you elect to have the Accumulation Value paid to you in a single sum, a Surrender Charge may also apply if the Annuity Commencement Date you elect occurs before the earlier of (a) the end of the surrender charge period applicable to your initial Premium Payment, or (b) the end of the 10th Policy Year.
	See “CHARGES AND DEDUCTIONS – Other Charges – Mortality and Expense Risk and Administrative Costs Charge”	M&E charges based on the adjusted premium payment cannot be based on premium in the DCA Advantage Account.
	See “DEFINITIONS – Adjusted Premium Payment”	Adjusted Premium Payment – The total Premium Payment(s) allocated to the Investment Divisions of the Separate Account reduced by withdrawals and applicable surrender charges in excess of any gain in the Policy.
	NYLIAC’s right to limit or refuse allocation of Premium Payments to the Fixed Account or the DCA Advantage Account	If the five-year Constant Maturity Treasury Rate minus 125 basis points is less than the Nonforfeiture Rate shown on the Policy Data Page, NYLIAC may refuse the allocation of all or a portion of a Premium Payment to the Fixed Account or the DCA Advantage Account

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	See “THE POLICIES – Riders – Investment Protection Plan Rider (optional)”	If you discontinue the rider, we will not charge a Rider Risk Charge Adjustment. The name of the Investment Protection Plan rider is “Accumulation Value Protection Plan.”
Texas	See “DISTRIBUTIONS UNDER THE POLICY – Annuity Commencement Date”	The maximum Annuity Commencement Date allowed for the policy is age 115.
Washington	See “DISTRIBUTIONS UNDER THE POLICY – Annuity Commencement Date”	The maximum Annuity Commencement Date allowed for the policy is age 100.
	See “THE POLICIES – Riders – Investment Protection Plan Rider (optional), Investment Protection Plan II Rider (optional), Guaranteed Investment Protection Rider (optional) and Guaranteed Investment Protection Rider 2.0 (optional)”	IPP with fund restrictions, IPP II, GIPR and GIPR 2.0: The Fixed Account is not available with these riders. Also, though the rider charge may be based on funds in the DCA Advantage Account, the charge may not be deducted from the DCA Advantage Account. The rider charge may only be deducted from the applicable investment divisions.
	See “CHARGES AND DEDUCTIONS – Other Charges – Investment Protection Plan Rider Charge, Investment Protection Plan II Rider Charge, Guaranteed Investment Protection Rider Charge and Guaranteed Investment Protection Rider 2.0 Charge”	IPP with fund restrictions, IPP II, GIPR and GIPR 2.0: The Rider Risk Charge Adjustment will not be deducted from the DCA Advantage Account.

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Statement of Additional Information

May 1, 2020

for

New York Life Premier Variable Annuity

From

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a Delaware Corporation)

51 Madison Avenue, Floor 3B, Room 0304

New York, New York 10010

Investing in

NYLIAC Variable Annuity Separate Account-III

NYLIAC Variable Annuity Separate Account-IV

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI contains information that expands upon subjects discussed in the current New York Life Premier Variable Annuity Prospectus. You should read the SAI in conjunction with the current New York Life Premier Variable Annuity Prospectus dated May 1, 2020. You may obtain a copy of the Prospectus by calling New York Life Insurance and Annuity Corporation (“NYLIAC”) at (800) 598-2019 or writing to NYLIAC at Madison Square Station, P.O. Box 922, New York, NY 10159. Terms used but not defined in this SAI have the same meaning as in the current New York Life Premier Variable Annuity Prospectus.

In some states, NYLIAC offers an individual single premium version of the Policies. Appendix 1 of this SAI modifies this SAI to describe the single premium version of the Policies.

THE POLICIES

The following provides additional information about the policies and supplements the description in the Prospectus.

Valuation of Accumulation Units

Accumulation Units are valued separately for each Investment Division of the Separate Account. The method used for valuing Accumulation Units in each Investment Division is the same. We arbitrarily set the value of each Accumulation Unit as of the date operations began for the Investment Division. Thereafter, the value of an Accumulation Unit of an Investment Division for any Business Day equals the value of an Accumulation Unit in that Investment Division as of the immediately preceding Business Day multiplied by the “Net Investment Factor” for that Investment Division for the current Business Day.

We determine the Net Investment Factor for Accumulation Value Based M&E Charge (Separate Account-III) policies for each Investment Division for any period from the close of the preceding Business Day to the close of the current Business Day (the “Valuation Period”) by the following formula:

(a/b) – c

Where: a = the result of:

(1)	the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined at the end of the current Valuation Period, plus

(2)

the per share amount of any dividend or capital gain distribution made by the Eligible Portfolio for shares held in the Investment Division if the “ex-dividend” date occurs during the current Valuation Period;

b =	the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined as of the end of the immediately preceding Valuation Period; and

c =	the daily Mortality and Expense Risk and Administrative Costs charge, which is 1/365th* of the annual Mortality and Expense Risk and Administrative Costs Charge shown on the Policy Data Page.

*	In a leap year, this calculation is based on 366 days.

In each case, the Net Investment Factor for Premium Based M&E Charge (Separate Account-IV) policies is determined by the following formula:

(a/b)

Where: a = the result of:

(1)	the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined at the end of the current Valuation Period, plus

(2)

the per share amount of any dividend or capital gain distribution made by the Eligible Portfolio for shares held in the Investment Division if the “ex-dividend” date occurs during the current Valuation Period;

b =	the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined as of the end of the immediately preceding Valuation Period.

In each case, the Net Investment Factor may be greater or less than one. Therefore, the value of an Accumulation Unit in an Investment Division may increase or decrease from Valuation Period to Valuation Period.

ANNUITY PAYMENTS

We will make equal annuity payments each month under the Life Income Payment Option during the lifetime of the Annuitant. Once payments begin, they do not change and are guaranteed for 10 years even if the Annuitant dies sooner. If the Annuitant dies before all guaranteed payments have been made, the rest will be made to the Beneficiary. We may require that the payee submit proof of the Annuitant’s survivorship as a condition for future payments beyond the 10-year guaranteed payment period.

On the Annuity Commencement Date, We will determine the Accumulation Value of your policy and use that value to calculate the amount of each annuity payment. We determine each annuity payment by applying the Accumulation Value, less any premium taxes, to the annuity factors specified in the annuity table set forth in the policy. Those factors are based

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on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the gender (except where, as in the case of certain Qualified Policies and other employer-sponsored retirement plans, such classification is not permitted), date of application and age of the Annuitant. The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor from the table to compute the amount of each monthly annuity payment.

GENERAL MATTERS

Non-Participating. The policies are non-participating. Dividends are not paid.

Misstatement of Age or Gender. If the Annuitant’s stated age and/or gender in the policy are incorrect, NYLIAC will change the benefits payable to those which the premium payments would have purchased for the correct age and gender. Gender is not a factor when annuity benefits are based on unisex annuity payment rate tables. (See “Income Payments—Election of Income Payment Options” in the Prospectus.) If We made payments based on incorrect age or gender, We will increase or reduce a later payment or payments to adjust for the error. Any adjustment will include interest, at 3.0% per year, from the date of the wrong payment to the date the adjustment is made.

Assignments. If permitted by the plan or by law for the plan indicated in the application for the policy, you may assign your interest in a Non-Qualified Policy or any interest in it prior to the Annuity Commencement Date and during the Owner’s lifetime. In order to effect an assignment of all or any part of your interest in a Non-Qualified Policy prior to the Annuity Commencement Date and during the Owner’s lifetime, you must send a duly executed instrument of assignment to VPSC at one of the addresses listed in Question 15 of the Prospectus. NYLIAC will not be deemed to know of an assignment unless it receives a copy of a duly executed instrument evidencing such assignment. Further, NYLIAC assumes no responsibility for the validity of any assignment. (See “Federal Tax Matters—Taxation of Annuities in General” of the Prospectus.)

Modification. NYLIAC may not modify the policy without your consent except to make the policy meet the requirements of the Investment Company Act of 1940, or to make the policy comply with any changes in the Code or as required by the Code in order to continue treatment of the policy as an annuity, or by any other applicable law.

Incontestability. We rely on statements made in the application or a Policy Request. They are representations, not warranties. We will not contest the policy after it has been in force during the lifetime of the Annuitant for two years from the Policy Date.

FEDERAL TAX MATTERS

Taxation of New York Life Insurance and Annuity Corporation

NYLIAC is taxed as a life insurance company. Because the Separate Account is not an entity separate from NYLIAC, and its operations form a part of NYLIAC, it will not be taxed separately as a “regulated investment company” under Subchapter M of the Code. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividends received deductions and foreign tax credits that may be produced by assets of the Separate Account. Investment income and realized net capital gains on the assets of the Separate Account are reinvested and are taken into account in determining the Accumulation Value. As a result, such investment income and realized net capital gains are automatically retained as part of the reserves under the policy. Under existing federal income tax law, NYLIAC believes that Separate Account investment income and realized net capital gains should not be taxed to the extent that such income and gains are retained as part of the tax-deductible reserves under the policy.

Tax Status of the Policies

Section 817(h) of the Code requires that the investments of the Separate Account must be “adequately diversified” in accordance with Treasury regulations in order for the policies to qualify as annuity contracts under Section 72 of the Code. The Separate Account intends to comply with the diversification requirements prescribed by the Treasury under Treasury Regulation Section 1.817-5.

To comply with regulations under Section 817(h) of the Code, the Separate Account is required to diversify its investments, so that on the last day of each quarter of a calendar year, no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

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Although the Treasury Department has issued regulations on the diversification requirements, such regulations do not provide guidance concerning the extent to which policyowners may direct their investments to particular subaccounts of a separate account, or the permitted number of such subaccounts. It is unclear whether additional guidance in this regard will be issued in the future. It is possible that if such guidance is issued, the policy may need to be modified to comply with such additional guidance. For these reasons, NYLIAC reserves the right to modify the policy as necessary to attempt to prevent the policyowner from being considered the owner of the assets of the Separate Account or otherwise to qualify the policy for favorable tax treatment.

The Code also requires that non-qualified annuity contracts contain specific provisions for distribution of the policy proceeds upon the death of any policyowner. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such policies provide that (a) if any policyowner dies on or after the Annuity Commencement Date and before the entire interest in the policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on the policyowner’s death; and (b) if any policyowner dies before the Annuity Commencement Date, the entire interest in the policy must generally be distributed within 5 years after the policyowner’s date of death. For policies owned by a grantor trust, all of whose grantors are individuals, these distribution requirements apply at the death of any grantor. These requirements will be considered satisfied if the entire interest of the policy is used to purchase an immediate annuity under which payments will begin within one year of the policyowner’s death and will be made for the life of the Beneficiary or for a period not extending beyond the life expectancy of the Beneficiary. If the Beneficiary is the policyowner’s surviving spouse (as defined under Federal law), the Policy may be continued with the surviving spouse as the new policyowner. If the policyowner is not a natural person, these “death of Owner” rules apply when the primary Annuitant dies or is changed. Non-Qualified Policies contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in these policies satisfy all such Code requirements. The provisions contained in these policies will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.

Withholding of federal income taxes on the taxable portion of all distributions may be required unless the recipient elects not to have any such amounts withheld and properly notifies NYLIAC of that election. Different rules may apply to United States citizens or expatriates living abroad. In addition, some states have enacted legislation requiring withholding.

Even if a recipient elects no withholding, special rules may require NYLIAC to disregard the recipient’s election if the recipient fails to supply NYLIAC with a “TIN” or taxpayer identification number (social security number for individuals) or if the Internal Revenue Service notifies NYLIAC that the TIN provided by the recipient is incorrect.

Under the Foreign Account Tax Compliance Act (“FATCA”), as reflected in Sections 1471 through 1474 of the IRC, U.S. withholding agents (such as NYLIAC) may be required to obtain certain information to establish the U.S. or non-U.S. status of its account or contract holders (e.g., a Form W-9 or W-8BEN may be required) and perform certain due diligence to ensure that information is accurate. In certain cases, if this information is not obtained, withholding agents, such as NYLIAC may be required to withhold at a 30 percent rate on certain payments beginning July 1, 2014.

SAFEKEEPING OF SEPARATE ACCOUNT ASSETS

NYLIAC holds title to assets of the Separate Accounts. The assets are kept physically segregated and held separate and apart from NYLIAC’s general corporate assets. Records are maintained of all purchases and redemptions of Eligible Portfolio shares held by each of the Investment Divisions.

STATE REGULATION

NYLIAC is a stock life insurance company organized under the laws of Delaware, and is subject to regulation by the Delaware State Insurance Department. We file an annual statement with the Delaware Commissioner of Insurance on or before March 1 of each year covering the operations and reporting on the financial condition of NYLIAC as of December 31 of the preceding calendar year. Periodically, the Delaware Commissioner of Insurance examines the financial condition of NYLIAC, including the liabilities and reserves of the Separate Account.

In addition, NYLIAC is subject to the insurance laws and regulations of all the states where it is licensed to operate. The availability of certain policy rights and provisions depends on state approval and/or filing and review processes. Where required by state law or regulation, the policies will be modified accordingly.

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RECORDS AND REPORTS

NYLIAC maintains all records and accounts relating to the Separate Account. As presently required by the federal securities laws, NYLIAC will mail to you at your last known address of record, at least semi-annually after the first Policy Year, reports containing information required under the federal securities laws or by any other applicable law or regulation. If you feel a transaction has been processed incorrectly, it is your responsibility to contact us in writing and provide us with all relevant details. You must provide us with the nature of the error, the date of the error and any other relevant details. It is important that you review your confirmation and quarterly statements carefully and promptly report any errors and discrepancies to us, preferably, within fifteen (15) days of the date of the statement in question.

It is important that you inform NYLIAC of an address change so that you can receive these policy statements (See “How do I contact NYLIAC by Telephone or by the Internet?” in the Prospectus). In the event your statement is returned from the US Postal Service as undeliverable, we reserve the right to suspend mailing future correspondence and also suspend current transaction processing until an accurate address is obtained. Additionally, no new service requests can be processed until a valid current address is provided.

LEGAL PROCEEDINGS

NYLIAC is a defendant in lawsuits arising from its agency sales force, insurance (including variable contracts registered under the federal securities laws) and/or other operations. Some of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC’s financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC’s operating results for a given year.

FINANCIAL STATEMENTS

The statutory financial statements of NYLIAC as of December 31, 2019 and 2018, and for each of the three years in the period ended December 31, 2019 included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The financial statements of each Separate Account as of December 31, 2019 and for each of the periods indicated in the Financial Statements included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

OTHER INFORMATION

NYLIAC filed a Registration Statement with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the policies discussed in this Prospectus and SAI. We have not included all of the information set forth in the registration statement, amendments and exhibits to the registration statement in the Prospectus and this SAI. We intend the statements contained in the Prospectus and this SAI concerning the content of the policies and other legal instruments to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the Securities and Exchange Commission. The omitted information may be obtained at the principal offices of the Securities and Exchange Commission in Washington, D.C., upon payment of prescribed fees, or through the Commission’s website at www.sec.gov.

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Appendix 1

INFORMATION REGARDING SINGLE PREMIUM POLICIES

Dated May 1, 2020

NYLIAC offers an individual single premium version of the policy in some states. This appendix modifies the May 1, 2020 Statement of Additional Information (“SAI”) for the policies that describe the single premium version of the policies.

When reading this Appendix together with the SAI, keep in mind that only one premium payment is permitted under the single premium policies and only one Breakpoint Credit (if applicable) will be credited to such premium payment. Exceptions to this rule apply only in cases where part of your initial purchase payment is funded from another source, such as a 1035 exchange, rollover, or transfer from an institution. In such cases, we may receive parts of your purchase payment on different Business Days.

Accordingly, except in the circumstances described above, all references throughout the SAI to premium payments in the plural (and any Breakpoint Credits (if applicable) thereon) should be read to mean the singular. Naturally, any features or services that relate to multiple premium payments are not applicable to the single premium policy.

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Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports of the funds described herein will no longer be sent by mail, unless you specifically request paper copies of the reports from the NYLIAC Variable Products Service Center. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from NYLIAC electronically by contacting the NYLIAC Variable Products Service Center.

You may elect to receive all future reports in paper free of charge. You can inform NYLIAC that you wish to continue receiving paper copies of your shareholder reports by contacting the NYLIAC Variable Products Service Center. Your election to receive reports in paper will apply to all funds described herein.

PROSPECTUS Dated May 1, 2020

for

New York Life Premier Variable Annuity II

From

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a Delaware Corporation)

51 Madison Avenue, Floor 3B, Room 0304,

New York, New York 10010

Investing in

NYLIAC Variable Annuity Separate Account-III

NYLIAC Variable Annuity Separate Account-IV

This Prospectus describes the individual flexible premium New York Life Premier Variable Annuity II policies issued by New York Life Insurance and Annuity Corporation (NYLIAC). We designed these policies to assist individuals with their long-term retirement planning or other long-term needs. You can use these policies with retirement plans that do or do not qualify for special federal income tax treatment. The policies offer no additional tax benefit when used with plans that qualify for special federal income tax treatment. The policies offer flexible premium payments, access to your money through partial withdrawals (some withdrawals may be subject to a surrender charge and/or penalty tax), a choice of when Income Payments commence, and a guaranteed death benefit if the Owner dies before Income Payments have commenced.

You can choose to have the Mortality and Expense Risk and Administrative Costs Charge (“M&E Charge”) associated with your policy assessed based on either the Accumulation Value of the policy (which invests in Separate Account III) or the Adjusted Premium Payments (which invests in Separate Account IV). The M&E Charge assessed to your policy will be based on the option that you choose. You must choose your M&E Charge option prior to the issuance of the policy. Once the M&E Charge option is chosen it cannot be changed. For Inherited Non-Qualified policies, M&E Charges will be assessed based on the Accumulation Value of the policy; the premium-based option is not available.

For Accumulation Value based M&E Charge policies, the M&E Charge is assessed based on the Accumulation Value of the policy and will vary with fluctuations in the policy’s Accumulation Value. For Premium based M&E Charge policies, the M&E Charge is assessed based on the Adjusted Premium Payments and will not vary with fluctuations in the policy’s Accumulation Value. Please see “TABLE OF FEES AND EXPENSES—Periodic Charges Other Than Fund Company Charges” for more information.

You should read this Prospectus carefully before investing and keep it for future reference. This Prospectus is not valid unless it is accompanied by the current prospectuses for the Eligible Portfolios of the Funds in which the Investment Divisions invest (the “Funds” and each individually, a “Fund”). Please contact us at (800) 598-2019, or contact your registered representative, if you do not have the accompanying book of underlying fund prospectuses.

To learn more about the policies, you can obtain a copy of the Statement of Additional Information (SAI) dated May 1, 2020. The SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into this Prospectus. The table of contents for the SAI appears at the end of this Prospectus. For a free copy of the SAI, call us at (800) 598-2019 or write to us at the address noted above. The SEC maintains a website (http://www.sec.gov) that contains the SAI and other information that is filed electronically with the SEC.

The SEC has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

The policies involve risks, including potential loss of principal invested. The policies are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the FDIC, the Federal Reserve Board, or any other agency.

Your premium payments accumulate on a tax-deferred basis. This means your earnings are not taxed until you take money out of your policy, which can be done in several ways. You can split your premium payments among a Fixed Account, the Dollar Cost Averaging Advantage Account and the Investment Divisions listed below. You may also allocate your premium payments to an available Asset Allocation Model. The Investment Divisions listed below are available regardless of the M&E Charge structure that you choose.

•	MainStay VP Balanced — Service Class
•	MainStay VP Bond — Service Class
•	MainStay VP CBRE Global Infrastructure — Service Class[2]
•	MainStay VP Conservative Allocation — Service Class
•	MainStay VP Emerging Markets Equity — Service Class[1]
•	MainStay VP Epoch U.S. Equity Yield — Service Class
•	MainStay VP Fidelity Institutional AM® Utilities — Service Class
•	MainStay VP Floating Rate — Service Class
•	MainStay VP Growth Allocation — Service Class
•	MainStay VP Income Builder — Service Class
•	MainStay VP Indexed Bond — Service Class
•	MainStay VP IQ Hedge Multi-Strategy — Service Class
•	MainStay VP Janus Henderson Balanced — Service Class
•	MainStay VP MacKay Common Stock — Service Class
•	MainStay VP MacKay Convertible — Service Class
•	MainStay VP MacKay Government — Service Class
•	MainStay VP MacKay Growth — Service Class[1]
•	MainStay VP MacKay High Yield Corporate Bond — Service Class
•	MainStay VP MacKay International Equity — Service Class
•	MainStay VP MacKay Mid Cap Core — Service Class
•	MainStay VP MacKay S&P 500 Index — Service Class
•	MainStay VP MacKay Small Cap Core — Service Class
•	MainStay VP MacKay Unconstrained Bond — Service Class
•	MainStay VP Mellon Natural Resources — Initial Class
•	MainStay VP Moderate Allocation — Service Class
•	MainStay VP Moderate Growth Allocation — Service Class
•	MainStay VP PIMCO Real Return — Service Class
•	MainStay VP Small Cap Growth — Service Class[5]
•	MainStay VP T. Rowe Price Equity Income — Service Class[1]
•	MainStay VP U.S. Government Money Market — Initial Class
•	MainStay VP Winslow Large Cap Growth — Service Class[6]
•	American Funds IS Asset Allocation Fund — Class 4
•	American Funds IS Blue Chip Income and Growth Fund — Class 4
•	American Funds IS Global Small Capitalization Fund — Class 4
•	American Funds IS Growth Fund — Class 4
•	American Funds IS New World Fund® — Class 4
•	BlackRock® Global Allocation V.I. Fund — Class III
•	BlackRock® High Yield V.I. Fund — Class III
•	BNY Mellon IP Technology Growth Portfolio –– Service Shares[3]
•	ClearBridge Variable Appreciation Portfolio — Class II
•	Columbia Variable Portfolio — Commodity Strategy Fund — Class 2
•	Columbia Variable Portfolio — Emerging Markets Bond Fund — Class 2
•	Columbia Variable Portfolio — Small Cap Value Fund — Class 2
•	Delaware VIP® Small Cap Value Series –– Service Class
•	DWS Alternative Asset Allocation VIP — Class B
•	Fidelity® VIP ContrafundSM Portfolio — Service Class 2
•	Fidelity® VIP Emerging Markets Portfolio — Service Class 2
•	Fidelity® VIP Equity-Income PortfolioSM — Service Class 2
•	Fidelity® VIP FundsManager® 60% Portfolio — Service Class
•	Fidelity® VIP Growth Opportunities Portfolio — Service Class 2
•	Fidelity® VIP Health Care Portfolio — Service Class 2
•	Fidelity® VIP International Index Portfolio — Service Class 2
•	Fidelity® VIP Mid Cap Portfolio — Service Class 2
•	Invesco Oppenheimer V.I. Main Street Small Cap Fund® — Series II Shares
•	Invesco V.I. American Value Fund — Series II Shares
•	Invesco V.I. International Growth Fund — Series II Shares
•	Janus Henderson Enterprise Portfolio — Service Shares
•	Janus Henderson Global Research Portfolio — Service Shares
•	Legg Mason/QS Aggressive Model Portfolio — Class II
•	Legg Mason/QS Moderately Aggressive Model Portfolio — Class II
•	Legg Mason/QS Moderate Model Portfolio — Class II
•	Legg Mason/QS Moderately Conservative Model Portfolio — Class II
•	Legg Mason/QS Conservative Model Portfolio — Class II
•	MFS® International Intrinsic Value Portfolio — Service Class[4]
•	MFS® Investors Trust Series — Service Class
•	MFS® Mid Cap Value Portfolio— Service Class
•	MFS® Research Series — Service Class
•	Morgan Stanley VIF U.S. Real Estate Portfolio — Class II
•	Neuberger Berman AMT Mid Cap Growth Portfolio — Class S
•	PIMCO VIT Income Portfolio — Advisor Class
•	PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged) — Advisor Class
•	PIMCO VIT Low Duration Portfolio — Advisor Class
•	PIMCO VIT Total Return Portfolio — Advisor Class
•	Victory VIF Diversified Stock Fund — Class A Shares[1]

[1]

New allocations to the MainStay VP Emerging Markets Equity, MainStay VP MacKay Growth, MainStay VP T. Rowe Price Equity Income and Victory VIF Diversified Stock Fund Investment Divisions will not be accepted from policyowners who were not invested in the Investment Divisions on November 13, 2017. For existing policyowners, if all your Accumulation Value is removed from these Investment Divisions on or after November 13, 2017, you will not be able to reinvest in these Investment Divisions.

[2]	Formerly known as MainStay VP Cushing® Renaissance Advantage.
[3]	Formerly known as Dreyfus IP Technology Growth Portfolio.
[4]	Formerly known as MFS® International Value Portfolio.
[5]	Formerly known as MainStay VP Eagle Small Cap Growth.
[6]	Formerly known as MainStay VP Large Cap Growth.

Please note that if you have purchased the Investment Preservation Rider, the Investment Preservation Rider 2.0, the Investment Preservation Rider 3.0 or the Investment Preservation Rider 4.0, there are restrictions regarding your ability to allocate your premium payments (as defined in this Prospectus) to the Investment Divisions or available Asset Allocation Models. Please see “THE POLICIES-Riders- Investment Preservation Rider (optional),—Investment Preservation Rider 2.0 (optional),—Investment Preservation Rider 3.0 (optional) and—Investment Preservation Rider 4.0 (optional)” and “APPENDIX 1,” “APPENDIX 2” and “APPENDIX 3,” as applicable, for more information.

We do not guarantee the investment performance of the Investment Divisions. Depending on current market conditions, you can make or lose money in any of the Investment Divisions.

2

Page
TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION	97
APPENDIX 1 – INVESTMENT DIVISIONS, MODEL PORTFOLIOS AND ASSET ALLOCATION MODELS AVAILABLE WITH IPR AND IPR 2.0	A-1
APPENDIX 2 – MODEL PORTFOLIOS, INVESTMENT DIVISIONS AND ASSET ALLOCATION MODELS AVAILABLE WITH IPR 3.0 AND IPR 4.0 (12-15 AND 20-YEAR HOLDING PERIOD OPTIONS)	B-1
APPENDIX 3 – MODEL PORTFOLIOS, INVESTMENT DIVISIONS AND ASSET ALLOCATION MODELS AVAILABLE WITH IPR 4.0 (10-YEAR HOLDING PERIOD OPTION)	B-4
APPENDIX 4 – FIR AVAILABILITY BY PLAN TYPE	C-1
APPENDIX 5 – STATE VARIATIONS	D-1

This Prospectus is not considered an offering in any state where the sale of the policy cannot lawfully be made. We do not authorize any information or representations regarding the offering other than as described in this Prospectus or in any accompanying supplement to this Prospectus or in any authorized supplemental sales material.

3

DEFINITIONS

Accumulation Unit—An accounting unit we use to calculate the Variable Accumulation Value prior to the Annuity Commencement Date. Each Investment Division of the Separate Account has a distinct variable Accumulation Unit value.

Accumulation Value—The sum of the Variable Accumulation Value, the Fixed Account Accumulation Value (if applicable), and the DCA Advantage Account Accumulation Value of a policy.

ADBR—Annual Death Benefit Reset Rider.

Adjusted Premium Payment—The total dollar amount of premium payments made under the policy and allocated to the Investment Divisions of the Separate Account and DCA Advantage Account reduced by any withdrawals (including Future Income Purchases, if any) and applicable surrender charges in excess of any gain in the policy.

Allocation Options —The Investment Divisions of the Separate Account, any available Asset Allocation Model, the DCA Advantage Account and the Fixed Account.

Annuitant—The person or persons named on the Policy Data Page and whose life or lives determine the Income Payments and, if any, Future Income Payments.

Annuity Commencement Date—The date on which we are to make the first Income Payment under the policy.

Asset Allocation Category(ies)—A group of Investment Divisions of the Separate Account categorized based on investment risk determined by NYLIAC.

Asset Allocation Model—A model portfolio comprised of Investment Divisions of the Separate Account. The Asset Allocation Models are no longer available for new investment. Beginning May 1, 2020, you may not select an Asset Allocation Model or transfer from one Asset Allocation Model to another model. If your Accumulation Value is currently allocated to an Asset Allocation Model, you may continue to allocate all or a portion of your premium payments to such model. If, however, you transfer your entire allocation out of an Asset Allocation Model, you will not be able to transfer back into that model or switch to a new model. The Asset Allocation Models were designed by QS Investors, LLC (“QS Investors”) and are based primarily on investment risk.

Beneficiary—The person or entity having the right to receive the death benefit proceeds set forth in the policy and who is the “designated beneficiary” for purposes of Section 72 of the Code (as defined below).

Business Day—Generally, any day on which the New York Stock Exchange (NYSE) is open for trading. Our Business Day ends at 4:00 p.m. Eastern Time or the close of regular trading of the NYSE, if earlier.

Code—The Internal Revenue Code of 1986, as amended.

Consideration—A premium payment, or a portion thereof and/or, if allowable, a transfer amount from an Investment Division to the Fixed Account.

Dollar Cost Averaging (DCA) Advantage Account Accumulation Value—The sum of premium payments allocated to the DCA Advantage Account, plus interest credited on those premium payments, less any transfers and partial withdrawals from the DCA Advantage Account, and less any surrender charges, policy service charges and rider charges deducted from the DCA Advantage Account. The DCA Advantage Account Accumulation Value is supported by assets in NYLIAC’s general account. These assets are subject to the claims of our general creditors. The DCA Advantage Account Accumulation Value will never be less than the DCA Advantage Account portion of the Nonforfeiture Value.

Dollar Cost Averaging (DCA) Advantage Account— An Allocation Option that permits dollar cost averaging over a six-month period and pays interest on amounts remaining in the account. Amounts are transferred from the DCA Advantage Account to the Investment Division(s) you choose on a monthly basis.

Eligible Designated Beneficiary—Eligible Designated Beneficiaries include spouses, minor children (until they reach the age of majority), someone who is disabled or chronically ill (including certain trusts for the disabled or chronically ill), or an individual not more than 10 years younger than the original IRA owner or plan participant.

Eligible Portfolios (Portfolios)—The mutual fund portfolios of the funds that are available for investment through the Investment Divisions of the Separate Account.

Fixed Account—An account that is credited with a fixed interest rate which NYLIAC declares and is not part of the Separate Account. The Fixed Account is supported by assets in NYLIAC’s general account, which are subject to the claims of our general creditors.

4

Fixed Account Accumulation Value—The sum of premium payments and, if allowable, transfers allocated to the Fixed Account, plus interest credited on those premium payments and, if allowable, transfers, less any transfers and partial withdrawals from the Fixed Account, and less any surrender charges, policy service charges and rider charges assessed on and deducted from the Fixed Account. The Fixed Account Accumulation Value will never be less than the Fixed Account portion of the Nonforfeiture Value.

Future Income Payments—Fixed periodic income payments that NYLIAC makes through the Future Income Rider after the Future Income Start Date.

Future Income Purchases— Purchases of future income through the Future Income Rider, through deductions from your Variable Accumulation Value. Future Income Purchases are considered withdrawals for the purposes of calculating the guaranteed amount under the Investment Preservation Rider or the amount of a death benefit under the base policy or the Annual Death Benefit Reset Rider.

Future Income Start Date—A date selected by you (in accordance with the terms of your policy) once you make your first Future Income Purchase. You can only change your Future Income Start Date one time.

General Office—A New York Life field office.

Good Order—We consider a transaction to be in “Good Order” if it complies with our administrative procedures and all relevant laws and regulations, and the required information is complete and correct. We may delay or reject a request if it is not in Good Order. Good Order means the actual receipt by us of instructions relating to the requested transaction in writing (or, if permitted, by telephone or electronically), along with all forms and other information or documentation necessary to complete the request. We may, in our sole discretion, determine whether any particular request is in Good Order. If you have any questions, you should contact us or your registered representative before submitting a form or request.

Holding Period—A pre-determined Holding Period you select at the time of application for either an Investment Preservation Rider, Investment Preservation Rider 2.0, Investment Preservation Rider 3.0 or Investment Preservation Rider 4.0. You can choose among seven (7) different Holding Periods (10, 11, 12, 13, 14, 15 or 20 years) for IPR, IPR 2.0 or IPR 3.0 and six (6) different Holding Periods (10, 12, 13, 14, 15 or 20 years) for IPR 4.0.

Holding Period End Date—The 10,11,12,13,14,15 or 20th Policy Anniversary, as applicable, of (a) the Rider Effective Date or (b) the Rider Reset Effective Date, whichever is later.

Income Payments—Periodic payments NYLIAC makes after the Annuity Commencement Date.

Investment Division—The variable investment options available under the policy. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.

IPR/IPR 2.0/IPR 3.0/IPR 4.0—Investment Preservation Rider, Investment Preservation Rider 2.0, Investment Preservation Rider 3.0 or Investment Preservation Rider 4.0.

IPR Reset—Changing the guaranteed amount of the Investment Preservation Rider, Investment Preservation Rider 2.0, Investment Preservation Rider 3.0 or Investment Preservation Rider 4.0, as applicable, to make it equal the Accumulation Value or 150% of the Accumulation Value if you choose the 20-year Holding Period (less any applicable reductions) on the Policy Anniversary following your request.

Life Income—Guaranteed Period Payment Option-The Income Payment option available under this policy. Monthly payments made under this option are made over the life of the Annuitant(s) with a guarantee of 10 years of payments.

Non-Qualified Policies—Policies that are not available for use by individuals in connection with employee retirement plans intended to qualify for special federal income tax treatment under Sections 403(b), 408, and 408A of the Code. Non-Qualified Policies include policies issued for other retirement plans or arrangements, including plans qualifying under Section 401(a) of the Code.

Nonforfeiture Rate—The rate used to calculate the Fixed Account and DCA Advantage Account Nonforfeiture Values. This rate, as shown on the Policy Data Page, is equal to the lesser of: a) 3.00%, and b) a rate that is not less than 1.00% and determined by using the six-month average of the five-year Constant Maturity Treasury Rate reported by the Federal Reserve for December through May (for period beginning July 1) and June through November (for period beginning January 1), rounded to the nearest .05%, minus 1.25%.

Nonforfeiture Value—The Nonforfeiture Value is equal to 87.50% of the Consideration(s) allocated to the Fixed Account and/or to the DCA Advantage Account accumulated at the Nonforfeiture Rate since the Payment Date or transfer date,

5

minus any amounts withdrawn or transferred from the Fixed Account and/or the DCA Advantage Account, with the remaining amount accumulated at the Nonforfeiture Rate since the date of withdrawal or transfer.

NYLIAC, we, our or us—New York Life Insurance and Annuity Corporation. All written service requests must be sent to the NYLIAC Variable Products Service Center (“VPSC”) at one of the addresses listed in Question 15 of the section of the Prospectus entitled, “QUESTIONS AND ANSWERS ABOUT NEW YORK LIFE PREMIER VARIABLE ANNUITY II.”

Owner (you, your)—The individual(s) or entity(ies) designated as the Owner in the policy, or as subsequently changed after issue, who is entitled to exercise all rights under the policy.

Payee—The individual designated to receive Income Payments under the policy or the Future Income Rider.

Payment Date—The Business Day on which we receive a premium payment at the address specified in this Prospectus to receive such payment.

Payment Year(s)—With respect to any premium payment, the year(s) beginning on the date such premium payment is made to the policy.

Policy Anniversary—An anniversary of the Policy Date shown on the Policy Data Page.

Policy Data Page—Page 2 of the policy which contains the policy specifications.

Policy Date—The date from which we measure Policy Years, quarters, months, and Policy Anniversaries. It is shown on the Policy Data Page.

Policy Year—A year starting on the Policy Date. Subsequent Policy Years begin on each Policy Anniversary, unless otherwise indicated.

Qualified Policies—Policies for use by individuals under employee retirement plans that are intended to qualify for special federal income tax treatment under Sections 403(b), 408, and 408A of the Code. Qualified Policies do not include policies issued for any other retirement plans or arrangements, including plans qualifying under Section 401(a) of the Code.

Reset Value—Please see “Riders-Annual Death Benefit Reset Rider (optional)”.

Return of Premium Death Benefit —The total dollar amount of premium payments made under this Policy reduced by any Return of Premium Death Benefit Proportional Withdrawals.

Return of Premium Death Benefit Proportional Withdrawal—An amount equal to the amount withdrawn from this Policy (including any amount withdrawn that may include surrender charges), divided by this Policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the Return of Premium Death Benefit immediately preceding the withdrawal.

Rider Effective Date—The date on which the IPR, IPR 2.0, IPR 3.0 or IPR 4.0 Rider, as applicable, is effective and the date from which the Holding Period End Date is measured. This date is stated on the rider Data Page. After an IPR reset, this date is the same as the “Rider Reset Effective Date.”

Separate Account—NYLIAC Variable Annuity Separate Account-III or NYLIAC Variable Annuity Separate Account-IV, each a segregated asset account we established to receive and invest premium payments paid under the policies. The Separate Account’s Investment Divisions, in turn, purchase shares of Eligible Portfolios.

Step-up Death Benefit-the Accumulation Value as of the Policy Anniversary immediately following the expiration of the Surrender Charge Period for the first premium payment, plus any other premium payments made since that Policy Anniversary, reduced proportionally by any amounts withdrawn from the policy since that Policy Anniversary.

Suitability Standards—The criteria used to evaluate whether a recommended transaction, relating to your policy, is suitable for the policyowner.

Variable Accumulation Value—The sum of the current Accumulation Unit value(s) for each of the Investment Divisions multiplied by the number of Accumulation Units held in the respective Investment Division.

VPSC—The Variable Products Service Center. You may contact the VPSC toll-free by calling 1-800-598-2019, or by sending correspondence to one of the addresses listed in Question 15 of the section of the Prospectus entitled, “QUESTIONS AND ANSWERS ABOUT NEW YORK LIFE PREMIER VARIABLE ANNUITY II.”

6

TABLE OF FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender the policy, or transfer Accumulation Value between investment options. State premium taxes may also be deducted.

Policyowner Transaction Expenses

Guaranteed maximum Surrender Charge as a percentage of the amount withdrawn[1]	7.00%
Current Surrender Charge for Policies applied for on and after May 1, 2019 as a percentage of the amount withdrawn[1]	7.00%
Current Surrender Charge for Policies applied for before May 1, 2019 as a percentage of the amount withdrawn[1]	8.00%
Transfer Fee	Guaranteed maximum charge: $30
Current charge: $0[2]

[1]

In Payment Years 2 and beyond, the percentage applied to calculate the maximum surrender charge is as follows: 7% during Payment Year 2; 6% during Payment Year 3; 5% during Payment Year 4; 4% during Payment Year 5; 3% during Payment Year 6; 2% during Payment Year 7; and 0% thereafter.

[2]

Currently, we do not charge for transfers under the policy. However, we reserve the right to charge for transfers in excess of 12 in a Policy Year. We will charge no more than $30 for each transfer at the time each transfer is processed. See “Charges and Deductions—Other Charges— (f) Transfer Fees.”

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including Fund fees and expenses.

Periodic Charges Other Than Fund Company Charges

The charges in the “Accumulation Value Based M&E Charge Policies” column apply if you choose to have M&E charges calculated as an annualized percentage of daily average Variable Accumulation Value. The charges in the “Premium Based M&E Charge Policies” column apply if you choose to have M&E charges calculated as an annualized percentage of Adjusted Premium Payments.

	Accumulation Value Based M&E Charge Policies	Premium Based M&E Charge Policies
Annual Policy Service Charge[1]	$30	$30
Guaranteed maximum Mortality and Expense Risk and Administrative Costs Charge	1.30% (During the Surrender Charge Period for the initial premium) 1.10% (After the Surrender Charge Period for the initial premium)	1.50% (During the Surrender Charge Period for the initial premium) 1.30% (After the Surrender Charge Period for the initial premium)
Current Mortality and Expense Risk and Administrative Costs Charge for Policies applied for on and after May 1, 2016	1.20% (During the Surrender Charge Period for the initial premium) 1.00% (After the Surrender Charge Period for the initial premium)	1.30% (During the Surrender Charge Period for the initial premium) 1.10% (After the Surrender Charge Period for the initial premium)
Current Mortality and Expense Risk and Administrative Costs Charge for Policies applied for before May 1, 2016	1.30% (During the Surrender Charge Period for the initial premium) 1.10% (After the Surrender Charge Period for the initial premium)	1.50% (During the Surrender Charge Period for the initial premium) 1.30% (After the Surrender Charge Period for the initial premium)

[1]

Waived for (i) policies with $100,000 or more Accumulation Value based on each Policy Anniversary and (ii) policies that (a) purchase the IPR 4.0 and (b) the cumulative first year premium(s) are greater than or equal to $25,000 for the entirety of the Policy.

7

Optional Rider Charges: Investment Preservation Rider 4.0 (“IPR 4.0”)

Guaranteed maximum Charge for IPR 4.0
(calculated as an annualized percentage of the amount that is guaranteed under the IPR 4.0, deducted on a quarterly basis)
10 Year Rider Holding Period	2.00%
12 Year Rider Holding Period	1.50%
13 Year Rider Holding Period	1.50%
14 Year Rider Holding Period	1.50%
15 Year Rider Holding Period	1.50%
20 Year Rider Holding Period	1.50%
Current Charge for IPR 4.0
(calculated as an annualized percentage of the amount that is guaranteed under the IPR 4.0, deducted on a quarterly basis)
10 Year Rider Holding Period	0.70%
12 Year Rider Holding Period	0.70%
13 Year Rider Holding Period	0.60%
14 Year Rider Holding Period	0.55%
15 Year Rider Holding Period	0.50%
20 Year Rider Holding Period	0.60%
Current and guaranteed maximum Rider Risk Charge Adjustment for IPR 4.0 (one-time charge for cancellation of the IPR 4.0; calculated as a percentage of the amount guaranteed)
10 Year Rider Holding Period	2.00%
12 Year Rider Holding Period	2.00%
13 Year Rider Holding Period	2.00%
14 Year Rider Holding Period	2.00%
15 Year Rider Holding Period	2.00%
20 Year Rider Holding Period	1.00%

Optional Rider Charges: Investment Preservation Rider (“IPR”) (applied for prior to May 1, 2016) (No Longer

Available for Purchase)

Guaranteed maximum Charge for IPR
(calculated as an annualized percentage of the amount that is guaranteed under the IPR, deducted on a quarterly basis)
10 Year Rider Holding Period	2.00%
11 Year Rider Holding Period	2.00%
12 Year Rider Holding Period	1.50%
13 Year Rider Holding Period	1.50%
14 Year Rider Holding Period	1.50%
15 Year Rider Holding Period	1.50%
20 Year Rider Holding Period	1.50%
Current Charge for IPR Resets
(calculated as an annualized percentage of the amount that is guaranteed under the IPR, deducted on a quarterly basis)
10 Year Rider Holding Period	1.00%
11 Year Rider Holding Period	0.85%
12 Year Rider Holding Period	0.70%
13 Year Rider Holding Period	0.60%
14 Year Rider Holding Period	0.55%
15 Year Rider Holding Period	0.45%
20 Year Rider Holding Period	0.55%

8

Current and guaranteed maximum Rider Risk Charge Adjustment for IPR (one-time charge for cancellation of the IPR; calculated as a percentage of the amount guaranteed)
10 Year Rider Holding Period	2.00%
11 Year Rider Holding Period	2.00%
12 Year Rider Holding Period	2.00%
13 Year Rider Holding Period	2.00%
14 Year Rider Holding Period	2.00%
15 Year Rider Holding Period	2.00%
20 Year Rider Holding Period	1.00%

Optional Rider Charges: Investment Preservation Rider (“IPR”) (applied for on or after May 1, 2016),

Investment Preservation Rider 2.0 (“IPR 2.0”) and Investment Preservation Rider 3.0 (“IPR 3.0”) (No Longer

Available for Purchase)

Guaranteed maximum Charge for IPR, IPR 2.0 and IPR 3.0
(calculated as an annualized percentage of the amount that is guaranteed under the IPR, IPR 2.0 and IPR 3.0, deducted on a quarterly basis)
10 Year Rider Holding Period	2.00%
11 Year Rider Holding Period	2.00%
12 Year Rider Holding Period	1.50%
13 Year Rider Holding Period	1.50%
14 Year Rider Holding Period	1.50%
15 Year Rider Holding Period	1.50%
20 Year Rider Holding Period	1.50%
Current Charge for IPR, IPR 2.0 and IPR 3.0 Resets
(calculated as an annualized percentage of the amount that is guaranteed under the IPR, IPR 2.0 and IPR 3.0, deducted on a quarterly basis)
10 Year Rider Holding Period	1.00%
11 Year Rider Holding Period	0.85%
12 Year Rider Holding Period	0.70%
13 Year Rider Holding Period	0.60%
14 Year Rider Holding Period	0.55%
15 Year Rider Holding Period	0.50%
20 Year Rider Holding Period	0.60%
Current and guaranteed maximum Rider Risk Charge Adjustment for IPR, IPR 2.0 and IPR 3.0 (one-time charge for cancellation of the IPR, IPR 2.0 and IPR 3.0; calculated as a percentage of the amount guaranteed)
10 Year Rider Holding Period	2.00%
11 Year Rider Holding Period	2.00%
12 Year Rider Holding Period	2.00%
13 Year Rider Holding Period	2.00%
14 Year Rider Holding Period	2.00%
15 Year Rider Holding Period	2.00%
20 Year Rider Holding Period	1.00%

Optional Rider Charges: Annual Death Benefit Reset Rider Applied For On Or After May 1, 2016

Guaranteed maximum Annual Death Benefit Reset Rider Charge (calculated as an annualized percentage of the Reset Value as of the last Policy Anniversary (or as of the Policy Date if within the first Policy Year), deducted on a quarterly basis; for a detailed explanation of the term “Reset Value,” see “THE POLICIES-Riders-Annual Death Benefit Reset Rider”).	1.00%
Current Annual Death Benefit Reset Rider Charge	0.25%

9

Optional Rider Charges: Annual Death Benefit Reset Rider Applied for Before May 1, 2016 (No Longer

Available for Purchase)

Guaranteed maximum Annual Death Benefit Reset Rider Charge (calculated as an annualized percentage of the Reset Value as of the last Policy Anniversary (or as of the Policy Date if within the first Policy Year), deducted on a quarterly basis; for a detailed explanation of the term “Reset Value,” see “THE POLICIES-Riders-Annual Death Benefit Reset Rider”).	1.00%
Current Annual Death Benefit Reset Rider Charge (if the oldest Owner was age 65 or younger when the policy was issued)	0.30%
Current Annual Death Benefit Reset Rider Charge (if the oldest Owner was age 66 to 75 inclusive when the policy was issued)	0.35%

Optional Rider Charges: Investment Preservation Rider + Annual Death Benefit Reset Rider Package Applied for Before May 1, 2016 (No Longer Available for Purchase)

Guaranteed maximum Investment Preservation Rider /Annual Death Benefit Reset Rider Package (IPR + ADBR) Charge
(calculated as the sum of (1) the Investment Preservation Rider Charge, calculated as an annualized percentage of the amount guaranteed under the Investment Preservation Rider; and (2) the Annual Death Benefit Reset Rider Charge, calculated as an annualized percentage of the Reset Value as of the last Policy anniversary (or as of the Policy Date if within the first Policy Year)).
10 Year Holding Period	2.50%
11 Year Holding Period	2.50%
12 Year Holding Period	2.00%
13 Year Holding Period	2.00%
14 Year Holding Period	2.00%
15 Year Holding Period	2.00%
20 Year Holding Period	2.00%
Current Charge for IPR + ADBR Resets (for policies applied for prior to May 1, 2016)
(calculated as the sum of (1) the Investment Preservation Rider Charge, calculated as an annualized percentage of the amount guaranteed under the Investment Preservation Rider; and (2) the Annual Death Benefit Reset Rider Charge, calculated as an annualized percentage of the Reset Value as of the last Policy anniversary (or as of the Policy Date if within the first Policy Year)).
10 Year Holding Period	0.95%
11 Year Holding Period	0.80%
12 Year Holding Period	0.65%
13 Year Holding Period	0.55%
14 Year Holding Period	0.50%
15 Year Holding Period	0.40%
20 Year Holding Period	0.50%
Current Annual Death Benefit Reset Rider Charge with IPR + ADBR
All Holding Periods	0.25%

The next table shows the minimum and maximum total operating expenses charged by the portfolio companies that you may pay periodically during the time that you own the policy (before any fee waiver or expense reimbursement). The expenses are expressed as a percentage of average net assets of the portfolios and may be higher or lower in the future. More detail concerning each portfolio company’s fees and expenses is contained in the prospectus for each portfolio company.

10

Total Annual Portfolio Company Operating Expenses(#)

	Minimum	Maximum
Expenses that are deducted from the Eligible Portfolio assets, including management fees, 12b-1 fees, administration fees and other expenses as of December 31, 2019.	0.42%	1.96%

(#)

Shown as a percentage of average net assets for the fiscal year ended December 31, 2019. The Fund or its agents provided the fees and charges that are based on 2019 expenses, unless otherwise indicated. For Funds that are not affiliated with NYLIAC, we have not verified the accuracy of the information provided by the Fund or its agents.

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Guaranteed Maximum Charges Examples

The table below will help you understand the various costs and expenses that you will bear directly and indirectly. The table reflects the Investment Division with the maximum charges and expenses of the policy including, policyowner transaction expenses, the annual policy service charge, separate account annual expenses, portfolio company fees and expenses and the highest possible combination of optional rider charges (using guaranteed maximum charges) where indicated. Your actual costs may be higher or lower. For more information on the charges reflected in these tables, see “CHARGES AND DEDUCTIONS” and the Fund prospectuses that accompany this Prospectus. NYLIAC may, where premium taxes are imposed by state law, deduct the premium taxes upon surrender of the policy or on the Annuity Commencement Date.

You would pay the following expenses on a $10,000 allocation, assuming 5% annual returns:

For Premium based M&E Charge New York Life Premier Variable Annuity II Policies applied for on or after May 1, 2016:

	Expenses if you annuitize your policy				Expenses if you surrender your policy				Expenses if you do not surrender your policy
	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr

with IPR* & ADBR Rider	$1,351.94	$1,884.29	$3,145.60	$6,181.92	$1,351.94	$2,431.67	$3,509.35	$6,211.92	$610.80	$1,884.29	$3,145.60	$6,181.92

with IPR Rider*	$1,305.94	$1,737.41	$2,906.20	$5,732.05	$1,305.94	$2,293.44	$3,279.72	$5,762.05	$560.80	$1,737.41	$2,906.20	$5,732.05

with ADBR Rider	$1,190.42	$1,371.83	$2,312.32	$4,626.05	$1,190.42	$1,949.2	$2,709.93	$4,656.05	$435.80	$1,371.83	$2,312.32	$4,626.05

without any Riders	$1,097.62	$1,076.44	$1,828.88	$3,707.64	$1,097.62	$1,670.57	$2,245.76	$3,737.64	$335.80	$1,076.44	$1,828.88	$3,707.64

*	Assumes a 20 yr Holding Period

For Accumulation Value based M&E Charge New York Life Premier Variable Annuity II Policies applied for on or after May 1, 2016:

	Expenses if you annuitize your policy				Expenses if you surrender your policy				Expenses if you do not surrender your policy
	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr

with IPR* & ADBR Riders	$1,348.26	$1,867.78	$3,110.12	$6,076.16	$1,348.26	$2,416.13	$3,475.30	$6,106.16	$606.80	$1,867.78	$3,110.12	$6,076.16

with IPR Rider*	$1,302.26	$1,722.79	$2,876.99	$5,651.66	$1,302.26	$2,279.68	$3,251.69	$5,681.66	$556.80	$1,722.79	$2,876.99	$5,651.66

with ADBR Rider	$1,186.71	$1,362.03	$2,299.07	$4,609.63	$1,186.71	$1,939.96	$2,697.22	$4,639.63	$431.80	$1,362.03	$2,299.07	$4,609.63

without any Riders	$1,093.91	$1,070.31	$1,827.92	$3,741.43	$1,093.91	$1,664.80	$2,244.87	$3,771.43	$331.80	$1,070.31	$1,827.92	$3,741.43

*	Assumes a 20 yr Holding Period

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For Premium based M&E Charge New York Life Premier Variable Annuity II Policies applied for before May 1, 2016:

	Expenses if you annuitize your policy				Expenses if you surrender your policy				Expenses if you do not surrender your policy
	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr

with IPR* & ADBR Riders	$1,370.34	$1,943.05	$3,241.36	$6,361.87	$1,370.34	$2,486.96	$3,601.20	$6,391.87	$630.80	$1,943.05	$3,241.36	$6,361.87

with IPR Rider*	$1,324.34	$1,796.16	$3,001.96	$5,912.00	$1,324.34	$2,348.73	$3,371.57	$5,942.00	$580.80	$1,796.16	$3,001.96	$5,912.00

with ADBR Rider	$1,208.98	$1,429.98	$2,406.08	$4,797.06	$1,208.98	$2,004.05	$2,799.95	$4,827.06	$455.80	$1,429.98	$2,406.08	$4,797.06

without any Riders	$1,116.18	$1,135.19	$1,924.65	$3,887.59	$1,116.18	$1,725.99	$2,337.70	$3,917.59	$355.80	$1,135.19	$1,924.65	$3,887.59

*	Assumes a 20 yr Holding Period

For Accumulation Value based M&E Charge New York Life Premier Variable Annuity II Policies applied for before May 1, 2016:

	Expenses if you annuitize your policy				Expenses if you surrender your policy				Expenses if you do not surrender your policy
	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr

with IPR* & ADBR Riders	$1,357.92	$1,897.80	$3,157.63	$6,158.89	$1,357.92	$2,444.38	$3,520.86	$6,188.89	$617.30	$1,897.80	$3,157.63	$6,158.89

with IPR Rider*	$1,311.92	$1,752.96	$2,925.02	$5,736.65	$1,311.92	$2,308.08	$3,297.75	$5,766.65	$567.30	$1,752.96	$2,925.02	$5,736.65

with ADBR Rider	$1,196.45	$1,392.29	$2,347.35	$4,695.77	$1,196.45	$1,968.49	$2,743.57	$4,725.77	$442.30	$1,392.29	$2,347.35	$4,695.77

without any Riders	$1,103.65	$1,101.19	$1,878.26	$3,836.57	$1,103.65	$1,693.93	$2,293.20	$3,866.57	$342.30	$1,101.19	$1,878.26	$3,836.57

*	Assumes a 20 yr Holding Period

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QUESTIONS AND ANSWERS ABOUT NEW YORK LIFE PREMIER VARIABLE ANNUITY II

NOTE: The following section contains brief questions and answers about the New York Life Premier Variable Annuity II. You should refer to the body of this Prospectus for more detailed information.

1. What is the New York Life Premier Variable Annuity II?

The New York Life Premier Variable Annuity II is a Flexible Premium Deferred Variable Annuity Policy issued by NYLIAC. You may allocate premium payments to the Investment Divisions of the Separate Account, an available Asset Allocation Model, as well as the DCA Advantage Account, and/or to the Fixed Account (See “ASSET ALLOCATION MODELS” for more information about which Asset Allocation Models are currently available to you.) The Accumulation Value will fluctuate according to the performance of the Investment Divisions or Asset Allocation Model selected, the deduction of the Separate Account charges, and the interest credited on amounts in the Fixed Account and the DCA Advantage Account.

2. Where can I allocate my premium payments?

(a) You can allocate your premium payments to one or more of the following Allocation Options:

(i) SEPARATE ACCOUNT

Separate Account III currently consists of 100 Investment Divisions, some of which may not be available under your policy. Separate Account IV currently consists of 76 Investment Divisions, some of which may not be available under your policy. The available Investment Divisions are listed on the first and second page of this Prospectus. They offer investments in domestic and international markets. When you allocate a premium payment to one of the Investment Divisions, the Separate Account will invest your premium payment exclusively in shares of the corresponding Eligible Portfolio of the relevant Fund(s). You can allocate among a maximum of eighteen (18) Investment Divisions, plus the Fixed Account.

(ii) FIXED ACCOUNT

Each premium payment, or the portion of any premium payment you allocate to the Fixed Account will earn an interest rate at least equal to the guaranteed minimum interest rate.

(b) You can also allocate your premium payments to the DCA Advantage Account. NYLIAC will credit interest to amounts held in the DCA Advantage Account at rates we have set in advance. The DCA Advantage Account allows you to set up automatic dollar cost averaging from the DCA Advantage Account into the Investment Divisions, providing for automatic transfers to the Investment Divisions you select in six installments over a six month period. (See “THE DCA ADVANTAGE ACCOUNT.”)

3. Can I make transfers among the Investment Divisions, the Asset Allocation Models and the Fixed Account?

You can transfer all or part of the Accumulation Value of your policy between the Investment Divisions and one of the available Asset Allocation Models or from the Investment Divisions and/or an Asset Allocation Model to the Fixed Account any time prior to 30 days before the Annuity Commencement Date (See “RIDERS — Investment Preservation Rider (optional), Investment Preservation Rider 2.0 (optional), Investment Preservation Rider 3.0 (optional) and Investment Preservation Rider 4.0 (optional)” for more information on transfer restrictions if the Investment Preservation Rider, Investment Preservation Rider 2.0, Investment Preservation Rider 3.0 or Investment Preservation Rider 4.0 is purchased). Beginning May 1, 2020, you may not transfer into an Asset Allocation Model unless you are currently allocated to that model. If you are currently allocated to an Asset Allocation Model and you transfer your entire allocation out of it, you will not be able to transfer back into that model or allocate to a new Asset Allocation Model. For Premium based M&E Charge policies, no transfers are allowed from the Investment Divisions into the Fixed Account. For Account Value based M&E Charge policies, transfers from the Investment Divisions to the Fixed Account must be for at least $500. Generally, you can transfer a minimum amount of $25 into an Investment Division, unless we agree otherwise. You can make unlimited transfers each Policy Year subject to the Limits on Transfers. We currently do not charge for transfers. However, we reserve the right to charge up to $30 for each transfer after the first 12 in a given Policy Year. Please note that each transfer to or from an available Asset Allocation Model counts as one transfer. (See “TRANSFERS.”)

All guarantees are subject to the claims paying ability of NYLIAC. No third party guarantees are involved.

You can make transfers from the Fixed Account and the DCA Advantage Account to the Investment Divisions, subject to certain restrictions which may apply. (See “THE FIXED ACCOUNT” and “THE DCA ADVANTAGE ACCOUNT.”) In

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addition, you can request transfers through the traditional Dollar Cost Averaging, Automatic Asset Rebalancing or Interest Sweep options as described herein.

4. What charges are assessed against the policy?

Before the date we start making Income Payments under the policy, unless currently waived, we will deduct a policy service charge of $30 on each Policy Anniversary or upon surrender of the policy. See “CHARGES AND DEDUCTIONS-Other Charges-Policy Service Charge” for information regarding waiver of the policy service charge.

In addition, we also deduct a charge for certain mortality and expense risks NYLIAC assumes and policy administration expenses (“M&E Charge”). You may choose to have the M&E Charge assessed based on either the Accumulation Value of the policy or the Adjusted Premium Payments. You must choose your M&E Charge option prior to the issuance of the policy. Once the M&E Charge option is chosen it cannot be changed.

For Accumulation Value based M&E Charge policies applied for on and after May 1, 2016, the M&E Charge is 1.20% (annualized) of the daily average Variable Accumulation Value during the surrender charge period for the initial premium and 1.00% after the surrender charge period for the initial premium. For Premium based M&E Charge policies applied for on and after May 1, 2016, the M&E Charge is 1.30% (annualized) of the Adjusted Premium Payments during the surrender charge period for the initial premium and 1.10% after the surrender charge period for the initial premium.

For Accumulation Value based M&E Charge policies applied for before May 1, 2016, the M&E Charge is 1.30% (annualized) of the daily average Variable Accumulation Value during the surrender charge period for the initial premium and 1.10% after the surrender charge period for the initial premium. For Premium based M&E Charge policies applied for before May 1, 2016, the M&E Charge is 1.50% (annualized) of the Adjusted Premium Payments during the surrender charge period for the initial premium and 1.30% after the surrender charge period for the initial premium.

Premium based M&E Charges will be deducted from the Investment Divisions through a reduction in Accumulation Units each policy quarter (excluding premium payments allocated to the Fixed Account that are not transferred to the Investment Division). (See “MORTALITY AND EXPENSE RISK AND ADMINISTRATIVE COSTS CHARGE.”)

The amount of Premium based M&E Charges assessed to your policy will be unaffected by fluctuations in market performance. In a rising market, the Premium based M&E Charge structure will benefit the policyowner because the Premium based M&E Charge, when measured as a percentage of separate account assets, will be reduced. In a flat or declining market, the Premium based M&E Charge structure will result in an increase in the charge when measured against separate account assets. The amount of Accumulation Value based M&E Charges assessed to your policy will be affected by fluctuations in market performance. However, the Accumulation Value based M&E Charge structure may be more advantageous in a flat or declining market and disadvantageous in a rising market.

We impose a surrender charge on certain partial withdrawals and surrenders of the policies. This charge is assessed as a percentage of the amount withdrawn or surrendered during the first seven Payment Years following each premium payment. We keep track of each premium payment and assess a charge based on the length of time a premium payment is in your policy before it is withdrawn.

For Policies applied for on or after May 1, 2019, the percentage assessed after the first Payment Year is as follows:

Payment Year	Surrender Charge
1	7%
2	7%
3	6%
4	5%
5	4%
6	3%
7	2%
8+	0%

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For Policies applied for before May 1, 2019, the percentage assessed after the first Payment Year is as follows:

Payment Year	Surrender Charge
1	8%
2	7%
3	6%
4	5%
5	4%
6	3%
7	2%
8+	0%

For purposes of calculating the surrender charge, we treat withdrawals as coming from the oldest premium payment first (on a first-in, first-out basis).

You can make withdrawals from the policy free of surrender charges based on certain limitations. For policies issued to policyowners age 75 and under, in any one Policy Year, you may withdraw free of a surrender charge the greatest of (i) 10% of the Accumulation Value as of the last Policy Anniversary (10% of the premium payment if the withdrawal is made in the first Policy Year), less any prior withdrawals made during the Policy Year that were surrender charge free; (ii) the Accumulation Value less the accumulated premium payments; or (iii) 10% of the Accumulation Value at the time of the withdrawal, less any prior Surrender Charge free withdrawals during the Policy Year. (See “CHARGES AND DEDUCTIONS-Surrender Charges” and “EXCEPTIONS TO SURRENDER CHARGES.”) In response to the public emergency created by the COVID-19 pandemic, however, effective March 23, 2020 we have increased the percentages noted in the preceding sentence to 15%. We reserve the right to discontinue the change at any time. We will notify you of such discontinuation.

For policies issued to policyowners ages 76 to 80, in any one Policy Year, you may withdraw free of a surrender charge the greatest of (x) 50% of the Accumulation Value as of the last Policy Anniversary (50% of the premium payment if the withdrawal is made the first Policy Year); (y) the Accumulation Value less the accumulated premium payments; or (z) 50% of the Accumulation Value at the time of the withdrawal, less any prior Surrender Charge free withdrawals during the Policy Year. (See “CHARGES AND DEDUCTIONS—Exceptions to Surrender Charges.”) In response to the public emergency created by the COVID-19 pandemic, however, effective March 23, 2020 we have increased the percentages noted in the preceding sentence to 55%. We reserve the right to discontinue the change at any time. We will notify you of such discontinuation.

If you purchase the Investment Preservation Rider, the Investment Preservation Rider 2.0, Investment Preservation Rider 3.0 or the Investment Preservation Rider 4.0 (“IPR”, “IPR 2.0”, “IPR 3.0” and “IPR 4.0”, respectively), we will deduct a charge on the first Business Day of the next policy quarter following each policy quarter that the rider is in effect, based on the amount that is guaranteed. (See “OTHER CHARGES-Investment Preservation Rider Charge, Investment Preservation Rider 2.0 Charge, Investment Preservation Rider 3.0 Charge and Investment Preservation Rider 4.0 Charge.”) In most jurisdictions, this charge will be deducted from each Investment Division and the DCA Advantage Account, in proportion to its percentage of the Accumulation Value (see APPENDIX 5 for more information). The guaranteed maximum charge for the IPR, IPR 2.0, IPR 3.0 and IPR 4.0 is 2.00% for the 10 and 11- year terms (11-year term is not available with the IPR 4.0) and 1.50% for the 12-15 and 20 - year terms of the amount that is guaranteed.

For the IPR 4.0 rider, the current charge ranges from 0.50% to 0.70% of the amount that is guaranteed, applied on a quarterly basis (0.125% to 0.175% per quarter), depending on the Holding Period you choose.

The IPR, IPR 2.0 and IPR 3.0 riders are no longer available for purchase.

For an IPR (applied for prior to May 1, 2016), the current rider reset charge ranges from 0.45% to 1.00% of the amount that is guaranteed, applied on a quarterly basis (0.1125% to 0.25% per quarter), depending on the rider Holding Period you chose.

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For an IPR (applied for on or after May 1, 2016), IPR 2.0 and IPR 3.0, the current rider reset charge ranges from 0.50% to 1.00% of the amount that is guaranteed, applied on a quarterly basis (0.125% to 0.25% per quarter), depending on the rider Holding Period you chose.

To the extent permitted by law, we will also deduct a Rider Risk Charge Adjustment if you cancel the IPR, IPR 2.0, IPR 3.0 or IPR 4.0. (See “OTHER CHARGES-Rider Risk Charge Adjustment (optional).”) The purpose of the Rider Risk Charge Adjustment is to help compensate us for financial losses that we may incur if the IPR, IPR 2.0, IPR 3.0 or IPR 4.0 is cancelled. We do not expect to profit from this charge. We set both charges at our sole discretion, subject to the stated maximums. However, if you reset the IPR, IPR 2.0 IPR 3.0 or IPR 4.0, the charge for the new reset amount will be based on the charges that are in effect at the time of the reset. This charge may be more or less than the charge being assessed to new issues of the IPR, IPR 2.0, IPR 3.0 or IPR 4.0 Rider (“THE POLICIES—Riders -Investment Preservation Rider (optional), Investment Preservation Rider 2.0 (optional), Investment Preservation Rider 3.0 (optional) and Investment Preservation Rider 4.0 (optional). You should consider the costs of cancelling the IPR, IPR 2.0, IPR 3.0 or IPR 4.0 before you purchase it.

If you purchase the Annual Death Benefit Reset Rider (“ADBR”) (in jurisdictions where available), we will deduct a charge each policy quarter that the rider is in effect based on the amount that is reset on the last Policy Anniversary, less any Reset Value Proportional Reduction. This charge will be deducted from each Investment Division, the DCA Advantage Account and the Fixed Account, in proportion to its percentage of the Accumulation Value. The maximum annual charge is 1.00% of the amount that is reset on the last Policy Anniversary, applied on a quarterly basis. You should consult with your registered representative to determine the percentage we are currently charging before you select this rider. We may set a lower charge at our sole discretion.

For policies applied for on and after May 1, 2016, the current charge is 0.25% annually (0.0625% per quarter).

For policies applied for before May 1, 2016, the charges are as follows:

Age of Oldest Owner at Policy Issue	Annual Charge
65 or younger	0.30% (0.075% per quarter)
66 to 75 inclusive	0.35% (0.0875% per quarter)

For policies applied for before May 1, 2016, if you received a discount because you purchased the Investment Preservation Rider /Annual Death Benefit Reset Rider combination package (“IPR + ADBR”), we will deduct a reduced IPR and ADBR rider charge each policy quarter that the IPR + ADBR package is in effect. The maximum annual charge for the combination of the IPR + ADBR rider ranges from 2.00% to 2.50%, depending on the IPR Rider Holding Period you chose. For an IPR + ADBR package, the current charge ranges from 0.40% to 0.95% of the amount that is guaranteed under the IPR, applied on a quarterly basis. Please note that if IPR is cancelled, the charge for the ADBR rider will revert to the charge that is assessed for that rider, if purchased separately.

Finally, the value of the shares of each Fund reflects advisory fees, administration fees and other expenses deducted from the assets of each Fund. (See the Fund prospectuses which accompany this Prospectus.)

5. What are the minimum initial and maximum additional premium payments?

For most policies, the minimum initial premium payment is $5,000. Additional premium payments must be at least $2,500 for Qualified Policies and $5,000 for Non-Qualified Policies or such lower amount as we may permit at any time. Subsequent premium payments must be sent to NYLIAC at one of the addresses listed in Question 17 of this Prospectus. We may agree to other methods of payment. The maximum aggregate amount of premium payments we accept is $1,000,000 without prior approval. However, for Qualified Policies that amount could be lower because you may not make premium payments in excess of the amount permitted by law for the plan. For Inherited IRAs, Inherited Roth IRAs and Inherited Non-Qualified Policies, additional premium payments will not be accepted.

While IPR 2.0, IPR 3.0 and IPR 4.0 are in effect, you may only make premium payments to your policy in the first Policy Year or after the Holding Period End Date, as applicable.

Acceptance of initial and subsequent premium payments is subject to our Suitability Standards.

6. How are premium payments allocated?

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If the application is in Good Order, we will issue the policy and allocate the initial premium payment to the Allocation Options you have selected within two (2) Business Days after receipt at the Cleveland or Dallas Service Center. Subsequent premium payments will be allocated to your Policy at the close of the Business Day on which they are received by NYLIAC. (See “THE POLICIES—Policy Application and Premium Payments.”)

You may raise or lower the percentages (which must be in whole numbers) of the premium payment you place in each Allocation Option at the time you make a premium payment. The minimum amount which you may place in any one Investment Division or the Fixed Account is $25, or such lower amount as we may permit. The minimum amount which you may place in the DCA Advantage Account is $2,000. We reserve the right to limit the amount of a premium payment that may be placed in any one Allocation Option and the number of Allocation Options inclusively to which you may allocate your Accumulation Value. Acceptance of initial and subsequent premium payments is subject to our Suitability Standards.

7. What happens if premium payments are not made?

If we do not receive any premium payments for a period of two years, and the Accumulation Value of your policy would provide Income Payments of less than $20 per month on the Annuity Commencement Date, we reserve the right to terminate your policy subject to applicable laws. We will notify you of our intention to exercise this right and give you 90 days to make a premium payment. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum.

8. Can I withdraw money from the policy before the Annuity Commencement Date?

You may make withdrawals from your policy before the Annuity Commencement Date. Your withdrawal request must be in Good Order before we will process it. Under most circumstances, you may make a minimum partial withdrawal of $500. Withdrawals may be subject to a surrender charge. In addition, you may have to pay income tax and, if you are under age 59 1⁄2, a 10% penalty tax may apply. (See “DISTRIBUTIONS UNDER THE POLICY” and “FEDERAL TAX MATTERS.”) Please note that certain withdrawal requests must be made in writing and sent to NYLIAC’s Variable Products Service Center. (See “DISTRIBUTIONS UNDER THE POLICY—Surrenders and Withdrawals— (b) Partial Withdrawals and (c) Periodic Partial Withdrawals.”)

9. How will NYLIAC make Income Payments on the Annuity Commencement Date?

We will make Income Payments on a fixed basis. We do not currently offer a variable Income Payment option. We will make payments under the Life Income – Guaranteed Period Payment Option over the life of the Annuitant(s) with a guarantee of 10 years of payments, even if the Annuitant dies sooner. Income Payments will always be the same specified amount. (See “DISTRIBUTIONS UNDER THE POLICY—Income Payments.”) We may offer other options, at our discretion, where permitted by state law.

10. What happens if I die before the Annuity Commencement Date?

Unless amended by any rider attached to the policy, if you die before the Annuity Commencement Date, we will pay the Beneficiary(ies) under the policy an amount equal to the greatest of:

(a)	the Accumulation Value as of the day we receive a claim form in Good Order, or

(b)	the Return of Premium Death Benefit, or

(c)	the Step-up Death Benefit.

If the Beneficiary is the spouse (as defined under Federal law) of the Owner, see Question 11. (Also see “DISTRIBUTIONS UNDER THE POLICY—Death Before Annuity Commencement” and “FEDERAL TAX MATTERS.”)

11. What happens if my spouse is the Beneficiary?

If you are the Owner and you die before the Annuity Commencement Date, and you have designated your spouse (as defined under Federal law) as the sole primary Beneficiary of the policy, he or she may elect in writing to continue the policy upon your death as the new Owner and, if applicable, a new Annuitant (for Non-Qualified, IRA, Roth IRA, SIMPLE IRA and SEP policies only; TSA, Inherited IRA policies, Inherited Roth IRA policies and Inherited Non-Qualified policies are excluded). If you are also the Annuitant, your spouse will become the new Annuitant. If your spouse chooses to continue the policy, we will not pay the death benefit proceeds as a consequence of your death.

12. Can I return the policy after it is delivered?

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You can cancel the policy within 10 days of delivery of the policy or such longer period as required under state law. To cancel your policy, you must return it and/or provide a written request for cancellation to VPSC at one of the addresses listed in Question 15 of this Prospectus or to the registered representative through whom you purchased it. Except where you are entitled by law to receive the total of premium payments less any prior partial withdrawals, we will promptly return the Accumulation Value, less any e-delivery credit, (see “THE POLICIES – Electronic Delivery”) calculated as of the Business Day that either the registered representative through whom you purchased the policy or VPSC receives the policy along with the written request for cancellation in Good Order, but without any deduction for premium taxes or a surrender charge. We will set forth this provision in your policy. (See “THE POLICIES—Your Right to Cancel (“Free Look”).”)

13. What about voting rights?

You can instruct NYLIAC how to vote shares of the Funds in which you have a voting interest through the Separate Account. (See “VOTING RIGHTS.”)

14. Are policy loans available?

If you have purchased an Accumulation Value based M&E Charge policy in connection with a Code Section 403(b) Tax-Sheltered Annuity (“TSA”) plan, you may be able to borrow some of your Accumulation Value subject to certain conditions. You may not borrow any portion of your Accumulation Value if you have purchased a Premium based M&E Charge policy in connection with a TSA plan. (See “LOANS.”)

15. Where do I send written service requests to the NYLIAC Variable Products Service Center?

Certain service requests, including but not limited to death benefit claims and surrenders, are required to be in writing. All written service requests must be sent to the NYLIAC Variable Products Service Center (“VPSC”) at one of the following addresses:

	Regular Mail NYLIAC Variable Products Service Center Madison Square Station P.O. Box 922 New York, NY 10159	Express Mail NYLIAC Variable Products Service Center 51 Madison Avenue Floor 3B, Room 0304 New York, NY 10010

Death Claim forms may also be submitted to	Regular Mail New York Life P.O. Box 130539 Dallas, TX 75313-0539	Express Mail New York Life 4849 Greenville Ave., STE 700 Dallas, TX 75206

Written service requests will be effective as of the Business Day they are received in Good Order at VPSC at one of the addresses listed immediately above.

Faxed and e-mailed requests are not currently accepted, however, we reserve the right to accept them at our discretion. All service requests must be in Good Order. Please review all service request forms carefully and provide all required information that is applicable to the transaction. If your request is not in Good Order, we will not process it. We will make every reasonable attempt to notify you in writing of this situation. It is important that you inform NYLIAC of an address change so that you can receive important policy statements and other information.

16. How do I contact NYLIAC by Telephone or by the Internet?

a. By Telephone:

Certain service requests, including but not limited to obtaining current unit values may be made by telephone. You may reach our Customer Service Representatives at (800) 598-2019 on Business Days between the hours of 9:00 a.m. and 6:00 p.m. (Eastern Time).

b. By Internet:

Certain service requests, including but not limited to, transferring assets between investment options and e-mailing your registered representative, may be made via the Internet. For Internet-based requests please visit

19

www.newyorklife.com and enter your user name and password. (See “THE POLICIES — Online Service at www.newyorklife.com.”)

We make online services available at our discretion. In addition, availability of online services may be interrupted temporarily at certain times. We do not assume responsibility for any loss if the online service should become unavailable. E-mail inquiries that are non-transactional may be sent through www.newyorklife.com once they have passed all security protocols to identify the policyowner.

You may authorize us to accept electronic instructions from a registered representative or the registered service assistant assigned to your policy in order to make premium allocations, transfers, partial withdrawals and changes to your investment objective and/or risk tolerance. You may also authorize your registered representative or registered service assistant to revise your Automatic Asset Rebalancing (AAR) arrangement. Your AAR may be cancelled if a premium allocation change or transfer is submitted on your behalf that is inconsistent with your current AAR arrangements. You may prevent this cancellation if a conforming AAR change is processed within one Business Day of the inconsistent premium allocation change or transfer. You may also authorize us to accept telephone instructions from a registered representative to make transfers among investment options.

To authorize the registered representative(s) or registered service assistants assigned to your policy to make premium allocations and transfers (only a registered representative can make transfers by telephone), you must send a completed Trading and Partial Withdrawal Authorization Form to VPSC at one of the addresses listed in Question 15 of this Prospectus. We may revoke or deny Trading Authorization privileges for certain policyowners (See “THE POLICIES—Limits on Transfers”). Trading Authorization may be elected, changed or cancelled at any time. We will confirm all transactions in writing. Not all transactions are available on the Internet.

NYLIAC is not liable for any loss, cost or expense for action on instructions which are believed to be genuine in accordance with these procedures. As these parties act on your behalf, you are responsible for and bear the consequence of their instructions and other actions, including any limits on transfers. Transfer requests received after the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time, or received on a non-Business Day, will be priced as of the next Business Day.

17. Where do I send subsequent premium payments and loan repayments?

Subsequent premium payments and loan repayments should be sent to one of the following addresses:

Regular Mail	NYLIAC 75 Remittance Drive Suite 3021 Chicago, IL 60675-3021

Express Mail	NYLIAC, Suite 3021 c/o The Northern Trust Bank 350 North Orleans Street Receipt & Dispatch, 8th Floor Chicago, IL 60654

If in Good Order, subsequent premium payments and loan repayments will be credited as of the close of the Business Day on which they are received at one of the addresses noted in this Question 17. Please note that initial premium payments are those made in connection with the issuance of a policy and are processed in accordance with our procedures. (See “THE POLICIES — Policy Application and Premium Payments.”)

While IPR 2.0, IPR 3.0 or IPR 4.0 are in effect, you may only make premium payments to your policy in the first Policy Year or after the Holding Period End Date, as applicable.

Acceptance of subsequent premium payments is subject to our Suitability Standards.

20

FINANCIAL STATEMENTS

The statutory statements of financial position of NYLIAC as of December 31, 2019 and 2018, and the related statutory statements of operations, of changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2019 (including the report of the independent registered public accounting firm) and each Separate Account’s statement of assets and liabilities as of December 31, 2019, and the statements of operations and of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements (including the report of the independent registered public accounting firm) are included in the SAI. The independent registered public accounting firm is PricewaterhouseCoopers LLP.

21

CONDENSED FINANCIAL INFORMATION

The following Accumulation Unit values and the number of Accumulation Units outstanding for each Investment Division for each fiscal year ended December 31 presented below are derived from the financial statements audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The policies were first offered on May 1, 2015. Therefore, values and units shown for 2015 are for the period from May 1, 2015 to December 31, 2015. You should read this information in conjunction with the Separate Account’s audited financial statements and related notes that are included in the Statement of Additional Information.

For Accumulation Value based M&E Charge policies:

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
(Accumulation unit value in dollars and number of accumulation units in thousands)

MainStay VP Balanced – Service Class
2019	10.37	11.95	1,375
2018	11.35	10.37	1,029
2017	10.41	11.35	859
2016	9.53	10.41	347
2015	10.00	9.53	78
MainStay VP Bond – Service Class
2019	9.87	10.61	2,074
2018	10.13	9.87	790
2017	9.95	10.13	338
2016	9.82	9.95	123
2015	10.00	9.82	29
MainStay VP CBRE Global Infrastructure – Service Class
2019	8.59	8.93	142
2018	11.94	8.59	123
2017	10.53	11.94	107
2016	7.44	10.53	36
2015	10.00	7.44	9
MainStay VP Conservative Allocation – Service Class
2019	10.35	11.72	2,623
2018	11.20	10.35	2,092
2017	10.15	11.20	1,387
2016	9.50	10.15	525
2015	10.00	9.50	106
MainStay VP Emerging Markets Equity – Service Class
2019	10.65	12.59	134
2018	13.79	10.65	132
2017	9.07	13.79	143
2016	7.74	9.07	62
2015	10.00	7.74	32
MainStay VP Epoch U.S. Equity Yield – Service Class
2019	11.41	14.02	918
2018	12.17	11.41	675
2017	10.11	12.17	513
2016	9.29	10.11	203
2015	10.00	9.29	39
MainStay VP Fidelity Institutional AM® Utilities – Service Class
2019	11.06	13.48	2,943
2018	11.08	11.06	2,650
2017	9.52	11.08	1,979
2016	8.22	9.52	820
2015	10.00	8.22	216
MainStay VP Floating Rate – Service Class

22

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2019	10.47	11.20	2,139
2018	10.63	10.47	1,909
2017	10.34	10.63	987
2016	9.65	10.34	390
2015	10.00	9.65	128
MainStay VP Growth Allocation – Service Class
2019	10.86	13.35	1,946
2018	12.55	10.86	1,944
2017	10.05	12.55	1,454
2016	9.18	10.05	724
2015	10.00	9.18	226
MainStay VP Income Builder – Service Class
2019	10.68	12.45	2,420
2018	11.40	10.68	1,755
2017	10.11	11.40	1,256
2016	9.27	10.11	487
2015	10.00	9.27	117
MainStay VP Indexed Bond – Service Class
2019	9.84	10.50	1,212
2018	10.05	9.84	310
2017(b)	10.00	10.05	10
MainStay VP IQ Hedge Multi-Strategy – Service Class
2019	9.06	9.70	1,430
2018(e)	9.80	9.06	1,438
2017	9.47	9.80	1,099
2016	8.92	9.47	404
2015	10.00	8.92	83
MainStay VP Janus Henderson Balanced – Service Class
2019	11.96	14.51	3,854
2018	12.03	11.96	2,411
2017	10.18	12.03	1,313
2016	9.72	10.18	526
2015	10.00	9.72	160
MainStay VP MacKay Common Stock – Service Class
2019	12.01	14.95	809
2018	12.94	12.01	706
2017	10.62	12.94	511
2016	9.69	10.62	191
2015	10.00	9.69	33
MainStay VP MacKay Convertible – Service Class
2019	11.57	14.00	3,845
2018	11.96	11.57	2,503
2017	10.60	11.96	1,429
2016	9.35	10.60	432
2015	10.00	9.35	139
MainStay VP MacKay Government – Service Class
2019	9.72	10.10	1,038
2018	9.87	9.72	377
2017	9.81	9.87	119
2016	9.86	9.81	34
2015	10.00	9.86	10
MainStay VP MacKay Growth – Service Class
2019	12.42	15.90	46
2018	13.14	12.42	57

23

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2017	9.95	13.14	61
2016	9.74	9.95	18
2015	10.00	9.74	3
MainStay VP MacKay High Yield Corporate Bond – Service Class
2019	11.07	12.36	10,336
2018	11.40	11.07	7,166
2017	10.77	11.40	4,817
2016	9.36	10.77	1,538
2015	10.00	9.36	383
MainStay VP MacKay International Equity – Service Class
2019	10.88	13.40	699
2018	12.45	10.88	462
2017	9.37	12.45	280
2016	9.74	9.37	92
2015	10.00	9.74	36
MainStay VP MacKay Mid Cap Core – Service Class
2019	10.91	13.25	1,815
2018	12.52	10.91	997
2017	10.41	12.52	528
2016	9.24	10.41	167
2015	10.00	9.24	56
MainStay VP MacKay S&P 500 Index – Service Class
2019	12.15	15.72	4,719
2018	12.90	12.15	3,077
2017	10.73	12.90	1,883
2016	9.72	10.73	662
2015	10.00	9.72	177
MainStay VP MacKay Small Cap Core – Service Class
2019	11.08	12.87	583
2018	13.25	11.08	262
2017	11.80	13.25	123
2016(a)	10.00	11.80	49
MainStay VP MacKay Unconstrained Bond – Service Class
2019	10.32	10.90	3,882
2018	10.59	10.32	3,628
2017	10.15	10.59	2,933
2016	9.47	10.15	1,172
2015	10.00	9.47	265
MainStay VP Mellon Natural Resources – Initial Class
2019	7.40	8.56	452
2018	10.33	7.40	388
2017	9.56	10.33	308
2016	6.02	9.56	113
2015	10.00	6.02	49
MainStay VP Moderate Allocation – Service Class
2019	10.55	12.32	3,889
2018	11.63	10.55	3,478
2017	10.08	11.63	2,258
2016	9.42	10.08	1,033
2015	10.00	9.42	212
MainStay VP Moderate Growth Allocation – Service Class
2019	10.72	12.84	3,542
2018	12.12	10.72	3,539
2017	10.10	12.12	2,714

24

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2016	9.29	10.10	1,266
2015	10.00	9.29	345
MainStay VP PIMCO Real Return – Service Class
2019	9.79	10.51	1,721
2018	10.18	9.79	868
2017	9.93	10.18	474
2016	9.47	9.93	118
2015	10.00	9.47	25
MainStay VP Small Cap Growth – Service Class
2019	12.08	14.98	334
2018	13.41	12.08	231
2017	10.90	13.41	136
2016	9.58	10.90	47
2015	10.00	9.58	7
MainStay VP T. Rowe Price Equity Income – Service Class
2019	11.24	14.00	376
2018	12.58	11.24	439
2017	10.83	12.58	461
2016	9.10	10.83	189
2015	10.00	9.10	57
MainStay VP U.S. Government Money Market – Initial Class
2019	9.85	9.90	597
2018	9.82	9.85	474
2017	9.85	9.82	335
2016	9.91	9.85	188
2015	10.00	9.91	116
MainStay VP Winslow Large Cap Growth – Service Class
2019	13.44	17.73	2,075
2018	13.11	13.44	1,472
2017	9.92	13.11	775
2016	10.14	9.92	307
2015	10.00	10.14	71
American Funds IS Asset Allocation Fund – Class 4
2019	9.51	11.36	1,080
2018(d)	10.00	9.51	314
American Funds IS Blue Chip Income and Growth Fund – Class 4
2019	9.54	11.40	1,632
2018	10.60	9.54	592
2017(c)	10.00	10.60	34
American Funds IS Global Small Capitalization Fund – Class 4
2019	11.16	14.50	273
2018	12.56	11.16	228
2017	9.74	12.56	134
2016	9.21	9.74	42
2015	10.00	9.21	17
American Funds IS Growth Fund – Class 4
2019	10.04	12.94	683
2018	10.22	10.04	322
2017(c)	10.00	10.22	9
American Funds IS New World Fund® – Class 4
2019	11.02	14.08	1,119
2018	12.90	11.02	732
2017	9.75	12.90	401
2016	9.05	9.75	155

25

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2015	10.00	9.05	39
BlackRock® Global Allocation V.I. Fund – Class III
2019	10.38	12.09	1,516
2018	11.31	10.38	1,346
2017	9.85	11.31	943
2016	9.35	9.85	359
2015	10.00	9.35	97
BlackRock® High Yield V.I. Fund – Class III
2019	10.73	12.21	1,350
2018	11.14	10.73	914
2017	10.38	11.14	653
2016	9.22	10.38	286
2015	10.00	9.22	94
BNY Mellon IP Technology Growth Portfolio – Service Shares
2019	14.38	17.84	1,053
2018	14.72	14.38	810
2017	10.38	14.72	391
2016	10.00	10.38	116
2015	10.00	10.00	38
ClearBridge Variable Appreciation Portfolio – Class II
2019	10.74	13.74	367
2018	11.09	10.74	114
2017(b)	10.00	11.09	4
Columbia Variable Portfolio – Commodity Strategy Fund – Class 2
2019	8.28	8.89	45
2018	9.81	8.28	38
2017	9.21	9.81	34
2016	7.55	9.21	18
2015	10.00	7.55	4
Columbia Variable Portfolio – Emerging Markets Bond Fund – Class 2
2019	10.42	11.54	1,201
2018	11.39	10.42	562
2017	10.32	11.39	258
2016	9.42	10.32	89
2015	10.00	9.42	5
Columbia Variable Portfolio – Small Cap Value Fund – Class 2
2019	11.15	13.34	271
2018	13.76	11.15	237
2017	12.11	13.76	168
2016	9.14	12.11	72
2015	10.00	9.14	23
Delaware VIP® Small Cap Value Series – Service Class
2019	8.53	10.77	127
2018	10.40	8.53	41
2017(c)	10.00	10.40	4
DWS Alternative Asset Allocation VIP – Class B
2019	9.52	10.76	2,305
2018	10.63	9.52	1,052
2017	10.05	10.63	413
2016(a)	10.00	10.05	87
Fidelity® VIP ContrafundSM Portfolio – Service Class 2
2019	11.70	15.19	3,936
2018	12.64	11.70	3,576
2017	10.37	12.64	2,422

26

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2016	9.58	10.37	1,003
2015	10.00	9.58	253
Fidelity® VIP Emerging Markets Portfolio – Service Class 2
2019	8.25	10.53	143
2018(d)	10.00	8.25	67
Fidelity® VIP Equity-Income PortfolioSM – Service Class 2
2019	11.20	14.09	1,477
2018	12.36	11.20	779
2017	10.97	12.36	367
2016	9.23	10.97	127
2015	10.00	9.23	20
Fidelity® VIP FundsManager® 60% Portfolio – Service Class
2019(f)	10.00	10.78	90
Fidelity® VIP Growth Opportunities Portfolio – Service Class 2
2019	15.04	20.94	1,160
2018	13.43	15.04	553
2017	9.90	13.43	232
2016	9.94	9.90	103
2015	10.00	9.94	39
Fidelity® VIP Health Care Portfolio – Service Class 2
2019(f)	10.00	12.17	176
Fidelity® VIP International Index Portfolio – Service Class 2
2019(f)	10.00	10.68	30
Fidelity® VIP Mid Cap Portfolio – Service Class 2
2019	10.86	13.24	961
2018	12.85	10.86	805
2017	10.56	12.85	547
2016	9.31	10.56	193
2015	10.00	9.31	64
Invesco V.I. American Value Fund – Series II Shares
2019	10.19	12.62	208
2018	11.68	10.19	190
2017	10.32	11.68	114
2016	8.66	10.32	49
2015	10.00	8.66	29
Invesco V.I. International Growth Fund – Series II Shares
2019	9.64	12.23	801
2018	11.45	9.64	868
2017	9.12	11.45	612
2016	8.95	9.12	261
2015	10.00	8.95	64
Janus Henderson Enterprise Portfolio – Service Shares
2019	10.01	13.37	574
2018	10.20	10.01	128
2017(c)	10.00	10.20	5
Janus Henderson Global Research Portfolio – Service Shares
2019	11.51	14.75	256
2018	12.38	11.51	182
2017	9.35	12.38	110
2016	9.00	9.35	45
2015	10.00	9.00	16
MFS® International Intrinsic Value Portfolio – Service Class
2019	10.13	12.58	859
2018	11.36	10.13	316

27

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2017(b)	10.00	11.36	39
MFS® Investors Trust Series – Service Class
2019	12.00	15.57	1,468
2018	12.86	12.00	1,017
2017	10.48	12.86	550
2016	9.67	10.48	166
2015	10.00	9.67	35
MFS® Research Series – Service Class
2019	12.09	15.85	893
2018	12.80	12.09	305
2017	10.49	12.80	66
2016	9.66	10.49	28
2015	10.00	9.66	4
Morgan Stanley VIF U.S. Real Estate Portfolio – Class II
2019	9.43	11.03	304
2018	10.40	9.43	238
2017	10.38	10.40	207
2016	10.14	10.38	89
2015	10.00	10.14	24
Neuberger Berman AMT Mid Cap Growth Portfolio – Class S
2019	11.79	15.49	758
2018	12.67	11.79	695
2017	9.93	12.67	496
2016	9.35	9.93	228
2015	10.00	9.35	66
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged) – Advisor Class
2019	10.51	11.10	2,188
2018	10.43	10.51	1,795
2017	10.29	10.43	1,382
2016	9.81	10.29	643
2015	10.00	9.81	159
PIMCO VIT Low Duration Portfolio – Advisor Class
2019	9.89	10.15	713
2018	9.99	9.89	636
2017	9.98	9.99	476
2016(a)	10.00	9.98	112
PIMCO VIT Total Return Portfolio – Advisor Class
2019	10.12	10.83	3,529
2018	10.30	10.12	2,232
2017	9.95	10.30	1,469
2016	9.82	9.95	653
2015	10.00	9.82	152
Victory VIF Diversified Stock Fund – Class A Shares
2019	11.00	13.96	51
2018	12.86	11.00	55
2017	10.22	12.86	60
2016	9.61	10.22	28
2015	10.00	9.61	6

(a)	For the Period May 1, 2016 (commencement of operations in the Separate Account) through December 31, 2016.

(b)	For the Period May 1, 2017 (commencement of operations in the Separate Account) through December 31, 2017.

(c)	For the Period November 13, 2017 (commencement of operations in the Separate Account) through December 31, 2017.

(d)	For the Period May 1, 2018 (commencement of operations in the Separate Account) through December 31, 2018.

(e)	On November 30, 2018, MainStay VP Absolute Return Multi-Strategy merged into MainStay VP IQ Hedge Multi-Strategy.

(f)	For the Period May 1, 2019 (commencement of operations in the Separate Account) through December 31, 2019.

28

For Premium based M&E Charge Policies:

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
(Accumulation unit value in dollars and number of accumulation units in thousands)

MainStay VP Balanced – Service Class
2019	10.73	12.49	2,693
2018	11.61	10.73	2,303
2017	10.58	11.61	1,792
2016	9.62	10.58	697
2015	10.00	9.62	171
MainStay VP Bond – Service Class
2019	10.47	11.40	6,513
2018	10.60	10.47	2,957
2017	10.23	10.60	1,282
2016	9.91	10.23	687
2015	10.00	9.91	189
MainStay VP CBRE Global Infrastructure – Service Class
2019	7.49	7.87	673
2018	10.39	7.49	578
2017	9.65	10.39	473
2016	7.51	9.65	282
2015	10.00	7.51	46
MainStay VP Conservative Allocation – Service Class
2019	10.49	12.01	3,334
2018	11.24	10.49	2,749
2017	10.17	11.24	2,056
2016	9.58	10.17	1,204
2015	10.00	9.58	592
MainStay VP Emerging Markets Equity – Service Class
2019	9.36	11.21	555
2018	11.81	9.36	645
2017	8.27	11.81	678
2016	7.80	8.27	217
2015	10.00	7.80	55
MainStay VP Epoch U.S. Equity Yield – Service Class
2019	10.97	13.58	2,327
2018	11.60	10.97	1,807
2017	9.80	11.60	1,397
2016	9.37	9.80	794
2015	10.00	9.37	287
MainStay VP Fidelity Institutional AM® Utilities – Service Class
2019	10.60	13.03	6,158
2018	10.54	10.60	5,822
2017	9.21	10.54	4,982
2016	8.29	9.21	2,491
2015	10.00	8.29	758
MainStay VP Floating Rate – Service Class
2019	10.88	11.77	5,137
2018	10.92	10.88	4,281
2017	10.53	10.92	2,376
2016	9.73	10.53	998
2015	10.00	9.73	296
MainStay VP Growth Allocation – Service Class
2019	10.58	13.14	11,650
2018	12.15	10.58	12,401

29

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2017	9.93	12.15	9,756
2016	9.26	9.93	5,103
2015	10.00	9.26	1,525
MainStay VP Income Builder – Service Class
2019	10.82	12.74	4,466
2018	11.44	10.82	3,370
2017	10.19	11.44	2,646
2016	9.35	10.19	1,079
2015	10.00	9.35	296
MainStay VP Indexed Bond – Service Class
2019	10.04	10.84	2,871
2018	10.13	10.04	928
2017(b)	10.00	10.13	63
MainStay VP IQ Hedge Multi-Strategy – Service Class
2019	8.30	8.99	6,079
2018(e)	8.94	8.30	6,259
2017	8.99	8.94	4,871
2016	9.00	8.99	2,192
2015	10.00	9.00	540
MainStay VP Janus Henderson Balanced – Service Class
2019	12.10	14.84	8,299
2018	12.08	12.10	5,973
2017	10.23	12.08	3,707
2016	9.80	10.23	1,532
2015	10.00	9.80	339
MainStay VP MacKay Common Stock – Service Class
2019	12.25	15.42	2,762
2018	13.04	12.25	2,713
2017	10.64	13.04	2,173
2016	9.78	10.64	884
2015	10.00	9.78	151
MainStay VP MacKay Convertible – Service Class
2019	11.48	14.03	7,375
2018	11.78	11.48	5,297
2017	10.55	11.78	2,923
2016	9.43	10.55	964
2015	10.00	9.43	346
MainStay VP MacKay Government – Service Class
2019	10.18	10.70	3,168
2018	10.21	10.18	1,318
2017	10.02	10.21	499
2016	9.94	10.02	313
2015	10.00	9.94	94
MainStay VP MacKay Growth – Service Class
2019	12.22	15.85	228
2018	12.80	12.22	238
2017	9.84	12.80	330
2016	9.82	9.84	137
2015	10.00	9.82	46
MainStay VP MacKay High Yield Corporate Bond – Service Class
2019	11.47	12.95	24,425
2018	11.67	11.47	17,572
2017	10.95	11.67	12,843

30

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2016	9.44	10.95	5,726
2015	10.00	9.44	1,498
MainStay VP MacKay International Equity – Service Class
2019	10.88	13.54	3,086
2018	12.33	10.88	2,094
2017	9.32	12.33	1,219
2016	9.83	9.32	405
2015	10.00	9.83	106
MainStay VP MacKay Mid Cap Core – Service Class
2019	10.79	13.23	6,225
2018	12.29	10.79	3,546
2017	10.34	12.29	1,997
2016	9.32	10.34	904
2015	10.00	9.32	283
MainStay VP MacKay S&P 500 Index – Service Class
2019	12.60	16.50	16,403
2018	13.23	12.60	11,096
2017	10.92	13.23	6,809
2016	9.80	10.92	2,604
2015	10.00	9.80	465
MainStay VP MacKay Small Cap Core – Service Class
2019	11.45	13.45	2,493
2018	13.52	11.45	895
2017	11.89	13.52	659
2016(a)	10.00	11.89	360
MainStay VP MacKay Unconstrained Bond – Service Class
2019	10.55	11.27	12,369
2018	10.71	10.55	12,380
2017	10.24	10.71	10,063
2016	9.55	10.24	4,857
2015	10.00	9.55	1,373
MainStay VP Mellon Natural Resources – Initial Class
2019	6.17	7.20	1,949
2018	8.65	6.17	1,679
2017	8.71	8.65	1,306
2016	6.07	8.71	640
2015	10.00	6.07	185
MainStay VP Moderate Allocation – Service Class
2019	10.57	12.48	6,538
2018	11.57	10.57	6,580
2017	10.09	11.57	4,683
2016	9.51	10.09	2,149
2015	10.00	9.51	648
MainStay VP Moderate Growth Allocation – Service Class
2019	10.60	12.84	10,427
2018	11.90	10.60	10,982
2017	10.06	11.90	8,305
2016	9.37	10.06	4,222
2015	10.00	9.37	1,209
MainStay VP PIMCO Real Return – Service Class
2019	10.06	10.93	4,764
2018	10.35	10.06	2,489
2017	10.03	10.35	1,166
2016	9.55	10.03	485

31

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2015	10.00	9.55	105
MainStay VP Small Cap Growth – Service Class
2019	11.81	14.79	1,431
2018	12.99	11.81	1,136
2017	10.60	12.99	675
2016	9.66	10.60	231
2015	10.00	9.66	70
MainStay VP T. Rowe Price Equity Income – Service Class
2019	11.40	14.37	1,211
2018	12.61	11.40	1,344
2017	10.88	12.61	1,466
2016	9.18	10.88	686
2015	10.00	9.18	160
MainStay VP U.S. Government Money Market – Initial Class
2019	10.19	10.37	2,343
2018	10.05	10.19	1,788
2017	10.00	10.05	936
2016	10.00	10.00	1,121
2015	10.00	10.00	337
MainStay VP Winslow Large Cap Growth – Service Class
2019	13.60	18.13	6,973
2018	13.17	13.60	5,168
2017	9.97	13.17	3,308
2016	10.23	9.97	1,551
2015	10.00	10.23	433
American Funds IS Asset Allocation Fund – Class 4
2019	9.58	11.59	2,013
2018(d)	10.00	9.58	655
American Funds IS Blue Chip Income and Growth Fund – Class 4
2019	9.67	11.70	5,516
2018	10.61	9.67	2,122
2017(c)	10.00	10.61	53
American Funds IS Global Small Capitalization Fund – Class 4
2019	10.60	13.91	963
2018	11.88	10.60	759
2017	9.46	11.88	433
2016	9.29	9.46	161
2015	10.00	9.29	54
American Funds IS Growth Fund – Class 4
2019	10.18	13.28	2,035
2018	10.23	10.18	1,012
2017(c)	10.00	10.23	56
American Funds IS New World Fund® – Class 4
2019	10.61	13.67	5,435
2018	12.38	10.61	4,097
2017	9.59	12.38	2,192
2016	9.13	9.59	1,121
2015	10.00	9.13	331
BlackRock® Global Allocation V.I. Fund – Class III
2019	10.29	12.12	3,700
2018	11.14	10.29	3,658
2017	9.79	11.14	2,641
2016	9.43	9.79	1,094
2015	10.00	9.43	298

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	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
BlackRock® High Yield V.I. Fund – Class III
2019	10.92	12.54	3,757
2018	11.24	10.92	2,458
2017	10.50	11.24	1,637
2016	9.30	10.50	744
2015	10.00	9.30	223
BNY Mellon IP Technology Growth Portfolio – Service Shares
2019	14.79	18.57	3,467
2018	14.98	14.79	2,746
2017	10.52	14.98	1,638
2016	10.08	10.52	558
2015	10.00	10.08	152
ClearBridge Variable Appreciation Portfolio – Class II
2019	10.95	14.19	1,541
2018	11.18	10.95	529
2017(b)	10.00	11.18	26
Columbia Variable Portfolio – Commodity Strategy Fund – Class 2
2019	7.47	8.05	369
2018	8.70	7.47	265
2017	8.55	8.7	217
2016	7.61	8.55	100
2015	10.00	7.61	9
Columbia Variable Portfolio – Emerging Markets Bond Fund – Class 2
2019	10.92	12.24	4,270
2018	11.79	10.92	2,291
2017	10.55	11.79	993
2016	9.50	10.55	287
2015	10.00	9.50	18
Columbia Variable Portfolio – Small Cap Value Fund – Class 2
2019	11.41	13.81	1,263
2018	13.95	11.41	1,035
2017	12.24	13.95	762
2016	9.22	12.24	422
2015	10.00	9.22	97
Delaware VIP® Small Cap Value Series – Service Class
2019	8.65	11.04	549
2018	10.41	8.65	202
2017(c)	10.00	10.41	13
DWS Alternative Asset Allocation VIP – Class B
2019	9.83	11.24	8,230
2018	10.84	9.83	4,244
2017	10.13	10.84	1,655
2016(a)	10.00	10.13	431
Fidelity® VIP ContrafundSM Portfolio – Service Class 2
2019	11.82	15.52	13,489
2018	12.66	11.82	12,914
2017	10.42	12.66	9,887
2016	9.67	10.42	5,144
2015	10.00	9.67	1,483
Fidelity® VIP Emerging Markets Portfolio – Service Class 2
2019	8.32	10.75	897
2018(d)	10.00	8.32	325
Fidelity® VIP Equity-Income PortfolioSM – Service Class 2
2019	11.29	14.35	4,081
2018	12.34	11.29	2,041

33

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2017	10.95	12.34	1,026
2016	9.31	10.95	460
2015	10.00	9.31	66
Fidelity® VIP FundsManager® 60% Portfolio – Service Class
2019(f)	10.00	10.87	182
Fidelity® VIP Growth Opportunities Portfolio – Service Class 2
2019	15.11	21.23	3,435
2018	13.47	15.11	2,191
2017	10.04	13.47	1,160
2016	10.03	10.04	461
2015	10.00	10.03	180
Fidelity® VIP Health Care Portfolio – Service Class 2
2019(f)	10.00	12.27	486
Fidelity® VIP International Index Portfolio – Service Class 2
2019(f)	10.00	10.77	137
Fidelity® VIP Mid Cap Portfolio – Service Class 2
2019	10.80	13.30	3,176
2018	12.67	10.80	2,591
2017	10.51	12.67	1,779
2016	9.39	10.51	785
2015	10.00	9.39	251
Invesco V.I. American Value Fund – Series II Shares
2019	9.62	12.00	745
2018	11.04	9.62	694
2017	10.07	11.04	496
2016	8.74	10.07	295
2015	10.00	8.74	104
Invesco V.I. International Growth Fund – Series II Shares
2019	9.33	11.96	3,814
2018	11.00	9.33	4,098
2017	8.96	11.00	2,926
2016	9.03	8.96	1,497
2015	10.00	9.03	386
Janus Henderson Enterprise Portfolio – Service Shares
2019	10.15	13.72	1,786
2018	10.22	10.15	778
2017(c)	10.00	10.22	68
Janus Henderson Global Research Portfolio – Service Shares
2019	10.88	14.00	1,338
2018	11.70	10.88	820
2017	9.24	11.70	574
2016	9.07	9.24	275
2015	10.00	9.07	80
MFS® International Intrinsic Value Portfolio – Service Class
2019	10.34	12.99	3,096
2018	11.45	10.34	1,372
2017(b)	10.00	11.45	125
MFS® Investors Trust Series – Service Class
2019	12.26	16.09	5,413
2018	13.00	12.26	4,021
2017	10.57	13.00	2,349
2016	9.76	10.57	1,008
2015	10.00	9.76	219

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	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
MFS® Research Series – Service Class
2019	12.41	16.46	2,902
2018	13.01	12.41	1,319
2017	10.57	13.01	380
2016	9.75	10.57	133
2015	10.00	9.75	25
Morgan Stanley VIF U.S. Real Estate Portfolio – Class II
2019	10.32	12.24	1,619
2018	11.21	10.32	1,397
2017	10.90	11.21	1,312
2016	10.23	10.90	719
2015	10.00	10.23	186
Neuberger Berman AMT Mid Cap Growth Portfolio – Class S
2019	11.44	15.15	3,632
2018	12.24	11.44	3,449
2017	9.83	12.24	2,666
2016	9.43	9.83	1,351
2015	10.00	9.43	401
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged) – Advisor Class
2019	11.03	11.79	6,852
2018	10.81	11.03	6,115
2017	10.53	10.81	4,836
2016	9.90	10.53	2,602
2015	10.00	9.90	878
PIMCO VIT Low Duration Portfolio – Advisor Class
2019	10.21	10.61	2,423
2018	10.19	10.21	2,134
2017	10.06	10.19	1,517
2016(a)	10.00	10.06	448
PIMCO VIT Total Return Portfolio – Advisor Class
2019	10.58	11.45	11,190
2018	10.65	10.58	7,742
2017	10.16	10.65	5,084
2016	9.90	10.16	2,487
2015	10.00	9.90	744
Victory VIF Diversified Stock Fund – Class A Shares
2019	11.05	14.18	49
2018	12.74	11.05	53
2017	10.07	12.74	54
2016	9.70	10.07	23
2015	10.00	9.70	11

(a)	For the Period May 1, 2016 (commencement of operations in the Separate Account) through December 31, 2016.

(b)	For the Period May 1, 2017 (commencement of operations in the Separate Account) through December 31, 2017.

(c)	For the Period November 13, 2017 (commencement of operations in the Separate Account) through December 31, 2017.

(d)	For the Period May 1, 2018 (commencement of operations in the Separate Account) through December 31, 2018.

(e)	On November 30, 2018, MainStay VP Absolute Return Multi-Strategy merged into MainStay VP IQ Hedge Multi-Strategy.

(f)	For the Period May 1, 2019 (commencement of operations in the Separate Account) through December 31, 2019.

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NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION AND THE SEPARATE ACCOUNT

New York Life Insurance and Annuity Corporation

New York Life Insurance and Annuity Corporation (“NYLIAC”) is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident and health insurance and annuities in the District of Columbia and all states. In addition to the policies described in this Prospectus, NYLIAC offers life insurance policies and other annuities.

NYLIAC is a wholly-owned subsidiary of New York Life Insurance Company, a mutual life insurance company doing business in New York since 1845. NYLIAC held assets of $174.6 billion at the end of 2019. New York Life Insurance Company has invested in NYLIAC, and will occasionally make additional contributions to NYLIAC in order to maintain capital and surplus in accordance with state requirements. The obligations under the policies are obligations of NYLIAC.

The Separate Account

Separate Account-III was established on November 30, 1994 and Separate Account-IV was established on June 10, 2003, pursuant to resolutions of the NYLIAC Board of Directors. The Separate Accounts are registered as unit investment trusts with the Securities and Exchange Commission under the Investment Company Act of 1940. This registration does not signify that the Securities and Exchange Commission supervises the management, or the investment practices or policies, of the Separate Accounts.

Although the assets of the Separate Accounts belong to NYLIAC, these assets are held separately from our other assets. The Separate Accounts’ assets are not chargeable with liabilities incurred in any of NYLIAC’s other business operations (except to the extent that assets in the Separate Accounts exceed the reserves and other liabilities of that Separate Account). The income, capital gains and capital losses incurred on the assets of the Separate Accounts are credited to or charged against the assets of the Separate Accounts without regard to the income, capital gains or capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Accounts is entirely independent of the investment performance of the Fixed Account, the DCA Advantage Account and any other separate account of NYLIAC.

Separate Account III currently consists of 100 Investment Divisions, some of which may not be available under your policy. Separate Account IV currently consists of 76 Investment Divisions, some of which may not be available under your policy. The available Investment Divisions are listed on the first and second page of this Prospectus. Premium payments allocated to the Investment Divisions are invested solely in the corresponding Eligible Portfolios of the relevant Fund.

The Portfolios

The assets of each Eligible Portfolio are separate from the others and each such Portfolio has different investment objectives and policies. As a result, each Eligible Portfolio operates as a separate investment fund and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio. You can make or lose money in any of the Investment Divisions. Portfolios described in this Prospectus are different from portfolios that may have similar names but are available directly to the general public. The funds available directly to the general public may have the same adviser, same name, same investment objectives and policies, and substantially similar portfolio securities, but the investment performance may not be the same.

We offer no assurance that any of the Eligible Portfolios will attain their respective stated objectives.

The Funds also may make their shares available to certain other separate accounts funding variable life insurance policies offered by NYLIAC. This is called “mixed funding.” The Funds also may make their shares available to separate accounts of insurance companies unaffiliated with NYLIAC. This is called “shared funding.” Although we do not anticipate any inherent difficulties arising from mixed and shared funding, it is theoretically possible that, due to differences in tax treatment or other considerations, the interests of owners of various policies participating in a certain Fund might at some time be in conflict. In the event that any material conflicts arise from the use of the Funds for mixed and shared funding, we could be required to withdraw from an Eligible Portfolio. For more information about the risks of mixed and shared funding, please refer to the relevant Fund prospectus.

The Funds and Eligible Portfolios offered through this product are selected by NYLIAC based on several criteria, including asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. An affiliate of NYLIAC manages the Mainstay VP Funds Trust and that was a factor in its selection. Another factor that NYLIAC considers during the selection process is whether the Fund or Eligible Portfolio or an affiliate of the Fund will compensate NYLIAC for providing administrative,

36

marketing, and support services that would otherwise be provided by the Fund, the Fund’s investment adviser, or its distributor.

We may receive payments or compensation from the Funds or their investment advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution, and other services we provide with respect to the Eligible Portfolios and their availability through the policies. These payments may be derived, in whole or in part, from the advisory fee charged by the Fund and deducted from Fund assets and/or from “Rule 12b-1” fees charged by the Fund and deducted from Fund assets. These payments are also a factor in our selection of Funds and Eligible Portfolios. NYLIAC may use these payments for any corporate purpose, including payment of expenses that NYLIAC and/or its affiliates incur in promoting, marketing, and administering the policies, and in its role as an intermediary of the Funds. Policyowners, through their indirect investment in the Funds, bear the costs of these fees.

The amounts we receive may be substantial, may vary by Eligible Portfolio, and may depend on how much policy value is invested in the particular Eligible Portfolio or Fund. NYLIAC and its affiliates may profit from these payments. Currently, we receive payments or revenue under various arrangements in amounts up to 0.35% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. We also receive compensation under various distribution services arrangements in amounts up to 0.25% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. The compensation that your registered representative receives remains the same regardless of which Investment Divisions you choose or the particular arrangements applicable to those Investment Divisions.

Asset Allocation Models

We have elected to discontinue the Asset Allocation Model program. Beginning May 1, 2020, you may not select an Asset Allocation Model or transfer from one Asset Allocation Model to another Asset Allocation Model. If any portion of your Accumulation Value is currently allocated to an Asset Allocation Model, you may continue to allocate all or a portion of your premium payments to such model. We will not reallocate your Accumulation Value or change your premium allocation instructions in response to these changes unless you direct us to do so. If, however, you transfer your entire allocation out of an Asset Allocation Model, you will not be able to transfer back into that model or transfer to any other Asset Allocation Model.

Information for Policyholders Currently Allocated to an Asset Allocation Model

Each Asset Allocation Model was designed to seek to achieve a different investment objective. The Asset Allocation Models are general in nature and are not tailored or personalized for you. The Asset Allocation Models are static but gains and/or losses from the Funds in a model will cause the model’s original percentages to shift. However, amounts allocated to a model will be rebalanced to reflect the model’s original percentages using the policy’s Automatic Asset Rebalancing (“AAR”) feature, unless you opted not to have AAR applied to your policy. (See “THE POLICIES-Automatic Asset Rebalancing” for more information.) If you purchased the IPR, IPR 2.0, IPR 3.0 or IPR 4.0, and have opted to allocate your premium payments to one of the available Asset Allocation Models, you cannot opt out of rebalancing, and your allocations to an Asset Allocation Model will be rebalanced quarterly to reflect the model’s original percentages.

In addition, the Investment Divisions and allocation percentages for your model could change due to events such as mergers, substitutions, liquidations or closures. We will notify you in writing of any such events and seek your instructions on how you want your Accumulation Value or premium payments reallocated.

If you wish to keep your policy’s Accumulation Value allocated to an Asset Allocation Model, you should consult with your registered representative, who can help you evaluate whether it continues to be suitable and appropriate for you in light of your financial situation, risk tolerance, time horizon and investment objectives. While the Asset Allocation Models can facilitate asset allocation discussions and decisions between you and your registered representative, we have no discretionary authority or control over your investment decisions.

Rebalancing or periodic updating of Asset Allocation Models can cause the Investment Divisions that make up a model to need to undertake efforts to raise cash for money flowing out of the Funds or vice versa. In order to raise cash, those Funds may need to sell assets at prices lower than otherwise expected, which can hurt Fund share prices. Moreover, large outflows of money from the Funds may increase the expenses attributable to the assets remaining in the Funds. These transactions and expenses can adversely affect the performance of the relevant Funds and of the Asset Allocation Models. In addition, these inflows and outflows may cause a Fund to hold a large portion of its assets in cash, which could detract from the achievement of the Fund’s investment objective, particularly in periods of rising market prices. For additional information regarding the risks of investing in a particular Fund, see that Fund’s prospectus.

37

Asset allocation does not guarantee that your Accumulation Value will increase or protect against losses in a declining market. Tools used to assess your risk tolerance, such as the Client Profile, could be less effective if your circumstances change over time. In addition, an Asset Allocation Model may not perform as intended. Therefore, it may not achieve its investment objective or reduce volatility. When considering whether to remain in an Asset Allocation Model, you should consider your other assets, income and investments in addition to this policy. An Asset Allocation Model may perform better or worse than any single investment option or any other combination of investment options. In addition, the timing of your investment and any rebalancing may affect performance. For additional information regarding the risks of investing in a particular Fund within the Asset Allocation Model, see that Fund’s prospectus.

Conflicts of Interest Relating to the Asset Allocation Models

The most recent Asset Allocation Models were designed on our behalf by an unaffiliated third-party investment adviser, QS Investors, LLC (“QS Investors”), a subsidiary of Legg Mason, Inc. (the “QS Models”). Earlier versions of the models were designed by New York Life Investment Management LLC, an affiliate of NYLIAC and the Investment Advisor to the MainStay VP Funds Trust (the “NYL Models”). You can get information about each of the Asset Allocation Models by contacting your registered representative.

QS Investors received a fee from NYLIAC to design the QS Models. While the QS Models were designed to offer you a convenient way to work with your registered representative in making allocation decisions, you should be aware that QS Investors was subject to competing interests that may have influenced its design of the QS Models. For example, because affiliates of QS Investors advise the Legg Mason Partners Variable Equity Trust (the “Legg Mason Trust”), QS Investors and the Legg Mason Trust may have benefited from including the ClearBridge Variable Appreciation Investment Division in one or more of the QS Models. Payments from NYLIAC to QS Investors to design the QS Models may have also influenced QS Investors in its selection of Investment Divisions affiliated with NYLIAC for inclusion in the models. QS Investors considered many factors in selecting Investment Divisions for the QS Models, including, but not limited to, risk and return profile, prior investment performance and underlying fund fees.

New York Life Investment Management LLC (“New York Life Investments”) was also subject to competing interests that impacted the composition of the QS Models as well as its design of the NYL Models. For example, because New York Life Investments receives fees for advising the MainStay VP Funds Trust, it benefits from the inclusion of a significant percentage of these Investment Divisions in the QS Models and NYL Models. MainStay VP Investment Divisions represent such a significant percentage of the QS Models and the NYL Models because they constitute the majority of Investment Divisions offered with the policy and are prevalent among the low- and moderate-risk Investment Divisions that make up those models.

In addition, New York Life Investments may not have included certain non-proprietary Investment Divisions in the NYL Models because their investment profile (e.g., sector-specific concentration or shifting asset composition) was determined to be incompatible with the risk and return profile of those models. Finally, New York Life Investments may have included Investment Divisions in a NYL Model based on asset class exposure and they may have also been selected over Investment Divisions with better past investment performance or lower fees.

As noted above, we receive payments or compensation from the Funds or their Investment Advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services that we provide with respect to the Eligible Portfolios and their availability through the policies. The amount of this revenue and how it is computed varies by Fund, may be significant, and may create conflicts of interest in the design of the QS Models and the NYL Models.

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The Eligible Portfolios of the relevant Funds, along with their investment advisers, are listed in the following table:

FUND	INVESTMENT ADVISERS	ELIGIBLE PORTFOLIOS
MainStay VP Funds Trust	New York Life Investment Management LLC	MainStay VP Conservative Allocation MainStay VP Growth Allocation MainStay VP Moderate Allocation MainStay VP Moderate Growth Allocation

	Subadviser: New York Life Investors LLC (“NYL Investors”)	MainStay VP Bond MainStay VP Floating Rate MainStay VP Indexed Bond MainStay VP U.S. Government Money Market

	Subadvisers: IndexIQ Advisors LLC	MainStay VP IQ Hedge Multi-Strategy

	Subadvisers: MacKay Shields LLC (“MacKay”) and NYL Investors	MainStay VP Balanced

Subadviser: MacKay	MainStay VP MacKay Common Stock
MainStay VP MacKay Convertible
MainStay VP MacKay Government
MainStay VP MacKay Growth
MainStay VP MacKay High Yield Corporate Bond
MainStay VP MacKay International Equity
MainStay VP MacKay Mid Cap Core
MainStay VP MacKay S&P 500 Index
MainStay VP MacKay Small Cap Core
MainStay VP MacKay Unconstrained Bond

	Subadvisers: Brown Advisory, LLC and Segall Bryant & Hamill, LLC	MainStay VP Small Cap Growth

	Subadviser: CBRE Clarion Securities, LLC	MainStay VP CBRE Global Infrastructure

	Subadvisers: Candriam Belgium and MacKay	MainStay VP Emerging Markets Equity

	Subadviser: Epoch Investment Partners, Inc. (“Epoch”)	MainStay VP Epoch U.S. Equity Yield

	Subadviser: Janus Capital Management LLC	MainStay VP Janus Henderson Balanced

	Subadviser: FIAM LLC (“FIAM”)	MainStay VP Fidelity Institutional AM® Utilities

	Subadviser: Pacific Investment Management Company LLC	MainStay VP PIMCO Real Return

	Subadviser: T. Rowe Price Associates, Inc.	MainStay VP T. Rowe Price Equity Income

	Subadviser: Mellon Investments Corporation	MainStay VP Mellon Natural Resources

	Subadviser: Winslow Capital Management, Inc.	MainStay VP Winslow Large Cap Growth

	Subadvisers: Epoch and MacKay	MainStay VP Income Builder
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	Invesco Advisers, Inc.	Invesco Oppenheimer V.I. Main Street Small Cap Fund® Invesco V.I. American Value Fund Invesco V.I. International Growth Fund
American Funds Insurance Series®	Capital Research and Management CompanySM (“CRMC”)	American Funds IS Asset Allocation Fund
American Funds IS Blue Chip Income and Growth Fund
American Funds IS Global Small Capitalization Fund
American Funds IS Growth Fund
American Funds IS New World Fund®

39

FUND	INVESTMENT ADVISERS	ELIGIBLE PORTFOLIOS
BlackRock® Variable Series Funds, Inc.	BlackRock Advisors, LLC	BlackRock® Global Allocation V.I. Fund

BlackRock® Variable Series Funds II, Inc.	Subadviser: BlackRock International Limited	BlackRock® High Yield V.I. Fund

BNY Mellon Investment Portfolios	BNY Mellon Investment Adviser, Inc.	BNY Mellon IP Technology Growth Portfolio
Legg Mason Partners Variable Equity Trust	Legg Mason Partners Fund Advisor, LLC Subadviser: ClearBridge Investments, LLC	ClearBridge Variable Appreciation Portfolio

Subadviser: QS Investors, LLC	Legg Mason/QS Aggressive Model Portfolio
Legg Mason/QS Moderately Aggressive Model Portfolio
Legg Mason/QS Moderate Model Portfolio
Legg Mason/QS Moderately Conservative Model Portfolio
Legg Mason/QS Conservative Model Portfolio

Columbia Funds Variable Series Trust II	Columbia Management Investment Advisers, LLC Commodity Strategy Subadviser: Threadneedle International Limited	Columbia Variable Portfolio — Commodity Strategy Fund Columbia Variable Portfolio — Emerging Markets Bond Fund
Columbia Funds Variable Insurance Trust		Columbia Variable Portfolio — Small Cap Value Fund
Delaware VIP® Trust	Delaware Management Company	Delaware VIP® Small Cap Value Series
Deutsche DWS Variable Series II	DWS Investment Management Americas Inc. Subadviser: RREEF America LLC	DWS Alternative Asset Allocation VIP
Fidelity® Variable Insurance Products Fund	Fidelity Management and Research Company (“FMR”) Subadvisers: Other investment advisers	Fidelity® VIP ContrafundSM Portfolio
Fidelity® VIP Emerging Markets Portfolio
Fidelity® VIP Equity-Income PortfolioSM
Fidelity® VIP FundsManager® 60% Portfolio
Fidelity® VIP Growth Opportunities Portfolio
Fidelity® VIP Health Care Portfolio
Fidelity® VIP International Index Portfolio
Fidelity® VIP Mid Cap Portfolio
Janus Aspen Series	Janus Capital Management LLC	Janus Henderson Enterprise Portfolio Janus Henderson Global Research Portfolio
MFS® Variable Insurance Trust	Massachusetts Financial Services Company (“MFS”)	MFS® Investors Trust Series MFS® Research Series

MFS® Variable Insurance Trust II		MFS® International Intrinsic Value Portfolio

MFS® Variable Insurance Trust III		MFS® Mid Cap Value Portfolio
Morgan Stanley Variable Insurance Fund, Inc.	Morgan Stanley Investment Management Inc.	Morgan Stanley VIF U.S. Real Estate Portfolio
Neuberger Berman Advisers Management Trust	Neuberger Berman Investment Advisers LLC	Neuberger Berman AMT Mid Cap Growth Portfolio
PIMCO Variable Insurance Trust	Pacific Investment Management Company LLC (“PIMCO”)	PIMCO VIT Income Portfolio PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged) PIMCO VIT Low Duration Portfolio PIMCO VIT Total Return Portfolio
Victory Variable Insurance Funds	Victory Capital Management Inc.	Victory VIF Diversified Stock Fund

Please refer to the accompanying prospectuses of the respective Funds for a complete description of the Funds, the investment advisers, the sub-advisers, and the Portfolios. The Funds’ prospectuses should be read carefully before any decision is made concerning the allocation of premium payments to an Investment Division corresponding to an Eligible Portfolio.

NYLIAC does not provide investment advice and does not recommend or endorse any Eligible Portfolio or Portfolios. NYLIAC is not responsible for choosing the Investment Divisions or the amounts allocated to each. You are responsible for determining that these decisions are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Decisions regarding investment allocations should be carefully considered. You bear the risk of any decline in the value of your policy resulting from the performance of the Portfolios you have chosen.

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You should consult with your registered representative to determine which combination of investment options is most appropriate for you, and periodically review your choices.

Certain portfolios, generally referred to as “funds of funds” or “master-feeder arrangements,” may invest all or substantially all of their assets in portfolios of other funds. In such case, you will indirectly pay fees and expenses at both portfolio levels, which would reduce your investment return.

Hedging strategies may be employed by certain portfolios to attempt to provide downside protection during sharp downward movements in equity markets. The cost of these strategies could limit the upside participation of the portfolio in rising equity markets relative to other portfolios.

So-called “alternative” investment strategies may also be used by certain portfolios, which may involve non-traditional asset classes. These alternative investment strategies may be riskier than more traditional investment strategies and may involve leverage or use complex hedging techniques, such as options and derivatives. These may offer potential diversification benefits beyond traditional investment strategies.

Investment decisions should be based on a thorough investigation of all of the information regarding the Eligible Portfolios that are available to you, including each Fund’s prospectus, statement of additional information, and annual and semi-annual reports. Other sources, such as the Fund’s website or newspapers and financial and other magazines, provide more current information, including information about any regulatory actions or investigations relating to a Fund or Eligible Portfolio. After you select Investment Divisions or an available Asset Allocation Model for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

Money Market Fund Fees and Gates

The SEC has adopted rules that provide that all money market funds can impose liquidity fees and/or suspend redemptions under certain circumstances. The liquidity fees can be up to 2% of the amount redeemed, and the suspensions of redemptions (redemption “gates”) can last for ten (10) business days. Money market funds can impose these fees and gates (which could be applied to all policy transfers, surrenders, withdrawals and benefit payments from that portfolio) based on the liquidity of the fund’s assets and other factors.

All types of money market funds can impose these fees and gates, but government money market funds (that invest at least 99.5% of their assets in cash, U.S. government securities and/or repurchase agreements that are secured by cash or government securities) are less likely to impose fees and gates. Nevertheless, there remains a possibility that a government money market fund such as the MainStay VP U.S. Government Money Market Portfolio could impose such fees and gates, which could be applied to all policy transfers, surrenders, withdrawals and benefit payments from the portfolio.

The Legg Mason/QS Model Portfolios—Conflicts of Interest

The Legg Mason/QS Model Portfolio Funds (the “Model Portfolios”) were created on our behalf by an unaffiliated third-party investment adviser, Legg Mason Partners Fund Advisor, LLC (“LMPFA”), a subsidiary of Legg Mason, Inc., for the exclusive use of NYLIAC’s variable annuity and variable life insurance policyholders. Each Model Portfolio, itself an Eligible Portfolio, will actively invest in multiple other funds of various asset classes and strategies (the “Underlying Funds”), to seek to achieve a different investment objective depending on the risk tolerance for the particular Model Portfolio.

The Underlying Funds available to the Model Portfolios for investment are comprised entirely of the initial class or similar shares of the Eligible Portfolios available under your policy, except for (i) Eligible Portfolios that are themselves, funds of funds, and (ii) Eligible Portfolios that did not agree to sell their shares to the Model Portfolios.

LMPFA’s affiliated subadviser, QS Investors, LLC (“QS Investors”) selected the initial composition of each Model Portfolio. Thereafter, QS Investors will manage the Model Portfolios, evaluating assets on a frequent basis and making changes to the investments of the Model Portfolios as deemed necessary. To the extent that NYLIAC adds, deletes, closes or substitutes the Eligible Portfolios available under your policy, the composition of the Underlying Funds available to the Model Portfolios for investment will likewise change. LMPFA and QS Investors have sole discretion relating to investment by the Model Portfolios in the Underlying Funds. Neither NYLIAC, nor its parent company, affiliates or subsidiaries have input into the investment decisions of LMPFA and/or QS Investors. For additional information regarding the risks of investing in a Model Portfolio, see that Model Portfolio’s prospectus.

For providing certain administrative support to LMPFA and QS Investors, Legg Mason Investor Services, LLC, the distributor of the Model Portfolios, compensates NYLIAC based on the aggregate net asset value of the shares of the

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Model Portfolios held by the Separate Account and other NYLIAC separate accounts (the “NYLIAC Separate Accounts”). NYLIAC also receives Rule 12b-1 fees, which are deducted from the assets of certain share classes of the Model Portfolios. For administrative services that NYLIAC performs with respect to NYLIAC Separate Account assets invested in the Model Portfolios and allocated to the Underlying Funds, NYLIAC receives compensation from the Underlying Funds or their investment advisers, or from other service providers of the Underlying Funds based on the aggregate net asset value of the Underlying Fund shares held by the Model Portfolios and attributable to investment by the NYLIAC Separate Accounts. The fees paid by the Underlying Funds for such services are paid at the same annual rate and fee schedule as the fees paid by the Underlying Funds for administrative services with respect to net assets of the Eligible Portfolios held directly by the NYLIAC Separate Accounts. See “NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION AND THE SEPARATE ACCOUNT—The Portfolios” for more information about these payments.

These payments are a factor in our selection of the Eligible Portfolios, which in turn, are available to the Model Portfolios for investment. Policyowners, through their direct investment in the Model Portfolios and their indirect investment in the Underlying Funds, bear the costs of these fees. However, only LMPFA and QS Investors will determine the portion of the Model Portfolios’ assets, if any, that are invested in particular Underlying Funds. LMPFA and QS Investors receive no payments from the Underlying Funds in connection with an investment by the Model Portfolios (except to the extent described below), nor do they know the terms of the payment arrangements (if any) between the Underlying Funds and NYLIAC.

LMPFA and QS Investors are also subject to competing interests that may influence their investment decisions with respect to the Model Portfolios. For example, LMPFA is the investment adviser for both the Model Portfolios and for the ClearBridge Variable Appreciation Portfolio, one of the available Underlying Funds, and receives a management fee from that fund. LMPFA and QS Investors, therefore, have an incentive to allocate a greater portion of a Model Portfolio’s assets to the ClearBridge Variable Appreciation Portfolio rather than to unaffiliated funds.

As noted above, we receive payments or compensation from the Underlying Funds or their Investment Advisers, or from other service providers of the Underlying Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services that we provide with respect to such Underlying Fund and their availability through the Model Portfolios. The amount of this revenue and how it is computed varies by each Underlying Fund, may be significant, and may create conflicts of interest in the selection of the Eligible Portfolios that are available to the Model Portfolios for investment.

Additions, Deletions, or Substitutions of Investments

NYLIAC retains the right, subject to any applicable law, to make additions to, deletions from, or substitutions for, the Eligible Portfolio shares held by any Investment Division. NYLIAC reserves the right to eliminate the shares of any of the Eligible Portfolios and to substitute shares of another portfolio of a Fund, or of another registered open-end management investment company. We may do this if the shares of the Eligible Portfolios are no longer available for investment or if we believe investment in any Eligible Portfolio would become inappropriate in view of the purposes of the Separate Account, which is to serve as the funding vehicle for the Policy and certain other variable annuity policies issued by NYLIAC. An investment in an Eligible Portfolio could become inappropriate if, for example, that Eligible Portfolio performs poorly, undergoes a significant management change, or changes its investment objective or investment policies such that they are no longer consistent with the purposes of the policies funded by the Separate Account.

To the extent required by law, we will not make substitutions of shares attributable to your interest in an Investment Division until you have been notified of the change. This does not prevent the Separate Account from purchasing other securities for other series or classes of policies, or from processing a conversion between series or classes of policies on the basis of requests made by policyowners.

We may establish new Investment Divisions when we determine, in our sole discretion, that marketing, tax, investment, or other conditions so warrant. We will make any new Investment Divisions available to existing policyowners on a basis we determine. We may also eliminate one or more Investment Divisions, if we determine, in our sole discretion, that marketing, tax, investment, or other conditions warrant. Please note that any such changes could affect the performance of the Asset Allocation Models.

In the event of any substitution or change, NYLIAC may, by appropriate endorsement, change the policies to reflect such substitution or change. We also reserve the right to: (a) operate the Separate Account as a management company under the Investment Company Act of 1940, (b) deregister it under such Act in the event such registration is no longer required, (c) combine it with one or more other separate accounts, and (d) restrict or eliminate the voting rights of persons having voting rights as to the Separate Account as permitted by law.

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Reinvestment

We automatically reinvest all dividends and capital gain distributions from Eligible Portfolios in shares of the distributing Portfolio at their net asset value on the payable date.

THE POLICIES

This is a flexible premium policy, which means additional premium payments can be made. The policy is issued on the lives of individual Annuitants.

The policies are variable. This means that the Accumulation Value will fluctuate based on the investment experience of the Investment Divisions or available Asset Allocation Model you select, as well as the interest credited on the Fixed Account Accumulation Value and the DCA Advantage Account Accumulation Value. NYLIAC does not guarantee the investment performance of the Separate Account or of the Eligible Portfolios. You bear the entire investment risk with respect to amounts allocated to the Investment Divisions of the Separate Account or an Asset Allocation Model. We offer no assurance that the investment objectives of the Investment Divisions or an Asset Allocation Model will be achieved. Accordingly, amounts allocated to the Investment Divisions of the Separate Account or an Asset Allocation Model are subject to the risks inherent in the securities markets and, specifically, to price fluctuations in the Eligible Portfolios’ investments.

As the Owner of the policy, you have the right to (a) change a revocable Beneficiary, (b) name a new Owner (on Non-Qualified Policies only), (c) receive Income Payments, (d) name a Payee to receive Income Payments, and (e) transfer funds among the Investment Divisions. You cannot lose these rights. However, all rights of ownership cease upon your death. For Inherited IRA policies, Inherited Roth IRA policies and Inherited Non-Qualified policies, ownership changes are not permitted.

The current policyowner of a Non-Qualified Policy (other than an Inherited Non-Qualified policy) has the right to transfer ownership to another person(s) or entity.

To transfer ownership, the policyowner must complete our approved “Transfer of Ownership” form in effect at the time of the request. This change, unless otherwise specified by you, will take effect as of the date you signed the form, subject to any payment we made or action we took before we received the form. When this change takes effect, all rights of ownership in the Policy will pass to the new Owner. Changing the Owner of the Policy does not change an Annuitant or any Beneficiary. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person or entity that becomes the Owner of an existing policy. This means the new policyowner(s) will be required to provide their name, address, date of birth, and other identifying information. To complete a transfer of ownership, the new policyowner(s) may also be required to submit financial and suitability information.

Certain provisions of the policies may be different than the general description in this Prospectus, and certain riders and options may not be available, because of legal requirements or restrictions in your state. See your policy for specific variations because any such state variations will be included in your policy or in riders or endorsements attached to your policy. See also “APPENDIX 5—STATE VARIATIONS” for specific information that may be applicable for your state.

Selecting the Variable Annuity That’s Right for You

In addition to the policies described in this Prospectus, we offer other variable annuities, each having different features, fees, and charges. Your registered representative can help you decide which is best for you based on your individual circumstances, time horizon, and policy feature preferences.

The availability of optional policy features may increase the cost of the policy. Therefore, when selecting a policy, you should consider what policy features you plan to use within your variable annuity. You should also consider the different surrender charge period associated with each policy in light of the length of time you plan to hold your policy (i.e., your time horizon). If you intend to make multiple contributions to your policy over time, you may want to consider a surrender charge period that is based on the Policy Date. If you intend to make a single contribution or limited contributions over time, you may want to consider a policy with a surrender charge period that is based on each premium payment. In addition to the surrender charges, you should also evaluate the available policy features and the different fees associated with each of the features and of the policy.

You should consider the investment objectives, risks, charges and expenses of an investment carefully before investing. Both the product and underlying fund prospectuses contain this and other information about the variable

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annuities and underlying investment options. Your registered representative can provide you with prospectuses for one or more of these variable annuities and the underlying funds. Please read the prospectuses carefully before investing.

Qualified and Non-Qualified Policies

We designed the policies primarily for the accumulation of retirement savings, and to provide income at a future date by annuitizing the policy or purchasing future income through the Future Income Rider, if available (See Riders – “Future Income Rider” below, for more information). We issue both Qualified and Non-Qualified Policies. Both types of policies offer tax-deferred accumulation. You may purchase a Non-Qualified Policy to provide for retirement income other than through a tax-qualified plan. You may purchase a Qualified Policy for use with any one of the tax-qualified plans listed below. Other tax-qualified plan types may be made available in the future. For more information, contact your registered representative.

(1)

TSAs purchased by employees of certain tax-exempt organizations and certain state-supported educational institutions, in each case in accordance with the employer’s plan document and/or applicable tax requirements (see FEDERAL TAX MATTERS—Qualified Policies—Important Information Regarding Final Code Section 403 (b) Regulations). We will no longer be accepting contributions or issuing new policies for ERISA 403(b) plans);

(2)	Section 408 or 408A Individual Retirement Annuities (IRAs), including: Roth IRAs, Inherited IRAs, Inherited Roth IRAs, SEP and SIMPLE IRAs.

Please see “FEDERAL TAX MATTERS” for a detailed description of these plans.

If you are considering the purchase of a Qualified Policy or a Non-Qualified Policy to fund another type of tax- qualified retirement plan, such as a plan qualifying under Section 401(a) of the Code, you should be aware that this policy will fund a retirement plan that already provides tax deferral under the Code and there are fees and charges in an annuity that may not be included in other types of investments. Therefore, the tax deferral of the annuity does not provide additional benefits. However, this annuity is designed to provide certain payment guarantees and features other than tax deferral, some of which may not be available in other investments. These additional features and benefits include:

•	A guaranteed death benefit, as explained in this prospectus.

•	The option for you to receive a guaranteed stream of Income Payments for life after you have owned the policy for one year.

•	The option to purchase a future income stream through a Future Income Rider, (not available for applications signed on or after May 1, 2017).

•	A Fixed Account that features a guaranteed fixed interest rate.

•	An optional Interest Sweep feature that automatically transfers interest earned on monies in the Fixed Account to Investment Divisions offered under the policy.

•	The flexibility to easily transfer money among Investment Divisions in the annuity managed by different investment managers and to have your investment mix automatically rebalanced periodically.

These features are explained in detail in this Prospectus. You should purchase this annuity with tax-qualified money because of the additional features the annuity provides and not for the tax deferral to which the tax-qualified plan is already entitled. You should consult with your tax or legal adviser to determine if the policy is suitable for your tax qualified plan. See APPENDIX 4 for more information about when the policy can be issued under certain types of qualified plans.

Policy Application and Premium Payments

To purchase a policy, you must complete an application (acceptance of applications is subject to NYLIAC’s rules and we reserve the right to reject any application). The application is sent by your registered representative to NYLIAC’s Cleveland or Dallas Service Center with your initial premium payment. (Initial premium payments received in connection with 1035 exchanges, rollovers and TSAs must be sent to either the Cleveland or Dallas Service Center, or one of the addresses noted in Question 17 of this prospectus.) If the application is in Good Order, we will credit the initial premium payment to the Allocation Options you have selected within two Business Days after receipt at the Cleveland or Dallas Service Center. (Or, in the case of initial premium payments received in connection with 1035 exchanges, rollovers and TSAs, at the Cleveland or Dallas Service Centers or at one of the addresses noted in Question 17 of this Prospectus.) If

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we cannot credit the initial premium payment within five Business Days after we receive it because the application is not in Good Order, we will contact you and explain the reason for the delay. Unless you consent to NYLIAC’s retaining the initial premium payment and crediting it as soon as the necessary requirements are fulfilled, we will refund the initial premium payment immediately; however, if you paid the initial premium by check, we can delay that refund payment until your check has cleared.

Acceptance of applications is subject to NYLIAC’s rules. We reserve the right to reject any application or initial premium payment. Generally, only one policyowner is named. If we issue a jointly owned policy, ownership rights and privileges under the policy must be exercised jointly and benefits under the policy will be paid upon the death of any joint owner. Acceptance of premium payments is subject to our Suitability Standards.

You may allocate premium payments in up to 18 of the Investment Divisions, some of which may not be available under your policy, one of the available Asset Allocation Models, as well as the DCA Advantage Account and the Fixed Account you have chosen immediately. If in Good Order, we will credit subsequent premium payments to the policy at the close of the Business Day on which they are received by NYLIAC. Moreover, you may increase or decrease the percentages of the premium payments (which must be in whole number percentages) allocated to each Allocation Option or the DCA Advantage Account at the time a premium payment is made.

Unless we permit otherwise, the minimum initial premium payment is $5,000 ($10,000 for policies issued in connection with a Pension/Keogh plan). You may make additional premium payments of at least $2,500 for Qualified Policies and $5,000 for Non-Qualified Policies, or such lower amount as we may permit at any time. For policies issued to persons age 75 or younger, additional premium payments can be made until 12 months after you reach age 75. For policies issued to persons age 76 to 80, additional premium payments can be made until 12 months after you reach age 80. The currently available methods of payment are direct payments to NYLIAC or any other method agreed to by us. The maximum aggregate amount of premium payments we accept is $1,000,000 without prior approval. The maximum aggregate amount of premiums is $3,000,000 across all New York Life Premier and New York Life Premier II Variable Annuity policies for policies issued to persons age 76 to 80 under the same Social Security or Tax ID number. NYLIAC reserves the right to limit the dollar amount of any premium payment. You must allocate a minimum of $2,000 to the DCA Advantage Account.

For Qualified Policies, you may not make premium payments in any Policy Year that exceed the amount permitted by the plan or applicable law. For Inherited IRAs, Inherited Roth IRAs and Inherited Non-Qualified policies, additional premium payments are not permitted.

While IPR 2.0, IPR 3.0 or IPR 4.0 are in effect, you may only make premium payments to your policy in the first Policy Year or after the Holding Period End Date, as applicable.

Acceptance of subsequent premium payments is subject to our Suitability Standards.

Tax-Free Section 1035 Exchanges

Subject to certain restrictions, you can make a tax-free exchange under Section 1035 of the Code of all or a portion of one annuity contract, or all of a life insurance policy for an annuity contract. Section 1035 also provides that an annuity contract may be exchanged in a tax-free transaction for a long-term care insurance policy. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange a life insurance policy or annuity contract for the Contract described in this Prospectus:

•	you might have to pay a withdrawal charge on your previous contract,

•	there will be a new withdrawal charge period for this Contract,

•	other charges under this Contract may be higher (or lower),

•	the benefits may be different,

•	you will no longer have access to any benefits from your previous contract (or the benefits may be different), and

•	access to your cash value following a partial exchange may be subject to tax-related limitations.

If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax, including a 10% federal penalty tax, on the exchange. You should not exchange an existing life insurance policy or another annuity contract for this Contract unless you determine that the exchange is in your best interest. New York Life may accept electronically transmitted instructions from your registered representative or from another insurance carrier for the

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purpose of effecting a 1035 exchange. If you contemplate such an exchange, you should consult a tax advisor to discuss the potential tax effects of such a transaction.

Payments Returned for Insufficient Funds

If your premium payment is returned for insufficient funds, we reserve the right to reverse your allocations(s) and charge you a $20 fee for each returned payment. In addition, the Fund may also redeem shares to cover any losses it incurs as result of a returned payment. If a payment is returned for insufficient funds for two consecutive periods, the privileges to pay by check or electronically will be suspended until VPSC receives a written request to reinstate it in Good Order at one of the addresses noted in Question 15 of this prospectus, and we agree.

Your Right to Cancel (“Free Look”)

You can cancel the policy within 10 days of delivery of the policy or such longer period as required under state law. To cancel your policy, you must return it and/or provide a written request for cancellation to VPSC at one of the addresses listed in Question 15 of this Prospectus or to the registered representative through whom you purchased it. Except where you are entitled by law to receive the total of premium payments less any prior partial withdrawals, we will promptly return the Accumulation Value, calculated as of the Business Day that either the registered representative through whom you purchased the policy or VPSC receives the policy along with a written request for cancellation in Good Order, less any e-delivery credit, (see “THE POLICIES – Electronic Delivery”), but without any deduction for premium taxes or a surrender charge. We will set forth the provision in your policy. See APPENDIX 5 — STATE VARIATIONS for more information about free look provisions in particular states.

If you are entitled to receive the total of premium payments less any prior withdrawals, but your Accumulation Value is higher than that amount as of the date your written request for cancellation is received in Good Order, we will return the Accumulation Value, calculated as set forth above and subject to the deductions noted above.

In response to the public emergency created by the COVID-19 pandemic, New York Life has extended the Free Look period. If your policy was issued on or after February 11, 2020, you can cancel the policy within 60 days of delivery of the policy, or such longer period as required under state law. New York Life reserves the right to discontinue this change at any time. We will notify you of such discontinuation.

Issue Ages

To purchase a Non-Qualified Policy you must not be older than age 80 (oldest Owner, if the policy is jointly owned). The Owner, or if the policy is owned by an entity, the Annuitant must not be older than age 80 (oldest Annuitant, if the policy has joint Annuitants). For Inherited Non-Qualified policies, the Owner and the Annuitant must be the same individual.

For IRA, Roth IRA, Inherited IRA, Inherited Roth IRA, SIMPLE IRA, TSA and SEP plans, you must also be the Annuitant. We can issue Qualified Policies if you are between the ages of 18 and 80 (between 0-80 for Inherited IRAs and Inherited Roth IRAs).

For policies issued to persons age 75 or younger, we will accept additional premium payments until 12 months after you reach age 75, unless otherwise limited by the terms of a particular plan. For policies issued to persons age 76 to 80, additional premium payments (up to a total of $1 million, including the initial premium payment) can be made until 12 months after you reach age 80, unless otherwise limited by the terms of a particular plan. This amount is aggregate across all New York Life Premier and Premier II Variable Annuity policies that are issued to persons age 76 to 80 under the same Social Security or Tax ID number.

To qualify for the above referenced maximum age limits to purchase a policy, the policy application must be signed and received at the NYLIAC Variable Products Service Center (“VPSC”) prior to the day the Owner, or if the policy is owned by an entity, the Annuitant becomes age 81. In addition, all funds must be received by VPSC no later than 60 days from the date the Owner or Annuitant, as applicable, becomes age 81, whichever occurs first. Any funds received after such time will be returned.

Transfers

You may transfer amounts between Investment Divisions of the Separate Account, an available Asset Allocation Model or to the Fixed Account any time prior to 30 days before the Annuity Commencement Date, although certain restrictions may apply with respect to transfers into the Fixed Account for Premium based M&E Charge policies, or if you elect the IPR, IPR 2.0, IPR 3.0 or IPR 4.0. You may not make transfers into the DCA Advantage Account. Transfers made from the DCA Advantage Account to the Investment Divisions are subject to different limitations (See “THE DCA

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ADVANTAGE ACCOUNT”). No transfers are allowed from the DCA Advantage Account to the Fixed Account. Except in connection with transfers made pursuant to traditional Dollar Cost Averaging, Automatic Asset Rebalancing, Interest Sweep and the DCA Advantage Account, the minimum amount that you may transfer from one Investment Division to other Investment Divisions, an available Asset Allocation Model or to the Fixed Account is $500. Except for traditional Dollar Cost Averaging, Automatic Asset Rebalancing, Interest Sweep and the DCA Advantage Account, if the value of the remaining Accumulation Units in an Investment Division would be less than $500 or the Fixed Account would be less than $25 after you make a transfer, we will transfer the entire value unless NYLIAC in its discretion determines otherwise. The amount(s) transferred to other Investment Divisions must be a minimum of $25 for each Investment Division.

Currently, we do not charge for transfers under the policy. However, we reserve the right to charge for each transfer after the first 12 in a given Policy Year, subject to any applicable state insurance law requirements. Any transfer into or out of an available Asset Allocation Model counts as one transfer. Any transfer made in connection with traditional Dollar Cost Averaging, Automatic Asset Rebalancing, Interest Sweep or the DCA Advantage Account will not count as a transfer toward the twelve transfer limit. You may make transfers from the Fixed Account to the Investment Divisions in connection with Interest Sweep and in certain other situations. (See “THE FIXED ACCOUNT.”)

You can request a transfer by any of the three methods listed below. Transfer requests are subject to limitations and must be made in accordance with our established procedures. (See “Online Service at www.newyorklife.com.”)

•	submit your request in writing on a form we approve to VPSC at one of the addresses listed in Question 15 of this prospectus (or any other address we indicate to you in writing);

•	speak to a Customer Service Representative at 800-598-2019 on Business Days between the hours of 9:00 a.m. and 6:00 p.m. (Eastern Time); or

•	make your request through www.newyorklife.com.

We do not currently accept faxed or e-mailed transfer requests, however, we reserve the right to accept them at our discretion. NYLIAC is not liable for any loss, cost or expense for action based on telephone or electronic instructions which are believed to be genuine in accordance with these procedures. Transfer requests received after the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time or received on a non-Business Day, will be priced as of the next Business Day.

Limits on Transfers

Procedures Designed to Limit Potentially Harmful Transfers—The policy is not intended as a vehicle for market timing. Accordingly, your ability to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners.

Any modification of the transfer privilege could be applied to transfers to or from some or all of the Investment Divisions. If not expressly prohibited by the policy, we may, for example:

•	reject a transfer request from you or from any person acting on your behalf;

•	restrict the method of making a transfer;

•	charge you for any redemption fee imposed by an underlying fund; or

•	limit the dollar amount, frequency, or number of transfers.

Currently, if you or someone acting on your behalf requests by telephone and/or electronically transfers into or out of one or more Investment Divisions or an available Asset Allocation Model on three or more days within any 60-day period, we will send you a letter notifying you that the transfer limitation has been exceeded. If we receive an additional transfer request that would result in transfers into or out of one or more Investment Divisions or an Asset Allocation Model on three or more days within any 60-day period, we will process the transfer request. Thereafter, we will immediately suspend your ability to make transfers electronically and by telephone, regardless of whether you have received the warning letter. All subsequent transfer requests for your policy must then be made in writing through the U.S. mail or an overnight courier and received by VPSC at one of the addresses listed in Question 15 of this Prospectus. We will provide you with written notice when we take this action.

We currently do not include the following transfers in these limitations, although we reserve the right to include them in the future: transfers to and from the Fixed Account, the first transfer out of the MainStay VP U.S. Government Money Market Investment Division within six months of the issuance of a policy, and transfers made pursuant to the traditional Dollar Cost Averaging, DCA Advantage Account, Interest Sweep and Automatic Asset Rebalancing.

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We may change these limitations or restrictions or add new ones at any time without prior notice; your policy will be subject to these changes regardless of the issue date of your policy. All transfers are subject to the limits set forth in this Prospectus in effect on the date of the transfer request, regardless of when your policy was issued. Note, also, that any applicable transfer rules, either as indicated above or that we may utilize in the future, will be applied even if we cannot identify any specific harmful effect from any particular transfer.

We apply our limits on transfers procedures to all owners of the policy without exception.

Orders for the purchase of Fund portfolio shares are subject to acceptance by the relevant Fund. We will reject or reverse, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Fund portfolio is not accepted by the Fund for any reason. For transfers into multiple Investment Divisions, and/or an available Asset Allocation Model the entire transfer request will be rejected or reversed if any part of it is not accepted by any one of the Funds. We will provide you with written notice of any transfer request we reject or reverse. You should read the Fund prospectuses for more details regarding their ability to refuse or restrict purchases or redemptions of their shares. In addition, a Fund may require us to share specific policyowner transactional data with them, such as taxpayer identification numbers and transfer information.

Risks Associated with Potentially Harmful Transfers—Our procedures are designed to limit potentially harmful transfers. However, we cannot guarantee that our procedures will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. The risks described below apply to policyowners and other persons having material rights under the policies.

•

We do not currently impose redemption fees on transfers or expressly limit the number or size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our procedures in deterring or preventing potentially harmful transfer activity.

•	Our ability to detect and deter potentially harmful transfer activity may be limited by policy provisions.

(1) The underlying fund portfolios may have adopted their own policies and procedures with respect to trading of their respective shares. The prospectuses for the underlying fund portfolios, in effect at the time of any trade, describe any such policies and procedures. The trading policies and procedures of an underlying fund portfolio may vary from ours and be more or less effective at preventing harm. Accordingly, the sole protection you may have against potentially harmful frequent transfers is the protection provided by the procedures described herein.

(2) The purchase and redemption orders received by the underlying fund portfolios reflect the aggregation and netting of multiple orders from owners of the policy and other variable policies issued by us. The nature of these combined orders may limit the underlying fund portfolios’ ability to apply their respective trading policies and procedures. In addition, if an underlying fund portfolio believes that a combined order we submit may reflect one or more transfer requests from owners engaged in potentially harmful transfer activity, the underlying fund portfolio may reject the entire order and thereby prevent us from implementing any transfers that day. We do not generally expect this to happen. Alternatively, Funds may request information on individual policyowner transactions and may impose restrictions on individual policyowner transfer activity.

•

Other insurance companies that invest in the Fund portfolios underlying the policy, may have adopted their own policies and procedures to detect and prevent potentially harmful transfer activity. The policies and procedures of other insurance companies may vary from ours and be more or less effective at preventing harm. If their policies and procedures fail to successfully discourage potentially harmful transfer activity, there could be a negative effect on the owners of all of the variable policies, including ours, whose Investment Divisions correspond to the affected underlying fund portfolios.

•	Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:

(1)	an adverse effect on portfolio management, such as:

(a)	impeding a portfolio manager’s ability to sustain an investment objective;

(b)	causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or

(c)	causing an underlying fund portfolio to liquidate investments prematurely (or at an otherwise inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio.

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(2)	increased administrative and Fund brokerage expenses.

(3)

dilution of the interests of long-term investors in an Investment Division if purchases or redemptions into or out of an underlying fund portfolio are made when, and if, the underlying fund portfolio’s investments do not reflect an accurate value (sometimes referred to as “time-zone arbitrage” and “liquidity arbitrage”).

Speculative Investing

Do not purchase the policy if you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme. Your policy may not be traded on any stock exchange or secondary market. By purchasing the policy, you represent and warrant that you are not using the policy, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.

Online Service at www.newyorklife.com

The online service at www.newyorklife.com enables you to sign-up to receive future prospectuses and policyowner annual and semi-annual reports electronically for your policy online at www.newyorklife.com. Electronic delivery is not available for policies that are owned by corporations, trusts or organizations at this time.

Through www.newyorklife.com you can get up-to-date information about your policy and request fund transfers, allocation changes and partial withdrawals. Policies that are jointly owned may not request transactions through www.newyorklife.com. We may revoke online service for certain policyowners (see “THE POLICIES-Limits on Transfers”).

In order to obtain policy information online at www.newyorklife.com, you are required to register for access. You will be required to register a unique User Name and Password to gain access. On www.newyorklife.com you can, among other things, access policy values, change your address, download service forms, view policy statements, and submit policy transactions.

We will use reasonable procedures to make sure that the instructions we receive through www.newyorklife.com are genuine. We are not responsible for any loss, cost, or expense for any actions we take based on instructions received online at www.newyorklife.com that we believe are genuine. We will confirm all transactions in writing.

Financial requests received after 4:00 p.m. (Eastern Time) or on non Business Days will be processed as of the next Business Day.

Currently, online service at www.newyorklife.com is open Monday through Friday, from 6 a.m. until 4 a.m., Saturday, from 6 a.m. until 2 a.m. and Sunday from 7 a.m. until 1 a.m. (Eastern Time).

After login at www.newyorklife.com, you can:

•	e-mail your registered representative or VPSC;

•	obtain current policy values;

•	transfer assets between Investment Divisions;

•	request partial withdrawals;

•	change the allocation of future premium payments;

•	reset your password;

•	change your address;

•	download service forms;

•	view and download policy statements;

•	establish a new or modify an existing Automatic Asset Rebalancing arrangement;

•	change your phone number or e-mail address;

•	view and update beneficiary information;

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•	update your Client Profile; and

•	enroll in electronic delivery of select policy materials.

We make the online service at www.newyorklife.com available at our discretion. In addition, availability of online service may temporarily be interrupted at certain times. We do not assume responsibility for any loss while online service at www.newyorklife.com is unavailable. If you are experiencing problems, you can send service requests to us at one of the addresses listed in Question 15 of this Prospectus.

Information System Failures and Cybersecurity Risks

We rely on technology, including digital communications and data storage networks and systems, to conduct our variable product business activities. Because our business, including our variable product business, is highly dependent upon the effective operation of our computer systems (including online service at www.newyorklife.com, and other systems) and those of our service providers and business partners, our business is vulnerable to disruptions from utility outages and susceptible to operational and information security risks resulting from information system failures and cyber-attacks. These risks also apply to other insurance and financial services companies and businesses. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption, and unauthorized use, abuse and/or release of confidential customer information. We have established administrative and technical controls and cybersecurity plans, including a business continuity plan, to identify and protect our operations against system failures and cybersecurity breaches. Despite these controls and plans, systems failures and cyber-attacks affecting New York Life Insurance Company and any of its affiliates and other affiliated or unaffiliated third-party administrators, underlying funds, intermediaries and other service providers and business partners may have a material, negative impact on us and your policy Accumulation Value. For instance, system failures and cyber-attacks may (i) interfere with our processing of policy transactions (including surrenders, withdrawals, loans and transfers) and the processing of orders from www.newyorklife.com, or with the underlying funds or cause other operations issues; (ii) impact our ability to calculate Accumulation Unit Values and your policy’s Accumulation Values; (iii) cause the release, loss and/or possible destruction of confidential customer and/or business information; (iv) subject us and/or our service providers, business partners and intermediaries to regulatory fines, litigation and financial losses and/or cause us reputational damage. System failures and cybersecurity breaches may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your policy to lose value. There can be no assurance that we, or the underlying funds or our service providers and business partners, will be able to avoid these risks at all times or avoid losses affecting your policy due to information systems failures or cyber-attacks.

Risks Affecting our Administration of Your Policy

NYLIAC’s business activity and operations, and/or the activities and operations of our service providers and business partners, are subject to certain risks, including, those resulting from information systems failures, cyber-attack, or current or future outbreaks of infectious diseases, epidemics or pandemics (“serious infectious disease outbreaks”). These risks are common to all insurers and financial service providers and may materially impact our ability to administer the policy (and to keep policyowner information confidential). (See “The Policies-Information Systems Failures and Cybersecurity Risks” for more information on information systems failures and cybersecurity risks and “The Policies-Risks from Serious Infectious Disease Outbreaks” for more information on risks from serious infectious disease outbreaks.)

Risks from Serious Infectious Disease Outbreaks

Our ability to administer your policy is subject to certain risks—common to all insurers and financial service providers—that could result from current or future outbreaks of infectious diseases, epidemics or pandemics (“serious infectious disease outbreaks”). Serious infectious diseases may spread rapidly. Serious infectious disease outbreaks—and general concerns about the course and effects of such outbreaks — not only raise serious health concerns, but may significantly disrupt economic activity in the U.S. and globally. The effects of a serious infectious disease outbreak may be short-term or last for extended time periods.

Our business activity and operations, and/or the activities and operations of our service providers and business partners, could be adversely affected or interrupted by serious infectious disease outbreaks. In order to mitigate the possible effects of these types of events, NYLIAC has established business continuity and disaster recovery plans. These plans may, for example, require our employees to work and access our information technology, communications or other systems remotely. Notwithstanding these plans, a serious infectious disease outbreak and public health measures taken by government officials to combat an outbreak — may have a material, adverse effect on us, our ability to administer your policy and your policy Accumulation Value. For example, a serious infectious disease outbreak or public health measures implemented to combat it may adversely affect our business and operations by (i) interfering with our processing of policy

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transactions (including surrenders, withdrawals, loans, and transfers) and the processing of orders from online service requests at www.newyorklife.com or with the underlying funds or cause other operational issues; (ii) delaying or interrupting our receipt of pricing or other services provided by third parties, thereby affecting among other things our ability to calculate accumulation unit values and policy cash values or to administer policy transactions dependent on systems and services provided by third parties; (iii) preventing our workforce from being able to be physically present at one or more of our worksites or from traveling to alternative worksites needed to implement our business continuity and disaster recovery plans, thereby resulting in lengthy interruptions of service; or (iv) subjecting us and/or our service providers, business partners and intermediaries to regulatory fines, litigation, financial losses and/or cause us reputational damage. In addition, our operations require experienced professional staff. Loss of a substantial number of such persons or an inability to provide properly equipped places for them to work may disrupt our operations and adversely affect our business. Serious infectious disease outbreaks may also affect the issuers of securities in which the underlying funds invest, which may cause the funds underlying your policy’s Accumulation Value to decrease in value. Serious infectious disease outbreaks may also affect market interest rates, which may affect the interest crediting rates we may declare on the Fixed Account under your policy (subject to the guaranteed minimum interest crediting rate). There can be no assurance that we, the underlying funds, the companies in which they invest, or our services providers and business partners will be able to avoid these risks at all times or avoid losses affecting your policy due to serious infectious disease outbreaks.

CARES Act

The Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”), which was enacted on March 27, 2020, contains provisions relaxing certain requirements applicable to distributions from certain qualified plans, individual retirement accounts and individual retirement annuities. Among other things, it waives required minimum distribution payments for 2020 from certain types of plans, and early withdrawal penalties on withdrawals of up to $100,000 by participants in certain types of plans, who meet certain eligibility requirements. You should consult your financial or tax adviser for more information about the effect of the CARES Act and for assistance in determining whether you qualify to rely on any of these provisions in connection with your policy.

Third Party and Registered Representative Actions

You may authorize a third party to have access to your policy information and to make transfers among investment divisions and/or the Fixed Account, allocation changes and other permitted transactions by telephone. To do so, you must send VPSC a Telephone Authorization Form in Good Order to one of the addresses noted in Question 15 of this Prospectus. The Customer Service Representative will require certain identifying information (e.g., Social Security Number, address of record, date of birth, etc.) before taking any requests or providing any information to ensure that the individual giving instructions is authorized. See “The Policies—Transfers” for information on how to transfer assets between Investment Divisions and/or an available Asset Allocation Model.

You may authorize us to accept electronic instructions from a registered representative or a registered service assistant assigned to your policy in order to make premium allocations, transfers among investment options, Automatic Asset Rebalancing (AAR) updates, partial withdrawals and changes to your investment objective and/or risk tolerance. (Your AAR may be cancelled if a premium allocation change or fund transfer is submitted on your behalf and the AAR is not also modified at that time to be consistent with your investment option transfer and premium allocation changes). You may also authorize us to accept telephone instructions from a registered representative to make transfers among investment options. To authorize the registered representative(s) or registered service assistants assigned to your policy to make premium allocations, electronic transfers or telephone transfers, you must send a completed Trading and Partial Withdrawal Authorization Form to VPSC at one of the addresses listed in Question 15 of this Prospectus. You must provide a separate authorization on that form in order for your registered representative or the registered service assistant assigned to your policy to be able to make electronic or telephone partial withdrawals on your behalf. Any partial withdrawal is subject to dollar amount limits that we establish. We may revoke trading authorization privileges for certain policyowners (See “THE POLICIES—Limits on Transfers”). Trading authorization may be elected, changed or canceled at any time. We will confirm all transactions in writing. Not all transactions are available on the Internet.

NYLIAC is not liable for any loss, cost or expense for action on instructions which are believed to be genuine in accordance with the procedures. As these parties act on your behalf, you are responsible for and bear the consequences of their instructions and other actions, including any limits on transfers.

We may choose to accept forms you have completed that your registered representative or your local General Office transmits to us electronically via our internal secured network. We will accept electronically-transmitted service forms only. For information on how to initiate a transfer between Investment Divisions, or request a withdrawal, please refer to “THE POLICIES — Transfers” or “DISTRIBUTIONS UNDER THE POLICY — Partial Withdrawals”. We do not currently accept faxed or e-mailed requests for transactions affecting your investments under the policy, but reserve the right to accept them at our discretion.

If you purchase the IPR, IPR 2.0, IPR 3.0 or IPR 4.0, there will be limitations on the ability of your registered representative to make certain of the transactions described in the sections that follow.

Electronic Delivery

We are required to send you, free of charge, annual updates to this prospectus, as well as annual and semi-annual financial reports from the Eligible Portfolios. If you register to have these documents sent to you using electronic delivery, we will apply a $30 e-delivery credit to your Accumulation Value in the Policy Year in which you register. We will apply this e-delivery credit only one time while the policy remains in force. If you cancel the electronic delivery of those documents,

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then reinstate electronic delivery later, you will not be entitled to another e-delivery credit. The e-delivery credit will be applied to the Allocation Options and/or the DCA Advantage Account in the same percentages used to allocate your premium payments. If you have selected e-delivery, we will still provide you, free of charge, paper copies of these documents upon request.

Dollar Cost Averaging (DCA) Programs

The main objective of dollar cost averaging is to achieve an average cost per Accumulation Unit that is lower than the average price per Accumulation Unit during volatile market conditions. Since you transfer the same dollar amount to an Investment Division with each transfer, you purchase more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Therefore, you may achieve a lower than average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Dollar cost averaging does not assure a profit or protect against a loss in declining markets. Because it involves continuous investing regardless of price levels, you should consider your financial ability to continue to make purchases during periods of varying price levels. We do not count transfers under dollar cost averaging as part of your 12 free transfers each Policy Year. There is no charge imposed for the Dollar Cost Averaging programs.

We have set forth below an example of how dollar cost averaging works. In the example, we have assumed that you want to transfer $100 from the MainStay VP U.S. Government Money Market Investment Division to the MainStay VP MacKay Common Stock Investment Division each month. Assuming the Accumulation Unit values below, you would purchase the following number of Accumulation Units:

Month	Amount Transferred	Accumulation Unit Value	Accumulation Units Purchased
1	$100	$10.00	10.00
2	$100	$ 8.00	12.50
3	$100	$12.50	8.00
4	$100	$ 7.50	13.33
Total	$400	$38.00	43.83

The average unit price is calculated as follows:

Total unit price	=	$38.00	=	$9.50
Number of months		4

The average unit cost is calculated as follows:

Total amount transferred	=	$400.00	=	$9.13
Total units purchased		43.83

In this example, with dollar cost averaging, you would have paid an average of $9.13 per unit while the average price per unit during the purchase period was $9.50. Keep in mind that it is also possible for dollar cost averaging to result in a loss. For example, if Accumulation Unit Values had increased rapidly over the four month period used in the example above, you would have achieved a lower average unit cost by making the entire purchase in the first month.

(a) Traditional Dollar Cost Averaging (not available with IPR, IPR 2.0, IPR 3.0 or IPR 4.0)

This option, which is available at no additional cost, permits systematic investing to be made in equal installments over various market cycles to help reduce risk. You may specify, prior to the Annuity Commencement Date, a specific dollar amount to be transferred from any Investment Division to any combination of Investment Divisions and/or the Fixed Account. Please note that for Premium based M&E Charge policies, amounts cannot be transferred to the Fixed Account (if applicable). You will specify the Investment Divisions to transfer money from, the Investment Divisions and/or Fixed Account to transfer money to, the amounts to be transferred, the date on which transfers will be made, subject to our rules, and the frequency of the transfers (monthly, quarterly, semi-annually or annually). You may not use traditional dollar cost averaging to make transfers into or from an Asset Allocation Model. You may not make transfers from the Fixed

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Account, but you may make transfers into the Fixed Account. Each transfer from an Investment Division must be at least $100. You must have a minimum Accumulation Value of $2,500 to elect this option. Once all money has been allocated to the Investment Divisions of your choice or the balance in the Investment Division you are transferring from is less than $100, the traditional Dollar Cost Averaging option will cease. A new request must be submitted to reactivate this feature. NYLIAC may reduce the minimum transfer amount and minimum Accumulation Value at its discretion.

NYLIAC will make all traditional Dollar Cost Averaging transfers on the day of each calendar month that you specify or on the next Business Day (if the day you have specified is not a Business Day). You may specify any day of the month except the 29th, 30th, or 31st. In order to process transfers under our traditional Dollar Cost Averaging option, VPSC must have received a completed traditional Dollar Cost Averaging request form at one of the addresses listed in Question 15 of this Prospectus no later than five Business Days prior to the date transfers are to begin. You may also process a traditional Dollar Cost Averaging transfer by any other method we make available. If your traditional Dollar Cost Averaging request form for this option is received less than five Business Days prior to the date you request it to begin, the transfers will begin on the day of the month you specify in the month following the receipt of your request. All completed traditional Dollar Cost Averaging request forms must be sent to VPSC at one of the addresses listed in Question 15 of this Prospectus. Faxed and e-mailed requests are not currently accepted, however, we reserve the right to accept them at our discretion.

You may cancel the traditional Dollar Cost Averaging option at any time. To cancel the traditional Dollar Cost Averaging Option, you must send a written cancellation request in Good Order to VPSC at one of the addresses listed in Question 15 of this Prospectus or contact us by phone at the number provided in Question 16 of this Prospectus. NYLIAC may also cancel this option if the Accumulation Value is less than $2,000, or such lower amount as we may determine. You may not elect the traditional Dollar Cost Averaging option if you have selected the Automatic Asset Rebalancing option. However, you have the option of alternating between these two features.

(b) Dollar Cost Averaging Advantage Account

This feature, which is available at no additional cost, permits you to set up automatic dollar cost averaging using the DCA Advantage Account when an initial premium payment or a subsequent premium payment is made. The DCA Advantage Account transfers amounts automatically to the Investment Divisions you choose in six monthly increments, as described below, and pays you interest on amounts remaining in the account. We credit amounts in the DCA Advantage Account with interest. You can request the DCA Advantage Account in addition to traditional Dollar Cost Averaging, Automatic Asset Rebalancing or Interest Sweep. To set up a DCA Advantage Account you must send a completed DCA Advantage Account request form to VPSC at one of the addresses listed in Question 15 of this Prospectus.

You must allocate a minimum of $2,000 to the DCA Advantage Account. If you send less than the $2,000 minimum to be allocated to the DCA Advantage Account, the payment will be automatically applied to the Investment Divisions that you have specified to receive transfers from the DCA Advantage Account. You must specify the Investment Divisions or available Asset Allocation Model into which transfers from the DCA Advantage Account are to be made. However, you may not select the DCA Advantage Account if its duration would extend beyond the Annuity Commencement Date. You may not make transfers from the DCA Advantage Account into the Fixed Account. We do not count transfers out of the DCA Advantage Account as part of your 12 free transfers each Policy Year. Dollar cost averaging will begin one month from the date NYLIAC receives the premium payment and transfers will be made on the same day (on the next Business Day if the day is not a Business Day) each subsequent month for the duration of the DCA Advantage Account. If a transfer is scheduled to occur on a day that does not exist in a month, it will be processed on the last day of that month or on the next Business Day if the last day of that month is not a Business Day. The amount of each transfer will be calculated at the time of the transfer based on the number of remaining monthly transfers and the remaining value in the DCA Advantage Account. For example, the amount of the first monthly transfer out of the DCA Advantage Account will equal 1/6 of the value of the DCA Advantage Account on the date of the transfer. The amount of each of the five remaining transfers will equal 1/5, 1/4, 1/3, 1/2 and the remainder of the balance, respectively, of the value of the DCA Advantage Account on the date of each transfer.

You may not have more than one DCA Advantage Account open at the same time. Accordingly, any subsequent premium payment we receive for a DCA Advantage Account that is already open will be allocated to that same DCA Advantage Account and will earn the same interest rate. The entire value of the DCA Advantage Account will be completely transferred to the Investment Divisions or Asset Allocation Model within the duration specified. For example, if you allocate an initial premium payment to the DCA Advantage Account under which the 6-month term will end on December 31, 2020 and you make a subsequent premium payment to the 6-month DCA Advantage Account before December 31, 2020, we will allocate the subsequent premium payment to the same 6-month DCA Advantage Account already opened and transfer the entire value of the 6-month DCA Advantage Account to the Investment Divisions or Asset Allocation Model by December 31, 2020 even though a portion of the money was not in that DCA Advantage Account for

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the entire 6-month period. If an additional premium payment of $2,000 or more is allocated to the DCA Advantage Account after the duration has expired, the DCA Advantage Account will be re-activated and will earn the interest rate in effect on the Business Day the new premium payment is received at VPSC.

You can make partial withdrawals and transfers (in addition to the automatic transfers described above) from the DCA Advantage Account. We will make partial withdrawals and transfers first from the DCA Advantage Account Accumulation Value attributed to the initial premium payment and then from the DCA Advantage Account Accumulation Value attributed to subsequent allocations in the order received.

You cannot make transfers into the DCA Advantage Account from any Allocation Option.

Automatic Asset Rebalancing (AAR)

This policy feature, which is available at no additional cost, allows you to automatically maintain the percentage of your Variable Accumulation Value allocated to each Investment Division at a pre-set level. Unless you opt out of AAR on your application or in a subsequent notice, or if the value of your policy is under $2,500, your policy will be subject to AAR.

AAR works as follows:

You might specify that 50% of the Variable Accumulation Value of your policy be allocated to the MainStay VP MacKay Convertible Investment Division and 50% of the Variable Accumulation Value be allocated to the MainStay VP MacKay International Equity Investment Division. Over time, the fluctuations in returns from each of these Investment Divisions will shift the percentages of your Variable Accumulation Value in each Investment Division. Using AAR, NYLIAC will automatically transfer your Variable Accumulation Value back to the percentages you specify. AAR also applies if your Variable Accumulation Value is allocated to an Asset Allocation Model.

You can choose to have AAR transfers made on your quarterly, semi-annual or annual policy anniversary.

If at any time you elected not to use the AAR feature and then change your mind, you must send a completed AAR request form to VPSC at one of the addresses listed in Question 15 of this Prospectus or by any other method we make available. VPSC must receive the completed AAR request form at least five Business days before the date transfers are scheduled to begin. If we receive your completed AAR request form less than five Business Days prior to the date you request it to begin, the rebalancing will begin on the next rebalancing date based on the rebalancing frequency you selected. Faxed and e-mailed requests are not currently accepted; however, we reserve the right to accept them at our discretion. You may modify an existing AAR by contacting us by phone at the number provided in Question 16 of this Prospectus. We will suspend AAR automatically if the Variable Accumulation Value is less than $2,500 on a reallocation date. Once the Variable Accumulation Value equals or exceeds this amount, AAR will resume automatically as scheduled. There is no minimum amount that you must allocate among the Investment Divisions under this option. AAR may be cancelled if a premium allocation change or transfer is submitted on your behalf that is inconsistent with your current AAR arrangement. You may prevent this cancellation if a conforming AAR change is processed within one Business Day of the inconsistent premium allocation change or transfer.

You may cancel the AAR feature at any time by sending a written cancellation request in Good Order to VPSC at one of the addresses listed in Question 15 of this Prospectus or contact us by phone or internet as described in Question 16 of this Prospectus. You may not elect the AAR feature if you have selected the traditional Dollar Cost Averaging option. However, you have the option of alternating between these two features.

Interest Sweep

This option, which is available at no additional cost, allows the interest earned on monies allocated to the Fixed Account to be transferred from the Fixed Account to one or any combination of Investment Divisions or an available Asset Allocation Model. You must specify the Investment Divisions and/or Asset Allocation Model, the frequency of the transfers (monthly, quarterly, semi-annually or annually), and the day of each calendar month to make the transfers (except the 29th, 30th and 31st of a month). NYLIAC will make all Interest Sweep transfers on the day of each calendar month you have specified or on the next Business Day (if the day you have specified is not a Business Day).

The Interest Sweep option may be utilized in addition to traditional Dollar Cost Averaging, Automatic Asset Rebalancing or the DCA Advantage Account. With an Asset Allocation Model, the Interest Sweep option may be utilized with Automatic Asset Rebalancing and the DCA Advantage Account. If an Interest Sweep transfer is scheduled for the

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same day as a transfer related to the traditional Dollar Cost Averaging option, the Automatic Asset Rebalancing option or the DCA Advantage Account, we will process the Interest Sweep transfer first.

You can cancel the Interest Sweep option at any time. To cancel the Interest Sweep Option, you must send a written cancellation request in Good Order to VPSC at one of the addresses listed in Question 15 of this Prospectus or contact us by phone at the number provided in Question 16 of this Prospectus. We may also cancel this option if the Fixed Account Accumulation Value is less than $2,000, or such a lower amount as we may determine. Please note that you must utilize the Interest Sweep option if 100% of your premium payments are allocated to the Fixed Account.

To establish a new Interest Sweep transfer after the option has been cancelled, you must send an Interest Sweep request form in Good Order to VPSC at one of the addresses listed in Question 15 of this Prospectus. You may also process an Interest Sweep transfer by any other method we make available. VPSC must receive an Interest Sweep request form in Good Order at least five Business Days prior to the date transfers are scheduled to begin. If VPSC does not receive an Interest Sweep request form in Good Order at least five Business Days prior to the date you request it to begin, transfers will begin on the day of the month you specify in the month following the receipt of your request. Faxed and e-mailed requests are not currently accepted, however, we reserve the right to accept them at our discretion. The minimum Fixed Account Accumulation Value required to elect this option is $2,500, but this amount may be reduced at our discretion.

Accumulation Period

(a) Crediting of Premium Payments

You can allocate a portion of each premium payment to one or more Investment Divisions, one Asset Allocation Model (if available), the DCA Advantage Account and/or the Fixed Account. The minimum amount that you may allocate to any one Investment Division or the Fixed Account is $25. The minimum amount that you can allocate to an available Asset Allocation Model is $25 per Investment Division. You may also allocate all or a portion of each premium payment to the DCA Advantage Account. The minimum amount that you may allocate to the DCA Advantage Account is $2,000. (See “THE DCA ADVANTAGE ACCOUNT.”) We will allocate additional premium payments to the Allocation Options and/or the DCA Advantage Account at the close of the Business Day on which they are received by NYLIAC.

We will credit amounts that you allocate to an Investment Division (or to each of the Investment Divisions that make up an Asset Allocation Model) in the form of Accumulation Units. We determine the number of Accumulation Units we credit to a policy by dividing the amount allocated to each Investment Division by the Accumulation Unit value for that Investment Division as of the close of the Business Day we are making this calculation. The value of an Accumulation Unit will vary depending on the investment experience of the Portfolio in which the Investment Division invests. The number of Accumulation Units we credit to a policy will not, however, change as a result of any fluctuations in the value of an Accumulation Unit. (See “THE FIXED ACCOUNT” for a description of interest crediting.)

(b) Valuation of Accumulation Units

The value of Accumulation Units in each Investment Division will change daily to reflect the investment experience of the corresponding Portfolio as well as the deduction of the Separate Account charges. The Statement of Additional Information contains a detailed description of how we value the Accumulation Units.

Riders

At no additional charge, we currently include a Living Needs Benefit/Unemployment Rider with all policies.

The Future Income Rider was included with most policies issued prior to May 1, 2017 at no additional charge; however, the Future Income Rider is not available for applications signed on or after May 1, 2017.

For an additional cost we also offer the IPR, IPR 2.0, IPR 3.0, IPR 4.0 and the Annual Death Benefit Reset Rider. The riders are only available in those states where they have been approved. See below for descriptions of each rider. Please consult with your registered representative regarding the availability of these riders in your jurisdiction. Please note that benefits payable under the riders are payable from NYLIAC’s general account and are subject to the claims paying ability of NYLIAC. No third party guarantees are involved.

The IPR, IPR 2.0, IPR 3.0, IPR 4.0 may be appropriate for individuals who appreciate the upside potential that comes with market participation, but are also highly sensitive to protecting their initial premium payment over a pre-determined Holding Period (10-15 or 20 years, as applicable). These riders can allow you to allocate funds to the Investment Divisions with greater confidence by understanding that if your allocations perform poorly over the rider’s Holding Period, you will not receive less than the rider’s guaranteed amount when the Holding Period ends.

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The Annual Death Benefit Reset (“ADBR”) rider may be appropriate for individuals who are looking to protect the amount of the initial death benefit and potentially increase it through annual “step-ups” (for Policies applied for on or after May 1, 2019, up to age 85 and, for Policies applied for before May 1, 2019, up to age 80) that are based on gains in the Accumulation Value resulting from favorable Investment Division performance.

(a) Living Needs Benefit/Unemployment Rider

This rider is available at no additional cost. Rider benefits and requirements to qualify for the rider benefits may not be the same in all jurisdictions. In Connecticut, the rider is named the “Living Needs Benefit Rider” and the Unemployment and disability portions of the rider are not available. In New York, the rider is named “Waiver Of Surrender Charges For Living Needs Qualifying Events” and the Unemployment portion of the rider is not available. In New Jersey, the rider is named the “Living Needs Benefit Rider” and the Unemployment portion of the rider is not available.

The Living Needs Benefit/Unemployment Rider provides for an increase in the amount that can be withdrawn from your policy without a surrender charge when certain qualifying events occur. With this rider you may be eligible to receive all or a portion of the Accumulation Value of your policy without paying a surrender charge if you provide satisfactory proof that a Qualifying Event (as defined below) has occurred. In order to receive the benefit associated with this rider, your policy must have been in force for at least one year and have a minimum Accumulation Value of $5,000 and the Qualifying Event must occur on or after the Policy Date. For the Disability portion of the rider, any withdrawal after your 66th birthday will not be eligible for the rider benefit and surrender charges may apply. In addition, none of the benefits of this rider are available for policies where any Owner(s) has attained their 86th birthday on the Policy Date. If the Owner(s) is not a natural person, all restrictions and benefits of the rider are based on the Annuitant.

The types of Qualifying Events are defined as follows:

(a)	Health Care Facility: The Owner is enrolled and living in a Health Care Facility for 60 consecutive days.

(b)	Terminal Illness: A determination by a licensed physician that the Owner has a life expectancy of 12 months or less.

(c)	Disability: A determination by a licensed physician that the Owner has a disability that prevents them from performing any work for pay or profit for at least 12 consecutive months.

(d)	Unemployment: A determination letter from the applicable state’s Department of Labor that the Owner qualifies for and has been receiving state unemployment benefits for 60 consecutive days.

A Health Care Facility is defined as a state licensed/certified nursing home/assisted living facility. In addition, we may also require proof of continued disability as of the date of the withdrawal.

You will be able to receive benefits under this rider the later of the date you meet the above requirements or the date we receive your documentation in Good Order at VPSC at one of the addresses listed in Question 15 of this Prospectus.

(b) The Future Income Rider

The Future Income Rider (“FIR”) is not available for applications signed on or after May 1, 2017. The FIR was included with most policies issued prior to May 1, 2017 at no additional charge (other than certain qualified plans; see APPENDIX 4 for more information). The FIR allows you to apply a portion of your policy’s Variable Accumulation Value to purchase a stream of guaranteed annuity income payments for the lifetime of the Annuitant(s) (a “Future Income Purchase”), starting on the Future Income Start Date. Future Income Purchases are maintained in NYLIAC’s general account, and guarantees under the FIR are backed solely by the claims-paying ability of the NYLIAC general account.

Future Income Purchases. You can choose if and when to make a Future Income Purchase, subject to an initial waiting period. Generally, you must wait until after the first Policy Anniversary following a Premium Payment to make a Future Income Purchase using amounts from that Premium Payment. However, before the first Policy Anniversary, you can make Future Income Purchases that are less than or equal to the amount by which the Accumulation Value exceeds the value of Premium Payments during that time. After the waiting period, you can make a Future Income Purchase at any time before you annuitize the policy and until two years before the Future Income Start Date. You choose a Future Income Start Date when you make your first Future Income Purchase. Currently, there is no limit on the total number of Future Income Purchases you can make while your policy is in effect. However, in the future we may limit the total number of Future Income Purchases you can make. If we decide to impose a limit, we will provide you with at least thirty (30) days notice. Future Income Purchases are not required.

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The minimum Future Income Purchase amount is $5,000 for the initial Future Income Purchase, and $100 for subsequent purchases. Total Future Income Purchases cannot be more than $1,000,000. You can make no more than twelve (12) Future Income Purchases in any Policy Year. Future Income Purchases are made through deductions taken from your Policy’s Variable Accumulation Value. To make a Future Income Purchase, you can send a written request to one of the addresses provided in Question 15 of this Prospectus. We will process your request at the close of the Business Day on which it is received by NYLIAC. NYLIAC may limit total Future Income Purchases to 25% of Accumulation Value in a given Policy Year. If we decide to impose a limit, we will provide you with at least thirty (30) days notice.

When you make a Future Income Purchase, you can specify from which Investment Divisions the Future Income Purchase amount should be deducted. You can choose to fund the Future Income Purchase with a pro-rata deduction from all your Investment Divisions, or you can select particular Investment Divisions from which to deduct the Future Income Purchase amount, unless you have elected the IPR. Because of the Investment Division restrictions with the IPR, deductions from the Investment Divisions for Future Income Purchase will be made on a pro-rata basis while the IPR is in effect. You cannot use amounts in the DCA Advantage Account or the Fixed Account for a Future Income Purchase. There are no surrender charges on amounts deducted from your Variable Accumulation Value to make a Future Income Purchase. For the purposes of calculating the guaranteed amount under the IPR or the amount of a death benefit under the base policy or the ADBR, a Future Income Purchase will be considered to be a withdrawal from the policy and will proportionally reduce the guaranteed amounts under these riders.

You can also make Future Income Purchases on a recurring basis by setting up systematic Future Income Purchases. VPSC must receive a completed Future Income Purchase Form requesting systematic purchases at least five (5) Business Days before the date purchases are scheduled to begin. If your request for this option is received less than five (5) Business Days prior to the date you request purchases to begin, the systematic purchases will begin the month following the receipt of your request on the day of the month you specified, or if that day is not a Business Day, on the next Business Day.

The amount of future income purchased depends on the Future Income Purchase rate in effect on the day you make the purchase, as determined by NYLIAC, well as other factors, including the Age and sex of the Annuitant(s), the Future Income Purchase amount and the length of time before Future Income Payments are scheduled to begin. After each Future Income Purchase, we will send you a confirmation statement containing the amount of income you purchased.

You can cancel a Future Income Purchase by sending a written notice to one of the addresses provided in Question 15 of this Prospectus within ten (10) days after you receive written confirmation of that Future Income Purchase. If you do not cancel a Future Income Purchase, it will be deemed final and will be used to provide the Future Income Payment amount noted in the confirmation. Once final, the amount of the Future Income Purchase cannot be returned to the Investment Divisions and cannot be withdrawn or surrendered. If you cancel a Future Income Purchase, you cannot make another Future Income Purchase for ninety (90) days from the date of the cancelled purchase. Any Variable Accumulation Value used for a Future Income Purchase can only be accessed through the receipt of Future Income Payments, starting on the Future Income Start Date. Once a portion of your Variable Accumulation Value is used to make a Future Income Purchase, it is no longer available to you on a full or partial surrender of your Policy, or upon a full or partial annuitization, unless the Future Income Purchase is reversed during the cancellation period. Accordingly, before making a Future Income Purchase, you should consider your liquidity needs. Variable Accumulation Value used to make Future Income Purchases is no longer invested in the Investment Divisions and will not earn any interest.

Future Income Payments. If an Annuitant is living, we will make Future Income Payments to the Payee you designate, beginning on the Future Income Start Date. Future Income Payments will continue for the lifetime of the Annuitant (or last surviving Annuitant, for joint Annuitant policies). The amount of a Future Income Payment is based on, among other things, the Future Income Purchase rates in effect when you make the Future Income Purchase, the Age and sex of the Annuitant(s), the Future Income Purchase amount and the length of time before Future Income Payments are scheduled to begin. The guaranteed lifetime income from the FIR could be higher or lower than the amount you might receive if you purchased a similar product that is offered by us or by another company.

If you choose to make multiple Future Income Purchases, the amount of your Future Income Payments will be greater after each purchase. We will send you a written confirmation of the change in the Future Income Payment amount after each purchase. Please refer to the rider Data Page for more information about how the Future Income Purchase rate and the resulting Future Income Payment amount are determined.

Full or partial surrenders or annuitizations will not affect Future Income Payment amounts. Please note, however, even if you surrender the Policy, we will not make any Future Income Payments until the Future Income Start Date.

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You can make a one-time change to the Future Income Start Date that you chose when you made your first Future Income Purchase. The earliest Future Income Payment Start Date you can change to is thirteen (13) months from the date of your last Future Income Purchase, and the latest date is five (5) years after the original Future Income Start Date you chose, or the year in which the Annuitant (oldest joint Annuitant, if applicable) is age 85 (age 70 1⁄2 for IRAs), if earlier. Also note that with Traditional IRA policies, the Future Income Start Date cannot be deferred later than April 1 of the year following the year when the Owner reaches age 70 1⁄2. For Qualified Policies, a change in the Future Income Start Date to an earlier date may be subject to Code restrictions applicable to required minimum distributions. If a change in the Future Income Start Date would result in Future Income Payments that violate those Code restrictions, we will inform you that you may revise your request to an allowable Future Income Start Date. If the Future Income Start Date is accelerated by five (5) years or less, we will increase the Future Income Payments, if necessary, to an amount that will satisfy Code restrictions. Accelerating the Future Income Start Date would likely result in a lower Future Income Payment and deferring the date would likely result in a higher payment. However, if you defer the date, you increase the chance that you may die before payments begin, or you could receive fewer payments before you die. If you choose to change the Future Income Start Date, the interest rate for recalculating your Future Income Payments will be determined according to a formula that appears on your rider Data Page. The formula includes a factor that will increase the interest rate used to recalculate the Future Income Payments for accelerations and decrease the interest rate used to recalculate Future Income Payments for deferrals. The rider Data Page has additional information about how accelerating or deferring the Future Income Start Date will affect your Future Income Payments. Appendix 4 has information about restrictions on Income Start Dates under qualified plans.

To change the Future Income Start Date, you must send VPSC a request in writing, to one of the addresses listed in Question 15 of this Prospectus.

If the Annuitant is living on the Future Income Start Date, we will make Future Income Payments under the life with cash refund option to the designated Payee. For Non-Qualified Policies only, you also have the option to receive any eight (8) consecutive Future Income Payments in advance in a lump sum. This option can be exercised only three (3) times over the life of the Policy. This option is not available if you are under Age 59 1⁄2.

Death Benefits under the FIR.

Death benefits under the FIR are in addition to death benefits payable under the base policy, which are described in “DISTRIBUTIONS UNDER THE POLICY – Death Before Annuity Commencement” and death benefits under the optional Annual Death Benefit Reset Rider, which are described in “THE POLICIES – Riders—Annual Death Benefit Reset Rider (optional)”. If you have made a Future Income Purchase, the FIR provides for the following death benefits:

•

If the Policy ends due to the death of an Owner or Annuitant before the Policy is annuitized (i.e. when Income Payments under the policy begin) and before the Future Income Start Date, the FIR ends and we will pay the Beneficiary a death benefit in an amount equal to the cumulative Future Income Purchases.

•

If the Policy ends because an Owner or Annuitant dies before the policy is annuitized and after the Future Income Start Date, we will continue to make Future Income Payments to the Payee, while an Annuitant is living. If no Annuitant is living or when the Annuitant dies (last surviving Annuitant for joint Annuitant policies), we will pay to your Beneficiary, even if the Payee is still living, a death benefit, if any, in an amount equal to the cumulative Future Income Purchases less the sum of Future Income Payments made as of the date of death of the Annuitant (last surviving Annuitant for joint Annuitant policies). The Payee is the individual or entity you have designated to receive Future Income Payments.

•

If an Owner dies after the policy is annuitized and before the Future Income Start Date, the FIR ends and we will pay the Beneficiary a death benefit in an amount equal to the cumulative Future Income Purchases even if an Annuitant is still living.

•

If an Owner dies after the policy is annuitized and after the Future Income Start Date, we will continue making Future Income Payments to the Payee while an Annuitant is living. If the Payee dies before the Annuitant, then we will make Future Income Payments to the Annuitant, unless you specify otherwise. If no Annuitant is living, or when the Annuitant dies (last surviving Annuitant for joint Annuitant policies), we will pay the Beneficiary, even if the Payee is still living, a death benefit, if any, in an amount equal to the cumulative Future Income Purchases less the sum of Future Income Payments made as of the date of death of the Annuitant (last surviving Annuitant for joint Annuitant policies).

Death of an Annuitant under the FIR

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•

If the policy is issued with one Annuitant, who is not the Owner, and the Annuitant dies before the Future Income Start Date, then you (the primary Owner) become the new Annuitant. We will increase the Variable Accumulation Value by an amount equal to the cumulative Future Income Purchases made while the Annuitant was living. We will apply the increase to the Investment Divisions on a pro-rata basis, based on the allocations in effect as of the date of the Annuitant’s death. We will make this adjustment as of the date we receive proof of death for the Annuitant. No Future Income Payments will be made with the Future Income Purchases based on the original Annuitant’s life. However, the Owner (who is now the new Annuitant) may make subsequent Future Income Purchases based on his or her own life.

•

For joint Annuitant policies, if an Annuitant who is not an Owner dies prior to the Future Income Start Date, you cannot add a new joint Annuitant, and we will not make any adjustments to the Variable Accumulation Value when a non-Owner Annuitant dies. You may continue to make Future Income Purchases based on the life of the surviving Annuitant. These purchases will be added to any joint life Future Income Purchases, made prior to the Annuitant’s death, to provide Future Income Payments at the Future Income Start Date.

Spousal Continuation and the FIR

If the Owner dies before annuitizing the policy, and the Owner’s spouse is eligible to continue the policy (see “DISTRIBUTIONS UNDER THE POLICY—Death Before Annuity Commencement”, below), the following will occur if your spouse continues the policy:

•

If you die before the Future Income Start Date, and you were the only Annuitant, and you have not made any Future Income Purchases, your Spouse may make Future Income Purchases based on his or her own life as the new Annuitant, subject to certain limitations specified in the FIR.

•

If you die before the Future Income Start Date, and you were the only Annuitant, and you made Future Income Purchases, we will not make any Future Income Payments based on those Future Income Purchases. Instead, we will increase the Policy’s Variable Accumulation Value by an amount equal to the total Future Income Purchases. We will apply the increase on a pro-rata basis, based on the Investment Division allocations in effect as of the date of your death. We will make this adjustment as of the date we receive proof of death for you. Following this adjustment, your Spouse, who is now the Annuitant, may make Future Income Purchases based on his or her own life, subject to certain limitations in the FIR.

•

If you and your spouse were joint Annuitants, after you die your spouse may make Future Income Purchases based on his or her own life, subject to certain limitations in the FIR, even if you made joint-life Future Income Purchases prior to your death. We will apply all Future Income Purchases that either or both of you made to Future Income Payments at the Future Income Start Date.

•

If you were not an Annuitant, after you die your spouse may make Future Income Purchases based on the life of the Annuitant, or joint Annuitants, as applicable, and subject to the limitations of the FIR. We will apply all Future Income Purchases that either or both of you made to Future Income Payments.

If you die after the Future Income Start Date but before annuitizing the policy, the following will occur:

•	We will continue to make Future Income Payments to the Payee for as long as an Annuitant is living. Your spouse may continue the policy.

(c) Investment Preservation Rider (optional)

The Investment Preservation Rider (“IPR”) is no longer available for purchase and was available only at the time of application. The IPR allows you to choose among seven (7) different Holding Periods. If you elected the IPR, you will be eligible to receive a one-time adjustment to your Accumulation Value in the event that your Accumulation Value is less than the amount guaranteed under the IPR on the applicable policy anniversary of the Rider Effective Date (or most recent reset date) for the Holding Period you choose. You may request to reset the guaranteed amount (an “IPR Reset”) under certain circumstances, as described below. Certain features of the IPR relating to the 20—year rider Holding Period may not be available in all jurisdictions; contact your registered representative or see “APPENDIX 5 - STATE VARIATIONS” for more information.

IPR will end on the applicable policy anniversary of the Rider Effective Date (or most recent reset date) for the Holding Period you choose. The applicable policy anniversary depends on the Holding Period you choose. While the IPR

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is in effect, we will deduct a charge from your Accumulation Value on each policy quarter. (See “CHARGES AND DEDUCTIONS-Other Charges-Investment Preservation Rider, Investment Preservation Rider 2.0, Investment Preservation Rider 3.0 and Investment Preservation Rider 4.0 Charge.”) When you make a partial withdrawal (including required minimum distributions from IRAs), we will reduce the amount that is guaranteed (the “Guaranteed Amount”) under the IPR proportionally (“Guaranteed Amount Proportional Reduction”). A Guaranteed Amount Proportional Reduction is equal to the amount withdrawn from the policy (including any amount withdrawn for the surrender charge) divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the Guaranteed Amount immediately preceding the withdrawal. For example, if you withdrew 10% of the Accumulation Value, your Guaranteed Amount will be reduced by 10%.

Please note that benefits payable under the IPR are payable from NYLIAC’s general account and are subject to the claims paying ability of NYLIAC. No third party guarantees are involved.

The Guaranteed Amount under the IPR is as follows:

(i)

For the 10, 11, 12, 13, 14, or 15 year Holding Periods: The Guaranteed Amount will equal 100% of the sum of all premium payments that we receive in the first Policy Year, less all Guaranteed Amount Proportional Reductions made during the rider Holding Period.

(ii)	For the 20 year Holding Period: The Guaranteed Amount will equal 150% of the sum of all premium payments that we receive in the first Policy Year, less all Guaranteed Amount Proportional Reductions.

(iii)	For all Holding Periods, premium payments made after the first Policy Year will not be included in the Guaranteed Amount at issue. The IPR will take effect on the Policy Date.

(iv)	IPR Reset:

You would decide to reset to increase the Guaranteed Amount under the IPR. You may request to reset the Guaranteed Amount at any time while the IPR is in effect as long as (a) the Owner (oldest Owner, if the policy is jointly owned) and the Annuitant (oldest Annuitant, if there are joint Annuitants) are age 75 or younger (for the 10, 11, 12, 13, 14 and 15 year Holding Periods), or age 70 or younger (for the 20 year Holding Period) and (b) prior to the reset, the Accumulation Value is greater than the Guaranteed Amount. For a reset, you must send a written request in Good Order to VPSC at one of the addresses listed in Question 15 of this Prospectus. The reset will take effect on the Policy Anniversary immediately following the date we receive your request to reset (the “Rider Reset Effective Date”) and, at such time, the Guaranteed Amount will be increased to equal the Accumulation Value (for 10, 11, 12, 13, 14, -15 year Holding Periods) or 150% of the Accumulation Value (for the 20 year Holding Period) on that date. After the reset(s), Guaranteed Amount Proportional Reductions still apply during the new Holding Period. We may also set a new charge (not to exceed the guaranteed maximum charge in the “Table of Fees and Expenses”) for the IPR and the Rider Risk Charge Adjustment on the Rider Reset Effective Date. (See “CHARGES AND DEDUCTIONS-Other Charges-Investment Preservation Rider, Investment Preservation Rider 2.0, Investment Preservation Rider 3.0 and Investment Preservation Rider 4.0 Charge.” and “CHARGES AND DEDUCTIONS-Other Charges-Rider Risk Charge Adjustment.”) In addition, upon reset, your allocation restrictions may change. When you reset, a new rider Holding Period with the same duration as the original Holding Period starts, that means, for example, if you purchase IPR with a 12 year Holding Period, and you elect to reset in policy year four (4), a new 12 year Holding Period will begin on the Policy Anniversary immediately following the date we receive your request to reset. You will not be eligible to receive a one-time adjustment to your Accumulation Value until the Policy Anniversary following the end of the new Holding Period. We can suspend or discontinue the ability to reset the Guaranteed Amount at any time in our sole discretion on a nondiscriminatory basis. If we decide to suspend or discontinue the ability to reset the Guaranteed Amount, we will promptly notify you in writing. Please contact your registered representative for more information.

A policyowner may cancel an IPR Reset at any time prior to or within thirty (30) days after the Rider Reset Effective Date. If you cancel your request to reset, no change will be made to the Guaranteed Amount, Holding Period, Holding Period End Date, Rider Effective Date (if previously reset, the Rider Reset Effective Date), allocation restrictions, the IPR Charge or the Rider Risk Charge Adjustment, if applicable.

If you purchased IPR, you will be allowed to allocate your premium payments to the Investment Divisions, an available Asset Allocation Model and the DCA Advantage Account subject to the restrictions set forth in Appendix 1.

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The Fixed Account is not available while the IPR is in effect. Upon any termination of the IPR, the Fixed Account will be an available investment option. If you purchase the IPR, there will be limitations on how you allocate to the Investment Divisions. You may allocate your premium payment to Investment Divisions in the Asset Allocation Categories in accordance with the specified thresholds, or to one of the available Asset Allocation Models. Individual transfers between Investment Divisions, the DCA Advantage Account and/or Asset Allocation Models are not allowed. If you wish to complete an individual transfer between the Investment Divisions, or change to a different Asset Allocation Model (if available), you must send a reallocation form to VPSC at one of the addresses in Question 15 of this Prospectus. Each policy quarter, we will automatically rebalance your current allocations to conform to your most recent allocation instructions. The Investment Division restrictions associated with the IPR seek to moderate overall volatility or hedge against down-market volatility, and may limit your participation in positive investment performance. Other investment options that are available if you do not purchase the IPR may offer the potential for higher returns. You should consult with your registered representative and carefully consider whether the Investment Division restrictions associated with the IPR meet your investment objectives and risk tolerance. The Asset Allocation Categories and the Asset Allocation Models available with IPR are set forth in Appendix 1.

If you choose an IPR Reset, the restrictions on investment allocations may change. These changes could include an adjustment to the minimum and/or maximum allocation percentages available under the Asset Allocation Categories, adding or removing Asset Allocation Categories, adding or removing Asset Allocation Models, or discontinuing the availability of the DCA Advantage Account.

With the IPR, you do not have to surrender the policy to receive any applicable benefit. You will be eligible to receive any benefit payable on the Policy Anniversary for the Holding Period you chose after the later of the Policy Date or the most recent reset date. You do not need to take any action. We will inform you in writing if you are eligible to receive the one-time adjustment to your Accumulation Value under the IPR. We will also inform you of your options in the event that such one-time adjustment is made to your Accumulation Value which are to (i) surrender the policy and receive the adjusted Accumulation Value (which may be subject to surrender charges), or (ii) continue the policy at the adjusted Accumulation Value, which is subject to market fluctuation. If you are eligible to receive an adjustment, we will credit an amount to your Accumulation Value pro rata in accordance with your allocations currently on file. If you surrender the policy, amounts paid to you under the IPR may be taxable and you may be subject to a 10% penalty tax if such amounts are paid before you reach age 59 1/2.

You may cancel the IPR within thirty (30) days after delivery of the policy without incurring the Rider Risk Charge Adjustment. To cancel, you must return the IPR to VPSC at one of the addresses listed in Question 15 of this Prospectus or to the registered representative through whom you purchased it with a written request for cancellation. Upon receipt of this request, we will promptly cancel the IPR and refund any IPR charges which may have been deducted. After this 30-day period, you still have the right to discontinue the IPR, however, we will deduct a Rider Risk Charge Adjustment from your Accumulation Value and we will not refund any IPR charges that may have been deducted. (See “OTHER CHARGES—Rider Risk Charge Adjustment.”) Certain jurisdictions may not permit us to assess a Rider Risk Charge Adjustment; for more information, contact your registered representative or see “APPENDIX 5 – State Variations”. The cancellation of the IPR after the 30-day period will be effective as of the date VPSC receives your cancellation request. You should consider the cost of cancelling the IPR prior to purchasing it.

The IPR was available with all Non-Qualified, IRA, SEP IRA, Simple IRA, Roth IRA, Keogh and Pension policies if the Owner (oldest Owner, if the policy is jointly owned) and the Annuitant (oldest Annuitant, if the policy has joint Annuitants) are age 75 or younger (70 or younger for the 20-year Holding Period) on the Rider Effective Date. The rider was not available on TSA and Inherited IRA policies.

The IPR will provide no benefit if you surrender the policy before the Policy Anniversary on which you are eligible to receive a potential one-time adjustment to your Accumulation Value. Therefore, you should purchase the IPR only if you intend to keep the policy for at least the rider Holding Period you choose (10, 11, 12, 13, 14, 15 or 20 years).

In most jurisdictions, the IPR will terminate if an ownership change or assignment of the policy is made, other than as explicitly described in the rider.

Upon your death, the IPR and the policy will terminate unless your spouse chooses to continue the policy. Your spouse must be the sole primary beneficiary in order to continue the IPR and the policy. If your spouse chooses to continue the IPR and the policy, no death benefit proceeds will be paid upon your death.

Any withdrawal reduces the Guaranteed Amount proportionally and the amount of charges assessed for the IPR. While the IPR is in effect, withdrawals will be deducted proportionally from the Allocation Options. However, please note that charges assessed for the IPR prior to the date of any partial withdrawal (including required minimum distributions from IRAs) will not be retroactively adjusted. It is important to note that if you take any withdrawal (including

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required minimum distributions from IRAs) while the IPR is in effect, you may not be able to receive the full value of the IPR. The reduction in the Guaranteed Amount may be significant, particularly when the Accumulation Value is lower than the Guaranteed Amount (see example below). As a result, the IPR may not be appropriate for you if you intend to take withdrawals (including required minimum distributions from IRAs) before the end of the Holding Period you choose. You should consult your tax advisor if you have any questions about the use of the IPR in your tax situation.

We have set forth below an example of how the benefit from the IPR may be realized and how partial withdrawals (including required minimum distributions from IRAs) will impact the Guaranteed Amount. In this example, we have assumed the following:

(1)	IPR with a 10, 11, 12, 13, 14, or 15 year Holding Period is purchased at the time of application;

(2)	An initial premium payment of $100,000 is made;

(3)	No additional premium payments are made;

(4)	A withdrawal of $20,000 is made in the eighth policy year;

(5)	The Accumulation Value immediately preceding the withdrawal has decreased to $80,000; and

(6)	As of the Holding Period End Date, the Accumulation Value on the Policy Anniversary corresponding to the Holding Period you chose has decreased to $50,000.

The Guaranteed Amount when we issued the policy was $100,000. When the withdrawal was made in the eighth Policy Year, we reduced the Guaranteed Amount by the amount of the Guaranteed Amount Proportional Reduction. We calculated the amount of the Guaranteed Amount Proportional Reduction by taking the requested withdrawal amount, dividing it by the Accumulation Value immediately preceding the withdrawal, and then multiplying that number by the Guaranteed Amount immediately preceding the withdrawal.

Guaranteed Amount Proportional Reduction = ($20,000/$80,000) x $100,000 = $25,000

To determine the new Guaranteed Amount after the withdrawal, we subtracted the Guaranteed Amount Proportional Reduction from the initial Guaranteed Amount: ($100,000 – $25,000) = $75,000.

On the Policy Anniversary for the Holding Period you chose, the Accumulation Value ($50,000) is less than the Guaranteed Amount of $75,000. Therefore, you are eligible to receive a one-time adjustment to your Accumulation Value of $25,000.

If you had chosen the 20-year Holding Period, the Guaranteed Amount would have been $112,500 (150% of $75,000), and the one-time adjustment would be $62,500.

After the adjustment is paid, the rider will end. You would not have been eligible to receive this adjustment to your Accumulation Value if you had not purchased the IPR Rider.

IPR Death Benefit. If the policyowner dies within two Policy Years of the last day of the Rider term then in effect, the death benefit will equal the Guaranteed Amount for that Rider term, if that Guaranteed Amount is higher than death benefit payable under the policy (See “DISTRIBUTIONS UNDER THE POLICY – Death Before Annuity Commencement”.). However, if there is an ADBR Rider in effect, and the death benefit under the ADBR Rider is higher than the Accumulation Value or the Guaranteed Amount, we will pay the death benefit available under the ADBR Rider. Payment of a death benefit terminates the IPR.

(d) Investment Preservation Rider 2.0 (optional)

The Investment Preservation Rider 2.0 (“IPR 2.0”) is no longer available for purchase and was available only at the time of application. While IPR 2.0 is in effect, you may only make premium payments to the policy (a) in the first Policy Year or (b) after the Holding Period End Date. The IPR 2.0 allows you to choose among seven (7) different Holding Periods. If you purchase the IPR 2.0, you will be eligible to receive a one-time adjustment to your Accumulation Value in the event that your Accumulation Value is less than the amount guaranteed under the IPR 2.0 on the applicable policy anniversary of the Rider Effective Date (or most recent reset date) for the Holding Period you choose. You may request to reset the guaranteed amount (an “IPR Reset”) under certain circumstances, as described below. Certain features of the

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IPR 2.0 relating to the 20 year Holding Period and may not be available in all jurisdictions; contact your registered representative or see “APPENDIX 5—STATE VARIATIONS” for more information.

The IPR 2.0 ends on the applicable policy anniversary of the Rider Effective Date (or most recent reset date) for the Holding Period you choose (See “THE POLICIES-Investment Preservation Rider 2.0 (optional)-IPR 2.0 Death Benefit” regarding the terms under which such death benefit may continue after the IPR 2.0 ends). The applicable policy anniversary depends on the Holding Period you choose. While the IPR 2.0 is in effect and prior to the Holding Period End Date, we will deduct a charge from your Accumulation Value on each policy quarter. (See “CHARGES AND DEDUCTIONS-Other Charges-Investment Preservation Rider, Investment Preservation Rider 2.0, Investment Preservation Rider 3.0 and Investment Preservation Rider ~~4~~.0 Charge.”) When you make a withdrawal (including required minimum distributions from IRAs), we will reduce the amount that is guaranteed (the “Guaranteed Amount”) under the IPR 2.0 proportionally (“Guaranteed Amount Proportional Reduction”). A Guaranteed Amount Proportional Reduction is equal to the amount withdrawn from the policy (including any amount withdrawn for the surrender charge) divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the Guaranteed Amount immediately preceding the withdrawal. For example, if you withdrew 10% of the Accumulation Value, your Guaranteed Amount will be reduced by 10%.

Please note that benefits payable under the IPR 2.0 are payable from NYLIAC’s general account and are subject to the claims paying ability of NYLIAC. No third party guarantees are involved.

The Guaranteed Amount under the IPR 2.0 is as follows:

(i)

For the 10, 11, 12, 13, 14, or 15 year Holding Periods: The Guaranteed Amount will equal 100% of the sum of all premium payments made in the first Policy Year, less all Guaranteed Amount Proportional Reductions made during the rider Holding Period.

(ii)

For the 20 year Holding Period: The Guaranteed Amount will equal 150% of the sum of all premium payments made in the first Policy Year, less all Guaranteed Amount Proportional Reductions made during the rider Holding Period.

(iii)	IPR Reset:

You can decide to reset to increase the Guaranteed Amount under the IPR 2.0. You may request to reset the Guaranteed Amount at any time while the IPR 2.0 is in effect as long as (a) the Owner (oldest Owner, if the policy is jointly owned) and the Annuitant (oldest Annuitant, if there are joint Annuitants) are age 75 or younger (for the 10, 11, 12, 13, 14 and 15 year Holding Periods), or age 70 or younger (for the 20 year Holding Period and (b) prior to the reset, the Accumulation Value is greater than the Guaranteed Amount. For a reset, you must send a written request in Good Order to VPSC at one of the addresses listed in Question 15 of this Prospectus. The reset will take effect on the Policy Anniversary immediately following the date we receive your request to reset (the “Rider Reset Effective Date”) and at such time, the Guaranteed Amount will be increased to equal the Accumulation Value (for 10,11,12,13,14 and 15 year Holding Periods) or 150% of the Accumulation Value (for the 20 year Holding Period) on that date. After the reset(s), Guaranteed Amount Proportional Reductions still apply during the new Holding Period. We may also set a new charge (not to exceed the guaranteed maximum charge in the “Table of Fees and Expenses”) for the IPR 2.0 and the Rider Risk Charge Adjustment on the Rider Reset Effective Date. (See “CHARGES-Other Charges-Investment Preservation Rider, Investment Preservation Rider 2.0, Investment Preservation Rider 3.0 and Investment Preservation Rider 4.0 Charge” and “CHARGES AND DEDUCTIONS-Other Charges-Rider Risk Charge Adjustment”). In addition, upon reset, your allocation restrictions may change. When you reset, a new rider Holding Period with the same duration as the original rider Holding Period starts. That means, for example, if you purchase IPR 2.0 with a 12 year Holding Period, and you elect to reset in policy year four (4), a new 12 year Holding Period will begin on the Policy Anniversary immediately following the date we receive your request to reset. You will not be eligible to receive a one-time adjustment to your Accumulation Value until the Policy Anniversary following the end of the new rider Holding Period. We can suspend or discontinue the ability to reset the Guaranteed Amount at any time in our sole discretion on a nondiscriminatory basis. If we decide to suspend or discontinue the ability to reset the Guaranteed Amount, we will promptly notify you in writing. Please contact your registered representative for more information.

A policyowner may cancel an IPR Reset at any time prior to or within thirty (30) days after the Rider Reset Effective Date. If you cancel your request to reset, no change will be made to the Guaranteed Amount, Holding Period, Holding Period End Date, Rider Effective Date (if previously reset, the Rider Reset Effective Date), allocation restrictions, IPR 2.0 Charge or Rider Risk Charge Adjustment, if applicable.

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If you purchased IPR 2.0, you will be allowed to allocate your premium payments to the Investment Divisions, an available Asset Allocation Model and the DCA Advantage Account subject to the restrictions set forth in Appendix 1.

The Fixed Account is not available while the IPR 2.0 is in effect and prior to the Holding Period End Date. Upon any termination of the IPR 2.0, the Fixed Account will be an available investment option. If you purchase the IPR 2.0, there will be limitations on how you allocate to the Investment Divisions. You may allocate your premium payment to Investment Divisions in the Asset Allocation Categories in accordance with the specified thresholds, or to one of the available Asset Allocation Models. Individual transfers between Investment Divisions, the DCA Advantage Account and/or Asset Allocation Models are not allowed. If you wish to complete an individual transfer between the Investment Divisions, or change to a different Asset Allocation Model (if available), you must send a reallocation form to VPSC at one of the addresses in Question 15 of this Prospectus. Each policy quarter, we will automatically rebalance your current allocations to conform to your most recent allocation instructions. The Investment Division restrictions associated with the IPR 2.0 seek to moderate overall volatility or hedge against down-market volatility and may limit your participation in positive investment performance. Other investment options that are available if you do not purchase the IPR 2.0 may offer the potential for higher returns. You should consult with your registered representative and carefully consider whether the Investment Division restrictions associated with the IPR 2.0 meet your investment objectives and risk tolerance. The Asset Allocation Categories and the Asset Allocation Models available with IPR 2.0 are set forth in Appendix 1.

If you choose an IPR Reset, the restrictions on investment allocations may change. These changes could include an adjustment to the minimum and/or maximum allocation percentages available under the Asset Allocation Categories, adding or removing Asset Allocation Categories, adding or removing Asset Allocation Models, or discontinuing the availability of the DCA Advantage Account.

With the IPR 2.0, you do not have to surrender the policy to receive any applicable benefit. You will be eligible to receive any benefit payable on the Policy Anniversary for the Holding Period you chose after the later of the Policy Date or the most recent reset date. You do not need to take any action. We will inform you in writing if you are eligible to receive the one-time adjustment to your Accumulation Value under the IPR 2.0. We will also inform you of your options in the event that such one-time adjustment is made to your Accumulation Value which are to (i) surrender the policy and receive the adjusted Accumulation Value (which may be subject to surrender charges), or (ii) continue the policy at the adjusted Accumulation Value, which is subject to market fluctuation. If you are eligible to receive an adjustment, we will credit an amount to your Accumulation Value pro rata in accordance with your allocations currently on file. If you surrender the policy, amounts paid to you under the IPR 2.0 may be taxable and you may be subject to a 10% penalty tax if such amounts are paid before you reach age 59 1/2.

You may cancel the IPR 2.0 within thirty (30) days after delivery of the policy without incurring the Rider Risk Charge Adjustment. To cancel, you must return the IPR 2.0 to VPSC at one of the addresses listed in Question 15 of this Prospectus or to the registered representative through whom you purchased it with a written request for cancellation. Upon receipt of this request, we will promptly cancel the IPR 2.0 and refund any IPR 2.0 charges which may have been deducted. After this 30-day period, you still have the right to discontinue the IPR 2.0, however, we will deduct a Rider Risk Charge Adjustment from your Accumulation Value and we will not refund any IPR 2.0 charges that may have been deducted. (See “CHARGES AND DEDUCTIONS-Other Charges-Rider Risk Charge Adjustment.”) Certain jurisdictions may not permit us to assess a Rider Risk Charge Adjustment; for more information, contact your registered representative or see “APPENDIX 5—STATE VARIATIONS.” The cancellation of the IPR 2.0 after the 30-day period will be effective as of the date VPSC receives your cancellation request. You should consider the cost of cancelling the IPR 2.0 prior to purchasing it.

The IPR 2.0 was available with all Non-Qualified, IRA, SEP IRA, Simple IRA, Roth IRA, Keogh and Pension policies if the Owner (oldest Owner, if the policy is jointly owned) and the Annuitant (oldest Annuitant, if the policy has joint Annuitants) are age 75 or younger (70 or younger for the 20-year Holding Period) on the Rider Effective Date. The rider was not available on TSA and Inherited IRA policies.

The IPR 2.0 will provide no benefit if you surrender the policy before the Policy Anniversary on which you are eligible to receive a potential one-time adjustment to your Accumulation Value. Therefore, you should purchase the IPR 2.0 only if you intend to keep the policy for at least the rider Holding Period you choose (10, 11, 12, 13, 14, 15 or 20 years).

In most jurisdictions, the IPR 2.0 will terminate if an ownership change or assignment of the policy is made, other than as explicitly described in the rider.

Any withdrawal reduces the Guaranteed Amount proportionally and the amount of charges assessed for the IPR 2.0. While the IPR 2.0 is in effect, withdrawals will be deducted proportionally from the Allocation Options. However, please note that charges assessed for the IPR 2.0 prior to the date of any withdrawal (including required minimum distributions from IRAs) will not be retroactively adjusted. It is important to note that if you take any withdrawals (including

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required minimum distributions from IRAs) while the IPR 2.0 is in effect, you may not be able to receive the full value of the IPR 2.0. The reduction in the Guaranteed Amount may be significant, particularly when the Accumulation Value is lower than the Guaranteed Amount (see example below). As a result, the IPR 2.0 may not be appropriate for you if you intend to take withdrawals (including required minimum distributions from IRAs) before the end of the Holding Period you choose. You should consult your tax advisor if you have any questions about the use of the IPR 2.0 in your tax situation.

We have set forth below an example of how the benefit from the IPR 2.0 may be realized and how withdrawals (including required minimum distributions from IRAs) will impact the Guaranteed Amount. In this example, we have assumed the following:

(1)	IPR 2.0 with a 10, 11, 12, 13, 14, or 15 year Holding Period is purchased at the time of application;

(2)	An initial premium payment of $100,000 is made;

(3)	No additional premium payments are made;

(4)	A withdrawal of $20,000 is made in the eighth policy year;

(5)	The Accumulation Value immediately preceding the withdrawal has decreased to $80,000; and

(6)	As of the Holding Period End Date, the Accumulation Value on the Policy Anniversary corresponding to the Holding Period you chose, has decreased to $50,000.

The Guaranteed Amount when we issued the policy was $100,000. When the withdrawal was made in the eighth Policy Year, we reduced the Guaranteed Amount by the amount of the Guaranteed Amount Proportional Reduction. We calculated the amount of the Guaranteed Amount Proportional Reduction by taking the requested withdrawal amount, dividing it by the Accumulation Value immediately preceding the withdrawal, and then multiplying that number by the Guaranteed Amount immediately preceding the withdrawal.

Guaranteed Amount Proportional Reduction = ($20,000/$80,000) x $100,000 = $25,000

To determine the new Guaranteed Amount after the withdrawal, we subtracted the amount of the Guaranteed Amount Proportional Reduction from the initial Guaranteed Amount: ($100,000 - $25,000) = $75,000.

On the Policy Anniversary for the Holding Period you chose, the Accumulation Value ($50,000) is less than the Guaranteed Amount of $75,000. Therefore, you are eligible to receive a one-time adjustment to your Accumulation Value of $25,000.

If you had chosen the 20-year Holding Period, the Guaranteed Amount would have been $112,500 (150% of $75,000), and the one-time adjustment would be $62,500.

After the adjustment is paid, the rider will end (See “THE POLICIES-IPR 2.0 DEATH BENEFIT” below regarding the terms under which such death benefit may continue after the IPR 2.0 ends). You would not have been eligible to receive this adjustment to your Accumulation Value if you had not purchased the IPR 2.0 Rider.

Upon your death, the IPR 2.0 and the policy will terminate unless your spouse chooses to continue the policy. Your spouse must be the sole primary beneficiary to continue the IPR 2.0 and the policy. If your spouse chooses to continue the IPR 2.0 and the policy, no death benefit proceeds will be paid upon your death.

IPR 2.0 Death Benefit.

The IPR 2.0 Death Benefit is available in jurisdictions where approved (see “APPENDIX 5—STATE VARIATIONS” for more information).

For the 10, 11, 12, 13, 14 and 15 year Holding Periods:

If the Owner dies on or before the Holding Period End Date and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(a).

If the Owner dies after the Holding Period End Date and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(b).

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(1) The amount of the death benefit payable under the policy. (See “DISTRIBUTIONS UNDER THE POLICY—Death Before Annuity Commencement”.)

(2) Any death benefit available under any other rider attached to the policy.

(3) The IPR 2.0 Death Benefit, which is:

(a) The Guaranteed Amount; or

(b) The Guaranteed Amount on the Holding Period End Date, increased by any premium payments received after the Holding Period End Date and reduced proportionally for withdrawals taken after the Holding Period End Date.

For the IPR 2.0 Death Benefit in (b) above, the proportional reduction for withdrawals is equal to the amount withdrawn (including any Surrender Charges that you may incur as a result of the withdrawal), divided by the policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the IPR 2.0 Death Benefit immediately preceding the withdrawal.

For the 20 year Holding Period:

If the Owner dies within the last two (2) years of the rider Holding Period and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(a).

If the Owner dies before the last two (2) years of the rider Holding Period and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(b).

If the Owner dies after the Holding Period End Date and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(c).

(1) The amount of the death benefit payable under the policy. (See “DISTRIBUTIONS UNDER THE POLICY—Death Before Annuity Commencement”.)

(2) Any death benefit available under any other rider attached to the policy.

(3) The IPR 2.0 Death Benefit, which is:

(a) The Guaranteed Amount; or

(b) A portion of the Guaranteed Amount which is determined by dividing the Guaranteed Amount by 150%; or

(c) The Guaranteed Amount on the Holding Period End Date, increased by any premium payments received after the Holding Period End Date and reduced proportionally for withdrawals taken after the Holding Period End Date.

For the IPR 2.0 Death Benefit in (c) above, the proportional reduction for withdrawals is equal to the amount withdrawn (including any Surrender Charges that you may incur as a result of the withdrawal), divided by the policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the IPR 2.0 Death Benefit immediately preceding the withdrawal.

Payment of a death benefit terminates the IPR 2.0.

It is important to note that for purposes of calculating the Guaranteed Amount under the IPR 2.0 Death Benefit, Withdrawals (including required minimum distributions) proportionally reduce the Guaranteed Amount while additional premium payments increase the Guaranteed Amount dollar for dollar. This means that under certain market conditions, a withdrawal will cause a greater decrease to the Guaranteed Amount relative to the Guaranteed Amount from a premium payment of the same amount as the withdrawal.

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(e) Investment Preservation Rider 3.0 (optional)

The Investment Preservation Rider 3.0 (“IPR 3.0”) is no longer available for purchase and was available only at the time of application. While IPR 3.0 is in effect, you may only make premium payments to the policy (a) in the first Policy Year or (b) after the Holding Period End Date. The IPR 3.0 allows you to choose among seven (7) different Holding Periods. If you purchase the IPR 3.0, you will be eligible to receive a one-time adjustment to your Accumulation Value in the event that your Accumulation Value is less than the amount guaranteed under the IPR 3.0 on the applicable policy anniversary of the Rider Effective Date (or most recent reset date) for the Holding Period you choose. You may request to reset the guaranteed amount (an “IPR Reset”) under certain circumstances, as described below. Certain features of the IPR 3.0 relating to the 20 year Holding Period and the IPR 3.0 Death Benefit may not be available in all jurisdictions; contact your registered representative or see “APPENDIX 5—STATE VARIATIONS” for more information.

The IPR 3.0 ends on the applicable policy anniversary of the Rider Effective Date (or most recent reset date) for the Holding Period you choose (See “THE POLICIES-Investment Preservation Rider 3.0 (optional)-IPR 3.0 Death Benefit” regarding the terms under which such death benefit may continue after the IPR 3.0 ends). The applicable policy anniversary depends on the Holding Period you choose. While the IPR 3.0 is in effect and prior to the Holding Period End Date, we will deduct a charge from your Accumulation Value on each policy quarter. (See “CHARGES AND DEDUCTIONS-Other Charges-Investment Preservation Rider, Investment Preservation Rider 2.0 and Investment Preservation Rider 3.0 Charge.”) When you make a withdrawal (including required minimum distributions from IRAs), we will reduce the amount that is guaranteed (the “Guaranteed Amount”) under the IPR 3.0 proportionally (“Guaranteed Amount Proportional Reduction”). A Guaranteed Amount Proportional Reduction is equal to the amount withdrawn from the policy (including any amount withdrawn for the surrender charge) divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the Guaranteed Amount immediately preceding the withdrawal. For example, if you withdrew 10% of the Accumulation Value, your Guaranteed Amount will be reduced by 10%.

Please note that benefits payable under the IPR 3.0 are payable from NYLIAC’s general account and are subject to the claims paying ability of NYLIAC. No third party guarantees are involved.

The Guaranteed Amount under the IPR 3.0 is as follows:

(i)

For the 10, 11, 12, 13, 14, or 15 year Holding Periods: The Guaranteed Amount will equal 100% of the sum of all premium payments made in the first Policy Year, less all Guaranteed Amount Proportional Reductions made during the rider Holding Period.

(ii)

For the 20 year Holding Period: The Guaranteed Amount will equal 150% of the sum of all premium payments made in the first Policy Year, less all Guaranteed Amount Proportional Reductions made during the rider Holding Period.

(iii)	IPR Reset:

You can decide to reset to increase the Guaranteed Amount under the IPR 3.0. You may request to reset the Guaranteed Amount at any time while the IPR 3.0 is in effect as long as (a) the Owner (oldest Owner, if the Policy is jointly owned) and the Annuitant (oldest Annuitant, if there are joint Annuitants) are age 75 or younger (for the 10, 11, 12, 13, 14 and 15 year Holding Periods), or age 70 or younger (for the 20 year Holding Period) and (b) prior to the reset, the Accumulation Value is greater than the Guaranteed Amount. For a reset, you must send a written request in Good Order to VPSC at one of the addresses listed in Question 15 of this Prospectus. The reset will take effect on the Policy Anniversary immediately following the date we receive your request to reset (the “Rider Reset Effective Date”) and, at such time, the Guaranteed Amount will be increased to equal the Accumulation Value (for 10, 11, 12,13, 14 and 15 year Holding Periods) or 150% of the Accumulation Value (for the 20 year Holding Period) on that date. After the reset(s), Guaranteed Amount Proportional Reductions still apply during the new Holding Period. We may also set a new charge (not to exceed the guaranteed maximum charge in the “Table of Fees and Expenses”) for the IPR 3.0 and the Rider Risk Charge Adjustment on the Rider Reset Effective Date. (See “CHARGES AND DEDUCTIONS-Other Charges-Investment Preservation Rider, Investment Preservation Rider 2.0, Investment Preservation Rider 3.0 and Investment Preservation Rider 4.0 Charge” and “CHARGES AND DEDUCTIONS-Other Charges-Rider Risk Charge Adjustment”). In addition, upon reset, your allocation restrictions may change. When you reset, a new rider Holding Period with the same duration as the original rider Holding Period starts. That means, for example, if you purchase IPR 3.0 with a 12 year Holding Period, and you elect to reset in policy year four (4), a new 12 year Holding Period will begin on the Policy Anniversary immediately following the date we receive your

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request to reset. You will not be eligible to receive a one-time adjustment to your Accumulation Value until the Policy Anniversary following the end of the new rider Holding Period. We can suspend or discontinue the ability to reset the Guaranteed Amount at any time in our sole discretion on a nondiscriminatory basis. If we decide to suspend or discontinue the ability to reset the Guaranteed Amount, we will promptly notify you in writing. Please contact your registered representative for more information.

A policyowner may cancel an IPR Reset at any time prior to or within thirty (30) days after the Rider Reset Effective Date. If you cancel your request to reset, no change will be made to the Guaranteed Amount, Holding Period, Holding Period End Date, Rider Effective Date (if previously reset, the Rider Reset Effective Date), allocation restrictions, the IPR 3.0 Charge or Rider Risk Charge Adjustment, if applicable.

If you purchased IPR 3.0, you will be allowed to allocate your premium payments to the Investment Divisions, an available Asset Allocation Model and the DCA Advantage Account subject to the restrictions set forth in APPENDIX 2.

The Fixed Account is not available while the IPR 3.0 is in effect and prior to the Holding Period End Date. Upon any termination of the IPR 3.0, the Fixed Account will be an available investment option. If you purchase the IPR 3.0, there will be limitations on how you allocate to the Investment Divisions. You may allocate your premium payment to Investment Divisions in the Asset Allocation Categories in accordance with the specified thresholds, or to one of the available Asset Allocation Models. Individual transfers between Investment Divisions, the DCA Advantage Account and/or Asset Allocation Models are not allowed. If you wish to complete an individual transfer between the Investment Divisions, or change to a different Asset Allocation Model (if available), you must send a reallocation form to VPSC at one of the addresses in Question 15 of this Prospectus. Each policy quarter, we will automatically rebalance your current allocations to conform to your most recent allocation instructions. The Investment Division restrictions associated with the IPR 3.0 seek to moderate overall volatility or hedge against down-market volatility and may limit your participation in positive investment performance. Other investment options that are available if you do not purchase the IPR 3.0 may offer the potential for higher returns. You should consult with your registered representative and carefully consider whether the Investment Division restrictions associated with the IPR 3.0 meet your investment objectives and risk tolerance. The Asset Allocation Categories and the Asset Allocation Models available with IPR 3.0 are set forth in APPENDIX 2.

If you choose an IPR Reset, the restrictions on investment allocations may change. These changes could include an adjustment to the minimum and/or maximum allocation percentages available under the Asset Allocation Categories, adding or removing Asset Allocation Categories, adding or removing Asset Allocation Models, or discontinuing the availability of the DCA Advantage Account.

With the IPR 3.0, you do not have to surrender the policy to receive any applicable benefit. You will be eligible to receive any benefit payable on the Policy Anniversary for the Holding Period you chose after the later of the Policy Date or the most recent reset date. You do not need to take any action. We will inform you in writing if you are eligible to receive the one-time adjustment to your Accumulation Value under the IPR 3.0. We will also inform you of your options in the event that such one-time adjustment is made to your Accumulation Value which are to (i) surrender the policy and receive the adjusted Accumulation Value (which may be subject to surrender charges), or (ii) continue the policy at the adjusted Accumulation Value, which is subject to market fluctuation. If you are eligible to receive an adjustment, we will credit an amount to your Accumulation Value pro rata in accordance with your allocations currently on file. If you surrender the policy, amounts paid to you under the IPR 3.0 may be taxable and you may be subject to a 10% penalty tax if such amounts are paid before you reach age 59 1/2.

You may cancel the IPR 3.0 within thirty (30) days after delivery of the policy without incurring the Rider Risk Charge Adjustment. To cancel, you must return the IPR 3.0 to VPSC at one of the addresses listed in Question 15 of this Prospectus or to the registered representative through whom you purchased it with a written request for cancellation. Upon receipt of this request, we will promptly cancel the IPR 3.0 and refund any IPR 3.0 charges which may have been deducted. After this 30-day period, you still have the right to discontinue the IPR 3.0, however, we will deduct a Rider Risk Charge Adjustment from your Accumulation Value and we will not refund any IPR 3.0 charges that may have been deducted. (See “OTHER CHARGES-Rider Risk Charge Adjustment.”) Certain jurisdictions may not permit us to assess a Rider Risk Charge Adjustment; for more information, contact your registered representative or see “APPENDIX 5-STATE VARIATIONS”. The cancellation of the IPR 3.0 after the 30- day period will be effective as of the date VPSC receives your cancellation request. You should consider the cost of cancelling the IPR 3.0 prior to purchasing it.

The IPR 3.0 was available with all Non-Qualified, IRA, SEP IRA, Simple IRA, Roth IRA, Keogh and Pension policies if the Owner (oldest Owner, if the policy is jointly owned) and the Annuitant (oldest Annuitant, if the policy had joint Annuitants) are age 75 or younger (70 or younger for the 20-year Holding Period) on the Rider Effective Date. The rider was not available on TSA and Inherited IRA policies.

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The IPR 3.0 will provide no benefit if you surrender the policy before the Policy Anniversary on which you are eligible to receive a potential one-time adjustment to your Accumulation Value. Therefore, you should purchase the IPR 3.0 only if you intend to keep the policy for at least the rider Holding Period you choose (10, 11, 12, 13, 14, 15 or 20 years).

In most jurisdictions, the IPR 3.0 will terminate if an ownership change or assignment of the policy is made, other than as explicitly described in the rider.

Any withdrawal reduces the Guaranteed Amount proportionally and the amount of charges assessed for the IPR 3.0. While the IPR 3.0 is in effect, withdrawals will be deducted proportionally from the Allocation Options. However, please note that charges assessed for the IPR 3.0 prior to the date of any withdrawal (including required minimum distributions from IRAs) will not be retroactively adjusted. It is important to note that if you make any withdrawals (including required minimum distributions from IRAs) while the IPR 3.0 is in effect, you may not be able to receive the full value of the IPR 3.0. The reduction in the Guaranteed Amount may be significant, particularly when the Accumulation Value is lower than the Guaranteed Amount (see example below). As a result, the IPR 3.0 may not be appropriate for you if you intend to take withdrawals (including required minimum distributions from IRAs) before the end of the Holding Period you choose. You should consult your tax advisor if you have any questions about the use of the IPR 3.0 in your tax situation.

We have set forth below an example of how the benefit from the IPR 3.0 may be realized and how withdrawals (including required minimum distributions from IRAs) will impact the Guaranteed Amount. In this example, we have assumed the following:

(1)	IPR 3.0 with a 10, 11, 12, 13, 14, or 15 year Holding Period is purchased at the time of application;

(2)	An initial premium payment of $100,000 is made;

(3)	No additional premium payments are made;

(4)	A withdrawal of $20,000 is made in the eighth policy year;

(5)	The Accumulation Value immediately preceding the withdrawal has decreased to $80,000; and

(6)	As of the Holding Period End Date, the Accumulation Value on the Policy Anniversary corresponding to the Holding Period you chose has decreased to $50,000.

The Guaranteed Amount when we issued the policy was $100,000. When the withdrawal was made in the eighth Policy Year, we reduced the Guaranteed Amount by the amount of the Guaranteed Amount Proportional Reduction. We calculated the amount of the Guaranteed Amount Proportional Reduction by taking the requested withdrawal amount, dividing it by the Accumulation Value immediately preceding the withdrawal, and then multiplying that number by the Guaranteed Amount immediately preceding the withdrawal.

Guaranteed Amount Proportional Reduction = ($20,000/$80,000) x $100,000 = $25,000

To determine the new Guaranteed Amount after the withdrawal, we subtracted the amount of the Guaranteed Amount Proportional Reduction from the initial Guaranteed Amount: ($100,000 - $25,000) = $75,000.

On the Policy Anniversary for the Holding Period you chose, the Accumulation Value ($50,000) is less than the Guaranteed Amount of $75,000. Therefore, you are eligible to receive a one-time adjustment to your Accumulation Value of $25,000.

If you had chosen the 20-year Holding Period, the Guaranteed Amount would have been $112,500 (150% of $75,000), and the one-time adjustment would be $62,500.

After the adjustment is paid, the rider will end (See IPR 3.0 DEATH BENEFIT regarding the terms under which such death benefit may continue after the IPR 3.0 ends). You would not have been eligible to receive this adjustment to your Accumulation Value if you had not purchased the IPR 3.0 Rider.

Upon your death, the IPR 3.0 and the policy will terminate unless your spouse chooses to continue the policy. Your spouse must be the sole primary beneficiary in order to continue the IPR 3.0 and the policy. If your spouse chooses to continue the IPR 3.0 and the policy, no death benefit proceeds will be paid upon your death.

IPR 3.0 Death Benefit.

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The IPR 3.0 Death Benefit is available in jurisdictions where approved (see “APPENDIX 5—STATE VARIATIONS” for more information).

For the 10, 11, 12, 13, 14 and 15 year Holding Periods:

If the Owner dies on or before the Holding Period End Date and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(a).

If the Owner dies after the Holding Period End Date and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(b).

(1) The amount of the death benefit payable under the policy. (See “DISTRIBUTIONS UNDER THE POLICY—Death Before Annuity Commencement”.)

(2) Any death benefit available under any other rider attached to the policy.

(3) The IPR 3.0 Death Benefit, which is:

(a) The Guaranteed Amount; or

(b) The Guaranteed Amount on the Holding Period End Date, increased by any premium payments received after the Holding Period End Date and reduced proportionally for withdrawals taken after the Holding Period End Date.

For the IPR 3.0 Death Benefit in (b) above, the proportional reduction for withdrawals is equal to the amount withdrawn (including any Surrender Charges that you may incur as a result of the withdrawal), divided by the policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the IPR 3.0 Death Benefit immediately preceding the withdrawal.

For the 20 year Holding Period:

If the Owner dies within the last two (2) years of the rider Holding Period and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(a).

If the Owner dies before the last two (2) years of the rider Holding Period and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(b).

If the Owner dies after the Holding Period End Date and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(c).

(1) The amount of the death benefit payable under the policy. (See “DISTRIBUTIONS UNDER THE POLICY—Death Before Annuity Commencement”.)

(2) Any death benefit available under any other rider attached to the policy.

(3) The IPR 3.0 Death Benefit, which is:

(a) The Guaranteed Amount; or

(b) A portion of the Guaranteed Amount which is determined by dividing the Guaranteed Amount by 150%; or

(c) The Guaranteed Amount on the Holding Period End Date, increased by any premium payments received after the Holding Period End Date and reduced proportionally for withdrawals taken after the Holding Period End Date.

For the IPR 3.0 Death Benefit in (c) above, the proportional reduction for withdrawals is equal to the amount withdrawn (including any Surrender Charges that you may incur as a result of the

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withdrawal), divided by the policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the IPR 3.0 Death Benefit immediately preceding the withdrawal.

Payment of a death benefit terminates the IPR 3.0.

It is important to note that for purposes of calculating the Guaranteed Amount under the IPR 3.0 Death Benefit, Partial Withdrawals (including required minimum distributions) proportionally reduce the Guaranteed Amount while additional premium payments increase the Guaranteed Amount dollar for dollar. This means that under certain market conditions, a Partial Withdrawal will cause a greater decrease to the Guaranteed Amount relative to the Guaranteed Amount from a premium payment of the same amount as the withdrawal.

(f) Investment Preservation Rider 4.0 (optional)

The Investment Preservation Rider 4.0 (“IPR 4.0”) is available only at the time of application. While IPR 4.0 is in effect, you may only make premium payments to the policy (a) in the first Policy Year or (b) after the Holding Period End Date. The IPR 4.0 allows you to choose among seven (6) different Holding Periods. If you purchase the IPR 4.0, you will be eligible to receive a one-time adjustment to your Accumulation Value in the event that your Accumulation Value is less than the amount guaranteed under the IPR 4.0 on the applicable policy anniversary of the Rider Effective Date (or most recent reset date) for the Holding Period you choose. You may request to reset the guaranteed amount (an “IPR Reset”) under certain circumstances, as described below. Certain features of the IPR 4.0 relating to the 20 year Holding Period and the IPR 4.0 Death Benefit may not be available in all jurisdictions; contact your registered representative or see “APPENDIX 5—STATE VARIATIONS” for more information.

The IPR 4.0 ends on the applicable policy anniversary of the Rider Effective Date (or most recent reset date) for the Holding Period you choose (See “THE POLICIES-Investment Preservation Rider 4.0 (optional)-IPR 4.0 Death Benefit” regarding the terms under which such death benefit may continue after the IPR 4.0 ends). The applicable policy anniversary depends on the Holding Period you choose. While the IPR 4.0 is in effect and prior to the Holding Period End Date, we will deduct a charge from your Accumulation Value on each policy quarter. (See “CHARGES AND DEDUCTIONS-Other Charges-Investment Preservation Rider, Investment Preservation Rider 2.0, Investment Preservation Rider 3.0 and Investment Preservation Rider 4.0 Charge.”) When you make a withdrawal (including required minimum distributions from IRAs), we will reduce the amount that is guaranteed (the “Guaranteed Amount”) under the IPR 4.0 proportionally (“Guaranteed Amount Proportional Reduction”). A Guaranteed Amount Proportional Reduction is equal to the amount withdrawn from the policy (including any amount withdrawn for the surrender charge) divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the Guaranteed Amount immediately preceding the withdrawal. For example, if you withdrew 10% of the Accumulation Value, your Guaranteed Amount will be reduced by 10%.

Please note that benefits payable under the IPR 4.0 are payable from NYLIAC’s general account and are subject to the claims paying ability of NYLIAC. No third-party guarantees are involved.

The Guaranteed Amount under the IPR 4.0 is as follows:

(i)

For the 10, 12, 13, 14, or 15 year Holding Periods: The Guaranteed Amount will equal 100% of the sum of all premium payments made in the first Policy Year, less all Guaranteed Amount Proportional Reductions made during the rider Holding Period.

(ii)

For the 20 year Holding Period: The Guaranteed Amount will equal 150% of the sum of all premium payments made in the first Policy Year, less all Guaranteed Amount Proportional Reductions made during the rider Holding Period.

(iii)	IPR Reset:

You can decide to reset to increase the Guaranteed Amount under the IPR 4.0. You may request to reset the Guaranteed Amount at any time while the IPR 4.0 is in effect as long as (a) the Owner (oldest Owner, if the Policy is jointly owned) and the Annuitant (oldest Annuitant, if there are joint Annuitants) are age 75 or younger (for the 10, 12, 13, 14 and 15 year Holding Periods), or age 70 or younger (for the 20 year Holding Period) and (b) prior to the reset, the Accumulation Value is greater than the Guaranteed Amount. For a reset, you must send a written request in Good Order to VPSC at one of the addresses listed in Question 15 of this Prospectus. The reset will take effect on the Policy Anniversary immediately following the date we receive your request to reset (the “Rider Reset Effective Date”) and, at such time, the Guaranteed Amount will be increased to equal the Accumulation Value (for 10, 12, 13, 14 and 15 year Holding Periods) or 150% of the Accumulation Value (for the 20 year Holding Period) on that date. After the reset(s), Guaranteed Amount Proportional Reductions still apply during the new Holding Period. We

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may also set a new charge (not to exceed the guaranteed maximum charge in the “Table of Fees and Expenses”) for the IPR 4.0 and the Rider Risk Charge Adjustment on the Rider Reset Effective Date. (See “CHARGES AND DEDUCTIONS-Other Charges-Investment Preservation Rider, Investment Preservation Rider 2.0, Investment Preservation Rider 3.0 and Investment Preservation Rider 4.0 Charge” and “CHARGES AND DEDUCTIONS-Other Charges-Rider Risk Charge Adjustment”). In addition, upon reset, your allocation restrictions may change. When you reset, a new rider Holding Period with the same duration as the original rider Holding Period starts, that means, for example, if you purchase IPR 4.0 with a 12 year Holding Period, and you elect to reset in policy year four (4), a new 12 year Holding Period will begin on the Policy Anniversary immediately following the date we receive your request to reset. You will not be eligible to receive a one-time adjustment to your Accumulation Value until the Policy Anniversary following the end of the new rider Holding Period. We can suspend or discontinue the ability to reset the Guaranteed Amount at any time in our sole discretion on a nondiscriminatory basis. If we decide to suspend or discontinue the ability to reset the Guaranteed Amount, we will promptly notify you in writing. Please contact your registered representative for more information.

A policyowner may cancel an IPR Reset at any time prior to or within thirty (30) days after the Rider Reset Effective Date. If you cancel your request to reset, no change will be made to the Guaranteed Amount, Holding Period, Holding Period End Date, Rider Effective Date (if previously reset, the Rider Reset Effective Date), allocation restrictions, the IPR 4.0 Charge or Rider Risk Charge Adjustment, if applicable.

If you purchase IPR 4.0, you will be allowed to allocate your premium payments to the Investment Divisions, an available Asset Allocation Model and the DCA Advantage Account subject to the restrictions set forth in APPENDIX 2 (for the 12-15 and 20-year Holding Period options) and APPENDIX 3 (for the 10 year Holding Period option).

The Fixed Account is not available while the IPR 4.0 is in effect and prior to the Holding Period End Date. Upon any termination of the IPR 4.0, the Fixed Account will be an available investment option. If you purchase the IPR 4.0, there will be limitations on how you allocate to the Investment Divisions. You may allocate your premium payment to Investment Divisions in the Asset Allocation Categories in accordance with the specified thresholds, or to one of the available Asset Allocation Models. Individual transfers between Investment Divisions, the DCA Advantage Account and/or Asset Allocation Models are not allowed. If you wish to complete an individual transfer between the Investment Divisions, or change to a different Asset Allocation Model (if available), you must send a reallocation form to VPSC at one of the addresses in Question 15 of this Prospectus. Each policy quarter, we will automatically rebalance your current allocations to conform to your most recent allocation instructions. The Investment Division restrictions associated with the IPR 4.0 seek to moderate overall volatility or hedge against down-market volatility and may limit your participation in positive investment performance. Other investment options that are available if you do not purchase the IPR 4.0 may offer the potential for higher returns. You should consult with your registered representative and carefully consider whether the Investment Division restrictions associated with the IPR 4.0 meet your investment objectives and risk tolerance. The Asset Allocation Categories and the Asset Allocation Models available with IPR 4.0 are set forth in APPENDIX 2 (for the 12-15 and 20-year Holding Period options) and APPENDIX 3 (for the 10 year Holding Period option).

If you choose an IPR Reset, the restrictions on investment allocations may change. These changes could include an adjustment to the minimum and/or maximum allocation percentages available under the Asset Allocation Categories, adding or removing Asset Allocation Categories, adding or removing Asset Allocation Models, or discontinuing the availability of the DCA Advantage Account.

With the IPR 4.0, you do not have to surrender the policy to receive any applicable benefit. You will be eligible to receive any benefit payable on the Policy Anniversary for the Holding Period you chose after the later of the Policy Date or the most recent reset date. You do not need to take any action. We will inform you in writing if you are eligible to receive the one-time adjustment to your Accumulation Value under the IPR 4.0. We will also inform you of your options in the event that such one-time adjustment is made to your Accumulation Value which are to (i) surrender the policy and receive the adjusted Accumulation Value (which may be subject to surrender charges), or (ii) continue the policy at the adjusted Accumulation Value, which is subject to market fluctuation. If you are eligible to receive an adjustment, we will credit an amount to your Accumulation Value pro rata in accordance with your allocations currently on file. If you surrender the policy, amounts paid to you under the IPR 4.0 may be taxable and you may be subject to a 10% penalty tax if such amounts are paid before you reach age 59 1/2.

You may cancel the IPR 4.0 within thirty (30) days after delivery of the policy without incurring the Rider Risk Charge Adjustment. To cancel, you must return the IPR 4.0 to VPSC at one of the addresses listed in Question 15 of this Prospectus or to the registered representative through whom you purchased it with a written request for cancellation. Upon receipt of this request, we will promptly cancel the IPR 4.0 and refund any IPR 4.0 charges which may have been

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deducted. After this 30-day period, you still have the right to discontinue the IPR 4.0, however, we will deduct a Rider Risk Charge Adjustment from your Accumulation Value and we will not refund any IPR 4.0 charges that may have been deducted. (See “OTHER CHARGES-Rider Risk Charge Adjustment.”) Certain jurisdictions may not permit us to assess a Rider Risk Charge Adjustment; for more information, contact your registered representative or see “APPENDIX 5-STATE VARIATIONS”. The cancellation of the IPR 4.0 after the 30 day period will be effective as of the date VPSC receives your cancellation request. You should consider the cost of cancelling the IPR 4.0 prior to purchasing it.

The IPR 4.0 is available with all Non-Qualified (other than Inherited Non-Qualified policies), IRA, SEP IRA, Simple IRA, Roth IRA, Keogh and Pension policies if the Owner (oldest Owner, if the policy is jointly owned) and the Annuitant (oldest Annuitant, if the policy had joint Annuitants) are age 75 or younger (70 or younger for the 20-year Holding Period) on the Rider Effective Date. The rider is not available on TSA, Inherited IRA, Inherited Roth IRA or Inherited Non-Qualified policies.

The IPR 4.0 will provide no benefit if you surrender the policy before the Policy Anniversary on which you are eligible to receive a potential one-time adjustment to your Accumulation Value. Therefore, you should purchase the IPR 4.0 only if you intend to keep the policy for at least the rider Holding Period you choose (10, 12, 13, 14, 15 or 20 years).

In most jurisdictions, the IPR 4.0 will terminate if an ownership change or assignment of the policy is made, other than as explicitly described in the rider.

Any withdrawal reduces the Guaranteed Amount proportionally and the amount of charges assessed for the IPR 4.0. While the IPR 4.0 is in effect, withdrawals will be deducted proportionally from the Allocation Options. However, please note that charges assessed for the IPR 4.0 prior to the date of any withdrawal (including required minimum distributions from IRAs) will not be retroactively adjusted. It is important to note that if you make any withdrawals (including required minimum distributions from IRAs) while the IPR 4.0 is in effect, you may not be able to receive the full value of the IPR 4.0. The reduction in the Guaranteed Amount may be significant, particularly when the Accumulation Value is lower than the Guaranteed Amount (see example below). As a result, the IPR 4.0 may not be appropriate for you if you intend to take withdrawals (including required minimum distributions from IRAs) before the end of the Holding Period you choose. You should consult your tax advisor if you have any questions about the use of the IPR 4.0 in your tax situation.

We have set forth below an example of how the benefit from the IPR 4.0 may be realized and how withdrawals (including required minimum distributions from IRAs) will impact the Guaranteed Amount. In this example, we have assumed the following:

(1)	IPR 4.0 with a 10, 12, 13, 14, or 15 year Holding Period is purchased at the time of application;

(2)	An initial premium payment of $100,000 is made;

(3)	No additional premium payments are made;

(4)	A withdrawal of $20,000 is made in the eighth policy year;

(5)	The Accumulation Value immediately preceding the withdrawal has decreased to $80,000; and

(6)	As of the Holding Period End Date, the Accumulation Value on the Policy Anniversary corresponding to the Holding Period you chose has decreased to $50,000.

The Guaranteed Amount when we issued the policy was $100,000. When the withdrawal was made in the eighth Policy Year, we reduced the Guaranteed Amount by the amount of the Guaranteed Amount Proportional Reduction. We calculated the amount of the Guaranteed Amount Proportional Reduction by taking the requested withdrawal amount, dividing it by the Accumulation Value immediately preceding the withdrawal, and then multiplying that number by the Guaranteed Amount immediately preceding the withdrawal.

Guaranteed Amount Proportional Reduction = ($20,000/$80,000) x $100,000 = $25,000

To determine the new Guaranteed Amount after the withdrawal, we subtracted the amount of the Guaranteed Amount Proportional Reduction from the initial Guaranteed Amount: ($100,000—$25,000) = $75,000.

On the Policy Anniversary for the Holding Period you chose, the Accumulation Value ($50,000) is less than the Guaranteed Amount of $75,000. Therefore, you are eligible to receive a one-time adjustment to your Accumulation Value of $25,000.

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If you had chosen the 20-year Holding Period, the Guaranteed Amount would have been $112,500 (150% of $75,000), and the one-time adjustment would be $62,500.

After the adjustment is paid, the rider will end (See IPR 4.0 DEATH BENEFIT regarding the terms under which such death benefit may continue after the IPR 4.0 ends). You would not have been eligible to receive this adjustment to your Accumulation Value if you had not purchased the IPR 4.0 Rider.

Upon your death, the IPR 4.0 and the policy will terminate unless your spouse chooses to continue the policy. Your spouse must be the sole primary beneficiary to continue the IPR 4.0 and the policy. If your spouse chooses to continue the IPR 4.0 and the policy, no death benefit proceeds will be paid upon your death.

IPR 4.0 Death Benefit.

The IPR 4.0 Death Benefit is available in jurisdictions where approved (see “APPENDIX 5—STATE VARIATIONS” for more information).

For the 10, 12, 13, 14 and 15 year Holding Periods:

If the Owner dies on or before the Holding Period End Date and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(a).

If the Owner dies after the Holding Period End Date and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(b).

(1) The amount of the death benefit payable under the policy. (See “DISTRIBUTIONS UNDER THE POLICY—Death Before Annuity Commencement”.)

(2) Any death benefit available under any other rider attached to the policy.

(3) The IPR 4.0 Death Benefit, which is:

(a) The Guaranteed Amount; or

(b) The Guaranteed Amount on the Holding Period End Date, increased by any premium payments received after the Holding Period End Date and reduced proportionally for withdrawals taken after the Holding Period End Date.

For the IPR 4.0 Death Benefit in (b) above, the proportional reduction for withdrawals is equal to the amount withdrawn (including any Surrender Charges that you may incur as a result of the withdrawal), divided by the policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the IPR 4.0 Death Benefit immediately preceding the withdrawal.

For the 20 year Holding Period:

If the Owner dies within the last two (2) years of the rider Holding Period and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(a).

If the Owner dies before the last two (2) years of the rider Holding Period and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(b).

If the Owner dies after the Holding Period End Date and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(c).

(1) The amount of the death benefit payable under the policy. (See “DISTRIBUTIONS UNDER THE POLICY—Death Before Annuity Commencement”.)

(2) Any death benefit available under any other rider attached to the policy.

(3) The IPR 4.0 Death Benefit, which is:

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(a) The Guaranteed Amount; or

(b) A portion of the Guaranteed Amount which is determined by dividing the Guaranteed Amount by 150%; or

(c) The Guaranteed Amount on the Holding Period End Date, increased by any premium payments received after the Holding Period End Date and reduced proportionally for withdrawals taken after the Holding Period End Date.

For the IPR 4.0 Death Benefit in (c) above, the proportional reduction for withdrawals is equal to the amount withdrawn (including any Surrender Charges that you may incur as a result of the withdrawal), divided by the policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the IPR 4.0 Death Benefit immediately preceding the withdrawal.

Payment of a death benefit terminates the IPR 4.0.

It is important to note that for purposes of calculating the Guaranteed Amount under the IPR 4.0 Death Benefit, Partial Withdrawals (including required minimum distributions) proportionally reduce the Guaranteed Amount while additional premium payments increase the Guaranteed Amount dollar for dollar. This means that under certain market conditions, a Partial Withdrawal will cause a greater decrease to the Guaranteed Amount relative to the Guaranteed Amount from a premium payment of the same amount as the withdrawal.

(g) Annual Death Benefit Reset (ADBR) Rider (optional)

You may enhance your Policy’s standard death benefit by purchasing the optional ADBR Rider. The ADBR Rider is available only at the time of application, in jurisdictions where approved. The rider is not available for Inherited Non-Qualified polices. If you purchase this rider and you die prior to the Annuity Commencement Date, we will pay an amount as proceeds to the designated Beneficiary, as of the date we receive proof of death and all requirements necessary to make the payment at VPSC. For policies owned by a grantor trust, all of whose grantors are individuals, benefits will be paid upon the death of any grantor. The amount will be the greater of:

(a)	the death benefit payable under the policy (See “DISTRIBUTIONS UNDER THE POLICY – Death Before Annuity Commencement”); or

(b)

the “Reset Value”, as defined in the next paragraph, plus any additional premium payments made since the most recent “Reset Anniversary,” less proportional withdrawals (“Reset Value Proportional Reductions”) made since the most recent Reset Anniversary; or

(c)	any death benefit available under any other rider attached to the Policy.

We automatically calculate the Reset Value, with respect to any policy, every year from the Policy Date (“Reset Anniversary”) until, for Policies applied for on or after May 1, 2019, you reach age 85 and, for Policies applied for before May 1, 2019, until you reach age 80 (or the Annuitant if the Owner is not a natural person). For policies owned by a grantor trust applied for on or after May 1, 2019, the Reset Value will be calculated until any grantor reaches age 85, and for Policies applied for before May 1, 2019, reaches age 80. On the First Policy Anniversary, the Reset Value is defined as the greater of (a) the Accumulation Value; and (b) the Return of Premium Death Benefit. The Reset Value on the second and each subsequent Reset Anniversary is defined as the greatest of (a) the Accumulation Value on the current Reset Anniversary; and (b) the Reset Value on the prior Reset Anniversary, plus any premium payments applied since the prior Reset Anniversary, less any Reset Value Proportional Reductions since the prior Reset Anniversary.

The rider benefit will no longer reset after the Owner’s death or for grantor trust owned policies, the death of any grantor. The only exception is if the policy remains inforce under the spousal option provision of the Policy, if available. If the Owner is not a natural person, or a grantor trust, the rider benefit will no longer reset after the death of the Annuitant. In addition, in jurisdictions where approved, if an ownership change or assignment of the policy is made, other than as explicitly described in the rider, the rider will terminate and no Reset Value will be payable. If the rider is terminated, the death benefit payable will be the benefit provided in the Death Before Annuity Commencement section of this Prospectus.

A Reset Value Proportional Reduction is an amount equal to the amount withdrawn from the policy, after the first Policy Anniversary, (including applicable surrender charges), divided by the policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the Reset Value immediately preceding the withdrawal.

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We have set forth below an example of how the ADBR Rider works for an owner who is age 63. The current annual rider charge is 0.25% (for policies applied for on and after May 1, 2016) of the Reset Value as of the last Policy Anniversary, deducted quarterly. In this example, we have assumed the following:

(1)	you purchase this policy with a $200,000 initial premium payment (no additional premium payments are made)

(2)	the Accumulation Value as of the first Policy Anniversary is $250,000 (this is the Reset Value)

(3)	the current Accumulation Value is $240,000

(4)	you make a withdrawal of $15,000 in the Policy Year 2 (no surrender charges are applicable)

(5)	you die at the beginning of the second policy quarter of Policy Year 2 after the withdrawal

(6)	the Accumulation Value on the date we receive the necessary requirements to pay the death benefit is $225,000 ($240,000 – $15,000)

(7)	the charge for the ADBR Rider is assessed (for policies applied for on and after May 1, 2016): 0.25% annually (0.0625% per quarter)

(8)	the Death Benefit is the greatest of:

a)	the Accumulation Value

= $225,000

b)	the Return of Premium Death Benefit

= $187,500

c)	the “Reset Value,” which is the greatest of:

1.	the Accumulation Value

= $225,000

2.	the prior Reset Value as of the last Reset Anniversary, plus any premium payments since the prior Reset Anniversary, less Reset Value Proportional Reductions since the prior Reset Anniversary.

= $234,375

In this example, your Beneficiary would receive $234,375.00.

The ADBR Rider ends upon the earliest of the following:

1)	the Annuity Commencement Date,

2)	the date you surrender the policy,

3)	an ownership change or assignment of the policy, other than as described in the rider, or

4)	the date we terminate the policy.

Notwithstanding the foregoing, if your spouse, as the sole primary Beneficiary, elects to continue the policy as the new Owner upon your death, the Rider will not end and all of the Rider’s provisions and quarterly charges will continue to be deducted as if the new Owner had purchased the policy on the original Policy Date.

You cannot cancel this Rider without surrendering your policy.

(h) Investment Preservation Rider/Annual Death Benefit Reset Rider Package (optional and available only with policies applied for before May 1, 2016)

If you elected the Investment Preservation Rider/Annual Death Benefit Reset Rider combination package (“IPR + ADBR”) (in jurisdictions where available) before May 1, 2016, you will receive a discount on the charges for both the ADBR and IPR Riders. Please note that if the IPR Rider is cancelled, the charge for the ADBR Rider will revert to the charge that is assessed for that rider, if purchased separately. See “CHARGES AND DEDUCTIONS — Investment Preservation Rider/Annual Death Benefit Reset Rider Package Charge” for more details. There is no IPR + ADBR discount available for policies issued on and after May 1, 2016.

Policyowner Inquiries

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Your inquiries and written requests for service must be addressed to NYLIAC as indicated in the response to Questions 15, 16 and 17 of this Prospectus. Faxed and e-mailed requests are not currently accepted; however, we reserve the right to accept them at our discretion. All phone calls for service requests are recorded. We will confirm all transactions in writing. If you feel that a transaction has been processed incorrectly, it is your responsibility to contact us in writing and provide us with all relevant details. You must provide us with the nature of the error, the date of the error and any other relevant details. You should review your reports and statements carefully and promptly report any errors and discrepancies to us, preferably, within fifteen (15) days of the date of the confirmation with the transaction in question.

Records and Reports

NYLIAC will mail to you at your last known address of record, at least semi-annually after the first Policy Year, reports containing information required under the federal securities laws or by any other applicable law or regulation. Generally, NYLIAC will immediately mail to you confirmation of any transactions involving the Separate Account. However, when we process automatic rebalancing transactions through AAR, receive premium payments on your behalf involving the Separate Account initiated through pre-authorized monthly deductions from banks, payments forwarded by your employer, or through other payments made by pre-authorized deductions to which we agree, a summary of these policy transactions will only appear on your quarterly statement and you will not receive an immediate confirmation statement after each such transaction. If you feel a transaction has been processed incorrectly, it is your responsibility to contact us in writing and provide us with all relevant details. You must provide us with the nature of the error, the date of the error and any other relevant details. It is important that you review your confirmation and quarterly statements carefully and promptly report any errors and discrepancies to us, preferably, within fifteen (15) days of the date of the statement in question. It is important that you inform NYLIAC of an address change so that you can receive these policy statements (see Question 16 of this Prospectus). In the event your statement is returned from the US Postal Service as undeliverable, we reserve the right to suspend mailing future correspondence and also suspend current transaction processing until an accurate address is obtained. In addition, no new service requests can be processed until a valid current address is provided.

CHARGES AND DEDUCTIONS

Surrender Charges

Since no deduction for a sales charge is made from premium payments, we impose a surrender charge on certain partial withdrawals and surrenders of the policies. The surrender charge covers certain expenses relating to the sale of the policies, including commissions to registered representatives and other promotional expenses. We measure the surrender charge as a percentage of the amount withdrawn or surrendered. The surrender charge may apply to amounts applied under certain Income Payment options.

If you surrender your policy, we deduct the surrender charge from the amount paid to you. However, you can withdraw any investment gains under your policy without a surrender charge (see “CHARGES AND DEDUCTIONS—Exceptions to Surrender Charges”, below). In the case of a partial withdrawal, you can direct NYLIAC to take surrender charges either from the remaining value of the Allocation Options and/or the DCA Advantage Account from which the partial withdrawals are made, or from the amount paid to you. If the remaining value in an Allocation Option and/or the DCA Advantage Account is less than the necessary surrender charge, we will not process the withdrawal.

For Policies applied for on or after May 1, 2019, the guaranteed maximum surrender charge will be 7% (8% for Policies applied for before May 1, 2019) of the amount withdrawn. The percentage of the surrender charge varies, depending upon the length of time a premium payment is in your policy before it is withdrawn. For purposes of calculating the applicable surrender charge, we deem premium payments to be withdrawn on a first-in, first-out basis.

For Policies applied for on or after May 1, 2019, unless required otherwise by state law, the surrender charge for amounts withdrawn or surrendered during the first Payment Year(s) following the premium payment to which such withdrawal or surrender is 7% of the amount withdrawn or surrendered. After Payment Year 2 and beyond, the charge then declines by 1% per year for each additional Payment Year, until the seventh Payment Year, after which no charge is made, as shown in the following chart:

Amount of Surrender Charge (Policies applied for on or after May 1, 2019)

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Payment Year	Surrender Charge
1	7%
2	7%
3	6%
4	5%
5	4%
6	3%
7	2%
8+	0%

For Policies applied for before May 1, 2019, unless required otherwise by state law, the surrender charge for amounts withdrawn or surrendered during the first Payment Year(s) following the premium payment to which such withdrawal or surrender is 8% of the amount withdrawn or surrendered. This charge then declines by 1% per year for each additional Payment Year, until the seventh Payment Year, after which no charge is made, as shown in the following chart:

Amount of Surrender Charge (Policies applied for before May 1, 2019)

Payment Year	Surrender Charge
1	8%
2	7%
3	6%
4	5%
5	4%
6	3%
7	2%
8+	0%

In no event will the aggregate surrender charge applied under the policy exceed nine percent (9.0%) of the total premium payments.

Exceptions to Surrender Charges

We will not assess a surrender charge:

(a)

for policies issued to policyowners age 75 and under, on amounts you withdraw in any Policy Year that are less than or equal to the greatest of (i) 10% of the Accumulation Value as of the last Policy Anniversary (10% of the premium payment if the withdrawal is made in the first Policy Year) less any prior surrender charge free withdrawals during the Policy Year; (ii) 10% of the Accumulation Value at the time of withdrawal, less any prior surrender charge free withdrawals during the Policy Year; or (iii) the Accumulation Value less accumulated premium payments. In response to the public emergency created by the COVID-19 pandemic, however, effective March 23, 2020 we have increased the percentages noted in the preceding sentence to 15%. We reserve the right to discontinue the change at any time. We will notify you of such discontinuation.

(b)

for policies issued to policyowners ages 76 to 80, on amounts you withdraw in any Policy Year that are less than or equal to the greatest of (i) 50% of the Accumulation Value as of the last Policy Anniversary (50% of the premium payment if the withdrawal is made the first Policy Year); (ii) the Accumulation Value less the accumulated premium payments; or (iii) 50% of the Accumulation Value at the time of the withdrawal, less any prior Surrender Charge free withdrawals during the Policy Year. In response to the public emergency created by the COVID-19 pandemic, however, effective March 23, 2020 we have increased the percentages noted in the preceding sentence to 55%. We reserve the right to discontinue the change at any time. We will notify you of such discontinuation.

(c)	if NYLIAC cancels the policy;

(d)	if you exercise your right to cancel your policy during the Free Look period;

(e)	when we pay proceeds upon the death of the policyowner;

(f)	when you select an Income Payment option involving life income in any Policy Year after the first Policy Anniversary;

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(g)

when a required minimum distribution calculated based on the value of this policy is made under a Qualified Policy or an Inherited Non-Qualified policy (this amount will, however, count against the first exception);

(h)	on withdrawals you make under the Living Needs Benefit/Unemployment Rider;

(i)	on monthly or quarterly periodic partial withdrawals made pursuant to Section 72(t)(2)(A)(iv) of the Code;

(j)	when the aggregate surrender charges under a policy exceed 9.0% of the total premium payments; and

(k)	on amounts applied to Future Income Purchases, if applicable.

Other Charges

(a) Mortality and Expense Risk and Administrative Costs Charge

Prior to the Annuity Commencement Date, we deduct a charge from the assets of the Separate Account to compensate us for certain mortality and expense risks and administrative costs (M&E Charge) we assume under the policies and for providing policy administration services. You may choose to have the M&E Charge assessed based on either the Accumulation Value of the policy or the Adjusted Premium Payments.

We reduce the M&E Charge at the end of the period during which a surrender charge applies to the initial premium payment (the “Surrender Charge Period”).

For Accumulation Value based policies applied for on and after May 1, 2016, we assess the following M&E Charges:

•	During the Surrender Charge Period for the initial premium, the M&E Charge is 1.20% (annualized) of the daily average Variable Accumulation Value.

•	After the end of the Surrender Charge Period for the initial premium, the M&E Charge is 1.00% (annualized) of the daily average Variable Accumulation Value.

For Premium based policies applied for on and after May 1, 2016, we assess the following M&E Charges, which are deducted from the Investment Divisions through a reduction in Accumulation Units each policy quarter (excluding premiums allocated to the Fixed Account that are not transferred to the Investment Divisions):

•	During the Surrender Charge Period for the initial premium, the M&E Charge is 1.30% (annualized) of the Adjusted Premium Payments.

•	After the end of the Surrender Charge Period for the initial premium, the M&E Charge is 1.10% (annualized) of the Adjusted Premium Payments.

For Accumulation Value based policies applied for before May 1, 2016, we assess the following M&E Charges:

•	During the Surrender Charge Period for the initial premium, the M&E Charge is 1.30% (annualized) of the daily average Variable Accumulation Value.

•	After the end of the Surrender Charge Period for the initial premium, the M&E Charge is 1.10% (annualized) of the daily average Variable Accumulation Value.

For Premium based policies applied for before May 1, 2016, we assess the following M&E Charges, which are deducted from the Investment Divisions through a reduction in Accumulation Units each policy quarter (excluding premiums allocated to the Fixed Account that are not transferred to the Investment Divisions):

•	During the Surrender Charge Period for the initial premium, the M&E Charge is 1.50% (annualized) of the Adjusted Premium Payments.

•	After the end of the Surrender Charge Period for the initial premium, the M&E Charge is 1.30% (annualized) of the Adjusted Premium Payments.

For Accumulation Value based M&E Charge policies, the M&E Charge may vary based on the Accumulation Value of the policy when the M&E Charge is deducted. In most jurisdictions, for Premium based M&E Charge policies, the M&E Charge is assessed based on the Adjusted Premium Payments and will not vary with fluctuations in the policy’s Accumulation Value. We guarantee that this charge will not increase. If the charge is insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. We expect to profit from this charge. We may use these proceeds for any corporate purpose, including expenses relating to the sale of the policies, to the extent that surrender charges do not adequately cover sales expenses.

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The amount of Premium based M&E Charges deducted from your Accumulation Value will be unaffected by fluctuations in market performance. In a rising market, the Premium based M&E Charge structure will benefit the policyowner because the Premium based M&E Charge, when measured as a percentage of separate account assets, will be reduced. In a flat or declining market, the Premium based M&E Charge structure will result in an increase in the charge when measured against separate account assets. The amount of Accumulation Value based M&E Charges assessed to your policy will be affected by fluctuations in market performance. However, the Accumulation Value based M&E Charge structure may be more advantageous in a flat or declining market.

The mortality risk assumed is the risk that Annuitants as a group will live for a longer time than our actuarial tables predict. As a result, we would be paying more Income Payments than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each policy, will differ from actual mortality experience. Lastly, we assume a mortality risk that, at the time of death, the guaranteed minimum death benefit will exceed the policy’s Accumulation Value. The expense risk assumed is the risk that the cost of issuing and administering the policies will exceed the amount we charge for these services. We expect to make a profit from this charge, which we may use for any purpose.

(b) Policy Service Charge

We deduct an annual policy service charge of $30 each Policy Year on the Policy Anniversary and upon surrender of the policy. However, the policy service charge is waived for (i) policies with $100,000 or more Accumulation Value based on each Policy Anniversary and (ii) policies that (a) purchase the IPR 4.0 and (b) the cumulative first year premium(s) are greater than or equal to $25,000 for the entirety of the policy.

We deduct the annual policy service charge from each Allocation Option and the DCA Advantage Account, if applicable, in proportion to its percentage of the Accumulation Value on the Policy Anniversary or date of surrender. This charge is designed to cover the costs for providing services under the policy such as collecting, processing and confirming premium payments and establishing and maintaining the available methods of payment.

(c) Investment Preservation Rider, Investment Preservation Rider 2.0, Investment Preservation Rider 3.0 and Investment Preservation Rider 4.0 Charge

The IPR, IPR 2.0 and IPR 3.0 were and the IPR 4.0 is available only at the time of application in jurisdictions where approved. If you purchased the IPR, IPR 2.0 or IPR 3.0 or purchase the IPR 4.0, we deduct a charge each policy quarter that the rider is in effect based on the amount that is guaranteed. We deduct this charge beginning with the first policy quarter after the Rider Effective Date. (See “RIDERS-Investment Preservation Rider (optional), Investment Preservation Rider 2.0 (optional), Investment Preservation Rider 3.0 (optional) and Investment Preservation Rider 4.0 (optional).”) Usually, we deduct the charge from each Allocation Option in proportion to its percentage of the Accumulation Value on the first Business Day of the applicable policy quarter.

The guaranteed maximum annual charge ranges from 1.50% to 2.00% of the amount that is guaranteed, depending on the Holding Period you choose. We may set a lower charge at our sole discretion.

For IPR 4.0, the current charge ranges from 0.50% to 0.70% of the amount that is guaranteed, applied on a quarterly basis (0.125% to 0.175% per quarter), depending on the Holding Period you choose.

If you reset the amount that is guaranteed, a new charge for the IPR, IPR 2.0, IPR 3.0 and IPR 4.0 may apply. This charge may be more or less than the charge currently in effect on your policy but will never exceed the stated guaranteed maximum. The charge in effect on the Rider Effective Date or on the Rider Reset Effective Date of any reset will not change after the date the rider (or any reset) becomes effective, unless you again reset the amount that is guaranteed. After a reset, we will continue to deduct the current charge until the first policy quarter following the Rider Reset Effective Date.

The IPR, IPR 2.0 and IPR 3.0 Riders are no longer available for purchase. For an IPR, IPR 2.0 and IPR 3.0 Rider reset, the current charges range from 0.45% to 1.00% of the amount that is guaranteed, applied on a quarterly basis (0.1125% to 0.25% per quarter) depending on the rider Holding Period you chose.

(d) Rider Risk Charge Adjustment

If you cancel the IPR, IPR 2.0, IPR 3.0 or IPR 4.0 after thirty (30) days, we will deduct a one-time Rider Risk Charge Adjustment from your Accumulation Value. The cancellation will be effective on the date that VPSC (at one of the addresses listed in Question 15 of this Prospectus) receives your cancellation request. (See “RIDERS—Investment Preservation Rider (optional), Investment Preservation Rider 2.0 (optional), Investment Preservation Rider 3.0 (optional) and Investment Preservation Rider 4.0 (optional)”). In most jurisdictions, we will deduct the Rider Risk Charge Adjustment

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from an Investment Division or the DCA Advantage Account in proportion to its percentage of the Accumulation Value on that day. We will not deduct this charge if you surrender your policy. However, surrender charges may apply. Certain jurisdictions do not permit us to assess the Rider Risk Charge Adjustment, for more information about the jurisdiction where your policy was issued, contact your registered representative.

We will not change the adjustment for a particular policy once it is set on the date the rider takes effect, unless you reset the applicable IPR Holding Period. The maximum Rider Risk Charge Adjustment is 2.00% of the amount that is guaranteed, except in the case of the 20 year rider Holding Period, which has a 1.00% maximum. We are currently charging the maximum amount. We may set a lower charge at our sole discretion. You should check with your registered representative to determine the percentage we are currently charging before you purchase this feature.

If you reset the amount that is guaranteed, a new Rider Risk Charge Adjustment may apply. This charge may be more or less than the charge currently in effect on your policy, but will never exceed the stated maximum. Upon an IPR Reset, any new percentage will be effective on the Rider Reset Effective Date.

(e) Fund Charges

The value of the assets of the Separate Account will indirectly reflect the Funds’ total fees and expenses. The Funds’ total fees and expenses are not part of the policy. They may vary in amount from year to year. These fees and expenses are described in detail in the relevant Fund’s prospectus and/or SAI.

Certain Eligible Portfolios may also impose liquidity or redemption fees on withdrawals (including transfers) pursuant to SEC rules, including Rules 2a-7 or 22c-2 under the Investment Company Act of 1940. In such cases, we would administer the Fund fees and deduct them from your Accumulation Value or transaction proceeds.

(f) Transfer Fees

Currently, we do not charge for transfers under the policy. However, we reserve the right to charge up to $30 for each transfer after the first 12 in a given Policy Year, subject to any applicable state insurance law requirements. The charge is to compensate us for the expense of processing the transfer. The transfer charge, if applicable, will be assessed at the time that the transfer is processed. Each time you request a transfer, we will assess the transfer charge, if applicable. Separate requests submitted on the same day will each be treated as separate transfers. Transfers made under traditional Dollar Cost Averaging, Interest Sweep, the DCA Advantage Account and Automatic Asset Rebalancing do not count toward this transfer limit.

(g) Annual Death Benefit Reset (ADBR) Rider Charge

If you purchase the ADBR Rider, we will deduct a charge each policy quarter that the Rider is in effect based on the amount that is guaranteed as of the last Reset Anniversary, less any Reset Value Proportional Reductions. In most jurisdictions, this charge will be deducted from each Investment Division, the DCA Advantage Account and the Fixed Account, in proportion to its percentage of the Accumulation Value of the applicable quarter and will not reduce your Adjusted Premium Payments. However, for policies issued in New York, this charge will be deducted only from the Variable Accumulation Value. This charge will continue to be deducted while the policy remains in-force.

If you applied for your policy before May 1, 2016, the charge for the ADBR Rider is based upon your age when the policy is issued, which will not change. The maximum annual charge is 1.00% of the most recent reset amount, or the initial premium payment in the first Policy Year. You should check with your registered representative to determine the percentage we are currently charging. For policies applied for before May 1, 2016, the ADBR Rider charge is as follows:

Age of Oldest Owner at Issue	Annual Charge
65 or younger	0.30% (.0750% per quarter)
66 to 75 inclusive	0.35% (.0875% per quarter)

If you applied for your policy on and after May 1, 2016, the current charge for the ADBR Rider, for policyholders of all ages, is 0.25% per year (0.0625% per quarter).

(h) Investment Preservation Rider/Annual Death Benefit Reset Rider Package Charge (available only with policies applied for before May 1, 2016)

For policies applied for before May 1, 2016, there was a discount if you purchased the Investment Preservation Rider/Annual Death Benefit Reset Rider combination package (“IPR + ADBR”), we will deduct a reduced IPR + ADBR rider

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charge each policy quarter that the IPR + ADBR package is in effect. The maximum annual charge for the IPR + ADBR package ranges from 2.00% to 2.50%, depending on the IPR Rider Holding Period you chose. For an IPR + ADBR package, the current charge for resets ranges from 0.40% to 0.95% of the amount that is guaranteed under the IPR, applied on a quarterly basis. Please note that if IPR is canceled, the charge for the ADBR rider will revert to the charge that is assessed for that rider, if purchased separately.

Group and Sponsored Arrangements

For certain group or sponsored arrangements, we may reduce the surrender charge and the policy service charge or change the minimum initial and additional premium payment requirements. Group arrangements include those in which a trustee or an employer, for example, purchases policies covering a group of individuals on a group basis. Sponsored arrangements include those in which an employer allows us to sell policies to its employees or retirees on an individual basis.

Our costs for sales, administration, and mortality generally vary with the size and stability of the group among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, including our requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy policies or that have been in existence less than six months will not qualify for reduced charges.

We will make any reductions according to our rules in effect when an application or enrollment form for a policy is approved. We may change these rules from time to time. Any variation in the surrender charge or policy service charge will reflect differences in costs or services and will not be unfairly discriminatory.

Taxes

NYLIAC may, where premium taxes are imposed by state law, deduct such taxes from your policy either: (i) when a surrender, Future Income Purchase or cancellation occurs, or (ii) at the Annuity Commencement Date or the Future Income Start Date. Applicable premium tax rates depend upon such factors as your current state of residency, and the insurance laws and NYLIAC’s status in states where premium taxes are incurred. Current premium tax rates range from 0% to 3.5%. Applicable premium tax rates are subject to change by legislation, administrative interpretations or judicial acts.

We may in the future seek to amend the policies to deduct premium taxes when a premium payment is received.

Under present laws, NYLIAC will also incur state and local taxes (in addition to the premium taxes described above) in several states. NYLIAC may assess charges for such taxes.

NYLIAC does not expect to incur any federal income tax liability attributable to investment income or capital gains retained as part of the Separate Account reserves under the policies. (See “FEDERAL TAX MATTERS.”) Based upon these expectations, no charge is being made currently for corporate federal income taxes which may be attributable to the Separate Account. Such a charge may be made in future years for any federal income taxes NYLIAC incurs.

DISTRIBUTIONS UNDER THE POLICY

Surrenders and Withdrawals

You can make partial withdrawals, periodic partial withdrawals, hardship withdrawals or surrender the policy to receive part or all of the Accumulation Value at any time before the Annuity Commencement Date and while the Annuitant is living. To request a surrender or withdrawal, you can send a written request in Good Order to VPSC at one of the addresses listed on Question 15 of this Prospectus, or utilize any other method we make available. Faxed and e-mailed requests are not currently accepted, however, we reserve the right to accept them at our discretion. If the request is in Good Order, the amount available for withdrawal is the Accumulation Value at the end of the Business Day that VPSC receives the written request, less any outstanding loan balance, surrender charges, taxes that we may deduct, and the annual policy service charge, if applicable. If you have not provided us with a written election not to withhold federal income taxes at the time you make a withdrawal or surrender request, NYLIAC must by law withhold such taxes from the taxable portion of any surrender or withdrawal. We will remit that amount to the federal government. In addition, some states have enacted legislation requiring withholding. You can also request a partial withdrawal online at www.newyorklife.com. Currently, online withdrawals cannot exceed $10,000. NYLIAC will pay all surrenders or withdrawals within seven days of receipt of all required information in Good Order (including documents necessary to comply with federal and state tax law), subject to postponement in certain circumstances. (See “DISTRIBUTIONS UNDER THE POLICY—Delay of Payments.”)

Since you assume the investment risk with respect to amounts allocated to the Separate Account and because certain surrenders or withdrawals are subject to a surrender charge and premium tax deduction, the total amount paid upon

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surrender of the policy (taking into account any prior withdrawals) may be more or less than the total premium payments made.

Surrenders and withdrawals may be taxable transactions, and the Code provides that a 10% penalty tax may be imposed on certain early surrenders or withdrawals (the penalty tax is increased to 25% in the case of a distribution from a SIMPLE IRA within the first two years of your participation in the SIMPLE IRA Plan.) (See “FEDERAL TAX MATTERS—Taxation of Annuities in General.”) In addition, taxable surrenders and withdrawals may be subject to an additional 3.8 percent tax on net investment income. (See “FEDERAL TAX MATTERS—3.8 Percent Tax on Certain Investment Income.”)

(a) Surrenders

We may deduct a surrender charge and any state premium tax, if applicable, any outstanding loan balance, and the annual policy service charge, if applicable, from the amount paid. We will pay the proceeds in a lump sum to you unless you elect a different Income Payment method. If your address or bank account information has been on file with us for less than 30 days, we may require additional verification of your identity, in Good Order, before we will process a request to send surrender proceeds electronically to that bank account or through the mail to that address. For requests to surrender amounts greater than $50,000, we may require a notarized confirmation of the owner(s) signature. (See “DISTRIBUTIONS UNDER THE POLICY—Income Payments.”) Surrenders may be taxable transactions and the 10% penalty tax provisions may be applicable. (See “FEDERAL TAX MATTERS—Taxation of Annuities in General.”)

(b) Partial Withdrawals

The minimum amount that can be withdrawn is $500, unless we agree otherwise. We will withdraw the amount from the Allocation Options in accordance with your request. However, if you do not specify how to allocate a partial withdrawal among the Allocation Options or if the IPR, IPR 2.0, IPR 3.0 or IPR 4.0 is in effect, we will deduct the partial withdrawal on a pro-rata basis. Your requested partial withdrawal will be effective on the date we receive your request in Good Order at the VPSC or online at www.newyorklife.com. However, if that day is not a Business Day or if your request is received after the close of the NYSE, then the requested partial withdrawal will be effective on the next Business Day. Generally, we will pay the partial withdrawal within seven days of that date. Partial withdrawals may be taxable transactions and the 10% penalty tax provisions may be applicable. (See “FEDERAL TAX MATTERS—Taxation of Annuities in General.”)

If the requested partial withdrawal is equal to the value in any of the Allocation Options from which the partial withdrawal is being made, we will pay the entire value of that Allocation Option and/or the DCA Advantage Account, less any surrender charge that may apply to you. If honoring a partial withdrawal request would result in an Accumulation Value that would provide Income Payments of less than $20 per month on the Annuity Commencement Date, we reserve the right to terminate your policy and pay you the Accumulation Value in a single sum, subject to any applicable state insurance law or regulation. We will notify you of our intention to exercise this right and give you 90 days to make a premium payment. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum.

Also note that partial withdrawal requests for amounts greater than $50,000 must be received in Good Order and we may require a notarized confirmation of the Owner(s) signature. If your address or bank account information has been on file with us for less than 30 days, we may require the request in writing or require additional verification of your identity, in a means acceptable to us, before we will process a request to send partial withdrawal proceeds electronically to that bank account or through the mail to that address. In addition, partial withdrawal requests made from policies that are less than 90 days old or that had an ownership change within 30 days of such partial withdrawal request must be made in writing and sent to VPSC at one of the addresses noted in Question 15 of this Prospectus. Faxed and e-mailed requests are not currently accepted; however, we reserve the right to accept them at our discretion.

It is important to note that any withdrawal reduces the Guaranteed Amount and death benefit proportionally.

(c) Periodic Partial Withdrawals

You may elect to receive regularly scheduled partial withdrawals from the policy. These periodic partial withdrawals may be paid on a monthly, quarterly, semi-annual, or annual basis. You will elect the frequency of the withdrawals and the day of the month for the withdrawals to be made (may not be the 29th, 30th or 31st of a month). We will make all withdrawals on the day of each calendar month you specify, or on the next Business Day (if the day you have specified is not a Business Day or does not exist in that month). To process Periodic Partial Withdrawals, you must send a written request in Good Order to VPSC at one of the addresses listed in Question 15 of this Prospectus. NYLIAC must receive a request in writing no later than five Business Days prior to the date the withdrawals are to begin. If your request for this option is received less than five Business Days prior to the date you request it to begin, the withdrawals will begin on the day of the month you specify in the month following the receipt of your request. Faxed and e-mailed requests are not currently accepted; however, we reserve the right to accept them at our discretion. You must specify the Allocation

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Options from which the periodic partial withdrawals will be made. The minimum amount under this feature is $100, or such lower amount as we may permit. Periodic partial withdrawals may be taxable transactions and the 10% penalty tax provisions may be applicable. (See “FEDERAL TAX MATTERS—Taxation of Annuities in General.”) If you do not specify otherwise, we will withdraw money on a pro-rata basis from each Investment Division and/or the Fixed Account. You may not make periodic partial withdrawals from the DCA Advantage Account.

You can elect to receive “Interest Only” periodic partial withdrawals for the interest earned on monies allocated to the Fixed Account. This option is not available for policies issued in the State of New York. If this option is chosen, the $100 minimum for periodic partial withdrawals will be waived. However, you must have at least $5,000 in the Fixed Account at the time of each periodic partial withdrawal, unless we agree otherwise.

It is important to note that any withdrawal reduces the Guaranteed Amount and death benefit proportionally.

(d) Hardship Withdrawals

Under certain Qualified Policies, the Plan Administrator (as defined in Code Section 414(g)) may allow, in its sole discretion, certain withdrawals it determines to be “Hardship Withdrawals.” The surrender charge and 10% penalty tax, if applicable, and provisions applicable to partial withdrawals apply to Hardship Withdrawals.

Required Minimum Distribution Option

As of January 1, 2020, the age when required distributions must begin for IRAs, SIMPLE IRAs, SEP IRAs and TSAs has increased from age 70 1⁄2 to 72. This change only applies if you attain age 70 1⁄2 on or after January 1, 2020. For IRAs, SIMPLE IRAs and SEP IRAs, the policyowner is generally not required to elect the required minimum distribution option until April 1st of the year following the calendar year he or she attains age 1⁄272. For TSAs, the policyowner is generally not required to elect the required minimum distribution option until April 1st of the year following the later of the calendar year he or she attains age 72 (70 1⁄2 if the policyowner attained age 70 1⁄2 prior to January 1, 2020) or the calendar year he or she retires. For Inherited IRAs and Inherited Roth IRAs, a policyowner who is an Eligible Designated Beneficiary is required to take the first required minimum distribution on or before December 31 of the calendar year following the year of the original owner’s death. For Inherited Non-Qualified policies, the policyowner is required to take the first required minimum distribution prior to the first anniversary of the original owner’s death.

The Coronavirus Aid, Relief and Economic Security Act waives the required minimum distribution rules for calendar year 2020 for (i) plans (including 401(k) plans) qualified under Code Section 401, (ii) defined contribution plans described in Code Sections 403(a) and 403(b), (iii) eligible governmental defined contribution plans described in Code Section 457(b) and (iv) IRAs described in Code Section 408. In addition, distributions which are required to be made in calendar year 2020 by reason of a required beginning date occurring in such calendar year and such distribution not having been made before January 1, 2020 are also waived.

Our Right to Cancel

If we do not receive any premium payments for a period of two years, and the Accumulation Value of your policy would provide Income Payments of less than $20 per month on the Annuity Commencement Date, we reserve the right to terminate your policy subject to any applicable state insurance law or regulation. We will notify you of our intention to exercise this right and, provided that you are not older than the maximum age for making a premium payment as stated on the Policy Data Page, give you 90 days to make a premium payment. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum.

Annuity Commencement Date

The Annuity Commencement Date is the date specified on the Policy Data Page. The Annuity Commencement Date is the day that Income Payments are scheduled to commence (sometimes referred to as annuitization of the policy) unless the policy has been surrendered or an amount has been paid as proceeds to the designated Beneficiary prior to that date. The earliest possible Annuity Commencement Date is the first Policy Anniversary. If we agree, you may change the Annuity Commencement Date to an earlier date. If we agree, you may also defer the Annuity Commencement Date to a later date, provided that we receive notice in a form acceptable to us (or as required under state law) of the request at least one month before the last selected Annuity Commencement Date. To request to change or defer the Annuity Commencement Date to a later date, subject to the constraints noted above, you must provide notice in a form acceptable to us (or as required under state law) in Good Order to VPSC at one of the addresses listed in Question 15 of this Prospectus.

The Annuity Commencement Date and Income Payment method for Qualified Policies and Inherited Non-Qualified policies may also be controlled by endorsements, the plan, or applicable law.

Death Before Annuity Commencement

Unless amended by any rider attached to the policy, if the Owner dies prior to the Annuity Commencement Date, we will pay an amount as proceeds to the designated Beneficiary, as of the date VPSC receives proof of death and all other required information in Good Order at one of the addresses listed in Question 15 of this Prospectus. With a jointly owned policy, ownership rights and privileges under the policy must be exercised jointly and benefits under the policy will be paid upon the death of any joint owner. (See “FEDERAL TAX MATTERS—Taxation of Annuities in General.”) For policies

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owned by a grantor trust, all of whose grantors are individuals, benefits will be paid upon the death of any grantor. The amount will be the greatest of:

(a)	the Accumulation Value; or

(b)	the Return of Premium Death Benefit; or

(c)	the Step-up Death Benefit.

If more than one Beneficiary is named, each Beneficiary will be paid a pro rata portion from each Investment Division, the Fixed Account and the DCA Advantage Account in which the policy is invested as of the date we receive proof of death and all requirements necessary to make the payment to that Beneficiary. We will keep the remaining balance in the policy to pay the other Beneficiaries. Due to market fluctuations, the remaining Accumulation Value may increase or decrease and we may pay subsequent Beneficiaries a different amount. Beneficiary(ies) may not make transfers between Investment Divisions of the Separate Account, the Fixed Account or any other investment option that we may offer at any time.

We will make payments in a lump sum to the Beneficiary unless you have elected or the Beneficiary elects otherwise in a signed written notice in Good Order. If such an election is properly made, we will apply all or part of these proceeds:

(i)	under a Life Income Payment option to provide an immediate annuity for the Beneficiary who will be the policyowner and Annuitant; or

(ii)	under another Income Payment option we may offer at the time.

Payments under the annuity or under any other method of payment we make available must be for the life of the Beneficiary, or for a number of years that is not more than the life expectancy of the Beneficiary at the time of the policyowner’s death (as determined for federal tax purposes), and must begin within one year after the policyowner’s death. (See “DISTRIBUTIONS UNDER THE POLICY—Income Payments.”)

If your spouse (as defined under Federal law) is designated as the sole primary Beneficiary, we can pay the proceeds to the surviving spouse if you die before the Annuity Commencement Date or the policy can continue with the surviving spouse as (a) the new policyowner and, (b) the Annuitant, if you were the Annuitant. For policies with one Annuitant, if the Annuitant is not an Owner and the Annuitant dies before the Annuity Commencement Date, when we receive proof of death for the Annuitant, the Owner will become the Annuitant, and the policy will continue. If the policy is jointly owned, the first Owner named will become the Annuitant.

We will make any distribution or application of policy proceeds within 7 days after VPSC receives all documents (including documents necessary to comply with federal and state tax law) in connection with the event or election that causes the distribution to take place at one of the addresses listed in Question 15 of this Prospectus, subject to postponement in certain circumstances. (See “DISTRIBUTIONS UNDER THE POLICY—Delay of Payments.”)

Income Payments

(a) Election of Income Payment Options

On the Annuity Commencement Date, the Accumulation Value will be applied to provide a monthly Income Payment. We will make Income Payments under the Life Income – Guaranteed Period Payment Option. (See “ANNUITY PAYMENTS” in the Statement of Additional Information.) However, on or before the Annuity Commencement Date, you can elect to receive Income Payments under such other option we may offer at that time where permitted by state laws. We will require that a lump sum payment be made if the Accumulation Value is an amount that would provide Income Payments of less than $20 a month on the Annuity Commencement Date. If the Life Income – Guaranteed Period Payment Option is not chosen, you may change the Income Payment Option or request any other method of payment we agree to at any time before the Annuity Commencement Date. To change the Income Payment option or to request another method of payment prior to the Annuity Commencement Date, you must send a written request in Good Order to VPSC at one of the addresses listed in Question 15 of this Prospectus. However, once payments begin, you may not change the option. If a life Income Payment option is chosen, we may require proof of birth date before Income Payments begin. For Income Payment options involving life income, the actual age of the Annuitant(s) will affect the amount of each payment. Since payments based on older Annuitants are expected to be fewer in number, the amount of each annuity payment should be greater. We will make payments under the Life Income Guaranteed Period Payment Option in the same specified amount and over the life of the Annuitant(s) with a guarantee of 10 years of payments, even if an Annuitant dies sooner. NYLIAC does not currently offer variable Income Payment options.

A policyholder may elect to apply a portion of the Accumulation Value toward one of the Income Payment options we may offer, while the remainder of the policy continues to accumulate income on a tax-deferred basis. This is called a

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partial annuitization. A partial annuitization will reduce the benefits provided under the policy. The Accumulation Value will be reduced by the amount placed under one of the Income Payment options we may offer. Under a partial annuitization, the policy’s Accumulation Value, any riders under the policy and any charges assessed will be treated the same as they would under any other withdrawal from the policy’s Accumulation Value, except that surrender charges will not be assessed. (See “FEDERAL TAX MATTERS.”) Partial annuitization is not available for Inherited Non-Qualified or Inherited Roth IRA policies.

It is important to note that partial annuitizations reduce the Guaranteed Amount and death benefit proportionally.

Under Income Payment options involving life income, the Payee may not receive Income Payments equal to the total premium payments made under the policy if the Annuitant dies before the actuarially predicted date of death. We base Income Payment options involving life income on annuity tables that vary on the basis of gender, unless the policy was issued under an employer sponsored plan or in a state which requires unisex rates.

Taxable Income Payments may be subject to an additional 3.8 percent tax on net investment income. (See “FEDERAL TAX MATTERS—3.8 Percent Tax on Certain Investment Income.”)

(b) Proof of Survivorship

We may require satisfactory proof of survival from time to time, before we pay any Income Payments or other benefits. We will request the proof at least 30 days prior to the next scheduled payment date.

Delay of Payments

We will pay any amounts due from the Separate Account under the policy within seven (7) days of the date VPSC receives all documents (including documents necessary to comply with federal and state tax law) in connection with a payment request at one of the addresses listed in Question 15 of this Prospectus.

Situations where payment may be delayed:

1.	We may delay payment of any amounts due from the Separate Account under the policy and transfers among Investment Divisions during any period that:

(a)

The New York Stock Exchange (“NYSE”) is closed, for other than usual weekends or holidays; trading is restricted by the Securities and Exchange Commission (SEC); or the SEC declares that an emergency exists;

(b)	The SEC, by order, permits us to delay payment in order to protect our policyowners; or

(c)	The check used to pay the premium has not cleared through the banking system. This may take up to fifteen (15) days.

2.

We may delay payment of any amounts due from the Fixed Account and/or the DCA Advantage Account. When permitted by law, we may defer payment of any partial withdrawal or full surrender request for up to six months from the date of surrender from the Fixed Account and/or the DCA Advantage Account. We will pay interest of at least 1.0% per year on any partial withdrawal or full surrender request deferred for 30 days or more.

3.

Federal laws made to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or “freeze” a policy. If these laws apply in a particular policy(ies), we would not be allowed to pay any request for transfers, partial withdrawals, surrenders or death benefits. If a policy or an account is frozen, the Accumulation Value would be moved to a special segregated interest-bearing account and held in that account until we receive instructions from the appropriate federal regulator.

Designation of Beneficiary

You may select one or more Beneficiaries and name them in the application. Thereafter, before the Annuity Commencement Date and while you are living, you may change the Beneficiary by written notice in Good Order sent to one of the addresses listed in Question 15 of this Prospectus, at www.newyorklife.com or you can utilize any other method we make available. If before the Annuity Commencement Date, the Annuitant dies while you are still living, you will become the new Annuitant under the policy. If you are the Annuitant, the proceeds pass to your Beneficiary.

If no Beneficiary for any amount payable, or for a stated share, survives you, the right to this amount or this share will pass to your estate. Payment of the proceeds will be made in a single sum to your estate. If any Beneficiary dies at the

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same time as you, or within fifteen (15) days after your death, but before we receive proof of death and all claim information in Good Order, we will pay any amount payable as though the Beneficiary died first.

Every state has unclaimed property laws, which generally declare an annuity policy to be abandoned after a period of inactivity of three to five years from the policy’s maturity date or the date the death benefit is due and payable. If, after a thorough search, we are unable to locate you after your policy’s Annuity Commencement Date, or if we are unable to locate your Beneficiary if you die before the Annuity Commencement Date, or you or the Beneficiary do not come forward to claim the policy proceeds or death benefit in a timely manner, the proceeds or death benefit may be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the annuitant last resided, as shown on our books and records, or to Delaware (our state of domicile). This escheatment is revocable, however, and the state is obligated to pay back the escheated amount if you or your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designation, including addresses, if and as they change. Please contact us at 1-800-598-2019, or send written notice to one of the addresses in Question 15 of the Prospectus.

Restrictions Under Code Section 403(b)(11)

With respect to 403(b) TSAs, distributions attributable to salary reduction contributions made in years beginning after December 31, 1988 (including the earnings on these contributions), as well as to earnings in such years on salary reduction accumulations held as of the end of the last year beginning before January 1, 1989, may not begin before the employee attains age 59 1⁄2, has a severance from employment, dies or becomes disabled. The Code section 403(b) plan may also provide for distribution in the case of hardship. However, hardship distributions are limited to amounts contributed by salary reduction. The earnings on such amounts may not be withdrawn. Even though a distribution may be permitted under these rules (e.g., for hardship or due to a severance from employment), it may still be subject to a 10% additional income tax as a premature distribution.

Under the final Code section 403(b) regulations, which the Department of Treasury published on July 26, 2007, employer contributions made to Code section 403(b) TSA contracts will be subject to new withdrawal restrictions. Under the new rules, amounts attributable to employer contributions to a Code section 403(b) TSA contract that is issued after December 31, 2008 may not be distributed earlier than the earliest of severance from employment or upon the occurrence of a certain event, such as after a fixed number of years, the attainment of a stated age, or disability. These new withdrawal restrictions do not apply to Code section 403(b) TSA contracts issued before January 1, 2009.

Under the terms of your Code section 403(b) plan, you may have the option to invest in other funding vehicles, including Code section 403(b)(7) custodial accounts. You should consult your plan document to make this determination.

Loans

Loans are available only if you have purchased an Accumulation Value based M&E Charge policy in connection with a 403(b) plan. Loans are not available for policies with IPR, IPR 2.0, IPR 3.0 or IPR 4.0, and may not be available in all states for plans subject to the Employment Retirement Income Security Act of 1974 (ERISA). To request a TSA loan, you must send a written request in Good Order to VPSC. If your address or bank account information has been on file with us for less than 30 days, we may require additional verification of your identity, in a form acceptable to us, before we will process a request to send loan proceeds electronically to that bank account or through the mail to that address. Under your 403(b) policy, you may borrow against your policy’s Accumulation Value prior to the Annuity Commencement Date. Unless we agree otherwise, only one loan may be outstanding at a time. There must be a minimum Accumulation Value of $5,000 in the policy at the time of the loan. The minimum loan amount is $500. The maximum loan that you may take is the lesser of: (a) 50% of the policy’s Accumulation Value on the date of the loan or (b) $50,000 minus your highest outstanding principal balance in the previous 12 months from your policy and any qualified employer plan (as defined under Sections 72(p)(4) and 72(p)(2)(D) of the Code). Please note that adverse tax consequences could result from your failure to comply with this limitation. NYLIAC, and its affiliates and agents do not provide legal or tax advice nor assume responsibility or liability for any legal or tax consequences of any TSA loan taken under a 403(b) policy or the compliance of such loan with the Code limitations set forth in this paragraph or for determining whether any plan or loan is subject to and/or complies with ERISA.

We withdraw a loan processing fee of $25 from the Accumulation Value on a pro rata basis, unless prohibited by applicable state law or regulation. If on the date of the loan you do not have a Fixed Accumulation Value equal to at least 125% of the loan amount, we will transfer sufficient Accumulation Value from the Investment Divisions and/or the DCA Advantage Account on a pro rata basis so that the Fixed Accumulation Value equals 125% of the loan amount. While a loan is outstanding, you may not make partial withdrawals or transfers which would reduce the Fixed Accumulation Value to an amount less than 125% of the outstanding loan balance.

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For all loans, of the assets being held in the Fixed Account to secure 125% of the loan amount, the interest rate credited to the amount representing the outstanding loan balance will be 2% less than the interest rate charged on the loan. The additional 25% being held in the Fixed Account to secure the loan will be credited with the current declared interest rate for both non-ERISA and ERISA subject plans. The credited interest rate will always be at least equal to the minimum guaranteed interest rate stated on the Policy Data Page.

For plans subject to ERISA, interest charged will be based on the Prime Rate, as reported in the Wall Street Journal on the first Business Day of a calendar year or the Moody’s Corporate Bond Yield Average as of two months before the date the rate is determined. The rate is determined on the first Business Day of the calendar year. We will assess interest in arrears as part of the periodic loan repayments.

You must repay the loan on a periodic basis not less frequent than quarterly and over a period no greater than five years from the date it is taken. If a loan repayment is in default, we will withdraw the amount in default from the Fixed Accumulation Value to the extent permitted by federal income tax rules. We will take such a repayment on a first-in, first-out (FIFO) basis from amounts allocated to the Fixed Account.

We permit loans to acquire a principal residence under the same terms described above, except that:

(a)	the minimum loan amount is $5,000; and

(b)	repayment of the loan amount may be extended to a maximum of twenty-five years.

We deduct any outstanding loan balance including any accrued interest from the Fixed Accumulation Value prior to payment of a surrender or the commencement of the annuity benefits. On death of the policyowner or Annuitant, we deduct any outstanding loan balance from the Fixed Accumulation Value as a partial withdrawal as of the date we receive the notice of death.

Loans are subject to the terms of the policy, your 403(b) plan and the Code, which may impose restrictions upon them. We reserve the right to suspend, modify, or terminate the availability of loans under this policy at any time. However, any action taken by us will not affect already outstanding loans. Also note that for Premium Based M&E Charge policies purchased in connection with TSA plans, you may not borrow any portion of your Accumulation Value.

THE FIXED ACCOUNT

The Fixed Account is backed by assets in NYLIAC’s general account, which includes all of NYLIAC’s assets except those assets specifically allocated to NYLIAC’s separate accounts. NYLIAC has sole discretion to invest the assets of the Fixed Account subject to applicable law. The Fixed Account is not registered under the federal securities laws and is generally not subject to their provisions. Therefore, generally you do not have the benefits and protections of these statutes for amounts allocated to the Fixed Account. These disclosures regarding the Fixed Account may be subject to certain applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

(a) Interest Crediting

NYLIAC guarantees that it will credit interest at an annual effective rate of at least the minimum guaranteed interest rate stated on the Policy Data Page of your policy, to amounts allocated or transferred to the Fixed Account under the policies. As of the date of this Prospectus, the guaranteed minimum interest rate is 0.05%. Please contact your registered representative for the current guaranteed minimum interest rate. We credit interest on a daily basis. NYLIAC may, at its sole discretion, credit a higher rate or rates of interest to amounts allocated or transferred to the Fixed Account.

Interest rates will be set on the anniversary of each premium payment or transfer. All premium payments, and additional amounts (including transfers from other Investment Divisions) allocated to the Fixed Account, plus prior interest earned on such amounts, will receive their applicable interest rate for one-year periods from the anniversary on which the allocation or transfer was made. The Fixed Account Accumulation Value will never be less than the Fixed Account portion of the Nonforfeiture Value.

(b) Transfers Between the Fixed Account and Investment Divisions or an Asset Allocation Model

Generally, you may transfer amounts from the Fixed Account (if applicable) to the Investment Divisions or an available Asset Allocation Model up to thirty (30) days prior to the Annuity Commencement Date, subject to the following conditions.

1. The maximum amount you are allowed to transfer from the Fixed Account to the Investment Divisions or an available Asset Allocation Model, including Interest Sweep transfers, during any Policy Year while the surrender charge period for the initial premium payment is in effect is 25% of the highest attained Fixed Account Accumulation

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Value as of the beginning of each Policy Year. When the surrender charge period is no longer in effect, the maximum amount that you are allowed to transfer from the Fixed Account to the Investment Divisions or an Asset Allocation Model may not exceed 50% of the highest attained Fixed Account Accumulation Value as of the beginning of each Policy Year, regardless of any new surrender charge periods applicable to additional premium payments. The highest attained Fixed Account Accumulation Value will decrease by the amount of any withdrawals made from the Fixed Account and increase by the amount of any additional premium payments made to the Fixed Account. When the Fixed Account Accumulation Value is zero, all previous Fixed Account Accumulation values are disregarded, and the next premium payment to the Fixed Account will then be considered the highest attained Fixed Account Accumulation Value until a subsequent anniversary results in a higher balance.

2. The remaining value in the Fixed Account after a transfer from the Fixed Account to the Investment Divisions or an available Asset Allocation Model must be at least $25. If, after a contemplated transfer, the remaining value in the Fixed Account would be less than $25, that amount must be included in the transfer, unless NYLIAC in its discretion permits otherwise. We determine amounts transferred from the Fixed Account on a first-in, first-out (FIFO) basis, for purposes of determining the rate at which we credit interest on amounts remaining in the Fixed Account.

3. For Premium Based M&E Charge policies, transfers are not allowed into the Fixed Account.

4. For Account Value based M&E Charge policies, transfers from the Investment Divisions to the Fixed Account must be at least $500.

For Premium based M&E Charge policies, premium payments transferred from the Fixed Account to the Investment Divisions or an Asset Allocation Model are subject to a Mortality and Expense Risk and Administrative Costs Charge.

Except as part of an existing request relating to traditional Dollar Cost Averaging or Interest Sweep, you may not transfer money into the Fixed Account if you made a transfer out of the Fixed Account during the previous six-month period.

You must make transfer requests in writing in Good Order and sent to VPSC at one of the addresses listed in Question 15 of this Prospectus or by telephone in accordance with established procedures or through our online service at www.newyorklife.com. Faxed and e-mailed requests are not currently accepted, however, we reserve the right to accept them at our discretion.

We will deduct partial withdrawals and apply any surrender charges to the Fixed Account on a FIFO basis (i.e., from any value in the Fixed Account attributable to premium payments or transfers from Investment Divisions or an Asset Allocation Model in the same order in which you allocated such payments or transfers to the Fixed Account during the life of the policy).

THE DCA ADVANTAGE ACCOUNT

Like the Fixed Account, the DCA Advantage Account is also held in NYLIAC’s general account. The DCA Advantage Account is not registered under the federal securities laws. The information contained in the first paragraph under “THE FIXED ACCOUNT” applies equally to the DCA Advantage Account.

NYLIAC will set interest rates in advance for each date on which we may receive a premium payment to the DCA Advantage Account. We will never declare less than the minimum guaranteed interest rate stated on the Policy Data Page of your policy. If you choose to allocate your initial premium payment to the DCA Advantage Account, the initial premium, and any subsequent premium payments we receive for an initial DCA Advantage Account that is already open, will earn interest at the rate in effect on the date you signed your application. If an additional premium payment is allocated to the DCA Account after the duration of the initial account has expired, the DCA Advantage Account will be re-activated and will earn interest at the rate in effect on the Business Day we receive the premium payment. Interest rates for subsequent premium payments made into the DCA Advantage Account may be different from the rate applied to prior premium payments made into the DCA Advantage Account. The DCA Advantage Account Accumulation Value will never be less than the DCA Advantage Account portion of the Nonforfeiture Value.

The annual effective rate that we declare is credited only to amounts remaining in the DCA Advantage Account. We credit the interest on a daily basis. Because money is periodically transferred out of the DCA Advantage Account, amounts in the DCA Advantage Account will not achieve the declared annual effective rate. Please note that interest credited under the DCA Advantage Account will exceed the actual investment earnings of NYLIAC less appropriate risk and expense adjustments. Excess interest amounts credited to the DCA Advantage Account will be recovered by fees and charges associated with the Investment Divisions in later Policy Years. The interest credited in later Policy Years may be less than that for the first Policy Year.

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FEDERAL TAX MATTERS

Introduction

The following discussion is general and is not intended as tax advice. We issue both Qualified and Non-Qualified Policies. Both types of policies offer tax-deferred accumulation. A Non-Qualified Policy can provide for retirement income other than through a tax-qualified plan. Qualified Policies are designed for use by individuals in retirement plans which are intended to qualify as plans qualified for special income tax treatment under Sections 219, 403(b), 408 or 408A of the Code. The ultimate effect of federal income taxes on the Accumulation Value, on Income Payments and on the economic benefit to you, the Annuitant or the Beneficiary depends on the type of retirement plan for which the Qualified Policy is purchased, on the tax and employment status of the individual concerned and on NYLIAC’s tax status. The following discussion assumes that Qualified Policies are used in retirement plans that qualify for the special federal income tax treatment described above. This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under a policy. Any person concerned about these tax implications should consult a tax adviser before making a premium payment. This discussion is based upon NYLIAC’s understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. We cannot predict the likelihood of continuation of the present federal income tax laws or of the current interpretations by the Internal Revenue Service, which may change from time to time without notice. Any such change could have retroactive effects regardless of the date of enactment. Moreover, this discussion does not take into consideration any applicable state or other tax laws except with respect to the imposition of any state premium taxes. We suggest you consult with your tax adviser.

Taxation of Annuities in General

The following discussion assumes that the policies will qualify as annuity contracts for federal income tax purposes. The Statement of Additional Information discusses such qualifications.

Section 72 of the Code governs taxation of annuities in general. NYLIAC believes that an annuity policyowner generally is not taxed on increases in the value of a policy until distribution occurs either in the form of a lump sum received by withdrawing all or part of the Accumulation Value (i.e., surrenders or partial withdrawals) or as Income Payments under the Income Payment option elected. The exception to this rule is that generally, a policyowner of any deferred annuity policy who is not a natural person must include in income any increase in the excess of the policyowner’s Accumulation Value over the policyowner’s investment in the contract during the taxable year. However, there are some exceptions to this exception. You may wish to discuss these with your tax counsel. The taxable portion of a distribution (in the form of an annuity or lump sum payment) is generally taxed as ordinary income. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Accumulation Value generally will be treated as a distribution.

In the case of a withdrawal or surrender distributed to a participant or Beneficiary under a Qualified Policy, a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the contract to the total policy value. The “investment in the contract” generally equals the portion, if any, of any premium payments paid by or on behalf of an individual under a policy which is not excluded from the individual’s gross income. For policies issued in connection with qualified plans, the “investment in the contract” can be zero. The law requires the use of special simplified methods to determine the taxable amount of payments that are based in whole or in part on the Annuitant’s life and that are paid from TSAs.

Generally, in the case of a withdrawal under a Non-Qualified Policy before the Annuity Commencement Date, amounts received are first treated as taxable income to the extent that the Accumulation Value immediately before the withdrawal exceeds the “investment in the contract” at that time. Any additional amount withdrawn is not taxable. On the other hand, upon a full surrender of a Non-Qualified Policy, if the “investment in the contract” exceeds the Accumulation Value (less any surrender charges), the loss is treated as an ordinary loss for federal income tax purposes. However, limitations may apply to the amount of the loss that may be deductible.

Although the tax consequences may vary depending on the Income Payment option elected under the policy, in general, only the portion of the Income Payment that represents the amount by which the Accumulation Value exceeds the “investment in the contract” will be taxed. After the investment in the Policy is recovered, the full amount of any additional Income Payments is taxable. For fixed Income Payments, in general, there is no tax on the portion of each payment which represents the same ratio that the “investment in the contract” bears to the total expected value of the Income Payments for the term of the payments. However, the remainder of each Income Payment is taxable until the recovery of the investment in the contract, and thereafter the full amount of each annuity payment is taxable. If death occurs before full recovery of the investment in the contract, the unrecovered amount may be deducted on the Annuitant’s final tax return.

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Effective for amounts received in taxable years beginning after December 31, 2010, a policyowner may elect to apply a portion of the Accumulation Value towards one of the Income Payment options we may offer, while the remainder of the policy continues to accumulate income on a tax-deferred basis. This is called a partial annuitization. If a policyowner chooses to partially annuitize a policy, the resulting payments will be taxed as fixed Income Payments described above, only if such payments are received for one of the following periods: (1) the annuitant’s life (or the lives of the joint annuitants, if applicable), or (2) a period of 10 years or more. Provided such requirements are met, the “investment in the contract” will be allocated pro rata between each portion of the policy from which amounts are received as an annuity and the portion of the policy from which amounts are not received as an annuity. It is our understanding that the commencement of Future Income Payments before the Annuity Commencement Date will be treated as a partial annuitization of the policy. As such, the investment in the contract will be allocated pro rata between the Future Income Payments and the Accumulation Value. Although there is some uncertainty regarding when the investment in the contract should be allocated, we believe that allocation at commencement of Future Income Payments is consistent with Code Section 72(a)(2), which provides for partial annuitization treatment if any amount is “received” as an annuity (and other applicable requirements are met). In light of this uncertainty, however, you should consult a tax adviser before making a Future Income Purchase.

In the case of a distribution, a penalty tax equal to 10% of the amount treated as taxable income may be imposed. The penalty tax is not imposed in certain circumstances, including, generally, distributions: (1) made on or after the date on which the policyowner attains age 59 1⁄2, (2) made as a result of the policyowner’s (or, where the policyowner is not an individual, the Annuitant’s) death, (3) made as a result of the policyowner’s disability, (4) which are part of a series of substantially equal periodic payments (at least annually) made for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies) of the policyowner and his or her designated beneficiary, or (5) received from an Inherited IRA. Other tax penalties may apply to certain distributions pursuant to a Qualified Policy. For more details regarding this penalty tax and other exemptions that may be applicable, including those related to COVID-19, please consult a tax adviser.

All non-qualified, deferred annuity contracts issued by NYLIAC (or its affiliates) to the same policyowner during any calendar year are to be treated as one annuity contract for purposes of determining the amount includible in an individual’s gross income. In addition, there may be other situations in which the Treasury Department may conclude (under its authority to issue regulations) that it would be appropriate to aggregate two or more annuity contracts purchased by the same policyowner. Accordingly, a policyowner should consult a tax adviser before purchasing more than one policy or other annuity contract.

A transfer of ownership of a policy, or designation of an Annuitant or other Beneficiary who is not also the policyowner, may result in certain income or gift tax consequences to the policyowner. A policyowner contemplating any transfer or assignment of a policy should consult a tax adviser with respect to the potential tax effects of such a transaction.

3.8 Percent Tax on Certain Investment Income

In general, a tax of 3.8 percent will apply to net investment income (“NII”) received by an individual taxpayer to the extent his or her modified adjusted gross income (“MAGI”) exceeds certain thresholds (e.g., $250,000 in the case of taxpayers filing jointly, $125,000 in the case of a married taxpayer filing separately and $200,000 in the case of other individual taxpayers). For this purpose, NII includes (i) gross income from various investments, including gross income received with respect to annuities that are not held through a tax-qualified plan (e.g., a traditional IRA or Section 403(b) plan) and (ii) net gain attributable to the disposition of property. Such NII (as well as gross income from tax qualified plans) will also increase a taxpayer’s MAGI for purposes of the taxable thresholds described above. This tax also applies to trusts and estates under a special set of rules. In 2012 the IRS and the Treasury Department issued guidance regarding this new tax in the form of proposed regulations, which were finalized in 2013. You should consult your tax advisor to determine the applicability of this tax in your individual circumstances and with respect to any amount received in connection with the surrender of the policy, distributions or withdrawals from the policy or the exercise of other rights and features under this annuity contract.

Partial Section 1035 Exchanges

Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract or a long-term care insurance policy. The IRS has issued guidance which provides that the direct transfer of a portion of an annuity contract into another annuity contract can qualify as a tax-free exchange, provided that no amounts (other than annuity payments made for life or for a term of at least 10 years) are distributed from either contract involved in the exchange for 180 days following the date of the transfer. If a taxpayer takes a distribution during this 180-day waiting period, the IRS guidance provides that the IRS will apply general tax principles to determine the tax treatment of the transfer and/or the distribution (e.g., in appropriate circumstances, as taxable “boot” or as a taxable distribution, effectively negating the tax-free exchange).

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This IRS guidance, however, does not address the tax treatment of a partial exchange of an annuity contract for a long-term care insurance policy. Although we believe that taking a distribution or withdrawal from the Contract described in this prospectus within 180 days of a partial exchange of such Contract for a long-term care insurance policy should not cause such prior partial exchange to be treated as taxable, there can be no assurance that the IRS will not expand the 180-day rule described above to partial exchanges of an annuity contract for a long-term care insurance policy, or that the IRS will not provide other guidance with respect to such partial exchanges. If you contemplate such an exchange, you should consult a tax advisor to discuss the potential tax effects of such a transaction.

Inherited Non-Qualified Policies

An Inherited Non-Qualified Annuity is an annuity contract that is held for the benefit of the beneficiary of a deceased annuity contract owner in order to distribute death proceeds of a non-qualified annuity to the beneficiary over that beneficiary’s life expectancy in accordance with the required distribution rules of IRC Section 72(s).

The source of the funds used to purchase an Inherited Non-Qualified Annuity must be a 1035 exchange of (i) death benefit proceeds payable to the beneficiary under a non-qualified annuity contract, or (ii) an Inherited Non-Qualified Annuity contract under which the beneficiary is currently taking required distributions based upon his or her life expectancy in accordance with IRC Section 72(s)(2).

In order to exchange the original contract, the original owner of the contract must have died before the annuity commencement date. The death benefit proceeds of the original contract must be transferred directly to NYLIAC. Payments under this Policy will be calculated using the RMD method described in IRS Revenue Ruling 2002-62. The Annuitant must irrevocably elect and commence payments of his or her required distributions under the Policy no later than one year after the death of the owner of the original contract and the Annuitant must receive the entire required distribution by December 31st of the year in which payments under the Policy commence. If more than one year has elapsed since the original owner’s death, you are eligible for a NYLIAC Inherited Non-Qualified Annuity only if you started to receive required distributions under IRC Section 72(s) from the original contract or from another Inherited Non-Qualified Annuity within one year of the original owner’s death and you have taken the required distribution for the current and, if applicable, all prior years.

The Policy will be titled in the beneficiary’s name as beneficiary of the deceased owner and cannot be transferred. The beneficiary must be the Annuitant, and the Annuitant cannot be changed. Additional Purchase Payments cannot be applied to the Policy. Additional special rules apply to an Inherited Non-Qualified Annuity.

Qualified Policies

Qualified Policies are designed for use with retirement plans that qualify for special federal income tax treatment under Sections 219, 403(b), 408, and 408A of the Code. The tax rules applicable to participants and beneficiaries in these plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions (including special rules for certain lump sum distributions to individuals who attained the age of 50 by January 1, 1986). Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59 1⁄2 (subject to certain exceptions), distributions that do not conform to specified minimum distribution rules and in certain other circumstances. Therefore, this discussion only provides general information about the use of Qualified Policies with the plans described below. Policyowners and participants under these plans, as well as Annuitants and Beneficiaries are cautioned that the rights of any person to any benefits under the plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the policy issued in connection with the plan. Purchasers of Qualified Policies should seek legal and tax advice regarding the suitability of the policy.

(a) 403(b) Plans. Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase annuity policies for their employees are excludible from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes.

Important Information Regarding Final Code Section 403(b) Regulations

On July 26, 2007, the Department of the Treasury published final Code section 403(b) regulations that were largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their Code section 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan and/or the written information sharing agreement between the employer and NYLIAC may impose new restrictions on both new and existing Code section

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403(b) TSA contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.

Prior to the effective date of the final regulations, IRS guidance applicable to tax-free transfers and exchanges of Code section 403(b) TSA contracts or custodial accounts became effective September 25, 2007, replacing existing rules under IRS Revenue Ruling 90-24 previously applicable to such transfers and exchanges (a “90-24 transfer”). Under this guidance, transfers and exchanges (both referred to below as “transfers”) are available only to the extent permitted under the employer’s written Code section 403(b) plan.

Transfers occurring after September 24, 2007 that do not comply with this guidance can result in the applicable contract becoming taxable on January 1, 2009, or the date of the transfer, whichever is later. If you make a transfer to a contract or custodial account that is not part of the employer’s Code section 403(b) plan (other than a transfer to a different plan), and the contract provider and employer fail to enter into an information sharing agreement by January 1, 2009, the transfer would be considered a “failed” transfer, resulting in the applicable contract becoming subject to tax. Additional guidance issued by the IRS generally permits a failed transfer to be corrected no later than June 30, 2009, by re-transferring to a contract or custodial account that is part of the employer’s Code section 403(b) plan and/or that is subject to an information-sharing agreement with the employer.

In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007, are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to such contracts, and that no additional transfers are made to such contracts on or after September 25, 2007. Further, contracts that are not grandfathered are generally required to be part of, and subject to the requirements of, an employer’s written Code section 403(b) plan no later than by January 1, 2009.

The new rules in the final regulations generally do not affect a participant’s ability to transfer some or all of a Code section 403(b) TSA contract to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer’s plan.

You should discuss with your tax advisor the final Code section 403(b) regulations and other applicable IRS guidance in order to determine the impact they may have on any existing Code section 403(b) TSA contracts that you may own and/or on any Code section 403(b) TSA contract that you may consider purchasing.

(b) Individual Retirement Annuities. Sections 219 and 408 of the Code permit individuals or their employers to contribute to an individual retirement program known as an “Individual Retirement Annuity” or “IRA”, including an employer-sponsored Simplified Employee Pension or “SEP”. Individual Retirement Annuities are subject to limitations on the amount which may be contributed and deducted and the time when distributions may commence. In addition, distributions from certain other types of qualified plans may be placed into IRAs on a tax-deferred basis.

(c) Roth Individual Retirement Annuities. Section 408A of the Code permits individuals with incomes below a certain level to contribute to an individual retirement program known as a “Roth Individual Retirement Annuity” or “Roth IRA.” Roth IRAs are subject to limitations on the amount that may be contributed. Contributions to Roth IRAs are not deductible, but distributions from Roth IRAs that meet certain requirements are not included in gross income. Individuals generally may convert their existing non-Roth IRAs into Roth IRAs. Beginning in 2008, a direct rollover may also be made from an eligible retirement plan other than a non-Roth IRA (such as a qualified retirement plan, section 403(b) tax sheltered annuity, or eligible governmental section 457 plan) to a Roth IRA provided applicable requirements are met. Such conversions and rollovers will be subject to income tax at the time of conversion or rollover.

(d) Inherited Roth IRAs. This policy may also be issued as an Inherited Roth IRA if, after the death of the owner of a Roth IRA who has satisfied his or her 5-year holding period requirement, the named Beneficiary (other than the Roth IRA owner’s spouse) directs that the Roth IRA death proceeds be transferred to a new policy issued as an Inherited Roth IRA.

(e) Inherited IRAs. This policy may also be issued as an inherited IRA if, after the death of the owner of an IRA, the named Beneficiary (other than the IRA owner’s spouse) directs that the IRA death proceeds be transferred to a new policy issued as an Inherited IRA. Beginning in 2007, a non-spouse beneficiary of an eligible retirement plan (such as a qualified retirement plan, section 403(b) tax sheltered annuity, or eligible governmental section 457 plan) may, if all applicable requirements are met, directly rollover a distribution from such plan into an Inherited IRA. The named Beneficiary of the original IRA policy or eligible retirement plan (as the case may be) will become the Annuitant under the Inherited IRA and may generally exercise all rights under the Inherited IRA policy, including the right to name his or her own Beneficiary in the event of death.

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Special tax rules apply to Inherited IRAs and Inherited Roth IRAs. The tax law does not permit additional premiums to be contributed to Inherited IRA and Inherited Roth IRA policies. Also, in order to avoid certain income tax penalties, a Required Minimum Distribution (“RMD”) must be withdrawn each year from inherited IRA and Inherited Roth IRA policies. The first RMD must be taken on or before December 31 of the calendar year following the year of the original IRA or Roth IRA owner’s or eligible retirement plan participants’ death. The Coronavirus Aid, Relief and Economic Security (CARES) Act waives required minimum distributions for 2020. See the discussion under DISTRIBUTIONS UNDER THE POLICY – REQUIRED MINIMUM DISTRIBUTION OPTION – for more information. The penalty tax equals 50% of the excess of the RMD amount over the amounts, if any, actually withdrawn from the Inherited IRA or Inherited Roth IRA during the calendar year. With respect to IRA and Roth IRA owners and defined contribution plan participants who die on or after January 1, 2020, any individual policyowner who is not an “Eligible Designated Beneficiary” must withdraw the entire account value by the end of the tenth year following the year of death. Eligible Designated Beneficiaries may withdraw the account value over their lives or a period not exceeding their life expectancies. Eligible Designated Beneficiaries include spouses, minor children (until they reach the age of majority), someone who is disabled or chronically ill (including certain trusts for the disabled or chronically ill), or an individual not more than 10 years younger than the original IRA owner or plan participant.

(f) SIMPLE IRAs. SIMPLE IRAs permit certain small employers to establish SIMPLE IRA plans as provided by Section 408(p) of the Code, under which employees may elect to defer to a Simple IRA a percentage of compensation up to $13,500 for 2020 (and thereafter, adjusted for cost-of-living increases in accordance with the Code). Employees who attain age 50 or over by the end of the relevant calendar year may also elect to make an additional catch-up contribution. Such additional contribution may be up to $3,000 for 2020 (and thereafter adjusted for cost-of-living increases in accordance with the Code). The sponsoring employer is generally required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, distributions prior to age 59 1⁄2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee’s participation in the SIMPLE IRA plan. All references in this Prospectus to the 10% penalty tax should be read to include this limited 25% penalty tax if your Qualified Policy is used as a SIMPLE IRA.

The Qualified Policies are subject to the RMD rules under Code section 401(a)(9) and the regulations issued thereunder. Under these rules, generally, distributions under your Qualified Policy must begin no later than the beginning date required by the Internal Revenue Service (“IRS”). The beginning date is determined by the type of Qualified Policy that you own. For each calendar year that an RMD is not timely made, a 50% excise tax is imposed on the amount that should have been distributed but was not. The Coronavirus Aid, Relief and Economic Security (CARES) Act waives required minimum distributions for 2020. See the discussion under DISTRIBUTIONS UNDER THE POLICY – REQUIRED MINIMUM DISTRIBUTION OPTION – for more information.

Unless the distributions are made in the form of an annuity that complies with Code section 401(a)(9) and the regulations issued thereunder, the minimum amount required to be distributed for each calendar year is generally determined by dividing the value of the Qualified Policy as of the end of the prior calendar year by the applicable distribution period (determined under IRS tables). Once Future Income Payments begin, we believe you will be treated as having two separate policies for purposes of satisfying these RMD rules. The Future Income Payments should automatically satisfy the RMD requirements with respect to the cumulative Future Income Purchases. A separate RMD will have to be calculated and withdrawn each year with respect to the Accumulation Value. The Future Income Payments generally cannot be applied towards satisfying the RMD requirements with respect to the Accumulation Value.

Beginning in 2006, regulations under Code section 401(a)(9) provide a new method for calculating the amount of RMDs from Qualified Policies. Under these regulations, during the accumulation phase of the Qualified Policy, the actuarial present value of certain additional benefits provided under the policy (such as guaranteed death benefits) must be taken into account in calculating the value of the Qualified Policy for purposes of determining the annual RMD for the Qualified Policy. As a result, under these regulations, it is possible that, after taking account of the value of such benefits, there may not be sufficient Accumulation Value to satisfy the applicable RMD requirement. This generally will depend on the investment performance of your policy. You may need to satisfy such RMD from other tax-qualified plans that you own. You should consult with your tax advisor regarding these requirements and the implications of purchasing any riders or other benefits in connection with your Qualified Policy.

Taxation of Death Benefits

The tax treatment of amounts distributed from your contract upon the death of the policyowner or annuitant depends on whether the policyowner or annuitant dies before or after the Annuity Commencement Date. If death occurs prior to the Annuity Commencement Date, and the Beneficiary receives payments under an annuity payout option, the benefits are generally taxed in the manner described above for annuity payouts. If the benefits are received in a lump sum, they are taxed to the extent they exceed the remaining investment in the contract. If death occurs after the Annuity Commencement Date, amounts received by the Beneficiary are not taxed until they exceed the remaining investment in the contract.

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DISTRIBUTION AND COMPENSATION ARRANGEMENTS

NYLIFE Distributors LLC (NYLIFE Distributors), the underwriter and distributor of the policies, is registered with the SEC and the Financial Industry Regulatory Authority, Inc. (FINRA) as a broker-dealer. The firm is an indirect wholly-owned subsidiary of New York Life, and an affiliate of NYLIAC. Its principal business address is 30 Hudson Street, Jersey City, New Jersey 07302.

The policies are sold by registered representatives of NYLIFE Securities, LLC (“NYLIFE Securities”), a broker- dealer that is an affiliate of NYLIFE Distributors. Your registered representative is also a licensed insurance agent with NYLIAC. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by New York Life or its affiliates and products provided by other companies.

NYLIFE Securities and in turn your registered representative, receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset-based compensation, allowances for expenses, and other compensation programs. The amount of compensation will vary depending on the policy, the age of the Owner and whether the source of funds is from an internal exchange. Differing compensation arrangements have the potential to influence the recommendation made by your registered representative or broker-dealer.

The maximum commission and expense allowance paid to NYLIFE Securities registered representatives is typically 5% of all premiums received. The total commissions paid for New York Life Premier Variable Annuity II policies during the fiscal years ended December 31, 2019, 2018 and 2017 were $48,985,828, $39,430,880 and $34,639,669, respectively.

New York Life also has other compensation programs where managers and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by New York Life or its affiliates.

NYLIFE Securities registered representatives can qualify to attend New York Life-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, qualification for recognition programs sponsored by New York Life depends on the sale of products manufactured and issued by New York Life or its affiliates.

VOTING RIGHTS

The Funds are not required to and typically do not hold routine annual stockholder meetings. Special stockholder meetings will be called when necessary. To the extent required by law, NYLIAC will vote the Eligible Portfolio shares held in the Investment Divisions at special shareholder meetings of the Funds in accordance with instructions we receive from persons having voting interests in the corresponding Investment Division. If, however, the federal securities laws are amended, or if NYLIAC’s present interpretation should change, and as a result, NYLIAC determines that it is allowed to vote the Eligible Portfolio shares in its own right, we may elect to do so.

We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the available Investment Divisions or to approve or disapprove an investment advisory contract for a Fund. In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Funds associated with the available Investment Divisions, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations. If we disregard policyowner voting instructions, we will advise policyowners of our action and the reasons for such action in the next available annual or semi-annual report.

Prior to the Annuity Commencement Date, you hold a voting interest in each Investment Division to which you have money allocated. We will determine the number of votes which are available to you by dividing the Accumulation Value attributable to an Investment Division by the net asset value per share of the applicable Eligible Portfolios. We will calculate the number of votes which are available to you separately for each Investment Division. We will determine that number by applying your percentage interest, if any, in a particular Investment Division to the total number of votes attributable to the Investment Division.

We will determine the number of votes of the Eligible Portfolio which are available as of the date established by the Portfolio of the relevant Fund. Voting instructions will be solicited by written or electronic communication prior to such meeting in accordance with procedures established by the relevant Fund.

If we do not receive timely instructions, we will vote those shares in proportion to the voting instructions which are received with respect to all policies participating in that Investment Division. As a result, a small number of policyholders may control the outcome of the vote. We will apply voting instructions to abstain on any item to be voted upon on a pro

95

rata basis to reduce the votes eligible to be cast. Each person having a voting interest in an Investment Division will receive proxy material, reports and other materials relating to the appropriate Eligible Portfolio.

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TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more details concerning the subjects discussed in this Prospectus. The following is the Table of Contents for the SAI:

How to obtain a New York Life Premier Variable Annuity II Statement of Additional Information.

The New York Life Premier Variable Annuity II Statement of Additional Information is posted on our website, www.newyorklife.com. For a paper copy of the Statement of Additional Information, call (800) 598-2019 or send this request form to:

NYLIAC Variable Products Service Center

Madison Square Station

P.O. Box 922

New York, NY 10159

Please send me a New York Life Premier Variable Annuity II Statement of Additional Information dated May 1, 2020:

Name

Address

City	State	Zip

97

APPENDIX 1

Investment Divisions, Model Portfolios and Asset Allocation Models available with IPR and IPR 2.0

Option 1 — Choose Your Own Investment Divisions

Asset Allocation Categories:

Category A:
Minimum Allocation	30%
Maximum Allocation	100%

Category A Funds
MainStay VP Bond		MainStay VP U.S. Government Money Market
MainStay VP Floating Rate		BlackRock® High Yield V.I. Fund
MainStay VP Indexed Bond		Columbia Variable Portfolio — Emerging Markets Bond
MainStay VP MacKay Government		PIMCO VIT Income Portfolio
MainStay VP MacKay High Yield Corporate Bond		PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)
MainStay VP MacKay Unconstrained Bond		PIMCO VIT Low Duration Portfolio
MainStay VP PIMCO Real Return		PIMCO VIT Total Return Portfolio

Category B:
Minimum Allocation	0%
Maximum Allocation	70%

Category B Funds
MainStay VP Balanced		American Funds IS Blue Chip Income and Growth
MainStay VP Conservative Allocation		American Funds IS Growth Fund
MainStay VP Epoch U.S. Equity Yield		BlackRock® Global Allocation V.I. Fund
MainStay VP Fidelity Institutional AM® Utilities		ClearBridge Variable Appreciation Portfolio
MainStay VP Growth Allocation		DWS Alternative Asset Allocation VIP
MainStay VP Income Builder		Fidelity® VIP ContrafundSM Portfolio
MainStay VP IQ Hedge Multi-Strategy		Fidelity® VIP FundsManager® 60% Portfolio
MainStay VP Janus Henderson Balanced		Fidelity® VIP Growth Opportunities Portfolio
MainStay VP MacKay Common Stock		Legg Mason/QS Moderately Aggressive Model Portfolio
MainStay VP MacKay Convertible		Legg Mason/QS Moderate Model Portfolio
MainStay VP MacKay Growth		Legg Mason/QS Moderately Conservative Model Portfolio
MainStay VP MacKay S&P 500 Index		Legg Mason/QS Conservative Model Portfolio
MainStay VP Moderate Allocation		MFS® Investors Trust Series
MainStay VP Moderate Growth Allocation		MFS® Research Series
MainStay VP T. Rowe Price Equity Income		Victory VIF Diversified Stock Fund
MainStay VP Winslow Large Cap Growth
American Funds IS Asset Allocation Fund

A-1

Category C:
Minimum Allocation	0%
Maximum Allocation	10%

Category C Funds
MainStay VP CBRE Global Infrastructure
MainStay VP Emerging Markets Equity
MainStay VP MacKay International Equity
MainStay VP MacKay Mid Cap Core
MainStay VP MacKay Small Cap Core
MainStay VP Mellon Natural Resources
MainStay VP Small Cap Growth
American Funds IS Global Small Capitalization Fund
American Funds IS New World Fund®
BNY Mellon IP Technology Growth Portfolio
Columbia Variable Portfolio — Commodity Strategy
Columbia Variable Portfolio — Small Cap Value
Delaware VIP® Small Cap Value Series
Fidelity® VIP Emerging Markets Portfolio
Fidelity® VIP Equity-Income PortfolioSM
Fidelity® VIP Health Care Portfolio
Fidelity® VIP International Index Portfolio
Fidelity® VIP Mid Cap Portfolio
Invesco Oppenheimer V.I. Main Street Small Cap Fund®
Invesco V.I. American Value Fund
Invesco V.I. International Growth Fund
Janus Henderson Enterprise Portfolio
Janus Henderson Global Research Portfolio
MFS® International Intrinsic Value Portfolio
MFS® Mid Cap Value Portfolio
Morgan Stanley VIF U.S. Real Estate Portfolio
		Neuberger Berman AMT Mid Cap Growth Portfolio

Option 2 — Legg Mason/QS Model Portfolios

Moderately Aggressive	Moderate
100% Legg Mason/QS Moderately Aggressive Model Portfolio	100% Legg Mason/QS Moderate Model Portfolio

Moderately Conservative	Conservative
100% Legg Mason/QS Moderately Conservative Model Portfolio	100% Legg Mason/QS Conservative Model Portfolio

Option 3 — Asset Allocation Models (subject to availability)

Moderately Aggressive	Moderate

10% MainStay VP MacKay S&P 500 Index

10% DWS Alternative Asset Allocation VIP

  7% PIMCO VIT Total Return Portfolio

  7% MainStay VP MacKay High Yield Corporate Bond

  7% American Funds IS Blue Chip Income and Growth Fund

  7% MainStay VP MacKay Mid Cap Core

  6% MainStay VP Bond

  6% MFS® Investors Trust Series

  5% MainStay VP PIMCO Real Return

  5% Columbia Variable Portfolio — Emerging Markets Bond

  5% MFS® Research Series

  5% Fidelity® VIP Equity-Income PortfolioSM

  5% ClearBridge Variable Appreciation Portfolio

  5% MainStay VP MacKay International Equity

  5% American Funds IS New World Fund®

  5% MFS® International Intrinsic Value Portfolio

Moderately Conservative
10% MainStay VP Bond
10% PIMCO VIT Total Return Portfolio
10% DWS Alternative Asset Allocation VIP
  9% MainStay VP Indexed Bond
  8% MainStay VP MacKay Government
  7% MainStay VP MacKay High Yield Corporate Bond
  6% MainStay VP PIMCO Real Return
  5% PIMCO VIT International Bond Port (U.S. Dollar-Hedged)
  5% Columbia Variable Portfolio — Emerging Markets Bond
  5% MainStay VP MacKay S&P 500 Index
  5% MFS® Investors Trust Series
  5% MFS® Research Series
  5% Fidelity® VIP Equity-Income PortfolioSM
  5% American Funds IS Blue Chip Income and Growth Fund
  5% MainStay VP MacKay Mid Cap Core

10% MainStay VP MacKay S&P 500 Index

10% DWS Alternative Asset Allocation VIP

  8% MainStay VP Bond

  7% PIMCO VIT Total Return Portfolio

  7% MainStay VP Indexed Bond

  7% MainStay VP MacKay High Yield Corporate Bond

  6% MainStay VP MacKay Government

  5% MainStay VP PIMCO Real Return

  5% Columbia Variable Portfolio — Emerging Markets Bond

  5% MFS® Investors Trust Series

  5% MFS® Research Series

  5% Fidelity® VIP Equity-Income PortfolioSM

  5% American Funds IS Blue Chip Income and Growth Fund

  5% MainStay VP MacKay Mid Cap Core

  5% American Funds IS New World Fund®

  5% MFS® International Intrinsic Value Portfolio

Conservative
14% PIMCO VIT International Bond Port (U.S. Dollar-Hedged)
12% MainStay VP Bond
11% PIMCO VIT Total Return Portfolio
10% MainStay VP MacKay Government
10% MainStay VP Indexed Bond
10% DWS Alternative Asset Allocation VIP
  7% MainStay VP PIMCO Real Return
  7% MainStay VP MacKay High Yield Corporate Bond
  5% Columbia Variable Portfolio — Emerging Markets Bond
  4% BlackRock® High Yield V.I. Fund
  4% American Funds IS Blue Chip Income and Growth Fund
  3% MFS® Research Series
  3% MainStay VP MacKay Mid Cap Core

A-2

APPENDIX 2

Model Portfolios, Investment Divisions and Asset Allocation Models available with IPR 3.0 and IPR 4.0 (12-15 and 20-year Holding Period options)

Option 1 — Legg Mason/QS Model Portfolios

Moderately Aggressive	Moderate
100% Legg Mason/QS Moderately Aggressive Model Portfolio	100% Legg Mason/QS Moderate Model Portfolio

Moderately Conservative	Conservative
100% Legg Mason/QS Moderately Conservative Model Portfolio	100% Legg Mason/QS Conservative Model Portfolio

Option 2 — Choose Your Own Investment Divisions

Category A:
Minimum Allocation	30%
Maximum Allocation	100%

Subcategory I Funds (Minimum Allocation 10%)
MainStay VP Bond MainStay VP Indexed Bond MainStay VP MacKay Government MainStay VP PIMCO Real Return MainStay VP U.S. Government Money Market		PIMCO VIT Income Portfolio PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged) PIMCO VIT Low Duration Portfolio PIMCO VIT Total Return Portfolio

Subcategory II Funds
MainStay VP Floating Rate MainStay VP MacKay High Yield Corporate Bond MainStay VP MacKay Unconstrained Bond		BlackRock® High Yield V.I. Fund Columbia Variable Portfolio — Emerging Markets Bond

Category B:
Minimum Allocation	0%
Maximum Allocation	70%

Category B Funds
MainStay VP Epoch U.S. Equity Yield
MainStay VP MacKay Common Stock
MainStay VP MacKay Convertible
MainStay VP MacKay S&P 500 Index
MainStay VP Winslow Large Cap Growth
American Funds IS Blue Chip Income and Growth Fund
American Funds IS Growth Fund	ClearBridge Variable Appreciation Portfolio
DWS Alternative Asset Allocation VIP
Fidelity® VIP ContrafundSM Portfolio
Fidelity® VIP Equity-Income PortfolioSM
Fidelity® VIP Growth Opportunities Portfolio
MFS® Investors Trust Series
		MFS® Research Series

Category C:
Minimum Allocation	0%
Maximum Allocation	25%

Subcategory I Funds (Maximum Allocation 15%)
MainStay VP MacKay Mid Cap Core
MainStay VP MacKay Small Cap Core
MainStay VP Small Cap Growth
Columbia Variable Portfolio — Small Cap Value
Delaware VIP® Small Cap Value Series
Fidelity® VIP Mid Cap Portfolio		Invesco Oppenheimer V.I. Main Street Small Cap Fund® Invesco V.I. American Value Fund Janus Henderson Enterprise Portfolio MFS® Mid Cap Value Portfolio Neuberger Berman AMT Mid Cap Growth Portfolio

Subcategory II Funds (Maximum Allocation 15%)
MainStay VP MacKay International Equity American Funds IS Global Small Capitalization Fund American Funds IS New World Fund® Fidelity® VIP Emerging Markets Portfolio		Fidelity® VIP International Index Portfolio Invesco V.I. International Growth Fund Janus Henderson Global Research Portfolio MFS® International Intrinsic Value Portfolio

Subcategory III Funds (Maximum Allocation 10%)
MainStay VP CBRE Global Infrastructure MainStay VP Fidelity Institutional AM® Utilities MainStay VP Mellon Natural Resources BNY Mellon IP Technology Growth Portfolio		Columbia Variable Portfolio — Commodity Strategy Fidelity® VIP Health Care Portfolio Morgan Stanley VIF U.S. Real Estate Portfolio

Option 3 — Asset Allocation Funds:

Category D:
Minimum Allocation 100%
Category D Asset Allocation Funds
MainStay VP Balanced
MainStay VP Conservative Allocation
MainStay VP Income Builder
MainStay VP Janus Henderson Balanced
MainStay VP Moderate Allocation
American Funds IS Asset Allocation Fund
BlackRock® Global Allocation V.I. Fund
Fidelity VIP® FundsManager® 60% Portfolio
Legg Mason/QS Moderately Aggressive Model Portfolio
Legg Mason/QS Moderate Model Portfolio
Legg Mason/QS Moderately Conservative Model Portfolio
Legg Mason/QS Conservative Model Portfolio

Option 4 — Asset Allocation Models (subject to availability)

Moderately Aggressive
10% MainStay VP MacKay S&P 500 Index
10% DWS Alternative Asset Allocation VIP
  7% PIMCO VIT Total Return Portfolio
  7% MainStay VP MacKay High Yield Corporate Bond
  7% American Funds IS Blue Chip Income and Growth Fund
  7% MainStay VP MacKay Mid Cap Core
  6% MainStay VP Bond
  6% MFS® Investors Trust Series
  5% MainStay VP PIMCO Real Return
  5% Columbia Variable Portfolio — Emerging Markets Bond
  5% MFS® Research Series
  5% Fidelity® VIP Equity-Income PortfolioSM
  5% ClearBridge Variable Appreciation Portfolio
  5% MainStay VP MacKay International Equity
  5% American Funds IS New World Fund®
  5% MFS® International Intrinsic Value Portfolio

Moderately Conservative
10% MainStay VP Bond
10% PIMCO VIT Total Return Portfolio
10% DWS Alternative Asset Allocation VIP
  9% MainStay VP Indexed Bond
  8% MainStay VP MacKay Government
  7% MainStay VP MacKay High Yield Corporate Bond
  6% MainStay VP PIMCO Real Return
  5% PIMCO VIT International Bond Port (U.S. Dollar-Hedged)
  5% Columbia Variable Portfolio — Emerging Markets Bond
  5% MainStay VP MacKay S&P 500 Index
  5% MFS® Investors Trust Series
  5% MFS® Research Series
  5% Fidelity® VIP Equity-Income PortfolioSM
  5% American Funds IS Blue Chip Income and Growth Fund
  5% MainStay VP MacKay Mid Cap Core

Moderate
10% MainStay VP MacKay S&P 500 Index
10% DWS Alternative Asset Allocation VIP
  8% MainStay VP Bond
  7% PIMCO VIT Total Return Portfolio
  7% MainStay VP Indexed Bond
  7% MainStay VP MacKay High Yield Corporate Bond
  6% MainStay VP MacKay Government
  5% MainStay VP PIMCO Real Return
  5% Columbia Variable Portfolio — Emerging Markets Bond
  5% MFS® Investors Trust Series
  5% MFS® Research Series
  5% Fidelity® VIP Equity-Income PortfolioSM
  5% American Funds IS Blue Chip Income and Growth Fund
  5% MainStay VP MacKay Mid Cap Core
  5% American Funds IS New World Fund®
  5% MFS® International Intrinsic Value Portfolio

Conservative
14% PIMCO VIT International Bond Port (U.S. Dollar-Hedged)
12% MainStay VP Bond
11% PIMCO VIT Total Return Portfolio
10% MainStay VP MacKay Government
10% MainStay VP Indexed Bond
10% DWS Alternative Asset Allocation VIP
  7% MainStay VP PIMCO Real Return
  7% MainStay VP MacKay High Yield Corporate Bond
  5% Columbia Variable Portfolio — Emerging Markets Bond
  4% BlackRock® High Yield V.I. Fund
  4% American Funds IS Blue Chip Income and Growth Fund
  3% MFS® Research Series
  3% MainStay VP MacKay Mid Cap Core

APPENDIX 3

Model Portfolios, Investment Divisions and Asset Allocation Models available with IPR 4.0 (10-year Holding Period option)

Option 1 — Legg Mason/QS Model Portfolios

Moderate	Moderately Conservative
100% Legg Mason/QS Moderate Model Portfolio	100% Legg Mason/QS Moderately Conservative Model Portfolio

Conservative
100% Legg Mason/QS Conservative Model Portfolio

Option 2 — Choose Your Own Investment Divisions

Category A:
Minimum Allocation	40%
Maximum Allocation	100%

Subcategory I Funds (Minimum Allocation 10%)
MainStay VP Bond MainStay VP Indexed Bond MainStay VP MacKay Government MainStay VP PIMCO Real Return MainStay VP U.S. Government Money Market		PIMCO VIT Income Portfolio PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged) PIMCO VIT Low Duration Portfolio PIMCO VIT Total Return Portfolio

Subcategory II Funds
MainStay VP Floating Rate MainStay VP MacKay High Yield Corporate Bond MainStay VP MacKay Unconstrained Bond		BlackRock® High Yield V.I. Fund Columbia Variable Portfolio — Emerging Markets Bond

Category B:
Minimum Allocation	0%
Maximum Allocation	60%

Category B Funds
MainStay VP Epoch U.S. Equity Yield
MainStay VP MacKay Common Stock
MainStay VP MacKay Convertible
MainStay VP MacKay S&P 500 Index
MainStay VP Winslow Large Cap Growth
American Funds IS Blue Chip Income and Growth Fund
American Funds IS Growth Fund	ClearBridge Variable Appreciation Portfolio
DWS Alternative Asset Allocation VIP
Fidelity® VIP ContrafundSM Portfolio
Fidelity® VIP Equity-Income PortfolioSM
Fidelity® VIP Growth Opportunities Portfolio
MFS® Investors Trust Series
		MFS® Research Series

Category C:
Minimum Allocation	0%
Maximum Allocation	25%

Subcategory I Funds (Maximum Allocation 15%)
MainStay VP MacKay Mid Cap Core
MainStay VP MacKay Small Cap Core
MainStay VP Small Cap Growth
Columbia Variable Portfolio — Small Cap Value
Delaware VIP® Small Cap Value Series
Fidelity® VIP Mid Cap Portfolio
		Invesco Oppenheimer V.I. Main Street Small Cap Fund® Invesco V.I. American Value Fund Janus Henderson Enterprise Portfolio MFS® Mid Cap Value Portfolio Neuberger Berman AMT Mid Cap Growth Portfolio

Subcategory II Funds (Maximum Allocation 15%)
MainStay VP MacKay International Equity American Funds IS Global Small Capitalization Fund American Funds IS New World Fund® Fidelity® VIP Emerging Markets Portfolio		Fidelity® VIP International Index Portfolio Invesco V.I. International Growth Fund Janus Henderson Global Research Portfolio MFS® International Intrinsic Value Portfolio

Subcategory III Funds (Maximum Allocation 10%)
MainStay VP CBRE Global Infrastructure MainStay VP Fidelity Institutional AM® Utilities MainStay VP Mellon Natural Resources BNY Mellon IP Technology Growth Portfolio		Columbia Variable Portfolio — Commodity Strategy Fidelity® VIP Health Care Portfolio Morgan Stanley VIF U.S. Real Estate Portfolio

Option 3 — Asset Allocation Funds:

Category D:

Minimum Allocation 100%

Category D Asset Allocation Funds
MainStay VP Balanced
MainStay VP Conservative Allocation
MainStay VP Income Builder
MainStay VP Janus Henderson Balanced
MainStay VP Moderate Allocation
American Funds IS Asset Allocation Fund
BlackRock® Global Allocation V.I. Fund
Fidelity VIP® FundsManager® 60% Portfolio
Legg Mason/QS Moderatel Model Portfolio
Legg Mason/QS Moderately Conservative Model Portfolio
Legg Mason/QS Conservative Model Portfolio

Option 4
Asset Allocation Models (Subject to Availability)
Moderate
10% MainStay VP MacKay S&P 500 Index
10% DWS Alternative Asset Allocation VIP
  8% MainStay VP Bond
  7% PIMCO VIT Total Return Portfolio
  7% MainStay VP Indexed Bond
  7% MainStay VP MacKay High Yield Corporate Bond
  6% MainStay VP MacKay Government
  5% MainStay VP PIMCO Real Return
  5% Columbia Variable Portfolio — Emerging Markets Bond
  5% MFS® Investors Trust Series
  5% MFS® Research Series
  5% Fidelity® VIP Equity-Income PortfolioSM
  5% American Funds IS Blue Chip Income and Growth Fund
  5% MainStay VP MacKay Mid Cap Core
  5% American Funds IS New World Fund®
5% MFS® International Intrinsic Value Portfolio	Moderately Conservative
10% MainStay VP Bond
10% PIMCO VIT Total Return Portfolio
10% DWS Alternative Asset Allocation VIP
  9% MainStay VP Indexed Bond
  8% MainStay VP MacKay Government
  7% MainStay VP MacKay High Yield Corporate Bond
  6% MainStay VP PIMCO Real Return
  5% PIMCO VIT International Bond Port (U.S. Dollar-Hedged)
  5% Columbia Variable Portfolio — Emerging Markets Bond
  5% MainStay VP MacKay S&P 500 Index
  5% MFS® Investors Trust Series
  5% MFS® Research Series
  5% Fidelity® VIP Equity-Income PortfolioSM
  5% American Funds IS Blue Chip Income and Growth Fund
5% MainStay VP MacKay Mid Cap Core

Conservative
14% PIMCO VIT International Bond Port (U.S. Dollar-Hedged)
12% MainStay VP Bond
11% PIMCO VIT Total Return Portfolio
10% MainStay VP MacKay Government
10% MainStay VP Indexed Bond
10% DWS Alternative Asset Allocation VIP
  7% MainStay VP PIMCO Real Return
  7% MainStay VP MacKay High Yield Corporate Bond
  5% Columbia Variable Portfolio — Emerging Markets Bond
  4% BlackRock® High Yield V.I. Fund
  4% American Funds IS Blue Chip Income and Growth Fund
  3% MFS® Research Series
  3% MainStay VP MacKay Mid Cap Core

APPENDIX 4

(not available for applications signed on or after May 1, 2017)

FIR availability by Plan Type

Other types of plans may also be made available. Contact your registered representative for more information.

Non Qualified	Base Policy Issue Ages *	0-80
	FIR Availability **	0-80
	Earliest FIR Income Start Date	Age 20
	Latest FIR Income Start Date	Age < 86
	Latest FIR Purchase	Age < 84
Traditional IRA	Base Policy Issue Ages*	18-80
	FIR Availability **	18-68 1⁄2
	Earliest FIR Income Start Date	Age 18
	Latest FIR Income Start Date	April after age 70 1⁄2
	Latest FIR Purchase	Age 68 1⁄2
Roth IRA	Base Policy Issue Ages*	18-80
	FIR Availability **	20-80
	Earliest FIR Income Start Date	Age 59 1⁄2
	Latest FIR Income Start Date	Age < 86
	Latest FIR Purchase	Age < 84
Inherited IRA	Base Policy Issue Ages*	0-80
	FIR Availability **	Not available
	Earliest FIR Income Start Date	N/A
	Latest FIR Income Start Date	N/A
	Latest FIR Purchase	N/A
SEP IRA / SIMPLE IRA	Base Policy Issue Ages*	18-80
	FIR Availability **	Not available
	Earliest FIR Income Start Date	N/A
	Latest FIR Income Start Date	N/A
	Latest FIR Purchase	N/A
Non-Erisa TSA / 403(b) / One Person Pension / Keogh	Base Policy Issue Ages*	18-80
	FIR Availability **	Not available
	Earliest FIR Income Start Date	N/A
	Latest FIR Income Start Date	N/A
	Latest FIR Purchase	N/A

*	Base policy issue ages are based on owner(s) age
**	Based on age of the Annuitant. We automatically issue the FIR if the Annuitant falls within the range displayed

C-1

APPENDIX 5

STATE VARIATIONS

State	Features/Benefits	State Variation
California	See “THE POLICIES – Your Right to Cancel (“Free Look”)”

If you are age 60 or older at the time the policy is issued, you may cancel the policy within 30 days from the date you received it and receive a refund as follows:

(a)   If you do not direct the premium payment(s) be invested in the Investment Divisions, we will return your (i) policy charge and (ii) premium payment(s), less any withdrawals.

(b)   If you direct the premium payment(s) be invested in the Investment Divisions, we will return your (i) policy charge and (ii) Account Value, on the day we receive your request, in Good Order, less any withdrawals.

	See “THE POLICIES – Electronic Delivery”	You may select electronic delivery; however, the e-delivery credit is not available.
	See “THE POLICIES – Riders – Annual Death Benefit Reset (ADBR) Rider (optional)”	An ownership change or assignment of the policy does not terminate the ADBR Rider.
	See “THE POLICIES – Riders – Investment Preservation Rider (optional), Investment Preservation Rider 2.0 (optional), Investment Preservation Rider 3.0 (optional) and Investment Preservation Rider 4.0 (optional)”	An ownership change or assignment of the policy does not terminate the Investment Preservation Rider, the Investment Preservation Rider 2.0, the Investment Preservation Rider 3.0 or the Investment Preservation Rider 4.0.
Florida	See “THE POLICIES – Your Right to Cancel (“Free Look”)”	You may cancel the policy within 21 days from the date you received it and receive (i) any policy charge, (ii) and Accumulation Value.
	See “THE POLICIES – Electronic Delivery”	You may select electronic delivery; however, the e-delivery credit is not available.
	See “THE POLICIES – Riders – Investment Preservation Rider (optional), Investment Preservation Rider 2.0, Investment Preservation Rider 3.0 (optional) (optional) and Investment Preservation Rider 4.0 (optional)”	An ownership change or assignment of the policy does not terminate the Investment Preservation Rider, the Investment Preservation Rider 2.0, Investment Preservation Rider 3.0 or the Investment Preservation Rider 4.0.
	See “THE POLICIES – Riders – Annual Death Benefit Reset (ADBR) Rider (optional)”	An ownership change or assignment of the policy does not terminate the ADBR Rider.

D-1

New Jersey	Civil Union Partner Endorsement

Civil Union partners are permitted to continue the policy under the spousal continuance provisions with the following exceptions. If your Civil Union Partner continues the policy after your death, your Civil Union Partner will have all rights of ownership. However, to comply with the Internal Revenue Code and the applicable Treasury Regulations, the entire proceeds of the policy must be either be:

(a)   disbursed within five years of the original Owner’s death; or

(b)   placed under the Life Income – Guaranteed Period Payment Option or any other Income Payment option that is available at that time, provided that such payments are made over the life of the Civil Union Partner or over a number of years that is not more than the life expectancy of the Civil Union Partner (as determined for federal tax purposes) at the time of the original Owner’s death, and begin within one year after the original Owner’s death.

New York	See “DEFINITIONS – Nonforfeiture Value”	Nonforfeiture Value – The Nonforfeiture Value is equal to 100% of the Consideration(s) allocated to the Fixed Account and/or to the DCA Advantage Account accumulated at the crediting rate (which shall be no less than the Nonforfeiture Rate) since the Payment Date or transfer date, minus any amounts withdrawn or transferred from the Fixed Account and/or from the DCA Advantage Account, with the remaining amount accumulated at the crediting rate since the date of withdrawal or transfer.
	See “THE POLICIES – Riders – Annual Death Benefit Reset (ADBR) Rider (optional)”	(a) The name of the ADBR rider is “Guaranteed Minimum Death Benefit Rider”. (b) An ownership change or assignment of the policy does not terminate the ADBR rider.
	See “CHARGES AND DEDUCTIONS – Other Charges – Annual Death Benefit Reset (ADBR) Rider (optional)”	The ADBR rider charge will be deducted from each Investment Division in proportion to its percentage of the Variable Account Value of the applicable quarter and will not reduce your Adjusted Premium Payments.

D-2

See “THE POLICIES – Riders – Investment Preservation Rider (optional), Investment Preservation Rider 2.0 (optional), Investment Preservation Rider 3.0 (optional) and Investment Preservation Rider 4.0 (optional)”

(a)   While a policy is in force we may not suspend or discontinue your right to reset the guaranteed amount.

(b)   If you discontinue the rider we will not charge a Rider Risk Charge Adjustment.

(c)   An ownership change or assignment of the policy does not terminate the IPR, IPR 2.0, IPR 3.0 or IPR 4.0.

(d)   The IPR death benefit on the 20 year holding period is 100% of the premium payments made in the first Policy Year (less proportional withdrawals) or, if there is a reset, 100% of the Accumulation Value as of the most recent Rider Reset Effective Date (less withdrawals made after such date.)

(e)   The IPR 2.0, IPR 3.0 and IPR 4.0 Death Benefit is not available.

(f)   The name of the IPR, IPR 3.0 and IPR 4.0 is Guaranteed Minimum Account Benefit. The name of the IPR 2.0 is Guaranteed Minimum Account Benefit 2.0.

See “CHARGES AND DEDUCTIONS – Other Charges – Investment Preservation Rider Charge, Investment Preservation Rider 2.0 Charge, Investment Preservation Rider 3.0 Charge and Investment Preservation Rider 4.0 Charge”	The IPR, IPR 2.0, IPR 3.0 and IPR 4.0 charge will be deducted from each Investment Division based on funds in each Rider Allocation Option each policy quarter.
See “THE POLICIES – Riders – Future Income Rider”

(a)   Total Future Income Purchases may not be more than 25% of your Accumulation Value in a given Policy Year.

(b)   The Future Income Payment amount purchased will be no less than the greater of: a) the amount that could be purchased by applying the Future Income Purchase to the Future Income purchase rate guarantees in this Rider; and b) the amount that could be purchased by applying the Future Income Purchase under any guaranteed paid-up deferred annuity policy offered by NYLIAC to the same class of annuitants on the Future Income Start Date.

(c)   The name of the FIR is “Guaranteed Paid-Up Deferred Annuity Benefit Rider”.

D-3

	See “DEFINITIONS – Adjusted Premium Payment”	Adjusted Premium Payment – The total dollar amount of premium payments made under the policy and allocated to the Investment Divisions of the Separate Account reduced by any withdrawals (including Future Income Purchases) and applicable surrender charges in excess of any gain in the policy.
	See “THE POLICIES – Your Right to Cancel (“Free Look”)”	You may cancel the policy within ten (10) days from the date you received it and receive (i) any policy charge, (ii) and premium payment(s), less any withdrawals.
	See “THE POLICIES – Automatic Asset Rebalancing (AAR)”	You must affirmatively elect AAR on your application or in a subsequent notice for your policy to be subject to AAR.
	See “DISTRIBUTIONS UNDER THE POLICY – Delay of Payments”	We will pay interest on deferred payments of any partial withdrawal or full surrender request deferred for ten (10) days or more.
	See “DISTRIBUTIONS UNDER THE POLICY – Our Right to Cancel”	If we do not receive premium payments for a period of three years, and the Accumulation Value of your policy would provide Income Payments of less than $20 per month on the Annuity Commencement Date, we reserve the right to terminate your policy.
North Dakota	See “THE POLICIES – Your Right to Cancel (“Free Look”)”	You may cancel the policy within twenty (20) days from the date you received it and receive (i) any rider charge, and (ii) the account value.
	See “THE POLICIES – Electronic Delivery”	You may select electronic delivery; however, the e-delivery credit is not available.

D-4

Statement of Additional Information

May 1, 2020

for

New York Life Premier Variable Annuity II

From

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a Delaware Corporation)

51 Madison Avenue, Floor 3B, Room 0304

New York, New York 10010

Investing in

NYLIAC Variable Annuity Separate Account-III

NYLIAC Variable Annuity Separate Account-IV

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI contains information that expands upon subjects discussed in the current New York Life Premier Variable Annuity II Prospectus. You should read the SAI in conjunction with the current New York Life Premier Variable Annuity II Prospectus dated May 1, 2020. You may obtain a copy of the Prospectus by calling New York Life Insurance and Annuity Corporation (“NYLIAC”) at (800) 598-2019 or writing to NYLIAC at Madison Square Station, P.O. Box 922, New York, NY 10159. Terms used but not defined in this SAI have the same meaning as in the current New York Life Premier Variable Annuity II Prospectus.

THE POLICIES

The following provides additional information about the policies and supplements the description in the Prospectus.

Valuation of Accumulation Units

Accumulation Units are valued separately for each Investment Division of the Separate Account. The method used for valuing Accumulation Units in each Investment Division is the same. We arbitrarily set the value of each Accumulation Unit as of the date operations began for the Investment Division. Thereafter, the value of an Accumulation Unit of an Investment Division for any Business Day equals the value of an Accumulation Unit in that Investment Division as of the immediately preceding Business Day multiplied by the “Net Investment Factor” for that Investment Division for the current Business Day.

We determine the Net Investment Factor for Accumulation Value Based M&E Charge (Separate Account-III) policies for each Investment Division for any period from the close of the preceding Business Day to the close of the current Business Day (the “Valuation Period”) by the following formula:

(a/b) – c

Where: a = the result of:

(1)	the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined at the end of the current Valuation Period, plus

(2)

the per share amount of any dividend or capital gain distribution made by the Eligible Portfolio for shares held in the Investment Division if the “ex-dividend” date occurs during the current Valuation Period;

b =	the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined as of the end of the immediately preceding Valuation Period; and

c =	the daily Mortality and Expense Risk and Administrative Costs charge, which is 1/365th* of the annual Mortality and Expense Risk and Administrative Costs Charge shown on the Policy Data Page.

*	In a leap year, this calculation is based on 366 days.

In each case, the Net Investment Factor for Premium Based M&E Charge (Separate Account-IV) policies is determined by the following formula:

(a/b)

Where: a = the result of:

(1)	the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined at the end of the current Valuation Period, plus

(2)

the per share amount of any dividend or capital gain distribution made by the Eligible Portfolio for shares held in the Investment Division if the “ex-dividend” date occurs during the current Valuation Period;

b =	the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined as of the end of the immediately preceding Valuation Period.

In each case, the Net Investment Factor may be greater or less than one. Therefore, the value of an Accumulation Unit in an Investment Division may increase or decrease from Valuation Period to Valuation Period.

Future Income Purchases

We will inform you of the following each time you submit a Future Income Purchase request:

1.	That amounts used to purchase deferred income payments are not liquid.

2.	That income payments are subject to the credit risk of NYLIAC’s general account.

3.

The amount of the Future Income Payment that you receive from NYLIAC may be higher or lower than the amount you might receive if you purchased a similar product offered by us or by another company. When making a Future Income Purchase, you should consider, in consultation with your agent, payment amounts for similar products, as well as your future income needs, contract terms, the claims paying ability of the insurance company and your tax situation.

2

Upon completion of the Future Income Purchase you will receive a confirmation statement which will inform you of the following:

1.	The amount of future income purchased.

2.	The lack of liquidity of amounts used to make the Future Income Purchase.

3.	That you have the ability to consider other products (from us or another insurer) and cancel within a specific period of time.

Please note that the disclosures listed above will be included in the Future Income Purchase request form or the confirmation statement for each Future Income Purchase as soon as reasonably practicable after the date of this SAI.

ANNUITY PAYMENTS

We will make equal annuity payments each month under the Life Income Payment Option during the lifetime of the Annuitant. Once payments begin, they do not change and are guaranteed for 10 years even if the Annuitant dies sooner. If the Annuitant dies before all guaranteed payments have been made, the rest will be made to the Beneficiary. We may require that the payee submit proof of the Annuitant’s survivorship as a condition for future payments beyond the 10-year guaranteed payment period.

On the Annuity Commencement Date, We will determine the Accumulation Value of your policy and use that value to calculate the amount of each annuity payment. We determine each annuity payment by applying the Accumulation Value, less any premium taxes, to the annuity factors specified in the annuity table set forth in the policy. Those factors are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the gender (except where, as in the case of certain Qualified Policies and other employer-sponsored retirement plans, such classification is not permitted), date of application and age of the Annuitant. The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor from the table to compute the amount of each monthly annuity payment.

GENERAL MATTERS

Non-Participating. The policies are non-participating. Dividends are not paid.

Misstatement of Age or Gender. If the Annuitant’s stated age and/or gender in the policy are incorrect, NYLIAC will change the benefits payable to those which the premium payments would have purchased for the correct age and gender. Gender is not a factor when annuity benefits are based on unisex annuity payment rate tables. (See “Income Payments—Election of Income Payment Options” in the Prospectus.) If We made payments based on incorrect age or gender, We will increase or reduce a later payment or payments to adjust for the error. Any adjustment will include interest, at 1.0% per year, from the date of the wrong payment to the date the adjustment is made.

Assignments. If permitted by the plan or by law for the plan indicated in the application for the policy, you may assign your interest in a Non-Qualified Policy or any interest in it prior to the Annuity Commencement Date and during the Owner’s lifetime. In order to effect an assignment of all or any part of your interest in a Non-Qualified Policy prior to the Annuity Commencement Date and during the Owner’s lifetime, you must send a duly executed instrument of assignment to VPSC at one of the addresses listed in Question 15 of the Prospectus. NYLIAC will not be deemed to know of an assignment unless it receives a copy of a duly executed instrument evidencing such assignment. Further, NYLIAC assumes no responsibility for the validity of any assignment. (See “Federal Tax Matters - Taxation of Annuities in General” of the Prospectus.)

Modification. NYLIAC may not modify the policy without your consent except to make the policy meet the requirements of the Investment Company Act of 1940, or to make the policy comply with any changes in the Code or as required by the Code in order to continue treatment of the policy as an annuity, or by any other applicable law.

Incontestability. We rely on statements made in the application or a Policy Request. They are representations, not warranties. We will not contest the policy after it has been in force during the lifetime of the Annuitant for two years from the Policy Date.

3

FEDERAL TAX MATTERS

Taxation of New York Life Insurance and Annuity Corporation

NYLIAC is taxed as a life insurance company. Because the Separate Account is not an entity separate from NYLIAC, and its operations form a part of NYLIAC, it will not be taxed separately as a “regulated investment company” under Subchapter M of the Code. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividends received deductions and foreign tax credits that may be produced by assets of the Separate Account. Investment income and realized net capital gains on the assets of the Separate Account are reinvested and are taken into account in determining the Accumulation Value. As a result, such investment income and realized net capital gains are automatically retained as part of the reserves under the policy. Under existing federal income tax law, NYLIAC believes that Separate Account investment income and realized net capital gains should not be taxed to the extent that such income and gains are retained as part of the tax-deductible reserves under the policy.

Tax Status of the Policies

Section 817(h) of the Code requires that the investments of the Separate Account must be “adequately diversified” in accordance with Treasury regulations in order for the policies to qualify as annuity contracts under Section 72 of the Code. The Separate Account intends to comply with the diversification requirements prescribed by the Treasury under Treasury Regulation Section 1.817-5.

To comply with regulations under Section 817(h) of the Code, the Separate Account is required to diversify its investments, so that on the last day of each quarter of a calendar year, no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

Although the Treasury Department has issued regulations on the diversification requirements, such regulations do not provide guidance concerning the extent to which policyowners may direct their investments to particular subaccounts of a separate account, or the permitted number of such subaccounts. It is unclear whether additional guidance in this regard will be issued in the future. It is possible that if such guidance is issued, the policy may need to be modified to comply with such additional guidance. For these reasons, NYLIAC reserves the right to modify the policy as necessary to attempt to prevent the policyowner from being considered the owner of the assets of the Separate Account or otherwise to qualify the policy for favorable tax treatment.

The Code also requires that non-qualified annuity contracts contain specific provisions for distribution of the policy proceeds upon the death of any policyowner. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such policies provide that (a) if any policyowner dies on or after the Annuity Commencement Date and before the entire interest in the policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on the policyowner’s death; and (b) if any policyowner dies before the Annuity Commencement Date, the entire interest in the policy must generally be distributed within 5 years after the policyowner’s date of death. For policies owned by a grantor trust, all of whose grantors are individuals, these distribution requirements apply at the death of any grantor. These requirements will be considered satisfied if the entire interest of the policy is used to purchase an immediate annuity under which payments will begin within one year of the policyowner’s death and will be made for the life of the Beneficiary or for a period not extending beyond the life expectancy of the Beneficiary. If the Beneficiary is the policyowner’s surviving spouse (as defined under Federal law), the Policy may be continued with the surviving spouse as the new policyowner. If the policyowner is not a natural person, these “death of Owner” rules apply when the primary Annuitant dies or is changed. Non-Qualified Policies contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in these policies satisfy all such Code requirements. The provisions contained in these policies will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.

Withholding of federal income taxes on the taxable portion of all distributions may be required unless the recipient elects not to have any such amounts withheld and properly notifies NYLIAC of that election. Different rules may apply to United States citizens or expatriates living abroad. In addition, some states have enacted legislation requiring withholding.

4

Even if a recipient elects no withholding, special rules may require NYLIAC to disregard the recipient’s election if the recipient fails to supply NYLIAC with a “TIN” or taxpayer identification number (social security number for individuals) or if the Internal Revenue Service notifies NYLIAC that the TIN provided by the recipient is incorrect.

Under the Foreign Account Tax Compliance Act (“FATCA”), as reflected in Sections 1471 through 1474 of the IRC, U.S. withholding agents (such as NYLIAC) may be required to obtain certain information to establish the U.S. or non-U.S. status of its account or contract holders (e.g., a Form W-9 or W-8BEN may be required) and perform certain due diligence to ensure that information is accurate. In certain cases, if this information is not obtained, withholding agents, such as NYLIAC may be required to withhold at a 30 percent rate on certain payments beginning July 1, 2014.

SAFEKEEPING OF SEPARATE ACCOUNT ASSETS

NYLIAC holds title to assets of the Separate Accounts. The assets are kept physically segregated and held separate and apart from NYLIAC’s general corporate assets. Records are maintained of all purchases and redemptions of Eligible Portfolio shares held by each of the Investment Divisions.

STATE REGULATION

NYLIAC is a stock life insurance company organized under the laws of Delaware, and is subject to regulation by the Delaware State Insurance Department. We file an annual statement with the Delaware Commissioner of Insurance on or before March 1 of each year covering the operations and reporting on the financial condition of NYLIAC as of December 31 of the preceding calendar year. Periodically, the Delaware Commissioner of Insurance examines the financial condition of NYLIAC, including the liabilities and reserves of the Separate Account.

In addition, NYLIAC is subject to the insurance laws and regulations of all the states where it is licensed to operate. The availability of certain policy rights and provisions depends on state approval and/or filing and review processes. Where required by state law or regulation, the policies will be modified accordingly.

RECORDS AND REPORTS

NYLIAC maintains all records and accounts relating to the Separate Account. As presently required by the federal securities laws, NYLIAC will mail to you at your last known address of record, at least semi-annually after the first Policy Year, reports containing information required under the federal securities laws or by any other applicable law or regulation. If you feel a transaction has been processed incorrectly, it is your responsibility to contact us in writing and provide us with all relevant details. You must provide us with the nature of the error, the date of the error and any other relevant details. It is important that you review your confirmation and quarterly statements carefully and promptly report any errors and discrepancies to us, preferably, within fifteen (15) days of the date of the statement in question.

It is important that you inform NYLIAC of an address change so that you can receive these policy statements (See “How do I contact NYLIAC by Telephone or by the Internet?” in the Prospectus). In the event your statement is returned from the US Postal Service as undeliverable, we reserve the right to suspend mailing future correspondence and also suspend current transaction processing until an accurate address is obtained. Additionally, no new service requests can be processed until a valid current address is provided.

LEGAL PROCEEDINGS

NYLIAC is a defendant in lawsuits arising from its agency sales force, insurance (including variable contracts registered under the federal securities laws) and/or other operations. Some of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC’s financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC’s operating results for a given year.

5

FINANCIAL STATEMENTS

The statutory financial statements of NYLIAC as of December 31, 2019 and 2018, and for each of the three years in the period ended December 31, 2019 included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The financial statements of each Separate Account as of December 31, 2019 and for each of the periods indicated in the Financial Statements included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

OTHER INFORMATION

NYLIAC filed a Registration Statement with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the policies discussed in this Prospectus and SAI. We have not included all of the information set forth in the registration statement, amendments and exhibits to the registration statement in the Prospectus and this SAI. We intend the statements contained in the Prospectus and this SAI concerning the content of the policies and other legal instruments to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the Securities and Exchange Commission. The omitted information may be obtained at the principal offices of the Securities and Exchange Commission in Washington, D.C., upon payment of prescribed fees, or through the Commission’s website at www.sec.gov.

6

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports of the funds described herein will no longer be sent by mail, unless you specifically request paper copies of the reports from the NYLIAC Variable Products Service Center. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from NYLIAC electronically by contacting the NYLIAC Variable Products Service Center.

You may elect to receive all future reports in paper free of charge. You can inform NYLIAC that you wish to continue receiving paper copies of your shareholder reports by contacting the NYLIAC Variable Products Service Center. Your election to receive reports in paper will apply to all funds described herein.

PROSPECTUS Dated May 1, 2020

for

New York Life Premier Plus Variable Annuity

From

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a Delaware Corporation)

51 Madison Avenue, Floor 3B, Room 0304,

New York, New York 10010

Investing in

NYLIAC Variable Annuity Separate Account-III

NYLIAC Variable Annuity Separate Account-IV

This Prospectus describes the individual flexible premium New York Life Premier Plus Variable Annuity policies issued by New York Life Insurance and Annuity Corporation (NYLIAC). We have discontinued sales of new policies, but we still accept new premium payments for in-force policies. We designed these policies to assist individuals with their long-term retirement planning or other long-term needs. You can use these policies with retirement plans that do or do not qualify for special federal income tax treatment. The policies offer no additional tax benefit when used with plans that qualify for special federal income tax treatment. The policies offer flexible premium payments, access to your money through partial withdrawals (some withdrawals may be subject to a surrender charge and/or penalty tax), a choice of when Income Payments commence, and a guaranteed death benefit if the Owner dies before Income Payments have commenced.

NYLIAC will apply a Premium Credit to your premium payments. (See “PREMIUM CREDIT.”) Fees and charges for a policy with a Premium Credit may be higher than those for other policies and, over time, the amount of the Premium Credit may be more than offset by those higher charges.

NYLIAC offered an individual single premium version of the policies in some states. Appendix 1 of this Prospectus modifies the May 1, 2020 Prospectus for the policies to describe the single premium version of the policies. The principal difference between the single premium version and the flexible premium version of the policies is that under the single premium policies you can only make one premium payment.

You can choose to have the Mortality and Expense Risk and Administrative Costs Charge (“M&E Charge”) associated with your policy assessed based on either the Accumulation Value of the policy (which invests in Separate Account III) or the Adjusted Premium Payments (which invests in Separate Account IV). The M&E Charge assessed to your policy will be based on the option that you choose. You must choose your M&E Charge option prior to the issuance of the policy. Once the M&E Charge option is chosen it cannot be changed.

For Accumulation Value based M&E Charge policies, the M&E Charge is assessed based on the Accumulation Value of the policy and will vary with fluctuations in the policy’s Accumulation Value. For Premium based M&E Charge policies, the M&E Charge is assessed based on the Adjusted Premium Payments and will not vary with fluctuations in the policy’s Accumulation Value. Please see “TABLE OF FEES AND EXPENSES—Periodic Charges Other Than Fund Company Charges” for more information.

You should read this Prospectus carefully before investing and keep it for future reference. This Prospectus is not valid unless it is accompanied by the current prospectuses for the Eligible Portfolios of the Funds in which the Investment

Divisions invest (the “Funds” and each individually, a “Fund”). Please contact us at (800) 598-2019, or contact your registered representative, if you do not have the accompanying book of underlying fund prospectuses.

To learn more about the policies, you can obtain a copy of the Statement of Additional Information (SAI) dated May 1, 2020. The SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into this Prospectus. The table of contents for the SAI appears at the end of this Prospectus. For a free copy of the SAI, call us at (800) 598-2019 or write to us at the address noted above. The SEC maintains a website (http://www.sec.gov) that contains the SAI and other information that is filed electronically with the SEC.

The SEC has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

The policies involve risks, including potential loss of principal invested. The policies are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the FDIC, the Federal Reserve Board, or any other agency.

Your premium payments accumulate on a tax-deferred basis. This means your earnings are not taxed until you take money out of your policy, which can be done in several ways. You can split your premium payments among a Fixed Account, the Dollar Cost Averaging Advantage Account, and the Investment Divisions listed below. You may also allocate your premium payments to an available Asset Allocation Model. The Investment Divisions listed below are available regardless of the M&E Charge structure that you choose.

•	MainStay VP Balanced — Service Class
•	MainStay VP Bond — Service Class
•	MainStay VP CBRE Global Infrastructure — Service Class[2]
•	MainStay VP Conservative Allocation — Service Class
•	MainStay VP Emerging Markets Equity — Service Class[1]
•	MainStay VP Epoch U.S. Equity Yield — Service Class
•	MainStay VP Fidelity Institutional AM® Utilities — Service Class
•	MainStay VP Floating Rate — Service Class
•	MainStay VP Growth Allocation — Service Class
•	MainStay VP Income Builder — Service Class
•	MainStay VP Indexed Bond — Service Class
•	MainStay VP IQ Hedge Multi-Strategy — Service Class
•	MainStay VP Janus Henderson Balanced[7]
•	MainStay VP MacKay Common Stock — Service Class
•	MainStay VP MacKay Convertible — Service Class
•	MainStay VP MacKay Government — Service Class
•	MainStay VP MacKay Growth — Service Class[1]
•	MainStay VP MacKay High Yield Corporate Bond — Service Class
•	MainStay VP MacKay International Equity — Service Class
•	MainStay VP MacKay Mid Cap Core — Service Class
•	MainStay VP MacKay S&P 500 Index — Service Class
•	MainStay VP MacKay Small Cap Core — Service Class
•	MainStay VP MacKay Unconstrained Bond — Service Class
•	MainStay VP Mellon Natural Resources — Initial Class
•	MainStay VP Moderate Allocation — Service Class
•	MainStay VP Moderate Growth Allocation — Service Class
•	MainStay VP PIMCO Real Return — Service Class
•	MainStay VP Small Cap Growth5, 7
•	MainStay VP T. Rowe Price Equity Income — Service Class[1]
•	MainStay VP U.S. Government Money Market — Initial Class
•	MainStay VP Winslow Large Cap Growth — Service Class[6]
•	American Funds IS Asset Allocation Fund — Class 4
•	American Funds IS Blue Chip Income and Growth Fund — Class 4
•	American Funds IS Global Small Capitalization Fund — Class 4
•	American Funds IS Growth Fund — Class 4
•	American Funds IS New World Fund® — Class 4
•	BlackRock® Global Allocation V.I. Fund — Class III
•	BlackRock® High Yield V.I. Fund — Class III
•	BNY Mellon IP Technology Growth Portfolio –– Service Shares[3]
•	ClearBridge Variable Appreciation Portfolio — Class II
•	Columbia Variable Portfolio — Commodity Strategy Fund — Class 2
•	Columbia Variable Portfolio — Emerging Markets Bond Fund — Class 2
•	Columbia Variable Portfolio — Small Cap Value Fund — Class 2
•	Delaware VIP® Small Cap Value Series — Service Class
•	DWS Alternative Asset Allocation VIP — Class B
•	Fidelity® VIP ContrafundSM Portfolio — Service Class 2
•	Fidelity® VIP Emerging Markets Portfolio — Service Class 2
•	Fidelity® VIP Equity-Income PortfolioSM — Service Class 2
•	Fidelity® VIP FundsManager® 60% Portfolio — Service Class
•	Fidelity® VIP Growth Opportunities Portfolio — Service Class 2
•	Fidelity® VIP Health Care Portfolio — Service Class 2
•	Fidelity® VIP International Index Portfolio — Service Class 2
•	Fidelity® VIP Mid Cap Portfolio — Service Class 2
•	Invesco Oppenheimer V.I. Main Street Small Cap Fund® — Series II Shares
•	Invesco V.I. American Value Fund — Series II Shares
•	Invesco V.I. International Growth Fund — Series II Shares
•	Janus Henderson Enterprise Portfolio — Service Shares
•	Janus Henderson Global Research Portfolio — Service Shares
•	Legg Mason/QS Aggressive Model Portfolio — Class II
•	Legg Mason/QS Moderately Aggressive Model Portfolio — Class II
•	Legg Mason/QS Moderate Model Portfolio — Class II
•	Legg Mason/QS Moderately Conservative Model Portfolio — Class II
•	Legg Mason/QS Conservative Model Portfolio — Class II
•	MFS® International Intrinsic Value Portfolio — Service Class[4]
•	MFS® Investors Trust Series — Service Class
•	MFS® Mid Cap Value Portfolio — Service Class
•	MFS® Research Series — Service Class
•	Morgan Stanley VIF U.S. Real Estate Portfolio — Class II
•	Neuberger Berman AMT Mid Cap Growth Portfolio — Class S
•	PIMCO VIT Income Portfolio — Advisor Class
•	PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged) — Advisor Class
•	PIMCO VIT Low Duration Portfolio — Advisor Class
•	PIMCO VIT Total Return Portfolio — Advisor Class
•	Victory VIF Diversified Stock Fund — Class A Shares[1]

[1]

New allocations to the MainStay VP Emerging Markets Equity, MainStay VP MacKay Growth, MainStay VP T. Rowe Price Equity Income and Victory VIF Diversified Stock Fund Investment Divisions will not be accepted from policyowners who were not invested in the Investment Divisions on November 13, 2017. For existing policyowners, if all your Accumulation Value is removed from these Investment Divisions on or after November 13, 2017, you will not be able to reinvest in these Investment Divisions.

[2]	Formerly known as MainStay VP Cushing® Renaissance Advantage.
[3]	Formerly known as Dreyfus IP Technology Growth Portfolio.
[4]	Formerly known as MFS® International Value Portfolio.
[5]	Formerly known as MainStay VP Eagle Small Cap Growth.
[6]	Formerly known as MainStay VP Large Cap Growth.
[7]

New allocations to the MainStay VP Small Cap Growth—Initial Class or MainStay VP Janus Henderson Balanced—Initial Class Investment Divisions will not be accepted from policyowners who were not invested in these Investment Divisions on February 17, 2012. For existing policyowners, if all of your Accumulation Value is removed from these Investment Divisions on or after February 17, 2012, you will not be able to reinvest in these Investment Divisions.

Please note that if you have purchased the Guaranteed Investment Protection Rider or the Guaranteed Investment Protection Rider 2.0, there are restrictions regarding your ability to allocate your Premium Payments (as defined in this Prospectus) to the Investment Divisions or available Asset Allocation Models. Please see “THE POLICIES—Riders—Guaranteed Investment Protection Rider (optional)”, Guaranteed Investment Protection Rider 2.0 (optional)” and “APPENDIX 2” for more information.

The Fixed Account is not available for policies issued in the State of New York.

We do not guarantee the investment performance of the Investment Divisions. Depending on current market conditions, you can make or lose money in any of the Investment Divisions.

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This Prospectus is not considered an offering in any state where the sale of the policy cannot lawfully be made. We do not authorize any information or representations regarding the offering other than as described in this Prospectus or in any accompanying supplement to this Prospectus or in any authorized supplemental sales material.

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DEFINITIONS

Accumulation Unit—An accounting unit we use to calculate the Variable Accumulation Value prior to the Annuity Commencement Date. Each Investment Division of the Separate Account has a distinct variable Accumulation Unit value.

Accumulation Value—The sum of the Variable Accumulation Value, the Fixed Account Accumulation Value (if applicable), and the DCA Advantage Account Accumulation Value of a policy.

ADBR—Annual Death Benefit Reset Rider.

Adjusted Death Benefit Premium Payments—The total dollar amount of premium payments made under this Policy reduced by any Adjusted Death Benefit Premium Payment Proportional Withdrawals.

Adjusted Death Benefit Premium Payment Proportional Withdrawal—An amount equal to the amount withdrawn from this Policy (including any amount withdrawn that may include surrender charges), divided by this Policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the Adjusted Death Benefit Premium Payments immediately preceding the withdrawal.

Adjusted Premium Payment—The total dollar amount of premium payments made under the policy and allocated to the Investment Divisions and DCA Advantage Account reduced by any withdrawals and applicable surrender charges in excess of any gain in the policy.

Allocation Options—The Investment Divisions of the Separate Account, any available Asset Allocation Model and the Fixed Account.

Annuitant—The person named on the Policy Data Page and whose life determines the Income Payments.

Annuity Commencement Date—The date on which we are to make the first Income Payment under the policy.

Asset Allocation Category(ies)—A group of Investment Divisions of the Separate Account categorized based on investment risk determined by NYLIAC.

Asset Allocation Model—A model portfolio comprised of Investment Divisions of the Separate Account. The Asset Allocation Models are no longer available for new investment. Beginning May 1, 2020, you may not select an Asset Allocation Model or transfer from one Asset Allocation Model to another model. If your Accumulation Value is currently allocated to an Asset Allocation Model, you may continue to allocate all or a portion of your premium payments to such model. If, however, you transfer your entire allocation out of an Asset Allocation Model, you will not be able to transfer back into that model or switch to a new model. The Asset Allocation Models were designed by QS Investors, LLC (“QS Investors”) and are based primarily on investment risk.

Beneficiary—The person or entity having the right to receive the death benefit proceeds set forth in the policy and who is the “designated beneficiary” for purposes of Section 72 of the Code (as defined below).

Business Day—Generally, any day on which the New York Stock Exchange (NYSE) is open for trading. Our Business Day ends at 4:00 p.m. Eastern Time or the close of regular trading of the NYSE, if earlier.

Code—The Internal Revenue Code of 1986, as amended.

Consideration—A premium payment, or a portion thereof and/or, if allowable, a transfer amount from an Investment Division to the Fixed Account.

Dollar Cost Averaging (DCA) Advantage Account Accumulation Value—The sum of premium payments, Premium Credits and Breakpoint Credits allocated to the DCA Advantage Account, plus interest credited on those premium payments, Premium Credits and Breakpoint Credits, less any transfers and partial withdrawals from the DCA Advantage Account, and less any surrender charges and policy service charges that may already have been deducted from the DCA Advantage Account. The DCA Advantage Account Accumulation Value is supported by assets in NYLIAC’s general account. These assets are subject to the claims of our general creditors. The DCA Advantage Account Accumulation Value will never be less than the DCA Advantage Account portion of the Nonforfeiture Value.

Dollar Cost Averaging (DCA) Advantage Account—An Allocation Option that permits dollar cost averaging over a six-month period and pays interest on amounts remaining in the account. Amounts are transferred from the DCA Advantage Account to the Investment Division(s) you choose on a monthly basis.

EBB—Enhanced Beneficiary Benefit.

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Eligible Designated Beneficiary—Eligible Designated Beneficiaries include spouses, minor children (until they reach the age of majority), someone who is disabled or chronically ill (including certain trusts for the disabled or chronically ill), or an individual not more than 10 years younger than the original IRA owner or plan participant.

Eligible Portfolios (Portfolios)—The mutual fund portfolios of the funds that are available for investment through the Investment Divisions of the Separate Account.

Fixed Account—An account that is credited with a fixed interest rate which NYLIAC declares and is not part of the Separate Account. The Fixed Account is supported by assets in NYLIAC’s general account, which are subject to the claims of our general creditors.

Fixed Account Accumulation Value—The sum of premium payments and any Premium Credits and Breakpoint Credits and, if allowable, transfers allocated to the Fixed Account, plus interest credited on those premium payments and any Premium Credits and Breakpoint Credits and, if allowable, transfers, less any transfers and partial withdrawals from the Fixed Account, and less any surrender charges and policy service charges and rider charges assessed on and deducted from the Fixed Account. The Fixed Account Accumulation Value will never be less than the Fixed Account portion of the Nonforfeiture Value.

General Office—A New York Life field office.

GIPR/GIPR 2.0—Guaranteed Investment Protection Rider or Guaranteed Investment Protection Rider 2.0.

Good Order—We consider a transaction to be in “Good Order” if it complies with our administrative procedures and all relevant laws and regulations, and the required information is complete and correct. We may delay or reject a request if it is not in Good Order. Good Order means the actual receipt by us of instructions relating to the requested transaction in writing (or, if permitted, by telephone or electronically), along with all forms and other information or documentation necessary to complete the request. We may, in our sole discretion, determine whether any particular request is in Good Order. If you have any questions, you should contact us or your registered representative before submitting a form or request.

Income Payments—Periodic payments NYLIAC makes after the Annuity Commencement Date.

Investment Division—The variable investment options available under the policy. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.

IPP/IPP II—Investment Protection Plan or Investment Protection Plan II.

Life Income - Guaranteed Period Payment Option—The Income Payment option available under this policy. Monthly payments made under this option are made over the life of the Annuitant(s) with a guarantee of 10 years of payments.

Non-Qualified Policies—Policies that are not available for use by individuals in connection with employee retirement plans intended to qualify for special federal income tax treatment under Sections 403(b), 408, and 408A of the Code. Non-Qualified Policies include policies issued for other retirement plans or arrangements, including plans qualifying under Section 401(a) of the Code.

Nonforfeiture Rate—The rate used to calculate the Fixed Account and DCA Advantage Account Nonforfeiture Values. This rate, as shown on the Policy Data Page, is equal to the lesser of: a) 3.00%, and b) a rate that is not less than 1.00% and determined by using the six-month average of the five-year Constant Maturity Treasury Rate reported by the Federal Reserve for December through May (for period beginning July 1) and June through November (for period beginning January 1), rounded to the nearest .05%, minus 1.25%.

Nonforfeiture Value—The Nonforfeiture Value is equal to 87.50% of the Consideration(s) allocated to the Fixed Account and/or to the DCA Advantage Account accumulated at the Nonforfeiture Rate since the Payment Date or transfer date, minus any amounts withdrawn or transferred from the Fixed Account and/or the DCA Advantage Account, with the remaining amount accumulated at the Nonforfeiture Rate since the date of withdrawal or transfer.

NYLIAC, we, our or us—New York Life Insurance and Annuity Corporation. All written service requests must be sent to the NYLIAC Variable Products Service Center (“VPSC”) at one of the addresses listed in Question 16 of the section of the Prospectus entitled, “QUESTIONS AND ANSWERS ABOUT NEW YORK LIFE PREMIER PLUS VARIABLE ANNUITY.”

Owner (you, your)—The individual(s) or entity(ies) designated as the Owner in the policy or as subsequently changed, who is entitled to exercise all rights under the policy.

Payment Date—The Business Day on which we receive a premium payment at the address specified in this Prospectus to receive such payment.

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Payment Year(s)—With respect to any premium payment, the year(s) beginning on the date such premium payment is made to the policy.

Policy Anniversary—An anniversary of the Policy Date shown on the Policy Data Page.

Policy Data Page—Page 2 of the policy which contains the policy specifications.

Policy Date—The date from which we measure Policy Years, quarters, months, and Policy Anniversaries. It is shown on the Policy Data Page.

Policy Year—A year starting on the Policy Date. Subsequent Policy Years begin on each Policy Anniversary, unless otherwise indicated.

Premium Credit—An additional credit we will apply to your Accumulation Value at the time of your premium payments. The Premium Credit is calculated as a percentage of (each) premium payment(s) and will never be less than the guaranteed minimum premium credit rate displayed on the Policy Data Page (the “Premium Credit Rate”). The Premium Credit Rate applicable to a premium payment varies, depending on the total amount of premium payments received under the policy. The Premium Credit Rate schedule as of the date of this prospectus is described in the section entitled “Premium Credit.” With notice to you, in our sole discretion, we may change both the Premium Credit Rates and the total premium payment ranges applicable to future premium payments under this policy.

Qualified Policies—Policies for use by individuals under employee retirement plans that are intended to qualify for special federal income tax treatment under Sections 403(b), 408, and 408A of the Code. Qualified Policies do not include policies issued for any other retirement plans or arrangements, including plans qualifying under Section 401(a) of the Code.

Rider Reset—Changing the guaranteed amount of an Investment Protection Plan Rider, Investment Protection Plan II Rider, Guaranteed Investment Protection Rider or Guaranteed Investment Protection Rider 2.0 to make it equal to the Accumulation Value (less any applicable reductions) on the next Policy Anniversary.

Reset Value—Please see “Riders-Annual Death Benefit Reset Rider (optional)”.

Separate Account—NYLIAC Variable Annuity Separate Account-III or NYLIAC Variable Annuity Separate Account-IV, each a segregated asset account we established to receive and invest premium payments paid under the policies. The Separate Account’s Investment Divisions, in turn, purchase shares of Eligible Portfolios.

Suitability Standards—The criteria used to evaluate whether a recommended transaction, relating to your policy, is suitable for the policyowner.

Variable Accumulation Value—The sum of the current Accumulation Unit value(s) for each of the Investment Divisions multiplied by the number of Accumulation Units held in the respective Investment Division.

VPSC—The Variable Products Service Center. You may contact the VPSC toll-free by calling 1-800-598-2019, or by sending correspondence to one of the addresses listed in Question 16 of the section of the Prospectus entitled, “QUESTIONS AND ANSWERS ABOUT NEW YORK LIFE PREMIER PLUS VARIABLE ANNUITY.”

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TABLE OF FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender the policy, or transfer Accumulation Value between investment options. State premium taxes may also be deducted.

Policyowner Transaction Expenses

Guaranteed maximum Surrender Charge as a percentage of the amount withdrawn[1]	8.00%
Current Surrender Charge as a percentage of the amount withdrawn[1]	8.00%
Transfer Fee	Guaranteed maximum charge: $30
Current charge: $0[2]

[1]

In Payment Years 3 and beyond, the percentage applied to calculate the maximum surrender charge is reduced as follows: 7% during Payment Year 3; 6% during Payment Year 4; 5% during Payment Year 5; 4% during Payment Year 6; 3% during Payment Year 7; 2% during Payment Year 8; and 0% thereafter.

[2]

Currently, we do not charge for transfers under the policy. However, we reserve the right to charge for transfers in excess of 12 in a Policy Year. We will charge no more than $30 for each transfer at the time each transfer is processed. See “CHARGES AND DEDUCTIONS—Other Charges— (i) Transfer Fees.”

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including Fund fees and expenses.

Periodic Charges Other Than Fund Company Charges

The charges in the “Accumulation Value Based M&E Charge Policies” column apply if you chose to have M&E charges calculated as an annualized percentage of daily average Variable Accumulation Value. The charges in the “Premium Based M&E Charge Policies” column apply if you chose to have M&E charges calculated as an annualized percentage of Adjusted Premium Payments.

	Accumulation Value Based M&E Charge Policies	Premium Based M&E Charge Policies
Annual Policy Service Charge[1]	$30	$30
Current and guaranteed maximum Mortality and Expense Risk and Administrative Costs Charge	1.65%	1.75%

[1]	Waived for policies with $100,000 or more Accumulation Value.

Optional Rider Charges: Investment Protection Plan Rider (applied for before February 15, 2010)

Guaranteed maximum Investment Protection Plan Rider Charge
(calculated as an annualized percentage of the amount that is guaranteed under the Investment Protection Plan Rider, deducted on a quarterly basis).	1.00%
Current Investment Protection Plan Rider Charge for Rider Resets	0.80%
Current and guaranteed maximum Rider Risk Charge Adjustment (one-time charge for cancellation of the Investment Protection Plan Rider; calculated as a percentage of the amount that is guaranteed.)	2.00%

Optional Rider Charges: Investment Protection Plan Rider (applied for on or after February 15, 2010)

Guaranteed maximum Investment Protection Plan Rider Charge
(calculated as an annualized percentage of the amount that is guaranteed under the Investment Protection Plan Rider, deducted on a quarterly basis).	1.25%
Current Investment Protection Plan Rider Charge for Rider and Rider Resets	0.70%
Current and guaranteed maximum Rider Risk Charge Adjustment (one-time charge for cancellation of the Investment Protection Plan Rider; calculated as a percentage of the amount that is guaranteed.)	2.00%

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Optional Rider Charges: Investment Protection Plan II Rider

Guaranteed maximum Investment Protection Plan II Rider Charge
(calculated as an annualized percentage of the amount that is guaranteed under the Investment Protection Plan II Rider, deducted on a quarterly basis).	1.50%
Current Investment Protection Plan II Rider Charge for Rider Resets	0.70%
Current and guaranteed maximum Rider Risk Charge Adjustment (one-time charge for cancellation of the Investment Protection Plan II Rider; calculated as a percentage of the amount that is guaranteed.)	2.00%

Optional Rider Charges: Guaranteed Investment Protection Rider

Guaranteed maximum Guaranteed Investment Protection Rider Charge
(calculated as an annualized percentage of the amount that is guaranteed under the Guaranteed Investment Protection Rider, deducted on a quarterly basis).	1.50%
Current Guaranteed Investment Protection Rider Charge for Rider Resets	0.70%
Current and guaranteed maximum Rider Risk Charge Adjustment (one-time charge for cancellation of the Guaranteed Investment Protection Rider; calculated as a percentage of the amount that is guaranteed.)	2.00%

Optional Rider Charges: Guaranteed Investment Protection Rider 2.0

Guaranteed maximum Guaranteed Investment Protection Rider 2.0 Charge
(calculated as an annualized percentage of the amount that is guaranteed under the Guaranteed Investment Protection Rider 2.0, deducted on a quarterly basis).
12 Year Rider Term	1.50%
13 Year Rider Term	1.50%
14 Year Rider Term	1.50%
15 Year Rider Term	1.50%
20 Year Rider Term	1.50%
Current Guaranteed Investment Protection Rider 2.0 Charge for Rider Resets
12 Year Rider Term	0.70%
13 Year Rider Term	0.60%
14 Year Rider Term	0.55%
15 Year Rider Term	0.45%
20 Year Rider Term	0.55%
Current and guaranteed maximum Rider Risk Charge Adjustment for GIPR 2.0 (one-time charge for cancellation of the Guaranteed Investment Protection Rider 2.0; calculated as a percentage of the amount that is guaranteed under the Guaranteed Investment Protection Rider 2.0):
12 Year Rider Term	2.00%
13 Year Rider Term	2.00%
14 Year Rider Term	2.00%
15 Year Rider Term	2.00%
20 Year Rider Term	1.00%

Optional Rider Charges: Annual Death Benefit Reset Rider

Guaranteed maximum Annual Death Benefit Reset Rider Charge
(calculated as an annualized percentage of the Reset Value as of the last Policy Anniversary (or as of the Policy Date if within the first Policy Year), deducted on a quarterly basis; for a detailed explanation of the term “Reset Value,” see “THE POLICIES-Riders-Annual Death Benefit Reset Rider”).	1.00%
Current Annual Death Benefit Rider Charge if the oldest Owner was age 65 or younger at issue	0.30%
Current Annual Death Benefit Rider Charge if the oldest Owner was age 66 to 75 inclusive at issue	0.35%

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Optional Rider Charges: ADBR + IPP/IPP II/GIPR/GIPR 2.0

Guaranteed maximum Investment Protection Plan Rider/Annual Death Benefit Reset Rider Package (IPP + ADBR) Charge
(calculated as the sum of (1) the Investment Protection Plan Rider Charge, calculated as an annualized percentage of the amount guaranteed under the Investment Protection Plan Rider; and (2) the Annual Death Benefit Reset Rider Charge, calculated as an annualized percentage of the Reset Value as of the last Policy anniversary (or as of the Policy Date if within the first Policy Year)) (Riders applied for before May 1, 2016)	2.00%
Current Investment Protection Plan Rider Charge with IPP + ADBR for Rider Resets (applied for on or after February 15, 2010)	0.65%
Current Investment Protection Plan Rider Charge with IPP + ADBR for Rider Resets (applied for prior to February 15, 2010)	0.75%
Guaranteed maximum Investment Protection Plan II Rider/Annual Death Benefit Reset Rider Package (IPP II + ADBR) Charge
(calculated as the sum of (1) the Investment Protection Plan II Rider Charge, calculated as an annualized percentage of the amount guaranteed under the Investment Protection Plan II Rider; and (2) the Annual Death Benefit Reset Rider Charge, calculated as an annualized percentage of the Reset Value as of the last Policy anniversary (or as of the Policy Date if within the first Policy Year))	2.00%
Current Investment Protection Plan II Rider Charge with IPP II +ADBR for Rider Resets	0.65%
Guaranteed maximum Guaranteed Investment Protection Rider/Annual Death Benefit Reset Rider Package (GIPR + ADBR) Charge
(calculated as the sum of (1) the Guaranteed Investment Protection Rider Charge, calculated as an annualized percentage of the amount guaranteed under the Guaranteed Investment Protection Rider; and (2) the Annual Death Benefit Reset Rider Charge, calculated as an annualized percentage of the Reset Value as of the last Policy anniversary (or as of the Policy Date if within the first Policy Year)).	2.00%
Current Guaranteed Investment Protection Rider Charge with GIPR + ADBR for Rider Resets	0.65%
Guaranteed maximum Guaranteed Investment Protection Rider 2.0 /Annual Death Benefit Reset Rider Package (GIPR 2.0 + ADBR) Charge
(calculated as the sum of (1) the Guaranteed Investment Protection Rider Charge, calculated as an annualized percentage of the amount guaranteed under the Guaranteed Investment Protection Rider; and (2) the Annual Death Benefit Reset Rider Charge, calculated as an annualized percentage of the Reset Value as of the last Policy anniversary (or as of the Policy Date if within the first Policy Year))
12 Year Term	2.00%
13 Year Term	2.00%
14 Year Term	2.00%
15 Year Term	2.00%
20 Year Term	2.00%
Current Guaranteed Investment Protection Rider 2.0 Charge with GIPR 2.0 + ADBR for Rider Resets
12 Year Term	0.65%
13 Year Term	0.55%
14 Year Term	0.50%
15 Year Term	0.40%
20 Year Term	0.50%

Optional Rider Charges: Enhanced Beneficiary Benefit Rider

Guaranteed maximum Enhanced Beneficiary Benefit Rider Charge
(calculated as an annualized percentage of the policy’s Accumulation Value, deducted on a quarterly basis).	1.00%
Current Enhanced Beneficiary Benefit Rider Charge	0.30%

The next table shows the minimum and maximum total operating expenses charged by the portfolio companies that you may pay periodically during the time that you own the policy (before any fee waiver or expense reimbursement). The expenses are expressed as a percentage of average net assets of the portfolios and may be higher or lower in the future. More detail concerning each portfolio company’s fees and expenses is contained in the prospectus for each portfolio company.

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Total Annual Portfolio Company Operating Expenses(#)

	Minimum	Maximum
Expenses that are deducted from the Eligible Portfolio assets, including management fees, 12b-1 fees, administration fees and other expenses as of December 31, 2019.	0.42%	1.96%

(#)

Shown as a percentage of average net assets for the fiscal year ended December 31, 2019. The Fund or its agents provided the fees and charges that are based on 2019 expenses, unless otherwise indicated. For Funds that are not affiliated with NYLIAC, we have not verified the accuracy of the information provided by the Fund or its agents.

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Guaranteed Maximum Charges Examples

The table below will help you understand the various costs and expenses that you will bear directly and indirectly. The table reflects the Investment Division with the maximum charges and expenses of the policy including, policyowner transaction expenses, the annual policy service charge, separate account annual expenses, portfolio company fees and expenses and the highest possible combination of optional rider charges (using guaranteed maximum charges) where indicated. Your actual costs may be higher or lower. For more information on the charges reflected in these tables, see “CHARGES AND DEDUCTIONS” and the Fund prospectuses that accompany this Prospectus. NYLIAC may, where premium taxes are imposed by state law, deduct the premium taxes upon surrender of the policy or on the Annuity Commencement Date.

You would pay the following expenses on a $10,000 allocation, assuming 5% annual returns:

For Accumulation Value based M&E Charge New York Life Premier Plus Variable Annuity Policies:

	Expenses if you annuitize your policy				Expenses if you surrender your policy				Expenses if you do not surrender your policy
	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr

with All Riders*	$1,528.92	$2,348.15	$3,863.95	$7,406.06	$1,528.92	$2,971.85	$4,291.70	$7,436.06	$776.12	$2,348.15	$3,863.95	$7,406.06

with GIPR 2.0** & EBB Riders	$1,482.52	$2,205.01	$3,637.38	$7,013.65	$1,482.52	$2,838.55	$4,076.71	$7,043.65	$726.12	$2,205.01	$3,637.38	$7,013.65

with GIPR 2.0** & ADBR Riders	$1,430.37	$2,051.30	$3,403.99	$6,655.54	$1,430.37	$2,695.41	$3,855.27	$6,685.54	$669.92	$2,051.30	$3,403.99	$6,655.54

with GIPR 2.0 Rider**	$1,383.97	$1,905.59	$3,170.43	$6,238.12	$1,383.97	$2,559.72	$3,633.65	$6,268.12	$619.92	$1,905.59	$3,170.43	$6,238.12

with EBB & ADBR Riders	$1,362.34	$1,839.52	$3,060.53	$6,016.82	$1,362.34	$2,498.20	$3,529.35	$6,046.82	$596.62	$1,839.52	$3,060.53	$6,016.82

with EBB Rider	$1,269.54	$1,549.73	$2,600.73	$5,218.98	$1,269.54	$2,228.33	$3,093.04	$5,248.98	$496.62	$1,549.73	$2,600.73	$5,218.98

with ADBR Rider	$1,263.79	$1,538.24	$2,584.86	$5,195.95	$1,263.79	$2,217.64	$3,077.99	$5,225.95	$490.42	$1,538.24	$2,584.86	$5,195.95

without any Riders	$1,170.99	$1,243.29	$2,110.98	$4,347.49	$1,170.99	$1,942.29	$2,627.80	$4,377.49	$390.42	$1,243.29	$2,110.98	$4,347.49

*	(GIPR 2.0, (20 yr Holding Period), ADBR & EBB)
**	Assumes a 20 year Holding Period.

For Premium based M&E Charge New York Life Premier Plus Variable Annuity Policies:

	Expenses if you annuitize your policy				Expenses if you surrender your policy				Expenses if you do not surrender your policy
	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr

with All Riders*	$1,525.74	$2,352.58	$3,895.56	$7,582.05	$1,525.74	$2,975.98	$4,321.77	$7,612.05	$772.69	$2,352.58	$3,895.56	$7,582.05

with GIPR 2.0** & EBB Riders	$1,479.34	$2,206.84	$3,660.54	$7,153.74	$1,479.34	$2,840.26	$4,098.75	$7,183.74	$722.69	$2,206.84	$3,660.54	$7,153.74

with GIPR 2.0** & ADBR Riders	$1,427.17	$2,050.25	$3,418.23	$6,762.73	$1,427.17	$2,694.43	$3,868.84	$6,792.73	$666.47	$2,050.25	$3,418.23	$6,762.73

with GIPR 2.0 Rider**	$1,380.77	$1,901.90	$3,175.95	$6,306.76	$1,380.77	$2,556.28	$3,638.91	$6,336.76	$616.47	$1,901.90	$3,175.95	$6,306.76

with EBB & ADBR Riders	$1,359.16	$1,834.82	$3,062.38	$6,066.11	$1,359.16	$2,493.82	$3,531.13	$6,096.11	$593.19	$1,834.82	$3,062.38	$6,066.11

with EBB Rider	$1,266.36	$1,539.81	$2,585.50	$5,195.44	$1,266.36	$2,219.10	$3,078.58	$5,225.44	$493.19	$1,539.81	$2,585.50	$5,195.44

with ADBR Rider	$1,260.59	$1,527.96	$2,568.60	$5,168.52	$1,260.59	$2,208.07	$3,062.56	$5,198.52	$486.97	$1,527.96	$2,568.60	$5,168.52

without any Riders	$1,167.79	$1,227.70	$2,077.09	$4,241.87	$1,167.79	$1,927.72	$2,595.55	$4,271.87	$386.97	$1,227.70	$2,077.09	$4,241.87

*	(GIPR 2.0, (20 yr Holding Period), ADBR & EBB)
**	Assumes a 20 year Holding Period.

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QUESTIONS AND ANSWERS ABOUT NEW YORK LIFE PREMIER PLUS VARIABLE ANNUITY

NOTE: The following section contains brief questions and answers about the New York Life Premier Plus Variable Annuity. You should refer to the body of this Prospectus for more detailed information.

1. What is the New York Life Premier Plus Variable Annuity?

The New York Life Premier Plus Variable Annuity is a Flexible Premium Deferred Variable Annuity Policy issued by NYLIAC. We will apply a Premium Credit to premiums paid in a percentage amount according to the Premium Credit Rate schedule then in effect. The Premium Credit Rate schedule may be changed. (See “PREMIUM CREDIT.”) You may allocate premium payments to the Investment Divisions of the Separate Account, an available Asset Allocation Model, as well as the DCA Advantage Account, and/or to the Fixed Account (if available) (See “ASSET ALLOCATION MODELS” for more information about which Asset Allocation Models are currently available to you.) The Accumulation Value will fluctuate according to the performance of the Investment Divisions or Asset Allocation Model selected, the deduction of the Separate Account charges, and the interest credited on amounts in the Fixed Account and the DCA Advantage Account.

2. What is the Premium Credit?

The Premium Credit is a percentage of each premium payment that is added to your Accumulation Value at the time of each premium payment. Premium Credits are applied to the same Allocation Options and/or the DCA Advantage Account in the same percentages as your premium payments. The Premium Credit Rate applicable to a premium payment varies, depending on the total amount of premiums received under the policy. We will deduct the amount of the Premium Credit from the amount returned to you if you cancel your policy. (See “YOUR RIGHT TO CANCEL (“FREE LOOK.”)) We may also deduct from the death benefit proceeds any Premium Credit applied within the 12 months preceding the date of death of the owner. (See “PREMIUM CREDIT.”) Fees and charges for a policy with a Premium Credit may be higher than those for other policies. For example, we use a portion of the surrender charge and Mortality and Expense Risk and Administrative Costs Charge to help recover the cost of providing the Premium Credit under the policy. Current Premium Credit Rates are not guaranteed. They may change in the future. We will provide advance written notice to policyholders of any such change.

3. Where can I allocate my premium payments?

(a) You can allocate your premium payments to one or more of the following Allocation Options:

(i) SEPARATE ACCOUNT

Separate Account III currently consists of 100 Investment Divisions, some of which may not be available under your policy. Separate Account IV currently consists of 76 Investment Divisions, some of which may not be available under your policy. The available Investment Divisions are listed on the first and second page of this Prospectus. They offer investments in domestic and international markets. When you allocate a premium payment to one of the Investment Divisions, the Separate Account will invest your premium payment exclusively in shares of the corresponding Eligible Portfolio of the relevant Fund(s). You can allocate among a maximum of eighteen (18) Investment Divisions, plus the Fixed Account.

(ii) FIXED ACCOUNT

Each premium payment, or the portion of any premium payment you allocate to the Fixed Account will earn an interest rate at least equal to the guaranteed minimum interest rate. The Fixed Account is not available for policies issued in the State of New York.

(b) You can also allocate your premium payments to the DCA Advantage Account. NYLIAC will credit interest to amounts held in the DCA Advantage Account at rates we have set in advance. The DCA Advantage Account allows you to set up automatic dollar cost averaging from the DCA Advantage Account into the Investment Divisions, providing for automatic transfers to the Investment Divisions you select in six installments over a six month period. (See “THE DCA ADVANTAGE ACCOUNT.”)

4. Can I make transfers among the Investment Divisions, the Asset Allocation Models and the Fixed Account?

You can transfer all or part of the Accumulation Value of your policy between the Investment Divisions and one of the available Asset Allocation Models or from the Investment Divisions and/or an Asset Allocation Model to the Fixed Account any time prior to 30 days before the Annuity Commencement Date (See “RIDERS — Investment Protection Plan Rider (optional)”, “Investment Protection Plan II Rider (optional)”, “Guaranteed Investment Protection Rider (optional)” or

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“Guaranteed Investment Protection Rider 2.0 (optional)” for more information on transfer restrictions if the Investment Protection Plan Rider, Investment Protection Plan II Rider, Guaranteed Investment Protection Rider or Guaranteed Investment Protection Rider 2.0 is purchased). Beginning May 1, 2020, you may not transfer into an Asset Allocation Model unless you are currently allocated to that model. If you are currently allocated to an Asset Allocation Model and you transfer your entire allocation out of it, you will not be able to transfer back into that model or allocate to a new Asset Allocation Model. For Premium based M&E Charge policies, no transfers are allowed from the Investment Divisions into the Fixed Account. Generally, you can transfer a minimum amount of $25 into an Investment Division, unless we agree otherwise. You can make unlimited transfers each Policy Year subject to the Limits on Transfers. We currently do not charge for transfers. However, we reserve the right to charge up to $30 for each transfer after the first 12 in a given Policy Year. Please note that each transfer to or from an available Asset Allocation Model counts as one transfer. (See “TRANSFERS.”)

All guarantees are subject to the claims paying ability of NYLIAC. No third party guarantees are involved.

You can make transfers from the Fixed Account and the DCA Advantage Account to the Investment Divisions, subject to certain restrictions which may apply. (See “THE FIXED ACCOUNT” and “THE DCA ADVANTAGE ACCOUNT.”) In addition, you can request transfers through the traditional Dollar Cost Averaging, Automatic Asset Reallocation, or Interest Sweep options as described herein.

5. What charges are assessed against the policy?

Before the date we start making Income Payments under the policy, we will deduct a policy service charge of $30 on each Policy Anniversary or upon surrender of the policy. See “CHARGES AND DEDUCTIONS-Other Charges-Policy Service Charge” for information regarding waiver of the policy service charge.

In addition, we also deduct a charge for certain mortality and expense risks (M&E Charge) NYLIAC assumes and for policy administration expenses. You may choose to have the M&E Charge assessed based on either the Accumulation Value of the policy or the Adjusted Premium Payments. You must choose your M&E Charge option prior to the issuance of the policy. Once the M&E Charge option is chosen it cannot be changed.

The M&E Charge is 1.65% (annualized) of the daily average Variable Accumulation Value for Accumulation Value based policies. For Premium based M&E Charge policies, the M&E Charge is 1.75% (annualized) of the Adjusted Premium Payments and will be deducted from the Investment Divisions through a reduction in Accumulation Units each policy quarter (excluding premium payments allocated to the Fixed Account that are not transferred to the Investment Division). (See “MORTALITY AND EXPENSE RISK AND ADMINISTRATIVE COSTS CHARGE.”)

The amount of Premium based M&E Charges assessed to your policy will be unaffected by fluctuations in market performance. In a rising market, the Premium based M&E Charge structure will benefit the policyowner because the Premium based M&E Charge, when measured as a percentage of separate account assets, will be reduced. In a flat or declining market, the Premium based M&E Charge structure will result in an increase in the charge when measured against separate account assets. The amount of Accumulation Value based M&E Charges assessed to your policy will be affected by fluctuations in market performance. However, the Accumulation Value based M&E Charge structure may be more advantageous in a flat or declining market and disadvantageous in a rising market.

We impose a surrender charge on certain partial withdrawals and surrenders of the policies. This charge is assessed as a percentage of the amount withdrawn or surrendered during the first eight Payment Years following each premium payment. We keep track of each premium payment and assess a charge based on the length of time a premium payment is in your policy before it is withdrawn. The percentage declines after the first two Payment Years as follows:

Payment Year	Surrender Charge
1	8%
2	8%
3	7%
4	6%
5	5%
6	4%
7	3%
8	2%
9+	0%

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For purposes of calculating the surrender charge, we treat withdrawals as coming from the oldest premium payment first (on a first-in, first-out basis).

You can make withdrawals from the policy free of surrender charges based on certain limitations. In any one Policy Year, you may withdraw free of a surrender charge the greatest of (i) 10% of the Accumulation Value as of the last Policy Anniversary (10% of the premium payment if the withdrawal is made in the first Policy Year), less any prior partial withdrawals made during the Policy Year that were free of surrender charges; (ii) the Accumulation Value less the accumulated premium payments; or (iii) 10% of the Accumulation Value at the time of the withdrawal, less any prior Surrender Charge free withdrawals during the Policy Year. (See “CHARGES AND DEDUCTIONS—Surrender Charges” and “EXCEPTIONS TO SURRENDER CHARGES.”) In response to the public emergency created by the COVID-19 pandemic, however, effective March 23, 2020 we have increased the percentages noted in the preceding sentence to 15%. We reserve the right to discontinue the change at any time. We will notify you of such discontinuation.

If you purchased the Investment Protection Plan (“IPP”) Rider, we will deduct a charge on the first Business Day of the next policy quarter following each policy quarter that the rider is in effect, based on the amount that is guaranteed. (See “OTHER CHARGES-Investment Protection Plan Rider Charge.”) In most jurisdictions, this charge will be deducted from each Investment Division, the DCA Advantage Account and the Fixed Account (if available), in proportion to its percentage of the Accumulation Value. If you selected this feature before February 15, 2010, the maximum annual charge is 1.00% of the amount that is guaranteed. The maximum annual charge for policyowners who select this feature on or after February 15, 2010 is 1.25% of the amount that is guaranteed. For IPP Rider Resets, if the rider was selected before February 15, 2010, the current charge is 0.80% of the amount that is guaranteed, applied on a quarterly basis (0.20% per quarter). For IPP Rider purchases and IPP Rider Resets, if the rider was selected on or after February 15, 2010, the current charge is 0.70% of the amount that is guaranteed, applied on a quarterly basis (0.175% per quarter). This charge may change for future resets of the guaranteed amount. (See (“THE POLICIES - Riders - Investment Protection Plan Rider (optional)”). To the extent permitted by law, we will deduct a charge from your Accumulation Value if you cancel the Investment Protection Plan Rider. We call this charge a Rider Risk Charge Adjustment. (See “OTHER CHARGES-Rider Risk Charge Adjustment (optional).”) The maximum Rider Risk Charge Adjustment is 2.00% of the amount that is guaranteed under this rider. We set both of these charges at our sole discretion, subject to the stated maximums.

If you purchased the Investment Protection Plan II Rider (“IPP II”), we will deduct a charge on the first Business Day of the next policy quarter following each policy quarter that the rider is in effect, based on the amount that is guaranteed. (See “OTHER CHARGES-Investment Protection Plan II Rider Charge.”) In most jurisdictions, this charge will be deducted from each Investment Division, the DCA Advantage Account and the Fixed Account (if available), in proportion to its percentage of the Accumulation Value. The maximum annual charge for IPP II is 1.50% of the amount that is guaranteed. For IPP II Rider Resets, the current charge is 0.70% of the amount that is guaranteed, applied on a quarterly basis (0.175% per quarter). This charge may change for future resets of the guaranteed amount. (See (“THE POLICIES - Riders - Investment Protection Plan II Rider (optional)”). To the extent permitted by law, we will also deduct a Rider Risk Charge Adjustment if you cancel IPP II. (See “OTHER CHARGES-Rider Risk Charge Adjustment (optional).”) The maximum Rider Risk Charge Adjustment is 2.00% of the amount that is guaranteed under this rider. We set both of these charges at our sole discretion, subject to the stated maximums.

If you purchased the Guaranteed Investment Protection Rider (“GIPR”) we will deduct a charge on the first Business Day of the next policy quarter following each policy quarter that the rider is in effect, based on the amount that is guaranteed. (See “OTHER CHARGES-Guaranteed Investment Protection Rider Charge.”) In most jurisdictions, this charge will be deducted from each Investment Division, the DCA Advantage Account and the Fixed Account (if available), in proportion to its percentage of the Accumulation Value. The maximum annual charge for GIPR is 1.50% of the amount that is guaranteed. For GIPR Rider Resets, the current charge is 0.70% of the amount that is guaranteed, applied on a quarterly basis (0.175% per quarter). This charge may change for future resets of the guaranteed amount. (See (“THE POLICIES - Riders - Guaranteed Investment Protection Rider (optional)”). To the extent permitted by law, we will also deduct a Rider Risk Charge Adjustment if you cancel GIPR. (See “OTHER CHARGES-Rider Risk Charge Adjustment (optional).”) The maximum Rider Risk Charge Adjustment is 2.00% of the amount that is guaranteed under this rider. The purpose of the Rider Risk Charge Adjustment is to help compensate us for financial losses that we may incur if the Guaranteed Investment Protection Rider is cancelled. We do not expect to profit from this charge. We set both of these charges at our sole discretion, subject to the stated maximums.

If you purchased the Guaranteed Investment Protection Rider 2.0 (“GIPR 2.0”), we will deduct a charge on the first Business Day of the next policy quarter following each policy quarter that the rider is in effect, based on the amount that is guaranteed. (See “OTHER CHARGES-Guaranteed Investment Protection Rider 2.0 Charge (optional).”) In most jurisdictions, this charge will be deducted from each Investment Division and the DCA Advantage Account in proportion

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to its percentage of the Accumulation Value. The maximum annual charge for GIPR 2.0 is 1.50% for the 12-15 and 20 year terms of the amount that is guaranteed. For GIPR 2.0 Rider Resets, the current charge ranges from 0.45% to 0.70% of the amount that is guaranteed, applied on a quarterly basis (0.1125% to 0.175% per quarter), depending on the rider term you select. This charge may change for future resets of the guaranteed amount. (See “THE POLICIES - Riders - Guaranteed Investment Protection Rider 2.0 (optional)”). To the extent permitted by law, we will also deduct a Rider Risk Charge Adjustment if you cancel GIPR 2.0. (See “OTHER CHARGES-Rider Risk Charge Adjustment (optional).”) The maximum Rider Risk Charge Adjustment is 2.00% of the amount that is guaranteed under this rider. The purpose of the Rider Risk Charge Adjustment is to help compensate us for financial losses that we may incur if the Guaranteed Investment Protection Rider 2.0 is cancelled. We do not expect to profit from this charge. We set both of these charges at our sole discretion, subject to the stated maximums.

If you purchased the Annual Death Benefit Reset Rider (“ADBR”) (available only at the time of application), we will deduct a charge each policy quarter that the rider is in effect based on the amount that is reset on the last Policy Anniversary. In most jurisdictions this charge will be deducted from each Investment Division, the DCA Advantage Account and the Fixed Account (if available), in proportion to its percentage of the Accumulation Value. The maximum annual charge is 1.00% of the amount that is reset on the last Policy Anniversary, applied on a quarterly basis. You should consult with your registered representative to determine the percentage we are currently charging before you select this rider. We may set a lower charge at our sole discretion.

As of the date of this Prospectus, the charges are as follows:

Age of Oldest Owner at Issue	Annual Charge
65 or younger	0.30% (0.075% per quarter)
66 to 75 inclusive	0.35% (0.0875% per quarter)

If you purchased the Investment Protection Plan/Annual Death Benefit Reset Rider combination package (“IPP + ADBR”), we will deduct a reduced IPP and ADBR rider charge each policy quarter that the IPP + ADBR package is in effect. The maximum annual charge for the combination of the ADBR and IPP rider charges is 2.00%. For IPP + ADBR package rider resets (applied for on or after February 15, 2010), the current charge is 0.65% of the amount that is guaranteed under the IPP rider, applied on a quarterly basis. For IPP + ADBR package rider resets (applied for prior to February 15, 2010), the current charge is 0.75% of the amount that is guaranteed under the IPP Rider, applied on a quarterly basis. Please note that if the IPP Rider is cancelled, the charge for the ADBR Rider will revert to the current charge that is assessed for that rider, if purchased separately.

If you purchased the Investment Protection Plan II/Annual Death Benefit Reset Rider combination package (“IPP II + ADBR”), we will deduct a reduced IPP II and ADBR rider charge each policy quarter that the IPP II + ADBR package is in effect. The maximum annual charge for the combination of the IPP II and ADBR rider charges is 2.00%. For IPP II + ADBR package rider resets, the current charge is 0.65% of the amount that is reset on the last policy anniversary, applied on a quarterly basis. Please note that if IPP II is cancelled, the charge for the ADBR Rider will revert to the charge that is assessed for that rider, if purchased separately.

If you purchased the Guaranteed Investment Protection Rider/Annual Death Benefit Reset Rider combination package (“GIPR + ADBR”), we will deduct a reduced GIPR and ADBR rider charge each policy quarter that the GIPR + ADBR package is in effect. The maximum annual charge for the combination of the GIPR + ADBR rider charges is 2.00%. For GIPR + ADBR package rider resets, the current charge is 0.65% of the amount that is reset on the last policy anniversary, applied on a quarterly basis. Please note that if GIPR is cancelled, the charge for the ADBR Rider will revert to the charge that is assessed for that rider, if purchased separately.

If you purchased the Guaranteed Investment Protection Rider 2.0 /Annual Death Benefit Reset Rider combination package (“GIPR 2.0 + ADBR”), we will deduct a reduced GIPR 2.0 and ADBR rider charge each policy quarter that the GIPR 2.0 + ADBR package is in effect. The maximum annual charge for the combination of the GIPR 2.0 + ADBR rider charges is 2.00%. For GIPR 2.0 + ADBR package rider resets, the current charge ranges from 0.40% to 0.65% of the amount that is guaranteed under the GIPR 2.0, applied on a quarterly basis. Please note that if GIPR 2.0 is cancelled, the charge for the ADBR Rider will revert to the charge that is assessed for that rider, if purchased separately.

If you purchased the Enhanced Beneficiary Benefit (“EBB”) Rider (available only at the time of application), we will deduct a charge each policy quarter that the rider is in effect based on the Accumulation Value. We will deduct this charge beginning with the first policy quarter after the Policy Date. In most jurisdictions this charge will be deducted from each Allocation Option and from the DCA Advantage Account, if applicable, in proportion to its percentage of the Accumulation

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Value. The maximum annual charge is 1.00% of the policy’s Accumulation Value, applied on a quarterly basis. We may set a lower charge at our sole discretion. The current charge for the EBB Rider is 0.30% of the policy’s Accumulation Value, applied on a quarterly basis (0.075% per quarter). You should consult your registered representative to determine the percentage we are currently charging before you elect this Rider. The original percentage you are charged for the EBB Rider will not change once your policy is issued. NYLIAC may in the future, charge up to the maximum annual amount described above for new policies.

Finally, the value of the shares of each Fund reflects advisory fees, administration fees and other expenses deducted from the assets of each Fund. (See the Fund prospectuses which accompany this Prospectus.)

6. What are the minimum initial and maximum additional premium payments?

The minimum initial premium payment is $4,000 for Qualified Policies and $5,000 for Non-Qualified Policies. Additional premium payments must be at least $2,500 for Qualified Policies and $5,000 for Non-Qualified Policies or such lower amount as we may permit at any time. Subsequent premium payments must be sent to NYLIAC at one of the addresses listed in Question 18 of this Prospectus. We may agree to other methods of payment. The maximum aggregate amount of premium payments we accept without prior approval is set forth on the Policy Data Page. For Qualified Policies, you may not make premium payments in excess of the amount permitted by law for the plan. For Inherited IRAs, additional premium payments will not be accepted.

In some states, NYLIAC is offering an individual single premium version of the New York Life Premier Plus Variable Annuity policy.

Acceptance of initial and subsequent premium payments is subject to our Suitability Standards.

7. How are premium payments allocated?

If the application is in Good Order, we will issue the policy and allocate the initial premium payment to the Allocation Options you have selected within two (2) Business Days after receipt at the Cleveland or Dallas Service Center. Subsequent premium payments will be credited to your Policy at the close of the Business Day on which they were received by NYLIAC. (See “THE POLICIES—Policy Application and Premium Payments.”) We will apply the Premium Credit and/or Breakpoint Credit (if applicable) on your premium payment to the Allocation Option and/or the DCA Advantage Account at the same time that we allocate your premium payment.

You may raise or lower the percentages (which must be in whole numbers) of the premium payment you place in each Allocation Option at the time you make a premium payment. The minimum amount which you may place in any one Investment Division or the Fixed Account is $25, or such lower amount as we may permit. The minimum amount which you may place in the DCA Advantage Account is $5,000. We reserve the right to limit the amount of a premium payment that may be placed in any one Allocation Option and/or the DCA Advantage Account and the number of Allocation Options and the DCA Advantage Account inclusively to which you may allocate your Accumulation Value. Acceptance of initial and subsequent premium payments is subject to our Suitability Standards.

8. What happens if premium payments are not made?

If we do not receive any premium payments for a period of two years, and the Accumulation Value of your policy would provide Income Payments of less than $20 per month on the Annuity Commencement Date, we reserve the right to terminate your policy subject to applicable laws. We will notify you of our intention to exercise this right and give you 90 days to make a premium payment. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum. For single premium polices, this is modified as indicated in Appendix 1 of this Prospectus.

9. Can I withdraw money from the policy before the Annuity Commencement Date?

You may make withdrawals from your policy before the Annuity Commencement Date. Your withdrawal request must be in Good Order before we will process it. Under most circumstances, you may make a minimum partial withdrawal of $500. Withdrawals may be subject to a surrender charge. In addition, you may have to pay income tax and if you are under age 59 1⁄2, a 10% penalty tax may apply. (See “DISTRIBUTIONS UNDER THE POLICY” and “FEDERAL TAX MATTERS.”) Please note that certain withdrawal requests must be made in writing and sent to NYLIAC’s Variable Products Service Center. (See “DISTRIBUTIONS UNDER THE POLICY—Surrenders and Withdrawals— (b) Partial Withdrawals and (c) Periodic Partial Withdrawals.”)

10. How will NYLIAC make Income Payments on the Annuity Commencement Date?

We will make Income Payments on a fixed basis. We do not currently offer a variable Income Payment option. We will make payments under the Life Income – Guaranteed Period Payment Option over the life of the Annuitant with a

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guarantee of 10 years of payments, even if the Annuitant dies sooner. Income Payments will always be the same specified amount. (See “DISTRIBUTIONS UNDER THE POLICY—Income Payments.”) We may offer other options, at our discretion, where permitted by state law.

11. What happens if I die before the Annuity Commencement Date?

Unless amended by any rider attached to the policy, if you die before the Annuity Commencement Date, we will pay the Beneficiary(ies) under the policy an amount equal to the greater of:

(a)

the Accumulation Value, less any outstanding loan balance, less Premium Credit amounts applied within the 12 months immediately preceding the date of death, as of the day we receive a claim form in Good Order, or

(b)	the Adjusted Death Benefit Premium Payments.

If the Beneficiary is the spouse (as defined under Federal law) of the Annuitant and the owner, see Question 12 (Also see “DISTRIBUTIONS UNDER THE POLICY—Death Before Annuity Commencement” and “FEDERAL TAX MATTERS.”)

12. What happens if my spouse is the Beneficiary?

If you die before the Annuity Commencement Date, your spouse (as defined under Federal law) may continue the policy as the new Owner if he/she is also the sole primary Beneficiary of the policy (for Non-Qualified, IRA, Roth IRA, SIMPLE IRA and SEP policies only; TSA and Inherited IRA policies are excluded). If you are also the Annuitant, your spouse will also become the new Annuitant. If your spouse chooses to continue the policy, we will not pay the death benefit proceeds as a consequence of your death. If you elect the EBB Rider and the Enhanced Spousal Continuance (ESC) Rider applies, see the EBB and ESC Riders for details.

13. Can I return the policy after it is delivered?

You can cancel the policy within 10 days of delivery of the policy or such longer period as required under state law. To cancel your policy, you must return it and/or provide a written request for cancellation to VPSC at one of the addresses listed in Question 16 of this Prospectus or to the registered representative through whom you purchased it. Except where you are entitled by law to receive the total of premium payments less any prior partial withdrawals, we will promptly return the Accumulation Value calculated as of the Business Day that either the registered representative through whom you purchased the policy or VPSC receives the policy along with the written request for cancellation in Good Order less any Premium Credit(s), but without any deduction for premium taxes or a surrender charge. We will set forth this provision in your policy. (See “THE POLICIES—Your Right to Cancel (“Free Look”).”)

14. What about voting rights?

You can instruct NYLIAC how to vote shares of the Funds in which you have a voting interest through the Separate Account. (See “VOTING RIGHTS.”)

15. Are policy loans available?

If you have purchased an Accumulation Value based M&E Charge policy in connection with a Code Section 403(b) Tax-Sheltered Annuity (“TSA”) plan, you may be able to borrow some of your Accumulation Value subject to certain conditions. Loans are not available for policies issued in the State of New York. You may not borrow any portion of your Accumulation Value if you have purchased a Premium based M&E Charge policy in connection with a TSA plan. (See “LOANS.”)

16. Where do I send written service requests to the NYLIAC Variable Products Service Center?

Certain service requests, including but not limited to death benefit claims and surrenders, are required to be in writing. All written service requests must be sent to the NYLIAC Variable Products Service Center (“VPSC”) at one of the following addresses:

18

	Regular Mail NYLIAC Variable Products Service Center Madison Square Station P.O. Box 922 New York, NY 10159	Express Mail NYLIAC Variable Products Service Center 51 Madison Avenue Floor 3B, Room 0304 New York, NY 10010

Death Claim	Regular Mail	Express Mail
forms may also be	New York Life	New York Life
submitted to	P.O. Box 130539	4849 Greenville Ave., STE 700
	Dallas, TX 75313-0539	Dallas, TX 75206

Written service requests will be effective as of the Business Day they are received in Good Order at VPSC at one of the addresses listed immediately above.

Faxed and e-mailed requests are not currently accepted, however, we reserve the right to accept them at our discretion. All service requests must be in Good Order. Please review all service request forms carefully and provide all required information that is applicable to the transaction. If your request is not in Good Order, we will not process it. We will make every reasonable attempt to notify you in writing of this situation. It is important that you inform NYLIAC of an address change so that you can receive important policy statements and other information.

17. How do I contact NYLIAC by Telephone or by the Internet?

a. By Telephone:

Certain service requests, including but not limited to obtaining current unit values may be made by telephone. You may reach our Customer Service Representatives at (800) 598-2019 on Business Days between the hours of 9:00 a.m. and 6:00 p.m. (Eastern Time).

b. By Internet:

Certain service requests, including but not limited to, transferring assets between investment options and e-mailing your registered representative, may be made via the Internet. For Internet-based requests please visit www.newyorklife.com and enter your user name and password. (See “THE POLICIES — Online Service at www.newyorklife.com.”)

We make online services available at our discretion. In addition, availability of online services may be interrupted temporarily at certain times. We do not assume responsibility for any loss if the online service should become unavailable. E-mail inquiries that are non-transactional may be sent through www.newyorklife.com once they have passed all security protocols to identify the policyowner.

You may authorize us to accept electronic instructions from a registered representative or the registered service assistant assigned to your policy in order to make premium allocations, transfers, partial withdrawals and changes to your investment objective and/or risk tolerance. You may also authorize your registered representative or registered service assistant to revise your Automatic Asset Reallocation (AAR) arrangement. Your AAR may be cancelled if a premium allocation change or transfer is submitted on your behalf that is inconsistent with your current AAR arrangements. You may prevent this cancellation if a conforming AAR change is processed within one Business Day of the inconsistent premium allocation change or transfer. You may also authorize us to accept telephone instructions from a registered representative to make transfers among investment options.

To authorize the registered representative(s) or registered service assistants assigned to your policy to make premium allocations and transfers (only a registered representative can make transfers by telephone), you must send a completed Trading and Partial Withdrawal Authorization Form to VPSC at one of the addresses listed in Question 16 of this Prospectus. We may revoke or deny Trading Authorization privileges for certain policyowners (See “THE POLICIES—Limits on Transfers”). Trading Authorization may be elected, changed or cancelled at any time. We will confirm all transactions in writing. Not all transactions are available on the Internet.

NYLIAC is not liable for any loss, cost or expense for action on instructions which are believed to be genuine in accordance with these procedures. As these parties act on your behalf, you are responsible for and bear the consequence of their instructions and other actions, including any limits on transfers. Transfer requests received after the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time, or received on a non-Business Day, will be priced as of the next Business Day.

19

18. Where do I send subsequent premium payments and loan repayments?

Subsequent premium payments and loan repayments should be sent to one of the following addresses:

Regular Mail	NYLIAC 75 Remittance Drive Suite 3021 Chicago, IL 60675-3021

Express Mail	NYLIAC, Suite 3021 c/o The Northern Trust Bank 350 North Orleans Street Receipt & Dispatch, 8th Floor Chicago, IL 60654

If in Good Order, subsequent premium payments and loan repayments will be credited as of the close of the Business Day on which they are received at one of the addresses noted in this Question 18. Please note that initial premium payments are those made in connection with the issuance of a policy and are processed in accordance with our procedures. (See “THE POLICIES — Policy Application and Premium Payments.”)

Acceptance of subsequent premium payments is subject to our Suitability Standards.

20

FINANCIAL STATEMENTS

The statutory statements of financial position of NYLIAC as of December 31, 2019 and 2018, and the related statutory statements of operations, of changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2019 (including the report of the independent registered public accounting firm) and each Separate Account’s statement of assets and liabilities as of December 31, 2019, and the statements of operations and of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements (including the report of the independent registered public accounting firm) are included in the SAI. The independent registered public accounting firm is PricewaterhouseCoopers LLP.

21

CONDENSED FINANCIAL INFORMATION

The following Accumulation Unit values and the number of Accumulation Units outstanding for each Investment Division for the fiscal years ended December 31 presented below are derived from the financial statements audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The policies were first offered on July 27, 2009. You should read this information in conjunction with the Separate Account’s audited financial statements and related notes that are included in the Statement of Additional Information.

For Accumulation Value based M&E Charge policies:

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
(Accumulation unit value in dollars and number of accumulation units in thousands)

MainStay VP Balanced – Service Class
2019	17.47	20.01	655
2018	19.22	17.47	825
2017	17.80	19.22	960
2016	16.46	17.80	954
2015	17.22	16.46	914
2014	15.83	17.22	829
2013	13.24	15.83	663
2012	12.01	13.24	419
2011	11.91	12.01	247
2010	10.68	11.91	109
MainStay VP Bond – Service Class
2019	11.52	12.33	1,026
2018	11.86	11.52	1,048
2017	11.64	11.86	1,142
2016	11.46	11.64	1,299
2015	11.65	11.46	1,279
2014	11.22	11.65	1,297
2013	11.65	11.22	1,274
2012	11.34	11.65	1,522
2011	10.78	11.34	1,012
2010	10.19	10.78	588
MainStay VP CBRE Global Infrastructure – Service Class
2019	7.05	7.29	45
2018	9.94	7.05	56
2017	9.39	9.94	55
2016	7.43	9.39	70
2015(e)	10.00	7.43	8
MainStay VP Conservative Allocation – Service Class
2019	14.59	16.43	2,286
2018	15.89	14.59	2,942
2017	14.62	15.89	3,403
2016	14.01	14.62	3,660
2015	14.48	14.01	3,944
2014	14.15	14.48	3,701
2013	12.76	14.15	3,257
2012	11.75	12.76	2,514
2011	11.63	11.75	1,742
2010	10.58	11.63	737
MainStay VP Emerging Markets Equity – Service Class
2019	7.48	8.82	327
2018	9.60	7.48	387
2017	6.83	9.60	473
2016	6.56	6.83	480
2015	7.98	6.56	528

22

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2014	9.23	7.98	479
2013	9.95	9.23	387
2012(b)	10.00	9.95	316
MainStay VP Epoch U.S. Equity Yield – Service Class
2019	19.65	23.95	554
2018	21.14	19.65	662
2017	18.15	21.14	789
2016	17.64	18.15	878
2015	18.68	17.64	1,025
2014	17.49	18.68	969
2013	13.68	17.49	808
2012	12.06	13.68	589
2011	12.48	12.06	470
2010	10.76	12.48	307
MainStay VP Fidelity Institutional AM® Utilities – Service Class
2019	14.31	17.30	2,152
2018	14.47	14.31	2,658
2017	12.85	14.47	3,195
2016	11.75	12.85	3,539
2015	13.99	11.75	3,833
2014	12.65	13.99	3,649
2013	10.72	12.65	2,762
2012(b)	10.00	10.72	1,674
MainStay VP Floating Rate – Service Class
2019	12.26	13.05	1,689
2018	12.51	12.26	2,289
2017	12.26	12.51	2,294
2016	11.52	12.26	2,517
2015	11.70	11.52	2,585
2014	11.82	11.70	2,565
2013	11.53	11.82	2,280
2012	10.97	11.53	1,424
2011	10.94	10.97	1,085
2010	10.31	10.94	560
MainStay VP Growth Allocation – Service Class
2019	18.31	22.39	747
2018	21.40	18.31	874
2017	17.78	21.40	970
2016	16.84	17.78	1,077
2015	17.72	16.84	1,107
2014	17.22	17.72	816
2013	13.41	17.22	399
2012	11.84	13.41	206
2011	12.39	11.84	200
2010	10.98	12.39	145
MainStay VP Income Builder – Service Class
2019	18.15	21.02	789
2018	19.51	18.15	838
2017	17.67	19.51	976
2016	16.48	17.67	1,015
2015	17.40	16.48	991
2014	16.41	17.40	931
2013	14.13	16.41	635
2012	12.52	14.13	270
2011	12.25	12.52	137

23

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2010	10.88	12.25	74
MainStay VP Indexed Bond – Service Class
2019	9.76	10.37	138
2018	10.02	9.76	74
2017(g)	10.00	10.02	0
MainStay VP IQ Hedge Multi-Strategy – Service Class
2019	7.56	8.05	1,364
2018(j)	8.28	7.56	1,532
2017	8.46	8.28	1,742
2016	8.61	8.46	1,835
2015	9.52	8.61	1,956
2014	11.02	9.52	1,979
2013(c)	10.00	11.02	1,110
MainStay VP Janus Henderson Balanced – Initial Class
2019	15.41	18.64	101
2018	15.61	15.41	156
2017	13.40	15.61	177
2016	13.02	13.40	208
2015	13.14	13.02	219
2014	12.29	13.14	239
2013	10.40	12.29	250
2012(b)	10.00	10.40	272
MainStay VP Janus Henderson Balanced – Service Class
2019	15.15	18.27	1,754
2018	15.38	15.15	2,034
2017	13.24	15.38	2,085
2016	12.89	13.24	2,109
2015	13.05	12.89	2,300
2014	12.23	13.05	2,098
2013	10.38	12.23	1,850
2012(b)	10.00	10.38	1,490
MainStay VP MacKay Common Stock – Service Class
2019	23.90	29.60	129
2018	25.87	23.90	166
2017	21.47	25.87	197
2016	20.05	21.47	190
2015	20.26	20.05	177
2014	18.03	20.26	246
2013	13.54	18.03	94
2012	11.83	13.54	51
2011	11.87	11.83	26
2010	10.74	11.87	13
MainStay VP MacKay Convertible – Service Class
2019	19.34	23.23	842
2018	20.17	19.34	908
2017	18.35	20.17	1,058
2016	16.69	18.35	1,043
2015	17.24	16.69	1,176
2014	16.27	17.24	1,161
2013	13.23	16.27	1,024
2012	12.35	13.23	815
2011	13.22	12.35	708
2010	11.43	13.22	398
MainStay VP MacKay Government – Service Class
2019	10.39	10.75	606

24

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2018	10.60	10.39	733
2017	10.58	10.60	732
2016	10.67	10.58	833
2015	10.82	10.67	765
2014	10.54	10.82	776
2013	11.01	10.54	778
2012	10.79	11.01	828
2011	10.38	10.79	563
2010	10.04	10.38	344
MainStay VP MacKay Growth – Service Class
2019	20.88	26.64	86
2018	22.23	20.88	95
2017	17.37	22.23	120
2016	17.63	17.37	120
2015	17.52	17.63	129
2014	16.41	17.52	131
2013	13.41	16.41	100
2012	11.89	13.41	77
2011	12.28	11.89	26
2010	11.16	12.28	20
MainStay VP MacKay High Yield Corporate Bond – Service Class
2019	16.33	18.15	5,687
2018	16.90	16.33	6,819
2017	16.11	16.90	8,173
2016	14.13	16.11	8,839
2015	14.63	14.13	8,833
2014	14.65	14.63	9,609
2013	14.00	14.65	9,039
2012	12.58	14.00	7,017
2011	12.07	12.58	4,216
2010	10.92	12.07	2,406
MainStay VP MacKay International Equity – Service Class
2019	12.95	15.86	386
2018	14.93	12.95	507
2017	11.47	14.93	622
2016	12.30	11.47	586
2015	11.80	12.30	723
2014	12.35	11.80	718
2013	10.94	12.35	547
2012	9.33	10.94	385
2011	11.33	9.33	349
2010	11.00	11.33	222
MainStay VP MacKay Mid Cap Core – Service Class
2019	24.94	30.07	340
2018	28.88	24.94	396
2017	24.70	28.88	428
2016	22.64	24.70	466
2015	23.96	22.64	491
2014	21.35	23.96	505
2013	15.30	21.35	359
2012	13.27	15.30	169
2011	13.94	13.27	125
2010	11.49	13.94	70
MainStay VP MacKay S&P 500 Index – Service Class
2019	24.92	32.09	787

25

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2018	26.60	24.92	821
2017	22.32	26.60	953
2016	20.38	22.32	969
2015	20.54	20.38	888
2014	18.47	20.54	715
2013	14.26	18.47	461
2012	12.57	14.26	250
2011	12.57	12.57	161
2010	11.17	12.57	64
MainStay VP MacKay Small Cap Core – Service Class
2019	10.95	12.66	597
2018	13.15	10.95	310
2017	11.77	13.15	343
2016(f)	10.00	11.77	400
MainStay VP MacKay Unconstrained Bond – Service Class
2019	11.20	11.76	2,525
2018	11.55	11.20	2,826
2017	11.23	11.55	3,338
2016	10.65	11.23	3,473
2015	11.12	10.65	4,443
2014	11.12	11.12	2,993
2013	10.88	11.12	1,557
2012	9.74	10.88	630
2011(a)	10.00	9.74	130
MainStay VP Mellon Natural Resources – Initial Class
2019	4.97	5.71	720
2018	7.09	4.97	872
2017	7.25	7.09	1,020
2016	5.15	7.25	1,231
2015	7.80	5.15	1,243
2014	9.77	7.80	1,115
2013	8.95	9.77	1,011
2012(b)	10.00	8.95	962
MainStay VP Moderate Allocation – Service Class
2019	15.99	18.56	2,249
2018	17.79	15.99	2,701
2017	15.77	17.79	3,082
2016	15.11	15.77	3,343
2015	15.65	15.11	3,523
2014	15.25	15.65	3,096
2013	13.04	15.25	2,578
2012	11.81	13.04	2,116
2011	11.92	11.81	1,487
2010	10.74	11.92	689
MainStay VP Moderate Growth Allocation – Service Class
2019	17.41	20.74	3,355
2018	19.87	17.41	4,049
2017	17.07	19.87	4,588
2016	16.18	17.07	4,925
2015	16.88	16.18	5,136
2014	16.45	16.88	4,981
2013	13.32	16.45	4,149
2012	11.84	13.32	3,170
2011	12.21	11.84	2,082
2010	10.89	12.21	974

26

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
MainStay VP PIMCO Real Return – Service Class
2019	8.97	9.59	1,338
2018	9.39	8.97	1,479
2017	9.25	9.39	1,605
2016	8.95	9.25	1,710
2015	9.35	8.95	1,881
2014	9.29	9.35	2,027
2013	10.41	9.29	2,170
2012(b)	10.00	10.41	2,246
MainStay VP Small Cap Growth – Initial Class
2019	14.61	18.05	57
2018	16.30	14.61	91
2017	13.49	16.30	138
2016	12.47	13.49	162
2015	12.79	12.47	200
2014	12.69	12.79	229
2013	9.85	12.69	247
2012(b)	10.00	9.85	283
MainStay VP Small Cap Growth – Service Class
2019	13.19	16.25	113
2018	14.75	13.19	135
2017	12.24	14.75	140
2016	11.34	12.24	133
2015	11.66	11.34	250
2014	11.60	11.66	163
2013(c)	10.00	11.60	36
MainStay VP T. Rowe Price Equity Income – Service Class
2019	15.51	19.23	404
2018	17.44	15.51	523
2017	15.30	17.44	637
2016	13.12	15.30	703
2015	14.35	13.12	727
2014	13.57	14.35	692
2013	10.61	13.57	558
2012(b)	10.00	10.61	375
MainStay VP U.S. Government Money Market – Initial Class
2019	8.72	8.73	864
2018	8.75	8.72	1,631
2017	8.85	8.75	1,279
2016	9.00	8.85	1,830
2015	9.15	9.00	2,221
2014	9.30	9.15	2,101
2013	9.45	9.30	1,557
2012	9.61	9.45	1,425
2011	9.77	9.61	1,206
2010	9.93	9.77	425
MainStay VP Winslow Large Cap Growth – Service Class
2019	26.85	35.21	612
2018	26.43	26.85	752
2017	20.34	26.43	873
2016	21.22	20.34	921
2015	20.36	21.22	1,022
2014	18.76	20.36	847
2013	14.01	18.76	722
2012	12.62	14.01	548

27

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2011	12.90	12.62	364
2010	11.32	12.90	207
American Funds IS Asset Allocation Fund – Class 4
2019	9.48	11.27	274
2018(i)	10.00	9.48	158
American Funds IS Blue Chip Income and Growth Fund – Class 4
2019	9.49	11.30	157
2018	10.59	9.49	117
2017(h)	10.00	10.59	2
American Funds IS Global Small Capitalization Fund – Class 4
2019	9.98	12.88	44
2018	11.37	9.98	67
2017	9.20	11.37	61
2016	9.19	9.20	43
2015(e)	10.00	9.19	17
American Funds IS Growth Fund – Class 4
2019	9.99	12.82	49
2018	10.21	9.99	56
2017(h)	10.00	10.21	0
American Funds IS New World Fund® – Class 4
2019	9.62	12.19	271
2018	11.41	9.62	335
2017	8.99	11.41	401
2016	8.70	8.99	287
2015	9.15	8.70	284
2014(d)	10.00	9.15	106
BlackRock® Global Allocation V.I. Fund – Class III
2019	11.01	12.75	1,610
2018	12.11	11.01	1,888
2017	10.83	12.11	2,143
2016	10.60	10.83	2,290
2015	10.89	10.60	2,597
2014	10.86	10.89	2,764
2013	9.65	10.86	2,459
2012	8.92	9.65	1,745
2011(a)	10.00	8.92	517
BlackRock® High Yield V.I. Fund – Class III
2019	10.37	11.72	410
2018	10.86	10.37	438
2017	10.31	10.86	482
2016	9.28	10.31	454
2015	9.81	9.28	344
2014(d)	10.00	9.81	152
BNY Mellon IP Technology Growth Portfolio – Service Shares
2019	30.37	37.50	224
2018	31.28	30.37	260
2017	22.34	31.28	342
2016	21.75	22.34	325
2015	20.88	21.75	372
2014	19.92	20.88	287
2013	15.28	19.92	222
2012	13.47	15.28	179
2011	14.89	13.47	133
2010	11.68	14.89	96
ClearBridge Variable Appreciation Portfolio – Class II

28

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2019	10.66	13.58	17
2018	11.05	10.66	22
2017(g)	10.00	11.05	0
Columbia Variable Portfolio – Commodity Strategy Fund – Class 2
2019	7.03	7.45	15
2018	8.33	7.03	17
2017	8.32	8.33	18
2016	7.53	8.32	20
2015(e)	10.00	7.53	20
Columbia Variable Portfolio – Emerging Markets Bond Fund – Class 2
2019	10.28	11.33	155
2018	11.28	10.28	128
2017	10.27	11.28	90
2016	9.40	10.27	35
2015(e)	10.00	9.40	1
Columbia Variable Portfolio – Small Cap Value Fund – Class 2
2019	19.32	22.99	99
2018	24.01	19.32	115
2017	21.41	24.01	132
2016	16.40	21.41	187
2015	17.80	16.40	154
2014	17.56	17.80	165
2013	13.32	17.56	139
2012	12.17	13.32	97
2011	13.18	12.17	62
2010	10.59	13.18	30
Delaware VIP® Small Cap Value Series – Service Class
2019	8.49	10.66	14
2018	10.39	8.49	9
2017(h)	10.00	10.39	0
DWS Alternative Asset Allocation VIP – Class B
2019	9.41	10.58	166
2018	10.55	9.41	136
2017	10.02	10.55	41
2016(f)	10.00	10.02	11
Fidelity® VIP ContrafundSM Portfolio – Service Class 2
2019	22.86	29.52	1,230
2018	24.89	22.86	1,532
2017	20.81	24.89	1,788
2016	19.64	20.81	1,913
2015	19.88	19.64	1,936
2014	18.11	19.88	1,600
2013	14.06	18.11	967
2012	12.30	14.06	597
2011	12.87	12.30	427
2010	11.19	12.87	254
Fidelity® VIP Emerging Markets Portfolio – Service Class 2
2019	8.23	10.45	11
2018(i)	10.00	8.23	9
Fidelity® VIP Equity-Income PortfolioSM – Service Class 2
2019	20.53	25.67	298
2018	22.82	20.53	332
2017	20.59	22.82	378
2016	17.79	20.59	464
2015	18.88	17.79	439

29

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2014	17.70	18.88	453
2013	14.07	17.70	323
2012	12.22	14.07	210
2011	12.35	12.22	163
2010	10.92	12.35	109
Fidelity® VIP FundsManager® 60% Portfolio – Service Class
2019(k)	10.00	10.75	33
Fidelity® VIP Growth Opportunities Portfolio – Service Class 2
2019	16.71	23.10	251
2018	15.14	16.71	179
2017	11.47	15.14	138
2016	11.66	11.47	87
2015	11.25	11.66	304
2014(d)	10.00	11.25	17
Fidelity® VIP Health Care Portfolio – Service Class 2
2019(k)	10.00	12.13	10
Fidelity® VIP International Index Portfolio – Service Class 2
2019(k)	10.00	10.65	0
Fidelity® VIP Mid Cap Portfolio – Service Class 2
2019	20.55	24.90	241
2018	24.52	20.55	325
2017	20.68	24.52	413
2016	18.78	20.68	502
2015	19.41	18.78	502
2014	18.61	19.41	489
2013	13.92	18.61	452
2012	12.36	13.92	411
2011	14.09	12.36	367
2010	11.14	14.09	227
Invesco V.I. American Value Fund – Series II Shares
2019	11.84	14.52	188
2018	13.82	11.84	132
2017	12.81	13.82	144
2016	11.30	12.81	232
2015	12.67	11.30	107
2014	11.77	12.67	108
2013(c)	10.00	11.77	18
Invesco V.I. International Growth Fund – Series II Shares
2019	9.10	11.48	287
2018	10.91	9.10	373
2017	9.04	10.91	373
2016	9.25	9.04	385
2015	9.66	9.25	356
2014(d)	10.00	9.66	131
Janus Henderson Enterprise Portfolio – Service Shares
2019	9.96	13.24	104
2018	10.19	9.96	32
2017(h)	10.00	10.19	0
Janus Henderson Global Research Portfolio – Service Shares
2019	17.72	22.43	126
2018	19.39	17.72	144
2017	15.56	19.39	158
2016	15.53	15.56	167
2015	16.20	15.53	213
2014	15.37	16.20	188

30

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2013	12.20	15.37	169
2012	10.35	12.20	97
2011	12.23	10.35	61
2010	10.76	12.23	45
MFS® International Intrinsic Value Portfolio – Service Class
2019	10.06	12.43	69
2018	11.33	10.06	72
2017(g)	10.00	11.33	33
MFS® Investors Trust Series – Service Class
2019	20.12	25.97	172
2018	21.69	20.12	193
2017	17.92	21.69	198
2016	16.82	17.92	166
2015	17.11	16.82	157
2014	15.71	17.11	91
2013	12.13	15.71	50
2012	10.37	12.13	10
2011	10.81	10.37	3
2010	9.91	10.81	3
MFS® Research Series – Service Class
2019	24.06	31.38	137
2018	25.64	24.06	141
2017	21.18	25.64	146
2016	19.85	21.18	145
2015	20.07	19.85	64
2014	18.56	20.07	61
2013	14.30	18.56	42
2012	12.43	14.30	18
2011	12.73	12.43	9
2010	11.19	12.73	2
Morgan Stanley VIF U.S. Real Estate Portfolio – Class II
2019	10.97	12.81	155
2018	12.12	10.97	177
2017	11.98	12.12	228
2016	11.43	11.98	329
2015	11.40	11.43	321
2014	8.96	11.40	231
2013(c)	10.00	8.96	74
Neuberger Berman AMT Mid Cap Growth Portfolio – Class S
2019	24.34	31.72	248
2018	26.49	24.34	250
2017	21.62	26.49	326
2016	21.10	21.62	306
2015	21.24	21.10	483
2014	20.12	21.24	302
2013	15.46	20.12	218
2012	14.02	15.46	156
2011	14.22	14.02	73
2010	11.23	14.22	46
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged) – Advisor Class
2019	11.10	11.67	838
2018	11.06	11.10	921
2017	10.96	11.06	966
2016	10.47	10.96	996
2015	10.62	10.47	933

31

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2014(d)	10.00	10.62	414
PIMCO VIT Low Duration Portfolio – Advisor Class
2019	9.77	9.99	83
2018	9.91	9.77	92
2017	9.95	9.91	73
2016(f)	10.00	9.95	55
PIMCO VIT Total Return Portfolio – Advisor Class
2019	10.15	10.81	1,093
2018	10.39	10.15	1,053
2017	10.08	10.39	1,049
2016	9.98	10.08	1,023
2015	10.12	9.98	924
2014(d)	10.00	10.12	369
Victory VIF Diversified Stock Fund – Class A Shares
2019	18.82	23.77	27
2018	22.08	18.82	36
2017	17.75	22.08	37
2016	17.37	17.75	40
2015	18.22	17.37	41
2014	16.81	18.22	37
2013	12.76	16.81	22
2012	11.16	12.76	21
2011	12.17	11.16	19
2010	11.02	12.17	13

(a)	For the period May 1, 2011 (commencement of operations in the Separate Account) through December 31, 2011.

(b)	For the period February 17, 2012 (commencement of operations in the Separate Account) through December 31, 2012.

(c)	For the period May 1, 2013 (commencement of operations in the Separate Account) through December 31, 2013.

(d)	For the period May 1, 2014 (commencement of operations in the Separate Account) through December 31, 2014.

(e)	For the period May 1, 2015 (commencement of operations in the Separate Account) through December 31, 2015.

(f)	For the Period May 1, 2016 (commencement of operations in the Separate Account) through December 31, 2016.

(g)	For the Period May 1, 2017 (commencement of operations in the Separate Account) through December 31, 2017.

(h)	For the Period November 13, 2017 (commencement of operations in the Separate Account) through December 31, 2017.

(i)	For the Period May 1, 2018 (commencement of operations in the Separate Account) through December 31, 2018.

(j)	On November 30, 2018, MainStay VP Absolute Return Multi-Strategy merged into MainStay VP IQ Hedge Multi-Strategy.

(k)	For the Period May 1, 2019 (commencement of operations in the Separate Account) through December 31, 2019.

32

For Premium based M&E Charge Policies:

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
(Accumulation unit value in dollars and number of accumulation units in thousands)

MainStay VP Balanced – Service Class
2019	20.61	24.01	4,883
2018	22.31	20.61	5,729
2017	20.33	22.31	6,821
2016	18.48	20.33	7,596
2015	19.02	18.48	7,711
2014	17.20	19.02	6,704
2013	14.15	17.20	5,370
2012	12.63	14.15	3,483
2011	12.31	12.63	2,271
2010	10.86	12.31	943
MainStay VP Bond – Service Class
2019	13.48	14.67	6,285
2018	13.65	13.48	6,832
2017	13.17	13.65	7,842
2016	12.76	13.17	8,766
2015	12.76	12.76	8,612
2014	12.09	12.76	8,523
2013	12.34	12.09	8,149
2012	11.82	12.34	8,229
2011	11.05	11.82	5,253
2010	10.27	11.05	2,894
MainStay VP CBRE Global Infrastructure – Service Class
2019	7.49	7.87	404
2018	10.39	7.49	493
2017	9.65	10.39	614
2016	7.51	9.65	657
2015(e)	10.00	7.51	184
MainStay VP Conservative Allocation – Service Class
2019	16.99	19.47	11,945
2018	18.21	16.99	14,257
2017	16.48	18.21	16,595
2016	15.53	16.48	18,331
2015	15.79	15.53	20,162
2014	15.18	15.79	19,954
2013	13.46	15.18	18,068
2012	12.19	13.46	13,788
2011	11.88	12.19	8,323
2010	10.63	11.88	3,346
MainStay VP Emerging Markets Equity – Service Class
2019	8.38	10.04	2,938
2018	10.57	8.38	3,716
2017	7.41	10.57	5,000
2016	6.99	7.41	4,936
2015	8.36	6.99	5,358
2014	9.52	8.36	5,323
2013	10.10	9.52	4,102
2012(b)	10.00	10.10	3,784
MainStay VP Epoch U.S. Equity Yield – Service Class
2019	23.67	29.32	3,731
2018	25.04	23.67	4,487
2017	21.15	25.04	5,275

33

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2016	20.22	21.15	6,102
2015	21.06	20.22	6,761
2014	19.39	21.06	6,708
2013	14.92	19.39	5,306
2012	12.94	14.92	3,647
2011	13.17	12.94	3,108
2010	11.17	13.17	1,946
MainStay VP Fidelity Institutional AM® Utilities – Service Class
2019	16.02	19.70	16,810
2018	15.94	16.02	20,262
2017	13.93	15.94	24,555
2016	12.53	13.93	26,997
2015	14.67	12.53	30,131
2014	13.05	14.67	27,861
2013	10.87	13.05	19,591
2012(b)	10.00	10.87	10,209
MainStay VP Floating Rate – Service Class
2019	14.40	15.58	10,838
2018	14.45	14.40	12,972
2017	13.93	14.45	13,341
2016	12.88	13.93	14,305
2015	12.86	12.88	15,329
2014	12.78	12.86	15,356
2013	12.27	12.78	12,474
2012	11.48	12.27	8,231
2011	11.26	11.48	5,344
2010	10.44	11.26	2,910
MainStay VP Growth Allocation – Service Class
2019	21.37	26.55	9,452
2018	24.56	21.37	10,725
2017	20.07	24.56	12,111
2016	18.70	20.07	13,661
2015	19.35	18.70	14,402
2014	18.50	19.35	9,869
2013	14.17	18.50	3,975
2012	12.30	14.17	2,160
2011	12.67	12.30	1,933
2010	11.04	12.67	1,289
MainStay VP Income Builder – Service Class
2019	21.35	25.14	5,085
2018	22.58	21.35	5,503
2017	20.11	22.58	6,763
2016	18.45	20.11	7,118
2015	19.16	18.45	6,965
2014	17.77	19.16	6,052
2013	15.05	17.77	4,018
2012	13.12	15.05	1,564
2011	12.63	13.12	564
2010	11.03	12.63	187
MainStay VP Indexed Bond – Service Class
2019	10.04	10.84	1,358
2018	10.13	10.04	434
2017(g)	10.00	10.13	98
MainStay VP IQ Hedge Multi-Strategy – Service Class
2019	8.30	8.99	12,798

34

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2018(j)	8.94	8.30	14,253
2017	8.99	8.94	16,313
2016	9.00	8.99	17,390
2015	9.79	9.00	18,459
2014	11.14	9.79	17,625
2013(c)	10.00	11.14	7,608
MainStay VP Janus Henderson Balanced – Initial Class
2019	17.26	21.22	692
2018	17.19	17.26	878
2017	14.53	17.19	1,061
2016	13.87	14.53	1,222
2015	13.78	13.87	1,388
2014	12.68	13.78	1,531
2013	10.55	12.68	1,704
2012(b)	10.00	10.55	1,885
MainStay VP Janus Henderson Balanced – Service Class
2019	16.97	20.81	12,884
2018	16.94	16.97	14,653
2017	14.35	16.94	15,604
2016	13.74	14.35	16,903
2015	13.68	13.74	17,290
2014	12.62	13.68	16,082
2013	10.53	12.62	14,631
2012(b)	10.00	10.53	11,228
MainStay VP MacKay Common Stock – Service Class
2019	28.72	36.15	1,371
2018	30.58	28.72	1,690
2017	24.96	30.58	2,069
2016	22.93	24.96	2,310
2015	22.79	22.93	2,126
2014	19.95	22.79	1,554
2013	14.74	19.95	651
2012	12.66	14.74	284
2011	12.50	12.66	164
2010	11.13	12.50	105
MainStay VP MacKay Convertible – Service Class
2019	22.61	27.62	6,743
2018	23.20	22.61	7,467
2017	20.76	23.20	7,626
2016	18.57	20.76	7,829
2015	18.87	18.57	8,458
2014	17.52	18.87	7,254
2013	14.01	17.52	5,811
2012	12.87	14.01	4,127
2011	13.54	12.87	3,733
2010	11.52	13.54	2,275
MainStay VP MacKay Government – Service Class
2019	12.21	12.84	2,997
2018	12.25	12.21	3,184
2017	12.02	12.25	3,463
2016	11.92	12.02	4,394
2015	11.89	11.92	4,022
2014	11.40	11.89	3,781
2013	11.71	11.40	3,644
2012	11.29	11.71	4,298

35

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2011	10.68	11.29	2,669
2010	10.17	10.68	1,515
MainStay VP MacKay Growth – Service Class
2019	24.61	31.92	369
2018	25.77	24.61	433
2017	19.81	25.77	515
2016	19.78	19.81	669
2015	19.33	19.78	743
2014	17.81	19.33	604
2013	14.32	17.81	554
2012	12.49	14.32	378
2011	12.69	12.49	201
2010	11.34	12.69	122
MainStay VP MacKay High Yield Corporate Bond – Service Class
2019	19.21	21.69	33,771
2018	19.54	19.21	38,388
2017	18.33	19.54	44,727
2016	15.81	18.33	46,644
2015	16.10	15.81	50,200
2014	15.86	16.10	48,956
2013	14.91	15.86	41,359
2012	13.18	14.91	31,147
2011	12.43	13.18	17,329
2010	11.06	12.43	8,564
MainStay VP MacKay International Equity – Service Class
2019	15.10	18.80	3,194
2018	17.12	15.10	3,969
2017	12.94	17.12	4,416
2016	13.65	12.94	4,831
2015	12.89	13.65	5,248
2014	13.27	12.89	5,202
2013	11.55	13.27	3,811
2012	9.69	11.55	2,844
2011	11.57	9.69	2,646
2010	11.06	11.57	1,671
MainStay VP MacKay Mid Cap Core – Service Class
2019	28.51	34.95	2,590
2018	32.47	28.51	2,955
2017	27.32	32.47	3,467
2016	24.64	27.32	3,918
2015	25.64	24.64	4,234
2014	22.48	25.64	4,165
2013	15.85	22.48	2,886
2012	13.52	15.85	1,397
2011	13.97	13.52	1,034
2010	11.33	13.97	579
MainStay VP MacKay S&P 500 Index – Service Class
2019	28.98	37.94	5,839
2018	30.43	28.98	6,437
2017	25.11	30.43	6,987
2016	22.55	25.11	6,421
2015	22.36	22.55	5,602
2014	19.78	22.36	4,251
2013	15.02	19.78	2,483
2012	13.02	15.02	1,199

36

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2011	12.81	13.02	783
2010	11.20	12.81	463
MainStay VP MacKay Small Cap Core – Service Class
2019	11.45	13.45	5,370
2018	13.52	11.45	2,832
2017	11.89	13.52	3,227
2016(f)	10.00	11.89	3,652
MainStay VP MacKay Unconstrained Bond – Service Class
2019	12.71	13.58	20,334
2018	12.90	12.71	22,568
2017	12.34	12.90	26,429
2016	11.51	12.34	27,576
2015	11.82	11.51	29,394
2014	11.63	11.82	22,578
2013	11.19	11.63	9,822
2012	9.85	11.19	4,002
2011(a)	10.00	9.85	998
MainStay VP Mellon Natural Resources – Initial Class
2019	5.57	6.50	6,610
2018	7.81	5.57	7,903
2017	7.86	7.81	9,263
2016	5.48	7.86	9,980
2015	8.18	5.48	10,752
2014	10.08	8.18	9,394
2013	9.08	10.08	8,019
2012(b)	10.00	9.08	7,711
MainStay VP Moderate Allocation – Service Class
2019	18.65	22.01	16,092
2018	20.41	18.65	19,959
2017	17.80	20.41	22,425
2016	16.77	17.80	24,732
2015	17.09	16.77	26,413
2014	16.37	17.09	25,938
2013	13.78	16.37	23,767
2012	12.27	13.78	18,836
2011	12.18	12.27	13,036
2010	10.80	12.18	5,897
MainStay VP Moderate Growth Allocation – Service Class
2019	20.93	25.35	29,643
2018	23.50	20.93	36,495
2017	19.86	23.50	41,492
2016	18.51	19.86	45,771
2015	19.01	18.51	49,465
2014	18.22	19.01	47,673
2013	14.50	18.22	41,132
2012	12.68	14.50	32,612
2011	12.87	12.68	22,018
2010	11.28	12.87	8,355
MainStay VP PIMCO Real Return – Service Class
2019	10.05	10.92	8,759
2018	10.34	10.05	9,959
2017	10.02	10.34	11,124
2016	9.54	10.02	11,936
2015	9.80	9.54	12,937
2014	9.58	9.80	14,568

37

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2013	10.56	9.58	15,509
2012(b)	10.00	10.56	15,792
MainStay VP Small Cap Growth – Initial Class
2019	16.36	20.55	391
2018	17.96	16.36	535
2017	14.62	17.96	698
2016	13.29	14.62	818
2015	13.41	13.29	989
2014	13.08	13.41	1,188
2013	10.00	13.08	1,375
2012(b)	10.00	10.00	1,722
MainStay VP Small Cap Growth – Service Class
2019	14.48	18.14	1,110
2018	15.93	14.48	1,154
2017	13.00	15.93	1,057
2016	11.85	13.00	931
2015	11.99	11.85	1,143
2014	11.72	11.99	564
2013(c)	10.00	11.72	187
MainStay VP T. Rowe Price Equity Income – Service Class
2019	17.37	21.89	2,566
2018	19.22	17.37	3,225
2017	16.58	19.22	3,951
2016	13.99	16.58	4,240
2015	15.04	13.99	4,334
2014	14.00	15.04	4,023
2013	10.76	14.00	3,025
2012(b)	10.00	10.76	1,874
MainStay VP U.S. Government Money Market – Initial Class
2019	10.19	10.37	8,417
2018	10.05	10.19	12,765
2017	10.01	10.05	10,431
2016	10.01	10.01	16,837
2015	10.01	10.01	15,996
2014	10.01	10.01	10,483
2013	10.00	10.01	10,333
2012	10.00	10.00	10,000
2011	10.00	10.00	7,744
2010	10.00	10.00	2,659
MainStay VP Winslow Large Cap Growth – Service Class
2019	31.75	42.32	4,549
2018	30.73	31.75	5,213
2017	23.27	30.73	5,521
2016	23.87	23.27	6,108
2015	22.54	23.87	6,420
2014	20.42	22.54	5,313
2013	15.00	20.42	4,279
2012	13.30	15.00	3,259
2011	13.37	13.30	2,245
2010	11.53	13.37	1,380
American Funds IS Asset Allocation Fund – Class 4
2019	9.58	11.59	2,383
2018(i)	10.00	9.58	1,517
American Funds IS Blue Chip Income and Growth Fund – Class 4
2019	9.67	11.70	1,383

38

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2018	10.61	9.67	833
2017(h)	10.00	10.61	38
American Funds IS Global Small Capitalization Fund – Class 4
2019	10.60	13.91	366
2018	11.88	10.60	380
2017	9.46	11.88	353
2016	9.29	9.46	194
2015(e)	10.00	9.29	173
American Funds IS Growth Fund – Class 4
2019	10.18	13.28	990
2018	10.23	10.18	754
2017(h)	10.00	10.23	43
American Funds IS New World Fund® – Class 4
2019	10.39	13.39	2,842
2018	12.12	10.39	3,327
2017	9.39	12.12	3,246
2016	8.94	9.39	3,227
2015	9.25	8.94	3,192
2014(d)	10.00	9.25	1,137
BlackRock® Global Allocation V.I. Fund – Class III
2019	12.49	14.71	17,195
2018	13.52	12.49	20,559
2017	11.89	13.52	23,207
2016	11.45	11.89	25,582
2015	11.57	11.45	28,104
2014	11.35	11.57	29,719
2013	9.92	11.35	27,094
2012	9.02	9.92	18,939
2011(a)	10.00	9.02	5,287
BlackRock® High Yield V.I. Fund – Class III
2019	11.20	12.86	4,260
2018	11.53	11.20	4,140
2017	10.77	11.53	4,192
2016	9.54	10.77	4,134
2015	9.92	9.54	3,785
2014(d)	10.00	9.92	1,629
BNY Mellon IP Technology Growth Portfolio – Service Shares
2019	35.51	44.57	2,169
2018	35.97	35.51	2,517
2017	25.27	35.97	2,626
2016	24.21	25.27	2,499
2015	22.85	24.21	2,555
2014	21.44	22.85	2,106
2013	16.19	21.44	1,740
2012	14.03	16.19	1,595
2011	15.26	14.03	1,188
2010	11.77	15.26	612
ClearBridge Variable Appreciation Portfolio – Class II
2019	10.95	14.19	470
2018	11.18	10.95	197
2017(g)	10.00	11.18	50
Columbia Variable Portfolio – Commodity Strategy Fund – Class 2
2019	7.47	8.05	134
2018	8.70	7.47	173
2017	8.55	8.70	193

39

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2016	7.61	8.55	180
2015(e)	10.00	7.61	62
Columbia Variable Portfolio – Emerging Markets Bond Fund – Class 2
2019	10.92	12.24	1,404
2018	11.79	10.92	1,198
2017	10.55	11.79	1,229
2016	9.50	10.55	539
2015(e)	10.00	9.50	105
Columbia Variable Portfolio – Small Cap Value Fund – Class 2
2019	23.26	28.14	956
2018	28.42	23.26	1,201
2017	24.93	28.42	1,354
2016	18.78	24.93	1,507
2015	20.05	18.78	1,488
2014	19.46	20.05	1,551
2013	14.52	19.46	1,270
2012	13.05	14.52	756
2011	13.90	13.05	480
2010	10.99	13.90	291
Delaware VIP® Small Cap Value Series – Service Class
2019	8.65	11.04	233
2018	10.41	8.65	137
2017(h)	10.00	10.41	19
DWS Alternative Asset Allocation VIP – Class B
2019	9.83	11.24	1,395
2018	10.84	9.83	952
2017	10.13	10.84	529
2016(f)	10.00	10.13	296
Fidelity® VIP ContrafundSM Portfolio – Service Class 2
2019	27.21	35.72	9,170
2018	29.14	27.21	11,073
2017	23.97	29.14	12,512
2016	22.25	23.97	13,846
2015	22.16	22.25	15,206
2014	19.84	22.16	11,423
2013	15.15	19.84	6,028
2012	13.05	15.15	3,372
2011	13.42	13.05	2,621
2010	11.48	13.42	1,745
Fidelity® VIP Emerging Markets Portfolio – Service Class 2
2019	8.32	10.75	155
2018(i)	10.00	8.32	83
Fidelity® VIP Equity-Income PortfolioSM – Service Class 2
2019	24.09	30.62	1,465
2018	26.34	24.09	1,543
2017	23.38	26.34	1,682
2016	19.86	23.38	2,002
2015	20.74	19.86	2,063
2014	19.12	20.74	2,060
2013	14.96	19.12	1,706
2012	12.78	14.96	981
2011	12.70	12.78	660
2010	11.05	12.70	428
Fidelity® VIP FundsManager® 60% Portfolio – Service Class
2019(k)	10.00	10.87	146

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	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
Fidelity® VIP Growth Opportunities Portfolio – Service Class 2
2019	18.05	25.36	2,404
2018	16.09	18.05	2,006
2017	11.99	16.09	1,642
2016	11.98	11.99	1,429
2015	11.37	11.98	1,824
2014(d)	10.00	11.37	221
Fidelity® VIP Health Care Portfolio – Service Class 2
2019(k)	10.00	12.27	165
Fidelity® VIP International Index Portfolio – Service Class 2
2019(k)	10.00	10.77	43
Fidelity® VIP Mid Cap Portfolio – Service Class 2
2019	24.38	30.03	2,242
2018	28.60	24.38	2,945
2017	23.73	28.60	3,436
2016	21.20	23.73	3,688
2015	21.55	21.20	4,028
2014	20.33	21.55	4,105
2013	14.96	20.33	3,618
2012	13.06	14.96	3,222
2011	14.65	13.06	2,809
2010	11.39	14.65	1,720
Invesco V.I. American Value Fund – Series II Shares
2019	13.00	16.21	891
2018	14.92	13.00	982
2017	13.60	14.92	1,152
2016	11.81	13.60	1,430
2015	13.03	11.81	1,644
2014	11.90	13.03	1,276
2013(c)	10.00	11.90	487
Invesco V.I. International Growth Fund – Series II Shares
2019	9.83	12.61	3,097
2018	11.59	9.83	3,831
2017	9.45	11.59	3,994
2016	9.51	9.45	4,287
2015	9.77	9.51	3,917
2014(d)	10.00	9.77	1,400
Janus Henderson Enterprise Portfolio – Service Shares
2019	10.15	13.72	1,171
2018	10.22	10.15	778
2017(h)	10.00	10.22	42
Janus Henderson Global Research Portfolio – Service Shares
2019	20.93	26.93	1,036
2018	22.52	20.93	1,240
2017	17.78	22.52	1,419
2016	17.46	17.78	1,563
2015	17.91	17.46	1,863
2014	16.71	17.91	1,846
2013	13.05	16.71	1,526
2012	10.89	13.05	834
2011	12.66	10.89	509
2010	10.96	12.66	426
MFS® International Intrinsic Value Portfolio – Service Class
2019	10.34	12.99	785
2018	11.45	10.34	743

41

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2017(g)	10.00	11.45	426
MFS® Investors Trust Series – Service Class
2019	26.26	34.46	1,354
2018	27.84	26.26	1,468
2017	22.63	27.84	1,565
2016	20.90	22.63	1,655
2015	20.90	20.90	1,625
2014	18.88	20.90	763
2013	14.33	18.88	256
2012	12.06	14.33	156
2011	12.36	12.06	82
2010	11.15	12.36	66
MFS® Research Series – Service Class
2019	27.85	36.93	680
2018	29.20	27.85	689
2017	23.72	29.20	666
2016	21.87	23.72	677
2015	21.75	21.87	691
2014	19.79	21.75	586
2013	14.99	19.79	424
2012	12.82	14.99	175
2011	12.91	12.82	84
2010	11.17	12.91	57
Morgan Stanley VIF U.S. Real Estate Portfolio – Class II
2019	12.05	14.30	2,040
2018	13.09	12.05	2,242
2017	12.73	13.09	3,229
2016	11.94	12.73	4,153
2015	11.72	11.94	3,861
2014	9.06	11.72	3,066
2013(c)	10.00	9.06	845
Neuberger Berman AMT Mid Cap Growth Portfolio – Class S
2019	28.62	37.92	2,020
2018	30.63	28.62	2,194
2017	24.59	30.63	2,391
2016	23.61	24.59	2,712
2015	22.38	23.61	3,189
2014	21.78	23.38	1,903
2013	16.47	21.78	1,435
2012	14.69	16.47	989
2011	14.65	14.69	385
2010	11.38	14.65	140
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged) – Advisor Class
2019	11.99	12.82	7,597
2018	11.75	11.99	8,255
2017	11.45	11.75	9,363
2016	10.76	11.45	9,515
2015	10.74	10.76	8,871
2014(d)	10.00	10.74	2,903
PIMCO VIT Low Duration Portfolio – Advisor Class
2019	10.21	10.61	1,284
2018	10.19	10.21	1,282
2017	10.06	10.19	1,059
2016(f)	10.00	10.06	619
PIMCO VIT Total Return Portfolio – Advisor Class

42

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2019	10.97	11.87	8,694
2018	11.04	10.97	8,649
2017	10.53	11.04	9,359
2016	10.26	10.53	9,379
2015	10.23	10.26	8,155
2014(d)	10.00	10.23	2,760
Victory VIF Diversified Stock Fund – Class A Shares
2019	21.85	28.05	206
2018	25.20	21.85	254
2017	19.93	25.20	304
2016	19.18	19.93	320
2015	19.80	19.18	374
2014	17.96	19.80	400
2013	13.41	17.96	300
2012	11.54	13.41	183
2011	12.38	11.54	128
2010	11.02	12.38	93

(a)	For the period May 1, 2011 (commencement of operations in the Separate Account) through December 31, 2011.

(b)	For the period February 17, 2012 (commencement of operations in the Separate Account) through December 31, 2012.

(c)	For the period May 1, 2013 (commencement of operations in the Separate Account) through December 31, 2013.

(d)	For the period May 1, 2014 (commencement of operations in the Separate Account) through December 31, 2014.

(e)	For the period May 1, 2015 (commencement of operations in the Separate Account) through December 31, 2015.

(f)	For the Period May 1, 2016 (commencement of operations in the Separate Account) through December 31, 2016.

(g)	For the Period May 1, 2017 (commencement of operations in the Separate Account) through December 31, 2017.

(h)	For the Period November 13, 2017 (commencement of operations in the Separate Account) through December 31, 2017.

(i)	For the Period May 1, 2018 (commencement of operations in the Separate Account) through December 31, 2018.

(j)	On November 30, 2018, MainStay VP Absolute Return Multi-Strategy merged into MainStay VP IQ Hedge Multi-Strategy.
(k)	For the Period May 1, 2019 (commencement of operations in the Separate Account) through December 31, 2019.

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NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION AND THE SEPARATE ACCOUNT

New York Life Insurance and Annuity Corporation

New York Life Insurance and Annuity Corporation (“NYLIAC”) is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident and health insurance and annuities in the District of Columbia and all states. In addition to the policies described in this Prospectus, NYLIAC offers life insurance policies and other annuities.

NYLIAC is a wholly-owned subsidiary of New York Life Insurance Company, a mutual life insurance company doing business in New York since 1845. NYLIAC held assets of $174.6 billion at the end of 2019. New York Life Insurance Company has invested in NYLIAC, and will occasionally make additional contributions to NYLIAC in order to maintain capital and surplus in accordance with state requirements. The obligations under the policies are obligations of NYLIAC.

The Separate Account

Separate Account-III was established on November 30, 1994 and Separate Account-IV was established on June 10, 2003, pursuant to resolutions of the NYLIAC Board of Directors. The Separate Accounts are registered as unit investment trusts with the Securities and Exchange Commission under the Investment Company Act of 1940. This registration does not signify that the Securities and Exchange Commission supervises the management, or the investment practices or policies, of the Separate Accounts.

Although the assets of the Separate Accounts belong to NYLIAC, these assets are held separately from our other assets. The Separate Accounts’ assets are not chargeable with liabilities incurred in any of NYLIAC’s other business operations (except to the extent that assets in the Separate Accounts exceed the reserves and other liabilities of that Separate Account). The income, capital gains and capital losses incurred on the assets of the Separate Accounts are credited to or charged against the assets of the Separate Accounts without regard to the income, capital gains or capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Accounts is entirely independent of the investment performance of the Fixed Account, the DCA Advantage Account and any other separate account of NYLIAC.

Separate Account III currently consists of 100 Investment Divisions, some of which may not be available under your policy. Separate Account IV currently consists of 76 Investment Divisions, some of which may not be available under your policy. The available Investment Divisions are listed on the first and second page of this Prospectus. Premium payments allocated to the Investment Divisions are invested solely in the corresponding Eligible Portfolios of the relevant Fund.

The Portfolios

The assets of each Eligible Portfolio are separate from the others and each such Portfolio has different investment objectives and policies. As a result, each Eligible Portfolio operates as a separate investment fund and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio. You can make or lose money in any of the Investment Divisions. Portfolios described in this Prospectus are different from portfolios that may have similar names but are available directly to the general public. The funds available directly to the general public may have the same adviser, same name, same investment objectives and policies, and substantially similar portfolio securities, but the investment performance may not be the same.

We offer no assurance that any of the Eligible Portfolios will attain their respective stated objectives.

The Funds also may make their shares available to certain other separate accounts funding variable life insurance policies offered by NYLIAC. This is called “mixed funding.” The Funds also may make their shares available to separate accounts of insurance companies unaffiliated with NYLIAC. This is called “shared funding.” Although we do not anticipate any inherent difficulties arising from mixed and shared funding, it is theoretically possible that, due to differences in tax treatment or other considerations, the interests of owners of various policies participating in a certain Fund might at some time be in conflict. In the event that any material conflicts arise from the use of the Funds for mixed and shared funding, we could be required to withdraw from an Eligible Portfolio. For more information about the risks of mixed and shared funding, please refer to the relevant Fund prospectus.

The Funds and Eligible Portfolios offered through this product are selected by NYLIAC based on several criteria, including asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. An affiliate of NYLIAC manages the Mainstay VP Funds Trust and that was a factor in its selection. Another factor that NYLIAC considers during the selection process is whether the Fund or Eligible Portfolio or an affiliate of the Fund will compensate NYLIAC for providing administrative,

44

marketing, and support services that would otherwise be provided by the Fund, the Fund’s investment adviser, or its distributor.

We may receive payments or compensation from the Funds or their investment advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution, and other services we provide with respect to the Eligible Portfolios and their availability through the policies. These payments may be derived, in whole or in part, from the advisory fee charged by the Fund and deducted from Fund assets and/or from “Rule 12b-1” fees charged by the Fund and deducted from Fund assets. These payments are also a factor in our selection of Funds and Eligible Portfolios. NYLIAC may use these payments for any corporate purpose, including payment of expenses that NYLIAC and/or its affiliates incur in promoting, marketing, and administering the policies, and in its role as an intermediary of the Funds. Policyowners, through their indirect investment in the Funds, bear the costs of these fees.

The amounts we receive may be substantial, may vary by Eligible Portfolio, and may depend on how much policy value is invested in the particular Eligible Portfolio or Fund. NYLIAC and its affiliates may profit from these payments. Currently, we receive payments or revenue under various arrangements in amounts up to 0.35% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. We also receive compensation under various distribution services arrangements in amounts up to 0.25% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. The compensation that your registered representative receives remains the same regardless of which Investment Divisions you choose or the particular arrangements applicable to those Investment Divisions.

Asset Allocation Models

We have elected to discontinue the Asset Allocation Model program. Beginning May 1, 2020, you may not select an Asset Allocation Model or transfer from one Asset Allocation Model to another Asset Allocation Model. If any portion of your Accumulation Value is currently allocated to an Asset Allocation Model, you may continue to allocate all or a portion of your premium payments to such model. We will not reallocate your Accumulation Value or change your premium allocation instructions in response to these changes unless you direct us to do so. If, however, you transfer your entire allocation out of an Asset Allocation Model, you will not be able to transfer back into that model or transfer to any other Asset Allocation Model.

Information for Policyholders Currently Allocated to an Asset Allocation Model

Each Asset Allocation Model was designed to seek to achieve a different investment objective. The Asset Allocation Models are general in nature and are not tailored or personalized for you. The Asset Allocation Models are static but gains and/or losses from the Funds in a model will cause the model’s original percentages to shift. However, amounts allocated to a model will be rebalanced to reflect the model’s original percentages using the policy’s Automatic Asset Reallocation (“AAR”) feature, unless you opted not to have AAR applied to your policy. (See “THE POLICIES-Automatic Asset Reallocation” for more information.) If you purchased the Guaranteed Investment Protection Rider or the Guaranteed Investment Protection Rider 2.0 (“GIPR” or “GIPR 2.0”), and have opted to allocate your premium payments to one of the available Asset Allocation Models, you cannot opt out of rebalancing, and your allocations to an Asset Allocation Model will be rebalanced quarterly to reflect the model’s original percentages.

In addition, the Investment Divisions and allocation percentages for your model could change due to events such as mergers, substitutions, liquidations or closures. We will notify you in writing of any such events and seek your instructions on how you want your Accumulation Value or premium payments reallocated.

If you wish to keep your policy’s Accumulation Value allocated to an Asset Allocation Model, you should consult with your registered representative, who can help you evaluate whether it continues to be suitable and appropriate for you in light of your financial situation, risk tolerance, time horizon and investment objectives. While the Asset Allocation Models can facilitate asset allocation discussions and decisions between you and your registered representative, we have no discretionary authority or control over your investment decisions.

Rebalancing or periodic updating of Asset Allocation Models can cause the Investment Divisions that make up a model to need to undertake efforts to raise cash for money flowing out of the Funds or vice versa. In order to raise cash, those Funds may need to sell assets at prices lower than otherwise expected, which can hurt Fund share prices. Moreover, large outflows of money from the Funds may increase the expenses attributable to the assets remaining in the Funds. These transactions and expenses can adversely affect the performance of the relevant Funds and of the Asset Allocation Models. In addition, these inflows and outflows may cause a Fund to hold a large portion of its assets in cash,

45

which could detract from the achievement of the Fund’s investment objective, particularly in periods of rising market prices. For additional information regarding the risks of investing in a particular Fund, see that Fund’s prospectus.

Asset allocation does not guarantee that your Accumulation Value will increase or protect against losses in a declining market. Tools used to assess your risk tolerance, such as the Client Profile, could be less effective if your circumstances change over time. In addition, an Asset Allocation Model may not perform as intended. Therefore, it may not achieve its investment objective or reduce volatility. When considering whether to remain in an Asset Allocation Model, you should consider your other assets, income and investments in addition to this policy. An Asset Allocation Model may perform better or worse than any single investment option or any other combination of investment options. In addition, the timing of your investment and any rebalancing may affect performance. For additional information regarding the risks of investing in a particular Fund within the Asset Allocation Model, see that Fund’s prospectus.

Conflicts of Interest Relating to the Asset Allocation Models

The most recent Asset Allocation Models were designed on our behalf by an unaffiliated third-party investment adviser, QS Investors, LLC (“QS Investors”), a subsidiary of Legg Mason, Inc. (the “QS Models”). Earlier versions of the models were designed by New York Life Investment Management LLC, an affiliate of NYLIAC and the Investment Advisor to the MainStay VP Funds Trust (the “NYL Models”). You can get information about each of the Asset Allocation Models by contacting your registered representative.

QS Investors received a fee from NYLIAC to design the QS Models. While the QS Models were designed to offer you a convenient way to work with your registered representative in making allocation decisions, you should be aware that QS Investors was subject to competing interests that may have influenced its design of the QS Models. For example, because affiliates of QS Investors advise the Legg Mason Partners Variable Equity Trust (the “Legg Mason Trust”), QS Investors and the Legg Mason Trust may have benefited from including the ClearBridge Variable Appreciation Investment Division in one or more of the QS Models. Payments from NYLIAC to QS Investors to design the QS Models may have also influenced QS Investors in its selection of Investment Divisions affiliated with NYLIAC for inclusion in the models. QS Investors considered many factors in selecting Investment Divisions for the QS Models, including, but not limited to, risk and return profile, prior investment performance and underlying fund fees.

New York Life Investment Management LLC (“New York Life Investments”) was also subject to competing interests that impacted the composition of the QS Models as well as its design of the NYL Models. For example, because New York Life Investments receives fees for advising the MainStay VP Funds Trust, it benefits from the inclusion of a significant percentage of these Investment Divisions in the QS Models and NYL Models. MainStay VP Investment Divisions represent such a significant percentage of the QS Models and the NYL Models because they constitute the majority of Investment Divisions offered with the policy and are prevalent among the low- and moderate-risk Investment Divisions that make up those models.

In addition, New York Life Investments may not have included certain non-proprietary Investment Divisions in the NYL Models because their investment profile (e.g., sector-specific concentration or shifting asset composition) was determined to be incompatible with the risk and return profile of those models. Finally, New York Life Investments may have included Investment Divisions in a NYL Model based on asset class exposure and they may have also been selected over Investment Divisions with better past investment performance or lower fees.

As noted above, we receive payments or compensation from the Funds or their Investment Advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services that we provide with respect to the Eligible Portfolios and their availability through the policies. The amount of this revenue and how it is computed varies by Fund, may be significant, and may create conflicts of interest in the design of the QS Models and the NYL Models.

46

The Eligible Portfolios of the relevant Funds, along with their investment advisers, are listed in the following table:

FUND	INVESTMENT ADVISERS	ELIGIBLE PORTFOLIOS
MainStay VP Funds Trust	New York Life Investment Management LLC	MainStay VP Conservative Allocation MainStay VP Growth Allocation MainStay VP Moderate Allocation MainStay VP Moderate Growth Allocation

	Subadviser: New York Life Investors LLC (“NYL Investors”)	MainStay VP Bond MainStay VP Floating Rate MainStay VP Indexed Bond MainStay VP U.S. Government Money Market

	Subadvisers: IndexIQ Advisors LLC	MainStay VP IQ Hedge Multi-Strategy

	Subadvisers: MacKay Shields LLC (“MacKay”) and NYL Investors	MainStay VP Balanced

Subadviser: MacKay

MainStay VP MacKay Common Stock

MainStay VP MacKay Convertible

MainStay VP MacKay Government

MainStay VP MacKay Growth

MainStay VP MacKay High Yield Corporate Bond

MainStay VP MacKay International Equity

MainStay VP MacKay Mid Cap Core

MainStay VP MacKay S&P 500 Index

MainStay VP MacKay Small Cap Core

MainStay VP MacKay Unconstrained Bond

	Subadvisers: Brown Advisory, LLC and Segall Bryant & Hamill, LLC	MainStay VP Small Cap Growth

	Subadviser: CBRE Clarion Securities, LLC	MainStay VP CBRE Global Infrastructure

	Subadvisers: Candriam Belgium and MacKay	MainStay VP Emerging Markets Equity

	Subadviser: Epoch Investment Partners, Inc. (“Epoch”)	MainStay VP Epoch U.S. Equity Yield

	Subadviser: Janus Capital Management LLC	MainStay VP Janus Henderson Balanced

	Subadviser: FIAM LLC (“FIAM”)	MainStay VP Fidelity Institutional AM® Utilities

	Subadviser: Pacific Investment Management Company LLC	MainStay VP PIMCO Real Return

	Subadviser: T. Rowe Price Associates, Inc.	MainStay VP T. Rowe Price Equity Income

	Subadviser: Mellon Investments Corporation	MainStay VP Mellon Natural Resources

	Subadviser: Winslow Capital Management, Inc.	MainStay VP Winslow Large Cap Growth

	Subadvisers: Epoch and MacKay	MainStay VP Income Builder
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	Invesco Advisers, Inc.	Invesco Oppenheimer V.I. Main Street Small Cap Fund® Invesco V.I. American Value Fund Invesco V.I. International Growth Fund

47

FUND	INVESTMENT ADVISERS	ELIGIBLE PORTFOLIOS
American Funds Insurance Series®	Capital Research and Management CompanySM (“CRMC”)

American Funds IS Asset Allocation Fund

American Funds IS Blue Chip Income and Growth Fund

American Funds IS Global Small Capitalization Fund

American Funds IS Growth Fund

American Funds IS New World Fund®

BlackRock® Variable Series Funds, Inc.	BlackRock Advisors, LLC	BlackRock® Global Allocation V.I. Fund

BlackRock® Variable Series Funds II, Inc.	Subadviser: BlackRock International Limited	BlackRock® High Yield V.I. Fund
BNY Mellon Investment Portfolios	BNY Mellon Investment Adviser, Inc.	BNY Mellon IP Technology Growth Portfolio
Legg Mason Partners Variable Equity Trust	Legg Mason Partners Fund Advisor, LLC Subadviser: ClearBridge Investments, LLC	ClearBridge Variable Appreciation Portfolio

Subadviser: QS Investors, LLC

Legg Mason/QS Aggressive Model Portfolio

Legg Mason/QS Moderately Aggressive Model Portfolio

Legg Mason/QS Moderate Model Portfolio

Legg Mason/QS Moderately Conservative Model Portfolio

Legg Mason/QS Conservative Model Portfolio

Columbia Funds Variable Series Trust II	Columbia Management Investment Advisers, LLC Commodity Strategy Subadviser: Threadneedle International Limited	Columbia Variable Portfolio – Commodity Strategy Fund Columbia Variable Portfolio – Emerging Markets Bond Fund

Columbia Funds Variable Insurance Trust		Columbia Variable Portfolio – Small Cap Value Fund
Delaware VIP® Trust	Delaware Management Company	Delaware VIP® Small Cap Value Series
Deutsche DWS Variable Series II	DWS Investment Management Americas Inc. Subadviser: RREEF America LLC	DWS Alternative Asset Allocation VIP
Fidelity® Variable Insurance Products Fund	Fidelity Management and Research Company (“FMR”) Subadvisers: Other investment advisers

Fidelity® VIP ContrafundSM Portfolio

Fidelity® VIP Emerging Markets Portfolio

Fidelity® VIP Equity-Income PortfolioSM

Fidelity® VIP FundsManager® 60% Portfolio

Fidelity® VIP Growth Opportunities Portfolio

Fidelity® VIP Health Care Portfolio

Fidelity® VIP International Index Portfolio

Fidelity® VIP Mid Cap Portfolio

Janus Aspen Series	Janus Capital Management LLC	Janus Henderson Enterprise Portfolio Janus Henderson Global Research Portfolio
MFS® Variable Insurance Trust	Massachusetts Financial Services Company (“MFS”)	MFS® Investors Trust Series MFS® Research Series

MFS® Variable Insurance Trust II		MFS® International Intrinsic Value Portfolio

MFS® Variable Insurance Trust III		MFS® Mid Cap Value Portfolio
Morgan Stanley Variable Insurance Fund, Inc.	Morgan Stanley Investment Management Inc.	Morgan Stanley VIF U.S. Real Estate Portfolio
Neuberger Berman Advisers Management Trust	Neuberger Berman Investment Advisers LLC	Neuberger Berman AMT Mid Cap Growth Portfolio
PIMCO Variable Insurance Trust	Pacific Investment Management Company LLC (“PIMCO”)	PIMCO VIT Income Portfolio PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged) PIMCO VIT Low Duration Portfolio PIMCO VIT Total Return Portfolio
Victory Variable Insurance Funds	Victory Capital Management Inc.	Victory VIF Diversified Stock Fund

Please refer to the accompanying prospectuses of the respective Funds for a complete description of the Funds, the investment advisers, the sub-advisers, and the Portfolios. The Funds’ prospectuses should be read carefully before any decision is made concerning the allocation of premium payments to an Investment Division corresponding to an Eligible Portfolio.

48

NYLIAC does not provide investment advice and does not recommend or endorse any Eligible Portfolio or Portfolios. NYLIAC is not responsible for choosing the Investment Divisions or the amounts allocated to each. You are responsible for determining that these decisions are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Decisions regarding investment allocations should be carefully considered. You bear the risk of any decline in the value of your policy resulting from the performance of the Portfolios you have chosen.

You should consult with your registered representative to determine which combination of investment options is most appropriate for you, and periodically review your choices.

Certain portfolios, generally referred to as “funds of funds” or “master-feeder arrangements,” may invest all or substantially all their assets in portfolios of other funds. In such case, you will indirectly pay fees and expenses at both portfolio levels, which would reduce your investment return.

Hedging strategies may be employed by certain portfolios to attempt to provide downside protection during sharp downward movements in equity markets. The cost of these strategies could limit the upside participation of the portfolio in rising equity markets relative to other portfolios.

So-called “alternative” investment strategies may also be used by certain portfolios, which may involve non-traditional asset classes. These alternative investment strategies may be riskier than more traditional investment strategies and may involve leverage or use complex hedging techniques, such as options and derivatives. These may offer potential diversification benefits beyond traditional investment strategies.

Investment decisions should be based on a thorough investigation of all the information regarding the Eligible Portfolios that are available to you, including each Fund’s prospectus, statement of additional information, and annual and semi-annual reports. Other sources, such as the Fund’s website or newspapers and financial and other magazines, provide more current information, including information about any regulatory actions or investigations relating to a Fund or Eligible Portfolio. After you select Investment Divisions or an available Asset Allocation Model for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

Money Market Fund Fees and Gates

The SEC has adopted rules that provide that all money market funds can impose liquidity fees and/or suspend redemptions under certain circumstances. The liquidity fees can be up to 2% of the amount redeemed, and the suspensions of redemptions (redemption “gates”) can last for ten (10) business days. Money market funds can impose these fees and gates (which could be applied to all policy transfers, surrenders, withdrawals and benefit payments from that portfolio) based on the liquidity of the fund’s assets and other factors.

All types of money market funds can impose these fees and gates, but government money market funds (that invest at least 99.5% of their assets in cash, U.S. government securities and/or repurchase agreements that are secured by cash or government securities) are less likely to impose fees and gates. Nevertheless, there remains a possibility that a government money market fund such as the MainStay VP U.S. Government Money Market Portfolio could impose such fees and gates, which could be applied to all policy transfers, surrenders, withdrawals and benefit payments from the portfolio.

The Legg Mason/QS Model Portfolios - Conflicts of Interest

The Legg Mason/QS Model Portfolio Funds (the “Model Portfolios”) were created on our behalf by an unaffiliated third-party investment adviser, Legg Mason Partners Fund Advisor, LLC (“LMPFA”), a subsidiary of Legg Mason, Inc., for the exclusive use of NYLIAC’s variable annuity and variable life insurance policyholders. Each Model Portfolio, itself an Eligible Portfolio, will actively invest in multiple other funds of various asset classes and strategies (the “Underlying Funds”), to seek to achieve a different investment objective depending on the risk tolerance for the particular Model Portfolio.

The Underlying Funds available to the Model Portfolios for investment are comprised entirely of the initial class or similar shares of the Eligible Portfolios available under your policy, except for (i) Eligible Portfolios that are themselves, funds of funds, and (ii) Eligible Portfolios that did not agree to sell their shares to the Model Portfolios.

LMPFA’s affiliated subadviser, QS Investors, LLC (“QS Investors”) selected the initial composition of each Model Portfolio. Thereafter, QS Investors will manage the Model Portfolios, evaluating assets on a frequent basis and making changes to the investments of the Model Portfolios as deemed necessary. To the extent that NYLIAC adds, deletes, closes or substitutes the Eligible Portfolios available under your policy, the composition of the Underlying Funds available

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to the Model Portfolios for investment will likewise change. LMPFA and QS Investors have sole discretion relating to investment by the Model Portfolios in the Underlying Funds. Neither NYLIAC, nor its parent company, affiliates or subsidiaries have input into the investment decisions of LMPFA and/or QS Investors. For additional information regarding the risks of investing in a Model Portfolio, see that Model Portfolio’s prospectus.

For providing certain administrative support to LMPFA and QS Investors, Legg Mason Investor Services, LLC, the distributor of the Model Portfolios, compensates NYLIAC based on the aggregate net asset value of the shares of the Model Portfolios held by the Separate Account and other NYLIAC separate accounts (the “NYLIAC Separate Accounts”). NYLIAC also receives Rule 12b-1 fees, which are deducted from the assets of certain share classes of the Model Portfolios. For administrative services that NYLIAC performs with respect to NYLIAC Separate Account assets invested in the Model Portfolios and allocated to the Underlying Funds, NYLIAC receives compensation from the Underlying Funds or their investment advisers, or from other service providers of the Underlying Funds based on the aggregate net asset value of the Underlying Fund shares held by the Model Portfolios and attributable to investment by the NYLIAC Separate Accounts. The fees paid by the Underlying Funds for such services are paid at the same annual rate and fee schedule as the fees paid by the Underlying Funds for administrative services with respect to net assets of the Eligible Portfolios held directly by the NYLIAC Separate Accounts. See “NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION AND THE SEPARATE ACCOUNT - The Portfolios” for more information about these payments.

These payments are a factor in our selection of the Eligible Portfolios, which in turn, are available to the Model Portfolios for investment. Policyowners, through their direct investment in the Model Portfolios and their indirect investment in the Underlying Funds, bear the costs of these fees. However, only LMPFA and QS Investors will determine the portion of the Model Portfolios’ assets, if any, that are invested in particular Underlying Funds. LMPFA and QS Investors receive no payments from the Underlying Funds in connection with an investment by the Model Portfolios (except to the extent described below), nor do they know the terms of the payment arrangements (if any) between the Underlying Funds and NYLIAC.

LMPFA and QS Investors are also subject to competing interests that may influence their investment decisions with respect to the Model Portfolios. For example, LMPFA is the investment adviser for both the Model Portfolios and for the ClearBridge Variable Appreciation Portfolio, one of the available Underlying Funds, and receives a management fee from that fund. LMPFA and QS Investors, therefore, have an incentive to allocate a greater portion of a Model Portfolio’s assets to the ClearBridge Variable Appreciation Portfolio rather than to unaffiliated funds.

As noted above, we receive payments or compensation from the Underlying Funds or their Investment Advisers, or from other service providers of the Underlying Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services that we provide with respect to such Underlying Fund and their availability through the Model Portfolios. The amount of this revenue and how it is computed varies by each Underlying Fund, may be significant, and may create conflicts of interest in the selection of the Eligible Portfolios that are available to the Model Portfolios for investment.

Additions, Deletions, or Substitutions of Investments

NYLIAC retains the right, subject to any applicable law, to make additions to, deletions from, or substitutions for, the Eligible Portfolio shares held by any Investment Division. NYLIAC reserves the right to eliminate the shares of any of the Eligible Portfolios and to substitute shares of another portfolio of a Fund, or of another registered open-end management investment company. We may do this if the shares of the Eligible Portfolios are no longer available for investment or if we believe investment in any Eligible Portfolio would become inappropriate in view of the purposes of the Separate Account, which is to serve as the funding vehicle for the Policy and certain other variable annuity policies issued by NYLIAC. An investment in an Eligible Portfolio could become inappropriate if, for example, that Eligible Portfolio performs poorly, undergoes a significant management change, or changes its investment objective or investment policies such that they are no longer consistent with the purposes of the policies funded by the Separate Account.

To the extent required by law, we will not make substitutions of shares attributable to your interest in an Investment Division until you have been notified of the change. This does not prevent the Separate Account from purchasing other securities for other series or classes of policies, or from processing a conversion between series or classes of policies on the basis of requests made by policyowners.

We may establish new Investment Divisions when we determine, in our sole discretion, that marketing, tax, investment, or other conditions so warrant. We will make any new Investment Divisions available to existing policyowners on a basis we determine. We may also eliminate one or more Investment Divisions, if we determine, in our sole discretion, that marketing, tax, investment, or other conditions warrant. Please note that any such changes could affect the performance of the Asset Allocation Models.

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In the event of any substitution or change, NYLIAC may, by appropriate endorsement, change the policies to reflect such substitution or change. We also reserve the right to: (a) operate the Separate Account as a management company under the Investment Company Act of 1940, (b) deregister it under such Act in the event such registration is no longer required, (c) combine it with one or more other separate accounts, and (d) restrict or eliminate the voting rights of persons having voting rights as to the Separate Account as permitted by law.

Reinvestment

We automatically reinvest all dividends and capital gain distributions from Eligible Portfolios in shares of the distributing Portfolio at their net asset value on the payable date.

THE POLICIES

This is a flexible premium policy, which means additional premium payments can be made. The policy is issued on the lives of individual Annuitants. For single premium policies, this section is modified as indicated in Appendix 1 of this Prospectus.

The policies are variable. This means that the Accumulation Value will fluctuate based on the investment experience of the Investment Divisions or available Asset Allocation Model you select, as well as the interest credited on the Fixed Account Accumulation Value and the DCA Advantage Account Accumulation Value. NYLIAC does not guarantee the investment performance of the Separate Account or of the Eligible Portfolios. You bear the entire investment risk with respect to amounts allocated to the Investment Divisions of the Separate Account or an Asset Allocation Model. We offer no assurance that the investment objectives of the Investment Divisions or an Asset Allocation Model will be achieved. Accordingly, amounts allocated to the Investment Divisions of the Separate Account or an Asset Allocation Model are subject to the risks inherent in the securities markets and, specifically, to price fluctuations in the Eligible Portfolios’ investments.

As the Owner of the policy, you have the right to (a) change a revocable Beneficiary, (b) name a new Owner (on Non-Qualified Policies only), (c) receive Income Payments, (d) name a Payee to receive Income Payments, and (e) transfer funds among the Investment Divisions. You cannot lose these rights. However, all rights of ownership cease upon your death.

The current policyowner of a Non-Qualified Policy has the right to transfer ownership to another person(s) or entity. To transfer ownership, the policyowner must complete our approved “Transfer of Ownership” form in effect at the time of the request. This change, unless otherwise specified by you, will take effect as of the date you signed the form, subject to any payment we made or action we took before we received the form. When this change takes effect, all rights of ownership in the Policy will pass to the new Owner. Changing the Owner of the Policy does not change an Annuitant or any Beneficiary. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person or entity that becomes the Owner of an existing policy. This means the new policyowner(s) will be required to provide their name, address, date of birth, and other identifying information. To complete a transfer of ownership, the new policyowner(s) may also be required to submit financial and suitability information.

Certain provisions of the policies may be different than the general description in this Prospectus, and certain riders and options may not be available, because of legal requirements or restrictions in your state. See your policy for specific variations because any such state variations will be included in your policy or in riders or endorsements attached to your policy. See also “APPENDIX 3 - STATE VARIATIONS” for specific information that may be applicable for your state.

Selecting the Variable Annuity That’s Right for You

In addition to the policies described in this Prospectus, we offer other variable annuities, each having different features, fees, and charges. Your registered representative can help you decide which is best for you based on your individual circumstances, time horizon, and policy feature preferences.

The availability of optional policy features may increase the cost of the policy. Therefore, when selecting a policy, you should consider what policy features you plan to use within your variable annuity. You should also consider the different surrender charge period associated with each policy in light of the length of time you plan to hold your policy (i.e., your time horizon). If you intend to make multiple contributions to your policy over time, you may want to consider a surrender charge period that is based on the Policy Date. If you intend to make a single contribution or limited contributions over time, you may want to consider a policy with a surrender charge period that is based on each premium payment. In

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addition to the surrender charges, you should also evaluate the available policy features and the different fees associated with each of the features and of the policy.

You should consider the investment objectives, risks, charges and expenses of an investment carefully before investing. Both the product and underlying fund prospectuses contain this and other information about the variable annuities and underlying investment options. Your registered representative can provide you with prospectuses for one or more of these variable annuities and the underlying funds. Please read the prospectuses carefully before investing.

Qualified and Non-Qualified Policies

We designed the policies primarily for the accumulation of retirement savings, and to provide income at a future date. We issue both Qualified and Non-Qualified Policies. Both types of policies offer tax-deferred accumulation. Non-Qualified Policies provide for retirement income other than through a tax-qualified plan. Qualified Policies are for use with any one of the tax-qualified plans listed below.

(1)

TSAs purchased by employees of certain tax-exempt organizations and certain state-supported educational institutions, in each case in accordance with the employer’s plan document and/or applicable tax requirements (see FEDERAL TAX MATTERS—Qualified Policies—Important Information Regarding Final Code Section 403 (b) Regulations). We will no longer be accepting contributions for policies issued in connection with ERISA 403 (b) plans;

(2)	Section 408 or 408A Individual Retirement Annuities (IRAs), including: Roth IRAs, Inherited IRAs, SEP and SIMPLE IRAs.

Please see “FEDERAL TAX MATTERS” for a detailed description of these plans.

If you are considering the purchase of a Qualified Policy or a Non-Qualified Policy to fund another type of tax-qualified retirement plan, such as a plan qualifying under Section 401(a) of the Code, you should be aware that this policy will fund a retirement plan that already provides tax deferral under the Code and there are fees and charges in an annuity that may not be included in other types of investments. Therefore, the tax deferral of the annuity does not provide additional benefits. However, this annuity is designed to provide certain payment guarantees and features other than tax deferral, some of which may not be available in other investments. These additional features and benefits include:

•	A guaranteed death benefit, as explained in this prospectus.

•	The option for you to receive a guaranteed stream of Income Payments for life after you have owned the policy for one year.

•	A Fixed Account (if available) that features a guaranteed fixed interest rate.

•	An optional Interest Sweep feature that automatically transfers interest earned on monies in the Fixed Account to Investment Divisions offered under the policy.

•	The flexibility to easily transfer money among Investment Divisions in the annuity managed by different investment managers and to have your investment mix automatically rebalanced periodically.

These features are explained in detail in this prospectus. You should purchase this annuity with tax-qualified money because of the additional features the annuity provides and not for the tax deferral to which the tax-qualified plan is already entitled. You should consult with your tax or legal adviser to determine if the policy is suitable for your tax qualified plan.

Policy Application and Premium Payments

To purchase a policy, you must complete an application (acceptance of applications is subject to NYLIAC’s rules and we reserve the right to reject any application). The application is sent by your registered representative to NYLIAC’s Cleveland or Dallas Service Center with your initial premium payment. (Initial premium payments received in connection with 1035 exchanges, rollovers and TSAs must be sent to either the Cleveland or Dallas Service Center, or one of the addresses noted in Question 18 of this prospectus.) If the application is in Good Order, we will credit the initial premium payment to the Allocation Options you have selected within two Business Days after receipt at the Cleveland or Dallas Service Center. (Or, in the case of initial premium payments received in connection with 1035 exchanges, rollovers and TSAs, at the Cleveland or Dallas Service Centers or at one of the addresses noted in Question 18 of this Prospectus.) If we cannot credit the initial premium payment within five Business Days after we receive it because the application is not in Good Order, we will contact you and explain the reason for the delay. Unless you consent to NYLIAC’s retaining the initial premium payment and crediting it as soon as the necessary requirements are fulfilled, we will refund the initial premium

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payment immediately; however, if you paid the initial premium by check, we can delay that refund payment until your check has cleared.

Acceptance of applications is subject to NYLIAC’s rules. We reserve the right to reject any application or initial premium payment. Generally, only one policyowner is named. If we issue a jointly owned policy, ownership rights and privileges under the policy must be exercised jointly and benefits under the policy will be paid upon the death of any joint owner. Acceptance of premium payments is subject to our Suitability Standards.

You may allocate premium payments in up to 18 of the Investment Divisions, some of which may not be available under your policy, one of the available Asset Allocation Models, as well as the DCA Advantage Account and the Fixed Account (if available) you have chosen immediately. If in Good Order, we will credit subsequent premium payments to the policy at the close of the Business Day on which they are received by NYLIAC. Moreover, you may increase or decrease the percentages of the premium payments (which must be in whole number percentages) allocated to each Allocation Option or the DCA Advantage Account at the time a premium payment is made.

Unless we permit otherwise, the minimum initial premium payment is $4,000 for Qualified Policies and $5,000 for Non-Qualified Policies. You may make additional premium payments of at least $2,500 for Qualified Policies and $5,000 for Non-Qualified Policies, or such lower amount as we may permit at any time. Additional premium payments can be made until 12 months after you reach age 75. The currently available methods of payment are direct payments to NYLIAC or any other method agreed to by us. The maximum aggregate amount of premium payments we accept is $1,000,000 without prior approval. NYLIAC reserves the right to limit the dollar amount of any premium payment. You must allocate a minimum of $5,000 to the DCA Advantage Account.

For Qualified Policies, you may not make premium payments in any Policy Year that exceed the amount permitted by the plan or applicable law. For Inherited IRAs, additional premium payments are not permitted.

Acceptance of subsequent premium payments is subject to our Suitability Standards.

Tax-Free Section 1035 Exchanges

Subject to certain restrictions, you can make a tax-free exchange under Section 1035 of the Code of all or a portion of one annuity contract, or all of a life insurance policy for an annuity contract. Section 1035 also provides that an annuity contract may be exchanged in a tax-free transaction for a long-term care insurance policy. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange a life insurance policy or annuity contract for the Contract described in this Prospectus:

•	you might have to pay a withdrawal charge on your previous contract,

•	there will be a new withdrawal charge period for this Contract,

•	other charges under this Contract may be higher (or lower),

•	the benefits may be different,

•	you will no longer have access to any benefits from your previous contract (or the benefits may be different), and

•	access to your cash value following a partial exchange may be subject to tax-related limitations.

If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax, including a 10% federal penalty tax, on the exchange. You should not exchange an existing life insurance policy or another annuity contract for this Contract unless you determine that the exchange is in your best interest. New York Life may accept electronically transmitted instructions from your registered representative or from another insurance carrier for the purpose of effecting a 1035 exchange. If you contemplate such an exchange, you should consult a tax advisor to discuss the potential tax effects of such a transaction.

Payments Returned for Insufficient Funds

If your premium payment is returned for insufficient funds, we reserve the right to reverse your allocation(s) and charge you a $20 fee for each returned payment. In addition, the Fund may also redeem shares to cover any losses it incurs as result of a returned payment. If a payment is returned for insufficient funds for two consecutive periods, the privileges to pay by check or electronically will be suspended until VPSC receives a written request to reinstate it in Good Order at one of the addresses noted in Question 16 of this prospectus, and we agree.

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Premium Credit

We will apply a Premium Credit to your Accumulation Value at the time of each premium payment. The Premium Credit is calculated as a percentage of each premium payment. The percentage will depend on the Premium Credit Rate schedule then in effect, and will never be less than 2.00%. The Premium Credit Rate applicable to a premium payment varies, depending on the total amount of premium payments received under the policy (“Total Accumulated Premiums”). Withdrawals will not reduce Total Accumulated Premiums. In addition, if we receive more than one premium payment within 180 days of the Policy Date, we will adjust the Premium Credits applied to such payments using the Premium Credit Rate applicable to the later payment(s) made during that period. We will apply any additional Premium Credit amounts resulting from such adjustments as of the date we receive the later premium payment (for single premium policies, “Premium Credit” is modified in Appendix 1 of this Prospectus).

As of the date of this Prospectus, the Premium Credit Rate schedule is as follows:

Total Accumulated Premiums			Credit Rate
at least		less than
Minimum		$500,000	3.00%
$500,000	*	unlimited	4.00%

*	Total Accumulated Premiums in excess of the amount set forth on the Policy Data Page are subject to prior approval. (See “POLICY APPLICATION AND PREMIUM PAYMENTS.”)

You may qualify for the 4% Premium Credit Rate even if your initial premium payment is less than $500,000, if you and up to four of your immediate family members purchase a New York Life Premier Plus Variable Annuity policy at the same time and the aggregate premium paid on all of the policies is at least $1,000,000. In order to aggregate premiums among immediate family members, you must, before purchasing the policy, inform your registered representative that you have policies that can be aggregated. NYLIAC reserves the right to reject any request for aggregation of policies.

With notice to you, in our sole discretion, we may change both the Premium Credit Rates and the Total Accumulated Premium ranges applicable to future premium payments under your policy. Subsequent premium payments will receive the Premium Credit Rate then in effect for the applicable range. In setting the Premium Credit Rates and associated ranges, NYLIAC will consider fixed and variable expenses incurred in policy issue, servicing and maintenance, the average length of time that policies issued remain in force along with the mortality experience of those policies, and NYLIAC’s competitive position in the marketplace.

We will deduct the amount of the Premium Credit from the amount returned to you if you cancel your policy. (See “YOUR RIGHT TO CANCEL (“FREE LOOK”).”) We may also deduct from the death benefit proceeds any Premium Credit applied within the 12 months immediately preceding the date of death of the Owner. (See “DEATH BEFORE ANNUITY COMMENCEMENT.”)

Premium Credits are allocated to the same Allocation Options based on the same percentages used to allocate your premium payments. We do not consider Premium Credits to be premium payments for purposes of any discussion in this prospectus. Premium Credits are also not considered to be your investment in the policy for tax purposes.

Fees and charges for a policy with a Premium Credit may be higher than those for other policies. For example, we use a portion of the surrender charge and Mortality and Expense Risk and Administrative Costs charge to help recover the cost of providing the Premium Credit under the policy. (See “CHARGES AND DEDUCTIONS” and “SELECTING THE VARIABLE ANNUITY THAT’S RIGHT FOR YOU.”) Over time, the amount of the Premium Credit may be more than offset by those higher charges. We expect to make a profit from those charges.

There may be circumstances in which the purchase of a New York Life Premier Plus Variable Annuity is less advantageous than the purchase of another New York Life variable annuity which might have lower fees but no Premium Credit. This may be the case, for example, if you intend to make fewer and/or smaller premium payments into the policy, or if you anticipate retaining the policy for a significant time beyond the surrender charge period. Under certain circumstances (such as a period of poor market performance), the fees and charges associated with the Premium Credit may exceed the sum of the Premium Credit and any related earnings. You should consider this possibility before purchasing the policy.

Your Right to Cancel (“Free Look”)

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The policies are no longer available for new sales. When you purchased your policy, you had the right to cancel the policy within 10 days of delivery of the policy or such longer period as required under state law. To cancel your policy, you must return it and/or provide a written request for cancellation to VPSC at one of the addresses listed in Question 16 of this Prospectus or to the registered representative through whom you purchased it. Except where you were entitled by law to receive the total of premium payments less any prior partial withdrawals, we would have promptly returned the Accumulation Value calculated as of the Business Day that either the registered representative through whom you purchased the policy or VPSC received the policy along with a written request for cancellation in Good Order less any Premium Credit(s), but without any deduction for premium taxes or a surrender charge. We set forth the Free Look provision in your policy.

If you are entitled to receive the total of premium payments less any prior withdrawals, but your Accumulation Value is higher than that amount as of the date your written request for cancellation is received in Good Order, we will return the Accumulation Value, calculated as set forth above and subject to the deductions noted above.

Issue Ages

To purchase a Non-Qualified Policy you must not be older than age 75 (oldest Owner, if the policy is jointly owned). We will accept additional premium payments until 12 months after you reach age 75. If the Owner of the policy is not a natural person, the Annuitant must not be older than 75.

For IRA, Roth IRA, Inherited IRA, SIMPLE IRA, TSA and SEP plans, you must also be the Annuitant. We can issue Qualified Policies if you are between the ages of 18 and 75 (between 0-75 for Inherited IRAs). We will accept additional premium payments until 12 months after you reach age 75, unless otherwise limited by the terms of a particular plan.

Transfers

You may transfer amounts between Investment Divisions of the Separate Account, an available Asset Allocation Model or to the Fixed Account (if available) any time prior to 30 days before the Annuity Commencement Date, although certain restrictions may apply with respect to transfers into the Fixed Account for Premium based M&E Charge policies. You may not make transfers into the DCA Advantage Account. Transfers made from the DCA Advantage Account to the Investment Divisions are subject to different limitations (See “THE DCA ADVANTAGE ACCOUNT.”). No transfers are allowed from the DCA Advantage Account to the Fixed Account (if available). Except in connection with transfers made pursuant to traditional Dollar Cost Averaging, Automatic Asset Reallocation, Interest Sweep or the DCA Advantage Account, the minimum amount that you may transfer from one Investment Division to other Investment Divisions, an available Asset Allocation Model or to the Fixed Account, is $500. Except for the traditional Dollar Cost Averaging, Automatic Asset Reallocation and Interest Sweep options, and the DCA Advantage Account, if the value of the remaining Accumulation Units in an Investment Division would be less than $500 or Fixed Account would be less than $25 after you make a transfer, we will transfer the entire value unless NYLIAC in its discretion determines otherwise. The amount(s) transferred to other Investment Divisions must be a minimum of $25 for each Investment Division.

Currently, we do not charge for transfers under the policy. However, we reserve the right to charge for each transfer after the first 12 in a given Policy Year, subject to any applicable state insurance law requirements. Any transfer into or out of an available Asset Allocation Model counts as one transfer. Any transfer made in connection with traditional Dollar Cost Averaging, Automatic Asset Reallocation, Interest Sweep and the DCA Advantage Account will not count as a transfer toward the twelve transfer limit. You may make transfers from the Fixed Account to the Investment Divisions in connection with the Interest Sweep option and in certain other situations. (See “THE FIXED ACCOUNT.”)

You can request a transfer by any of the three methods listed below. Transfer requests are subject to limitations and must be made in accordance with our established procedures. (See “Online Service at www.newyorklife.com.”)

•	submit your request in writing on a form we approve to VPSC at one of the addresses listed in Question 16 of this prospectus (or any other address we indicate to you in writing);

•	speak to a Customer Service Representative at 800-598-2019 on Business Days between the hours of 9:00 a.m. and 6:00 p.m. (Eastern Time); or

•	make your request at www.newyorklife.com.

We do not currently accept faxed or e-mailed transfer requests, however, we reserve the right to accept them at our discretion. NYLIAC is not liable for any loss, cost or expense for action based on telephone or electronic instructions which are believed to be genuine in accordance with these procedures. Transfer requests received after the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time or received on a non-Business Day, will be priced as of the next Business Day.

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Limits on Transfers

Procedures Designed to Limit Potentially Harmful Transfers – This policy is not intended as a vehicle for market timing. Accordingly, your ability to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners.

Any modification of the transfer privilege could be applied to transfers to or from some or all of the Investment Divisions. If not expressly prohibited by the policy, we may, for example:

•	reject a transfer request from you or from any person acting on your behalf;

•	restrict the method of making a transfer;

•	charge you for any redemption fee imposed by an underlying fund; or

•	limit the dollar amount, frequency, or number of transfers.

Currently, if you or someone acting on your behalf requests by telephone and/or electronically transfers into or out of one or more Investment Divisions or an available Asset Allocation Model on three or more days within any 60-day period, we will send you a letter notifying you that the transfer limitation has been exceeded. If we receive an additional transfer request that would result in transfers into or out of one or more Investment Divisions or an Asset Allocation Model on three or more days within any 60-day period, we will process the transfer request. Thereafter, we will immediately suspend your ability to make transfers electronically and by telephone, regardless of whether you have received the warning letter. All subsequent transfer requests for your policy must then be made in writing through the U.S. mail or an overnight courier and received by VPSC at one of the addresses listed in Question 16 of this Prospectus. We will provide you with written notice when we take this action.

We currently do not include the following transfers in these limitations, although we reserve the right to include them in the future: transfers to and from the Fixed Account, the first transfer out of the MainStay VP U.S. Government Money Market Investment Division within six months of the issuance of a policy, and transfers made pursuant to the Dollar Cost Averaging programs, Automatic Asset Reallocation, and Interest Sweep options.

We may change these limitations or restrictions or add new ones at any time without prior notice; your policy will be subject to these changes regardless of the issue date of your policy. All transfers are subject to the limits set forth in this Prospectus in effect on the date of the transfer request, regardless of when your policy was issued. Note, also, that any applicable transfer rules, either as indicated above or that we may utilize in the future, will be applied even if we cannot identify any specific harmful effect from any particular transfer.

We apply our limits on transfers procedures to all owners of this policy without exception.

Orders for the purchase of Fund portfolio shares are subject to acceptance by the relevant Fund. We will reject or reverse, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Fund portfolio is not accepted by the Fund for any reason. For transfers into multiple Investment Divisions, and/or an available Asset Allocation Model the entire transfer request will be rejected or reversed if any part of it is not accepted by any one of the Funds. We will provide you with written notice of any transfer request we reject or reverse. You should read the Fund prospectuses for more details regarding their ability to refuse or restrict purchases or redemptions of their shares. In addition, a Fund may require us to share specific policyowner transactional data with them, such as taxpayer identification numbers and transfer information.

Risks Associated with Potentially Harmful Transfers—Our procedures are designed to limit potentially harmful transfers. However, we cannot guarantee that our procedures will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. The risks described below apply to policyowners and other persons having material rights under the policies.

•

We do not currently impose redemption fees on transfers or expressly limit the number or size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our procedures in deterring or preventing potentially harmful transfer activity.

•	Our ability to detect and deter potentially harmful transfer activity may be limited by policy provisions.

(1) The underlying fund portfolios may have adopted their own policies and procedures with respect to trading of their respective shares. The prospectuses for the underlying fund portfolios, in effect at the time of any trade, describe any such policies and procedures. The trading policies and procedures of an underlying

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fund portfolio may vary from ours and be more or less effective at preventing harm. Accordingly, the sole protection you may have against potentially harmful frequent transfers is the protection provided by the procedures described herein.

(2) The purchase and redemption orders received by the underlying fund portfolios reflect the aggregation and netting of multiple orders from owners of this policy and other variable policies issued by us. The nature of these combined orders may limit the underlying fund portfolios’ ability to apply their respective trading policies and procedures. In addition, if an underlying fund portfolio believes that a combined order we submit may reflect one or more transfer requests from owners engaged in potentially harmful transfer activity, the underlying fund portfolio may reject the entire order and thereby prevent us from implementing any transfers that day. We do not generally expect this to happen. Alternatively, Funds may request information on individual policyowner transactions and may impose restrictions on individual policyowner transfer activity.

•

Other insurance companies that invest in the Fund portfolios underlying this policy, may have adopted their own policies and procedures to detect and prevent potentially harmful transfer activity. The policies and procedures of other insurance companies may vary from ours and be more or less effective at preventing harm. If their policies and procedures fail to successfully discourage potentially harmful transfer activity, there could be a negative effect on the owners of all of the variable policies, including ours, whose Investment Divisions correspond to the affected underlying fund portfolios.

•	Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:

(1)	an adverse effect on portfolio management, such as:

a)	impeding a portfolio manager’s ability to sustain an investment objective;

b)	causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or

c)	causing an underlying fund portfolio to liquidate investments prematurely (or at an otherwise inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio.

(2)	increased administrative and Fund brokerage expenses.

(3)

dilution of the interests of long-term investors in an Investment Division if purchases or redemptions into or out of an underlying fund portfolio are made when, and if, the underlying fund portfolio’s investments do not reflect an accurate value (sometimes referred to as “time-zone arbitrage” and “liquidity arbitrage”).

Speculative Investing

Do not purchase the policy if you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme. Your policy may not be traded on any stock exchange or secondary market. By purchasing the policy, you represent and warrant that you are not using the policy, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.

Online Service at www.newyorklife.com

The online service at www.newyorklife.com enables you to sign-up to receive future prospectuses and policyowner annual and semi-annual reports electronically for your policy online at www.newyorklife.com. Electronic delivery is not available for policies that are owned by corporations, trusts or organizations at this time.

Through www.newyorklife.com you can get up-to-date information about your policy and request fund transfers, allocation changes and partial withdrawals. Policies that are jointly owned may not request transactions through www.newyorklife.com. We may revoke online service for certain policyowners (see “THE POLICIES-Limits on Transfers”).

In order to obtain policy information online at www.newyorklife.com, you are required to register for access. You will be required to register a unique User Name and Password to gain access. On www.newyorklife.com you can, among other things, access policy values, change your address, download service forms, view policy statements, and submit policy transactions.

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We will use reasonable procedures to make sure that the instructions we receive through www.newyorklife.com are genuine. We are not responsible for any loss, cost, or expense for any actions we take based on instructions received online at www.newyorklife.com that we believe are genuine. We will confirm all transactions in writing.

Financial requests received after 4:00 p.m. (Eastern Time) or on non Business Days will be processed as of the next Business Day.

Currently, online service at www.newyorklife.com is open Monday through Friday, from 6 a.m. until 4 a.m., Saturday, from 6 a.m. until 2 a.m. and Sunday from 7 a.m. until 1 a.m. (Eastern Time).

After login at www.newyorklife.com, you can:

•	e-mail your registered representative or VPSC;

•	obtain current policy values;

•	transfer assets between Investment Divisions;

•	request partial withdrawals;

•	change the allocation of future premium payments;

•	reset your password;

•	change your address;

•	download service forms;

•	view and download policy statements;

•	establish a new or modify an existing Automatic Asset Reallocation arrangement;

•	change your phone number or e-mail address;

•	view and update beneficiary information;

•	update your Client Profile; and

•	enroll in electronic delivery of select policy materials.

We make the online service at www.newyorklife.com available at our discretion. In addition, availability of online service may temporarily be interrupted at certain times. We do not assume responsibility for any loss while online service at www.newyorklife.com is unavailable. If you are experiencing problems, you can send service requests to us at one of the addresses listed in Question 16 of this Prospectus.

Information System Failures and Cybersecurity Risks

We rely on technology, including digital communications and data storage networks and systems, to conduct our variable product business activities. Because our business, including our variable product business, is highly dependent upon the effective operation of our computer systems (including online service at www.newyorklife.com, and other systems) and those of our service providers and business partners, our business is vulnerable to disruptions from utility outages and susceptible to operational and information security risks resulting from information system failures and cyber-attacks. These risks also apply to other insurance and financial services companies and businesses. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption, and unauthorized use, abuse and/or release of confidential customer information. We have established administrative and technical controls and cybersecurity plans, including a business continuity plan, to identify and protect our operations against system failures and cybersecurity breaches. Despite these controls and plans, systems failures and cyber-attacks affecting New York Life Insurance Company and any of its affiliates and other affiliated or unaffiliated third-party administrators, underlying funds, intermediaries and other service providers and business partners may have a material, negative impact on us and your policy Accumulation Value. For instance, system failures and cyber-attacks may (i) interfere with our processing of policy transactions (including surrenders, withdrawals, loans and transfers) and the processing of orders from www.newyorklife.com, or with the underlying funds or cause other operations issues; (ii) impact our ability to calculate Accumulation Unit Values and your policy’s Accumulation Values; (iii) cause the release, loss and/or possible destruction of confidential customer and/or business information; (iv) subject us and/or our service providers, business partners and intermediaries to regulatory fines, litigation and financial losses and/or cause us reputational damage. System failures and

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cybersecurity breaches may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your policy to lose value. There can be no assurance that we, or the underlying funds or our service providers and business partners, will be able to avoid these risks at all times or avoid losses affecting your policy due to information systems failures or cyber-attacks.

Risks Affecting our Administration of Your Policy

NYLIAC’s business activity and operations, and/or the activities and operations of our service providers and business partners, are subject to certain risks, including, those resulting from information systems failures, cyber-attack, or current or future outbreaks of infectious diseases, epidemics or pandemics (“serious infectious disease outbreaks”). These risks are common to all insurers and financial service providers and may materially impact our ability to administer the policy (and to keep policyowner information confidential). (See “The Policies-Information Systems Failures and Cybersecurity Risks” for more information on information systems failures and cybersecurity risks and “The Policies-Risks from Serious Infectious Disease Outbreaks” for more information on risks from serious infectious disease outbreaks.)

Risks from Serious Infectious Disease Outbreaks

Our ability to administer your policy is subject to certain risks - common to all insurers and financial service providers -that could result from current or future outbreaks of infectious diseases, epidemics or pandemics (“serious infectious disease outbreaks”). Serious infectious diseases may spread rapidly. Serious infectious disease outbreaks - and general concerns about the course and effects of such outbreaks -- not only raise serious health concerns, but may significantly disrupt economic activity in the U.S. and globally. The effects of a serious infectious disease outbreak may be short-term or last for extended time periods.

Our business activity and operations, and/or the activities and operations of our service providers and business partners, could be adversely affected or interrupted by serious infectious disease outbreaks. In order to mitigate the possible effects of these types of events, NYLIAC has established business continuity and disaster recovery plans. These plans may, for example, require our employees to work and access our information technology, communications or other systems remotely. Notwithstanding these plans, a serious infectious disease outbreak and public health measures taken by government officials to combat an outbreak -- may have a material, adverse effect on us, our ability to administer your policy and your policy Accumulation Value. For example, a serious infectious disease outbreak or public health measures implemented to combat it may adversely affect our business and operations by (i) interfering with our processing of policy transactions (including surrenders, withdrawals, loans, and transfers) and the processing of orders from online service requests at www.newyorklife.com or with the underlying funds or cause other operational issues; (ii) delaying or interrupting our receipt of pricing or other services provided by third parties, thereby affecting among other things our ability to calculate accumulation unit values and policy cash values or to administer policy transactions dependent on systems and services provided by third parties; (iii) preventing our workforce from being able to be physically present at one or more of our worksites or from traveling to alternative worksites needed to implement our business continuity and disaster recovery plans, thereby resulting in lengthy interruptions of service; or (iv) subjecting us and/or our service providers, business partners and intermediaries to regulatory fines, litigation, financial losses and/or cause us reputational damage. In addition, our operations require experienced professional staff. Loss of a substantial number of such persons or an inability to provide properly equipped places for them to work may disrupt our operations and adversely affect our business. Serious infectious disease outbreaks may also affect the issuers of securities in which the underlying funds invest, which may cause the funds underlying your policy’s Accumulation Value to decrease in value. Serious infectious disease outbreaks may also affect market interest rates, which may affect the interest crediting rates we may declare on the Fixed Account under your policy (subject to the guaranteed minimum interest crediting rate). There can be no assurance that we, the underlying funds, the companies in which they invest, or our services providers and business partners will be able to avoid these risks at all times or avoid losses affecting your policy due to serious infectious disease outbreaks.

CARES Act

The Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”), which was enacted on March 27, 2020, contains provisions relaxing certain requirements applicable to distributions from certain qualified plans, individual retirement accounts and individual retirement annuities. Among other things, it waives required minimum distribution payments for 2020 from certain types of plans, and early withdrawal penalties on withdrawals of up to $100,000 by participants in certain types of plans, who meet certain eligibility requirements. You should consult your financial or tax adviser for more information about the effect of the CARES Act and for assistance in determining whether you qualify to rely on any of these provisions in connection with your policy.

Third Party and Registered Representative Actions

You may authorize a third party to have access to your policy information and to make transfers among investment divisions and/or the Fixed Account, allocation changes and other permitted transactions by telephone. To do so, you must send VPSC a Telephone Authorization Form in Good Order to one of the addresses noted in Question 16 of this Prospectus. The Customer Service Representative

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will require certain identifying information (e.g., such as Social Security number, address of record, date of birth, etc.) before taking any requests or providing any information to ensure that the individual giving instructions is authorized. See “The Policies—Transfers” for information on how to transfer assets between Investment Divisions and/or an available Asset Allocation Model.

You may authorize us to accept electronic instructions from a registered representative or a registered service assistant assigned to your policy in order to make premium allocations, transfers among investment options, Automatic Asset Reallocation (AAR) updates, partial withdrawals and changes to your investment objective and/or risk tolerance. (Your AAR may be cancelled if a premium allocation change or fund transfer is submitted on your behalf and the AAR is not also modified at that time to be consistent with your investment option transfer and premium allocation changes). You may also authorize us to accept telephone instructions from a registered representative to make transfers among investment options. To authorize the registered representative(s) or registered service assistants assigned to your policy to make premium allocations, electronic transfers or telephone transfers, you must send a completed Trading and Partial Withdrawal Authorization Form to VPSC at one of the addresses listed in Question 16 of this Prospectus. You must provide a separate authorization on that form in order for your registered representative or the registered service assistant assigned to your policy to be able to make electronic or telephone partial withdrawals on your behalf. Any partial withdrawal is subject to dollar amount limits that we establish. We may revoke trading authorization privileges for certain policyowners (See “THE POLICIES—Limits on Transfers”). Trading authorization may be elected, changed or canceled at any time. We will confirm all transactions in writing. Not all transactions are available on the Internet.

NYLIAC is not liable for any loss, cost or expense for action on instructions which are believed to be genuine in accordance with the procedures. As these parties act on your behalf, you are responsible for and bear the consequences of their instructions and other actions, including any limits on transfers.

We may choose to accept forms you have completed that your registered representative, or your local General Office transmits to us electronically via our internal secured network. We will accept electronically-transmitted service forms only. For information on how to initiate a transfer between Investment Divisions, or request a withdrawal, please refer to “THE POLICIES -- Transfers” or “DISTRIBUTIONS UNDER THE POLICY—Partial Withdrawals”. We do not currently accept faxed or e-mailed requests for transactions affecting your investments under the policy, but reserve the right to accept them at our discretion.

If you purchased the GIPR or GIPR 2.0 Rider, there will be limitations on the ability of your registered representative to make certain of the transactions described in the sections that follow.

Dollar Cost Averaging Programs

The main objective of dollar cost averaging is to achieve an average cost per Accumulation Unit that is lower than the average price per Accumulation Unit during volatile market conditions. Since you transfer the same dollar amount to an Investment Division with each transfer, you purchase more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Therefore, you may achieve a lower than average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Dollar cost averaging does not assure a profit or protect against a loss in declining markets. Because it involves continuous investing regardless of price levels, you should consider your financial ability to continue to make purchases during periods of varying price levels. We do not count transfers under dollar cost averaging as part of your 12 free transfers each Policy Year. There is no charge imposed for either Dollar Cost Averaging program.

We have set forth below an example of how dollar cost averaging works. In the example, we have assumed that you want to transfer $100 from the MainStay VP U.S. Government Money Market Investment Division to the MainStay VP MacKay Common Stock—Service Class Investment Division each month. Assuming the Accumulation Unit values below, you would purchase the following number of Accumulation Units:

Month	Amount Transferred	Accumulation Unit Value	Accumulation Units Purchased
1	$100	$10.00	10.00
2	$100	$ 8.00	12.50
3	$100	$12.50	8.00
4	$100	$ 7.50	13.33
Total	$400	$38.00	43.83

The average unit price is calculated as follows:

Total unit price	=	$38.00	=	$9.50
Number of months		4

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The average unit cost is calculated as follows:

Total amount transferred	=	$400.00	=	$9.13
Total units purchased		43.83

In this example, with dollar cost averaging you would have paid an average of $9.13 per unit while the average price per unit during the purchase period was $9.50. Keep in mind that it is also possible for dollar cost averaging to result in a loss. For example, if Accumulation Unit Values had increased rapidly over the four month period used in the example above, you would have achieved a lower average unit cost by making the entire purchase in the first month.

(a) Traditional Dollar Cost Averaging

This option, which is available at no additional cost, permits systematic investing to be made in equal installments over various market cycles to help reduce risk. You may specify, prior to the Annuity Commencement Date, a specific dollar amount to be transferred from any Investment Division to any combination of Investment Divisions and/or the Fixed Account. Please note that for Premium based M&E Charge policies, amounts cannot be transferred to the Fixed Account (if available). You will specify the Investment Divisions to transfer money from, the Investment Divisions and/or Fixed Account to transfer money to, the amounts to be transferred, the date on which transfers will be made, subject to our rules, and the frequency of the transfers (monthly, quarterly, semi-annually or annually). You may not use traditional dollar cost averaging to make transfers into or from an Asset Allocation Model. You may not make transfers from the Fixed Account, but you may make transfers into the Fixed Account. Each transfer from an Investment Division must be at least $100. You must have a minimum Accumulation Value of $2,500 to elect this option. Once all money has been allocated to the Investment Divisions of your choice or the balance in the Investment Division you are transferring from is less than $100, the traditional Dollar Cost Averaging option will cease. A new request must be submitted to reactivate this feature. NYLIAC may reduce the minimum transfer amount and minimum Accumulation Value at its discretion.

NYLIAC will make all traditional Dollar Cost Averaging transfers on the day of each calendar month that you specify or on the next Business Day (if the day you have specified is not a Business Day). You may specify any day of the month except the 29th, 30th, or 31st. In order to process transfers under our traditional Dollar Cost Averaging Option, VPSC must have received a completed traditional Dollar Cost Averaging request form at one of the addresses listed in Question 16 of this Prospectus no later than five Business Days prior to the date transfers are to begin. You may also process a traditional Dollar Cost Averaging transfer by any other method we make available. If your traditional Dollar Cost Averaging request form for this option is received less than five Business Days prior to the date you request it to begin, the transfers will begin on the day of the month you specify in the month following the receipt of your request. All completed traditional Dollar Cost Averaging request forms must be sent to VPSC at one of the addresses listed in Question 16 of this Prospectus. Faxed and e-mailed requests are not currently accepted, however, we reserve the right to accept them at our discretion.

You may cancel the traditional Dollar Cost Averaging option at any time. To cancel the traditional Dollar Cost Averaging Option, you must send a written cancellation request in Good Order to VPSC at one of the addresses listed in Question 16 of this Prospectus or contact us by phone at the number provided in Question 17 of this Prospectus. NYLIAC may also cancel this option if the Accumulation Value is less than $2,000, or such lower amount as we may determine. You may not elect the traditional Dollar Cost Averaging option if you have selected the Automatic Asset Reallocation option.

(b) The DCA Advantage Account

This feature, which is available at no additional cost, permits you to set up automatic dollar cost averaging using the DCA Advantage Account when an initial premium payment or a subsequent premium payment is made. The DCA Advantage Account transfers amounts automatically to the Investment Divisions you choose in six monthly increments, as described below, and pays you interest on amounts remaining in the account. You can request the DCA Advantage Account in addition to the Traditional Dollar Cost Averaging, Automatic Asset Reallocation, or Interest Sweep options. In order to obtain the DCA Advantage Account you must send a completed DCA Advantage Account request form to VPSC at one of the addresses listed in Question 16 of this Prospectus.

You must allocate a minimum of $5,000 to the DCA Advantage Account. If you send less than the $5,000 minimum to be allocated to the DCA Advantage Account, the payment will be automatically applied to the Investment Divisions that you have specified to receive transfers from the DCA Advantage Account. You must specify the Investment Divisions or available Asset Allocation Model into which transfers from the DCA Advantage Account are to be made. You may not make transfers from the DCA Advantage Account into the Fixed Account (if available). However, you may not select the

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DCA Advantage Account if its duration would extend beyond the Annuity Commencement Date. Dollar cost averaging will begin one month from the date NYLIAC receives the premium payment and transfers will be made on the same day (on the next Business Day if the day is not a Business Day) each subsequent month for the duration of the DCA Advantage Account. If a transfer is scheduled to occur on a day that does not exist in a month, it will be processed on the last day of that month or on the next Business Day if the last day of that month is not a Business Day. The amount of each transfer will be calculated at the time of the transfer based on the number of remaining monthly transfers and the remaining value in the DCA Advantage Account. For example, the amount of the first monthly transfer out of the DCA Advantage Account will equal 1/6 of the value of the DCA Advantage Account on the date of the transfer. The amount of each of the five remaining transfers will equal 1/5, 1/4, 1/3, 1/2 and the remainder of the balance, respectively, of the value of the DCA Advantage Account on the date of each transfer.

You may not have more than one DCA Advantage Account open at the same time. Accordingly, any subsequent premium payment we receive for a DCA Advantage Account that is already open will be allocated to that same DCA Advantage Account and will earn the same interest rate. The entire value of the DCA Advantage Account will be completely transferred to the Investment Divisions or Asset Allocation Model within the duration specified. For example, if you allocate an initial premium payment to the DCA Advantage Account under which the 6-month term will end on December 31, 2020 and you make a subsequent premium payment to the 6-month DCA Advantage Account before December 31, 2020, we will allocate the subsequent premium payment to the same 6- month DCA Advantage Account already opened and transfer the entire value of the 6-month DCA Advantage Account to the Investment Divisions or Asset Allocation Model by December 31, 2020 even though a portion of the money was not in that DCA Advantage Account for the entire 6-month period. If an additional premium payment of $5,000 or more is allocated to the DCA Advantage Account after the duration has expired, the DCA Advantage Account will be re-activated and will earn the interest rate in effect on the Business Day the new premium payment is received at VPSC.

You can make partial withdrawals and transfers (in addition to the automatic transfers described above) from the DCA Advantage Account. We will make partial withdrawals and transfers first from the DCA Advantage Account Accumulation Value attributed to the initial premium payment and then from the DCA Advantage Account Accumulation Value attributed to subsequent allocations in the order received. However, we do not permit such transfers if GIPR or GIPR 2.0 is in effect.

You cannot make transfers into the DCA Advantage Account from any Allocation Option.

Automatic Asset Reallocation

This option, which is available at no additional cost, allows you to maintain the percentage allocated to each Investment Division at a pre-set level. For example, you might specify that 50% of the Variable Accumulation Value of your policy be allocated to the MainStay VP MacKay Convertible – Service Class Investment Division and 50% of the Variable Accumulation Value be allocated to the MainStay VP MacKay International Equity – Service Class Investment Division. Over time, the fluctuations in each of these Investment Division’s investment results will shift the percentages. If you elect the Automatic Asset Reallocation option, NYLIAC will automatically transfer your Variable Accumulation Value back to the percentages you specify. You may also utilize the Automatic Asset Reallocation Option if your Variable Accumulation Value is allocated to an Asset Allocation Model. You may choose to have reallocations made on your quarterly, semi-annual or annual policy anniversary. To request Automatic Asset Reallocation, you must send a completed Automatic Asset Reallocation request form to VPSC at one of the addresses listed in Question 16 of this Prospectus or use any other method we make available. VPSC must receive the completed Automatic Asset Reallocation request form at least five Business Days before the date transfers are scheduled to begin. If we receive your completed Automatic Asset Reallocation request form for this option less than five Business Days prior to the date you request it to begin, the reallocation will begin on the next rebalancing date based on the rebalancing frequency you selected. Faxed and e-mailed requests are not currently accepted; however, we reserve the right to accept them at our discretion. You may modify an existing Automatic Asset Reallocation option by contacting us by phone at the number provided in Question 17 of this Prospectus. The minimum Accumulation Value required to elect this option is $2,500. We will suspend this feature automatically if the Separate Account Value is less than $2,500 on a reallocation date. Once the Separate Account Value equals or exceeds this amount, Automatic Asset Reallocation will resume automatically as scheduled. There is no minimum amount that you must allocate among the Investment Divisions under this option. Your Automatic Asset Reallocation may be cancelled if a premium allocation change or transfer is submitted on your behalf that is inconsistent with your current Automatic Asset Reallocation arrangements. You may prevent this cancellation if a conforming Automatic Asset Reallocation change is processed within one Business Day of the inconsistent premium allocation change or transfer.

You may cancel the Automatic Asset Reallocation option at any time. To cancel the Automatic Asset Reallocation option, you may send a written cancellation request in Good Order us to VPSC at one of the addresses listed in Question

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16 of this Prospectus or contact us by phone or internet as described in Question 17 of this Prospectus. You may not elect the Automatic Asset Reallocation option if you have selected the traditional Dollar Cost Averaging option. However, you have the option of alternating between these two features.

Interest Sweep

This option, which is available at no additional cost, allows the interest earned on monies allocated to the Fixed Account to be transferred from the Fixed Account to one or any combination of Investment Divisions or an available Asset Allocation Model. You must specify the Investment Divisions and/or Asset Allocation Model, the frequency of the transfers (monthly, quarterly, semi-annually or annually), and the day of each calendar month to make the transfers (except the 29th, 30th and 31st of a month). NYLIAC will make all Interest Sweep transfers on the day of each calendar month you have specified or on the next Business Day (if the day you have specified is not a Business Day).

The Interest Sweep option may be utilized in addition to traditional Dollar Cost Averaging, Automatic Asset Reallocation or the DCA Advantage Account. With an Asset Allocation Model, the Interest Sweep option may be utilized with Automatic Asset Reallocation and the DCA Advantage Account. If an Interest Sweep transfer is scheduled for the same day as a transfer related to the traditional Dollar Cost Averaging option, the Automatic Asset Reallocation option or the DCA Advantage Account, we will process the Interest Sweep transfer first.

You can cancel the Interest Sweep option at any time. To cancel the Interest Sweep Option, you must send a written cancellation request in Good Order to VPSC at one of the addresses listed in Question 16 of this Prospectus or contact us by phone at the number provided in Question 17 of this Prospectus. We may also cancel this option if the Fixed Account Accumulation Value is less than $2,000, or such a lower amount as we may determine. Please note that you must utilize the Interest Sweep option if 100% of your premium payments are allocated to the Fixed Account.

To establish a new Interest Sweep transfer after the option has been cancelled, you must send an Interest Sweep request form in Good Order to VPSC at one of the addresses listed in Question 16 of this Prospectus. You may also process an Interest Sweep transfer by any other method we make available. VPSC must receive an Interest Sweep request form in Good Order at least five Business Days prior to the date transfers are scheduled to begin. If VPSC does not receive an Interest Sweep request form in Good Order at least five Business Days prior to the date you request it to begin, transfers will begin on the day of the month you specify in the month following the receipt of your request. Faxed and e-mailed requests are not currently accepted, however, we reserve the right to accept them at our discretion. The minimum Fixed Account Accumulation Value required to elect this option is $2,500, but this amount may be reduced at our discretion. Also note that Interest Sweep is not available for policies issued in the State of New York.

Accumulation Period

(a) Crediting of Premium Payments

You can allocate a portion of each premium payment to one or more Investment Divisions, one Asset Allocation Model (if available), the DCA Advantage Account and/or the Fixed Account (if available). The minimum amount that you may allocate to any one Investment Division or the Fixed Account is $25. The minimum amount that you can allocate to an available Asset Allocation Model is $25 per Investment Division. You may also allocate all or a portion of each premium payment to the DCA Advantage Account. The minimum amount that you may allocate to the DCA Advantage Account is $5,000. (See “THE DCA ADVANTAGE ACCOUNT.”) We will allocate additional premium payments to the Allocation Options and/or the DCA Advantage Account at the close of the Business Day on which they are received by NYLIAC. We will apply Premium Credits and any Breakpoint Credits to the same Allocation Options and/or the DCA Advantage Account based on the same percentages used to allocate your premium payments.

We will credit that portion of each premium payment (and any Premium Credit or Breakpoint Credits thereon) you allocate to an Investment Division (or to each of the Investment Divisions that make up an Asset Allocation Model) in the form of Accumulation Units. We determine the number of Accumulation Units we credit to a policy by dividing the amount allocated to each Investment Division by the Accumulation Unit value for that Investment Division as of the close of the Business Day we are making this calculation. The value of an Accumulation Unit will vary depending on the investment experience of the Portfolio in which the Investment Division invests. The number of Accumulation Units we credit to a policy will not, however, change as a result of any fluctuations in the value of an Accumulation Unit. (See “THE FIXED ACCOUNT” for a description of interest crediting.)

(b) Valuation of Accumulation Units

The value of Accumulation Units in each Investment Division will change daily to reflect the investment experience of the corresponding Portfolio as well as the deduction of the Separate Account charges. The Statement of Additional Information contains a detailed description of how we value the Accumulation Units.

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Riders

At no additional charge, we currently include three riders under the policy: A Living Needs Benefit/Unemployment Rider (available in jurisdictions where approved on and after May 1, 2010), an Unemployment Benefit Rider for Non-Qualified, IRA, SEP IRA, Roth IRA, Inherited IRA and SIMPLE IRA policies, and a Living Needs Benefit Rider for all types of policies. The combination Living Needs Benefit/Unemployment Rider will replace both the Living Needs Benefit Rider and Unemployment Benefit Rider in jurisdictions where approved on and after May 1, 2010. As described below, the Living Needs Benefit and Unemployment Benefit riders provide for an increase in the amount that can be withdrawn from your policy which will not be subject to a surrender charge upon the happening of certain qualifying events. Policies issued before July 1, 2013 also included the Breakpoint Credit Rider at no additional charge.

We also offer the Investment Protection Plan Rider (available only with policies purchased before July 16, 2012), Investment Protection Plan II Rider (available only with policies purchased before May 1, 2013, in most jurisdictions), Guaranteed Investment Protection Rider (available only with policies purchased before May 1, 2014, or in jurisdictions where GIPR 2.0 has not been approved), Guaranteed Investment Protection Rider 2.0 (available only with policies purchased May 1, 2014 or later), Annual Death Benefit Reset Rider and Enhanced Beneficiary Benefit (EBB) Rider, which are available at an additional cost. We also include the Enhanced Spousal Continuance Rider (if the EBB Rider is selected) at no additional cost. The riders are only available in those states where they have been approved. See below for descriptions of each rider. Please consult with your registered representative regarding the availability of these riders in your jurisdiction. Please note that benefits payable under the riders are payable from NYLIAC’s general account and are subject to the claims paying ability of NYLIAC. No third party guarantees are involved.

The Investment Protection Plan, Investment Protection Plan II, Guaranteed Investment Protection and Guaranteed Investment Protection 2.0 riders may be appropriate for individuals who appreciate the upside potential that comes with market participation, but are also highly sensitive to protecting their initial premium payment over a pre-determined holding period (10 -12 years, or for the Guaranteed Investment Protection Rider 2.0, 12-15 or 20 years, as applicable). These riders can allow clients to allocate funds to the Investment Divisions with greater confidence by understanding that if their allocations perform poorly over their rider’s holding period, they will not receive less than the rider’s guaranteed amount when their holding period ends.

The Annual Death Benefit Reset (ADBR) rider may be appropriate for individuals who are looking to protect the amount of the initial death benefit and potentially increase it through annual “step-ups” (up to age 80) that are based on gains in the Accumulation Value resulting from favorable Investment Division performance. The Enhanced Beneficiary Benefit (EBB) rider may be appropriate for individuals who do not want to leave a tax liability to their beneficiary(ies) following their death as a result of gains inside their policy.

(a) Living Needs Benefit/Unemployment Rider

This rider is available at no additional cost. Rider benefits and requirements to qualify for the rider benefits may not be the same in all jurisdictions. In Connecticut, the rider is named the “Living Needs Benefit Rider” and the Unemployment and disability portions of the rider are not available. In New York, the rider is named “Waiver Of Surrender Charges For Living Needs Qualifying Events” and the Unemployment portion of the rider is not available. In New Jersey, the rider is named the “Living Needs Benefit Rider” and the Unemployment portion of the rider is not available.

The Living Needs Benefit/Unemployment Rider provides for an increase in the amount that can be withdrawn from your policy without a surrender charge when certain qualifying events occur. With this rider you may be eligible to receive all or a portion of the Accumulation Value of your policy without paying a surrender charge if you provide satisfactory proof that a Qualifying Event (as defined below) has occurred. In order to receive the benefit associated with this rider, your policy must have been in force for at least one year and have a minimum Accumulation Value of $5,000 and the Qualifying Event must occur on or after the Policy Date. For the Disability portion of the rider, any withdrawal after your 66th birthday will not be eligible for the rider benefit and surrender charges may apply. In addition, none of the benefits of this rider are available for policies where any Owner(s) has attained their 86th birthday on the Policy Date. If the Owner(s) is not a natural person, all restrictions and benefits of the rider are based on the Annuitant.

The types of Qualifying Events are defined as follows:

(a)	Health Care Facility: The Owner is enrolled and living in a Health Care Facility for 60 consecutive days.

(b)	Terminal Illness: A determination by a licensed physician that the Owner has a life expectancy of 12 months or less.

(c)	Disability: A determination by a licensed physician that the Owner has a disability that prevents them from performing any work for pay or profit for at least 12 consecutive months.

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(d)	Unemployment: A determination letter from the applicable state’s Department of Labor that the Owner qualifies for and has been receiving state unemployment benefits for 60 consecutive days.

A Health Care Facility is defined as a state licensed/certified nursing home/assisted living facility. In addition, we may also require proof of continued disability as of the date of the withdrawal.

You will be able to receive benefits under this rider the later of the date you meet the above requirements or the date we receive your documentation in Good Order at VPSC at one of the addresses listed in Question 16 of this Prospectus.

(b) Living Needs Benefit Rider

If the Annuitant enters a nursing home, becomes terminally ill or disabled, you, the policyowner, may be eligible to receive all or a portion of the Accumulation Value without paying a surrender charge. The policy must have been in force for at least one year and have a minimum Accumulation Value of $5,000. We must be provided with proof that the Annuitant has spent 60 or more consecutive days in a nursing home, is terminally ill or disabled. Withdrawals will be taxable to the extent of gain and, prior to age 59 1⁄2, may be subject to a 10% IRS penalty. This rider is in effect in all jurisdictions where approved. To qualify for the disability benefit of this rider, the Annuitant must be classified as disabled by the Social Security Administration. You, the policyowner, are no longer eligible for the disability benefit once the Annuitant begins collecting Social Security retirement benefits. The rider will be effective the later of the date you meet the above requirements or the date we receive your documentation in a form acceptable to us at VPSC. There is no additional charge for this rider.

(c) Unemployment Benefit Rider

For all Non-Qualified, IRA, SEP IRA, Roth IRA, Inherited IRA and SIMPLE IRA policies, if you become unemployed, you may be eligible to increase the amount that can be withdrawn from your policy to 50% of the policy’s Accumulation Value without paying surrender charges. This rider can only be used once. The policy must have been in force for at least one year and have a minimum Accumulation Value of $5,000. You also must have been unemployed for at least 60 consecutive days. Withdrawals may be taxable transactions and, prior to age 59 1⁄2, may be subject to a 10% IRS penalty. This rider is in effect in all jurisdictions where approved. To apply for this benefit, you must submit a determination letter from the applicable state’s Department of Labor indicating that you qualify for and are receiving unemployment benefits. The rider will be effective the later of the date you meet the above requirements or the date we receive your notification at VPSC. There is no additional charge for this rider.

(d) Investment Protection Plan Rider (optional)

The Investment Protection Plan Rider (“IPP”) is available only in jurisdictions where approved and with policies purchased before July 16, 2012. If you purchase this rider, you will be able to surrender the policy and receive the greater of the policy Accumulation Value or the amount that is guaranteed under the rider. To select this rider for in force policies, you must send a written request in Good Order to VPSC at one of the addresses listed in Question 16 of this Prospectus. While this rider is in effect, we will deduct a charge from your Accumulation Value on each policy quarter. (See “OTHER CHARGES—INVESTMENT PROTECTION PLAN RIDER CHARGE.”) When you make a partial withdrawal, we will reduce the amount that is guaranteed under the rider by the amount of the proportional withdrawal (“IPP Proportional Withdrawal”). The IPP Proportional Withdrawal is equal to the amount withdrawn from the policy (including any amount withdrawn for the surrender charge) divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the amount that is guaranteed immediately preceding the withdrawal.

Please note that benefits payable under the IPP Rider are payable from NYLIAC’s general account and are subject to the claims paying ability of NYLIAC. No third party guarantees are involved.

The amount that is guaranteed under the rider will depend on when you select or reset it:

(i)

At the time of application: The amount that is guaranteed will equal the initial premium payment and Premium Credit thereon plus any additional premium payments and Premium Credits thereon we receive in the first Policy Year, less all IPP Proportional Withdrawals. Premium payments made after the first Policy Year will not be included in the amount that is guaranteed. The rider will take effect on the Policy Date.

(ii)

While the policy is in force: The amount that is guaranteed will equal the Accumulation Value on the date the rider takes effect, less all IPP Proportional Withdrawals. The Rider will take effect on the next Policy Anniversary following the date VPSC receives your application for the rider, in Good Order, at one of the addresses listed in Question 16 of this Prospectus.

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(iii)

Resetting the guaranteed amount (“Rider Reset”): You may request to reset the amount that is guaranteed at any time while the rider is in effect subject to the following limitations: (1) the latest available reset date for Non-qualified Policies is ten (10) years prior to the Annuity Commencement Date and (2) for Qualified Policies, you must be age 65 or younger. To reset the guaranteed amount, you must send a written request in Good Order to VPSC at one of the addresses listed in Question 16 of this Prospectus. The reset will take effect on the Policy Anniversary immediately following the date we receive your request to reset. Upon reset, the amount that is guaranteed will equal the Accumulation Value on the next Policy Anniversary, less all IPP Proportional Withdrawals. We may also set a new charge (not to exceed the guaranteed maximum charge in the “Table of Fees and Expenses”) for the rider and the Rider Risk Charge Adjustment on that Policy Anniversary. (See “OTHER CHARGES—INVESTMENT PROTECTION PLAN RIDER CHARGE” and “OTHER CHARGES—RIDER RISK CHARGE ADJUSTMENT.”) In addition, upon reset, your allocation restrictions may change. Please contact your registered representative for more information.

In Oregon, where this rider is called the Accumulation Value Protection Plan, the amount guaranteed is computed in the same manner described above.

If you selected this rider on or after February 15, 2010, you will only be allowed to allocate your premium payments to certain Allocation Options and the DCA Advantage Account. You may not allocate more than 25% of your initial premium payment to the Fixed Account. In addition, you may not have more than 25% of your policy’s Accumulation Value allocated to the Fixed Account on the rider’s effective date for in-force policies. The Investment Division restrictions associated with the IPP Rider seek to moderate overall volatility or hedge against downmarket volatility, and may limit your participation in positive investment performance. Other investment options that are available if you do not select the IPP Rider may offer the potential for higher returns. You should consult with your registered representative and carefully consider whether the Investment Division restrictions associated with the IPP Rider meet your investment objectives and risk tolerance. The Fixed Account is not available for policies issued in the State of New York. In addition, the Fixed Account is not available in the State of Washington if the IPP Rider is selected. The version of the IPP Rider that became available on or after February 15, 2010 is the same as the version of the rider available prior to February 15, 2010 in all other respects. The allowable Allocation Options under the IPP Rider available on or after February 15, 2010 are as follows:

Fixed Account*

MainStay VP Balanced – Service Class

MainStay VP Bond – Service Class

MainStay VP Conservative Allocation – Service Class

MainStay VP Fidelity Institutional AM® Utilities – Service Class

MainStay VP Floating Rate – Service Class

MainStay VP Income Builder – Service Class

MainStay VP Indexed Bond – Service Class

MainStay VP IQ Hedge Multi-Strategy – Service Class

MainStay VP Janus Henderson Balanced – Service Class

MainStay VP Janus Henderson Balanced – Initial Class

MainStay VP MacKay Convertible – Service Class

MainStay VP MacKay Government – Service Class

MainStay VP MacKay High Yield Corporate Bond – Service Class

MainStay VP MacKay Unconstrained Bond – Service Class

MainStay VP Moderate Allocation – Service Class

MainStay VP Moderate Growth Allocation – Service Class

MainStay VP PIMCO Real Return – Service Class

MainStay VP U.S. Government Money Market – Initial Class

American Funds IS Asset Allocation Fund – Class 4

BlackRock® Global Allocation V.I. Fund – Class III

BlackRock® High Yield V.I. Fund – Class III

Columbia Variable Portfolio – Emerging Markets Bond Fund – Class 2

DWS Alternative Asset Allocation VIP – Class B

Fidelity® VIP FundsManager® 60% Portfolio - Service Class

Legg Mason/QS Conservative Model Portfolio - Class II

Legg Mason/QS Moderately Aggressive Model Portfolio - Class II

Legg Mason/QS Moderately Conservative Model Portfolio - Class II

Legg Mason/QS Moderate Model Portfolio - Class II

PIMCO VIT Income Portfolio - Advisor Class

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PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged) – Advisor Class

PIMCO VIT Low Duration Portfolio – Advisor Class

PIMCO VIT Total Return Portfolio – Advisor Class

*

You may not allocate more than 25% of your initial premium payment to the Fixed Account. Also, for in-force policies, no more than 25% of your policy’s Accumulation Value may be allocated to the Fixed Account on the Rider’s effective date. Not available in New York or Washington.

You will be eligible to receive the benefit under this rider beginning on the tenth Policy Anniversary after the later of (1) the effective date of the rider or (2) the effective date of any Rider Reset. You may also exercise this benefit on any Policy Anniversary subsequent to the tenth. To exercise this benefit, you must send us a written request to surrender the policy in Good Order to VPSC at one of the addresses listed in Question 16 of this Prospectus no later than ten Business Days after the applicable Policy Anniversary. Amounts paid to you under the terms of this rider may be taxable and you may be subject to a 10% tax penalty if paid before you reach age 59 1⁄2.

You may cancel this rider within 30 days after delivery of the rider or, if you selected this feature at the time of application, within 30 days after delivery of the policy. To cancel the rider, you must return it to VPSC at one of the addresses listed in Question 16 of this Prospectus or to the registered representative through whom you purchased it with a written request for cancellation. Upon receipt of this request, we will promptly cancel the Rider and refund any Investment Protection Plan Rider charge which may have been deducted. After this 30-day period, you still have the right to discontinue the rider. However, we will deduct a Rider Risk Charge Adjustment from your Accumulation Value and we will not refund any Investment Protection Plan Rider charge that may have been deducted. (See “OTHER CHARGES—RIDER RISK CHARGE ADJUSTMENT.”) The cancellation of the rider after the 30-day period will be effective as of the date VPSC receives your cancellation request.

This rider is available on all Non-Qualified and Roth IRA policies so long as the first date that you can exercise and receive benefits under the rider is before the Annuity Commencement Date. The rider is also available on IRA, SEP IRA and SIMPLE IRA policies if the policyowner is age 65 or younger on the date the rider takes effect. The rider is not available on TSA and Inherited IRA policies. For policies issued prior to February 15, 2010, this rider is not available if more than 50% of the policy’s Accumulation Value is in the Fixed Account when the rider is selected.

This rider will provide no benefit if you surrender the policy before the Policy Anniversary on which you are eligible to exercise the rider. Therefore, you should select this rider only if you intend to keep the policy for at least ten years. In addition, this rider has no impact on any amount paid upon your death or the death of the Annuitant.

Partial withdrawals will reduce the guaranteed amount and the amount of charges assessed for the rider. However, please note that charges assessed for this rider prior to the date of any partial withdrawal (including required minimum distributions from IRAs) will not be retroactively adjusted.

We have set forth below an example of how the benefit of this rider may be realized and how partial withdrawals (including required minimum distributions from IRAs) will impact the guaranteed amount. In this example, we have assumed the following:

(1)	the rider is selected at the time of application;

(2)	an initial premium payment of $100,000 is made;

(3)	a Credit of $4,000 (based on the Premium Credit Rate at time of application) is applied to your policy;

(4)	no additional premium payments are made;

(5)	a withdrawal of $20,000 is made in the eighth Policy Year;

(6)	the Accumulation Value immediately preceding the withdrawal has decreased to $80,000; and

(7)	the Accumulation Value on the tenth Policy Anniversary has decreased to $50,000.

The guaranteed amount at time of application was $104,000. When the partial withdrawal was made in the eighth Policy Year, we reduced the guaranteed amount by the amount of the IPP Proportional Withdrawal. We calculated the amount of the IPP Proportional Withdrawal by taking the requested withdrawal amount, dividing it by the Accumulation Value immediately preceding the withdrawal, and then multiplying that number by the guaranteed amount immediately preceding the withdrawal.

IPP Proportional Withdrawal = ($20,000/$80,000) x $104,000 = $26,000

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To determine the new guaranteed amount after the withdrawal, we subtracted the amount of the IPP Proportional Withdrawal from the initial guaranteed amount: ($104,000 - $26,000) = $78,000. If this policy is surrendered in the tenth Policy Year, the policyowner receives $78,000 even though the Accumulation Value has decreased to $50,000.

(e) Investment Protection Plan II Rider (optional)

The Investment Protection Plan II Rider (“IPP II”) can only be purchased at the time of application. If you purchased IPP II, you will be eligible to receive a one-time adjustment to your Accumulation Value in the event that your Accumulation Value is less than the amount guaranteed under IPP II on the 12th policy anniversary of the effective date of IPP II (or the 12th policy anniversary of any reset of IPP II). IPP II will end on the 12th policy anniversary of the rider effective date (or any reset of IPP II). While IPP II is in effect, we will deduct a charge from your Accumulation Value on each policy quarter. (See “OTHER CHARGES—INVESTMENT PROTECTION PLAN II RIDER CHARGE.”) When you make a partial withdrawal, we will reduce the amount that is guaranteed under IPP II by the amount of the proportional withdrawal (“IPP II Proportional Withdrawal”). An IPP II Proportional Withdrawal is equal to the amount withdrawn from the policy (including any amount withdrawn for the surrender charge) divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the amount that is guaranteed immediately preceding the withdrawal.

Please note that benefits payable under IPP II are payable from NYLIAC’s general account and are subject to the claims paying ability of NYLIAC. No third party guarantees are involved.

The amount that is guaranteed under IPP II is as follows:

(i)

At the time of application: The amount that is guaranteed will equal the initial premium payment and any Premium Credit thereon plus any additional premium payments, Premium Credits and Breakpoint Credits, if any, thereon we receive in the first Policy Year, less all IPP II Proportional Withdrawals. Premium payments made after the first Policy Year will not be included in the amount that is guaranteed. IPP II will take effect on the Policy Date.

(ii)

Resetting the guaranteed amount (“IPP II Rider Reset”): You may request to reset the amount that is guaranteed at any time while IPP II is in effect as long as you (oldest Owner, if the policy is jointly owned) and the Annuitant are age 78 or younger. To reset the guaranteed amount, you must send a written request in Good Order to VPSC at one of the addresses listed in Question 16 of this Prospectus. The reset will take effect on the Policy Anniversary immediately following the date we receive your request to reset. The amount that is guaranteed will equal the Accumulation Value on the next Policy Anniversary, less all IPP II Proportional Withdrawals taken after the reset. We may also set a new charge (not to exceed the guaranteed maximum charge in the “Table of Fees and Expenses”) for IPP II and the Rider Risk Charge Adjustment on that Policy Anniversary. (See “OTHER CHARGES—INVESTMENT PROTECTION PLAN II RIDER CHARGE” and “OTHER CHARGES—RIDER RISK CHARGE ADJUSTMENT.”). In addition, upon reset, your allocation restrictions may change. Typically, you would effect a reset in order to increase the guaranteed amount under IPP II. Please note that if you reset the guaranteed amount under IPP II, you will not be eligible to receive a one-time adjustment to your Accumulation Value until the 12th policy anniversary after the effective date of any reset. Please contact your registered representative for more information.

A policyowner may cancel a request to reset the guaranteed amount at any time prior to or within 30 days after the effective date of the reset. If you cancel your request to reset, no change will be made to IPP II’s effective date, maturity date, charge rate or the Rider Risk Charge Adjustment, if applicable.

You will only be allowed to allocate your premium payments to certain Allocation Options and the DCA Advantage Account. You may not allocate more than 25% of your initial premium payment to the Fixed Account. The Fixed Account is not available for policies issued in the State of New York. In addition, the Fixed Account is not available in the State of Washington if the IPP II Rider is selected. The allowable Allocation Options under IPP II are as follows:

Fixed Account*

MainStay VP Balanced – Service Class

MainStay VP Bond – Service Class

MainStay VP Conservative Allocation – Service Class

MainStay VP Fidelity Institutional AM® Utilities – Service Class

MainStay VP Floating Rate – Service Class

MainStay VP Income Builder – Service Class

MainStay VP Indexed Bond – Service Class

MainStay VP IQ Hedge Multi-Strategy – Service Class

MainStay VP Janus Henderson Balanced – Service Class

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MainStay VP Janus Henderson Balanced – Initial Class

MainStay VP MacKay Convertible – Service Class

MainStay VP MacKay Government – Service Class

MainStay VP MacKay High Yield Corporate Bond – Service Class

MainStay VP MacKay Unconstrained Bond – Service Class

MainStay VP Moderate Allocation – Service Class

MainStay VP Moderate Growth Allocation – Service Class

MainStay VP PIMCO Real Return – Service Class

MainStay VP U.S. Government Money Market – Initial Class

American Funds IS Asset Allocation Fund – Class 4

BlackRock® Global Allocation V.I. Fund – Class III

BlackRock® High Yield V.I. Fund – Class III

Columbia Variable Portfolio – Emerging Markets Bond Fund – Class 2

DWS Alternative Asset Allocation VIP – Class B

Fidelity® VIP FundsManager® 60% Portfolio - Service Class

Legg Mason/QS Conservative Model Portfolio - Class II

Legg Mason/QS Moderately Aggressive Model Portfolio - Class II

Legg Mason/QS Moderately Conservative Model Portfolio - Class II

Legg Mason/QS Moderate Model Portfolio - Class II

PIMCO VIT Income Portfolio - Advisor Class

PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged) – Advisor Class

PIMCO VIT Low Duration Portfolio – Advisor Class

PIMCO VIT Total Return Portfolio – Advisor Class

*	You may not allocate more than 25% of your initial premium payment to the Fixed Account. Not available in New York or Washington.

The Investment Division restrictions associated with the IPP II Rider seek to moderate overall volatility or hedge against downmarket volatility, and may limit your participation in positive investment performance. Other investment options that are available if you do not select the IPP II Rider may offer the potential for higher returns. You should consult with your registered representative and carefully consider whether the Investment Division restrictions associated with the IPP II Rider meet your investment objectives and risk tolerance.

With IPP II, you do not have to surrender the policy to receive any applicable benefit. You will be eligible to receive the benefit (if applicable) under IPP II on the 12th Policy Anniversary after the later of the Policy Date or the effective date of any reset. You do not need to take any action. We will inform you in writing if you are eligible to receive a one-time adjustment to your Accumulation Value. We will also inform you of your options if such one-time adjustment is made to your Accumulation Value which are to (i) surrender the policy and receive the adjusted Accumulation Value (which may be subject to surrender charges), or (ii) continue the policy at the adjusted Accumulation Value, which is subject to market fluctuation. If you are eligible to receive an adjustment, we will credit an amount to your Accumulation Value pro rata in accordance with your allocations currently on file. If you surrender the policy, amounts paid to you under the terms of IPP II may be taxable and you may be subject to a 10% tax penalty if such amounts are paid before you reach age 59 1/2.

You may cancel IPP II within 30 days after delivery of the policy. To cancel, you must return IPP II to VPSC at one of the addresses listed in Question 16 of this Prospectus or to the registered representative through whom you purchased it with a written request for cancellation. Upon receipt of this request, we will promptly cancel IPP II and refund any IPP II charges which may have been deducted. After this 30-day period, you still have the right to discontinue IPP II. However, we will deduct a Rider Risk Charge Adjustment from your Accumulation Value and we will not refund any IPP II charges that may have been deducted. (See “OTHER CHARGES—RIDER RISK CHARGE ADJUSTMENT.”) The cancellation of IPP II after the 30-day period will be effective as of the date VPSC receives your cancellation request.

IPP II is available with all Non-Qualified policies, IRA, SEP IRA, Simple IRA and Roth IRA policies if the policyowner is age 75 or younger on the rider effective date. The rider is not available on TSA and Inherited IRA policies.

IPP II will provide no benefit if you surrender the policy before the Policy Anniversary on which you are eligible to receive a potential one-time adjustment to your Accumulation Value. Therefore, you should purchase IPP II only if you intend to keep the policy for at least 12 years.

Any withdrawal reduces the guaranteed amount and the amount of charges assessed for IPP II. However, please note that charges assessed for IPP II prior to the date of any withdrawals (including required minimum distributions from IRAs) will not be retroactively adjusted.

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We have set forth below an example of how the benefit from IPP II may be realized and how withdrawals (including required minimum distributions from IRAs) will impact the guaranteed amount. In this example, we have assumed the following:

(1)	IPP II is selected at the time of application;

(2)	An initial premium payment of $100,000 is made;

(3)	A Credit of $4,000 (based on the Premium Credit Rate at time of application) is applied to your policy;

(4)	No additional premium payments are made;

(5)	A withdrawal of $20,000 is made in the eighth policy year;

(6)	The Accumulation Value immediately preceding the withdrawal has decreased to $80,000; and

(7)	The Accumulation value on the 12th Policy Anniversary has decreased to $50,000.

The guaranteed amount at the time of application was $104,000. When the withdrawal was made in the eighth Policy Year, we reduced the guaranteed amount by the amount of the IPP II Proportional Withdrawal. We calculated the amount of the IPP II Proportional Withdrawal by taking the requested withdrawal amount, dividing it by the Accumulation Value immediately preceding the withdrawal, and then multiplying that number by the guaranteed amount immediately preceding the withdrawal.

IPP II Proportional Withdrawal = ($20,000/$80,000) x $104,000 = $26,000

To determine the new guaranteed amount after the withdrawal, we subtracted the amount of the IPP II Proportional Withdrawal from the initial guaranteed amount: ($104,000 – $26,000) = $78,000. On the 12th Policy Anniversary the Accumulation Value ($50,000) is less than the guaranteed amount of $78,000. Therefore, you are eligible to receive a one-time adjustment to your Accumulation Value of $28,000 and the rider will end. You would not have been eligible to receive this adjustment to your Accumulation Value if you had not purchased the IPP II Rider.

(f) Guaranteed Investment Protection Rider (optional)

The Guaranteed Investment Protection Rider (“GIPR”) can only be purchased at the time of application. If you purchased GIPR, you will be eligible to receive a one-time adjustment to your Accumulation Value in the event that your Accumulation Value is less than the amount guaranteed under GIPR on the 12th policy anniversary of the effective date of GIPR (or the 12th policy anniversary of any reset of GIPR). GIPR will end on the 12th policy anniversary of the rider effective date (or the most recent reset of GIPR). While GIPR is in effect, we will deduct a charge from your Investment Divisions and DCA Advantage Account on a pro-rata basis on each policy quarter. (See “OTHER CHARGES—Guaranteed Investment Protection Rider Charge (optional).”) When you make a partial withdrawal, we will reduce the amount that is guaranteed under GIPR by the amount of the proportional withdrawal (“GIPR Proportional Withdrawal”). A GIPR Proportional Withdrawal is equal to the amount withdrawn from the policy (including any amount withdrawn for the surrender charge) divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the amount that is guaranteed immediately preceding the withdrawal.

Please note that benefits payable under GIPR are payable from NYLIAC’s general account and are subject to the claims paying ability of NYLIAC. No third party guarantees are involved.

The amount that is guaranteed under GIPR is as follows:

(i)

At the time of application: The amount that is guaranteed will equal the initial premium payment and any Premium Credit thereon plus any additional premium payments, Premium Credits and Breakpoint Credits, if any, thereon we receive in the first Policy Year, less all GIPR Proportional Withdrawals. Premium payments made after the first Policy Year will not be included in the amount that is guaranteed. GIPR will take effect on the Policy Date.

(ii)

Resetting the guaranteed amount (“GIPR Rider Reset”): You may request to reset the amount that is guaranteed at any time while GIPR is in effect as long as you (oldest Owner, if the policy is jointly owned) and the Annuitant are age 78 or younger. To reset the guaranteed amount, you must send a written request in Good Order to VPSC at one of the addresses listed in Question 16 of this Prospectus. The reset will take effect on the Policy Anniversary immediately following the date we receive your request to reset. The amount that is guaranteed will equal the Accumulation Value on the next Policy Anniversary, less all GIPR Proportional Withdrawals taken after the reset. We may also set a new charge (not to exceed the guaranteed maximum charge in the “Table of Fees and Expenses”) for GIPR and the Rider Risk Charge Adjustment on

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that Policy Anniversary. (See “OTHER CHARGES—Guaranteed Investment Protection Rider Charge (optional).” and “OTHER CHARGES—Rider Risk Charge Adjustment (optional).”). In addition, upon reset, your allocation restrictions may change. Typically, you would effect a reset in order to increase the guaranteed amount under GIPR. Please note that if you reset the guaranteed amount under GIPR, you will not be eligible to receive a one-time adjustment to your Accumulation Value until the 12th policy anniversary after the effective date of any reset. We can suspend or discontinue the ability to reset the amount that is guaranteed at any time in our sole discretion on a nondiscriminatory basis. If we decide to suspend or discontinue the ability to reset the amount that is guaranteed, we will promptly notify you in writing. Please contact your registered representative for more information.

A policyowner may cancel a request to reset the guaranteed amount at any time prior to or within 30 days after the effective date of the reset. If you cancel your request to reset, no change will be made to GIPR’s effective date, maturity date, charge rate or the Rider Risk Charge Adjustment.

You will be allowed to allocate your premium payments to the Allocation Options and the DCA Advantage Account subject to the restrictions set forth in Appendix 2. You may not allocate any monies to the Fixed Account while GIPR is in effect. Upon any termination of GIPR, the Fixed Account will be an available investment option. Also, Traditional DCA is not available with GIPR. The Fixed Account is not available for policies issued in the State of New York. If you select GIPR, Investment Division restrictions will apply to the Investment Divisions that you may choose during the accumulation phase. These restrictions will limit the amount you can allocate to the Investment Divisions. You may allocate your premium payment to Investment Divisions in the Asset Allocation Categories in accordance with the specified thresholds, or to one of the available Asset Allocation Models. Individual transfers between Investment Divisions, the DCA Advantage Account and/or available Asset Allocation Models are not allowed. Each policy quarter, we will automatically rebalance your current allocations to conform to your most recent allocation instructions. If you wish to complete an individual transfer between the Investment Divisions, or change to a different Asset Allocation Model (if available), you must send a reallocation form to VPSC at one of the addresses in Question 16 of this Prospectus. The Asset Allocation Categories and the Asset Allocation Models available with GIPR are set forth in Appendix 2.

The Investment Division restrictions associated with the GIPR Rider seek to moderate overall volatility or hedge against downmarket volatility, and may limit your participation in positive investment performance. Other investment options that are available if you do not select the GIPR Rider may offer the potential for higher returns. You should consult with your registered representative and carefully consider whether the Investment Division restrictions associated with the GIPR Rider meet your investment objectives and risk tolerance.

With GIPR, you do not have to surrender the policy to receive any applicable benefit. You will be eligible to receive the benefit (if applicable) under GIPR on the 12th Policy Anniversary after the later of the Policy Date or the effective date of any reset. You do not need to take any action. We will inform you in writing if you are eligible to receive a one-time adjustment to your Accumulation Value. We will also inform you of your options if such one-time adjustment is made to your Accumulation Value which are to (i) surrender the policy and receive the adjusted Accumulation Value (which may be subject to surrender charges), or (ii) continue the policy at the adjusted Accumulation Value, which is subject to market fluctuation. If you are eligible to receive an adjustment, we will credit an amount to your Accumulation Value pro rata in accordance with your allocations currently on file. If you surrender the policy, amounts paid to you under the terms of GIPR may be taxable and you may be subject to a 10% tax penalty if such amounts are paid before you reach age 59 1⁄2.

You may cancel GIPR within 30 days after delivery of the policy. To cancel, you must return GIPR to VPSC at one of the addresses listed in Question 16 of this Prospectus or to the registered representative through whom you purchased it with a written request for cancellation. Upon receipt of this request, we will promptly cancel GIPR and refund any GIPR charges which may have been deducted. After this 30-day period, you still have the right to discontinue GIPR. However, we will deduct a Rider Risk Charge Adjustment from your Investment Divisions and DCA Advantage Account on a pro-rata basis and we will not refund any GIPR charges that may have been deducted. (See “OTHER CHARGES—Rider Risk Charge Adjustment (optional).”) Certain jurisdictions may not permit us to assess a Rider Risk Charge Adjustment; for more information, contact your registered representative or see “Appendix 3 – State Variations”. The cancellation of GIPR after the 30-day period will be effective as of the date VPSC receives your cancellation request. You should consider the cost of cancelling GIPR prior to purchasing it.

GIPR is available with all Non-Qualified, IRA, SEP IRA, Simple IRA, Roth IRA, Keogh and Pension policies if the policyowner is age 75 or younger on the rider effective date. The rider is not available on TSA and Inherited IRA policies.

GIPR will provide no benefit if you surrender the policy before the Policy Anniversary on which you are eligible to receive a potential one-time adjustment to your Accumulation Value. Therefore, you should purchase GIPR only if you intend to keep the policy for at least 12 years.

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Upon your death, GIPR and the policy will terminate unless your spouse chooses to continue the policy. Your spouse must be the sole primary beneficiary in order to continue GIPR and the policy. If your spouse chooses to continue GIPR and the policy, no death benefit proceeds will be paid upon your death.

Any withdrawal reduces the guaranteed amount and the amount of charges assessed for GIPR. While GIPR is in effect, partial withdrawals will be deducted pro rata from the Allocation Options and/or the DCA Advantage Account. However, please note that charges assessed for GIPR prior to the date of any withdrawal (including required minimum distributions from IRAs) will not be retroactively adjusted.

We have set forth below an example of how the benefit from GIPR may be realized and how withdrawals (including required minimum distributions from IRAs) will impact the guaranteed amount. In this example, we have assumed the following:

(1)	GIPR is selected at the time of application;

(2)	An initial premium payment of $100,000 is made;

(3)	A Credit of $4,000 (based on the Premium Credit Rates at the time of application) is applied to your policy;

(4)	No additional premium payments are made;

(5)	A withdrawal of $20,000 is made in the eighth policy year;

(6)	The Accumulation Value immediately preceding the withdrawal has decreased to $80,000; and

(7)	The Accumulation value on the 12th Policy Anniversary has decreased to $50,000.

The guaranteed amount at the time of application was $104,000. When the withdrawal was made in the eighth Policy Year, we reduced the guaranteed amount by the amount of the GIPR Proportional Withdrawal. We calculated the amount of the GIPR Proportional Withdrawal by taking the requested withdrawal amount, dividing it by the Accumulation Value immediately preceding the withdrawal, and then multiplying that number by the guaranteed amount immediately preceding the withdrawal.

GIPR Proportional Withdrawal = ($20,000/$80,000) x $104,000 = $26,000

To determine the new guaranteed amount after the withdrawal, we subtracted the amount of the GIPR Proportional Withdrawal from the initial guaranteed amount: ($104,000 – $26,000) = $78,000. On the 12th Policy Anniversary the Accumulation Value ($50,000) is less than the guaranteed amount of $78,000. Therefore, you are eligible to receive a one-time adjustment to your Accumulation Value of $28,000 and the rider will end. You would not have been eligible to receive this adjustment to your Accumulation Value if you had not purchased the GIPR Rider.

(g) Guaranteed Investment Protection Rider 2.0 (optional)

The Guaranteed Investment Protection Rider 2.0 (“GIPR 2.0”) can only be purchased at the time of application. GIPR 2.0 allows you to choose among 5 different holding periods, or terms. If you purchased GIPR 2.0, you will be eligible to receive a one-time adjustment to your Accumulation Value in the event that your Accumulation Value is less than the amount guaranteed under GIPR 2.0 on the applicable policy anniversary of the rider effective date (or most recent reset date) for the term you choose. You may request to reset the guaranteed amount under certain circumstances, as described below. Certain features of GIPR 2.0 relating to the 20 year rider term may not be available in all jurisdictions; contact your registered representative for more information.

GIPR 2.0 will end on the applicable policy anniversary of the rider effective date (or most recent reset date) for the term you choose. The applicable policy anniversary depends on the term you choose. While GIPR 2.0 is in effect, we will deduct a charge from your Investment Divisions and DCA Advantage Account on a pro-rata basis on each policy quarter. (See “OTHER CHARGES—Guaranteed Investment Protection Rider 2.0 Charge (optional).”) When you make a withdrawal, we will reduce the amount that is guaranteed under GIPR 2.0 by the amount of the proportional withdrawal (“GIPR 2.0 Proportional Withdrawal”). A GIPR 2.0 Proportional Withdrawal is equal to the amount withdrawn from the policy (including any amount withdrawn for the surrender charge) divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the amount that is guaranteed immediately preceding the withdrawal.

Please note that benefits payable under GIPR 2.0 are payable from NYLIAC’s general account and are subject to the claims paying ability of NYLIAC. No third party guarantees are involved.

The amount that is guaranteed under GIPR 2.0 is as follows:

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(i)

At the time of application for 12, 13, 14, or 15 year terms: The amount that is guaranteed will equal 100% of the sum of all premium payments and Premium Credits thereon that we receive in the first Policy Year, less all GIPR 2.0 Proportional Withdrawals.

(ii)

At the time of application for the 20 year term: The amount that is guaranteed will equal 150% of the sum of all premium payments, and Premium Credits thereon that we receive in the first Policy Year, less all GIPR 2.0 Proportional Withdrawals.

(iii)	For all terms, premium payments made after the first Policy Year will not be included in the amount that is guaranteed. GIPR 2.0 will take effect on the Policy Date.

(iv)	Resetting the guaranteed amount (“GIPR 2.0 Rider Reset”):

You may request to reset the amount that is guaranteed at any time while GIPR 2.0 is in effect as long as you (oldest Owner, if the Policy is jointly owned) and the Annuitant are age 75 or younger (for the 12, 13, 14 and 15 year terms), or age 70 or younger (for the 20 year term). To reset the guaranteed amount, you must send a written request in Good Order to VPSC at one of the addresses listed in Question 16 of this Prospectus. The reset will take effect on the Policy Anniversary immediately following the date we receive your request to reset. The amount that is guaranteed will be increased to equal the Accumulation Value (for 12-15 year terms) or 150% of the Accumulation Value (for the 20 year term), on the next Policy Anniversary, less all GIPR 2.0 Proportional Withdrawals taken after the reset. We may also set a new charge (not to exceed the guaranteed maximum charge in the “Table of Fees and Expenses”) for GIPR 2.0 and the Rider Risk Charge Adjustment on that Policy Anniversary. (See “OTHER CHARGES—Guaranteed Investment Protection Rider 2.0 Charge (optional).” and “OTHER CHARGES—Rider Risk Charge Adjustment (optional).”). In addition, upon reset, your allocation restrictions may change. Typically, you would decide to reset in order to increase the guaranteed amount under GIPR 2.0. Please note that if you reset the guaranteed amount under GIPR 2.0, you will not be eligible to receive a one-time adjustment to your Accumulation Value until the Policy Anniversary applicable to the original rider term you chose after the effective date of any reset. We can suspend or discontinue the ability to reset the amount that is guaranteed at any time in our sole discretion on a nondiscriminatory basis. If we decide to suspend or discontinue the ability to reset the amount that is guaranteed, we will promptly notify you in writing. Please contact your registered representative for more information.

A policyowner may cancel a request to reset the guaranteed amount at any time prior to or within 30 days after the effective date of the reset. If you cancel your request to reset, no change will be made to GIPR 2.0’s effective date, maturity date, charge rate or the Rider Risk Charge Adjustment.

If you purchase GIPR 2.0, you will be allowed to allocate your premium payments to the Allocation Options and the DCA Advantage Account subject to the restrictions set forth in APPENDIX 2.

You may not allocate any monies to the Fixed Account while GIPR 2.0 is in effect. Upon any termination of GIPR 2.0, the Fixed Account will be an available investment option. Also, Traditional DCA is not available with GIPR 2.0. The Fixed Account is not available for policies issued in the State of New York.

If you select GIPR 2.0, we will limit the amount you can allocate to the Investment Divisions. You may allocate your premium payment to Investment Divisions in the Asset Allocation Categories in accordance with the specified thresholds, or to one of the available 2014 Asset Allocation Models. Individual transfers between Investment Divisions, the DCA Advantage Account and/or available Asset Allocation Models are not allowed. If you wish to complete an individual transfer between the Investment Divisions, or change to a different Asset Allocation Model (if available), you must send a reallocation form to VPSC at one of the addresses in Question 16 of this Prospectus. Each policy quarter, we will automatically rebalance your current allocations to conform to your most recent allocation instructions. The Investment Division restrictions associated with the GIPR 2.0 Rider seek to moderate overall volatility or hedge against downmarket volatility, and may limit your participation in positive investment performance. Other investment options that are available if you do not select the GIPR 2.0 Rider may offer the potential for higher returns. You should consult with your registered representative and carefully consider whether the Investment Division restrictions associated with GIPR 2.0 meet your investment objectives and risk tolerance. The Asset Allocation Categories and the Asset Allocation Models available with GIPR 2.0 are set forth in Appendix 2.

If you choose to reset your guaranteed amount, the restrictions on investment allocations may change. These changes could include an adjustment to the minimum and/or maximum allocation percentages available under the Asset

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Allocation Categories, adding or removing Asset Allocation Categories, adding or removing Asset Allocation Models, or discontinuing the availability of the DCA Advantage Account.

With GIPR 2.0, you do not have to surrender the policy to receive any applicable benefit. You will be eligible to receive the benefit (if applicable) on the Policy Anniversary for the term you chose after the later of the Policy Date or the most recent reset date. You do not need to take any action. We will inform you in writing if you are eligible to receive a one-time adjustment to your Accumulation Value. We will also inform you of your options if such one-time adjustment is made to your Accumulation Value which are to (i) surrender the policy and receive the adjusted Accumulation Value (which may be subject to surrender charges), or (ii) continue the policy at the adjusted Accumulation Value, which is subject to market fluctuation. If you are eligible to receive an adjustment, we will credit an amount to your Accumulation Value pro rata in accordance with your allocations currently on file. If you surrender the policy, amounts paid to you under GIPR 2.0 may be taxable and you may be subject to a 10% tax penalty if such amounts are paid before you reach age 59 1⁄2.

You may cancel GIPR 2.0 within 30 days after delivery of the policy. To cancel, you must return GIPR 2.0 to VPSC at one of the addresses listed in Question 16 of this Prospectus or to the registered representative through whom you purchased it with a written request for cancellation. Upon receipt of this request, we will promptly cancel GIPR 2.0 and refund any GIPR 2.0 charges which may have been deducted. After this 30-day period, you still have the right to discontinue GIPR 2.0. However, we will deduct a Rider Risk Charge Adjustment from your Investment Divisions and DCA Advantage Account on a pro-rata basis and we will not refund any GIPR 2.0 charges that may have been deducted. (See “OTHER CHARGES—Rider Risk Charge Adjustment (optional).”) Certain jurisdictions may not permit us to assess a Rider Risk Charge Adjustment; for more information, contact your registered representative or see “Appendix 3 – State Variations”. The cancellation of GIPR 2.0 after the 30-day period will be effective as of the date VPSC receives your cancellation request. You should consider the cost of cancelling GIPR prior to purchasing it.

GIPR 2.0 is available with all Non-Qualified, IRA, SEP IRA, Simple IRA, Roth IRA, Keogh and Pension policies if the policyowner is age 75 or younger (70 or younger for the 20-year term) on the rider effective date. The rider is not available on TSA and Inherited IRA policies.

GIPR 2.0 will provide no benefit if you surrender the policy before the Policy Anniversary on which you are eligible to receive a potential one-time adjustment to your Accumulation Value. Therefore, you should purchase GIPR 2.0 only if you intend to keep the policy for at least the rider term you choose (12-15 or 20 years).

In most jurisdictions, GIPR 2.0 will terminate if an ownership change or assignment of the policy is made, other than as explicitly described in the rider. However, for policies issued in New York and California, we will not terminate GIPR 2.0 upon a change of ownership or an assignment

Upon your death, GIPR 2.0 and the policy will terminate unless your spouse chooses to continue the policy. Your spouse must be the sole primary beneficiary in order to continue GIPR 2.0 and the policy. If your spouse chooses to continue GIPR 2.0 and the policy, no death benefit proceeds will be paid upon your death.

Any withdrawal reduces the guaranteed amount and the amount of charges assessed for GIPR 2.0. While GIPR 2.0 is in effect, withdrawals will be deducted pro rata from the Allocation Options and/or the DCA Advantage Account. However, please note that charges assessed for GIPR 2.0 prior to the date of any withdrawal (including required minimum distributions from IRAs) will not be retroactively adjusted. It is important to note that if you take any withdrawals (including required minimum distributions from IRAs) while GIPR 2.0 is in effect, you may not be able to receive the full value of GIPR 2.0. The reduction in the Guaranteed Amount may be significant, particularly when the Accumulation Value is lower than the Guaranteed Amount (see example below). As a result, GIPR 2.0 may not be appropriate for you if you intend to take withdrawals (including required minimum distributions from IRAs) before the end of the rider term you choose. You should consult your tax advisor if you have any questions about the use of GIPR 2.0 in your tax situation.

We have set forth below an example of how the benefit from GIPR 2.0 may be realized and how withdrawals (including required minimum distributions from IRAs) will impact the guaranteed amount. In this example, we have assumed the following:

(1)	GIPR 2.0 with a 12, 13, 14, or 15 year term is selected at the time of application;

(2)	An initial premium payment of $100,000 is made;

(3)	A Credit of $4,000 (based on the Premium Credit Rates at the time of application) is applied to your policy;

(4)	No additional premium payments are made;

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(5)	A withdrawal of $20,000 is made in the eighth policy year;

(6)	The Accumulation Value immediately preceding the withdrawal has decreased to $80,000; and

(7)	The Accumulation Value on the Policy Anniversary corresponding to the term you chose has decreased to

$50,000.

The guaranteed amount when we issued the policy was $104,000. When the withdrawal was made in the eighth Policy Year, we reduced the guaranteed amount by the amount of the GIPR 2.0 Proportional Withdrawal. We calculated the amount of the GIPR 2.0 Proportional Withdrawal by taking the requested withdrawal amount, dividing it by the Accumulation Value immediately preceding the withdrawal, and then multiplying that number by the guaranteed amount immediately preceding the withdrawal.

GIPR 2.0 Proportional Withdrawal = ($20,000/$80,000) x $104,000 = $26,000

To determine the new guaranteed amount after the withdrawal, we subtracted the amount of the GIPR 2.0 Proportional Withdrawal from the initial guaranteed amount: ($104,000 – $26,000) = $78,000.

On the Policy Anniversary for the term you chose, the Accumulation Value ($50,000) is less than the guaranteed amount of $78,000. Therefore, you are eligible to receive a one-time adjustment to your Accumulation Value of $28,000.

If you had chosen the 20-year term, the guaranteed amount would have been $117,000 (150% of $78,000), and the one time adjustment would be $67,000.

After the adjustment is paid, the rider will end. You would not have been eligible to receive this adjustment to your Accumulation Value if you had not purchased the GIPR 2.0 Rider.

GIPR 2.0 Death Benefit. If the policyowner dies within two Policy Years of the last day of the Rider term then in effect, the death benefit will equal the guaranteed amount for that Rider term, if that guaranteed amount is higher than the Accumulation Value or Adjusted Death Benefit Premium Payments on the date of death. For policies issued in New York, the death benefit for the 20-year rider term is 100% of the premium payments made in the first policy year (less any GIPR 2.0 Proportional Withdrawals) if that amount is higher than the death benefit available under the policy. However, if there is an ADBR Rider in effect, and the death benefit under the ADBR Rider is higher than the Accumulation Value or the GIPR 2.0 guaranteed amount, we will pay the death benefit available under the ADBR Rider. Payment of a death benefit terminates the GIPR 2.0 rider.

(h) Enhanced Beneficiary Benefit Rider (optional)

The Enhanced Beneficiary Benefit (EBB) Rider is available only at the time of application. The EBB Rider is not available with the Annual Death Benefit Reset Rider (ADBR) in the State of New Jersey. The EBB Rider is available on Non-Qualified Policies and, where permitted by the IRS, also on Qualified Policies. The EBB Rider can increase the death benefit if you die before the Annuity Commencement Date. If you purchased this Rider, the EBB, in addition to the amount payable under the terms of your policy, may be payable to your Beneficiary(ies) if you die prior to the Annuity Commencement Date. Therefore, under this Rider, the total death benefit payable will be the greatest of any of the amounts payable as described in the Death Before Annuity Commencement section of the Prospectus plus the EBB, if any.

While this rider is in effect, we will deduct a charge from your Accumulation Value each policy quarter. (See “CHARGES AND DEDUCTIONS—Other Charges—Enhanced Beneficiary Benefit Rider Charge.”)

The payment under the EBB Rider is calculated as a percentage of any gain in the policy as of the date we receive a request in Good Order to pay death benefit proceeds at VPSC. The applicable percentage varies based upon your age. As of the date of this Prospectus, the applicable percentages are as follows: 50% where the owner is 70 or younger, and 25% where the owner is 71 to 75 inclusive. We may change the applicable percentages under the EBB Rider from time to time, within the following ranges:

Age of Owner at Issue	Range of Applicable Percentages
70 or younger	Not less than 40% nor greater than 60%
71 to 75 inclusive	Not less than 20% nor greater than 40%

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When you select the EBB Rider, the applicable percentage will appear on your Policy Data Page. The applicable percentage for the policy will not change once the policy is issued. Please check with your registered representative for further details.

The Gain equals the policy’s Accumulation Value minus the Adjusted Premium Payments. Adjusted Premium Payments are the total of all premium payments less proportional withdrawals (“EBB Proportional Withdrawals”). EBB Proportional Withdrawals are the amount(s) withdrawn from the policy (including any surrender charges, if applicable) divided by the policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the total of all Adjusted Premium Payments immediately preceding the withdrawal.

If more than one Beneficiary is named, each Beneficiary will be paid a pro rata portion of the EBB. The EBB will be calculated for a Beneficiary on each date that we receive all necessary requirements to pay such Beneficiary at VPSC. Due to market fluctuations, the EBB may increase or decrease and Beneficiaries may therefore be paid different amounts.

The maximum amount payable under the EBB Rider, regardless of the Gain, is equal to a percentage of Adjusted Premium Payments. As of the date of this Prospectus, the applicable percentages are as follows: 100% where the owner is 70 or younger, and 75% where the owner is 71 to 75 inclusive. We may change the applicable percentages under the EBB Rider from time to time, but the maximum amount payable will not exceed 200% of Adjusted Premium Payments. If you select this rider, the applicable percentage will appear on your Policy Data Page. Please check with your registered representative for further details.

There will be no payment under the EBB Rider if on the date we calculate the EBB: 1) there is no Gain, 2) the policy’s Accumulation Value is less than your premium payments made and not previously withdrawn, or 3) the rider has ended or terminated. The EBB Rider will end on the earliest of the following: 1) on the Annuity Commencement Date, 2) if you surrender the policy, 3) if your spouse, as the sole primary Beneficiary, elects to continue the policy upon your death (see THE POLICIES – Riders – Enhanced Spousal Continuance Rider), 4) if we elect to terminate the policy pursuant to the policy’s termination provision, or 5) if you transfer ownership of the policy. As discussed below in “THE POLICIES – Riders – Enhanced Spousal Continuance Rider”, if upon your death prior to the Annuity Commencement Date your spouse elects to continue the policy as the new owner (and Annuitant, if you are the Annuitant), the Accumulation Value will be adjusted (as of the date we receive due proof of death and all other requirements at VPSC) to equal the greatest of any of the amounts payable as described in the Death Before Annuity Commencement section of the Prospectus, plus, if applicable, any EBB provided by the EBB Rider. This rider cannot be cancelled without surrendering your policy. You will forfeit any benefits under the EBB Rider if you elect to receive Income Payments, or surrender or transfer your policy. If you expect to do any of these, the EBB Rider may not be appropriate for you.

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Below is an example of how the benefit of this Rider may be realized and how withdrawals impact the benefit under this Rider. In this example, we assume the following:

1.	The rider is elected at the time of application;

2.	You purchase this policy with a $200,000 initial premium payment (no additional premium payments are made);

3.	A withdrawal of $20,000 is made in the fourth Policy Year;

4.	Immediately preceding the withdrawal, the Accumulation Value has increased to $250,000, and the total Adjusted Premium Payments equaled $200,000 (since there have been no previous withdrawals);

5.	If you die in the fifth Policy Year and the Accumulation Value of the policy has increased once again to $250,000 as of the date we receive the necessary requirements to pay the death benefit; and

6.	The Enhanced Beneficiary Benefit Rider percentage equals 50%.

First, the Proportional Withdrawal amount is calculated (withdrawal amount divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the Adjusted Premium Payments immediately preceding the withdrawal):

Proportional Withdrawal = ($20,000/$250,000) x $200,000 = $16,000

Second, the amount of current Adjusted Premium Payments (after the withdrawal) is calculated (total of all premium payments minus EBB Proportional Withdrawals):

Adjusted Premium Payments = $200,000 – $16,000 = $184,000

Third, the Gain is calculated (Accumulation Value – Adjusted Premium Payments):

Gain = $250,000 – $184,000 = $66,000

Finally, the Enhanced Beneficiary Benefit amount is calculated (Gain multiplied by the applicable EBB rider percentage):

Enhanced Beneficiary Benefit = $66,000 x 50% = $33,000

In this example, the Enhanced Beneficiary Benefit is equal to $33,000. This amount would be payable in addition to the guaranteed death benefit amount under the policy.

(i) Enhanced Spousal Continuance Rider (optional)

If you purchased the EBB Rider at the time of application (see above), your policy will, subject to jurisdiction availability, also include the Enhanced Spousal Continuance Rider (“ESC Rider”) at no charge. The ESC Rider is not included on policies sold in connection with Section 403(b) tax-sheltered annuities.

Under the ESC Rider, if your spouse is the sole primary Beneficiary, upon your death prior to the Annuity Commencement Date, your spouse may elect to continue the policy as the new owner (and Annuitant, if you are also the Annuitant). If the election is made, the Accumulation Value will be adjusted (as of the date we receive due proof of death and all other requirements at VPSC) to equal the greatest of any of the amounts payable as described in the Death Before Annuity Commencement section of the Prospectus, plus, if applicable, any EBB provided by the EBB Rider. Unless we notify you otherwise, any additional Accumulation Value calculated under the ESC Rider will be allocated to the policy according to the premium allocation instructions on record (excluding the DCA Advantage Account).

The ESC Rider ends upon the earliest of the following: 1) if you surrender the policy, 2) if Income Payments begin, 3) once the ESC Rider has been exercised, or 4) if you transfer ownership of the policy to someone other than your spouse. This rider cannot be cancelled without surrendering your policy.

Upon exercising the ESC Rider and continuing the policy, the EBB Rider and the quarterly charges for the EBB Rider will cease. All other policy provisions will continue as if your spouse had purchased the policy on the original Policy Date.

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(j) Annual Death Benefit Reset (ADBR) Rider (optional)

You may enhance your Policy’s standard death benefit by purchasing the optional ADBR Rider. The ADBR Rider is available only at the time of application. The ADBR Rider is not available with the EBB Rider in the State of New Jersey. If you purchased this rider and you die prior to the Annuity Commencement Date, we will pay an amount as proceeds to the designated Beneficiary, as of the date we receive proof of death and all requirements necessary to make the payment at VPSC. For policies owned by a grantor trust, all of whose grantors are individuals, benefits will be paid upon the death of any grantor. The amount will be the greatest of:

(a)

the Accumulation Value, less any (outstanding loan balance and any) Premium Credits credited to the Accumulation Value if the Credits occurred within the immediately preceding twelve months of the date of death (unless prohibited by state law);

(b)	the Adjusted Death Benefit Premium Payments; or

(c)

the “Reset Value”, as defined in the next paragraph, plus any additional premium payments made since the most recent “Reset Anniversary”, and less (i) any Premium Credits, if credited to the policy within the twelve months immediately preceding death and (ii) any proportional withdrawals (“ADBR Proportional Withdrawals”) made since the most recent Reset Anniversary. (Deduction of Premium Credits is not permitted in certain states; contact your registered representative for more information.); or

(d)	any death benefit available under any other rider attached to the Policy.

We automatically calculate the Reset Value, with respect to any policy, every year from the Policy Date (“Reset Anniversary”) until you reach age 80 (or the Annuitant if the Owner is not a natural person). For policies owned by a grantor trust, the Reset Value will be recalculated until any grantor reaches age 80. On the first Policy Anniversary, the Reset Value is defined as the greater of (a) the Accumulation Value on the first Policy Anniversary; and (b) the Adjusted Death Benefit Premium Payments. The Reset Value on the second and each subsequent Reset Anniversary is defined as the greater of (a) the Accumulation Value on the current Reset Anniversary; and (b) the Reset Value on the prior Reset Anniversary plus any Premium Payments made and, if applicable, any Premium Credits applied since the prior Reset Anniversary, less any ADBR Proportional Withdrawals since the prior Reset Anniversary

If you purchased the ADBR Rider after May 1, 2011, the rider benefit will no longer reset after the Owner’s death or for grantor trust owned policies, the death of any grantor. The only exception is if the policy remains inforce under the spousal option provision of the Policy, if available. If the Owner is not a natural person, or a grantor trust, the rider benefit will no longer reset after the death of the Annuitant. In addition, in jurisdictions where approved, if an ownership change or assignment of the policy is made, other than as explicitly described in the rider, the rider will terminate and no Reset Value will be payable. If the rider is terminated, the death benefit payable will be the benefit provided in the Death Before Annuity Commencement section of this Prospectus.

An ADBR Proportional Withdrawal is an amount equal to the amount withdrawn from the policy, after the first Policy Anniversary, (including applicable surrender charges), divided by the policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the Reset Value immediately preceding the withdrawal.

We have set forth below an example of how the ADBR Rider works for an owner who is age 63. The current annual rider charge is 0.30% of the Reset Value as of the last Policy Anniversary, deducted quarterly. In this example, we have assumed the following:

(1)

you purchase this policy with a $200,000 initial premium payment (no additional premium payments are made); a Premium Credit of $8,000 (based on Premium Credit Rates at the time of application) is applied to this payment

(2)	the Accumulation Value as of the first Policy Anniversary is $250,000 (this is the Reset Value)

(3)	the current Accumulation Value is $240,000

(4)	you make a partial withdrawal of $15,000 in the Policy Year 2 (no surrender charges are applicable)

(5)	you die at the beginning of the second policy quarter of Policy Year 2 after the withdrawal

(6)	the Accumulation Value on the date we receive the necessary requirements to pay the death benefit is $225,000 ($240,000 – $15,000)

(7)	the charge for the ADBR Rider is assessed: 0.30% annually (0.075% per quarter)

(8)	the Death Benefit is the greatest of:

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a)	the Accumulation Value

$225,000

b)	the Adjusted Death Benefit Premium Payments

= $187,500

c)	the “Reset Value,” which is the greatest of:

1.	the Accumulation Value

$225,000

2.

the prior Reset Value as of the last Reset Anniversary, plus any premium payments and any Premium Credits and/or Breakpoint Credits made since the prior Reset Anniversary (less any applicable Premium Credits, if credited to the Accumulation Value within the twelve months immediately preceding death), less ADBR Proportional Withdrawals since the prior Reset Anniversary.

= $234,375

In this example, your Beneficiary would receive $234,375.00.

The ADBR Rider ends upon the earliest of the following:

1)	the Annuity Commencement Date,

2)	the date you surrender the policy, or

3)	the date we terminate the policy.

Notwithstanding the foregoing, the Rider will not end and all of the Rider’s provisions and quarterly charges will continue to be deducted as if the new owner had purchased the policy on the original Policy Date if your spouse, as the sole primary Beneficiary, elects to continue the policy upon your death.

You cannot cancel this Rider without surrendering your policy.

(k) Investment Protection Plan Rider/Annual Death Benefit Reset Rider Package (optional)

If you purchased the Investment Protection Plan Rider/Annual Death Benefit Reset Rider combination package (“IPP + ADBR”) when you applied for your policy, you will receive both the ADBR and IPP Riders at a reduced cost. Please note that if the IPP Rider is cancelled, the charge for the ADBR Rider will revert to the charge that is assessed for that rider, if purchased separately. Please note also that if you reset the guaranteed amount of the IPP Rider, the IPP Rider charges will increase. See “CHARGES AND DEDUCTIONS – Investment Protection Plan Rider/Annual Death Benefit Reset Rider Package Charge” for more details.

(l) Investment Protection Plan II Rider/Annual Death Benefit Reset Rider Package (optional)

If you purchased the Investment Protection Plan II Rider/Annual Death Benefit Reset Rider combination package (“IPP II + ADBR”) when you applied for your policy, you will receive both the ADBR and IPP II Riders at a reduced cost. Please note that if IPP II is cancelled, the charge for the ADBR Rider will revert to the charge that is assessed for that rider, if purchased separately. Please note also that if you reset the guaranteed amount of the IPP II Rider, the IPP II Rider charges will increase. See “CHARGES AND DEDUCTIONS – Investment Protection Plan II Rider/Annual Death Benefit Reset Rider Package Charge (optional)” for more details.

(m) Guaranteed Investment Protection Rider or Guaranteed Investment Protection Rider 2.0/Annual Death Benefit Reset Rider Package (optional)

If you purchased the Guaranteed Investment Protection Rider/Annual Death Benefit Reset Rider (“GIPR + ADBR”) or the Guaranteed Investment Protection Rider 2.0/Annual Death Benefit Reset Rider combination package (“GIPR 2.0 + ADBR”) when you applied for your policy, you will receive both the ADBR and GIPR or GIPR 2.0 Riders at a reduced cost. Please note that if GIPR or GIPR 2.0 is cancelled, the charge for the ADBR Rider will revert to the charge that is assessed for that rider, if purchased separately. Please note also that if you reset the guaranteed amount of your GIPR or GIPR 2.0 Rider, the rider charge will increase. See “CHARGES AND DEDUCTIONS – Guaranteed Investment Protection Rider/ Annual Death Benefit Reset Rider Package Charge (optional)” for more details.

(n) Breakpoint Credit Rider (available only for policies purchased before July 1, 2013)

Under the Breakpoint Credit Rider, we will apply a Breakpoint Credit to that portion of the total amount of all premium payments that exceed $1,000,000, subject to the Breakpoint Credit Rate schedule that is in effect at the time such

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premium payment is made. The Breakpoint Credit is calculated as a percentage of that portion of an Eligible Premium Payment made to the policy. An Eligible Premium Payment is that portion of the total amount of all premium payments made to the policy in excess of $1,000,000. There is no additional charge for this rider.

The Breakpoint Credit applicable to a premium payment varies, depending on the total amount of the premium payment(s) received under the policy. The Breakpoint Credit is determined by multiplying each portion of an Eligible Premium Payment amount by the applicable Breakpoint Credit Rate, in accordance with the Breakpoint Credit Rate Schedule attached below. If more than one Breakpoint Credit Rate applies for an Eligible Premium Payment, the Breakpoint Credit is equal to the sum of the Breakpoint Credit amounts determined for each applicable Breakpoint Credit Rate.

As of the date of this Prospectus, the Breakpoint Credit Rates and Eligible Premium Payment(s) to which they apply are as follows:

Breakpoint Credit Rate Schedule

Eligible Premium Payment(s)			Breakpoint Credit Rate
That exceed(s)		Up to and including
$1,000,000	*	$2,500,000	1.00%
$2,500,000		$5,000,000	1.50%
$5,000,000		$10,000,000	2.00%
$10,000,000		unlimited	2.50%

*	Premium Payments in excess of $1,000,000 are subject to prior approval by NYLIAC.

The Breakpoint Credit is applied to the Policy’s Accumulation Value concurrent with an Eligible Premium Payment. Breakpoint Credits and interest credited thereon are allocated to the same Allocation Options and/or the DCA Advantage Account based on the same percentages used to allocate your premium payments. Breakpoint Credits that are allocated to the Fixed Account (if applicable) and/or the DCA Advantage Account and interest earned thereon are held in NYLIAC’s General Account and invested by NYLIAC in accordance with applicable law.

Breakpoint Credits are allocated to the same Allocation Options based on the same percentages used to allocate your premium payments. We do not consider Breakpoint Credits to be premium payments for purposes of any discussion in this Prospectus. Breakpoint Credits are also not considered to be your investment in the policy for tax purposes.

The Breakpoint Credit is funded by the reduction in sales and administrative costs that accrue from the sale of very large policies. As such, no additional fees or charges are passed along to policyowners in association with this credit.

Policyowner Inquiries

Your inquiries and written requests for service must be addressed to NYLIAC as indicated in the response to Questions 16, 17 and 18 of this Prospectus. Faxed and e-mailed requests are not currently accepted; however, we reserve the right to accept them at our discretion. All phone calls for service requests are recorded. We will confirm all transactions in writing. If you feel that a transaction has been processed incorrectly, it is your responsibility to contact us in writing and provide us with all relevant details. You must provide us with the nature of the error, the date of the error and any other relevant details. You should review your reports and statements carefully and promptly report any errors and discrepancies to us, preferably, within fifteen (15) days of the date of the confirmation with the transaction in question.

Records and Reports

NYLIAC will mail to you at your last known address of record, at least semi-annually after the first Policy Year, reports containing information required under the federal securities laws or by any other applicable law or regulation. Generally, NYLIAC will immediately mail to you confirmation of any transactions involving the Separate Account. However, when we process automatic rebalancing transactions through AAR, receive premium payments on your behalf involving the Separate Account initiated through pre-authorized monthly deductions from banks, payments forwarded by your employer, or through other payments made by pre-authorized deductions to which we agree, a summary of these policy transactions will only appear on your quarterly statement and you will not receive an immediate confirmation statement after each such transaction. If you feel a transaction has been processed incorrectly, it is your responsibility to contact us in writing and provide us with all relevant details. You must provide us with the nature of the error, the date of the error and any other relevant details. It is important that you review your confirmation and quarterly statements

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carefully and promptly report any errors and discrepancies to us, preferably, within fifteen (15) days of the date of the statement in question. It is important that you inform NYLIAC of an address change so that you can receive these policy statements (see Question 17 of this Prospectus). In the event your statement is returned from the US Postal Service as undeliverable, we reserve the right to suspend mailing future correspondence and also suspend current transaction processing until an accurate address is obtained. In addition, no new service requests can be processed until a valid current address is provided.

CHARGES AND DEDUCTIONS

Surrender Charges

Since no deduction for a sales charge is made from premium payments, we impose a surrender charge on certain partial withdrawals and surrenders of the policies. The surrender charge covers certain expenses relating to the sale of the policies, including commissions to registered representatives and other promotional expenses. We measure the surrender charge as a percentage of the amount withdrawn or surrendered. The surrender charge may apply to amounts applied under certain Income Payment options.

If you surrender your policy, we deduct the surrender charge from the amount paid to you. However, you can withdraw any investment gains under your policy without a surrender charge (see “CHARGES AND DEDUCTIONS – Exceptions to Surrender Charges”, below). In the case of a partial withdrawal, you can direct NYLIAC to take surrender charges either from the remaining value of the Allocation Options and/or the DCA Advantage Account from which the partial withdrawals are made, or from the amount paid to you. If the remaining value in an Allocation Option and/or the DCA Advantage Account is less than the necessary surrender charge, we will not process the withdrawal.

The guaranteed maximum surrender charge will be 8% of the amount withdrawn. The percentage of the surrender charge varies, depending upon the length of time a premium payment is in your policy before it is withdrawn. For purposes of calculating the applicable surrender charge, we deem premium payments to be withdrawn on a first-in, first-out basis. Unless required otherwise by state law, the surrender charge for amounts withdrawn or surrendered during the first two Payment Year(s) following the premium payment to which such withdrawal or surrender is 8% of the amount withdrawn or surrendered. This charge then declines by 1% per year for each additional Payment Year, until the eighth Payment Year, after which no charge is made, as shown in the following chart:

Amount of Surrender Charge

Payment Year	Surrender Charge
1	8%
2	8%
3	7%
4	6%
5	5%
6	4%
7	3%
8	2%
9+	0%

In no event will the aggregate surrender charge applied under the policy exceed nine percent (9.0%) of the total premium payments.

Exceptions to Surrender Charges

We will not assess a surrender charge:

(a)

on amounts you withdraw in any Policy Year that are less than or equal to the greatest of (i) 10% of the Accumulation Value as of the last Policy Anniversary (10% of the premium payment if the withdrawal is made in the first Policy Year) less any prior surrender charge free withdrawals during the Policy Year; (ii) 10% of the Accumulation Value at the time of withdrawal, less any prior surrender charge free withdrawals during the Policy Year; or (iii) the Accumulation Value less accumulated premium payments. In response to the public emergency created by the COVID-19 pandemic, however, effective March 23, 2020 we have increased the

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percentages noted in the preceding sentence to 15%. We reserve the right to discontinue the change at any time. We will notify you of such discontinuation.

(b)	if NYLIAC cancels the policy;

(c)	when we pay proceeds upon the death of the policyowner;

(d)	when you select an Income Payment option involving life income in any Policy Year after the first Policy Anniversary;

(e)	when a required minimum distribution calculated based on the value of this policy is made under a Qualified Policy (this amount will, however, count against the first exception);

(f)	on withdrawals you make under the Living Needs Benefit/Unemployment Rider;

(g)	on monthly or quarterly periodic partial withdrawals made pursuant to Section 72(t)(2)(A)(iv) of the Code; and

(h)	when the aggregate surrender charges under a policy exceed 9.0% of the total premium payments.

Other Charges

(a) Mortality and Expense Risk and Administrative Costs Charge

Prior to the Annuity Commencement Date, we deduct a charge from the assets of the Separate Account to compensate us for certain mortality and expense risks and administrative costs (M&E Charge) we assume under the policies and for providing policy administration services. You may choose to have the M&E Charge assessed based on either the Accumulation Value of the policy or the Adjusted Premium Payments. The M&E Charge is 1.65% (annualized) of the daily average Variable Accumulation Value for Accumulation Value based policies. For premium based policies, the M&E Charge is 1.75% (annualized) of the Adjusted Premium Payments and will be deducted from the Investment Divisions through a reduction in Accumulation Units each policy quarter (excluding premiums allocated to the Fixed Account that are not transferred to the Investment Divisions). Please note, in some jurisdictions, the M&E Charge for policies based on Adjusted Premium Payments cannot be deducted from the DCA Advantage Account. For Accumulation Value based M&E Charge policies, the M&E Charge may vary based on the Accumulation Value of the policy when the M&E Charge is deducted. In most jurisdictions, for Premium based M&E Charge policies, the M&E Charge is assessed based on the Adjusted Premium Payments and will not vary with fluctuations in the policy’s Accumulation Value. We guarantee that this charge will not increase. If the charge is insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. We expect to profit from this charge. We may use these proceeds for any corporate purpose, including expenses relating to the sale of the policies, to the extent that surrender charges do not adequately cover sales expenses.

The amount of Premium based M&E Charges deducted from your Accumulation Value will be unaffected by fluctuations in market performance. In a rising market, the Premium based M&E Charge structure will benefit the policyowner because the Premium based M&E Charge, when measured as a percentage of separate account assets, will be reduced. In a flat or declining market, the Premium based M&E Charge structure will result in an increase in the charge when measured against separate account assets. The amount of Accumulation Value based M&E Charges assessed to your policy will be affected by fluctuations in market performance. However, the Accumulation Value based M&E Charge structure may be more advantageous in a flat or declining market.

The mortality risk assumed is the risk that Annuitants as a group will live for a longer time than our actuarial tables predict. As a result, we would be paying more Income Payments than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each policy, will differ from actual mortality experience. Lastly, we assume a mortality risk that, at the time of death, the guaranteed minimum death benefit will exceed the policy’s Accumulation Value. The expense risk assumed is the risk that the cost of issuing and administering the policies will exceed the amount we charge for these services. We expect to make a profit from this charge, which we may use for any purpose, including expenses associated with the Premium Credit.

(b) Policy Service Charge

We deduct an annual policy service charge of $30 each Policy Year on the Policy Anniversary and upon surrender of the policy. However, the policy service charge is waived for policies with $100,000 or more in Accumulation Value.

We deduct the annual policy service charge from each Allocation Option and the DCA Advantage Account, if applicable, in proportion to its percentage of the Accumulation Value on the Policy Anniversary or date of surrender. This

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charge is designed to cover the costs for providing services under the policy such as collecting, processing and confirming premium payments and establishing and maintaining the available methods of payment.

(c) Investment Protection Plan Rider Charge

The Investment Protection Plan Rider is available as an option under the policy. If you purchase the Investment Protection Plan, we will deduct a charge on the first Business Day of the next policy quarter following each policy quarter that the rider is in effect based on the amount that is guaranteed. We will deduct this charge beginning with the first policy quarter after the effective date of the rider. (See “RIDERS-INVESTMENT PROTECTION PLAN RIDER.”) In most jurisdictions, we will deduct the charge from each Allocation Option and the DCA Advantage Account in proportion to its percentage of the Accumulation Value on the first Business Day of the applicable policy quarter.

If you purchased the IPP Rider before February 15, 2010, the maximum annual charge is 1.00% of the amount that is guaranteed. The maximum annual charge for policyowners who select this feature on or after February 15, 2010 is 1.25% of the amount that is guaranteed. We may set a lower charge at our sole discretion.

For IPP Riders selected before February 15, 2010, the current Rider Reset charge is 0.80% of the amount that is guaranteed, applied on a quarterly basis (0.20% per quarter).

For IPP Riders selected on or after February 15, 2010, the current Rider and Rider Reset charge is 0.70% of the amount that is guaranteed, applied on a quarterly basis (0.175% per quarter).

You should check with your registered representative to determine the percentage we are currently charging before you purchase this feature.

If you reset the amount that is guaranteed, a new charge for the rider may apply. This charge may be more or less than the charge currently in effect on your policy, but will never exceed the stated maximum. The charge in effect on the effective date of the rider or on the effective date of any reset will not change after the date the rider (or any reset) becomes effective, unless you again reset the rider’s guaranteed amount. After a reset, we will continue to deduct the current charge until the first policy quarter following the effective date of the reset.

(d) Investment Protection Plan II Rider Charge

IPP II was available as an option under the policy at the time of application. If you purchased IPP II, we deduct a charge each policy quarter based on the amount that is guaranteed. We deduct this charge beginning with the first policy quarter after the effective date of the rider. (See “RIDERS-Investment Protection Plan II Rider (optional).”) In most jurisdictions, we deduct the charge from each Allocation Option and the DCA Advantage Account in proportion to its percentage of the Accumulation Value on the first Business Day of the applicable policy quarter.

The guaranteed maximum annual charge is 1.50% of the amount that is guaranteed. We may set a lower charge at our sole discretion.

For IPP II Rider Resets, the current charge is 0.70% of the amount that is guaranteed, applied on a quarterly basis (0.175% per quarter).

If you reset the amount that is guaranteed, a new charge for IPP II may apply. This charge may be more or less than the charge currently in effect on your policy, but will never exceed the stated maximum. The charge in effect on the effective date of the rider or on the effective date of any reset will not change after the date the rider (or any reset) becomes effective, unless you again reset the rider’s guaranteed amount. We will continue to deduct the current charge until the first policy quarter following the effective date of the reset.

(e) Guaranteed Investment Protection Rider Charge

GIPR was available as an option under the policy at the time of application. If you purchased GIPR, we deduct a charge each policy quarter based on the amount that is guaranteed. We deduct this charge beginning with the first policy quarter after the effective date of the rider. (See “RIDERS-Guaranteed Investment Protection Rider (optional).”) In most jurisdictions, we deduct the charge from the Investment Divisions and DCA Advantage Account on a pro-rata basis on the first Business Day of the applicable policy quarter.

The guaranteed maximum annual charge is 1.50% of the amount that is guaranteed. We may set a lower charge at our sole discretion.

For GIPR Rider Resets, the current charge is 0.70% of the amount that is guaranteed, applied on a quarterly basis (0.175% per quarter).

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If you reset the amount that is guaranteed, a new charge for GIPR may apply. This charge may be more or less than the charge currently in effect on your policy, but will never exceed the stated maximum. The charge in effect on the effective date of the rider or on the effective date of any reset will not change after the date the rider (or any reset) becomes effective, unless you again reset the rider’s guaranteed amount. We will continue to deduct the current charge until the first policy quarter following the effective date of the reset.

(f) Guaranteed Investment Protection Rider 2.0 Charge

GIPR 2.0 was available as an option under the policy at time of application. If you purchased GIPR 2.0, we deduct a charge each policy quarter based on the amount that is guaranteed. We deduct this charge beginning with the first policy quarter after the effective date of the rider. (See “RIDERS-Guaranteed Investment Protection Rider 2.0 (optional).”) In most jurisdictions, we deduct the charge from the Investment Divisions DCA Advantage Account on a pro-rata basis on the first Business Day of the applicable policy quarter.

The guaranteed maximum annual charge is 1.50% of the amount that is guaranteed. We may set a lower charge at our sole discretion.

For GIPR 2.0 Rider Resets, the current charge for ranges from 0.45% to 0.70% of the amount that is guaranteed, applied on a quarterly basis (0.1125% to 0.175% per quarter), depending on the term you choose.

If you reset the amount that is guaranteed, a new charge for GIPR 2.0 may apply. This charge may be more or less than the charge currently in effect on your policy but will never exceed the stated guaranteed maximum. The charge in effect on the effective date of the rider or on the effective date of any reset will not change after the date the rider (or any reset) becomes effective, unless you again reset the rider’s guaranteed amount. We will continue to deduct the current charge until the first policy quarter following the effective date of the reset.

(g) Rider Risk Charge Adjustment

If you cancel the Investment Protection Plan Rider, the Investment Protection Plan II Rider, the Guaranteed Investment Protection Rider or the Guaranteed Investment Protection Rider 2.0, we will deduct a one-time Rider Risk Charge Adjustment from your Accumulation Value in certain Investment Divisions or the DCA Advantage Account. The cancellation will be effective on the date that VPSC (at one of the addresses listed in Question 16 of this Prospectus) receives your cancellation request. (See “RIDERS—Investment Protection Plan Rider (optional)”, “Investment Protection Plan II Rider (optional)”, “Guaranteed Investment Protection Rider (optional)” or “Guaranteed Investment Protection Rider 2.0 (optional)” as applicable). In most jurisdictions, we will deduct the Rider Risk Charge Adjustment from an Investment Division or the DCA Advantage Account in proportion to its percentage of the Accumulation Value on that day. We will not deduct this charge if you surrender your policy. However, surrender charges may apply.

We will not change the adjustment for a particular policy once it is set on the date the rider takes effect. The maximum Rider Risk Charge Adjustment is 2.00% of the amount that is guaranteed, except in the case of the GIPR 2.0 Rider with a 20-year term, which has a 1.00% maximum. We may set a lower charge at our sole discretion. You should check with your registered representative to determine the percentage we are currently charging before you purchase this feature.

If you reset the amount that is guaranteed, a new Rider Risk Charge Adjustment may apply. This charge may be more or less than the charge currently in effect on your policy, but will never exceed the stated maximum. The adjustment charge in effect on the effective date of the rider or on the effective date of any reset will not increase after the rider is issued.

(h) Fund Charges

The value of the assets of the Separate Account will indirectly reflect the Funds’ total fees and expenses. The Funds’ total fees and expenses are not part of the policy. They may vary in amount from year to year. These fees and expenses are described in detail in the relevant Fund’s prospectus and/or SAI.

Certain Eligible Portfolios may also impose liquidity or redemption fees on withdrawals (including transfers) pursuant to SEC rules, including Rules 2a-7 or 22c-2 under the Investment Company Act of 1940. In such cases, we would administer the Fund fees and deduct them from your Accumulation Value or transaction proceeds.

(i) Transfer Fees

Currently, we do not charge for transfers under the policy. However, we reserve the right to charge up to $30 for each transfer after the first 12 in a given Policy Year, subject to any applicable state insurance law requirements. The charge is to compensate us for the expense of processing the transfer. The transfer charge, if applicable, will be assessed at the time that the transfer is processed. Each time you request a transfer, we will assess the transfer charge, if applicable. Separate requests submitted on the same day will each be treated as separate transfers. Transfers made under Dollar

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Cost Averaging, Interest Sweep, the DCA Advantage Account and Automatic Asset Reallocation do not count toward this transfer limit.

(j) Enhanced Beneficiary Benefit Rider Charge

If you purchased the EBB Rider (in jurisdictions where available), we will deduct a charge each policy quarter that the rider is in effect based on the Accumulation Value. We will deduct this charge beginning with the first policy quarter after the Policy Date. In most jurisdictions, this charge will be deducted quarterly from each Allocation Option and the DCA Advantage Account, if applicable, in proportion to its percentage of the Accumulation Value.

The maximum annual charge is 1.00% of the policy’s Accumulation Value, applied on a quarterly basis. We may set a lower charge at our sole discretion. The current charge for the EBB Rider is 0.30% of the policy’s Accumulation Value, applied on a quarterly basis (0.075% per quarter). You should check with your registered representative to determine the percentage we are currently charging before you elect this rider. This charge will not change once your policy is issued.

(k) Annual Death Benefit Reset (ADBR) Rider Charge

If you purchased the ADBR Rider, we will deduct a charge each policy quarter that the Rider is in effect based on the amount that is guaranteed as of the last Reset Anniversary. In most jurisdictions, this charge will be deducted from each Investment Division, the DCA Advantage Account and the Fixed Account, in proportion to its percentage of the Accumulation Value of the applicable quarter and will not reduce your Adjusted Premium Payments. However, for policies issued in New York, this charge will be deducted only from the Variable Accumulation Value. This charge will continue to be deducted while the policy remains in-force.

The charge for the ADBR Rider is based upon your age when the policy is issued, which will not change. The maximum annual charge is 1.00% of the most recent reset amount, or the initial premium payment in the first Policy Year. You should check with your registered representative to determine the percentage we are currently charging. As of the date of this Prospectus, the charges are as follows:

Age of Oldest Owner at Issue	Annual Charge
65 or younger	0.30% (.0750% per quarter)
66 to 75 inclusive	0.35% (.0875% per quarter)

(l) Investment Protection Plan Rider/Annual Death Benefit Reset Rider Package Charge

If you purchased the Investment Protection Plan Rider/Annual Death Benefit Reset Rider combination package (“IPP + ADBR”), we deduct reduced ADBR and IPP rider charges each policy quarter that the IPP + ADBR package is in effect. The maximum annual charge for the combination of the ADBR and IPP rider charges is 2.00%. With the IPP + ADBR package, the current ADBR Rider charge is 0.25% of the amount that is reset on the last policy anniversary, applied on a quarterly basis. With the IPP + ADBR package, for policies purchased before February 15, 2010, the current IPP Rider reset charge is 0.75% of the amount that is guaranteed under the IPP Rider, applied on a quarterly basis. With the IPP + ADBR package, for policies purchased after February 15, 2010, the current IPP Rider reset charges is 0.65%. Please note that if the IPP Rider is cancelled, the charge for the ADBR Rider will revert to the charge that is assessed for that rider, if purchased separately.

(m) Investment Protection Plan II Rider/Annual Death Benefit Reset Rider Package Charge

If you purchased the Investment Protection Plan II Rider/Annual Death Benefit Reset Rider combination package (“IPP II + ADBR”), we deduct reduced ADBR and IPP II rider charges each policy quarter that the IPP II + ADBR package is in effect. The maximum annual charge for the combination of the ADBR and IPP II Rider charges is 2.00%. With the IPP II + ADBR package, the current ADBR Rider charge is 0.25% of the most recent reset amount, applied on a quarterly basis. With the IPP II + ADBR package, the current IPP II Rider reset charge is 0.65% of the amount that is guaranteed under the IPP II, applied on a quarterly basis. Please note that if IPP II is cancelled, the charge for the ADBR Rider will revert to the charge that is assessed for that rider, if purchased separately.

(n) Guaranteed Investment Protection Rider/Annual Death Benefit Reset Rider Package Charge

If you purchased the Guaranteed Investment Protection Rider/Annual Death Benefit Reset Rider combination package (“GIPR + ADBR”) (in jurisdictions where available), we deduct reduced ADBR and GIPR rider charges each policy quarter that the GIPR + ADBR package is in effect. The maximum annual charge for the combination of the ADBR

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and GIPR rider charges is 2.00%. With the GIPR + ADBR package, the current ADBR Rider charge is 0.25% of the most recent reset amount, applied on a quarterly basis. With the GIPR + ADBR package, the current GIPR Rider reset charge is 0.65% of the amount that is guaranteed under the GIPR, applied on a quarterly basis. Please note that if GIPR is cancelled, the charge for the ADBR Rider will revert to the charge that is assessed for that rider, if purchased separately.

(o) Guaranteed Investment Protection Rider 2.0/Annual Death Benefit Reset Rider Package Charge

If you purchased the Guaranteed Investment Protection Rider 2.0/Annual Death Benefit Reset Rider combination package (“GIPR 2.0 + ADBR”) (in jurisdictions where available), we deduct reduced ADBR and GIPR 2.0 rider charges each policy quarter that the GIPR 2.0 + ADBR package is in effect. The maximum annual charge for the combination of the ADBR and GIPR 2.0 rider is 2.00%. With the GIPR 2.0 + ADBR package, the current ADBR rider charge is 0.25% of the most recent reset amount, applied on a quarterly basis. With the GIPR 2.0 + ADBR package, the current GIPR 2.0 Rider reset charge ranges from 0.40% to 0.65% of the amount that is guaranteed under the GIPR 2.0, applied on a quarterly basis, depending on the GIPR 2.0 term you choose. Please note that if GIPR 2.0 is cancelled, the charge for the ADBR Rider will revert to the charge that is assessed for that rider, if purchased separately.

Group and Sponsored Arrangements

For certain group or sponsored arrangements, we may reduce the surrender charge and the policy service charge or change the minimum initial and additional premium payment requirements. Group arrangements include those in which a trustee or an employer, for example, purchases policies covering a group of individuals on a group basis. Sponsored arrangements include those in which an employer allows us to sell policies to its employees or retirees on an individual basis.

Our costs for sales, administration, and mortality generally vary with the size and stability of the group among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, including our requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy policies or that have been in existence less than six months will not qualify for reduced charges.

We will make any reductions according to our rules in effect when an application or enrollment form for a policy is approved. We may change these rules from time to time. Any variation in the surrender charge or policy service charge will reflect differences in costs or services and will not be unfairly discriminatory.

Taxes

NYLIAC may, where premium taxes are imposed by state law, deduct such taxes from your policy either: (i) when a surrender or cancellation occurs, or (ii) at the Annuity Commencement Date. Applicable premium tax rates depend upon such factors as your current state of residency, and the insurance laws and NYLIAC’s status in states where premium taxes are incurred. Current premium tax rates range from 0% to 3.5%. Applicable premium tax rates are subject to change by legislation, administrative interpretations or judicial acts.

We may in the future seek to amend the policies to deduct premium taxes when a premium payment is received.

Under present laws, NYLIAC will also incur state and local taxes (in addition to the premium taxes described above) in several states. NYLIAC may assess charges for such taxes.

NYLIAC does not expect to incur any federal income tax liability attributable to investment income or capital gains retained as part of the Separate Account reserves under the policies. (See “FEDERAL TAX MATTERS.”) Based upon these expectations, no charge is being made currently for corporate federal income taxes which may be attributable to the Separate Account. Such a charge may be made in future years for any federal income taxes NYLIAC incurs.

DISTRIBUTIONS UNDER THE POLICY

Surrenders and Withdrawals

You can make partial withdrawals, periodic partial withdrawals, hardship withdrawals or surrender the policy to receive part or all of the Accumulation Value at any time before the Annuity Commencement Date and while the Annuitant is living. To request a surrender or withdrawal, you can send a written request in Good Order to VPSC at one of the addresses listed on Question 16 of this Prospectus, or utilize any other method we make available. Faxed and e-mailed requests are not currently accepted, however, we reserve the right to accept them at our discretion. If the request is in Good Order, the amount available for withdrawal is the Accumulation Value at the end of the Business Day that VPSC receives the written request, less any outstanding loan balance, surrender charges, taxes that we may deduct, and the annual policy service charge, if applicable. If you have not provided us with a written election not to withhold federal income taxes at the time

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you make a withdrawal or surrender request, NYLIAC must by law withhold such taxes from the taxable portion of any surrender or withdrawal. We will remit that amount to the federal government. In addition, some states have enacted legislation requiring withholding. You can also request a partial withdrawal online at www.newyorklife.com. Currently, online withdrawals cannot exceed $10,000. NYLIAC will pay all surrenders or withdrawals within seven days of receipt of all required information in Good Order (including documents necessary to comply with federal and state tax law), subject to postponement in certain circumstances. (See “DISTRIBUTIONS UNDER THE POLICY—Delay of Payments.”)

Since you assume the investment risk with respect to amounts allocated to the Separate Account and because certain surrenders or withdrawals are subject to a surrender charge and premium tax deduction, the total amount paid upon surrender of the policy (taking into account any prior withdrawals) may be more or less than the total premium payments made.

Surrenders and withdrawals may be taxable transactions, and the Code provides that a 10% penalty tax may be imposed on certain early surrenders or withdrawals (the penalty tax is increased to 25% in the case of a distribution from a SIMPLE IRA within the first two years of your participation in the SIMPLE IRA Plan.) (See “FEDERAL TAX MATTERS— Taxation of Annuities in General.”) In addition, taxable surrenders and withdrawals may be subject to an additional 3.8 percent tax on net investment income. (See “FEDERAL TAX MATTERS—3.8 Percent Tax on Certain Investment Income.”)

(a) Surrenders

We may deduct a surrender charge and any state premium tax, if applicable, any outstanding loan balance, and the annual policy service charge, if applicable, from the amount paid. We will pay the proceeds in a lump sum to you unless you elect a different Income Payment method. If your address or bank account information has been on file with us for less than 30 days, we may require additional verification of your identity, in Good Order, before we will process a request to send surrender proceeds electronically to that bank account or through the mail to that address. For requests to surrender amounts greater than $50,000, we may require a notarized confirmation of the owner(s) signature. (See “DISTRIBUTIONS UNDER THE POLICY—Income Payments.”) Surrenders may be taxable transactions and the 10% penalty tax provisions may be applicable. (See “FEDERAL TAX MATTERS—Taxation of Annuities in General.”)

(b) Partial Withdrawals

The minimum amount that can be withdrawn is $500, unless we agree otherwise. We will withdraw the amount from the Allocation Options in accordance with your request. However, if you do not specify how to allocate a partial withdrawal among the Allocation Options we will deduct the partial withdrawal on a pro-rata basis. Your requested partial withdrawal will be effective on the date we receive your request in Good Order at the VPSC or online at www.newyorklife.com. However, if that day is not a Business Day or if your request is received after the close of the NYSE, then the requested partial withdrawal will be effective on the next Business Day. Generally, we will pay the partial withdrawal within seven days of that date. Partial withdrawals may be taxable transactions and the 10% penalty tax provisions may be applicable. (See “FEDERAL TAX MATTERS—Taxation of Annuities in General.”)

If the requested partial withdrawal is equal to the value in any of the Allocation Options from which the partial withdrawal is being made, we will pay the entire value of that Allocation Option and/or the DCA Advantage Account, less any surrender charge that may apply to you. If honoring a partial withdrawal request would result in an Accumulation Value of less than $2,000, we reserve the right to terminate your policy and pay you the Accumulation Value in a single sum, subject to any applicable state insurance law or regulation. We will notify you of our intention to exercise this right and give you 90 days to make a premium payment. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum.

Also note that partial withdrawal requests for amounts greater than $50,000 must be received in Good Order and we may require a notarized confirmation of the Owner(s) signature. If your address or bank account information has been on file with us for less than 30 days, we may require the request in writing or require additional verification of your identity, in a means acceptable to us, before we will process a request to send partial withdrawal proceeds electronically to that bank account or through the mail to that address. In addition, partial withdrawal requests made from policies that are less than 90 days old or that had an ownership change within 30 days of such partial withdrawal request must be made in writing and sent to VPSC at one of the addresses noted in Question 16 of this Prospectus. Faxed and e-mailed requests are not currently accepted; however, we reserve the right to accept them at our discretion.

It is important to note that any withdrawal reduces the Guaranteed Amount and death benefit proportionally.

(c) Periodic Partial Withdrawals

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You may elect to receive regularly scheduled partial withdrawals from the policy. These periodic partial withdrawals may be paid on a monthly, quarterly, semi-annual, or annual basis. You will elect the frequency of the withdrawals and the day of the month for the withdrawals to be made (may not be the 29th, 30th or 31st of a month). We will make all withdrawals on the day of each calendar month you specify, or on the next Business Day (if the day you have specified is not a Business Day or does not exist in that month). To process Periodic Partial Withdrawals, you must send a written request in Good Order to VPSC at one of the addresses listed in Question 16 of this Prospectus. NYLIAC must receive a request in writing no later than five Business Days prior to the date the withdrawals are to begin. If your request for this option is received less than five Business Days prior to the date you request it to begin, the withdrawals will begin on the day of the month you specify in the month following the receipt of your request. Faxed and e-mailed requests are not currently accepted; however, we reserve the right to accept them at our discretion. You must specify the Allocation Options from which the periodic partial withdrawals will be made. The minimum amount under this feature is $100, or such lower amount as we may permit. Periodic partial withdrawals may be taxable transactions and the 10% penalty tax provisions may be applicable. (See “FEDERAL TAX MATTERS—Taxation of Annuities in General.”) If you do not specify otherwise, we will withdraw money on a pro-rata basis from each Investment Division and/or the Fixed Account. You may not make periodic partial withdrawals from the DCA Advantage Account.

You can elect to receive “Interest Only” periodic partial withdrawals for the interest earned on monies allocated to the Fixed Account. This option is not available for policies issued in the State of New York. If this option is chosen, the $100 minimum for periodic partial withdrawals will be waived. However, you must have at least $5,000 in the Fixed Account at the time of each periodic partial withdrawal, unless we agree otherwise.

It is important to note that any withdrawal reduces the Guaranteed Amount and death benefit proportionally.

(d) Hardship Withdrawals

Under certain Qualified Policies, the Plan Administrator (as defined in Code Section 414(g)) may allow, in its sole discretion, certain withdrawals it determines to be “Hardship Withdrawals.” The surrender charge and 10% penalty tax, if applicable, and provisions applicable to partial withdrawals apply to Hardship Withdrawals.

Required Minimum Distribution Option

As of January 1, 2020, the age when required distributions must begin for IRAs, SIMPLE IRAs, SEP IRAs and TSAs has increased from age 70 1⁄2 to 72. This change only applies if you attain age 70 1⁄2 on or after January 1, 2020. For IRAs, SIMPLE IRAs and SEP IRAs, the policyowner is generally not required to elect the required minimum distribution option until April 1st of the year following the calendar year he or she attains age 72. For TSAs, the policyowner is generally not required to elect the required minimum distribution option until April 1st of the year following the later of the calendar year he or she attains age 72 (70 1⁄2 if the policyowner attained age 70 1⁄2 prior to January 1, 2020) or the calendar year he or she retires. For Inherited IRAs, a policyowner who is an Eligible Designated Beneficiary is required to take the first required minimum distribution on or before December 31 of the calendar year following the year of the original owner’s death.

The Coronavirus Aid, Relief and Economic Security Act waives the required minimum distribution rules for calendar year 2020 for (i) plans (including 401(k) plans) qualified under Code Section 401, (ii) defined contribution plans described in Code Sections 403(a) and 403(b), (iii) eligible governmental defined contribution plans described in Code Section 457(b) and (iv) IRAs described in Code Section 408. In addition, distributions which are required to be made in calendar year 2020 by reason of a required beginning date occurring in such calendar year and such distribution not having been made before January 1, 2020 are also waived.

Our Right to Cancel

If we do not receive any premium payments for a period of two years, and the Accumulation Value of your policy would provide Income Payments of less than $20 per month on the Annuity Commencement Date, we reserve the right to terminate your policy subject to any applicable state insurance law or regulation. We will notify you of our intention to exercise this right and, provided that you are not older than the maximum age for making a premium payment as stated on the Policy Data Page, give you 90 days to make a premium payment. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum. For single premium policies, this section is modified as indicated in Appendix 1 of this Prospectus.

Annuity Commencement Date

The Annuity Commencement Date is the date specified on the Policy Data Page. The Annuity Commencement Date is the day that Income Payments are scheduled to commence (sometimes referred to as annuitization of the policy) unless the policy has been surrendered or an amount has been paid as proceeds to the designated Beneficiary prior to that date. The earliest possible Annuity

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Commencement Date is the first Policy Anniversary. If we agree, you may change the Annuity Commencement Date to an earlier date. If we agree, you may also defer the Annuity Commencement Date to a later date, provided that we receive notice in a form acceptable to us (or as required under state law) of the request at least one month before the last selected Annuity Commencement Date. To request to change or defer the Annuity Commencement Date to a later date, subject to the constraints noted above, you must provide notice in a form acceptable to us (or as required under state law) in Good Order to VPSC at one of the addresses listed in Question 16 of this Prospectus.

The Annuity Commencement Date and Income Payment method for Qualified Policies may also be controlled by endorsements, the plan, or applicable law.

Death Before Annuity Commencement

Unless amended by any rider attached to the policy, if the Owner dies prior to the Annuity Commencement Date, we will pay an amount as proceeds to the designated Beneficiary, as of the date VPSC receives proof of death and all other required information in Good Order at one of the addresses listed in Question 16 of this Prospectus. Generally, NYLIAC will not issue a policy to joint owners. However, if NYLIAC makes an exception and issues a jointly owned policy, ownership rights and privileges under the policy must be exercised jointly and benefits under the policy will be paid upon the death of any joint owner. (See “FEDERAL TAX MATTERS—Taxation of Annuities in General.”) For policies owned by a grantor trust, all of whose grantors are individuals, benefits will be paid upon the death of any grantor. The amount will be the greater of:

(a)	the Accumulation Value, less any outstanding loan balance and any Premium Credits applied within the 12 months immediately preceding death (in states where permitted); or

(b)	the Adjusted Death Benefit Premium Payments.

If more than one Beneficiary is named, each Beneficiary will be paid a pro rata portion from each Investment Division, the Fixed Account and the DCA Advantage Account, if applicable, in which the policy is invested as of the date we receive proof of death and all requirements necessary to make the payment to that Beneficiary. We will keep the remaining balance in the policy to pay the other Beneficiaries. Due to market fluctuations, the remaining Accumulation Value may increase or decrease and we may pay subsequent Beneficiaries a different amount. Beneficiary(ies) may not make transfers between Investment Divisions of the Separate Account, the Fixed Account or any other investment option that we may offer at any time.

We will make payments in a lump sum to the Beneficiary unless you have elected or the Beneficiary elects otherwise in a signed written notice in Good Order. If such an election is properly made, we will apply all or part of these proceeds:

(i)	under a life Income Payment option to provide an immediate annuity for the Beneficiary who will be the policyowner and Annuitant; or

(ii)	under another Income Payment option we may offer at the time.

Payments under the annuity or under any other method of payment we make available must be for the life of the Beneficiary, or for a number of years that is not more than the life expectancy of the Beneficiary at the time of the policyowner’s death (as determined for federal tax purposes), and must begin within one year after the policyowner’s death. (See “DISTRIBUTIONS UNDER THE POLICY—Income Payments.”)

If your spouse (as defined under Federal law) is the sole primary Beneficiary, we can pay the proceeds to the surviving spouse if you die before the Annuity Commencement Date or the policy can continue with the surviving spouse as (a) the new policyowner and, (b) the Annuitant, if you were the Annuitant. If the Annuitant is not the Owner and the Annuitant dies before the Annuity Commencement Date, the Owner will become the Annuitant and the policy will continue.

We will make any distribution or application of policy proceeds within 7 days after VPSC receives all documents (including documents necessary to comply with federal and state tax law) in connection with the event or election that causes the distribution to take place at one of the addresses listed in Question 16 of this Prospectus, subject to postponement in certain circumstances. (See “DISTRIBUTIONS UNDER THE POLICY—Delay of Payments.”)

Income Payments

(a) Election of Income Payment Options

On the Annuity Commencement Date, the Accumulation Value will be applied to provide a monthly Income Payment. We will make Income Payments under the Life Income – Guaranteed Period Payment Option. (See “ANNUITY PAYMENTS” in the

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Statement of Additional Information.) However, on or before the Annuity Commencement Date, you can elect to receive Income Payments under such other option we may offer at that time where permitted by state laws. We will require that a lump sum payment be made if the Accumulation Value is an amount that would provide Income Payments of less than $20 a month on the Annuity Commencement Date. If the Life Income – Guaranteed Period Payment Option is not chosen, you may change the Income Payment option or request any other method of payment we agree to at any time before the Annuity Commencement Date. To change the Income Payment option or to request another method of payment prior to the Annuity Commencement Date, you must send a written request in Good Order to VPSC at one of the addresses listed in Question 16 of this Prospectus. However, once payments begin, you may not change the option. If a life Income Payment option is chosen, we may require proof of birth date before Income Payments begin. For Income Payment options involving life income, the actual age of the Annuitant(s) will affect the amount of each payment. Since payments based on older Annuitants are expected to be fewer in number, the amount of each annuity payment should be greater. We will make payments under the Life Income Guaranteed Period Payment Option in the same specified amount and over the life of the Annuitant(s) with a guarantee of 10 years of payments, even if an Annuitant dies sooner. NYLIAC does not currently offer variable Income Payment options.

Effective for amounts received in taxable years beginning after December 31, 2010, a policyholder may elect to apply a portion of the Accumulation Value toward one of the Income Payment options we may offer, while the remainder of the policy continues to accumulate income on a tax-deferred basis. This is called a partial annuitization. A partial annuitization will reduce the benefits provided under the policy. The Accumulation Value will be reduced by the amount placed under one of the Income Payment options we may offer. Under a partial annuitization, the policy’s Accumulation Value, any riders under the policy and any charges assessed will be treated the same as they would under any other withdrawal from the policy’s Accumulation Value, except that surrender charges will not be assessed. (See “FEDERAL TAX MATTERS.”)

It is important to note that partial annuitizations reduce the Guaranteed Amount and death benefit proportionally.

Under Income Payment options involving life income, the Payee may not receive Income Payments equal to the total premium payments made under the policy if the Annuitant dies before the actuarially predicted date of death. We base Income Payment options involving life income on annuity tables that vary on the basis of gender, unless the policy was issued under an employer sponsored plan or in a state which requires unisex rates.

Taxable Income Payments may be subject to an additional 3.8 percent tax on net investment income. (See “FEDERAL TAX MATTERS—3.8 Percent Tax on Certain Investment Income.”)

(b) Proof of Survivorship

We may require satisfactory proof of survival from time to time, before we pay any Income Payments or other benefits. We will request the proof at least 30 days prior to the next scheduled payment date.

Delay of Payments

We will pay any amounts due from the Separate Account under the policy within seven (7) days of the date VPSC receives all documents (including documents necessary to comply with federal and state tax law) in connection with a payment request at one of the addresses listed in Question 16 of this Prospectus.

Situations where payment may be delayed:

1.	We may delay payment of any amounts due from the Separate Account under the policy and transfers among Investment Divisions during any period that:

(a)

The New York Stock Exchange (“NYSE”) is closed, for other than usual weekends or holidays; trading is restricted by the Securities and Exchange Commission (SEC); or the SEC declares that an emergency exists;

(b)	The SEC, by order, permits us to delay payment in order to protect our policyowners; or

(c)	The check used to pay the premium has not cleared through the banking system. This may take up to fifteen (15) days.

2.

We may delay payment of any amounts due from the Fixed Account and/or the DCA Advantage Account. When permitted by law, we may defer payment of any partial withdrawal or full surrender request for up to six months from the date of surrender from the Fixed Account and/or the DCA Advantage Account. We will pay interest of at least 3.0% per year on any partial withdrawal or full surrender request deferred for 30 days or more.

3.

Federal laws made to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or “freeze” a policy. If these laws apply in a particular policy(ies), we would not be

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allowed to pay any request for transfers, partial withdrawals, surrenders or death benefits. If a policy or an account is frozen, the Accumulation Value would be moved to a special segregated interest-bearing account and held in that account until we receive instructions from the appropriate federal regulator.

Designation of Beneficiary

You may select one or more Beneficiaries and name them in the application. Thereafter, before the Annuity Commencement Date and while you are living, you may change the Beneficiary by written notice in Good Order sent to one of the addresses listed in Question 16 of this Prospectus, at www.newyorklife.com or you can utilize any other method we make available. If before the Annuity Commencement Date, the Annuitant dies while you are still living, you will become the new Annuitant under the policy. If you are the Annuitant, the proceeds pass to your Beneficiary.

If no Beneficiary for any amount payable, or for a stated share, survives you, the right to this amount or this share will pass to your estate. Payment of the proceeds will be made in a single sum to your estate. If any Beneficiary dies at the same time as you, or within fifteen (15) days after your death, but before we receive proof of death and all claim information in Good Order, we will pay any amount payable as though the Beneficiary died first.

Every state has unclaimed property laws, which generally declare an annuity policy to be abandoned after a period of inactivity of three to five years from the policy’s maturity date or the date the death benefit is due and payable. If, after a thorough search, we are unable to locate you after your policy’s Annuity Commencement Date, or if we are unable to locate your Beneficiary if you die before the Annuity Commencement Date, or you or the Beneficiary do not come forward to claim the policy proceeds or death benefit in a timely manner, the proceeds or death benefit may be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the annuitant last resided, as shown on our books and records, or to Delaware (our state of domicile). This escheatment is revocable, however, and the state is obligated to pay back the escheated amount if you or your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designation, including addresses, if and as they change. Please contact us at 1-800-598-2019 or send written notice to one of the addresses in Question 16 of the Prospectus.

Restrictions Under Code Section 403(b)(11)

With respect to 403(b) TSAs, distributions attributable to salary reduction contributions made in years beginning after December 31, 1988 (including the earnings on these contributions), as well as to earnings in such years on salary reduction accumulations held as of the end of the last year beginning before January 1, 1989, may not begin before the employee attains age 59 1⁄2, has a severance from employment, dies or becomes disabled. The Code section 403(b) plan may also provide for distribution in the case of hardship. However, hardship distributions are limited to amounts contributed by salary reduction. The earnings on such amounts may not be withdrawn. Even though a distribution may be permitted under these rules (e.g., for hardship or due to a severance from employment), it may still be subject to a 10% additional income tax as a premature distribution.

Under the final Code section 403(b) regulations, which the Department of Treasury published on July 26, 2007, employer contributions made to Code section 403(b) TSA contracts will be subject to new withdrawal restrictions. Under the new rules, amounts attributable to employer contributions to a Code section 403(b) TSA contract that is issued after December 31, 2008 may not be distributed earlier than the earliest of severance from employment or upon the occurrence of a certain event, such as after a fixed number of years, the attainment of a stated age, or disability. These new withdrawal restrictions do not apply to Code section 403(b) TSA contracts issued before January 1, 2009.

Under the terms of your Code section 403(b) plan, you may have the option to invest in other funding vehicles, including Code section 403(b)(7) custodial accounts. You should consult your plan document to make this determination.

Loans

Loans are available only if you have purchased an Accumulation Value based M&E Charge policy in connection with a 403(b) plan and may not be available in all states for plans subject to the Employment Retirement Income Security Act of 1974 (ERISA). Loans are not available for policies issued in the State of New York. To request a TSA loan, you must send a written request in Good Order to VPSC. If your address or bank account information has been on file with us for less than 30 days, we may require additional verification of your identity, in a form acceptable to us, before we will process a request to send loan proceeds electronically to that bank account or through the mail to that address. Under your 403(b) policy, you may borrow against your policy’s Accumulation Value prior to the Annuity Commencement Date. Unless we agree otherwise, only one loan may be outstanding at a time. There must be a minimum Accumulation Value of $5,000 in the policy at the time of the loan. The minimum loan amount is $500. The maximum loan that you may take is the lesser of: (a) 50% of the policy’s Accumulation Value on the date of the loan or (b) $50,000 minus your

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highest outstanding principal balance in the previous 12 months from your policy and any qualified employer plan (as defined under Sections 72(p)(4) and 72(p)(2)(D) of the Code). Please note that adverse tax consequences could result from your failure to comply with this limitation. NYLIAC, and its affiliates and agents do not provide legal or tax advice nor assume responsibility or liability for any legal or tax consequences of any TSA loan taken under a 403(b) policy or the compliance of such loan with the Code limitations set forth in this paragraph or for determining whether any plan or loan is subject to and/or complies with ERISA.

We withdraw a loan processing fee of $25 from the Accumulation Value on a pro rata basis, unless prohibited by applicable state law or regulation. If on the date of the loan you do not have a Fixed Accumulation Value equal to at least 125% of the loan amount, we will transfer sufficient Accumulation Value from the Investment Divisions and/or the DCA Advantage Account on a pro rata basis so that the Fixed Accumulation Value equals 125% of the loan amount. While a loan is outstanding, you may not make partial withdrawals or transfers which would reduce the Fixed Accumulation Value to an amount less than 125% of the outstanding loan balance.

For all loans, of the assets being held in the Fixed Account to secure 125% of the loan amount, the interest rate credited to the amount representing the outstanding loan balance will be 2% less than the interest rate charged on the loan. The additional 25% being held in the Fixed Account to secure the loan will be credited with the current declared interest rate for both non-ERISA and ERISA subject plans. The credited interest rate will always be at least equal to the minimum guaranteed interest rate stated on the Policy Data Page.

For plans subject to ERISA, interest charged will be based on the Prime Rate, as reported in the Wall Street Journal on the first Business Day of a calendar year or the Moody’s Corporate Bond Yield Average as of two months before the date the rate is determined. The rate is determined on the first Business Day of the calendar year. We will assess interest in arrears as part of the periodic loan repayments.

You must repay the loan on a periodic basis not less frequent than quarterly and over a period no greater than five years from the date it is taken. If a loan repayment is in default, we will withdraw the amount in default from the Fixed Accumulation Value to the extent permitted by federal income tax rules. We will take such a repayment on a first-in, first-out (FIFO) basis from amounts allocated to the Fixed Account.

We permit loans to acquire a principal residence under the same terms described above, except that:

(a)	the minimum loan amount is $5,000; and

(b)	repayment of the loan amount may be extended to a maximum of twenty-five years.

We deduct any outstanding loan balance including any accrued interest from the Fixed Accumulation Value prior to payment of a surrender or the commencement of the annuity benefits. On death of the policyowner or Annuitant, we deduct any outstanding loan balance from the Fixed Accumulation Value as a partial withdrawal as of the date we receive the notice of death.

Loans are subject to the terms of the policy, your 403(b) plan and the Code, which may impose restrictions upon them. We reserve the right to suspend, modify, or terminate the availability of loans under this policy at any time. However, any action taken by us will not affect already outstanding loans. Also note that for Premium Based M&E Charge policies purchased in connection with TSA plans, you may not borrow any portion of your Accumulation Value.

THE FIXED ACCOUNT

The Fixed Account is backed by assets in NYLIAC’s general account, which includes all of NYLIAC’s assets except those assets specifically allocated to NYLIAC’s separate accounts. NYLIAC has sole discretion to invest the assets of the Fixed Account subject to applicable law. The Fixed Account is not registered under the federal securities laws and is generally not subject to their provisions. Therefore, generally you do not have the benefits and protections of these statutes for amounts allocated to the Fixed Account. These disclosures regarding the Fixed Account may be subject to certain applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. The Fixed Account is not available for policies issued in the State of New York.

(a) Interest Crediting

NYLIAC guarantees that it will credit interest at an annual effective rate of at least the minimum guaranteed interest rate stated on the Policy Data Page of your policy, to amounts allocated or transferred to the Fixed Account under the policies. As of the date of this Prospectus, the guaranteed minimum interest rate is 1%. Please contact your registered representative for the current guaranteed

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minimum interest rate. We credit interest on a daily basis. NYLIAC may, at its sole discretion, credit a higher rate or rates of interest to amounts allocated or transferred to the Fixed Account.

Interest rates will be set on the anniversary of each premium payment or transfer. All premium payments, any Premium Credit, any Breakpoint Credits, and additional amounts (including transfers from other Investment Divisions) allocated to the Fixed Account, plus prior interest earned on such amounts, will receive their applicable interest rate for one-year periods from the anniversary on which the allocation or transfer was made. The Fixed Account Accumulation Value will never be less than the Fixed Account portion of the Nonforfeiture Value.

(b) Transfers Between the Fixed Account and Investment Divisions or an Asset Allocation Model

Generally, you may transfer amounts from the Fixed Account (if applicable) to the Investment Divisions or an available Asset Allocation Model up to 30 days prior to the Annuity Commencement Date, subject to the following conditions.

1. The maximum amount you are allowed to transfer from the Fixed Account to the Investment Divisions or an available Asset Allocation Model, including Interest Sweep transfers, during any Policy Year while the surrender charge period for the initial premium payment is in effect is 25% of the highest attained Fixed Account Accumulation Value as of the beginning of each Policy Year. When the surrender charge period is no longer in effect, the maximum amount that you are allowed to transfer from the Fixed Account to the Investment Divisions or an Asset Allocation Model may not exceed 50% of the highest attained Fixed Account Accumulation Value as of the beginning of each Policy Year, regardless of any new surrender charge periods applicable to additional premium payments. The highest attained Fixed Account Accumulation Value will decrease by the amount of any withdrawals made from the Fixed Account and increase by the amount of any additional premium payments made to the Fixed Account. When the Fixed Account Accumulation Value is zero, all previous Fixed Account Accumulation values are disregarded, and the next Premium Payment to the Fixed Account will then be considered the highest attained Fixed Account Accumulation Value until a subsequent anniversary results in a higher balance.

2. The remaining value in the Fixed Account after a transfer from the Fixed Account to the Investment Divisions or an available Asset Allocation Model must be at least $25. If, after a contemplated transfer, the remaining values in the Fixed Account would be less than $25, that amount must be included in the transfer, unless NYLIAC in its discretion permits otherwise. We determine amounts transferred from the Fixed Account on a first-in, first-out (FIFO) basis, for purposes of determining the rate at which we credit interest on amounts remaining in the Fixed Account.

3. For Premium Based M&E Charge policies, transfers are not allowed into the Fixed Account.

4. For Account Value based M&E Charge policies, transfers from the Investment Divisions to the Fixed Account must be at least $500.

For Premium based M&E Charge policies, premium payments transferred from the Fixed Account to the Investment Divisions or an Asset Allocation Model are subject to a Mortality and Expense Risk and Administrative Costs Charge.

Except as part of an existing request relating to the traditional Dollar Cost Averaging or the Interest Sweep option, you may not transfer money into the Fixed Account if you made a transfer out of the Fixed Account during the previous six-month period.

You must make transfer requests in writing in Good Order and sent to VPSC at one of the addresses listed in Question 16 of this Prospectus or by telephone in accordance with established procedures or through our online service at www.newyorklife.com. Faxed and e-mailed requests are not currently accepted, however, we reserve the right to accept them at our discretion.

We will deduct partial withdrawals and apply any surrender charges to the Fixed Account on a FIFO basis (i.e., from any value in the Fixed Account attributable to premium payments or transfers from Investment Divisions or an Asset Allocation Model in the same order in which you allocated such payments or transfers to the Fixed Account during the life of the policy).

THE DCA ADVANTAGE ACCOUNT

Like the Fixed Account, the DCA Advantage Account is also held in NYLIAC’s general account. The DCA Advantage Account is not registered under the federal securities laws. The information contained in the first paragraph under “THE FIXED ACCOUNT” applies equally to the DCA Advantage Account.

NYLIAC will set interest rates in advance for each date on which we may receive a premium payment to the DCA Advantage Account. We will never declare less than the minimum guaranteed interest rate stated on the Policy Data Page of your policy. If you choose to allocate your initial premium payment to the DCA Advantage Account, the initial premium, and any subsequent premium

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payments we receive for an initial DCA Advantage Account that is already open, will earn interest at the rate in effect on the date you signed your application. If an additional premium payment is allocated to the DCA Account after the duration of the initial account has expired, the DCA Advantage Account will be re-activated and will earn interest at the rate in effect on the Business Day we receive the premium payment. Premium Credits and Breakpoint Credits will receive the applicable interest rate in effect on the Business Day we receive the premium payment. Interest rates for subsequent premium payments made into the DCA Advantage Account may be different from the rate applied to prior premium payments made into the DCA Advantage Account. The DCA Advantage Account Accumulation Value will never be less than the DCA Advantage Account portion of the Nonforfeiture Value.

The annual effective rate that we declare is credited only to amounts remaining in the DCA Advantage Account. We credit the interest on a daily basis. Because money is periodically transferred out of the DCA Advantage Account, amounts in the DCA Advantage Account will not achieve the declared annual effective rate. Please note that interest credited under the DCA Advantage Account will exceed the actual investment earnings of NYLIAC less appropriate risk and expense adjustments. Excess interest amounts credited to the DCA Advantage Account will be recovered by fees and charges associated with the Investment Divisions in later Policy Years. The interest credited in later Policy Years may be less than that for the first Policy Year.

FEDERAL TAX MATTERS

Introduction

The following discussion is general and is not intended as tax advice. We issue both Qualified and Non-Qualified Policies. Both types of policies offer tax-deferred accumulation. A Non-Qualified Policy can provide for retirement income other than through a tax-qualified plan. Qualified Policies are designed for use by individuals in retirement plans which are intended to qualify as plans qualified for special income tax treatment under Sections 219, 403(b), 408 or 408A of the Code. The ultimate effect of federal income taxes on the Accumulation Value, on Income Payments and on the economic benefit to you, the Annuitant or the Beneficiary depends on the type of retirement plan for which the Qualified Policy is purchased, on the tax and employment status of the individual concerned and on NYLIAC’s tax status. The following discussion assumes that Qualified Policies are used in retirement plans that qualify for the special federal income tax treatment described above. This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under a policy. Any person concerned about these tax implications should consult a tax adviser before making a premium payment. This discussion is based upon NYLIAC’s understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. We cannot predict the likelihood of continuation of the present federal income tax laws or of the current interpretations by the Internal Revenue Service, which may change from time to time without notice. Any such change could have retroactive effects regardless of the date of enactment. Moreover, this discussion does not take into consideration any applicable state or other tax laws except with respect to the imposition of any state premium taxes. We suggest you consult with your tax adviser.

Taxation of Annuities in General

The following discussion assumes that the policies will qualify as annuity contracts for federal income tax purposes. The Statement of Additional Information discusses such qualifications.

Section 72 of the Code governs taxation of annuities in general. NYLIAC believes that an annuity policyowner generally is not taxed on increases in the value of a policy until distribution occurs either in the form of a lump sum received by withdrawing all or part of the Accumulation Value (i.e., surrenders or partial withdrawals) or as Income Payments under the Income Payment option elected. The exception to this rule is that generally, a policyowner of any deferred annuity policy who is not a natural person must include in income any increase in the excess of the policyowner’s Accumulation Value over the policyowner’s investment in the contract during the taxable year. However, there are some exceptions to this exception. You may wish to discuss these with your tax counsel. The taxable portion of a distribution (in the form of an annuity or lump sum payment) is generally taxed as ordinary income. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Accumulation Value generally will be treated as a distribution.

In the case of a withdrawal or surrender distributed to a participant or Beneficiary under a Qualified Policy, a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the contract to the total policy value. The “investment in the contract” generally equals the portion, if any, of any premium payments paid by or on behalf of an individual under a policy which is not excluded from the individual’s gross income. For policies issued in connection with qualified plans, the “investment in the contract” can be zero. The law requires the use of special simplified methods to determine the taxable amount of payments that are based in whole or in part on the Annuitant’s life and that are paid from TSAs.

Generally, in the case of a withdrawal under a Non-Qualified Policy before the Annuity Commencement Date, amounts received are first treated as taxable income to the extent that the Accumulation Value immediately before the withdrawal exceeds the “investment in the contract” at that time. Any additional amount withdrawn is not taxable. On the other hand, upon a full surrender of a Non-Qualified

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Policy, if the “investment in the contract” exceeds the Accumulation Value (less any surrender charges), the loss is treated as an ordinary loss for federal income tax purposes. However, limitations may apply to the amount of the loss that may be deductible.

Although the tax consequences may vary depending on the Income Payment option elected under the policy, in general, only the portion of the Income Payment that represents the amount by which the Accumulation Value exceeds the “investment in the contract” will be taxed. After the investment in the Policy is recovered, the full amount of any additional Income Payments is taxable. For fixed Income Payments, in general, there is no tax on the portion of each payment which represents the same ratio that the “investment in the contract” bears to the total expected value of the Income Payments for the term of the payments. However, the remainder of each Income Payment is taxable until the recovery of the investment in the contract, and thereafter the full amount of each annuity payment is taxable. If death occurs before full recovery of the investment in the contract, the unrecovered amount may be deducted on the Annuitant’s final tax return.

Effective for amounts received in taxable years beginning after December 31, 2010, a policyowner may elect to apply a portion of the Accumulation Value towards one of the Income Payment options we may offer, while the remainder of the policy continues to accumulate income on a tax-deferred basis. This is called a partial annuitization. If a policyowner chooses to partially annuitize a policy, the resulting payments will be taxed as fixed Income Payments described above, only if such payments are received for one of the following periods: (1) the annuitant’s life (or the lives of the joint annuitants, if applicable), or (2) a period of 10 years or more. Provided such requirements are met, the “investment in the contract” will be allocated pro rata between each portion of the policy from which amounts are received as an annuity and the portion of the policy from which amounts are not received as an annuity.

In the case of a distribution, a penalty tax equal to 10% of the amount treated as taxable income may be imposed. The penalty tax is not imposed in certain circumstances, including, generally, distributions: (1) made on or after the date on which the policyowner attains age 59 1⁄2, (2) made as a result of the policyowner’s (or, where the policyowner is not an individual, the Annuitant’s) death, (3) made as a result of the policyowner’s disability, (4) which are part of a series of substantially equal periodic payments (at least annually) made for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies) of the policyowner and his or her designated beneficiary, or (5) received from an Inherited IRA. Other tax penalties may apply to certain distributions pursuant to a Qualified Policy. For more details regarding this penalty tax and other exemptions that may be applicable, including those related to COVID-19, please consult a tax adviser.

All non-qualified, deferred annuity contracts issued by NYLIAC (or its affiliates) to the same policyowner during any calendar year are to be treated as one annuity contract for purposes of determining the amount includible in an individual’s gross income. In addition, there may be other situations in which the Treasury Department may conclude (under its authority to issue regulations) that it would be appropriate to aggregate two or more annuity contracts purchased by the same policyowner. Accordingly, a policyowner should consult a tax adviser before purchasing more than one policy or other annuity contract.

A transfer of ownership of a policy, or designation of an Annuitant or other Beneficiary who is not also the policyowner, may result in certain income or gift tax consequences to the policyowner. A policyowner contemplating any transfer or assignment of a policy should consult a tax adviser with respect to the potential tax effects of such a transaction.

3.8 Percent Tax on Certain Investment Income

In general, a tax of 3.8 percent will apply to net investment income (“NII”) received by an individual taxpayer to the extent his or her modified adjusted gross income (“MAGI”) exceeds certain thresholds (e.g., $250,000 in the case of taxpayers filing jointly, $125,000 in the case of a married taxpayer filing separately and $200,000 in the case of other individual taxpayers). For this purpose, NII includes (i) gross income from various investments, including gross income received with respect to annuities that are not held through a tax-qualified plan (e.g., a traditional IRA or Section 403(b) plan) and (ii) net gain attributable to the disposition of property. Such NII (as well as gross income from tax qualified plans) will also increase a taxpayer’s MAGI for purposes of the taxable thresholds described above. This tax also applies to trusts and estates under a special set of rules. In 2012 the IRS and the Treasury Department issued guidance regarding this new tax in the form of proposed regulations, which were finalized in 2013. You should consult your tax advisor to determine the applicability of this tax in your individual circumstances and with respect to any amount received in connection with the surrender of the policy, distributions or withdrawals from the policy or the exercise of other rights and features under this annuity contract.

Partial Section 1035 Exchanges

Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract or a long-term care insurance policy. The IRS has issued guidance which provides that the direct transfer of a portion of an annuity contract into another annuity contract can qualify as a tax-free exchange, provided that no amounts (other than annuity payments made for life or for a term of at least 10 years) are distributed from either contract

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involved in the exchange for 180 days following the date of the transfer. If a taxpayer takes a distribution during this 180- day waiting period, the IRS guidance provides that the IRS will apply general tax principles to determine the tax treatment of the transfer and/or the distribution (e.g., in appropriate circumstances, as taxable “boot” or as a taxable distribution, effectively negating the tax-free exchange).

This IRS guidance, however, does not address the tax treatment of a partial exchange of an annuity contract for a long-term care insurance policy. Although we believe that taking a distribution or withdrawal from the Contract described in this prospectus within 180 days of a partial exchange of such Contract for a long-term care insurance policy should not cause such prior partial exchange to be treated as taxable, there can be no assurance that the IRS will not expand the 180-day rule described above to partial exchanges of an annuity contract for a long-term care insurance policy, or that the IRS will not provide other guidance with respect to such partial exchanges. If you contemplate such an exchange, you should consult a tax advisor to discuss the potential tax effects of such a transaction.

Qualified Policies

Qualified Policies are designed for use with retirement plans that qualify for special federal income tax treatment under Sections 219, 403(b), 408, and 408A of the Code. The tax rules applicable to participants and beneficiaries in these plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions (including special rules for certain lump sum distributions to individuals who attained the age of 50 by January 1, 1986). Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59 1⁄2 (subject to certain exceptions), distributions that do not conform to specified minimum distribution rules and in certain other circumstances. Therefore, this discussion only provides general information about the use of Qualified Policies with the plans described below. Policyowners and participants under these plans, as well as Annuitants and Beneficiaries are cautioned that the rights of any person to any benefits under the plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the policy issued in connection with the plan. Purchasers of Qualified Policies should seek legal and tax advice regarding the suitability of the policy.

(a) 403(b) Plans. Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase annuity policies for their employees are excludible from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes.

Important Information Regarding Final Code Section 403(b) Regulations

On July 26, 2007, the Department of the Treasury published final Code section 403(b) regulations that were largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their Code section 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan and/or the written information sharing agreement between the employer and NYLIAC may impose new restrictions on both new and existing Code section 403(b) TSA contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.

Prior to the effective date of the final regulations, IRS guidance applicable to tax-free transfers and exchanges of Code section 403(b) TSA contracts or custodial accounts became effective September 25, 2007, replacing existing rules under IRS Revenue Ruling 90-24 previously applicable to such transfers and exchanges (a “90-24 transfer”). Under this guidance, transfers and exchanges (both referred to below as “transfers”) are available only to the extent permitted under the employer’s written Code section 403(b) plan.

Transfers occurring after September 24, 2007 that do not comply with this guidance can result in the applicable contract becoming taxable on January 1, 2009, or the date of the transfer, whichever is later. If you make a transfer to a contract or custodial account that is not part of the employer’s Code section 403(b) plan (other than a transfer to a different plan), and the contract provider and employer fail to enter into an information sharing agreement by January 1, 2009, the transfer would be considered a “failed” transfer, resulting in the applicable contract becoming subject to tax. Additional guidance issued by the IRS generally permits a failed transfer to be corrected no later than June 30, 2009, by re-transferring to a contract or custodial account that is part of the employer’s Code section 403(b) plan and/ or that is subject to an information-sharing agreement with the employer.

In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007, are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to such contracts, and that no additional transfers are made to such contracts on

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or after September 25, 2007. Further, contracts that are not grandfathered are generally required to be part of, and subject to the requirements of, an employer’s written Code section 403(b) plan no later than by January 1, 2009.

The new rules in the final regulations generally do not affect a participant’s ability to transfer some or all of a Code section 403(b) TSA contract to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer’s plan.

You should discuss with your tax advisor the final Code section 403(b) regulations and other applicable IRS guidance in order to determine the impact they may have on any existing Code section 403(b) TSA contracts that you may own and/or on any Code section 403(b) TSA contract that you may consider purchasing.

(b) Individual Retirement Annuities. Sections 219 and 408 of the Code permit individuals or their employers to contribute to an individual retirement program known as an “Individual Retirement Annuity” or “IRA”, including an employer-sponsored Simplified Employee Pension or “SEP”. Individual Retirement Annuities are subject to limitations on the amount which may be contributed and deducted and the time when distributions may commence. In addition, distributions from certain other types of qualified plans may be placed into IRAs on a tax-deferred basis.

(c) Roth Individual Retirement Annuities. Section 408A of the Code permits individuals with incomes below a certain level to contribute to an individual retirement program known as a “Roth Individual Retirement Annuity” or “Roth IRA.” Roth IRAs are subject to limitations on the amount that may be contributed. Contributions to Roth IRAs are not deductible, but distributions from Roth IRAs that meet certain requirements are not included in gross income. Individuals generally may convert their existing non-Roth IRAs into Roth IRAs. Beginning in 2008, a direct rollover may also be made from an eligible retirement plan other than a non-Roth IRA (such as a qualified retirement plan, section 403(b) tax sheltered annuity, or eligible governmental section 457 plan) to a Roth IRA provided applicable requirements are met. Such conversions and rollovers will be subject to income tax at the time of conversion or rollover.

(d) Inherited IRAs. This policy may also be issued as an inherited IRA if, after the death of the owner of an IRA, the named Beneficiary (other than the IRA owner’s spouse) directs that the IRA death proceeds be transferred to a new policy issued as an Inherited IRA. Beginning in 2007, a non-spouse beneficiary of an eligible retirement plan (such as a qualified retirement plan, section 403(b) tax sheltered annuity, or eligible governmental section 457 plan) may, if all applicable requirements are met, directly rollover a distribution from such plan into an Inherited IRA. The named Beneficiary of the original IRA policy or eligible retirement plan (as the case may be) will become the Annuitant under the Inherited IRA and may generally exercise all rights under the Inherited IRA policy, including the right to name his or her own Beneficiary in the event of death.

Special tax rules apply to an Inherited IRA. The tax law does not permit additional premiums to be contributed to an Inherited IRA policy. Also, in order to avoid certain income tax penalties, a Required Minimum Distribution (“RMD”) must be withdrawn each year from an inherited IRA policy. The first RMD must be taken on or before December 31 of the calendar year following the year of the original IRA owner’s or eligible retirement plan participants’ death. The Coronavirus Aid, Relief and Economic Security (CARES) Act waives required minimum distributions for 2020. See the discussion under DISTRIBUTIONS UNDER THE POLICY — REQUIRED MINIMUM DISTRIBUTION OPTION — for more information. The penalty tax equals 50% of the excess of the RMD amount over the amounts, if any, actually withdrawn from the Inherited IRA during the calendar year. With respect to IRA owners and defined contribution plan participants who die on or after January 1, 2020, any individual policyowner who is not an “Eligible Designated Beneficiary” must withdraw the entire account value by the end of the tenth year following the year of death. Eligible Designated Beneficiaries may withdraw the account value over their lives or a period not exceeding their life expectancies. Eligible Designated Beneficiaries include spouses, minor children (until they reach the age of majority), someone who is disabled or chronically ill (including certain trusts for the disabled or chronically ill), or an individual not more than 10 years younger than the original IRA owner or plan participant.

(e) SIMPLE IRAs. SIMPLE IRAs permit certain small employers to establish SIMPLE IRA plans as provided by Section 408(p) of the Code, under which employees may elect to defer to a Simple IRA a percentage of compensation up to $13,500 for 2020 (and thereafter, adjusted for cost-of-living increases in accordance with the Code). Employees who attain age 50 or over by the end of the relevant calendar year may also elect to make an additional catch-up contribution. Such additional contribution may be up to $3,000 for 2020 (and thereafter adjusted for cost-of-living increases in accordance with the Code). The sponsoring employer is generally required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, distributions prior to age 59 1⁄2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee’s participation in the SIMPLE IRA plan. All references in this Prospectus to the 10% penalty tax should be read to include this limited 25% penalty tax if your Qualified Policy is used as a SIMPLE IRA.

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The Qualified Policies are subject to the RMD rules under Code section 401(a)(9) and the regulations issued thereunder. Under these rules, generally, distributions under your Qualified Policy must begin no later than the beginning date required by the Internal Revenue Service (“IRS”). The beginning date is determined by the type of Qualified Policy that you own. For each calendar year that an RMD is not timely made, a 50% excise tax is imposed on the amount that should have been distributed, but was not. The Coronavirus Aid, Relief and Economic Security (CARES) Act waives required minimum distributions for 2020. See the discussion under DISTRIBUTIONS UNDER THE POLICY — REQUIRED MINIMUM DISTRIBUTION OPTION — for more information.

Unless the distributions are made in the form of an annuity that complies with Code section 401(a)(9) and the regulations issued thereunder, the minimum amount required to be distributed for each calendar year is generally determined by dividing the value of the Qualified Policy as of the end of the prior calendar year by the applicable distribution period (determined under IRS tables).

Beginning in 2006, regulations under Code section 401(a)(9) provide a new method for calculating the amount of RMDs from Qualified Policies. Under these regulations, during the accumulation phase of the Qualified Policy, the actuarial present value of certain additional benefits provided under the policy (such as guaranteed death benefits) must be taken into account in calculating the value of the Qualified Policy for purposes of determining the annual RMD for the Qualified Policy. As a result, under these regulations, it is possible that, after taking account of the value of such benefits, there may not be sufficient Accumulation Value to satisfy the applicable RMD requirement. This generally will depend on the investment performance of your policy. You may need to satisfy such RMD from other tax-qualified plans that you own. You should consult with your tax advisor regarding these requirements and the implications of purchasing any riders or other benefits in connection with your Qualified Policy.

Taxation of Death Benefits

The tax treatment of amounts distributed from your contract upon the death of the policyowner or annuitant depends on whether the policyowner or annuitant dies before or after the Annuity Commencement Date. If death occurs prior to the Annuity Commencement Date, and the Beneficiary receives payments under an annuity payout option, the benefits are generally taxed in the manner described above for annuity payouts. If the benefits are received in a lump sum, they are taxed to the extent they exceed the remaining investment in the contract. If death occurs after the Annuity Commencement Date, amounts received by the Beneficiary are not taxed until they exceed the remaining investment in the contract.

DISTRIBUTION AND COMPENSATION ARRANGEMENTS

NYLIFE Distributors LLC (“NYLIFE Distributors”), the underwriter and distributor of the policies, is registered with the SEC and the Financial Industry Regulatory Authority, Inc. (FINRA) as a broker-dealer. The firm is an indirect wholly-owned subsidiary of New York Life, and an affiliate of NYLIAC. Its principal business address is 30 Hudson Street, Jersey City, New Jersey 07302.

The policies are sold by registered representatives of NYLIFE Securities, LLC (“NYLIFE Securities”), a broker-dealer that is an affiliate of NYLIFE Distributors. Your registered representative is also a licensed insurance agent with NYLIAC. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by New York Life or its affiliates and products provided by other companies.

NYLIFE Securities and in turn your registered representative, receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset-based compensation, allowances for expenses, and other compensation programs. The amount of compensation will vary depending on the policy, the age of the Owner and whether the source of funds is from an internal exchange. Differing compensation arrangements have the potential to influence the recommendation made by your registered representative or broker-dealer.

The maximum commission and expense allowance paid to NYLIFE Securities registered representatives is typically 5% of all premiums received. The total commissions paid for New York Life Premier Plus Variable Annuity policies during the fiscal years ended December 31, 2019, 2018 and 2017 were $3,014,064, $2,972,667 and $3,508,697, respectively.

New York Life also has other compensation programs where managers and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by New York Life or its affiliates.

NYLIFE Securities registered representatives can qualify to attend New York Life-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, qualification for recognition programs sponsored by New York Life depends on the sale of products manufactured and issued by New York Life or its affiliates.

VOTING RIGHTS

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The Funds are not required to and typically do not hold routine annual stockholder meetings. Special stockholder meetings will be called when necessary. To the extent required by law, NYLIAC will vote the Eligible Portfolio shares held in the Investment Divisions at special shareholder meetings of the Funds in accordance with instructions we receive from persons having voting interests in the corresponding Investment Division. If, however, the federal securities laws are amended, or if NYLIAC’s present interpretation should change, and as a result, NYLIAC determines that it is allowed to vote the Eligible Portfolio shares in its own right, we may elect to do so.

We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the available Investment Divisions or to approve or disapprove an investment advisory contract for a Fund. In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Funds associated with the available Investment Divisions, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations. If we disregard policyowner voting instructions, we will advise policyowners of our action and the reasons for such action in the next available annual or semi-annual report.

Prior to the Annuity Commencement Date, you hold a voting interest in each Investment Division to which you have money allocated. We will determine the number of votes which are available to you by dividing the Accumulation Value attributable to an Investment Division by the net asset value per share of the applicable Eligible Portfolios. We will calculate the number of votes which are available to you separately for each Investment Division. We will determine that number by applying your percentage interest, if any, in a particular Investment Division to the total number of votes attributable to the Investment Division.

We will determine the number of votes of the Eligible Portfolio which are available as of the date established by the Portfolio of the relevant Fund. Voting instructions will be solicited by written or electronic communication prior to such meeting in accordance with procedures established by the relevant Fund.

If we do not receive timely instructions, we will vote those shares in proportion to the voting instructions which are received with respect to all policies participating in that Investment Division. As a result, a small number of policyholders may control the outcome of the vote. We will apply voting instructions to abstain on any item to be voted upon on a pro rata basis to reduce the votes eligible to be cast. Each person having a voting interest in an Investment Division will receive proxy material, reports and other materials relating to the appropriate Eligible Portfolio.

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TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more details concerning the subjects discussed in this Prospectus. The following is the Table of Contents for the SAI:

How to obtain a New York Life Premier Plus Variable Annuity Statement of Additional Information.

The New York Life Premier Plus Variable Annuity Statement of Additional Information is posted on our website, www.newyorklife.com. For a paper copy of the Statement of Additional Information, call (800) 598-2019 or send this request form to:

NYLIAC Variable Products Service Center

Madison Square Station

P.O. Box 922

New York, NY 10159

Please send me a New York Life Premier Plus Variable Annuity Statement of Additional Information dated May 1, 2020:

Name

Address

City	State	Zip

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APPENDIX 1 – INFORMATION REGARDING SINGLE PREMIUM POLICIES

Prospectus Dated May 1, 2020

NYLIAC offers an individual single premium version of the New York Life Premier Plus Variable Annuity policy in Mississippi and Washington. This Appendix modifies the May 1, 2020 Prospectus for the policies that describe the single premium version of the policies.

All capitalized terms have the same meaning as those in the Prospectus.

The principal difference between the single premium version and the flexible premium version of the policies is that under the single premium policies you can only make one premium payment.

Accordingly, for single premium policies, the prospectus is amended in the following respects:

I. SINGLE PREMIUM ONLY

When reading this Appendix together with the Prospectus, keep in mind that only one premium payment was permitted under the single premium policies and only one Premium Credit and/or Breakpoint Credit (if applicable) was applied to such premium payment. Exceptions to this rule apply only in cases where part of your purchase payment is funded from another source, such as 1035 exchange, rollover, or transfer from an institution. In such cases, we may receive parts of your purchase payment on different business days.

Accordingly, except in the circumstances described above, all references throughout the prospectus to premium payments in the plural (and any Premium Credits and/or Breakpoint Credits thereon) should be read to mean the singular. Further, references to allocations of premium payments (and any Premium Credits and/or Breakpoint Credits thereon) should be read to mean an allocation of the premium or any portion thereof (and any Premium Credits and/or Breakpoint Credits thereon). Naturally, any features or services that relate to multiple premium payments are not applicable to the single premium policy. The Premium Credit Rate is shown on the Policy Data Page of your policy.

In addition, replace the definition of “Premium Credit” in the Prospectus with the following:

Premium Credit—An amount we apply to your Accumulation Value at the time of your premium payment. The Premium Credit is calculated as a percentage (“Premium Credit Rate”) of the premium payment. Replace all references to “Payment Year” throughout the Prospectus with “Policy Year,” and delete the definition of “Payment Year.”

II. MAINTENANCE OF POLICY VALUE

Replace the paragraph under question “8.” and under “DISTRIBUTIONS UNDER THE POLICY—OUR RIGHT TO CANCEL” with the following:

If a partial withdrawal, together with any surrender charges, would reduce the Accumulation Value of your policy such that it would provide for Income Payments of less than $20 per month on the Annuity Commencement Date, we reserve the right to terminate your policy. We will notify you of Our intention to exercise this right 90 days prior to terminating your policy. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum.

Replace the heading of question “8.” with: “8. MAY WE TERMINATE YOUR POLICY?”

APPENDIX 2 –

Investment Divisions, Model Portfolios and Asset Allocation Models available with GIPR and GIPR 2.0

Option 1 - Choose Your Own Investment Divisions

Asset Allocation Categories:

Minimum Allocation	30%
Maximum Allocation	100%

Category A Funds
MainStay VP Bond		MainStay VP U.S. Government Money Market
MainStay VP Floating Rate		BlackRock® High Yield V.I. Fund
MainStay VP Indexed Bond		Columbia Variable Portfolio – Emerging Markets Bond
MainStay VP MacKay Government		PIMCO VIT Income Portfolio
MainStay VP MacKay High Yield Corporate Bond		PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)
MainStay VP MacKay Unconstrained Bond		PIMCO VIT Low Duration Portfolio
MainStay VP PIMCO Real Return		PIMCO VIT Total Return Portfolio

Category B:
Minimum Allocation	0%
Maximum Allocation	70%

Category B Funds
MainStay VP Balanced		American Funds IS Blue Chip Income and Growth
MainStay VP Conservative Allocation		American Funds IS Growth Fund
MainStay VP Epoch U.S. Equity Yield		BlackRock® Global Allocation V.I. Fund
MainStay VP Fidelity Institutional AM® Utilities		ClearBridge Variable Appreciation Portfolio
MainStay VP Growth Allocation		DWS Alternative Asset Allocation VIP
MainStay VP Income Builder		Fidelity® VIP ContrafundSM Portfolio
MainStay VP IQ Hedge Multi-Strategy		Fidelity® VIP FundsManager® 60% Portfolio
MainStay VP Janus Henderson Balanced		Fidelity® VIP Growth Opportunities Portfolio
MainStay VP MacKay Common Stock		Legg Mason/QS Moderately Aggressive Model Portfolio
MainStay VP MacKay Convertible		Legg Mason/QS Moderate Model Portfolio
MainStay VP MacKay Growth		Legg Mason/QS Moderately Conservative Model Portfolio
MainStay VP MacKay S&P 500 Index		Legg Mason/QS Conservative Model Portfolio
MainStay VP Moderate Allocation		MFS® Investors Trust Series
MainStay VP Moderate Growth Allocation		MFS® Research Series
MainStay VP T. Rowe Price Equity Income		Victory VIF Diversified Stock Fund
MainStay VP Winslow Large Cap Growth
American Funds IS Asset Allocation Fund

Category C:
Minimum Allocation	0%
Maximum Allocation	10%

Category C Funds
MainStay VP CBRE Global Infrastructure		Fidelity® VIP Emerging Markets Portfolio
MainStay VP Emerging Markets Equity		Fidelity® VIP Equity-Income PortfolioSM
MainStay VP MacKay International Equity		Fidelity® VIP Health Care Portfolio
MainStay VP MacKay Mid Cap Core		Fidelity® VIP International Index Portfolio
MainStay VP MacKay Small Cap Core		Fidelity® VIP Mid Cap Portfolio
MainStay VP Mellon Natural Resources		Invesco Oppenheimer V.I. Main Street Small Cap Fund®
MainStay VP Small Cap Growth		Invesco V.I. American Value Fund
American Funds IS Global Small Capitalization Fund		Invesco V.I. International Growth Fund
American Funds IS New World Fund®		Janus Henderson Enterprise Portfolio
BNY Mellon IP Technology Growth Portfolio		Janus Henderson Global Research Portfolio
Columbia Variable Portfolio — Commodity Strategy		MFS® International Intrinsic Value Portfolio
Columbia Variable Portfolio — Small Cap Value		MFS® Mid Cap Value Portfolio
Delaware VIP® Small Cap Value Series		Morgan Stanley VIF U.S. Real Estate Portfolio
Neuberger Berman AMT Mid Cap Growth Portfolio

Option 2 - Legg Mason/QS Model Portfolios

Moderately Aggressive	Moderate
100% Legg Mason/QS Moderately Aggressive Model Portfolio	100% Legg Mason/QS Moderate Model Portfolio

Moderately Conservative	Conservative
100% Legg Mason/QS Moderately Conservative Model Portfolio	100% Legg Mason/QS Conservative Model Portfolio

Option 3 - Asset Allocation Models (subject to availability)

Moderately Aggressive	Moderate
10% MainStay VP MacKay S&P 500 Index	10% MainStay VP MacKay S&P 500 Index
10% DWS Alternative Asset Allocation VIP	10% DWS Alternative Asset Allocation VIP
7% PIMCO VIT Total Return Portfolio	8% MainStay VP Bond
7% MainStay VP MacKay High Yield Corporate Bond	7% PIMCO VIT Total Return Portfolio
7% American Funds IS Blue Chip Income and Growth Fund	7% MainStay VP Indexed Bond
7% MainStay VP MacKay Mid Cap Core	7% MainStay VP MacKay High Yield Corporate Bond
6% MainStay VP Bond	6% MainStay VP MacKay Government
6% MFS® Investors Trust Series	5% MainStay VP PIMCO Real Return
5% MainStay VP PIMCO Real Return	5% Columbia Variable Portfolio — Emerging Markets Bond
5% Columbia Variable Portfolio — Emerging Markets Bond	5% MFS® Investors Trust Series
5% MFS® Research Series	5% MFS® Research Series
5% Fidelity® VIP Equity-Income PortfolioSM	5% Fidelity® VIP Equity-Income PortfolioSM
5% ClearBridge Variable Appreciation Portfolio	5% American Funds IS Blue Chip Income and Growth Fund
5% MainStay VP MacKay International Equity	5% MainStay VP MacKay Mid Cap Core
5% American Funds IS New World Fund®	5% American Funds IS New World Fund®
5% MFS® International Intrinsic Value Portfolio	5% MFS® International Intrinsic Value Portfolio

Moderately Conservative	Conservative
10% MainStay VP Bond	14% PIMCO VIT International Bond Port (U.S. Dollar-Hedged)
10% PIMCO VIT Total Return Portfolio	12% MainStay VP Bond
10% DWS Alternative Asset Allocation VIP	11% PIMCO VIT Total Return Portfolio
9% MainStay VP Indexed Bond	10% MainStay VP MacKay Government
8% MainStay VP MacKay Government	10% MainStay VP Indexed Bond
7% MainStay VP MacKay High Yield Corporate Bond	10% DWS Alternative Asset Allocation VIP
6% MainStay VP PIMCO Real Return	7% MainStay VP PIMCO Real Return
5% PIMCO VIT International Bond Port (U.S. Dollar-Hedged)	7% MainStay VP MacKay High Yield Corporate Bond
5% Columbia Variable Portfolio — Emerging Markets Bond	5% Columbia Variable Portfolio — Emerging Markets Bond
5% MainStay VP MacKay S&P 500 Index	4% BlackRock® High Yield V.I. Fund
5% MFS® Investors Trust Series	4% American Funds IS Blue Chip Income and Growth Fund
5% MFS® Research Series	3% MFS® Research Series
5% Fidelity® VIP Equity-Income PortfolioSM	3% MainStay VP MacKay Mid Cap Core
5% American Funds IS Blue Chip Income and Growth Fund
5% MainStay VP MacKay Mid Cap Core

Appendix 3

State Variations

State	Features/Benefits	State Variation
California	See “THE POLICIES – Riders – Guaranteed Investment Protection Rider (optional) and Guaranteed Investment Protection Rider 2.0 (optional)”	An ownership change or assignment of the policy does not terminate the Guaranteed Investment Protection Rider or Guaranteed Investment Protection Rider 2.0.
Connecticut	See “THE POLICIES – Riders – Guaranteed Investment Protection Rider (optional) and Guaranteed Investment Protection Rider 2.0 (optional)”	(a) If you discontinue the rider we will not charge a Rider Risk Charge Adjustment. (b) An assignment of the policy does not terminate the GIPR or GIPR 2.0.
	See “THE POLICIES – Premium Credit”	We will not deduct from the death benefit proceeds any Premium Credit applied within 12 months immediately preceding the date of death of the Owner or Annuitant.
Florida	NYLIAC’s right to limit or refuse allocation of Premium Payments to the Fixed Account.	If the five-year Constant Maturity Treasury Rate less 125 basis points is below three percent (3%), NYLIAC may refuse the allocation of all or a portion of Premium Payments to the Fixed Account.
	See “THE POLICIES – Riders – Guaranteed Investment Protection Rider (optional) and Guaranteed Investment Protection Rider 2.0 (optional)”	An ownership change or assignment of the policy does not terminate the Guaranteed Investment Protection Rider or Guaranteed Investment Protection Rider 2.0.
Massachusetts	See “DISTRIBUTIONS UNDER THE POLICY – Annuity Commencement Date”	Policies issued with unisex annuitization rates.
Michigan	See “DISTRIBUTIONS UNDER THE POLICY – Annuity Commencement Date”	Policies issued with unisex annuitization rates.
Montana	See “DISTRIBUTIONS UNDER THE POLICY – Annuity Commencement Date”	Policies issued with unisex annuitization rates.
	Interest on payment of death proceeds or withdrawals	If settlement payment or withdrawal payment is not made within the first thirty (30) days, it will include interest from the 30th day until the day the payment is released. Interest will be paid at the discount rate on 90-day commercial paper in effect at the Federal Reserve Bank in the Ninth Federal Reserve District at the time the payment is requested.
New Jersey	See “DEFINITIONS – Nonforfeiture Value”	NONFORFEITURE VALUE — The Nonforfeiture Value is equal to 90% of the Consideration(s) allocated to the Fixed Account and/or to the DCA Advantage Account accumulated at the Nonforfeiture Rate since the Payment Date or transfer date, minus any amounts withdrawn or transferred from the Fixed Account and/or the DCA Advantage Account, with the remaining amount accumulated at the Nonforfeiture Rate since the date of withdrawal or transfer.

See “DISTRIBUTIONS UNDER THE POLICY – Annuity Commencement Date”

The Annuitant’s Age on the Annuity Commencement Date may not be greater than age 90.

If the Accumulation Value of the Policy is an amount that would provide Income Payments of less than $20 a month on the Annuity Commencement Date, NYLIAC will change the frequency of the payments to an annual mode.

NYLIAC’s right to limit or refuse allocation of Premium Payments to the Fixed Account.	If the five-year Constant Maturity Treasury Rate less 125 basis points is below three percent (3%), NYLIAC may refuse the allocation of all or a portion of a Premium Payment to the Fixed Account.
Civil Union Partner Endorsement

Civil Union partners are permitted to continue the policy under the spousal continuance provisions with the following exceptions. If your Civil Union Partner continues the policy after your death, your Civil Union Partner will have all rights of ownership. However, to comply with the Internal Revenue Code and the applicable Treasury Regulations, the entire proceeds of the policy must be either be:

(a)   disbursed within five years of the original Owner’s death; or

(b)   placed under the Life Income – Guaranteed Period Payment Option or any other Income Payment option that is available at that time, provided that such payments are made over the life of the Civil Union Partner or over a number of years that is not more than the life expectancy of the Civil Union Partner (as determined for federal tax purposes) at the time of the original Owner’s death, and begin within one year after the original Owner’s death.

See “THE POLICIES – Riders – Living Needs Benefit/Unemployment Rider”	The name of the Living Needs Benefit/ Unemployment Rider is “Living Needs Benefit Rider” and the Unemployment portion of the rider is not available. Also, the Terminal Illness Qualifying Event does not have to occur after the Policy Date.
See “THE POLICIES – Riders – Annual Death Benefit Reset (ADBR) Rider (optional)”

The ADBR is not available with the EBB. Also, the total death benefit under the policy cannot exceed the greater of:

(a)   200% of the Adjusted Death Benefit Premium Payment(s), or

(b)   the Accumulation Value plus 50% of the gain

New York	See “DEFINITIONS - Nonforfeiture Value”	Nonforfeiture Value – The Nonforfeiture Value is equal to 100% of the Premium Payment(s) allocated to the DCA Advantage Account accumulated at the crediting rate (which shall be no less than the Guaranteed Minimum Interest Rate) since the Payment Date, minus any amounts withdrawn or transferred from the DCA Advantage Account, with the remaining amount accumulated at the crediting rate since the date of withdrawal or transfer.
	Fixed Account	The Fixed Account is not available in New York.
	Payment of interest on deferred death benefit payments	Death benefit payments deferred for more than seven (7) days from the date of receipt of all required information will receive interest accrued daily at the rate currently paid by us on proceeds left under the interest settlement alternative.
	See “CHARGES AND DEDUCTIONS – Other Charges”	Any rider charges applicable to the policy may not be deducted from the DCA Advantage Account.
	See “CHARGES AND DEDUCTIONS – Other Charges – Annual Death Benefit Reset (ADBR) Rider (optional)”	The ADBR rider charge will be deducted from each Investment Division in proportion to its percentage of the Variable Account Value of the applicable quarter and will not reduce your Adjusted Premium Payments.
See “THE POLICIES – Riders –Investment Protection Plan Rider (optional), Investment Protection Plan II Rider (optional), Guaranteed Investment Protection Rider (optional) and Guaranteed Investment Protection Rider 2.0 (optional)”

(a)   GIPR 2.0: While a policy is in force we may not suspend or discontinue your right to reset the guaranteed amount.

(b)   GIPR 2.0: If you discontinue the rider we will not charge a Rider Risk Charge Adjustment.

(c)   GIPR and GIPR 2.0: An ownership change or assignment of the policy does not terminate the rider.

(d)   The policy does not have a fixed account; therefore, the fixed account is not an investment option.

(e)   The GIPR 2.0 death benefit for the 20- year holding period is equal to the sum of all Premium Payments made in the first Policy Year, less any GIPR Proportional Withdrawals; however, if you have exercised the Rider Reset option, it is equal to the Policy’s Accumulation Value on the most recent Rider Reset Effective Date, less any GIPR Proportional Withdrawals made following the Rider Reset Effective Date.

See “CHARGES AND DEDUCTIONS – Other Charges – Investment Protection Plan Rider Charge, Investment Protection Plan II Rider Charge, Guaranteed Investment Protection Rider Charge and Guaranteed Investment Protection Rider

2.0 Charge”

The IPP, IPP II, GIPR and GIPR 2.0 charge will be deducted from each Investment Division based on the funds in each rider Allocation Option each policy quarter. Charges are not deducted from the accumulation value in the DCA Advantage Account.
	See “DEFINITIONS – Adjusted Premium Payment”	Adjusted Premium Payment – The total dollar amount of premium payments made under the policy and allocated to the Investment Divisions of the Separate Account reduced by any withdrawals and applicable surrender charges in excess of any gain in the policy.
	See “DISTRIBUTIONS UNDER THE POLICY – Delay of Payments”	We will pay interest on payments of any partial withdrawal or full surrender request from the DCA Advantage Account deferred for ten (10) business days or more. If payments are deferred, we will pay interest at the rate currently paid on proceeds left under the interest settlement alternative, from the date we receive your written request at our Executive Office or service office. The interest will be added to and be part of the total sum paid.
	See “DISTRIBUTIONS UNDER THE POLICY – Our Right to Cancel”	If we do not receive premium payments for a period of three years, and the Accumulation Value of your policy would provide Income Payments of less than $20 per month on the Annuity Commencement Date, we reserve the right to terminate your policy.
See “THE POLICIES – Premium Credit”

(a)   You may qualify for the 4% Premium Credit Rate even if your initial premium payment is less than $500,000, if at the time you purchase a New York Life Premier Plus Variable Annuity policy, you also purchased additional policies for this same product at the same time and the aggregate initial premium paid on all the policies is at least $1 million. To aggregate premiums, you must, before purchasing the policy, inform your registered representative that you have policies that can be aggregated.

(b)   We will not deduct from the death benefit proceeds payable from the DCA Advantage Account any Premium Credit applied within 12 months immediately preceding the date of death of the Owner or Annuitant.

Oregon	See “DISTRIBUTIONS UNDER THE POLICY – Annuity Commencement Date”	On the Annuity Commencement Date, if you elect to have the Accumulation Value paid to you in a single sum, a Surrender Charge may also apply if the Annuity Commencement Date you elect occurs before the earlier of (a) the end of the surrender charge period applicable to your initial Premium Payment, or (b) the end of the 10th Policy Year.

	See “CHARGES AND DEDUCTIONS – Other Charges – Mortality and Expense Risk and Administrative Costs Charge”	M&E charges based on the adjusted premium payment cannot be based on premium in the DCA Advantage Account.
	See “DEFINITIONS – Adjusted Premium Payment”	Adjusted Premium Payment – The total Premium Payment(s) allocated to the Investment Divisions of the Separate Account reduced by withdrawals and applicable surrender charges in excess of any gain in the Policy.
	NYLIAC’s right to limit or refuse allocation of Premium Payments to the Fixed Account or the DCA Advantage Account	If the five-year Constant Maturity Treasury Rate minus 125 basis points is less than the Nonforfeiture Rate shown on the Policy Data Page, NYLIAC may refuse the allocation of all or a portion of a Premium Payment to the Fixed Account or the DCA Advantage Account
	See “THE POLICIES – Riders – Investment Protection Plan Rider (optional)”	If you discontinue the rider, we will not charge a Rider Risk Charge Adjustment. The name of the Investment Protection Plan rider is “Accumulation Value Protection Plan.”
Texas	See “DISTRIBUTIONS UNDER THE POLICY – Annuity Commencement Date”	The maximum Annuity Commencement Date allowed for the policy is age 115.
Washington	See “DISTRIBUTIONS UNDER THE POLICY – Annuity Commencement Date”	The maximum Annuity Commencement Date allowed for the policy is age 100.
	See “THE POLICIES – Riders –Investment Protection Plan Rider (optional), Investment Protection Plan II Rider (optional), Guaranteed Investment Protection Rider (optional) and Guaranteed Investment Protection Rider 2.0 (optional)”	IPP with fund restrictions, IPP II, GIPR and GIPR 2.0: The Fixed Account is not available with these riders. Also, though the rider charge may be based on funds in the DCA Advantage Account, the charge may not be deducted from the DCA Advantage Account. The rider charge may only be deducted from the applicable investment divisions.

See “CHARGES AND DEDUCTIONS – Other Charges – Investment Protection Plan Rider Charge, Investment Protection Plan II Rider Charge, Guaranteed Investment Protection Rider Charge and Guaranteed Investment Protection Rider

2.0 Charge”

IPP with fund restrictions, IPP II, GIPR and GIPR 2.0: The Rider Risk Charge Adjustment will not be deducted from the DCA Advantage Account.

Statement of Additional Information

May 1, 2020

for

New York Life Premier Plus Variable Annuity

From

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a Delaware Corporation)

51 Madison Avenue, Floor 3B, Room 0304

New York, New York 10010

Investing in

NYLIAC Variable Annuity Separate Account-III

NYLIAC Variable Annuity Separate Account-IV

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI contains information that expands upon subjects discussed in the current New York Life Premier Plus Variable Annuity Prospectus. You should read the SAI in conjunction with the current New York Life Premier Plus Variable Annuity Prospectus dated May 1, 2020. You may obtain a copy of the Prospectus by calling New York Life Insurance and Annuity Corporation (“NYLIAC”) at (800) 598-2019 or writing to NYLIAC at Madison Square Station, P.O. Box 922, New York, NY 10159. Terms used but not defined in this SAI have the same meaning as in the current New York Life Premier Plus Variable Annuity Prospectus.

In some states, NYLIAC offers an individual single premium version of the Policies. Appendix 1 of this SAI modifies this SAI to describe the single premium version of the policies.

THE POLICIES

The following provides additional information about the policies and supplements the description in the Prospectus.

Valuation of Accumulation Units

Accumulation Units are valued separately for each Investment Division of the Separate Account. The method used for valuing Accumulation Units in each Investment Division is the same. We arbitrarily set the value of each Accumulation Unit as of the date operations began for the Investment Division. Thereafter, the value of an Accumulation Unit of an Investment Division for any Business Day equals the value of an Accumulation Unit in that Investment Division as of the immediately preceding Business Day multiplied by the “Net Investment Factor” for that Investment Division for the current Business Day.

We determine the Net Investment Factor for Accumulation Value Based M&E Charge (Separate Account-III) policies for each Investment Division for any period from the close of the preceding Business Day to the close of the current Business Day (the “Valuation Period”) by the following formula:

(a/b) – c

Where: a = the result of:

(1)	the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined at the end of the current Valuation Period, plus

(2)

the per share amount of any dividend or capital gain distribution made by the Eligible Portfolio for shares held in the Investment Division if the “ex-dividend” date occurs during the current Valuation Period;

b =	the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined as of the end of the immediately preceding Valuation Period; and

c =	the daily Mortality and Expense Risk and Administrative Costs charge, which is 1/365th* of the annual Mortality and Expense Risk and Administrative Costs Charge shown on the Policy Data Page.

*	In a leap year, this calculation is based on 366 days.

In each case, the Net Investment Factor for Premium Based M&E Charge (Separate Account-IV) policies is determined by the following formula:

(a/b)

Where: a = the result of:

(1)	the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined at the end of the current Valuation Period, plus

(2)

the per share amount of any dividend or capital gain distribution made by the Eligible Portfolio for shares held in the Investment Division if the “ex-dividend” date occurs during the current Valuation Period;

b =	the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined as of the end of the immediately preceding Valuation Period.

In each case, the Net Investment Factor may be greater or less than one. Therefore, the value of an Accumulation Unit in an Investment Division may increase or decrease from Valuation Period to Valuation Period.

ANNUITY PAYMENTS

We will make equal annuity payments each month under the Life Income Payment Option during the lifetime of the Annuitant. Once payments begin, they do not change and are guaranteed for 10 years even if the Annuitant dies sooner. If the Annuitant dies before all guaranteed payments have been made, the rest will be made to the Beneficiary. We may require that the payee submit proof of the Annuitant’s survivorship as a condition for future payments beyond the 10-year guaranteed payment period.

On the Annuity Commencement Date, We will determine the Accumulation Value of your policy and use that value to calculate the amount of each annuity payment. We determine each annuity payment by applying the Accumulation Value, less any premium taxes, to the annuity factors specified in the annuity table set forth in the policy. Those factors are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the gender (except where, as in the case of certain Qualified Policies and other employer-sponsored retirement plans, such classification is not permitted), date of application and age of the Annuitant. The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor from the table to compute the amount of each monthly annuity payment.

GENERAL MATTERS

Non-Participating. The policies are non-participating. Dividends are not paid.

Misstatement of Age or Gender. If the Annuitant’s stated age and/or gender in the policy are incorrect, NYLIAC will change the benefits payable to those which the premium payments would have purchased for the correct age and gender. Gender is not a factor when annuity benefits are based on unisex annuity payment rate tables. (See “Income Payments—Election of Income Payment Options” in the Prospectus.) If We made payments based on incorrect age or gender, We will increase or reduce a later payment or payments to adjust for the error. Any adjustment will include interest, at 3.0% per year, from the date of the wrong payment to the date the adjustment is made.

Assignments. If permitted by the plan or by law for the plan indicated in the application for the policy, you may assign your interest in a Non-Qualified Policy or any interest in it prior to the Annuity Commencement Date and during the Owner’s lifetime. In order to effect an assignment of all or any part of your interest in a Non-Qualified Policy prior to the Annuity Commencement Date and during the Owner’s lifetime, you must send a duly executed instrument of assignment to VPSC at one of the addresses listed in Question 16 of the Prospectus. NYLIAC will not be deemed to know of an assignment unless it receives a copy of a duly executed instrument evidencing such assignment. Further, NYLIAC assumes no responsibility for the validity of any assignment. (See “Federal Tax Matters—Taxation of Annuities in General” of the Prospectus.)

Modification. NYLIAC may not modify the policy without your consent except to make the policy meet the requirements of the Investment Company Act of 1940, or to make the policy comply with any changes in the Code or as required by the Code in order to continue treatment of the policy as an annuity, or by any other applicable law.

Incontestability. We rely on statements made in the application or a Policy Request. They are representations, not warranties. We will not contest the policy after it has been in force during the lifetime of the Annuitant for two years from the Policy Date.

FEDERAL TAX MATTERS

Taxation of New York Life Insurance and Annuity Corporation

NYLIAC is taxed as a life insurance company. Because the Separate Account is not an entity separate from NYLIAC, and its operations form a part of NYLIAC, it will not be taxed separately as a “regulated investment company” under Subchapter M of the Code. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividends received deductions and foreign tax credits that may be produced by assets of the Separate Account. Investment income and realized net capital gains on the assets of the Separate Account are reinvested and are taken into account in determining the Accumulation Value. As a result, such investment income and realized net capital gains are automatically retained as part of the reserves under the policy. Under existing federal income tax law, NYLIAC believes that Separate Account investment income and realized net capital gains should not be taxed to the extent that such income and gains are retained as part of the tax-deductible reserves under the policy.

Tax Status of the Policies

Section 817(h) of the Code requires that the investments of the Separate Account must be “adequately diversified” in accordance with Treasury regulations in order for the policies to qualify as annuity contracts under Section 72 of the Code. The Separate Account intends to comply with the diversification requirements prescribed by the Treasury under Treasury Regulation Section 1.817-5.

To comply with regulations under Section 817(h) of the Code, the Separate Account is required to diversify its investments, so that on the last day of each quarter of a calendar year, no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

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Although the Treasury Department has issued regulations on the diversification requirements, such regulations do not provide guidance concerning the extent to which policyowners may direct their investments to particular subaccounts of a separate account, or the permitted number of such subaccounts. It is unclear whether additional guidance in this regard will be issued in the future. It is possible that if such guidance is issued, the policy may need to be modified to comply with such additional guidance. For these reasons, NYLIAC reserves the right to modify the policy as necessary to attempt to prevent the policyowner from being considered the owner of the assets of the Separate Account or otherwise to qualify the policy for favorable tax treatment.

The Code also requires that non-qualified annuity contracts contain specific provisions for distribution of the policy proceeds upon the death of any policyowner. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such policies provide that (a) if any policyowner dies on or after the Annuity Commencement Date and before the entire interest in the policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on the policyowner’s death; and (b) if any policyowner dies before the Annuity Commencement Date, the entire interest in the policy must generally be distributed within 5 years after the policyowner’s date of death. For policies owned by a grantor trust, all of whose grantors are individuals, these distribution requirements apply at the death of any grantor. These requirements will be considered satisfied if the entire interest of the policy is used to purchase an immediate annuity under which payments will begin within one year of the policyowner’s death and will be made for the life of the Beneficiary or for a period not extending beyond the life expectancy of the Beneficiary. If the Beneficiary is the policyowner’s surviving spouse (as defined under Federal law), the Policy may be continued with the surviving spouse as the new policyowner. If the policyowner is not a natural person, these “death of Owner” rules apply when the primary Annuitant dies or is changed. Non-Qualified Policies contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in these policies satisfy all such Code requirements. The provisions contained in these policies will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.

Withholding of federal income taxes on the taxable portion of all distributions may be required unless the recipient elects not to have any such amounts withheld and properly notifies NYLIAC of that election. Different rules may apply to United States citizens or expatriates living abroad. In addition, some states have enacted legislation requiring withholding.

Even if a recipient elects no withholding, special rules may require NYLIAC to disregard the recipient’s election if the recipient fails to supply NYLIAC with a “TIN” or taxpayer identification number (social security number for individuals) or if the Internal Revenue Service notifies NYLIAC that the TIN provided by the recipient is incorrect.

Under the Foreign Account Tax Compliance Act (“FATCA”), as reflected in Sections 1471 through 1474 of the IRC, U.S. withholding agents (such as NYLIAC) may be required to obtain certain information to establish the U.S. or non-U.S. status of its account or contract holders (e.g., a Form W-9 or W-8BEN may be required) and perform certain due diligence to ensure that information is accurate.    In certain cases, if this information is not obtained, withholding agents, such as NYLIAC may be required to withhold at a 30 percent rate on certain payments beginning July 1, 2014.

SAFEKEEPING OF SEPARATE ACCOUNT ASSETS

NYLIAC holds title to assets of the Separate Accounts. The assets are kept physically segregated and held separate and apart from NYLIAC’s general corporate assets. Records are maintained of all purchases and redemptions of Eligible Portfolio shares held by each of the Investment Divisions.

STATE REGULATION

NYLIAC is a stock life insurance company organized under the laws of Delaware, and is subject to regulation by the Delaware State Insurance Department. We file an annual statement with the Delaware Commissioner of Insurance on or before March 1 of each year covering the operations and reporting on the financial condition of NYLIAC as of December 31 of the preceding calendar year. Periodically, the Delaware Commissioner of Insurance examines the financial condition of NYLIAC, including the liabilities and reserves of the Separate Account.

In addition, NYLIAC is subject to the insurance laws and regulations of all the states where it is licensed to operate. The availability of certain policy rights and provisions depends on state approval and/or filing and review processes. Where required by state law or regulation, the policies will be modified accordingly.

RECORDS AND REPORTS

NYLIAC maintains all records and accounts relating to the Separate Account. As presently required by the federal securities laws, NYLIAC will mail to you at your last known address of record, at least semi-annually after the first Policy Year, reports containing information required under the federal securities laws or by any other applicable law or regulation.

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If you feel a transaction has been processed incorrectly, it is your responsibility to contact us in writing and provide us with all relevant details. You must provide us with the nature of the error, the date of the error and any other relevant details. It is important that you review your confirmation and quarterly statements carefully and promptly report any errors and discrepancies to us, preferably, within fifteen (15) days of the date of the statement in question.

It is important that you inform NYLIAC of an address change so that you can receive these policy statements (See “How do I contact NYLIAC by Telephone or by the Internet?” in the Prospectus). In the event your statement is returned from the US Postal Service as undeliverable, we reserve the right to suspend mailing future correspondence and also suspend current transaction processing until an accurate address is obtained. Additionally, no new service requests can be processed until a valid current address is provided.

LEGAL PROCEEDINGS

NYLIAC is a defendant in lawsuits arising from its agency sales force, insurance (including variable contracts registered under the federal securities laws) and/or other operations. Some of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC’s financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC’s operating results for a given year.

FINANCIAL STATEMENTS

The statutory financial statements of NYLIAC as of December 31, 2019 and 2018, and for each of the three years in the period ended December 31, 2019 included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The financial statements of each Separate Account as of December 31, 2019 and for each of the periods indicated in the Financial Statements included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

OTHER INFORMATION

NYLIAC filed a Registration Statement with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the policies discussed in this Prospectus and SAI. We have not included all of the information set forth in the registration statement, amendments and exhibits to the registration statement in the Prospectus and this SAI. We intend the statements contained in the Prospectus and this SAI concerning the content of the policies and other legal instruments to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the Securities and Exchange Commission. The omitted information may be obtained at the principal offices of the Securities and Exchange Commission in Washington, D.C., upon payment of prescribed fees, or through the Commission’s website at www.sec.gov.

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APPENDIX 1

INFORMATION REGARDING SINGLE PREMIUM POLICIES

Dated May 1, 2020

NYLIAC offers an individual single premium version of the policy in some states. This Appendix modifies the May 1, 2020 Statement of Additional Information (“SAI”) for the policies that describe the single premium version of the Policies.

When reading this Appendix together with the SAI, keep in mind that only one premium payment is permitted under the single premium policies and only one Premium Credit and/or Breakpoint Credit (if applicable) will be credited to such premium payment. Exceptions to this rule apply only in cases where part of your purchase payment is funded from another source, such as a 1035 exchange, rollover, or transfer from an institution. In such cases, We may receive parts of your purchase payment on different Business Days.

Accordingly, except in the circumstances described above, all references throughout the SAI to premium payments in the plural (and any Premium Credits and Breakpoint Credits (if applicable) thereon) should be read to mean the singular. Naturally, any features or services that relate to multiple premium payments are not applicable to the single premium policy.

6

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports of the funds described herein will no longer be sent by mail, unless you specifically request paper copies of the reports from the NYLIAC Variable Products Service Center. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from NYLIAC electronically by contacting the NYLIAC Variable Products Service Center.

You may elect to receive all future reports in paper free of charge. You can inform NYLIAC that you wish to continue receiving paper copies of your shareholder reports by contacting the NYLIAC Variable Products Service Center. Your election to receive reports in paper will apply to all funds described herein.

PROSPECTUS Dated May 1, 2020

for

New York Life Premier Plus Variable Annuity II

From

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a Delaware Corporation)

51 Madison Avenue, Floor 3B, Room 0304,

New York, New York 10010

Investing in

NYLIAC Variable Annuity Separate Account-III

NYLIAC Variable Annuity Separate Account-IV

This Prospectus describes the individual flexible premium New York Life Premier Plus Variable Annuity II policies issued by New York Life Insurance and Annuity Corporation (NYLIAC). We designed these policies to assist individuals with their long-term retirement planning or other long-term needs. You can use these policies with retirement plans that do or do not qualify for special federal income tax treatment. The policies offer no additional tax benefit when used with plans that qualify for special federal income tax treatment. The policies offer flexible premium payments, access to your money through partial withdrawals (some withdrawals may be subject to a surrender charge and/or penalty tax), a choice of when Income Payments commence, and a guaranteed death benefit if the Owner dies before Income Payments have commenced.

NYLIAC will apply a Premium Credit to your premium payments. (See “PREMIUM CREDIT.”) Fees and charges for a policy with a Premium Credit may be higher than those for other policies and, over time, the amount of the Premium Credit may be more than offset by those higher charges.

You can choose to have the Mortality and Expense Risk and Administrative Costs Charge (“M&E Charge”) associated with your policy assessed based on either the Accumulation Value of the policy (which invests in Separate Account III) or the Adjusted Premium Payments (which invests in Separate Account IV). The M&E Charge assessed to your policy will be based on the option that you choose. You must choose your M&E Charge option prior to the issuance of the policy. Once the M&E Charge option is chosen it cannot be changed. For Inherited Non-Qualified policies, M&E Charges will be assessed based on the Accumulation Value of the policy; the premium-based option is not available.

For Accumulation Value based M&E Charge policies, the M&E Charge is assessed based on the Accumulation Value of the policy and will vary with fluctuations in the policy’s Accumulation Value. For Premium based M&E Charge policies, the M&E Charge is assessed based on the Adjusted Premium Payments and will not vary with fluctuations in the policy’s Accumulation Value. Please see “TABLE OF FEES AND EXPENSES—Periodic Charges Other Than Fund Company Charges” for more information.

You should read this Prospectus carefully before investing and keep it for future reference. This Prospectus is not valid unless it is accompanied by the current prospectuses for the Eligible Portfolios of the Funds in which the Investment Divisions invest (the “Funds” and each individually, a “Fund”). Please contact us at (800) 598-2019, or contact your registered representative, if you do not have the accompanying book of underlying fund prospectuses.

To learn more about the policies, you can obtain a copy of the Statement of Additional Information (SAI) dated May 1, 2020. The SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into this Prospectus. The table of contents for the SAI appears at the end of this Prospectus. For a free copy of the SAI, call us at (800) 598-2019 or write to us at the address noted above. The SEC maintains a website (http://www.sec.gov) that contains the SAI and other information that is filed electronically with the SEC.

The SEC has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

The policies involve risks, including potential loss of principal invested. The policies are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the FDIC, the Federal Reserve Board, or any other agency.

Your premium payments accumulate on a tax-deferred basis. This means your earnings are not taxed until you take money out of your policy, which can be done in several ways. You can split your premium payments among a Fixed Account, the Dollar Cost Averaging Advantage Account and the Investment Divisions listed below. You may also allocate your premium payments to an available Asset Allocation Model. The Investment Divisions listed below are available regardless of the M&E Charge structure that you choose.

•	MainStay VP Balanced — Service Class
•	MainStay VP Bond — Service Class
•	MainStay VP CBRE Global Infrastructure — Service Class[2]
•	MainStay VP Conservative Allocation — Service Class
•	MainStay VP Emerging Markets Equity — Service Class[1]
•	MainStay VP Epoch U.S. Equity Yield — Service Class
•	MainStay VP Fidelity Institutional AM® Utilities — Service Class
•	MainStay VP Floating Rate — Service Class
•	MainStay VP Growth Allocation — Service Class
•	MainStay VP Income Builder — Service Class
•	MainStay VP Indexed Bond — Service Class
•	MainStay VP IQ Hedge Multi-Strategy — Service Class
•	MainStay VP Janus Henderson Balanced — Service Class
•	MainStay VP MacKay Common Stock — Service Class
•	MainStay VP MacKay Convertible — Service Class
•	MainStay VP MacKay Government — Service Class
•	MainStay VP MacKay Growth — Service Class[1]
•	MainStay VP MacKay High Yield Corporate Bond — Service Class
•	MainStay VP MacKay International Equity — Service Class
•	MainStay VP MacKay Mid Cap Core — Service Class
•	MainStay VP MacKay S&P 500 Index — Service Class
•	MainStay VP MacKay Small Cap Core — Service Class
•	MainStay VP MacKay Unconstrained Bond — Service Class
•	MainStay VP Mellon Natural Resources — Initial Class
•	MainStay VP Moderate Allocation — Service Class
•	MainStay VP Moderate Growth Allocation — Service Class
•	MainStay VP PIMCO Real Return — Service Class
•	MainStay VP Small Cap Growth — Service Class[5]
•	MainStay VP T. Rowe Price Equity Income — Service Class[1]
•	MainStay VP U.S. Government Money Market — Initial Class
•	MainStay VP Winslow Large Cap Growth — Service Class[6]
•	American Funds IS Asset Allocation Fund — Class 4
•	American Funds IS Blue Chip Income and Growth Fund — Class 4
•	American Funds IS Global Small Capitalization Fund — Class 4
•	American Funds IS Growth Fund — Class 4
•	American Funds IS New World Fund® — Class 4
•	BlackRock® Global Allocation V.I. Fund — Class III
•	BlackRock® High Yield V.I. Fund — Class III
•	BNY Mellon IP Technology Growth Portfolio –– Service Shares[3]
•	ClearBridge Variable Appreciation Portfolio — Class II
•	Columbia Variable Portfolio — Commodity Strategy Fund — Class 2
•	Columbia Variable Portfolio — Emerging Markets Bond Fund — Class 2
•	Columbia Variable Portfolio — Small Cap Value Fund — Class 2
•	Delaware VIP® Small Cap Value Series — Service Class
•	DWS Alternative Asset Allocation VIP — Class B
•	Fidelity® VIP ContrafundSM Portfolio — Service Class 2
•	Fidelity® VIP Emerging Markets Portfolio — Service Class 2
•	Fidelity® VIP Equity-Income PortfolioSM — Service Class 2
•	Fidelity® VIP FundsManager® 60% Portfolio — Service Class
•	Fidelity® VIP Growth Opportunities Portfolio — Service Class 2
•	Fidelity® VIP Health Care Portfolio — Service Class 2
•	Fidelity® VIP International Index Portfolio — Service Class 2
•	Fidelity® VIP Mid Cap Portfolio — Service Class 2
•	Invesco Oppenheimer V.I. Main Street Small Cap Fund® — Series II Shares
•	Invesco V.I. American Value Fund — Series II Shares
•	Invesco V.I. International Growth Fund — Series II Shares
•	Janus Henderson Enterprise Portfolio — Service Shares
•	Janus Henderson Global Research Portfolio — Service Shares
•	Legg Mason/QS Aggressive Model Portfolio — Class II
•	Legg Mason/QS Moderately Aggressive Model Portfolio — Class II
•	Legg Mason/QS Moderate Model Portfolio — Class II
•	Legg Mason/QS Moderately Conservative Model Portfolio — Class II
•	Legg Mason/QS Conservative Model Portfolio — Class II
•	MFS® International Intrinsic Value Portfolio — Service Class[4]
•	MFS® Investors Trust Series — Service Class
•	MFS® Mid Cap Value Portfolio— Service Class
•	MFS® Research Series — Service Class
•	Morgan Stanley VIF U.S. Real Estate Portfolio — Class II
•	Neuberger Berman AMT Mid Cap Growth Portfolio — Class S
•	PIMCO VIT Income Portfolio — Advisor Class
•	PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged) — Advisor Class
•	PIMCO VIT Low Duration Portfolio — Advisor Class
•	PIMCO VIT Total Return Portfolio — Advisor Class
•	Victory VIF Diversified Stock Fund — Class A Shares[1]

[1]

New allocations to the MainStay VP Emerging Markets Equity, MainStay VP MacKay Growth, MainStay VP T. Rowe Price Equity Income and Victory VIF Diversified Stock Fund Investment Divisions will not be accepted from policyowners who were not invested in the Investment Divisions on November 13, 2017. For existing policyowners, if all your Accumulation Value is removed from these Investment Divisions on or after November 13, 2017, you will not be able to reinvest in these Investment Divisions.

[2]	Formerly known as MainStay VP Cushing® Renaissance Advantage.
[3]	Formerly known as Dreyfus IP Technology Growth Portfolio.
[4]	Formerly known as MFS® International Value Portfolio.
[5]	Formerly known as MainStay VP Eagle Small Cap Growth.
[6]	Formerly known as MainStay VP Large Cap Growth.

Please note that if you have purchased the Investment Preservation Rider, the Investment Preservation Rider 2.0, the Investment Preservation Rider 3.0 or the Investment Preservation Rider 4.0, there are restrictions regarding your ability to allocate your premium payments (as defined in this Prospectus) to the Investment Divisions or available Asset Allocation Models. Please see “THE POLICIES-Riders- Investment Preservation Rider (optional), - Investment Preservation Rider 2.0 (optional), -

Investment Preservation Rider 3.0 (optional) and - Investment Preservation Rider 4.0 (optional)” and “APPENDIX 1,” “APPENDIX 2” and “APPENDIX 3,” as applicable, for more information.

We do not guarantee the investment performance of the Investment Divisions. Depending on current market conditions, you can make or lose money in any of the Investment Divisions.

APPENDIX 2 – MODEL PORTFOLIOS, INVESTMENT DIVISIONS AND ASSET ALLOCATION MODELS AVAILABLE WITH IPR 3.0 AND IPR 4.0 (12-15 AND 20-YEAR HOLDING PERIOD OPTIONS)	B-1
APPENDIX 3 – FIR AVAILABILITY BY PLAN TYPE	C-1
APPENDIX 4 – STATE VARIATIONS	D-1

This Prospectus is not considered an offering in any state where the sale of the policy cannot lawfully be made. We do not authorize any information or representations regarding the offering other than as described in this Prospectus or in any accompanying supplement to this Prospectus or in any authorized supplemental sales material.

DEFINITIONS

Accumulation Unit—An accounting unit we use to calculate the Variable Accumulation Value prior to the Annuity Commencement Date. Each Investment Division of the Separate Account has a distinct variable Accumulation Unit value.

Accumulation Value—The sum of the Variable Accumulation Value, the Fixed Account Accumulation Value (if applicable), and the DCA Advantage Account Accumulation Value of a policy.

ADBR—Annual Death Benefit Reset Rider.

Adjusted Premium Payment—The total dollar amount of premium payments made under the policy and allocated to the Investment Divisions of the Separate Account and DCA Advantage Account reduced by any withdrawals (including Future Income Purchases, if any) and applicable surrender charges in excess of any gain in the policy.

Allocation Options —The Investment Divisions of the Separate Account, any available Asset Allocation Model, the DCA Advantage Account and the Fixed Account.

Annuitant—The person or persons named on the Policy Data Page and whose life or lives determine the Income Payments and, if any, Future Income Payments.

Annuity Commencement Date—The date on which we are to make the first Income Payment under the policy.

Asset Allocation Category(ies)—A group of Investment Divisions of the Separate Account categorized based on investment risk determined by NYLIAC.

Asset Allocation Model—A model portfolio comprised of Investment Divisions of the Separate Account. The Asset Allocation Models are no longer available for new investment. Beginning May 1, 2020, you may not select an Asset Allocation Model or transfer from one Asset Allocation Model to another model. If your Accumulation Value is currently allocated to an Asset Allocation Model, you may continue to allocate all or a portion of your premium payments to such model. If, however, you transfer your entire allocation out of an Asset Allocation Model, you will not be able to transfer back into that model or switch to a new model. The Asset Allocation Models were designed by QS Investors, LLC (“QS Investors”) and are based primarily on investment risk.

Beneficiary—The person or entity having the right to receive the death benefit proceeds set forth in the policy and who is the “designated beneficiary” for purposes of Section 72 of the Code (as defined below).

Business Day—Generally, any day on which the New York Stock Exchange (NYSE) is open for trading. Our Business Day ends at 4:00 p.m. Eastern Time or the close of regular trading of the NYSE, if earlier.

Code—The Internal Revenue Code of 1986, as amended.

Consideration—A premium payment, or a portion thereof and/or, if allowable, a transfer amount from an Investment Division to the Fixed Account.

Dollar Cost Averaging (DCA) Advantage Account Accumulation Value—The sum of premium payments and Premium Credits allocated to the DCA Advantage Account, plus interest credited on those premium payments and Premium Credits, less any transfers and partial withdrawals from the DCA Advantage Account, and less any surrender charges, policy service charges and rider charges deducted from the DCA Advantage Account. The DCA Advantage Account Accumulation Value is supported by assets in NYLIAC’s general account. These assets are subject to the claims of our general creditors. The DCA Advantage Account Accumulation Value will never be less than the DCA Advantage Account portion of the Nonforfeiture Value.

Dollar Cost Averaging (DCA) Advantage Account— An Allocation Option that permits dollar cost averaging over a six-month period and pays interest on amounts remaining in the account. Amounts are transferred from the DCA Advantage Account to the Investment Division(s) you choose on a monthly basis.

Eligible Designated Beneficiary—Eligible Designated Beneficiaries include spouses, minor children (until they reach the age of majority), someone who is disabled or chronically ill (including certain trusts for the disabled or chronically ill), or an individual not more than 10 years younger than the original IRA owner or plan participant.

Eligible Portfolios (Portfolios)—The mutual fund portfolios of the funds that are available for investment through the Investment Divisions of the Separate Account.

Fixed Account—An account that is credited with a fixed interest rate which NYLIAC declares and is not part of the Separate Account. The Fixed Account is supported by assets in NYLIAC’s general account, which are subject to the claims of our general creditors.

Fixed Account Accumulation Value—The sum of premium payments and any Premium Credits and, if allowable, transfers allocated to the Fixed Account, plus interest credited on those premium payments and any Premium Credits and, if allowable, transfers, less any transfers and partial withdrawals from the Fixed Account, and less any surrender charges, policy service charges and rider charges assessed on and deducted from the Fixed Account. The Fixed Account Accumulation Value will never be less than the Fixed Account portion of the Nonforfeiture Value.

Future Income Payments—Fixed periodic income payments that NYLIAC makes through the Future Income Rider after the Future Income Start Date.

Future Income Purchases— Purchases of future income through the Future Income Rider, through deductions from your Variable Accumulation Value. Future Income Purchases are considered withdrawals for the purposes of calculating the guaranteed amount under the Investment Preservation Rider or the amount of a death benefit under the base policy or the Annual Death Benefit Reset Rider.

Future Income Start Date—A date selected by you (in accordance with the terms of your policy) once you make your first Future Income Purchase. You can only change your Future Income Start Date one time.

General Office—A New York Life field office.

Good Order—We consider a transaction to be in “Good Order” if it complies with our administrative procedures and all relevant laws and regulations, and the required information is complete and correct. We may delay or reject a request if it is not in Good Order. Good Order means the actual receipt by us of instructions relating to the requested transaction in writing (or, if permitted, by telephone or electronically), along with all forms and other information or documentation necessary to complete the request. We may, in our sole discretion, determine whether any particular request is in Good Order. If you have any questions, you should contact us or your registered representative before submitting a form or request.

Holding Period—A pre-determined Holding Period you select at the time of application for either an Investment Preservation Rider, Investment Preservation Rider 2.0, Investment Preservation Rider 3.0 or Investment Preservation Rider 4.0. You can choose among five (5) different Holding Periods (12, 13, 14, 15 or 20 years).

Holding Period End Date—The 12,13,14,15 or 20th Policy Anniversary, as applicable, of (a) the Rider Effective Date or (b) the Rider Reset Effective Date, whichever is later.

Income Payments—Periodic payments NYLIAC makes after the Annuity Commencement Date.

Investment Division—The variable investment options available under the policy. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.

IPR/IPR 2.0/IPR 3.0/IPR 4.0—Investment Preservation Rider, Investment Preservation Rider 2.0, Investment Preservation Rider 3.0 or Investment Preservation Rider 4.0.

IPR Reset—Changing the guaranteed amount of the Investment Preservation Rider, Investment Preservation Rider 2.0, Investment Preservation Rider 3.0 or Investment Preservation Rider 4.0, as applicable, to make it equal the Accumulation Value or 150% of the Accumulation Value if you choose the 20-year Holding Period (less any applicable reductions) on the Policy Anniversary following your request.

Life Income—Guaranteed Period Payment Option-The Income Payment option available under this policy. Monthly payments made under this option are made over the life of the Annuitant(s) with a guarantee of 10 years of payments.

Non-Qualified Policies—Policies that are not available for use by individuals in connection with employee retirement plans intended to qualify for special federal income tax treatment under Sections 403(b), 408, and 408A of the Code. Non-Qualified Policies include policies issued for other retirement plans or arrangements, including plans qualifying under Section 401(a) of the Code.

Nonforfeiture Rate—The rate used to calculate the Fixed Account and DCA Advantage Account Nonforfeiture Values. This rate, as shown on the Policy Data Page, is equal to the lesser of: a) 3.00%, and b) a rate that is not less than 1.00% and determined by using the six-month average of the five-year Constant Maturity Treasury Rate reported by the Federal Reserve for December through May (for period beginning July 1) and June through November (for period beginning January 1), rounded to the nearest .05%, minus 1.25%.

Nonforfeiture Value—The Nonforfeiture Value is equal to 87.50% of the Consideration(s) allocated to the Fixed Account and/or to the DCA Advantage Account accumulated at the Nonforfeiture Rate since the Payment Date or transfer date, minus any amounts withdrawn or transferred from the Fixed Account and/or the DCA Advantage Account, with the remaining amount accumulated at the Nonforfeiture Rate since the date of withdrawal or transfer.

NYLIAC, we, our or us—New York Life Insurance and Annuity Corporation. All written service requests must be sent to the NYLIAC Variable Products Service Center (“VPSC”) at one of the addresses listed in Question 16 of the section of the Prospectus entitled, “QUESTIONS AND ANSWERS ABOUT NEW YORK LIFE PREMIER PLUS VARIABLE ANNUITY II.”

Owner (you, your)—The individual(s) or entity(ies) designated as the Owner in the policy, or as subsequently changed after issue, who is entitled to exercise all rights under the policy.

Payee—The individual designated to receive Income Payments under the policy or the Future Income Rider.

Payment Date—The Business Day on which we receive a premium payment at the address specified in this Prospectus to receive such payment.

Payment Year(s)—With respect to any premium payment, the year(s) beginning on the date such premium payment is made to the policy.

Policy Anniversary—An anniversary of the Policy Date shown on the Policy Data Page.

Policy Data Page—Page 2 of the policy which contains the policy specifications.

Policy Date—The date from which we measure Policy Years, quarters, months, and Policy Anniversaries. It is shown on the Policy Data Page.

Policy Year—A year starting on the Policy Date. Subsequent Policy Years begin on each Policy Anniversary, unless otherwise indicated.

Premium Credit—An additional credit we will apply to your Accumulation Value at the time of your premium payments. The Premium Credit is calculated as a percentage of (each) premium payment(s) and will never be less than the guaranteed minimum premium credit rate displayed on the Policy Data Page (the “Premium Credit Rate”). The Premium Credit Rate applicable to a premium payment varies, depending on the total amount of premium payments received under the policy. The Premium Credit Rate schedule as of the date of this prospectus is described in the section entitled “Premium Credit.” With notice to you, in our sole discretion, we may change both the Premium Credit Rates and the total premium payment ranges applicable to future premium payments under this policy.

Qualified Policies—Policies for use by individuals under employee retirement plans that are intended to qualify for special federal income tax treatment under Sections 403(b), 408, and 408A of the Code. Qualified Policies do not include policies issued for any other retirement plans or arrangements, including plans qualifying under Section 401(a) of the Code.

Reset Value—Please see “Riders-Annual Death Benefit Reset Rider (optional)”.

Return of Premium Death Benefit —The total dollar amount of premium payments made under this Policy reduced by any Return of Premium Death Benefit Proportional Withdrawals.

Return of Premium Death Benefit Proportional Withdrawal—An amount equal to the amount withdrawn from this Policy (including any amount withdrawn that may include surrender charges), divided by this Policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the Return of Premium Death Benefit immediately preceding the withdrawal.

Rider Effective Date—The date on which the IPR, IPR 2.0, IPR 3.0 or IPR 4.0 Rider, as applicable, is effective and the date from which the Holding Period End Date is measured. This date is stated on the rider Data Page. After an IPR reset, this date is the same as the “Rider Reset Effective Date.”

Separate Account—NYLIAC Variable Annuity Separate Account-III or NYLIAC Variable Annuity Separate Account-IV, each a segregated asset account we established to receive and invest premium payments paid under the policies. The Separate Account’s Investment Divisions, in turn, purchase shares of Eligible Portfolios.

Step-up Death Benefit-the Accumulation Value as of the Policy Anniversary immediately following the expiration of the Surrender Charge Period for the first premium payment, plus any other premium payments made since that Policy Anniversary, reduced proportionally by any amounts withdrawn from the policy since that Policy Anniversary.

Suitability Standards—The criteria used to evaluate whether a recommended transaction, relating to your policy, is suitable for the policyowner.

Variable Accumulation Value—The sum of the current Accumulation Unit value(s) for each of the Investment Divisions multiplied by the number of Accumulation Units held in the respective Investment Division.

VPSC—The Variable Products Service Center. You may contact the VPSC toll-free by calling 1-800-598-2019, or by sending correspondence to one of the addresses listed in Question 16 of the section of the Prospectus entitled, “QUESTIONS AND ANSWERS ABOUT NEW YORK LIFE PREMIER PLUS VARIABLE ANNUITY II.”

TABLE OF FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender the policy, or transfer Accumulation Value between investment options. State premium taxes may also be deducted.

Policyowner Transaction Expenses

Guaranteed maximum Surrender Charge as a percentage of the amount withdrawn[1]	8.00%
Current Surrender Charge as a percentage of the amount withdrawn[1]	8.00%
Transfer Fee	Guaranteed maximum charge: $30
Current charge: $0[2]

[1]

In Payment Years 3 and beyond, the percentage applied to calculate the maximum surrender charge is as follows: 7% during Payment Year 3; 6% during Payment Year 4; 5% during Payment Year 5; 4% during Payment Year 6; 3% during Payment Year 7; 2% during Payment Year 8; and 0% thereafter.

[2]

Currently, we do not charge for transfers under the policy. However, we reserve the right to charge for transfers in excess of 12 in a Policy Year. We will charge no more than $30 for each transfer at the time each transfer is processed. See “CHARGES AND DEDUCTIONS—Other Charges— (f) Transfer Fees.”

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including Fund fees and expenses.

Periodic Charges Other Than Fund Company Charges

The charges in the “Accumulation Value Based M&E Charge Policies” column apply if you choose to have M&E charges calculated as an annualized percentage of daily average Variable Accumulation Value. The charges in the “Premium Based M&E Charge Policies” column apply if you choose to have M&E charges calculated as an annualized percentage of Adjusted Premium Payments.

	Accumulation Value Based M&E Charge Policies	Premium Based M&E Charge Policies
Annual Policy Service Charge[1]	$30	$30
Guaranteed maximum Mortality and Expense Risk and Administrative Costs Charge	1.60% (During the Surrender Charge Period for the initial premium) 1.40% (After the Surrender Charge Period for the initial premium)	1.70% (During the Surrender Charge Period for the initial premium) 1.50% (After the Surrender Charge Period for the initial premium)
Current Mortality and Expense Risk and Administrative Costs Charge for Policies applied for on or after May 1, 2016	1.50% (During the Surrender Charge Period for the initial premium) 1.30% (After the Surrender Charge Period for the initial premium)	1.60% (During the Surrender Charge Period for the initial premium) 1.40% (After the Surrender Charge Period for the initial premium)
Current Mortality and Expense Risk and Administrative Costs Charge for Policies applied for before May 1, 2016	1.60% (During the Surrender Charge Period for the initial premium) 1.40% (After the Surrender Charge Period for the initial premium)	1.70% (During the Surrender Charge Period for the initial premium) 1.50% (After the Surrender Charge Period for the initial premium)

[1]

Waived for (i) policies with $100,000 or more Accumulation Value based on each Policy Anniversary and (ii) policies that (a) purchase the IPR 4.0 and (b) the cumulative first year premium(s) are greater than or equal to $25,000 for the entirety of the Policy.

Optional Rider Charges: Investment Preservation Rider 4.0 (“IPR 4.0”)

Guaranteed maximum Charge for IPR 4.0
(calculated as an annualized percentage of the amount that is guaranteed under the IPR 4.0, deducted on a quarterly basis)
12 Year Rider Holding Period	1.50%
13 Year Rider Holding Period	1.50%
14 Year Rider Holding Period	1.50%
15 Year Rider Holding Period	1.50%
20 Year Rider Holding Period	1.50%
Current Charge for IPR 4.0
(calculated as an annualized percentage of the amount that is guaranteed under the IPR 4.0, deducted on a quarterly basis)
12 Year Rider Holding Period	0.70%
13 Year Rider Holding Period	0.60%
14 Year Rider Holding Period	0.55%
15 Year Rider Holding Period	0.50%
20 Year Rider Holding Period	0.60%
Current and guaranteed maximum Rider Risk Charge Adjustment for IPR 4.0 (one-time charge for cancellation of the IPR 4.0; calculated as a percentage of the amount guaranteed)
12 Year Rider Holding Period	2.00%
13 Year Rider Holding Period	2.00%
14 Year Rider Holding Period	2.00%
15 Year Rider Holding Period	2.00%
20 Year Rider Holding Period	1.00%

Optional Rider Charges: Investment Preservation Rider (“IPR”) (applied for prior to May 1, 2016) (No Longer Available for Purchase)

Guaranteed maximum Charge for IPR
(calculated as an annualized percentage of the amount that is guaranteed under the IPR, deducted on a quarterly basis)
12 Year Rider Holding Period	1.50%
13 Year Rider Holding Period	1.50%
14 Year Rider Holding Period	1.50%
15 Year Rider Holding Period	1.50%
20 Year Rider Holding Period	1.50%
Current Charge for IPR Resets
(calculated as an annualized percentage of the amount that is guaranteed under the IPR, deducted on a quarterly basis)
12 Year Rider Holding Period	0.70%
13 Year Rider Holding Period	0.60%
14 Year Rider Holding Period	0.55%
15 Year Rider Holding Period	0.45%
20 Year Rider Holding Period	0.55%
Current and guaranteed maximum Rider Risk Charge Adjustment for IPR (one-time charge for cancellation of the IPR; calculated as a percentage of the amount guaranteed)
12 Year Rider Holding Period	2.00%
13 Year Rider Holding Period	2.00%
14 Year Rider Holding Period	2.00%
15 Year Rider Holding Period	2.00%
20 Year Rider Holding Period	1.00%

Optional Rider Charges: Investment Preservation Rider (“IPR”) (applied for on or after May 1, 2016),

Investment Preservation Rider 2.0 (“IPR 2.0”) and Investment Preservation Rider 3.0 (“IPR 3.0”) (No Longer

Available for Purchase)

Guaranteed maximum Charge for IPR, IPR 2.0 and IPR 3.0
(calculated as an annualized percentage of the amount that is guaranteed under the IPR, IPR 2.0 and IPR 3.0, deducted on a quarterly basis)
12 Year Rider Holding Period	1.50%
13 Year Rider Holding Period	1.50%
14 Year Rider Holding Period	1.50%
15 Year Rider Holding Period	1.50%
20 Year Rider Holding Period	1.50%
Current Charge for IPR, IPR 2.0 and IPR 3.0 Resets
(calculated as an annualized percentage of the amount that is guaranteed under the IPR, IPR 2.0 and IPR 3.0, deducted on a quarterly basis)
12 Year Rider Holding Period	0.70%
13 Year Rider Holding Period	0.60%
14 Year Rider Holding Period	0.55%
15 Year Rider Holding Period	0.50%
20 Year Rider Holding Period	0.60%
Current and guaranteed maximum Rider Risk Charge Adjustment for IPR, IPR 2.0 and IPR 3.0 (one-time charge for cancellation of the IPR, IPR 2.0 and IPR 3.0; calculated as a percentage of the amount guaranteed)
12 Year Rider Holding Period	2.00%
13 Year Rider Holding Period	2.00%
14 Year Rider Holding Period	2.00%
15 Year Rider Holding Period	2.00%
20 Year Rider Holding Period	1.00%

Optional Rider Charges: Annual Death Benefit Reset Rider Applied For On Or After May 1, 2016

Guaranteed maximum Annual Death Benefit Reset Rider Charge (calculated as an annualized percentage of the Reset Value as of the last Policy Anniversary (or as of the Policy Date if within the first Policy Year), deducted on a quarterly basis; for a detailed explanation of the term “Reset Value,” see “THE POLICIES-Riders-Annual Death Benefit Reset Rider”).	1.00%
Current Annual Death Benefit Reset Rider Charge	0.25%

Optional Rider Charges: Annual Death Benefit Reset Rider Applied for Before May 1, 2016 ( No Longer Available for Purchase)

Guaranteed maximum Annual Death Benefit Reset Rider Charge (calculated as an annualized percentage of the Reset Value as of the last Policy Anniversary (or as of the Policy Date if within the first Policy Year), deducted on a quarterly basis; for a detailed explanation of the term “Reset Value,” see “THE POLICIES-Riders-Annual Death Benefit Reset Rider”).	1.00%
Current Annual Death Benefit Reset Rider Charge (if the oldest Owner was age 65 or younger when the policy was issued)	0.30%
Current Annual Death Benefit Reset Rider Charge (if the oldest Owner was age 66 to 75 inclusive when the policy was issued)	0.35%

Optional Rider Charges: Investment Preservation Rider + Annual Death Benefit Reset Rider Package Applied for Before May 1, 2016 (No Longer Available for Purchase)

Guaranteed maximum Investment Preservation Rider /Annual Death Benefit Reset Rider Package (IPR + ADBR) Charge
(calculated as the sum of (1) the Investment Preservation Rider Charge, calculated as an annualized percentage of the amount guaranteed under the Investment Preservation Rider; and (2) the Annual Death Benefit Reset Rider Charge, calculated as an annualized percentage of the Reset Value as of the last Policy anniversary (or as of the Policy Date if within the first Policy Year)).
12 Year Holding Period	2.00%
13 Year Holding Period	2.00%
14 Year Holding Period	2.00%
15 Year Holding Period	2.00%
20 Year Holding Period	2.00%
Current charge for IPR + ADBR Resets (for policies applied for prior to May 1, 2016)
(calculated as the sum of (1) the Investment Preservation Rider Charge, calculated as an annualized percentage of the amount guaranteed under the Investment Preservation Rider; and (2) the Annual Death Benefit Reset Rider Charge, calculated as an annualized percentage of the Reset Value as of the last Policy anniversary (or as of the Policy Date if within the first Policy Year)).
12 Year Holding Period	0.65%
13 Year Holding Period	0.55%
14 Year Holding Period	0.50%
15 Year Holding Period	0.40%
20 Year Holding Period	0.50%
Current Annual Death Benefit Reset Rider Charge with IPR + ADBR
All Holding Periods	0.25%

The next table shows the minimum and maximum total operating expenses charged by the portfolio companies that you may pay periodically during the time that you own the policy (before any fee waiver or expense reimbursement). The expenses are expressed as a percentage of average net assets of the portfolios and may be higher or lower in the future. More detail concerning each portfolio company’s fees and expenses is contained in the prospectus for each portfolio company.

Total Annual Portfolio Company Operating Expenses(#)

	Minimum	Maximum
Expenses that are deducted from the Eligible Portfolio assets, including management fees, 12b-1 fees, administration fees and other expenses as of December 31, 2019.	0.42%	1.96%

(#)

Shown as a percentage of average net assets for the fiscal year ended December 31, 2019. The Fund or its agents provided the fees and charges that are based on 2019 expenses, unless otherwise indicated. For Funds that are not affiliated with NYLIAC, we have not verified the accuracy of the information provided by the Fund or its agents.

Guaranteed Maximum Charges Examples

The table below will help you understand the various costs and expenses that you will bear directly and indirectly. The table reflects the Investment Division with the maximum charges and expenses of the policy including, policyowner transaction expenses, the annual policy service charge, separate account annual expenses, portfolio company fees and expenses and the highest possible combination of optional rider charges (using guaranteed maximum charges) where indicated. Your actual costs may be higher or lower. For more information on the charges reflected in these tables, see “CHARGES AND DEDUCTIONS” and the Fund prospectuses that accompany this Prospectus. NYLIAC may, where premium taxes are imposed by state law, deduct the premium taxes upon surrender of the policy or on the Annuity Commencement Date.

You would pay the following expenses on a $10,000 allocation, assuming 5% annual returns:

For Accumulation Value based M&E Charge New York Life Premier Plus Variable Annuity II Policies applied for on and after May 1, 2016:

	Expenses if you annuitize your policy				Expenses if you surrender your policy				Expenses if you do not surrender your policy
	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr

with IPR* & ADBR Riders	$1,461.71	$2,150.51	$3,564.64	$6,916.52	$1,461.71	$2,787.80	$4,007.73	$6,946.52	$703.70	$2,150.51	$3,564.64	$6,916.52

with IPR Rider*	$1,368.91	$1,859.28	$3,097.27	$6,073.86	$1,368.91	$2,516.60	$3,564.22	$6,103.86	$603.70	$1,859.28	$3,097.27	$6,073.86

with ADBR Rider	$1,248.74	$1,491.73	$2,510.84	$5,022.90	$1,248.74	$2,174.27	$3,007.71	$5,052.90	$474.20	$1,491.73	$2,510.84	$5,022.90

without any Riders	$1,155.94	$1,195.90	$2,034.29	$4,159.58	$1,155.94	$1,898.04	$2,554.93	$4,189.58	$374.20	$1,195.90	$2,034.29	$4,159.58

*	Assumes a 20 yr Holding Period

For Premium based M&E Charge New York Life Premier Plus Variable Annuity II Policies applied for on and after May 1, 2016:

	Expenses if you annuitize your policy				Expenses if you surrender your policy				Expenses if you do not surrender your policy
	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr

with IPR* & ADBR Riders	$1,459.65	$2,153.84	$3,587.33	$7,041.27	$1,459.65	$2,790.90	$4,029.31	$7,071.27	$701.47	$2,153.84	$3,587.33	$7,041.27

with IPR Rider*	$1,366.85	$1,857.83	$3,104.13	$6,132.22	$1,366.85	$2,515.25	$3,570.75	$6,162.22	$601.47	$1,857.83	$3,104.13	$6,132.22

with ADBR Rider	$1,246.67	$1,484.31	$2,498.03	$4,999.40	$1,246.67	$2,167.34	$2,995.53	$5,029.40	$471.97	$1,484.31	$2,498.03	$4,999.40

without any Riders	$1,153.87	$1,183.64	$2,005.27	$4,067.32	$1,153.87	$1,886.58	$2,527.31	$4,097.32	$371.97	$1,183.64	$2,005.27	$4,067.32

*	Assumes a 20 yr Holding Period

For Accumulation Value based M&E Charge New York Life Premier Plus Variable Annuity II Policies applied for before May 1, 2016:

	Expenses if you annuitize your policy				Expenses if you surrender your policy				Expenses if you do not surrender your policy
	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr

with IPR* & ADBR Riders	$1,425.35	$2,036.01	$3,380.01	$6,579.11	$1,425.35	$2,681.18	$3,832.52	$6,609.11	$664.51	$2,036.01	$3,380.01	$6,579.11

with IPR Rider	$1,378.95	$1,890.17	$3,146.10	$6,158.52	$1,378.95	$2,545.36	$3,610.55	$6,188.52	$614.51	$1,890.17	$3,146.10	$6,158.52

with ADBR Rider	$1,258.77	$1,522.73	$2,560.07	$5,109.32	$1,258.77	$2,203.19	$3,054.47	$5,139.32	$485.01	$1,522.73	$2,560.07	$5,109.32

without any Riders	$1,165.97	$1,227.51	$2,085.48	$4,254.39	$1,165.97	$1,927.55	$2,603.56	$4,284.39	$385.01	$1,227.51	$2,085.48	$4,254.39

*	Assumes a 20 yr Holding Period

For Premium based M&E Charge New York Life Premier Plus Variable Annuity II Policies applied for before May 1, 2016:

	Expenses if you annuitize your policy				Expenses if you surrender your policy				Expenses if you do not surrender your policy
	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr	1 yr	3 yr	5 yr	10 yr

with IPR* & ADBR Riders	$1,422.53	$2,035.61	$3,394.38	$6,678.36	$1,422.53	$2,680.80	$3,846.21	$6,708.36	$661.47	$2,035.61	$3,394.38	$6,678.36

with IPR Rider*	$1,376.13	$1,887.21	$3,152.01	$6,222.19	$1,376.13	$2,542.60	$3,616.19	$6,252.19	$611.47	$1,887.21	$3,152.01	$6,222.19

with ADBR Rider	$1,255.95	$1,513.38	$2,544.91	$5,084.90	$1,255.95	$2,194.49	$3,040.08	$5,114.90	$481.97	$1,513.38	$2,544.91	$5,084.90

without any Riders	$1,163.15	$1,213.02	$2,053.15	$4,157.29	$1,163.15	$1,914.01	$2,572.80	$4,187.29	$381.97	$1,213.02	$2,053.15	$4,157.29

*Assumes a 20 yr Holding Period

QUESTIONS AND ANSWERS ABOUT NEW YORK LIFE PREMIER PLUS VARIABLE ANNUITY II

NOTE: The following section contains brief questions and answers about the New York Life Premier Plus Variable Annuity II. You should refer to the body of this Prospectus for more detailed information.

1. What is the New York Life Premier Plus Variable Annuity II?

The New York Life Premier Plus Variable Annuity II is a Flexible Premium Deferred Variable Annuity Policy issued by NYLIAC. We will apply a Premium Credit to premiums paid in a percentage amount according to the Premium Credit Rate schedule then in effect. The Premium Credit Rate schedule may be changed. (See “PREMIUM CREDIT.”) You may allocate premium payments to the Investment Divisions of the Separate Account, an available Asset Allocation Model, as well as the DCA Advantage Account, and/or to the Fixed Account (See “ASSET ALLOCATION MODELS” for more information about which Asset Allocation Models are currently available to you.) The Accumulation Value will fluctuate according to the performance of the Investment Divisions or Asset Allocation Model selected, the deduction of the Separate Account charges, and the interest credited on amounts in the Fixed Account and the DCA Advantage Account.

2. What is the Premium Credit?

The Premium Credit is a percentage of each premium payment that is added to your Accumulation Value at the time of each premium payment. Premium Credits are applied to the same Allocation Options and/or the DCA Advantage Account in the same percentages as your premium payments. The Premium Credit Rate applicable to a premium payment varies, depending on the total amount of premiums received under the policy. We will deduct the amount of the Premium Credit from the amount returned to you if you cancel your policy. (See “YOUR RIGHT TO CANCEL (“FREE LOOK.”)) We may also deduct from the death benefit proceeds any Premium Credit applied within the 12 months preceding the date of death of the owner. (See “PREMIUM CREDIT.”) Fees and charges for a policy with a Premium Credit may be higher than those for other policies. For example, we use a portion of the surrender charge and Mortality and Expense Risk and Administrative Costs Charge to help recover the cost of providing the Premium Credit under the policy. Current Premium Credit Rates are not guaranteed. They may change in the future. We will provide advance written notice to policyholders of any such change.

3. Where can I allocate my premium payments?

(a) You can allocate your premium payments to one or more of the following Allocation Options:

(i) SEPARATE ACCOUNT

Separate Account III currently consists of 100 Investment Divisions, some of which may not be available under your policy. Separate Account IV currently consists of 76 Investment Divisions, some of which may not be available under your policy. The available Investment Divisions are listed on the first and second page of this Prospectus. They offer investments in domestic and international markets. When you allocate a premium payment to one of the Investment Divisions, the Separate Account will invest your premium payment exclusively in shares of the corresponding Eligible Portfolio of the relevant Fund(s). You can allocate among a maximum of eighteen (18) Investment Divisions, plus the Fixed Account.

(ii) FIXED ACCOUNT

Each premium payment, or the portion of any premium payment you allocate to the Fixed Account will earn an interest rate at least equal to the guaranteed minimum interest rate.

(b) You can also allocate your premium payments to the DCA Advantage Account. NYLIAC will credit interest to amounts held in the DCA Advantage Account at rates we have set in advance. The DCA Advantage Account allows you to set up automatic dollar cost averaging from the DCA Advantage Account into the Investment Divisions, providing for automatic transfers to the Investment Divisions you select in six installments over a six month period. (See “THE DCA ADVANTAGE ACCOUNT.”)

4. Can I make transfers among the Investment Divisions, the Asset Allocation Models and the Fixed Account?

You can transfer all or part of the Accumulation Value of your policy between the Investment Divisions and one of the available Asset Allocation Models or from the Investment Divisions and/or an Asset Allocation Model to the Fixed Account any time prior to 30 days before the Annuity Commencement Date (See “RIDERS — Investment Preservation Rider (optional), Investment Preservation Rider 2.0 (optional), Investment Preservation Rider 3.0 (optional) and Investment Preservation Rider 4.0 (optional)” for more information on transfer restrictions if the Investment Preservation Rider, Investment Preservation Rider 2.0, Investment Preservation Rider 3.0 or Investment Preservation Rider 4.0 is purchased).

Beginning May 1, 2020, you may not transfer into an Asset Allocation Model unless you are currently allocated to that model. If you are currently allocated to an Asset Allocation Model and you transfer your entire allocation out of it, you will not be able to transfer back into that model or allocate to a new Asset Allocation Model. For Premium based M&E Charge policies, no transfers are allowed from the Investment Divisions into the Fixed Account. For Account Value based M&E Charge policies, transfers from the Investment Divisions to the Fixed Account must be for at least $500. Generally, you can transfer a minimum amount of $25 into an Investment Division, unless we agree otherwise. You can make unlimited transfers each Policy Year subject to the Limits on Transfers. We currently do not charge for transfers. However, we reserve the right to charge up to $30 for each transfer after the first 12 in a given Policy Year. Please note that each transfer to or from an available Asset Allocation Model counts as one transfer. (See “TRANSFERS.”)

All guarantees are subject to the claims paying ability of NYLIAC. No third party guarantees are involved.

You can make transfers from the Fixed Account and the DCA Advantage Account to the Investment Divisions, subject to certain restrictions which may apply. (See “THE FIXED ACCOUNT” and “THE DCA ADVANTAGE ACCOUNT.”) In addition, you can request transfers through the traditional Dollar Cost Averaging, Automatic Asset Rebalancing or Interest Sweep options as described herein.

5. What charges are assessed against the policy?

Before the date we start making Income Payments under the policy, unless currently waived, we will deduct a policy service charge of $30 on each Policy Anniversary or upon surrender of the policy. See “CHARGES AND DEDUCTIONS-Other Charges-Policy Service Charge” for information regarding waiver of the policy service charge.

In addition, we also deduct a charge for certain mortality and expense risks NYLIAC assumes and policy administration expenses (“M&E Charge”). You may choose to have the M&E Charge assessed based on either the Accumulation Value of the policy or the Adjusted Premium Payments. You must choose your M&E Charge option prior to the issuance of the policy. Once the M&E Charge option is chosen it cannot be changed.

For Accumulation Value based M&E Charge policies applied for on and after May 1, 2016, the M&E Charge is 1.50% (annualized) of the daily average Variable Accumulation Value during the surrender charge period for the initial premium and 1.30% after the surrender charge period for the initial premium. For Premium based M&E Charge policies applied for on and after May 1, 2016, the M&E Charge is 1.60% (annualized) of the Adjusted Premium Payments during the surrender charge period for the initial premium and 1.40% after the surrender charge period for the initial premium.

For Accumulation Value based M&E Charge policies applied for before May 1, 2016, the M&E Charge is 1.60% (annualized) of the daily average Variable Accumulation Value during the surrender charge period for the initial premium and 1.40% after the surrender charge period for the initial premium. For Premium based M&E Charge policies applied for before May 1, 2016, the M&E Charge is 1.70% (annualized) of the Adjusted Premium Payments during the surrender charge period for the initial premium and 1.50% after the surrender charge period for the initial premium.

Premium based M&E Charges will be deducted from the Investment Divisions through a reduction in Accumulation Units each policy quarter (excluding premium payments allocated to the Fixed Account that are not transferred to the Investment Division). (See “MORTALITY AND EXPENSE RISK AND ADMINISTRATIVE COSTS CHARGE.”)

The amount of Premium based M&E Charges assessed to your policy will be unaffected by fluctuations in market performance. In a rising market, the Premium based M&E Charge structure will benefit the policyowner because the Premium based M&E Charge, when measured as a percentage of separate account assets, will be reduced. In a flat or declining market, the Premium based M&E Charge structure will result in an increase in the charge when measured against separate account assets. The amount of Accumulation Value based M&E Charges assessed to your policy will be affected by fluctuations in market performance. However, the Accumulation Value based M&E Charge structure may be more advantageous in a flat or declining market and disadvantageous in a rising market.

We impose a surrender charge on certain partial withdrawals and surrenders of the policies. This charge is assessed as a percentage of the amount withdrawn or surrendered during the first eight Payment Years following each premium payment. We keep track of each premium payment and assess a charge based on the length of time a premium payment is in your policy before it is withdrawn. The percentage declines after the first two Payment Years as follows:

Payment Year	Surrender Charge
1	8%
2	8%
3	7%
4	6%
5	5%
6	4%
7	3%
8	2%
9+	0%

For purposes of calculating the surrender charge, we treat withdrawals as coming from the oldest premium payment first (on a first-in, first-out basis).

You can make withdrawals from the policy free of surrender charges based on certain limitations. For policies issued to policyowners age 75 and under, in any one Policy Year, you may withdraw free of a surrender charge the greatest of (i) 10% of the Accumulation Value as of the last Policy Anniversary (10% of the premium payment if the withdrawal is made in the first Policy Year), less any prior withdrawals made during the Policy Year that were surrender charge free; (ii) the Accumulation Value less the accumulated premium payments; or (iii) 10% of the Accumulation Value at the time of the withdrawal, less any prior Surrender Charge free withdrawals during the Policy Year. (See “CHARGES AND DEDUCTIONS-Surrender Charges” and “EXCEPTIONS TO SURRENDER CHARGES.”) In response to the public emergency created by the COVID-19 pandemic, however, effective March 23, 2020 we have increased the percentages noted in the preceding sentence to 15%. We reserve the right to discontinue the change at any time. We will notify you of such discontinuation.

If you purchase the Investment Preservation Rider, the Investment Preservation Rider 2.0, the Investment Preservation Rider 3.0 or the Investment Preservation Rider 4.0 (“IPR”, “IPR 2.0”, “IPR 3.0” and “IPR 4.0”, respectively), we will deduct a charge on the first Business Day of the next policy quarter following each policy quarter that the rider is in effect, based on the amount that is guaranteed. (See “OTHER CHARGES-Investment Preservation Rider Charge, Investment Preservation Rider 2.0 Charge, the Investment Preservation Rider 3.0 and Investment Preservation Rider 4.0 Charge.”) In most jurisdictions, this charge will be deducted from each Investment Division and the DCA Advantage Account, in proportion to its percentage of the Accumulation Value (see APPENDIX 4 for more information). The guaranteed maximum charge for the IPR, IPR 2.0, IPR 3.0 and IPR 4.0 is 1.50% of the amount that is guaranteed.

For the IPR 4.0 rider the current charge ranges from 0.50% to 0.70% of the amount that is guaranteed, applied on a quarterly basis (0.125% to 0.175% per quarter), depending on the Holding Period you choose.

The IPR, IPR 2.0 and IPR 3.0 riders are no longer available for purchase.

For an IPR (applied for prior to May 1, 2016), the current rider reset charge ranges from 0.45% to 1.00% of the amount that is guaranteed, applied on a quarterly basis (0.1125% to 0.25% per quarter), depending on the rider Holding Period you chose.

For an IPR (applied for on or after May 1, 2016), IPR 2.0 and IPR 3.0, the current rider reset charge ranges from 0.50% to 1.00% of the amount that is guaranteed, applied on a quarterly basis (0.125% to 0.25% per quarter), depending on the rider Holding Period you chose.

To the extent permitted by law, we will also deduct a Rider Risk Charge Adjustment if you cancel the IPR, IPR 2.0, IPR 3.0 or IPR 4.0. (See “OTHER CHARGES—Rider Risk Charge Adjustment (optional).”) The purpose of the Rider Risk Charge Adjustment is to help compensate us for financial losses that we may incur if the IPR, IPR 2.0, IPR 3.0 or IPR 4.0 is cancelled. We do not expect to profit from this charge. We set both charges at our sole discretion, subject to the stated maximums. However, if you reset the IPR, IPR 2.0, IPR 3.0 or IPR 4.0, the charge for the new reset amount will be based on the charges that are in effect at the time of the reset. This charge may be more or less than the charge being assessed to new issues of the IPR, IPR 2.0, IPR 3.0 or IPR 4.0 Rider (“THE POLICIES - Riders - Investment Preservation Rider (optional), Investment Preservation Rider 2.0 (optional), Investment Preservation Rider 3.0 (optional) and Investment Preservation Rider 4.0 (optional)”). You should consider the costs of cancelling the IPR, IPR 2.0, IPR 3.0 or IPR 4.0 before you purchase it.

If you purchase the Annual Death Benefit Reset Rider (“ADBR”) (in jurisdictions where available), we will deduct a charge each policy quarter that the rider is in effect based on the amount that is reset on the last Policy Anniversary, less any Reset Value Proportional Reduction. This charge will be deducted from each Investment Division, the DCA Advantage Account and the Fixed Account, in proportion to its percentage of the Accumulation Value. The maximum annual charge is 1.00% of the amount that is reset on the last Policy Anniversary, applied on a quarterly basis. You should consult with your registered representative to determine the percentage we are currently charging before you select this rider. We may set a lower charge at our sole discretion.

For policies applied for on and after May 1, 2016, the current charge is 0.25% annually (0.0625% per quarter).

For policies applied for before May 1, 2016, the charges are as follows:

Age of Oldest Owner at Policy Issue	Annual Charge
65 or younger	0.30% (0.075% per quarter)
66 to 75 inclusive	0.35% (0.0875% per quarter)

For policies applied for before May 1, 2016, if you received a discount because you purchased the Investment Preservation Rider/Annual Death Benefit Reset Rider combination package (“IPR + ADBR”), we deduct a reduced IPR and ADBR rider charge each policy quarter that the IPR + ADBR package is in effect. The maximum annual charge for the combination of the IPR + ADBR rider is 2.00%. For an IPR + ADBR package, the current reset charge ranges from 0.40% to 0.65% of the amount that is guaranteed under the IPR, applied on a quarterly basis. Please note that if IPR is cancelled, the charge for the ADBR rider will revert to the charge that is assessed for that rider, if purchased separately.

Finally, the value of the shares of each Fund reflects advisory fees, administration fees and other expenses deducted from the assets of each Fund. (See the Fund prospectuses which accompany this Prospectus.)

6. What are the minimum initial and maximum additional premium payments?

For most policies, the minimum initial premium payment is $5,000. Additional premium payments must be at least $2,500 for Qualified Policies and $5,000 for Non-Qualified Policies or such lower amount as we may permit at any time. Subsequent premium payments must be sent to NYLIAC at one of the addresses listed in Question 18 of this Prospectus. We may agree to other methods of payment. The maximum aggregate amount of premium payments we accept is $1,000,000 without prior approval. However, for Qualified Policies that amount could be lower because you may not make premium payments in excess of the amount permitted by law for the plan. For Inherited IRAs, Inherited Roth IRAs and Inherited Non-Qualified Policies, additional premium payments will not be accepted.

While IPR 2.0, IPR 3.0 and IPR 4.0 are in effect, you may only make premium payments to your policy in the first Policy Year or after the Holding Period End Date, as applicable.

Acceptance of initial and subsequent premium payments is subject to our Suitability Standards.

7. How are premium payments allocated?

If the application is in Good Order, we will issue the policy and allocate the initial premium payment to the Allocation Options you have selected within two (2) Business Days after receipt at the Cleveland or Dallas Service Center. Subsequent premium payments will be allocated to your Policy at the close of the Business Day on which they are received by NYLIAC. (See “THE POLICIES—Policy Application and Premium Payments.”) We will apply the Premium Credit on your premium payment to the Allocation Options at the same time that we allocate your premium payment.

You may raise or lower the percentages (which must be in whole numbers) of the premium payment you place in each Allocation Option at the time you make a premium payment. The minimum amount which you may place in any one Investment Division or the Fixed Account is $25, or such lower amount as we may permit. The minimum amount which you may place in the DCA Advantage Account is $2,000. We reserve the right to limit the amount of a premium payment that may be placed in any one Allocation Option and the number of Allocation Options inclusively to which you may allocate your Accumulation Value. Acceptance of initial and subsequent premium payments is subject to our Suitability Standards.

8. What happens if premium payments are not made?

If we do not receive any premium payments for a period of two years, and the Accumulation Value of your policy would provide Income Payments of less than $20 per month on the Annuity Commencement Date, we reserve the right to terminate your policy subject to applicable laws. We will notify you of our intention to exercise this right and give you 90 days to make a premium payment. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum.

9. Can I withdraw money from the policy before the Annuity Commencement Date?

You may make withdrawals from your policy before the Annuity Commencement Date. Your withdrawal request must be in Good Order before we will process it. Under most circumstances, you may make a minimum partial withdrawal of $500. Withdrawals may be subject to a surrender charge. In addition, you may have to pay income tax and, if you are under age 59 1⁄2, a 10% penalty tax may apply. (See “DISTRIBUTIONS UNDER THE POLICY” and “FEDERAL TAX MATTERS.”) Please note that certain withdrawal requests must be made in writing and sent to NYLIAC’s Variable Products Service Center. (See “DISTRIBUTIONS UNDER THE POLICY—Surrenders and Withdrawals— (b) Partial Withdrawals and (c) Periodic Partial Withdrawals.”)

10. How will NYLIAC make Income Payments on the Annuity Commencement Date?

We will make Income Payments on a fixed basis. We do not currently offer a variable Income Payment option. We will make payments under the Life Income – Guaranteed Period Payment Option over the life of the Annuitant(s) with a guarantee of 10 years of payments, even if the Annuitant dies sooner. Income Payments will always be the same specified amount. (See “DISTRIBUTIONS UNDER THE POLICY—Income Payments.”) We may offer other options, at our discretion, where permitted by state law.

11. What happens if I die before the Annuity Commencement Date?

Unless amended by any rider attached to the policy, if you die before the Annuity Commencement Date, we will pay the Beneficiary(ies) under the policy an amount equal to the greatest of:

(a)	the Accumulation Value, as of the day we receive a claim form in Good Order, less Premium Credit amounts applied within the 12 months immediately preceding the date of death, or

(b)	the Return of Premium Death Benefit, or

(c)	the Step-up Death Benefit.

If the Beneficiary is the spouse (as defined under Federal law) of the Owner, see Question 12 (Also see “DISTRIBUTIONS UNDER THE POLICY—Death Before Annuity Commencement” and “FEDERAL TAX MATTERS.”)

12. What happens if my spouse is the Beneficiary?

If you are the Owner and you die before the Annuity Commencement Date, and you have designated your spouse (as defined under Federal law) as the sole primary Beneficiary of the policy, he or she may elect in writing to continue the policy upon your death as the new Owner and, if applicable, a new Annuitant (for Non-Qualified, IRA, Roth IRA, SIMPLE IRA and SEP policies only; TSA, Inherited IRA policies, Inherited Roth IRA policies and Inherited Non-Qualified policies are excluded). If you are also the Annuitant, your spouse will become the new Annuitant. If your spouse chooses to continue the policy, we will not pay the death benefit proceeds as a consequence of your death.

13. Can I return the policy after it is delivered?

You can cancel the policy within 10 days of delivery of the policy or such longer period as required under state law. To cancel your policy, you must return it and/or provide a written request for cancellation to VPSC at one of the addresses listed in Question 16 of this Prospectus or to the registered representative through whom you purchased it. Except where you are entitled by law to receive the total of premium payments less any prior partial withdrawals, we will promptly return the Accumulation Value, less any e-delivery credit, (see “THE POLICIES – Electronic Delivery”) calculated as of the Business Day that either the registered representative through whom you purchased the policy or VPSC receives the policy along with the written request for cancellation in Good Order, less any Premium Credit(s), but without any deduction for premium taxes or a surrender charge. We will set forth this provision in your policy. (See “THE POLICIES—Your Right to Cancel (“Free Look”).”)

14. What about voting rights?

You can instruct NYLIAC how to vote shares of the Funds in which you have a voting interest through the Separate Account. (See “VOTING RIGHTS.”)

15. Are policy loans available?

If you have purchased an Accumulation Value based M&E Charge policy in connection with a Code Section 403(b) Tax-Sheltered Annuity (“TSA”) plan, you may be able to borrow some of your Accumulation Value subject to certain conditions. You may not borrow any portion of your Accumulation Value if you have purchased a Premium based M&E Charge policy in connection with a TSA plan. (See “LOANS.”)

16. Where do I send written service requests to the NYLIAC Variable Products Service Center?

Certain service requests, including but not limited to death benefit claims and surrenders, are required to be in writing. All written service requests must be sent to the NYLIAC Variable Products Service Center (“VPSC”) at one of the following addresses:

	Regular Mail NYLIAC Variable Products Service Center Madison Square Station P.O. Box 922 New York, NY 10159	Express Mail NYLIAC Variable Products Service Center 51 Madison Avenue Floor 3B, Room 0304 New York, NY 10010

Death Claim forms may also be submitted to	Regular Mail New York Life P.O. Box 130539 Dallas, TX 75313-0539	Express Mail New York Life 4849 Greenville Ave., STE 700 Dallas, TX 75206

Written service requests will be effective as of the Business Day they are received in Good Order at VPSC at one of the addresses listed immediately above.

Faxed and e-mailed requests are not currently accepted, however, we reserve the right to accept them at our discretion. All service requests must be in Good Order. Please review all service request forms carefully and provide all required information that is applicable to the transaction. If your request is not in Good Order, we will not process it. We will make every reasonable attempt to notify you in writing of this situation. It is important that you inform NYLIAC of an address change so that you can receive important policy statements and other information.

17. How do I contact NYLIAC by Telephone or by the Internet?

a. By Telephone:

Certain service requests, including but not limited to obtaining current unit values may be made by telephone. You may reach our Customer Service Representatives at (800) 598-2019 on Business Days between the hours of 9:00 a.m. and 6:00 p.m. (Eastern Time).

b. By Internet:

Certain service requests, including but not limited to, transferring assets between investment options and e-mailing your registered representative, may be made via the Internet. For Internet-based requests please visit www.newyorklife.com and enter your user name and password. (See “THE POLICIES — Online Service at www.newyorklife.com.”)

We make online services available at our discretion. In addition, availability of online services may be interrupted temporarily at certain times. We do not assume responsibility for any loss if the online service should become unavailable. E-mail inquiries that are non-transactional may be sent through www.newyorklife.com once they have passed all security protocols to identify the policyowner.

You may authorize us to accept electronic instructions from a registered representative or the registered service assistant assigned to your policy in order to make premium allocations, transfers, partial withdrawals and changes to your investment objective and/or risk tolerance. You may also authorize your registered representative or registered service assistant to revise your Automatic Asset Rebalancing (AAR) arrangement. Your AAR may be cancelled if a premium allocation change or transfer is submitted on your behalf that is inconsistent with your current AAR arrangements. You may prevent this cancellation if a conforming AAR change is processed within one Business Day of the inconsistent premium allocation change or transfer. You may also authorize us to accept telephone instructions from a registered representative to make transfers among investment options.

To authorize the registered representative(s) or registered service assistants assigned to your policy to make premium allocations and transfers (only a registered representative can make transfers by telephone), you must send a completed Trading and Partial Withdrawal Authorization Form to VPSC at one of the addresses listed in Question 16 of this Prospectus. We may revoke or deny Trading Authorization privileges for certain policyowners (See “THE POLICIES—Limits on Transfers”). Trading Authorization may be elected, changed or cancelled at any time. We will confirm all transactions in writing. Not all transactions are available on the Internet.

NYLIAC is not liable for any loss, cost or expense for action on instructions which are believed to be genuine in accordance with these procedures. As these parties act on your behalf, you are responsible for and bear the consequence of their instructions and other actions, including any limits on transfers. Transfer requests received after the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time, or received on a non-Business Day, will be priced as of the next Business Day.

18. Where do I send subsequent premium payments and loan repayments?

Subsequent premium payments and loan repayments should be sent to one of the following addresses:

Regular Mail	NYLIAC 75 Remittance Drive Suite 3021 Chicago, IL 60675-3021

Express Mail	NYLIAC, Suite 3021 c/o The Northern Trust Bank 350 North Orleans Street Receipt & Dispatch, 8th Floor Chicago, IL 60654

If in Good Order, subsequent premium payments and loan repayments will be credited as of the close of the Business Day on which they are received at one of the addresses noted in this Question 18. Please note that initial premium payments are those made in connection with the issuance of a policy and are processed in accordance with our procedures. (See “THE POLICIES — Policy Application and Premium Payments.”)

While IPR 2.0, IPR 3.0 or IPR 4.0 are in effect, you may only make premium payments to your policy in the first Policy Year or after the Holding Period End Date, as applicable.

Acceptance of subsequent premium payments is subject to our Suitability Standards.

FINANCIAL STATEMENTS

The statutory statements of financial position of NYLIAC as of December 31, 2019 and 2018, and the related statutory statements of operations, of changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2019 (including the report of the independent registered public accounting firm) and each Separate Account’s statement of assets and liabilities as of December 31, 2019, and the statements of operations and of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements (including the report of the independent registered public accounting firm) are included in the SAI. The independent registered public accounting firm is PricewaterhouseCoopers LLP.

CONDENSED FINANCIAL INFORMATION

The following Accumulation Unit values and the number of Accumulation Units outstanding for each Investment Division for each fiscal year ended December 31 presented below are derived from the financial statements audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The policies were first offered on May 1, 2015. Therefore, values and units shown for 2015 are for the period from May 1, 2015 to December 31, 2015. You should read this information in conjunction with the Separate Account’s audited financial statements and related notes that are included in the Statement of Additional Information.

For Accumulation Value based M&E Charge policies:

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
(Accumulation unit value in dollars and number of accumulation units in thousands)

MainStay VP Balanced – Service Class
2019	10.26	11.79	634
2018	11.25	10.26	523
2017	10.33	11.25	416
2016	9.51	10.33	230
2015	10.00	9.51	71
MainStay VP Bond – Service Class
2019	9.80	10.50	1,192
2018	10.09	9.80	547
2017	9.93	10.09	287
2016	9.80	9.93	189
2015	10.00	9.80	50
MainStay VP CBRE Global Infrastructure – Service Class
2019	8.33	8.66	86
2018	11.51	8.33	91
2017	10.14	11.51	75
2016	7.43	10.14	38
2015	10.00	7.43	8
MainStay VP Conservative Allocation – Service Class
2019	10.13	11.50	1,674
2018	11.00	10.13	1,643
2017	10.01	11.00	1,274
2016	9.48	10.01	829
2015	10.00	9.48	272
MainStay VP Emerging Markets Equity – Service Class
2019	10.21	12.64	64
2018	13.24	10.21	69
2017	8.57	13.24	78
2016	7.72	8.57	26
2015	10.00	7.72	7
MainStay VP Epoch U.S. Equity Yield – Service Class
2019	10.84	13.39	285
2018	11.55	10.84	271
2017	9.65	11.55	279
2016	9.27	9.65	199
2015	10.00	9.27	110
MainStay VP Fidelity Institutional AM® Utilities – Service Class
2019	10.73	13.05	1,423
2018	10.67	10.73	1,429
2017	9.18	10.67	1,157

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2016	8.20	9.18	733
2015	10.00	8.20	295
MainStay VP Floating Rate – Service Class
2019	10.36	11.06	1,484
2018	10.54	10.36	1,438
2017	10.27	10.54	600
2016	9.63	10.27	291
2015	10.00	9.63	94
MainStay VP Growth Allocation – Service Class
2019	10.57	12.95	1,777
2018	12.25	10.57	1,833
2017	9.81	12.25	1,576
2016	9.16	9.81	994
2015	10.00	9.16	289
MainStay VP Income Builder – Service Class
2019	10.58	12.30	1,040
2018	11.29	10.58	731
2017	10.06	11.29	610
2016	9.25	10.06	276
2015	10.00	9.25	137
MainStay VP Indexed Bond – Service Class
2019	9.79	10.42	646
2018	10.02	9.79	178
2017(b)	10.00	10.02	7
MainStay VP IQ Hedge Multi-Strategy – Service Class
2019	8.76	9.34	1,316
2018(e)	9.48	8.76	1,354
2017	9.09	9.48	1,168
2016	8.91	9.09	566
2015	10.00	8.91	152
MainStay VP Janus Henderson Balanced – Service Class
2019	11.76	14.28	1,619
2018	11.85	11.76	1,074
2017	10.03	11.85	717
2016	9.70	10.03	373
2015	10.00	9.70	77
MainStay VP MacKay Common Stock – Service Class
2019	11.87	14.74	394
2018	12.82	11.87	394
2017	10.49	12.82	296
2016	9.67	10.49	108
2015	10.00	9.67	33
MainStay VP MacKay Convertible – Service Class
2019	11.41	13.75	1,514
2018	11.78	11.41	964
2017	10.42	11.78	530
2016	9.33	10.42	190
2015	10.00	9.33	69
MainStay VP MacKay Government – Service Class
2019	9.65	9.99	623

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2018	9.81	9.65	247
2017	9.77	9.81	81
2016	9.84	9.77	59
2015	10.00	9.84	11
MainStay VP MacKay Growth – Service Class
2019	12.16	15.49	29
2018	12.99	12.16	32
2017	9.93	12.99	44
2016	9.72	9.93	21
2015	10.00	9.72	3
MainStay VP MacKay High Yield Corporate Bond – Service Class
2019	10.95	12.19	5,830
2018	11.29	10.95	4,369
2017	10.70	11.29	3,320
2016	9.34	10.70	1,592
2015	10.00	9.34	655
MainStay VP MacKay International Equity – Service Class
2019	10.76	13.24	369
2018	12.30	10.76	232
2017	9.34	12.30	165
2016	9.72	9.34	74
2015	10.00	9.72	21
MainStay VP MacKay Mid Cap Core – Service Class
2019	10.75	13.04	1,002
2018	12.31	10.75	627
2017	10.24	12.31	390
2016	9.23	10.24	182
2015	10.00	9.23	70
MainStay VP MacKay S&P 500 Index – Service Class
2019	12.03	15.53	2,926
2018	12.80	12.03	1,892
2017	10.66	12.80	1,224
2016	9.70	10.66	493
2015	10.00	9.70	68
MainStay VP MacKay Small Cap Core – Service Class
2019	11.00	12.72	285
2018	13.18	11.00	117
2017	11.77	13.18	76
2016(a)	10.00	11.77	32
MainStay VP MacKay Unconstrained Bond – Service Class
2019	10.18	10.71	3,180
2018	10.46	10.18	3,268
2017	10.04	10.46	2,977
2016	9.45	10.04	1,577
2015	10.00	9.45	524
MainStay VP Mellon Natural Resources – Initial Class
2019	7.06	8.16	221
2018	9.80	7.06	212
2017	9.27	9.80	158
2016	6.01	9.27	106

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2015	10.00	6.01	16
MainStay VP Moderate Allocation – Service Class
2019	10.36	12.09	2,333
2018	11.45	10.36	2,393
2017	9.90	11.45	1,872
2016	9.40	9.90	1,146
2015	10.00	9.40	444
MainStay VP Moderate Growth Allocation – Service Class
2019	10.50	12.52	2,644
2018	11.89	10.50	2,872
2017	9.94	11.89	2,452
2016	9.28	9.94	1,505
2015	10.00	9.28	546
MainStay VP PIMCO Real Return – Service Class
2019	9.69	10.38	1,091
2018	10.11	9.69	545
2017	9.86	10.11	319
2016	9.45	9.86	118
2015	10.00	9.45	16
MainStay VP Small Cap Growth – Service Class
2019	11.90	14.76	122
2018	13.14	11.90	100
2017	10.60	13.14	54
2016	9.56	10.60	27
2015	10.00	9.56	10
MainStay VP T. Rowe Price Equity Income – Service Class
2019	11.06	13.74	202
2018	12.43	11.06	243
2017	10.68	12.43	274
2016	9.08	10.68	149
2015	10.00	9.08	59
MainStay VP U.S. Government Money Market – Initial Class
2019	9.75	9.76	662
2018	9.71	9.75	694
2017	9.76	9.71	354
2016	9.89	9.76	573
2015	10.00	9.89	306
MainStay VP Winslow Large Cap Growth – Service Class
2019	13.26	17.45	1,235
2018	12.94	13.26	973
2017	9.78	12.94	605
2016	10.12	9.78	328
2015	10.00	10.12	116
American Funds IS Asset Allocation Fund – Class 4
2019	9.49	11.30	503
2018(d)	10.00	9.49	146
American Funds IS Blue Chip Income and Growth Fund – Class 4
2019	9.50	11.33	878
2018	10.59	9.50	290
2017(c)	10.00	10.59	1

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
American Funds IS Global Small Capitalization Fund – Class 4
2019	10.84	14.18	151
2018	12.23	10.84	105
2017	9.48	12.23	70
2016	9.19	9.48	32
2015	10.00	9.19	4
American Funds IS Growth Fund – Class 4
2019	10.01	12.86	248
2018	10.21	10.01	144
2017(c)	10.00	10.21	2
American Funds IS New World Fund® – Class 4
2019	10.75	13.75	714
2018	12.56	10.75	549
2017	9.53	12.56	393
2016	9.03	9.53	220
2015	10.00	9.03	69
BlackRock® Global Allocation V.I. Fund – Class III
2019	10.31	11.98	849
2018	11.28	10.31	768
2017	9.85	11.28	550
2016	9.33	9.85	202
2015	10.00	9.33	35
BlackRock® High Yield V.I. Fund – Class III
2019	10.58	12.01	922
2018	10.99	10.58	579
2017	10.29	10.99	429
2016	9.21	10.29	252
2015	10.00	9.21	77
BNY Mellon IP Technology Growth Portfolio – Service Shares
2019	14.22	17.60	664
2018	14.59	14.22	517
2017	10.32	14.59	292
2016	9.98	10.32	123
2015	10.00	9.98	19
ClearBridge Variable Appreciation Portfolio – Class II
2019	10.68	13.63	202
2018	11.07	10.68	55
2017(b)	10.00	11.07	1
Columbia Variable Portfolio – Commodity Strategy Fund – Class 2
2019	8.04	8.73	18
2018	9.82	8.04	23
2017	9.60	9.82	22
2016	7.53	9.60	12
2015	10.00	7.53	2
Columbia Variable Portfolio – Emerging Markets Bond Fund – Class 2
2019	10.34	11.42	790
2018	11.33	10.34	384
2017	10.29	11.33	190
2016	9.40	10.29	39
2015	10.00	9.40	1

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
Columbia Variable Portfolio – Small Cap Value Fund – Class 2
2019	11.06	13.20	141
2018	13.67	11.06	135
2017	11.98	13.67	114
2016	9.12	11.98	45
2015	10.00	9.12	21
Delaware VIP® Small Cap Value Series – Service Class
2019	8.50	10.70	47
2018	10.39	8.50	22
2017(c)	10.00	10.39	1
DWS Alternative Asset Allocation VIP—Class B 2019	9.44	10.64	1,443
2018	10.58	9.44	702
2017	10.03	10.58	306
2016(a)	10.00	10.03	58
Fidelity® VIP ContrafundSM Portfolio – Service Class 2
2019	11.49	14.88	2,422
2018	12.44	11.49	2,346
2017	10.21	12.44	2,085
2016	9.56	10.21	1,227
2015	10.00	9.56	422
Fidelity® VIP Emerging Markets Portfolio – Service Class 2
2019	8.23	10.48	87
2018(d)	10.00	8.23	33
Fidelity® VIP Equity-Income PortfolioSM – Service Class 2
2019	11.06	13.90	695
2018	12.21	11.06	387
2017	10.80	12.21	225
2016	9.21	10.80	94
2015	10.00	9.21	41
Fidelity® VIP FundsManager® 60% Portfolio – Service Class
2019(f)	10.00	10.76	43
Fidelity® VIP Growth Opportunities Portfolio – Service Class 2
2019	14.81	20.59	623
2018	13.26	14.81	357
2017	9.83	13.26	168
2016	9.92	9.83	72
2015	10.00	9.92	25
Fidelity® VIP Health Care Portfolio – Service Class 2
2019(f)	10.00	12.14	63
Fidelity® VIP International Index Portfolio – Service Class 2
2019(f)	10.00	10.66	16
Fidelity® VIP Mid Cap Portfolio – Service Class 2
2019	10.64	12.97	437
2018	12.59	10.64	356
2017	10.38	12.59	277
2016	9.29	10.38	162
2015	10.00	9.29	65
Invesco V.I. American Value Fund – Series II Shares
2019	9.98	12.45	128

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2018	11.69	9.98	49
2017	10.62	11.69	51
2016	8.64	10.62	45
2015	10.00	8.64	6
Invesco V.I. International Growth Fund – Series II Shares
2019	9.40	11.88	642
2018	11.16	9.40	713
2017	8.90	11.16	568
2016	8.93	8.90	342
2015	10.00	8.93	104
Janus Henderson Enterprise Portfolio – Service Shares
2019	9.98	13.28	177
2018	10.20	9.98	34
2017(c)	10.00	10.20	0
Janus Henderson Global Research Portfolio – Service Shares
2019	11.11	14.35	103
2018	11.78	11.11	75
2017	9.07	11.78	55
2016	8.98	9.07	33
2015	10.00	8.98	20
MFS® International Intrinsic Value Portfolio – Service Class
2019	10.08	12.48	369
2018	11.34	10.08	135
2017(b)	10.00	11.34	5
MFS® Investors Trust Series – Service Class
2019	11.85	15.36	816
2018	12.73	11.85	593
2017	10.38	12.73	415
2016	9.66	10.38	183
2015	10.00	9.66	45
MFS® Research Series – Service Class
2019	11.98	15.67	464
2018	12.64	11.98	189
2017	10.34	12.64	27
2016	9.64	10.34	16
2015	10.00	9.64	7
Morgan Stanley VIF U.S. Real Estate Portfolio – Class II
2019	9.38	10.91	152
2018	10.40	9.38	118
2017	10.38	10.40	112
2016	10.12	10.38	80
2015	10.00	10.12	22
Neuberger Berman AMT Mid Cap Growth Portfolio – Class S
2019	11.49	15.08	622
2018	12.36	11.49	565
2017	9.73	12.36	506
2016	9.33	9.73	305
2015	10.00	9.33	75
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged) – Advisor Class
2019	10.41	10.96	1,862

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2018	10.36	10.41	1,729
2017	10.25	10.36	1,595
2016	9.79	10.25	979
2015	10.00	9.79	326
PIMCO VIT Low Duration Portfolio – Advisor Class
2019	9.81	10.04	565
2018	9.94	9.81	553
2017	9.96	9.94	381
2016(a)	10.00	9.96	79
PIMCO VIT Total Return Portfolio – Advisor Class
2019	10.02	10.69	2,627
2018	10.23	10.02	1,939
2017	9.90	10.23	1,621
2016	9.80	9.90	981
2015	10.00	9.80	308
Victory VIF Diversified Stock Fund – Class A Shares
2019	10.90	13.81	19
2018	12.77	10.90	21
2017	9.81	12.77	22
2016	9.59	9.81	2
2015	10.00	9.59	0

(a)	For the Period May 1, 2016 (commencement of operations in the Separate Account) through December 31, 2016.

(b)	For the Period May 1, 2017 (commencement of operations in the Separate Account) through December 31, 2017.

(c)	For the Period November 13, 2017 (commencement of operations in the Separate Account) through December 31, 2017.

(d)	For the Period May 1, 2018 (commencement of operations in the Separate Account) through December 31, 2018.

(e)	On November 30, 2018, MainStay VP Absolute Return Multi-Strategy merged into MainStay VP IQ Hedge Multi-Strategy.

(f)	For the Period May 1, 2019 (commencement of operations in the Separate Account) through December 31, 2019.

For Premium based M&E Charge Policies:

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
(Accumulation unit value in dollars and number of accumulation units in thousands)

MainStay VP Balanced – Service Class
2019	10.73	12.49	4,122
2018	11.61	10.73	4,038
2017	10.58	11.61	3,713
2016	9.62	10.58	2,405
2015	10.00	9.62	852
MainStay VP Bond – Service Class
2019	10.47	11.40	6,485
2018	10.60	10.47	3,611
2017	10.23	10.60	2,522
2016	9.91	10.23	1,584
2015	10.00	9.91	317
MainStay VP CBRE Global Infrastructure – Service Class
2019	7.49	7.87	875
2018	10.39	7.49	796
2017	9.65	10.39	698
2016	7.51	9.65	487
2015	10.00	7.51	145
MainStay VP Conservative Allocation – Service Class
2019	10.49	12.01	5,268
2018	11.24	10.49	4,984
2017	10.17	11.24	4,329
2016	9.58	10.17	3,145
2015	10.00	9.58	925
MainStay VP Emerging Markets Equity – Service Class
2019	9.36	11.21	412
2018	11.81	9.36	523
2017	8.27	11.81	670
2016	7.80	8.27	251
2015	10.00	7.80	87
MainStay VP Epoch U.S. Equity Yield – Service Class
2019	10.97	13.58	2,217
2018	11.60	10.97	2,252
2017	9.80	11.60	2,096
2016	9.37	9.80	1,665
2015	10.00	9.37	709
MainStay VP Fidelity Institutional AM® Utilities – Service Class
2019	10.60	13.03	8,277
2018	10.54	10.60	8,264
2017	9.21	10.54	8,379
2016	8.29	9.21	5,645
2015	10.00	8.29	2,305
MainStay VP Floating Rate – Service Class
2019	10.88	11.77	5,920
2018	10.92	10.88	5,989
2017	10.53	10.92	3,673
2016	9.73	10.53	2,254
2015	10.00	9.73	731
MainStay VP Growth Allocation – Service Class
2019	10.58	13.14	19,484
2018	12.15	10.58	21,360

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2017	9.93	12.15	19,467
2016	9.26	9.93	13,742
2015	10.00	9.26	4,744
MainStay VP Income Builder – Service Class
2019	10.82	12.74	5,115
2018	11.44	10.82	4,451
2017	10.19	11.44	4,220
2016	9.35	10.19	2,507
2015	10.00	9.35	818
MainStay VP Indexed Bond – Service Class
2019	10.04	10.84	3,153
2018	10.13	10.04	1,032
2017(b)	10.00	10.13	59
MainStay VP IQ Hedge Multi-Strategy – Service Class
2019	8.30	8.99	10,675
2018(e)	8.94	8.30	11,278
2017	8.99	8.94	9,899
2016	9.00	8.99	5,711
2015	10.00	9.00	1,624
MainStay VP Janus Henderson Balanced – Service Class
2019	12.10	14.84	7,960
2018	12.08	12.10	6,727
2017	10.23	12.08	5,074
2016	9.80	10.23	3,330
2015	10.00	9.80	918
MainStay VP MacKay Common Stock – Service Class
2019	12.25	15.42	4,316
2018	13.04	12.25	4,558
2017	10.64	13.04	4,622
2016	9.78	10.64	2,408
2015	10.00	9.78	556
MainStay VP MacKay Convertible – Service Class
2019	11.48	14.03	8,612
2018	11.78	11.48	7,147
2017	10.55	11.78	5,066
2016	9.43	10.55	2,766
2015	10.00	9.43	1,161
MainStay VP MacKay Government – Service Class
2019	10.18	10.70	3,005
2018	10.21	10.18	1,816
2017	10.02	10.21	737
2016	9.94	10.02	619
2015	10.00	9.94	90
MainStay VP MacKay Growth – Service Class
2019	12.22	15.85	247
2018	12.80	12.22	266
2017	9.84	12.80	317
2016	9.82	9.84	252
2015	10.00	9.82	104
MainStay VP MacKay High Yield Corporate Bond – Service Class
2019	11.47	12.95	32,605
2018	11.67	11.47	28,385
2017	10.95	11.67	25,636
2016	9.44	10.95	15,687
2015	10.00	9.44	5,207

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
MainStay VP MacKay International Equity – Service Class
2019	10.88	13.54	2,539
2018	12.33	10.88	1,833
2017	9.32	12.33	1,094
2016	9.83	9.32	570
2015	10.00	9.83	248
MainStay VP MacKay Mid Cap Core – Service Class
2019	10.79	13.23	5,685
2018	12.29	10.79	3,868
2017	10.34	12.29	2,937
2016	9.32	10.34	1,903
2015	10.00	9.32	790
MainStay VP MacKay S&P 500 Index – Service Class
2019	12.60	16.50	18,449
2018	13.23	12.60	15,115
2017	10.92	13.23	11,605
2016	9.80	10.92	5,782
2015	10.00	9.80	1,771
MainStay VP MacKay Small Cap Core – Service Class
2019	11.45	13.45	2,311
2018	13.52	11.45	732
2017	11.89	13.52	490
2016(a)	10.00	11.89	231
MainStay VP MacKay Unconstrained Bond – Service Class
2019	10.55	11.27	21,298
2018	10.71	10.55	22,125
2017	10.24	10.71	20,737
2016	9.55	10.24	12,958
2015	10.00	9.55	3,837
MainStay VP Mellon Natural Resources – Initial Class
2019	6.17	7.20	1,544
2018	8.65	6.17	1,477
2017	8.71	8.65	1,238
2016	6.07	8.71	900
2015	10.00	6.07	244
MainStay VP Moderate Allocation – Service Class
2019	10.57	12.48	9,787
2018	11.57	10.57	10,936
2017	10.09	11.57	9,191
2016	9.51	10.09	6,550
2015	10.00	9.51	2,260
MainStay VP Moderate Growth Allocation – Service Class
2019	10.60	12.84	17,603
2018	11.90	10.60	19,647
2017	10.06	11.90	17,667
2016	9.37	10.06	12,521
2015	10.00	9.37	3,759
MainStay VP PIMCO Real Return – Service Class
2019	10.06	10.93	5,443
2018	10.35	10.06	3,222
2017	10.03	10.35	1,990
2016	9.55	10.03	922
2015	10.00	9.55	179

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
MainStay VP Small Cap Growth – Service Class
2019	11.81	14.79	1,584
2018	12.99	11.81	1,264
2017	10.60	12.99	628
2016	9.66	10.60	371
2015	10.00	9.66	173
MainStay VP T. Rowe Price Equity Income – Service Class
2019	11.40	14.37	1,757
2018	12.61	11.40	2,032
2017	10.88	12.61	2,280
2016	9.18	10.88	1,319
2015	10.00	9.18	388
MainStay VP U.S. Government Money Market – Initial Class
2019	10.19	10.37	3,568
2018	10.05	10.19	4,648
2017	10.00	10.05	2,717
2016	10.00	10.00	3,707
2015	10.00	10.00	650
MainStay VP Winslow Large Cap Growth – Service Class
2019	13.60	18.13	9,199
2018	13.17	13.60	8,081
2017	9.97	13.17	5,988
2016	10.23	9.97	3,979
2015	10.00	10.23	1,215
American Funds IS Asset Allocation Fund – Class 4
2019	9.58	11.59	2,230
2018(d)	10.00	9.58	1,252
American Funds IS Blue Chip Income and Growth Fund – Class 4
2019	9.67	11.70	4,741
2018	10.61	9.67	2,076
2017(c)	10.00	10.61	42
American Funds IS Global Small Capitalization Fund – Class 4
2019	10.60	13.91	856
2018	11.88	10.60	858
2017	9.46	11.88	647
2016	9.29	9.46	345
2015	10.00	9.29	118
American Funds IS Growth Fund – Class 4
2019	10.18	13.28	1,984
2018	10.23	10.18	1,163
2017(c)	10.00	10.23	33
American Funds IS New World Fund® – Class 4
2019	10.61	13.67	5,696
2018	12.38	10.61	5,189
2017	9.59	12.38	3,563
2016	9.13	9.59	2,402
2015	10.00	9.13	754
BlackRock® Global Allocation V.I. Fund – Class III
2019	10.29	12.12	4,748
2018	11.14	10.29	5,046
2017	9.79	11.14	4,143
2016	9.43	9.79	2,307
2015	10.00	9.43	628
BlackRock® High Yield V.I. Fund – Class III
2019	10.92	12.54	6,366

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2018	11.24	10.92	5,009
2017	10.50	11.24	3,376
2016	9.30	10.50	2,169
2015	10.00	9.30	775
BNY Mellon IP Technology Growth Portfolio – Service Shares
2019	14.79	18.57	4,737
2018	14.98	14.79	4,274
2017	10.52	14.98	2,871
2016	10.08	10.52	1,640
2015	10.00	10.08	549
ClearBridge Variable Appreciation Portfolio – Class II
2019	10.95	14.19	1,507
2018	11.18	10.95	509
2017(b)	10.00	11.18	29
Columbia Variable Portfolio – Commodity Strategy Fund – Class 2
2019	7.47	8.05	291
2018	8.70	7.47	271
2017	8.55	8.70	180
2016	7.61	8.55	133
2015	10.00	7.61	16
Columbia Variable Portfolio – Emerging Markets Bond Fund – Class 2
2019	10.92	12.24	4,671
2018	11.79	10.92	3,012
2017	10.55	11.79	1,827
2016	9.50	10.55	604
2015	10.00	9.50	115
Columbia Variable Portfolio – Small Cap Value Fund – Class 2
2019	11.41	13.81	1,121
2018	13.95	11.41	1,236
2017	12.24	13.95	931
2016	9.22	12.24	415
2015	10.00	9.22	106
Delaware VIP® Small Cap Value Series – Service Class
2019	8.65	11.04	327
2018	10.41	8.65	176
2017(c)	10.00	10.41	3
DWS Alternative Asset Allocation VIP – Class B
2019	9.83	11.24	7,956
2018	10.84	9.83	4,905
2017	10.13	10.84	2,439
2016(a)	10.00	10.13	671
Fidelity® VIP ContrafundSM Portfolio – Service Class 2
2019	11.82	15.52	19,302
2018	12.66	11.82	20,674
2017	10.42	12.66	18,519
2016	9.67	10.42	13,032
2015	10.00	9.67	4,331
Fidelity® VIP Emerging Markets Portfolio – Service Class 2
2019	8.32	10.75	549
2018(d)	10.00	8.32	264
Fidelity® VIP Equity-Income PortfolioSM – Service Class 2
2019	11.29	14.35	3,779
2018	12.34	11.29	2,255
2017	10.95	12.34	1,370

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2016	9.31	10.95	701
2015	10.00	9.31	169
Fidelity® VIP FundsManager® 60% Portfolio – Service Class
2019(f)	10.00	10.87	51
Fidelity® VIP Growth Opportunities Portfolio – Service Class 2
2019	15.11	21.23	4,464
2018	13.47	15.11	3,057
2017	10.04	13.47	2,243
2016	10.03	10.04	1,368
2015	10.00	10.03	527
Fidelity® VIP Health Care Portfolio – Service Class 2
2019(f)	10.00	12.27	379
Fidelity® VIP International Index Portfolio – Service Class 2
2019(f)	10.00	10.77	32
Fidelity® VIP Mid Cap Portfolio – Service Class 2
2019	10.80	13.30	2,396
2018	12.67	10.80	2,563
2017	10.51	12.67	2,001
2016	9.39	10.51	1,089
2015	10.00	9.39	385
Invesco V.I. American Value Fund – Series II Shares
2019	9.62	12.00	673
2018	11.04	9.62	623
2017	10.07	11.04	540
2016	8.74	10.07	417
2015	10.00	8.74	259
Invesco V.I. International Growth Fund – Series II Shares
2019	9.33	11.96	5,609
2018	11.00	9.33	6,466
2017	8.96	11.00	5,255
2016	9.03	8.96	3,502
2015	10.00	9.03	1,041
Janus Henderson Enterprise Portfolio – Service Shares
2019	10.15	13.72	1,711
2018	10.22	10.15	887
2017(c)	10.00	10.22	33
Janus Henderson Global Research Portfolio – Service Shares
2019	10.88	14.00	760
2018	11.70	10.88	567
2017	9.24	11.70	401
2016	9.07	9.24	247
2015	10.00	9.07	170
MFS® International Intrinsic Value Portfolio – Service Class
2019	10.34	12.99	2,415
2018	11.45	10.34	1,178
2017(b)	10.00	11.45	209
MFS® Investors Trust Series – Service Class
2019	12.26	16.09	6,321
2018	13.00	12.26	5,676
2017	10.57	13.00	4,546
2016	9.76	10.57	2,697
2015	10.00	9.76	798
MFS® Research Series – Service Class
2019	12.41	16.46	2,939

	Accumulation unit value
	Beginning of period	End of period	Number of accumulation units
2018	13.01	12.41	1,661
2017	10.57	13.01	827
2016	9.75	10.57	543
2015	10.00	9.75	154
Morgan Stanley VIF U.S. Real Estate Portfolio – Class II
2019	10.32	12.24	1,889
2018	11.21	10.32	1,743
2017	10.90	11.21	1,804
2016	10.23	10.90	1,406
2015	10.00	10.23	354
Neuberger Berman AMT Mid Cap Growth Portfolio – Class S
2019	11.44	15.15	5,683
2018	12.24	11.44	5,686
2017	9.83	12.24	4,787
2016	9.43	9.83	3,525
2015	10.00	9.43	1,322
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged) – Advisor Class
2019	11.03	11.79	12,499
2018	10.81	11.03	12,453
2017	10.53	10.81	11,818
2016	9.90	10.53	7,725
2015	10.00	9.90	2,329
PIMCO VIT Low Duration Portfolio – Advisor Class
2019	10.21	10.61	3,205
2018	10.19	10.21	2,928
2017	10.06	10.19	2,278
2016(a)	10.00	10.06	591
PIMCO VIT Total Return Portfolio – Advisor Class
2019	10.58	11.45	16,036
2018	10.65	10.58	13,250
2017	10.16	10.65	11,111
2016	9.90	10.16	7,527
2015	10.00	9.90	2,133
Victory VIF Diversified Stock Fund – Class A Shares
2019	11.05	14.18	125
2018	12.74	11.05	135
2017	10.07	12.74	143
2016	9.70	10.07	139
2015	10.00	9.70	72

(a)	For the Period May 1, 2016 (commencement of operations in the Separate Account) through December 31, 2016.

(b)	For the Period May 1, 2017 (commencement of operations in the Separate Account) through December 31, 2017.

(c)	For the Period November 13, 2017 (commencement of operations in the Separate Account) through December 31, 2017.

(d)	For the Period May 1, 2018 (commencement of operations in the Separate Account) through December 31, 2018.

(e)	On November 30, 2018, MainStay VP Absolute Return Multi-Strategy merged into MainStay VP IQ Hedge Multi-Strategy.

(f)	For the Period May 1, 2019 (commencement of operations in the Separate Account) through December 31, 2019.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION AND THE SEPARATE ACCOUNT

New York Life Insurance and Annuity Corporation

New York Life Insurance and Annuity Corporation (“NYLIAC”) is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident and health insurance and annuities in the District of Columbia and all states. In addition to the policies described in this Prospectus, NYLIAC offers life insurance policies and other annuities.

NYLIAC is a wholly-owned subsidiary of New York Life Insurance Company, a mutual life insurance company doing business in New York since 1845. NYLIAC held assets of $174.6 billion at the end of 2019. New York Life Insurance Company has invested in NYLIAC, and will occasionally make additional contributions to NYLIAC in order to maintain capital and surplus in accordance with state requirements. The obligations under the policies are obligations of NYLIAC.

The Separate Account

Separate Account-III was established on November 30, 1994 and Separate Account-IV was established on June 10, 2003, pursuant to resolutions of the NYLIAC Board of Directors. The Separate Accounts are registered as unit investment trusts with the Securities and Exchange Commission under the Investment Company Act of 1940. This registration does not signify that the Securities and Exchange Commission supervises the management, or the investment practices or policies, of the Separate Accounts.

Although the assets of the Separate Accounts belong to NYLIAC, these assets are held separately from our other assets. The Separate Accounts’ assets are not chargeable with liabilities incurred in any of NYLIAC’s other business operations (except to the extent that assets in the Separate Accounts exceed the reserves and other liabilities of that Separate Account). The income, capital gains and capital losses incurred on the assets of the Separate Accounts are credited to or charged against the assets of the Separate Accounts without regard to the income, capital gains or capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Accounts is entirely independent of the investment performance of the Fixed Account, the DCA Advantage Account and any other separate account of NYLIAC.

Separate Account III currently consists of 100 Investment Divisions, some of which may not be available under your policy. Separate Account IV currently consists of 76 Investment Divisions, some of which may not be available under your policy. The available Investment Divisions are listed on the first and second page of this Prospectus. Premium payments allocated to the Investment Divisions are invested solely in the corresponding Eligible Portfolios of the relevant Fund.

The Portfolios

The assets of each Eligible Portfolio are separate from the others and each such Portfolio has different investment objectives and policies. As a result, each Eligible Portfolio operates as a separate investment fund and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio. You can make or lose money in any of the Investment Divisions. Portfolios described in this Prospectus are different from portfolios that may have similar names but are available directly to the general public. The funds available directly to the general public may have the same adviser, same name, same investment objectives and policies, and substantially similar portfolio securities, but the investment performance may not be the same.

We offer no assurance that any of the Eligible Portfolios will attain their respective stated objectives.

The Funds also may make their shares available to certain other separate accounts funding variable life insurance policies offered by NYLIAC. This is called “mixed funding.” The Funds also may make their shares available to separate accounts of insurance companies unaffiliated with NYLIAC. This is called “shared funding.” Although we do not anticipate any inherent difficulties arising from mixed and shared funding, it is theoretically possible that, due to differences in tax treatment or other considerations, the interests of owners of various policies participating in a certain Fund might at some time be in conflict. In the event that any material conflicts arise from the use of the Funds for mixed and shared funding, we could be required to withdraw from an Eligible Portfolio. For more information about the risks of mixed and shared funding, please refer to the relevant Fund prospectus.

The Funds and Eligible Portfolios offered through this product are selected by NYLIAC based on several criteria, including asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. An affiliate of NYLIAC manages the Mainstay VP Funds Trust and that was a factor in its selection. Another factor that NYLIAC considers during the selection process is whether the Fund or Eligible Portfolio or an affiliate of the Fund will compensate NYLIAC for providing administrative, marketing, and support services that would otherwise be provided by the Fund, the Fund’s investment adviser, or its distributor.

We may receive payments or compensation from the Funds or their investment advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution, and other services we provide with respect to the Eligible Portfolios and their availability through the policies. These payments may be derived, in whole or in part, from the advisory fee charged by the Fund and deducted from Fund assets and/or from “Rule 12b-1” fees charged by the Fund and deducted from Fund assets. These payments are also a factor in our selection of Funds and Eligible Portfolios. NYLIAC may use these payments for any corporate purpose, including payment of expenses that NYLIAC and/or its affiliates incur in promoting, marketing, and administering the policies, and in its role as an intermediary of the Funds. Policyowners, through their indirect investment in the Funds, bear the costs of these fees.

The amounts we receive may be substantial, may vary by Eligible Portfolio, and may depend on how much policy value is invested in the particular Eligible Portfolio or Fund. NYLIAC and its affiliates may profit from these payments. Currently, we receive payments or revenue under various arrangements in amounts up to 0.35% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. We also receive compensation under various distribution services arrangements in amounts up to 0.25% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. The compensation that your registered representative receives remains the same regardless of which Investment Divisions you choose or the particular arrangements applicable to those Investment Divisions.

Asset Allocation Models

We have elected to discontinue the Asset Allocation Model program. Beginning May 1, 2020, you may not select an Asset Allocation Model or transfer from one Asset Allocation Model to another Asset Allocation Model. If any portion of your Accumulation Value is currently allocated to an Asset Allocation Model, you may continue to allocate all or a portion of your premium payments to such model. We will not reallocate your Accumulation Value or change your premium allocation instructions in response to these changes unless you direct us to do so. If, however, you transfer your entire allocation out of an Asset Allocation Model, you will not be able to transfer back into that model or transfer to any other Asset Allocation Model.

Information for Policyholders Currently Allocated to an Asset Allocation Model

Each Asset Allocation Model was designed to seek to achieve a different investment objective. The Asset Allocation Models are general in nature and are not tailored or personalized for you. The Asset Allocation Models are static but gains and/or losses from the Funds in a model will cause the model’s original percentages to shift. However, amounts allocated to a model will be rebalanced to reflect the model’s original percentages using the policy’s Automatic Asset Rebalancing (“AAR”) feature, unless you opted not to have AAR applied to your policy. (See “THE POLICIES-Automatic Asset Rebalancing” for more information.) If you purchased the IPR, IPR 2.0, IPR 3.0 or IPR 4.0, and have opted to allocate your premium payments to one of the available Asset Allocation Models, you cannot opt out of rebalancing, and your allocations to an Asset Allocation Model will be rebalanced quarterly to reflect the model’s original percentages.

In addition, the Investment Divisions and allocation percentages for your model could change due to events such as mergers, substitutions, liquidations or closures. We will notify you in writing of any such events and seek your instructions on how you want your Accumulation Value or premium payments reallocated.

If you wish to keep your policy’s Accumulation Value allocated to an Asset Allocation Model, you should consult with your registered representative, who can help you evaluate whether it continues to be suitable and appropriate for you in light of your financial situation, risk tolerance, time horizon and investment objectives. While the Asset Allocation Models can facilitate asset allocation discussions and decisions between you and your registered representative, we have no discretionary authority or control over your investment decisions.

Rebalancing or periodic updating of Asset Allocation Models can cause the Investment Divisions that make up a model to need to undertake efforts to raise cash for money flowing out of the Funds or vice versa. In order to raise cash, those Funds may need to sell assets at prices lower than otherwise expected, which can hurt Fund share prices. Moreover, large outflows of money from the Funds may increase the expenses attributable to the assets remaining in the Funds. These transactions and expenses can adversely affect the performance of the relevant Funds and of the Asset Allocation Models. In addition, these inflows and outflows may cause a Fund to hold a large portion of its assets in cash, which could detract from the achievement of the Fund’s investment objective, particularly in periods of rising market prices. For additional information regarding the risks of investing in a particular Fund, see that Fund’s prospectus.

Asset allocation does not guarantee that your Accumulation Value will increase or protect against losses in a declining market. Tools used to assess your risk tolerance, such as the Client Profile, could be less effective if your circumstances change over time. In addition, an Asset Allocation Model may not perform as intended. Therefore, it may not achieve its investment objective or reduce volatility. When considering whether to remain in an Asset Allocation Model, you should consider your other assets, income and investments in addition to this policy. An Asset Allocation Model may perform better or worse than any single investment option or any other combination of investment options. In addition, the timing of your investment and any rebalancing may affect performance. For additional information regarding the risks of investing in a particular Fund within the Asset Allocation Model, see that Fund’s prospectus.

Conflicts of Interest Relating to the Asset Allocation Models

The most recent Asset Allocation Models were designed on our behalf by an unaffiliated third-party investment adviser, QS Investors, LLC (“QS Investors”), a subsidiary of Legg Mason, Inc. (the “QS Models”). Earlier versions of the models were designed by New York Life Investment Management LLC, an affiliate of NYLIAC and the Investment Advisor to the MainStay VP Funds Trust (the “NYL Models”). You can get information about each of the Asset Allocation Models by contacting your registered representative.

QS Investors received a fee from NYLIAC to design the QS Models. While the QS Models were designed to offer you a convenient way to work with your registered representative in making allocation decisions, you should be aware that QS Investors was subject to competing interests that may have influenced its design of the QS Models. For example, because affiliates of QS Investors advise the Legg Mason Partners Variable Equity Trust (the “Legg Mason Trust”), QS Investors and the Legg Mason Trust may have benefited from including the ClearBridge Variable Appreciation Investment Division in one or more of the QS Models. Payments from NYLIAC to QS Investors to design the QS Models may have also influenced QS Investors in its selection of Investment Divisions affiliated with NYLIAC for inclusion in the models. QS Investors considered many factors in selecting Investment Divisions for the QS Models, including, but not limited to, risk and return profile, prior investment performance and underlying fund fees.

New York Life Investment Management LLC (“New York Life Investments”) was also subject to competing interests that impacted the composition of the QS Models as well as its design of the NYL Models. For example, because New York Life Investments receives fees for advising the MainStay VP Funds Trust, it benefits from the inclusion of a significant percentage of these Investment Divisions in the QS Models and NYL Models. MainStay VP Investment Divisions represent such a significant percentage of the QS Models and the NYL Models because they constitute the majority of Investment Divisions offered with the policy and are prevalent among the low- and moderate-risk Investment Divisions that make up those models.

In addition, New York Life Investments may not have included certain non-proprietary Investment Divisions in the NYL Models because their investment profile (e.g., sector-specific concentration or shifting asset composition) was determined to be incompatible with the risk and return profile of those models. Finally, New York Life Investments may have included Investment Divisions in a NYL Model based on asset class exposure and they may have also been selected over Investment Divisions with better past investment performance or lower fees.

As noted above, we receive payments or compensation from the Funds or their Investment Advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services that we provide with respect to the Eligible Portfolios and their availability through the policies. The amount of this revenue and how it is computed varies by Fund, may be significant, and may create conflicts of interest in the design of the QS Models and the NYL Models.

The Eligible Portfolios of the relevant Funds, along with their investment advisers, are listed in the following table:

FUND	INVESTMENT ADVISERS	ELIGIBLE PORTFOLIOS
MainStay VP Funds Trust	New York Life Investment Management LLC	MainStay VP Conservative Allocation MainStay VP Growth Allocation MainStay VP Moderate Allocation MainStay VP Moderate Growth Allocation

	Subadviser: New York Life Investors LLC (“NYL Investors”)	MainStay VP Bond MainStay VP Floating Rate MainStay VP Indexed Bond MainStay VP U.S. Government Money Market

	Subadvisers: IndexIQ Advisors LLC	MainStay VP IQ Hedge Multi-Strategy

	Subadvisers: MacKay Shields LLC (“MacKay”) and NYL Investors	MainStay VP Balanced

Subadviser: MacKay

MainStay VP MacKay Common Stock

MainStay VP MacKay Convertible

MainStay VP MacKay Government

MainStay VP MacKay Growth

MainStay VP MacKay High Yield Corporate Bond

MainStay VP MacKay International Equity

MainStay VP MacKay Mid Cap Core

MainStay VP MacKay S&P 500 Index

MainStay VP MacKay Small Cap Core

MainStay VP MacKay Unconstrained Bond

	Subadvisers: Brown Advisory, LLC and Segall Bryant & Hamill, LLC	MainStay VP Small Cap Growth

	Subadviser: CBRE Clarion Securities, LLC	MainStay VP CBRE Global Infrastructure

	Subadvisers: Candriam Belgium and MacKay	MainStay VP Emerging Markets Equity

	Subadviser: Epoch Investment Partners, Inc. (“Epoch”)	MainStay VP Epoch U.S. Equity Yield

	Subadviser: Janus Capital Management LLC	MainStay VP Janus Henderson Balanced

	Subadviser: FIAM LLC (“FIAM”)	MainStay VP Fidelity Institutional AM® Utilities

	Subadviser: Pacific Investment Management Company LLC	MainStay VP PIMCO Real Return

	Subadviser: T. Rowe Price Associates, Inc.	MainStay VP T. Rowe Price Equity Income

	Subadviser: Mellon Investments Corporation	MainStay VP Mellon Natural Resources

	Subadviser: Winslow Capital Management, Inc.	MainStay VP Winslow Large Cap Growth

	Subadvisers: Epoch and MacKay	MainStay VP Income Builder
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	Invesco Advisers, Inc.	Invesco Oppenheimer V.I. Main Street Small Cap Fund® Invesco V.I. American Value Fund Invesco V.I. International Growth Fund

FUND	INVESTMENT ADVISERS	ELIGIBLE PORTFOLIOS
American Funds Insurance Series®	Capital Research and Management CompanySM (“CRMC”)

American Funds IS Asset Allocation Fund

American Funds IS Blue Chip Income and Growth Fund

American Funds IS Global Small Capitalization Fund

American Funds IS Growth Fund

American Funds IS New World Fund®

BlackRock® Variable Series Funds, Inc. BlackRock® Variable Series Funds II, Inc.	BlackRock Advisors, LLC Subadviser: BlackRock International Limited	BlackRock® Global Allocation V.I. Fund BlackRock® High Yield V.I. Fund

BNY Mellon Investment Portfolios	BNY Mellon Investment Adviser, Inc.	BNY Mellon IP Technology Growth Portfolio
Legg Mason Partners Variable Equity Trust	Legg Mason Partners Fund Advisor, LLC Subadviser: ClearBridge Investments, LLC	ClearBridge Variable Appreciation Portfolio
Subadviser: QS Investors, LLC

Legg Mason/QS Aggressive Model Portfolio

Legg Mason/QS Moderately Aggressive Model Portfolio

Legg Mason/QS Moderate Model Portfolio

Legg Mason/QS Moderately Conservative Model Portfolio

Legg Mason/QS Conservative Model Portfolio

Columbia Funds Variable Series Trust II Columbia Funds Variable Insurance Trust	Columbia Management Investment Advisers, LLC Commodity Strategy Subadviser: Threadneedle International Limited	Columbia Variable Portfolio — Commodity Strategy Fund Columbia Variable Portfolio — Emerging Markets Bond Fund Columbia Variable Portfolio — Small Cap Value Fund

Delaware VIP® Trust	Delaware Management Company	Delaware VIP® Small Cap Value Series
Deutsche DWS Variable Series II	DWS Investment Management Americas Inc. Subadviser: RREEF America LLC	DWS Alternative Asset Allocation VIP
Fidelity® Variable Insurance Products Fund	Fidelity Management and Research Company (“FMR”) Subadvisers: Other investment advisers

Fidelity® VIP ContrafundSM Portfolio

Fidelity® VIP Emerging Markets Portfolio

Fidelity® VIP Equity-Income PortfolioSM

Fidelity® VIP FundsManager® 60% Portfolio

Fidelity® VIP Growth Opportunities Portfolio

Fidelity® VIP Health Care Portfolio

Fidelity® VIP International Index Portfolio

Fidelity® VIP Mid Cap Portfolio

Janus Aspen Series	Janus Capital Management LLC	Janus Henderson Enterprise Portfolio Janus Henderson Global Research Portfolio
MFS® Variable Insurance Trust	Massachusetts Financial Services Company (“MFS”)	MFS® Investors Trust Series MFS® Research Series

MFS® Variable Insurance Trust II MFS® Variable Insurance Trust III		MFS® International Intrinsic Value Portfolio MFS® Mid Cap Value Portfolio
Morgan Stanley Variable Insurance Fund, Inc.	Morgan Stanley Investment Management Inc.	Morgan Stanley VIF U.S. Real Estate Portfolio

Neuberger Berman Advisers Management Trust	Neuberger Berman Investment Advisers LLC	Neuberger Berman AMT Mid Cap Growth Portfolio
PIMCO Variable Insurance Trust	Pacific Investment Management Company LLC (“PIMCO”)	PIMCO VIT Income Portfolio PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged) PIMCO VIT Low Duration Portfolio PIMCO VIT Total Return Portfolio
Victory Variable Insurance Funds	Victory Capital Management Inc.	Victory VIF Diversified Stock Fund

Please refer to the accompanying prospectuses of the respective Funds for a complete description of the Funds, the investment advisers, the sub-advisers, and the Portfolios. The Funds’ prospectuses should be read carefully before any decision is made concerning the allocation of premium payments to an Investment Division corresponding to an Eligible Portfolio.

NYLIAC does not provide investment advice and does not recommend or endorse any Eligible Portfolio or Portfolios. NYLIAC is not responsible for choosing the Investment Divisions or the amounts allocated to each. You are responsible for determining that these decisions are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Decisions regarding investment allocations should be carefully considered. You bear the risk of any decline in the value of your policy resulting from the performance of the Portfolios you have chosen.

You should consult with your registered representative to determine which combination of investment options is most appropriate for you, and periodically review your choices.

Certain portfolios, generally referred to as “funds of funds” or “master-feeder arrangements,” may invest all or substantially all of their assets in portfolios of other funds. In such case, you will indirectly pay fees and expenses at both portfolio levels, which would reduce your investment return.

Hedging strategies may be employed by certain portfolios to attempt to provide downside protection during sharp downward movements in equity markets. The cost of these strategies could limit the upside participation of the portfolio in rising equity markets relative to other portfolios.

So-called “alternative” investment strategies may also be used by certain portfolios, which may involve non-traditional asset classes. These alternative investment strategies may be riskier than more traditional investment strategies and may involve leverage or use complex hedging techniques, such as options and derivatives. These may offer potential diversification benefits beyond traditional investment strategies.

Investment decisions should be based on a thorough investigation of all of the information regarding the Eligible Portfolios that are available to you, including each Fund’s prospectus, statement of additional information, and annual and semi-annual reports. Other sources, such as the Fund’s website or newspapers and financial and other magazines, provide more current information, including information about any regulatory actions or investigations relating to a Fund or Eligible Portfolio. After you select Investment Divisions or an available Asset Allocation Model for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

Money Market Fund Fees and Gates

The SEC has adopted rules that provide that all money market funds can impose liquidity fees and/or suspend redemptions under certain circumstances. The liquidity fees can be up to 2% of the amount redeemed, and the suspensions of redemptions (redemption “gates”) can last for ten (10) business days. Money market funds can impose these fees and gates (which could be applied to all policy transfers, surrenders, withdrawals and benefit payments from that portfolio) based on the liquidity of the fund’s assets and other factors.

All types of money market funds can impose these fees and gates, but government money market funds (that invest at least 99.5% of their assets in cash, U.S. government securities and/or repurchase agreements that are secured by cash or government securities) are less likely to impose fees and gates. Nevertheless, there remains a possibility that a government money market fund such as the MainStay VP U.S. Government Money Market Portfolio could impose such fees and gates, which could be applied to all policy transfers, surrenders, withdrawals and benefit payments from the portfolio.

The Legg Mason/QS Model Portfolios—Conflicts of Interest

The Legg Mason/QS Model Portfolio Funds (the “Model Portfolios”) were created on our behalf by an unaffiliated third-party investment adviser, Legg Mason Partners Fund Advisor, LLC (“LMPFA”), a subsidiary of Legg Mason, Inc., for the exclusive use of NYLIAC’s variable annuity and variable life insurance policyholders. Each Model Portfolio, itself an Eligible Portfolio, will actively invest in multiple other funds of various asset classes and strategies (the “Underlying Funds”), to seek to achieve a different investment objective depending on the risk tolerance for the particular Model Portfolio.

The Underlying Funds available to the Model Portfolios for investment are comprised entirely of the initial class or similar shares of the Eligible Portfolios available under your policy, except for (i) Eligible Portfolios that are themselves, funds of funds, and (ii) Eligible Portfolios that did not agree to sell their shares to the Model Portfolios.

LMPFA’s affiliated subadviser, QS Investors, LLC (“QS Investors”) selected the initial composition of each Model Portfolio. Thereafter, QS Investors will manage the Model Portfolios, evaluating assets on a frequent basis and making changes to the investments of the Model Portfolios as deemed necessary. To the extent that NYLIAC adds, deletes, closes or substitutes the Eligible Portfolios available under your policy, the composition of the Underlying Funds available to the Model Portfolios for investment will likewise change. LMPFA and QS Investors have sole discretion relating to investment by the Model Portfolios in the Underlying Funds. Neither NYLIAC, nor its parent company, affiliates or subsidiaries have input into the investment decisions of LMPFA and/or QS Investors. For additional information regarding the risks of investing in a Model Portfolio, see that Model Portfolio’s prospectus.

For providing certain administrative support to LMPFA and QS Investors, Legg Mason Investor Services, LLC, the distributor of the Model Portfolios, compensates NYLIAC based on the aggregate net asset value of the shares of the Model Portfolios held by the Separate Account and other NYLIAC separate accounts (the “NYLIAC Separate Accounts”). NYLIAC also receives Rule 12b-1 fees, which are deducted from the assets of certain share classes of the Model Portfolios. For administrative services that NYLIAC performs with respect to NYLIAC Separate Account assets invested in the Model Portfolios and allocated to the Underlying Funds, NYLIAC receives compensation from the Underlying Funds or their investment advisers, or from other service providers of the Underlying Funds based on the aggregate net asset value of the Underlying Fund shares held by the Model Portfolios and attributable to investment by the NYLIAC Separate Accounts. The fees paid by the Underlying Funds for such services are paid at the same annual rate and fee schedule as the fees paid by the Underlying Funds for administrative services with respect to net assets of the Eligible Portfolios held directly by the NYLIAC Separate Accounts. See “NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION AND THE SEPARATE ACCOUNT—The Portfolios” for more information about these payments.

These payments are a factor in our selection of the Eligible Portfolios, which in turn, are available to the Model Portfolios for investment. Policyowners, through their direct investment in the Model Portfolios and their indirect investment in the Underlying Funds, bear the costs of these fees. However, only LMPFA and QS Investors will determine the portion of the Model Portfolios’ assets, if any, that are invested in particular Underlying Funds. LMPFA and QS Investors receive no payments from the Underlying Funds in connection with an investment by the Model Portfolios (except to the extent described below), nor do they know the terms of the payment arrangements (if any) between the Underlying Funds and NYLIAC.

LMPFA and QS Investors are also subject to competing interests that may influence their investment decisions with respect to the Model Portfolios. For example, LMPFA is the investment adviser for both the Model Portfolios and for the ClearBridge Variable Appreciation Portfolio, one of the available Underlying Funds, and receives a management fee from that fund. LMPFA and QS Investors, therefore, have an incentive to allocate a greater portion of a Model Portfolio’s assets to the ClearBridge Variable Appreciation Portfolio rather than to unaffiliated funds.

As noted above, we receive payments or compensation from the Underlying Funds or their Investment Advisers, or from other service providers of the Underlying Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services that we provide with respect to such Underlying Fund and their availability through the Model Portfolios. The amount of this revenue and how it is computed varies by each Underlying Fund, may be significant, and may create conflicts of interest in the selection of the Eligible Portfolios that are available to the Model Portfolios for investment.

Additions, Deletions, or Substitutions of Investments

NYLIAC retains the right, subject to any applicable law, to make additions to, deletions from, or substitutions for, the Eligible Portfolio shares held by any Investment Division. NYLIAC reserves the right to eliminate the shares of any of the Eligible Portfolios and to substitute shares of another portfolio of a Fund, or of another registered open-end management investment company. We may do this if the shares of the Eligible Portfolios are no longer available for investment or if we believe investment in any Eligible Portfolio would become inappropriate in view of the purposes of the Separate Account, which is to serve as the funding vehicle for the Policy and certain other variable annuity policies issued by NYLIAC. An investment in an Eligible Portfolio could become inappropriate if, for example, that Eligible Portfolio performs poorly, undergoes a significant management change, or changes its investment objective or investment policies such that they are no longer consistent with the purposes of the policies funded by the Separate Account.

To the extent required by law, we will not make substitutions of shares attributable to your interest in an Investment Division until you have been notified of the change. This does not prevent the Separate Account from purchasing other securities for other series or classes of policies, or from processing a conversion between series or classes of policies on the basis of requests made by policyowners.

We may establish new Investment Divisions when we determine, in our sole discretion, that marketing, tax, investment, or other conditions so warrant. We will make any new Investment Divisions available to existing policyowners on a basis we determine. We may also eliminate one or more Investment Divisions, if we determine, in our sole discretion, that marketing, tax, investment, or other conditions warrant. Please note that any such changes could affect the performance of the Asset Allocation Models.

In the event of any substitution or change, NYLIAC may, by appropriate endorsement, change the policies to reflect such substitution or change. We also reserve the right to: (a) operate the Separate Account as a management company under the Investment Company Act of 1940, (b) deregister it under such Act in the event such registration is no longer required, (c) combine it with one or more other separate accounts, and (d) restrict or eliminate the voting rights of persons having voting rights as to the Separate Account as permitted by law.

Reinvestment

We automatically reinvest all dividends and capital gain distributions from Eligible Portfolios in shares of the distributing Portfolio at their net asset value on the payable date.

THE POLICIES

This is a flexible premium policy, which means additional premium payments can be made. The policy is issued on the lives of individual Annuitants.

The policies are variable. This means that the Accumulation Value will fluctuate based on the investment experience of the Investment Divisions or available Asset Allocation Model you select, as well as the interest credited on the Fixed Account Accumulation Value and the DCA Advantage Account Accumulation Value. NYLIAC does not guarantee the investment performance of the Separate Account or of the Eligible Portfolios. You bear the entire investment risk with respect to amounts allocated to the Investment Divisions of the Separate Account or an Asset Allocation Model. We offer no assurance that the investment objectives of the Investment Divisions or an Asset Allocation Model will be achieved. Accordingly, amounts allocated to the Investment Divisions of the Separate Account or an Asset Allocation Model are subject to the risks inherent in the securities markets and, specifically, to price fluctuations in the Eligible Portfolios’ investments.

As the Owner of the policy, you have the right to (a) change a revocable Beneficiary, (b) name a new Owner (on Non-Qualified Policies only), (c) receive Income Payments, (d) name a Payee to receive Income Payments, and (e) transfer funds among the Investment Divisions. You cannot lose these rights. However, all rights of ownership cease upon your death. For Inherited IRA policies, Inherited Roth IRA policies and Inherited Non-Qualified policies, ownership changes are not permitted.

The current policyowner of a Non-Qualified Policy (other than an Inherited Non-Qualified policy) has the right to transfer ownership to another person(s) or entity.

To transfer ownership, the policyowner must complete our approved “Transfer of Ownership” form in effect at the time of the request. This change, unless otherwise specified by you, will take effect as of the date you signed the form, subject to any payment we made or action we took before we received the form. When this change takes effect, all rights of ownership in the Policy will pass to the new Owner. Changing the Owner of the Policy does not change an Annuitant or any Beneficiary. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person or entity that becomes the Owner of an existing policy. This means the new policyowner(s) will be required to provide their name, address, date of birth, and other identifying information. To complete a transfer of ownership, the new policyowner(s) may also be required to submit financial and suitability information.

Certain provisions of the policies may be different than the general description in this Prospectus, and certain riders and options may not be available, because of legal requirements or restrictions in your state. See your policy for specific variations because any such state variations will be included in your policy or in riders or endorsements attached to your policy. See also “APPENDIX 4—STATE VARIATIONS” for specific information that may be applicable for your state.

Selecting the Variable Annuity That’s Right for You

In addition to the policies described in this Prospectus, we offer other variable annuities, each having different features, fees, and charges. Your registered representative can help you decide which is best for you based on your individual circumstances, time horizon, and policy feature preferences.

The availability of optional policy features may increase the cost of the policy. Therefore, when selecting a policy, you should consider what policy features you plan to use within your variable annuity. You should also consider the different surrender charge period associated with each policy in light of the length of time you plan to hold your policy (i.e., your time horizon). If you intend to make multiple contributions to your policy over time, you may want to consider a surrender charge period that is based on the Policy Date. If you intend to make a single contribution or limited contributions over time, you may want to consider a policy with a surrender charge period that is based on each premium payment. In addition to the surrender charges, you should also evaluate the available policy features and the different fees associated with each of the features and of the policy.

You should consider the investment objectives, risks, charges and expenses of an investment carefully before investing. Both the product and underlying fund prospectuses contain this and other information about the variable annuities and underlying investment options. Your registered representative can provide you with prospectuses for one or more of these variable annuities and the underlying funds. Please read the prospectuses carefully before investing.

Qualified and Non-Qualified Policies

We designed the policies primarily for the accumulation of retirement savings, and to provide income at a future date by annuitizing the policy or purchasing future income through the Future Income Rider, if available (See Riders – “Future Income Rider” below, for more information). We issue both Qualified and Non-Qualified Policies. Both types of policies offer tax-deferred accumulation. You may purchase a Non-Qualified Policy to provide for retirement income other than through a tax-qualified plan. You may purchase a Qualified Policy for use with any one of the tax-qualified plans listed below. Other tax-qualified plan types may be made available in the future. For more information, contact your registered representative.

(1)

TSAs purchased by employees of certain tax-exempt organizations and certain state-supported educational institutions, in each case in accordance with the employer’s plan document and/or applicable tax requirements (see FEDERAL TAX MATTERS—Qualified Policies—Important Information Regarding Final Code Section 403 (b) Regulations). We will no longer be accepting contributions or issuing new policies for ERISA 403(b) plans;

(2)	Section 408 or 408A Individual Retirement Annuities (IRAs), including: Roth IRAs, Inherited IRAs, Inherited Roth IRAs, SEP and SIMPLE IRAs.

Please see “FEDERAL TAX MATTERS” for a detailed description of these plans.

If you are considering the purchase of a Qualified Policy or a Non-Qualified Policy to fund another type of tax-qualified retirement plan, such as a plan qualifying under Section 401(a) of the Code, you should be aware that this policy will fund a retirement plan that already provides tax deferral under the Code and there are fees and charges in an annuity that may not be included in other types of investments. Therefore, the tax deferral of the annuity does not provide additional benefits. However, this annuity is designed to provide certain payment guarantees and features other than tax deferral, some of which may not be available in other investments. These additional features and benefits include:

•	A guaranteed death benefit, as explained in this prospectus.

•	The option for you to receive a guaranteed stream of Income Payments for life after you have owned the policy for one year.

•	The option to purchase a future income stream through a Future Income Rider, (not available for applications signed on or after May 1, 2017).

•	A Fixed Account that features a guaranteed fixed interest rate.

•	An optional Interest Sweep feature that automatically transfers interest earned on monies in the Fixed Account to Investment Divisions offered under the policy.

•	The flexibility to easily transfer money among Investment Divisions in the annuity managed by different investment managers and to have your investment mix automatically rebalanced periodically.

These features are explained in detail in this prospectus. You should purchase this annuity with tax-qualified money because of the additional features the annuity provides and not for the tax deferral to which the tax-qualified plan is already entitled. You should consult with your tax or legal adviser to determine if the policy is suitable for your tax qualified plan. See APPENDIX 3 for more information about when the policy can be issued under certain types of qualified plans.

Policy Application and Premium Payments

To purchase a policy, you must complete an application (acceptance of applications is subject to NYLIAC’s rules and we reserve the right to reject any application). The application is sent by your registered representative to NYLIAC’s Cleveland or Dallas Service Center with your initial premium payment. (Initial premium payments received in connection with 1035 exchanges, rollovers and TSAs must be sent to either the Cleveland or Dallas Service Center, or one of the addresses noted in Question 18 of this prospectus.) If the application is in Good Order, we will credit the initial premium payment to the Allocation Options you have selected within two Business Days after receipt at the Cleveland or Dallas Service Center. (Or, in the case of initial premium payments received in connection with 1035 exchanges, rollovers and TSAs, at the Cleveland or Dallas Service Centers or at one of the addresses noted in Question 18 of this Prospectus.) If we cannot credit the initial premium payment within five Business Days after we receive it because the application is not in

Good Order, we will contact you and explain the reason for the delay. Unless you consent to NYLIAC’s retaining the initial premium payment and crediting it as soon as the necessary requirements are fulfilled, we will refund the initial premium payment immediately; however, if you paid the initial premium by check, we can delay that refund payment until your check has cleared.

Acceptance of applications is subject to NYLIAC’s rules. We reserve the right to reject any application or initial premium payment. Generally, only one policyowner is named. If we issue a jointly owned policy, ownership rights and privileges under the policy must be exercised jointly and benefits under the policy will be paid upon the death of any joint owner. Acceptance of premium payments is subject to our Suitability Standards.

You may allocate premium payments in up to 18 of the Investment Divisions, some of which may not be available under your policy, one of the available Asset Allocation Models, as well as the DCA Advantage Account and the Fixed Account you have chosen immediately. If in Good Order, we will credit subsequent premium payments to the policy at the close of the Business Day on which they are received by NYLIAC. Moreover, you may increase or decrease the percentages of the premium payments (which must be in whole number percentages) allocated to each Allocation Option or the DCA Advantage Account at the time a premium payment is made.

Unless we permit otherwise, the minimum initial premium payment is $5,000 ($10,000 for policies issued in connection with a Pension/Keogh plan). You may make additional premium payments of at least $2,500 for Qualified Policies and $5,000 for Non-Qualified Policies, or such lower amount as we may permit at any time. Additional premium payments can be made until 12 months after you reach age 75. The currently available methods of payment are direct payments to NYLIAC or any other method agreed to by us. The maximum aggregate amount of premium payments we accept is $1,000,000 without prior approval. NYLIAC reserves the right to limit the dollar amount of any premium payment. You must allocate a minimum of $2,000 to the DCA Advantage Account.

For Qualified Policies, you may not make premium payments in any Policy Year that exceed the amount permitted by the plan or applicable law. For Inherited IRAs, Inherited Roth IRAs and Inherited Non-Qualified policies, additional premium payments are not permitted.

While IPR 2.0, IPR 3.0 or IPR 4.0 are in effect, you may only make premium payments to your policy in the first Policy Year or after the Holding Period End Date, as applicable.

Acceptance of subsequent premium payments is subject to our Suitability Standards.

Minimum premium payments may be different if you select certain optional riders with your Contract:

(i)	For Accumulation Value Based M&E Charge policies, if you elect IPR 4.0, the minimum premium payment is $500,000 and you may only choose the 12- or 13-year Holding Period.

(ii)	For Premium Based M&E Charge policies, if you elect IPR 4.0 and choose the 20-year Holding Period, the minimum premium payment is $500,000.

We reserve the right to reject any application. Regarding the minimum premium payments set forth in conditions (i) and (ii) above, if you are exchanging more than one annuity contract or life insurance policy for one of the Contracts, or if your premium payment will be paid from different sources (e.g., personal check and proceeds from a brokerage account), we will allow the proceeds to be used as the premium payment for the Contract, provided they are received within 150 days of the date the Contract is issued. When you are purchasing a Contract by exchanging another annuity contract or life insurance policy, or if your premium payment will be paid from different sources, your Contract will be issued on the date we first receive proceeds from your existing annuity contract or life insurance policy, or from any other source. The date we issue your Contract is the Contract Date. We reserve the right to revoke the Contract if proceeds from all of the exchanged annuity contracts or life insurance policies or other different sources do not equal a minimum of $500,000 in aggregate, as required by the conditions set forth in (i) and (ii) above.

Tax-Free Section 1035 Exchanges

Subject to certain restrictions, you can make a tax-free exchange under Section 1035 of the Code of all or a portion of one annuity contract, or all of a life insurance policy for an annuity contract. Section 1035 also provides that an annuity contract may be exchanged in a tax-free transaction for a long-term care insurance policy. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange a life insurance policy or annuity contract for the Contract described in this Prospectus:

•	you might have to pay a withdrawal charge on your previous contract,

•	there will be a new withdrawal charge period for this Contract,

•	other charges under this Contract may be higher (or lower),

•	the benefits may be different,

•	you will no longer have access to any benefits from your previous contract (or the benefits may be different), and

•	access to your cash value following a partial exchange may be subject to tax-related limitations.

If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax, including a 10% federal penalty tax, on the exchange. You should not exchange an existing life insurance policy or another annuity contract for this Contract unless you determine that the exchange is in your best interest. New York Life may accept electronically transmitted instructions from your registered representative or from another insurance carrier for the purpose of effecting a 1035 exchange. If you contemplate such an exchange, you should consult a tax advisor to discuss the potential tax effects of such a transaction.

Payments Returned for Insufficient Funds

If your premium payment is returned for insufficient funds, we reserve the right to reverse your allocation(s) and charge you a $20 fee for each returned payment. In addition, the Fund may also redeem shares to cover any losses it incurs as result of a returned payment. If a payment is returned for insufficient funds for two consecutive periods, the privileges to pay by check or electronically will be suspended until VPSC receives a written request to reinstate it in Good Order at one of the addresses noted in Question 16 of this prospectus, and we agree.

Premium Credit

We will apply a Premium Credit to your Accumulation Value at the time of each premium payment. The Premium Credit is calculated as a percentage of each premium payment. The percentage will depend on the Premium Credit Rate schedule then in effect, and will never be less than 2.00%. The Premium Credit Rate applicable to a premium payment varies, depending on the total amount of premium payments received under the policy (“Total Accumulated Premiums”). Withdrawals will not reduce Total Accumulated Premiums. In addition, if we receive more than one premium payment within 180 days of the Policy Date, we will adjust the Premium Credits applied to such payments using the Premium Credit Rate applicable to the later payment(s) made during that period. We will apply any additional Premium Credit amounts resulting from such adjustments as of the date we receive the later premium payment.

As of the date of this Prospectus, the Premium Credit Rate schedule is as follows:

Total Accumulated Premiums			Credit Rate
at least		less than
Minimum		$500,000	3.00%
$500,000	*	unlimited	4.00%

*	Total Accumulated Premiums in excess of the amount set forth on the Policy Data Page are subject to prior approval. (See “POLICY APPLICATION AND PREMIUM PAYMENTS.”)

You may qualify for the 4% Premium Credit Rate even if your initial premium payment is less than $500,000, if you and up to four of your immediate family members purchase a New York Life Premier Plus Variable Annuity II policy at the same time or if you purchase one or more other New York Life Premier Plus Variable Annuity II policies yourself at the same time, and the aggregate premium paid on all of the policies is at least $1,000,000. In order to aggregate premiums among immediate family members or multiple policies that you purchase, you must, before purchasing the policy, inform your registered representative that you have policies that can be aggregated. NYLIAC reserves the right to reject any request for aggregation of policies.

With notice to you, in our sole discretion, we may change both the Premium Credit Rates and the Total Accumulated Premium ranges applicable to future premium payments under your policy. Subsequent premium payments will receive the Premium Credit Rate then in effect for the applicable range. In setting the Premium Credit Rates and associated ranges, NYLIAC will consider fixed and variable expenses incurred in policy issue, servicing and maintenance, the average length of time that policies issued remain in force along with the mortality experience of those policies, and NYLIAC’s competitive position in the marketplace.

We will deduct the amount of the Premium Credit from the amount returned to you if you cancel your policy. (See “YOUR RIGHT TO CANCEL (“FREE LOOK”).”) We may also deduct from the death benefit proceeds any Premium Credit applied within the 12 months immediately preceding the date of death of the Owner or Annuitant, if applicable. (See “DEATH BEFORE ANNUITY COMMENCEMENT.”)

Premium Credits are allocated to the same Allocation Options based on the same percentages used to allocate your premium payments. We do not consider Premium Credits to be premium payments for purposes of any discussion in this prospectus. Premium Credits are also not considered to be your investment in the policy for tax purposes.

Fees and charges for a policy with a Premium Credit may be higher than those for other policies. For example, we use a portion of the surrender charge and Mortality and Expense Risk and Administrative Costs charge to help recover the cost of providing the Premium Credit under the policy. (See “CHARGES AND DEDUCTIONS” and “SELECTING THE VARIABLE ANNUITY THAT’S RIGHT FOR YOU.”) Over time, the amount of the Premium Credit may be more than offset by those higher charges. We expect to make a profit from those charges.

There may be circumstances in which the purchase of a New York Life Premier Plus Variable Annuity II is less advantageous than the purchase of another New York Life variable annuity which might have lower fees but no Premium Credit. This may be the case, for example, if you intend to make fewer and/or smaller premium payments into the policy, or if you anticipate retaining the policy for a significant time beyond the surrender charge period. Under certain circumstances (such as a period of poor market performance), the fees and charges associated with the Premium Credit may exceed the sum of the Premium Credit and any related earnings. You should consider this possibility before purchasing the policy.

Your Right to Cancel (“Free Look”)

You can cancel the policy within 10 days of delivery of the policy or such longer period as required under state law. To cancel your policy, you must return it and/or provide a written request for cancellation to VPSC at one of the addresses listed in Question 16 of this Prospectus or to the registered representative through whom you purchased it. Except where you are entitled by law to receive the total of premium payments less any prior partial withdrawals, we will promptly return the Accumulation Value, calculated as of the Business Day that either the registered representative through whom you purchased the policy or VPSC receives the policy along with a written request for cancellation in Good Order, less any Premium Credit(s), less any e-delivery credit, (see “THE POLICIES – Electronic Delivery”), but without any deduction for premium taxes or a surrender charge. We will set forth the provision in your policy. See APPENDIX 4 — STATE VARIATIONS for more information about free look provisions in particular states.

If you are entitled to receive the total of premium payments less any prior withdrawals, but your Accumulation Value is higher than that amount as of the date your written request for cancellation is received in Good Order, we will return the Accumulation Value, calculated as set forth above and subject to the deductions noted above.

In response to the public emergency created by the COVID-19 pandemic, New York Life has extended the Free Look period. If your policy was issued on or after February 11, 2020, you can cancel the policy within 60 days of delivery of the policy, or such longer period as required under state law. New York Life reserves the right to discontinue this change at any time. We will notify you of such discontinuation.

Issue Ages

To purchase a Non-Qualified Policy you must not be older than age 75 (oldest Owner, if the policy is jointly owned). We will accept additional premium payments until 12 months after you reach age 75. The Owner, or if the policy is owned by an entity, the Annuitant must not be older than 75 (oldest Annuitant, if the policy has joint Annuitants). For Inherited Non-Qualified policies, the Owner and the Annuitant must be the same individual.

For IRA, Roth IRA, Inherited IRA, Inherited Roth IRA, SIMPLE IRA, TSA and SEP plans, you must also be the Annuitant. We can issue Qualified Policies if you are between the ages of 18 and 75 (between 0-75 for Inherited IRAs and Inherited Roth IRAs). We will accept additional premium payments until 12 months after you reach age 75, unless otherwise limited by the terms of a particular plan.

To qualify for the above referenced maximum age limits to purchase a policy, the policy application must be signed and received at the NYLIAC Variable Products Service Center (“VPSC”) prior to the day the Owner, or if the policy is owned by an entity, the Annuitant becomes age 76. In addition, all funds must be received by VPSC no later than 60 days from the date the Owner or Annuitant, as applicable, becomes age 76, whichever occurs first. Any funds received after such time will be returned.

Transfers

You may transfer amounts between Investment Divisions of the Separate Account, an available Asset Allocation Model or to the Fixed Account any time prior to 30 days before the Annuity Commencement Date, although certain restrictions may apply with respect to transfers into the Fixed Account for Premium based M&E Charge policies, or if you elect the IPR, IPR 2.0, IPR 3.0. or IPR 4.0. You may not make transfers into the DCA Advantage Account. Transfers made from the DCA Advantage Account to the Investment Divisions are subject to different limitations (See “THE DCA ADVANTAGE ACCOUNT”). No transfers are allowed from the DCA Advantage Account to the Fixed Account. Except in connection with transfers made pursuant to traditional Dollar Cost Averaging, Automatic Asset Rebalancing, Interest Sweep and the DCA Advantage Account, the minimum amount that you may transfer from one Investment Division to other Investment Divisions, an available Asset Allocation Model or to the Fixed Account is $500. Except for traditional Dollar Cost Averaging, Automatic Asset Rebalancing, Interest Sweep and the DCA Advantage Account, if the value of the remaining Accumulation Units in an Investment Division would be less than $500 or the Fixed Account would be less than $25 after you make a transfer, we will transfer the entire value unless NYLIAC in its discretion determines otherwise. The amount(s) transferred to other Investment Divisions must be a minimum of $25 for each Investment Division.

Currently, we do not charge for transfers under the policy. However, we reserve the right to charge for each transfer after the first 12 in a given Policy Year, subject to any applicable state insurance law requirements. Any transfer into or out of an available Asset Allocation Model counts as one transfer. Any transfer made in connection with traditional Dollar Cost Averaging, Automatic Asset Rebalancing, Interest Sweep or the DCA Advantage Account will not count as a transfer toward the twelve transfer limit. You may make transfers from the Fixed Account to the Investment Divisions in connection with Interest Sweep and in certain other situations. (See “THE FIXED ACCOUNT.”)

You can request a transfer by any of the three methods listed below. Transfer requests are subject to limitations and must be made in accordance with our established procedures. (See “Online Service at www.newyorklife.com.”)

•	submit your request in writing on a form we approve to VPSC at one of the addresses listed in Question 16 of this prospectus (or any other address we indicate to you in writing);

•	speak to a Customer Service Representative at 800-598-2019 on Business Days between the hours of 9:00 a.m. and 6:00 p.m. (Eastern Time); or

•	make your request through www.newyorklife.com.

We do not currently accept faxed or e-mailed transfer requests, however, we reserve the right to accept them at our discretion. NYLIAC is not liable for any loss, cost or expense for action based on telephone or electronic instructions which are believed to be genuine in accordance with these procedures. Transfer requests received after the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. Eastern Time or received on a non-Business Day, will be priced as of the next Business Day.

Limits on Transfers

Procedures Designed to Limit Potentially Harmful Transfers—The policy is not intended as a vehicle for market timing. Accordingly, your ability to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners.

Any modification of the transfer privilege could be applied to transfers to or from some or all of the Investment Divisions. If not expressly prohibited by the policy, we may, for example:

•	reject a transfer request from you or from any person acting on your behalf;

•	restrict the method of making a transfer;

•	charge you for any redemption fee imposed by an underlying fund; or

•	limit the dollar amount, frequency, or number of transfers.

Currently, if you or someone acting on your behalf requests by telephone and/or electronically transfers into or out of one or more Investment Divisions or an available Asset Allocation Model on three or more days within any 60-day period, we will send you a letter notifying you that the transfer limitation has been exceeded. If we receive an additional transfer request that would result in transfers into or out of one or more Investment Divisions or an Asset Allocation Model on three or more days within any 60-day period, we will process the transfer request. Thereafter, we will immediately suspend your ability to make transfers electronically and by telephone, regardless of whether you have received the warning letter. All subsequent transfer requests for your policy must then be made in writing through the U.S. mail or an overnight courier and received by VPSC at one of the addresses listed in Question 16 of this Prospectus. We will provide you with written notice when we take this action.

We currently do not include the following transfers in these limitations, although we reserve the right to include them in the future: transfers to and from the Fixed Account, the first transfer out of the MainStay VP U.S. Government Money Market Investment Division within six months of the issuance of a policy, and transfers made pursuant to the traditional Dollar Cost Averaging, DCA Advantage Account, Interest Sweep and Automatic Asset Rebalancing.

We may change these limitations or restrictions or add new ones at any time without prior notice; your policy will be subject to these changes regardless of the issue date of your policy. All transfers are subject to the limits set forth in this Prospectus in effect on the date of the transfer request, regardless of when your policy was issued. Note, also, that any applicable transfer rules, either as indicated above or that we may utilize in the future, will be applied even if we cannot identify any specific harmful effect from any particular transfer.

We apply our limits on transfers procedures to all owners of the policy without exception.

Orders for the purchase of Fund portfolio shares are subject to acceptance by the relevant Fund. We will reject or reverse, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Fund portfolio is not accepted by the Fund for any reason. For transfers into multiple Investment Divisions, and/or an available Asset Allocation Model the entire transfer request will be rejected or reversed if any part of it is not accepted by any one of the Funds. We will provide you with written notice of any transfer request we reject or reverse. You should read the Fund prospectuses for more details regarding their ability to refuse or restrict purchases or redemptions of their shares. In addition, a Fund may require us to share specific policyowner transactional data with them, such as taxpayer identification numbers and transfer information.

Risks Associated with Potentially Harmful Transfers—Our procedures are designed to limit potentially harmful transfers. However, we cannot guarantee that our procedures will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. The risks described below apply to policyowners and other persons having material rights under the policies.

•

We do not currently impose redemption fees on transfers or expressly limit the number or size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our procedures in deterring or preventing potentially harmful transfer activity.

•	Our ability to detect and deter potentially harmful transfer activity may be limited by policy provisions.

(1) The underlying fund portfolios may have adopted their own policies and procedures with respect to trading of their respective shares. The prospectuses for the underlying fund portfolios, in effect at the time of any trade, describe any such policies and procedures. The trading policies and procedures of an underlying fund portfolio may vary from ours and be more or less effective at preventing harm. Accordingly, the sole protection you may have against potentially harmful frequent transfers is the protection provided by the procedures described herein.

(2) The purchase and redemption orders received by the underlying fund portfolios reflect the aggregation and netting of multiple orders from owners of the policy and other variable policies issued by us. The nature of these combined orders may limit the underlying fund portfolios’ ability to apply their respective trading policies and procedures. In addition, if an underlying fund portfolio believes that a combined order we submit may reflect one or more transfer requests from owners engaged in potentially harmful transfer activity, the underlying fund portfolio may reject the entire order and thereby prevent us from implementing any transfers that day. We do not generally expect this to happen. Alternatively, Funds may request information on individual policyowner transactions and may impose restrictions on individual policyowner transfer activity.

•

Other insurance companies that invest in the Fund portfolios underlying the policy, may have adopted their own policies and procedures to detect and prevent potentially harmful transfer activity. The policies and procedures of other insurance companies may vary from ours and be more or less effective at preventing harm. If their policies and procedures fail to successfully discourage potentially harmful transfer activity, there could be a negative effect on the owners of all of the variable policies, including ours, whose Investment Divisions correspond to the affected underlying fund portfolios.

•	Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:

(1)	an adverse effect on portfolio management, such as:

(a)	impeding a portfolio manager’s ability to sustain an investment objective;

(b)	causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or

(c)	causing an underlying fund portfolio to liquidate investments prematurely (or at an otherwise inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio.

(2)	increased administrative and Fund brokerage expenses.

(3)

dilution of the interests of long-term investors in an Investment Division if purchases or redemptions into or out of an underlying fund portfolio are made when, and if, the underlying fund portfolio’s investments do not reflect an accurate value (sometimes referred to as “time-zone arbitrage” and “liquidity arbitrage”).

Speculative Investing

Do not purchase the policy if you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme. Your policy may not be traded on any stock exchange or secondary market. By purchasing the policy, you represent and warrant that you are not using the policy, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.

Online Service at www.newyorklife.com

The online service at www.newyorklife.com enables you to sign-up to receive future prospectuses and policyowner annual and semi-annual reports electronically for your policy online at www.newyorklife.com. Electronic delivery is not available for policies that are owned by corporations, trusts or organizations at this time.

Through www.newyorklife.com you can get up-to-date information about your policy and request fund transfers, allocation changes and partial withdrawals. Policies that are jointly owned may not request transactions through www.newyorklife.com. We may revoke online service for certain policyowners (see “THE POLICIES-Limits on Transfers”).

In order to obtain policy information online at www.newyorklife.com, you are required to register for access. You will be required to register a unique User Name and Password to gain access. On www.newyorklife.com you can, among other things, access policy values, change your address, download service forms, view policy statements, and submit policy transactions.

We will use reasonable procedures to make sure that the instructions we receive through www.newyorklife.com are genuine. We are not responsible for any loss, cost, or expense for any actions we take based on instructions received online at www.newyorklife.com that we believe are genuine. We will confirm all transactions in writing.

Financial requests received after 4:00 p.m. (Eastern Time) or on non Business Days will be processed as of the next Business Day.

Currently, online service at www.newyorklife.com is open Monday through Friday, from 6 a.m. until 4 a.m., Saturday, from 6 a.m. until 2 a.m. and Sunday from 7 a.m. until 1 a.m. (Eastern Time).

After login at www.newyorklife.com, you can:

•	e-mail your registered representative or VPSC;

•	obtain current policy values;

•	transfer assets between Investment Divisions;

•	request partial withdrawals;

•	change the allocation of future premium payments;

•	reset your password;

•	change your address;

•	download service forms;

•	view and download policy statements;

•	establish a new or modify an existing Automatic Asset Rebalancing arrangement ;

•	change your phone number or e-mail address;

•	view and update beneficiary information;

•	update your Client Profile; and

•	enroll in electronic delivery of select policy materials.

We make the online service at www.newyorklife.com available at our discretion. In addition, availability of online service may temporarily be interrupted at certain times. We do not assume responsibility for any loss while online service at www.newyorklife.com is unavailable. If you are experiencing problems, you can send service requests to us at one of the addresses listed in Question 15 of this Prospectus.

Information System Failures and Cybersecurity Risks

We rely on technology, including digital communications and data storage networks and systems, to conduct our variable product business activities. Because our business, including our variable product business, is highly dependent upon the effective operation of our computer systems (including online service at www.newyorklife.com, and other systems) and those of our service providers and business partners, our business is vulnerable to disruptions from utility outages and susceptible to operational and information security risks resulting from information system failures and cyber-attacks. These risks also apply to other insurance and financial services companies and businesses. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption, and unauthorized use, abuse and/or release of confidential customer information. We have established administrative and technical controls and cybersecurity plans, including a business continuity plan, to identify and protect our operations against system failures and cybersecurity breaches. Despite these controls and plans, systems failures and cyber-attacks affecting New York Life Insurance Company and any of its affiliates and other affiliated or unaffiliated third-party administrators, underlying funds, intermediaries and other service providers and business partners may have a material, negative impact on us and your policy Accumulation Value. For instance, system failures and cyber-attacks may (i) interfere with our processing of policy transactions (including surrenders, withdrawals, loans and transfers) and the processing of orders from www.newyorklife.com, or with the underlying funds or cause other operations issues; (ii) impact our ability to calculate Accumulation Unit Values and your policy’s Accumulation Values; (iii) cause the release, loss and/or possible destruction of confidential customer and/or business information; (iv) subject us and/or our service providers, business partners and intermediaries to regulatory fines, litigation and financial losses and/or cause us reputational damage. System failures and cybersecurity breaches may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your policy to lose value. There can be no assurance that we, or the underlying funds or our service providers and business partners, will be able to avoid these risks at all times or avoid losses affecting your policy due to information systems failures or cyber-attacks.

Risks Affecting our Administration of Your Policy

NYLIAC’s business activity and operations, and/or the activities and operations of our service providers and business partners, are subject to certain risks, including, those resulting from information systems failures, cyber-attack, or current or future outbreaks of infectious diseases, epidemics or pandemics (“serious infectious disease outbreaks”). These risks are common to all insurers and financial service providers and may materially impact our ability to administer the policy (and to keep policyowner information confidential). (See “The Policies-Information Systems Failures and Cybersecurity Risks” for more information on information systems failures and cybersecurity risks and “The Policies-Risks from Serious Infectious Disease Outbreaks” for more information on risks from serious infectious disease outbreaks.)

Risks from Serious Infectious Disease Outbreaks

Our ability to administer your policy is subject to certain risks—common to all insurers and financial service providers—that could result from current or future outbreaks of infectious diseases, epidemics or pandemics (“serious infectious disease outbreaks”). Serious infectious diseases may spread rapidly. Serious infectious disease outbreaks—and general concerns about the course and effects of such outbreaks — not only raise serious health concerns, but may significantly disrupt economic activity in the U.S. and globally. The effects of a serious infectious disease outbreak may be short-term or last for extended time periods.

Our business activity and operations, and/or the activities and operations of our service providers and business partners, could be adversely affected or interrupted by serious infectious disease outbreaks. In order to mitigate the possible effects of these types of events, NYLIAC has established business continuity and disaster recovery plans. These plans may, for example, require our employees to work and access our information technology, communications or other systems remotely. Notwithstanding these plans, a serious infectious disease outbreak and public health measures taken by government officials to combat an outbreak — may have a material, adverse effect on us, our ability to administer your policy and your policy Accumulation Value. For example, a serious infectious disease outbreak or public health measures implemented to combat it may adversely affect our business and operations by (i) interfering with our processing of policy transactions (including surrenders, withdrawals, loans, and transfers) and the processing of orders from online service requests at www.newyorklife.com or with the underlying funds or cause other operational issues; (ii) delaying or interrupting our receipt of pricing or other services provided by third parties, thereby affecting among other things our ability to calculate accumulation unit values and policy cash values or to administer policy transactions dependent on systems and services provided by third parties; (iii) preventing our workforce from being able to be physically present at one or more of our worksites or from traveling to alternative worksites needed to implement our business continuity and disaster recovery plans, thereby resulting in lengthy interruptions of service; or (iv) subjecting us and/or our service providers, business partners and intermediaries to regulatory fines, litigation, financial losses and/or cause us reputational damage. In addition, our operations require experienced professional staff. Loss of a substantial number of such persons or an inability to provide properly equipped places for them to work may disrupt our operations and adversely affect our business. Serious infectious disease outbreaks may also affect the issuers of securities in which the underlying funds invest, which may cause the funds underlying your policy’s Accumulation Value to decrease in value. Serious infectious disease outbreaks may also affect market interest rates, which may affect the interest crediting rates we may declare on the Fixed Account under your policy (subject to the guaranteed minimum interest crediting rate). There can be no assurance that we, the underlying funds, the companies in which they invest, or our services providers and business partners will be able to avoid these risks at all times or avoid losses affecting your policy due to serious infectious disease outbreaks.

CARES Act

The Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”), which was enacted on March 27, 2020, contains provisions relaxing certain requirements applicable to distributions from certain qualified plans, individual retirement accounts and individual retirement annuities. Among other things, it waives required minimum distribution payments for 2020 from certain types of plans, and early withdrawal penalties on withdrawals of up to $100,000 by participants in certain types of plans, who meet certain eligibility requirements. You should consult your financial or tax adviser for more information about the effect of the CARES Act and for assistance in determining whether you qualify to rely on any of these provisions in connection with your policy.

Third Party and Registered Representative Actions

You may authorize a third party to have access to your policy information and to make transfers among investment divisions and/or the Fixed Account, allocation changes and other permitted transactions by telephone. To do so, you must send VPSC a Telephone Authorization Form in Good Order to one of the addresses noted in Question 16 of this Prospectus. The Customer Service Representative will require certain identifying information (e.g., Social Security Number, address of record, date of birth, etc.) before taking any requests or providing any information to ensure that the individual giving instructions is authorized. See “The Policies—Transfers” for information on how to transfer assets between Investment Divisions and/or an available Asset Allocation Model.

You may authorize us to accept electronic instructions from a registered representative or a registered service assistant assigned to your policy in order to make premium allocations, transfers among investment options, Automatic Asset Rebalancing (AAR) updates, partial withdrawals and changes to your investment objective and/or risk tolerance. (Your AAR may be cancelled if a premium allocation change or fund transfer is submitted on your behalf and the AAR is not also modified at that time to be consistent with your investment option transfer and premium allocation changes). You may also authorize us to accept telephone instructions from a registered representative to make transfers among investment options. To authorize the registered representative(s) or registered service assistants assigned to your policy to make premium allocations, electronic transfers or telephone transfers, you must send a completed Trading and Partial Withdrawal Authorization Form to VPSC at one of the addresses listed in Question 16 of this Prospectus. You must provide a separate authorization on that form in order for your registered representative or the registered service assistant assigned to your policy to be able to make electronic or telephone partial withdrawals on your behalf. Any partial withdrawal is subject to dollar amount limits that we establish. We may revoke trading authorization privileges for certain policyowners (See “THE POLICIES—Limits on Transfers”). Trading authorization may be elected, changed or canceled at any time. We will confirm all transactions in writing. Not all transactions are available on the Internet.

NYLIAC is not liable for any loss, cost or expense for action on instructions which are believed to be genuine in accordance with the procedures. As these parties act on your behalf, you are responsible for and bear the consequences of their instructions and other actions, including any limits on transfers.

We may choose to accept forms you have completed that your registered representative or your local General Office transmits to us electronically via our internal secured network. We will accept electronically-transmitted service forms only. For information on how to initiate a transfer between Investment Divisions, or request a withdrawal, please refer to “THE POLICIES — Transfers” or “DISTRIBUTIONS UNDER THE POLICY — Partial Withdrawals”. We do not currently accept faxed or e-mailed requests for transactions affecting your investments under the policy, but reserve the right to accept them at our discretion.

If you purchase the IPR, IPR 2.0, IPR 3.0 or IPR 4.0, there will be limitations on the ability of your registered representative to make certain of the transactions described in the sections that follow.

Electronic Delivery

We are required to send you, free of charge, annual updates to this prospectus, as well as annual and semi-annual financial reports from the Eligible Portfolios. If you register to have these documents sent to you using electronic delivery, we will apply a $30 e-delivery credit to your Accumulation Value in the Policy Year in which you register. We will apply this e-delivery credit only one time while the policy remains in force. If you cancel the electronic delivery of those documents, then reinstate electronic delivery later, you will not be entitled to another e-delivery credit. The e-delivery credit will be applied to the Allocation Options and/or the DCA Advantage Account in the same percentages used to allocate your premium payments. If you have selected e-delivery, we will still provide you, free of charge, paper copies of these documents upon request.

Dollar Cost Averaging (DCA) Programs

The main objective of dollar cost averaging is to achieve an average cost per Accumulation Unit that is lower than the average price per Accumulation Unit during volatile market conditions. Since you transfer the same dollar amount to an Investment Division with each transfer, you purchase more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Therefore, you may achieve a lower than average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Dollar cost averaging does not assure a profit or protect against a loss in declining markets. Because it involves continuous investing regardless of price levels, you should consider your financial ability to continue to make purchases during periods of varying price levels. We do not count transfers under dollar cost averaging as part of your 12 free transfers each Policy Year. There is no charge imposed for the Dollar Cost Averaging programs.

We have set forth below an example of how dollar cost averaging works. In the example, we have assumed that you want to transfer $100 from the MainStay VP U.S. Government Money Market Investment Division to the MainStay VP MacKay Common Stock Investment Division each month. Assuming the Accumulation Unit values below, you would purchase the following number of Accumulation Units:

Month	Amount Transferred	Accumulation Unit Value	Accumulation Units Purchased
1	$100	$10.00	10.00
2	$100	$ 8.00	12.50
3	$100	$12.50	8.00
4	$100	$ 7.50	13.33
Total	$400	$38.00	43.83

The average unit price is calculated as follows:

Total unit price	=	$38.00	=	$9.50
Number of months		4

The average unit cost is calculated as follows:

Total amount transferred	=	$400.00	=	$9.13
Total units purchased		43.83

In this example, with dollar cost averaging, you would have paid an average of $9.13 per unit while the average price per unit during the purchase period was $9.50. Keep in mind that it is also possible for dollar cost averaging to result in a loss. For example, if Accumulation Unit Values had increased rapidly over the four month period used in the example above, you would have achieved a lower average unit cost by making the entire purchase in the first month.

(a) Traditional Dollar Cost Averaging (not available with IPR, IPR 2.0, IPR 3.0 or IPR 4.0)

This option, which is available at no additional cost, permits systematic investing to be made in equal installments over various market cycles to help reduce risk. You may specify, prior to the Annuity Commencement Date, a specific dollar amount to be transferred from any Investment Division to any combination of Investment Divisions and/or the Fixed Account. Please note that for Premium based M&E Charge policies, amounts cannot be transferred to the Fixed Account. You will specify the Investment Divisions to transfer money from, the Investment Divisions and/or Fixed Account to transfer money to, the amounts to be transferred, the date on which transfers will be made, subject to our rules, and the frequency of the transfers (monthly, quarterly, semi-annually or annually). You may not use traditional dollar cost averaging to make transfers into or from an Asset Allocation Model. You may not make transfers from the Fixed Account, but you may make transfers into the Fixed Account. Each transfer from an Investment Division must be at least $100. You must have a minimum Accumulation Value of $2,500 to elect this option. Once all money has been allocated to the Investment Divisions of your choice or the balance in the Investment Division you are transferring from is less than $100, the traditional Dollar Cost Averaging option will cease. A new request must be submitted to reactivate this feature. NYLIAC may reduce the minimum transfer amount and minimum Accumulation Value at its discretion.

NYLIAC will make all traditional Dollar Cost Averaging transfers on the day of each calendar month that you specify or on the next Business Day (if the day you have specified is not a Business Day). You may specify any day of the month except the 29th, 30th, or 31st. In order to process transfers under our traditional Dollar Cost Averaging option, VPSC must have received a completed traditional Dollar Cost Averaging request form at one of the addresses listed in Question 16 of this Prospectus no later than five Business Days prior to the date transfers are to begin. You may also process a traditional Dollar Cost Averaging transfer by any other method we make available. If your traditional Dollar Cost Averaging request form for this option is received less than five Business Days prior to the date you request it to begin, the transfers will begin on the day of the month you specify in the month following the receipt of your request. All completed traditional Dollar Cost Averaging request forms must be sent to VPSC at one of the addresses listed in Question 16 of this Prospectus. Faxed and e-mailed requests are not currently accepted, however, we reserve the right to accept them at our discretion.

You may cancel the traditional Dollar Cost Averaging option at any time. To cancel the traditional Dollar Cost Averaging Option, you must send a written cancellation request in Good Order to VPSC at one of the addresses listed in Question 16 of this Prospectus or contact us by phone at the number provided in Question 17 of this Prospectus. NYLIAC may also cancel this option if the Accumulation Value is less than $2,000, or such lower amount as we may determine. You may not elect the traditional Dollar Cost Averaging option if you have selected the Automatic Asset Rebalancing option. However, you have the option of alternating between these two features.

(b) Dollar Cost Averaging Advantage Account

This feature, which is available at no additional cost, permits you to set up automatic dollar cost averaging using the DCA Advantage Account when an initial premium payment or a subsequent premium payment is made. The DCA Advantage Account transfers amounts automatically to the Investment Divisions you choose in six monthly increments, as described below, and pays you interest on amounts remaining in the account. We credit amounts in the DCA Advantage Account with interest. You can request the DCA Advantage Account in addition to traditional Dollar Cost Averaging, Automatic Asset Rebalancing or Interest Sweep. To set up a DCA Advantage Account you must send a completed DCA Advantage Account request form to VPSC at one of the addresses listed in Question 16 of this Prospectus.

You must allocate a minimum of $2,000 to the DCA Advantage Account. If you send less than the $2,000 minimum to be allocated to the DCA Advantage Account, the payment will be automatically applied to the Investment Divisions that you have specified to receive transfers from the DCA Advantage Account. You must specify the Investment Divisions or available Asset Allocation Model into which transfers from the DCA Advantage Account are to be made. However, you may not select the DCA Advantage Account if its duration would extend beyond the Annuity Commencement Date. You may not make transfers from the DCA Advantage Account into the Fixed Account. We do not count transfers out of the DCA Advantage Account as part of your 12 free transfers each Policy Year. Dollar cost averaging will begin one month from the date NYLIAC receives the premium payment and transfers will be made on the same day (on the next Business Day if the day is not a Business Day) each subsequent month for the duration of the DCA Advantage Account. If a transfer is scheduled to occur on a day that does not exist in a month, it will be processed on the last day of that month or on the next Business Day if the last day of that month is not a Business Day. The amount of each transfer will be calculated at the time of the transfer based on the number of remaining monthly transfers and the remaining value in the DCA Advantage Account. For example, the amount of the first monthly transfer out of the DCA Advantage Account will equal 1/6 of the value of the DCA Advantage Account on the date of the transfer. The amount of each of the five remaining transfers will equal 1/5, 1/4, 1/3, 1/2 and the remainder of the balance, respectively, of the value of the DCA Advantage Account on the date of each transfer.

You may not have more than one DCA Advantage Account open at the same time. Accordingly, any subsequent premium payment we receive for a DCA Advantage Account that is already open will be allocated to that same DCA Advantage Account and will earn the same interest rate. The entire value of the DCA Advantage Account will be completely transferred to the Investment Divisions or Asset Allocation Model within the duration specified. For example, if you allocate an initial premium payment to the DCA Advantage Account under which the 6-month term will end on December 31, 2020 and you make a subsequent premium payment to the 6-month DCA Advantage Account before December 31, 2020, we will allocate the subsequent premium payment to the same 6-month DCA Advantage Account already opened and transfer the entire value of the 6-month DCA Advantage Account to the Investment Divisions or Asset Allocation Model by December 31, 2020 even though a portion of the money was not in that DCA Advantage Account for the entire 6-month period. If an additional premium payment of $2,000 or more is allocated to the DCA Advantage Account after the duration has expired, the DCA Advantage Account will be re-activated and will earn the interest rate in effect on the Business Day the new premium payment is received at VPSC.

You can make partial withdrawals and transfers (in addition to the automatic transfers described above) from the DCA Advantage Account. We will make partial withdrawals and transfers first from the DCA Advantage Account Accumulation Value attributed to the initial premium payment and then from the DCA Advantage Account Accumulation Value attributed to subsequent allocations in the order received.

You cannot make transfers into the DCA Advantage Account from any Allocation Option.

Automatic Asset Rebalancing (AAR)

This policy feature, which is available at no additional cost, allows you to automatically maintain the percentage of your Variable Accumulation Value allocated to each Investment Division at a pre-set level. Unless you opt out of AAR on your application or in a subsequent notice, or if the value of your policy is under $2,500, your policy will be subject to AAR.

AAR works as follows:

You might specify that 50% of the Variable Accumulation Value of your policy be allocated to the MainStay VP MacKay Convertible Investment Division and 50% of the Variable Accumulation Value be allocated to the MainStay VP MacKay International Equity Investment Division. Over time, the fluctuations in returns from each of these Investment Divisions will shift the percentages of your Variable Accumulation Value in each Investment Division. Using AAR, NYLIAC will automatically transfer your Variable Accumulation Value back to the percentages you specify. AAR also applies if your Variable Accumulation Value is allocated to an Asset Allocation Model.

You can choose to have AAR transfers made on your quarterly, semi-annual or annual policy anniversary.

If at any time you elected not to use the AAR feature and then change your mind, you must send a completed AAR request form to VPSC at one of the addresses listed in Question 16 of this Prospectus or by any other method we make available. VPSC must receive the completed AAR request form at least five Business days before the date transfers are scheduled to begin. If we receive your completed AAR request form less than five Business Days prior to the date you request it to begin, the rebalancing will begin on the next rebalancing date based on the rebalancing frequency you selected. Faxed and e-mailed requests are not currently accepted; however, we reserve the right to accept them at our discretion. You may modify an existing AAR by contacting us by phone at the number provided in Question 17 of this Prospectus. We will suspend AAR automatically if the Variable Accumulation Value is less than $2,500 on a reallocation date. Once the Variable Accumulation Value equals or exceeds this amount, AAR will resume automatically as scheduled. There is no minimum amount that you must allocate among the Investment Divisions under this option. AAR may be cancelled if a premium allocation change or transfer is submitted on your behalf that is inconsistent with your current AAR arrangement. You may prevent this cancellation if a conforming AAR change is processed within one Business Day of the inconsistent premium allocation change or transfer.

You may cancel the AAR feature at any time by sending a written cancellation request in Good Order to VPSC at one of the addresses listed in Question 16 of this Prospectus or contact us by phone or internet as described in Question 17 of this Prospectus. You may not elect the AAR feature if you have selected the traditional Dollar Cost Averaging option. However, you have the option of alternating between these two features.

Interest Sweep

This option, which is available at no additional cost, allows the interest earned on monies allocated to the Fixed Account to be transferred from the Fixed Account to one or any combination of Investment Divisions or an available Asset Allocation Model. You must specify the Investment Divisions and/or Asset Allocation Model, the frequency of the transfers (monthly, quarterly, semi-annually or annually), and the day of each calendar month to make the transfers (except the 29th, 30th and 31st of a month). NYLIAC will make all Interest Sweep transfers on the day of each calendar month you have specified or on the next Business Day (if the day you have specified is not a Business Day).

The Interest Sweep option may be utilized in addition to traditional Dollar Cost Averaging, Automatic Asset Rebalancing or the DCA Advantage Account. With an Asset Allocation Model, the Interest Sweep option may be utilized with Automatic Asset Rebalancing and the DCA Advantage Account. If an Interest Sweep transfer is scheduled for the same day as a transfer related to the traditional Dollar Cost Averaging option, the Automatic Asset Rebalancing option or the DCA Advantage Account, we will process the Interest Sweep transfer first.

You can cancel the Interest Sweep option at any time. To cancel the Interest Sweep Option, you must send a written cancellation request in Good Order to VPSC at one of the addresses listed in Question 16 of this Prospectus or contact us by phone at the number provided in Question 17 of this Prospectus. We may also cancel this option if the Fixed Account Accumulation Value is less than $2,000, or such a lower amount as we may determine. Please note that you must utilize the Interest Sweep option if 100% of your premium payments are allocated to the Fixed Account.

To establish a new Interest Sweep transfer after the option has been cancelled, you must send an Interest Sweep request form in Good Order to VPSC at one of the addresses listed in Question 16 of this Prospectus. You may also process an Interest Sweep transfer by any other method we make available. VPSC must receive an Interest Sweep request form in Good Order at least five Business Days prior to the date transfers are scheduled to begin. If VPSC does not receive an Interest Sweep request form in Good Order at least five Business Days prior to the date you request it to begin, transfers will begin on the day of the month you specify in the month following the receipt of your request. Faxed and e-mailed requests are not currently accepted, however, we reserve the right to accept them at our discretion. The minimum Fixed Account Accumulation Value required to elect this option is $2,500, but this amount may be reduced at our discretion.

Accumulation Period

(a) Crediting of Premium Payments

You can allocate a portion of each premium payment to one or more Investment Divisions, one Asset Allocation Model (if available), the DCA Advantage Account and/or the Fixed Account. The minimum amount that you may allocate to any one Investment Division or the Fixed Account is $25. The minimum amount that you can allocate to an available Asset Allocation Model is $25 per Investment Division. You may also allocate all or a portion of each premium payment to the DCA Advantage Account. The minimum amount that you may allocate to the DCA Advantage Account is $2,000. (See “THE DCA ADVANTAGE ACCOUNT.”) We will allocate additional premium payments to the Allocation Options and/or the DCA Advantage Account at the close of the Business Day on which they are received by NYLIAC. We will apply Premium Credits to the same Allocation Options and/or DCA Advantage Account based on the same percentages used to allocate your premium payments.

We will credit amounts that you allocate (and any Premium Credit) to an Investment Division (or to each of the Investment Divisions that make up an Asset Allocation Model) in the form of Accumulation Units. We determine the number of Accumulation Units we credit to a policy by dividing the amount allocated to each Investment Division by the Accumulation Unit value for that Investment Division as of the close of the Business Day we are making this calculation. The value of an Accumulation Unit will vary depending on the investment experience of the Portfolio in which the Investment Division invests. The number of Accumulation Units we credit to a policy will not, however, change as a result of any fluctuations in the value of an Accumulation Unit. (See “THE FIXED ACCOUNT” for a description of interest crediting.)

(b) Valuation of Accumulation Units

The value of Accumulation Units in each Investment Division will change daily to reflect the investment experience of the corresponding Portfolio as well as the deduction of the Separate Account charges. The Statement of Additional Information contains a detailed description of how we value the Accumulation Units.

Riders

At no additional charge, we currently include a Living Needs Benefit/Unemployment Rider with all policies.

The Future Income Rider was included with most policies issued prior to May 1, 2017 at no additional charge; however, the Future Income Rider is not available for applications signed on or after May 1, 2017.

For an additional cost we also offer the IPR, IPR 2.0, IPR 3.0, IPR 4.0 and the Annual Death Benefit Reset Rider. The riders are only available in those states where they have been approved. See below for descriptions of each rider. Please consult with your registered representative regarding the availability of these riders in your jurisdiction. Please note that benefits payable under the riders are payable from NYLIAC’s general account and are subject to the claims paying ability of NYLIAC. No third party guarantees are involved.

The IPR, IPR 2.0, IPR 3.0, IPR 4.0 may be appropriate for individuals who appreciate the upside potential that comes with market participation, but are also highly sensitive to protecting their initial premium payment over a pre-determined Holding Period (12-15 or 20 years, as applicable). These riders can allow you to allocate funds to the Investment Divisions with greater confidence by understanding that if your allocations perform poorly over the rider’s Holding Period, you will not receive less than the rider’s guaranteed amount when the Holding Period ends.

The Annual Death Benefit Reset (“ADBR”) rider may be appropriate for individuals who are looking to protect the amount of the initial death benefit and potentially increase it through annual “step-ups” (for Policies applied for on or after May 1, 2019, up to age 85 and, for Policies applied for before May 1, 2019, up to age 80) that are based on gains in the Accumulation Value resulting from favorable Investment Division performance.

(a) Living Needs Benefit/Unemployment Rider

This rider is available at no additional cost. Rider benefits and requirements to qualify for the rider benefits may not be the same in all jurisdictions. In Connecticut, the rider is named the “Living Needs Benefit Rider” and the Unemployment and disability portions of the rider are not available. In New York, the rider is named “Waiver Of Surrender Charges For Living Needs Qualifying Events” and the Unemployment portion of the rider is not available. In New Jersey, the rider is named the “Living Needs Benefit Rider” and the Unemployment portion of the rider is not available.

The Living Needs Benefit/Unemployment Rider provides for an increase in the amount that can be withdrawn from your policy without a surrender charge when certain qualifying events occur. With this rider you may be eligible to receive all or a portion of the Accumulation Value of your policy without paying a surrender charge if you provide satisfactory proof that a Qualifying Event (as defined below) has occurred. In order to receive the benefit associated with this rider, your policy must have been in force for at least one year and have a minimum Accumulation Value of $5,000 and the Qualifying Event must occur on or after the Policy Date. For the Disability portion of the rider, any withdrawal after your 66th birthday will not be eligible for the rider benefit and surrender charges may apply. In addition, none of the benefits of this rider are available for policies where any Owner(s) has attained their 86th birthday on the Policy Date. If the Owner(s) is not a natural person, all restrictions and benefits of the rider are based on the Annuitant.

The types of Qualifying Events are defined as follows:

(a)	Health Care Facility: The Owner is enrolled and living in a Health Care Facility for 60 consecutive days.

(b)	Terminal Illness: A determination by a licensed physician that the Owner has a life expectancy of 12 months or less.

(c)	Disability: A determination by a licensed physician that the Owner has a disability that prevents them from performing any work for pay or profit for at least 12 consecutive months.

(d)	Unemployment: A determination letter from the applicable state’s Department of Labor that the Owner qualifies for and has been receiving state unemployment benefits for 60 consecutive days.

A Health Care Facility is defined as a state licensed/certified nursing home/assisted living facility. In addition, we may also require proof of continued disability as of the date of the withdrawal.

You will be able to receive benefits under this rider the later of the date you meet the above requirements or the date we receive your documentation in Good Order at VPSC at one of the addresses listed in Question 16 of this Prospectus.

(b) The Future Income Rider

The Future Income Rider (“FIR”) is not available for applications signed on or after May 1, 2017. The FIR was included with most policies issued prior to May 1, 2017 at no additional charge (other than certain qualified plans; see APPENDIX 3 for more information). The FIR allows you to apply a portion of your policy’s Variable Accumulation Value to purchase a stream of guaranteed annuity income payments for the lifetime of the Annuitant(s) (a “Future Income Purchase”), starting on the Future Income Start Date. Future Income Purchases are maintained in NYLIAC’s general account, and guarantees under the FIR are backed solely by the claims-paying ability of the NYLIAC general account.

Future Income Purchases. You can choose if and when to make a Future Income Purchase, subject to an initial waiting period. Generally, you must wait until after the third Policy Anniversary following a Premium Payment to make a Future Income Purchase using amounts from that Premium Payment. However, before the third Policy Anniversary, you can make Future Income Purchases that are less than or equal to the amount by which the Accumulation Value exceeds the value of Premium Payments during that time. After the waiting period, you can make a Future Income Purchase at any time before you annuitize the policy and until two years before the Future Income Start Date. You choose a Future Income Start Date when you make your first Future Income Purchase. Currently, there is no limit on the total number of Future Income Purchases you can make while your policy is in effect. However, in the future we may limit the total number of Future Income Purchases you can make. If we decide to impose a limit, we will provide you with at least thirty (30) days notice. Future Income Purchases are not required.

The minimum Future Income Purchase amount is $5,000 for the initial Future Income Purchase, and $100 for subsequent purchases. Total Future Income Purchases cannot be more than $1,000,000. You can make no more than twelve (12) Future Income Purchases in any Policy Year. Future Income Purchases are made through deductions taken from your Policy’s Variable Accumulation Value. To make a Future Income Purchase, you can send a written request to one of the addresses provided in Question 16 of this Prospectus. We will process your request at the close of the Business Day on which it is received by NYLIAC. NYLIAC may limit total Future Income Purchases to 25% of Accumulation Value in a given Policy Year. If we decide to impose a limit, we will provide you with at least thirty (30) days notice.

When you make a Future Income Purchase, you can specify from which Investment Divisions the Future Income Purchase amount should be deducted. You can choose to fund the Future Income Purchase with a pro-rata deduction from all your Investment Divisions, or you can select particular Investment Divisions from which to deduct the Future Income Purchase amount, unless you have elected the IPR. Because of the Investment Division restrictions with the IPR, deductions from the Investment Divisions for Future Income Purchase will be made on a pro-rata basis while the IPR is in effect. You cannot use amounts in the DCA Advantage Account or the Fixed Account for a Future Income Purchase. There are no surrender charges on amounts deducted from your Variable Accumulation Value to make a Future Income Purchase. For the purposes of calculating the guaranteed amount under the IPR or the amount of a death benefit under the base policy or the ADBR, a Future Income Purchase will be considered to be a withdrawal from the policy and will proportionally reduce the guaranteed amounts under these riders.

You can also make Future Income Purchases on a recurring basis by setting up systematic Future Income Purchases. VPSC must receive a completed Future Income Purchase Form requesting systematic purchases at least five (5) Business Days before the date purchases are scheduled to begin. If your request for this option is received less than five (5) Business Days prior to the date you request purchases to begin, the systematic purchases will begin the month following the receipt of your request on the day of the month you specified, or if that day is not a Business Day, on the next Business Day.

The amount of future income purchased depends on the Future Income Purchase rate in effect on the day you make the purchase, as determined by NYLIAC, well as other factors, including the Age and sex of the Annuitant(s), the Future Income Purchase amount and the length of time before Future Income Payments are scheduled to begin. After each Future Income Purchase, we will send you a confirmation statement containing the amount of income you purchased.

You can cancel a Future Income Purchase by sending a written notice to one of the addresses provided in Question 16 of this Prospectus within ten (10) days after you receive written confirmation of that Future Income Purchase. If you do not cancel a Future Income Purchase, it will be deemed final and will be used to provide the Future Income Payment amount noted in the confirmation. Once final, the amount of the Future Income Purchase cannot be returned to the Investment Divisions and cannot be withdrawn or surrendered. If you cancel a Future Income Purchase, you cannot make another Future Income Purchase for ninety (90) days from the date of the cancelled purchase. Any Variable Accumulation Value used for a Future Income Purchase can only be accessed through the receipt of Future Income Payments, starting on the Future Income Start Date. Once a portion of your Variable Accumulation Value is used to make a Future Income Purchase, it is no longer available to you on a full or partial surrender of your Policy, or upon a full or partial annuitization, unless the Future Income Purchase is reversed during the cancellation period. Accordingly, before making a Future Income Purchase, you should consider your liquidity needs. Variable Accumulation Value used to make Future Income Purchases is no longer invested in the Investment Divisions and will not earn any interest.

Future Income Payments. If an Annuitant is living, we will make Future Income Payments to the Payee you designate, beginning on the Future Income Start Date. Future Income Payments will continue for the lifetime of the Annuitant (or last surviving Annuitant, for joint Annuitant policies). The amount of a Future Income Payment is based on, among other things, the Future Income Purchase rates in effect when you make the Future Income Purchase, the Age and sex of the

Annuitant(s), the Future Income Purchase amount and the length of time before Future Income Payments are scheduled to begin. The guaranteed lifetime income from the FIR could be higher or lower than the amount you might receive if you purchased a similar product that is offered by us or by another company.

If you choose to make multiple Future Income Purchases, the amount of your Future Income Payments will be greater after each purchase. We will send you a written confirmation of the change in the Future Income Payment amount after each purchase. Please refer to the rider Data Page for more information about how the Future Income Purchase rate and the resulting Future Income Payment amount are determined.

Full or partial surrenders or annuitizations will not affect Future Income Payment amounts. Please note, however, even if you surrender the Policy, we will not make any Future Income Payments until the Future Income Start Date.

You can make a one-time change to the Future Income Start Date that you chose when you made your first Future Income Purchase. The earliest Future Income Payment Start Date you can change to is thirteen (13) months from the date of your last Future Income Purchase, and the latest date is five (5) years after the original Future Income Start Date you chose, or the year in which the Annuitant (oldest joint Annuitant, if applicable) is age 85 (age 70 1⁄2 for IRAs), if earlier. Also note that with Traditional IRA policies, the Future Income Start Date cannot be deferred later than April 1 of the year following the year when the Owner reaches age 70 1⁄2. For Qualified Policies, a change in the Future Income Start Date to an earlier date may be subject to Code restrictions applicable to required minimum distributions. If a change in the Future Income Start Date would result in Future Income Payments that violate those Code restrictions, we will inform you that you may revise your request to an allowable Future Income Start Date. If the Future Income Start Date is accelerated by five (5) years or less, we will increase the Future Income Payments, if necessary, to an amount that will satisfy Code restrictions. Accelerating the Future Income Start Date would likely result in a lower Future Income Payment and deferring the date would likely result in a higher payment. However, if you defer the date, you increase the chance that you may die before payments begin, or you could receive fewer payments before you die. If you choose to change the Future Income Start Date, the interest rate for recalculating your Future Income Payments will be determined according to a formula that appears on your rider Data Page. The formula includes a factor that will increase the interest rate used to recalculate the Future Income Payments for accelerations and decrease the interest rate used to recalculate Future Income Payments for deferrals. The rider Data Page has additional information about how accelerating or deferring the Future Income Start Date will affect your Future Income Payments. APPENDIX 3 has information about restrictions on Income Start Dates under qualified plans.

To change the Future Income Start Date, you must send VPSC a request in writing, to one of the addresses listed in Question 16 of this Prospectus.

If the Annuitant is living on the Future Income Start Date, we will make Future Income Payments under the life with cash refund option to the designated Payee. For Non-Qualified Policies only, you also have the option to receive any eight (8) consecutive Future Income Payments in advance in a lump sum. This option can be exercised only three (3) times over the life of the Policy. This option is not available if you are under Age 59 1⁄2.

Death Benefits under the FIR.

Death benefits under the FIR are in addition to death benefits payable under the base policy, which are described in “DISTRIBUTIONS UNDER THE POLICY – Death Before Annuity Commencement” and death benefits under the optional Annual Death Benefit Reset Rider, which are described in “THE POLICIES – Riders—Annual Death Benefit Reset Rider (optional)”. If you have made a Future Income Purchase, the FIR provides for the following death benefits:

•

If the Policy ends due to the death of an Owner or Annuitant before the Policy is annuitized (i.e. when Income Payments under the policy begin) and before the Future Income Start Date, the FIR ends and we will pay the Beneficiary a death benefit in an amount equal to the cumulative Future Income Purchases.

•

If the Policy ends because an Owner or Annuitant dies before the policy is annuitized and after the Future Income Start Date, we will continue to make Future Income Payments to the Payee, while an Annuitant is living. If no Annuitant is living or when the Annuitant dies (last surviving Annuitant for joint Annuitant policies), we will pay to your Beneficiary, even if the Payee is still living, a death benefit, if any, in an amount equal to the cumulative Future Income Purchases less the sum of Future Income Payments made as of the date of death of the Annuitant (last surviving Annuitant for joint Annuitant policies). The Payee is the individual or entity you have designated to receive Future Income Payments.

•

If an Owner dies after the policy is annuitized and before the Future Income Start Date, the FIR ends and we will pay the Beneficiary a death benefit in an amount equal to the cumulative Future Income Purchases even if an Annuitant is still living.

•

If an Owner dies after the policy is annuitized and after the Future Income Start Date, we will continue making Future Income Payments to the Payee while an Annuitant is living. If the Payee dies before the Annuitant, then we will make Future Income Payments to the Annuitant, unless you specify otherwise. If no Annuitant is living, or when the Annuitant dies (last surviving Annuitant for joint Annuitant policies), we will pay the Beneficiary, even if the Payee is still living, a death benefit, if any, in an amount equal to the cumulative Future Income Purchases less the sum of Future Income Payments made as of the date of death of the Annuitant (last surviving Annuitant for joint Annuitant policies).

Death of an Annuitant under the FIR

•

If the policy is issued with one Annuitant, who is not the Owner, and the Annuitant dies before the Future Income Start Date, then you (the primary Owner) become the new Annuitant. We will increase the Variable Accumulation Value by an amount equal to the cumulative Future Income Purchases made while the Annuitant was living. We will apply the increase to the Investment Divisions on a pro-rata basis, based on the allocations in effect as of the date of the Annuitant’s death. We will make this adjustment as of the date we receive proof of death for the Annuitant. No Future Income Payments will be made with the Future Income Purchases based on the original Annuitant’s life. However, the Owner (who is now the new Annuitant) may make subsequent Future Income Purchases based on his or her own life.

•

For joint Annuitant policies, if an Annuitant who is not an Owner dies prior to the Future Income Start Date, you cannot add a new joint Annuitant, and we will not make any adjustments to the Variable Accumulation Value when a non-Owner Annuitant dies. You may continue to make Future Income Purchases based on the life of the surviving Annuitant. These purchases will be added to any joint life Future Income Purchases, made prior to the Annuitant’s death, to provide Future Income Payments at the Future Income Start Date.

Spousal Continuation and the FIR

If the Owner dies before annuitizing the policy, and the Owner’s spouse is eligible to continue the policy (see “DISTRIBUTIONS UNDER THE POLICY—Death Before Annuity Commencement”, below), the following will occur if your spouse continues the policy:

•

If you die before the Future Income Start Date, and you were the only Annuitant, and you have not made any Future Income Purchases, your Spouse may make Future Income Purchases based on his or her own life as the new Annuitant, subject to certain limitations specified in the FIR.

•

If you die before the Future Income Start Date, and you were the only Annuitant, and you made Future Income Purchases, we will not make any Future Income Payments based on those Future Income Purchases. Instead, we will increase the Policy’s Variable Accumulation Value by an amount equal to the total Future Income Purchases. We will apply the increase on a pro-rata basis, based on the Investment Division allocations in effect as of the date of your death. We will make this adjustment as of the date we receive proof of death for you. Following this adjustment, your Spouse, who is now the Annuitant, may make Future Income Purchases based on his or her own life, subject to certain limitations in the FIR.

•

If you and your spouse were joint Annuitants, after you die your spouse may make Future Income Purchases based on his or her own life, subject to certain limitations in the FIR, even if you made joint-life Future Income Purchases prior to your death. We will apply all Future Income Purchases that either or both of you made to Future Income Payments at the Future Income Start Date.

•

If you were not an Annuitant, after you die your spouse may make Future Income Purchases based on the life of the Annuitant, or joint Annuitants, as applicable, and subject to the limitations of the FIR. We will apply all Future Income Purchases that either or both of you made to Future Income Payments.

If you die after the Future Income Start Date but before annuitizing the policy, the following will occur:

•	We will continue to make Future Income Payments to the Payee for as long as an Annuitant is living. Your spouse may continue the policy.

(c) Investment Preservation Rider (optional)

The Investment Preservation Rider (“IPR”) is no longer available for purchase and was available only at the time of application. The IPR allows you to choose among five (5) different Holding Periods. If you elected the IPR, you will be eligible to receive a one-time adjustment to your Accumulation Value in the event that your Accumulation Value is less than the amount guaranteed under the IPR on the applicable policy anniversary of the Rider Effective Date (or most recent reset date) for the Holding Period you choose. You may request to reset the guaranteed amount (an “IPR Reset”) under certain circumstances, as described below. Certain features of the IPR relating to the 20—year rider Holding Period may not be available in all jurisdictions; contact your registered representative or see “APPENDIX 4—STATE VARIATIONS” for more information.

IPR will end on the applicable policy anniversary of the Rider Effective Date (or most recent reset date) for the Holding Period you choose. The applicable policy anniversary depends on the Holding Period you choose. While the IPR is in effect, we will deduct a charge from your Accumulation Value on each policy quarter. (See “CHARGES AND DEDUCTIONS-Other Charges-Investment Preservation Rider, Investment Preservation Rider 2.0, Investment Preservation Rider 3.0 and Investment Preservation Rider 4.0 Charge.”) When you make a partial withdrawal (including required minimum distributions from IRAs), we will reduce the amount that is guaranteed (the “Guaranteed Amount”) under the IPR proportionally (“Guaranteed Amount Proportional Reduction”). A Guaranteed Amount Proportional Reduction is equal to the amount withdrawn from the policy (including any amount withdrawn for the surrender charge) divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the Guaranteed Amount immediately preceding the withdrawal. For example, if you withdrew 10% of the Accumulation Value, your Guaranteed Amount will be reduced by 10%.

Please note that benefits payable under the IPR are payable from NYLIAC’s general account and are subject to the claims paying ability of NYLIAC. No third party guarantees are involved.

The Guaranteed Amount under the IPR is as follows:

(i)

For the 12, 13, 14, or 15 year Holding Periods: The Guaranteed Amount will equal 100% of the sum of all premium payments that we receive in the first Policy Year, plus any Premium Credits applicable to those premium payments, less all Guaranteed Amount Proportional Reductions made during the rider Holding Period.

(ii)

For the 20 year Holding Period: The Guaranteed Amount will equal 150% of the sum of all premium payments that we receive in the first Policy Year, plus any Premium Credits applicable to those premium payments, less all Guaranteed Amount Proportional Reductions.

(iii)	For all Holding Periods, premium payments made after the first Policy Year will not be included in the Guaranteed Amount at issue. The IPR will take effect on the Policy Date.

(iv)	IPR Reset:

You would decide to reset to increase the Guaranteed Amount under the IPR. You may request to reset the Guaranteed Amount at any time while the IPR is in effect as long as (a) the Owner (oldest Owner, if the policy is jointly owned) and the Annuitant (oldest Annuitant, if there are joint Annuitants) are age 75 or younger (for the 12, 13, 14 and 15 year Holding Periods), or age 70 or younger (for the 20 year Holding Period) and (b) prior to the reset, the Accumulation Value is greater than the Guaranteed Amount. For a reset, you must send a written request in Good Order to VPSC at one of the addresses listed in Question 15 of this Prospectus. The reset will take effect on the Policy Anniversary immediately following the date we receive your request to reset (the “Rider Reset Effective Date”) and, at such time, the Guaranteed Amount will be increased to equal the Accumulation Value (for 12, 13, 14, -15 year Holding Periods) or 150% of the Accumulation Value (for the 20 year Holding Period) on that date. After the reset(s), Guaranteed Amount Proportional Reductions still apply during the new Holding Period. We may also set a new charge (not to exceed the guaranteed maximum charge in the “Table of Fees and Expenses”) for the IPR and the Rider Risk Charge Adjustment on the Rider Reset Effective Date. (See “CHARGES AND DEDUCTIONS-Other Charges-Investment Preservation Rider, Investment Preservation Rider 2.0, Investment Preservation Rider 3.0 and Investment Preservation Rider 4.0 Charge.” and “CHARGES AND DEDUCTIONS-Other Charges-Rider Risk Charge Adjustment.”) In addition, upon reset, your allocation restrictions may change. When you reset, a new rider Holding Period with the same duration as the original Holding Period starts, that means, for example, if you purchase IPR with a 12 year Holding Period, and you elect to reset in policy year four (4), a new 12 year Holding Period will begin on the Policy Anniversary immediately following the date we receive your request to reset. You will not be eligible to receive a one-time adjustment to your Accumulation Value until the Policy Anniversary following the end of the new Holding Period. We can suspend or discontinue the ability to reset the Guaranteed Amount at any time in our sole discretion on a nondiscriminatory basis. If we decide to suspend or discontinue the ability to reset the Guaranteed Amount, we will promptly notify you in writing. Please contact your registered representative for more information.

A policyowner may cancel an IPR Reset at any time prior to or within thirty (30) days after the Rider Reset Effective Date. If you cancel your request to reset, no change will be made to the Guaranteed Amount, Holding Period, Holding Period End Date, Rider Effective Date (if previously reset, the Rider Reset Effective Date), allocation restrictions, the IPR Charge or the Rider Risk Charge Adjustment, if applicable.

If you purchased IPR, you will be allowed to allocate your premium payments to the Investment Divisions, an available Asset Allocation Model and the DCA Advantage Account subject to the restrictions set forth in Appendix 1.

The Fixed Account is not available while the IPR is in effect. Upon any termination of the IPR, the Fixed Account will be an available investment option. If you purchase the IPR, there will be limitations on how you allocate to the Investment Divisions. You may allocate your premium payment to Investment Divisions in the Asset Allocation Categories in accordance with the specified thresholds, or to one of the available Asset Allocation Models. Individual transfers between Investment Divisions, the DCA Advantage Account and/or Asset Allocation Models are not allowed. If you wish to complete an individual transfer between the Investment Divisions, or change to a different Asset Allocation Model (if available), you must send a reallocation form to VPSC at one of the addresses in Question 15 of this Prospectus. Each policy quarter, we will automatically rebalance your current allocations to conform to your most recent allocation instructions. The Investment Division restrictions associated with the IPR seek to moderate overall volatility or hedge against down-market volatility and may limit your participation in positive investment performance. Other investment options that are available if you do not purchase the IPR may offer the potential for higher returns. You should consult with your registered representative and carefully consider whether the Investment Division restrictions associated with the IPR meet your investment objectives and risk tolerance. The Asset Allocation Categories and the Asset Allocation Models available with IPR are set forth in Appendix 1.

If you choose an IPR Reset, the restrictions on investment allocations may change. These changes could include an adjustment to the minimum and/or maximum allocation percentages available under the Asset Allocation Categories, adding or removing Asset Allocation Categories, adding or removing Asset Allocation Models, or discontinuing the availability of the DCA Advantage Account.

With the IPR, you do not have to surrender the policy to receive any applicable benefit. You will be eligible to receive any benefit payable on the Policy Anniversary for the Holding Period you chose after the later of the Policy Date or the most recent reset date. You do not need to take any action. We will inform you in writing if you are eligible to receive the one-time adjustment to your Accumulation Value under the IPR. We will also inform you of your options in the event that such one-time adjustment is made to your Accumulation Value which are to (i) surrender the policy and receive the adjusted Accumulation Value (which may be subject to surrender charges), or (ii) continue the policy at the adjusted Accumulation Value, which is subject to market fluctuation. If you are eligible to receive an adjustment, we will credit an amount to your Accumulation Value pro rata in accordance with your allocations currently on file. If you surrender the policy, amounts paid to you under the IPR may be taxable and you may be subject to a 10% penalty tax if such amounts are paid before you reach age 59 1/2.

You may cancel the IPR within thirty (30) days after delivery of the policy without incurring the Rider Risk Charge Adjustment. To cancel, you must return the IPR to VPSC at one of the addresses listed in Question 15 of this Prospectus or to the registered representative through whom you purchased it with a written request for cancellation. Upon receipt of this request, we will promptly cancel the IPR and refund any IPR charges which may have been deducted. After this 30-day period, you still have the right to discontinue the IPR, however, we will deduct a Rider Risk Charge Adjustment from your Accumulation Value and we will not refund any IPR charges that may have been deducted. (See “OTHER CHARGES-Rider Risk Charge Adjustment.”) Certain jurisdictions may not permit us to assess a Rider Risk Charge Adjustment; for more information, contact your registered representative or see “APPENDIX 4—State Variations”. The cancellation of the IPR after the 30-day period will be effective as of the date VPSC receives your cancellation request. You should consider the cost of cancelling the IPR prior to purchasing it.

The IPR was available with all Non-Qualified, IRA, SEP IRA, Simple IRA, Roth IRA, Keogh and Pension policies if the Owner (oldest Owner, if the policy is jointly owned) and the Annuitant (oldest Annuitant, if the policy has joint Annuitants) are age 75 or younger (70 or younger for the 20-year Holding Period) on the Rider Effective Date. The rider was not available on TSA and Inherited IRA policies.

The IPR will provide no benefit if you surrender the policy before the Policy Anniversary on which you are eligible to receive a potential one-time adjustment to your Accumulation Value. Therefore, you should purchase the IPR only if you intend to keep the policy for at least the rider Holding Period you choose (12, 13, 14, 15 or 20 years).

In most jurisdictions, the IPR will terminate if an ownership change or assignment of the policy is made, other than as explicitly described in the rider.

Upon your death, the IPR and the policy will terminate unless your spouse chooses to continue the policy. Your spouse must be the sole primary beneficiary to continue the IPR and the policy. If your spouse chooses to continue the IPR and the policy, no death benefit proceeds will be paid upon your death.

Any withdrawal reduces the Guaranteed Amount proportionally and the amount of charges assessed for the IPR. While the IPR is in effect, withdrawals will be deducted proportionally from the Allocation Options. However, please note that charges assessed for the IPR prior to the date of any partial withdrawal (including required minimum distributions from IRAs) will not be retroactively adjusted. It is important to note that if you take any withdrawal (including required minimum distributions from IRAs) while the IPR is in effect, you may not be able to receive the full value of the IPR. The reduction in the Guaranteed Amount may be significant, particularly when the Accumulation Value is lower than the Guaranteed Amount (see example below). As a result, the IPR may not be appropriate for you if you intend to take withdrawals (including required minimum distributions from IRAs) before the end of the Holding Period you choose. You should consult your tax advisor if you have any questions about the use of the IPR in your tax situation.

We have set forth below an example of how the benefit from the IPR may be realized and how withdrawals (including required minimum distributions from IRAs) will impact the Guaranteed Amount. In this example, we have assumed the following:

(1)	IPR 2.0 with a 12, 13, 14, or 15 year Holding Period is purchased at the time of application;

(2)	An initial premium payment of $100,000 is made;

(3)	A Premium Credit of $3,000 is applied to your policy;

(4)	No additional premium payments are made;

(5)	A withdrawal of $20,000 is made in the eighth policy year;

(6)	The Accumulation Value immediately preceding the withdrawal has decreased to $80,000; and

(7)	As of the Holding Period End Date, the Accumulation Value on the Policy Anniversary corresponding to the Holding Period you chose has decreased to $50,000.

The Guaranteed Amount when we issued the policy was $100,000. When the withdrawal was made in the eighth Policy Year, we reduced the Guaranteed Amount by the amount of the Guaranteed Amount Proportional Reduction. We calculated the amount of the Guaranteed Amount Proportional Reduction by taking the requested withdrawal amount, dividing it by the Accumulation Value immediately preceding the withdrawal, and then multiplying that number by the Guaranteed Amount immediately preceding the withdrawal.

Guaranteed Amount Proportional Reduction = ($20,000/$80,000) x $100,000 = $25,000

To determine the new Guaranteed Amount after the withdrawal, we subtracted the Guaranteed Amount Proportional Reduction from the initial Guaranteed Amount: ($100,000 - $25,000) = $75,000.

On the Policy Anniversary for the Holding Period you chose, the Accumulation Value ($50,000) is less than the Guaranteed Amount of $75,000. Therefore, you are eligible to receive a one-time adjustment to your Accumulation Value of $25,000.

If you had chosen the 20-year Holding Period, the Guaranteed Amount would have been $112,500 (150% of $75,000), and the one-time adjustment would be $62,500.

After the adjustment is paid, the rider will end. You would not have been eligible to receive this adjustment to your Accumulation Value if you had not purchased the IPR Rider.

IPR Death Benefit. If the policyowner dies within two Policy Years of the last day of the Rider term then in effect, the death benefit will equal the Guaranteed Amount for that Rider term, if that Guaranteed Amount is higher than death benefit payable under the policy (See “DISTRIBUTIONS UNDER THE POLICY—Death Before Annuity Commencement”.). However, if there is an ADBR Rider in effect, and the death benefit under the ADBR Rider is higher than the Accumulation Value or the Guaranteed Amount, we will pay the death benefit available under the ADBR Rider. Payment of a death benefit terminates the IPR.

(d) Investment Preservation Rider 2.0 (optional)

The Investment Preservation Rider 2.0 (“IPR 2.0”) is no longer available for purchase and was available only at the time of application. While IPR 2.0 is in effect, you may only make premium payments to the policy (a) in the first Policy Year or (b) after the Holding Period End Date. The IPR 2.0 allows you to choose among five (5) different Holding Periods. If you purchase the IPR 2.0, you will be eligible to receive a one-time adjustment to your Accumulation Value in the event that your Accumulation Value is less than the amount guaranteed under the IPR 2.0 on the applicable policy anniversary of the Rider Effective Date (or most recent reset date) for the Holding Period you choose. You may request to reset the guaranteed amount (an “IPR Reset”) under certain circumstances, as described below. Certain features of the IPR 2.0 relating to the 20 year Holding Period and may not be available in all jurisdictions; contact your registered representative or see “APPENDIX 4—STATE VARIATIONS” for more information.

The IPR 2.0 ends on the applicable policy anniversary of the Rider Effective Date (or most recent reset date) for the Holding Period you choose (See “THE POLICIES-Investment Preservation Rider 2.0 (optional)-IPR 2.0 Death Benefit” regarding the terms under which such death benefit may continue after the IPR 2.0 ends). The applicable policy anniversary depends on the Holding Period you choose. While the IPR 2.0 is in effect and prior to the Holding Period End Date, we will deduct a charge from your Accumulation Value on each policy quarter. (See “CHARGES AND DEDUCTIONS-Other Charges-Investment Preservation Rider, Investment Preservation Rider 2.0, Investment Preservation Rider 3.0 and Investment Preservation Rider ~~4~~.0 Charge.”) When you make a withdrawal (including required minimum distributions from IRAs), we will reduce the amount that is guaranteed (the “Guaranteed Amount”) under the IPR 2.0 proportionally (“Guaranteed Amount Proportional Reduction”). A Guaranteed Amount Proportional Reduction is equal to the amount withdrawn from the policy (including any amount withdrawn for the surrender charge) divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the Guaranteed Amount immediately preceding the withdrawal. For example, if you withdrew 10% of the Accumulation Value, your Guaranteed Amount will be reduced by 10%.

Please note that benefits payable under the IPR 2.0 are payable from NYLIAC’s general account and are subject to the claims paying ability of NYLIAC. No third party guarantees are involved.

The Guaranteed Amount under the IPR 2.0 is as follows:

(i)

For the 12, 13, 14, or 15 year Holding Periods: The Guaranteed Amount will equal 100% of the sum of all premium payments made in the first Policy Year, plus any Premium Credits applicable to those premium payments, less all Guaranteed Amount Proportional Reductions made during the rider Holding Period.

(ii)

For the 20 year Holding Period: The Guaranteed Amount will equal 150% of the sum of all premium payments made in the first Policy Year, plus any Premium Credits applicable to those premium payments, less all Guaranteed Amount Proportional Reductions made during the rider Holding Period.

(iii)	IPR Reset:

You can decide to reset to increase the Guaranteed Amount under the IPR 2.0. You may request to reset the Guaranteed Amount at any time while the IPR 2.0 is in effect as long as (a) the Owner (oldest Owner, if the policy is jointly owned) and the Annuitant (oldest Annuitant, if there are joint Annuitants) are age 75 or younger (for the 12, 13, 14 and 15 year Holding Periods), or age 70 or younger (for the 20 year Holding Period and (b) prior to the reset, the Accumulation Value is greater than the Guaranteed Amount. For a reset, you must send a written request in Good Order to VPSC at one of the addresses listed in Question 15 of this Prospectus. The reset will take effect on the Policy Anniversary immediately following the date we receive your request to reset (the “Rider Reset Effective Date”) and at such time, the Guaranteed Amount will be increased to equal the Accumulation Value (for 12,13,14 and 15 year Holding Periods) or 150% of the Accumulation Value (for the 20 year Holding Period) on that date. After the reset(s), Guaranteed Amount Proportional Reductions still apply during the new Holding Period. We may also set a new charge (not to exceed the guaranteed maximum charge in the “Table of Fees and Expenses”) for the IPR 2.0 and the Rider Risk Charge Adjustment on the Rider Reset Effective Date. (See “CHARGES-Other Charges-Investment Preservation Rider, Investment Preservation Rider 2.0, Investment Preservation Rider 3.0 and Investment Preservation Rider 4.0 Charge” and “CHARGES AND DEDUCTIONS-Other Charges-Rider Risk Charge Adjustment”). In addition, upon reset, your allocation restrictions may change. When you reset, a new rider Holding Period with the same duration as the original rider Holding Period starts. That means, for example, if you purchase IPR 2.0 with a 12 year Holding Period, and you elect to reset in policy year four (4), a new 12 year Holding Period will begin on the Policy Anniversary immediately following the date we receive your request to reset. You will not be eligible to receive a one-time adjustment to your Accumulation Value until the Policy Anniversary following the end of the new rider Holding Period. We can suspend or discontinue the ability to reset the Guaranteed Amount at any time in our sole discretion on a nondiscriminatory basis. If we decide to suspend or discontinue the ability to reset the Guaranteed Amount, we will promptly notify you in writing. Please contact your registered representative for more information.

A policyowner may cancel an IPR Reset at any time prior to or within thirty (30) days after the Rider Reset Effective Date. If you cancel your request to reset, no change will be made to the Guaranteed Amount, Holding Period, Holding Period End Date, Rider Effective Date (if previously reset, the Rider Reset Effective Date), allocation restrictions, IPR 2.0 Charge or Rider Risk Charge Adjustment, if applicable.

If you purchased IPR 2.0, you will be allowed to allocate your premium payments to the Investment Divisions, an available Asset Allocation Model and the DCA Advantage Account subject to the restrictions set forth in Appendix 1.

The Fixed Account is not available while the IPR 2.0 is in effect and prior to the Holding Period End Date. Upon any termination of the IPR 2.0, the Fixed Account will be an available investment option. If you purchase the IPR 2.0, there will be limitations on how you allocate to the Investment Divisions. You may allocate your premium payment to Investment Divisions in the Asset Allocation Categories in accordance with the specified thresholds, or to one of the available Asset Allocation Models. Individual transfers between Investment Divisions, the DCA Advantage Account and/or Asset Allocation Models are not allowed. If you wish to complete an individual transfer between the Investment Divisions, or change to a different Asset Allocation Model (if available), you must send a reallocation form to VPSC at one of the addresses in Question 15 of this Prospectus. Each policy quarter, we will automatically rebalance your current allocations to conform to your most recent allocation instructions. The Investment Division restrictions associated with the IPR 2.0 seek to moderate overall volatility or hedge against down-market volatility and may limit your participation in positive investment performance. Other investment options that are available if you do not purchase the IPR 2.0 may offer the potential for higher returns. You should consult with your registered representative and carefully consider whether the Investment Division restrictions associated with the IPR 2.0 meet your investment objectives and risk tolerance. The Asset Allocation Categories and the Asset Allocation Models available with IPR 2.0 are set forth in Appendix 1.

If you choose an IPR Reset, the restrictions on investment allocations may change. These changes could include an adjustment to the minimum and/or maximum allocation percentages available under the Asset Allocation Categories, adding or removing Asset Allocation Categories, adding or removing Asset Allocation Models, or discontinuing the availability of the DCA Advantage Account.

With the IPR 2.0, you do not have to surrender the policy to receive any applicable benefit. You will be eligible to receive any benefit payable on the Policy Anniversary for the Holding Period you chose after the later of the Policy Date or the most recent reset date. You do not need to take any action. We will inform you in writing if you are eligible to receive the one-time adjustment to your Accumulation Value under the IPR 2.0. We will also inform you of your options in the event that such one-time adjustment is made to your Accumulation Value which are to (i) surrender the policy and receive the adjusted Accumulation Value (which may be subject to surrender charges), or (ii) continue the policy at the adjusted Accumulation Value, which is subject to market fluctuation. If you are eligible to receive an adjustment, we will credit an amount to your Accumulation Value pro rata in accordance with your allocations currently on file. If you surrender the policy, amounts paid to you under the IPR 2.0 may be taxable and you may be subject to a 10% penalty tax if such amounts are paid before you reach age 59 1/2.

You may cancel the IPR 2.0 within thirty (30) days after delivery of the policy without incurring the Rider Risk Charge Adjustment. To cancel, you must return the IPR 2.0 to VPSC at one of the addresses listed in Question 15 of this Prospectus or to the registered representative through whom you purchased it with a written request for cancellation. Upon receipt of this request, we will promptly cancel the IPR 2.0 and refund any IPR 2.0 charges which may have been deducted. After this 30-day period, you still have the right to discontinue the IPR 2.0, however, we will deduct a Rider Risk Charge Adjustment from your Accumulation Value and we will not refund any IPR 2.0 charges that may have been deducted. (See “CHARGES AND DEDUCTIONS-Other Charges-Rider Risk Charge Adjustment.”) Certain jurisdictions may not permit us to assess a Rider Risk Charge Adjustment; for more information, contact your registered representative or see “APPENDIX 4—STATE VARIATIONS.” The cancellation of the IPR 2.0 after the 30-day period will be effective as of the date VPSC receives your cancellation request. You should consider the cost of cancelling the IPR 2.0 prior to purchasing it.

The IPR 2.0 was available with all Non-Qualified, IRA, SEP IRA, Simple IRA, Roth IRA, Keogh and Pension policies if the Owner (oldest Owner, if the policy is jointly owned) and the Annuitant (oldest Annuitant, if the policy has joint Annuitants) are age 75 or younger (70 or younger for the 20-year Holding Period) on the Rider Effective Date. The rider was not available on TSA and Inherited IRA policies.

The IPR 2.0 will provide no benefit if you surrender the policy before the Policy Anniversary on which you are eligible to receive a potential one-time adjustment to your Accumulation Value. Therefore, you should purchase the IPR 2.0 only if you intend to keep the policy for at least the rider Holding Period you choose (12, 13, 14, 15 or 20 years).

In most jurisdictions, the IPR 2.0 will terminate if an ownership change or assignment of the policy is made, other than as explicitly described in the rider.

Any withdrawal reduces the Guaranteed Amount proportionally and the amount of charges assessed for the IPR 2.0. While the IPR 2.0 is in effect, withdrawals will be deducted proportionally from the Allocation Options. However, please note that charges assessed for the IPR 2.0 prior to the date of any withdrawal (including required minimum distributions from IRAs) will not be retroactively adjusted. It is important to note that if you take any withdrawals (including required minimum distributions from IRAs) while the IPR 2.0 is in effect, you may not be able to receive the full value of the IPR 2.0. The reduction in the Guaranteed Amount may be significant, particularly when the Accumulation Value is lower than the Guaranteed Amount (see example below). As a result, the IPR 2.0 may not be appropriate for you if you intend to take withdrawals (including required minimum distributions from IRAs) before the end of the Holding Period you choose. You should consult your tax advisor if you have any questions about the use of the IPR 2.0 in your tax situation.

We have set forth below an example of how the benefit from the IPR 2.0 may be realized and how withdrawals (including required minimum distributions from IRAs) will impact the Guaranteed Amount. In this example, we have assumed the following:

(1)	IPR 2.0 with a 12, 13, 14, or 15 year Holding Period is purchased at the time of application;

(2)	An initial premium payment of $100,000 is made;

(3)	A Premium Credit of $3,000 is applied to your policy;

(4)	No additional premium payments are made;

(5)	A withdrawal of $20,000 is made in the eighth policy year;

(6)	The Accumulation Value immediately preceding the withdrawal has decreased to $80,000; and

(7)	As of the Holding Period End Date, the Accumulation Value on the Policy Anniversary corresponding to the Holding Period you chose has decreased to $50,000.

The Guaranteed Amount when we issued the policy was $100,000. When the withdrawal was made in the eighth Policy Year, we reduced the Guaranteed Amount by the amount of the Guaranteed Amount Proportional Reduction. We calculated the amount of the Guaranteed Amount Proportional Reduction by taking the requested withdrawal amount, dividing it by the Accumulation Value immediately preceding the withdrawal, and then multiplying that number by the Guaranteed Amount immediately preceding the withdrawal.

Guaranteed Amount Proportional Reduction = ($20,000/$80,000) x $100,000 = $25,000

To determine the new Guaranteed Amount after the withdrawal, we subtracted the amount of the Guaranteed Amount Proportional Reduction from the initial Guaranteed Amount: ($100,000-$25,000) = $75,000.

On the Policy Anniversary for the Holding Period you chose, the Accumulation Value ($50,000) is less than the Guaranteed Amount of $75,000. Therefore, you are eligible to receive a one-time adjustment to your Accumulation Value of $25,000.

If you had chosen the 20-year Holding Period, the Guaranteed Amount would have been $112,500 (150% of $75,000), and the one-time adjustment would be $62,500.

After the adjustment is paid, the rider will end (See “THE POLICIES-IPR 2.0 DEATH BENEFIT” below regarding the terms under which such death benefit may continue after the IPR 2.0 ends). You would not have been eligible to receive this adjustment to your Accumulation Value if you had not purchased the IPR 2.0 Rider.

Upon your death, the IPR 2.0 and the policy will terminate unless your spouse chooses to continue the policy. Your spouse must be the sole primary beneficiary to continue the IPR 2.0 and the policy. If your spouse chooses to continue the IPR 2.0 and the policy, no death benefit proceeds will be paid upon your death.

IPR 2.0 Death Benefit.

The IPR 2.0 Death Benefit is available in jurisdictions where approved (see “APPENDIX 4—STATE VARIATIONS” for more information).

For the 10, 11, 12, 13, 14 and 15 year Holding Periods:

If the Owner dies on or before the Holding Period End Date and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(a).

If the Owner dies after the Holding Period End Date and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(b).

(1) The amount of the death benefit payable under the policy. (See “DISTRIBUTIONS UNDER THE POLICY—Death Before Annuity Commencement”.)

(2) Any death benefit available under any other rider attached to the policy.

(3) The IPR 2.0 Death Benefit, which is:

(a) The Guaranteed Amount; or

(b) The Guaranteed Amount on the Holding Period End Date, increased by any premium payments received after the Holding Period End Date and reduced proportionally for withdrawals taken after the Holding Period End Date.

For the IPR 2.0 Death Benefit in (b) above, the proportional reduction for withdrawals is equal to the amount withdrawn (including any Surrender Charges that you may incur as a result of the withdrawal), divided by the policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the IPR 2.0 Death Benefit immediately preceding the withdrawal. Premium Credits applied after the IPR 2.0 Holding Period End Date are not applied to the IPR 2.0 Death Benefit and therefore do not increase the IPR 2.0 Death Benefit.

For the 20 year Holding Period:

If the Owner dies within the last two (2) years of the rider Holding Period and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(a).

If the Owner dies before the last two (2) years of the rider Holding Period and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(b).

If the Owner dies after the Holding Period End Date and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(c).

(1) The amount of the death benefit payable under the policy. (See “DISTRIBUTIONS UNDER THE POLICY—Death Before Annuity Commencement”.)

(2) Any death benefit available under any other rider attached to the policy.

(3) The IPR 2.0 Death Benefit, which is:

(a) The Guaranteed Amount; or

(b) A portion of the Guaranteed Amount which is determined by dividing the Guaranteed Amount by 150%; or

(c) The Guaranteed Amount on the Holding Period End Date, increased by any premium payments received after the Holding Period End Date and reduced proportionally for withdrawals taken after the Holding Period End Date.

For the IPR 2.0 Death Benefit in (c) above, the proportional reduction for withdrawals is equal to the amount withdrawn (including any Surrender Charges that you may incur as a result of the withdrawal), divided by the policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the IPR 2.0 Death Benefit immediately preceding the withdrawal. Premium Credits applied after the IPR 2.0 Holding Period End Date are not applied to the IPR 2.0 Death Benefit and therefore do not increase the IPR 2.0 Death Benefit.

Payment of a death benefit terminates the IPR 2.0.

It is important to note that for purposes of calculating the Guaranteed Amount under the IPR 2.0 Death Benefit, Withdrawals (including required minimum distributions) proportionally reduce the Guaranteed Amount while additional premium payments increase the Guaranteed Amount dollar for dollar. This means that under certain market conditions, a withdrawal will cause a greater decrease to the Guaranteed Amount relative to the Guaranteed Amount from a premium payment of the same amount as the withdrawal.

(e) Investment Preservation Rider 3.0 (optional)

The Investment Preservation Rider 3.0 (“IPR 3.0”) is no longer available for purchase and was available only at the time of application. While IPR 3.0 is in effect, you may only make premium payments to the policy (a) in the first Policy Year or (b) after the Holding Period End Date. The IPR 3.0 allows you to choose among five (5) different Holding Periods. If you purchase the IPR 3.0, you will be eligible to receive a one-time adjustment to your Accumulation Value in the event that your Accumulation Value is less than the amount guaranteed under the IPR 3.0 on the applicable policy anniversary of the Rider Effective Date (or most recent reset date) for the Holding Period you choose. You may request to reset the guaranteed amount (an “IPR Reset”) under certain circumstances, as described below. Certain features of the IPR 3.0 relating to the 20 year Holding Period and the IPR 3.0 Death Benefit may not be available in all jurisdictions; contact your registered representative or see “APPENDIX 4 - STATE VARIATIONS” for more information.

The IPR 3.0 ends on the applicable policy anniversary of the Rider Effective Date (or most recent reset date) for the Holding Period you choose (See “THE POLICIES-Investment Preservation Rider 3.0 (optional)-IPR 3.0 Death Benefit” regarding the terms under which such death benefit may continue after the IPR 3.0 ends). The applicable policy anniversary depends on the Holding Period you choose. While the IPR 3.0 is in effect and prior to the Holding Period End Date, we will deduct a charge from your Accumulation Value on each policy quarter. (See “CHARGES AND DEDUCTIONS-Other Charges-Investment Preservation Rider, Investment Preservation Rider 2.0 and Investment Preservation Rider 3.0 Charge.”) When you make a withdrawal (including required minimum distributions from IRAs), we will reduce the amount that is guaranteed (the “Guaranteed Amount”) under the IPR 3.0 proportionally (“Guaranteed Amount Proportional Reduction”). A Guaranteed Amount Proportional Reduction is equal to the amount withdrawn from the policy (including any amount withdrawn for the surrender charge) divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the Guaranteed Amount immediately preceding the withdrawal. For example, if you withdrew 10% of the Accumulation Value, your Guaranteed Amount will be reduced by 10%.

Please note that benefits payable under the IPR 3.0 are payable from NYLIAC’s general account and are subject to the claims paying ability of NYLIAC. No third party guarantees are involved.

The Guaranteed Amount under the IPR 3.0 is as follows:

(i)

For the 12, 13, 14, or 15 year Holding Periods: The Guaranteed Amount will equal 100% of the sum of all premium payments made in the first Policy Year, plus any Premium Credits applicable to those premium payments, less all Guaranteed Amount Proportional Reductions made during the rider Holding Period.

(ii)

For the 20 year Holding Period: The Guaranteed Amount will equal 150% of the sum of all premium payments made in the first Policy Year, plus any Premium Credits applicable to those premium payments, less all Guaranteed Amount Proportional Reductions made during the rider Holding Period.

(iii)	IPR Reset:

You can decide to reset to increase the Guaranteed Amount under the IPR 3.0. You may request to reset the Guaranteed Amount at any time while the IPR 3.0 is in effect as long as (a) the Owner (oldest Owner, if the Policy is jointly owned) and the Annuitant (oldest Annuitant, if there are joint Annuitants) are age 75 or younger (for the 12, 13, 14 and 15 year Holding Periods), or age 70 or younger (for the

20 year Holding Period) and (b) prior to the reset, the Accumulation Value is greater than the Guaranteed Amount. For a reset, you must send a written request in Good Order to VPSC at one of the addresses listed in Question 15 of this Prospectus. The reset will take effect on the Policy Anniversary immediately following the date we receive your request to reset (the “Rider Reset Effective Date”) and, at such time, the Guaranteed Amount will be increased to equal the Accumulation Value (for 12,13, 14 and 15 year Holding Periods) or 150% of the Accumulation Value (for the 20 year Holding Period) on that date. After the reset(s), Guaranteed Amount Proportional Reductions still apply during the new Holding Period. We may also set a new charge (not to exceed the guaranteed maximum charge in the “Table of Fees and Expenses”) for the IPR 3.0 and the Rider Risk Charge Adjustment on the Rider Reset Effective Date. (See “CHARGES AND DEDUCTIONS-Other Charges-Investment Preservation Rider, Investment Preservation Rider 2.0, Investment Preservation Rider 3.0 and Investment Preservation Rider 4.0 Charge” and “CHARGES AND DEDUCTIONS-Other Charges-Rider Risk Charge Adjustment”). In addition, upon reset, your allocation restrictions may change. When you reset, a new rider Holding Period with the same duration as the original rider Holding Period starts. That means, for example, if you purchase IPR 3.0 with a 12 year Holding Period, and you elect to reset in policy year four (4), a new 12 year Holding Period will begin on the Policy Anniversary immediately following the date we receive your request to reset. You will not be eligible to receive a one-time adjustment to your Accumulation Value until the Policy Anniversary following the end of the new rider Holding Period. We can suspend or discontinue the ability to reset the Guaranteed Amount at any time in our sole discretion on a nondiscriminatory basis. If we decide to suspend or discontinue the ability to reset the Guaranteed Amount, we will promptly notify you in writing. Please contact your registered representative for more information.

A policyowner may cancel an IPR Reset at any time prior to or within thirty (30) days after the Rider Reset Effective Date. If you cancel your request to reset, no change will be made to the Guaranteed Amount, Holding Period, Holding Period End Date, Rider Effective Date (if previously reset, the Rider Reset Effective Date), allocation restrictions, the IPR 3.0 Charge or Rider Risk Charge Adjustment, if applicable.

If you purchased IPR 3.0, you will be allowed to allocate your premium payments to the Investment Divisions, an available Asset Allocation Model and the DCA Advantage Account subject to the restrictions set forth in APPENDIX 2.

The Fixed Account is not available while the IPR 3.0 is in effect and prior to the Holding Period End Date. Upon any termination of the IPR 3.0, the Fixed Account will be an available investment option. If you purchase the IPR 3.0, there will be limitations on how you allocate to the Investment Divisions. You may allocate your premium payment to Investment Divisions in the Asset Allocation Categories in accordance with the specified thresholds, or to one of the available Asset Allocation Models. Individual transfers between Investment Divisions, the DCA Advantage Account and/or Asset Allocation Models are not allowed. If you wish to complete an individual transfer between the Investment Divisions, or change to a different Asset Allocation Model (if available), you must send a reallocation form to VPSC at one of the addresses in Question 15 of this Prospectus. Each policy quarter, we will automatically rebalance your current allocations to conform to your most recent allocation instructions. The Investment Division restrictions associated with the IPR 3.0 seek to moderate overall volatility or hedge against down-market volatility and may limit your participation in positive investment performance. Other investment options that are available if you do not purchase the IPR 3.0 may offer the potential for higher returns. You should consult with your registered representative and carefully consider whether the Investment Division restrictions associated with the IPR 3.0 meet your investment objectives and risk tolerance. The Asset Allocation Categories and the Asset Allocation Models available with IPR 3.0 are set forth in APPENDIX 2.

If you choose an IPR Reset, the restrictions on investment allocations may change. These changes could include an adjustment to the minimum and/or maximum allocation percentages available under the Asset Allocation Categories, adding or removing Asset Allocation Categories, adding or removing Asset Allocation Models, or discontinuing the availability of the DCA Advantage Account.

With the IPR 3.0, you do not have to surrender the policy to receive any applicable benefit. You will be eligible to receive any benefit payable on the Policy Anniversary for the Holding Period you chose after the later of the Policy Date or the most recent reset date. You do not need to take any action. We will inform you in writing if you are eligible to receive the one-time adjustment to your Accumulation Value under the IPR 3.0. We will also inform you of your options in the event that such one-time adjustment is made to your Accumulation Value which are to (i) surrender the policy and receive the adjusted Accumulation Value (which may be subject to surrender charges), or (ii) continue the policy at the adjusted Accumulation Value, which is subject to market fluctuation. If you are eligible to receive an adjustment, we will credit an amount to your Accumulation Value pro rata in accordance with your allocations currently on file. If you surrender the policy, amounts paid to you under the IPR 3.0 may be taxable and you may be subject to a 10% penalty tax if such amounts are paid before you reach age 59 1/2.

You may cancel the IPR 3.0 within thirty (30) days after delivery of the policy without incurring the Rider Risk Charge Adjustment. To cancel, you must return the IPR 3.0 to VPSC at one of the addresses listed in Question 15 of this Prospectus or to the registered representative through whom you purchased it with a written request for cancellation. Upon receipt of this request, we will promptly cancel the IPR 3.0 and refund any IPR 3.0 charges which may have been deducted. After this 30-day period, you still have the right to discontinue the IPR 3.0, however, we will deduct a Rider Risk Charge Adjustment from your Accumulation Value and we will not refund any IPR 3.0 charges that may have been deducted. (See “OTHER CHARGES-Rider Risk Charge Adjustment.”) Certain jurisdictions may not permit us to assess a Rider Risk Charge Adjustment; for more information, contact your registered representative or see “APPENDIX 4-STATE VARIATIONS”. The cancellation of the IPR 3.0 after the 30- day period will be effective as of the date VPSC receives your cancellation request. You should consider the cost of cancelling the IPR 3.0 prior to purchasing it.

The IPR 3.0 was available with all Non-Qualified, IRA, SEP IRA, Simple IRA, Roth IRA, Keogh and Pension policies if the Owner (oldest Owner, if the policy is jointly owned) and the Annuitant (oldest Annuitant, if the policy had joint Annuitants) are age 75 or younger (70 or younger for the 20-year Holding Period) on the Rider Effective Date. The rider was not available on TSA and Inherited IRA policies.

The IPR 3.0 will provide no benefit if you surrender the policy before the Policy Anniversary on which you are eligible to receive a potential one-time adjustment to your Accumulation Value. Therefore, you should purchase the IPR 3.0 only if you intend to keep the policy for at least the rider Holding Period you choose (12, 13, 14, 15 or 20 years).

In most jurisdictions, the IPR 3.0 will terminate if an ownership change or assignment of the policy is made, other than as explicitly described in the rider.

Any withdrawal reduces the Guaranteed Amount proportionally and the amount of charges assessed for the IPR 3.0. While the IPR 3.0 is in effect, withdrawals will be deducted proportionally from the Allocation Options. However, please note that charges assessed for the IPR 3.0 prior to the date of any withdrawal (including required minimum distributions from IRAs) will not be retroactively adjusted. It is important to note that if you make any withdrawals (including required minimum distributions from IRAs) while the IPR 3.0 is in effect, you may not be able to receive the full value of the IPR 3.0. The reduction in the Guaranteed Amount may be significant, particularly when the Accumulation Value is lower than the Guaranteed Amount (see example below). As a result, the IPR 3.0 may not be appropriate for you if you intend to take withdrawals (including required minimum distributions from IRAs) before the end of the Holding Period you choose. You should consult your tax advisor if you have any questions about the use of the IPR 3.0 in your tax situation.

We have set forth below an example of how the benefit from the IPR 3.0 may be realized and how withdrawals (including required minimum distributions from IRAs) will impact the Guaranteed Amount. In this example, we have assumed the following:

(1)	IPR 3.0 with a 12, 13, 14, or 15 year Holding Period is purchased at the time of application;

(2)	An initial premium payment of $100,000 is made;

(3)	A Premium Credit of $3,000 is applied to your policy;

(4)	No additional premium payments are made;

(5)	A withdrawal of $20,000 is made in the eighth policy year;

(6)	The Accumulation Value immediately preceding the withdrawal has decreased to $80,000; and

(7)	As of the Holding Period End Date, the Accumulation Value on the Policy Anniversary corresponding to the Holding Period you chose has decreased to $50,000.

The Guaranteed Amount when we issued the policy was $100,000. When the withdrawal was made in the eighth Policy Year, we reduced the Guaranteed Amount by the amount of the Guaranteed Amount Proportional Reduction. We calculated the amount of the Guaranteed Amount Proportional Reduction by taking the requested withdrawal amount, dividing it by the Accumulation Value immediately preceding the withdrawal, and then multiplying that number by the Guaranteed Amount immediately preceding the withdrawal.

Guaranteed Amount Proportional Reduction = ($20,000/$80,000) x $100,000 = $25,000

To determine the new Guaranteed Amount after the withdrawal, we subtracted the amount of the Guaranteed Amount Proportional Reduction from the initial Guaranteed Amount: ($100,000 - $25,000) = $75,000.

On the Policy Anniversary for the Holding Period you chose, the Accumulation Value ($50,000) is less than the Guaranteed Amount of $75,000. Therefore, you are eligible to receive a one-time adjustment to your Accumulation Value of $25,000.

If you had chosen the 20-year Holding Period, the Guaranteed Amount would have been $112,500 (150% of $75,000), and the one-time adjustment would be $62,500.

After the adjustment is paid, the rider will end (See IPR 3.0 DEATH BENEFIT regarding the terms under which such death benefit may continue after the IPR 3.0 ends). You would not have been eligible to receive this adjustment to your Accumulation Value if you had not purchased the IPR 3.0 Rider.

Upon your death, the IPR 3.0 and the policy will terminate unless your spouse chooses to continue the policy. Your spouse must be the sole primary beneficiary in order to continue the IPR 3.0 and the policy. If your spouse chooses to continue the IPR 3.0 and the policy, no death benefit proceeds will be paid upon your death.

IPR 3.0 Death Benefit.

The IPR 3.0 Death Benefit is available in jurisdictions where approved (see “APPENDIX 4 - STATE VARIATIONS” for more information).

For the 12, 13, 14 and 15 year Holding Periods:

If the Owner dies on or before the Holding Period End Date and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(a).

If the Owner dies after the Holding Period End Date and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(b).

(1) The amount of the death benefit payable under the policy. (See “DISTRIBUTIONS UNDER THE POLICY - Death Before Annuity Commencement”.)

(2) Any death benefit available under any other rider attached to the policy.

(3) The IPR 3.0 Death Benefit, which is:

(a) The Guaranteed Amount; or

(b) The Guaranteed Amount on the Holding Period End Date, increased by any premium payments received after the Holding Period End Date and reduced proportionally for withdrawals taken after the Holding Period End Date.

For the IPR 3.0 Death Benefit in (b) above, the proportional reduction for withdrawals is equal to the amount withdrawn (including any Surrender Charges that you may incur as a result of the withdrawal), divided by the policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the IPR 3.0 Death Benefit immediately preceding the withdrawal. Premium Credits applied after the IPR 3.0 Holding Period End Date are not applied to the IPR 3.0 Death Benefit and therefore do not increase the IPR 3.0 Death Benefit.

For the 20 year Holding Period:

If the Owner dies within the last two (2) years of the rider Holding Period and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(a).

If the Owner dies before the last two (2) years of the rider Holding Period and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(b).

If the Owner dies after the Holding Period End Date and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(c).

(1) The amount of the death benefit payable under the policy. (See “DISTRIBUTIONS UNDER THE POLICY—Death Before Annuity Commencement”.)

(2) Any death benefit available under any other rider attached to the policy.

(3) The IPR 3.0 Death Benefit, which is:

(a) The Guaranteed Amount; or

(b) A portion of the Guaranteed Amount which is determined by dividing the Guaranteed Amount by 150%; or

(c) The Guaranteed Amount on the Holding Period End Date, increased by any premium payments received after the Holding Period End Date and reduced proportionally for withdrawals taken after the Holding Period End Date.

For the IPR 3.0 Death Benefit in (c) above, the proportional reduction for withdrawals is equal to the amount withdrawn (including any Surrender Charges that you may incur as a result of the withdrawal), divided by the policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the IPR 3.0 Death Benefit immediately preceding the withdrawal. Premium Credits applied after the IPR 3.0 Holding Period End Date are not applied to the IPR 3.0 Death Benefit and therefore do not increase the IPR 3.0 Death Benefit.

Payment of a death benefit terminates the IPR 3.0.

It is important to note that for purposes of calculating the Guaranteed Amount under the IPR 3.0 Death Benefit, Partial Withdrawals (including required minimum distributions) proportionally reduce the Guaranteed Amount while additional premium payments increase the Guaranteed Amount dollar for dollar. This means that under certain market conditions, a Partial Withdrawal will cause a greater decrease to the Guaranteed Amount relative to the Guaranteed Amount from a premium payment of the same amount as the withdrawal.

(f) Investment Preservation Rider 4.0 (optional)

The Investment Preservation Rider 4.0 (“IPR 4.0”) is available only at the time of application. While IPR 4.0 is in effect, you may only make premium payments to the policy (a) in the first Policy Year or (b) after the Holding Period End Date. The IPR 4.0 allows you to choose among five (5) different Holding Periods. If you purchase the IPR 4.0, you will be eligible to receive a one-time adjustment to your Accumulation Value in the event that your Accumulation Value is less than the amount guaranteed under the IPR 4.0 on the applicable policy anniversary of the Rider Effective Date (or most recent reset date) for the Holding Period you choose. You may request to reset the guaranteed amount (an “IPR Reset”) under certain circumstances, as described below. Certain features of the IPR 4.0 relating to the 20 year Holding Period and the IPR 4.0 Death Benefit may not be available in all jurisdictions; contact your registered representative or see “APPENDIX 4—STATE VARIATIONS” for more information.

The IPR 4.0 ends on the applicable policy anniversary of the Rider Effective Date (or most recent reset date) for the Holding Period you choose (See “THE POLICIES-Investment Preservation Rider 4.0 (optional)-IPR 4.0 Death Benefit” regarding the terms under which such death benefit may continue after the IPR 4.0 ends). The applicable policy anniversary depends on the Holding Period you choose. While the IPR 4.0 is in effect and prior to the Holding Period End Date, we will deduct a charge from your Accumulation Value on each policy quarter. (See “CHARGES AND DEDUCTIONS-Other Charges-Investment Preservation Rider, Investment Preservation Rider 2.0, Investment Preservation Rider 3.0 and Investment Preservation Rider 4.0 Charge.”) When you make a withdrawal (including required minimum distributions from IRAs), we will reduce the amount that is guaranteed (the “Guaranteed Amount”) under the IPR 4.0 proportionally (“Guaranteed Amount Proportional Reduction”). A Guaranteed Amount Proportional Reduction is equal to the amount withdrawn from the policy (including any amount withdrawn for the surrender charge) divided by the Accumulation Value immediately preceding the withdrawal, multiplied by the Guaranteed Amount immediately preceding the withdrawal. For example, if you withdrew 10% of the Accumulation Value, your Guaranteed Amount will be reduced by 10%.

Please note that benefits payable under the IPR 4.0 are payable from NYLIAC’s general account and are subject to the claims paying ability of NYLIAC. No third-party guarantees are involved.

The Guaranteed Amount under the IPR 4.0 is as follows:

(i)

For the 12, 13, 14, or 15 year Holding Periods: The Guaranteed Amount will equal 100% of the sum of all premium payments made in the first Policy Year, plus any Premium Credits applicable to those premium payments, less all Guaranteed Amount Proportional Reductions made during the rider Holding Period.

(ii)

For the 20 year Holding Period: The Guaranteed Amount will equal 150% of the sum of all premium payments made in the first Policy Year, plus any Premium Credits applicable to those premium payments, less all Guaranteed Amount Proportional Reductions made during the rider Holding Period.

(iii)	IPR Reset:

You can decide to reset to increase the Guaranteed Amount under the IPR 4.0. You may request to reset the Guaranteed Amount at any time while the IPR 4.0 is in effect as long as (a) the Owner (oldest Owner, if the Policy is jointly owned) and the Annuitant (oldest Annuitant, if there are joint Annuitants) are age 75 or younger (for the 12, 13, 14 and 15 year Holding Periods), or age 70 or younger (for the 20 year Holding Period) and (b) prior to the reset, the Accumulation Value is greater than the Guaranteed Amount. For a reset, you must send a written request in Good Order to VPSC at one of the addresses listed in Question 15 of this Prospectus. The reset will take effect on the Policy Anniversary immediately following the date we receive your request to reset (the “Rider Reset Effective Date”) and, at such time, the Guaranteed Amount will be increased to equal the Accumulation Value (for 12, 13, 14 and 15 year Holding Periods) or 150% of the Accumulation Value (for the 20 year Holding Period) on that date. After the reset(s), Guaranteed Amount Proportional Reductions still apply during the new Holding Period. We may also set a new charge (not to exceed the guaranteed maximum charge in the “Table of Fees and Expenses”) for the IPR 4.0 and the Rider Risk Charge Adjustment on the Rider Reset Effective Date. (See “CHARGES AND DEDUCTIONS-Other Charges-Investment Preservation Rider, Investment Preservation Rider 2.0, Investment Preservation Rider 3.0 and Investment Preservation Rider 4.0 Charge” and “CHARGES AND DEDUCTIONS-Other Charges-Rider Risk Charge Adjustment”). In addition, upon reset, your allocation restrictions may change. When you reset, a new rider Holding Period with the same duration as the original rider Holding Period starts, that means, for example, if you purchase IPR 4.0 with a 12 year Holding Period, and you elect to reset in policy year four (4), a new 12 year Holding Period will begin on the Policy Anniversary immediately following the date we receive your request to reset. You will not be eligible to receive a one-time adjustment to your Accumulation Value until the Policy Anniversary following the end of the new rider Holding Period. We can suspend or discontinue the ability to reset the Guaranteed Amount at any time in our sole discretion on a nondiscriminatory basis. If we decide to suspend or discontinue the ability to reset the Guaranteed Amount, we will promptly notify you in writing. Please contact your registered representative for more information.

A policyowner may cancel an IPR Reset at any time prior to or within thirty (30) days after the Rider Reset Effective Date. If you cancel your request to reset, no change will be made to the Guaranteed Amount, Holding Period, Holding Period End Date, Rider Effective Date (if previously reset, the Rider Reset Effective Date), allocation restrictions, the IPR 4.0 Charge or Rider Risk Charge Adjustment, if applicable.

If you purchase IPR 4.0, you will be allowed to allocate your premium payments to the Investment Divisions, an available Asset Allocation Model and the DCA Advantage Account subject to the restrictions set forth in APPENDIX 2.

The Fixed Account is not available while the IPR 4.0 is in effect and prior to the Holding Period End Date. Upon any termination of the IPR 4.0, the Fixed Account will be an available investment option. If you purchase the IPR 4.0, there will be limitations on how you allocate to the Investment Divisions. You may allocate your premium payment to Investment Divisions in the Asset Allocation Categories in accordance with the specified thresholds, or to one of the available Asset Allocation Models. Individual transfers between Investment Divisions, the DCA Advantage Account and/or Asset Allocation Models are not allowed. If you wish to complete an individual transfer between the Investment Divisions, or change to a different Asset Allocation Model (if available), you must send a reallocation form to VPSC at one of the addresses in Question 15 of this Prospectus. Each policy quarter, we will automatically rebalance your current allocations to conform to your most recent allocation instructions. The Investment Division restrictions associated with the IPR 4.0 seek to moderate overall volatility or hedge against down-market volatility and may limit your participation in positive investment performance. Other investment options that are available if you do not purchase the IPR 4.0 may offer the potential for higher returns. You should consult with your registered representative and carefully consider whether the Investment Division restrictions associated with the IPR 4.0 meet your investment objectives and risk tolerance. The Asset Allocation Categories and the Asset Allocation Models available with IPR 4.0 are set forth in APPENDIX 2.

If you choose an IPR Reset, the restrictions on investment allocations may change. These changes could include an adjustment to the minimum and/or maximum allocation percentages available under the Asset Allocation Categories, adding or removing Asset Allocation Categories, adding or removing Asset Allocation Models, or discontinuing the availability of the DCA Advantage Account.

With the IPR 4.0, you do not have to surrender the policy to receive any applicable benefit. You will be eligible to receive any benefit payable on the Policy Anniversary for the Holding Period you chose after the later of the Policy Date or the most recent reset date. You do not need to take any action. We will inform you in writing if you are eligible to receive the one-time adjustment to your Accumulation Value under the IPR 4.0. We will also inform you of your options in the event that such one-time adjustment is made to your Accumulation Value which are to (i) surrender the policy and receive the adjusted Accumulation Value (which may be subject to surrender charges), or (ii) continue the policy at the adjusted Accumulation Value, which is subject to market fluctuation. If you are eligible to receive an adjustment, we will credit an amount to your Accumulation Value pro rata in accordance with your allocations currently on file. If you surrender the policy, amounts paid to you under the IPR 4.0 may be taxable and you may be subject to a 10% penalty tax if such amounts are paid before you reach age 59 1/2.

You may cancel the IPR 4.0 within thirty (30) days after delivery of the policy without incurring the Rider Risk Charge Adjustment. To cancel, you must return the IPR 4.0 to VPSC at one of the addresses listed in Question 15 of this Prospectus or to the registered representative through whom you purchased it with a written request for cancellation. Upon receipt of this request, we will promptly cancel the IPR 4.0 and refund any IPR 4.0 charges which may have been deducted. After this 30-day period, you still have the right to discontinue the IPR 4.0, however, we will deduct a Rider Risk Charge Adjustment from your Accumulation Value and we will not refund any IPR 4.0 charges that may have been deducted. (See “OTHER CHARGES-Rider Risk Charge Adjustment.”) Certain jurisdictions may not permit us to assess a Rider Risk Charge Adjustment; for more information, contact your registered representative or see “APPENDIX 4-STATE VARIATIONS”. The cancellation of the IPR 4.0 after the 30 day period will be effective as of the date VPSC receives your cancellation request. You should consider the cost of cancelling the IPR 4.0 prior to purchasing it.

The IPR 4.0 is available with all Non-Qualified (other than Inherited Non-Qualified policies), IRA, SEP IRA, Simple IRA, Roth IRA, Keogh and Pension policies if the Owner (oldest Owner, if the policy is jointly owned) and the Annuitant (oldest Annuitant, if the policy had joint Annuitants) are age 75 or younger (70 or younger for the 20-year Holding Period) on the Rider Effective Date. The rider is not available on TSA, Inherited IRA, Inherited Roth IRA or Inherited Non-Qualified policies.

The IPR 4.0 will provide no benefit if you surrender the policy before the Policy Anniversary on which you are eligible to receive a potential one-time adjustment to your Accumulation Value. Therefore, you should purchase the IPR 4.0 only if you intend to keep the policy for at least the rider Holding Period you choose (12, 13, 14, 15 or 20 years).

In most jurisdictions, the IPR 4.0 will terminate if an ownership change or assignment of the policy is made, other than as explicitly described in the rider.

Any withdrawal reduces the Guaranteed Amount proportionally and the amount of charges assessed for the IPR 4.0. While the IPR 4.0 is in effect, withdrawals will be deducted proportionally from the Allocation Options. However, please note that charges assessed for the IPR 4.0 prior to the date of any withdrawal (including required minimum distributions from IRAs) will not be retroactively adjusted. It is important to note that if you make any withdrawals (including required minimum distributions from IRAs) while the IPR 4.0 is in effect, you may not be able to receive the full value of the IPR 4.0. The reduction in the Guaranteed Amount may be significant, particularly when the Accumulation Value is lower than the Guaranteed Amount (see example below). As a result, the IPR 4.0 may not be appropriate for you if you intend to take withdrawals (including required minimum distributions from IRAs) before the end of the Holding Period you choose. You should consult your tax advisor if you have any questions about the use of the IPR 4.0 in your tax situation.

We have set forth below an example of how the benefit from the IPR 4.0 may be realized and how withdrawals (including required minimum distributions from IRAs) will impact the Guaranteed Amount. In this example, we have assumed the following:

(1)	IPR 4.0 with a 12, 13, 14, or 15 year Holding Period is purchased at the time of application;

(2)	An initial premium payment of $100,000 is made;

(3)	A Premium Credit of $3,000 is applied to your policy;

(4)	No additional premium payments are made;

(5)	A withdrawal of $20,000 is made in the eighth policy year;

(6)	The Accumulation Value immediately preceding the withdrawal has decreased to $80,000; and

(7)	As of the Holding Period End Date, the Accumulation Value on the Policy Anniversary corresponding to the Holding Period you chose has decreased to $50,000.

The Guaranteed Amount when we issued the policy was $100,000. When the withdrawal was made in the eighth Policy Year, we reduced the Guaranteed Amount by the amount of the Guaranteed Amount Proportional Reduction. We calculated the amount of the Guaranteed Amount Proportional Reduction by taking the requested withdrawal amount, dividing it by the Accumulation Value immediately preceding the withdrawal, and then multiplying that number by the Guaranteed Amount immediately preceding the withdrawal.

Guaranteed Amount Proportional Reduction = ($20,000/$80,000) x $100,000 = $25,000

To determine the new Guaranteed Amount after the withdrawal, we subtracted the amount of the Guaranteed Amount Proportional Reduction from the initial Guaranteed Amount: ($100,000 - $25,000) = $75,000.

On the Policy Anniversary for the Holding Period you chose, the Accumulation Value ($50,000) is less than the Guaranteed Amount of $75,000. Therefore, you are eligible to receive a one-time adjustment to your Accumulation Value of $25,000.

If you had chosen the 20-year Holding Period, the Guaranteed Amount would have been $112,500 (150% of $75,000), and the one-time adjustment would be $62,500.

After the adjustment is paid, the rider will end (See IPR 4.0 DEATH BENEFIT regarding the terms under which such death benefit may continue after the IPR 4.0 ends). You would not have been eligible to receive this adjustment to your Accumulation Value if you had not purchased the IPR 4.0 Rider.

Upon your death, the IPR 4.0 and the policy will terminate unless your spouse chooses to continue the policy. Your spouse must be the sole primary beneficiary to continue the IPR 4.0 and the policy. If your spouse chooses to continue the IPR 4.0 and the policy, no death benefit proceeds will be paid upon your death.

IPR 4.0 Death Benefit.

The IPR 4.0 Death Benefit is available in jurisdictions where approved (see “APPENDIX 4—STATE VARIATIONS” for more information).

For the 12, 13, 14 and 15 year Holding Periods:

If the Owner dies on or before the Holding Period End Date and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(a).

If the Owner dies after the Holding Period End Date and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(b).

(1) The amount of the death benefit payable under the policy. (See “DISTRIBUTIONS UNDER THE POLICY—Death Before Annuity Commencement”.)

(2) Any death benefit available under any other rider attached to the policy.

(3) The IPR 4.0 Death Benefit, which is:

(a) The Guaranteed Amount reduced by any Premium Credits applied within twelve (12) months of the date of death; or

(b) The Guaranteed Amount on the Holding Period End Date, increased by any premium payments received after the Holding Period End Date and reduced proportionally for withdrawals taken after the Holding Period End Date.

For the IPR 4.0 Death Benefit in (b) above, the proportional reduction for withdrawals is equal to the amount withdrawn (including any Surrender Charges that you may incur as a result of the withdrawal), divided by the policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the IPR 4.0 Death Benefit immediately preceding the withdrawal. Premium Credits applied after the IPR 3.0 Holding Period End Date are not applied to the IPR 4.0 Death Benefit and therefore do not increase the IPR 4.0 Death Benefit.

For the 20 year Holding Period:

If the Owner dies within the last two (2) years of the rider Holding Period and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(a).

If the Owner dies before the last two (2) years of the rider Holding Period and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(b).

If the Owner dies after the Holding Period End Date and the Owner’s spouse does not continue the policy pursuant to the policy’s death benefit provisions, the death benefit will be equal to the greatest of 1, 2 and 3(c).

(1) The amount of the death benefit payable under the policy. (See “DISTRIBUTIONS UNDER THE POLICY - Death Before Annuity Commencement”.)

(2) Any death benefit available under any other rider attached to the policy.

(3) The IPR 4.0 Death Benefit, which is:

(a) The Guaranteed Amount; or

(b) A portion of the Guaranteed Amount which is determined by dividing the Guaranteed Amount by 150%, reduced by any Premium Credits applied within twelve (12) months of the date of death; or

(c) The Guaranteed Amount on the Holding Period End Date, increased by any premium payments received after the Holding Period End Date and reduced proportionally for withdrawals taken after the Holding Period End Date.

For the IPR 4.0 Death Benefit in (c) above, the proportional reduction for withdrawals is equal to the amount withdrawn (including any Surrender Charges that you may incur as a result of the withdrawal), divided by the policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the IPR 4.0 Death Benefit immediately preceding the withdrawal. Premium Credits applied after the IPR 3.0 Holding Period End Date are not applied to the IPR 4.0 Death Benefit and therefore do not increase the IPR 4.0 Death Benefit.

Payment of a death benefit terminates the IPR 4.0.

It is important to note that for purposes of calculating the Guaranteed Amount under the IPR 4.0 Death Benefit, Partial Withdrawals (including required minimum distributions) proportionally reduce the Guaranteed Amount while additional premium payments increase the Guaranteed Amount dollar for dollar. This means that under certain market conditions, a Partial Withdrawal will cause a greater decrease to the Guaranteed Amount relative to the Guaranteed Amount from a premium payment of the same amount as the withdrawal.

(g) Annual Death Benefit Reset (ADBR) Rider (optional)

You may enhance your Policy’s standard death benefit by purchasing the optional ADBR Rider. The ADBR Rider is available only at the time of application, in jurisdictions where approved. The rider is not available for Inherited Non-Qualified polices. If you purchase this rider and you die prior to the Annuity Commencement Date, we will pay an amount as proceeds to the designated Beneficiary, as of the date we receive proof of death and all requirements necessary to make the payment at VPSC. For policies owned by a grantor trust, all of whose grantors are individuals, benefits will be paid upon the death of any grantor. The amount will be the greater of:

(a)	the death benefit payable under the policy (See “DISTRIBUTIONS UNDER THE POLICY – Death Before Annuity Commencement”); or

(b)

the “Reset Value”, as defined in the next paragraph, plus any additional premium payments made since the most recent “Reset Anniversary”, and less (i) any Premium Credits, if credited to the policy within the twelve (12) months immediately preceding death, and (ii) any proportional withdrawals (“Reset Value Proportional Reductions”) made since the most recent Reset Anniversary; or

(c)	any death benefit available under any other rider attached to the policy.

We automatically calculate the Reset Value, with respect to any policy, every year from the Policy Date (“Reset Anniversary”) until, for Policies applied for on or after May 1, 2019, you reach age 85 and, for Policies applied for before May 1, 2019, until you reach age 80 (or the Annuitant if the Owner is not a natural person). For policies owned by a grantor trust applied for on or after May 1, 2019, the Reset Value will be calculated until any grantor reaches age 85, and for Policies applied for before May 1, 2019, reaches age 80. On the first Policy Anniversary, the Reset Value is defined as the greater of (a) the Accumulation Value on the first Policy Anniversary; and (b) the Return of Premium Death Benefit. The Reset Value on the second and each subsequent Reset Anniversary is defined as the greatest of (a) the Accumulation Value on the current Reset Anniversary; and (b) the Reset Value on the prior Reset Anniversary, plus any premium payments made and, if applicable, any Premium Credits applied since the prior Reset Anniversary, less any ADBR Proportional Withdrawals since the prior Reset Anniversary.

The rider benefit will no longer reset after the Owner’s death or for grantor trust owned policies, the death of any grantor. The only exception is if the policy remains inforce under the spousal option provision of the Policy, if available. If the Owner is not a natural person, or a grantor trust, the rider benefit will no longer reset after the death of the Annuitant. In addition, in jurisdictions where approved, if an ownership change or assignment of the policy is made, other than as explicitly described in the rider, the rider will terminate and no Reset Value will be payable. If the rider is terminated, the death benefit payable will be the benefit provided in the Death Before Annuity Commencement section of this Prospectus.

A Reset Value Proportional Reduction is an amount equal to the amount withdrawn from the policy, after the first Policy Anniversary, (including applicable surrender charges), divided by the policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the Reset Value immediately preceding the withdrawal.

We have set forth below an example of how the ADBR Rider works for an owner who is age 63. The current annual rider charge is 0.25% (for policies applied for on or after May 1, 2016) of the Reset Value as of the last Policy Anniversary, deducted quarterly. In this example, we have assumed the following:

(1)	you purchase this policy with a $200,000 initial premium payment (no additional premium payments are made); a Premium Credit of $6,000 is applied to this payment

(2)	the Accumulation Value as of the first Policy Anniversary is $250,000 (this is the Reset Value)

(3)	the current Accumulation Value is $240,000

(4)	you make a withdrawal of $15,000 in the Policy Year 2 (no surrender charges are applicable)

(5)	you die at the beginning of the second policy quarter of Policy Year 2 after the withdrawal

(6)	the Accumulation Value on the date we receive the necessary requirements to pay the death benefit is $225,000 ($240,000 – $15,000)

(7)	the charge for the ADBR Rider is assessed (for policies applied for on or after May 1, 2016): 0.25% annually (0.0625% per quarter)

(8)	the Death Benefit is the greatest of:

a)	the Accumulation Value

= $225,000

b)	the Return of Premium Death Benefit

= $187,500

c)	the “Reset Value,” which is the greatest of:

1.	the Accumulation Value

= $225,000

2.

the prior Reset Value as of the last Reset Anniversary, plus any premium payments and any Premium Credits made since the prior Reset Anniversary (less any applicable Premium Credits, if credited to the Accumulation Value within the twelve months immediately preceding death), less Reset Value Proportional Reductions since the prior Reset Anniversary.

= $234,375

In this example, your Beneficiary would receive $234,375.00.

The ADBR Rider ends upon the earliest of the following:

1)	the Annuity Commencement Date,

2)	the date you surrender the policy,

3)	an ownership change or assignment of the policy, other than as described in the rider, or

4)	the date we terminate the policy.

Notwithstanding the foregoing, if your spouse, as the sole primary Beneficiary, elects to continue the policy as the new Owner upon your death, the Rider will not end and all of the Rider’s provisions and quarterly charges will continue to be deducted as if the new Owner had purchased the policy on the original Policy Date.

You cannot cancel this Rider without surrendering your policy.

(h) Investment Preservation Rider/Annual Death Benefit Reset Rider Package (optional and available only with policies applied for before May 1, 2016)

If you elected the Investment Preservation Rider/Annual Death Benefit Reset Rider combination package (“IPR + ADBR”) (in jurisdictions where available) before May 1, 2016, you will receive a discount on the charges for both the ADBR and IPR Riders. Please note that if the IPR Rider is cancelled, the charge for the ADBR Rider will revert to the charge that is assessed for that rider, if purchased separately. See “CHARGES AND DEDUCTIONS — Investment Preservation Rider/Annual Death Benefit Reset Rider Package Charge” for more details. There is no IPR + ADBR discount available for policies issued on and after May 1, 2016.

Policyowner Inquiries

Your inquiries and written requests for service must be addressed to NYLIAC as indicated in the response to Questions 16, 17 and 18 of this Prospectus. Faxed and e-mailed requests are not currently accepted; however, we reserve the right to accept them at our discretion. All phone calls for service requests are recorded. We will confirm all transactions in writing. If you feel that a transaction has been processed incorrectly, it is your responsibility to contact us in writing and provide us with all relevant details. You must provide us with the nature of the error, the date of the error and any other relevant details. You should review your reports and statements carefully and promptly report any errors and discrepancies to us, preferably, within fifteen (15) days of the date of the confirmation with the transaction in question.

Records and Reports

NYLIAC will mail to you at your last known address of record, at least semi-annually after the first Policy Year, reports containing information required under the federal securities laws or by any other applicable law or regulation. Generally, NYLIAC will immediately mail to you confirmation of any transactions involving the Separate Account. However, when we process automatic rebalancing transactions through AAR, receive premium payments on your behalf involving the Separate Account initiated through pre-authorized monthly deductions from banks, payments forwarded by your employer, or through other payments made by pre-authorized deductions to which we agree, a summary of these policy transactions will only appear on your quarterly statement and you will not receive an immediate confirmation statement after each such transaction. If you feel a transaction has been processed incorrectly, it is your responsibility to contact us in writing and provide us with all relevant details. You must provide us with the nature of the error, the date of the error and any other relevant details. It is important that you review your confirmation and quarterly statements carefully and promptly report any errors and discrepancies to us, preferably, within fifteen (15) days of the date of the statement in question. It is important that you inform NYLIAC of an address change so that you can receive these policy statements (see Question 17 of this Prospectus). In the event your statement is returned from the US Postal Service as undeliverable, we reserve the right to suspend mailing future correspondence and also suspend current transaction processing until an accurate address is obtained. In addition, no new service requests can be processed until a valid current address is provided.

CHARGES AND DEDUCTIONS

Surrender Charges

Since no deduction for a sales charge is made from premium payments, we impose a surrender charge on certain partial withdrawals and surrenders of the policies. The surrender charge covers certain expenses relating to the sale of the policies, including commissions to registered representatives and other promotional expenses. We measure the surrender charge as a percentage of the amount withdrawn or surrendered. The surrender charge may apply to amounts applied under certain Income Payment options.

If you surrender your policy, we deduct the surrender charge from the amount paid to you. However, you can withdraw any investment gains under your policy without a surrender charge (see “CHARGES AND DEDUCTIONS—Exceptions to Surrender Charges”, below). In the case of a partial withdrawal, you can direct NYLIAC to take surrender charges either from the remaining value of the Allocation Options and/or the DCA Advantage Account from which the partial withdrawals are made, or from the amount paid to you. If the remaining value in an Allocation Option and/or the DCA Advantage Account is less than the necessary surrender charge, we will not process the withdrawal.

The guaranteed maximum surrender charge will be 8% of the amount withdrawn. The percentage of the surrender charge varies, depending upon the length of time a premium payment is in your policy before it is withdrawn. For purposes of calculating the applicable surrender charge, we deem premium payments to be withdrawn on a first-in, first-out basis. Unless required otherwise by state law, the surrender charge for amounts withdrawn or surrendered during the first two Payment Year(s) following the premium payment to which such withdrawal or surrender is 8% of the amount withdrawn or surrendered. This charge then declines by 1% per year for each additional Payment Year, until the eighth Payment Year, after which no charge is made, as shown in the following chart:

Amount of Surrender Charge

Payment Year	Surrender Charge
1	8%
2	8%
3	7%
4	6%
5	5%
6	4%
7	3%
8	2%
9+	0%

In no event will the aggregate surrender charge applied under the policy exceed nine percent (9.0%) of the total premium payments.

Exceptions to Surrender Charges

We will not assess a surrender charge:

(a)

on amounts you withdraw in any Policy Year that are less than or equal to the greatest of (i) 10% of the Accumulation Value as of the last Policy Anniversary (10% of the premium payment if the withdrawal is made in the first Policy Year) less any prior surrender charge free withdrawals during the Policy Year; (ii) 10% of the Accumulation Value at the time of withdrawal, less any prior surrender charge free withdrawals during the Policy Year; or (iii) the Accumulation Value less accumulated premium payments. In response to the public emergency created by the COVID-19 pandemic, however, effective March 23, 2020 we have increased the percentages noted in the preceding sentence to 15%. We reserve the right to discontinue the change at any time. We will notify you of such discontinuation.

(b)	if NYLIAC cancels the policy;

(c)	if you exercise your right to cancel your policy during the Free Look period;

(d)	when we pay proceeds upon the death of the policyowner;

(e)	when you select an Income Payment option involving life income in any Policy Year after the first Policy Anniversary;

(f)

when a required minimum distribution calculated based on the value of this policy is made under a Qualified Policy or an Inherited Non-Qualified policy (this amount will, however, count against the first exception);

(g)	on withdrawals you make under the Living Needs Benefit/Unemployment Rider;

(h)	on monthly or quarterly periodic partial withdrawals made pursuant to Section 72(t)(2)(A)(iv) of the Code;

(i)	when the aggregate surrender charges under a policy exceed 9.0% of the total premium payments; and

(j)	on amounts applied to Future Income Purchases, if applicable.

Other Charges

(a) Mortality and Expense Risk and Administrative Costs Charge

Prior to the Annuity Commencement Date, we deduct a charge from the assets of the Separate Account to compensate us for certain mortality and expense risks and administrative costs (M&E Charge) we assume under the policies and for providing policy administration services. You may choose to have the M&E Charge assessed based on either the Accumulation Value of the policy or the Adjusted Premium Payments.

We reduce the M&E Charge at the end of the period during which a surrender charge applies to the initial premium payment (the “Surrender Charge Period”).

For Accumulation Value based policies applied for on and after May 1, 2016, we assess the following M&E Charges:

•	During the Surrender Charge Period for the initial premium, the M&E Charge is 1.50% (annualized) of the daily average Variable Accumulation Value.

•	After the end of the Surrender Charge Period for the initial premium, the M&E Charge is 1.30% (annualized) of the daily average Variable Accumulation Value.

For Premium based policies applied for on and after May 1, 2016, we assess the following M&E Charges, which are deducted from the Investment Divisions through a reduction in Accumulation Units each policy quarter (excluding premiums allocated to the Fixed Account that are not transferred to the Investment Divisions):

•	During the Surrender Charge Period for the initial premium, the M&E Charge is 1.60% (annualized) of the Adjusted Premium Payments.

•	After the end of the Surrender Charge Period for the initial premium, the M&E Charge is 1.40% (annualized) of the Adjusted Premium Payments.

For Accumulation Value based policies applied for before May 1, 2016, we assess the following M&E Charges:

•	During the Surrender Charge Period for the initial premium, the M&E Charge is 1.60% (annualized) of the daily average Variable Accumulation Value.

•	After the end of the Surrender Charge Period for the initial premium, the M&E Charge is 1.40% (annualized) of the daily average Variable Accumulation Value.

For Premium based policies applied for before May 1, 2016, we assess the following M&E Charges, which are deducted from the Investment Divisions through a reduction in Accumulation Units each policy quarter (excluding premiums allocated to the Fixed Account that are not transferred to the Investment Divisions):

•	During the Surrender Charge Period for the initial premium, the M&E Charge is 1.70% (annualized) of the Adjusted Premium Payments.

•	After the end of the Surrender Charge Period for the initial premium, the M&E Charge is 1.50% (annualized) of the Adjusted Premium Payments.

For Accumulation Value based M&E Charge policies, the M&E Charge may vary based on the Accumulation Value of the policy when the M&E Charge is deducted. In most jurisdictions, for Premium based M&E Charge policies, the M&E Charge is assessed based on the Adjusted Premium Payments and will not vary with fluctuations in the policy’s Accumulation Value. We guarantee that this charge will not increase. If the charge is insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. We expect to profit from this charge. We may use these proceeds for any corporate purpose, including expenses relating to the sale of the policies, to the extent that surrender charges do not adequately cover sales expenses.

The amount of Premium based M&E Charges deducted from your Accumulation Value will be unaffected by fluctuations in market performance. In a rising market, the Premium based M&E Charge structure will benefit the policyowner because the Premium based M&E Charge, when measured as a percentage of separate account assets, will be reduced. In a flat or declining market, the Premium based M&E Charge structure will result in an increase in the charge when measured against separate account assets. The amount of Accumulation Value based M&E Charges assessed to your policy will be affected by fluctuations in market performance. However, the Accumulation Value based M&E Charge structure may be more advantageous in a flat or declining market.

The mortality risk assumed is the risk that Annuitants as a group will live for a longer time than our actuarial tables predict. As a result, we would be paying more Income Payments than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each policy, will differ from actual mortality experience. Lastly, we assume a mortality risk that, at the time of death, the guaranteed minimum death benefit will exceed the policy’s Accumulation Value. The expense risk assumed is the risk that the cost of issuing and administering the policies will exceed the amount we charge for these services. We expect to make a profit from this charge, which we may use for any purpose, including expenses associated with the Premium Credit.

(b) Policy Service Charge

We deduct an annual policy service charge of $30 each Policy Year on the Policy Anniversary and upon surrender of the policy. However, the policy service charge is waived for (i) policies with $100,000 or more Accumulation Value based on each Policy Anniversary and (ii) policies that (a) purchase the IPR 4.0 and (b) the cumulative first year premium(s) are greater than or equal to $25,000 for the entirety of the policy.

We deduct the annual policy service charge from each Allocation Option and the DCA Advantage Account, if applicable, in proportion to its percentage of the Accumulation Value on the Policy Anniversary or date of surrender. This charge is designed to cover the costs for providing services under the policy such as collecting, processing and confirming premium payments and establishing and maintaining the available methods of payment.

(c) Investment Preservation Rider, Investment Preservation Rider 2.0, Investment Preservation Rider 3.0 and Investment Preservation Rider 4.0 Charge

The IPR, IPR 2.0 and IPR 3.0 were and the IPR 4.0 is available only at the time of application in jurisdictions where approved. If you purchased the IPR, IPR 2.0 or IPR 3.0 or purchase the IPR 4.0, we deduct a charge each policy quarter that the rider is in effect based on the amount that is guaranteed. We deduct this charge beginning with the first policy quarter after the Rider Effective Date. (See “RIDERS-Investment Preservation Rider (optional), Investment Preservation Rider 2.0 (optional), Investment Preservation Rider 3.0 (optional) and Investment Preservation Rider 4.0 (optional).”) Usually, we deduct the charge from each Allocation Option in proportion to its percentage of the Accumulation Value on the first Business Day of the applicable policy quarter.

The guaranteed maximum annual charge ranges from 1.50% to 2.00% of the amount that is guaranteed, depending on the Holding Period you choose. We may set a lower charge at our sole discretion.

For IPR 4.0, the current charge ranges from 0.50% to 0.70% of the amount that is guaranteed, applied on a quarterly basis (0.125% to 0.175% per quarter), depending on the Holding Period you choose.

If you reset the amount that is guaranteed, a new charge for the IPR, IPR 2.0, IPR 3.0 and IPR 4.0 may apply. This charge may be more or less than the charge currently in effect on your policy but will never exceed the stated guaranteed maximum. The charge in effect on the Rider Effective Date or on the Rider Reset Effective Date of any reset will not change after the date the rider (or any reset) becomes effective, unless you again reset the amount that is guaranteed. After a reset, we will continue to deduct the current charge until the first policy quarter following the Rider Reset Effective Date.

The IPR, IPR 2.0 and IPR 3.0 Riders are no longer available for purchase. For an IPR, IPR 2.0 and IPR 3.0 Rider reset, the current charges range from 0.45% to 1.00% of the amount that is guaranteed, applied on a quarterly basis (0.1125% to 0.25% per quarter) depending on the rider Holding Period you chose.

(d) Rider Risk Charge Adjustment

If you cancel the IPR, IPR 2.0, IPR 3.0 or IPR 4.0 after thirty (30) days, we will deduct a one-time Rider Risk Charge Adjustment from your Accumulation Value. The cancellation will be effective on the date that VPSC (at one of the addresses listed in Question 16 of this Prospectus) receives your cancellation request. (See “RIDERS—Investment Preservation Rider (optional), Investment Preservation Rider 2.0 (optional), Investment Preservation Rider 3.0 (optional) and Investment Preservation Rider 4.0 (optional)”). In most jurisdictions, we will deduct the Rider Risk Charge Adjustment from an Investment Division or the DCA Advantage Account in proportion to its percentage of the Accumulation Value on that day. We will not deduct this charge if you surrender your policy. However, surrender charges may apply. Certain jurisdictions do not permit us to assess the Rider Risk Charge Adjustment, for more information about the jurisdiction where your policy was issued, contact your registered representative.

We will not change the adjustment for a particular policy once it is set on the date the rider takes effect, unless you reset the applicable IPR Holding Period. The maximum Rider Risk Charge Adjustment is 2.00% of the amount that is guaranteed, except in the case of the 20 year rider Holding Period, which has a 1.00% maximum. We are currently charging the maximum amount. We may set a lower charge at our sole discretion. You should check with your registered representative to determine the percentage we are currently charging before you purchase this feature.

If you reset the amount that is guaranteed, a new Rider Risk Charge Adjustment may apply. This charge may be more or less than the charge currently in effect on your policy, but will never exceed the stated maximum. Upon an IPR Reset, any new percentage will be effective on the Rider Reset Effective Date.

(e) Fund Charges

The value of the assets of the Separate Account will indirectly reflect the Funds’ total fees and expenses. The Funds’ total fees and expenses are not part of the policy. They may vary in amount from year to year. These fees and expenses are described in detail in the relevant Fund’s prospectus and/or SAI.

Certain Eligible Portfolios may also impose liquidity or redemption fees on withdrawals (including transfers) pursuant to SEC rules, including Rules 2a-7 or 22c-2 under the Investment Company Act of 1940. In such cases, we would administer the Fund fees and deduct them from your Accumulation Value or transaction proceeds.

(f) Transfer Fees

Currently, we do not charge for transfers under the policy. However, we reserve the right to charge up to $30 for each transfer after the first 12 in a given Policy Year, subject to any applicable state insurance law requirements. The charge is to compensate us for the expense of processing the transfer. The transfer charge, if applicable, will be assessed at the time that the transfer is processed. Each time you request a transfer, we will assess the transfer charge, if applicable. Separate requests submitted on the same day will each be treated as separate transfers. Transfers made under traditional Dollar Cost Averaging, Interest Sweep, the DCA Advantage Account and Automatic Asset Rebalancing do not count toward this transfer limit.

(g) Annual Death Benefit Reset (ADBR) Rider Charge

If you purchase the ADBR Rider, we will deduct a charge each policy quarter that the Rider is in effect based on the amount that is guaranteed as of the last Reset Anniversary, less any Reset Value Proportional Reductions. In most jurisdictions, this charge will be deducted from each Investment Division, the DCA Advantage Account and the Fixed Account, in proportion to its percentage of the Accumulation Value of the applicable quarter and will not reduce your Adjusted Premium Payments. However, for policies issued in New York, this charge will be deducted only from the Variable Accumulation Value. This charge will continue to be deducted while the policy remains in-force.

If you applied for your policy before May 1, 2016, the charge for the ADBR Rider is based upon your age when the policy is issued, which will not change. The maximum annual charge is 1.00% of the most recent reset amount, or the initial premium payment in the first Policy Year. You should check with your registered representative to determine the percentage we are currently charging. For policies applied for before May 1, 2016, the ADBR Rider charge is as follows:

Age of Oldest Owner at Issue	Annual Charge
65 or younger	0.30% (.0750% per quarter)
66 to 75 inclusive	0.35% (.0875% per quarter)

If you applied for your policy on and after May 1, 2016, the current charge for the ADBR Rider, for policyholders of all ages, is 0.25% per year (0.0625% per quarter).

(h) Investment Preservation Rider/Annual Death Benefit Reset Rider Package Charge (available only with policies applied for before May 1, 2016)

For policies applied for before May 1, 2016, there was a discount if you purchased the Investment Preservation Rider/Annual Death Benefit Reset Rider combination package (“IPR + ADBR”), we will deduct a reduced IPR + ADBR rider charge each policy quarter that the IPR + ADBR package is in effect. The maximum annual charge for the IPR + ADBR package ranges from 2.00% to 2.50%, depending on the IPR Rider Holding Period you chose. For an IPR + ADBR package, the current charge for resets ranges from 0.40% to 0.65% of the amount that is guaranteed under the IPR, applied on a quarterly basis. Please note that if IPR is canceled, the charge for the ADBR rider will revert to the charge that is assessed for that rider, if purchased separately.

Group and Sponsored Arrangements

For certain group or sponsored arrangements, we may reduce the surrender charge and the policy service charge or change the minimum initial and additional premium payment requirements. Group arrangements include those in which a trustee or an employer, for example, purchases policies covering a group of individuals on a group basis. Sponsored arrangements include those in which an employer allows us to sell policies to its employees or retirees on an individual basis.

Our costs for sales, administration, and mortality generally vary with the size and stability of the group among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, including our requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy policies or that have been in existence less than six months will not qualify for reduced charges.

We will make any reductions according to our rules in effect when an application or enrollment form for a policy is approved. We may change these rules from time to time. Any variation in the surrender charge or policy service charge will reflect differences in costs or services and will not be unfairly discriminatory.

Taxes

NYLIAC may, where premium taxes are imposed by state law, deduct such taxes from your policy either: (i) when a surrender, Future Income Purchase or cancellation occurs, or (ii) at the Annuity Commencement Date or the Future Income Start Date. Applicable premium tax rates depend upon such factors as your current state of residency, and the insurance laws and NYLIAC’s status in states where premium taxes are incurred. Current premium tax rates range from 0% to 3.5%. Applicable premium tax rates are subject to change by legislation, administrative interpretations or judicial acts.

We may in the future seek to amend the policies to deduct premium taxes when a premium payment is received.

Under present laws, NYLIAC will also incur state and local taxes (in addition to the premium taxes described above) in several states. NYLIAC may assess charges for such taxes.

NYLIAC does not expect to incur any federal income tax liability attributable to investment income or capital gains retained as part of the Separate Account reserves under the policies. (See “FEDERAL TAX MATTERS.”) Based upon these expectations, no charge is being made currently for corporate federal income taxes which may be attributable to the Separate Account. Such a charge may be made in future years for any federal income taxes NYLIAC incurs.

DISTRIBUTIONS UNDER THE POLICY

Surrenders and Withdrawals

You can make partial withdrawals, periodic partial withdrawals, hardship withdrawals or surrender the policy to receive part or all of the Accumulation Value at any time before the Annuity Commencement Date and while the Annuitant is living. To request a surrender or withdrawal, you can send a written request in Good Order to VPSC at one of the addresses listed on Question 16 of this Prospectus, or utilize any other method we make available. Faxed and e-mailed requests are not currently accepted, however, we reserve the right to accept them at our discretion. If the request is in Good Order, the amount available for withdrawal is the Accumulation Value at the end of the Business Day that VPSC receives the written request, less any outstanding loan balance, surrender charges, taxes that we may deduct, and the annual policy service charge, if applicable. If you have not provided us with a written election not to withhold federal income taxes at the time you make a withdrawal or surrender request, NYLIAC must by law withhold such taxes from the taxable portion of any surrender or withdrawal. We will remit that amount to the federal government. In addition, some states have enacted legislation requiring withholding. You can also request a partial withdrawal online at www.newyorklife.com. Currently, online withdrawals cannot exceed $10,000. NYLIAC will pay all surrenders or withdrawals within seven days of receipt of all required information in Good Order (including documents necessary to comply with federal and state tax law), subject to postponement in certain circumstances. (See “DISTRIBUTIONS UNDER THE POLICY—Delay of Payments.”)

Since you assume the investment risk with respect to amounts allocated to the Separate Account and because certain surrenders or withdrawals are subject to a surrender charge and premium tax deduction, the total amount paid upon surrender of the policy (taking into account any prior withdrawals) may be more or less than the total premium payments made.

Surrenders and withdrawals may be taxable transactions, and the Code provides that a 10% penalty tax may be imposed on certain early surrenders or withdrawals (the penalty tax is increased to 25% in the case of a distribution from a SIMPLE IRA within the first two years of your participation in the SIMPLE IRA Plan.) (See “FEDERAL TAX MATTERS—Taxation of Annuities in General.”) In addition, taxable surrenders and withdrawals may be subject to an additional 3.8 percent tax on net investment income. (See “FEDERAL TAX MATTERS—3.8 Percent Tax on Certain Investment Income.”)

(a) Surrenders

We may deduct a surrender charge and any state premium tax, if applicable, any outstanding loan balance, and the annual policy service charge, if applicable, from the amount paid. We will pay the proceeds in a lump sum to you unless you elect a different Income Payment method. If your address or bank account information has been on file with us for less than 30 days, we may require additional verification of your identity, in Good Order, before we will process a request to send surrender proceeds electronically to that bank account or through the mail to that address. For requests to surrender amounts greater than $50,000, we may require a notarized confirmation of the owner(s) signature . (See “DISTRIBUTIONS UNDER THE POLICY—Income Payments.”) Surrenders may be taxable transactions and the 10% penalty tax provisions may be applicable. (See “FEDERAL TAX MATTERS—Taxation of Annuities in General.”)

(b) Partial Withdrawals

The minimum amount that can be withdrawn is $500, unless we agree otherwise. We will withdraw the amount from the Allocation Options in accordance with your request. However, if you do not specify how to allocate a partial withdrawal among the Allocation Options or if the IPR, IPR 2.0, IPR 3.0 or IPR 4.0 is in effect, we will deduct the partial withdrawal on a pro-rata basis. Your requested partial withdrawal will be effective on the date we receive your request in Good Order at the VPSC or online at www.newyorklife.com. However, if that day is not a Business Day or if your request is received after the close of the NYSE, then the requested partial withdrawal will be effective on the next Business Day. Generally, we will pay the partial withdrawal within seven days of that date. Partial withdrawals may be taxable transactions and the 10% penalty tax provisions may be applicable. (See “FEDERAL TAX MATTERS—Taxation of Annuities in General.”)

If the requested partial withdrawal is equal to the value in any of the Allocation Options from which the partial withdrawal is being made, we will pay the entire value of that Allocation Option and/or the DCA Advantage Account, less any surrender charge that may apply to you. If honoring a partial withdrawal request would result in an Accumulation Value that would provide Income Payments of less than $20 per month on the Annuity Commencement Date, we reserve the right to terminate your policy and pay you the Accumulation Value in a single sum, subject to any applicable state insurance law or regulation. We will notify you of our intention to exercise this right and give you 90 days to make a premium payment. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum.

Also note that partial withdrawal requests for amounts greater than $50,000 must be received in Good Order and we may require a notarized confirmation of the Owner(s) signature. If your address or bank account information has been on file with us for less than 30 days, we may require the request in writing or require additional verification of your identity, in a means acceptable to us, before we will process a request to send partial withdrawal proceeds electronically to that bank account or through the mail to that address. In addition, partial withdrawal requests made from policies that are less than 90 days old or that had an ownership change within 30 days of such partial withdrawal request must be made in writing and sent to VPSC at one of the addresses noted in Question 16 of this Prospectus. Faxed and e-mailed requests are not currently accepted; however, we reserve the right to accept them at our discretion.

It is important to note that any withdrawal reduces the Guaranteed Amount and death benefit proportionally.

(c) Periodic Partial Withdrawals

You may elect to receive regularly scheduled partial withdrawals from the policy. These periodic partial withdrawals may be paid on a monthly, quarterly, semi-annual, or annual basis. You will elect the frequency of the withdrawals and the day of the month for the withdrawals to be made (may not be the 29th, 30th or 31st of a month). We will make all withdrawals on the day of each calendar month you specify, or on the next Business Day (if the day you have specified is not a Business Day or does not exist in that month). To process Periodic Partial Withdrawals, you must send a written request in Good Order to VPSC at one of the addresses listed in Question 16 of this Prospectus. NYLIAC must receive a request in writing no later than five Business Days prior to the date the withdrawals are to begin. If your request for this option is received less than five Business Days prior to the date you request it to begin, the withdrawals will begin on the day of the month you specify in the month following the receipt of your request. Faxed and e-mailed requests are not currently accepted; however, we reserve the right to accept them at our discretion. You must specify the Allocation Options from which the periodic partial withdrawals will be made. The minimum amount under this feature is $100, or such lower amount as we may permit. Periodic partial withdrawals may be taxable transactions and the 10% penalty tax provisions may be applicable. (See “FEDERAL TAX MATTERS—Taxation of Annuities in General.”) If you do not specify otherwise, we will withdraw money on a pro-rata basis from each Investment Division and/or the Fixed Account. You may not make periodic partial withdrawals from the DCA Advantage Account.

You can elect to receive “Interest Only” periodic partial withdrawals for the interest earned on monies allocated to the Fixed Account. This option is not available for policies issued in the State of New York. If this option is chosen, the $100 minimum for periodic partial withdrawals will be waived. However, you must have at least $5,000 in the Fixed Account at the time of each periodic partial withdrawal, unless we agree otherwise.

It is important to note that any withdrawal reduces the Guaranteed Amount and death benefit proportionally.

(d) Hardship Withdrawals

Under certain Qualified Policies, the Plan Administrator (as defined in Code Section 414(g)) may allow, in its sole discretion, certain withdrawals it determines to be “Hardship Withdrawals.” The surrender charge and 10% penalty tax, if applicable, and provisions applicable to partial withdrawals apply to Hardship Withdrawals.

Required Minimum Distribution Option

As of January 1, 2020, the age when required distributions must begin for IRAs, SIMPLE IRAs, SEP IRAs and TSAs has increased from age 70 1⁄2 to 72. This change only applies if you attain age 70 1⁄2 on or after January 1, 2020. For IRAs, SIMPLE IRAs and SEP IRAs, the policyowner is generally not required to elect the required minimum distribution option until April 1st of the year following the calendar year he or she attains age 72. For TSAs, the policyowner is generally not required to elect the required minimum distribution option until April 1st of the year following the later of the calendar year he or she attains age 72 (70 1⁄2 if the policyowner attained age 70 1⁄2 prior to January 1, 2020) or the calendar year he or she retires. For Inherited IRAs and Inherited Roth IRAs, a policyowner who is an Eligible Designated Beneficiary is required to take the first required minimum distribution on or before December 31 of the calendar year following the year of the original owner’s death. For Inherited Non-Qualified policies, the policyowner is required to take the first required minimum distribution prior to the first anniversary of the original owner’s death.

The Coronavirus Aid, Relief and Economic Security Act waives the required minimum distribution rules for calendar year 2020 for (i) plans (including 401(k) plans) qualified under Code Section 401, (ii) defined contribution plans described in Code Sections 403(a) and 403(b), (iii) eligible governmental defined contribution plans described in Code Section 457(b) and (iv) IRAs described in Code Section 408. In addition, distributions which are required to be made in calendar year 2020 by reason of a required beginning date occurring in such calendar year and such distribution not having been made before January 1, 2020 are also waived.

Our Right to Cancel

If we do not receive any premium payments for a period of two years, and the Accumulation Value of your policy would provide Income Payments of less than $20 per month on the Annuity Commencement Date, we reserve the right to terminate your policy subject to any applicable state insurance law or regulation. We will notify you of our intention to exercise this right and, provided that you are not older than the maximum age for making a premium payment as stated on the Policy Data Page, give you 90 days to make a premium payment. If we terminate your policy, we will pay you the Accumulation Value of your policy in one lump sum.

Annuity Commencement Date

The Annuity Commencement Date is the date specified on the Policy Data Page. The Annuity Commencement Date is the day that Income Payments are scheduled to commence (sometimes referred to as annuitization of the policy) unless the policy has been surrendered or an amount has been paid as proceeds to the designated Beneficiary prior to that date. The earliest possible Annuity Commencement Date is the first Policy Anniversary. If we agree, you may change the Annuity Commencement Date to an earlier date. If we agree, you may also defer the Annuity Commencement Date to a later date, provided that we receive notice in a form acceptable to us (or as required under state law) of the request at least one month before the last selected Annuity Commencement Date. To request to change or defer the Annuity Commencement Date to a later date, subject to the constraints noted above, you must provide notice in a form acceptable to us (or as required under state law) in Good Order to VPSC at one of the addresses listed in Question 16 of this Prospectus.

The Annuity Commencement Date and Income Payment method for Qualified Policies and Inherited Non-Qualified policies may also be controlled by endorsements, the plan, or applicable law.

Death Before Annuity Commencement

Unless amended by any rider attached to the policy, if the Owner dies prior to the Annuity Commencement Date, we will pay an amount as proceeds to the designated Beneficiary, as of the date VPSC receives proof of death and all other required information in Good Order at one of the addresses listed in Question 16 of this Prospectus. With a jointly owned policy, ownership rights and privileges under the policy must be exercised jointly and benefits under the policy will be paid upon the death of any joint owner. (See “FEDERAL TAX MATTERS—Taxation of Annuities in General.”) For policies owned by a grantor trust, all of whose grantors are individuals, benefits will be paid upon the death of any grantor. The amount will be the greatest of:

(a)	the Accumulation Value less any Premium Credits applied within the 12 months immediately preceding death (in states where permitted); or

(b)	the Return of Premium Death Benefit; or

(c)	the Step-up Death Benefit.

If more than one Beneficiary is named, each Beneficiary will be paid a pro rata portion from each Investment Division, the Fixed Account and the DCA Advantage Account in which the policy is invested as of the date we receive proof of death and all requirements necessary to make the payment to that Beneficiary. We will keep the remaining balance in the policy to pay the other Beneficiaries. Due to market fluctuations, the remaining Accumulation Value may increase or decrease and we may pay subsequent Beneficiaries a different amount. Beneficiary(ies) may not make transfers between Investment Divisions of the Separate Account, the Fixed Account or any other investment option that we may offer at any time.

We will make payments in a lump sum to the Beneficiary unless you have elected or the Beneficiary elects otherwise in a signed written notice in Good Order. If such an election is properly made, we will apply all or part of these proceeds:

(i)	under a Life Income Payment option to provide an immediate annuity for the Beneficiary who will be the policyowner and Annuitant; or

(ii)	under another Income Payment option we may offer at the time.

Payments under the annuity or under any other method of payment we make available must be for the life of the Beneficiary, or for a number of years that is not more than the life expectancy of the Beneficiary at the time of the policyowner’s death (as determined for federal tax purposes), and must begin within one year after the policyowner’s death. (See “DISTRIBUTIONS UNDER THE POLICY—Income Payments.”)

If your spouse (as defined under Federal law) is designated as the sole primary Beneficiary, we can pay the proceeds to the surviving spouse if you die before the Annuity Commencement Date or the policy can continue with the surviving spouse as (a) the new policyowner and, (b) the Annuitant, if you were the Annuitant. For policies with one Annuitant, if the Annuitant is not an Owner and the Annuitant dies before the Annuity Commencement Date, when we receive proof of death for the Annuitant, the Owner will become the Annuitant, and the policy will continue. If the policy is jointly owned, the first Owner named will become the Annuitant.

We will make any distribution or application of policy proceeds within 7 days after VPSC receives all documents (including documents necessary to comply with federal and state tax law) in connection with the event or election that causes the distribution to take place at one of the addresses listed in Question 16 of this Prospectus, subject to postponement in certain circumstances. (See “DISTRIBUTIONS UNDER THE POLICY—Delay of Payments.”)

Income Payments

(a) Election of Income Payment Options

On the Annuity Commencement Date, the Accumulation Value will be applied to provide a monthly Income Payment. We will make Income Payments under the Life Income – Guaranteed Period Payment Option. (See “ANNUITY PAYMENTS” in the Statement of Additional Information.) However, on or before the Annuity Commencement Date, you can elect to receive Income Payments under such other option we may offer at that time where permitted by state laws. We will require that a lump sum payment be made if the Accumulation Value is an amount that would provide Income Payments of less than $20 a month on the Annuity Commencement Date. If the Life Income – Guaranteed Period Payment Option is not chosen, you may change the Income Payment Option or request any other method of payment we agree to at any time before the Annuity Commencement Date. To change the Income Payment option or to request another method of payment prior to the Annuity Commencement Date, you must send a written request in Good Order to VPSC at one of the addresses listed in Question 16 of this Prospectus. However, once payments begin, you may not change the option. If a life Income Payment option is chosen, we may require proof of birth date before Income Payments begin. For Income Payment options involving life income, the actual age of the Annuitant(s) will affect the amount of each payment. Since payments based on older Annuitants are expected to be fewer in number, the amount of each annuity payment should be greater. We will make payments under the Life Income Guaranteed Period Payment Option in the same specified amount and over the life of the Annuitant(s) with a guarantee of 10 years of payments, even if an Annuitant dies sooner. NYLIAC does not currently offer variable Income Payment options.

A policyholder may elect to apply a portion of the Accumulation Value toward one of the Income Payment options we may offer, while the remainder of the policy continues to accumulate income on a tax-deferred basis. This is called a partial annuitization. A partial annuitization will reduce the benefits provided under the policy. The Accumulation Value will be reduced by the amount placed under one of the Income Payment options we may offer. Under a partial annuitization, the policy’s Accumulation Value, any riders under the policy and any charges assessed will be treated the same as they would under any other withdrawal from the policy’s Accumulation Value, except that surrender charges will not be assessed. (See “FEDERAL TAX MATTERS.”) Partial annuitization is not available for Inherited Non-Qualified or Inherited Roth IRA policies.

It is important to note that partial annuitizations reduce the Guaranteed Amount and death benefit proportionally.

Under Income Payment options involving life income, the Payee may not receive Income Payments equal to the total premium payments made under the policy if the Annuitant dies before the actuarially predicted date of death. We base Income Payment options involving life income on annuity tables that vary on the basis of gender, unless the policy was issued under an employer sponsored plan or in a state which requires unisex rates.

Taxable Income Payments may be subject to an additional 3.8 percent tax on net investment income. (See “FEDERAL TAX MATTERS—3.8 Percent Tax on Certain Investment Income.”)

(b) Proof of Survivorship

We may require satisfactory proof of survival from time to time, before we pay any Income Payments or other benefits. We will request the proof at least 30 days prior to the next scheduled payment date.

Delay of Payments

We will pay any amounts due from the Separate Account under the policy within seven (7) days of the date VPSC receives all documents (including documents necessary to comply with federal and state tax law) in connection with a payment request at one of the addresses listed in Question 16 of this Prospectus.

Situations where payment may be delayed:

1.	We may delay payment of any amounts due from the Separate Account under the policy and transfers among Investment Divisions during any period that:

(a)

The New York Stock Exchange (“NYSE”) is closed, for other than usual weekends or holidays; trading is restricted by the Securities and Exchange Commission (SEC); or the SEC declares that an emergency exists;

(b)	The SEC, by order, permits us to delay payment in order to protect our policyowners; or

(c)	The check used to pay the premium has not cleared through the banking system. This may take up to fifteen (15) days.

2.

We may delay payment of any amounts due from the Fixed Account and/or the DCA Advantage Account. When permitted by law, we may defer payment of any partial withdrawal or full surrender request for up to six months from the date of surrender from the Fixed Account and/or the DCA Advantage Account. We will pay interest of at least 1.0% per year on any partial withdrawal or full surrender request deferred for 30 days or more.

3.

Federal laws made to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or “freeze” a policy. If these laws apply in a particular policy(ies), we would not be allowed to pay any request for transfers, partial withdrawals, surrenders or death benefits. If a policy or an account is frozen, the Accumulation Value would be moved to a special segregated interest-bearing account and held in that account until we receive instructions from the appropriate federal regulator.

Designation of Beneficiary

You may select one or more Beneficiaries and name them in the application. Thereafter, before the Annuity Commencement Date and while you are living, you may change the Beneficiary by written notice in Good Order sent to one of the addresses listed in Question 16 of this Prospectus, at www.newyorklife.com or you can utilize any other method we make available. If before the Annuity Commencement Date, the Annuitant dies while you are still living, you will become the new Annuitant under the policy. If you are the Annuitant, the proceeds pass to your Beneficiary.

If no Beneficiary for any amount payable, or for a stated share, survives you, the right to this amount or this share will pass to your estate. Payment of the proceeds will be made in a single sum to your estate. If any Beneficiary dies at the same time as you, or within fifteen (15) days after your death, but before we receive proof of death and all claim information in Good Order, we will pay any amount payable as though the Beneficiary died first.

Every state has unclaimed property laws, which generally declare an annuity policy to be abandoned after a period of inactivity of three to five years from the policy’s maturity date or the date the death benefit is due and payable. If, after a thorough search, we are unable to locate you after your policy’s Annuity Commencement Date, or if we are unable to locate your Beneficiary if you die before the Annuity Commencement Date, or you or the Beneficiary do not come forward to claim the policy proceeds or death benefit in a timely manner, the proceeds or death benefit may be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the annuitant last resided, as shown on our books and records, or to Delaware (our state of domicile). This escheatment is revocable, however, and the state is obligated to pay back the escheated amount if you or your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designation, including addresses, if and as they change. Please contact us at 1-800-598-2019, or send written notice to one of the addresses in Question 16 of the Prospectus.

Restrictions Under Code Section 403(b)(11)

With respect to 403(b) TSAs, distributions attributable to salary reduction contributions made in years beginning after December 31, 1988 (including the earnings on these contributions), as well as to earnings in such years on salary reduction accumulations held as of the end of the last year beginning before January 1, 1989, may not begin before the employee attains age 59 1⁄2, has a severance from employment, dies or becomes disabled. The Code section 403(b) plan may also provide for distribution in the case of hardship. However, hardship distributions are limited to amounts contributed by salary reduction. The earnings on such amounts may not be withdrawn. Even though a distribution may be permitted under these rules (e.g., for hardship or due to a severance from employment), it may still be subject to a 10% additional income tax as a premature distribution.

Under the final Code section 403(b) regulations, which the Department of Treasury published on July 26, 2007, employer contributions made to Code section 403(b) TSA contracts will be subject to new withdrawal restrictions. Under the new rules, amounts attributable to employer contributions to a Code section 403(b) TSA contract that is issued after December 31, 2008 may not be distributed earlier than the earliest of severance from employment or upon the occurrence of a certain event, such as after a fixed number of years, the attainment of a stated age, or disability. These new withdrawal restrictions do not apply to Code section 403(b) TSA contracts issued before January 1, 2009.

Under the terms of your Code section 403(b) plan, you may have the option to invest in other funding vehicles, including Code section 403(b)(7) custodial accounts. You should consult your plan document to make this determination.

Loans

Loans are available only if you have purchased an Accumulation Value based M&E Charge policy in connection with a 403(b) plan. Loans are not available for policies with IPR, IPR 2.0, IPR 3.0 or IPR 4.0, and may not be available in all states for plans subject to the Employment Retirement Income Security Act of 1974 (ERISA). To request a TSA loan, you must send a written request in Good Order to VPSC. If your address or bank account information has been on file with us for less than 30 days, we may require additional verification of your identity, in a form acceptable to us, before we will process a request to send loan proceeds electronically to that bank account or through the mail to that address. Under your 403(b) policy, you may borrow against your policy’s Accumulation Value prior to the Annuity Commencement Date. Unless we agree otherwise, only one loan may be outstanding at a time. There must be a minimum Accumulation Value of $5,000 in the policy at the time of the loan. The minimum loan amount is $500. The maximum loan that you may take is the lesser of: (a) 50% of the policy’s Accumulation Value on the date of the loan or (b) $50,000 minus your highest outstanding principal balance in the previous 12 months from your policy and any qualified employer plan (as defined under Sections 72(p)(4) and 72(p)(2)(D) of the Code). Please note that adverse tax consequences could result from your failure to comply with this limitation. NYLIAC, and its affiliates and agents do not provide legal or tax advice nor assume responsibility or liability for any legal or tax consequences of any TSA loan taken under a 403(b) policy or the compliance of such loan with the Code limitations set forth in this paragraph or for determining whether any plan or loan is subject to and/or complies with ERISA.

We withdraw a loan processing fee of $25 from the Accumulation Value on a pro rata basis, unless prohibited by applicable state law or regulation. If on the date of the loan you do not have a Fixed Accumulation Value equal to at least 125% of the loan amount, we will transfer sufficient Accumulation Value from the Investment Divisions and/or the DCA Advantage Account on a pro rata basis so that the Fixed Accumulation Value equals 125% of the loan amount. While a loan is outstanding, you may not make partial withdrawals or transfers which would reduce the Fixed Accumulation Value to an amount less than 125% of the outstanding loan balance.

For all loans, of the assets being held in the Fixed Account to secure 125% of the loan amount, the interest rate credited to the amount representing the outstanding loan balance will be 2% less than the interest rate charged on the loan. The additional 25% being held in the Fixed Account to secure the loan will be credited with the current declared interest rate for both non-ERISA and ERISA subject plans. The credited interest rate will always be at least equal to the minimum guaranteed interest rate stated on the Policy Data Page.

For plans subject to ERISA, interest charged will be based on the Prime Rate, as reported in the Wall Street Journal on the first Business Day of a calendar year or the Moody’s Corporate Bond Yield Average as of two months before the date the rate is determined. The rate is determined on the first Business Day of the calendar year. We will assess interest in arrears as part of the periodic loan repayments.

You must repay the loan on a periodic basis not less frequent than quarterly and over a period no greater than five years from the date it is taken. If a loan repayment is in default, we will withdraw the amount in default from the Fixed Accumulation Value to the extent permitted by federal income tax rules. We will take such a repayment on a first-in, first-out (FIFO) basis from amounts allocated to the Fixed Account.

We permit loans to acquire a principal residence under the same terms described above, except that:

(a)	the minimum loan amount is $5,000; and

(b)	repayment of the loan amount may be extended to a maximum of twenty-five years.

We deduct any outstanding loan balance including any accrued interest from the Fixed Accumulation Value prior to payment of a surrender or the commencement of the annuity benefits. On death of the policyowner or Annuitant, we deduct any outstanding loan balance from the Fixed Accumulation Value as a partial withdrawal as of the date we receive the notice of death.

Loans are subject to the terms of the policy, your 403(b) plan and the Code, which may impose restrictions upon them. We reserve the right to suspend, modify, or terminate the availability of loans under this policy at any time. However, any action taken by us will not affect already outstanding loans. Also note that for Premium Based M&E Charge policies purchased in connection with TSA plans, you may not borrow any portion of your Accumulation Value.

THE FIXED ACCOUNT

The Fixed Account is backed by assets in NYLIAC’s general account, which includes all of NYLIAC’s assets except those assets specifically allocated to NYLIAC’s separate accounts. NYLIAC has sole discretion to invest the assets of the Fixed Account subject to applicable law. The Fixed Account is not registered under the federal securities laws and is generally not subject to their provisions. Therefore, generally you do not have the benefits and protections of these statutes for amounts allocated to the Fixed Account. These disclosures regarding the Fixed Account may be subject to certain applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

(a) Interest Crediting

NYLIAC guarantees that it will credit interest at an annual effective rate of at least the minimum guaranteed interest rate stated on the Policy Data Page of your policy, to amounts allocated or transferred to the Fixed Account under the policies. As of the date of this Prospectus, the guaranteed minimum interest rate is 0.05%. Please contact your registered representative for the current guaranteed minimum interest rate. We credit interest on a daily basis. NYLIAC may, at its sole discretion, credit a higher rate or rates of interest to amounts allocated or transferred to the Fixed Account.

Interest rates will be set on the anniversary of each premium payment or transfer. All premium payments, any Premium Credit, and additional amounts (including transfers from other Investment Divisions) allocated to the Fixed

Account, plus prior interest earned on such amounts, will receive their applicable interest rate for one-year periods from the anniversary on which the allocation or transfer was made. The Fixed Account Accumulation Value will never be less than the Fixed Account portion of the Nonforfeiture Value.

(b) Transfers Between the Fixed Account and Investment Divisions or an Asset Allocation Model

Generally, you may transfer amounts from the Fixed Account (if applicable) to the Investment Divisions or an available Asset Allocation Model up to thirty (30) days prior to the Annuity Commencement Date, subject to the following conditions.

1. The maximum amount you are allowed to transfer from the Fixed Account to the Investment Divisions or an available Asset Allocation Model, including Interest Sweep transfers, during any Policy Year while the surrender charge period for the initial premium payment is in effect is 25% of the highest attained Fixed Account Accumulation Value as of the beginning of each Policy Year. When the surrender charge period is no longer in effect, the maximum amount that you are allowed to transfer from the Fixed Account to the Investment Divisions or an Asset Allocation Model may not exceed 50% of the highest attained Fixed Account Accumulation Value as of the beginning of each Policy Year, regardless of any new surrender charge periods applicable to additional premium payments. The highest attained Fixed Account Accumulation Value will decrease by the amount of any withdrawals made from the Fixed Account and increase by the amount of any additional premium payments made to the Fixed Account. When the Fixed Account Accumulation Value is zero, all previous Fixed Account Accumulation values are disregarded, and the next premium payment to the Fixed Account will then be considered the highest attained Fixed Account Accumulation Value until a subsequent anniversary results in a higher balance.

2. The remaining value in the Fixed Account after a transfer from the Fixed Account to the Investment Divisions or an available Asset Allocation Model must be at least $25. If, after a contemplated transfer, the remaining value in the Fixed Account would be less than $25, that amount must be included in the transfer, unless NYLIAC in its discretion permits otherwise. We determine amounts transferred from the Fixed Account on a first-in, first-out (FIFO) basis, for purposes of determining the rate at which we credit interest on amounts remaining in the Fixed Account.

3. For Premium Based M&E Charge policies, transfers are not allowed into the Fixed Account.

4. For Account Value based M&E Charge policies, transfers from the Investment Divisions to the Fixed Account must be at least $500.

For Premium based M&E Charge policies, premium payments transferred from the Fixed Account to the Investment Divisions or an Asset Allocation Model are subject to a Mortality and Expense Risk and Administrative Costs Charge.

Except as part of an existing request relating to traditional Dollar Cost Averaging or Interest Sweep, you may not transfer money into the Fixed Account if you made a transfer out of the Fixed Account during the previous six-month period.

You must make transfer requests in writing in Good Order and sent to VPSC at one of the addresses listed in Question 16 of this Prospectus or by telephone in accordance with established procedures or through our online service at www.newyorklife.com. Faxed and e-mailed requests are not currently accepted, however, we reserve the right to accept them at our discretion.

We will deduct partial withdrawals and apply any surrender charges to the Fixed Account on a FIFO basis (i.e., from any value in the Fixed Account attributable to premium payments or transfers from Investment Divisions or an Asset Allocation Model in the same order in which you allocated such payments or transfers to the Fixed Account during the life of the policy).

THE DCA ADVANTAGE ACCOUNT

Like the Fixed Account, the DCA Advantage Account is also held in NYLIAC’s general account. The DCA Advantage Account is not registered under the federal securities laws. The information contained in the first paragraph under “THE FIXED ACCOUNT” applies equally to the DCA Advantage Account.

NYLIAC will set interest rates in advance for each date on which we may receive a premium payment to the DCA Advantage Account. We will never declare less than the minimum guaranteed interest rate stated on the Policy Data Page of your policy. If you choose to allocate your initial premium payment to the DCA Advantage Account, the initial premium, and any subsequent premium payments we receive for an initial DCA Advantage Account that is already open, will earn interest at the rate in effect on the date you signed your application. If an additional premium payment is allocated to the DCA Account after the duration of the initial account has expired, the DCA Advantage Account will be re-activated and will earn interest at the rate in effect on the Business Day we receive the premium payment. Any Premium Credit will receive the applicable interest rate in effect on the Business Day we receive the premium payment. Interest rates for subsequent premium payments made into the DCA Advantage Account may be different from the rate applied to prior premium payments made into the DCA Advantage Account. The DCA Advantage Account Accumulation Value will never be less than the DCA Advantage Account portion of the Nonforfeiture Value.

The annual effective rate that we declare is credited only to amounts remaining in the DCA Advantage Account. We credit the interest on a daily basis. Because money is periodically transferred out of the DCA Advantage Account, amounts in the DCA Advantage Account will not achieve the declared annual effective rate. Please note that interest credited under the DCA Advantage Account will exceed the actual investment earnings of NYLIAC less appropriate risk and expense adjustments. Excess interest amounts credited to the DCA Advantage Account will be recovered by fees and charges associated with the Investment Divisions in later Policy Years. The interest credited in later Policy Years may be less than that for the first Policy Year.

FEDERAL TAX MATTERS

Introduction

The following discussion is general and is not intended as tax advice. We issue both Qualified and Non-Qualified Policies. Both types of policies offer tax-deferred accumulation. A Non-Qualified Policy can provide for retirement income other than through a tax-qualified plan. Qualified Policies are designed for use by individuals in retirement plans which are intended to qualify as plans qualified for special income tax treatment under Sections 219, 403(b), 408 or 408A of the Code. The ultimate effect of federal income taxes on the Accumulation Value, on Income Payments and on the economic benefit to you, the Annuitant or the Beneficiary depends on the type of retirement plan for which the Qualified Policy is purchased, on the tax and employment status of the individual concerned and on NYLIAC’s tax status. The following discussion assumes that Qualified Policies are used in retirement plans that qualify for the special federal income tax treatment described above. This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under a policy. Any person concerned about these tax implications should consult a tax adviser before making a premium payment. This discussion is based upon NYLIAC’s understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. We cannot predict the likelihood of continuation of the present federal income tax laws or of the current interpretations by the Internal Revenue Service, which may change from time to time without notice. Any such change could have retroactive effects regardless of the date of enactment. Moreover, this discussion does not take into consideration any applicable state or other tax laws except with respect to the imposition of any state premium taxes. We suggest you consult with your tax adviser.

Taxation of Annuities in General

The following discussion assumes that the policies will qualify as annuity contracts for federal income tax purposes. The Statement of Additional Information discusses such qualifications.

Section 72 of the Code governs taxation of annuities in general. NYLIAC believes that an annuity policyowner generally is not taxed on increases in the value of a policy until distribution occurs either in the form of a lump sum received by withdrawing all or part of the Accumulation Value (i.e., surrenders or partial withdrawals) or as Income Payments under the Income Payment option elected. The exception to this rule is that generally, a policyowner of any deferred annuity policy who is not a natural person must include in income any increase in the excess of the policyowner’s Accumulation Value over the policyowner’s investment in the contract during the taxable year. However, there are some exceptions to this exception. You may wish to discuss these with your tax counsel. The taxable portion of a distribution (in the form of an annuity or lump sum payment) is generally taxed as ordinary income. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Accumulation Value generally will be treated as a distribution.

In the case of a withdrawal or surrender distributed to a participant or Beneficiary under a Qualified Policy, a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the contract to the total policy value. The “investment in the contract” generally equals the portion, if any, of any premium payments paid by or on behalf of an individual under a policy which is not excluded from the individual’s gross income. For policies issued in connection with qualified plans, the “investment in the contract” can be zero. The law requires the use of special simplified methods to determine the taxable amount of payments that are based in whole or in part on the Annuitant’s life and that are paid from TSAs.

Generally, in the case of a withdrawal under a Non-Qualified Policy before the Annuity Commencement Date, amounts received are first treated as taxable income to the extent that the Accumulation Value immediately before the withdrawal exceeds the “investment in the contract” at that time. Any additional amount withdrawn is not taxable. On the other hand, upon a full surrender of a Non-Qualified Policy, if the “investment in the contract” exceeds the Accumulation

Value (less any surrender charges), the loss is treated as an ordinary loss for federal income tax purposes. However, limitations may apply to the amount of the loss that may be deductible.

Although the tax consequences may vary depending on the Income Payment option elected under the policy, in general, only the portion of the Income Payment that represents the amount by which the Accumulation Value exceeds the “investment in the contract” will be taxed. After the investment in the Policy is recovered, the full amount of any additional Income Payments is taxable. For fixed Income Payments, in general, there is no tax on the portion of each payment which represents the same ratio that the “investment in the contract” bears to the total expected value of the Income Payments for the term of the payments. However, the remainder of each Income Payment is taxable until the recovery of the investment in the contract, and thereafter the full amount of each annuity payment is taxable. If death occurs before full recovery of the investment in the contract, the unrecovered amount may be deducted on the Annuitant’s final tax return.

Effective for amounts received in taxable years beginning after December 31, 2010, a policyowner may elect to apply a portion of the Accumulation Value towards one of the Income Payment options we may offer, while the remainder of the policy continues to accumulate income on a tax-deferred basis. This is called a partial annuitization. If a policyowner chooses to partially annuitize a policy, the resulting payments will be taxed as fixed Income Payments described above, only if such payments are received for one of the following periods: (1) the annuitant’s life (or the lives of the joint annuitants, if applicable), or (2) a period of 10 years or more. Provided such requirements are met, the “investment in the contract” will be allocated pro rata between each portion of the policy from which amounts are received as an annuity and the portion of the policy from which amounts are not received as an annuity. It is our understanding that the commencement of Future Income Payments before the Annuity Commencement Date will be treated as a partial annuitization of the policy. As such, the investment in the contract will be allocated pro rata between the Future Income Payments and the Accumulation Value. Although there is some uncertainty regarding when the investment in the contract should be allocated, we believe that allocation at commencement of Future Income Payments is consistent with Code Section 72(a)(2), which provides for partial annuitization treatment if any amount is “received” as an annuity (and other applicable requirements are met). In light of this uncertainty, however, you should consult a tax adviser before making a Future Income Purchase.

In the case of a distribution, a penalty tax equal to 10% of the amount treated as taxable income may be imposed. The penalty tax is not imposed in certain circumstances, including, generally, distributions: (1) made on or after the date on which the policyowner attains age 59 1⁄2, (2) made as a result of the policyowner’s (or, where the policyowner is not an individual, the Annuitant’s) death, (3) made as a result of the policyowner’s disability, (4) which are part of a series of substantially equal periodic payments (at least annually) made for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies) of the policyowner and his or her designated beneficiary, or (5) received from an Inherited IRA. Other tax penalties may apply to certain distributions pursuant to a Qualified Policy. For more details regarding this penalty tax and other exemptions that may be applicable, including those related to COVID-19, please consult a tax adviser.

All non-qualified, deferred annuity contracts issued by NYLIAC (or its affiliates) to the same policyowner during any calendar year are to be treated as one annuity contract for purposes of determining the amount includible in an individual’s gross income. In addition, there may be other situations in which the Treasury Department may conclude (under its authority to issue regulations) that it would be appropriate to aggregate two or more annuity contracts purchased by the same policyowner. Accordingly, a policyowner should consult a tax adviser before purchasing more than one policy or other annuity contract.

A transfer of ownership of a policy, or designation of an Annuitant or other Beneficiary who is not also the policyowner, may result in certain income or gift tax consequences to the policyowner. A policyowner contemplating any transfer or assignment of a policy should consult a tax adviser with respect to the potential tax effects of such a transaction.

3.8 Percent Tax on Certain Investment Income

In general, a tax of 3.8 percent will apply to net investment income (“NII”) received by an individual taxpayer to the extent his or her modified adjusted gross income (“MAGI”) exceeds certain thresholds (e.g., $250,000 in the case of taxpayers filing jointly, $125,000 in the case of a married taxpayer filing separately and $200,000 in the case of other individual taxpayers). For this purpose, NII includes (i) gross income from various investments, including gross income received with respect to annuities that are not held through a tax-qualified plan (e.g., a traditional IRA or Section 403(b) plan) and (ii) net gain attributable to the disposition of property. Such NII (as well as gross income from tax qualified plans) will also increase a taxpayer’s MAGI for purposes of the taxable thresholds described above. This tax also applies to trusts and estates under a special set of rules. In 2012 the IRS and the Treasury Department issued guidance regarding this new tax in the form of proposed regulations, which were finalized in 2013. You should consult your tax advisor to determine the applicability of this tax in your individual circumstances and with respect to any amount received in connection with the surrender of the policy, distributions or withdrawals from the policy or the exercise of other rights and features under this annuity contract.

Partial Section 1035 Exchanges

Section 1035 of the Code provides that an annuity contract may be exchanged in a tax-free transaction for another annuity contract or a long-term care insurance policy. The IRS has issued guidance which provides that the direct transfer of a portion of an annuity contract into another annuity contract can qualify as a tax-free exchange, provided that no amounts (other than annuity payments made for life or for a term of at least 10 years) are distributed from either contract involved in the exchange for 180 days following the date of the transfer. If a taxpayer takes a distribution during this 180-day waiting period, the IRS guidance provides that the IRS will apply general tax principles to determine the tax treatment of the transfer and/or the distribution (e.g., in appropriate circumstances, as taxable “boot” or as a taxable distribution, effectively negating the tax-free exchange).

This IRS guidance, however, does not address the tax treatment of a partial exchange of an annuity contract for a long-term care insurance policy. Although we believe that taking a distribution or withdrawal from the Contract described in this prospectus within 180 days of a partial exchange of such Contract for a long-term care insurance policy should not cause such prior partial exchange to be treated as taxable, there can be no assurance that the IRS will not expand the 180-day rule described above to partial exchanges of an annuity contract for a long-term care insurance policy, or that the IRS will not provide other guidance with respect to such partial exchanges. If you contemplate such an exchange, you should consult a tax advisor to discuss the potential tax effects of such a transaction.

Inherited Non-Qualified Policies

An Inherited Non-Qualified Annuity is an annuity contract that is held for the benefit of the beneficiary of a deceased annuity contract owner in order to distribute death proceeds of a non-qualified annuity to the beneficiary over that beneficiary’s life expectancy in accordance with the required distribution rules of IRC Section 72(s).

The source of the funds used to purchase an Inherited Non-Qualified Annuity must be a 1035 exchange of (i) death benefit proceeds payable to the beneficiary under a non-qualified annuity contract, or (ii) an Inherited Non-Qualified Annuity contract under which the beneficiary is currently taking required distributions based upon his or her life expectancy in accordance with IRC Section 72(s)(2).

In order to exchange the original contract, the original owner of the contract must have died before the annuity commencement date. The death benefit proceeds of the original contract must be transferred directly to NYLIAC. Payments under this Policy will be calculated using the RMD method described in IRS Revenue Ruling 2002-62. The Annuitant must irrevocably elect and commence payments of his or her required distributions under the Policy no later than one year after the death of the owner of the original contract and the Annuitant must receive the entire required distribution by December 31st of the year in which payments under the Policy commence. If more than one year has elapsed since the original owner’s death, you are eligible for a NYLIAC Inherited Non-Qualified Annuity only if you started to receive required distributions under IRC Section 72(s) from the original contract or from another Inherited Non-Qualified Annuity within one year of the original owner’s death and you have taken the required distribution for the current and, if applicable, all prior years.

The Policy will be titled in the beneficiary’s name as beneficiary of the deceased owner and cannot be transferred. The beneficiary must be the Annuitant, and the Annuitant cannot be changed. Additional Purchase Payments cannot be applied to the Policy. Additional special rules apply to an Inherited Non-Qualified Annuity.

Qualified Policies

Qualified Policies are designed for use with retirement plans that qualify for special federal income tax treatment under Sections 219, 403(b), 408, and 408A of the Code. The tax rules applicable to participants and beneficiaries in these plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions (including special rules for certain lump sum distributions to individuals who attained the age of 50 by January 1, 1986). Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59 1⁄2 (subject to certain exceptions), distributions that do not conform to specified minimum distribution rules and in certain other circumstances. Therefore, this discussion only provides general information about the use of Qualified Policies with the plans described below. Policyowners and participants under these plans, as well as Annuitants and Beneficiaries are cautioned that the rights of any person to any benefits under the plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the policy issued in connection with the plan. Purchasers of Qualified Policies should seek legal and tax advice regarding the suitability of the policy.

(a) 403(b) Plans. Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase annuity policies for their employees are excludible from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes.

Important Information Regarding Final Code Section 403(b) Regulations

On July 26, 2007, the Department of the Treasury published final Code section 403(b) regulations that were largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their Code section 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan and/or the written information sharing agreement between the employer and NYLIAC may impose new restrictions on both new and existing Code section 403(b) TSA contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.

Prior to the effective date of the final regulations, IRS guidance applicable to tax-free transfers and exchanges of Code section 403(b) TSA contracts or custodial accounts became effective September 25, 2007, replacing existing rules under IRS Revenue Ruling 90-24 previously applicable to such transfers and exchanges (a “90-24 transfer”). Under this guidance, transfers and exchanges (both referred to below as “transfers”) are available only to the extent permitted under the employer’s written Code section 403(b) plan.

Transfers occurring after September 24, 2007 that do not comply with this guidance can result in the applicable contract becoming taxable on January 1, 2009, or the date of the transfer, whichever is later. If you make a transfer to a contract or custodial account that is not part of the employer’s Code section 403(b) plan (other than a transfer to a different plan), and the contract provider and employer fail to enter into an information sharing agreement by January 1, 2009, the transfer would be considered a “failed” transfer, resulting in the applicable contract becoming subject to tax. Additional guidance issued by the IRS generally permits a failed transfer to be corrected no later than June 30, 2009, by re-transferring to a contract or custodial account that is part of the employer’s Code section 403(b) plan and/or that is subject to an information-sharing agreement with the employer.

In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007, are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to such contracts, and that no additional transfers are made to such contracts on or after September 25, 2007. Further, contracts that are not grandfathered are generally required to be part of, and subject to the requirements of, an employer’s written Code section 403(b) plan no later than by January 1, 2009.

The new rules in the final regulations generally do not affect a participant’s ability to transfer some or all of a Code section 403(b) TSA contract to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer’s plan.

You should discuss with your tax advisor the final Code section 403(b) regulations and other applicable IRS guidance in order to determine the impact they may have on any existing Code section 403(b) TSA contracts that you may own and/or on any Code section 403(b) TSA contract that you may consider purchasing.

(b) Individual Retirement Annuities. Sections 219 and 408 of the Code permit individuals or their employers to contribute to an individual retirement program known as an “Individual Retirement Annuity” or “IRA”, including an employer-sponsored Simplified Employee Pension or “SEP”. Individual Retirement Annuities are subject to limitations on the amount which may be contributed and deducted and the time when distributions may commence. In addition, distributions from certain other types of qualified plans may be placed into IRAs on a tax-deferred basis.

(c) Roth Individual Retirement Annuities. Section 408A of the Code permits individuals with incomes below a certain level to contribute to an individual retirement program known as a “Roth Individual Retirement Annuity” or “Roth IRA.” Roth IRAs are subject to limitations on the amount that may be contributed. Contributions to Roth IRAs are not deductible, but distributions from Roth IRAs that meet certain requirements are not included in gross income. Individuals generally may convert their existing non-Roth IRAs into Roth IRAs. Beginning in 2008, a direct rollover may also be made from an eligible retirement plan other than a non-Roth IRA (such as a qualified retirement plan, section 403(b) tax sheltered annuity, or eligible governmental section 457 plan) to a Roth IRA provided applicable requirements are met. Such conversions and rollovers will be subject to income tax at the time of conversion or rollover.

(d) Inherited Roth IRAs. This policy may also be issued as an Inherited Roth IRA if, after the death of the owner of a Roth IRA who has satisfied his or her 5-year holding period requirement, the named Beneficiary (other than the Roth IRA owner’s spouse) directs that the Roth IRA death proceeds be transferred to a new policy issued as an Inherited Roth IRA.

(e) Inherited IRAs. This policy may also be issued as an inherited IRA if, after the death of the owner of an IRA, the named Beneficiary (other than the IRA owner’s spouse) directs that the IRA death proceeds be transferred to a new policy issued as an Inherited IRA. Beginning in 2007, a non-spouse beneficiary of an eligible retirement plan (such as a qualified retirement plan, section 403(b) tax sheltered annuity, or eligible governmental section 457 plan) may, if all applicable requirements are met, directly rollover a distribution from such plan into an Inherited IRA. The named Beneficiary of the original IRA policy or eligible retirement plan (as the case may be) will become the Annuitant under the Inherited IRA and may generally exercise all rights under the Inherited IRA policy, including the right to name his or her own Beneficiary in the event of death.

Special tax rules apply to Inherited IRAs and Inherited Roth IRAs. The tax law does not permit additional premiums to be contributed to Inherited IRA and Inherited Roth IRA policies. Also, in order to avoid certain income tax penalties, a Required Minimum Distribution (“RMD”) must be withdrawn each year from inherited IRA and Inherited Roth IRA policies. The first RMD must be taken on or before December 31 of the calendar year following the year of the original IRA or Roth IRA owner’s or eligible retirement plan participants’ death. The Coronavirus Aid, Relief and Economic Security (CARES) Act waives required minimum distributions for 2020. See the discussion under DISTRIBUTIONS UNDER THE POLICY — REQUIRED MINIMUM DISTRIBUTION OPTION — for more information. The penalty tax equals 50% of the excess of the RMD amount over the amounts, if any, actually withdrawn from the Inherited IRA or Inherited Roth IRA during the calendar year. With respect to IRA and Roth IRA owners and defined contribution plan participants who die on or after January 1, 2020, any individual policyowner who is not an “Eligible Designated Beneficiary” must withdraw the entire account value by the end of the tenth year following the year of death. Eligible Designated Beneficiaries may withdraw the account value over their lives or a period not exceeding their life expectancies. Eligible Designated Beneficiaries include spouses, minor children (until they reach the age of majority), someone who is disabled or chronically ill (including certain trusts for the disabled or chronically ill), or an individual not more than 10 years younger than the original IRA owner or plan participant.

(f) SIMPLE IRAs. SIMPLE IRAs permit certain small employers to establish SIMPLE IRA plans as provided by Section 408(p) of the Code, under which employees may elect to defer to a Simple IRA a percentage of compensation up to $13,500 for 2020 (and thereafter, adjusted for cost-of-living increases in accordance with the Code). Employees who attain age 50 or over by the end of the relevant calendar year may also elect to make an additional catch-up contribution. Such additional contribution may be up to $3,000 for 2020 (and thereafter adjusted for cost-of-living increases in accordance with the Code). The sponsoring employer is generally required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, distributions prior to age 59 1⁄2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee’s participation in the SIMPLE IRA plan. All references in this Prospectus to the 10% penalty tax should be read to include this limited 25% penalty tax if your Qualified Policy is used as a SIMPLE IRA.

The Qualified Policies are subject to the RMD rules under Code section 401(a)(9) and the regulations issued thereunder. Under these rules, generally, distributions under your Qualified Policy must begin no later than the beginning date required by the Internal Revenue Service (“IRS”). The beginning date is determined by the type of Qualified Policy that you own. For each calendar year that an RMD is not timely made, a 50% excise tax is imposed on the amount that should have been distributed but was not. The Coronavirus Aid, Relief and Economic Security (CARES) Act waives required minimum distributions for 2020. See the discussion under DISTRIBUTIONS UNDER THE POLICY — REQUIRED MINIMUM DISTRIBUTION OPTION — for more information.

Unless the distributions are made in the form of an annuity that complies with Code section 401(a)(9) and the regulations issued thereunder, the minimum amount required to be distributed for each calendar year is generally determined by dividing the value of the Qualified Policy as of the end of the prior calendar year by the applicable distribution period (determined under IRS tables). Once Future Income Payments begin, we believe you will be treated as having two separate policies for purposes of satisfying these RMD rules. The Future Income Payments should automatically satisfy the RMD requirements with respect to the cumulative Future Income Purchases. A separate RMD will have to be calculated and withdrawn each year with respect to the Accumulation Value. The Future Income Payments generally cannot be applied towards satisfying the RMD requirements with respect to the Accumulation Value.

Beginning in 2006, regulations under Code section 401(a)(9) provide a new method for calculating the amount of RMDs from Qualified Policies. Under these regulations, during the accumulation phase of the Qualified Policy, the actuarial present value of certain additional benefits provided under the policy (such as guaranteed death benefits) must be taken into account in calculating the value of the Qualified Policy for purposes of determining the annual RMD for the Qualified Policy. As a result, under these regulations, it is possible that, after taking account of the value of such benefits, there may not be sufficient Accumulation Value to satisfy the applicable RMD requirement. This generally will depend on the investment performance of your policy. You may need to satisfy such RMD from other tax-qualified plans that you own. You should consult with your tax advisor regarding these requirements and the implications of purchasing any riders or other benefits in connection with your Qualified Policy.

Taxation of Death Benefits

The tax treatment of amounts distributed from your contract upon the death of the policyowner or annuitant depends on whether the policyowner or annuitant dies before or after the Annuity Commencement Date. If death occurs prior to the Annuity Commencement Date, and the Beneficiary receives payments under an annuity payout option, the benefits are generally taxed in the manner described above for annuity payouts. If the benefits are received in a lump sum, they are taxed to the extent they exceed the remaining investment in the contract. If death occurs after the Annuity Commencement Date, amounts received by the Beneficiary are not taxed until they exceed the remaining investment in the contract.

DISTRIBUTION AND COMPENSATION ARRANGEMENTS

NYLIFE Distributors LLC (NYLIFE Distributors), the underwriter and distributor of the policies, is registered with the SEC and the Financial Industry Regulatory Authority, Inc. (FINRA) as a broker-dealer. The firm is an indirect wholly-owned subsidiary of New York Life, and an affiliate of NYLIAC. Its principal business address is 30 Hudson Street, Jersey City, New Jersey 07302.

The policies are sold by registered representatives of NYLIFE Securities, LLC (“NYLIFE Securities”), a broker-dealer that is an affiliate of NYLIFE Distributors. Your registered representative is also a licensed insurance agent with NYLIAC. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by New York Life or its affiliates and products provided by other companies.

NYLIFE Securities and in turn your registered representative, receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset-based compensation, allowances for expenses, and other compensation programs. The amount of compensation will vary depending on the policy, the age of the Owner and whether the source of funds is from an internal exchange. Differing compensation arrangements have the potential to influence the recommendation made by your registered representative or broker-dealer.

The maximum commission and expense allowance paid to NYLIFE Securities registered representatives is typically 5% of all premiums received. The total commissions paid for New York Life Premier Plus Variable Annuity II policies during the fiscal years ended December 31, 2019, 2018 and 2017 were $33,955,874, $34,758,841 and $40,090,253, respectively.

New York Life also has other compensation programs where managers and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by New York Life or its affiliates.

NYLIFE Securities registered representatives can qualify to attend New York Life-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, qualification for recognition programs sponsored by New York Life depends on the sale of products manufactured and issued by New York Life or its affiliates.

VOTING RIGHTS

The Funds are not required to and typically do not hold routine annual stockholder meetings. Special stockholder meetings will be called when necessary. To the extent required by law, NYLIAC will vote the Eligible Portfolio shares held in the Investment Divisions at special shareholder meetings of the Funds in accordance with instructions we receive from persons having voting interests in the corresponding Investment Division. If, however, the federal securities laws are amended, or if NYLIAC’s present interpretation should change, and as a result, NYLIAC determines that it is allowed to vote the Eligible Portfolio shares in its own right, we may elect to do so.

We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the available Investment Divisions or to approve or disapprove an investment advisory contract for a Fund. In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Funds associated with the available Investment Divisions, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations. If we disregard policyowner voting instructions, we will advise policyowners of our action and the reasons for such action in the next available annual or semi-annual report.

Prior to the Annuity Commencement Date, you hold a voting interest in each Investment Division to which you have money allocated. We will determine the number of votes which are available to you by dividing the Accumulation Value attributable to an Investment Division by the net asset value per share of the applicable Eligible Portfolios. We will calculate the number of votes which are available to you separately for each Investment Division. We will determine that number by applying your percentage interest, if any, in a particular Investment Division to the total number of votes attributable to the Investment Division.

We will determine the number of votes of the Eligible Portfolio which are available as of the date established by the Portfolio of the relevant Fund. Voting instructions will be solicited by written or electronic communication prior to such meeting in accordance with procedures established by the relevant Fund.

If we do not receive timely instructions, we will vote those shares in proportion to the voting instructions which are received with respect to all policies participating in that Investment Division. As a result, a small number of policyholders may control the outcome of the vote. We will apply voting instructions to abstain on any item to be voted upon on a pro rata basis to reduce the votes eligible to be cast. Each person having a voting interest in an Investment Division will receive proxy material, reports and other materials relating to the appropriate Eligible Portfolio.

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more details concerning the subjects discussed in this Prospectus. The following is the Table of Contents for the SAI:

How to obtain a New York Life Premier Plus Variable Annuity II Statement of Additional Information.

The New York Life Premier Plus Variable Annuity II Statement of Additional Information is posted on our website, www.newyorklife.com. For a paper copy of the Statement of Additional Information, call (800) 598-2019 or send this request form to:

NYLIAC Variable Products Service Center

Madison Square Station

P.O. Box 922

New York, NY 10159

Please send me a New York Life Premier Plus Variable Annuity II Statement of Additional Information dated May 1, 2020:

Name

Address

City	State	Zip

APPENDIX 1

Investment Divisions, Model Portfolios and Asset Allocation Models available with IPR and IPR 2.0

Option 1 — Choose Your Own Investment Divisions

Asset Allocation Categories:

Category A:
Minimum Allocation	30%
Maximum Allocation	100%

Category A Funds
MainStay VP Bond		MainStay VP U.S. Government Money Market
MainStay VP Floating Rate		BlackRock® High Yield V.I. Fund
MainStay VP Indexed Bond		Columbia Variable Portfolio — Emerging Markets Bond
MainStay VP MacKay Government		PIMCO VIT Income Portfolio
MainStay VP MacKay High Yield Corporate Bond		PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)
MainStay VP MacKay Unconstrained Bond		PIMCO VIT Low Duration Portfolio
MainStay VP PIMCO Real Return		PIMCO VIT Total Return Portfolio

Category B:
Minimum Allocation	0%
Maximum Allocation	70%

Category B Funds
MainStay VP Balanced		American Funds IS Blue Chip Income and Growth
MainStay VP Conservative Allocation		American Funds IS Growth Fund
MainStay VP Epoch U.S. Equity Yield		BlackRock® Global Allocation V.I. Fund
MainStay VP Fidelity Institutional AM® Utilities		ClearBridge Variable Appreciation Portfolio
MainStay VP Growth Allocation		DWS Alternative Asset Allocation VIP
MainStay VP Income Builder		Fidelity® VIP ContrafundSM Portfolio
MainStay VP IQ Hedge Multi-Strategy		Fidelity® VIP FundsManager® 60% Portfolio
MainStay VP Janus Henderson Balanced		Fidelity® VIP Growth Opportunities Portfolio
MainStay VP MacKay Common Stock		Legg Mason/QS Moderately Aggressive Model Portfolio
MainStay VP MacKay Convertible		Legg Mason/QS Moderate Model Portfolio
MainStay VP MacKay Growth		Legg Mason/QS Moderately Conservative Model Portfolio
MainStay VP MacKay S&P 500 Index		Legg Mason/QS Conservative Model Portfolio
MainStay VP Moderate Allocation		MFS® Investors Trust Series
MainStay VP Moderate Growth Allocation		MFS® Research Series
MainStay VP T. Rowe Price Equity Income		Victory VIF Diversified Stock Fund
MainStay VP Winslow Large Cap Growth
American Funds IS Asset Allocation Fund

A-1

Category C:
Minimum Allocation	0%
Maximum Allocation	10%

Category C Funds

MainStay VP CBRE Global Infrastructure

MainStay VP Emerging Markets Equity

MainStay VP MacKay International Equity

MainStay VP MacKay Mid Cap Core

MainStay VP MacKay Small Cap Core

MainStay VP Mellon Natural Resources

MainStay VP Small Cap Growth

American Funds IS Global Small Capitalization Fund

American Funds IS New World Fund®

BNY Mellon IP Technology Growth Portfolio

Columbia Variable Portfolio — Commodity Strategy

Columbia Variable Portfolio — Small Cap Value

Delaware VIP® Small Cap Value Series

Fidelity® VIP Emerging Markets Portfolio

Fidelity® VIP Equity-Income PortfolioSM

Fidelity® VIP Health Care Portfolio

Fidelity® VIP International Index Portfolio

Fidelity® VIP Mid Cap Portfolio

Invesco Oppenheimer V.I. Main Street Small Cap Fund®

Invesco V.I. American Value Fund

Invesco V.I. International Growth Fund

Janus Henderson Enterprise Portfolio

Janus Henderson Global Research Portfolio

MFS® International Intrinsic Value Portfolio

MFS® Mid Cap Value Portfolio

Morgan Stanley VIF U.S. Real Estate Portfolio

Neuberger Berman AMT Mid Cap Growth Portfolio

Option 2 — Legg Mason/QS Model Portfolios

Moderately Aggressive	Moderate
100% Legg Mason/QS Moderately Aggressive Model Portfolio	100% Legg Mason/QS Moderate Model Portfolio

Moderately Conservative	Conservative
100% Legg Mason/QS Moderately Conservative Model Portfolio	100% Legg Mason/QS Conservative Model Portfolio

Option 3 — Asset Allocation Models (subject to availability)

Moderately Aggressive	Moderate

10% MainStay VP MacKay S&P 500 Index

10% DWS Alternative Asset Allocation VIP

  7% PIMCO VIT Total Return Portfolio

  7% MainStay VP MacKay High Yield Corporate Bond

  7% American Funds IS Blue Chip Income and Growth Fund

  7% MainStay VP MacKay Mid Cap Core

  6% MainStay VP Bond

  6% MFS® Investors Trust Series

  5% MainStay VP PIMCO Real Return

  5% Columbia Variable Portfolio — Emerging Markets Bond

  5% MFS® Research Series

  5% Fidelity® VIP Equity-Income PortfolioSM

  5% ClearBridge Variable Appreciation Portfolio

  5% MainStay VP MacKay International Equity

  5% American Funds IS New World Fund®

  5% MFS® International Intrinsic Value Portfolio

10% MainStay VP MacKay S&P 500 Index

10% DWS Alternative Asset Allocation VIP

8% MainStay VP Bond

7% PIMCO VIT Total Return Portfolio

7% MainStay VP Indexed Bond

7% MainStay VP MacKay High Yield Corporate Bond

6% MainStay VP MacKay Government

5% MainStay VP PIMCO Real Return

5% Columbia Variable Portfolio — Emerging Markets Bond

5% MFS® Investors Trust Series

5% MFS® Research Series

5% Fidelity® VIP Equity-Income PortfolioSM

5% American Funds IS Blue Chip Income and Growth Fund

5% MainStay VP MacKay Mid Cap Core

5% American Funds IS New World Fund®

5% MFS® International Intrinsic Value Portfolio

Moderately Conservative	Conservative

10% MainStay VP Bond

10% PIMCO VIT Total Return Portfolio

10% DWS Alternative Asset Allocation VIP

  9% MainStay VP Indexed Bond

  8% MainStay VP MacKay Government

  7% MainStay VP MacKay High Yield Corporate Bond

  6% MainStay VP PIMCO Real Return

  5% PIMCO VIT International Bond Port (U.S. Dollar-Hedged)

  5% Columbia Variable Portfolio — Emerging Markets Bond

  5% MainStay VP MacKay S&P 500 Index

  5% MFS® Investors Trust Series

  5% MFS® Research Series

  5% Fidelity® VIP Equity-Income PortfolioSM

  5% American Funds IS Blue Chip Income and Growth Fund

  5% MainStay VP MacKay Mid Cap Core

14% PIMCO VIT International Bond Port (U.S. Dollar-        Hedged)

12% MainStay VP Bond

11% PIMCO VIT Total Return Portfolio

10% MainStay VP MacKay Government

10% MainStay VP Indexed Bond

10% DWS Alternative Asset Allocation VIP

  7% MainStay VP PIMCO Real Return

  7% MainStay VP MacKay High Yield Corporate Bond

  5% Columbia Variable Portfolio — Emerging Markets Bond

  4% BlackRock® High Yield V.I. Fund

  4% American Funds IS Blue Chip Income and Growth Fund

  3% MFS® Research Series

  3% MainStay VP MacKay Mid Cap Core

A-2

APPENDIX 2

Model Portfolios, Investment Divisions and Asset Allocation Models available with IPR 3.0 and IPR 4.0

(12-15 and 20-year Holding Period options)

Option 1 — Legg Mason/QS Model Portfolios

Moderately Aggressive	Moderate
100% Legg Mason/QS Moderately Aggressive Model Portfolio	100% Legg Mason/QS Moderate Model Portfolio

Moderately Conservative	Conservative
100% Legg Mason/QS Moderately Conservative Model Portfolio	100% Legg Mason/QS Conservative Model Portfolio

Option 2 — Choose Your Own Investment Divisions

Category A:
Minimum Allocation	30%
Maximum Allocation	100%

Subcategory I Funds (Minimum Allocation 10%)
MainStay VP Bond MainStay VP Indexed Bond MainStay VP MacKay Government MainStay VP PIMCO Real Return MainStay VP U.S. Government Money Market		PIMCO VIT Income Portfolio PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged) PIMCO VIT Low Duration Portfolio PIMCO VIT Total Return Portfolio

Subcategory II Funds
MainStay VP Floating Rate MainStay VP MacKay High Yield Corporate Bond MainStay VP MacKay Unconstrained Bond		BlackRock® High Yield V.I. Fund Columbia Variable Portfolio — Emerging Markets Bond

Category B:
Minimum Allocation	0%
Maximum Allocation	70%

Category B Funds

MainStay VP Epoch U.S. Equity Yield

MainStay VP MacKay Common Stock

MainStay VP MacKay Convertible

MainStay VP MacKay S&P 500 Index

MainStay VP Winslow Large Cap Growth

American Funds IS Blue Chip Income and Growth Fund

American Funds IS Growth Fund

ClearBridge Variable Appreciation Portfolio

DWS Alternative Asset Allocation VIP

Fidelity® VIP ContrafundSM Portfolio

Fidelity® VIP Equity-Income PortfolioSM

Fidelity® VIP Growth Opportunities Portfolio

MFS® Investors Trust Series

MFS® Research Series

B-1

Category C:
Minimum Allocation	0%
Maximum Allocation	25%

Subcategory I Funds (Maximum Allocation 15%)

MainStay VP MacKay Mid Cap Core

MainStay VP MacKay Small Cap Core

MainStay VP Small Cap Growth

Columbia Variable Portfolio — Small Cap Value

Delaware VIP® Small Cap Value Series

Fidelity® VIP Mid Cap Portfolio

		Invesco Oppenheimer V.I. Main Street Small Cap Fund® Invesco V.I. American Value Fund Janus Henderson Enterprise Portfolio MFS® Mid Cap Value Portfolio Neuberger Berman AMT Mid Cap Growth Portfolio

Subcategory II Funds (Maximum Allocation 15%)
MainStay VP MacKay International Equity American Funds IS Global Small Capitalization Fund American Funds IS New World Fund® Fidelity® VIP Emerging Markets Portfolio		Fidelity® VIP International Index Portfolio Invesco V.I. International Growth Fund Janus Henderson Global Research Portfolio MFS® International Intrinsic Value Portfolio

Subcategory III Funds (Maximum Allocation 10%)
MainStay VP CBRE Global Infrastructure MainStay VP Fidelity Institutional AM® Utilities MainStay VP Mellon Natural Resources BNY Mellon IP Technology Growth Portfolio		Columbia Variable Portfolio — Commodity Strategy Fidelity® VIP Health Care Portfolio Morgan Stanley VIF U.S. Real Estate Portfolio

Option 3 — Asset Allocation Funds:

Category D:

Minimum Allocation 100%

Category D Asset Allocation Funds

MainStay VP Balanced

MainStay VP Conservative Allocation

MainStay VP Income Builder

MainStay VP Janus Henderson Balanced

MainStay VP Moderate Allocation

American Funds IS Asset Allocation Fund

BlackRock® Global Allocation V.I. Fund

Fidelity VIP® FundsManager® 60% Portfolio

Legg Mason/QS Moderately Aggressive Model Portfolio

Legg Mason/QS Moderate Model Portfolio

Legg Mason/QS Moderately Conservative Model Portfolio

Legg Mason/QS Conservative Model Portfolio

B-2

Option 4 — Asset Allocation Models (subject to availability)

Moderately Aggressive	Moderate

10% MainStay VP MacKay S&P 500 Index

10% DWS Alternative Asset Allocation VIP

  7% PIMCO VIT Total Return Portfolio

  7% MainStay VP MacKay High Yield Corporate Bond

  7% American Funds IS Blue Chip Income and Growth Fund

  7% MainStay VP MacKay Mid Cap Core

  6% MainStay VP Bond

  6% MFS® Investors Trust Series

  5% MainStay VP PIMCO Real Return

  5% Columbia Variable Portfolio — Emerging Markets Bond

  5% MFS® Research Series

  5% Fidelity® VIP Equity-Income PortfolioSM

  5% ClearBridge Variable Appreciation Portfolio

  5% MainStay VP MacKay International Equity

  5% American Funds IS New World Fund®

  5% MFS® International Intrinsic Value Portfolio

10% MainStay VP MacKay S&P 500 Index

10% DWS Alternative Asset Allocation VIP

  8% MainStay VP Bond

  7% PIMCO VIT Total Return Portfolio

  7% MainStay VP Indexed Bond

  7% MainStay VP MacKay High Yield Corporate Bond

  6% MainStay VP MacKay Government

  5% MainStay VP PIMCO Real Return

  5% Columbia Variable Portfolio — Emerging Markets Bond

  5% MFS® Investors Trust Series

  5% MFS® Research Series

  5% Fidelity® VIP Equity-Income PortfolioSM

  5% American Funds IS Blue Chip Income and Growth Fund

  5% MainStay VP MacKay Mid Cap Core

  5% American Funds IS New World Fund®

  5% MFS® International Intrinsic Value Portfolio

Moderately Conservative	Conservative

10% MainStay VP Bond

10% PIMCO VIT Total Return Portfolio

10% DWS Alternative Asset Allocation VIP

  9% MainStay VP Indexed Bond

  8% MainStay VP MacKay Government

  7% MainStay VP MacKay High Yield Corporate Bond

  6% MainStay VP PIMCO Real Return

  5% PIMCO VIT International Bond Port (U.S. Dollar-Hedged)

  5% Columbia Variable Portfolio — Emerging Markets Bond

  5% MainStay VP MacKay S&P 500 Index

  5% MFS® Investors Trust Series

  5% MFS® Research Series

  5% Fidelity® VIP Equity-Income PortfolioSM

  5% American Funds IS Blue Chip Income and Growth Fund

  5% MainStay VP MacKay Mid Cap Core

14% PIMCO VIT International Bond Port (U.S. Dollar-Hedged)

12% MainStay VP Bond

11% PIMCO VIT Total Return Portfolio

10% MainStay VP MacKay Government

10% MainStay VP Indexed Bond

10% DWS Alternative Asset Allocation VIP

  7% MainStay VP PIMCO Real Return

  7% MainStay VP MacKay High Yield Corporate Bond

  5% Columbia Variable Portfolio — Emerging Markets Bond

  4% BlackRock® High Yield V.I. Fund

  4% American Funds IS Blue Chip Income and Growth Fund

  3% MFS® Research Series

  3% MainStay VP MacKay Mid Cap Core

B-3

APPENDIX 3

(not available for applications signed on or after May 1, 2017)

FIR availability by Plan Type

Other types of plans may also be made available. Contact your registered representative for more information.

Non Qualified	Base Policy Issue Ages *	0-75
	FIR Availability **	0-75
	Earliest FIR Income Start Date	Age 20
	Latest FIR Income Start Date	Age < 86
	Latest FIR Purchase	Age < 84
Traditional IRA	Base Policy Issue Ages*	18-75
	FIR Availability **	18-68 1⁄2
	Earliest FIR Income Start Date	Age 18
	Latest FIR Income Start Date	April after age 70 1⁄2
	Latest FIR Purchase	Age 68 1⁄2
Roth IRA	Base Policy Issue Ages*	18-75
	FIR Availability **	20-75
	Earliest FIR Income Start Date	Age 59 1⁄2
	Latest FIR Income Start Date	Age < 86
	Latest FIR Purchase	Age < 84
Inherited IRA	Base Policy Issue Ages*	0-75
	FIR Availability **	Not available
	Earliest FIR Income Start Date	N/A
	Latest FIR Income Start Date	N/A
	Latest FIR Purchase	N/A
SEP IRA / SIMPLE IRA	Base Policy Issue Ages*	18-75
	FIR Availability **	Not available
	Earliest FIR Income Start Date	N/A
	Latest FIR Income Start Date	N/A
	Latest FIR Purchase	N/A
Non-Erisa TSA / 403(b) / One Person Pension / Keogh	Base Policy Issue Ages*	18-75
	FIR Availability **	Not available
	Earliest FIR Income Start Date	N/A
	Latest FIR Income Start Date	N/A
	Latest FIR Purchase	N/A

*	Base policy issue ages are based on owner(s) age
**	Based on age of the Annuitant. We automatically issue the FIR if the Annuitant falls within the range displayed

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APPENDIX 4

STATE VARIATIONS

State	Features/Benefits	State Variation
California	See “THE POLICIES – Your Right to Cancel (“Free Look”)”

If you are age 60 or older at the time the policy is issued, you may cancel the policy within 30 days from the date you received it and receive a refund as follows:

(a)   If you do not direct the premium payment(s) be invested in the Investment Divisions, we will return your (i) policy charge and (ii) premium payment(s), less any withdrawals.

(b)   If you direct the premium payment(s) be invested in the Investment Divisions, we will return your (i) policy charge and (ii) Account Value, on the day we receive your request, in Good Order, less any withdrawals.

	See “THE POLICIES – Electronic Delivery”	You may select electronic delivery; however, the e-delivery credit is not available.
	See “THE POLICIES – Riders – Annual Death Benefit Reset (ADBR) Rider (optional)”	An ownership change or assignment of the policy does not terminate the ADBR Rider.
	See “THE POLICIES –Riders – Investment Preservation Rider (optional), Investment Preservation Rider 2.0 (optional), Investment Preservation Rider 3.0 (optional) and Investment Preservation Rider 4.0 (optional)”	An ownership change or assignment of the policy does not terminate the Investment Preservation Rider, the Investment Preservation Rider 2.0, the Investment Preservation Rider 3.0 or the Investment Preservation Rider 4.0.
Florida	See “THE POLICIES – Your Right to Cancel (“Free Look”)”	You may cancel the policy within 21 days from the date you received it and receive (i) any policy charge, (ii) and Accumulation Value.
	See “THE POLICIES – Electronic Delivery”	You may select electronic delivery; however, the e-delivery credit is not available.
	See “THE POLICIES – Riders – Investment Preservation Rider (optional), Investment Preservation Rider 2.0, Investment Preservation Rider 3.0 (optional) (optional) and Investment Preservation Rider 4.0 (optional)”	An ownership change or assignment of the policy does not terminate the Investment Preservation Rider, the Investment Preservation Rider 2.0, Investment Preservation Rider 3.0 or the Investment Preservation Rider 4.0.
	See “THE POLICIES – Riders – Annual Death Benefit Reset (ADBR) Rider (optional)”	An ownership change or assignment of the policy does not terminate the ADBR Rider.

New Jersey	Civil Union Partner Endorsement

Civil Union partners are permitted to continue the policy under the spousal continuance provisions with the following exceptions. If your Civil Union Partner continues the policy after your death, your Civil Union Partner will have all rights of ownership. However, to comply with the Internal Revenue Code and the applicable Treasury Regulations, the entire proceeds of the policy must be either be:

(a)   disbursed within five years of the original Owner’s death; or

(b)   placed under the Life Income – Guaranteed Period Payment Option or any other Income Payment option that is available at that time, provided that such payments are made over the life of the Civil Union Partner or over a number of years that is not more than the life expectancy of the Civil Union Partner (as determined for federal tax purposes) at the time of the original Owner’s death, and begin within one year after the original Owner’s death.

New York	See “DEFINITIONS – Nonforfeiture Value”	Nonforfeiture Value – The Nonforfeiture Value is equal to 100% of the Consideration(s) allocated to the Fixed Account and/or to the DCA Advantage Account accumulated at the crediting rate (which shall be no less than the Nonforfeiture Rate) since the Payment Date or transfer date, minus any amounts withdrawn or transferred from the Fixed Account and/or from the DCA Advantage Account, with the remaining amount accumulated at the crediting rate since the date of withdrawal or transfer.
	See “THE POLICIES – Riders – Annual Death Benefit Reset (ADBR) Rider (optional)”	(a) The name of the ADBR rider is “Guaranteed Minimum Death Benefit Rider”. (b) An ownership change or assignment of the policy does not terminate the ADBR rider.
	See “CHARGES AND DEDUCTIONS – Other Charges – Annual Death Benefit Reset (ADBR) Rider (optional)”	The ADBR rider charge will be deducted from each Investment Division in proportion to its percentage of the Variable Account Value of the applicable quarter and will not reduce your Adjusted Premium Payments.

See “THE POLICIES – Riders – Investment Preservation Rider (optional), Investment Preservation Rider 2.0 (optional), Investment Preservation Rider 3.0 (optional) and Investment Preservation Rider 4.0 (optional)”

(a)   While a policy is in force we may not suspend or discontinue your right to reset the guaranteed amount.

(b)   If you discontinue the rider we will not charge a Rider Risk Charge Adjustment.

(c)   An ownership change or assignment of the policy does not terminate the IPR, IPR 2.0, IPR 3.0 or IPR 4.0.

(d)   The IPR death benefit on the 20 year holding period is 100% of the premium payments made in the first Policy Year (less proportional withdrawals) or, if there is a reset, 100% of the Accumulation Value as of the most recent Rider Reset Effective Date (less withdrawals made after such date.)

(e)   The IPR 2.0, IPR 3.0 and IPR 4.0 Death Benefit is not available.

(f)   The name of the IPR, IPR 3.0 and IPR 4.0 is Guaranteed Minimum Account Benefit. The name of the IPR 2.0 is Guaranteed Minimum Account Benefit 2.0.

See “CHARGES AND DEDUCTIONS – Other Charges – Investment Preservation Rider Charge, Investment Preservation Rider 2.0 Charge, Investment Preservation Rider 3.0 Charge and Investment Preservation Rider 4.0 Charge”	The IPR, IPR 2.0, IPR 3.0 and IPR 4.0 charge will be deducted from each Investment Division based on funds in each Rider Allocation Option each policy quarter.

See “THE POLICIES – Riders – Future Income Rider”

(a)   Total Future Income Purchases may not be more than 25% of your Accumulation Value in a given Policy Year.

(b)   The Future Income Payment amount purchased will be no less than the greater of: a) the amount that could be purchased by applying the Future Income Purchase to the Future Income purchase rate guarantees in this Rider; and b) the amount that could be purchased by applying the Future Income Purchase under any guaranteed paid-up deferred annuity policy offered by NYLIAC to the same class of annuitants on the Future Income Start Date.

(c)   The name of the FIR is “Guaranteed Paid-Up Deferred Annuity Benefit Rider”.

See “DEFINITIONS – Adjusted Premium Payment”	Adjusted Premium Payment – The total dollar amount of premium payments made under the policy and allocated to the Investment Divisions of the Separate Account reduced by any withdrawals (including Future Income Purchases) and applicable surrender charges in excess of any gain in the policy.
See “THE POLICIES – Your Right to Cancel (“Free Look”)”	You may cancel the policy within ten (10) days from the date you received it and receive (i) any policy charge, (ii) and premium payment(s), less any withdrawals.
See “THE POLICIES – Automatic Asset Rebalancing (AAR)”	You must affirmatively elect AAR on your application or in a subsequent notice for your policy to be subject to AAR.
See “DISTRIBUTIONS UNDER THE POLICY – Delay of Payments”	We will pay interest on deferred payments of any partial withdrawal or full surrender request deferred for ten (10) days or more.
See “DISTRIBUTIONS UNDER THE POLICY – Our Right to Cancel”	If we do not receive premium payments for a period of three years, and the Accumulation Value of your policy would provide Income Payments of less than $20 per month on the Annuity Commencement Date, we reserve the right to terminate your policy.

See “THE POLICIES – Premium Credit”

(a)   You may qualify for the 4% Premium Credit Rate even if your initial premium payment is less than $500,000, if at the time you purchase a New York Life Premier Plus Variable Annuity II policy, you also purchased additional policies for this same product at the same time and the aggregate initial premium paid on all of the policies is at least $1.0 million. In order to aggregate premiums, you must, before purchasing the policy, inform your registered representative that you have policies that can be aggregated.

(b)   We will not deduct from the death benefit proceeds any Premium Credit applied within 12 months immediately preceding the date of death of the Owner or Annuitant.

North Dakota	See “THE POLICIES – Your Right to Cancel (“Free Look”)”	You may cancel the policy within twenty (20) days from the date you received it and receive (i) any rider charge, and (ii) the account value.
	See “THE POLICIES – Electronic Delivery”	You may select electronic delivery; however, the e-delivery credit is not available.

Statement of Additional Information

May 1, 2020

for

New York Life Premier Plus Variable Annuity II

From

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

(a Delaware Corporation)

51 Madison Avenue, Floor 3B, Room 0304

New York, New York 10010

Investing in

NYLIAC Variable Annuity Separate Account-III

NYLIAC Variable Annuity Separate Account-IV

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI contains information that expands upon subjects discussed in the current New York Life Premier Plus Variable Annuity II Prospectus. You should read the SAI in conjunction with the current New York Life Premier Plus Variable Annuity II Prospectus dated May 1, 2020. You may obtain a copy of the Prospectus by calling New York Life Insurance and Annuity Corporation (“NYLIAC”) at (800) 598-2019 or writing to NYLIAC at Madison Square Station, P.O. Box 922, New York, NY 10159. Terms used but not defined in this SAI have the same meaning as in the current New York Life Premier Plus Variable Annuity II Prospectus.

THE POLICIES

The following provides additional information about the policies and supplements the description in the Prospectus.

Valuation of Accumulation Units

Accumulation Units are valued separately for each Investment Division of the Separate Account. The method used for valuing Accumulation Units in each Investment Division is the same. We arbitrarily set the value of each Accumulation Unit as of the date operations began for the Investment Division. Thereafter, the value of an Accumulation Unit of an Investment Division for any Business Day equals the value of an Accumulation Unit in that Investment Division as of the immediately preceding Business Day multiplied by the “Net Investment Factor” for that Investment Division for the current Business Day.

We determine the Net Investment Factor for Accumulation Value Based M&E Charge (Separate Account-III) policies for each Investment Division for any period from the close of the preceding Business Day to the close of the current Business Day (the “Valuation Period”) by the following formula:

(a/b) – c

Where: a = the result of:

(1)	the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined at the end of the current Valuation Period, plus

(2)

the per share amount of any dividend or capital gain distribution made by the Eligible Portfolio for shares held in the Investment Division if the “ex-dividend” date occurs during the current Valuation Period;

b =	the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined as of the end of the immediately preceding Valuation Period; and

c =	the daily Mortality and Expense Risk and Administrative Costs charge, which is 1/365th* of the annual Mortality and Expense Risk and Administrative Costs Charge shown on the Policy Data Page.

*	In a leap year, this calculation is based on 366 days.

In each case, the Net Investment Factor for Premium Based M&E Charge (Separate Account-IV) policies is determined by the following formula:

(a/b)

Where: a = the result of:

(1)	the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined at the end of the current Valuation Period, plus

(2)

the per share amount of any dividend or capital gain distribution made by the Eligible Portfolio for shares held in the Investment Division if the “ex-dividend” date occurs during the current Valuation Period;

b =	the net asset value per share of the Eligible Portfolio shares held in the Investment Division determined as of the end of the immediately preceding Valuation Period.

In each case, the Net Investment Factor may be greater or less than one. Therefore, the value of an Accumulation Unit in an Investment Division may increase or decrease from Valuation Period to Valuation Period.

Future Income Purchases

We will inform you of the following each time you submit a Future Income Purchase request:

1.	That amounts used to purchase deferred income payments are not liquid.

2.	That income payments are subject to the credit risk of NYLIAC’s general account.

3.

The amount of the Future Income Payment that you receive from NYLIAC may be higher or lower than the amount you might receive if you purchased a similar product offered by us or by another company. When making a Future Income Purchase, you should consider, in consultation with your agent, payment amounts for similar products, as well as your future income needs, contract terms, the claims paying ability of the insurance company and your tax situation.

2

Upon completion of the Future Income Purchase you will receive a confirmation statement which will inform you of the following:

1.	The amount of future income purchased.

2.	The lack of liquidity of amounts used to make the Future Income Purchase.

3.	That you have the ability to consider other products (from us or another insurer) and cancel within a specific period of time.

Please note that the disclosures listed above will be included in the Future Income Purchase request form or the confirmation statement for each Future Income Purchase as soon as reasonably practicable after the date of this SAI.

ANNUITY PAYMENTS

We will make equal annuity payments each month under the Life Income Payment Option during the lifetime of the Annuitant. Once payments begin, they do not change and are guaranteed for 10 years even if the Annuitant dies sooner. If the Annuitant dies before all guaranteed payments have been made, the rest will be made to the Beneficiary. We may require that the payee submit proof of the Annuitant’s survivorship as a condition for future payments beyond the 10-year guaranteed payment period.

On the Annuity Commencement Date, We will determine the Accumulation Value of your policy and use that value to calculate the amount of each annuity payment. We determine each annuity payment by applying the Accumulation Value, less any premium taxes, to the annuity factors specified in the annuity table set forth in the policy. Those factors are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the gender (except where, as in the case of certain Qualified Policies and other employer-sponsored retirement plans, such classification is not permitted), date of application and age of the Annuitant. The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor from the table to compute the amount of each monthly annuity payment.

GENERAL MATTERS

Non-Participating. The policies are non-participating. Dividends are not paid.

Misstatement of Age or Gender. If the Annuitant’s stated age and/or gender in the policy are incorrect, NYLIAC will change the benefits payable to those which the premium payments would have purchased for the correct age and gender. Gender is not a factor when annuity benefits are based on unisex annuity payment rate tables. (See “Income Payments—Election of Income Payment Options” in the Prospectus.) If We made payments based on incorrect age or gender, We will increase or reduce a later payment or payments to adjust for the error. Any adjustment will include interest, at 1.0% per year, from the date of the wrong payment to the date the adjustment is made.

Assignments. If permitted by the plan or by law for the plan indicated in the application for the policy, you may assign your interest in a Non-Qualified Policy or any interest in it prior to the Annuity Commencement Date and during the Owner’s lifetime. In order to effect an assignment of all or any part of your interest in a Non-Qualified Policy prior to the Annuity Commencement Date and during the Owner’s lifetime, you must send a duly executed instrument of assignment to VPSC at one of the addresses listed in Question 16 of the Prospectus. NYLIAC will not be deemed to know of an assignment unless it receives a copy of a duly executed instrument evidencing such assignment. Further, NYLIAC assumes no responsibility for the validity of any assignment. (See “Federal Tax Matters—Taxation of Annuities in General” of the Prospectus.)

Modification. NYLIAC may not modify the policy without your consent except to make the policy meet the requirements of the Investment Company Act of 1940, or to make the policy comply with any changes in the Code or as required by the Code in order to continue treatment of the policy as an annuity, or by any other applicable law.

Incontestability. We rely on statements made in the application or a Policy Request. They are representations, not warranties. We will not contest the policy after it has been in force during the lifetime of the Annuitant for two years from the Policy Date.

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FEDERAL TAX MATTERS

Taxation of New York Life Insurance and Annuity Corporation

NYLIAC is taxed as a life insurance company. Because the Separate Account is not an entity separate from NYLIAC, and its operations form a part of NYLIAC, it will not be taxed separately as a “regulated investment company” under Subchapter M of the Code. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividends received deductions and foreign tax credits that may be produced by assets of the Separate Account. Investment income and realized net capital gains on the assets of the Separate Account are reinvested and are taken into account in determining the Accumulation Value. As a result, such investment income and realized net capital gains are automatically retained as part of the reserves under the policy. Under existing federal income tax law, NYLIAC believes that Separate Account investment income and realized net capital gains should not be taxed to the extent that such income and gains are retained as part of the tax-deductible reserves under the policy.

Tax Status of the Policies

Section 817(h) of the Code requires that the investments of the Separate Account must be “adequately diversified” in accordance with Treasury regulations in order for the policies to qualify as annuity contracts under Section 72 of the Code. The Separate Account intends to comply with the diversification requirements prescribed by the Treasury under Treasury Regulation Section 1.817-5.

To comply with regulations under Section 817(h) of the Code, the Separate Account is required to diversify its investments, so that on the last day of each quarter of a calendar year, no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

Although the Treasury Department has issued regulations on the diversification requirements, such regulations do not provide guidance concerning the extent to which policyowners may direct their investments to particular subaccounts of a separate account, or the permitted number of such subaccounts. It is unclear whether additional guidance in this regard will be issued in the future. It is possible that if such guidance is issued, the policy may need to be modified to comply with such additional guidance. For these reasons, NYLIAC reserves the right to modify the policy as necessary to attempt to prevent the policyowner from being considered the owner of the assets of the Separate Account or otherwise to qualify the policy for favorable tax treatment.

The Code also requires that non-qualified annuity contracts contain specific provisions for distribution of the policy proceeds upon the death of any policyowner. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such policies provide that (a) if any policyowner dies on or after the Annuity Commencement Date and before the entire interest in the policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on the policyowner’s death; and (b) if any policyowner dies before the Annuity Commencement Date, the entire interest in the policy must generally be distributed within 5 years after the policyowner’s date of death. For policies owned by a grantor trust, all of whose grantors are individuals, these distribution requirements apply at the death of any grantor. These requirements will be considered satisfied if the entire interest of the policy is used to purchase an immediate annuity under which payments will begin within one year of the policyowner’s death and will be made for the life of the Beneficiary or for a period not extending beyond the life expectancy of the Beneficiary. If the Beneficiary is the policyowner’s surviving spouse (as defined under Federal law), the Policy may be continued with the surviving spouse as the new policyowner. If the policyowner is not a natural person, these “death of Owner” rules apply when the primary Annuitant dies or is changed. Non-Qualified Policies contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in these policies satisfy all such Code requirements. The provisions contained in these policies will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.

Withholding of federal income taxes on the taxable portion of all distributions may be required unless the recipient elects not to have any such amounts withheld and properly notifies NYLIAC of that election. Different rules may apply to United States citizens or expatriates living abroad. In addition, some states have enacted legislation requiring withholding.

4

Even if a recipient elects no withholding, special rules may require NYLIAC to disregard the recipient’s election if the recipient fails to supply NYLIAC with a “TIN” or taxpayer identification number (social security number for individuals) or if the Internal Revenue Service notifies NYLIAC that the TIN provided by the recipient is incorrect.

Under the Foreign Account Tax Compliance Act (“FATCA”), as reflected in Sections 1471 through 1474 of the IRC, U.S. withholding agents (such as NYLIAC) may be required to obtain certain information to establish the U.S. or non-U.S. status of its account or contract holders (e.g., a Form W-9 or W-8BEN may be required) and perform certain due diligence to ensure that information is accurate. In certain cases, if this information is not obtained, withholding agents, such as NYLIAC may be required to withhold at a 30 percent rate on certain payments beginning July 1, 2014.

SAFEKEEPING OF SEPARATE ACCOUNT ASSETS

NYLIAC holds title to assets of the Separate Accounts. The assets are kept physically segregated and held separate and apart from NYLIAC’s general corporate assets. Records are maintained of all purchases and redemptions of Eligible Portfolio shares held by each of the Investment Divisions.

STATE REGULATION

NYLIAC is a stock life insurance company organized under the laws of Delaware, and is subject to regulation by the Delaware State Insurance Department. We file an annual statement with the Delaware Commissioner of Insurance on or before March 1 of each year covering the operations and reporting on the financial condition of NYLIAC as of December 31 of the preceding calendar year. Periodically, the Delaware Commissioner of Insurance examines the financial condition of NYLIAC, including the liabilities and reserves of the Separate Account.

In addition, NYLIAC is subject to the insurance laws and regulations of all the states where it is licensed to operate. The availability of certain policy rights and provisions depends on state approval and/or filing and review processes. Where required by state law or regulation, the policies will be modified accordingly.

RECORDS AND REPORTS

NYLIAC maintains all records and accounts relating to the Separate Account. As presently required by the federal securities laws, NYLIAC will mail to you at your last known address of record, at least semi-annually after the first Policy Year, reports containing information required under the federal securities laws or by any other applicable law or regulation. If you feel a transaction has been processed incorrectly, it is your responsibility to contact us in writing and provide us with all relevant details. You must provide us with the nature of the error, the date of the error and any other relevant details. It is important that you review your confirmation and quarterly statements carefully and promptly report any errors and discrepancies to us, preferably, within fifteen (15) days of the date of the statement in question.

It is important that you inform NYLIAC of an address change so that you can receive these policy statements (See “How do I contact NYLIAC by Telephone or by the Internet?” in the Prospectus). In the event your statement is returned from the US Postal Service as undeliverable, we reserve the right to suspend mailing future correspondence and also suspend current transaction processing until an accurate address is obtained. Additionally, no new service requests can be processed until a valid current address is provided.

LEGAL PROCEEDINGS

NYLIAC is a defendant in lawsuits arising from its agency sales force, insurance (including variable contracts registered under the federal securities laws) and/or other operations. Some of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC’s financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC’s operating results for a given year.

FINANCIAL STATEMENTS

The statutory financial statements of NYLIAC as of December 31, 2019 and 2018, and for each of the three years in the period ended December 31, 2019 included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. The financial statements of each Separate Account as of December 31, 2019 and for

5

each of the periods indicated in the Financial Statements included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

OTHER INFORMATION

NYLIAC filed a Registration Statement with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the policies discussed in this Prospectus and SAI. We have not included all of the information set forth in the registration statement, amendments and exhibits to the registration statement in the Prospectus and this SAI. We intend the statements contained in the Prospectus and this SAI concerning the content of the policies and other legal instruments to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the Securities and Exchange Commission. The omitted information may be obtained at the principal offices of the Securities and Exchange Commission in Washington, D.C., upon payment of prescribed fees, or through the Commission’s website at www.sec.gov.

6

NYLIAC Variable Annuity Separate Account-IV

Financial Statements

NYLIAC Variable Annuity Separate Account-IV

Statement of Assets and Liabilities
As of December 31, 2019

	MainStay VP Balanced— Service Class	MainStay VP Bond— Service Class	MainStay VP Conservative Allocation— Service Class	MainStay VP Cushing® Renaissance Advantage— Service Class	MainStay VP Eagle Small Cap Growth— Initial Class	MainStay VP Eagle Small Cap Growth— Service Class	MainStay VP Emerging Markets Equity— Service Class
ASSETS:
Investment at net asset value	$255,761,601	$313,996,198	$455,566,952	$18,301,674	$29,482,362	$88,464,561	$82,433,705
Dividends due and accrued	—	—	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	(129,528)	(69,703)	(102,866)	(1,530)	(22,881)	(50,896)	(70,859)
Net receivable from (payable to) the Fund for shares sold or purchased	129,528	69,703	102,866	1,530	22,881	50,896	70,859

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	447,974	503,957	843,911	36,706	44,221	141,004	135,833

Total Net Assets	$255,313,627	$313,492,241	$454,723,041	$18,264,968	$29,438,141	$88,323,557	$82,297,872
Total shares outstanding	17,719,328	21,788,203	39,372,803	2,306,720	2,215,839	6,821,285	8,719,435
Net asset value per share (NAV)	$14.43	$14.41	$11.57	$7.93	$13.31	$12.97	$9.45
Total units outstanding	14,202,564	24,186,745	26,815,833	2,325,320	1,434,439	5,401,558	8,092,314
Variable accumulation unit value (lowest to highest)	$12.49 to $24.15	$11.40 to $18.87	$12.01 to $20.79	$7.87 to $7.87	$20.55 to $20.55	$14.79 to $20.15	$10.04 to $11.21
Identified cost of investment	$254,850,590	$310,464,910	$447,839,428	$20,534,505	$25,705,739	$90,972,589	$75,396,939
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-IV

Statement of Assets and Liabilities (Continued)
As of December 31, 2019

	MainStay VP Epoch U.S. Equity Yield— Service Class	MainStay VP Epoch U.S. Small Cap— Service Class	MainStay VP Fidelity Institutional AM® Utilities— Service Class	MainStay VP Floating Rate— Service Class	MainStay VP Growth Allocation— Service Class	MainStay VP Income Builder— Service Class	MainStay VP Indexed Bond— Service Class
ASSETS:
Investment at net asset value	$284,369,954	$—	$733,858,404	$398,817,782	$844,775,730	$310,521,654	$88,092,004
Dividends due and accrued	—	—	—	48,486	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	(237,655)	—	(435,993)	(178,707)	(248,741)	(19,432)	120,554
Net receivable from (payable to) the Fund for shares sold or purchased	237,655	—	435,993	130,221	248,741	19,432	(120,554)

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	454,654	—	1,233,101	750,251	1,486,076	503,944	122,168

Total Net Assets	$283,915,300	$—	$732,625,303	$398,067,531	$843,289,654	$310,017,710	$87,969,836
Total shares outstanding	17,900,494	—	54,644,181	44,619,740	72,402,743	18,272,048	8,338,679
Net asset value per share (NAV)	$15.89	$—	$13.43	$8.94	$11.67	$16.99	$10.56
Total units outstanding	12,198,790	—	42,402,948	28,385,083	49,366,997	17,307,560	8,125,287
Variable accumulation unit value (lowest to highest)	$13.58 to $33.41	$—	$13.03 to $19.70	$11.77 to $16.88	$13.14 to $26.55	$12.74 to $28.82	$10.84 to $10.84
Identified cost of investment	$273,580,885	$—	$665,083,399	$404,650,100	$814,719,581	$300,196,502	$84,517,464
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-IV

Statement of Assets and Liabilities (Continued)
As of December 31, 2019

	MainStay VP IQ Hedge Multi- Strategy— Service Class	MainStay VP Janus Henderson Balanced— Initial Class	MainStay VP Janus Henderson Balanced— Service Class	MainStay VP Large Cap Growth— Service Class	MainStay VP MacKay Common Stock— Service Class	MainStay VP MacKay Convertible— Service Class	MainStay VP MacKay Government— Service Class
ASSETS:
Investment at net asset value	$321,140,259	$22,115,203	$656,661,387	$634,616,599	$202,860,660	$518,166,222	$140,669,296
Dividends due and accrued	—	—	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	(89,438)	(18,444)	54,142	171,702	(109,583)	(163,272)	56,355
Net receivable from (payable to) the Fund for shares sold or purchased	89,438	18,444	(54,142)	(171,702)	109,583	163,272	(56,355)

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	600,070	34,175	1,050,992	971,934	338,906	847,242	232,097

Total Net Assets	$320,540,189	$22,081,028	$655,610,395	$633,644,665	$202,521,754	$517,318,980	$140,437,199
Total shares outstanding	36,788,835	1,575,697	47,093,755	26,389,945	7,663,703	38,465,198	13,093,223
Net asset value per share (NAV)	$8.73	$14.04	$13.94	$24.05	$26.47	$13.47	$10.74
Total units outstanding	35,755,329	1,042,162	36,526,397	24,969,305	9,979,152	26,883,191	11,804,548
Variable accumulation unit value (lowest to highest)	$8.99 to $8.99	$21.22 to $21.22	$14.84 to $20.81	$18.13 to $43.23	$15.42 to $40.64	$14.03 to $35.28	$10.70 to $16.42
Identified cost of investment	$308,249,861	$18,263,417	$589,123,670	$584,081,402	$206,384,379	$500,017,394	$140,739,572
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-IV

Statement of Assets and Liabilities (Continued)
As of December 31, 2019

	MainStay VP MacKay Growth— Service Class	MainStay VP MacKay High Yield Corporate Bond— Service Class	MainStay VP MacKay International Equity— Service Class	MainStay VP MacKay Mid Cap Core— Service Class	MainStay VP MacKay S&P 500 Index— Service Class	MainStay VP MacKay Small Cap Core— Service Class	MainStay VP MacKay Unconstrained Bond— Service Class
ASSETS:
Investment at net asset value	$30,546,762	$1,845,598,572	$212,686,939	$352,406,575	$980,275,569	$221,971,431	$784,245,593
Dividends due and accrued	—	—	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	(8,834)	(172,652)	(97,541)	57,315	938,687	12,474	(286,949)
Net receivable from (payable to) the Fund for shares sold or purchased	8,834	172,652	97,541	(57,315)	(938,687)	(12,474)	286,949

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	46,857	3,156,150	331,939	544,504	1,492,799	300,753	1,465,041

Total Net Assets	$30,499,905	$1,842,442,422	$212,355,000	$351,862,071	$978,782,770	$221,670,678	$782,780,552
Total shares outstanding	948,849	188,223,726	13,246,714	26,458,688	16,021,262	21,013,419	79,287,709
Net asset value per share (NAV)	$32.19	$9.81	$16.06	$13.32	$61.19	$10.56	$9.89
Total units outstanding	1,213,965	108,289,154	12,358,667	17,894,536	47,033,965	16,500,388	63,813,954
Variable accumulation unit value (lowest to highest)	$15.85 to $33.34	$12.95 to $29.90	$13.54 to $29.55	$13.23 to $44.04	$16.50 to $41.36	$13.45 to $13.45	$11.27 to $13.58
Identified cost of investment	$25,154,926	$1,860,064,626	$193,141,821	$362,857,407	$773,778,078	$233,537,531	$792,179,751
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-IV

Statement of Assets and Liabilities (Continued)
As of December 31, 2019

	MainStay VP Mellon Natural Resources— Initial Class	MainStay VP Moderate Allocation— Service Class	MainStay VP Moderate Growth Allocation— Service Class	MainStay VP PIMCO Real Return— Service Class	MainStay VP T. Rowe Price Equity Income— Service Class	MainStay VP U.S. Government Money Market— Initial Class	American Funds IS Asset Allocation Fund— Class 4
ASSETS:
Investment at net asset value	$133,393,988	$736,316,870	$1,449,649,659	$260,661,848	$166,961,580	$208,870,711	$90,423,216
Dividends due and accrued	—	—	—	—	—	6,633	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	(62,112)	(254,997)	(755,419)	74,093	(39,756)	(903,057)	126,390
Net receivable from (payable to) the Fund for shares sold or purchased	62,112	254,997	755,419	(74,093)	39,756	896,424	(126,390)

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	224,200	1,347,501	2,576,138	437,724	269,556	453,925	132,711

Total Net Assets	$133,169,788	$734,969,369	$1,447,073,521	$260,224,124	$166,692,024	$208,416,786	$90,290,505
Total shares outstanding	21,217,161	65,629,414	127,352,565	30,228,670	13,010,851	208,845,491	3,820,161
Net asset value per share (NAV)	$6.29	$11.22	$11.38	$8.62	$12.83	$1.00	$23.67
Total units outstanding	20,125,836	41,138,719	72,783,784	23,862,645	8,691,365	40,811,581	7,803,609
Variable accumulation unit value (lowest to highest)	$6.50 to $7.20	$12.48 to $22.27	$12.84 to $25.35	$10.92 to $10.93	$14.37 to $21.89	$1.04 to $10.37	$11.59 to $11.59
Identified cost of investment	$155,641,849	$741,467,519	$1,491,028,946	$272,291,043	$167,393,041	$208,862,440	$86,478,999
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-IV

Statement of Assets and Liabilities (Continued)
As of December 31, 2019

	American Funds IS Blue Chip Income and Growth Fund— Class 4	American Funds IS Global Small Capitalization Fund— Class 4	American Funds IS Growth Fund— Class 4	American Funds IS New World Fund®— Class 4	BlackRock® Global Allocation V.I. Fund— Class III	BlackRock® High Yield V.I. Fund— Class III	BNY Mellon IP Technology Growth Portfolio— Service Shares
ASSETS:
Investment at net asset value	$156,328,116	$36,687,947	$74,995,515	$224,894,425	$454,916,266	$204,112,189	$324,731,257
Dividends due and accrued	—	—	—	—	—	818,353	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	322,640	8,722	121,915	59,427	(314,421)	404,043	267,034
Net receivable from (payable to) the Fund for shares sold or purchased	(322,640)	(8,722)	(121,915)	(59,427)	314,421	(1,222,396)	(267,034)

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	220,241	56,809	105,474	357,155	805,775	331,030	521,036

Total Net Assets	$156,107,875	$36,631,138	$74,890,041	$224,537,270	$454,110,491	$203,781,159	$324,210,221
Total shares outstanding	11,745,163	1,402,444	944,409	8,829,777	31,416,869	27,398,091	13,742,330
Net asset value per share (NAV)	$13.31	$26.16	$79.41	$25.47	$14.48	$7.42	$23.63
Total units outstanding	13,360,839	2,637,161	5,648,129	16,541,581	32,488,705	16,136,082	12,548,256
Variable accumulation unit value (lowest to highest)	$11.70 to $11.70	$13.91 to $13.91	$13.28 to $13.28	$13.39 to $13.67	$12.12 to $14.71	$12.54 to $12.86	$18.57 to $48.27
Identified cost of investment	$153,629,917	$33,249,365	$70,667,654	$193,590,332	$457,984,940	$198,664,525	$291,838,520
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-IV

Statement of Assets and Liabilities (Continued)
As of December 31, 2019

	ClearBridge Variable Appreciation Portfolio— Class II	Columbia Variable Portfolio— Commodity Strategy Fund— Class 2	Columbia Variable Portfolio— Emerging Markets Bond Fund— Class 2	Columbia Variable Portfolio— Small Cap Value Fund— Class 2	Delaware VIP® Small Cap Value Series— Service Class	DWS Alternative Asset Allocation VIP— Class B	Fidelity® VIP ContrafundSM Portfolio— Service Class 2
ASSETS:
Investment at net asset value	$56,039,336	$8,795,342	$141,792,852	$93,476,847	$16,071,035	$221,478,368	$1,094,102,957
Dividends due and accrued	—	—	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	125,139	12,929	331,366	(96,842)	7,526	283,554	(227,461)
Net receivable from (payable to) the Fund for shares sold or purchased	(125,139)	(12,929)	(331,366)	96,842	(7,526)	(283,554)	227,461

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	68,992	16,072	217,658	153,940	21,505	349,008	1,809,519

Total Net Assets	$55,970,344	$8,779,270	$141,575,194	$93,322,907	$16,049,530	$221,129,360	$1,092,293,438
Total shares outstanding	1,203,853	1,599,153	14,754,719	6,011,373	422,255	16,602,576	30,307,561
Net asset value per share (NAV)	$46.55	$5.50	$9.61	$15.55	$38.06	$13.34	$36.10
Total units outstanding	3,949,611	1,092,781	11,587,688	4,675,153	1,455,150	19,704,518	50,159,899
Variable accumulation unit value (lowest to highest)	$14.19 to $14.19	$8.05 to $8.05	$12.24 to $12.24	$13.81 to $28.95	$11.04 to $11.04	$11.24 to $11.24	$15.52 to $46.99
Identified cost of investment	$52,899,047	$9,183,981	$142,288,076	$103,837,120	$15,346,363	$214,128,985	$993,636,013
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-IV

Statement of Assets and Liabilities (Continued)
As of December 31, 2019

	Fidelity® VIP Emerging Markets Portfolio— Service Class 2	Fidelity® VIP Equity-Income PortfolioSM— Service Class 2	Fidelity® VIP FundsManager® 60% Portfolio— Service Class	Fidelity® VIP Growth Opportunities Portfolio— Service Class 2	Fidelity® VIP Health Care Portfolio— Service Class 2	Fidelity® VIP International Index Portfolio— Service Class 2	Fidelity® VIP Mid Cap Portfolio— Service Class 2
ASSETS:
Investment at net asset value	$20,923,909	$209,325,792	$5,840,633	$266,505,153	$15,281,616	$2,910,742	$222,543,629
Dividends due and accrued	—	—	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	34,517	103,231	12,687	562,395	74,921	13,976	(86,244)
Net receivable from (payable to) the Fund for shares sold or purchased	(34,517)	(103,231)	(12,687)	(562,395)	(74,921)	(13,976)	86,244

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	28,825	304,244	5,334	371,692	13,063	2,534	370,635

Total Net Assets	$20,895,084	$209,021,548	$5,835,299	$266,133,461	$15,268,553	$2,908,208	$222,172,994
Total shares outstanding	1,648,850	9,061,723	572,611	5,546,413	459,321	290,493	7,009,248
Net asset value per share (NAV)	$12.69	$23.10	$10.20	$48.05	$33.27	$10.02	$31.75
Total units outstanding	1,947,171	11,332,040	537,382	11,886,650	1,245,717	270,335	10,442,923
Variable accumulation unit value (lowest to highest)	$10.75 to $10.75	$14.35 to $31.90	$10.87 to $10.87	$21.23 to $25.36	$12.27 to $12.27	$10.77 to $10.77	$13.30 to $49.17
Identified cost of investment	$18,582,750	$192,728,538	$5,612,200	$214,609,137	$13,567,494	$2,764,237	$227,281,434
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-IV

Statement of Assets and Liabilities (Continued)
As of December 31, 2019

	Invesco V.I. American Value Fund— Series II Shares	Invesco V.I. International Growth Fund— Series II Shares	Janus Henderson Enterprise Portfolio— Service Shares	Janus Henderson Global Research Portfolio— Service Shares	MFS® International Intrinsic Value Portfolio— Service Class	MFS® Investors Trust Series— Service Class	MFS® Research Series— Service Class
ASSETS:
Investment at net asset value	$43,507,291	$180,688,788	$75,455,849	$88,678,928	$93,142,138	$272,270,300	$142,415,804
Dividends due and accrued	—	—	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	(9,630)	(44,167)	167,228	20,898	114,844	(50,175)	43,230
Net receivable from (payable to) the Fund for shares sold or purchased	9,630	44,167	(167,228)	(20,898)	(114,844)	50,175	(43,230)

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	73,862	315,522	97,815	132,407	134,676	429,574	203,860

Total Net Assets	$43,433,429	$180,373,266	$75,358,034	$88,546,521	$93,007,462	$271,840,726	$142,211,944
Total shares outstanding	2,764,123	4,695,655	944,024	1,604,468	3,160,575	8,308,523	4,902,437
Net asset value per share (NAV)	$15.74	$38.48	$79.93	$55.27	$29.47	$32.77	$29.05
Total units outstanding	3,083,429	14,851,047	5,501,365	4,459,464	7,170,775	14,700,846	7,316,788
Variable accumulation unit value (lowest to highest)	$12.00 to $16.21	$11.96 to $12.61	$13.72 to $13.72	$14.00 to $28.43	$12.99 to $12.99	$16.09 to $40.82	$16.46 to $45.07
Identified cost of investment	$45,947,926	$166,483,537	$68,865,124	$71,612,506	$86,247,604	$235,447,364	$135,833,932
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-IV

Statement of Assets and Liabilities (Continued)
As of December 31, 2019

	Morgan Stanley VIF U.S. Real Estate Portfolio— Class II	Neuberger Berman AMT Mid Cap Growth Portfolio— Class S	PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)— Advisor Class	PIMCO VIT Low Duration Portfolio— Advisor Class	PIMCO VIT Total Return Portfolio— Advisor Class	Victory VIF Diversified Stock Fund— Class A Shares
ASSETS:
Investment at net asset value	$93,333,572	$282,263,206	$378,310,582	$82,675,777	$472,077,610	$14,310,266
Dividends due and accrued	—	—	—	—	—	—
Net receivable from (payable to) New York Life Insurance and Annuity Corporation	72,183	(96,540)	(621,183)	(58,096)	154,441	(384)
Net receivable from (payable to) the Fund for shares sold or purchased	(72,183)	96,540	621,183	58,096	(154,441)	384

LIABILITIES:
Liability to New York Life Insurance and Annuity Corporation for:
Mortality and expense risk charges	158,484	456,592	692,688	146,512	798,589	22,557

Total Net Assets	$93,175,088	$281,806,614	$377,617,894	$82,529,265	$471,279,021	$14,287,709
Total shares outstanding	4,281,356	10,400,266	33,419,663	8,105,468	42,838,259	1,161,548
Net asset value per share (NAV)	$21.80	$27.14	$11.32	$10.20	$11.02	$12.32
Total units outstanding	7,064,827	13,470,965	31,148,055	7,791,478	40,783,007	598,878
Variable accumulation unit value (lowest to highest)	$12.24 to $14.30	$15.15 to $46.46	$11.79 to $12.82	$10.61 to $10.61	$11.45 to $11.87	$14.18 to $30.50
Identified cost of investment	$89,562,353	$246,183,260	$366,843,699	$82,358,842	$465,340,048	$14,293,265
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-IV

Statement of Operations
For the year ended December 31, 2019

	MainStay VP Balanced— Service Class	MainStay VP Bond— Service Class	MainStay VP Conservative Allocation— Service Class	MainStay VP Cushing® Renaissance Advantage— Service Class	MainStay VP Eagle Small Cap Growth— Initial Class	MainStay VP Eagle Small Cap Growth— Service Class	MainStay VP Emerging Markets Equity— Service Class
INVESTMENT INCOME (LOSS):
Dividend income	$4,285,576	$7,415,844	$11,596,275	$—	$—	$—	$883,934
Mortality and expense risk charges	(3,556,500)	(3,945,087)	(6,818,869)	(277,458)	(370,594)	(1,113,277)	(1,087,636)
Administrative charges	(621,013)	(607,407)	(975,298)	(38,677)	(70,406)	(124,070)	(182,364)
Net investment income (loss)	108,063	2,863,350	3,802,108	(316,135)	(441,000)	(1,237,347)	(386,066)
REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	37,523,360	27,792,035	96,123,804	5,057,459	9,246,925	15,668,334	19,926,916
Cost of investments sold	(36,353,463)	(29,077,054)	(98,637,602)	(5,490,883)	(6,663,349)	(13,791,138)	(21,257,403)
Net realized gain (loss) on investments	1,169,897	(1,285,019)	(2,513,798)	(433,424)	2,583,576	1,877,196	(1,330,487)
Realized gain distribution received	9,078,572	—	11,969,849	—	3,697,304	10,556,256	—
Change in unrealized appreciation (depreciation) on investments	23,735,711	15,845,025	41,746,641	1,390,271	1,075,047	4,447,119	15,738,741
Net gain (loss) on investments	33,984,180	14,560,006	51,202,692	956,847	7,355,927	16,880,571	14,408,254
Net increase (decrease) in net assets resulting from operations	$34,092,243	$17,423,356	$55,004,800	$640,712	$6,914,927	$15,643,224	$14,022,188
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-IV

Statement of Operations (Continued)
For the year ended December 31, 2019

	MainStay VP Epoch U.S. Equity Yield— Service Class	MainStay VP Epoch U.S. Small Cap— Service Class	MainStay VP Fidelity Institutional AM® Utilities— Service Class	MainStay VP Floating Rate— Service Class	MainStay VP Growth Allocation— Service Class	MainStay VP Income Builder— Service Class	MainStay VP Indexed Bond— Service Class
INVESTMENT INCOME (LOSS):
Dividend income	$8,104,938	$1,007,448	$15,980,662	$19,376,728	$21,898,587	$13,128,784	$—
Mortality and expense risk charges	(3,674,929)	(325,054)	(9,935,274)	(6,054,535)	(11,563,426)	(3,960,069)	(933,941)
Administrative charges	(595,124)	(61,497)	(1,734,690)	(1,100,752)	(2,636,718)	(599,902)	(157,160)
Net investment income (loss)	3,834,885	620,897	4,310,698	12,221,441	7,698,443	8,568,813	(1,091,101)
REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	54,423,594	136,388,434	127,670,600	98,813,730	98,608,474	32,331,705	4,671,961
Cost of investments sold	(51,959,466)	(166,215,532)	(115,160,348)	(102,764,994)	(100,044,135)	(34,772,391)	(4,488,488)
Net realized gain (loss) on investments	2,464,128	(29,827,098)	12,510,252	(3,951,264)	(1,435,661)	(2,440,686)	183,473
Realized gain distribution received	11,515,143	15,614,452	28,910,107	—	54,414,542	—	—
Change in unrealized appreciation (depreciation) on investments	37,444,253	32,843,181	91,570,741	16,968,870	102,000,387	34,903,282	3,691,678
Net gain (loss) on investments	51,423,524	18,630,535	132,991,100	13,017,606	154,979,268	32,462,596	3,875,151
Net increase (decrease) in net assets resulting from operations	$55,258,409	$19,251,432	$137,301,798	$25,239,047	$162,677,711	$41,031,409	$2,784,050
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-IV

Statement of Operations (Continued)
For the year ended December 31, 2019

	MainStay VP IQ Hedge Multi- Strategy— Service Class	MainStay VP Janus Henderson Balanced— Initial Class	MainStay VP Janus Henderson Balanced— Service Class	MainStay VP Large Cap Growth— Service Class	MainStay VP MacKay Common Stock— Service Class	MainStay VP MacKay Convertible— Service Class	MainStay VP MacKay Government— Service Class
INVESTMENT INCOME (LOSS):
Dividend income	$4,389,805	$394,937	$9,652,230	$—	$2,390,892	$5,885,724	$2,436,973
Mortality and expense risk charges	(5,303,477)	(284,000)	(8,383,651)	(7,639,906)	(2,618,049)	(6,725,795)	(1,836,998)
Administrative charges	(1,043,077)	(107,590)	(1,563,649)	(1,184,438)	(474,219)	(947,386)	(292,615)
Net investment income (loss)	(1,956,749)	3,347	(295,070)	(8,824,344)	(701,376)	(1,787,457)	307,360
REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	31,218,877	5,154,914	74,867,234	73,321,811	31,982,794	49,411,463	28,542,414
Cost of investments sold	(30,709,441)	(3,787,261)	(57,463,029)	(65,120,229)	(30,253,312)	(45,833,186)	(29,459,808)
Net realized gain (loss) on investments	509,436	1,367,653	17,404,205	8,201,582	1,729,482	3,578,277	(917,394)
Realized gain distribution received	—	1,201,763	33,528,831	69,939,816	27,199,975	42,280,729	—
Change in unrealized appreciation (depreciation) on investments	20,399,642	1,750,222	60,880,240	79,192,341	13,255,539	40,285,291	4,346,751
Net gain (loss) on investments	20,909,078	4,319,638	111,813,276	157,333,739	42,184,996	86,144,297	3,429,357
Net increase (decrease) in net assets resulting from operations	$18,952,329	$4,322,985	$111,518,206	$148,509,395	$41,483,620	$84,356,840	$3,736,717
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-IV

Statement of Operations (Continued)
For the year ended December 31, 2019

	MainStay VP MacKay Growth— Service Class	MainStay VP MacKay High Yield Corporate Bond— Service Class	MainStay VP MacKay International Equity— Service Class	MainStay VP MacKay Mid Cap Core— Service Class	MainStay VP MacKay S&P 500 Index— Service Class	MainStay VP MacKay Small Cap Core— Service Class	MainStay VP MacKay Unconstrained Bond— Service Class
INVESTMENT INCOME (LOSS):
Dividend income	$78,044	$97,476,360	$321,023	$2,968,758	$13,485,912	$113,357	$26,032,371
Mortality and expense risk charges	(377,125)	(24,887,867)	(2,645,713)	(4,267,096)	(11,483,518)	(2,554,105)	(11,409,231)
Administrative charges	(61,247)	(4,896,237)	(368,304)	(552,675)	(1,825,227)	(276,603)	(2,361,020)
Net investment income (loss)	(360,328)	67,692,256	(2,692,994)	(1,851,013)	177,167	(2,717,351)	12,262,120
REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	5,319,594	177,225,924	34,016,863	31,859,017	68,485,864	33,183,993	76,213,977
Cost of investments sold	(4,797,392)	(181,933,216)	(26,527,051)	(37,498,472)	(46,645,534)	(33,803,641)	(78,972,025)
Net realized gain (loss) on investments	522,202	(4,707,292)	7,489,812	(5,639,455)	21,840,330	(619,648)	(2,758,048)
Realized gain distribution received	2,552,717	—	25,080,898	20,757,783	4,562,121	16,356,407	—
Change in unrealized appreciation (depreciation) on investments	4,575,136	117,504,167	10,013,630	42,605,219	177,194,712	2,721,733	28,517,691
Net gain (loss) on investments	7,650,055	112,796,875	42,584,340	57,723,547	203,597,163	18,458,492	25,759,643
Net increase (decrease) in net assets resulting from operations	$7,289,727	$180,489,131	$39,891,346	$55,872,534	$203,774,330	$15,741,141	$38,021,763
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-IV

Statement of Operations (Continued)
For the year ended December 31, 2019

	MainStay VP Mellon Natural Resources— Initial Class	MainStay VP Moderate Allocation— Service Class	MainStay VP Moderate Growth Allocation— Service Class	MainStay VP PIMCO Real Return— Service Class	MainStay VP T. Rowe Price Equity Income— Service Class	MainStay VP U.S. Government Money Market— Initial Class	American Funds IS Asset Allocation Fund— Class 4
INVESTMENT INCOME (LOSS):
Dividend income	$1,011,225	$20,718,574	$42,556,082	$7,295,218	$3,332,823	$4,013,806	$1,353,022
Mortality and expense risk charges	(1,796,990)	(10,781,443)	(20,628,081)	(3,467,534)	(2,158,215)	(3,694,620)	(1,004,666)
Administrative charges	(254,745)	(2,185,071)	(5,658,437)	(740,774)	(391,964)	(567,967)	(95,336)
Net investment income (loss)	(1,040,510)	7,752,060	16,269,564	3,086,910	782,644	(248,781)	253,020
REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	26,085,513	150,657,956	280,086,948	27,677,533	33,541,643	176,684,836	10,486,223
Cost of investments sold	(40,973,436)	(151,330,641)	(267,414,744)	(33,275,133)	(33,300,940)	(176,685,482)	(10,615,689)
Net realized gain (loss) on investments	(14,887,923)	(672,685)	12,672,204	(5,597,600)	240,703	(646)	(129,466)
Realized gain distribution received	—	30,453,234	100,501,406	—	12,963,240	—	3,235,133
Change in unrealized appreciation (depreciation) on investments	34,441,263	74,291,991	127,729,014	17,556,298	22,074,430	3,317	6,886,649
Net gain (loss) on investments	19,553,340	104,072,540	240,902,624	11,958,698	35,278,373	2,671	9,992,316
Net increase (decrease) in net assets resulting from operations	$18,512,830	$111,824,600	$257,172,188	$15,045,608	$36,061,017	$(246,110)	$10,245,336
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-IV

Statement of Operations (Continued)
For the year ended December 31, 2019

	American Funds IS Blue Chip Income and Growth Fund— Class 4	American Funds IS Global Small Capitalization Fund— Class 4	American Funds IS Growth Fund— Class 4	American Funds IS New World Fund®— Class 4	BlackRock® Global Allocation V.I. Fund— Class III	BlackRock® High Yield V.I. Fund— Class III	BNY Mellon IP Technology Growth Portfolio— Service Shares
INVESTMENT INCOME (LOSS):
Dividend income	$2,583,573	$2,519	$353,060	$1,550,389	$5,596,577	$9,001,811	$—
Mortality and expense risk charges	(1,674,072)	(418,811)	(799,486)	(2,708,650)	(6,484,303)	(2,532,698)	(4,088,957)
Administrative charges	(257,808)	(38,541)	(99,474)	(432,461)	(1,654,723)	(618,998)	(435,746)
Net investment income (loss)	651,693	(454,833)	(545,900)	(1,590,722)	(2,542,449)	5,850,115	(4,524,703)
REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	7,764,647	4,598,813	8,181,257	14,364,237	77,970,672	14,953,459	38,322,929
Cost of investments sold	(9,029,197)	(4,192,471)	(8,765,167)	(12,427,550)	(79,279,168)	(15,166,543)	(29,187,570)
Net realized gain (loss) on investments	(1,264,550)	406,342	(583,910)	1,936,687	(1,308,496)	(213,084)	9,135,359
Realized gain distribution received	8,212,624	1,894,207	5,489,465	7,273,034	17,678,241	—	35,709,010
Change in unrealized appreciation (depreciation) on investments	10,485,066	5,938,204	8,629,120	37,060,521	52,829,192	14,380,940	21,392,344
Net gain (loss) on investments	17,433,140	8,238,753	13,534,675	46,270,242	69,198,937	14,167,856	66,236,713
Net increase (decrease) in net assets resulting from operations	$18,084,833	$7,783,920	$12,988,775	$44,679,520	$66,656,488	$20,017,971	$61,712,010
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-IV

Statement of Operations (Continued)
For the year ended December 31, 2019

	ClearBridge Variable Appreciation Portfolio— Class II	Columbia Variable Portfolio— Commodity Strategy Fund— Class 2	Columbia Variable Portfolio— Emerging Markets Bond Fund— Class 2	Columbia Variable Portfolio— Small Cap Value Fund— Class 2	Delaware VIP® Small Cap Value Series— Service Class	DWS Alternative Asset Allocation VIP— Class B	Fidelity® VIP ContrafundSM Portfolio— Service Class 2
INVESTMENT INCOME (LOSS):
Dividend income	$585,946	$78,335	$5,406,023	$247,542	$73,616	$5,235,820	$2,245,793
Mortality and expense risk charges	(521,705)	(122,064)	(1,634,826)	(1,207,228)	(163,253)	(2,624,263)	(14,176,234)
Administrative charges	(83,890)	(6,670)	(360,540)	(120,094)	(13,521)	(476,064)	(2,578,123)
Net investment income (loss)	(19,649)	(50,399)	3,410,657	(1,079,780)	(103,158)	2,135,493	(14,508,564)
REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	2,415,464	2,187,957	3,973,193	19,138,995	4,859,699	3,784,510	152,490,306
Cost of investments sold	(2,307,557)	(2,509,686)	(3,984,678)	(22,934,601)	(5,203,297)	(3,814,682)	(148,853,754)
Net realized gain (loss) on investments	107,907	(321,729)	(11,485)	(3,795,606)	(343,598)	(30,172)	3,636,552
Realized gain distribution received	2,671,040	—	—	8,088,160	759,085	—	121,952,293
Change in unrealized appreciation (depreciation) on investments	4,807,958	858,440	5,727,684	12,873,890	1,922,915	14,989,177	151,979,244
Net gain (loss) on investments	7,586,905	536,711	5,716,199	17,166,444	2,338,402	14,959,005	277,568,089
Net increase (decrease) in net assets resulting from operations	$7,567,256	$486,312	$9,126,856	$16,086,664	$2,235,244	$17,094,498	$263,059,525
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-IV

Statement of Operations (Continued)
For the year ended December 31, 2019

	Fidelity® VIP Emerging Markets Portfolio— Service Class 2	Fidelity® VIP Equity-Income PortfolioSM— Service Class 2	Fidelity® VIP FundsManager® 60% Portfolio— Service Class (a)	Fidelity® VIP Growth Opportunities Portfolio— Service Class 2	Fidelity® VIP Health Care Portfolio— Service Class 2 (a)	Fidelity® VIP International Index Portfolio— Service Class 2 (a)	Fidelity® VIP Mid Cap Portfolio— Service Class 2
INVESTMENT INCOME (LOSS):
Dividend income	$259,184	$3,332,842	$68,431	$—	$21,753	$53,455	$1,481,441
Mortality and expense risk charges	(217,420)	(2,363,998)	(27,528)	(2,882,079)	(72,471)	(12,449)	(2,925,160)
Administrative charges	(13,728)	(288,545)	(4,799)	(455,097)	(5,884)	(430)	(329,792)
Net investment income (loss)	28,036	680,299	36,104	(3,337,176)	(56,602)	40,576	(1,773,511)
REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	2,232,328	15,098,218	289,190	31,852,159	1,419,943	249,678	48,217,902
Cost of investments sold	(2,171,597)	(16,115,507)	(284,882)	(22,229,060)	(1,386,846)	(247,473)	(52,678,413)
Net realized gain (loss) on investments	60,731	(1,017,289)	4,308	9,623,099	33,097	2,205	(4,460,511)
Realized gain distribution received	—	9,688,179	1,683	14,428,510	1,186	5,557	25,780,948
Change in unrealized appreciation (depreciation) on investments	2,948,644	27,043,766	228,433	39,767,986	1,714,123	146,505	23,489,227
Net gain (loss) on investments	3,009,375	35,714,656	234,424	63,819,595	1,748,406	154,267	44,809,664
Net increase (decrease) in net assets resulting from operations	$3,037,411	$36,394,955	$270,528	$60,482,419	$1,691,804	$194,843	$43,036,153

(a) For the period May 1, 2019 (commencement of Investment Division) through December 31, 2019.

Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-IV

Statement of Operations (Continued)
For the year ended December 31, 2019

	Invesco V.I. American Value Fund— Series II Shares	Invesco V.I. International Growth Fund— Series II Shares	Janus Henderson Enterprise Portfolio— Service Shares	Janus Henderson Global Research Portfolio— Service Shares	MFS® International Intrinsic Value Portfolio— Service Class	MFS® Investors Trust Series— Service Class	MFS® Research Series— Service Class
INVESTMENT INCOME (LOSS):
Dividend income	$174,529	$2,230,590	$30,043	$684,758	$1,058,342	$1,151,707	$677,957
Mortality and expense risk charges	(581,580)	(2,414,471)	(744,619)	(1,040,456)	(1,010,120)	(3,261,744)	(1,565,393)
Administrative charges	(48,285)	(426,105)	(54,895)	(80,574)	(133,330)	(634,601)	(268,267)
Net investment income (loss)	(455,336)	(609,986)	(769,471)	(436,272)	(85,108)	(2,744,638)	(1,155,703)
REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	7,693,378	28,729,245	4,987,081	13,161,482	5,537,265	12,199,973	5,521,574
Cost of investments sold	(9,231,415)	(26,160,940)	(4,647,680)	(8,661,060)	(5,316,956)	(11,316,452)	(5,418,891)
Net realized gain (loss) on investments	(1,538,037)	2,568,305	339,401	4,500,422	220,309	883,521	102,683
Realized gain distribution received	3,101,406	11,211,375	2,912,903	4,741,640	2,218,564	14,019,421	11,860,568
Change in unrealized appreciation (depreciation) on investments	7,147,536	27,423,010	9,755,453	9,562,544	10,496,142	44,578,102	15,263,741
Net gain (loss) on investments	8,710,905	41,202,690	13,007,757	18,804,606	12,935,015	59,481,044	27,226,992
Net increase (decrease) in net assets resulting from operations	$8,255,569	$40,592,704	$12,238,286	$18,368,334	$12,849,907	$56,736,406	$26,071,289
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-IV

Statement of Operations (Continued)
For the year ended December 31, 2019

	Morgan Stanley VIF U.S. Real Estate Portfolio— Class II	Neuberger Berman AMT Mid Cap Growth Portfolio— Class S	PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)— Advisor Class	PIMCO VIT Low Duration Portfolio— Advisor Class	PIMCO VIT Total Return Portfolio— Advisor Class	Victory VIF Diversified Stock Fund— Class A Shares
INVESTMENT INCOME (LOSS):
Dividend income	$1,432,055	$—	$6,144,019	$2,040,359	$12,028,883	$78,930
Mortality and expense risk charges	(1,231,381)	(3,585,099)	(5,330,014)	(1,108,215)	(6,096,308)	(183,663)
Administrative charges	(122,892)	(485,376)	(1,060,518)	(208,666)	(1,197,263)	(37,153)
Net investment income (loss)	77,782	(4,070,475)	(246,513)	723,478	4,735,312	(141,886)
REALIZED AND UNREALIZED GAIN (LOSS):
Proceeds from sale of investments	11,033,739	34,886,784	29,539,813	15,670,277	17,931,978	2,967,834
Cost of investments sold	(10,507,737)	(29,494,332)	(28,808,257)	(15,677,358)	(18,583,835)	(3,659,206)
Net realized gain (loss) on investments	526,002	5,392,452	731,556	(7,081)	(651,857)	(691,372)
Realized gain distribution received	3,327,829	20,198,371	2,517,789	—	—	800,795
Change in unrealized appreciation (depreciation) on investments	9,373,922	46,346,380	15,026,204	856,797	20,254,954	3,382,709
Net gain (loss) on investments	13,227,753	71,937,203	18,275,549	849,716	19,603,097	3,492,132
Net increase (decrease) in net assets resulting from operations	$13,305,535	$67,866,728	$18,029,036	$1,573,194	$24,338,409	$3,350,246
Not all investment options are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-IV

Statement of Changes in Net Assets
For the years ended December 31, 2019
and December 31, 2018

	MainStay VP Balanced— Service Class		MainStay VP Bond— Service Class		MainStay VP Conservative Allocation— Service Class		MainStay VP Cushing® Renaissance Advantage— Service Class		MainStay VP Eagle Small Cap Growth— Initial Class
	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$108,063	$(874,084)	$2,863,350	$2,235,834	$3,802,108	$1,962,338	$(316,135)	$(365,043)	$(441,000)	$(568,139)
Net realized gain (loss) on investments	1,169,897	7,240,305	(1,285,019)	(3,114,027)	(2,513,798)	(2,635,885)	(433,424)	502,754	2,583,576	3,794,131
Realized gain distribution received	9,078,572	11,946,652	—	650,096	11,969,849	—	—	—	3,697,304	1,981,002
Change in unrealized appreciation (depreciation) on investments	23,735,711	(42,757,504)	15,845,025	(6,310,609)	41,746,641	(41,658,576)	1,390,271	(7,081,135)	1,075,047	(8,091,316)
Net increase (decrease) in net assets resulting from operations	34,092,243	(24,444,631)	17,423,356	(6,538,706)	55,004,800	(42,332,123)	640,712	(6,943,424)	6,914,927	(2,884,322)
Contributions and (Withdrawals):
Payments received from policyowners	9,391,981	11,400,832	28,678,381	19,057,474	9,260,313	10,318,842	543,072	1,044,563	62,617	148,569
Policyowners' surrenders	(27,378,676)	(24,657,853)	(29,420,640)	(27,488,449)	(68,920,152)	(63,339,665)	(1,574,582)	(1,507,537)	(7,523,670)	(7,688,564)
Policyowners' annuity and death benefits	(1,479,620)	(1,292,475)	(1,700,824)	(2,208,096)	(8,537,047)	(5,436,124)	(70,913)	(141,443)	(114,471)	(387,716)
Net transfers from (to) Fixed account	6,296,845	7,815,201	42,617,874	15,864,828	7,813,652	14,197,153	889,917	1,358,108	47,062	61,334
Transfers between Investment Divisions	(4,649,981)	(15,276,215)	25,223,645	939,616	5,522,015	(4,288,240)	404,245	(1,452,129)	(774,897)	(2,834,101)
Net contributions and (withdrawals)	(17,819,451)	(22,010,510)	65,398,436	6,165,373	(54,861,219)	(48,548,034)	191,739	(698,438)	(8,303,359)	(10,700,478)
Increase (decrease) in net assets	16,272,792	(46,455,141)	82,821,792	(373,333)	143,581	(90,880,157)	832,451	(7,641,862)	(1,388,432)	(13,584,800)
NET ASSETS:
Beginning of period	239,040,835	285,495,976	230,670,449	231,043,782	454,579,460	545,459,617	17,432,517	25,074,379	30,826,573	44,411,373
End of period	$255,313,627	$239,040,835	$313,492,241	$230,670,449	$454,723,041	$454,579,460	$18,264,968	$17,432,517	$29,438,141	$30,826,573
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-IV

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2019
and December 31, 2018

	MainStay VP Eagle Small Cap Growth— Service Class		MainStay VP Emerging Markets Equity— Service Class		MainStay VP Epoch U.S. Equity Yield— Service Class		MainStay VP Epoch U.S. Small Cap— Service Class		MainStay VP Fidelity Institutional AM® Utilities— Service Class
	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$(1,237,347)	$(993,642)	$(386,066)	$(526,133)	$3,834,885	$894,994	$620,897	$(1,369,335)	$4,310,698	$(5,628,966)
Net realized gain (loss) on investments	1,877,196	839,921	(1,330,487)	828,482	2,464,128	10,804,436	(29,827,098)	1,502,519	12,510,252	6,415,523
Realized gain distribution received	10,556,256	3,902,500	—	—	11,515,143	19,578,231	15,614,452	16,198,801	28,910,107	1,233,397
Change in unrealized appreciation (depreciation) on investments	4,447,119	(12,777,547)	15,738,741	(25,993,716)	37,444,253	(51,492,449)	32,843,181	(40,274,613)	91,570,741	(8,198,816)
Net increase (decrease) in net assets resulting from operations	15,643,224	(9,028,768)	14,022,188	(25,691,367)	55,258,409	(20,214,788)	19,251,432	(23,942,628)	137,301,798	(6,178,862)
Contributions and (Withdrawals):
Payments received from policyowners	7,660,134	7,688,558	500,479	742,685	9,533,010	7,848,437	1,661,238	5,245,379	13,812,513	19,246,777
Policyowners' surrenders	(7,450,681)	(5,277,792)	(12,447,428)	(17,999,697)	(34,451,398)	(37,296,605)	(3,807,402)	(13,441,808)	(79,808,375)	(77,144,078)
Policyowners' annuity and death benefits	(209,390)	(324,990)	(295,898)	(453,635)	(1,652,131)	(1,411,250)	(54,513)	(522,095)	(3,656,867)	(4,618,143)
Net transfers from (to) Fixed account	4,969,813	3,426,555	320,199	891,640	4,769,362	5,982,648	1,427,298	4,288,922	11,312,516	20,882,952
Transfers between Investment Divisions	2,893,811	12,454,261	(5,574,941)	(10,011,144)	(14,139,050)	(15,240,130)	(131,359,696)	(8,209,136)	(37,261,354)	(62,066,986)
Net contributions and (withdrawals)	7,863,687	17,966,592	(17,497,589)	(26,830,151)	(35,940,207)	(40,116,900)	(132,133,075)	(12,638,738)	(95,601,567)	(103,699,478)
Increase (decrease) in net assets	23,506,911	8,937,824	(3,475,401)	(52,521,518)	19,318,202	(60,331,688)	(112,881,643)	(36,581,366)	41,700,231	(109,878,340)
NET ASSETS:
Beginning of period	64,816,646	55,878,822	85,773,273	138,294,791	264,597,098	324,928,786	112,881,643	149,463,009	690,925,072	800,803,412
End of period	$88,323,557	$64,816,646	$82,297,872	$85,773,273	$283,915,300	$264,597,098	$—	$112,881,643	$732,625,303	$690,925,072
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-IV

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2019
and December 31, 2018

	MainStay VP Floating Rate— Service Class		MainStay VP Growth Allocation— Service Class		MainStay VP Income Builder— Service Class		MainStay VP Indexed Bond— Service Class		MainStay VP IQ Hedge Multi- Strategy— Service Class
	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018 (a)
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$12,221,441	$10,981,064	$7,698,443	$(4,265,859)	$8,568,813	$2,413,084	$(1,091,101)	$231,667	$(1,956,749)	$1,196,055
Net realized gain (loss) on investments	(3,951,264)	(1,580,641)	(1,435,661)	5,609,975	(2,440,686)	(2,392,040)	183,473	(35,232)	509,436	(125,495)
Realized gain distribution received	—	—	54,414,542	32,323,825	—	12,565,268	—	—	—	—
Change in unrealized appreciation (depreciation) on investments	16,968,870	(18,754,544)	102,000,387	(158,993,086)	34,903,282	(33,109,057)	3,691,678	(103,032)	20,399,642	(7,509,244)
Net increase (decrease) in net assets resulting from operations	25,239,047	(9,354,121)	162,677,711	(125,325,145)	41,031,409	(20,522,745)	2,784,050	93,403	18,952,329	(6,438,684)
Contributions and (Withdrawals):
Payments received from policyowners	11,926,598	19,468,470	10,514,856	34,542,426	12,217,291	13,302,342	13,621,879	8,439,539	2,710,811	222,644
Policyowners' surrenders	(53,532,796)	(46,516,409)	(54,133,984)	(59,695,852)	(25,103,867)	(25,502,971)	(3,498,114)	(1,012,281)	(20,202,602)	(1,544,991)
Policyowners' annuity and death benefits	(3,229,317)	(2,588,168)	(2,196,589)	(2,741,678)	(1,792,118)	(1,614,356)	(130,790)	(21,366)	(1,532,336)	(165,076)
Net transfers from (to) Fixed account	18,450,032	17,227,280	7,606,080	66,456,372	9,769,179	15,066,093	22,809,445	7,677,032	2,523,901	239,864
Transfers between Investment Divisions	(10,022,642)	49,568,671	(35,483,540)	(21,158,840)	15,728,702	(27,345,162)	25,274,668	9,158,662	(2,921,207)	328,695,536
Net contributions and (withdrawals)	(36,408,125)	37,159,844	(73,693,177)	17,402,428	10,819,187	(26,094,054)	58,077,088	24,241,586	(19,421,433)	327,447,977
Increase (decrease) in net assets	(11,169,078)	27,805,723	88,984,534	(107,922,717)	51,850,596	(46,616,799)	60,861,138	24,334,989	(469,104)	321,009,293
NET ASSETS:
Beginning of period	409,236,609	381,430,886	754,305,120	862,227,837	258,167,114	304,783,913	27,108,698	2,773,709	321,009,293	—
End of period	$398,067,531	$409,236,609	$843,289,654	$754,305,120	$310,017,710	$258,167,114	$87,969,836	$27,108,698	$320,540,189	$321,009,293

(a) For the period November 30, 2018 (commencement of Investment Division) through December 31, 2018.
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-IV

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2019
and December 31, 2018

	MainStay VP Janus Henderson Balanced— Initial Class		MainStay VP Janus Henderson Balanced— Service Class		MainStay VP Large Cap Growth— Service Class		MainStay VP MacKay Common Stock— Service Class		MainStay VP MacKay Convertible— Service Class
	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$3,347	$2,571	$(295,070)	$(244,444)	$(8,824,344)	$(7,833,505)	$(701,376)	$(539,874)	$(1,787,457)	$(943,513)
Net realized gain (loss) on investments	1,367,653	1,332,384	17,404,205	13,914,975	8,201,582	22,133,334	1,729,482	6,080,760	3,578,277	5,028,595
Realized gain distribution received	1,201,763	1,323,968	33,528,831	30,009,391	69,939,816	70,990,148	27,199,975	17,995,137	42,280,729	15,939,295
Change in unrealized appreciation (depreciation) on investments	1,750,222	(2,823,842)	60,880,240	(52,652,189)	79,192,341	(82,658,253)	13,255,539	(37,786,904)	40,285,291	(39,938,677)
Net increase (decrease) in net assets resulting from operations	4,322,985	(164,919)	111,518,206	(8,972,267)	148,509,395	2,631,724	41,483,620	(14,250,881)	84,356,840	(19,914,300)
Contributions and (Withdrawals):
Payments received from policyowners	25,894	71,454	34,530,297	35,336,227	40,880,685	35,608,763	6,734,079	11,890,907	28,074,124	29,074,938
Policyowners' surrenders	(4,196,957)	(3,422,035)	(68,922,482)	(55,023,979)	(48,549,068)	(42,251,923)	(14,227,164)	(14,460,384)	(49,805,827)	(40,330,738)
Policyowners' annuity and death benefits	(43,601)	(386,144)	(4,013,791)	(4,505,623)	(1,551,925)	(1,917,178)	(856,895)	(1,801,558)	(3,080,227)	(2,432,396)
Net transfers from (to) Fixed account	49,177	57,642	24,374,264	25,240,614	34,329,195	31,426,355	6,171,223	16,678,013	30,297,362	27,365,173
Transfers between Investment Divisions	(554,239)	(960,169)	22,943,971	23,668,307	(12,095,189)	17,576,083	(14,136,675)	(21,594,484)	17,961,220	35,827,386
Net contributions and (withdrawals)	(4,719,726)	(4,639,252)	8,912,259	24,715,546	13,013,698	40,442,100	(16,315,432)	(9,287,506)	23,446,652	49,504,363
Increase (decrease) in net assets	(396,741)	(4,804,171)	120,430,465	15,743,279	161,523,093	43,073,824	25,168,188	(23,538,387)	107,803,492	29,590,063
NET ASSETS:
Beginning of period	22,477,769	27,281,940	535,179,930	519,436,651	472,121,572	429,047,748	177,353,566	200,891,953	409,515,488	379,925,425
End of period	$22,081,028	$22,477,769	$655,610,395	$535,179,930	$633,644,665	$472,121,572	$202,521,754	$177,353,566	$517,318,980	$409,515,488
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-IV

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2019
and December 31, 2018

	MainStay VP MacKay Government— Service Class		MainStay VP MacKay Growth— Service Class		MainStay VP MacKay High Yield Corporate Bond— Service Class		MainStay VP MacKay International Equity— Service Class		MainStay VP MacKay Mid Cap Core— Service Class
	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$307,360	$677,992	$(360,328)	$(396,815)	$67,692,256	$69,753,899	$(2,692,994)	$(1,184,447)	$(1,851,013)	$(2,205,440)
Net realized gain (loss) on investments	(917,394)	(2,568,942)	522,202	1,128,316	(4,707,292)	(1,194,231)	7,489,812	10,253,234	(5,639,455)	3,346,072
Realized gain distribution received	—	—	2,552,717	2,004,565	—	—	25,080,898	3,614,690	20,757,783	36,156,451
Change in unrealized appreciation (depreciation) on investments	4,346,751	3,103	4,575,136	(4,132,865)	117,504,167	(126,881,361)	10,013,630	(38,922,092)	42,605,219	(76,727,024)
Net increase (decrease) in net assets resulting from operations	3,736,717	(1,887,847)	7,289,727	(1,396,799)	180,489,131	(58,321,693)	39,891,346	(26,238,615)	55,872,534	(39,429,941)
Contributions and (Withdrawals):
Payments received from policyowners	12,603,135	8,366,451	180,084	198,246	85,813,845	76,796,695	12,592,614	13,841,025	27,768,445	22,164,116
Policyowners' surrenders	(16,191,070)	(14,832,512)	(3,055,642)	(3,926,092)	(174,309,065)	(157,733,097)	(22,958,602)	(23,484,862)	(28,762,967)	(28,489,512)
Policyowners' annuity and death benefits	(863,076)	(341,325)	(305,790)	(76,756)	(10,390,064)	(8,451,661)	(1,031,541)	(773,468)	(850,373)	(1,465,530)
Net transfers from (to) Fixed account	20,110,580	7,620,087	131,237	287,290	86,566,501	87,725,546	15,816,476	10,519,779	38,193,910	17,898,602
Transfers between Investment Divisions	12,592,535	9,146,699	(1,361,187)	(3,730,494)	39,546,765	(80,881,990)	(8,011,798)	1,958,096	2,629,165	(13,238,790)
Net contributions and (withdrawals)	28,252,104	9,959,400	(4,411,298)	(7,247,806)	27,227,982	(82,544,507)	(3,592,851)	2,060,570	38,978,180	(3,131,114)
Increase (decrease) in net assets	31,988,821	8,071,553	2,878,429	(8,644,605)	207,717,113	(140,866,200)	36,298,495	(24,178,045)	94,850,714	(42,561,055)
NET ASSETS:
Beginning of period	108,448,378	100,376,825	27,621,476	36,266,081	1,634,725,309	1,775,591,509	176,056,505	200,234,550	257,011,357	299,572,412
End of period	$140,437,199	$108,448,378	$30,499,905	$27,621,476	$1,842,442,422	$1,634,725,309	$212,355,000	$176,056,505	$351,862,071	$257,011,357
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-IV

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2019
and December 31, 2018

	MainStay VP MacKay S&P 500 Index— Service Class		MainStay VP MacKay Small Cap Core— Service Class		MainStay VP MacKay Unconstrained Bond— Service Class		MainStay VP Mellon Natural Resources— Initial Class		MainStay VP Moderate Allocation— Service Class
	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$177,167	$(2,268,308)	$(2,717,351)	$(1,725,405)	$12,262,120	$10,924,782	$(1,040,510)	$(2,672,513)	$7,752,060	$2,257,999
Net realized gain (loss) on investments	21,840,330	23,573,704	(619,648)	4,186,497	(2,758,048)	(4,969,123)	(14,887,923)	(10,588,293)	(672,685)	6,432,700
Realized gain distribution received	4,562,121	13,042,615	16,356,407	14,086,850	—	—	—	—	30,453,234	25,399,149
Change in unrealized appreciation (depreciation) on investments	177,194,712	(80,537,933)	2,721,733	(34,840,542)	28,517,691	(32,861,885)	34,441,263	(41,156,601)	74,291,991	(119,960,704)
Net increase (decrease) in net assets resulting from operations	203,774,330	(46,189,922)	15,741,141	(18,292,600)	38,021,763	(26,906,226)	18,512,830	(54,417,407)	111,824,600	(85,870,856)
Contributions and (Withdrawals):
Payments received from policyowners	89,712,588	75,045,597	5,051,856	4,294,739	8,281,567	27,918,679	2,085,727	3,456,617	15,693,672	26,631,709
Policyowners' surrenders	(56,734,943)	(46,596,065)	(21,636,341)	(14,452,988)	(55,559,573)	(58,619,480)	(20,525,487)	(24,294,401)	(100,642,641)	(91,139,027)
Policyowners' annuity and death benefits	(3,268,762)	(3,780,621)	(1,020,101)	(494,909)	(4,939,413)	(4,700,460)	(577,475)	(928,366)	(7,012,974)	(5,086,343)
Net transfers from (to) Fixed account	93,736,024	64,608,991	3,905,341	2,830,402	8,896,774	66,689,428	1,686,094	2,958,572	8,691,016	38,306,210
Transfers between Investment Divisions	(3,468,814)	(993,510)	124,845,545	29,706	3,442,766	(45,180,941)	3,524,368	(1,558,796)	(35,632,638)	(1,323,177)
Net contributions and (withdrawals)	119,976,093	88,284,392	111,146,300	(7,793,050)	(39,877,879)	(13,892,774)	(13,806,773)	(20,366,374)	(118,903,565)	(32,610,628)
Increase (decrease) in net assets	323,750,423	42,094,470	126,887,441	(26,085,650)	(1,856,116)	(40,799,000)	4,706,057	(74,783,781)	(7,078,965)	(118,481,484)
NET ASSETS:
Beginning of period	655,032,347	612,937,877	94,783,237	120,868,887	784,636,668	825,435,668	128,463,731	203,247,512	742,048,334	860,529,818
End of period	$978,782,770	$655,032,347	$221,670,678	$94,783,237	$782,780,552	$784,636,668	$133,169,788	$128,463,731	$734,969,369	$742,048,334
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-IV

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2019
and December 31, 2018

	MainStay VP Moderate Growth Allocation— Service Class		MainStay VP PIMCO Real Return— Service Class		MainStay VP T. Rowe Price Equity Income— Service Class		MainStay VP U.S. Government Money Market— Initial Class		American Funds IS Asset Allocation Fund— Class 4
	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018 (b)
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$16,269,564	$(2,022,658)	$3,086,910	$(832,361)	$782,644	$223,620	$(248,781)	$(1,146,238)	$253,020	$212,932
Net realized gain (loss) on investments	12,672,204	36,521,737	(5,597,600)	(5,796,270)	240,703	7,340,774	(646)	(5,551)	(129,466)	(145,879)
Realized gain distribution received	100,501,406	71,245,982	—	—	12,963,240	17,347,194	—	—	3,235,133	160,617
Change in unrealized appreciation (depreciation) on investments	127,729,014	(313,495,895)	17,556,298	(3,164,761)	22,074,430	(44,889,223)	3,317	5,546	6,886,649	(2,942,431)
Net increase (decrease) in net assets resulting from operations	257,172,188	(207,750,834)	15,045,608	(9,793,392)	36,061,017	(19,977,635)	(246,110)	(1,146,243)	10,245,336	(2,714,761)
Contributions and (Withdrawals):
Payments received from policyowners	11,514,727	35,855,818	17,194,830	13,803,042	1,122,701	999,414	10,344,287	13,112,132	15,020,435	6,550,926
Policyowners' surrenders	(182,334,831)	(164,045,529)	(28,108,098)	(21,883,323)	(18,027,415)	(19,355,253)	(104,770,040)	(82,286,205)	(3,818,964)	(1,388,850)
Policyowners' annuity and death benefits	(8,293,754)	(6,889,820)	(1,596,708)	(977,810)	(906,906)	(1,144,505)	(3,672,699)	(5,713,019)	(950,072)	(2,842)
Net transfers from (to) Fixed account	9,720,719	70,869,748	29,921,860	17,337,771	659,187	2,519,808	3,681,448	6,842,056	11,561,773	2,676,816
Transfers between Investment Divisions	(73,205,613)	(41,763,398)	14,980,450	1,104,160	(12,358,864)	(16,941,655)	33,447,946	117,268,607	22,082,019	31,028,689
Net contributions and (withdrawals)	(242,598,752)	(105,973,181)	32,392,334	9,383,840	(29,511,297)	(33,922,191)	(60,969,058)	49,223,571	43,895,191	38,864,739
Increase (decrease) in net assets	14,573,436	(313,724,015)	47,437,942	(409,552)	6,549,720	(53,899,826)	(61,215,168)	48,077,328	54,140,527	36,149,978
NET ASSETS:
Beginning of period	1,432,500,085	1,746,224,100	212,786,182	213,195,734	160,142,304	214,042,130	269,631,954	221,554,626	36,149,978	—
End of period	$1,447,073,521	$1,432,500,085	$260,224,124	$212,786,182	$166,692,024	$160,142,304	$208,416,786	$269,631,954	$90,290,505	$36,149,978

(b) For the period May 1, 2018 (commencement of Investment Division) through December 31, 2018.
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-IV

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2019
and December 31, 2018

	American Funds IS Blue Chip Income and Growth Fund— Class 4		American Funds IS Global Small Capitalization Fund— Class 4		American Funds IS Growth Fund— Class 4		American Funds IS New World Fund®— Class 4		BlackRock ® Global Allocation V.I. Fund— Class III
	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$651,693	$444,423	$(454,833)	$(405,347)	$(545,900)	$(272,193)	$(1,590,722)	$(1,421,619)	$(2,542,449)	$(4,923,662)
Net realized gain (loss) on investments	(1,264,550)	(107,798)	406,342	555,264	(583,910)	(529,311)	1,936,687	909,242	(1,308,496)	2,324,106
Realized gain distribution received	8,212,624	1,307,927	1,894,207	1,163,976	5,489,465	1,424,506	7,273,034	4,081,943	17,678,241	21,590,873
Change in unrealized appreciation (depreciation) on investments	10,485,066	(7,815,495)	5,938,204	(5,056,180)	8,629,120	(4,310,063)	37,060,521	(30,448,588)	52,829,192	(66,035,333)
Net increase (decrease) in net assets resulting from operations	18,084,833	(6,170,943)	7,783,920	(3,742,287)	12,988,775	(3,687,061)	44,679,520	(26,879,022)	66,656,488	(47,044,016)
Contributions and (Withdrawals):
Payments received from policyowners	26,954,693	18,720,714	3,612,589	3,766,175	12,589,040	9,456,617	17,584,035	19,378,846	6,329,801	12,000,248
Policyowners' surrenders	(4,937,177)	(1,772,800)	(2,021,402)	(1,512,735)	(3,034,553)	(1,168,608)	(11,650,860)	(9,956,010)	(51,272,897)	(42,831,493)
Policyowners' annuity and death benefits	(202,978)	(26,286)	(45,852)	(41,966)	(364,898)	(88,935)	(722,121)	(587,800)	(2,953,192)	(3,447,089)
Net transfers from (to) Fixed account	42,684,946	17,734,005	2,398,106	4,210,839	10,884,531	7,192,982	26,810,676	24,622,371	5,848,751	22,336,934
Transfers between Investment Divisions	15,621,264	27,551,388	(660,121)	2,259,980	8,026,873	20,523,274	(11,242,979)	15,804,745	(19,787,409)	(10,245,752)
Net contributions and (withdrawals)	80,120,748	62,207,021	3,283,320	8,682,293	28,100,993	35,915,330	20,778,751	49,262,152	(61,834,946)	(22,187,152)
Increase (decrease) in net assets	98,205,581	56,036,078	11,067,240	4,940,006	41,089,768	32,228,269	65,458,271	22,383,130	4,821,542	(69,231,168)
NET ASSETS:
Beginning of period	57,902,294	1,866,216	25,563,898	20,623,892	33,800,273	1,572,004	159,078,999	136,695,869	449,288,949	518,520,117
End of period	$156,107,875	$57,902,294	$36,631,138	$25,563,898	$74,890,041	$33,800,273	$224,537,270	$159,078,999	$454,110,491	$449,288,949
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-IV

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2019
and December 31, 2018

	BlackRock ® High Yield V.I. Fund— Class III		BNY Mellon IP Technology Growth Portfolio— Service Shares		ClearBridge Variable Appreciation Portfolio— Class II		Columbia Variable Portfolio— Commodity Strategy Fund— Class 2		Columbia Variable Portfolio— Emerging Markets Bond Fund— Class 2
	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$5,850,115	$4,859,182	$(4,524,703)	$(4,238,425)	$(19,649)	$54,170	$(50,399)	$(132,022)	$3,410,657	$1,649,680
Net realized gain (loss) on investments	(213,084)	(255,699)	9,135,359	20,286,832	107,907	44,072	(321,729)	(139,089)	(11,485)	(91,683)
Realized gain distribution received	—	—	35,709,010	14,346,318	2,671,040	571,055	—	—	—	—
Change in unrealized appreciation (depreciation) on investments	14,380,940	(11,774,460)	21,392,344	(41,897,749)	4,807,958	(1,716,143)	858,440	(1,164,091)	5,727,684	(7,788,120)
Net increase (decrease) in net assets resulting from operations	20,017,971	(7,170,977)	61,712,010	(11,503,024)	7,567,256	(1,046,846)	486,312	(1,435,202)	9,126,856	(6,230,123)
Contributions and (Withdrawals):
Payments received from policyowners	17,227,596	12,561,343	20,640,420	28,008,110	11,051,297	5,987,382	845,159	407,230	16,809,284	14,084,456
Policyowners' surrenders	(10,446,318)	(8,346,691)	(25,577,490)	(22,759,612)	(1,774,452)	(336,508)	(788,706)	(598,118)	(5,955,512)	(4,005,096)
Policyowners' annuity and death benefits	(1,075,532)	(541,715)	(1,119,198)	(588,943)	(195,557)	(5,072)	—	(79,510)	(280,151)	(201,709)
Net transfers from (to) Fixed account	17,811,368	17,162,111	18,823,948	19,808,316	15,013,647	5,024,304	397,376	502,918	29,346,088	18,607,339
Transfers between Investment Divisions	15,336,795	3,872,945	(8,787,719)	15,614,031	8,530,261	4,603,956	(135,541)	806,407	12,573,736	2,146,545
Net contributions and (withdrawals)	38,853,909	24,707,993	3,979,961	40,081,902	32,625,196	15,274,062	318,288	1,038,927	52,493,445	30,631,535
Increase (decrease) in net assets	58,871,880	17,537,016	65,691,971	28,578,878	40,192,452	14,227,216	804,600	(396,275)	61,620,301	24,401,412
NET ASSETS:
Beginning of period	144,909,279	127,372,263	258,518,250	229,939,372	15,777,892	1,550,676	7,974,670	8,370,945	79,954,893	55,553,481
End of period	$203,781,159	$144,909,279	$324,210,221	$258,518,250	$55,970,344	$15,777,892	$8,779,270	$7,974,670	$141,575,194	$79,954,893
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-IV

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2019
and December 31, 2018

	Columbia Variable Portfolio— Small Cap Value Fund— Class 2		Delaware VIP® Small Cap Value Series— Service Class		DWS Alternative Asset Allocation VIP— Class B		Fidelity ® VIP ContrafundSM Portfolio— Service Class 2		Fidelity ® VIP Emerging Markets Portfolio— Service Class 2
	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018 (b)
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$(1,079,780)	$(1,370,078)	$(103,158)	$(40,923)	$2,135,493	$(236,866)	$(14,508,564)	$(12,761,814)	$28,036	$2,661
Net realized gain (loss) on investments	(3,795,606)	573,946	(343,598)	(18,163)	(30,172)	(72,088)	3,636,552	26,935,293	60,731	(36,920)
Realized gain distribution received	8,088,160	15,564,966	759,085	128,116	—	—	121,952,293	89,716,060	—	—
Change in unrealized appreciation (depreciation) on investments	12,873,890	(34,986,485)	1,922,915	(1,200,405)	14,989,177	(9,539,036)	151,979,244	(184,536,385)	2,948,644	(607,485)
Net increase (decrease) in net assets resulting from operations	16,086,664	(20,217,651)	2,235,244	(1,131,375)	17,094,498	(9,847,990)	263,059,525	(80,646,846)	3,037,411	(641,744)
Contributions and (Withdrawals):
Payments received from policyowners	3,290,376	5,373,167	3,264,950	2,503,174	30,655,056	23,469,036	33,053,027	49,044,482	4,790,278	3,387,447
Policyowners' surrenders	(9,604,234)	(9,949,035)	(1,020,131)	(103,252)	(7,793,330)	(3,741,156)	(83,795,344)	(76,683,964)	(709,249)	(103,325)
Policyowners' annuity and death benefits	(296,127)	(486,808)	(112,359)	(3,233)	(1,041,791)	(208,967)	(4,479,267)	(5,570,982)	(1,957)	—
Net transfers from (to) Fixed account	2,777,796	3,930,453	1,899,396	947,078	54,137,649	31,638,147	31,580,344	69,569,364	5,330,935	1,703,339
Transfers between Investment Divisions	(3,990,321)	98,778	3,531,058	3,551,490	16,608,745	12,397,624	(77,486,901)	(37,785,220)	1,397,747	2,704,202
Net contributions and (withdrawals)	(7,822,510)	(1,033,445)	7,562,914	6,895,257	92,566,329	63,554,684	(101,128,141)	(1,426,320)	10,807,754	7,691,663
Increase (decrease) in net assets	8,264,154	(21,251,096)	9,798,158	5,763,882	109,660,827	53,706,694	161,931,384	(82,073,166)	13,845,165	7,049,919
NET ASSETS:
Beginning of period	85,058,753	106,309,849	6,251,372	487,490	111,468,533	57,761,839	930,362,054	1,012,435,220	7,049,919	—
End of period	$93,322,907	$85,058,753	$16,049,530	$6,251,372	$221,129,360	$111,468,533	$1,092,293,438	$930,362,054	$20,895,084	$7,049,919

(b) For the period May 1, 2018 (commencement of Investment Division) through December 31, 2018.
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-IV

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2019
and December 31, 2018

	Fidelity ® VIP Equity-Income PortfolioSM— Service Class 2		Fidelity ® VIP FundsManager® 60% Portfolio— Service Class	Fidelity ® VIP Growth Opportunities Portfolio— Service Class 2		Fidelity ® VIP Health Care Portfolio— Service Class 2	Fidelity ® VIP International Index Portfolio— Service Class 2
	2019	2018	2019 (c)	2019	2018	2019 (c)	2019 (c)
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$680,299	$921,887	$36,104	$(3,337,176)	$(1,882,725)	$(56,602)	$40,576
Net realized gain (loss) on investments	(1,017,289)	474,867	4,308	9,623,099	1,735,191	33,097	2,205
Realized gain distribution received	9,688,179	5,770,849	1,683	14,428,510	5,612,727	1,186	5,557
Change in unrealized appreciation (depreciation) on investments	27,043,766	(20,693,182)	228,433	39,767,986	2,072,862	1,714,123	146,505
Net increase (decrease) in net assets resulting from operations	36,394,955	(13,525,579)	270,528	60,482,419	7,538,055	1,691,804	194,843
Contributions and (Withdrawals):
Payments received from policyowners	20,249,565	14,782,675	1,744,097	28,483,729	17,621,597	3,670,871	1,301,800
Policyowners' surrenders	(14,832,785)	(12,946,894)	(39,833)	(13,508,015)	(6,674,446)	(1,037,732)	(95,674)
Policyowners' annuity and death benefits	(734,114)	(856,587)	—	(206,304)	(187,743)	—	—
Net transfers from (to) Fixed account	32,059,742	13,148,286	860,810	24,085,387	13,167,473	2,758,544	246,348
Transfers between Investment Divisions	8,328,938	1,167,180	2,999,697	29,743,077	19,182,400	8,185,066	1,260,891
Net contributions and (withdrawals)	45,071,346	15,294,660	5,564,771	68,597,874	43,109,281	13,576,749	2,713,365
Increase (decrease) in net assets	81,466,301	1,769,081	5,835,299	129,080,293	50,647,336	15,268,553	2,908,208
NET ASSETS:
Beginning of period	127,555,247	125,786,166	—	137,053,168	86,405,832	—	—
End of period	$209,021,548	$127,555,247	$5,835,299	$266,133,461	$137,053,168	$15,268,553	$2,908,208

(c) For the period May 1, 2019 (commencement of Investment Division) through December 31, 2019.
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-IV

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2019
and December 31, 2018

	Fidelity ® VIP Mid Cap Portfolio— Service Class 2		Invesco V.I. American Value Fund— Series II Shares		Invesco V.I. International Growth Fund— Series II Shares		Janus Henderson Enterprise Portfolio— Service Shares		Janus Henderson Global Research Portfolio— Service Shares
	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$(1,773,511)	$(2,703,091)	$(455,336)	$(554,854)	$(609,986)	$319,521	$(769,471)	$(236,854)	$(436,272)	$(339,608)
Net realized gain (loss) on investments	(4,460,511)	5,936,715	(1,538,037)	326,810	2,568,305	590,798	339,401	(64,042)	4,500,422	4,949,035
Realized gain distribution received	25,780,948	22,225,674	3,101,406	5,933,282	11,211,375	1,298,051	2,912,903	702,924	4,741,640	—
Change in unrealized appreciation (depreciation) on investments	23,489,227	(64,569,005)	7,147,536	(11,590,986)	27,423,010	(33,797,104)	9,755,453	(3,174,377)	9,562,544	(10,672,026)
Net increase (decrease) in net assets resulting from operations	43,036,153	(39,109,707)	8,255,569	(5,885,748)	40,592,704	(31,588,734)	12,238,286	(2,772,349)	18,368,334	(6,062,599)
Contributions and (Withdrawals):
Payments received from policyowners	$8,894,753	$13,690,605	$1,400,854	$1,674,657	$3,666,212	$9,702,087	$13,514,720	$7,355,282	$6,234,001	$4,913,018
Policyowners' surrenders	(29,058,309)	(29,929,637)	(3,481,805)	(3,660,080)	(10,975,696)	(10,696,541)	(3,645,712)	(724,871)	(8,363,148)	(7,039,733)
Policyowners' annuity and death benefits	(909,387)	(1,152,067)	(72,465)	(205,871)	(632,232)	(783,969)	(74,772)	(14,599)	(211,892)	(233,014)
Net transfers from (to) Fixed account	7,522,451	8,579,941	1,652,164	2,078,988	3,413,044	20,020,307	8,551,348	3,023,672	6,704,664	3,000,110
Transfers between Investment Divisions	(15,110,943)	(4,204,664)	(289,808)	(524,162)	(18,280,594)	9,060,013	15,601,759	20,650,119	(1,492,662)	(3,487,659)
Net contributions and (withdrawals)	(28,661,435)	(13,015,822)	(791,060)	(636,468)	(22,809,266)	27,301,897	33,947,343	30,289,603	2,870,963	(2,847,278)
Increase (decrease) in net assets	14,374,718	(52,125,529)	7,464,509	(6,522,216)	17,783,438	(4,286,837)	46,185,629	27,517,254	21,239,297	(8,909,877)
NET ASSETS:
Beginning of period	207,798,276	259,923,805	35,968,920	42,491,136	162,589,828	166,876,665	29,172,405	1,655,151	67,307,224	76,217,101
End of period	$222,172,994	$207,798,276	$43,433,429	$35,968,920	$180,373,266	$162,589,828	$75,358,034	$29,172,405	$88,546,521	$67,307,224
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-IV

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2019
and December 31, 2018

	MFS ® International Intrinsic Value Portfolio— Service Class		MFS ® Investors Trust Series— Service Class		MFS ® Research Series— Service Class		Morgan Stanley VIF U.S. Real Estate Portfolio— Class II		Neuberger Berman AMT Mid Cap Growth Portfolio— Class S
	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$(85,108)	$(163,052)	$(2,744,638)	$(2,297,053)	$(1,155,703)	$(689,963)	$77,782	$875,990	$(4,070,475)	$(3,869,744)
Net realized gain (loss) on investments	220,309	99,647	883,521	471,261	102,683	167,524	526,002	1,348,201	5,392,452	2,368,749
Realized gain distribution received	2,218,564	293,430	14,019,421	8,387,097	11,860,568	6,939,064	3,327,829	—	20,198,371	19,465,534
Change in unrealized appreciation (depreciation) on investments	10,496,142	(4,099,227)	44,578,102	(21,456,386)	15,263,741	(11,878,841)	9,373,922	(10,729,704)	46,346,380	(37,569,687)
Net increase (decrease) in net assets resulting from operations	12,849,907	(3,869,202)	56,736,406	(14,895,081)	26,071,289	(5,462,216)	13,305,535	(8,505,513)	67,866,728	(19,605,148)
Contributions and (Withdrawals):
Payments received from policyowners	15,435,295	12,606,717	20,650,632	21,090,095	18,488,895	13,216,824	4,229,851	3,706,786	10,687,261	14,858,337
Policyowners' surrenders	(4,434,370)	(1,693,375)	(12,221,027)	(9,994,745)	(6,121,095)	(4,232,809)	(7,236,173)	(8,188,316)	(19,807,352)	(16,934,839)
Policyowners' annuity and death benefits	(155,193)	(54,665)	(581,976)	(332,967)	(206,458)	(182,609)	(256,703)	(807,755)	(1,637,620)	(1,065,433)
Net transfers from (to) Fixed account	25,232,274	11,045,577	32,591,526	29,735,226	30,512,306	11,940,902	3,019,547	3,149,669	8,506,380	18,426,383
Transfers between Investment Divisions	4,744,690	11,239,237	(8,497,026)	(1,460,503)	4,889,142	5,919,875	1,246,090	(13,815,836)	(6,433,433)	(1,478,145)
Net contributions and (withdrawals)	40,822,696	33,143,491	31,942,129	39,037,106	47,562,790	26,662,183	1,002,612	(15,955,452)	(8,684,764)	13,806,303
Increase (decrease) in net assets	53,672,603	29,274,289	88,678,535	24,142,025	73,634,079	21,199,967	14,308,147	(24,460,965)	59,181,964	(5,798,845)
NET ASSETS:
Beginning of period	39,334,859	10,060,570	183,162,191	159,020,166	68,577,865	47,377,898	78,866,941	103,327,906	222,624,650	228,423,495
End of period	$93,007,462	$39,334,859	$271,840,726	$183,162,191	$142,211,944	$68,577,865	$93,175,088	$78,866,941	$281,806,614	$222,624,650
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-IV

Statement of Changes in Net Assets (Continued)
For the years ended December 31, 2019
and December 31, 2018

	PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)— Advisor Class		PIMCO VIT Low Duration Portfolio— Advisor Class		PIMCO VIT Total Return Portfolio— Advisor Class		Victory VIF Diversified Stock Fund— Class A Shares
	2019	2018	2019	2018	2019	2018	2019	2018
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$(246,513)	$(2,023,528)	$723,478	$37,455	$4,735,312	$2,304,032	$(141,886)	$(190,393)
Net realized gain (loss) on investments	731,556	217,912	(7,081)	(530,152)	(651,857)	(1,200,432)	(691,372)	269,553
Realized gain distribution received	2,517,789	1,166,709	—	—	—	4,413,028	800,795	2,774,052
Change in unrealized appreciation (depreciation) on investments	15,026,204	1,404,512	856,797	(465,143)	20,254,954	(13,344,887)	3,382,709	(5,211,161)
Net increase (decrease) in net assets resulting from operations	18,029,036	765,605	1,573,194	(957,840)	24,338,409	(7,828,259)	3,350,246	(2,357,949)
Contributions and (Withdrawals):
Payments received from policyowners	10,134,286	16,876,578	3,295,521	5,872,292	31,833,907	26,546,681	71,029	51,554
Policyowners' surrenders	(23,314,406)	(22,702,684)	(7,292,111)	(7,860,286)	(25,321,183)	(21,103,292)	(1,469,710)	(2,143,953)
Policyowners' annuity and death benefits	(2,178,283)	(2,009,226)	(551,108)	(175,595)	(2,179,679)	(1,753,114)	(95,734)	(69,652)
Net transfers from (to) Fixed account	15,376,231	34,731,250	2,870,273	13,093,548	48,266,670	44,842,629	61,346	63,042
Transfers between Investment Divisions	4,573,651	(17,292,439)	9,552,568	5,982,663	30,538,724	1,362,153	(1,125,276)	(859,159)
Net contributions and (withdrawals)	4,591,479	9,603,479	7,875,143	16,912,622	83,138,439	49,895,057	(2,558,345)	(2,958,168)
Increase (decrease) in net assets	22,620,515	10,369,084	9,448,337	15,954,782	107,476,848	42,066,798	791,901	(5,316,117)
NET ASSETS:
Beginning of period	354,997,379	344,628,295	73,080,928	57,126,146	363,802,173	321,735,375	13,495,808	18,811,925
End of period	$377,617,894	$354,997,379	$82,529,265	$73,080,928	$471,279,021	$363,802,173	$14,287,709	$13,495,808
Not all investment divisions are available under all policies.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NYLIAC Variable Annuity Separate Account-IV

Notes to Financial Statements

NOTE 1—Organization and Significant Accounting Policies:

NYLIAC Variable Annuity Separate Account-IV (the “Separate Account”) was established on June 10, 2003, under Delaware law by New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“NYLIC”). The Separate Account funds Series I policies (New York Life Elite Variable Annuity, New York Life Premium Plus Elite Variable Annuity and New York Life Longevity Benefit Variable Annuity), Series II policies (New York Life Premier Variable Annuity), Series III policies (New York Life Premier Plus Variable Annuity), Series IV policies (New York Life Flexible Premium Variable Annuity II), Series V policies (New York Life Premier Variable Annuity II), Series VI policies (New York Life Premier Plus Variable Annuity II), Series VII policies (New York Life Flexible Premium Variable Annuity III) and Series VIII policies (New York Life Premier Variable Annuity - FP Series). Effective July 27, 2009, sales of the New York Life Longevity Benefit Variable Annuity were discontinued. Effective August 16, 2010, sales of the New York Life Elite Variable Annuity and New York Life Premium Plus Elite Variable Annuity were discontinued. Effective May 1, 2016, sales of the Series II policies (New York Life Premier Variable Annuity), Series III policies (New York Life Premier Plus Variable Annuity) and Series IV policies (New York Life Flexible Premium Variable Annuity II) were discontinued.
NYLIAC established the Separate Account to receive and invest premium payments under Non-Qualified Deferred and Tax-Qualified Deferred Flexible Premium Variable Retirement Annuity Policies (“the policies”) issued by NYLIAC. The Non-Qualified policies are designed to establish retirement benefits to provide individuals with supplemental retirement income. The Tax-Qualified policies are designed to establish retirement benefits for individuals who participate in tax-qualified pension, profit sharing or annuity plans. The policies are distributed by NYLIFE Distributors LLC and sold by registered representatives of NYLIFE Securities LLC, as well as certain banking and financial institutions that have entered into selling agreements with NYLIAC and registered representatives of unaffiliated broker-dealers. NYLIFE Securities LLC and NYLIFE Distributors LLC are both indirect, wholly-owned subsidiaries of NYLIC. The Separate Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust that follows the accounting and reporting guidance under ASC 946.
The assets of the Separate Account are invested in shares of eligible portfolios of the MainStay VP Funds Trust, the AIM Variable Insurance Funds, the American Funds Insurance Series®, the BlackRock® Variable Series Funds, Inc., the BlackRock® Variable Series Funds II, Inc., the BNY Mellon Investment Portfolios, the Columbia Funds Variable Insurance Trust, the Columbia Funds Variable Series Trust II, the Delaware VIP® Trust, the Deutsche DWS Variable Series II, the Fidelity® Variable Insurance Products Fund, the Janus Aspen Series, the Legg Mason Partners Variable Equity Trust, the MFS® Variable Insurance Trust, the MFS® Variable Insurance Trust II, the Morgan Stanley Variable Insurance Fund, Inc., the Neuberger Berman Advisers Management Trust, the PIMCO Variable Insurance Trust, and the Victory Variable Insurance Funds (collectively “Funds”). These assets are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct. The Fixed Account and the Dollar Cost Averaging (DCA) Advantage Account represent a portion of the general account assets of NYLIAC and are not included in this report. NYLIAC’s Fixed Account and the DCA Advantage Account may be charged with liabilities arising out of other business NYLIAC may conduct.
The following Investment Divisions, with their respective Fund portfolios, are available in the Separate Account:

MainStay VP Balanced—Service Class
MainStay VP Bond—Service Class
MainStay VP Conservative Allocation—Service Class
MainStay VP Cushing® Renaissance Advantage—Service Class
MainStay VP Eagle Small Cap Growth—Initial Class
MainStay VP Eagle Small Cap Growth—Service Class
MainStay VP Emerging Markets Equity—Service Class
MainStay VP Epoch U.S. Equity Yield—Service Class
MainStay VP Fidelity Institutional AM® Utilities—Service Class
MainStay VP Floating Rate—Service Class
MainStay VP Growth Allocation—Service Class
MainStay VP Income Builder—Service Class
MainStay VP Indexed Bond—Service Class
MainStay VP IQ Hedge Multi-Strategy—Service Class
MainStay VP Janus Henderson Balanced—Initial Class
MainStay VP Janus Henderson Balanced—Service Class
MainStay VP Large Cap Growth—Service Class
MainStay VP MacKay Common Stock—Service Class
MainStay VP MacKay Convertible—Service Class
MainStay VP MacKay Government—Service Class
MainStay VP MacKay Growth—Service Class
MainStay VP MacKay High Yield Corporate Bond—Service Class

NYLIAC Variable Annuity Separate Account-IV

Notes to Financial Statements (Continued)

NOTE 1—Organization and Significant Accounting Policies (Continued):

MainStay VP MacKay International Equity—Service Class
MainStay VP MacKay Mid Cap Core—Service Class
MainStay VP MacKay S&P 500 Index—Service Class
MainStay VP MacKay Small Cap Core—Service Class
MainStay VP MacKay Unconstrained Bond—Service Class
MainStay VP Mellon Natural Resources—Initial Class
MainStay VP Moderate Allocation—Service Class
MainStay VP Moderate Growth Allocation—Service Class
MainStay VP PIMCO Real Return—Service Class
MainStay VP T. Rowe Price Equity Income—Service Class
MainStay VP U.S. Government Money Market—Initial Class
American Funds IS Asset Allocation Fund—Class 4
American Funds IS Blue Chip Income and Growth Fund—Class 4
American Funds IS Global Small Capitalization Fund—Class 4
American Funds IS Growth Fund—Class 4
American Funds IS New World Fund®—Class 4
BlackRock® Global Allocation V.I. Fund—Class III
BlackRock® High Yield V.I. Fund—Class III
BNY Mellon IP Technology Growth Portfolio—Service Shares (formerly Dreyfus IP Technology Growth Portfolio—Service Shares)
ClearBridge Variable Appreciation Portfolio—Class II
Columbia Variable Portfolio—Commodity Strategy Fund—Class 2
Columbia Variable Portfolio—Emerging Markets Bond Fund—Class 2
Columbia Variable Portfolio—Small Cap Value Fund—Class 2
Delaware VIP® Small Cap Value Series—Service Class
DWS Alternative Asset Allocation VIP—Class B
Fidelity® VIP ContrafundSM Portfolio—Service Class 2
Fidelity® VIP Emerging Markets Portfolio—Service Class 2
Fidelity® VIP Equity-Income PortfolioSM—Service Class 2
Fidelity® VIP FundsManager® 60% Portfolio—Service Class
Fidelity® VIP Growth Opportunities Portfolio—Service Class 2
Fidelity® VIP Health Care Portfolio—Service Class 2
Fidelity® VIP International Index Portfolio—Service Class 2
Fidelity® VIP Mid Cap Portfolio—Service Class 2
Invesco V.I. American Value Fund—Series II Shares
Invesco V.I. International Growth Fund—Series II Shares
Janus Henderson Enterprise Portfolio—Service Shares
Janus Henderson Global Research Portfolio—Service Shares
MFS® International Intrinsic Value Portfolio—Service Class (formerly MFS® International Value Portfolio—Service Class)
MFS® Investors Trust Series—Service Class
MFS® Research Series—Service Class
Morgan Stanley VIF U.S. Real Estate Portfolio—Class II
Neuberger Berman AMT Mid Cap Growth Portfolio—Class S
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)—Advisor Class
PIMCO VIT Low Duration Portfolio—Advisor Class
PIMCO VIT Total Return Portfolio—Advisor Class
Victory VIF Diversified Stock Fund—Class A Shares
  ______________
Not all investment options are available under all policies.

New investments in the MainStay VP Emerging Markets Equity, MainStay VP MacKay Growth, MainStay VP T. Rowe Price Equity Income and Victory VIF Diversified Stock Investment Divisions are restricted to those policies already invested in these Investment Divisions.

On May 1, 2019, the Service Class shares of the MainStay VP Epoch U.S. Small Cap Portfolio were merged into the Service Class shares of the MainStay VP MacKay Small Cap Core Portfolio.

NYLIAC Variable Annuity Separate Account-IV

Notes to Financial Statements (Continued)

NOTE 1—Organization and Significant Accounting Policies (Continued):

For all policies within Series I, II, III, IV, V, VI, VII and VIII initial premium payments are allocated to the Investment Divisions, Fixed Account and/or DCA Advantage Account within two business days after receipt. Subsequent premium payments for flexible premium policies are generally allocated to the Investment Divisions, Fixed Account and/or DCA Advantage Account at the close of the business day they are received in accordance with the policyowner’s allocation instructions. In those states where NYLIAC offered a single premium version of the Series I, II and III policies, only one premium payment was permitted. In addition, the policyowner has the option to transfer amounts between the Investment Divisions of the Separate Account or from the DCA Advantage Account into the Investment
Divisions. The policyowner may also transfer interest earned on monies in the Fixed Account into the Investment Divisions of the Separate Account. On the accompanying Statement of Changes in Net Assets, all references to the Fixed Account include the Fixed Account and the DCA Advantage Account.
No Federal income tax is payable on investment income or capital gains of the Separate Account under current Federal income tax law.
Security Valuation—The investments are valued at the net asset value (“NAV”) of shares of the respective Fund portfolios.
Security Transactions—Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).
Distributions Received—Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding Fund portfolio.
The authoritative guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance also establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement.
The levels of the fair value hierarchy are based on the inputs to the valuation as follows:
Level 1—Fair value is based on unadjusted quoted prices for identical assets or liabilities in an active market. Active markets are defined as a market in which many transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
Level 2—Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data for substantially the full term of the asset.
Level 3—Instruments whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs reflect management’s own assumptions in pricing the asset or liability.
Investment in the mutual funds represent open-end mutual funds in which the valuation is based on the aggregate NAV of the shares held at the valuation date, which represents fair value, and are classified as level 1.
The amounts shown as net receivable from (payable to) NYLIAC on the Statement of Assets and Liabilities reflect transactions that occurred on the last business day of the reporting period. These amounts will be deposited to or withdrawn from the separate account in accordance with the policyowners’ instructions on the first business day subsequent to the close of the period presented. The amounts shown as net receivable from (payable to) the Fund for shares sold or purchased represent unsettled trades.
The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
Each Investment Division of the Separate Account indirectly bears exposure to the market, credit and liquidity risks of the Fund portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Fund portfolios.

NYLIAC Variable Annuity Separate Account-IV

Notes to Financial Statements (Continued)

NOTE 2—Purchases and Sales (in 000’s):

The cost of purchases and proceeds from sale of investments for the year ended December 31, 2019 were as follows:

	Purchases	Sales
MainStay VP Balanced—Service Class	$28,842	$37,523
MainStay VP Bond—Service Class	96,149	27,792
MainStay VP Conservative Allocation—Service Class	56,911	96,124
MainStay VP Cushing® Renaissance Advantage—Service Class	4,926	5,057
MainStay VP Eagle Small Cap Growth—Initial Class	4,187	9,247
MainStay VP Eagle Small Cap Growth—Service Class	32,879	15,668
MainStay VP Emerging Markets Equity—Service Class	1,988	19,927
MainStay VP Epoch U.S. Equity Yield—Service Class	33,784	54,424
MainStay VP Epoch U.S. Small Cap—Service Class	20,255	136,388
MainStay VP Fidelity Institutional AM® Utilities—Service Class	65,146	127,671
MainStay VP Floating Rate—Service Class	74,655	98,814
MainStay VP Growth Allocation—Service Class	86,849	98,608
MainStay VP Income Builder—Service Class	51,679	32,332
MainStay VP Indexed Bond—Service Class	61,759	4,672
MainStay VP IQ Hedge Multi-Strategy—Service Class	10,377	31,219
MainStay VP Janus Henderson Balanced—Initial Class	1,634	5,155
MainStay VP Janus Henderson Balanced—Service Class	117,089	74,867
MainStay VP Large Cap Growth—Service Class	147,560	73,322
MainStay VP MacKay Common Stock—Service Class	42,135	31,983
MainStay VP MacKay Convertible—Service Class	113,447	49,411
MainStay VP MacKay Government—Service Class	57,153	28,542
MainStay VP MacKay Growth—Service Class	3,091	5,320
MainStay VP MacKay High Yield Corporate Bond—Service Class	272,068	177,226
MainStay VP MacKay International Equity—Service Class	52,810	34,017
MainStay VP MacKay Mid Cap Core—Service Class	89,797	31,859
MainStay VP MacKay S&P 500 Index—Service Class	193,476	68,486
MainStay VP MacKay Small Cap Core—Service Class	158,077	33,184
MainStay VP MacKay Unconstrained Bond—Service Class	48,400	76,214
MainStay VP Mellon Natural Resources—Initial Class	11,167	26,086
MainStay VP Moderate Allocation—Service Class	69,763	150,658
MainStay VP Moderate Growth Allocation—Service Class	153,805	280,087
MainStay VP PIMCO Real Return—Service Class	63,204	27,678
MainStay VP T. Rowe Price Equity Income—Service Class	17,713	33,542
MainStay VP U.S. Government Money Market—Initial Class	115,459	176,685
American Funds IS Asset Allocation Fund—Class 4	57,976	10,486
American Funds IS Blue Chip Income and Growth Fund—Class 4	96,919	7,765
American Funds IS Global Small Capitalization Fund—Class 4	9,328	4,599
American Funds IS Growth Fund—Class 4	41,294	8,181
American Funds IS New World Fund®—Class 4	40,884	14,364
BlackRock® Global Allocation V.I. Fund—Class III	31,151	77,971
BlackRock® High Yield V.I. Fund—Class III	59,515	14,953
BNY Mellon IP Technology Growth Portfolio—Service Shares	73,526	38,323
ClearBridge Variable Appreciation Portfolio—Class II	37,749	2,415
Columbia Variable Portfolio—Commodity Strategy Fund—Class 2	2,455	2,188
Columbia Variable Portfolio—Emerging Markets Bond Fund—Class 2	59,960	3,973
Columbia Variable Portfolio—Small Cap Value Fund—Class 2	18,299	19,139
Delaware VIP® Small Cap Value Series—Service Class	13,094	4,860
DWS Alternative Asset Allocation VIP—Class B	98,667	3,785
Fidelity® VIP ContrafundSM Portfolio—Service Class 2	158,701	152,490
Fidelity® VIP Emerging Markets Portfolio—Service Class 2	13,092	2,232

NYLIAC Variable Annuity Separate Account-IV

Notes to Financial Statements (Continued)

NOTE 2—Purchases and Sales (in 000’s) (Continued):

	Purchases	Sales
Fidelity® VIP Equity-Income PortfolioSM—Service Class 2	$70,620	$15,098
Fidelity® VIP FundsManager® 60% Portfolio—Service Class	5,897	289
Fidelity® VIP Growth Opportunities Portfolio—Service Class 2	111,698	31,852
Fidelity® VIP Health Care Portfolio—Service Class 2	14,954	1,420
Fidelity® VIP International Index Portfolio—Service Class 2	3,012	250
Fidelity® VIP Mid Cap Portfolio—Service Class 2	43,512	48,218
Invesco V.I. American Value Fund—Series II Shares	9,545	7,693
Invesco V.I. International Growth Fund—Series II Shares	16,493	28,729
Janus Henderson Enterprise Portfolio—Service Shares	41,147	4,987
Janus Henderson Global Research Portfolio—Service Shares	20,346	13,161
MFS® International Intrinsic Value Portfolio—Service Class	48,582	5,537
MFS® Investors Trust Series—Service Class	55,497	12,200
MFS® Research Series—Service Class	63,889	5,522
Morgan Stanley VIF U.S. Real Estate Portfolio—Class II	15,428	11,034
Neuberger Berman AMT Mid Cap Growth Portfolio—Class S	42,342	34,887
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)—Advisor Class	36,376	29,540
PIMCO VIT Low Duration Portfolio—Advisor Class	24,277	15,670
PIMCO VIT Total Return Portfolio—Advisor Class	105,906	17,932
Victory VIF Diversified Stock Fund—Class A Shares	1,064	2,968
Total	$3,901,429	$2,834,499

NYLIAC Variable Annuity Separate Account-IV

Notes to Financial Statements (Continued)

NOTE 3—Expenses and Related Party Transactions:

New York Life Investment Management LLC (“New York Life Investments”) provides investment advisory services to the MainStay VP Funds Trust, for a fee. New York Life Investments retains several sub-advisors, including, Candriam Belgium S.A. (“Candriam Belgium”), Cushing® Asset Management, LP (“Cushing”), Eagle Asset Management, Inc. (“Eagle”), Epoch Investment Partners, Inc. (“Epoch”), FIAM LLC ("FIAM"), IndexIQ Advisors LLC ("IndexIQ Advisors"), Janus Capital Management LLC (“Janus Capital”), MacKay Shields LLC (“MacKay”), Mellon Investments Corporation ("Mellon"), New York Life Investors LLC (“NYLI ”), Pacific Investment Management Company LLC (“PIMCO”), T. Rowe Price Associates, Inc. (“T. Rowe Price”), and Winslow Capital Management Inc. (“Winslow Capital”) to provide investment advisory services to certain portfolios of the MainStay VP Funds Trust.
New York Life Investments, MacKay, IndexIQ Advisors and NYLI are all indirect, wholly-owned subsidiaries of NYLIC. Candriam Belgium is a part of Candriam Investors Group. Capital Research and Management is a wholly-owned subsidiary of The Capital Group Companies, Inc. Clearbridge is a wholly-owned subsidiary of Legg Mason, Inc. Cushing is a wholly-owned subsidiary of Swank Capital. Eagle is a wholly-owned subsidiary of Raymond James Financial, Inc. Epoch is an indirect, wholly-owned subsidiary of Toronto Dominion Bank. FIAM is an indirectly held subsidiary of FMR LLC. Janus Capital is a wholly-owned subsidiary of Janus Henderson Group, Plc, doing business as Janus Henderson Investors. Mellon is a specialist multi-asset investment manager formed by the combination of certain Bank of New York Mellon affiliated investment management firms. PIMCO is a majority owned subsidiary of Allianz Asset Management of America L.P. Winslow Capital is a wholly-owned subsidiary of Nuveen Investments, Inc. T. Rowe Price is an independent investment advisory firm.
Effective February 28, 2020, the portfolio managers from Cushing, subadvisors to the MainStay VP Cushing® Renaissance Advantage Portfolio, will be replaced by CBRE Clarion Securities, LLC. The fund will also be renamed as the MainStay VP CBRE Global Infrastructure Portfolio.
NYLIAC deducts a surrender charge on certain partial withdrawals from and surrenders of Series I, II, III, IV, V, VI, VII and VIII policies, depending on the length of time a premium payment is in the policy before it is withdrawn. For New York Life Elite Variable Annuity policies, which are part of Series I, this charge is 8% during the first three payment years and declines by 1% per year for each additional payment year, until the eighth payment year, after which no charge is made. In those states where NYLIAC offered a single premium version of New York Life Elite Variable Annuity the surrender charge was lower. For New York Life Premium Plus Elite Variable Annuity and New York Life Longevity Benefit Variable Annuity policies, which are also part of Series I, this charge is 8% during the first three payment years and declines to 7% in the fourth payment year, 6% in the fifth payment year, 5% in the sixth payment year, 4% in the seventh payment year and 3% in the eighth, ninth and tenth payment year, after which no charge is made. In those states where NYLIAC offered a single premium version of the New York Life Premium Plus Elite Variable Annuity the surrender charge was lower. For New York Life Premier Variable Annuity policies which are part of Series II, this charge is 8% during the first payment year and declines by 1% per year for each additional payment year, until the seventh payment year, after which no charge is made. For New York Life Premier Plus Variable Annuity policies which are part of Series III, this charge is 8% during the first two payment years and declines by 1% per year for each additional payment year, until the eighth payment year, after which no charge is made. For New York Life Flexible Premium Variable Annuity II policies, which are part of Series IV, this charge is 7% for the first three policy years and declines 1% per year for each additional policy year, until the ninth policy year, after which no charge is made. For New York Life Premier Variable Annuity II policies, which are part of Series V, this charge is 8% during the first payment year and declines by 1% per year for each additional payment year, until the seventh payment year, after which no charge is made. For New York Life Premier Plus Variable Annuity II policies, which are part of Series VI, this charge is 8% during the first two payment years and declines by 1% per year for each additional payment year, until the eighth payment year, after which no charge is made. For New York Life Flexible Premium Variable Annuity III policies, which are part of Series VII, this charge is 7% for the first three Policy Years and declines by 1% per year for each additional Policy Year, until the ninth Policy Year, after which no charge is made. For New York Life Premier Variable Annuity -FP Series policies, which are part of Series VIII, this charge is 8% during the first payment year and declines by 1% per year for each additional payment year, until the seventh payment year, after which no charge is made.
All surrender charges are recorded with policyowners’ surrenders in the accompanying Statement of Changes in Net Assets. Surrender charges are paid to NYLIAC.
For Series I, II, III, IV, V, VI, VII and VIII policies, NYLIAC also deducts an annual policy service charge from the policy’s accumulation value on each policy anniversary date and upon surrender, if on the policy anniversary and/or date of surrender, the accumulation value is less than $100,000 ($50,000 for Series IV and VII policies). This charge is $30 per policy.
Additionally, NYLIAC reserves the right to charge Series I, II, III, IV, V, VII, VII and VIII policies, $30 for each transfer in excess of 12 in any one policy year, subject to certain restrictions.
The policies are also subject to an annualized mortality and expense risk and administrative costs charge, which is deducted on a quarterly basis from the Investment Divisions by reducing the number of accumulation units. For Series I policies, this charge is 1.70%

NYLIAC Variable Annuity Separate Account-IV

Notes to Financial Statements (Continued)

NOTE 3—Expenses and Related Party Transactions (Continued):
for New York Life Elite Variable Annuity, 1.90% for New York Life Premium Plus Elite Variable Annuity and 1.35% for New York Life Longevity Benefit Variable Annuity; for Series II policies, this charge is 1.55% for New York Life Premier Variable Annuity; for Series III policies, this charge is 1.75% for New York Life Premier Plus Variable Annuity; for Series IV policies, this charge is 1.60% for the New York Life Flexible Premium Variable Annuity II, for Series V policies, this charge is 1.50% during the surrender charge period for the initial premium and 1.30% after the surrender charge period for the initial premium for policies applied for before May 1, 2016 and 1.30% during the surrender charge period for the initial premium and 1.10% after the surrender charge period for the initial premium for policies applied for on or after May 1, 2016, for New York Life Premier Variable Annuity II; for Series VI policies, this charge is 1.70% during the surrender charge period for the initial premium and 1.50% after the surrender charge period for the initial premium for policies applied for before May 1, 2016 and 1.60% during the surrender charge period for the initial premium and 1.40% after the surrender charge period for the initial premium for policies applied for on or after May 1, 2016, for New York Life Premier Plus Variable Annuity II; for Series VII policies, this charge is 1.55% during the surrender charge period for the initial premium and 1.35% after the surrender charge period for the initial premium for policies applied for before May 1, 2016 and 1.40% during the surrender charge period for the initial premium and 1.20% after the surrender charge period for the initial premium for policies applied for on or after May 1, 2016, for New York Life Flexible Premium Variable Annuity III, for Series VIII policies, this charge is 1.30% during the surrender charge period for the initial premium and 1.10% after the surrender charge period for the initial premium, for New York Life Premier Variable Annuity - FP Series, of the Adjusted Premium Payments allocated to the Investment Divisions, and is the same rate for each of the five periods presented in the Financial Highlights section, (including portions of the premium payment(s) transferred from the Fixed Account under the New York Life Premium Plus Elite Variable Annuity, New York Life Longevity Benefit Variable Annuity, New York Life Premier Variable Annuity, New York Life Premier Plus Variable Annuity and New York Life Flexible Premium Variable Annuity II, New York Life Premier Variable Annuity II, New York Life Premier Plus Variable Annuity II, New York Life Flexible Premium Variable Annuity III and New York Life Premier Variable Annuity - FP Series) and the DCA Advantage Account. In addition, a pro-rata portion of the charge will be deducted on the date the policy is surrendered and upon payment of any death benefit proceeds. The mortality and expense risk and administrative charges are recorded in the accompanying Statement of Operations.
In addition, New York Life Longevity Benefit Variable Annuity policies, which are part of Series I, are subject to a Longevity Benefit Charge. This charge is deducted each policy quarter by reducing the number of accumulation units in the Investment Divisions. On an annual basis, the charge equals 1.00% (0.25% quarterly) of the premium payment made to the policy.
Separate Account policyowners may pay certain Fund portfolio company operating expenses during the time they own their policy, which are reflected in the daily computation of NAVs for the Funds. NYLIAC may receive payment or compensation from the Funds resulting from certain of these operating expenses in connection with the administration, distribution and other services it provides to the Funds, some of whom may be affiliates of NYLIAC. Management Fees (which may include administration and/or advisory fees) range from 0.00% to 1.10%, distribution (12b-1) fees range from 0.00% to 0.30%, and other expenses range from 0.00% to 0.93%. These ranges are shown as a percentage of average net assets as of December 31, 2018, and approximate the ranges as of December 31, 2019.

NOTE 4—Distribution of Net Income:

The Separate Account does not expect to declare dividends to policyowners from accumulated net investment income and realized gains. The income and gains are distributed to policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits, transfers, or annuity payments) in excess of the net premium payments.

NYLIAC Variable Annuity Separate Account-IV

Notes to Financial Statements (Continued)

NOTE 5—Changes in Units Outstanding (in 000’s):

The changes in units outstanding for the years ended December 31, 2019 and 2018 were as follows:

	2019			2018
	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
MainStay VP Balanced—Service Class	1,207	(1,897)	(690)	1,383	(2,157)	(774)
MainStay VP Bond—Service Class	7,783	(1,905)	5,878	3,662	(2,700)	962
MainStay VP Conservative Allocation—Service Class	2,467	(5,422)	(2,955)	3,001	(5,609)	(2,608)
MainStay VP Cushing® Renaissance Advantage—Service Class	605	(613)	(8)	444	(530)	(86)
MainStay VP Eagle Small Cap Growth—Initial Class	27	(480)	(453)	19	(609)	(590)
MainStay VP Eagle Small Cap Growth—Service Class	1,533	(1,011)	522	1,800	(609)	1,191
MainStay VP Emerging Markets Equity—Service Class	117	(2,138)	(2,021)	671	(3,493)	(2,822)
MainStay VP Epoch U.S. Equity Yield—Service Class	1,063	(2,189)	(1,126)	1,128	(2,511)	(1,383)
MainStay VP Epoch U.S. Small Cap—Service Class	272	(6,651)	(6,379)	810	(1,067)	(257)
MainStay VP Fidelity Institutional AM® Utilities—Service Class	1,603	(7,421)	(5,818)	2,454	(9,311)	(6,857)
MainStay VP Floating Rate—Service Class	4,534	(7,127)	(2,593)	8,909	(5,740)	3,169
MainStay VP Growth Allocation—Service Class	811	(5,724)	(4,913)	6,242	(3,604)	2,638
MainStay VP Income Builder—Service Class	2,771	(1,585)	1,186	2,033	(2,881)	(848)
MainStay VP Indexed Bond—Service Class	5,864	(442)	5,422	2,563	(134)	2,429
MainStay VP IQ Hedge Multi-Strategy—Service Class	689	(3,614)	(2,925)	39,929	(1,249)	38,680
MainStay VP Janus Henderson Balanced—Initial Class	2	(264)	(262)	5	(291)	(286)
MainStay VP Janus Henderson Balanced—Service Class	5,166	(4,072)	1,094	5,642	(3,551)	2,091
MainStay VP Large Cap Growth—Service Class	4,495	(2,512)	1,983	7,809	(4,483)	3,326
MainStay VP MacKay Common Stock—Service Class	826	(1,467)	(641)	2,476	(2,503)	(27)
MainStay VP MacKay Convertible—Service Class	4,625	(2,055)	2,570	5,615	(1,475)	4,140
MainStay VP MacKay Government—Service Class	5,011	(2,352)	2,659	3,398	(2,301)	1,097
MainStay VP MacKay Growth—Service Class	26	(209)	(183)	40	(393)	(353)
MainStay VP MacKay High Yield Corporate Bond—Service Class	13,750	(8,765)	4,985	10,063	(12,060)	(1,997)
MainStay VP MacKay International Equity—Service Class	2,224	(1,850)	374	2,334	(1,658)	676
MainStay VP MacKay Mid Cap Core—Service Class	5,178	(988)	4,190	3,090	(1,531)	1,559
MainStay VP MacKay S&P 500 Index—Service Class	11,299	(2,509)	8,790	9,552	(2,300)	7,252
MainStay VP MacKay Small Cap Core—Service Class	10,816	(2,614)	8,202	902	(1,561)	(659)
MainStay VP MacKay Unconstrained Bond—Service Class	1,942	(6,154)	(4,212)	6,761	(8,315)	(1,554)
MainStay VP Mellon Natural Resources—Initial Class	1,639	(4,259)	(2,620)	1,820	(4,862)	(3,042)
MainStay VP Moderate Allocation—Service Class	1,474	(8,297)	(6,823)	5,075	(5,752)	(677)
MainStay VP Moderate Growth Allocation—Service Class	834	(13,710)	(12,876)	6,311	(9,848)	(3,537)
MainStay VP PIMCO Real Return—Service Class	5,266	(2,607)	2,659	3,135	(2,584)	551
MainStay VP T. Rowe Price Equity Income—Service Class	97	(1,852)	(1,755)	173	(2,219)	(2,046)
MainStay VP U.S. Government Money Market—Initial Class	21,284	(36,492)	(15,208)	36,100	(40,849)	(4,749)
American Funds IS Asset Allocation Fund—Class 4	4,997	(968)	4,029	3,986	(211)	3,775
American Funds IS Blue Chip Income and Growth Fund—Class 4	8,079	(713)	7,366	5,960	(141)	5,819
American Funds IS Global Small Capitalization Fund—Class 4	593	(372)	221	1,014	(336)	678
American Funds IS Growth Fund—Class 4	3,009	(685)	2,324	3,841	(671)	3,170
American Funds IS New World Fund®—Class 4	2,596	(1,177)	1,419	4,605	(649)	3,956
BlackRock® Global Allocation V.I. Fund—Class III	687	(5,835)	(5,148)	2,647	(4,677)	(2,030)
BlackRock® High Yield V.I. Fund—Class III	4,218	(1,243)	2,975	3,271	(1,318)	1,953
BNY Mellon IP Technology Growth Portfolio—Service Shares	2,033	(1,208)	825	4,535	(2,047)	2,488
ClearBridge Variable Appreciation Portfolio—Class II	2,696	(188)	2,508	1,363	(60)	1,303

NYLIAC Variable Annuity Separate Account-IV

Notes to Financial Statements (Continued)

NOTE 5—Changes in Units Outstanding (in 000’s) (Continued):

	2019			2018
	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Columbia Variable Portfolio—Commodity Strategy Fund—Class 2	303	(280)	23	356	(250)	106
Columbia Variable Portfolio—Emerging Markets Bond Fund—Class 2	4,586	(334)	4,252	3,320	(704)	2,616
Columbia Variable Portfolio—Small Cap Value Fund—Class 2	673	(944)	(271)	894	(659)	235
Delaware VIP® Small Cap Value Series—Service Class	1,215	(484)	731	708	(31)	677
DWS Alternative Asset Allocation VIP—Class B	8,698	(350)	8,348	6,284	(262)	6,022
Fidelity® VIP ContrafundSM Portfolio—Service Class 2	2,416	(6,218)	(3,802)	6,346	(3,502)	2,844
Fidelity® VIP Emerging Markets Portfolio—Service Class 2	1,329	(230)	1,099	882	(34)	848
Fidelity® VIP Equity-Income PortfolioSM—Service Class 2	4,181	(579)	3,602	2,483	(867)	1,616
Fidelity® VIP FundsManager® 60% Portfolio—Service Class	565	(28)	537	—	—	—
Fidelity® VIP Growth Opportunities Portfolio—Service Class 2	4,958	(1,572)	3,386	3,364	(818)	2,546
Fidelity® VIP Health Care Portfolio—Service Class 2	1,381	(135)	1,246	—	—	—
Fidelity® VIP International Index Portfolio—Service Class 2	295	(25)	270	—	—	—
Fidelity® VIP Mid Cap Portfolio—Service Class 2	1,232	(1,963)	(731)	1,788	(1,369)	419
Invesco V.I. American Value Fund—Series II Shares	516	(573)	(57)	696	(700)	(4)
Invesco V.I. International Growth Fund—Series II Shares	276	(2,576)	(2,300)	3,167	(879)	2,288
Janus Henderson Enterprise Portfolio—Service Shares	3,022	(398)	2,624	2,881	(166)	2,715
Janus Henderson Global Research Portfolio—Service Shares	1,121	(616)	505	742	(679)	63
MFS® International Intrinsic Value Portfolio—Service Class	3,827	(466)	3,361	3,174	(243)	2,931
MFS® Investors Trust Series—Service Class	2,669	(518)	2,151	3,273	(383)	2,890
MFS® Research Series—Service Class	3,315	(193)	3,122	2,123	(224)	1,899
Morgan Stanley VIF U.S. Real Estate Portfolio—Class II	870	(840)	30	681	(2,025)	(1,344)
Neuberger Berman AMT Mid Cap Growth Portfolio—Class S	1,316	(1,525)	(209)	2,382	(959)	1,423
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)—Advisor Class	2,356	(2,434)	(78)	3,551	(3,096)	455
PIMCO VIT Low Duration Portfolio—Advisor Class	2,121	(1,501)	620	6,793	(5,240)	1,553
PIMCO VIT Total Return Portfolio—Advisor Class	8,341	(1,573)	6,768	6,125	(1,917)	4,208
Victory VIF Diversified Stock Fund—Class A Shares	11	(124)	(113)	22	(152)	(130)

NYLIAC Variable Annuity Separate Account-IV

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights:

The following table presents financial highlights for each Investment Division as of December 31, 2019, 2018, 2017, 2016, and 2015:

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
MainStay VP Balanced—Service Class	2019	$255,314	14,203	$12.49 to $24.15	16.5% to 16.5%	1.7%
	2018	239,041	14,893	10.73 to 20.73	(7.6%) to (7.6%)	1.4%
	2017	285,496	15,667	11.61 to 22.44	9.7% to 9.7%	1.1%
	2016	258,094	14,359	10.58 to 20.44	10.0% to 10.0%	1.2%
	2015	221,823	12,635	9.62 to 18.59	(3.8%) to (2.8%)	0.9%
MainStay VP Bond—Service Class	2019	$313,492	24,187	$11.40 to $18.87	8.8% to 8.8%	2.7%
	2018	230,670	18,309	10.47 to 17.34	(1.2%) to (1.2%)	2.6%
	2017	231,044	17,347	10.60 to 17.56	3.6% to 3.6%	2.2%
	2016	235,252	17,745	10.23 to 16.95	3.3% to 3.3%	2.5%
	2015	216,756	16,334	9.91 to 16.41	(0.9%) to 0.0%	2.2%
MainStay VP Conservative Allocation—Service Class	2019	$454,723	26,816	$12.01 to $20.79	14.5% to 14.5%	2.5%
	2018	454,579	29,771	10.49 to 18.15	(6.7%) to (6.7%)	2.1%
	2017	545,460	32,379	11.24 to 19.45	10.5% to 10.5%	1.8%
	2016	535,344	34,012	10.17 to 17.60	6.1% to 6.1%	2.4%
	2015	554,248	35,983	9.58 to 16.59	(4.2%) to (1.7%)	2.2%
MainStay VP Cushing® Renaissance Advantage—Service Class	2019	$18,265	2,325	$7.87 to $7.87	5.1% to 5.1%	0.0%
	2018	17,433	2,333	7.49 to 7.49	(27.9%) to (27.9%)	0.0%
	2017	25,074	2,419	10.39 to 10.39	7.6% to 7.6%	0.0%
	2016	19,585	2,032	9.65 to 9.65	28.5% to 28.5%	0.2%
	2015	3,824	510	7.51 to 7.51	(24.9%) to (24.9%)	0.9%
MainStay VP Eagle Small Cap Growth—Initial Class	2019	$29,438	1,434	$20.55 to $20.55	25.6% to 25.6%	0.0%
	2018	30,827	1,887	16.36 to 16.36	(8.9%) to (8.9%)	0.0%
	2017	44,411	2,477	17.96 to 17.96	22.8% to 22.8%	0.0%
	2016	45,274	3,102	14.62 to 14.62	10.0% to 10.0%	0.0%
	2015	49,918	3,763	13.29 to 13.29	(22.0%) to (16.4%)	0.0%

NYLIAC Variable Annuity Separate Account-IV

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
MainStay VP Eagle Small Cap Growth—Service Class	2019	$88,324	5,402	$14.79 to $20.15	25.3% to 25.3%	0.0%
	2018	64,817	4,880	11.81 to 16.09	(9.1%) to (9.1%)	0.0%
	2017	55,879	3,689	12.99 to 17.70	22.5% to 22.5%	0.0%
	2016	38,939	3,021	10.60 to 14.44	9.7% to 9.7%	0.0%
	2015	36,504	3,013	9.66 to 13.16	(0.9%) to (0.9%)	0.0%
MainStay VP Emerging Markets Equity—Service Class	2019	$82,298	8,092	$10.04 to $11.21	19.8% to 19.8%	1.1%
	2018	85,773	10,113	8.38 to 9.36	(20.7%) to (20.7%)	1.1%
	2017	138,295	12,935	10.57 to 11.81	42.8% to 42.8%	1.0%
	2016	100,326	13,515	7.41 to 8.27	6.0% to 6.0%	0.2%
	2015	103,692	14,851	6.99 to 7.80	(3.4%) to (1.2%)	1.0%
MainStay VP Epoch U.S. Equity Yield—Service Class	2019	$283,915	12,199	$13.58 to $33.41	23.9% to 23.9%	2.9%
	2018	264,597	13,325	10.97 to 26.97	(5.5%) to (5.5%)	1.9%
	2017	324,929	14,708	11.60 to 28.53	18.4% to 18.4%	1.1%
	2016	311,699	15,775	9.80 to 24.10	4.6% to 4.6%	0.9%
	2015	322,576	16,064	9.37 to 23.04	(6.3%) to (4.0%)	2.4%
MainStay VP Epoch U.S. Small Cap—Service Class	2019	$—	—	$—	—	—
	2018	112,882	6,379	10.61 to 30.90	(16.3%) to (16.3%)	0.5%
	2017	149,463	6,636	12.67 to 36.91	15.5% to 15.5%	0.3%
	2016	124,909	5,650	10.97 to 31.95	15.9% to 15.9%	0.2%
	2015	112,224	5,245	9.47 to 27.57	(5.3%) to (4.1%)	0.3%
MainStay VP Fidelity Institutional AM® Utilities—Service Class	2019	$732,625	42,403	$13.03 to $19.70	23.0% to 23.0%	2.2%
	2018	690,925	48,221	10.60 to 16.02	0.5% to 0.5%	0.9%
	2017	800,803	55,078	10.54 to 15.94	14.4% to 14.4%	3.8%
	2016	730,032	55,398	9.21 to 13.93	11.1% to 11.1%	2.8%
	2015	690,232	56,298	8.29 to 12.53	(17.1%) to (14.6%)	3.8%

NYLIAC Variable Annuity Separate Account-IV

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
MainStay VP Floating Rate—Service Class	2019	$398,068	28,385	$11.77 to $16.88	8.2% to 8.2%	4.7%
	2018	409,237	30,978	10.88 to 15.60	(0.4%) to (0.4%)	4.5%
	2017	381,431	27,809	10.92 to 15.66	3.7% to 3.7%	4.0%
	2016	366,032	26,910	10.53 to 15.09	8.2% to 8.2%	3.7%
	2015	343,079	26,663	9.73 to 13.96	(2.7%) to (0.2%)	3.6%
MainStay VP Growth Allocation—Service Class	2019	$843,290	49,367	$13.14 to $26.55	24.3% to 24.3%	2.7%
	2018	754,305	54,280	10.58 to 21.37	(13.0%) to (13.0%)	1.3%
	2017	862,228	51,642	12.15 to 24.56	22.4% to 22.4%	0.8%
	2016	649,658	43,318	9.93 to 20.07	7.3% to 7.3%	1.4%
	2015	511,833	31,662	9.26 to 18.70	(7.4%) to (3.4%)	1.8%
MainStay VP Income Builder—Service Class	2019	$310,018	17,308	$12.74 to $28.82	17.8% to 17.8%	4.6%
	2018	258,167	16,122	10.82 to 24.47	(5.4%) to (5.4%)	2.5%
	2017	304,784	16,970	11.44 to 25.88	12.2% to 12.2%	3.4%
	2016	252,847	14,323	10.19 to 23.06	9.0% to 9.0%	4.1%
	2015	209,678	11,846	9.35 to 21.15	(6.5%) to (3.7%)	4.6%
MainStay VP Indexed Bond—Service Class	2019	$87,970	8,125	$10.84 to $10.84	8.0% to 8.0%	0.0%
	2018	27,109	2,703	10.04 to 10.04	(0.9%) to (0.9%)	3.8%
	2017	2,774	274	10.13 to 10.13	1.3% to 1.3%	1.8%
MainStay VP IQ Hedge Multi-Strategy—Service Class	2019	$320,540	35,755	$8.99 to $8.99	8.2% to 8.2%	1.4%
	2018	321,009	38,680	8.30 to 8.30	(1.7%) to (1.7%)	0.6%
MainStay VP Janus Henderson Balanced—Initial Class	2019	$22,081	1,042	$21.22 to $21.22	22.9% to 22.9%	1.7%
	2018	22,478	1,304	17.26 to 17.26	0.4% to 0.4%	1.8%
	2017	27,282	1,590	17.19 to 17.19	18.3% to 18.3%	1.8%
	2016	27,007	1,863	14.53 to 14.53	4.7% to 4.7%	1.9%
	2015	29,567	2,135	13.87 to 13.87	0.7% to 0.7%	1.8%

NYLIAC Variable Annuity Separate Account-IV

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
MainStay VP Janus Henderson Balanced—Service Class	2019	$655,610	36,526	$14.84 to $20.81	22.6% to 22.6%	1.6%
	2018	535,180	35,432	12.10 to 16.97	0.2% to 0.2%	1.6%
	2017	519,437	33,341	12.08 to 16.94	18.1% to 18.1%	1.6%
	2016	433,634	31,720	10.23 to 14.35	4.4% to 4.4%	1.7%
	2015	394,844	29,167	9.80 to 13.74	(2.0%) to 0.5%	1.7%
MainStay VP Large Cap Growth—Service Class	2019	$633,645	24,969	$18.13 to $43.23	33.3% to 33.3%	0.0%
	2018	472,122	22,986	13.60 to 32.43	3.3% to 3.3%	0.0%
	2017	429,048	19,660	13.17 to 31.39	32.1% to 32.1%	0.0%
	2016	317,945	17,091	9.97 to 23.77	(2.5%) to (2.5%)	0.0%
	2015	302,134	13,761	10.23 to 24.38	2.3% to 5.9%	0.0%
MainStay VP MacKay Common Stock—Service Class	2019	$202,522	9,979	$15.42 to $40.64	25.9% to 25.9%	1.2%
	2018	177,354	10,620	12.25 to 32.28	(6.1%) to (6.1%)	1.4%
	2017	200,892	10,647	13.04 to 34.37	22.5% to 22.5%	1.3%
	2016	134,894	7,340	10.64 to 28.05	8.8% to 8.8%	1.4%
	2015	93,080	4,421	9.78 to 25.77	(2.2%) to 0.6%	1.2%
MainStay VP MacKay Convertible—Service Class	2019	$517,319	26,883	$14.03 to $35.28	22.2% to 22.2%	1.2%
	2018	409,515	24,313	11.48 to 28.88	(2.5%) to (2.5%)	1.4%
	2017	379,925	20,173	11.78 to 29.62	11.7% to 11.7%	1.5%
	2016	312,151	16,538	10.55 to 26.52	11.8% to 11.8%	3.7%
	2015	288,324	15,769	9.43 to 23.72	(5.7%) to (1.6%)	2.4%
MainStay VP MacKay Government—Service Class	2019	$140,437	11,805	$10.70 to $16.42	5.2% to 5.2%	2.0%
	2018	108,448	9,146	10.18 to 15.61	(0.3%) to (0.3%)	2.4%
	2017	100,377	8,049	10.21 to 15.66	1.9% to 1.9%	2.3%
	2016	118,760	9,545	10.02 to 15.38	0.8% to 0.8%	2.3%
	2015	110,105	8,687	9.94 to 15.25	(0.6%) to (0.3%)	2.7%

NYLIAC Variable Annuity Separate Account-IV

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
MainStay VP MacKay Growth—Service Class	2019	$30,500	1,214	$15.85 to $33.34	29.7% to 29.7%	0.3%
	2018	27,621	1,397	12.22 to 25.71	(4.5%) to (4.5%)	0.4%
	2017	36,266	1,750	12.80 to 26.92	30.1% to 30.1%	0.0%
	2016	31,015	1,781	9.84 to 20.69	0.1% to 0.1%	0.0%
	2015	32,466	1,729	9.82 to 20.66	(1.8%) to 2.3%	0.0%
MainStay VP MacKay High Yield Corporate Bond—Service Class	2019	$1,842,442	108,289	$12.95 to $29.90	12.9% to 12.9%	5.5%
	2018	1,634,725	103,304	11.47 to 26.48	(1.7%) to (1.7%)	5.8%
	2017	1,775,592	105,301	11.67 to 26.94	6.6% to 6.6%	5.9%
	2016	1,565,506	92,116	10.95 to 25.27	15.9% to 15.9%	5.7%
	2015	1,324,582	83,852	9.44 to 21.80	(5.6%) to (1.8%)	5.9%
MainStay VP MacKay International Equity—Service Class	2019	$212,355	12,359	$13.54 to $29.55	24.5% to 24.5%	0.2%
	2018	176,057	11,985	10.88 to 23.74	(11.8%) to (11.8%)	0.9%
	2017	200,235	11,309	12.33 to 26.91	32.3% to 32.3%	0.3%
	2016	158,669	11,165	9.32 to 20.34	(5.2%) to (5.2%)	0.5%
	2015	180,868	11,645	9.83 to 21.45	(1.7%) to 5.9%	0.7%
MainStay VP MacKay Mid Cap Core—Service Class	2019	$351,862	17,895	$13.23 to $44.04	22.6% to 22.6%	0.9%
	2018	257,011	13,705	10.79 to 35.93	(12.2%) to (12.2%)	0.7%
	2017	299,572	12,146	12.29 to 40.92	18.8% to 18.8%	0.8%
	2016	262,084	10,998	10.34 to 34.43	10.9% to 10.9%	0.6%
	2015	244,875	10,070	9.32 to 31.05	(6.8%) to (3.9%)	0.3%
MainStay VP MacKay S&P 500 Index—Service Class	2019	$978,783	47,034	$16.50 to $41.36	30.9% to 30.9%	1.6%
	2018	655,032	38,244	12.60 to 31.59	(4.8%) to (4.8%)	1.3%
	2017	612,938	30,992	13.23 to 33.17	21.2% to 21.2%	1.3%
	2016	383,940	20,172	10.92 to 27.37	11.3% to 11.3%	1.5%
	2015	266,287	13,043	9.80 to 24.58	(2.0%) to 0.8%	1.3%
MainStay VP MacKay Small Cap Core—Service Class	2019	$221,671	16,500	$13.45 to $13.45	17.5% to 17.5%	0.1%
	2018	94,783	8,298	11.45 to 11.45	(15.3%) to (15.3%)	0.0%
	2017	120,869	8,957	13.52 to 13.52	13.6% to 13.6%	0.0%
	2016	116,893	9,833	11.89 to 11.89	18.9% to 18.9%	0.1%

NYLIAC Variable Annuity Separate Account-IV

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
MainStay VP MacKay Unconstrained Bond—Service Class	2019	$782,781	63,814	$11.27 to $13.58	6.8% to 6.8%	3.3%
	2018	784,637	68,026	10.55 to 12.71	(1.5%) to (1.5%)	3.1%
	2017	825,436	69,580	10.71 to 12.90	4.5% to 4.5%	2.9%
	2016	676,397	58,072	10.24 to 12.34	7.2% to 7.2%	3.3%
	2015	545,419	48,420	9.55 to 11.51	(4.5%) to (2.7%)	3.3%
MainStay VP Mellon Natural Resources—Initial Class	2019	$133,170	20,126	$6.50 to $7.20	16.6% to 16.6%	0.8%
	2018	128,464	22,746	5.57 to 6.17	(28.6%) to (28.6%)	0.0%
	2017	203,248	25,788	7.81 to 8.65	(0.7%) to (0.7%)	0.0%
	2016	216,898	27,467	7.86 to 8.71	43.3% to 43.3%	0.6%
	2015	163,930	29,914	5.48 to 6.07	(39.3%) to (33.0%)	0.4%
MainStay VP Moderate Allocation—Service Class	2019	$734,969	41,139	$12.48 to $22.27	18.0% to 18.0%	2.8%
	2018	742,048	47,962	10.57 to 18.87	(8.6%) to (8.6%)	2.0%
	2017	860,530	48,639	11.57 to 20.66	14.7% to 14.7%	1.5%
	2016	769,783	47,377	10.09 to 18.01	6.1% to 6.1%	2.0%
	2015	724,299	44,704	9.51 to 16.97	(4.9%) to (1.9%)	2.2%
MainStay VP Moderate Growth Allocation—Service Class	2019	$1,447,074	72,784	$12.84 to $25.35	21.1% to 21.1%	2.9%
	2018	1,432,500	85,660	10.60 to 20.93	(11.0%) to (11.0%)	1.7%
	2017	1,746,224	89,197	11.90 to 23.50	18.3% to 18.3%	1.2%
	2016	1,523,116	86,992	10.06 to 19.86	7.3% to 7.3%	1.9%
	2015	1,404,757	80,283	9.37 to 18.51	(6.3%) to (2.6%)	2.2%
MainStay VP PIMCO Real Return—Service Class	2019	$260,224	23,863	$10.92 to $10.93	8.6% to 8.6%	3.0%
	2018	212,786	21,204	10.05 to 10.06	(2.8%) to (2.8%)	1.4%
	2017	213,196	20,653	10.34 to 10.35	3.2% to 3.2%	1.5%
	2016	204,454	20,442	10.02 to 10.03	5.0% to 5.0%	1.4%
	2015	202,293	21,249	9.54 to 9.55	(4.5%) to (2.6%)	4.0%

NYLIAC Variable Annuity Separate Account-IV

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
MainStay VP T. Rowe Price Equity Income—Service Class	2019	$166,692	8,691	$14.37 to $21.89	26.0% to 26.0%	2.0%
	2018	160,142	10,446	11.40 to 17.37	(9.6%) to (9.6%)	1.7%
	2017	214,042	12,492	12.61 to 19.22	15.9% to 15.9%	1.9%
	2016	184,151	11,836	10.88 to 16.58	18.5% to 18.5%	1.7%
	2015	154,092	11,234	9.18 to 13.99	(8.2%) to (7.0%)	1.5%
MainStay VP U.S. Government Money Market—Initial Class	2019	$208,417	40,812	$1.04 to $10.37	1.8% to 1.8%	1.8%
	2018	269,632	56,020	1.02 to 10.19	1.4% to 1.4%	1.4%
	2017	221,555	60,769	1.00 to 10.05	0.4% to 0.4%	0.4%
	2016	332,928	88,779	1.00 to 10.01	0.0% to 0.0%	0.0%
	2015	289,961	88,281	1.00 to 10.01	0.0% to 0.0%	0.0%
American Funds IS Asset Allocation Fund—Class 4	2019	$90,291	7,804	$11.59 to $11.59	20.9% to 20.9%	2.0%
	2018	36,150	3,775	9.58 to 9.58	(4.2%) to (4.2%)	2.0%
American Funds IS Blue Chip Income and Growth Fund—Class 4	2019	$156,108	13,361	$11.70 to $11.70	21.0% to 21.0%	2.3%
	2018	57,902	5,995	9.67 to 9.67	(8.9%) to (8.9%)	3.3%
	2017	1,866	176	10.61 to 10.61	6.1% to 6.1%	1.3%
American Funds IS Global Small Capitalization Fund—Class 4	2019	$36,631	2,637	$13.91 to $13.91	31.2% to 31.2%	0.0%
	2018	25,564	2,416	10.60 to 10.60	(10.8%) to (10.8%)	0.0%
	2017	20,624	1,738	11.88 to 11.88	25.6% to 25.6%	0.4%
	2016	8,203	869	9.46 to 9.46	1.8% to 1.8%	0.1%
	2015	4,097	442	9.29 to 9.29	(7.1%) to (7.1%)	0.0%
American Funds IS Growth Fund—Class 4	2019	$74,890	5,648	$13.28 to $13.28	30.4% to 30.4%	0.6%
	2018	33,800	3,324	10.18 to 10.18	(0.5%) to (0.5%)	0.4%
	2017	1,572	154	10.23 to 10.23	2.3% to 2.3%	0.2%
American Funds IS New World Fund®—Class 4	2019	$224,537	16,542	$13.39 to $13.67	28.8% to 28.8%	0.8%
	2018	159,079	15,123	10.39 to 10.61	(14.2%) to (14.2%)	0.8%
	2017	136,696	11,167	12.12 to 12.38	29.1% to 29.1%	0.9%
	2016	83,475	8,827	9.39 to 9.59	5.0% to 5.0%	0.7%
	2015	55,274	6,169	8.94 to 9.13	(8.7%) to (3.4%)	0.6%

NYLIAC Variable Annuity Separate Account-IV

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
BlackRock® Global Allocation V.I. Fund—Class III	2019	$454,110	32,489	$12.12 to $14.71	17.8% to 17.8%	1.2%
	2018	449,289	37,637	10.29 to 12.49	(7.6%) to (7.6%)	0.8%
	2017	518,520	39,667	11.14 to 13.52	13.7% to 13.7%	1.3%
	2016	463,732	39,706	9.79 to 11.89	3.8% to 3.8%	1.2%
	2015	465,900	40,936	9.43 to 11.45	(5.7%) to (1.0%)	1.0%
BlackRock® High Yield V.I. Fund—Class III	2019	$203,781	16,136	$12.54 to $12.86	14.9% to 14.9%	5.1%
	2018	144,909	13,161	10.92 to 11.20	(2.9%) to (2.9%)	5.2%
	2017	127,372	11,208	11.24 to 11.53	7.1% to 7.1%	4.9%
	2016	91,083	8,550	10.50 to 10.77	12.8% to 12.8%	5.1%
	2015	57,611	6,073	9.30 to 9.54	(7.0%) to (3.8%)	4.7%
BNY Mellon IP Technology Growth Portfolio—Service Shares	2019	$324,210	12,548	$18.57 to $48.27	25.5% to 25.5%	0.0%
	2018	258,518	11,723	14.79 to 38.46	(1.3%) to (1.3%)	0.0%
	2017	229,939	9,235	14.98 to 38.95	42.4% to 42.4%	0.0%
	2016	136,725	6,796	10.52 to 27.36	4.4% to 4.4%	0.0%
	2015	121,673	5,472	10.08 to 26.22	0.8% to 5.9%	0.0%
ClearBridge Variable Appreciation Portfolio—Class II	2019	$55,970	3,950	$14.19 to $14.19	29.5% to 29.5%	1.7%
	2018	15,778	1,442	10.95 to 10.95	(2.0%) to (2.0%)	2.5%
	2017	1,551	139	11.18 to 11.18	11.8% to 11.8%	1.5%
Columbia Variable Portfolio—Commodity Strategy Fund—Class 2	2019	$8,779	1,093	$8.05 to $8.05	7.8% to 7.8%	0.9%
	2018	7,975	1,070	7.47 to 7.47	(14.2%) to (14.2%)	0.0%
	2017	8,371	964	8.70 to 8.70	1.7% to 1.7%	6.1%
	2016	5,186	607	8.55 to 8.55	12.4% to 12.4%	0.0%
	2015	906	119	7.61 to 7.61	(23.9%) to (23.9%)	0.0%
Columbia Variable Portfolio—Emerging Markets Bond Fund—Class 2	2019	$141,575	11,588	$12.24 to $12.24	12.1% to 12.1%	4.8%
	2018	79,955	7,336	10.92 to 10.92	(7.4%) to (7.4%)	4.3%
	2017	55,553	4,720	11.79 to 11.79	11.7% to 11.7%	4.4%
	2016	19,090	1,811	10.55 to 10.55	11.1% to 11.1%	2.1%
	2015	2,580	272	9.50 to 9.50	(5.0%) to (5.0%)	0.0%

NYLIAC Variable Annuity Separate Account-IV

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
Columbia Variable Portfolio—Small Cap Value Fund—Class 2	2019	$93,323	4,675	$13.81 to $28.95	21.0% to 21.0%	0.3%
	2018	85,059	4,946	11.41 to 23.93	(18.2%) to (18.2%)	0.2%
	2017	106,310	4,711	13.95 to 29.24	14.0% to 14.0%	0.3%
	2016	94,632	4,304	12.24 to 25.66	32.7% to 32.7%	0.4%
	2015	69,296	3,857	9.22 to 19.33	(7.8%) to (6.3%)	0.6%
Delaware VIP® Small Cap Value Series—Service Class	2019	$16,050	1,455	$11.04 to $11.04	27.7% to 27.7%	0.7%
	2018	6,251	724	8.65 to 8.65	(16.9%) to (16.9%)	0.3%
	2017	487	47	10.41 to 10.41	4.1% to 4.1%	0.0%
DWS Alternative Asset Allocation VIP—Class B	2019	$221,129	19,705	$11.24 to $11.24	14.3% to 14.3%	3.1%
	2018	111,469	11,357	9.83 to 9.83	(9.3%) to (9.3%)	1.5%
	2017	57,762	5,335	10.84 to 10.84	7.0% to 7.0%	1.6%
	2016	17,174	1,696	10.13 to 10.13	1.3% to 1.3%	0.0%
Fidelity® VIP ContrafundSM Portfolio—Service Class 2	2019	$1,092,293	50,160	$15.52 to $46.99	31.3% to 31.3%	0.2%
	2018	930,362	53,962	11.82 to 35.79	(6.6%) to (6.6%)	0.4%
	2017	1,012,435	51,118	12.66 to 38.34	21.6% to 21.6%	0.8%
	2016	794,791	43,163	10.42 to 31.53	7.7% to 7.7%	0.7%
	2015	677,631	32,852	9.67 to 29.27	(3.3%) to 0.4%	0.9%
Fidelity® VIP Emerging Markets Portfolio—Service Class 2	2019	$20,895	1,947	$10.75 to $10.75	29.2% to 29.2%	1.8%
	2018	7,050	848	8.32 to 8.32	(16.8%) to (16.8%)	1.1%
Fidelity® VIP Equity-Income PortfolioSM—Service Class 2	2019	$209,022	11,332	$14.35 to $31.90	27.1% to 27.1%	1.9%
	2018	127,555	7,730	11.29 to 25.10	(8.5%) to (8.5%)	2.2%
	2017	125,786	6,114	12.34 to 27.44	12.6% to 12.6%	1.5%
	2016	113,564	5,484	10.95 to 24.36	17.7% to 17.7%	2.2%
	2015	94,752	4,866	9.31 to 20.70	(6.9%) to (4.2%)	3.0%
Fidelity® VIP FundsManager® 60% Portfolio—Service Class	2019	$5,835	537	$10.87 to $10.87	8.7% to 8.7%	2.4%

NYLIAC Variable Annuity Separate Account-IV

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
Fidelity® VIP Growth Opportunities Portfolio—Service Class 2	2019	266,133	11,887	$21.23 to $25.36	40.5% to 40.5%	0.0%
	2018	137,053	8,501	15.11 to 18.05	12.2% to 12.2%	0.1%
	2017	86,406	5,955	13.47 to 16.09	34.2% to 34.2%	0.1%
	2016	45,135	4,081	10.04 to 11.99	0.1% to 0.1%	0.0%
	2015	38,772	3,358	10.03 to 11.98	0.3% to 5.3%	0.0%
Fidelity® VIP Health Care Portfolio—Service Class 2	2019	$15,269	1,246	$12.27 to $12.27	22.7% to 22.7%	0.3%
Fidelity® VIP International Index Portfolio—Service Class 2	2019	$2,908	270	$10.77 to $10.77	7.7% to 7.7%	3.9%
Fidelity® VIP Mid Cap Portfolio—Service Class 2	2019	$222,173	10,443	$13.30 to $49.17	23.2% to 23.2%	0.7%
	2018	207,798	11,174	10.80 to 39.92	(14.8%) to (14.8%)	0.4%
	2017	259,924	10,755	12.67 to 46.84	20.5% to 20.5%	0.5%
	2016	220,087	9,609	10.51 to 38.86	11.9% to 11.9%	0.3%
	2015	208,331	9,226	9.39 to 34.72	(6.1%) to (1.6%)	0.3%
Invesco V.I. American Value Fund—Series II Shares	2019	$43,433	3,083	$12.00 to $16.21	24.7% to 24.7%	0.4%
	2018	35,969	3,140	9.62 to 13.00	(12.9%) to (12.9%)	0.2%
	2017	42,491	3,144	11.04 to 14.92	9.7% to 9.7%	0.6%
	2016	40,935	3,211	10.07 to 13.60	15.2% to 15.2%	0.1%
	2015	36,302	3,182	8.74 to 11.81	(12.6%) to (9.4%)	0.0%
Invesco V.I. International Growth Fund—Series II Shares	2019	$180,373	14,851	$11.96 to $12.61	28.2% to 28.2%	1.3%
	2018	162,590	17,151	9.33 to 9.83	(15.2%) to (15.2%)	1.9%
	2017	166,877	14,863	11.00 to 11.59	22.7% to 22.7%	1.3%
	2016	109,870	11,922	8.96 to 9.45	(0.7%) to (0.7%)	1.3%
	2015	70,518	7,503	9.03 to 9.51	(9.7%) to (2.6%)	1.6%
Janus Henderson Enterprise Portfolio—Service Shares	2019	$75,358	5,501	$13.72 to $13.72	35.2% to 35.2%	0.1%
	2018	29,172	2,877	10.15 to 10.15	(0.7%) to (0.7%)	0.1%
	2017	1,655	162	10.22 to 10.22	2.2% to 2.2%	0.0%

NYLIAC Variable Annuity Separate Account-IV

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
Janus Henderson Global Research Portfolio—Service Shares	2019	$88,547	4,459	$14.00 to $28.43	28.7% to 28.7%	0.9%
	2018	67,307	3,954	10.88 to 22.09	(7.1%) to (7.1%)	1.0%
	2017	76,217	3,891	11.70 to 23.77	26.7% to 26.7%	0.7%
	2016	63,097	3,811	9.24 to 18.77	1.8% to 1.8%	1.0%
	2015	69,863	4,116	9.07 to 18.43	(9.3%) to (2.5%)	0.5%
MFS® International Intrinsic Value Portfolio—Service Class	2019	$93,007	7,171	$12.99 to $12.99	25.7% to 25.7%	1.6%
	2018	39,335	3,810	10.34 to 10.34	(9.7%) to (9.7%)	1.0%
	2017	10,061	879	11.45 to 11.45	14.5% to 14.5%	1.1%
MFS® Investors Trust Series—Service Class	2019	$271,841	14,701	$16.09 to $40.82	31.2% to 31.2%	0.5%
	2018	183,162	12,550	12.26 to 31.10	(5.7%) to (5.7%)	0.5%
	2017	159,020	9,660	13.00 to 32.99	23.0% to 23.0%	0.6%
	2016	96,013	6,359	10.57 to 26.81	8.3% to 8.3%	0.6%
	2015	59,761	3,456	9.76 to 24.75	(2.4%) to 0.0%	0.8%
MFS® Research Series—Service Class	2019	$142,212	7,317	$16.46 to $45.07	32.6% to 32.6%	0.6%
	2018	68,578	4,195	12.41 to 33.99	(4.6%) to (4.6%)	0.5%
	2017	47,378	2,296	13.01 to 35.64	23.1% to 23.1%	1.1%
	2016	33,621	1,783	10.57 to 28.96	8.5% to 8.5%	0.6%
	2015	26,462	1,287	9.75 to 26.69	(2.5%) to 0.5%	0.5%
Morgan Stanley VIF U.S. Real Estate Portfolio—Class II	2019	$93,175	7,065	$12.24 to $14.30	18.7% to 18.7%	1.6%
	2018	78,867	7,035	10.32 to 12.05	(8.0%) to (8.0%)	2.5%
	2017	103,328	8,379	11.21 to 13.09	2.9% to 2.9%	1.3%
	2016	106,014	8,666	10.90 to 12.73	6.5% to 6.5%	1.0%
	2015	79,771	6,776	10.23 to 11.94	1.9% to 2.3%	1.2%
Neuberger Berman AMT Mid Cap Growth Portfolio—Class S	2019	$281,807	13,471	$15.15 to $46.46	32.5% to 32.5%	0.0%
	2018	222,625	13,680	11.44 to 35.07	(6.6%) to (6.6%)	0.0%
	2017	228,423	12,257	12.24 to 37.53	24.6% to 24.6%	0.0%
	2016	172,437	10,130	9.83 to 30.13	4.2% to 4.2%	0.0%
	2015	151,571	7,497	9.43 to 28.92	(5.7%) to 1.0%	0.0%

NYLIAC Variable Annuity Separate Account-IV

Notes to Financial Statements (Continued)

NOTE 6—Financial Highlights (Continued):

		Net Assets (in 000's)	Units Outstanding (in 000's)	Variable Accumulation Unit Value (Lowest to Highest)	Total Return¹ (Lowest to Highest)	Investment Income Ratio²
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)—Advisor Class	2019	$377,618	31,148	$11.79 to $12.82	6.9% to 6.9%	1.7%
	2018	354,997	31,226	11.03 to 11.99	2.0% to 2.0%	1.2%
	2017	344,628	30,771	10.81 to 11.75	2.7% to 2.7%	5.1%
	2016	269,943	24,484	10.53 to 11.45	6.4% to 6.4%	1.4%
	2015	170,028	16,094	9.90 to 10.76	(1.0%) to 0.2%	3.9%
PIMCO VIT Low Duration Portfolio—Advisor Class	2019	$82,529	7,791	$10.61 to $10.61	3.9% to 3.9%	2.6%
	2018	73,081	7,171	10.21 to 10.21	0.2% to 0.2%	1.8%
	2017	57,126	5,618	10.19 to 10.19	1.2% to 1.2%	1.2%
	2016	20,978	2,087	10.06 to 10.06	0.6% to 0.6%	0.8%
PIMCO VIT Total Return Portfolio—Advisor Class	2019	$471,279	40,783	$11.45 to $11.87	8.3% to 8.3%	2.9%
	2018	363,802	34,015	10.58 to 10.97	(0.6%) to (0.6%)	2.4%
	2017	321,735	29,807	10.65 to 11.04	4.8% to 4.8%	1.9%
	2016	242,298	23,425	10.16 to 10.53	2.6% to 2.6%	1.9%
	2015	145,188	14,277	9.90 to 10.26	(1.0%) to 0.4%	6.0%
Victory VIF Diversified Stock Fund—Class A Shares	2019	$14,288	599	$14.18 to $30.50	28.4% to 28.4%	0.5%
	2018	13,496	712	11.05 to 23.75	(13.3%) to (13.3%)	0.4%
	2017	18,812	842	12.74 to 27.40	26.5% to 26.5%	0.7%
	2016	16,003	876	10.07 to 21.67	3.9% to 3.9%	1.0%
	2015	17,233	924	9.70 to 20.85	(3.1%) to (3.0%)	0.6%

Not all investment options are available under all policies.

Charges and fees levied by NYLIAC are disclosed in Note 3.

Expenses as a percent of net assets are 1.20% to 1.90%, excluding expenses of the underlying funds, premium loads, sales expenses, monthly contract charges and surrender charges.
______________

1
Total returns are not annualized for periods less than a year. These amounts represent the total return for the periods indicated, including changes in the value of the underlying Fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total returns are calculated for each period indicated or from the effective date through the end of the reporting period.

2
These amounts represent the dividends excluding distributions of capital gains, received by an Investment Division from the underlying Fund, net of management fees assessed by the Fund manager, divided by the average investment at net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the Investment Division is affected by the timing of the declaration of dividends by the underlying Fund in which the Investment Division invests. Annualized percentages are shown for the Investment Income Ratio for all Investment Divisions in all periods.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of New York Life Insurance and Annuity Corporation and the Policyowners of NYLIAC Variable Annuity Separate Account-IV

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the investment divisions of NYLIAC Variable Annuity Separate Account-IV indicated in the table below as of December 31, 2019, and the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the investment divisions of NYLIAC Variable Annuity Separate Account-IV as of December 31, 2019, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

MainStay VP Balanced—Service Class (1)	MainStay VP MacKay International Equity—Service Class (1)	Delaware VIP® Small Cap Value Series—Service Class (1)
MainStay VP Bond—Service Class (1)	MainStay VP MacKay Mid Cap Core—Service Class (1)	DWS Alternative Asset Allocation VIP—Class B (1)
MainStay VP Conservative Allocation—Service Class (1)	MainStay VP MacKay S&P 500 Index—Service Class (1)	Fidelity® VIP ContrafundSM Portfolio—Service Class 2 (1)
MainStay VP Cushing® Renaissance Advantage—Service Class (1)	MainStay VP MacKay Small Cap Core— Service Class (1)	Fidelity® VIP Emerging Markets Portfolio—Service Class 2 (3)
MainStay VP Eagle Small Cap Growth—Initial Class (1)	MainStay VP MacKay Unconstrained Bond—Service Class (1)	Fidelity® VIP Equity-Income PortfolioSM —Service Class 2 (1)
MainStay VP Eagle Small Cap Growth—Service Class (1)	MainStay VP Mellon Natural Resources—Initial Class (1)	Fidelity® VIP FundsManager® 60% Portfolio—Service Class (2)
MainStay VP Emerging Markets Equity—Service Class (1)	MainStay VP Moderate Allocation—Service Class (1)	Fidelity® VIP Growth Opportunities Portfolio—Service Class 2 (1)
MainStay VP Epoch U.S. Equity Yield—Service Class (1)	MainStay VP Moderate Growth Allocation—Service Class (1)	Fidelity® VIP Health Care Portfolio—Service Class 2 (2)
MainStay VP Epoch U.S. Small Cap—Service Class (1)	MainStay VP PIMCO Real Return—Service Class (1)	Fidelity® VIP International Index Portfolio—Service Class 2 (2)
MainStay VP Fidelity Institutional AM® Utilities—Service Class (1)	MainStay VP T. Rowe Price Equity Income—Service Class (1)	Fidelity® VIP Mid Cap Portfolio—Service Class 2 (1)
MainStay VP Floating Rate—Service Class (1)	MainStay VP U.S. Government Money Market—Initial Class (1)	Invesco V.I. American Value Fund—Series II Shares (1)
MainStay VP Growth Allocation—Service Class (1)	American Funds IS Asset Allocation Fund—Class 4 (3)	Invesco V.I. International Growth Fund—Series II Shares (1)
MainStay VP Income Builder—Service Class (1)	American Funds IS Blue Chip Income and Growth Fund—Class 4 (1)	Janus Henderson Enterprise Portfolio—Service Shares (1)
MainStay VP Indexed Bond—Service Class (1)	American Funds IS Global Small Capitalization Fund—Class 4 (1)	Janus Henderson Global Research Portfolio—Service Shares (1)
MainStay VP IQ Hedge Multi- Strategy—Service Class (4)	American Funds IS Growth Fund— Class 4 (1)	MFS® International Intrinsic Value Portfolio—Service Class (1)
MainStay VP Janus Henderson Balanced—Initial Class (1)	American Funds IS New World Fund®—Class 4 (1)	MFS® Investors Trust Series—Service Class (1)
MainStay VP Janus Henderson Balanced—Service Class (1)	BlackRock® Global Allocation V.I. Fund—Class III (1)	MFS® Research Series—Service Class (1)
MainStay VP Large Cap Growth—Service Class (1)	BlackRock® High Yield V.I. Fund— Class III (1)	Morgan Stanley VIF U.S. Real Estate Portfolio—Class II (1)
MainStay VP MacKay Common Stock—Service Class (1)	BNY Mellon IP Technology Growth Portfolio—Service Shares (1)	Neuberger Berman AMT Mid Cap Growth Portfolio—Class S (1)
MainStay VP MacKay Convertible—Service Class (1)	ClearBridge Variable Appreciation Portfolio—Class II (1)	PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)—Advisor Class (1)
MainStay VP MacKay Government—Service Class (1)	Columbia Variable Portfolio—Commodity Strategy Fund—Class 2 (1)	PIMCO VIT Low Duration Portfolio—Advisor Class (1)
MainStay VP MacKay Growth—Service Class (1)	Columbia Variable Portfolio—Emerging Markets Bond Fund—Class 2 (1)	PIMCO VIT Total Return Portfolio—Advisor Class (1)

Report of Independent Registered Public Accounting Firm (Continued)

MainStay VP MacKay High Yield Corporate Bond—Service Class (1)	Columbia Variable Portfolio—Small Cap Value Fund—Class 2 (1)	Victory VIF Diversified Stock Fund—Class A Shares (1)

(1) Statement of operations for the year ended December 31, 2019 and statement of changes in net assets for the years ended December 31, 2019 and 2018
(2) Statement of operations and statement of changes in net assets for the period May 1, 2019 (commencement of operations) through December 31, 2019
(3) Statement of operations for the year ended December 31, 2019, and statement of changes in net assets for the year ended December 31, 2019 and the period May 1, 2018 (commencement of operations) through December 31, 2018

(4) Statement of operations for the year ended December 31, 2019, and statement of changes in net assets for the year ended December 31, 2019 and the period November 30, 2018 (commencement of operations) through December 31, 2018

Basis for Opinions

These financial statements are the responsibility of the New York Life Insurance and Annuity Corporation management. Our responsibility is to express an opinion on the financial statements of each of the investment divisions of NYLIAC Variable Annuity Separate Account-IV based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the investment divisions of NYLIAC Variable Annuity Separate Account-IV in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2019 by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
New York, New York
March 25, 2020

We have served as the auditor of one or more of the investment divisions of NYLIAC Variable Annuity Separate Account-IV since 2003.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(A wholly-owned subsidiary of
New York Life Insurance Company)

FINANCIAL STATEMENTS
AND SUPPLEMENTAL SCHEDULES
(STATUTORY BASIS)

December 31, 2019, 2018 and 2017

Report of Independent Auditors

To the Board of Directors of New York Life Insurance and Annuity Corporation:

We have audited the accompanying statutory financial statements of New York Life Insurance and Annuity Corporation (the “Company”), which comprise the statutory statements of financial position as of December 31, 2019 and 2018, and the related statutory statements of operations, of changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2019.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Delaware State Insurance Department. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Delaware State Insurance Department, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

PricewaterhouseCoopers LLP, PricewaterhouseCoopers Center, 300 Madison Avenue, New York, NY 10017 T: (646) 471 3000, F: (813) 286 6000, www.pwc.com/us

1

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2019 and 2018, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2019.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2019 and 2018, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2019, in accordance with the accounting practices prescribed or permitted by the Delaware State Insurance Department described in Note 2.

Emphasis of Matter

As disclosed in Note 11 to the financial statements, the Company has entered into significant related party transactions with New York Life Insurance Company and its affiliates. Our opinion is not modified with respect to this matter.

Other Matter

Our audit was conducted for the purpose of forming an opinion on the statutory-basis financial statements taken as a whole. The “Supplemental Schedule of Selected Financial Data”, “Summary Investment Schedule”, and “Investment Risk Interrogatories” (collectively, the “supplemental schedules”) of the Company as of December 31, 2019 and for the year then ended are presented to comply with the National Association of Insurance Commissioners’ Annual Statement Instructions and Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the statutory-basis financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the statutory-basis financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the statutory-basis financial statements taken as a whole.

New York, New York

March 12, 2020

2

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(A wholly owned subsidiary of New York Life Insurance Company)

STATUTORY STATEMENTS OF FINANCIAL POSITION

	December 31,
	2019	2018
	(in millions)
Assets
Bonds	$88,631	$84,920
Common and preferred stocks	1,657	1,327
Mortgage loans	14,697	14,210
Policy loans	909	894
Other invested assets	1,623	1,381
Cash, cash equivalents and short-term investments	1,436	1,891
Derivatives	365	418
Total cash and invested assets	109,318	105,041
Investment income due and accrued	741	712
Interest in annuity contracts	9,084	8,673
Other assets	447	566
Separate accounts assets	45,147	38,466
Total assets	$164,737	$153,458
Liabilities, capital and surplus
Liabilities:
Policy reserves	$97,138	$94,131
Deposit funds	1,467	1,308
Policy claims	259	244
Separate accounts transfers due and accrued	(982)	(916)
Obligations under structured settlement agreements	9,084	8,673
Amounts payable under security lending agreements	676	676
Other liabilities	934	973
Interest maintenance reserve	99	106
Asset valuation reserve	1,561	1,213
Separate accounts liabilities	45,146	38,464
Total liabilities	155,382	144,872
Capital and Surplus:
Capital stock - par value $10,000
(20,000 shares authorized,
2,500 issued and outstanding)	25	25
Gross paid in and contributed surplus	3,928	3,928
Unassigned surplus	5,402	4,633
Total capital and surplus	9,355	8,586
Total liabilities, capital and surplus	$164,737	$153,458

See accompanying notes to financial statements.
3

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(A wholly owned subsidiary of New York Life Insurance Company)

STATUTORY STATEMENTS OF OPERATIONS

	Years Ended December 31,
	2019	2018	2017
	(in millions)
Income
Premiums	$13,344	$12,301	$13,392
Net investment income	4,300	4,075	3,934
Other income	969	920	900
Total income	18,613	17,296	18,226
Benefits and expenses
Benefit payments:
Death benefits	745	676	463
Annuity benefits	3,145	3,003	2,799
Surrender benefits	8,494	8,044	6,266
Other benefits	91	80	60
Total benefit payments	12,475	11,803	9,588
Additions to policy reserves	3,075	7,626	5,855
Net transfers to (from) separate accounts	698	(210)	240
Adjustment in funds withheld	—	(3,886)	189
Operating expenses	1,487	1,474	1,487
Total benefits and expenses	17,735	16,807	17,359
Gain from operations before federal and foreign income taxes	878	489	867
Federal and foreign income taxes	227	214	249
Net gain from operations	651	275	618
Net realized capital gains (losses), after taxes and transfers to interest maintenance reserve	(20)	(8)	34
Net income	$631	$267	$652

See accompanying notes to financial statements.
4

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(A wholly owned subsidiary of New York Life Insurance Company)

STATUTORY STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

	Years Ended December 31,
	2019	2018	2017
	(in millions)
Capital and surplus, beginning of year	$8,586	$9,187	$8,725
Net income	631	267	652
Change in net unrealized capital gains on investments	386	(73)	100
Change in nonadmitted assets	(93)	(160)	408
Change in asset valuation reserve	(348)	(24)	(137)
Change in net deferred income tax	109	153	(282)
Dividends to stockholder	—	(600)	(275)
Prior period corrections	89	(169)	—
Other adjustments, net	(5)	5	(4)
Capital and surplus, end of year	$9,355	$8,586	$9,187

See accompanying notes to financial statements.
5

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(A wholly owned subsidiary of New York Life Insurance Company)

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2019	2018	2017
	(in millions)
Cash flows from operating activities:
Premiums received	$13,351	$12,279	$13,378
Net investment income received	4,374	3,783	3,585
Other	954	910	899
Total received	18,679	16,972	17,862
Benefits and other payments	12,418	11,644	9,478
Net transfers to (from) separate accounts	766	(293)	302
Operating expenses	1,725	1,396	1,590
Federal income taxes	136	269	288
Total paid	15,045	13,016	11,658
Net cash from operating activities	3,634	3,956	6,204
Cash flows from investing activities:
Proceeds from investments sold	2,329	2,888	5,287
Proceeds from investments matured or repaid	12,174	10,107	10,985
Cost of investments acquired	(18,668)	(16,388)	(21,925)
Net change in policy loans	(17)	(29)	—
Net cash from investing activities	(4,182)	(3,422)	(5,653)
Cash flows from financing and miscellaneous activities:
Dividends to stockholder	—	(600)	(275)
Other miscellaneous uses	93	(254)	12
Net cash from financing and miscellaneous activities	93	(854)	(263)
Net increase (decrease) in cash, cash equivalents and short-term investments	(455)	(320)	288
Cash, cash equivalents and short-term investments, beginning of year	1,891	2,211	1,923
Cash, cash equivalents and short-term investments, end of year	$1,436	$1,891	$2,211

See accompanying notes to financial statements.
6

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(A wholly owned subsidiary of New York Life Insurance Company)

STATUTORY STATEMENTS OF CASH FLOWS (supplemental)

	Years Ended December 31,
	2019	2018	2017
	(in millions)
Supplemental disclosures of cash flow information:
Non-cash activities during the year not included in the Statutory Statements of Cash Flows:
Exchange/conversion of bonds to bonds	$498	$563	$336
Bond to be announced commitments - purchased/sold	$133	$—	$94
Capitalized interest on bonds	$132	$136	$136
Depreciation/amortization on fixed assets	$81	$73	$73
Exchange of bonds to stocks	$7	$2	$12
Capitalized interest on mortgage loans	$6	$2	$24
Merger/exchange/spinoff of equity investment to equity investment	$5	$19	$26
Transfer of bond investment to other invested assets	$—	$17	$26
Transfer of mortgage loans to other invested assets	$—	$—	$23
Other	$4	$14	$28

See accompanying notes to financial statements.
7

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
(A wholly-owned subsidiary of New York Life Insurance Company)
NOTES TO STATUTORY FINANCIAL STATEMENTS

December 31, 2019, 2018 and 2017
NOTE 1 - NATURE OF OPERATIONS

New York Life Insurance and Annuity Corporation (“the Company”), domiciled in the State of Delaware, is a direct, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). The Company’s primary business operations are its life and annuity business and its investment management activities. The Company offers a wide variety of interest sensitive and variable life insurance and annuity products to a large cross section of the insurance market. The Company markets its products in all 50 states of the United States of America and the District of Columbia, primarily through New York Life’s career agency force, with certain products also marketed through independent brokers, brokerage general agents and banks.

NOTE 2 - BASIS OF PRESENTATION

The accompanying financial statements have been prepared using accounting practices prescribed or permitted by the Delaware State Insurance Department (“DSID” or “statutory accounting practices”), which is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The DSID recognizes only statutory accounting practices prescribed or permitted by the State of Delaware for determining and reporting the financial position and results of operations of an insurance company and for determining its solvency under the Delaware State Insurance Law. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted practices by the State of Delaware. Prescribed statutory accounting practices include state laws and regulations. Permitted statutory accounting practices encompass accounting practices that are not prescribed; such practices differ from state to state, may differ from company to company within a state, and may change in the future. The Company has no permitted practices.

Prior Period Corrections

In 2018, the Company determined it understated reserves for a fixed deferred annuity product with guaranteed income benefits dating back to 2014. Management evaluated the adjustment and concluded while the Company's reserves in prior periods were understated, the understatement of reserves was not material to any previously reported annual financial statements. The Company recorded a prior period correction to reduce surplus by $169 million after-tax in 2018, reflecting the cumulative impact for the years 2017 and prior. During 2019, the Company continued to evaluate its reserves for the fixed deferred annuity product with guaranteed income benefits dating back to 2014. As a result of the further evaluation, the Company reduced its reserves and recorded a prior period correction to increase surplus by $64 million after-tax in 2019.
In 2019, the Company determined it had understated its federal income tax benefits related to income on certain investments in tax exempt municipal bonds. As a result, the Company recorded a prior period correction increasing surplus by $25 million in 2019, reflecting the impact for the years 2014-2018.

8

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 3 - SIGNIFICANT ACCOUNTING POLICIES
Use of Estimates
The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Management is also required to disclose contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results may differ from those estimates.
Bonds

Bonds other than loan-backed and structured securities are stated at amortized cost using the interest method. Bonds in or near default (rated NAIC 6) are stated at the lower of amortized cost or fair value. Refer to Note 9 - Fair Value Measurements for a discussion of the valuation approach and methods for bonds.

SVO-Identified bond Exchange Traded Funds ("ETFs") are stated at fair value and reported as bonds. Refer to Note 9 - Fair Value Measurements for discussion on the valuation approach and methods for bonds.

Loan-backed and structured securities, which are included in bonds, are valued at amortized cost using the interest method including current assumptions of projected cash flows. Loan-backed and structured securities in or near default (rated NAIC 6) are stated at the lower of amortized cost or fair value. Amortization of premium or accretion of discount from the purchase of these securities considers the estimated timing and amount of cash flows of the underlying loans, including prepayment assumptions based on data obtained from external sources or internal estimates. Projected future cash flows are updated monthly, and the amortized cost and effective yield of the securities are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. For high credit quality loan-backed and structured securities (those rated AA or above at the date of acquisition), the adjustments to amortized cost are recorded as a charge or credit to net investment income in accordance with the retrospective method. For loan-backed and structured securities that are not of high credit quality (those rated below AA at date of acquisition), certain floating rate securities and securities with the potential for a loss of a portion of the original investment due to contractual prepayments (e.g., interest only securities), the effective yield is adjusted prospectively for any changes in estimated cash flows.

All acquisitions of securities are recorded in the financial statements on a trade date basis except for the acquisitions of private placement bonds, which are recorded on the funding date.

Preferred Stocks

Preferred stocks in “good standing” (NAIC designation of 1 to 3) are valued at amortized cost. Preferred stocks “not in good standing” (NAIC designation of 4 to 6) are valued at the lower of amortized cost or fair value. Refer to Note 9 - Fair Value Measurements for a discussion of the valuation approach and methods for preferred stocks.

Common Stocks

Common stocks include the Company’s investments in unaffiliated stocks, which includes investments in shares of SEC registered investment funds as well as regulated foreign open-end investment funds, which are carried at fair value. Unrealized gains and losses are reflected in surplus, net of deferred taxes. Refer to Note 9 - Fair Value Measurements for a discussion of the valuation approach and methods for common stocks.

9

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 3 - SIGNIFICANT ACCOUNTING POLICIES (continued)

Other than Temporary Impairments

The cost basis of bonds and equity securities is adjusted for impairments in value that are deemed to be other than temporary. An other-than-temporary loss is recognized in net income when it is anticipated that the amortized cost will not be recovered. Factors considered in evaluating whether a decline in value is other than temporary include: (1) whether the decline is substantial; (2) the duration that the fair value has been less than cost; (3) the financial condition and near-term prospects of the issuer; and (4) the Company’s ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value.

When a bond (other than loan-backed and structured securities), preferred stock or common stock is deemed other-than-temporarily impaired, the difference between the investments’ amortized cost and its fair value is recognized as a realized loss and reported in net income if the loss is credit related, or deferred in the interest maintenance reserve ("IMR") if interest related for bonds.

For loan-backed and structured securities, the entire difference between the security’s amortized cost and its fair value is recognized in net income only when the Company (1) has the intent to sell the security or (2) it does not have the intent and ability to hold the security to recovery. If neither of these two conditions exists, a realized loss is recognized in net income for the difference between the amortized cost basis of the security and the net present value of projected future cash flows expected to be collected. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the loan-backed or structured security prior to impairment.

The determination of cash flow estimates in the net present value calculation is subjective and methodologies will vary, depending on the type of security. The Company considers all information relevant to the collectability of the security, including past events, current conditions, and reasonably supportable assumptions and forecasts in developing the estimate of cash flows expected to be collected. This information generally includes, but may not be limited to, the remaining payment terms of the security, estimated prepayment speeds, defaults, recoveries upon liquidation of the underlying collateral securing the notes, the financial condition of the issuer(s), credit enhancements and other third-party guarantees. In addition, other information, such as industry analyst reports and forecasts, sector credit ratings, the financial condition of the bond insurer for insured fixed income securities and other market data relevant to the collectability may also be considered, as well as the expected timing of the receipt of insured payments, if any. The estimated fair value of the collateral may be used to estimate recovery value if the Company determines that the security is dependent on the liquidation of the collateral for recovery.

The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an other-than-temporary impairment ("OTTI"), the impaired bond security is accounted for as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis may be accreted (or amortized) into net investment income in future periods based on prospective changes in cash flow estimates, to reflect adjustments to the effective yield.

Mortgage Loans

Mortgage loans on real estate are carried at unpaid principal balances, net of discounts, premiums, deferred origination fees related to points, and specific valuation allowances, and are collateralized. Specific valuation allowances are established for the excess carrying value of the mortgage loan over the estimated fair value of the collateral as an unrealized loss in surplus, when it is probable that based on current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Fair value of the collateral is estimated by performing an internal or external current appraisal. If impairment is deemed to be other-than-temporary, which can include a loan modification that qualifies as a troubled debt restructuring (“TDR”), a direct write-down is recognized as a realized loss reported in net income, and a new cost basis for the individual mortgage loan, which is equal to the fair value of the collateral, less costs to obtain and sell, is established. Refer to Note 9 - Fair Value Measurements for a discussion of the valuation approach and methods for mortgage loans.

10

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 3 - SIGNIFICANT ACCOUNTING POLICIES (continued)

The Company accrues interest income on mortgage loans to the extent it is deemed collectible. The Company places loans on non-accrual status, and ceases to recognize interest income when management determines that the collection of interest and repayment of principal is not probable. Any accrued but uncollected interest is reversed out of interest income once a loan is put on non-accrual status. Interest payments received on mortgage loans where interest payments have been deemed uncollectible are recognized on a cash basis and recorded as interest income. If a determination is made that the principal will not be collected, the interest payment received is used to reduce the principal balance. If a mortgage loan has any investment income due and accrued that is 90 days past due and collectible, the investment income will continue to accrue but all accrued interest related to the mortgage loan is reported as a nonadmitted asset, until such time that it has been paid or is deemed uncollectible.

Policy Loans

Policy loans are stated at the aggregate balance due. The excess of the unpaid balance of a policy loan that exceeds the cash surrender value is nonadmitted.

Other Invested Assets

Investments in limited partnerships and limited liability companies, including equity investments in affiliated entities organized as limited liability companies, which have admissible audits are carried at the underlying audited equity of the investee. The financial statements of equity method investees are usually not received in time for the Company to apply the equity method at each reporting period. Therefore, the equity pick-up on these investments has been recorded on a one to three-month lag.

The cost basis of limited partnerships and limited liability companies is adjusted for impairments in value deemed to be other-than-temporary, with the difference between cost and carrying value, which approximates fair value, recognized as a realized loss reported in net income. The new cost basis of an impaired limited partnership or limited liability company is not adjusted for subsequent increases in the underlying audited equity of the investee.

Dividends and distributions from limited partnerships and limited liability companies, other than those deemed a return of capital, are recorded in net investment income. Undistributed earnings are included in unrealized gains and losses and are reflected in surplus, net of deferred taxes.

Low-Income Housing Tax Credit (“LIHTC”) investments, which are included in other invested assets, are recorded at proportional amortized cost and include remaining unfunded commitments. The carrying value of the investment is amortized into income in proportion to the actual and projected future amounts of tax credits and deductible losses. The amortization is recorded through net investment income.

Real estate includes properties that are directly-owned and real estate property investments that are directly and wholly-owned through a limited liability company and meet certain criteria. Real estate held for the production of income is stated at cost less accumulated depreciation and encumbrances. Real estate held for sale is stated at the lower of cost less accumulated depreciation or fair value, less encumbrances and estimated costs to sell. If there is an indication that the carrying amount of the real estate may not be recoverable, then it must be tested for impairment. If the carrying amount of a real estate investment exceeds its undiscounted cash flows, an OTTI is recorded as a realized loss in net income, calculated as the difference between the carrying amount of the real estate investment and the fair value of the real estate investment. Depreciation of real estate held for the production of income is calculated using the straight-line method over the estimated lives of the assets, generally 40 years. Costs of permanent improvements are depreciated over their estimated useful life.

11

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 3 - SIGNIFICANT ACCOUNTING POLICIES (continued)

Derivative Instruments

Derivative instruments that qualify and are designated for hedge accounting are valued in a manner consistent with the items being hedged. Periodic payments and receipts on these derivatives are recorded on an accrual basis within net investment income for hedges of fixed income securities, other income for hedges of liabilities, and net realized capital gains and losses for hedges of net investments in foreign operations. Net realized gains and losses are recognized upon termination or maturity of these contracts in a manner consistent with the hedged item and when subject to the IMR, are transferred to the IMR, net of taxes.

To qualify for hedge accounting, the hedge relationship is designated and formally documented at inception, which means any time prior to the first quarterly hedge effectiveness assessment date, by detailing the particular risk, management objective and strategy for the hedge. This includes the item and risk that is being hedged, the derivative that is being used, as well as how effectiveness is being assessed. A derivative must be highly effective in accomplishing the objective of offsetting either changes in fair value or cash flows for the risk being hedged. The hedging relationship is considered highly effective if the changes in fair value or cash flows of the hedging instrument are within 80% to 125% of the inverse changes in the fair value or cash flows of the hedged item. The Company formally assesses effectiveness of its hedging relationships both at the hedge inception and on a quarterly basis over the life of the hedge relationship in accordance with its risk management policy. The Company assesses hedge effectiveness qualitatively on a quarterly basis if (1) the initial quantitative prospective assessment demonstrates that the relationship is expected to be highly effective and (2) at inception, the Company is able to reasonably support an expectation of high effectiveness on a qualitative basis in subsequent periods. The Company continually assesses the credit standing of the derivative counterparty and, if the counterparty is deemed to be no longer creditworthy, the hedge relationship will no longer be considered effective.
The Company discontinues hedge accounting prospectively if: (1) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item; (2) the derivative expired or is sold, terminated, or exercised; (3) it is probable that the forecasted transaction will not occur, or (4) management determines that designation of the derivative as a hedge instrument is no longer appropriate.
Derivative instruments that do not qualify or are not designated for hedge accounting are carried at fair value and changes in fair value are recorded in surplus as unrealized gains and losses, net of deferred taxes. Periodic payments and receipts on these derivatives are recorded on an accrual basis within net investment income for hedges of fixed income securities and other income for hedges of liabilities and net realized capital gains and losses for hedges of foreign net investments and credit default swaps. Upon termination or maturity the gains or losses on these contracts are recognized in net realized capital gains and losses, net of taxes. Realized gains or losses on terminated or matured derivatives, which are subject to the IMR, are transferred to the IMR, net of taxes.
Cash, Cash Equivalents and Short-term Investments

Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments that have original maturities of three months or less at date of purchase and are carried at amortized cost. Cash and cash equivalents also include money market mutual funds which are stated at fair value. Short-term investments consist of securities with remaining maturities of one year or less, but greater than three months at the time of acquisition and are carried at amortized cost, which approximates fair value.

Asset Valuation Reserve ("AVR") and IMR

The AVR is used to stabilize surplus from fluctuations in the market value of bonds, stocks, mortgage loans, real estate, limited partnerships and other investments. Changes in the AVR are accounted for as direct increases or decreases in surplus. The IMR captures interest related realized gains and losses on sales (net of taxes) of bonds, preferred stocks mortgage loans, interest related other-than-temporary impairments (net of taxes) and realized gains or losses (net of taxes) on terminated interest rate related derivatives which are amortized into net income over the expected years to maturity of the investments sold or the item being hedged using the grouped method. An interest related other-than-temporary impairment occurs when the Company has the intent to sell an investment, at the reporting date, before recovery of the cost of the

12

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 3 - SIGNIFICANT ACCOUNTING POLICIES (continued)

investment. For loan-backed and structured securities, the non-interest related other-than-temporary impairment is booked to the AVR, and the interest related portion to the IMR.
Loaned Securities and Repurchase Agreements
The Company enters into securities lending agreements whereby certain investment securities are loaned to third-parties. Securities loaned are treated as financing arrangements. With respect to securities loaned, in order to reduce the Company’s risk under these transactions, the Company requires initial cash collateral equal to 102% of the fair value of domestic securities loaned. The Company records an offsetting liability in amounts payable under security lending agreements. The Company monitors the fair value of securities loaned with additional collateral obtained as necessary. The borrower of the loaned securities is permitted to sell or repledge those securities.

The Company enters into dollar roll repurchase agreements to sell and repurchase securities. Assets to be repurchased are the same, or substantially the same, as the assets sold. The Company agrees to sell securities at a specified price and repurchase the securities at a lower price. The Company receives cash in the amount of the sales proceeds and establishes a liability equal to the repurchase amount. The difference between the sale and repurchase amounts represents deferred income which is earned over the life of the agreement. The liability for repurchasing the assets is included in other liabilities.

The Company enters into tri-party reverse repurchase agreements to purchase and resell short-term securities. The Company receives securities as collateral, having a fair value at least equal to 102% of the purchase price paid by the Company for the securities and the Company’s designated custodian takes possession of this collateral. The Company is not permitted to sell or repledge these securities. The collateral is not recorded on the Company’s financial statements. However, if the counterparty defaults, the Company would then exercise its rights with respect to the collateral, including a sale of the collateral. The fair value of the securities held as collateral is monitored daily and additional collateral is obtained, where appropriate, to protect against credit exposure. The Company records the amount paid for securities purchased under agreements to resell in cash, cash equivalents and short-term investments.
Premiums and Related Expenses
Life premiums are recognized as revenue when due. Annuity considerations are recognized as revenue when received. Commissions and other costs associated with acquiring new business are charged to operations as incurred. Amounts received or paid under deposit type contracts without mortality or morbidity risk are not reported as income or benefits but are recorded directly as an adjustment to the liability for deposit funds.
Net Investment Income
Income from investments, including amortization of premium, accrual of discount and similar items, is recorded within net investment income, unless otherwise stated herein.
Policy Reserves
Policy reserves are based on mortality tables and valuation interest rates, which are consistent with statutory requirements and are designed to be sufficient to provide for contractual benefits. The Company holds reserves greater than those developed under the minimum statutory reserving rules when the valuation actuary determines that the minimum statutory reserves are inadequate. Actual results could differ from these estimates and may result in the establishment of additional reserves. The valuation actuary monitors actual experience and, where circumstances warrant, revises assumptions and the related estimates for policy reserves. Refer to Note 12 - Insurance Liabilities for discussion of reserves in excess of minimum NAIC requirements.

13

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 3 - SIGNIFICANT ACCOUNTING POLICIES (continued)

Federal Income Taxes
Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years. Deferred federal income tax assets (“DTAs”) and deferred federal income tax liabilities (“DTLs”) are recognized for expected future tax consequences of temporary differences between statutory and taxable income. Temporary differences are identified and measured using a balance sheet approach whereby statutory and tax balance sheets are compared. Changes in DTAs and DTLs are recognized as a separate component of surplus (except for the net deferred tax asset related to unrealized gains, which is included in unrealized gains and losses). Net DTAs are admitted to the extent permissible under NAIC SAP. Gross DTAs are reduced by a statutory valuation allowance, if it is more likely than not that some portion or all of the gross DTA will not be realized. The Company is required to establish a tax loss contingency if it is more likely than not that a tax position will not be sustained. The amount of the contingency reserve is management’s best estimate of the amount of the original tax benefit that could be reversed upon audit, unless the best estimate is greater than 50% of the original tax benefit, in which case the reserve is equal to the entire tax benefit.

The Company is a member of an affiliated group, which files a consolidated federal income tax return with New York Life. The consolidated income tax provision or benefit is allocated among the members of the group in accordance with a tax allocation agreement. This tax allocation agreement provides that the Company computes its share of the consolidated tax provision or benefit, in general, on a separate company basis, and may, where applicable, include the tax benefits of operating or capital losses utilizable in the New York Life's consolidated returns. Intercompany tax balances are settled quarterly on an estimated basis with a final settlement occurring within 30 days of the filing of the consolidated tax return. Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years.

On December 22, 2017, the Tax Cuts and Jobs Act (“TCJA”) was signed into law, making significant changes to the U.S. Internal Revenue Code ("IRC").

On February 8, 2018, the NAIC issued Interpretation 18-01 ("INT 18-01") to address the reporting and updating of estimates that companies are required to reflect as various accounting adjustments in their financial statements as a result of the TCJA. This guidance provides that, although some accounting computations may be considered complete, other accounting computations or assessments may be considered incomplete when the financial statements are filed. As such, for those items which are incomplete but for which a reasonable estimate can be made, those amounts should be recorded as provisional in the financial statements not to extend beyond one year of the TCJA enactment date of December 22, 2017. See Note 16 - Income Taxes for additional information on the TCJA and the INT 18-01 provisional amounts.
Separate Accounts
The Company has established both non-guaranteed and guaranteed separate accounts with varying investment objectives which are segregated from the Company’s general account and are maintained for the benefit of separate accounts policyholders. Assets held in non-guaranteed separate accounts are stated at market value. Assets held in guaranteed separate accounts are carried at the same basis as the general account up to the value of policyholder reserves and at fair value thereafter.

The liability for separate accounts represents policyholders’ interests in the separate accounts assets, excluding liabilities representing due and accrued transfers to the general account. The liability for non-guaranteed separate accounts represents policyholders’ interests in the separate accounts assets, including accumulated net investment income and realized and unrealized gains and losses on those assets. For the guaranteed separate accounts, the liability represents amounts due to policyholders pursuant to the terms of the contract.
Other Assets and Liabilities
Other assets primarily consist of net DTAs and other receivables.

14

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 3 - SIGNIFICANT ACCOUNTING POLICIES (continued)

Other liabilities primarily consist of payable to parent, derivative liabilities, amounts payable for undelivered securities and reinsurance payables.
Nonadmitted Assets
Under statutory accounting practices, certain assets are designated as nonadmitted assets and are not included in the accompanying Statutory Statements of Financial Position since these assets are not permitted by the DSID to be taken into account in determining the Company’s financial condition.

Nonadmitted assets typically include agents’ debit balances, DTAs not realizable within three years, and receivables over ninety days past due. Changes to nonadmitted assets are reported as a direct adjustment to surplus in the accompanying Statutory Statements of Changes in Surplus.
Fair Value of Financial Instruments and Insurance Liabilities
Fair value of various assets and liabilities are included throughout the notes to the financial statements. Specifically, fair value disclosure of investments held is reported in Note 6 - Investments. Fair values for derivative instruments are included in Note 7 - Derivative Instruments and Risk Management. Fair values for insurance liabilities are reported in Note 12 - Insurance Liabilities. The aggregate fair value of all financial instruments summarized by type is included in Note 9 - Fair Value Measurements.
Contingencies
Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable.

At the inception of a guarantee, the Company recognizes an initial liability at fair value for the obligations it has undertaken, regardless of the probability of performance under the guarantee.
Foreign Currency Transactions
For foreign currency items, income and expenses are translated at the average exchange rate for the period, while assets and liabilities are translated using the spot rate in effect at the date of the statements. Changes in the asset and liability values due to fluctuations in foreign currency exchange rates are recorded as unrealized capital gains and losses in surplus until the asset is sold or exchanged or the liability is settled. Upon settlement, previously recorded unrealized capital gains and losses are reversed, and the foreign exchange gain or loss for the entire holding period is recorded as a realized capital gain or loss in net income.

NOTE 4 - BUSINESS RISKS AND UNCERTAINTIES

The Company is exposed to an array of risks, including, but not limited to, regulatory actions, financial risk, risks associated with its investments and operational risk, including cyber security.

The Company is regulated by the insurance departments of the states and territories where it is licensed to do business. Although the federal government does not directly regulate the business of insurance, federal legislation and administrative policies can significantly and adversely affect the insurance industry and the Company. The Company is unable to predict whether any administrative or legislative proposals, at either the federal or state level, will be adopted in the future, or the effect, if any, such proposals would have on the Company.

The Company's insurance liabilities and assets under management are exposed to market risk, policyholder behavior risk and mortality/longevity risk. Market volatility and other equity market conditions may affect the Company’s exposure to risks related to guaranteed death benefits and guaranteed living benefits on variable annuity and certain variable universal life products. Furthermore, the level of sales of the Company’s insurance and investment products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, and terms and conditions of competing products.

15

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 4 - BUSINESS RISKS AND UNCERTAINTIES (continued)

The Company is exposed to the risks normally associated with an investment portfolio, which include interest rate, liquidity, credit and counterparty risks. The Company controls its exposure to these risks by, among other things, closely monitoring and managing the duration and cash flows of its assets and liabilities, maintaining a large percentage of its portfolio in highly liquid securities, engaging in a disciplined process of underwriting, reviewing and monitoring credit risk, and by devoting significant resources to develop and periodically update its risk management policies and procedures.

The Company relies on technology systems and solutions to conduct business and to retain, store, protect, and manage confidential information. The failure of the Company’s technology systems and solutions, or those of a vendor, for any reason has the potential to disrupt its operations, result in the loss of customer business, damage the Company’s reputation, and expose the Company to litigation and regulatory action, all of which could adversely impact its profitability.

NOTE 5 - RECENT ACCOUNTING PRONOUNCEMENTS

Changes in Accounting Principles

Accounting changes adopted to conform to the provisions of NAIC SAP or other state prescribed accounting practices are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is generally reported as an adjustment to unassigned surplus in the period of the change in accounting principle. Generally, the cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods. There were no significant accounting changes in 2019 or 2018.

In 2018, the NAIC adopted revisions to the disclosure requirements under SSAP 51R “Life Contracts,” SSAP 52 “Deposit-Type Contracts” and SSAP 61 “Life, Deposit-type and Accident and Health Reinsurance.” The adopted revisions require new disclosures on liquidity for life products and variable annuity products. The new disclosures, which are required in 2019, have been included in Note 12 - Insurance Liabilities.

In 2019, the NAIC adopted revisions to the required disclosures under SSAP 100R “Fair Value.” The revisions adopt with modification new fair value disclosure changes under U.S. GAAP. The new requirements eliminate some previously required disclosures and provide clarification on disclosures for investments where the net asset value ("NAV") as a practical expedient to fair value is used for investments in funds that meet certain criteria. The updated disclosures have been reflected in Note 9 - Fair Value Measurements.

In 2019, the NAIC adopted revisions to SSAP 86 “Derivatives.” The revisions incorporate the hedge effectiveness documentation provisions reflected under U.S. GAAP. The revisions, among others, allow companies to perform subsequent assessments of hedge effectiveness qualitatively if certain conditions are met and allow companies more time to perform the initial quantitative hedge effectiveness assessment. The adoption of this guidance did not have an impact on the Company.
Future Adoption of New Accounting Pronouncement
In 2016, the NAIC announced that enough states had passed the new standard valuation law to make the Principle Based Reserving ("PBR") valuation manual operative. Under PBR for life products (VM-20), companies will hold the higher of; a) the reserve using prescribed assumptions or b) the reserve computed using a single prescribed economic scenario or c) the reserve based on a wide range of future economic conditions. Under PBR for variable annuity products (VM-21), the reserve is the higher of: a) the reserve based on a wide range of future economic conditions computed using prescribed experience factors and b) the reserve based on a wide range of future economic conditions computed using justified company experience factors. For life products, the new standards are mandatory for policies issued on or after January 1, 2020. For variable annuity products, the new standards are mandatory for old and new business as of January 1, 2020.  Since VM-21 applies to all inforce variable annuity business and not just new business, companies are allowed a 3-year phase-in period, which allows companies to linearly grade to the January 1, 2020 impact over 3 years through 2022. The Company is currently assessing the impact of adopting PBR.

16

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 6 - INVESTMENTS

Bonds
The carrying value and estimated fair value of bonds by maturity at December 31, 2019 and 2018 were as follows (in millions):

	2019		2018
	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
Due in one year or less	$5,067	$5,144	$4,523	$4,540
Due after one year through five years	27,360	28,263	24,938	24,904
Due after five years through ten years(1)	31,810	33,388	31,247	30,718
Due after ten years	24,394	27,017	24,212	24,376
Total	$88,631	$93,812	$84,920	$84,538
(1) Includes an affiliated bond issued by Madison Capital Funding LLC (“MCF”). Refer to Note 11 - Related Party Transactions for a more detailed discussion of related party investments.

Corporate bonds are shown based on contractual maturity. Expected maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations with or without call or prepayment penalties. Mortgage and asset-backed securities ("ABS") are not due at a single maturity date and therefore are shown based on the expected cash flows of the underlying loans, which includes estimates of anticipated future prepayments.

In addition to the information disclosed above, short-term investments with a carrying value of $44 million and $8 million at December 31, 2019 and 2018, respectively, and cash equivalents with a carrying value of $1,528 million and $2,056 million at December 31, 2019 and 2018, respectively are due in one year or less. Carrying value approximates fair value for these investments.

At December 31, 2019 and 2018, the distribution of gross unrealized gains and losses on bonds were as follows (in millions):

	2019
	Carrying Value	Unrealized Gains	Unrealized Losses	Estimated Fair Value
U.S. governments	$5,336	$343	$23	$5,656
All other governments	272	26	—	298
U.S. special revenue and special assessment	16,064	1,509	21	17,553
Industrial and miscellaneous unaffiliated	64,808	3,441	95	68,155
Parent, subsidiaries, and affiliates	2,151	—	—	2,150
Total	$88,631	$5,319	$139	$93,812

17

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 6 - INVESTMENTS (continued)

	2018
	Carrying Value	Unrealized Gains	Unrealized Losses	Estimated Fair Value
U.S. governments	$5,731	$194	$135	$5,790
All other governments	314	22	2	334
U.S. special revenue and special assessment	15,451	585	280	15,756
Industrial and miscellaneous unaffiliated	61,515	787	1,554	60,748
Parent, subsidiaries, and affiliates	1,909	1	—	1,910
Total	$84,920	$1,589	$1,971	$84,538
Common and Preferred Stocks

The carrying value of and change in unrealized gains (losses) generated by common and preferred stocks at December 31, 2019, 2018 and 2017 were as follows (in millions):

	2019		2018
	Carrying Value	Change in Unrealized Gains (Losses)	Carrying Value	Change in Unrealized Gains (Losses)
Common stocks	$1,644	$239	$1,315	$(142)
Preferred stocks	13	—	12	—
Total	$1,657	$239	$1,327	$(142)
Mortgage Loans
The Company’s mortgage loans are diversified by property type, location and borrower, and are collateralized. The maximum and minimum lending rates for new commercial mortgage loans funded during 2019 were 6.4% and 3.0% and funded during 2018 were 8.4% and 3.4%, respectively. The maximum percentage of any one commercial loan to the value of the collateral at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages was 92.4% (average percentage was 53.4% and 52.7% at December 31, 2019 and 2018, respectively). The maximum percentage of any residential loan to the value of the collateral at the time of the loan was 80% (average percentage was 50.4% and 49.3% at December 31, 2019 and 2018, respectively). The Company has no significant credit risk exposure to any one individual borrower.

The majority of the Company's commercial mortgage loans were held in a form of participations with the carrying value of $14,598 million and $14,088 million at December 31, 2019 and 2018, respectively. These loans were originated or acquired by New York Life. For residential mortgages, the carrying value of participations with New York Life were $1 million and $2 million at December 31, 2019 and 2018, respectively. Refer to Note 11- Related Party Transactions for more details.

18

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 6 - INVESTMENTS (continued)

At December 31, 2019 and 2018, the distribution of the mortgage loan portfolio by property type and geographic location were as follows ($ in millions):

	2019		2018
	Carrying Value	% of Total	Carrying Value	% of Total
Property Type:
Apartment buildings	$4,729	32.2%	$4,597	32.4%
Office buildings	4,101	27.9	4,150	29.2
Retail facilities	3,277	22.3	3,364	23.7
Industrial	2,329	15.8	1,866	13.1
Hotels	239	1.6	202	1.4
Residential	16	0.2	24	0.2
Other	6	—	6	—
Total	$14,697	100.0%	$14,210	100.0%

	2019		2018
	Carrying Value	% of Total	Carrying Value	% of Total
Geographic Location:
Central	$3,754	25.5%	$3,520	24.8%
South Atlantic	3,273	22.3	3,562	25.1
Pacific	3,255	22.1	2,916	20.5
Middle Atlantic	3,249	22.1	3,030	21.3
New England	1,148	7.8	1,183	8.3
Other	18	0.2	—	—
Total	$14,697	100.0%	$14,210	100.0%

At December 31, 2019 and 2018, $1 million and $3 million, respectively, of mortgage loans were past due 90 days and over.

The Company maintains a watchlist of commercial loans that may potentially be impaired. The general guidelines analyzed to include commercial loans within the watchlist are loan-to-value ratio (“LTV”), asset performance such as debt service coverage ratio, lease rollovers, income/expense hurdles, major tenant or borrower issues, the economic climate, and catastrophic events, among others. Loans placed on the watchlist generally take priority in being revalued in the Company’s inspection/evaluation commercial loan program that revalues properties securing commercial mortgage loans. The guideline for analyzing residential loans occurs once a loan is 60 or more days delinquent. At that point, an appraisal or broker’s price opinion of the underlying asset is obtained.

19

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 6 - INVESTMENTS (continued)

Fair value of the collateral for commercial mortgages (excluding credit loans) over $5 million is updated every three years, unless a more current appraisal is warranted and commercial mortgages less than $5 million have an on-site inspection performed by an external inspection service every 3 years. If the loan is determined to be troubled, the loan is more frequently monitored as to its status. LTV, which is based on collateral values, is deemed as one of the key mortgage loan indicators to assess credit quality and to assist in identifying problem loans. At December 31, 2019 and 2018, LTVs on the Company’s mortgage loans were as follows (in millions):

	2019
Loan to Value % (By Class)	Apartment Buildings	Office Buildings	Retail Facilities	Industrial	Hotels	Residential	Other	Total
Above 95%	$—	$—	$128	$—	$—	$—	$—	$128
91% to 95%	—	—	—	—	—	—	—	—
81% to 90%	—	—	—	—	—	—	—	—
71% to 80%	516	123	26	—	—	—	—	665
Below 70%	4,213	3,978	3,123	2,329	239	16	6	13,904
Total	$4,729	$4,101	$3,277	$2,329	$239	$16	$6	$14,697

	2018
Loan to Value % (By Class)	Apartment Buildings	Office Buildings	Retail Facilities	Industrial	Hotels	Residential	Other	Total
Above 95%	$—	$—	$—	$—	$—	$—	$—	$—
91% to 95%	—	—	—	—	—	—	—	—
81% to 90%	—	43	—	—	—		—	43
71% to 80%	491	—	126	—	—	3	—	620
Below 70%	4,106	4,108	3,238	1,866	202	21	6	13,547
Total	$4,597	$4,151	$3,364	$1,866	$202	$24	$6	$14,210

At December 31, 2019 and 2018, impaired mortgage loans were as follows (in millions):

	2019
Type	Impaired Loans with Allowance for Credit Losses	Related Allowance	Impaired Loans Without Allowance for Credit Losses	Average Recorded Investment	Interest Income Recognized	Interest Income on a Cash Basis During the Period
Residential	$—	$—	$1	$2	$—	$—
Commercial	128	(17)	—	5	—	—
Total	$128	$(17)	$1	$7	$—	$—

	2018
Type	Impaired Loans with Allowance for Credit Losses	Related Allowance	Impaired Loans Without Allowance for Credit Losses	Average Recorded Investment	Interest Income Recognized	Interest Income on a Cash Basis During the Period
Residential	$—	$—	$3	$3	$—	$—
Commercial	—	—	—	—	—	—
Total	$—	$—	$3	$3	$—	$—

20

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 6 - INVESTMENTS (continued)

Other Invested Assets
The carrying value of other invested assets at December 31, 2019 and 2018 consisted of the following (in millions):

	2019	2018
Investment in MCF	$676	$630
Limited partnerships and limited liability companies	665	503
Other investments	128	125
Real estate investment property(1)	101	57
LIHTC investments	53	66
Total other invested assets	$1,623	$1,381
(1) At December 31, 2019 and 2018, the Company had $1 million and $1 million, respectively, of real estate that was held for sale, which consisted of residential properties acquired through foreclosure.

Net investment income (loss) and change in unrealized gains for other invested assets for the years ended December 31, 2019, 2018 and 2017 consisted of the following (in millions):

	2019		2018		2017
	Net Investment Income (Loss)	Unrealized Gains (Losses)(1)	Net Investment Income (Loss)	Unrealized Gains (Losses)(1)	Net Investment Income (Loss)	Unrealized Gains (Losses)(1)
Investment in MCF	$99	$46	$77	$29	$63	$28
Limited partnerships and limited liability companies	16	40	4	—	39	9
Other investments	6	—	6	—	5	1
Real estate investment property	9	—	4	—	4	—
LIHTC investments	(14)	—	(16)	—	(36)	—
Total other invested assets	$116	$86	$75	$29	$75	$38
(1) Includes unrealized foreign exchange gains (losses) of ($4) million, less than $1 million, and $1 million in 2019, 2018, and 2017, respectively.

Limited partnerships and limited liability companies primarily consist of limited partnership interests in mezzanine funds, wind energy investments, and other equity investments. Distributions, other than those deemed a return of capital, are recorded as Net investment income in the accompanying Statutory Statements of Operations. Undistributed earnings are included in unrealized gains and losses in surplus.

Investment in MCF consists of the Company's equity investment in this affiliate. The Company owns a majority interest in MCF. Dividends are recorded in Net investment income in the accompanying Statutory Statements of Operations when declared and changes in the equity of this investment are recorded in unrealized gains and losses in surplus. Refer to Note 11 - Related Party Transactions for more details on other transactions held with MCF.

Other investments consist primarily of investments in surplus notes and other investments with characteristics of debt. Interest earned on these investments is included in Net investment income in the accompanying Statutory Statements of Operations.

21

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 6 - INVESTMENTS (continued)

The Company receives tax credits related to its investments in LIHTC partnerships. The Company’s unexpired tax credits on its investments in LIHTC expire within a range of 3 year to 10 years. During 2019 and 2018, the Company recorded amortization on these investments under the proportional amortized cost method of $14 million and $16 million, respectively. The Company recorded tax credits and other tax benefits on these investments of $18 million, $26 million, and $34 million for 2019, 2018 and 2017, respectively. The minimum holding period required for the Company’s LIHTC investments extends from 3 years to 12 years. The LIHTC investments are periodically subject to regulatory reviews by housing authorities where the properties are located. The Company is not aware of any adverse issues related to such regulatory reviews The Company's investment in LIHTC partnerships includes $9 million and $11 million of unfunded commitments at December 31, 2019 and 2018, respectively.
Assets on Deposit or Pledged as Collateral
At December 31, 2019 and 2018, the Company’s restricted assets (including pledged collateral) were as follows ($ in millions):

	2019
	Gross (Admitted and Nonadmitted) Restricted					Percentage
Restricted Asset Category	Total General Account (G/A)	Total From Prior Year	Increase (Decrease)	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted and Non-admitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Collateral held under security lending agreements	$675	$675	$—	$—	$675	0.41%	0.41%
Subject to reverse repurchase agreements	220	220	—	—	220	0.13%	0.13%
Subject to dollar repurchase agreements	1	—	1	—	1	0.00%	0.00%
Letter stock or securities restricted as to sale - excluding Federal Home Loan Bank (“FHLB”) capital stock	20	19	1	—	20	0.01%	0.01%
FHLB capital stock	28	28	—	—	28	0.02%	0.02%
On deposit with states	4	3	1	—	4	0.00%	0.00%
Total restricted assets	$948	$945	$3	$—	$948	0.57%	0.58%

22

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 6 - INVESTMENTS (continued)

	2018
	Gross (Admitted and Nonadmitted) Restricted					Percentage
Restricted Asset Category	Total General Account (G/A)	Total From Prior Year	Increase (Decrease)	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted and Non-admitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Collateral held under security lending agreements	$675	$675	$—	$—	$675	0.44%	0.44%
Subject to reverse repurchase agreements	220	223	(3)	—	220	0.14%	0.14%
Letter stock or securities restricted as to sale - excluding FHLB capital stock	19	7	12	—	19	0.01%	0.01%
FHLB capital stock	28	26	2	—	28	0.02%	0.02%
On deposit with states	3	4	(1)	—	3	0.00%	0.00%
Total restricted assets	$945	$935	$10	$—	$945	0.61%	0.62%
Loaned Securities and Repurchase Agreements
The Company participates in securities lending programs whereby securities, which are included in investments, are loaned to third parties for the purpose of enhancing income on securities held through reinvestment of cash collateral received upon lending. For securities lending transactions, the Company requires initial collateral, usually in the form of cash, equal to 102% of the fair value of domestic securities loaned. The borrower of the loaned securities is permitted to sell or repledge those securities. At December 31, 2019 and 2018, the Company recorded cash collateral received under these agreements of $675 million, and established a corresponding liability for the same amount, which is included in Amounts payable under security lending agreements in the accompanying Statutory Statements of Financial Position. For securities lending transactions, the carrying value of securities classified as bonds and on loan at December 31, 2019 was $625 million, with a fair value of $659 million. At December 31, 2018, the carrying value was $685 million, with a fair value of $659 million. The reinvested collateral is reported in bonds, Cash equivalent and short-term investments in the accompanying Statutory Statements of Financial Position. The total fair value of all reinvested collateral positions was $691 million and $687 million at December 31, 2019 and 2018, respectively.

The Company participates in dollar repurchase agreements to sell and repurchase securities. The purchaser of the securities is permitted to sell or repledge those securities. The liability for repurchasing the assets is included in Borrowed money in the accompanying Statutory Statements of Financial Position. At December 31, 2019, the Company was a party to dollar repurchase agreements in the general account for $1 million. At December 31, 2018, the Company did not have any dollar repurchase agreements in the general account. At December 31, 2019 and 2018, the Company was not a party to any dollar repurchase agreements in the separate accounts.

At December 31, 2019, the carrying value and fair value of securities held under agreements to purchase and resell was $220 million, which were classified as tri-party reverse repurchase agreements and included with Cash, cash equivalents and short-term investments in the accompanying Statutory Statements of Financial Position. The securities had a weighted average maturity of two days and a weighted average yield of 1.5%. At December 31, 2018, the carrying value and fair value of securities held under agreements to purchase and resell was $220 million, which were classified as tri-party reverse repurchase agreements and included with Cash, cash equivalents and short-term investments in the accompanying Statutory Statements of Financial Position. The securities had a weighted average maturity of two days and a weighted average yield of 2.9%.

23

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 6 - INVESTMENTS (continued)

Collateral Received
At December 31, 2019 and 2018, assets received as collateral are reflected within the accompanying Statutory Statements of Financial Position, along with a liability to return such collateral were as follows ($ in millions):

	2019
Cash Collateral Assets	Book/Adjusted Carrying Value	Fair Value	% Total Assets (Admitted and Nonadmitted)	% Total Admitted Assets
Securities lending	$675	$675	0.6%	0.6%
Derivatives	337	337	0.3	0.3
Cash received on repurchase transactions	1	1	—	—
Total	$1,013	$1,013	0.8%	0.8%

	2018
Cash Collateral Assets	Book/Adjusted Carrying Value	Fair Value	% Total Assets (Admitted and Nonadmitted)	% Total Admitted Assets
Securities lending	$675	$675	0.6%	0.6%
Derivatives	307	307	0.3	0.3
Total	$982	$982	0.9%	0.9%

Cash received on securities lending transactions and repurchase agreements is then reinvested in short-term investments and bonds with various maturities.

	2019		2018
Recognized Liability to Return Collateral	Amount	% Total Liabilities	Amount	% Total Liabilities
Amounts payable under securities lending agreements	$675	0.6%	$675	0.6%
Other liabilities (derivatives)	331	0.3	302	0.3
Separate accounts liabilities (derivatives)	6	—	5	—
Borrowed money (repurchase agreements)	1	—	—	—
Total	$1,013	0.9%	$982	0.9%

24

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 6 - INVESTMENTS (continued)

Composition of Collateral Received
The following table presents the terms and amounts of cash collateral received under security lending transactions and dollar repurchase agreements for the following types of securities loaned at December 31, 2019 and 2018 (in millions):

	2019
	Remaining Contractual Maturity of the Agreements
	Open	30 days or less		31 to 60 days	61 to 90 days	Greater than 90 days	Total
US. Treasury	$30	$—		$—	$—	$—	$30
U.S. government corporation & agencies	14	1	(1)	—	—	—	15
Foreign governments	1	—		—	—	—	1
U.S. corporate	555	—		—	—	—	555
Foreign corporate	75	—		—	—	—	75
Non-agency ABS	—	—		—	—	—	—
Total general account securities lending transactions	$675	$1		$—	$—	$—	$676
(1) Represents dollar repurchase agreements in the general account

	2018
	Remaining Contractual Maturity of the Agreements
	Open	30 days or less	31 to 60 days	61 to 90 days	Greater than 90 days	Total
US. Treasury	$58	$—	$—	$—	$—	$58
U.S. government corporation & agencies	38	—	—	—	—	38
Foreign governments	5	—	—	—	—	5
U.S. corporate	471	—	—	—	—	471
Foreign corporate	103	—	—	—	—	103
Non-agency ABS	—	—	—	—	—	—
Total general account securities lending transactions	$675	$—	$—	$—	$—	$675

At December 31, 2019 and 2018, there was no separate account securities cash collateral received under securities lending agreements.

25

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 6 - INVESTMENTS (continued)

Reinvestment of Collateral Received
The following tables present the term and aggregate fair value at December 31, 2019 and 2018 from the reinvestment of all collateral received in securities lending and dollar repurchase agreements (in millions):

	2019		2018
Period to Maturity	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Open	$—	$—	$—	$—
30 days or less	416	416	448	448
31 to 60 days	65	65	25	25
61 to 90 days	22	22	5	5
91 to 120 days	5	5	—	—
121 to 180 days	33	33	11	11
181 to 365 days	26	26	40	40
1 to 2 years	107	107	85	85
2 to 3 years	15	15	62	62
Greater than 3 years	3	3	11	11
Total collateral reinvested	$692	$692	$687	$687

To help manage the mismatch of maturity dates between the security lending transactions and the related reinvestment of the collateral received, the Company invests in highly liquid assets.
Reverse Repurchase Agreement Transactions
The following table provides contractual maturity related to tri-party reverse repurchase agreements at December 31, 2019 and 2018 (in millions):

	2019		2018
	Maximum Balance	Ending Balance	Maximum Balance	Ending Balance
Open - No Maturity	$—	$—	$—	$—
Overnight	$—	$—	$—	$—
2 Days to 1 Week	$228	$220	$223	$220
> 1 Week to 1 Month	$—	$—	$—	$—
> 1 Month to 3 Months	$—	$—	$—	$—
> 3 Months to 1 Year	$—	$—	$—	$—
> 1 Year	$—	$—	$—	$—

At December 31, 2019 and 2018, the Company did not have any defaulted reverse repurchase agreements.

26

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 6 - INVESTMENTS (continued)

The following table presents the fair value of securities acquired under tri-party reverse repurchase agreement transactions, which were all NAIC rating of 1, for all four quarters of 2019 and 2018 (in millions):

	Maximum Balance	Ending Balance
Fourth Quarter 2019	$228	$220
Third Quarter 2019	$195	$178
Second Quarter 2019	$183	$182
First Quarter 2019	$224	$178

Fourth Quarter 2018	$223	$220
Third Quarter 2018	$227	$220
Second Quarter 2018	$230	$225
First Quarter 2018	$220	$210

The following table presents the securities at fair value pledged as collateral used in tri-party reverse repurchase agreements by remaining contractual maturity for four quarters of 2019 and 2018 (in millions):

	Overnight and Continuous	30 days or Less	31 to 90 Days	> 90 Days
Maximum Amount
Fourth Quarter 2019	$—	$—	$—	$233
Third Quarter 2019	$—	$—	$—	$198
Second Quarter 2019	$—	$—	$—	$187
First Quarter 2019	$—	$—	$—	$228

Fourth Quarter 2018	$—	$—	$—	$228
Third Quarter 2018	$—	$—	$—	$232
Second Quarter 2018	$—	$—	$—	$235
First Quarter 2018	$—	$—	$—	$225

Ending Balance
Fourth Quarter 2019	$—	$—	$—	$224
Third Quarter 2019	$—	$—	$—	$182
Second Quarter 2019	$—	$—	$—	$186
First Quarter 2019	$—	$—	$—	$181

Fourth Quarter 2018	$—	$—	$—	$225
Third Quarter 2018	$—	$—	$—	$224
Second Quarter 2018	$—	$—	$—	$229
First Quarter 2018	$—	$—	$—	$215

At December 31, 2019, the Company did not have a recognized receivable for return of collateral or a recognized liability to return collateral.

27

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 6 - INVESTMENTS (continued)

Insurer Self-Certified Securities
The following represents securities for which the Company does not have all the information required for the NAIC to provide an NAIC designation, but for which the Company is receiving timely payments of principal and interest. These securities are referred to as "5GI Securities" ($ in millions):

General Account	2019			2018
Investments	Number of 5GI Securities	Carrying Value	Estimated Fair Value	Number of 5GI Securities	Carrying Value	Estimated Fair Value
Bonds	4	$3	$4	2	$3	$1
Loan-backed and structured securities	6	5	6	3	5	5
Preferred stock	1	—	—	—	—	—
Total	11	$8	$10	5	$8	$6

The Company did not have any 5GI securities in its separate accounts at December 31, 2019 and 2018.
Wash Sales
In the course of the Company’s investment management activities, securities may be sold and purchased within 30 days of the sale date to meet individual portfolio objectives and to achieve the ongoing rebalancing of exposure.

The details by NAIC designation of 3 or below, or unrated, of securities sold during the years ended December 31, 2019 and 2018, and reacquired within 30 days of the sale date are as follows ($ in millions):

2019
Description	NAIC Designation	Number of Transactions	Book Value of Securities Sold	Cost of Securities Repurchased	Realized Gains (Losses)
Bonds	NAIC 3	—	$—	$—	$—
Bonds	NAIC 4	—	—	—	—
Bonds	NAIC 5	—	—	—	—
Bonds	NAIC 6	—	—	—	—
Preferred stock	NAIC 3	—	—	—	—
Preferred stock	NAIC 4	—	—	—	—
Preferred stock	NAIC 5	—	—	—	—
Preferred stock	NAIC 6	—	—	—	—
Common stock		93	3	4	—
		93	$3	$4	$—

28

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 6 - INVESTMENTS (continued)

2018
Description	NAIC Designation	Number of Transactions	Book Value of Securities Sold	Cost of Securities Repurchased	Realized Gains (Losses)
Bonds	NAIC 3	—	$—	$—	$—
Bonds	NAIC 4	4	1	1	—
Bonds	NAIC 5	1	—	—	—
Bonds	NAIC 6	—	—	—	—
Preferred stock	NAIC 3	1	—	—	—
Preferred stock	NAIC 4	—	—	—	—
Preferred stock	NAIC 5	—	—	—	—
Preferred stock	NAIC 6	—	—	—	—
Common stock		497	70	72	3
		503	$71	$73	$3

NOTE 7 - DERIVATIVE INSTRUMENTS AND RISK MANAGEMENT

The Company uses derivative instruments to manage interest rate, equity, and currency risk. These derivative instruments include foreign currency and bond forwards, interest rate and equity options, interest rate futures, interest rate, total return and foreign currency swaps. The Company does not engage in derivative instrument transactions for speculative purposes.

The Company may enter into exchange-traded futures and over-the-counter (“OTC”) derivative instruments. Exchange traded derivatives are executed through regulated exchanges and require daily posting of initial and variation margin. The Company is exposed to credit risk resulting from default of the exchange.

OTC derivatives may either be cleared through a clearinghouse (“OTC-cleared”) or transacted between the Company and a counterparty under bilateral agreements (“OTC-bilateral”). Similar to exchange traded futures, OTC-cleared derivatives require initial and daily variation margin collateral postings. When transacting OTC-cleared derivatives, the Company is exposed to credit risk resulting from default of the clearinghouse and/or default of the Futures Commission Merchant (e.g. clearinghouse agent).

When transacting OTC-bilateral derivatives, the Company is exposed to the potential default of its OTC-bilateral counterparty. The Company deals with a large number of highly rated OTC-bilateral counterparties, thus limiting its exposure to any single counterparty. The Company has controls in place to monitor credit exposures of OTC-bilateral counterparties by limiting transactions within specified dollar limits and continuously assessing the creditworthiness of its counterparties. The Company uses master netting agreements and adjusts transaction levels, when appropriate, to minimize risk. The Company’s policy is to not offset amounts for derivatives executed with the same counterparty under the same master netting agreement with the associated collateral.

Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate. All of the net credit exposure for the Company from derivative contracts is with investment-grade counterparties. For OTC-cleared and exchange traded derivatives, the Company obtains collateral through variation margin which is adjusted daily based on the parties’ net derivative position.

For OTC-bilateral derivatives, the Company obtains collateral in accordance with the terms of credit support annexes ("CSAs") negotiated as part of the master agreements entered into with most OTC-bilateral counterparties. The CSA defines the terms under which collateral is transferred between the parties in order to mitigate credit risk arising from “in the money” derivative positions. The CSA requires that an OTC-bilateral counterparty post collateral to secure its anticipated derivative obligation, taking into account netting arrangements. In addition, certain of the Company’s

29

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 7 - DERIVATIVE INSTRUMENTS AND RISK MANAGEMENT (continued)

contracts require that if the Company’s (or its counterparty’s) credit rating were to fall below a specified rating assigned by a credit rating agency, the other party could request immediate payout on all transactions under the contracts or full collateralization of the positions thereunder. Cash collateral is invested in short-term investments The aggregate fair value of all OTC-bilateral derivative instruments with credit-risk-related contingent features that are in a net liability position at December 31, 2019 and 2018 was $3 million and 2 million, respectively, for which the Company has posted collateral with a fair value of $2 million and $ 2 million, respectively. If the credit contingent features had been triggered at December 31, 2019, the Company estimates that it would have to post $2 million for a downgrade that would trigger full collateralization.

The Company may be exposed to credit-related losses in the event that an OTC-bilateral counterparty fails to perform its obligations under its contractual terms. In contractual arrangements with OTC-bilateral counterparties that do not include netting provisions, in the event of default, credit exposure is limited to the positive fair value of derivatives at the reporting date. In contractual arrangements with OTC-bilateral counterparties that include netting provisions, in the event of default, credit exposure is limited to the net fair value, if positive, of all derivatives at the reporting date. At December 31, 2019 and 2018, the Company held collateral for derivatives of $391 million and $325 million, respectively, including $68 million and 23 million, respectively, of securities. Fair value of derivatives in a net asset position, net of collateral, was $0 million and $1 million at December 31, 2019 and 2018, respectively.
Interest Rate Risk Management
The Company enters into various types of interest rate derivatives primarily to minimize exposure to fluctuations in interest rates on assets and liabilities held by the Company.

Interest rate swaps are used by the Company to hedge interest rate risk for individual and portfolios of assets. Interest rate swaps are agreements with other parties to exchange, at specified intervals, the difference between interest amounts calculated by reference to an agreed upon notional value. Generally, no cash is exchanged at the onset of the contract and no principal payments are made by either party. The Company does not act as an intermediary or broker in interest rate swaps.

Interest rate (Treasury) futures are used by the Company to manage duration of the Company's fixed income portfolio. Interest rate futures are exchange traded contracts to buy or sell a bond at a specific price at a future date.
Interest rate options are used by the Company to hedge the risk of increasing interest rates on policyholder liabilities. Under these contracts, the Company will receive payments from counterparties should an agreed upon interest rate level be reached and payments will continue to increase under the option contract until an agreed upon interest rate ceiling, if applicable.
Replication Transactions
Bond forwards and total return swaps are paired with investment grade bonds to replicate the return and price risk of long-dated fixed income securities.
Currency Risk Management
The primary purpose of the Company’s foreign currency hedging activities is to protect the value of foreign currency denominated assets from the risk of changes in foreign exchange rates.

Foreign currency swaps are agreements with other parties to exchange, at specified intervals, principal and interest in one currency for the same in another, at a fixed exchange rate, which is generally set at inception and calculated by reference to an agreed upon notional value. Generally, only principal payments are exchanged at the onset and the end of the contract.

Foreign currency forwards involve the exchange of foreign currencies at a specified future date and at a specified price. No cash is exchanged at the time the agreement is entered into.

30

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 7 - DERIVATIVE INSTRUMENTS AND RISK MANAGEMENT (continued)

Equity Risk Management
The Company purchases equity put options to minimize exposure to the equity risk associated with guarantees on certain underlying policyholder liabilities. There are upfront fees paid related to option contracts at the time the agreements are entered into.

The following tables present the notional amount, gross fair value and carrying value of derivative instruments that are qualifying and designated for hedge accounting, by type of hedge designation, and those that are not designated for hedge accounting at December 31, 2019 and 2018 (in millions):

	2019
	Primary Risk Exposure	Notional Amount(1)	Fair Value(2)		Carrying Value(3)
Derivative Type			Asset	Liability	Asset	Liability
Derivatives qualifying and designated:
Cash flow hedges:
Foreign currency swaps	Currency	$14	$2	$—	$2	$—
Interest rate swaps	Interest	12	4	—	—	—
Replications:
Bond forwards	Interest	5	—	1	—	—
Total return swaps	Interest	5	—	—	—	—
Total derivatives qualifying and designated		36	6	1	2	—
Derivatives not designated:
Foreign currency forwards	Currency	335	2	3	2	3
Foreign currency swaps	Currency	3,673	280	30	280	30
Futures	Interest	35	—	—	—	—
Equity options	Equity	290	9	—	9	—
Interest rate options	Interest	42,972	1	—	1	—
Interest rate swaps	Interest	2,480	71	2	71	2
Total derivatives not designated		49,785	363	35	363	35
Total derivatives		$49,821	$369	$36	$365	$35
(1) Notional amount of derivative instruments provides a measure of involvement in these types of transactions and generally does not represent the amount exchanged between the parties engaged in the transaction.
(2) For a discussion of valuation methods for derivative instruments refer to Note 9 - Fair Value Measurements.
(3) The carrying value of derivatives in an asset position is reported within Other investments and the carrying value of derivatives in a liability position is reported within Other liabilities in the accompanying Statutory Statements of Financial Position.

31

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 7 - DERIVATIVE INSTRUMENTS AND RISK MANAGEMENT (continued)

	2018
	Primary Risk Exposure	Notional Amount(1)	Fair Value(2)		Carrying Value(3)
Derivative Type			Asset	Liability	Asset	Liability
Derivatives qualifying and designated:
Cash flow hedges:
Foreign currency swaps	Currency	$68	$13	$—	$14	$—
Interest rate swaps	Interest	12	3	—	—	—
Total derivatives qualifying and designated		80	16	—	14	—
Derivatives not designated:
Foreign currency forwards	Currency	195	3	—	3	—
Foreign currency swaps	Currency	3,227	309	42	309	42
Futures	Interest	18	—	—	—	—
Equity options	Equity	652	33	—	33	—
Interest rate options	Interest	44,773	32	—	32	—
Interest rate swaps	Interest	2,754	27	62	27	62
Total derivatives not designated		51,619	404	104	404	104
Total derivatives		$51,699	$420	$104	$418	$104
(1) Notional amount of derivative instruments provides a measure of involvement in these types of transactions and generally does not represent the amount exchanged between the parties engaged in the transaction.
(2) For a discussion of valuation methods for derivative instruments refer to Note 9 - Fair Value Measurements.
(3) The carrying value of derivatives in an asset position is reported within Other investments and the carrying value of derivatives in a liability position is reported within Other liabilities in the accompanying Statutory Statements of Financial Position.
Cash Flow Hedges
The Company’s cash flow hedges primarily include hedges of floating rate securities and foreign currency denominated assets. Derivative instruments used in cash flow hedges that meet criteria indicating that they are highly effective are valued and reported in a manner that is consistent with the hedged asset.

The Company designates and accounts for the following as qualified cash flow hedges: (1) interest rate swaps used to convert floating rate investments to fixed rate investments; (2) foreign currency swaps used to hedge the foreign currency cash flow exposure of foreign currency denominated investments.
The following table presents the effects of derivatives in cash flow hedging relationships for the years ended December 31, 2019, 2018 and 2017 (in millions):

	Surplus(1)			Net Realized Capital Gains (Losses)			Net Investment Income
Derivative Type	2019	2018	2017	2019	2018	2017	2019	2018	2017
Foreign currency swaps	$(12)	$5	$(1)	$10	$—	$(4)	$1	$1	$1
Interest rate swaps	—	—	—	—	—	—	—	—	—
Total	$(12)	$5	$(1)	$10	$—	$(4)	$1	$1	$1
(1) The amount of gain (loss) recognized in surplus is reported as a Change in net unrealized losses on investments in the accompanying Statutory Statements of Changes in Surplus.

32

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 7 - DERIVATIVE INSTRUMENTS AND RISK MANAGEMENT (continued)

Derivatives Not Designated
The following table summarizes the surplus and net income impact on derivative instruments not designated for hedge accounting for the years ended December 31, 2019, 2018 and 2017 (in millions):

	Surplus(1)			Net Realized Capital Gains (Losses)			Net Investment Income
Derivative Type	2019	2018	2017	2019	2018	2017	2019	2018	2017
Equity options	$(5)	$9	$(15)	$(4)	$—	$—	$(7)	$(7)	$(7)
Foreign currency forwards	(4)	3	(5)	14	9	(5)	—	—	—
Foreign currency swaps	(16)	187	(239)	36	3	10	46	35	30
Futures	(1)	—	—	1	(1)	—	—	—	—
Interest rate options	(10)	(2)	(3)	—	—	—	(21)	(13)	(8)
Interest rate swaps	103	(39)	5	—	(27)	—	8	10	19
Total	$67	$158	$(257)	$47	$(16)	$5	$26	$25	$34
(1) The amount of gain (loss) recognized in surplus is reported as a Change in net unrealized gains (losses) on investments in the accompanying Statutory Statements of Changes in Surplus.

NOTE 8 - SEPARATE ACCOUNTS
Separate Accounts Activity
The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and/or transactions, including variable universal life (“VUL”) insurance products guaranteed, VUL insurance products non-guaranteed, variable annuity (“VA”) products non-guaranteed, universal life (“UL”) insurance products guaranteed.

In accordance with the domiciliary state procedures for approving items within the separate accounts, the separate accounts classification of the following items are supported by a specific state statute:

The separate accounts are subject to Section 2932 of the Delaware Insurance Code and the regulations there under. Assets of guaranteed separate accounts are invested in accordance with the provisions of Chapter 13 of the Delaware Insurance Code.

All items that were permitted for separate accounts reporting were supported by state statute.

33

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 8 - SEPARATE ACCOUNTS (continued)

The assets legally and not legally insulated from the general account at December 31, 2019 and 2018 are attributed to the following products/transactions (in millions):

	2019		2018
Product/Transaction	Legally Insulated Assets	Separate Accounts Assets (Not Legally Insulated)(1)	Legally Insulated Assets	Separate Accounts Assets (Not Legally Insulated)(2)
VA products non-guaranteed	$29,735	$33	$25,348	$33
VUL insurance products non-guaranteed	9,188	1	6,913	3
UL insurance products guaranteed	5,955	13	5,960	8
VUL insurance products guaranteed	216	6	195	6
Total	$45,094	$53	$38,416	$50
(1) Separate accounts assets classified as not legally insulated support $37 million of remittances and items not allocated and other transfers to the general account due or accrued (net), $13 million of derivatives, $2 million of other liabilities and $1 million of surplus.
(2) Separate accounts assets classified as not legally insulated support $33 million of remittances and items not allocated and other transfers to the general account due or accrued (net), $10 million of derivatives, $5 million of other liabilities, $1 million of payable for securities and $1 million of surplus.
Guaranteed Separate Accounts
The Company maintains four guaranteed separate accounts for universal life insurance policies and one guaranteed separate accounts for a private placement variable universal life policy, with assets of $6,190 million and $6,169 million at December 31, 2019 and 2018, respectively. These accounts provide a guarantee of principal and interest with a market value adjustment imposed upon certain surrenders. A transfer adjustment charge is imposed upon certain transfers. Interest rates on these contracts may be adjusted periodically. The assets of these separate accounts are stated at amortized cost up to the value of policyholder reserves and at fair value thereafter. Certain derivatives not qualifying for hedge accounting are stated at fair value.
Non-Guaranteed Separate Accounts
The Company maintains non-guaranteed separate accounts for its VA and VUL products, some of which are registered with the Securities and Exchange Commission. Assets in non-guaranteed separate accounts were $38,957 million and $32,297 million at December 31, 2019 and 2018, respectively. The assets of these separate accounts represent investments in shares of New York Life sponsored MainStay VP Funds Trust and other non-proprietary insurance-dedicated funds.

Certain of these variable contracts have guaranteed minimum death benefit (“GMDB”) and guaranteed minimum accumulation benefit (“GMAB”) features that are guaranteed by the assets of the general account.

To compensate the general account for the risk taken, the separate accounts have paid risk charges as follows for the past five years (in millions):

Year	Amount
2019	$54
2018	$54
2017	$51
2016	$49
2015	$46

34

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 8 - SEPARATE ACCOUNTS (continued)

The general account of the Company made payments toward separate accounts guarantees as follows for the past five years (in millions):

Year	Amount
2019	$3
2018	$7
2017	$7
2016	$9
2015	$7

The general account holds reserves on these guarantees. Refer to Note 12 - Insurance Liabilities for discussion of GMAB and GMDB reserves.

Information regarding the separate accounts of the Company for the years ended December 31, 2019 and 2018 was as follows (in millions):

	2019
	Non-Indexed Guarantee Less than / Equal to 4%	Non-Indexed Guarantee More than 4%	Non-Guaranteed Separate Accounts	Total
Premiums, considerations or deposits	$1	$—	$3,108	$3,109
Reserves at 12/31:
For accounts with assets at:
Fair value	$—	$—	$37,978	$37,978
Amortized cost	5,672	493	—	6,165
Total reserves	$5,672	$493	$37,978	$44,143
By withdrawal characteristics:
With fair value adjustment	$5,672	$493	$—	$6,165
At fair value	—	—	37,978	37,978
Total reserves	$5,672	$493	$37,978	$44,143

	2018
	Non-Indexed Guarantee Less than / Equal to 4%	Non-Indexed Guarantee More than 4%	Non-Guaranteed Separate Accounts	Total
Premiums, considerations or deposits	$8	$—	$1,911	$1,919
Reserves at 12/31:
For accounts with assets at:
Fair value	$—	$—	$31,382	$31,382
Amortized cost	5,663	485	—	6,148
Total reserves	$5,663	$485	$31,382	$37,530
By withdrawal characteristics:
With fair value adjustment	$5,663	$485	$—	$6,148
At fair value	—	—	31,382	31,382
Total reserves	$5,663	$485	$31,382	$37,530

35

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 8 - SEPARATE ACCOUNTS (continued)

The following is a reconciliation of net transfers to (from) the general account to the separate accounts (in millions):

	2019	2018	2017
Transfers as reported in the Separate Accounts Statement:
Transfers to separate accounts	$3,110	$1,918	$1,948
Transfers from separate accounts	(2,412)	(2,128)	(1,705)
Net transfers to (from) separate accounts	698	(210)	243
Reconciling adjustment:
Reinsurance ceded	—	—	(3)
Net transfers as reported in the Company’s Statutory Statements of Operations	$698	$(210)	$240

NOTE 9 - FAIR VALUE MEASUREMENTS

The Company's financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100, "Fair Value Measurements". Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. This guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement.

The levels of the fair value hierarchy are based on the inputs to the valuation as follows:

Level 1
Fair value is based on unadjusted quoted prices for identical assets or liabilities in an active market. Active markets are defined as a market in which many transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2
Observable inputs other than level 1 prices, such as quoted prices in active markets for similar assets or liabilities; quoted prices in markets that are not active for identical or similar assets or liabilities, or other model driven inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities. Valuations are generally obtained from third-party pricing services for identical or comparable assets or liabilities or through the use of valuation methodologies using observable market inputs.

Level 3
Instruments whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs reflect management’s own assumptions in pricing the asset or liability. Pricing may also be based upon broker quotes that do not represent an offer to transact. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models and other similar techniques. Non-binding broker quotes, which are utilized when pricing service information is not available, are reviewed for reasonableness based on the Company’s understanding of the market, and are generally considered Level 3. To the extent the internally developed valuations use significant unobservable inputs, they are classified as Level 3.

36

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 9 - FAIR VALUE MEASUREMENTS (continued)

Determination of Fair Value
The Company has an established and well-documented process for determining fair value. Security pricing is applied using a hierarchy approach whereby publicly available prices are first sought from nationally recognized third-party pricing services. For most private placement securities, the Company applies a matrix-based pricing methodology, which uses spreads derived from third-party benchmark bond indices. For private placement securities that cannot be priced through these processes, the Company uses internal models and calculations. All other securities are submitted to independent brokers for prices. The Company performs various analyses to ascertain that the prices represent fair value. Examples of procedures performed include, but are not limited to, back testing recent trades, monitoring trading volumes, and performing variance analysis of monthly price changes using different thresholds based on asset type. The Company also performs an annual review of all third-party pricing services. During this review, the Company obtains an understanding of the process and sources used by the pricing service to ensure that they maximize the use of observable inputs, the pricing service’s frequency of updating prices, and the controls that the pricing service uses to ensure that their prices reflect market assumptions. The Company also selects a sample of securities and obtains a more detailed understanding from each pricing service regarding how they derived the price assigned to each security. Where inputs or prices do not reflect market participant assumptions, the Company will challenge these prices and apply different methodologies that will enhance the use of observable inputs and data. The Company may use non-binding broker quotes or internal valuations to support the fair value of securities that go through this formal price challenge process.
In addition, the Company has a pricing committee that provides oversight over the Company’s prices and fair value process for securities. The committee meets quarterly and is responsible for the review and approval of the Company’s valuation procedures. The committee is also responsible for the review of pricing exception reports as well as the review of significant inputs used in the valuation of assets that are valued internally.

The following tables present the carrying amounts and estimated fair value of the Company’s financial instruments at December 31, 2019 and 2018 (in millions):

	2019
	Fair Value	Carrying Value	Level 1	Level 2	Level 3	NAV as a Practical Expedient
Assets:
Bonds	$93,812	$88,631	$83	$90,712	$3,017	$—
Preferred stocks	28	13	—	1	27	—
Common stocks(1)	1,644	1,644	1,521	—	40	83
Mortgage loans	15,249	14,697	—	—	15,249	—
Cash, cash equivalents and short-term investments	1,436	1,436	94	1,342	—	—
Derivatives	369	365	—	368	1	—
Derivatives collateral	2	2	—	2	—	—
Other invested assets(1)	208	173	—	103	105	—
Investment income due and accrued	741	741	—	741	—	—
Separate accounts assets	45,477	45,147	38,670	5,534	978	295
Total assets	$158,966	$152,849	$40,368	$98,803	$19,417	$378
Liabilities:
Annuities certain	$1,104	$1,073	$—	$—	$1,104	$—
Derivatives	36	35	—	36	—	—
Derivatives collateral	331	331	—	331	—	—
Amounts payable under securities lending agreements	676	676	—	676	—	—
Separate accounts liabilities - derivatives	17	13	—	14	3	—
Total liabilities	$2,164	$2,128	$—	$1,057	$1,107	$—
(1)Excludes investments accounted for under the equity method.

37

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 9 - FAIR VALUE MEASUREMENTS (continued)

	2018
	Fair Value	Carrying Value	Level 1	Level 2	Level 3	NAV as a Practical Expedient
Assets:
Bonds	$84,538	$84,920	$51	$81,405	$3,082	$—
Preferred stocks	21	12	—	—	21	—
Common stocks(1)	1,315	1,315	1,227	—	37	51
Mortgage loans	14,183	14,210	—	—	14,183	—
Cash, cash equivalents and short-term investments	1,891	1,891	86	1,805	—	—
Derivatives	420	418	—	388	32	—
Derivatives collateral	3	3	—	3	—	—
Other invested assets(1)	209	187	—	96	113	—
Investment income due and accrued	712	712	—	712	—	—
Separate accounts assets	38,466	38,466	32,035	5,284	874	273
Total assets	$141,758	$142,134	$33,399	$89,693	$18,342	$324
Liabilities:
Annuities certain	$942	$940	$—	$—	$942	$—
Derivatives	104	104	—	104	—	—
Derivatives collateral	302	302	—	302	—	—
Amounts payable under securities lending agreements	676	676	—	676	—	—
Separate accounts liabilities - derivatives	17	11	—	11	6	—
Total liabilities	$2,041	$2,033	$—	$1,093	$948	$—
(1)Excludes investments accounted for under the equity method.
Bonds
Bonds reported as Level 1 represent investments in certain exchange traded funds, which are allowed to be reported as bonds per the SVO instructions. These assets are priced based on unadjusted quoted prices in an active market. Securities priced using a pricing service are generally classified as Level 2. The pricing service generally uses an income-based valuation approach using a discounted cash-flow model or it may use a market approach by looking at recent trades of a specific security to determine fair value on public securities or a combination of the two. Typical inputs used by these pricing services include, but are not limited to: benchmark yields, reported trades, issuer spreads, bids, offers, benchmark securities, estimated cash flows and prepayment speeds.

Private placement securities are primarily priced using a market approach such as a matrix-based pricing methodology, which uses spreads derived from third-party benchmark bond indices. Specifically, the Barclays Investment Grade Corporate Index is used for investment-grade securities and the Citi High Yield Cash Index is used for below investment-grade securities. These indices are two widely recognized, reliable and well regarded benchmarks by participants in the financial services industry, which represent the broader U.S. public bond markets. The spreads derived from each matrix are adjusted for liquidity. The liquidity premium is standardized and based on market transactions. These securities are classified as Level 2.

Certain private placement securities that cannot be priced using the matrix pricing described above, are priced by an internally developed discounted cash flow model or are priced based on internal calculations. The model uses observable inputs with a discount rate based off spreads of comparable public bond issues, adjusted for liquidity, rating and maturity. The Company assigns a credit rating for private placement securities based upon internal analysis. The liquidity premium is usually based on market transactions. These securities are classified as Level 2.

38

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 9 - FAIR VALUE MEASUREMENTS (continued)

For some of the private placement securities priced through the model, the liquidity adjustments may not be based on market data, but rather, calculated internally. If the impact of the liquidity adjustment, which usually requires the most judgment, is not significant to the overall value of the security, the security is still classified as Level 2. If it is deemed to be significant, the security is classified as Level 3.

The valuation techniques for most Level 3 bonds are generally the same as those described in Level 2. However, if the investments are less liquid or are lightly traded, there is generally less observable market data, and therefore these investments will be classified as Level 3. Circumstances where observable market data are not available may include events such as market illiquidity and credit events related to the security. In addition, certain securities are priced based upon internal valuations using significant unobservable inputs. If a security could not be priced by a third-party vendor or through internal pricing models, broker quotes are received and reviewed by each investment analyst. These inputs may not be observable. Therefore, Level 3 classification is determined to be appropriate.

Included in bonds is an affiliated bond from MCF with a carrying value and a fair value of $2,151 million at December 31, 2019, and a carrying value and a fair value of $1,909 million at December 31, 2018. The fair value of this security is calculated internally and may include inputs that may not be observable. Therefore, this security is classified as Level 3.
Preferred Stocks
Preferred stocks valued using prices from third-party pricing services generally use a discounted cash flow model or a market approach to arrive at the security's fair value and are classified as Level 2. Preferred stocks classified as Level 3 are valued based on internal valuations where significant inputs are deemed to be unobservable.
Common Stocks
These securities are mostly comprised of exchange traded U.S. and foreign common stock and mutual funds. The fair value of these securities is primarily based on unadjusted quoted prices in active markets that are readily and regularly available and are classified as Level 1. Common stocks priced through an internal valuation where significant inputs are deemed to be unobservable, including securities issued by government organizations where fair value is fixed, are classified as Level 3. For common stocks that do not have a readily available fair value, NAV is used as a practical expedient.
Mortgage Loans
The estimated fair value of mortgage loans is determined using an income approach, based upon the present value of the expected cash flows discounted at an interpolated treasury yield plus a spread. The spread is based on management’s judgment and assumptions and it takes into account property type, LTV and remaining term of each loan. The spread is a significant component of the pricing inputs. These investments are classified as Level 3.
Cash, Cash Equivalents, Short-term Investments and Investment Income Due and Accrued
Cash on hand and money market mutual funds are classified as Level 1. Cash overdrafts (i.e. outstanding checks) are classified as Level 2. Due to the short-term maturities of cash equivalents, short-term investments, and investment income due and accrued, carrying value approximates fair valueand are classified as Level 2.
Derivatives
The fair value of derivative instruments is generally derived using valuation models that use an income approach, except for derivatives that are exchange-traded, which are valued using quoted prices in an active market. Where valuation models are used, the selection of a particular model depends upon the contractual terms of, and specific risks inherent in the instrument, as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation model inputs include contractual terms, yield curves, foreign exchange rates, equity prices, credit curves, measures of volatility, and other factors. Exchange traded derivatives are valued using a market approach as fair value is based on quoted prices in an active market and are classified as Level 1. OTC derivatives that trade in liquid markets, where model inputs are observable for substantially the full term, are classified

39

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 9 - FAIR VALUE MEASUREMENTS (continued)

as Level 2. Derivatives that are valued based upon models with any significant unobservable market inputs or inputs from less actively traded markets, or where the fair value is solely derived using broker quotations, are classified as Level 3.
Derivatives Collateral
The carrying value of these instruments approximates fair value since these assets and liabilities are generally short-term in nature.
Other Invested Assets
Other invested assets are principally comprised of LIHTC investments and other investments with characteristics of debt. The fair value of LIHTC investments is derived using an income valuation approach, which is based on a discounted cash flow calculation using a discount rate that is determined internally and therefore classified as Level 3 (refer to Note 6 - Investments for details on LIHTC investments). The fair value of the investments with debt characteristics is derived using an income valuation approach, which is based on discounted cash flow calculations that may or may not use observable inputs.
Separate Accounts Assets
Separate accounts assets reported as Level 1 in the fair value hierarchy are mostly comprised of exchange traded funds, common stocks and actively traded open-end mutual funds with a daily NAV. The NAV can be observed by redemption and subscription transactions between third parties, or may be obtained from third-party asset managers. Common stocks are generally traded on an exchange. Separate accounts assets reported as Level 2 relate to investments in U.S. government and treasury securities, corporate bonds and mortgage-backed securities. These separate accounts assets are valued and assigned within the fair value hierarchy, consistent with the methodologies described herein for similar financial instruments held within the general account of the Company.

The separate accounts also invest in limited partnerships and hedge fund investments. These investments are valued based on the latest NAV received.

The following tables provide additional information for investments that are measured at fair value using NAV as a practical expedient, as allowed under authoritative guidance, for investments that meet specified criteria (in millions):

2019
Category of Investment	Investment Strategy	Fair Value Determined using NAV	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
Hedge fund	Multi-strategy	$268	$—	Monthly, Quarterly and Semi Annual	180 days or less
Hedge fund	Sector investing	24	—	Monthly	30 days
Hedge fund	Fixed Income Arbitrage	2	—	Quarterly	100 days or less
Hedge fund	Long/short equity	1	—	Monthly	30 days
Mutual Funds	Multi Strategy, Global Allocation	83	—	Quarterly, Weekly	5 days - 45 days (Assets subject to lock up periods)
		$378	$—

40

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 9 - FAIR VALUE MEASUREMENTS (continued)

2018
Category of Investment	Investment Strategy	Fair Value Determined using NAV	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
Hedge fund	Multi-strategy	$249	$—	Quarterly, Monthly	180 days or less
Hedge fund	Sector investing	23	—	Monthly	30 days
Hedge fund	Long/short equity	1	—	Monthly	30 days
Mutual funds	Multi-strategy, global allocation	51	—	Quarterly, Weekly	5 days - 45 days (Assets subject to lock up periods)
		$324	$—
Annuities Certain
Fair values for annuities certain liabilities are estimated using discounted cash flow calculations based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.
Separate Accounts Liabilities – Derivatives
For separate accounts derivative instruments, fair value is determined using the same procedures as the general account disclosed above.

The following tables present the balances of assets and liabilities measured at fair value at December 31, 2019 and 2018 (in millions):

	2019
	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	NAV as a Practical Expedient	Total
Assets at fair value
Bonds
U.S. corporate	$—	$—	$14	$—	$14
Non-agency ABS	—	22	2	—	24
Total bonds	—	22	16	—	38
Common stocks	1,521	—	40	83	1,644
Derivatives	—	363	1	—	364
Separate accounts assets	38,663	—	1	295	38,959
Total assets at fair value	$40,184	$385	$58	$378	$41,005
Liabilities at fair value
Derivatives	$—	$35	$—	$—	$35
Separate accounts liabilities - derivatives(1)	—	6	—	—	6
Total liabilities at fair value	$—	$41	$—	$—	$41
(1) Separate accounts contract holder liabilities are not included in the table as they are reported at contract value and not fair value in the Company’s statutory financial statements.

41

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 9 - FAIR VALUE MEASUREMENTS (continued)

	2018
	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	NAV as a Practical Expedient	Total
Assets at fair value
Bonds
U.S. corporate	$—	$6	$—	$—	$6
Non-agency RMBS	—	1	—	—	1
Non-agency ABS	—	3	21	—	24
Total bonds	—	10	21	—	31
Common stocks	1,227	—	37	51	1,315
Derivatives	—	372	32	—	404
Separate accounts assets	32,025	3	3	273	32,304
Total assets at fair value	$33,252	$385	$93	$324	$34,054
Liabilities at fair value
Derivatives	$—	$104	$—	$—	$104
Separate accounts liabilities - derivatives(1)	—	5	—	—	5
Total liabilities at fair value	$—	$109	$—	$—	$109
(1) Separate accounts contract holder liabilities are not included in the table as they are reported at contract value and not fair value in the Company’s statutory financial statements.

The tables below present a reconciliation of Level 3 assets and liabilities for the years ended December 31, 2019 and 2018 (in millions):

	2019
	Balance at 1/1	Transfers into Level 3	Transfers out of Level 3	Total Gains (Losses) Included in Net Income	Total Gains (Losses) Included in Surplus	Purchases	Issuances	Sales	Settlements	Balance at 12/31
Bonds:
U.S. corporate	$—	$15	$—	$—	$—	$—	$—	$—	$(1)	$14
Non-agency ABS	21	2	(21)	—	—	—	—	—	—	2
Total bonds	21	17	(21)	—	—	—	—	—	(1)	16
Common stocks	37	—	(1)	(1)	(2)	20	—	(13)	—	40
Derivatives	32	—	—	(21)	(10)	—	—	—	—	1
Separate accounts assets	3	—	—	(2)	—	—	—	—	—	1
Total	$93	$17	$(22)	$(24)	$(12)	$20	$—	$(13)	$(1)	$58

42

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 9 - FAIR VALUE MEASUREMENTS (continued)

	2018
	Balance at 1/1	Change in Accounting Principle (1)	Transfers into Level 3	Transfers out of Level 3	Total Gains (Losses) Included in Net Income	Total Gains (Losses) Included in Surplus	Purchases	Issuances	Sales	Settlements	Balance at 12/31
Bonds:
Non-agency ABS	$1	$—	$20	$(1)	$—	$(3)	$6	$—	$—	$(2)	$21
Total bonds	1	—	20	(1)	—	(3)	6	—	—	(2)	21
Common stocks	32	—	3	(3)	(1)	5	4	—	(3)	—	37
Derivatives	4	—	—	(1)	(13)	(2)	44	—	—	—	32
Separate accounts assets	184	(182)	—	—	(2)	3	—	—	—	—	3
Total	$221	$(182)	$23	$(5)	$(16)	$3	$54	$—	$(3)	$(2)	$93

(1) In accordance with SSAP 100R, separate accounts assets which pertained primarily to investments in hedge funds were permitted to be shown as NAV as practical expedient instead of fair value.
Transfers Between Levels
Transfers between levels may occur due to changes in valuation sources, or changes in the availability of market observable inputs, which generally are caused by changes in market conditions such as liquidity, trading volume or bid-ask spreads or as a result of a security measured at amortized cost at the beginning of the period, but measured at estimated fair value at the end of the period, or vice versa due to a ratings downgrade or upgrade.
Transfers into and out of Level 3
The Company’s basis for transferring assets and liabilities into and out of Level 3 is based on changes in the observability of data, a change in the security’s measurement.

Transfers into Level 3 totaled $17 million for the year ended December 31, 2019, which primarily relates to $15 million of a U.S. corporate security and $2 million of non-agency asset-backed securities that were measured at amortized cost at the beginning of the period and measured at fair value at the end of the period. Transfers out of Level 3 totaled $22 million for the year ended December 31, 2019, which primarily relates to $21 million from a non-agency asset-backed security that was measured at fair value at the beginning of the period and measured at amortized cost at the end of the period, and common stock securities of $1 million that had a level change due to the use of a quoted price in an active model market.
Transfers into Level 3 totaled $23 million for the year ended December 31, 2018, which primarily relates to non-agency asset-backed securities which were measured at amortized cost at the beginning of the period and measured at fair value at the end of the period. Transfers out of Level 3 totaled $5 million, which primarily relates to common stock securities of $3 million that had a level change from 3 to 1 and a non-agency asset-backed security of $1 million that had a level change from 3 to 2.

There were no liabilities measured at fair value at December 31, 2019 and 2018.

43

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 10 - INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES

The components of Net investment income for the years ended December 31, 2019, 2018, and 2017 were as follows (in millions):

	2019	2018	2017
Bonds	$3,454	$3,312	$3,193
Common stocks - unaffiliated	37	40	37
Mortgage loans	671	609	582
Policy loans	54	54	53
Other invested assets	125	83	83
Short-term investments	36	25	14
Derivative instruments	28	26	35
Gross investment income	4,405	4,149	3,997
Investment expenses	(178)	(161)	(146)
Net investment income	4,227	3,988	3,851
Net gain from separate accounts	47	43	50
Amortization of IMR	26	44	33
Net investment income, including amortization of IMR	$4,300	$4,075	$3,934

Due and accrued investment income is excluded from surplus when amounts are over 90 days past due or collection is uncertain.

The following table shows the Company's securities redeemed or otherwise disposed of as a result of a callable feature (including make whole call provisions) and the amount of investment income generated as a result of a prepayment and/or acceleration fee, which is included in Bonds in the table above ($ in millions):

	2019		2018		2017
	General Account	Separate Account	General Account	Separate Account	General Account	Separate Account
Number of cusips	166	108	133	64	190	95
Investment income	$48	$3	$36	$2	$71	$5

For the years ended December 31, 2019, 2018, and 2017, net realized capital gains (losses) were as follows (in millions):

	2019	2018	2017
Bonds	$(56)	$(2)	$44
Common stocks - unaffiliated	18	8	57
Other invested assets	(17)	(26)	(13)
Derivatives	57	(16)	2
Net realized capital gains (losses) before tax and transfers to the IMR	$2	$(36)	$90
Less:
Capital gains tax expense (benefit)	3	(24)	16
Net realized capital gains (losses) after tax transferred to IMR	19	(4)	40
Net realized capital gains (losses) after tax and transfers to the IMR	$(20)	$(8)	$34

44

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 10 - INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES (continued)

Proceeds from investments in bonds sold were $1,224 million, $1,751 million and $4,015 million for the years ended December 31, 2019, 2018, and 2017, respectively. Gross gains of $44 million, $42 million and $117 million in 2019, 2018 and 2017 respectively, and gross losses of $16 million, $33 million and $43 million in 2019, 2018, and 2017, respectively, were realized on these sales. The Company computes gains and losses on sales under the specific identification method.

The following table provides a summary of OTTI losses included as realized capital losses for the years ended December 31, 2019, 2018 and 2017 (in millions):

	2019	2018	2017
Bonds	$(54)	$(25)	$(42)
Common and preferred stocks	(4)	(4)	(1)
Other invested assets	(19)	(15)	(12)
Total	$(77)	$(44)	$(55)

Refer to Note 20 - Loan-Backed and Structured Security Impairments for a list with each loan-backed and structured security at a CUSIP level where the present value of cash flows expected to be collected is less than the amortized cost basis during the current reporting period.

The following tables present the Company’s gross unrealized losses and fair values for bonds and equity securities aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, at December 31, 2019 and 2018 (in millions):

	2019
	Less than 12 Months		12 Months or Greater		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses(1)
Bonds
U.S. governments	$527	$7	$437	$16	$964	$23
All other governments	—	—	4	—	4	—
U.S. special revenue and special assessment	1,143	15	307	6	1,450	21
Industrial and miscellaneous unaffiliated	3,392	44	2,610	53	6,002	97
Parent, subsidiaries, and affiliates	2,150	—	—	—	2,150	—
Total bonds	7,212	66	3,358	75	10,570	141
Equity securities (unaffiliated)
Common stocks	187	9	—	—	187	9
Total equity securities	187	9	—	—	187	9
Total	$7,399	$75	$3,358	$75	$10,757	$150
(1)Includes unrealized losses of $2 million related to NAIC 6 bonds included in the statutory carrying amount.

45

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 10 - INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES (continued)

	2018
	Less than 12 Months		12 Months or Greater		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses(1)
Bonds
U.S. governments	$665	$9	$2,101	$126	$2,766	$135
All other governments	22	1	75	1	97	2
U.S. special revenue and special assessment	3,104	79	3,705	200	6,809	279
Industrial and miscellaneous unaffiliated	28,600	882	12,352	677	40,952	1,559
Total bonds	32,391	971	18,233	1,004	50,624	1,975
Equity securities (unaffiliated)
Common stocks	593	48	24	1	617	49
Total equity securities	593	48	24	1	617	49
Total	$32,984	$1,019	$18,257	$1,005	$51,241	$2,024
(1)Includes unrealized losses of $4 million related to NAIC 6 bonds included in the statutory carrying amount.

At December 31, 2019, the gross unrealized loss on bonds and equity securities was comprised of approximately 1,326 and 619 different securities, respectively, which are included in the table above. Of the total amount of bond unrealized losses, $97 million or 69% is related to unrealized losses on investment grade securities and $43 million or 31% is related to below investment grade securities. At December 31, 2018, the gross unrealized loss on bonds and equity securities was comprised of approximately 6,101 and 484 different securities, respectively, which are included in the table above. Of the total amount of bond unrealized losses, $1,705 million, or 86%, is related to investment grade securities and $271 million, or 14%, is related to below investment grade securities. Investment grade is defined as a security having a credit rating from the NAIC of 1 or 2; a rating of Aaa, Aa, A or Baa from Moody’s or a rating of AAA, AA, A or BBB from Standard & Poor; or a comparable internal rating if an externally provided rating is not available.

The amount of gross unrealized losses for bonds where fair value had declined by 20% or more of the amortized cost, totaled $8 million. The period of time that each of these securities has continuously been below amortized cost by 20% or more consists of $5 million for six months or less, $1 million for greater than six months through 12 months, and $2 million for greater than 12 months. In accordance with the Company's impairment policy, the Company performed quantitative and qualitative analysis to determine if the decline was temporary. For those securities where the decline was considered temporary, the Company did not recognize an impairment when it had the ability and intent to hold until recovery.

46

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 10 - INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES (continued)

The change in unrealized capital gains (losses) for the years ended December 31, 2019 and 2018 were as follows (in millions):

	Change in Unrealized Gains (Losses)			Change in Unrealized Foreign Exchange Gains (Losses)			Change in Total Unrealized Gains (Losses)
	2019	2018	2017	2019	2018	2017	2019	2018	2017
Bonds	$6	$(3)	$2	$106	$(148)	$220	$112	$(151)	$222
Common stocks (unaffiliated)	240	(125)	89	(2)	(18)	28	238	(143)	117
Mortgage Loans	(17)	—	—	—	—	—	(17)	—	—
Other invested assets	90	29	37	(4)	—	1	86	29	38
Cash, cash equivalents and short-term investments	—	—	—	1	(1)	(1)	1	(1)	(1)
Derivatives	56	163	(258)	—	—	—	56	163	(258)
Total change in unrealized on investments	375	66	(130)	101	(166)	248	476	(101)	118
Capital gains tax expense (benefit)	(90)	28	(18)	—	—	—	(90)	28	(18)
Total change in unrealized gains (losses), net of tax	$285	$94	$(148)	$101	$(166)	$248	$386	$(73)	$100
NOTE 11 - RELATED PARTY TRANSACTIONS
Dividends Received
For the years ended December 31, 2019, 2018 and 2017, the Company received dividend distributions from MCF of $99 million, $77 million and $63 million, respectively.
Loan Agreements
The Company's interests in commercial mortgage loans are primarily held in the form of participations in mortgages originated or acquired by New York Life. A real estate property acquired through foreclosure is called REO Portfolio. The Company's interests in the ownership of REO Portfolio is called REO Ownership Interest. Under the participation agreement for the mortgage loans, it is agreed between the Company and New York Life that the Company's proportionate interest (as evidenced by a participation certificate) in the underlying mortgage loan, including without limitation, the principal balance thereof, all interest which accrues thereon, and all proceeds generated therefrom, will be pari passu with New York Life's and pro rata based upon the respective amounts funded by New York Life and the Company in connection with the applicable mortgage loan origination or acquisition. Consistent with the participation arrangement, all mortgage loan documents name New York Life (and not both New York Life and the Company) as the lender but are held for the benefit of both the Company and New York Life pursuant to the applicable participation agreement. New York Life retains general decision making authority with respect to each mortgage loan, although certain decisions require the Company's approval.

On December 31, 2015 the Company and New York Life entered into a note funding agreement with MCF (as amended from time to time, the “MCF Note Agreement”) and acquired a variable funding note issued by MCF thereunder (the “2015 Note”). On July 1, 2018, the 2015 Note was canceled and reissued (the “2018 Note”). The 2018 Note, which is included in Bonds in the accompanying Statutory Statements of Financial Position, had an outstanding balance for the Company of $2,151 million and $1,909 million at December 31, 2019 and 2018, respectively. During 2019, 2018 and 2017, the Company recorded interest income from MCF under the MCF Note Agreement of $99 million, $93 million and $79 million, respectively. Pursuant to the MCF Note Agreement and the 2018 Note issued thereunder, the Company and New York Life may provide an aggregate of up to $5,200 million in funding to MCF for lending and equity investment commitments, as well as for business expenses. All outstanding advances made to MCF under the MCF Note Agreement, together with unpaid interest thereon, will be due in full on December 31, 2025.

47

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 11 - RELATED PARTY TRANSACTIONS (continued)

In connection with the acquisition of an office building by REEP-OFC Westory DC, LLC, an indirectly wholly-owned subsidiary of New York Life, the Company provided a first mortgage loan in the principal amount of $83 million to REEP-OFC Westory DC, LLC. The interest-only loan, expected to be due and payable on August 10, 2022, was paid off in October 2017. At December 31, 2017, interest earned amounted to approximately $3 million.

The Company holds a first mortgage loan in the principal amount of $82.5 million to REEP-OFC 2300 Empire LLC, a wholly owned indirect subsidiary. The mortgage loan is collateralized with a pledge of an unleveraged equity interest in REEP MF Woodbridge IL LLC. The mortgage loan's maturity date is August 10, 2022 with fixed rate of 3.75% per annum. For the years ended December 31, 2019, 2018 and 2017, interest earned amounted to $3 million, $3 million and $1 million, respectively.
Service Agreements
New York Life provides the Company with certain services and facilities including, but not limited to, accounting, tax and auditing services; legal services; actuarial services; electronic data processing operations and communications operations. New York Life charges the Company for the identified costs associated with these services and facilities under the terms of a service agreement between New York Life and the Company. For the years ended December 31, 2019, 2018 and 2017, the fees incurred associated with these services and facilities, amounted to $875 million, $891 million and $968 million, respectively, and are reflected in Operating expenses and Net investment income in the accompanying Statutory Statements of Operations.

New York Life Investment Management LLC (“NYLIM”), an indirect wholly-owned subsidiary of New York Life, provides the Company with certain services and facilities including, but not limited to, investment management and other administrative services. NYLIM charges the Company for the identified costs associated with these services and facilities under the terms of a service agreement between NYLIM and the Company. For the years ended December 31, 2019, 2018 and 2017, the fees incurred associated with these services and facilities amounted to $9 million, $11 million and $14 million, respectively, and are reflected in Operating expenses in the accompanying Statutory Statements of Operations.

The Company is a party to an investment advisory agreement with NYL Investors, as amended from time to time, whereby NYL Investors provides investment advisory and administrative services to the Company. For the years ended December 31, 2019, 2018 and 2017, the total cost for these services amounted to $131 million, $131 million and $125 million, respectively, which is included in the costs of services billed by New York Life to the Company. These costs are included in Net investment income in the accompanying Statutory Statement of Operations.

In addition, NYLIM has a management agreement with the MainStay VP Funds Trust (“the Fund”), a registered investment company whose shares are sold to various separate accounts of the Company. NYLIM, the administrator of the Fund, and the Company have entered into an agreement regarding administrative services to be provided by the Company. Under the terms of the agreement, NYLIM pays the Company administrative fees for providing services to the Fund. For the years ended December 31, 2019, 2018 and 2017, the Company recorded fee income from NYLIM of $34 million, $35 million and $37 million, which is included in Other income in the accompanying Statutory Statements of Operations.

The Company has a variable product distribution agreement with NYLIFE Distributors LLC (“NYLIFE Distributors”), an indirect wholly-owned subsidiary of New York Life, appointing NYLIFE Distributors as the underwriter and/or wholesale distributor of the Company’s variable product policies. For the years ended December 31, 2019, 2018 and 2017, the Company received service fees of $45 million, $45 million and $44 million, respectively, under a 12b-1 Plan Services Agreement, in consideration for providing 12b-1 Plan services attributable to the variable products.

48

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 11 - RELATED PARTY TRANSACTIONS (continued)

The Company has an agreement with NYLIFE Securities LLC (“NYLIFE Securities”), an indirect wholly-owned subsidiary of New York Life, under which registered representatives of NYLIFE Securities solicit sales of the Company's variable product policies. For the years ended December 31, 2019, 2018 and 2017, the Company incurred commission expense to NYLIFE Securities’ registered representatives of $126 million, $117 million and $119 million, respectively, which is included in Operating expenses in the accompanying Statutory Statements of Operations.

The Company has a service fee agreement with NYLIFE Securities, whereby NYLIFE Securities charges the Company a fee for management and supervisory services rendered in connection with variable life and variable annuity sales and in-force business. For the years ended December 31, 2019, 2018 and 2017, the fees incurred for these services amounted to $42 million, $43 million and $43 million, respectively, which is included in Operating expenses in the accompanying Statutory Statements of Operations.

For the years ended December 31, 2019 and 2018, the Company reported a net amount of $94 million and $59 million, respectively, as amounts payable to parent and affiliates. The terms of the underlying agreements generally require that these amounts be settled in cash within 90 days.
Other Agreements
In connection with a $150 million land acquisition of a fee simple estate in land underlying an office building and related improvements and encumbered by a ground lease located at 1372 Broadway, New York, New York by New York Life (73.8% interest) and the Company (26.2% interest), the Company and New York Life entered into a Tenancy-in-Common Agreement dated as of June 11, 2012, in which the agreement sets forth the terms that govern, in part, each entity’s interest in the property. For each of the years ended December 31, 2019, 2018, and 2017, income earned amounted to approximately $3 million.

The Company sold various corporate owned life insurance (“COLI”) policies to New York Life for the purpose of informally funding certain benefits for New York Life employees and agents. These policies were issued on the same terms as policies sold to unrelated customers. At December 31, 2019 and 2018, policyholder reserve balances for these policies amounted to $4,138 million and $4,022 million, respectively, and were included in Policy reserves and Separate accounts liabilities in the accompanying Statutory Statements of Financial Position.

The Company has also issued various COLI policies to the Voluntary Employees’ Beneficiary Association (“VEBA”) trusts, which were trusts formed for the benefit of New York Life’s retired employees and agents. At December 31, 2019 and 2018, policyholder reserve balances for these policies amounted to approximately $465 million and $395 million, respectively, and were included in Policy reserves and Separate accounts liabilities in the accompanying Statutory Statements of Financial Position.

The Company is the assumed obligor for certain structured settlement agreements with unaffiliated insurance companies, beneficiaries and other non-affiliated entities. To satisfy its obligations under these agreements, the Company owns all rights, title and interest in and to certain structured settlement annuity contracts issued by New York Life. The obligations are based upon the actuarially determined present value of expected future payments. Interest rates used in establishing such obligations ranged from 3.50% to 7.65%. The Company has directed New York Life to make the payments under the annuity contracts directly to the beneficiaries under the structured settlement agreements. At December 31, 2019 and 2018, the carrying value of the interest in annuity contracts and the corresponding obligations under structured settlement agreements amounted to $9,084 million and $8,673 million, respectively.

The Company has sold certain annuity contracts to New York Life in order that New York Life may satisfy its third-party obligations under certain structured settlement agreements. Interest rates used in establishing such obligations ranged from 8.25% to 8.75%. The Company has been directed by New York Life to make the payments under the annuity contracts directly to the beneficiaries under these structured settlement agreements. At December 31, 2019 and 2018, the policyholder reserves related to these contracts amounted to $147 million and $145 million, respectively, and are included in Policy reserves in the accompanying Statutory Statements of Financial Position.

49

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 11 - RELATED PARTY TRANSACTIONS (continued)

The Company was compensated for each New York Life term policy or term rider that was converted to a universal life policy issued by the Company without any additional underwriting. For the years ended December 31, 2019, 2018 and 2017, the Company received $19 million, $20 million and $19 million, respectively, from New York Life for these services.

NOTE 12 - INSURANCE LIABILITIES

Liabilities for policy reserves, deposit funds and policy claims at December 31, 2019 and 2018 were as follows (in millions):

	2019	2018
Life insurance reserves	$27,704	$26,486
Annuity reserves and supplementary contracts with life contingencies	69,415	67,620
Asset adequacy and special reserves	19	25
Total policy reserves	97,138	94,131
Deposit funds	1,467	1,308
Policy claims	259	244
Total liabilities for policy reserves, deposit funds and policy claims	$98,864	$95,683
Life Insurance Reserves
Reserves for life insurance policies are maintained principally using the 1958 Commissioners’ Extended Term Mortality Table and the 1958, 1980, 2001 and 2017 Commissioners’ Standard Ordinary Mortality Tables under the Commissioners’ Reserve Valuation Method or Net Level Premium Reserve Method with valuation interest rates ranging from 1.0% to 5.8%. Reserves for universal life secondary guarantee products with multiple sets of cost of insurance are determined using the methodology outlined in the November 2011 Life Actuarial Task Force Statement.

For the years ended December 31, 2019 and 2018, there were no changes in reserve basis.

The Company has established policy reserves on contracts issued January 1, 2001 and later that exceed the minimum amounts determined under Appendix A-820, “Minimum Life and Annuity Reserve Standards” of NAIC SAP by approximately $190 million and $197 million at December 31, 2019 and 2018, respectively.

At December 31, 2019 and 2018, the Company’s liabilities for GMDB reserves, which are associated with certain variable life products, amounted to $14 million and $20 million, respectively, and were recorded in Policy reserves in the accompanying Statutory Statements of Financial Position.

Surrender values are promised in excess of life reserves on certain policies. This excess is included as part of miscellaneous reserves. No surrender values are promised in excess of any other reserves. Additional reserves are held on account of anticipated extra mortality for policies subject to extra premiums.

At December 31, 2019 and 2018, the Company had $14,513 million and $12,737 million, respectively, of insurance in-force for which the gross premiums were less than the net premiums according to the standard of valuation set by the State of Delaware.

The tabular interest has been determined by formula as described in the NAIC instructions except for certain universal life products for which tabular interest has been determined from the basic data for the calculation of policy reserves. The tabular less actual reserves released has been determined by formula as described in the NAIC instructions. The tabular cost has been determined by formula as described in the NAIC instructions.

The Company has elected to establish reserves pursuant to VM-A and VM-C for contracts issued in 2019 and 2018, as allowed during the first three years following the operating date of the Valuation Manual.

50

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 12 - INSURANCE LIABILITIES (continued)

Annuity Reserves and Supplementary Contracts with Life Contingencies
Reserves for single premium immediate annuities, guaranteed future income annuities, and supplementary contracts involving life contingencies purchased prior to 2019 are based principally on 1983 Table A, A2000, 2012 IAR and the Commissioners’ Annuity Reserve Valuation Method (“CARVM”), with assumed interest rates ranging from 3.5% to 8.8%. Purchases in 2019 are reserved with valuation interest rates satisfying both the Maximum Valuation Interest Rates For Income Annuities ("VM-22") and the New York Department of Financial Services maximum valuation rate requirements and 2012 Individual Annuity Reserve Table.  The VM-22 rates range from 2.00% to 4.50%.

Reserves for fixed deferred annuities are based principally on 1971 Individual Annuity Mortality, 1983 Table A, A2000, 2012 IAR and the CARVM, with assumed interest rates ranging from 3.5% to 10.0%. Reserves for variable deferred annuities are based principally on 1994 Variable Annuity GMDB Mortality Table and the Variable Annuity Commissioners’ Annuity Reserve Valuation Method ("VM-21"), with assumed interest rates ranging from 3.5% to 8.25%. Generally, owners of the Company’s deferred annuities are able, at their discretion, to withdraw funds from their policies. For some policies, the withdrawals are subject to surrender charges in the early years.

At December 31, 2019 and 2018, the Company’s liabilities for GMDB and GMAB reserves, which are associated with variable annuity products, amounted to $19 million and $25 million, respectively, and were recorded in Policy reserves in the accompanying Statutory Statements of Financial Position.

For the years ended December 31, 2019 and 2018, there were no changes in reserve basis.

The tabular interest has been determined by formula as described in the NAIC instructions except for individual deferred annuities for which tabular interest has been determined from the basic data for the calculation of policy reserves. The tabular less actual reserves released has been determined by formula as described in the NAIC instructions. The tabular cost has been determined by formula as described in the NAIC instructions.
Deposit Funds
Deposit funds at December 31, 2019 and 2018 were as follows (in millions):

	2019	2018
Fixed period annuities	$1,073	$940
Supplemental contracts without life contingencies	373	344
Continued interest accounts	21	24
Total deposit funds	$1,467	$1,308

51

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 12 - INSURANCE LIABILITIES (continued)

Withdrawal Characteristics of Annuity Reserves and Deposit Funds
The following table reflects the withdrawal characteristics of annuity reserves and deposit fund liabilities at December 31, 2019 and 2018 ($ in millions):

Individual Annuities

	2019
	General Account	Separate Accounts with Guarantees	Separate Accounts Non-guaranteed	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$26,505	$—	$—	$26,505	27%
At book value less current surrender charge of 5% or more	6,139	—	—	6,139	6
At fair value	—	—	28,855	28,855	30
Total with adjustment or at fair value	32,644	—	28,855	61,499	63
At book value without adjustment	20,899	—	—	20,899	21
Not subject to discretionary withdrawal	15,184	—	—	15,184	16
Total	$68,727	$—	$28,855	$97,582	100%
Amount with current surrender charge of 5% or more that will have less than a 5% surrender charge in the following year	$74	$—	$—	$74

	2018
	General Account	Separate Accounts with Guarantees	Separate Accounts Non-guaranteed	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$24,816	$—	$—	$24,816	27%
At book value less current surrender charge of 5% or more	6,585	—	—	6,585	7
At fair value	—	—	24,533	24,533	27
Total with adjustment or at fair value	31,401	—	24,533	55,934	61
At book value without adjustment	21,466	—	—	21,466	23
Not subject to discretionary withdrawal	14,014	—	—	14,014	15
Total	$66,881	$—	$24,533	$91,414	100%
Amount with current surrender charge of 5% or more that will have less than a 5% surrender charge in the following year	$21	$—	$—	$—

52

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 12 - INSURANCE LIABILITIES (continued)

Group Annuities

	2019
	General Account	Separate Accounts with Guarantees	Separate Accounts Non-guaranteed	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$69	$—	$—	$69	10%
At book value less current surrender charge of 5% or more	—	—	—	—	—
At fair value	—	—	—	—	—
Total with adjustment or at fair value	69	—	—	69	10
At book value without adjustment	48	—	—	48	7
Not subject to discretionary withdrawal	571	—	—	571	83
Total	$688	$—	$—	$688	100%
Amount with current surrender charge of 5% or more that will have less than a 5% surrender charge in the following year	$—	$—	$—	$—

	2018
	General Account	Separate Accounts with Guarantees	Separate Accounts Non-guaranteed	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$79	$—	$—	$79	11%
At book value less current surrender charge of 5% or more		—	—	—	—
At fair value	—	—	—	—	—
Total with adjustment or at fair value	79	—	—	79	11
At book value without adjustment	51	—	—	51	7
Not subject to discretionary withdrawal	609	—	—	609	82
Total	$739	$—	$—	$739	100%
Amount with current surrender charge of 5% or more that will have less than a 5% surrender charge in the following year	$—	$—	$—	$—

53

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 12 - INSURANCE LIABILITIES (continued)

Deposit-Type Contracts

	2019
	General Account	Separate Accounts with Guarantees	Separate Accounts Non-guaranteed	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$—	$—	$—	$—	—%
At book value less current surrender charge of 5% or more	—	—	—	—	—
At fair value	—	—	—	—	—
Total with adjustment or at fair value	—	—	—	—	—
At book value without adjustment	229	—	—	229	16
Not subject to discretionary withdrawal	1,238	—	—	1,238	84
Total	$1,467	$—	$—	$1,467	100%
Amount with current surrender charge of 5% or more that will have less than a 5% surrender charge in the following year	$—	$—	$—	$—

	2018
	General Account	Separate Accounts with Guarantees	Separate Accounts Non-guaranteed	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$—	$—	$—	$—	—%
At book value less current surrender charge of 5% or more		—	—	—	—
At fair value	—	—	—	—	—
Total with adjustment or at fair value	—	—	—	—	—
At book value without adjustment	201	—	—	201	15
Not subject to discretionary withdrawal	1,107	—	—	1,107	85
Total	$1,308	$—	$—	$1,308	100%
Amount with current surrender charge of 5% or more that will have less than a 5% surrender charge in the following year	$—	$—	$—	$—

54

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 12 - INSURANCE LIABILITIES (continued)

Withdrawal Characteristics of Life Insurance Reserves

The following tables reflect the withdrawal characteristics of life insurance reserves at December 31, 2019 and 2018 ($ in millions):

	2019
	General Account				Separate Accounts Guaranteed and Non-guaranteed
	Account Value	Cash Value	Reserve		Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender, or policy loans:
Term policies with cash value	$—	$—	$—		$—	$—	$—
Universal life	18,879	18,864	18,005		5,949	5,949	5,949
Universal life with secondary guarantees	5,145	4,426	7,714		—	—	—
Indexed universal life	—	—	—		—	—	—
Indexed universal life with secondary guarantees	—	—	—		—	—	—
Indexed life	—	—	—		—	—	—
Other permanent cash value life insurance	—	—	—		—	—	—
Variable life	11	11	17		53	53	53
Variable universal life	1,403	1,400	1,585		9,350	9,190	9,286
Miscellaneous reserves	—	—	—		—	—	—
Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	—	—	—		—	—	—
Accidental death benefits	—	—	—		—	—	—
Disability - active lives	—	—	2		—	—	—
Disability - disabled lives	—	—	74		—	—	—
Miscellaneous reserves	—	—	868		—	—	—
rounding			1
Miscellaneous reserves			869
Total life insurance (gross)	25,438	24,701	28,266	—	15,352	15,192	15,288
Reinsurance ceded	—	—	562		—	—	—
Total life insurance (net)	$25,438	$24,701	$27,704		$15,352	$15,192	$15,288

55

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 12 - INSURANCE LIABILITIES (continued)

	2018
	General Account			Separate Accounts Guaranteed and Non-guaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender, or policy loans:
Term policies with cash value	$—	$—	$—	$—	$—	$—
Universal life	17,800	17,773	17,378	5,953	5,953	5,953
Universal life with secondary guarantees	5,235	4,501	7,179	—	—	—
Indexed universal life	—	—	—	—	—	—
Indexed universal life with secondary guarantees	—	—	—	—	—	—
Indexed life	—	—	—	—	—	—
Other permanent cash value life insurance	—	—	—	—	—	—
Variable life	12	12	17	46	46	46
Variable universal life	1,376	1,372	1,542	7,059	6,899	6,999
Miscellaneous reserves	—	—	—	—	—	—
Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	—	—	—	—	—	—
Accidental death benefits	—	—	—	—	—	—
Disability - active lives	—	—	2	—	—	—
Disability - disabled lives	—	—	73	—	—	—
Miscellaneous reserves	—	—	845	—	—	—
Total life insurance (gross)	24,423	23,658	27,036	13,058	12,898	12,998
Reinsurance ceded	—	—	550	—	—	—
Total life insurance (net)	$24,423	$23,658	$26,486	$13,058	$12,898	$12,998

NOTE 13 - REINSURANCE

The Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk and to be able to issue life insurance policies in excess of its retention limits. Currently, the Company reinsures the mortality risk on new life insurance policies on a quota–share yearly renewable term basis for many products, except for custom guarantee universal life, survivorship custom guarantee universal life and asset flex products. Most of the ceded business is on an automatic basis. The quota–share currently ceded on new business ranges from 25% to 90%. All products are ceded from first dollar with the exception of variable universal life, which has a minimum size policy ceded of either $0 or $1 million. Cases in excess of the Company’s retention and certain substandard cases are ceded on a facultative basis. The majority of the Company's facultative reinsurance is for substandard cases which the Company typically cedes 90%.

The ceding of risk does not discharge the Company from its primary obligations to policyholders. To the extent that the assuming companies become unable to meet their obligations under reinsurance contracts, the Company remains contingently liable. Each reinsurer is reviewed to evaluate its financial stability before entering into each reinsurance contract and throughout the period that the reinsurance contract is in place.

56

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 13 - REINSURANCE (continued)

Life insurance ceded was 48% of total life insurance in-force at both December 31, 2019, and 2018. The reserve reductions taken for life insurance reinsured at December 31, 2019 and 2018 were $562 million and $550 million, respectively.

The effects of reinsurance for the years ended December 31, 2019, 2018 and 2017 were as follows (in millions):

	2019	2018	2017
Premiums:
Direct	$13,780	$12,771	$13,928
Assumed	5	5	4
Ceded	(517)	(541)	(616)
Net premiums	$13,268	$12,235	$13,316
Policyholders’ benefits ceded	$496	$468	$774
Reinsurance recoverable	$60	$76	$207

Effective April 1, 2018, the Company’s coinsurance with funds withheld and modified coinsurance agreements with New York Life to cede 90% of a block of inforce life insurance business were terminated and the Company fully recaptured the risks related to the business previously reinsured under the agreements. The Company paid New York Life a recapture fee in the amount of $21 million pre-tax. The recapture of these reinsurance agreements did not have a material impact to the Company’s surplus. Prior to the recapture, the Company had ceded 90% of the retained portion of a block of in-force life insurance business through a reinsurance agreement with New York Life using a combination of coinsurance with funds withheld for the fixed portion maintained in the general account and modified coinsurance (“MODCO”) for policies in the separate accounts. An experience refund was paid to the Company at the end of each accounting period for 100% of New York Life’s profits in excess of $5 million per year. Experience refunds received in 2018 and 2017 were $3 million and $71 million, respectively, which are reported in Premiums in the accompanying Statutory Statements of Operations.

The Company has reinsurance agreements with New York Life Agents Reinsurance Company (“NYLARC”). NYLARC is a life insurance company wholly-owned by NYLARC Holding Company, Inc., whose shareholders consist of New York Life’s top agents who meet certain criteria and who may also be agents of the Company or NYLIFE Insurance Company of Arizona ("NYLAZ"). NYLARC reinsures a portion of certain life insurance products sold by its shareholders. NYLARC’s purpose is to retain high production agents, and increase the volume and quality of the business that they submit to New York Life, NYLAZ and the Company.

NOTE 14 - BENEFIT PLANS

The Company participates in the cost of the following plans sponsored by New York Life: (1) certain postretirement life and health benefits for retired employees and agents including their eligible dependents, (2) certain defined benefit pension plans for eligible employees and agents (3) certain defined contribution plans for substantially all employees and agents and (4) postemployment benefits. The expense for these plans is allocated to the Company in accordance with an intercompany cost sharing agreement. The liabilities for these plans are included with the liabilities for the corresponding plan of New York Life. The Company’s share of the cost of these plans was as follows for the years ended December 31, 2019, 2018 and 2017 (in millions):

	2019	2018	2017
Defined benefit pension	$28	$31	$27
Defined contribution	10	9	9
Postretirement life and health	5	6	6
Total	$43	$46	$42

57

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 15 - COMMITMENTS AND CONTINGENCIES
Support and Credit Agreements
New York Life Capital Corporation (“NYLCC”), a wholly-owned subsidiary of NYLIFE LLC, has a credit agreement with the Company dated December 23, 2004, as amended, whereby NYLCC has agreed to make loans to the Company in an amount up to, but not exceeding, $490 million from the issuance of commercial paper. At December 31, 2019 and 2018, the Company had no outstanding loan balance to NYLCC. During 2019, 2018 and 2017, the Company had no interest expense.

The Company has a credit agreement with New York Life, dated September 30, 1993, as amended, whereby the Company may borrow from New York Life up to $490 million. During 2019 and 2018, the credit facility was not used, no interest was paid and there was no outstanding balance due.

In addition, the Company has a credit agreement with New York Life dated April 1, 1999, as amended, in which New York Life may borrow from the Company up to $490 million. During 2019 and 2018, the credit facility was not used, no interest was paid and there was no outstanding balance due.
Guarantees
At the inception of a guarantee (except unlimited guarantees), the Company recognizes an initial liability at fair value for the obligations it has undertaken, regardless of the probability of performance under the guarantee. This includes guarantees made on behalf of affiliates unless the guarantee is deemed unlimited. At December 31, 2019 and 2018, the Company had no such guarantees.
Litigation
The Company is a defendant in individual and/or alleged class action suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, retail securities, and/or other operations, including actions involving retail sales practices. Some of these actions seek substantial or unspecified compensatory and punitive damages. The Company is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, the Company believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on the Company’s financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on the Company’s operating results for a given year.
Borrowed Money
Refer to Note 6 - Investments for a more detailed discussion of the Company's commitments for loaned securities and repurchase agreements.
Assessments
Most of the jurisdictions in which the Company is licensed to transact business require life insurers to participate in guaranty associations which are organized to pay contractual benefits pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the line of business in which the impaired, insolvent or failed life insurer is engaged. Some states permit member insurers to recover assessments through full or partial premium tax offsets.

58

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 15 - COMMITMENTS AND CONTINGENCIES (continued)

Other Commitments and Contingencies
Prior to July 1, 2002, the Company did business in Taiwan through a branch operation (the "Taiwan Branch"). On July 1, 2002, the Taiwan Branch ceased operations and all of its liabilities and assets, including policy liabilities were transferred to New York Life Insurance Taiwan Corporation ("Taiwan Corporation"), an indirect subsidiary of New York Life. On December 31, 2013, Taiwan Corporation was sold to Yuanta Financial Holding Co. Ltd. ("Yuanta"). Under the terms of the sale agreement, Yuanta has agreed to satisfy in full, or to cause Taiwan Corporation to satisfy in full, all of Taiwan Corporation's obligations under the Taiwan Branch policies that were transferred to Taiwan Corporation on July 1, 2002. However, the Company, under Taiwan law, also remains contingently liable for these policies in the event that neither Taiwan Corporation nor Yuanta meets its obligations. This contingent liability of the Company has not been recognized on the accompanying Statutory Statements of Financial Position because it does not meet the probable and estimable criteria of SSAP No. 5R.

At December 31, 2019 and 2018, the Company and its guaranteed separate accounts had contractual commitments to extend credit for commercial mortgage loans at both fixed and variable rates of interest, which amounted to approximately $1,152 million and $1,291 million, respectively. These commitments are diversified by property type and geographic location. There were no contractual commitments to extend credit under residential loan agreements at December 31, 2019 and 2018.

At December 31, 2019 and 2018, the Company and its guaranteed separate accounts had outstanding contractual obligations to acquire additional private placement securities amounting to $848 million and $722 million, respectively.

Unfunded commitments on limited partnership, limited liability companies and other invested assets amounted to $323 million and $312 million at December 31, 2019 and 2018, respectively. Unfunded commitments on LIHTC amounted to $9 million and $11 million at December 31, 2019 and 2018, respectively. At December 31, 2019 and 2018, unfunded commitments on LIHTC are included in Other invested assets, with an offset in Other liabilities in the accompanying Statutory Statement of Financial Position.

Several commercial banks have customary security interests in certain assets of the Company to secure potential overdrafts and other liabilities of the Company that may arise under custody, securities lending and other banking agreements with such banks.
FHLB Agreement
The Company is a member of the FHLB of Pittsburgh. Membership in the FHLB of Pittsburgh provides the Company with a significant source of alternative liquidity. Advances received by the general account are included in Other liabilities in the accompanying Statutory Statements of Financial Position. When borrowing from the FHLB of Pittsburgh, the Company is required to post collateral in the form of eligible securities, including mortgage-backed, government and agency debt instruments for each of the advances received. Upon any event of default by the Company, the FHLB of Pittsburgh's recovery from the collateral is limited to the amount of the Company's liability to the FHLB of Pittsburgh.

The amount of FHLB of Pittsburgh common stock held, in aggregate exclusively in the Company’s general account at December 31, 2019 and 2018 was as follows (in millions):

	2019	2018
Membership stock - Class B (1)	$28	$28
Activity stock	—	—
Aggregate total	$28	$28
Actual or estimated borrowing capacity as determined by the insurer	$5,302	$5,073
(1) Membership stock is not eligible for redemption.

59

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 15 - COMMITMENTS AND CONTINGENCIES (continued)

At December 31, 2019 and 2018, the Company did not have an outstanding balance due to the FHLB of Pittsburgh. The maximum amount borrowed and collateral pledged to the FHLB of Pittsburgh during the years ended December 31, 2019 and 2018 was as follows (in millions):

	Fair Value	Carrying Value	Maximum Amount Borrowed During the Year
Current year general account	$525	$525	$325
Current year separate accounts	$—	$—	$—
Prior year total general and separate accounts	$31	$31	$10

The Company does not have any prepayment obligations for the borrowing arrangement.

NOTE 16 - INCOME TAXES

The components of the net DTAs and DTLs were as follows at December 31, 2019 and 2018 (in millions):

	2019			2018			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross DTAs	$1,040	$127	$1,167	$1,060	$164	$1,224	$(20)	$(37)	$(57)
Statutory valuation allowance	—	—	—	—	—	—	—	—	—
Adjusted gross DTAs	1,040	127	1,167	1,060	164	1,224	(20)	(37)	(57)
Nonadmitted DTAs (1)	350	—	350	296	—	296	54	—	54
Subtotal net admitted DTAs	690	127	817	764	164	928	(74)	(37)	(111)
Gross DTLs	323	204	527	456	146	602	(133)	58	(75)
Net admitted DTAs (2)	$367	$(77)	$290	$308	$18	$326	$59	$(95)	$(36)
(1) DTAs are nonadmitted primarily because they are not expected to be realized within three years of the Statutory Statements of Financial Position date.
(2) The total net admitted DTAs are included in Other assets in the accompanying Statutory Statements of Financial Position.

60

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 16 - INCOME TAXES (continued)

The admission calculation components are as follows (paragraph references throughout Note 16 are to paragraphs of SSAP No. 101 “Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10”) (in millions):

	December 31, 2019			December 31, 2018			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks (Paragraph 11.a)	$—	$4	$4	$—	$26	$26	$—	$(22)	$(22)
Adjusted gross DTAs expected to be realized (excluding the amount of DTAs from paragraph 11.a above) after application of the threshold limitation (the lesser of paragraph 11.b.i and 11.b.ii below):	263	23	286	292	8	300	(29)	15	(14)
Adjusted gross DTAs expected to be realized following the balance sheet date. (Paragraph 11.b.i)	263	23	286	292	8	300	(29)	15	(14)
Adjusted gross DTAs allowed per limitation threshold (Paragraph 11.b.ii)	N/A	N/A	1,360	N/A	N/A	1,239	N/A	N/A	121
Adjusted gross DTAs (excluding the amount of DTAs from paragraphs 11.a and 11.b above) offset by gross DTLs (Paragraph 11.c)	427	100	527	472	130	602	(45)	(30)	(75)
DTAs admitted as the result of application of SSAP 101 (Total of paragraphs 11.a, 11.b, 11.c).	$690	$127	$817	$764	$164	$928	$(74)	$(37)	$(111)

The ratio used to determine the applicable period used in paragraph 11.b.i above and the amount of adjusted capital and surplus used to determine the percentage threshold limitation in paragraph 11.b.ii above are as follows ($ in millions):

	December 31,
	2019	2018
Ratio percentage used to determine recovery period and threshold limitation amount.	1,080%	1,010%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in paragraph 11.b.ii above.	$9,065	$8,260

There was no impact on the Company’s adjusted gross and net admitted DTAs due to tax planning strategies at December 31, 2019 and 2018.

The Company did not use reinsurance in its tax planning strategies. The Company had no unrecognized DTLs at December 31, 2019 and 2018. Additionally, the Company had no adjustments to gross DTAs because of a change in circumstances that causes a change in judgment about the realizability of the related DTAs.

The TCJA significantly changed U.S. tax law primarily by lowering the corporate income tax rate from 35% to 21% beginning in 2018. Deferred taxes were revalued to reflect the 21% corporate income tax rate with the following result (in millions):

	2018	2017
Deferred income tax benefit on change in net unrealized capital gains	$—	$14
Increase (decrease) in net deferred taxes related to other items	2	(296)
Increase (decrease) in net deferred taxes booked to surplus	2	(282)
Decrease to nonadmitted deferred taxes	—	325
Total change in net admitted DTAs	$2	$43

61

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 16 - INCOME TAXES (continued)

For tax years beginning January 1, 2018, the TCJA limits life insurance reserves for tax purposes to the greater of the net surrender value or 92.81% of NAIC required reserves effective January 1, 2018. Tax accounting for these changes required the restatement of December 31, 2017 life insurance tax reserves calculated using pre TCJA rules to the amounts required to be held under the TCJA. This revaluation requires establishing a “gross up” in which a new DTA for the revised statutory to tax difference is recorded and offset by a DTL in an equal amount. The Company recorded offsetting DTAs and DTLs in the provisional amount of $472 million in 2017.

The tax accounting was completed in 2018 within the measurement period, as defined in INT 18-01. On the basis of life insurance tax reserve computations that were completed during the reporting period, an additional measurement period tax reserve decrease of $24 million was recognized to the DTL and $24 million offset to the DTA, resulting in a total DTL of $448 million with a corresponding adjustment of $448 million to the DTA.

Significant components of the current federal and foreign income taxes for the years ended December 31, 2019, 2018 and 2017 were as follows (in millions):

	2019	2018	2017	Change 2019-2018	Change 2018-2017
Federal(1)	$227	$215	$248	$12	$(33)
Foreign	—	—	1	—	(1)
Subtotal	227	215	249	12	(34)
Federal income tax on net capital gains (losses)	4	(24)	15	28	(39)
Other (prior period correction)	(22)	(22)	—	—	(22)
Total federal and foreign income taxes	$209	$169	$264	$40	$(95)
(1) The Company had investment tax credits of $24 million, $30 million and $36 million for the years ended December 31, 2019, 2018 and 2017, respectively.

62

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 16 - INCOME TAXES (continued)

The tax effects of temporary differences that give rise to DTAs and DTLs at December 31, 2019 and 2018 were as follows (in millions):

	2019	2018	Change
DTAs
Ordinary:
Policyholder reserves	$662	$733	$(71)
Deferred acquisition costs	275	241	34
Investments	61	53	8
Pension accrual	27	27	—
Receivables - nonadmitted	12	4	8
Fixed assets	2	2	—
Other	1	—	1
Subtotal	1,040	1,060	(20)
Nonadmitted	350	296	54
Admitted ordinary DTAs	690	764	(74)
Capital:
Investments	127	164	(37)
Subtotal	127	164	(37)
Nonadmitted	—	—	—
Admitted capital DTAs	127	164	(37)
Total admitted DTAs	817	928	(111)
DTLs
Ordinary:
Policyholder reserves	284	410	(126)
Investments	39	45	(6)
Other	—	1	(1)
Subtotal	323	456	(133)
Capital:
Investments	204	146	58
Subtotal	204	146	58
Total DTLs	527	602	(75)
Net admitted DTAs	$290	$326	$(36)
Deferred income tax (expense)/benefit on change in net unrealized capital gains/(losses)			$(90)
Increase in net deferred taxes related to other items			109
Decrease in DTAs nonadmitted			(54)
Decrease in DTAs nonadmitted reported in prior period correction			$(1)

Total change in net admitted DTAs			$(36)

63

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 16 - INCOME TAXES (continued)

The Company’s income tax expense for the years ended December 31, 2019, 2018 and 2017 differs from the amount obtained by applying the statutory rate of 21%, 21% and 35%, respectively, to net gain from operations after dividends to policyholders and before federal income taxes for the following reasons (in millions):

	2019	2018	2017	Change 2019-2018	Change 2018-2017
Net gain from operations after dividends to policyholders and before federal and foreign income taxes at statutory rate	$184	$103	$304	$81	$(201)
Net realized capital gains (losses) at statutory rate	—	(7)	31	7	(38)
Tax exempt income	(50)	(22)	(52)	(28)	30
Tax credits, net of withholding	(30)	(33)	(40)	3	7
Amortization of IMR	(5)	(9)	(12)	4	3
Impact of TCJA	—	(2)	296	2	(298)
Prior year audit liability and settlement	(15)	(3)	(1)	(12)	(2)
Non-admitted assets	(8)	(6)	12	(2)	(18)
Accruals in surplus	13	(7)	(4)	20	(3)
Other	12	(16)	12	28	(28)
Income tax incurred and change in net DTAs during period	$101	$(2)	$546	$103	$(548)
Federal income taxes reported in the Company's Statutory Statements of Operations	$227	$215	$249	$12	$(34)
Capital gains tax expense (benefit) incurred	4	(24)	15	28	(39)
Change in net deferred income taxes	(109)	(153)	282	44	(435)
Change in current and deferred income taxes reported in prior period correction	(21)	(40)	—	19	(40)
Total federal and foreign income tax expense	$101	$(2)	$546	$103	$(548)

The Company’s federal income tax returns are routinely examined by the Internal Revenue Service ("IRS") and provisions are made in the financial statements in anticipation of the results of these audits. The IRS has completed audits through 2010 and tax years 2011 through 2013 are currently under examination. There were no material effects on the Company’s accompanying Statutory Statements of Operations as a result of these audits. The Company believes that its recorded income tax liabilities are adequate for all open years.

The Company does not anticipate any significant changes to its total unrecognized tax benefits within the next 12 months.

The Company did not have any operating loss and tax credit carry forwards available for tax purposes. The total income taxes incurred in prior years that will be available for recoupment in the event of future net losses total $4 million, $0 million and $0 million, related to the years ended December 31, 2019, 2018 and 2017, respectively.

As discussed in Note 3 – Significant Accounting Policies - Federal Income Taxes, the Company’s federal income tax return is consolidated with New York Life, NYLAZ, NYLIFE LLC, New York Life Enterprises LLC, NYL Investments, and NYL Investors.

At December 31, 2019 and 2018, the Company recorded a current income tax receivable of $46 million and $118 million, respectively, which is included in Other assets in the accompanying Statutory Statements of Financial Position.

At December 31, 2019, the Company had no protective tax deposits on deposit with the IRS under Section 6603 of the IRC.

64

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 17 - CAPITAL AND SURPLUS
Capitalization
The Company has 20,000 shares authorized, with a par value of $10,000 per share with 2,500 shares issued and outstanding. All shares are common stock and are owned by New York Life. The Company has no preferred stock.
Other Surplus Adjustments
Other adjustments, net in the accompanying Statutory Statements of Changes in Surplus at December 31, 2019, 2018 and 2017, principally include the effects of the following (in millions):

	2019	2018	2017
Surplus withdrawn from separate accounts	$44	$48	$44
Changes in surplus relating to separate accounts	(47)	(43)	(50)
Change in liability for reinsurance in unauthorized companies	(2)	1	2
Total	$(5)	$6	$(4)
Nonadmitted Assets
Under statutory accounting rules, a nonadmitted asset is defined as an asset having economic value other than that which can be used to fulfill policyholder obligations, or those assets that are unavailable due to encumbrances or other third-party interests. These assets are not recognized in the accompanying Statutory Statements of Financial Position, and are, therefore, considered nonadmitted. The changes between years in nonadmitted assets are charged or credited directly to surplus.

NOTE 18 - DIVIDENDS TO STOCKHOLDER

The Company is subject to restrictions on the payment of dividends to New York Life. Under the Delaware Insurance Code, cash dividends can be paid only out of that part of the Company’s available and accumulated surplus funds which are derived from realized net operating profits on its business and realized capital gains, and dividends (or other distributions) on capital stock can be declared and paid only out of earned surplus (being an amount equal to the unassigned funds of the Company as set forth in its most recent annual statement submitted to the Delaware Insurance Commissioner (“the Commissioner”), including all or part of the surplus arising from unrealized capital gains or revaluation of assets), except as otherwise approved by the Commissioner (provided that stock dividends may be paid out of any available surplus funds). Furthermore, no extraordinary dividend may be paid until 30 days after the Commissioner has received notice of such declaration and has not disapproved such payment within such 30 day period, or the Commissioner has approved such payment within that 30 day period. Extraordinary dividends are defined as any dividend or distribution or cash or other property, whose fair market value, together with that of other dividends or distributions made within the preceding 12 months, exceeds the greater of (1) 10 percent of the Company’s surplus as regards policyholders as of the preceding December 31 or (2) the net gain from operations of the Company for the 12 month period ending on the preceding December 31 (not including pro rata distributions of any class of the Company’s own securities).

At December 31, 2019, the amount of earned surplus of the Company available for the payment of dividends was $5,402 million. The maximum amount of dividends that may be paid in 2020 without prior notice to or approval of the Delaware Insurance Commissioner is $933 million.

Dividends may be declared by the Board of Directors of the Company from available surplus, as it deems appropriate, on a non-cumulative basis. In 2019, the Company did not pay a dividend to its sole stockholder, New York Life. In 2018, the Company paid a $600 million dividend to New York Life. In 2017, the Company paid a $275 million dividend to New York Life.

65

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS

NOTE 19 - LOAN-BACKED AND STRUCTURED SECURITY IMPAIRMENTS

The Company had structured securities classified as intent to sell with an amortized cost before OTTI of $46 million and $4 million, fair value of $38 million and $3 million, and recognized OTTI of $8 million and $1 million, in the general account and separate accounts, respectively, at December 31, 2019.

The following table lists each loan-backed and structured security at a CUSIP level where the present value of cash flows expected to be collected is less than the amortized cost basis during the current year (in thousands):

IMPAIRMENTS TAKEN ON CURRENT HOLDINGS DURING THE CURRENT YEAR
(1)	(2)	(3)	(4)	(5)	(6)	(7)
CUSIP(1,2)	Amortized Cost Before Current Period OTTI	Projected Cash Flows	Current Period Recognized OTTI	Amortized Cost After OTTI	Fair Value	Financial Statement Reporting Period
General Account
059469AF3	$208	$196	$12	$196	$200	12/31/2019
1248MBAL9	1,190	1,179	12	1,179	1,178	12/31/2019
12627HAK6	781	763	18	763	771	12/31/2019
12628LAJ9	193	190	3	190	180	12/31/2019
12629EAD7	1,012	997	15	997	955	12/31/2019
12638PAE9	1,212	1,173	39	1,173	1,175	12/31/2019
12667FJ55	1,404	1,342	62	1,342	1,402	12/31/2019
12667GRG0	1,995	1,990	5	1,990	1,978	12/31/2019
151314CC3	52	52	—	52	52	12/31/2019
17029RAA9	73	33	40	33	13	12/31/2019
225458XZ6	7,391	6,958	434	6,958	6,934	12/31/2019
225470S95	444	426	18	426	369	12/31/2019
32052MAA9	182	181	1	181	119	12/31/2019
3622EUAB2	494	470	24	470	487	12/31/2019
3622EUAC0	94	89	5	89	92	12/31/2019
46628BBD1	29	29	—	29	28	12/31/2019
61751DAE4	386	365	22	365	382	12/31/2019
65537BAC4	2,474	2,468	6	2,468	2,454	12/31/2019
65537BAF7	1,635	1,556	79	1,556	1,606	12/31/2019
76110VSU3	474	449	25	449	444	12/31/2019
784649AG0	237	139	98	139	134	12/31/2019
78476YAA4	541	281	261	281	241	12/31/2019
78477AAA5	194	94	100	94	80	12/31/2019
94984MAG9	485	479	5	479	484	12/31/2019
05948KP52	416	403	13	403	404	9/30/2019
1248MBAL9	202	202	—	202	200	9/30/2019
12628LAJ9	203	197	7	197	192	9/30/2019
17029RAA9	31	26	4	26	14	9/30/2019
32052MAA9	188	184	4	184	120	9/30/2019
57643MFB5	36	—	36	—	—	9/30/2019
76110VSU3	532	506	26	506	495	9/30/2019
12628KAF9	984	968	17	968	1,028	6/30/2019
12628LAJ9	215	207	7	207	202	6/30/2019
12629EAD7	1,050	1,049	1	1,049	1,047	6/30/2019

66

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 19 - LOAN-BACKED AND STRUCTURED SECURITY IMPAIRMENTS (continued)

IMPAIRMENTS TAKEN ON CURRENT HOLDINGS DURING THE CURRENT YEAR
(1)	(2)	(3)	(4)	(5)	(6)	(7)
CUSIP(1,2)	Amortized Cost Before Current Period OTTI	Projected Cash Flows	Current Period Recognized OTTI	Amortized Cost After OTTI	Fair Value	Financial Statement Reporting Period
17029RAA9	65	24	41	24	18	6/30/2019
32052MAA9	194	188	5	188	120	6/30/2019
69336RCF5	127	45	81	45	113	6/30/2019
76110VSU3	594	569	24	569	560	6/30/2019
02147QAF9	340	340	—	340	341	3/31/2019
059469AF3	801	778	23	778	799	3/31/2019
05948KH77	677	674	3	674	675	3/31/2019
05948KP52	505	495	9	495	485	3/31/2019
059515AE6	971	956	15	956	974	3/31/2019
05951KAZ6	85	83	1	83	85	3/31/2019
05951KBA0	793	763	31	763	810	3/31/2019
05953YAA9	4,832	4,715	117	4,715	4,750	3/31/2019
1248MBAJ4	4,588	4,543	45	4,543	4,377	3/31/2019
1248MBAL9	1,300	1,291	9	1,291	1,230	3/31/2019
12544TAH7	311	309	3	309	316	3/31/2019
12627HAK6	873	854	19	854	849	3/31/2019
12628KAF9	1,014	997	17	997	928	3/31/2019
12628LAJ9	227	220	8	220	212	3/31/2019
12629EAD7	1,085	1,072	13	1,072	1,030	3/31/2019
12638PAE9	1,286	1,280	7	1,280	1,244	3/31/2019
12667G6W8	736	733	4	733	739	3/31/2019
12667G7X5	1,047	1,037	11	1,037	1,030	3/31/2019
17309BAB3	144	143	1	143	145	3/31/2019
32051GTD7	772	736	37	736	768	3/31/2019
3622EUAB2	558	522	36	522	537	3/31/2019
3622EUAC0	1,207	1,130	77	1,130	1,171	3/31/2019
45660LSY6	3,585	3,430	155	3,430	3,571	3/31/2019
46625YQX4	2,244	1,849	392	1,849	1,560	3/31/2019
46628BBD1	34	34	—	34	34	3/31/2019
61750YAB5	1,068	906	162	906	1,044	3/31/2019
61752RAH5	37	36	1	36	37	3/31/2019
61752RAJ1	955	914	41	914	949	3/31/2019
76110VSU3	649	621	29	621	587	3/31/2019
76111XPR8	6	1	5	1	1	3/31/2019
81744HAF0	555	540	15	540	548	3/31/2019
93934FEM0	1,018	1,004	15	1,004	994	3/31/2019
Subtotal - General Account	XXX	XXX	$2,851	XXX	XXX
Guaranteed Separate Accounts
059469AF3	$104	$98	$6	$98	$100	12/31/2019
1248MBAL9	183	181	2	181	181	12/31/2019
12627HAK6	137	134	3	134	136	12/31/2019
61751DAE4	55	52	3	52	55	12/31/2019

67

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS
NOTE 19 - LOAN-BACKED AND STRUCTURED SECURITY IMPAIRMENTS (continued)

IMPAIRMENTS TAKEN ON CURRENT HOLDINGS DURING THE CURRENT YEAR
(1)	(2)	(3)	(4)	(5)	(6)	(7)
CUSIP(1,2)	Amortized Cost Before Current Period OTTI	Projected Cash Flows	Current Period Recognized OTTI	Amortized Cost After OTTI	Fair Value	Financial Statement Reporting Period
76110VSU3	4	4	—	4	4	12/31/2019
76110VSU3	5	4	—	4	4	9/30/2019
12628KAF9	128	126	2	126	134	6/30/2019
76110VSU3	5	5	—	5	5	6/30/2019
009451AP0	1	—	1	—	3	3/31/2019
02147QAF9	454	453	1	453	455	3/31/2019
059469AF3	57	56	2	56	57	3/31/2019
059515AE6	114	112	2	112	115	3/31/2019
05951KBA0	42	40	2	40	43	3/31/2019
1248MBAL9	200	198	1	198	189	3/31/2019
12627HAK6	153	150	3	150	150	3/31/2019
12628KAF9	132	130	2	130	121	3/31/2019
61750YAB5	124	105	20	105	121	3/31/2019
76110VSU3	6	5	—	5	5	3/31/2019
Subtotal - Guaranteed Separate Accounts	XXX	XXX	$50	XXX	XXX
Grand Total	XXX	XXX	$2,901	XXX	XXX

(1)Only the impaired lots within each CUSIP are included within this table.
(2)CUSIP amounts less than $1 thousand within this table are shown as zero.

NOTE 20 - SUBSEQUENT EVENTS

At March 12, 2020, the date the financial statements were available to be issued, there have been no events occurring subsequent to the close of the Company’s books or accounts for the accompanying statutory financial statements that would have a material effect on the financial condition of the Company.

68

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS

GLOSSARY OF TERMS

Term	Description
ABS	Asset-backed securities
AVR	Asset valuation reserve
CARVM	Commissioners’ Annuity Reserve Valuation Method
CMBS	Commercial mortgage-backed securities
COLI	Corporate owned life insurance
CSAs	Credit support annexes
DRD	Dividends received deduction
DSID (or “statutory accounting practices”)	Delaware State Insurance Department
DTA	Deferred tax asset(s)
DTL	Deferred tax liability(ies)
FHLB	Federal Home Loan Bank
GMAB	Guaranteed minimum accumulation benefit
GMDB	Guaranteed minimum death benefit
IMR	Interest maintenance reserve
INT 18-01	National Association of Insurance Commissioners Interpretation 18-01
IRC	Internal Revenue Code
IRS	Internal Revenue Service
LIHTC	Low-income housing tax credit
LTV	Loan to value ratio
MCF	Madison Capital Funding LLC
MCF Note Agreement	New York Life note funding agreement with MCF
MODCO	Modified coinsurance
NAIC	National Association of Insurance Commissioners
NAIC SAP	National Association of Insurance Commissioners’ Accounting Practices and Procedures
NAV	Net asset value
New York Life	New York Life Insurance Company
NYLARC	New York Life Agents Reinsurance Company
NYLAZ	NYLIFE Insurance Company of Arizona
NYLCC	New York Life Capital Corporation
NYLIFE Distributors	NYLIFE Distributors LLC
NYLIM	New York Life Investment Management LLC
NYL Investments	New York Life Investment Management Holdings LLC
NYL Investors	NYL Investors LLC
NYLIFE Securities	NYLIFE Securities LLC
OTC	Over-the-counter
OTC-cleared	Over-the-counter clearinghouse
OTC-bilateral	Over-the-counter bilateral agreements
OTTI	Other-than-temporary impairment(s)
PBR	Principle-based reserving
RMBS	Residential mortgage-backed securities
SSAP	Statement of statutory accounting principle

69

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
NOTES TO STATUTORY FINANCIAL STATEMENTS

Term	Description
Taiwan Branch	NYLIAC's former branch operations in Taiwan
Taiwan Corporation	New York Life Insurance Taiwan Corporation
TCJA	Tax Cuts and Jobs Act
TDR	Troubled debt restructuring
The Company	New York Life Insurance and Annuity Corporation
U.S. GAAP	Accounting principles generally accepted in the United States of America
UL	Universal life
VA	Variable annuity
VEBA	Voluntary Employees Beneficiary Association Trusts
VUL	Variable universal life
Yuanta	Yuanta Financials Holding Co., Ltd.

70

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
SCHEDULE 1 - SUPPLEMENTAL SCHEDULE OF SELECTED FINANCIAL DATA
At and for the Year Ended December 31, 2019

The following is a summary of certain financial information included in exhibits and schedules in the Annual Statement filed with the Delaware Insurance Department subjected to audit procedures by independent auditors and utilized by actuaries in the determination of reserves.

Investment Income Earned:
U.S. government bonds	$206,803,532
Other bonds (unaffiliated)	3,148,832,730
Bonds of affiliates	98,768,251
Preferred stocks (unaffiliated)	23,658
Preferred stocks of affiliates	—
Common stocks (unaffiliated)	36,569,041
Common stocks of affiliates	—
Mortgage loans	670,812,619
Real estate	7,326,819
Premium notes, policy loans and liens	54,107,842
Cash on hand and on deposit	2,562,735
Short-term investments	36,330,980
Derivative instruments	27,721,233
Other invested assets	106,862,324
Aggregate write-ins for investment income	7,145,959
Gross investment income	$4,403,867,723

Real Estate Owned - Book Value less Encumbrances	$100,882,544

Mortgage Loans - Book Value:
—
Residential mortgages	$15,681,016
Commercial mortgages	13,995,039,021
Mezzanine real estate loans	685,789,065
Total mortgage loans	$14,696,509,102

Mortgage Loans by Standing - Book Value:
Good standing	$14,695,854,103
Good standing with restructured terms	$—

Interest overdue more than 90 days, not in foreclosure	$—
Foreclosures in process	$654,999

Other Invested Assets - Statement Value	$1,514,099,509

Collateral Loans	$—

71

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

SCHEDULE 1 - SUPPLEMENTAL SCHEDULE OF SELECTED FINANCIAL DATA (continued)

Bonds and Stocks of Parent, Subsidiaries and Affiliates - Book Value:
Bonds	$2,150,577,869
Preferred stocks	$—
Common stocks	$—

Bonds and Short-Term Investments by Maturity and NAIC Designation:
Bonds by maturity - statement value:
Due within one year or less	$6,563,836,995
Over one year through five years	27,360,025,234
Over five years through 10 years	31,810,000,446
Over 10 years	$24,393,720,937
Total by maturity	$90,127,583,612

Bonds by NAIC designation - statement value
NAIC 1	$58,436,931,387
NAIC 2	27,120,907,253
NAIC 3	2,403,000,519
NAIC 4	1,860,349,796
NAIC 5	246,903,639
NAIC 6	59,491,018
Total by NAIC designation	$90,127,583,612

Total bonds publicly traded	$54,498,592,241
Total bonds privately placed	$35,628,991,371

Preferred Stocks - Statement Value	$12,963,721

Common Stocks - Market Value	$1,644,017,949

Short-Term Investments - Book Value	$44,224,224

Options, Caps and Floors Owned - Statement Value	$10,250,144

Options, Caps and Floors Written and In-Force - Statement Value	$—

Collar, Swap and Forward Agreements Open - Statement Value	$319,682,311

Future Contracts Open - Current Value	$(80,446)

Cash on Deposit	$(136,045,589.81)

72

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

SCHEDULE 1 - SUPPLEMENTAL SCHEDULE OF SELECTED FINANCIAL DATA (continued)

Life Insurance In-Force (in thousands):
Industrial	$—
Ordinary	$177,732,997
Credit life	$—
Group life	$11,863,619

Amount of Accidental Death Insurance In-Force Under
Ordinary Policies (in thousands):	$1,064,833

Life Insurance Policies with Disability Provisions In-Force (in thousands):
Industrial	$—
Ordinary	$15,697,263
Credit life	$—
Group life	$—

Supplementary Contracts In-Force:
Ordinary - not involving life contingencies
Amount on deposit	$393,808,208
Income payable	$52,429,245

Ordinary - involving life contingencies
Income payable	$37,160,168

Group - not involving life contingencies
Amount on deposit	$—
Income payable	$—

Group - involving life contingencies
Income payable	$—

Annuities:
Ordinary
Immediate - amount of income payable	$1,607,354,324
Deferred - fully paid account balance	$44,248,290,246
Deferred - not fully paid - account balance	$32,451,809,893

Group
Amount of income payable	$85,919,528
Fully paid account balance	$1,861,666
Not fully paid - account balance	$—

73

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

SCHEDULE 1 - SUPPLEMENTAL SCHEDULE OF SELECTED FINANCIAL DATA (continued)

Accident and Health Insurance - Premiums In-Force
Ordinary	$—
Group	$—
Credit	$—

Deposit Funds and Dividend Accumulations:
Deposit funds - account balance	$231,693,463
Dividend accumulations - account balance	$—

Claim Payments 2019 (in thousands):
Group accident and health - year ended December 31, 2019
2019	$—
2018	$—
2017	$—
2016	$—
2015	$—
Prior	$—

Other accident and health
2019	$—
2018	$—
2017	$—
2016	$—
2015	$—
Prior	$—

Other coverages that use developmental methods to calculate
claims reserves (in thousands):
2019	$697,299
2018	$560,813
2017	$487,771
2016	$378,457
2015	$361,625
Prior	$55,755

74

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
SCHEDULE 2 - SUMMARY INVESTMENT SCHEDULE
At and for the Year Ended December 31, 2019

	Gross Investment		Admitted Assets as
Investment Categories	Holdings*		Reported in the Annual Statement
	Amount	Percentage	Amount	Securities Lending Reinvested Collateral Amount	Total Amount	Percentage
Bonds:
U.S. governments	$5,335,859,371	4.880%	$5,335,859,371	—	$5,335,859,371	4.881%
All other governments	271,656,953	0.248	271,656,953	—	271,656,953	0.249
U.S. states, territories and possessions, etc. guaranteed	—	—	—	—	—	—
U.S. political subdivisions of states, territories, and possessions, guaranteed	—	—	—	—	—	—
U.S. special revenue and special assessment obligations, etc. non-guaranteed	16,064,167,843	14.693	16,064,167,843	—	16,064,167,843	14.695
Industrial and miscellaneous	64,236,631,719	58.752	64,236,631,719	—	64,236,631,719	58.761
Hybrid securities	—	—	—	—	—	—
Parent, subsidiaries and affiliates	2,150,577,869	1.967	2,150,577,869	—	2,150,577,869	1.967
SVO identified funds	83,141,839	0.076	83,141,839	—	83,141,839	0.076
Unaffiliated Bank loans	489,024,470	0.447	489,024,470	—	489,024,470	0.447
Total long-term bonds	88,631,060,064	81.064	88,631,060,064	—	88,631,060,064	81.076
Preferred Stocks:
Industrial and miscellaneous (Unaffiliated)	12,963,721	0.012	12,963,721	—	12,963,721	0.012
Parent, subsidiaries and affiliates	—	—		—	—	—
Total preferred stocks	12,963,721	0.012	12,963,721	—	12,963,721	0.012
Common Stock:
Industrial and miscellaneous Publicly traded (Unaffiliated)	1,027,901,096	0.940	1,027,901,096	—	1,027,901,096	0.940
Industrial and miscellaneous Other (Unaffiliated)	40,046,040	0.037	40,046,040	—	40,046,040	0.037
Parent, subsidiaries and affiliates Publicly traded	—	—	—	—	—	—
Parent, subsidiaries and affiliates Other	—	—	—	—	—	—
Mutual funds	576,070,813	0.527	576,070,813	—	576,070,813	0.527
Unit investment trusts	—	—	—	—	—	—
Closed-end funds	—	—	—	—	—	—
Total common stocks	1,644,017,949	1.504	1,644,017,949	—	1,644,017,949	1.504
Mortgage loans:
Farm mortgages	—	—		—	—	—
Residential mortgages	15,681,017	0.014	15,681,017	—	15,681,017	0.014
Commercial mortgages	13,995,039,021	12.800	13,995,039,021	—	13,995,039,021	12.802
Mezzanine real estate loans	685,789,065	0.627	685,789,065	—	685,789,065	0.627
Total mortgage loans	14,696,509,103	13.442	14,696,509,103	—	14,696,509,103	13.444
Real Estate:

75

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

SCHEDULE 2 - SUMMARY INVESTMENT SCHEDULE (continued)

	Gross Investment		Admitted Assets as
Investment Categories	Holdings*		Reported in the Annual Statement
	Amount	Percentage	Amount	Securities Lending Reinvested Collateral Amount	Total Amount	Percentage
Properties occupied by company	—	—	—	—	—	—
Properties held for production of income	100,297,544	0.092	100,297,544	—	100,297,544	0.092
Properties held for sale	585,000	0.001	585,000	—	585,000	0.001
Total real estate	100,882,544	0.092	100,882,544	—	100,882,544	0.092
Cash, cash equivalents and short-term investments:
Cash	(136,045,590)	(0.124)	(136,045,590)	—	(136,045,590)	(0.124)
Cash equivalents	1,528,306,843	1.398	1,528,306,843	—	1,528,306,843	1.398
Short-term investments	44,224,223	0.040	44,224,223	—	44,224,223	0.040
Total cash, cash equivalents and short-term investments	1,436,485,476	1.314	1,436,485,476	—	1,436,485,476	1.314
Contract loans	923,256,259	0.844	908,832,268	—	908,832,268	0.831
Derivatives	365,256,253	0.334	365,256,253	—	365,256,253	0.334
Other invested assets	1,516,504,631	1.387	1,514,099,509	—	1,514,099,509	1.385
Receivables for securities	5,963,701	0.005	5,963,701	—	5,963,701	0.005
Securities Lending	—	—	—	—	—	—
Other invested assets	1,944,975	0.002	1,944,975	—	1,944,975	0.002
Total invested assets	$109,334,844,676	100.000%	$109,318,015,566	—	$109,318,015,566	100.000%
* Gross investment holdings as valued in compliance with NAIC Accounting Practices & Procedures Manual.

76

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
SCHEDULE 3 – INVESTMENT RISKS INTERROGATORIES
At and for the Year Ended December 31, 2019

NAIC Group Code: 0826	NAIC Company Code: 91596	EIN: 13-3044743

The Investment Risks Interrogatories are to be filed by April 1. They are also to be included with the Audited Statutory Financial Statements.

Answer the following interrogatories by reporting the applicable U.S. dollar amounts and percentages of the reporting entity’s total admitted assets held in that category of investments.

1.	Reporting entity’s total admitted assets as reported on Page 2 of this annual statement. $119,590,053,909

2.	Ten largest exposures to a single issuer/borrower/investment.

	Description of		Percentage of Total
Issuer	Exposure	Amount	Admitted Assets
NEW YORK LIFE INS CO (MADISON CAPITAL FUNDING LLC)	Affiliated Bonds/Limited Partnership	$2,826,570,565	2.4%
JPMORGAN CHASE & CO	Bonds/Equity	$1,219,243,665	1.0%
WELLS FARGO & COMPANY	Bonds/Equity	$1,113,838,750	0.9%
MORGAN STANLEY	Bonds/Equity	$713,291,645	0.6%
BROOKFIELD PROPERTY PARTNERS, L.P.	Mortgage Loans	$704,891,834	0.6%
GS MORTGAGE SECURITIES	Bonds	$631,934,173	0.5%
CITIGROUP	Bonds/Equity	$559,921,966	0.5%
MAPLETREE INVESTMENTS PTE LTD	Mortgage Loans	$476,000,000	0.4%
THE MACERICH COMPANY	Mortgage Loans	$464,390,755	0.4%
BLACKSTONE	Mortgage Loans	$451,003,286	0.4%

3.	Amounts and percentages of the reporting entity’s total admitted assets held in bonds and preferred stocks by NAIC rating.

Rating	Bonds	Percentage of Total Admitted Assets	Preferred Stocks		Percentage of Total Admitted Assets
NAIC – 1	$58,436,931,415	48.9%	P/RP - 1	$95,112	—%
NAIC – 2	$27,120,907,250	22.7%	P/RP - 2	$573,420	—%
NAIC – 3	$2,403,000,520	2.0%	P/RP - 3	$—	—%
NAIC – 4	$1,860,349,797	1.6%	P/RP - 4	$—	—%
NAIC – 5	$246,903,638	0.2%	P/RP - 5	$—	—%
NAIC – 6	$59,491,019	—%	P/RP - 6	$12,295,190	—%
77

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

SCHEDULE 3 – INVESTMENT RISKS INTERROGATORIES (continued)

4.	Assets held in foreign investments:

Are assets held in foreign investments less than 2.5% of the reporting entity’s total admitted assets?
Yes [ ] No [X]

If response to 4.01 above is Yes, responses are not required for interrogatories 5-10

Total admitted assets held in foreign investments	$13,365,813,131	11.2%
Foreign-currency-denominated investments	$—	—%
Insurance liabilities denominated in that same foreign currency	$—	—%

5.	Aggregate foreign investment exposure categorized by NAIC sovereign rating:

Countries rated NAIC-1	$13,155,322,651	11.0%
Countries rated NAIC-2	$161,304,001	0.1%
Countries rated NAIC-3 or below	$49,186,477	—%

6.	Largest foreign investment exposures by country, categorized by NAIC sovereign rating:

Countries rated NAIC-1:
UNITED KINGDOM	$3,988,533,375	3.3%
CAYMAN ISLANDS	$2,630,490,480	2.2%
Countries rated NAIC-2:
Mexico	$93,409,411	0.1%
Colombia	$26,119,080	—%
Countries rated NAIC-3 or below:
BAHAMAS	$31,366,080	—%
LIBERIA	$5,987,408	—%

7. Aggregate unhedged foreign currency exposure	$500,833,991	0.4%

8.	Aggregate unhedged foreign currency exposure categorized by the country’s NAIC sovereign rating:

Countries rated NAIC-1:	$489,524,697	0.4%
Countries rated NAIC-2:	$6,092,069	—%
Countries rated NAIC-3 or below:	$5,217,226	—%

9.	Largest unhedged foreign currency exposures by country, categorized by the country’s NAIC sovereign rating:

Countries rated NAIC-1:
Luxembourg	$163,598,148	0.1%
Australia	$163,397,988	0.1%
Countries rated NAIC-2:
India	$2,966,630	—%
Italy	$1,552,827	—%
Countries rated NAIC-3 or below:
Brazil	$2,810,197	—%
South Africa	$2,124,298	—%

78

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

SCHEDULE 3 – INVESTMENT RISKS INTERROGATORIES (continued)

10.	Ten largest non-sovereign (i.e. non-governmental) foreign issues:

Issuer	NAIC Rating
SMITH & NEPHEW PLC	1	$144,500,000	0.1%
COMPASS GROUP PLC	1	$135,000,000	0.1%
TRITAX BIG BOX REIT PLC	2	$132,806,259	0.1%
STATNETT SF	1	$123,800,000	0.1%
ANGLIAN WATER GROUP LTD	1FE	$111,977,316	0.1%
BRITISH LAND COMPANY PLC	1	$110,830,972	0.1%
Angel Trains Grp	2	$109,821,834	0.1%
BASF SE	1FE	$108,490,008	0.1%
COOPERATIEVE RABOBANK UA	2FE	$108,152,762	0.1%
LESAFFRE	2	$95,412,457	0.1%

11.	Amounts and percentages of the reporting entity’s total admitted assets held in Canadian investments and unhedged Canadian currency exposure.

Are assets held in Canadian investments less than 2.5% of the reporting entity’s total admitted assets? Yes [X] No [ ]

If response to 11.01 is Yes, detail is not required for the remainder of Interrogatory 11

12.	Report aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments with contractual sales restrictions.

Are assets held in investments with contractual sales restrictions less than 2.5% of the reporting entity’s total admitted assets? Yes[X] No[ ]

If response to 12.01 is Yes, responses are not required for the remainder of Interrogatory 12

13.	Amounts and percentages of admitted assets held in the ten largest equity interests:

Are assets held in equity interest less than 2.5% of the reporting entity’s total admitted assets?
Yes [] No [X]

If response to 13.01 above is Yes, responses are not required for the remainder of Interrogatory 13

Issuer
Madison Capital Funding LLC	$675,992,696	0.6%
VANGUARD 500 INDEX FUND	$258,641,308	0.2%
SPDR S&P 500 ETF TRUST	$173,968,227	0.2%
CANDRIAM GF HIGH YIELD CORPORATE	$84,802,830	0.1%
CANDRIAM WORLD ALTERNATIVE ALPHAMAX	$82,972,683	0.1%
GoldPoint Mezzanine Partners IV, LP	$77,690,214	0.1%
CANDRIAM GF - US EQUITY OPPORTUN	$65,456,047	0.1%
CVP European Credit Opportunity Fund Limited	$55,199,863	0.1%
INE CANDRIAM GF US COR BD SQ USD DIS	$54,129,000	0.1%
NYLIC HKP Member LLC	$49,765,139	0.0%

79

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

SCHEDULE 3 – INVESTMENT RISKS INTERROGATORIES (continued)

14. Amounts and percentages of the reporting entity’s total admitted assets held in nonaffiliated, privately placed equities:

Are assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entity’s total admitted assets? Yes [X] No [ ]

If response to 14.01 above is Yes responses are not required for the remainder of Interrogatory 14

15. Amounts and percentages of the reporting entity’s total admitted assets held in general partnership interests:

Are assets held in general partnership interests less than 2.5% of the reporting entity’s total admitted assets? Yes [X] No [ ]

If response to 15.01 above is Yes responses are not required for the remainder of Interrogatory 15

16. Amounts and percentages of the reporting entity’s total admitted assets held in mortgage loans:

Are mortgage loans reported in Schedule B less than 2.5% of the reporting entity’s total admitted assets? Yes [ ] No [X]

If response to 16.01 above is Yes, responses are not required for the remainder of Interrogatory 16 and Interrogatory 17

Type ( Residential, Commercial, Agricultural)
Commercial	$405,500,000	0.3%
Commercial	$247,100,000	0.2%
Commercial	$228,900,000	0.2%
Commercial	$205,476,020	0.2%
Commercial	$186,958,229	0.2%
Commercial	$182,355,509	0.2%
Commercial	$159,000,000	0.1%
Commercial	$155,699,999	0.1%
Commercial	$155,351,617	0.1%
Commercial	$150,113,995	0.1%

Amount and percentage of the reporting entity’s total admitted assets held in the following categories of mortgage loans:

Construction loans	$186,759,014	0.2%
Mortgage loans over 90 days past due	$—	—%
Mortgage loans in the process of foreclosure	$654,999	—%
Mortgage loans foreclosed	$—	—%
Restructured mortgage loans	$—	—%

80

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

SCHEDULE 3 – INVESTMENT RISKS INTERROGATORIES (continued)

17.	Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

Loan-to-Value	Residential		Commercial		Agricultural
above 95%	$—	—%	$128,018,334	0.1%	$—	—%
91% to 95%	$—	—%	$—	—%	$—	—%
81% to 90%	$—	—%	$—	—%	$—	—%
71% to 80%	$472,824	—%	$664,135,235	0.6%	$—	—%
Below 70%	$15,208,191	—%	$13,888,674,517	11.6%	$—	—%

18. Amounts and percentages of the reporting entity’s total admitted assets held in each of the five largest investments in real estate:

Are assets held in real estate reported less than 2.5% of the reporting entity’s total admitted assets
Yes [X] No [ ]

If response to 18.01 above is Yes, responses are not required for the remainder of Interrogatory 18

19. Report aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments held in mezzanine real estate loans:

Are assets held in investment held in mezzanine real estate loans less than 2.5% of the reporting entity’s total admitted assets Yes [X] No [ ]

If response to 19.01 above is Yes, responses are not required for the remainder of Interrogatory 19

20.	Amounts and percentages of the reporting entity’s total admitted assets subject to the following types of agreements:

			At End of Each Quarter
	At Year End		1st Qtr	2nd Qtr	3rd Qtr
Securities lending agreements (do not include assets held as collateral for such transactions)	$624,794,859	0.5%	$654,641,102	$635,932,225	$626,063,941
Repurchase agreements	$—	—%	$—	$—	$—
Reverse repurchase agreements	$219,792,000	0.2%	$177,759,000	$182,177,000	$177,978,000
Dollar repurchase agreements	$1,388,625	—%	$—	$—	$—
Dollar reverse repurchase agreements	$—	—%	$—	$—	$—

21.	Amounts and percentages of the reporting entity’s total admitted assets for warrants not attached to other financial instruments, options, caps, and floors:

	Owned		Written

Hedging	$10,250,144	—%	$—	—%
Income generation	$—	—%	$—	—%
Other	$—	—%	$—	—%

81

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

SCHEDULE 3 – INVESTMENT RISKS INTERROGATORIES (continued)

22.	Amounts and percentages of the reporting entity’s total admitted assets of potential exposure for collars, swaps, and forwards:

			At End of Each Quarter
	At Year End		1st Qtr	2nd Qtr	3rd Qtr

Hedging	$91,010,154	0.1%	$87,731,265	$91,725,052	$90,341,410
Income generation	$—	—%	$—	$—	$—
Replications	$14,947	—%	$—	$—	$—
Other	$—	—%	$—	$—	$—

23.	Amounts and percentages of the reporting entity’s total admitted assets of potential exposure for futures contracts:

At End of Each Quarter
	At Year End		1st Qtr	2nd Qtr	3rd Qtr

Hedging	$301,379	—%	$199,812	$185,565	$277,601
Income generation	$—	—%	$—	$—	$—
Replications	$—	—%	$—	$—	$—
Other	$—	—%	$—	$—	$—

82

PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

a. Financial Statements.

All required financial statements are included in Part B of this Registration Statement.

b. Exhibits.

(1)	Resolution of the Board of Directors of New York Life Insurance and Annuity Corporation (“NYLIAC”) authorizing the establishment of the Separate Account — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (1) to the Initial Registration Statement on Form N-4 for NYLIAC Variable Annuity Separate Account — IV (File No. 333-106806), filed 7/3/03 and incorporated herein by reference.

(2)	Not applicable.

(3)(a)	Distribution Agreement between NYLIFE Securities Inc. and NYLIAC — Previously filed as Exhibit (3)(a) to Post-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC MFA Separate Account — I (File No. 2-86084), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (3)(a)(1) to Post-Effective Amendment No. 4 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account — I (File No. 033-64410), filed 4/25/97 and incorporated herein by reference.

(3)(b)	Distribution Agreement dated August 2, 1995, between NYLIFE Distributors, Inc. and NYLIAC-Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (3)(b) to Post-Effective Amendment No. 1 on Form N-4 for NYLIAC Variable Annuity Separate Account — III (File No. 033-87382), filed 4/18/96 and incorporated herein by reference.

(3)(c)	Distribution and Underwriting Agreement, dated April 27, 2006, between New York Life Insurance and Annuity Corporation and NYLIFE Distributors LLC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (c)(3) to Post-Effective Amendment No. 16 on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 8/15/06 and incorporated herein by reference.

(3)(c)(1)	Form of Amendment to Distribution and Underwriting Agreement between New York Life Insurance and Annuity Corporation and NYLIFE Distributors LLC, effective as of March 6, 2015 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 3(g)(1) to Post-Effective Amendment No. 38 to the registration statement on Form N-4 for NYLIAC MFA Separate Account — I (File No. 002-86083), filed 4/14/2015 and incorporated herein by reference.

(4)(a)	Enhanced Spousal Continuance Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(b) to Post-Effective Amendment No. 4 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — III (File No. 333-80535), filed 7/13/01 and incorporated herein by reference.

(4)(b)	Specimen Policy for New York Life Premier Plus (formerly Extra Credit) Variable Annuity (No. 208-192) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(b) to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — IV (File No. 333-156019), filed 12/9/08 and incorporated herein by reference.

(4)(c)	Specimen Policy for New York Life Premier (formerly Smart Value) Variable Annuity (No. 208-191) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(c) to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — IV (File No. 333-156019), filed 12/9/08 and incorporated herein by reference.

(4)(d)	Annual Death Benefit Reset Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(c) to the Initial Registration Statement on Form N-4 for NYLIAC Variable Annuity Separate Account — IV (File No. 333-106806), filed 7/3/03 and incorporated herein by reference.

(4)(e)	Enhanced Beneficiary Benefit Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(d) to the Initial Registration Statement on Form N-4 for NYLIAC Variable annuity Separate Account — IV (File No. 333-106806), filed 7/3/03 and incorporated herein by reference.

(4)(f)	Investment Protection Plan Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(b) to Post-Effective Amendment No. 6 to the registration statement on Form N-4 for NYLIAC Variable annuity Separate Account — III (File No. 033-87382), filed 2/18/99 and incorporated herein by reference.

(4)(g)	Unemployment Benefit Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(f) to the Initial Registration Statement on Form N-4 for NYLIAC Variable annuity Separate Account — IV (File No. 333-106806), filed 7/3/03 and incorporated herein by reference.

(4)(h)	UPromise Account Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(g) to the Initial Registration Statement on Form N-4 for NYLIAC Variable annuity Separate Account — IV (File No. 333-106806), filed 7/3/03 and incorporated herein by reference.

(4)(i)	Living Needs Benefit Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(h) to the Initial Registration Statement on Form N-4 for NYLIAC Variable Annuity Separate Account — IV (File No. 333-106806), filed 7/3/03 and incorporated herein by reference.

(4)(j)	Breakpoint Credit Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(j) to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — IV (File No. 333-156019), filed 12/9/08 and incorporated herein by reference.

(4)(k)	Investment Protection Plan Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(l) to Post-Effective Amendment No. 2 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — III (File No. 333-156018), filed 4/14/10 and incorporated herein by reference.

(4)(l)	Living Needs Benefit/Unemployment Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(c) to Post-Effective Amendment No. 17 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — III (File No. 333-80535), filed 4/14/10 and incorporated herein by reference.

(4)(m)	Investment Protection Plan II Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 4(m) to Post-Effective Amendment No. 6 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — IV (File No. 333-156019), filed May 15, 2012 and incorporated herein by reference.

(4)(n)	Form of Guaranteed Investment Protection Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(n) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — IV (File No. 333-156019), filed February 12, 2013 and incorporated herein by reference.

(4)(o)	Form of Guaranteed Investment Protection Rider 2.0 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(p) to Post-Effective Amendment No. 10 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — III (File No. 333-156018), filed February 14, 2014 and incorporated herein by reference.

(4)(p)	Specimen Policy for New York Life Premier Variable Annuity II — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(q) to Post-Effective Amendment No. 12 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — III (File No. 333-156018), filed 2/6/2015 and incorporated herein by reference.

(4)(q)	Specimen Policy for New York Life Premier Plus Variable Annuity II — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(r) to Post-Effective Amendment No. 12 the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — III (File No. 333-156018), filed 2/6/2015 and incorporated herein by reference.

(4)(r)	Investment Preservation Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(s) to Post-Effective Amendment No. 12 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — III (File No. 333-156018), filed 2/6/2015 and incorporated herein by reference.

(4)(s)	Annual Death Benefit Reset Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(t) to Post-Effective Amendment No. 12 to this registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — III (File No. 333-156018), filed 2/6/2015 and incorporated herein by reference.

(4)(t)	Future Income Rider — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(u) to Post-Effective Amendment No. 12 to this registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — III (File No. 333-156018), filed 2/6/2015 and incorporated herein by reference.

(4)(u)	Form of Investment Preservation Rider 2.0 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(v) to Post-Effective Amendment No. 18 to this registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — III (File No. 333-156018), filed on January 27, 2017 and incorporated herein by reference.

(4)(v)	Form of Investment Preservation Rider 3.0 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(w) to Post-Effective Amendment No. 22 to this registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — III (File No. 333-156018), filed on February 2, 2018 and incorporated herein by reference.

(4)(w)	Form of Investment Preservation Rider 4.0 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (4)(x) to Post-Effective Amendment No. 25 to this registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — III (File No. 333-156018), filed on February 11, 2019 and incorporated herein by reference.

(5)(a)	Form of Application for policies for New York Life Premier Plus (formerly Extra Credit) and New York Life Premier (formerly Smart Value) Variable Annuities — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5)(a) to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — IV (File No. 333-156019), filed 12/9/08 and incorporated herein by reference.

(5)(b)	Form of Application for policies for Individual Flexible Premium Deferred Variable Annuity — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5)(b) to Post-Effective Amendment No. 12 to this registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — III (File No. 333-156018), filed 2/6/2015 and incorporated herein by reference.

(6)(a)	Certificate of Incorporation of NYLIAC — Previously filed as Exhibit (6)(a) to the registration statement on Form S-6 for NYLIAC MFA Separate Account — I (File No. 2-86083), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(a) to the initial registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-07617), filed 7/3/96 and incorporated herein by reference.

(6)(a)(1)	Amended and Restated Certificate of Incorporation of NYLIAC (executed May 1, 2009) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(a)(1) to Post-Effective Amendment No. 36 to the registration statement on Form N-4 for the NYLIAC MFA Separate Account — I (File No. 2-86083), filed April 12, 2013 and incorporated herein by reference.

(6)(b)(1)	By-Laws of NYLIAC — Previously filed as Exhibit (6)(b) to the registration statement on Form S-6 for NYLIAC MFA Separate Account — I (File No. 2-86083), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(b) to the initial registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No.333-07617), filed 7/3/96 and incorporated herein by reference.

(6)(b)(2)	Amendments to By-Laws of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(b)(2) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account — I (File No. 333-39157), filed 4/3/98 and incorporated herein by reference.

(6)(b)(3)	Amended and Restated By-Laws of NYLIAC (effective May 1, 2009) — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(b)(3) to Post-Effective Amendment No. 36 to the registration statement on Form N-4 for the NYLIAC MFA Separate Account — I (File No. 2-86083), filed April 12, 2013 and incorporated herein by reference.

(7)	Contract of Reinsurance between Connecticut General Life Insurance Company/Cigna Reinsurance and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (7) to Registrant’s Post-Effective Amendment No. 1 on Form N-4 (File No. 33-87382), filed 4/18/96 and incorporated herein by reference.

(8)(a)	Stock Sale Agreement between NYLIAC and MainStay VP Series Fund, Inc. (formerly New York Life MFA Series Fund, Inc.) — Previously filed as Exhibit (8)(a) to Pre-Effective Amendment No. 1 to the registration statement on Form N-1 for New York Life MFA Series Fund, Inc. (File No. 2-86082), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(a) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(8)(b)	Participation Agreement among Acacia Capital Corporation, Calvert Asset Management Company, Inc. and NYLIAC, as amended — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(1) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(8)(c)	Participation Agreement among The Alger American Fund, Fred Alger and Company, Incorporated and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(2) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(8)(d)	Participation Agreement between Janus Aspen Series and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(3) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(8)(e)	Participation Agreement among Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(4) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

(8)(f)	Amended and Restated Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and NYLIAC, as amended, dated November 23, 2009 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(f) to Post-Effective Amendment No. 24 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No. 033-53342), filed 4/13/10 and incorporated herein by reference.

(8)(g)	Form of Participation Agreement among T. Rowe Price Equity Series, Inc., T. Rowe Price Investment Services, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(h) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No. 33-53342), filed 4/16/98 and incorporated herein by reference.

(8)(h)	Form of Participation Agreement among Van Eck Worldwide Insurance Trust, Van Eck Securities Corporation, Van Eck Associates Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(i) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No. 33-53342), filed 4/16/98 and incorporated herein by reference.

(8)(i)	Form of Participation Agreement among MFS Variable Insurance Trust, Massachusetts Financial Services Company and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(j) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No. 33-53342), filed 4/16/98 and incorporated herein by reference.

(8)(j)	Form of Participation Agreement among Dreyfus Investment Portfolios, The Dreyfus Corporation, Dreyfus Service Corporation and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(r) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account — I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(8)(k)	Form of Substitution Agreement among NYLIAC, MainStay Management LLC, and New York Life Investment Management LLC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(s) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life-Separate Account — I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(8)(l)	Amendment dated 9/27/02 to Stock Sale Agreement dated 6/4/93 between NYLIAC and MainStay VP Series Fund, Inc. — Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit (8)(n) to Post-Effective Amendment No. 18 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — III (File No. 033-87382), filed 4/9/03 and incorporated herein by reference.

(8)(m)	12b-1 Plan Services Agreement for the Service Class Shares of MainStay VP Series Fund, Inc. between NYLIFE Distributors LLC and NYLIAC dated 12/22/05 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(x) to Post-Effective Amendment No. 20 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No. 033-53342), filed 4/10/06 and incorporated herein by reference.

(8)(n)	Form of Class S Service Agreement between Fred Alger & Company, Incorporated and NYLIAC dated 4/30/03 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(p) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(8)(o)	Form of Distribution Agreement between Dreyfus Service Corporation and NYLIAC dated as of 2/24/03 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(q) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(8)(p)	Form of Amended and Restated Service Contract between Fidelity Distributors Corporation and NYLIFE Distributors dated 10/1/11 — Filed herewith.

(8)(q)	Form of Distribution and Shareholder Services Agreement between Janus Distributors LLC and NYLIAC dated 4/30/03 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(s) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(8)(r)	Form of Fund Participation Agreement (Service Shares) between Janus Aspen Series and NYLIAC dated 4/30/03 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(t) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(8)(s)	Form of Participation Agreement by and among MFS Variable Insurance Trust, Massachusetts Financial Services Company and NYLIAC dated 4/30/03 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(u) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(8)(t)	Form of Administrative Service Agreement between Morgan Stanley & Co. Incorporated and NYLIAC dated 4/30/03 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(v) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(8)(u)	Form of Supplement for Distribution Services Agreement between T. Rowe Price Investment Services, Inc. and NYLIAC -Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(x) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(8)(v)	Form of Participation Agreement among Neuberger Berman Advisers Management Trust, Neuberger Berman Management Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(q) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life-Separate Account — I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(8)(w)	Form of Distribution and Administrative Services Agreement, Class S Shares, between Neuberger Berman Management, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(w) to Post-Effective Amendment No. 19 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — III (File No. 033-87382), filed 5/14/03 and incorporated herein by reference.

(8)(x)	Form of Participation Agreement among Victory Variable Insurance Funds, BISYS Fund Services Limited Partnership, Victory Capital Management, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(o) to Post-Effective Amendment No. 16 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - I (File No. 033-53342), filed 4/5/04 and incorporated herein by reference.

(8)(y)	Form of Distribution and Service Agreement, Class A shares, between BISYS Fund Services Limited Partnership and NYLIFE Securities Inc. — Previously filed in accordance with Regulation S-T 17 CFR 232.102(e) as Exhibit (8)(p) to Post-Effective Amendment No. 16 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No. 033-53342), filed 4/5/04 and incorporated herein by reference.

(8)(z)	Form of Participation Agreement among Liberty Variable Investment Trust, Columbia Funds Distributor, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(a)(a) to Post-Effective Amendment No. 4 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — IV (File No. 333-106806), filed 10/25/04 and incorporated herein by reference.

(8)(a)(a)	Form of Participation agreement among Royce Capital Fund, Royce & Associates, LLC and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(19) to Post-Effective Amendment No. 10 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 6/25/04 and incorporated herein by reference.

(8)(b)(b)	Administrative Services Letter of Agreement between Columbia Funds Distributor, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(t) to Post-Effective Amendment No. 18 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No. 033-53342), filed 4/12/05 and incorporated herein by reference.

(8)(c)(c)	Form of Administrative Services Agreement by and between Royce & Associates, LLC and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(u) to Post-Effective Amendment No. 18 to the registration statement on Form N-4 for NYLIAC VA Separate Account — I (File No. 033-53342), filed 4/12/05 and incorporated herein by reference.

(8)(d)(d)	Form of Administrative and Shareholder Services Letter of Agreement dated 1/16/98 between Van Eck Worldwide Insurance Trust and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(9) to Post-Effective Amendment No. 11 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account — I (File No. 333-79309), filed 9/13/05 and incorporated herein by reference.

(8)(e)(e)	Administrative Services Agreement between New York Life Investment Management LLC and NYLIAC dated 1/1/05 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(w) to Post-Effective Amendment No. 20 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No. 033-53342), filed 4/10/06 and incorporated herein by reference.

(8)(f)(f)	Participation Agreement among New York Life Insurance and Annuity Corporation, MainStay VP Series Fund, Inc., and New York Life Investment Management LLC dated 10/7/04 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(y) to Post-Effective Amendment No. 20 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account I (File No. 033-53342), filed 4/10/06 and incorporated herein by reference.

(8)(g)(g)	Form of Participation Agreement among NYLIAC, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(17) to Post-Effective Amendment No. 9 to the registration statement on Form N-6 for NYLIAC, Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 4/14/04 and incorporated herein by reference.

(8)(h)(h)	Form of PIMCO Services Agreement For Advisor Class Shares of PIMCO Variable Insurance Trust, dated as of January 14, 2010, between NYLIAC and Pacific Investment Management Company LLC- Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(z) to Post-Effective Amendment No. 24 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No. 033-53342), filed 4/13/10 and incorporated herein by reference.

(8)(i)(i)	Form of Administrative Services Agreement, dated March 25, 2011, and effective as of May 1, 2011, between Blackrock Advisors, LLC and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(a)(a) to Post-Effective Amendment No. 25 to the registration statement on Form N-4 for NYLIAC, Variable Annuity Separate Account — I (File No. 033-53342), filed 4/14/11 and incorporated herein by reference.

(8)(j)(j)	Form of Fund Participation Agreement, dated March 25, 2011, and effective as of May 1, 2011, between Blackrock Variable Series Funds, Inc., Blackrock Investments, LLC, and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(b)(b) to Post-Effective Amendment No. 25 to the registration statement on Form N-4 for NYLIAC, Variable Annuity Separate Account — I (File No. 033-53342), filed 4/14/11 and incorporated herein by reference.

(8)(k)(k)	Amended and Restated Administrative Services Agreement between New York Life Investment Management LLC and NYLIAC, dated February 17, 2012 — Previously filed in accordance with Regulation S-T 17 CFR 232.102(e) as Exhibit (8)(c)(c) to Post-Effective Amendment No. 26 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No. 033-53342), filed 4/11/12 and incorporated herein by reference.

(8)(l)(l)	Amended and Restated 12b-1 Plan Services Agreement for the Service Class Shares of the MainStay VP Funds Trust between NYLIFE Distributors LLC and NYLIAC, dated April 29, 2011 — Previously filed in accordance with Regulation S-T 17 CFR 232.102(e) as Exhibit (8)(d)(d) to Post-Effective Amendment No. 26 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No. 033-53342), filed 4/11/12 and incorporated herein by reference.

(8)(m)(m)	Form of PIMCO Services Agreement for Advisor Class Shares of PIMCO Variable Insurance Trust, dated February 25, 2014, and effective May 1, 2014, between Pacific Investment Management Company LLC and New York Life Insurance and Annuity Corporation — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 8(e)(e) to Post-Effective Amendment No. 28 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No. 033-53342), filed 4/11/14 and incorporated herein by reference.

(8)(n)(n)	Form of Selling Agreement for Advisor Class Shares of PIMCO Variable Insurance Trust, dated February 25, 2014, between PIMCO Investments LLC and New York Life Insurance and Annuity Corporation - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 8(f)(f) to Post-Effective Amendment No. 28 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No. 033-53342), filed 4/11/14 and incorporated herein by reference.

(8)(o)(o)	Form of Participation Agreement among Columbia Funds Variable Series Trust II, Columbia Management Investment Distributors, Inc. and New York Life Insurance and Annuity Corporation, dated March 1, 2015 — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(g)(g) to Post-Effective Amendment No. 29 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No. 033-53342), filed 4/14/2015 and incorporated herein by reference.

(8)(p)(p)	Form of Participation Agreement, dated May 1, 2007, among New York Life Insurance and Annuity Corporation, Deutsche Variable Series I (formerly, DWS Variable Series I), Deutsche Variable Series II (formerly, DWS Variable Series II), Deutsche Investments VIT Funds (formerly, DWS Investments VIT Funds), DWS Scudder Distributors, Inc. (formerly, DWS Investments Distributors, Inc.) and Deutsche Investment Management Americas Inc. — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(27) to Post-Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 4/18/07 and incorporated herein by reference.

(8)(q)(q)	Administrative Services Letter of Agreement, dated May 1, 2007, between Deutsche Investment Management Americas Inc. and New York Life Insurance and Annuity Corporation — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(14) to Pre-Effective Amendment No. 1 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account — I (File No. 333-147707), filed 4/14/08 and incorporated herein by reference.

(8)(r)(r)	Form of Participation Agreement among Legg Mason Investor Services LLC and New York Life Insurance and Annuity Corporation — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(j)(j) to Post-Effective Amendment No. 31 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No. 033-53342), filed 4/11/17 and incorporated herein by reference.

(8)(s)(s)	Form of Administrative Services Agreement among Legg Mason Investor Services, LLC and New York Life Insurance and Annuity Corporation — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(k)(k) to Post-Effective Amendment No. 31 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account — I (File No. 033-53342), filed 4/11/17 and incorporated herein by reference.

(8)(t)(t)	Form of Participation Agreement by and among AIM Variable Insurance Funds, AIM Distributors, Inc. and NYLIAC — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(22) to Post-Effective Amendment No. 13 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 9/15/05 and incorporated herein by reference.

(8)(u)(u)	Form of Participation Agreement, dated August 14, 2006, among New York Life Insurance and Annuity Corporation, American Funds Insurance Series and Capital Research and Management Company - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(24) to Post-Effective Amendment No. 16 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 8/15/06 and incorporated herein by reference.

(8)(v)(v)	Form of Fund Participation Agreement, dated August 14, 2006, among New York Life Insurance and Annuity Corporation, Delaware VIP Trust, Delaware Management Company, and Delaware Distributors, L.P. — Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(25) to Post-Effective Amendment No. 16 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account — I (File No. 333-48300), filed 8/15/06 and incorporated herein by reference.

(8)(w)(w)	Form of Service Agreement between Fidelity Investments Institutional Operations Company, Inc. and New York Life Insurance and Annuity Corporation dated 1/1/1998 — Filed herewith.

(9)	Opinion and Consent of Thomas F. English, Esq. Filed herewith.

(10)(a)	Consent of PricewaterhouseCoopers LLP. Filed herewith.

(10)(b)	Powers of Attorney. Filed herewith.

(11)	Not applicable.

(12)	Not applicable.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

The principal business address of each director and officer of NYLIAC is 51 Madison Avenue, New York, NY 10010.

Name:	Title:
Mathas, Theodore A.	Chairman of the Board, President & Chief Executive Officer
Ashe, Christopher T.	Director & Senior Vice President
Bedard, David G.	Director & Senior Vice President
Brill, Elizabeth K.	Director, Senior Vice President & Chief Actuary
Cook, Alexander I. M.	Director & Senior Vice President
Gardner, Robert M.	Director, Senior Vice President & Controller
Grove, Matthew M.	Director, Executive Vice President & Co-Chief Operating Officer
Harte, Francis Michael	Director & Senior Vice President
Hendry, Thomas A.	Director, Senior Vice President & Treasurer
Huang, Dylan W.	Director, Senior Vice President & Actuary
Madgett, Mark J.	Director, Executive Vice President & Head of Agency
Miller, Amy	Director
Seter, Arthur H.	Director, Senior Vice President & Chief Investment Officer
Steinberg, Joel M.	Director, Senior Vice President & Chief Risk Officer
Wion, Matthew D.	Director & Senior Vice President
DeSanto, Craig L.	Executive Vice President, Co-Chief Operating Officer & Actuary
Feldstein, Eric	Executive Vice President & Chief Financial Officer
Malloy, Anthony R.	Executive Vice President
Afshar, Pedram	Senior Vice President
Badler, Sara L.	Senior Vice President & Chief Compliance Officer
Ball, Aaron C.	Senior Vice President
Berlin, Scott L.	Senior Vice President
Castellani, David J.	Senior Vice President
Cristallo, James J.	Senior Vice President & Actuary
DiMella, Robert A.	Senior Vice President
English, Thomas F.	Senior Vice President & Chief Legal Officer
Karmen, Robert	Senior Vice President & Deputy General Counsel
Lamarque, Natalie	Senior Vice President
Lenz, Scott L.	Senior Vice President, Deputy General Counsel & Chief Tax Counsel
Lewis, Frances	Senior Vice President
Loffredo, John M.	Senior Vice President
McDermott, Gail A.	Senior Vice President
Micucci, Alison H.	Senior Vice President
Ok, Francis J.	Senior Vice President
Phlegar, Jeffrey S.	Senior Vice President
Ramasamy, Neal S.	Senior Vice President & Chief Technology Officer
Rocchi, Gerard A.	Senior Vice President
Rosenthal, Benjamin L.	Senior Vice President
Rzad, Amaury J.	Senior Vice President
Schwartz, Richard C.	Senior Vice President
Talgo, Mark W.	Senior Vice President
Virendra, Sonali	Senior Vice President
Yoon, Jae	Senior Vice President
Alam, Raianul	Vice President
Anderson, Erik A.	Vice President & Actuary
Ascione, Mitchell P.	Vice President
Bain, Karen A.	Vice President - Tax
Behrens, Dawn	Vice President
Beligotti, Jeffrey	Vice President & Actuary
Bolstad, Max C.	Vice President & Chief Privacy Officer
Bredikis, Scott	Vice President
Brooks, Devon E.	Vice President
Burke, Robert P.	Vice President
Caminiti, Philip E.	Vice President
Carbone, Jeanne M.	Vice President & Actuary
Casanova, Ramon A.	Vice President & Actuary
Chen, Roger	Vice President
Cherpelis, George S.	Vice President
Cirella, Margaret M.	Vice President
Cristallo, Gina A.	Vice President
Cronin, Maureen A.	Vice President, Associate General Counsel & Assistant Secretary
Cruz, Jeanne M.	Vice President
Dial, Robert H.	Vice President
Diaz, Mayra L.	Vice President
Donohue, Robert P.	Vice President & Assistant Treasurer
Dowden, David	Vice President
Dubrow, Michael G.	Vice President
Feinstein, Jonathan	Vice President
Ferguson, Robert E.	Vice President
Fitzgerald, Edward J.	Vice President
Fong, Michael	Vice President & Actuary
Frawley, Stephanie A.	Vice President
Furlong, Brian	Vice President
Gangemi, Thomas J.	Vice President & Chief Underwriter
Hallahan, Mary T.	Vice President & Assistant Treasurer
Han, Wen Wei	Vice President & Actuary
Hanley, Dale A.	Vice President
Hassemer, Michelle	Vice President
Heller, Thomas S.	Vice President
Hoffman, Eric S.	Vice President
Hofmann, Glenn	Vice President
Hynes, Robert J.	Vice President
Kary, Jason	Vice President
Khalil, Saad A.	Vice President & Assistant Treasurer
Kim, Terry	Vice President
Koltisko, Joseph D.	Vice President
Kraus, Linda M.	Vice President
Kravitz, Jodi L.	Vice President & Actuary
Kuan, Melissa	Vice President
Kuhl, Amanda L.	Vice President & Actuary
Kyan, Raymond	Vice President
Larkin, Colleen E.	Vice President
Lynn, Eric J.	Vice President & Actuary
Marinaccio, Ralph S.	Vice President
McGinnis, Timothy M.	Vice President
McNamara, Stephen J.	Vice President & Actuary
Melka, Frank David	Vice President
Millay, Edward P.	Vice President
Mitchinson, Tod J.	Vice President & Chief Information Security Officer
Mosquera, Jaime	Vice President & Actuary
Murphy, Marijo F.	Vice President
Pasyanos, Nicholas	Vice President & Actuary
Pecorino, Paul	Vice President
Perry, Valerie L.	Vice President - Underwriting
Petty, William	Vice President
Pizzute, Robert J.	Vice President
Quartararo, Paul	Vice President & Chief Medical Director
Roy, Ari	Vice President
Rubin, Janis C.	Vice President
Seewald, Scott R.	Vice President
Sell, David S.	Vice President
Shannon, Joseph J.	Vice President
Shaub, Sarah	Vice President
Sherman, Nancy G.	Vice President
Silber, Irwin	Vice President & Actuary
Suh, Hannah L.	Vice President & Actuary
Suryapranata, Monica	Vice President
Tai, Ka Luk Stanley	Vice President
Tate, William P.	Vice President
Taylor, Todd	Vice President & Actuary
Tillotson, Sandra G.	Vice President & Legal Officer
Verastegui, Victor A.	Vice President
Walsh, Richard M.	Vice President
Walsh, Simon	Vice President
Webster, Gregory H.	Vice President
Weinstein, Scott W.	Vice President
Whites, Charles A.	Vice President & Associate General Counsel
Wildin, Michellen	Vice President
Williams, Matthew	Vice President
Yashnyk, Michael A.	Vice President
Zeng, Paul	Vice President & Actuary
Meade, Colleen A.	Secretary

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT

The Depositor, NYLIAC, is a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). The Registrant is a segregated asset account of NYLIAC. The following chart indicates persons presumed to be controlled by New York Life(+), unless otherwise indicated. Subsidiaries of other subsidiaries are indented accordingly, and ownership is 100% unless otherwise indicated.

Name	Jurisdiction of Organization	Percent of Voting Securities Owned
NYL Investors LLC(*)(†)	(Delaware)
NYL Investors (U.K.) Limited(*)(†)	(United Kingdom)
NYL Investors REIT Manager LLC	(Delaware)
NYLIM Holdings NCVAD GP, LLC	(Delaware)
McMorgan Northern California Value Add/Development Fund I, LP	(Delaware)	(50%)
MNCVAD-OFC Bridgepointe CA LLC	(Delaware)
MNCVAD-OFC RIDDER PARK CA LLC	(Delaware)
MNCVAD-GRAYMARK RIDDER	(Delaware)	(97.50%)
MNCVAD-OFC ONE BAY CA LLC	(Delaware)
MNCVAD-HARVEST ONE BAY LLC	(Delaware)	(95%)
MNCVAD-IND RICHMOND CA LLC	(Delaware)
NYL Investors NCVAD II GP, LLC	(Delaware)
McMorgan Northern California Value Add/Development Fund II, LP	(Delaware)	(50%)
MNCVAD II-MF HENLEY CA LLC	(Delaware)
MNCVAD II-SP HENLEY JV LLC	(Delaware)	(90%)
MNCVAD II-SP HENLEY OWNER	(Delaware)
MNCVAD II-OFC 770 L Street CA LLC	(Delaware)
MNCVAD II-MF UNION CA LLC	(Delaware)
MNCVAD II- HOLLIDAY UNION JV LLC	(Delaware)
MNCVAD II-OFC HARBORS CA LLC	(Delaware)
MNCVAD II-SEAGATE HARBORS LLC	(Delaware)	(LLC: 90%)
MNCVAD II-OFC 630 K Street CA LLC	(Delaware)
MSSDF Member LLC	(Delaware)
Madison Square Structured Debt Fund LP	(Delaware)
MSSDF GP LLC	(Delaware)
MSSDF REIT LLC	(Delaware)
MSSDF REIT Funding Sub I LLC	(Delaware)
MSVEF GP LLC	(Delaware)
MCPF GP LLC	(Delaware)
Madison Core Property Fund LP	(Delaware)	(NYL Investors is Non Member Manager 0.00%)[8]
MCPF Holdings Manager LLC	(Delaware)
MCPF MA Holdings LLC	(Delaware)
MCPF Holdings LLC	(Delaware)
MIREF 1500 Quail, LLC	(Delaware)
MIREF Mill Creek, LLC	(Delaware)
MIREF Gateway, LLC	(Delaware)
MIREF Delta Court, LLC	(Delaware)
MIREF Fremont Distribution Center, LLC	(Delaware)
MIREF Century, LLC	(Delaware)
MIREF Saddle River LLC	(Delaware)
MIREF Newpoint Commons, LLC	(Delaware)
MIREF Northsight, LLC	(Delaware)
MIREF Riverside, LLC	(Delaware)
MIREF Corporate Woods, LLC	(Delaware)
MIREF Bedminster, LLC	(Delaware)
Barton’s Lodge Apartments, LLC	(Delaware)	(90%)
MIREF Marketpointe, LLC	(Delaware)
MIREF 101 East Crossroads, LLC	(Delaware)
101 East Crossroads, LLC	(Delaware)
MIREF Hawthorne, LLC	(Delaware)
MIREF Auburn 277, LLC	(Delaware)
MIREF Sumner North, LLC	(Delaware)
MIREF Wellington, LLC	(Delaware)
MIREF Warner Center, LLC	(Delaware)
MADISON-MF Duluth GA LLC	(Delaware)
MADISON-OFC Centerstone I CA LLC	(Delaware)
MADISON-OFC Centerstone III CA LLC	(Delaware)
MADISON-MOB Centerstone IV CA LLC	(Delaware)
MADISON-OFC Centerpoint Plaza CA LLC	(Delaware)
MADISON-IND Logistics NC LLC	(Delaware)
MCPF-LRC Logistics LLC	(Delaware)	(90%)
MADISON-MF Desert Mirage AZ LLC	(Delaware)
MADISON-OFC One Main Place OR LLC	(Delaware)
MADISON-IND Fenton MO LLC	(Delaware)
MADISON-IND Hitzert Roadway MO LLC	(Delaware)
MADISON-MF Hoyt OR LLC	(Delaware)
MADISON-RTL Clifton Heights PA LLC	(Delaware)
MADISON-IND Locust CA LLC	(Delaware)
MADISON-OFC Weston Pointe FL LLC	(Delaware)
MADISON-MF Henderson NV LLC	(Delaware)
MCPF-SP Henderson LLC	(Delaware)	(90%)
MADISON-SP Henderson LLC	(Delaware)	(90%)
MADISON-IND VISTA LOGISTICS OR LLC	(Delaware)
MADISON-SPECHT VISTA LOGISTICS LLC	(Delaware)	(95%)
MADISON-MF MCCADDEN CA LLC	(Delaware)
MADISON-OFC 1201 WEST IL LLC	(Delaware)
MADISON-MCCAFFERY 1201 WEST IL LLC	(Delaware)	(92.5%)
MADISON-MF CRESTONE AZ LLC	(Delaware)
MADISON-MF TECH RIDGE TX LLC	(Delaware)
MSVEF Investor LLC	(Delaware)
MSVEF Feeder LP	(Delaware)	(55.56%)
MSVEF REIT LLC	(Delaware)	(55.56%)
Madison Square Value Enhancement Fund LP	(Delaware)	(51%)
MSVEF-MF Evanston GP LLC	(Delaware)	(51%)
MSVEF-MF Evanston IL LP	(Delaware)	(51%)
MSVEF-MF HUNTINGTON PARK GP LLC	(Delaware)
MSVEF-MF HUNTINGTON PARK WA LP	(Delaware)
NYL Real Assets LLC	(Delaware)
NYL Emerging Manager LLC	(Delaware)
NYL Wind Investments LLC	(Delaware)
NYLIFE Insurance Company of Arizona	(Arizona)
NYLIC HKP Member LLC	(Delaware)	(NYLIC: 67.974%; NYLIAC 32.026%)
New York Life Insurance and Annuity Corporation	(Delaware)
New York Life Enterprises LLC	(Delaware)
SEAF Sichuan SME Investment Fund LLC	(Delaware)	(39.98%)
New York Life International Holdings Limited	(Mauritius)	(84.38%)[1]
Max Ventures and Industries Limited	(India)	(21.4%, NYLIC: 1.4%)
NYL Cayman Holdings Ltd.	(Cayman Islands)
NYL Worldwide Capital Investments LLC	(Delaware)
Seguros Monterrey New York Life, S.A. de C.V.	(Mexico)	(99.998%)[2]
Administradora de Conductos SMNYL, S.A. de C.V	(Mexico)	(99%)
Agencias de Distribucion SMNYL, S.A. de C.V. (”ADIS”)	(Mexico)	(99%)
Inmobiliaria SMNYL, SA de C.V.	(Mexico)	(99% ; ADIS: 1%)
Madison Capital Funding LLC	(Delaware)	(NYLIC: 55%; NYLIAC: 45%)
MCF Co-Investment GP LLC	(Delaware)
MCF Co-Investment GP LP	(Delaware)
Madison Capital Funding Co-Investment Fund LP	(Delaware)
Madison Avenue Loan Fund GP LLC	(Delaware)
Madison Avenue Loan Fund LP	(Delaware)
MCF Fund I LLC	(Delaware)
MCF Hanwha Fund LLC	(Delaware)[7]	(0 voting ownership)
Ironshore Investment BL I Ltd.	(Bermuda)[7]	(0 voting ownership)
MCF CLO IV LLC	(Delaware)[7]	(NYLIC: 6.7%)
MCF CLO V LLC	(Delaware)[7]	(NYLIC: 5%)
MCF CLO VI LLC	(Delaware)[7]	(0 voting ownership)
MCF CLO VII LLC (f/k/a LMF WF Portfolio III, LLC)	(Delaware)[7]	(0 voting ownership)
MCF CLO VIII Ltd.	(Delaware) [7]	(0 voting ownership)
MCF CLO VIII LLC	(Delaware)
MCF CLO IX Ltd.	(Cayman Islands)[7]
MCF CLO IX LLC	(Delaware)
MCF KB Fund LLC	(Delaware)[7]	(0 voting ownership)
MCF KB Fund II LLC	(Delaware) [7]	(0 voting ownership)
MCF Hyundai Fund LLC	(Delaware) [7]	(0 voting ownership)
Montpelier Carry Parent, LLC	(Delaware)
Montpelier Carry, LLC	(Delaware)
Montpelier GP, LLC	(Delaware)
Montpelier Fund, L.P.	(Delaware)
MCF Mezzanine Carry I LLC	(Delaware)[9]
MCF Mezzanine Fund I LLC	(Delaware)	(NYLIC: 66.66%; NYLIAC: 33.33%) (MCF is the manager)
MCF PD Fund GP LLC	(Delaware)[7]
MCF PD Fund LP	(Delaware)[7]
MCF Senior Debt Fund 2019-I GP LLC	(Delaware)[7]
MCF Senior Debt Fund 2019-I LP	(Delaware)[7]
Warwick Seller Representative, LLC	(Delaware)
Young America Holdings, LLC (“YAH”)	(Delaware)	(36.35%)[9]
YAC.ECOM Incorporated	(Minnesota)
Young America, LLC (“YALLC”)	(Minnesota)
Global Fulfillment Services, Inc.	(Arizona)
SourceOne Worldwide, Inc.	(Minnesota)
YA Canada Corporation	(Nova Scotia, Canada)
Zenith Products Holdings, Inc.	(Delaware)	(16.36%)[9]
ZPC Holding Corp.	(Delaware)
Zenith Products Corporation	(Delaware)
NYLIM Jacob Ballas India Holdings IV	(Mauritius)
New York Life Investment Management Holdings LLC	(Delaware)
New York Life Investment Management Asia Limited	(Cayman Islands)
Japan Branch
Hong Kong
MacKay Shields LLC	(Delaware)
MacKay Shields Core Plus Opportunities Fund GP LLC	(Delaware)
MacKay Shields Core Plus / Opportunities Fund LP	(Delaware)
MacKay Municipal Managers Opportunities GP LLC	(Delaware)
MacKay Municipal Opportunities Master Fund, L.P.	(Delaware)
MacKay Municipal Opportunities Fund, L.P.	(Delaware)
MacKay Municipal Managers Credit Opportunities GP LLC	(Delaware)
MacKay Municipal Credit Opportunities Master Fund, L.P.	(Delaware)
MacKay Municipal Credit Opportunities Fund, L.P.	(Delaware)
MacKay Municipal Credit Opportunities HL Fund, L.P
MacKay Municipal Managers Credit Opportunities HL (Cayman) GP LLC	(Cayman Is.)
MacKay Municipal Credit Opportunities HL (Cayman) Fund, LP	(Cayman Is.)
MacKay Municipal Short Term Opportunities Fund GP LLC	(Delaware)
MacKay Municipal Short Term Opportunities Fund LP	(Delaware)
Plainview Funds plc	(Ireland)	(50%) (MacKay Shields Employee: 50%)
Plainview Funds plc – MacKay Shields Emerging Markets Credit Portfolio	(Ireland)	(NYLIC: 0.00%; NYLIAC: 0.00%)
Plainview Funds plc – MacKay Shields Unconstrained Bond Portfolio	(Ireland)	(NYLIC: 0.00%; MacKay: 0.73%)
Plainview Funds plc – MacKay Shields Floating Rate High Yield Portfolio	(Ireland)	(NYLIC: 90.67%; MacKay 9.32%)
Plainview Funds plc – MacKay Shields Core Plus Opportunities Portfolio	(Ireland)	(NYL: 0%)
MacKay Shields Statutory Trust – High Yield Bond Series	(Connecticut)[7]
Plainview Funds plc – MacKay Shields High Yield Crossover Portfolio	(Ireland)	(NYL: 0%; MacKay: 3.32%)
MacKay Shields High Yield Active Core Fund GP LLC	(Delaware)
MacKay Shields High Yield Active Core Fund LP	(Delaware)
MacKay Shields Credit Strategy Fund Ltd	(Cayman Islands)
MacKay Shields Credit Strategy Partners LP	(Delaware)
MacKay Shields Defensive Bond Arbitrage Fund Ltd.	(Bermuda)	(12.87%)[3]
MacKay Shields Core Fixed Income Fund GP LLC	(Delaware)
MacKay Shields Core Fixed Income Fund LP	(Delaware)
MacKay Shields Select High Yield Bond Fund GP LLC	(Delaware)
MacKay Shields Select High Yield Bond Fund LP	(Delaware)
MacKay Shields High Yield Crossover Fund LP	(Delaware)
MacKay Shields (International) Ltd.	(UK)	(“MSIL”)
MacKay Shields (Services) Ltd.	(UK)	(“MSSL”)
MacKay Shields UK LLP	(UK)	(MSIL: 99%; MSSL: 1%)
MacKay Municipal Managers Puerto Rico Opportunities GP LLC	(Delaware)
MacKay Puerto Rico Opportunities Funds, L.P.	(Delaware)
MacKay Puerto Rico Opportunities Feeder Fund, L.P.	(Cayman Islands)
MacKay Municipal Managers California Opportunities GP LLC	(Delaware)
MacKay Municipal Managers California Opportunities Fund, L.P.	(Delaware)
MacKay Municipal New York Opportunities GP LLC	(Delaware)
MacKay Municipal New York Opportunities Fund, L.P.	(Delaware)
MacKay Municipal Opportunities HL Fund, L.P.	(Delaware)
MacKay Municipal Capital Trading GP LLC	(Delaware)
MacKay Municipal Capital Trading Master Fund, L.P.	(Delaware)
MacKay Municipal Capital Trading Fund, L.P.	(Delaware)
MacKay Municipal Managers Strategic Opportunities GP LLC	(Delaware)
MacKay Municipal Managers Strategic Opportunities Fund, L.P.	(Delaware)
MacKay Shields US Equity Market Neutral Fund GP LLC	(Delaware)
MacKay Cornerstone US Equity Market Neutral Fund LP	(Delaware)
MacKay Shields Intermediate Bond Fund GP LLC	(Delaware)
MacKay Shields Intermediate Bond Fund LP	(Delaware)
MacKay Shields General Partner (L/S) LLC	(Delaware)
MacKay Shields Long/Short Fund LP	(Delaware)
MacKay Shields Long/Short Fund (Master)	(Delaware)
MacKay Municipal Managers Opportunities Allocation GP LLC	(Delaware)
MacKay Municipal Opportunities Allocation Master Fund LP	(Delaware)
MacKay Municipal Opportunities Allocation Fund A LP	(Delaware)
MacKay Municipal Opportunities Allocation Fund B LP	(Delaware)
MacKay Municipal Managers U.S. Infrastructure Opportunities GP LLC	(Delaware)
MacKay Municipal U.S. Infrastructure Opportunities Fund LP	(Delaware)
MacKay Municipal Managers High Yield Select GP LLC	(Delaware)
MacKay Municipal High Yield Select Fund LP	(Delaware)
Cascade CLO Manager, LLC	(Delaware)
MKS CLO Holdings GP LLC	(Delaware)
MKS CLO Holdings, LP	(Cayman Is.)
MKS CLO Advisors, LLC	(Delaware)
MKS Europe Investment Management Limited	(Ireland)
MKS European Credit Opportunity Fund Limited	(Jersey)	(Mackay: 67%, NYLIAC: 33%)
Cornerstone Capital Management Holdings LLC	(Delaware)
Madison Square Investors Asian Equity Market Neutral Fund GP, LLC	(Delaware)
Cornerstone US Equity Market Neutral Fund, LLC	(Delaware)
Cornerstone Capital Management Large-Cap Enhanced Index Fund GP, LLC	(Delaware)
Cornerstone Capital Management Large-Cap Enhanced Index Fund, L.P.	(Delaware)
GoldPoint Partners LLC	(Delaware)
New York Life Capital Partners, L.L.C.	(Delaware)
New York Life Capital Partners, L.P.	(Delaware)
New York Life Capital Partners II, L.L.C.	(Delaware)
New York Life Capital Partners II, L.P	(Delaware)
New York Life Capital Partners III GenPar GP, LLC	(Delaware)
New York Life Capital Partners III GenPar, L.P.	(Delaware)
New York Life Capital Partners III, L.P.	(Delaware)
New York Life Capital Partners III-A, L.P.	(Delaware)
New York Life Capital Partners IV GenPar GP, LLC	(Delaware)
New York Life Capital Partners IV GenPar, L.P	(Delaware)
New York Life Capital Partners IV, L.P.	(Delaware)
New York Life Capital Partners IV-A, L.P.	(Delaware)
GoldPoint Core Opportunities Fund, L.P.	(Delaware)
GoldPoint Mezzanine Partners IV GenPar GP, LLC	(Delaware)
GoldPoint Mezzanine Partners IV GenPar, LP	(Delaware)
GoldPoint Mezzanine Partners Co-Investment Fund A, LP	(Delaware)
GoldPoint Mezzanine Partners IV, LP	(Delaware)	(“GPPIVLP”)
GPP Mezzanine Blocker Holdco A, LP	(Delaware)	(“GPPMBHA”)
GPP Mezzanine Blocker Holdco Preferred A, LP	(Delaware)
GPP Mezzanine Blocker Holdco B, LP	(Delaware)	(“GPPMBHB”)
GPP Mezzanine Blocker Holdco C, LP	(Delaware)	(“GPPMBHC”)
GPP Mezzanine Blocker Holdco D, LP	(Delaware)	(“GPPMBHD”)
GPP Mezzanine Blocker Holdco E, LP	(Delaware)
GPP Mezz IV ECI Aggregator LP name change from GPP Mezzanine Blocker E, LP	(Delaware)
GPP Mezzanine Blocker Holdco F, LP	(Delaware)
GPP Mezzanine Blocker Holdco H, LP	(Delaware)
GPP Mezzanine Blocker Holdco I, LP	(Delaware)
GoldPoint Mezzanine Partners Offshore IV, L.P.	(Cayman Islands)
GoldPoint Partners Co-Investment V GenPar GP LLC	(Delaware)
GoldPoint Partners Co-Investment V GenPar, LP	(Delaware)
GoldPoint Partners Co-Investment Fund A, LP	(Delaware)
GoldPoint Partners Co-Investment V, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker Holdco B, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker Holdco D, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker D, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker E, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker Holdco F, LP	(Delaware)
GoldPoint Partners Co-Investment V ECI Blocker Holdco G, LP	(Delaware)
GoldPoint Private Debt Partners V GenPar GP, LLC	(Delaware)
GoldPoint Private Debt Partners Offshore V, LP	(Cayman Island)
GoldPoint Private Debt Partners V GenPar GP, LP	(Delaware)
GoldPoint Private Debt Partners V, LP	(Delaware)
GoldPoint Partners FA I, LLC	(Delaware)
GoldPoint Partners Select Manager III GenPar GP, LLC	(Delaware)
GoldPoint Partners Select Manager III GenPar, L.P	(Cayman Islands)
GoldPoint Partners Select Manager Fund III, L.P.	(Cayman Islands)
GoldPoint Partners Select Manager Fund III AIV, L.P.	(Delaware)
GoldPoint Partners Select Manager IV GenPar GP, LLC	(Delaware)
GoldPoint Partners Select Manager IV GenPar, L.P.	(Delaware)
GoldPoint Partners Select Manager Fund IV, L.P.	(Delaware)
GoldPoint Partners Select Manager V GenPar GP, LLC	(Delaware)
GoldPoint Partners Select Manager V GenPar, L.P.	(Delaware)
GoldPoint Partners Select Manager Fund V, L.P.	(Delaware)
GoldPoint Partners Canada III GenPar Inc.	(Canada)
GoldPoint Partners Select Manager Canada Fund III, L.P.	(Canada)
GoldPoint Partners Canada IV GenPar Inc.	(Delaware)
GoldPoint Partners Select Manager Canada Fund IV, L.P.	(Delaware)
GoldPoint Partners Co-Investment VI GenPar GP LLC	(Delaware)
GoldPoint Partners Co-Investment VI GenPar, LP	(Delaware)
GoldPoint Partners Co-Investment VI, LP	(Delaware)
GPP VI - ECI Aggregator LP	(Delaware)
GPP VI Blocker A LLC	(Delaware)
GPP VI Blocker B LLC	(Delaware)
GoldPoint Private Credit GenPar GP, LLC	(Delaware)
GoldPoint Private Credit Fund, LP	(Delaware)	(GoldPoint: 100%)
NYLCAP 2010 Co-Invest GenPar GP, LLC	(Delaware)
NYLCAP 2010 Co-Invest GenPar L.P.	(Delaware)
NYLCAP 2010 Co-Invest L.P.	(Delaware)
NYLCAP 2010 Co-Invest ECI Blocker Holdco B L.P.	(Delaware)
NYLCAP 2010 Co-Invest ECI Blocker B L.P.	(Delaware)
GoldPoint Partners Canada GenPar, Inc.	(Canada)
NYLCAP Select Manager Canada Fund, LP	(Canada)
NYLCAP Canada II GenPar Inc.	(Canada)
NYLCAP Select Manager Canada Fund II, L.P.	(Canada)
NYLIM Mezzanine Partners II GenPar GP, LLC	(Delaware)
NYLIM Mezzanine Offshore Partners II, LP	(Cayman Islands)
NYLIM Mezzanine Partners II GenPar, LP	(Delaware)
New York Life Investment Management Mezzanine Partners II, LP	(Delaware)
NYLIM Mezzanine Partners II Parallel Fund, LP	(Delaware)
NYLIM Mezzanine II Parallel Luxco S.à.r.l.	(Luxembourg)
NYLCAP Mezzanine Partners III GenPar GP, LLC	(Delaware)
NYLCAP Mezzanine Partners III GenPar, LP	(Delaware)
NYLCAP Mezzanine Partners III-K, LP	(Delaware)
NYLCAP Mezzanine Partners III, LP	(Delaware)
NYLCAP Mezzanine Partners III Parallel Fund, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker Holdco B, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker B, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker Holdco D, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker D, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker Holdco F, LP	(Delaware)
NYLCAP Mezzanine Partners III 2012 Co-Invest ECI Blocker F, LP	(Delaware)
NYLCAP Mezzanine Offshore Partners III, L.P.	(Cayman Islands)
NYLCAP Select Manager GenPar GP, LLC	(Delaware)
NYLCAP Select Manager GenPar, LP	(Delaware)
NYLCAP Select Manager Fund, LP	(Delaware)
NYLCAP Select Manager Cayman Fund, LP	(Cayman Islands)
NYLCAP Select Manager II GenPar GP, LLC	(Delaware)
NYLCAP Select Manager II GenPar GP, L.P.	(Cayman Islands)
NYLCAP Select Manager Fund II, L.P.	(Cayman Islands)
NYLCAP India Funding LLC	(Delaware)
NYLIM-JB Asset Management Co., LLC	(Mauritius)	(24.66%)[4]
New York Life Investment Management India Fund II, LLC	(Mauritius)
New York Life Investment Management India Fund (FVCI) II, LLC	(Mauritius)
NYLCAP India Funding III LLC	(Delaware)
NYLIM-Jacob Ballas Asset Management Co. III, LLC	(Mauritius)	(24.66%)[5]
NYLIM Jacob Ballas India Fund III (Mauritius) LLC
NYLIM Jacob Ballas Capital India (FVCI) III (Mauritius) LLC
NYLIM Jacob Ballas India (FII) III (Mauritius) LLC
Evolvence Asset Management, Ltd.	(Cayman Islands)	(Goldpoint: 24.5%)
EIF Managers Limited	(Mauritius)	(58.72%)
EIF Managers II Limited	(Mauritius)	(55%)
NYLCAP Holdings LLC	(Mauritius)
Jacob Ballas Capital India PVT. Ltd.	(Mauritius)	(23.30%)
Industrial Assets Holdings Limited	(Mauritius)	(28.02%)
NYLIM Service Company LLC	(Delaware)
NYL Workforce GP LLC	(Delaware)
New York Life Investment Management LLC	(Delaware)
NYLIM Fund II GP, LLC	(Delaware)
NYLIM-TND, LLC	(Delaware)
New York Life Investment Management Hong Kong Limited	(China)
WFHG GP, LLC	(Delaware)	(50%)
Workforce Housing Fund I-2007 LP	(Delaware)	(50%)
IndexIQ Holdings Inc.	(Delaware)	(“IQ Holdings”)
IndexIQ LLC	(Delaware)	(NYLIMH: 74.37%, IQHoldings: 25.63%)
IndexIQ Advisors LLC	(Delaware)
IndexIQ Active ETF Trust	(Delaware)[7]
IQ MacKay Shields Municipal Insured ETF		(NYLIAC: 30.34%)
IQ MacKay Shields Municipal Intermediate ETF		(NYLIAC: 30.40%)
IQ Ultra Short Duration ETF		(NYLIC: 9.52%)
IndexIQ ETF Trust	(Delaware)
IQ 50 Percent Hedged FTSE Europe ETF		(NYLIC: 0.06%)
IQ 50 Percent Hedged FTSE Intl ETF		(NYLIM Holdings: 9.34%)
IQ 50 Percent Hedged FTSE Japan ETF		(NYLIC: 0.83%)
IQ 500 International ETF		(NYLIM Holdings: 0.42%, NYLIAC: 0.08%)
IQ Chaikin US Large Cap ETF		(NYLIM Holdings: 10.82%)
IQ Chaikin US Small Cap ETF		(NYLIM Holdings: 7.35%)
IQ Enhanced Core Bond US ETF		(NYLIM Holdings: 1.80%)
IQ Enhanced Core Plus Bond US ETF		(NYLIM Holdings: 1.93%)
IQ Global Agribusiness Small Cap ETF
IQ Global Resources ETF		(NYLIM Holdings: 2.97%)
IQ Hedge Event-Driven Tracker ETF		(NYLIAC: 0.05%)
IQ Hedge Long/Short Tracker ETF		(NYLIAC: 0.05%)
IQ Hedge Macro Tracker ETF
IQ Hedge Market Neutral Tracker ETF
IQ Hedge Multi-Strategy Tracker ETF
IQ Leaders GTAA Tracker ETF		(NYLIC: 0.76%)
IQ Merger Arbitrage ETF
IQ Real Return ETF
IQ S&P High Yield Low Volatility Bd ETF		(NYLIC: 1.25%, NYLIM Holdings: 0.72%)
IQ Short Duration Enhanced Cor Bd US ETF		(NYLIAC: 0.06%)
IQ US Real Estate Small Cap ETF
New York Life Investment Management Holdings International	(Luxembourg)
New York Life Investment Management Holdings II International	(Luxembourg)
Candriam Group (“CG”)	(Luxembourg)
CGH UK Acquisition Company Limited	(UK)
Tristan Capital Partners Holdings Limited	(England & Wales)	(40%)
EPISO 4 Co-Investment LLP	(England & Wales)	(50%, Tristan Capital Partners LLP 50%)
EPISO 4 (GP) LLP	(England & Wales)	(~16%)(5 individual members)
EPISO 4 Incentive Partners LLP	(England & Wales)	(4.7%)(18 Individual members and three corporate members)
CCP 5 Co-Investment LLP	(England & Wales)	(50%, Tristan Capital Partners LLP 50%)
Tristan Capital Limited	(England & Wales)
Tristan Capital Partners LLP	(England & Wales)	(~92%)(25 individual members)
CCP III Co-Investment (GP) Limited	(Scotland)
CCP III Co-Investment LP	(Scotland)
CCP IV Co-Investment LP	(Scotland)
CCP III (GP) LLP	(England & Wales)	(50%)
CCP III Incentive Partners (GP) Limited	(Scotland)
CCP III Incentive Partners LP	(Scotland)
CCP IV Incentive Partners LP	(Scotland)
Curzon Capital Partners III (GP) Limited	(England & Wales)
CCP III (GP) LLP	(England & Wales)	(50%)
EPISO 3 Co-Investment (GP) Limited	(Scotland)
EPISO 3 Co-Investment LP	(Scotland)
EPISO 3 Incentive Partners (GP) Limited	(Scotland)
EPISO 3 Incentive Partners LP	(Scotland)
EPISO 3 IOM Limited	(Isle of Man)
CCP IV (GP) LLP	(England & Wales)	(50%)
Curzon Capital Partners IV (GP) Limited	(England & Wales)
CCP 5 GP LLP	(England & Wales)	(~33%) (2 individual members)
CCP 5 Pool Partnership GP Limited	(Jersey)
CCP 5 Pool Partnership SLP	(Jersey)
Tristan Capital Partners Asset Management Limited	(England & Wales)
TCP Poland Spolka z ograniczoną odpowiedzialnoscią	(Poland)
TCP Co-Investment (GP) S.à.r.l.	(Luxembourg)
TCP Co-Investment SCSP	(Luxembourg)
TCP Incentive Partners SCSP	(Luxembourg)
TCP Incentive Partners (GP) S.à.r.l.	(Luxembourg)
German Property Performance Partners Investors Feeder Verwaltungs GmbH	(Germany)
EPISO 4 (GP) S.à.r.l.	(Luxembourg)
EPISO 4 (GP) II S.à.r.l.	(Luxembourg)
Tristan (Holdings) Limited	(England & Wales)	(0%) (10 shares held by an individual)
EPISO 3 Feeder (GP) Limited	(Scotland)
CCP V Feeder (GP) LLP	(England & Wales)	(2 individual members)
EPISO 4 Feeder (GP) LLP	(England & Wales)	(2 individual members)
CCP 5 Feeder LLP	(England & Wales)	(33%) (2 individual members)
Tristan Global Securities GP Limited	(Cayman Islands)
Tristan Global Securities LP	(Cayman Islands)
Candriam Luxco S.a.r.l.	(Luxembourg)	(“CANLUXS”)
Candriam Luxembourg	(Luxembourg)	(”CANLUX”) (CG: 91.006%; 1 share held by CANLUXS)
Candriam Luxembourg Italy Branch
Candriam Luxembourg UK Establishment
Candriam Luxembourg Germany Branch
Candriam Luxembourg US Branch
Candriam Luxembourg Spain Branch
Candriam Luxembourg Netherlands Branch
Candriam Luxembourg MENA Branch	(Dubai, UAE)
Candriam Belgium	(Belgium)	(“CANBEL”) (99.99%; CG: 0.01%)
Candriam France	(France)	(”CANFR”)
Candriam Monétaire SICAV	(France)	(CANBEL: 0.91%; CANFR: 0.41%, CIG: 0.01%)
Candriam Switzerland LLC	(Switzerland)
Belfius Fund	(Luxembourg)	(SICAV with Board controlled by Candriam)
Belfius Fund Belgian Small & Mid Caps		(0.00%)
Belfius Equities	(Belgian)	(CIG:0.01%)
BIL Invest	(Luxembourg)	(0.00%)
BIL Invest Patrimonial High		(CIG: 0.06%)
BIL Invest Patrimonial Low		(CIG: 0.01%)
BIL Invest Patrimonial Medium		(CIG: 0.02%)
BIL Invest Total Return Bonds		(0.00%)
BlueOrchard Microfinance Fund	(Luxembourg)	(0.00%)
Cordius	(Luxembourg)	(CANLUX: 5.18%, CANBEL: 1.22%, CANFR: 1.22%)
Cordius CIG		(“CIG”) (CANLUX: 68.04%; CANBEL: 15.98%; CANFR: 15.98%)
Candriam Absolute Return	(Luxembourg)	(CANLUX: 2.94%, NYLIAC: 17.82%, CIG: 3.62%)
Candriam Absolute Return Equity Market Neutral	(Lux)	(CANLUX: 3.67%, NYLIAC: 8.54%, CIG: 4.96%)
Candriam Absolute Return Long Short Digital Equity		(CANLUX: 0.18%, CIG: 0.01%, NYLIAC: 48.88%)
Candriam Alternative	(Luxembourg)	(CANLUX: 0.24%, NYLIAC: 50.30%, CIG: 12.60%)
Candriam Alternative Systemat		(CANLUX: 0.24%, NYLIAC: 50.30%, CIG: 12.60%)
Candriam Bonds	(Luxembourg)	(CANLUX: 0.05%, CIG: 0.06%)
Candriam Bonds Capital Securities		(CANFR: 0.00%)
Candriam Bonds Convertible Defensive		(CANLUX: 0.03%)
Candriam Bonds Convertible Opportunities		(CANLUX: 26.37%)
Candriam Bonds Credit Opportunities		(CANLUX: 0.01%)
Candriam Bonds Emerging Debt Local Currencies		(CANLUX: 0.07%, CIG: 0.01%)
Candriam Bonds Emerging Markets		(CANLUX: 0.01%, CANFR: 0.00%)
Candriam Bonds Emerging Markets Total Return		(CANLUX: 0.04%)
Candriam Bonds Emerging Markets Corporate		(0.00%)
Candriam Bonds Euro		(0.00%)
Candriam Bonds Euro Corporate		(CANLUX: 0.03%)
Candriam Bonds Euro Diversified		(0.00%)
Candriam Bonds Euro Government		(CANLUX: 0.02%, CANFR: 0.26%)
Candriam Bonds Euro High Yield		(CANFR 0.00%, CANLUX: 0.01%)
Candriam Bonds Euro Short Term		(CANLUX: 0.01%)
Candriam Bonds Euro Long Term		(CANLUX: 0.00, CIG: 0.03%)
Candriam Bonds Floating Rate Notes		(0.00%)
Candriam Bonds Global Government		(0.00%)
Candriam Bonds Global High Yield		(CANLUX: 0.06%)
Candriam Bonds Global Inflation Short Duration		(0.00%)
Candriam Bonds Global Sovereign Quality		(CIG: 0.01%)
Candriam Bonds International		(CANLUX: 0.08%, CIG: 0.01%)
Candriam Bonds Total Return		(CANLUX: 0.02%)
Candriam Bonds Total Return Defensive		(0.00%)
Candriam Bonds Total Return Defensive		(0.00%)
Candriam Business Equities	(Belgium)
Candriam Business Equities EMU		(0.00%)
Candriam Business Equities Global Income		(0.00%)
Candriam Diversified Futures		(CIG: 0.01%)
Candriam Equities L	(Luxembourg)	(CANLUX: 0.01%)
Candriam Equities L Asia		(0.00%)
Candriam Equities L Australia		(0.00%)
Candriam Equities L Biotechnology		(0.00%)
Candriam Equities L Emerging Markets		(CANLUX: 0.01%)
Candriam Equities L EMU		(0.00%)
Candriam Equities L Europe Conviction		(CANLUX: 0.01%)
Candriam Equities L Europe Innovation		(0.00%)
Candriam Equities L Europe Small & Mid Caps		(CANLUX: 0.03%)
Candriam Equities L Global Demography		(CANLUX: 0.01%)
Candriam Equities L Robotics & Innovation Technology		(CANLUX: 0.02%)
Candriam Fund	(Luxembourg)
Candriam Fund Sustainable Euro Corporate Bonds Fossil Free		(CIG: 0.01%)
Candriam Fund Sustainable European Equities Fossil Free		(CIG: 0.00%)
Candriam GF	(Luxembourg)	(NYLIAC: 67.22%, CIG: 0.01%)
Candriam GF Global Equity Opportunities		(NYLIAC: 97.72%)
Candriam GF Short Duration US High Yield Bonds		(NYLIAC: 36.05%, CIG: 0.02%)
Candriam GF U.S. Equity Opportunities		(NYLIAC: 63.68%, CIG: 0.02%)
Candriam GF US High Yield Corporate Bonds		(NYLIAC: 74.93%, CIG: 0.02%)
Candriam GF US Corporate Bonds		(NYLIAC: 96.17%)
Candriam Global Alpha	(Luxembourg)	(CANLUK: 0.10%, CIG: 1.66%)
Candriam Index Arbitrage	(Luxembourg)	(CANLUX: 0.02%, CANFR: 0.00%)
Candriam L	(Luxembourg)	(CANLUX: .0.06%, NYLIAC: 1.82%, CIG: 0.67%)
Candriam L Balanced Asset Allocation		(CIG: 0.03%)
Candriam L Conservative Asset Allocation		(CANLUX: 0.15%, CIG: 0.01%)
Candriam, L Defensive Asset Allocation		(CIG: 0.05%)
Candriam L Dynamic Asset Allocation		(CIG: 5.13%)
Candriam L Multi-Asset Income		(CANLUX: 0.05%)
Candriam L Multi-Asset Income & Growth		(CANLUX: 0.03%)
Candriam L Multi-Asset Premia		(NYLIAC: 55.74%, CIG: 18.60%)
Candriam Long Short Credit		(CANLUX: 0.01%)
Candriam Money Market	(Luxembourg)	(CANLUX: 0.01%, CANFR: 1.22%)
Candriam Money Market Euro		(0.00%)
Candriam Money Market Euro AAA		(CANLUX: 0.06%, CANFR: 6.10%)
Candriam Money Market Usd		(0.00%)
Candriam Multi-Strategies	(Luxembourg)	(CANBEL 11.63%, CANFR: 17.83%, CANLUX: 40.95%, CIG: 1.18%)
Candriam Quant	(Luxembourg)	(CANLUX: 0.01%, CIG: 0.04%)
Candriam Quant Equities Europe		(CIG 0.00%)
Candriam Quant Equities USA		(CIG 0.01%)
Candriam Quant Equities Multi-Factor EMU		(0.02%)
Candriam Risk Arbitrage	(Luxembourg)	(CANLUX: 0.01%, CIG: 0.61%)
Candriam SRI	(Luxembourg)	(CANLUX: 0.01%, CANBEL: 0.13%)
Candriam SRI Bond Euro Aggregate Index		(CIG: 0.01%)
Candriam SRI Bond Emerging Markets		(CANLUX: 0.02%)
Candriam SRI Bond Euro		(CANLUX: 0.10%)
Candriam SRI Bond Euro Corporate		(CANLUX: 0.05%)
Candriam SRI Bond Euro Short Term		(0.00%)
Candriam SRI Bond Global High Yield		(CANLUX: 0.02%)
Candriam SRI Bond Global		(0.00%)
Candriam SRI Defensive Asset Allocation		(CANBEL: 5.70%)
Candriam SRI Equity Climate Action		(CIG: 0.00%)
Candriam SRI Equity Emerging Markets		(CANLUX: 0.01%)
Candriam SRI Equity EMU		(CANLUX: 0.02%)
Candriam SRI Equity Europe		(CANLUX: 0.01%)
Candriam SRI Equity North America		(CANLUX: 0.01%)
Candriam SRI Equity Pacific		(0.01%)
Candriam SRI Equity World		(CANLUX: 0.01%)
Candriam SRI Money Market Euro		(CIG: 0.01%)
Candriam Sustainable	(Luxembourg)	(CANLUX: 0.00%, CIG: 0.03%)
Candriam Sustainable Euro Corporate Bonds		(CANLUX: 0.07%)
Candriam Sustainable Euro Bonds		(CIG: 0.19%)
Candriam Sustainable Euro Short Term Bonds		(CIG: 0.01%)
Candriam Sustainable Europe		(CANLUX: 0.01%)
Candriam Sustainable North America		(CANLUX: 0.01%)
Candriam Sustainable Pacific		(0.00%)
Candriam Sustainable High		(CIG: 0.01%)
Candriam Sustainable World Bonds		(CIG: 0.41%)
Candriam Sustainable World		(0.00%)
Candriam Sustainable Medium		(0.00%)
Candriam Sustainable Low		(0.00%)
Candriam World Alternative	(Luxembourg)	(CANLUX: 0.06%, NYLIAC: 32.73%)
Candriam World Alternative Alphamax		(NYLIAC: 42.22%, CANLUX: 0.07%, CIG: 0.00%)
Candriam Patrimoine Obli-Inter	(France)	(CANFR: 0.70%)
Cleome Index	(Luxembourg)	(CANFR: 0.00%)
Cleome Index EMU Equities		(CANF: 0.00%)
Cleome Index Europe Equities		(0.00%)
Cleome Index Euro Corporate Bonds		(0.00%)
Cleome Index Euro Government Bonds		(0.00%)
Cleome Index Euro Long Term Bonds		(CIG: 0.03%)
Cleome Index Euro Short Term Bonds		(CIG: 0.01%)
Cleome Index Global Equities		(CIG: 0.01%)
Cleome Index Pacific Equities		(CIG: 0.01%)
Cleome USA Equities		(0.00%)
CMM
CMM Multi-Strategy		(0.00%)
Paricor		(CIG: 0.06%)
Paricor Patrimonium		(CIG: 0.07%)
IndexIQ		(CIG: 38%)
IndexIQ Factors Sustainable Corporate Euro Bond		(49%)
IndexIQ Factors Sustainable Sovereign Euro Bond		(56%)
IndexIQ Factors Sustainable Europe Equity		(19%)
IndexIQ Factors Sustainable EMU Equity		(95%)
IndexIQ Factors Sustainable Japan Equity		(37%)
Ausbil Investment Management Limited	(Australia)	(“AUSBIL”) (78.63%)
Ausbil Australia Pty. Ltd.	(Australia)
Ausbil Asset Management Pty. Ltd.	(Australia)
Ausbil Focus Investment Company Limited	(Australia)	(Dormant)
Ausbil Global Infrastructure Pty. Limited	(Australia)	(55%) (45% owned by 4 employees)
ISPT Holding	(Australia)	(0.037%)
Ausbil Investment Management Limited Employee Share Trust	(Australia)	(Ausbil: 100%)
Ausbil 130/30 Focus Fund	(Australia)[6]
Ausbil Dividend Income Fund	(Australia)	(NYLIAC: 54.49%)
Ausbil Active Sustainable Equity Fund	(Australia)	(NYLIAC: 56.74%) (Ausbil has sole authority over fund)
Ausbil Australian Active Equity Fund	(Australia)
Ausbil Australian Concentrated Equity Fund	(Australia)
Ausbil Australian Emerging Leaders Fund	(Australia)
Ausbil Australian Geared Equity Fund	(Australia)
Ausbil Australian Smallcap Fund	(Australia)
Ausbil Balanced Fund	(Australia)
Ausbil EGS Focus Fund	(Australia)
Ausbil Global Essential Infrastructure Fund	(Australia)	(NYLIAC: 99.50%)
Ausbil Global Resources Fund	(Australia)	(89.93%)
Ausbil Global SmallCap Fund	(Australia)	(74.37%)
Ausbil Microcap Fund	(Australia)	(NYLIAC: 16.44%)
Candriam Sustainable Global Equity Fund	(Australia)
MacKay Shields Unconstrained Bond Fund	(Australia)	(NYLIAC: 99.11%)
NYLIFE Distributors LLC	(Delaware)
Private Advisors L.L.C.	(Delaware)	(66.85%)
BMG PAPM GP, LLC	(Delaware)
BMG PA Private Markets (Delaware) LP	(Delaware)
BMG Private Markets (Cayman) LP	(Cayman Islands)
PACD MM, LLC	(Delaware)
PA Capital Direct, LLC	(Delaware)[7]
PA Credit Program Carry Parent, LLC	(Delaware)
PA Credit Program Carry, LLC	(Delaware)
PACIF Carry Parent, LLC	(Delaware)
PACIF Carry, LLC	(Delaware)
PACIF GP, LLC	(Delaware)
Private Advisors Coinvestment Fund, LP	(Delaware)
PACIF II GP, LLC	(Delaware)
Private Advisors Coinvestment Fund II LP	(Delaware)
PACIF II Carry Parent, LLC	(Delaware)
PACIF II Carry, LLC	(Delaware)
PACIF III GP, LLC	(Delaware)
Private Advisors Coinvestment Fund III, LP	(Delaware)
PACIF III Carry Parent, LLC	(Delaware)
PACIF III Carry, LLC	(Delaware)
PACIF IV GP, LLC	(Delaware)
Private Advisors Coinvestment Fund IV, LP	(Delaware)
PACIF IV Carry Parent, LLC	(Delaware)
PACIF IV Carry, LLC	(Delaware)
PAMMF GP, LLC	(Delaware)
PA Middle Market Fund, LP	(Delaware)
PA Hedged Equity Fund, L.P.	(Delaware)
Private Advisors Hedged Equity Fund (QP), L.P.	(Delaware)
Private Advisors Hedged Equity Master Fund	(Delaware)
PASOF GP, LLC	(Delaware)
PA Strategic Opportunities Fund, LP	(Delaware)
PASCBF III GP, LLC	(Delaware)
Private Advisors Small Company Buyout Fund III, LP	(Delaware)
PASCBF IV GP, LLC	(Delaware)
Private Advisors Small Company Buyout Fund IV, LP	(Delaware)
PASCBF IV Carry Parent, LLC	(Delaware)
PASCBF IV Carry, LLC	(Delaware)
PASCBF V GP, LLC	(Delaware)
Private Advisors Small Company Buyout Fund V, LP	(Delaware)
Private Advisors Small Company Buyout V–ERISA Fund, LP	(Delaware)
PASCBF V Carry Parent, LLC	(Delaware)
PASCBF V Carry, LLC	(Delaware)
PASCPEF VI Carry Parent, LLC	(Delaware)
PASCPEF VI Carry, LLC	(Delaware)
PASCPEF VI GP, LLC	(Delaware)
Private Advisors Small Company Private Equity Fund VI, LP	(Delaware)
Private Advisors Small Company Private Equity Fund VI (Cayman), LP	(Cayman Islands)
PASCPEF VII GP, LLC	(Delaware)
Private Advisors Small Company Private Equity Fund VII, LP	(Delaware)
Private Advisors Small Company Private Equity Fund VII (Cayman), LP	(Cayman Islands)
PASCPEF VII Carry Parent, LLC	(Delaware)
PASCPEF VII Carry, LLC	(Delaware)
PASCPEF VIII GP, LLC	(Delaware)
Private Advisors Small Company Private Equity Fund VIII, LP	(Delaware)
Private Advisors Small Company Private Equity Fund VIII (Cayman), LP	(Delaware)
PASCPEF IX GP, LLC	(Delaware)
PA Small Company Private Equity Fund IX, LP	(Delaware)
PA Small Company Private Equity Fund IX, (Cayman), LP	(Cayman Islands)
Cuyahoga Capital Partners IV Management Group LLC	(Delaware)
Cuyahoga Capital Partners IV LP	(Delaware)
Cuyahoga Capital Emerging Buyout Partners Management Group LLC	(Delaware)
Cuyahoga Capital Emerging Buyout Partners LP	(Delaware)
PA Real Assets Carry Parent, LLC	(Delaware)
PA Real Assets Carry, LLC	(Delaware)
PA Real Assets Carry Parent II, LLC	(Delaware)
PA Real Assets Carry II, LLC	(Delaware)
PA Emerging Manager Carry Parent, LLC	(Delaware)
PA Emerging Manager Carry, LLC	(Delaware)
PA Emerging Manager Carry Parent II, LLC	(Delaware)
PA Emerging Manager Carry II, LLC	(Delaware)
RIC I GP, LLC	(Delaware)
Richmond Coinvestment Partners I, LP	(Delaware)
RIC I Carry Parent, LLC	(Delaware)
RIC I Carry, LLC	(Delaware)
PASF V GP, LLC	(Delaware)
Private Advisors Secondary Fund V, LP	(Delaware)
PASF V Carry Parent, LLC	(Delaware)
PASF V Carry, LLC	(Delaware)
PARAF GP, LLC	(Delaware)
Private Advisors Real Assets Fund, LP	(Delaware)
PARAF Carry Parent, LLC	(Delaware)
PARAF Carry, LLC	(Delaware)
PASCCIF GP, LLC	(Delaware)
Private Advisors Small Company Coinvestment Fund, LP	(Delaware)
Private Advisors Small Company Coinvestment Fund-ERISA, LP	(Delaware)
PASCCIF Carry Parent, LLC	(Delaware)
PASCCIF Carry, LLC	(Delaware)
PARAF II GP, LLC	(Delaware)
Private Advisors Real Assets Fund II, LP	(Delaware)
Private Advisors Hedged Equity Fund, Ltd.	(Cayman Islands)	(0%)
Private Advisors Hedged Equity Fund (QP), Ltd.	(Cayman Islands)	(0%)
Private Advisors Hedged Equity Master Fund, Ltd.	(Cayman Islands)	(owned by two funds above)
UVF GP, LLC	(Delaware)
Undiscovered Value Fund, LP	(Delaware)
Undiscovered Value Fund, Ltd.	(Cayman Islands)[8]
Undiscovered Value Master Fund SPC	(Cayman Islands)
Washington Pike GP, LLC	(Delaware)
Washington Pike, LP	(Delaware)
NYLIM Flatiron CLO 2004-1 Ltd.	(Cayman Islands)[7]
NYLIM Flatiron CLO 2004-1 Equity Holdings LLC, Series A	(Delaware)
NYLIM Flatiron CLO 2006-1 Ltd.	(Cayman Islands)
NYLIM Flatiron CLO 2006-1 Equity Holdings LLC, Series A	(Delaware)
Flatiron CLO 2007-1 Ltd.	(Cayman Islands)
NYLIM Flatiron CLO 2007-1 Equity Holdings LLC, Series A	(Cayman Islands)
Flatiron CLO 2011-1 Ltd.	(Cayman Islands)	(NYL: 0%)
Flatiron CLO 2012-1 Ltd	(Cayman Islands)	(NYL: 0%)
Flatiron CLO 2013-1-Ltd.	(Cayman Islands)	(NYL: 0%)
Flatiron CLO 2014-1-Ltd.	(Cayman Islands)	(NYL: 0%)
Flatiron CLO 2015-1 Ltd.	(Cayman Islands)	(NYL: 0%)
Flatiron CLO 17 Ltd.	(Cayman Islands)	(NYL: 0%)
Flatiron CLO 18 Ltd.	(Cayman Islands)	(NYL: 0%) (NYL Investors 100% Equity)
Flatiron CLO 18 Funding Ltd.	(Cayman Islands)	(NYL: 100%)
Stratford CDO 2001-1 Ltd.	(Cayman Islands)
Silverado CLO 2006-II Limited	(Cayman Islands)
Silverado 2006-II Equity Holdings LLC, Series A	(Cayman Islands)
NYLIFE LLC	(Delaware)
Eagle Strategies LLC	(Delaware)
New York Life Capital Corporation	(Delaware)
New York Life Trust Company	(New York)
NYLIFE Securities LLC	(Delaware)
NYLINK Insurance Agency Incorporated	(Delaware)
NYLUK I Company	(United Kingdom)
NYLUK II Company	(United Kingdom)
Gresham Mortgage	(United Kingdom)
W Construction Company	(United Kingdom)
WUT	(United Kingdom)
WIM (AIM)	(United Kingdom)
Silver Spring, LLC	(Delaware)
Silver Spring Associates, L.P.	(Pennsylvania)
SCP 2005-C21-002 LLC	(Delaware)
SCP 2005-C21-003 LLC	(Delaware)
SCP 2005-C21-006 LLC	(Delaware)
SCP 2005-C21-007 LLC	(Delaware)
SCP 2005-C21-008 LLC	(Delaware)
SCP 2005-C21-009 LLC	(Delaware)
SCP 2005-C21-017 LLC	(Delaware)
SCP 2005-C21-018 LLC	(Delaware)
SCP 2005-C21-021 LLC	(Delaware)
SCP 2005-C21-025 LLC	(Delaware)
SCP 2005-C21-031 LLC	(Delaware)
SCP 2005-C21-036 LLC	(Delaware)
SCP 2005-C21-041 LLC	(Delaware)
SCP 2005-C21-043 LLC	(Delaware)
SCP 2005-C21-044 LLC	(Delaware)
SCP 2005-C21-048 LLC	(Delaware)
SCP 2005-C21-061 LLC	(Delaware)
SCP 2005-C21-063 LLC	(Delaware)
SCP 2005-C21-067 LLC	(Delaware)
SCP 2005-C21-069 LLC	(Delaware)
SCP 2005-C21-070 LLC	(Delaware)
NYMH-Ennis GP, LLC	(Delaware)
NYMH-Ennis, L.P.	(Texas)
NYMH-Freeport GP, LLC	(Delaware)
NYMH-Freeport, L.P.	(Texas)
NYMH-Houston GP, LLC	(Delaware)
NYMH-Houston, L.P.	(Texas)
NYMH-Plano GP, LLC	(Delaware)
NYMH-Plano, L.P	(Texas)
NYMH-San Antonio GP, LLC	(Delaware)
NYMH-San Antonio, L.P.	(Texas)
NYMH-Stephenville GP, LLC	(Delaware)
NYMH-Stephenville, L.P.	(Texas)
NYMH-Taylor GP, LLC	(Delaware)
NYMH-Taylor, L.P.	(Texas)
NYMH-Attleboro MA, LLC	(Delaware)
NYMH-Farmingdale, NY LLC	(Delaware)
NYLMDC-King of Prussia GP, LLC	(Delaware)
NYLMDC-King of Prussia Realty, LP	(Delaware)
NYLife Real Estate Holdings LLC	(Delaware)
Huntsville NYL LLC	(Delaware)
CC Acquisitions, LP	(Delaware)
REEP-IND Cedar Farms TN LLC	(Delaware)
Cedar Farms JV LLC	(Delaware)	(90%)
REEP-IND Continental NC LLC	(Delaware)
LRC-Patriot, LLC	(Delaware)	(93%)
REEP-LRC Industrial LLC	(Delaware)
REEP-IND Forest Park NJ LLC	(Delaware)
FP Building 4 LLC	(Delaware)
FP Building 1-2-3 LLC	(Delaware)
FP Building 17, LLC	(Delaware)
FP Building 20, LLC	(Delaware)
FP Mantua Grove LLC	(Delaware)
FP Lot 1.01 LLC	(Delaware)
REEP-IND NJ LLC	(Delaware)
NJIND JV LLC	(Delaware)	(93%)
NJIND Hook Road LLC	(Delaware)
NJIND Bay Avenue LLC	(Delaware)
NJIND Corbin Street LLC	(Delaware)
REEP-MF Cumberland TN LLC	(Delaware)
Cumberland Apartments, LLC	(Tennessee)
REEP-MF Enclave TX LLC	(Delaware)
Enclave CAF LLC	(Delaware)
REEP-MF Marina Landing WA LLC	(Delaware)
REEP-SP Marina Landing LLC	(Delaware)	(98%)
REEP-MF Mira Loma II TX LLC	(Delaware)
Mira Loma II, LLC	(Delaware)	(50%)
REEP-MF Summitt Ridge CO LLC	(Delaware)
Summitt Ridge Apartments, LLC	(Delaware)
REEP-MF Woodridge IL LLC	(Delaware)
REEP-OF Centerpointe VA LLC	(Delaware)
Centerpointe (Fairfax) Holdings LLC	(Delaware)	(50%)
REEP-OFC 575 Lex NY LLC	(Delaware)
REEP-OFC 575 Lex NY GP LLC	(Delaware)
Maple REEP-OFC 575 Lex Holdings LP	(Delaware)	(50%)
Maple REEP-OFC 575 Lex Owner LLC	(Delaware)	(50%)
REEP-RTL SASI GA LLC	(Delaware)
REEP-RTL Bradford PA LLC	(Delaware)
REEP-OFC Royal Centre GA LLC	(Delaware)
Royal Centre, LLC	(Delaware)	(90%)
REEP-RTL CTC NY LLC	(Delaware)
REEP-OFC 5005 LBJ Freeway TX LLC	(Delaware)	(97%)
5005 LBJ Tower LLC	(Delaware)	(97%)
REEP-MF SPENCER NV LLC	(Delaware)
REEP-HZ SPENCER JV LLC	(Delaware)	(92.7%)
REEP-HZ SPENCER LLC	(Delaware)
REEP-OFC/RTL MARKET ROSS TX LLC	(Delaware)
MARKET ROSS TX JV LLC	(Delaware)	(98.7%)
MARKET ROSS TX GARAGE OWNER LLC	(Delaware)
MARKET ROSS TX OFFICE OWNER LLC	(Delaware)
MARKET ROSS TX RETAIL OWNER LLC	(Delaware)
REEP-OFC Mallory TN LLC	(Delaware)
3665 Mallory JV LLC	(Delaware)	(90.9%)
REEP-OFC WATER RIDGE NC LLC	(Delaware)
REEP-OFC Viridian AZ LLC	(Delaware)
REEP-Hines Viridian JV LLC	(Delaware)	(73.0309%)
REEP-OFC 2300 Empire LLC	(Delaware)
REEP-MF Wynnewood PA LLC	(Delaware)
Wynnewood JV LLC	(Delaware)	(92.5%)
REEP-MU Fayetteville NC LLC	(Delaware)	(100%)
501 Fayetteville JV LLC	(Delaware)	(85%)
501 Fayetteville Owner LLC	(Delaware)	(100%)
REEP-MU SOUTH GRAHAM NC LLC	(Delaware)
401 SOUTH GRAHAM JV LLC	(Delaware)	(90%)
401 SOUTH GRAHAM OWNER LLC	(Delaware)
REEP-IND COMMERCE CITY CO LLC	(Delaware)
REEP-BRENNAN COMMERCE CITY JV LLC	(Delaware)
REEP-MF ART TOWER OR LLC	(Delaware)
REEP-WP ART TOWER JV LLC	(Delaware)
REEP-OFC Mass Ave MA LLC	(Delaware)
2015 DIL PORTFOLIO HOLDINGS LLC	(Delaware)	(NYLIC: 100%)
PA 180 KOST RD LLC	(Delaware)
2017 CT REO HOLDINGS LLC	(Delaware)	(NYLIC: 62.307692%; NYLIAC: 37.692308%)
Cortlandt Town Center LLC	(Delaware)
REEP-IND 10 WEST AZ LLC	(Delaware)
REEP-IND 4700 Nall TX LLC	(Delaware)
REEP-IND Aegean MA LLC	(Delaware)
REEP-IND Alpha TX LLC	(Delaware)
REEP-IND MCP VIII NC LLC	(Delaware)
REEP-IND CHINO CA LLC	(Delaware)
REEP-IND FREEDOM MA LLC	(Delaware)
REEP-IND Fridley MN LLC	(Minnesota)
REEP-IND Green Oaks IL LLC	(Delaware)
REEP-IND Kent LLC	(Delaware)
REEP-IND LYMAN MA LLC	(Delaware)
REEP- IND MCP II NC LLC	(Delaware)
REEP- IND MCP III NC LLC	(Delaware)
REEP- IND MCP IV NC LLC	(Delaware)
REEP- IND MCP V NC LLC	(Delaware)
REEP- IND MCP VII NC LLC	(Delaware)
REEP-INC MCP III OWNER NC LLC	(Delaware)
REEP-IND RTG NC LLC	(Delaware)
REEP-IND Simonton TX LLC	(Delaware)
REEP-IND Valley View TX LLC	(Delaware)
REEP-IND Valwood TX LLC	(Delaware)
REEP-MF 960 East Paces Ferry GA LLC	(Delaware)
REEP-MF 960 EPF Opco GA LLC	(Delaware)
REEP-MF Emblem DE LLC	(Delaware)
REEP-MF Gateway TAF UT LLC	(Delaware)	(NYLIC: 99%, NYLIAC: 1%)
REEP-WP Gateway TAB JV LLC	(Delaware)	(LLC: 99%, NYLIAC: 1%)
REEP-MF Issaquah WA LLC	(Delaware)
REEP-MF Mount Vernon GA LLC	(Delaware)
REEP-MF Mount Laurel NJ LLC	(Delaware)
REEP-MF NORTH PARK CA LLC	(Delaware)
REEP-MF AVERY TX LLC	(Delaware)
REEP-AVERY OWNER LLC	(Delaware)
REEP-MF Verde NC LLC	(Delaware)
REEP-MF Wallingford WA LLC	(Delaware)
REEP-OFC Bellevue WA LLC	(Delaware)
REEP-OFC WATER RIDGE NC HOLDCO LLC	(Delaware)
REEP-OFC ONE WATER RIDGE NC LLC	(Delaware)
REEP-OFC TWO WATER RIDGE NC LLC	(Delaware)
REEP-OFC FOUR WATER RIDGE NC LLC	(Delaware)
REEP-OFC FIVE WATER RIDGE NC LLC	(Delaware)
REEP-OFC SIX WATER RIDGE NC LLC	(Delaware)
REEP-OFC SEVEN WATER RIDGE NC LLC	(Delaware)
REEP-OFC EIGHT WATER RIDGE NC LLC	(Delaware)
REEP-OFC NINE WATER RIDGE NC LLC	(Delaware)
REEP-OFC TEN WATER RIDGE NC LLC	(Delaware)
REEP-OFC ELEVEN WATER RIDGE NC LLC	(Delaware)
REEP-MF FOUNTAIN PLACE MN LLC	(Delaware)
REEP-MF FOUNTAIN PLACE LLC	(Delaware)
REEP-OFC 2300 Empire CA LLC	(Delaware)
REEP-IND 10 WEST II AZ LLC	(Delaware)
REEP-RTL Flemington NJ LLC	(Delaware)
REEP-RTL Mill Creek NJ LLC	(Delaware)
REEP TAB ONE LLC	(Delaware)
REEP TAF ONE LLC	(Delaware)
NJIND Raritan Center LLC	(Delaware)
NJIND Talmadge Road LLC	(Delaware)
NJIND Melrich Road LLC	(Delaware)
FP Building 18, LLC	(Delaware)
FP Building 19, LLC	(Delaware)
PTC Acquisitions, LLC	(Delaware)
Martingale Road LLC	(Delaware)
New York Life Funding	(Cayman Islands)[8]
New York Life Global Funding	(Delaware)[8]
NYL Equipment Issuance Trust 2014-2	(Delaware)[9]
Government Energy Savings Trust 2003-A (GEST)	(New York)[9]
UFI-NOR Federal Receivables Trust, Series 2009B	(New York)[9]
NYLARC Holding Company Inc.	(Arizona)[8]
New York Life Agents Reinsurance Company	(Arizona)[8]
JREP Fund Holdings I, L.P.	(Cayman Is.)	(12.5%)
Jaguar Real Estate Partners L.P.	(Cayman Is.)	(30.3%)
NYLIFE Office Holdings Member LLC	(Delaware)	(51%)
NYLIFE Office Holdings LLC	(Delaware)	(51%)
NYLIFE Office Holdings REIT LLC	(Delaware)
REEP-OFC DRAKES LANDING CA LLC	(Delaware)
REEP-OFC CORPORATE POINTE CA LLC	(Delaware)
REEP-OFC VON KARMAN CA LLC	(Delaware)
REEP-OFC ONE BOWDOIN SQUARE MA LLC	(Delaware)
REEP-OFC 525 N Tryon NC LLC	(Delaware)
525 Charlotte Office LLC	(Delaware)	(100%)
NYLIFE Office Holdings Acquisitions REIT LLC	(Delaware)
REEP OFC Westory DC LLC	(Delaware)

(+)

By including the indicated corporations in this list, New York Life is not stating or admitting that said corporations are under its actual control; rather, these corporations are listed here to ensure full compliance with the requirements of this Form N-4.

(*)

Registered investment company as to which New York Life and/or its subsidiaries perform one or more of the following services: investment management, administrative, distribution, transfer agency and underwriting services. It is not a subsidiary of New York Life and is included for informational purposes only.

(†)

New York Life Investment Management LLC serves as investment adviser to this entity, the shares of which are held of record by separate accounts of NYLIAC. New York Life disclaims any beneficial ownership and control of this entity. New York Life and NYLIAC as depositors of said separate accounts have agreed to vote their shares as to matters covered in the proxy statement in accordance with voting instructions received from holders of variable annuity and variable life insurance policies at the shareholders meeting of this entity. It is not a subsidiary of New York Life, but is included here for informational purposes only.

1	NYL Cayman Holdings Ltd. owns 15.62%.
2	NYL Worldwide Capital Investment LLC owns 0.002%.
3	NYLIC owns 12.74%, NYLIAC owns 0.00%, and MacKay owns 0.13% for a total ownership of 12.87%.
4	NYLCAP Manager LLC owns 24.66% of the voting management shares. NYLCAP India Funding LLC owns 36% of non-voting carry shares.
5	NYLCAP Manager LLC owns 24.66% of the voting management shares. NYLCAP India Funding III LLC owns 31.36% of non-voting carry shares.
6	Registered Managed Investment Scheme of which Ausbil Investment Management Limited is the sole Responsible Party.
7	Control of each CLO/CDO and other entities is pursuant to an investment management contract with NYLIM or affiliate, not through ownership of voting interests unless, otherwise, ownership noted.
8	Control is through a reliance relationship between NYLIC and this entity, not ownership of voting interests.
9	Control is through financial interest, not ownership of voting interests.

ITEM 27. NUMBER OF CONTRACT OWNERS

As of December 31, 2019 there were approximately 119,133 owners of Qualified Policies and 25,529 owners of Non-Qualified Policies under this Registration Statement.

ITEM 28. INDEMNIFICATION

Article IX of the Amended and Restated By-Laws of New York Life Insurance and Annuity Corporation (“NYLIAC”) provides that NYLIAC shall indemnify and hold harmless (including the provision of a defense) certain persons to the fullest extent permitted by the Delaware General Corporation Law against all expenses, costs, judgments, penalties, fines, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amount paid in settlement) that any such person reasonably incurs or suffers if he/she is made party (or threatened to be made party) or is otherwise involved in a claim, action, suit, or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he/she is (or was) a Director or officer of NYLIAC or was serving at NYLIAC’s request as a Director, officer, or trustee of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan. Such persons also have the right to have NYLIAC pay the reasonable expenses (including reasonable attorneys’ fees) incurred in the defense of any proceedings in advance of their final disposition, subject to certain conditions. NYLIAC may also, to the extent authorized by its Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of NYLIAC.

Please refer to Article IX of the Amended and Restated By-Laws of NYLIAC (Exhibit No. (6)(b)(3) hereto) for the full text of the indemnification provisions.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Directors, officers and controlling persons of the Registrant pursuant to the provisions described above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS

(a) Investment companies (other than the Registrant) for which NYLIFE Distributors LLC is currently acting as underwriter:

NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I

NYLIAC Variable Universal Life Separate Account-I

NYLIAC MFA Separate Account-I

NYLIAC MFA Separate Account-II

NYLIAC Variable Annuity Separate Account-I

NYLIAC Variable Annuity Separate Account-II

NYLIAC Variable Annuity Separate Account-III

NYLIAC VLI Separate Account

MainStay Funds Trust

The MainStay Funds

MainStay VP Funds Trust

(b) Directors and Officers.

The principal business address of each director and officer of NYLIFE Distributors LLC is 30 Hudson Street, Jersey City, NJ 07302.

Names of Directors and Officers	Positions and Offices with Underwriter
McLean, John	Chairman and Chief Executive Officer
Gardner, Robert M.	Manager
Harte, Francis M.	Manager, Senior Vice President
Lehneis, Kirk C.	Manager, Senior Managing Director
Akkerman, John W.	Senior Managing Director, MacKay Shields Institutional Sales
Berlin, Scott L.	Senior Vice President, Institutional Life
Cristallo, James J.	Senior Vice President, Retail Life
Hung, Yie-Hsin	Senior Vice President, New York Life Investment Management
Huang, Dylan W.	Senior Vice President, Retail Annuities
Virendra, Sonali	Senior Vice President
Barrack, Robert M.	Managing Director, GoldPoint Partners Institutional Sales
Stringer, Christopher R.	Managing Director, Private Advisors Institutional Sales
Sullivan, Howard A.	Managing Director, Credit Value Partners Institutional Sales
Zimmerman, Jonathan H.	Managing Director, IndexIQ Institutional Sales
Bain, Karen A.	Vice President – Tax
Behrens, Dawn	Vice President, Institutional Life
Gomez, Mark A.	Vice President and General Counsel
Rhodehouse, Kevin G.	Vice President & Chief Compliance Officer
Rubin, Janis C.	Vice President, Institutional Life
Wickwire, Brian D.	Vice President, Controller & Chief Operating Officer
Essig, Daniel	Corporate Vice President, US Life & Agency Product Consulting
Herrera, Rafaela M.	Corporate Vice President, Compliance & Sales Material Review
Howard, Linda M.	Corporate Vice President, Compliance, Anti-Money Laundering Officer & Office of Foreign Assets Control Officer
Hansen, Marta	Director, Chief Financial Officer, Principal Operations Officer & Treasurer
Meade, Colleen A.	Secretary
Sharrier, Elizabeth A.	Assistant Secretary

(c) Commissions and Other Compensation

Name of Principal Underwriter	New Underwriting Discounts and Commissions	Compensation on Redemption or Annuitization	Brokerage Commission	Compensation
NYLIFE Distributors Inc.	-0-	-0-	-0-	-0-

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by NYLIAC at its home office, 51 Madison Avenue, New York, New York 10010; New York Life – Records Division, 110 Cokesbury Road, Lebanon, New Jersey 08833 and New York Life Investment Management LLC, State Street Bank, 801 Pennsylvania Avenue, Kansas City, Missouri 64105.

ITEM 31. MANAGEMENT SERVICES – Not applicable.

ITEM 32. UNDERTAKINGS – Registrant hereby undertakes:

(a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

(b) to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

(c) to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

REPRESENTATION AS TO THE REASONABLENESS OF AGGREGATE FEES AND CHARGES

New York Life Insurance and Annuity Corporation (“NYLIAC”), the sponsoring insurance company of NYLIAC Variable Annuity Separate Account-IV, hereby represents that the fees and charges deducted under the annuities described in this Registration Statement are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by NYLIAC.

SECTION 403(b) REPRESENTATIONS

Registrant represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on Section 403(b) Policies, and that paragraphs numbered (1) through (4) of that letter will be complied with.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Amendment to the Registration Statement to be signed on its behalf in New York, New York on April 13, 2020.

NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT - IV (Registrant)

By:	/s/ Matthew Williams
Name: Matthew Williams
Title: Vice President

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION (Depositor)

By:	/s/ Matthew Williams
Name: Matthew Williams
Title: Vice President

As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Christopher T. Ashe*	Director
David G. Bedard*	Director
Elizabeth K. Brill*	Director
Alexander I. M. Cook*	Director
Robert M. Gardner*	Director and Controller (Principal Accounting Officer)
Matthew M. Grove*	Director
Frank M. Harte*	Director
Thomas A. Hendry*	Director
Dylan W. Huang*	Director
Mark J. Madgett*	Director
Theodore A. Mathas*	Chairman of the Board, President and Chief Executive Officer (Principal Executive Officer)
Amy Miller*	Director
Arthur H. Seter*	Director
Joel M. Steinberg*	Director
Matthew D. Wion*

By:	/s/ Matthew Williams
Matthew Williams Attorney-in-Fact April 13, 2020

*	Pursuant to Powers of Attorney filed herewith.

EXHIBIT INDEX

Exhibit Number	Description

(8)(p)	Form of Amended and Restated Service Contract between Fidelity Distributors Corporation and NYLIFE Distributors.

(8)(w)(w)	Form of Service Agreement between Fidelity Investments Institutional Operations Company, Inc. and New York Life Insurance and Annuity Corporation.

(9)	Opinion and Consent of Thomas F. English, Esq.

(10)(a)	Consent of PricewaterhouseCoopers LLP.

(10)(b)	Powers of Attorney.